UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09491

Allianz Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

5701 Golden Hills Drive, Minneapolis, MN	55416-1297
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219-8000

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-624-0197

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1.	Reports to Stockholders.

AZL® BlackRock Global Allocation Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Consolidated Expense Examples and Portfolio Composition

Consolidated Schedule of Portfolio Investments

Consolidated Statement of Assets and Liabilities

Consolidated Statement of Operations

Consolidated Statements of Changes in Net Assets

Consolidated Financial Highlights

Notes to the Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® BlackRock Global Allocation Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® BlackRock Global Allocation Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® BlackRock Global Allocation Fund (the “Fund”) returned -7.70%. That compared to a -8.77%, -4.38%, -13.81%, 1.46%, -1.82% and -4.56% total return for its benchmarks, the FTSE World Index1, the S&P 500 Index1, the FTSE World ex U.S. Index1, the ICE BofA Merrill Lynch 5-Year U.S. Treasury Bond Index1, the FTSE Non-USD World Government Bond Index1, and the Moderate Reference Benchmark1, respectively.

U.S. equity markets declined for the year, though they generally outperformed international equities for the 12-month period. The S&P 500 Index returned -4.38%, while the FTSE World Ex U.S. Index returned -13.81% (in US dollar terms). Overall, equities suffered from investors’ concerns about slowing global growth, trade protectionism and geopolitical uncertainty, particularly in the U.K. and Italy. Positive corporate earnings reports and healthy macroeconomic data, including low unemployment, helped U.S. equities outperform their overseas counterparts.

Though markets had a strong start to the year, volatility quickly reared its head, first in equities and then in the investment-grade and emerging market bond sectors. In fixed-income markets, yields rose as the Federal Reserve Board pursued its schedule of four interest rate increases over the course of 2018. The European Central Bank left interest rates unchanged throughout the year and signaled the end of its quantitative easing program.

In the fourth quarter, yields initially reached a seven-year high before tightening financial conditions and a shift in tone from the Federal Open Market Committee caused yields to fall. Investors’ appetite for risk declined at the end of the period, leading to a strong sell-off in stocks.

The Fund underperformed its Moderate Reference Benchmark for the 12-month period under review. Within the Fund’s equity holdings, a higher-than-benchmark exposure to Japanese stocks dragged on relative performance, as did an underweight to U.S. equities and an out-of-benchmark allocation to European financials. From a sector perspective, an above-benchmark allocation to European financials dragged on returns, as did stock selection within the technology, healthcare, consumer discretionary, materials and real estate sectors.*

An underweight allocation to fixed income had a broadly negative impact on relative results. Within fixed income, the Fund’s above-benchmark exposure to U.S. duration and an overweight exposure to select emerging market government bonds also detracted. Exposure to commodity-related securities and the Fund’s currency management, particularly exposure to the Indian rupee, dragged on relative results as well.*

Within equities, an above-benchmark exposure to India added to results, as it was one of the few Asian emerging markets to post a positive return for the year. From a sector perspective, an overweight allocation to the healthcare and technology sectors, along with underweight allocations to the consumer staples, financials and industrials sectors benefited relative returns. Stock selection within the utilities and industrials sectors also contributed. From a currency management perspective, the Fund’s underweight exposure to the euro and overweight exposure to the U.S. dollar also added to relative results.*

The Fund uses derivatives, which may include options, futures, swaps and forward contracts, both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives detracted from the Fund’s performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® BlackRock Global Allocation Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek high total investment return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a portfolio of equity, debt and money market securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near future, which may increase the Fund’s exposure to risks related to rising rates.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

				Since
	1	3	5	Inception
	Year	Year	Year	(1/10/12)
AZL® BlackRock Global Allocation Fund	-7.70%	2.89%	1.81%	4.25%
FTSE World Index	-8.77%	7.14%	4.91%	8.91%
S&P 500 Index	-4.38%	9.26%	8.49%	12.30%
FTSE World ex U.S. Index	-13.81%	4.57%	1.08%	5.29%
ICE BofA Merrill Lynch 5-Year U.S. Treasury Bond Index	1.46%	0.91%	1.42%	1.00%
FTSE (Non-USD) World Government Bond Index	-1.82%	3.32%	0.28%	-0.13%
Moderate Reference Benchmark	-4.56%	5.40%	3.88%	6.07%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® BlackRock Global Allocation Fund	1.20%

The above expense ratio is based on the current Fund prospectus dated May 1, 2018. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 1.19% through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in other investment companies. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses, the Fund’s gross expense ratio would be 1.17%.

The Fund’s performance is measured against the FTSE World Index that is a market-capitalization weighted index representing the performance of the large-and mid-capitalization stocks from the FTSE Global Equity Index Series and covers 90-95% of the investable market capitalization. The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The FTSE World ex U.S. Index is part of a range of indexes designed to help U.S. investors benchmark their international investments. The index is comprised of (84%) large-and (16%) mid-cap stocks providing coverage of Developed and Emerging Markets (46 countries) excluding the U.S. The index is derived from the FTSE Global Equity Index Series, which covers 98% of the world’s investable market capitalization. The ICE BofA Merrill Lynch 5-Year U.S. Treasury Bond Index is designed to track the total return of the current coupon 5-Year U.S. Treasury bond. The FTSE (Non-USD) World Government Bond Index is a market capitalization-weighted index that tracks 10 government bond indexes, excluding the U.S. The Moderate Reference Benchmark is comprised of (36%) S&P 500, (24%) FTSE World ex U.S. Index, (24%) ICE BofA Merrill Lynch 5-Year U.S. Treasury Bond Index, and (16%) FTSE (Non-USD) World Government Bond. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL BlackRock Global Allocation Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL BlackRock Global Allocation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL BlackRock Global Allocation Fund	$1,000.00	$938.90	$5.43	1.11%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL BlackRock Global Allocation Fund	$1,000.00	$1,019.61	$5.65	1.11%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Consolidated Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Common Stocks	58.6%

U.S. Treasury Obligations	28.1

Foreign Bonds	4.4

Corporate Bonds	3.7

Short-Term Securities Held as Collateral for Securities on Loan	3.0

Yankee Dollars	1.8

Exchange Traded Funds	1.3

Money Markets	0.6

Preferred Stocks	0.5

Convertible Preferred Stocks	0.4

Purchased Options	0.2

Convertible Bonds	0.2

Bank Loans	0.2

Private Placements	0.1

Purchased Currency Options	— ^

Purchased Swaptions	— ^

Total Investment Securities	103.1

Net other assets (liabilities)	(3.1)

Net Assets	100.0%

^	Represents less than 0.05%.

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

United States	70.1%

Japan	9.9

United Kingdom	3.1

France	2.8

Germany	2.3

Canada	1.6

China	1.3

Netherlands	1.3

India	1.2

Switzerland	1.2

All other countries	8.3

Total Investment Securities	103.1

Net other assets (liabilities)	(3.1)

Net Assets	100.0%

3

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks (58.6%):
Aerospace & Defense (1.2%):
384	Boeing Co. (The)	$123,840
426	Dassault Aviation SA	589,803
77	Northrop Grumman Corp.	18,857
4,798	Raytheon Co.	735,773
12,478	Safran SA	1,498,904
10,830	United Technologies Corp.	1,153,179

		4,120,356

Air Freight & Logistics (0.0%)†:
1,268	C.H. Robinson Worldwide, Inc.^	106,626

Airlines (1.3%):
533	American Airlines Group, Inc.^	17,115
48,224	Azul SA, ADR*	1,335,322
659	Delta Air Lines, Inc.	32,884
57,000	Japan Airlines Co., Ltd.	2,019,164
4,199	Turk Hava Yollari Anonim Ortakligi*	12,788
15,206	United Continental Holdings, Inc.*	1,273,198

		4,690,471

Auto Components (1.1%):
48,683	Cheng Shin Rubber Industry Co., Ltd.	64,309
328	Compagnie Generale des Establissements Michelin SCA, Class B	32,425
37,700	Denso Corp.	1,673,357
2,500	Exedy Corp.	61,070
21,400	Koito Manufacturing Co., Ltd.	1,091,819
141	Lear Corp.	17,323
2,300	Stanley Electric Co., Ltd.	64,151
20,400	Toyota Industries Corp.	938,846

		3,943,300

Automobiles (1.2%):
1,500	BAIC Motor Corp., Ltd., Class H	793
6,000	Dongfeng Motor Corp., Class H	5,407
74,300	Fuji Heavy Industries, Ltd.	1,586,353
817	General Motors Co.	27,329
10,800	Guangzhou Automobile Group Co., Ltd.	10,673
2,973	Hero MotoCorp, Ltd.	132,008
4,100	Maruti Suzuki India, Ltd.	437,290
35,900	Suzuki Motor Corp.	1,816,807

		4,016,660

Banks (2.9%):
27,240	ABN AMRO Group NV	637,964
23,000	Agricultural Bank of China, Ltd., Class A	10,022
9,649	Banco Bilbao Vizcaya Argentaria SA	50,892
2,022	Banco do Brasil SA	24,257
573	Banco Santander Brasil SA	6,314
56,040	Bank of America Corp.	1,380,826
7,000	Bank of China, Ltd.	3,008
12,891	Barclays plc	24,724
28,000	China Citic Bank Co., Ltd.	16,959
11,000	China Construction Bank	9,019
20,916	Citigroup, Inc.	1,088,887
888	Danske Bank A/S	17,598
1,416	Fifth Third Bancorp	33,318
287	Grupo Financiero Banorte SAB de C.V.	1,401
826	Hana Financial Holdings Group, Inc.	26,807
161,303	HSBC Holdings plc	1,323,510

Shares		Fair Value
Common Stocks, continued
Banks, continued
72,000	Industrial & Commercial Bank of China, Class H	$51,101
1,329	Industrial Bank of Korea (IBK)	16,735
13,344	JPMorgan Chase & Co.	1,302,641
322	KB Financial Group, Inc.	13,442
1,600	Mitsubishi UFJ Financial Group, Inc.	7,891
72,800	PT Bank Central Asia Tbk	131,651
1,341	Shinhan Financial Group Co., Ltd.	47,591
1,639	Societe Generale	52,029
91,540	State Bank of India*	386,839
21,541	SunTrust Banks, Inc.	1,086,528
60	Taiwan Cooperative Financial Holding Co., Ltd.	34
3,328	Turkiye Is Bankasi AS, Class C	2,857
811	U.S. Bancorp	37,063
548	Unicredit SpA	6,216
6,300	United Overseas Bank, Ltd.	112,949
66,352	Wells Fargo & Co.	3,057,500
1,133	Woori Bank	15,841

		10,984,414

Beverages (0.6%):
13,018	Anheuser-Busch InBev NV	861,443
546	Carlsberg A/S, Class B	58,100
4,000	China Resources Enterprises, Ltd.	13,861
103	Constellation Brands, Inc., Class C	16,564
10,300	Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	141,948
5,900	Kweichow Moutai Co., Ltd.	506,531
25,900	Luzhou Laojiao Co., Ltd.	153,230
1,583	PepsiCo, Inc.	174,890
2,000	Tsingtao Brewery Co., Ltd., Class H	8,086
19,400	Wuliangye Yibin Co., Ltd.	143,626

		2,078,279

Biotechnology (0.8%):
1,367	AbbVie, Inc.	126,024
645	Amgen, Inc.	125,562
2,955	Biogen Idec, Inc.*	889,219
255	Celgene Corp.*	16,343
27,177	Gilead Sciences, Inc.	1,699,921

		2,857,069

Building Products (0.3%):
1,034	Compagnie de Saint-Gobain SA	34,412
5,500	Daikin Industries, Ltd.	578,850
1,887	Fortune Brands Home & Security, Inc.^	71,687
6,303	Masco Corp.	184,300
4,100	Nichias Corp.	70,839

		940,088

Capital Markets (0.9%):
598	Ameriprise Financial, Inc.	62,413
631	Bank of New York Mellon Corp. (The)	29,701
36,300	Charles Schwab Corp. (The)	1,507,539
480	Goldman Sachs Group, Inc. (The)	80,184
37,741	Morgan Stanley	1,496,431
229	State Street Corp.	14,443

		3,190,711

Chemicals (2.7%):
15,826	Air Products & Chemicals, Inc.	2,532,951
40,800	Asahi Kasei Corp.	416,344

See accompanying notes to the consolidated financial statements.

4

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
14,500	Daicel Chemical Industries, Ltd.	$149,027
30,322	DowDuPont, Inc.	1,621,621
1,971	Evonik Industries AG	49,222
33,000	Formosa Chemicals & Fibre Corp.	111,810
37,000	Formosa Plastics Corp.	120,597
5,200	Hitachi Chemical Co., Ltd.	77,673
893	Huntsman Corp.	17,226
5,400	Kuraray Co., Ltd.	75,769
582	LG Chem, Ltd.	180,269
5	Lotte Chemical Corp.	1,238
47,000	Nan Ya Plastics Corp.	115,409
28,100	Nitto Denko Corp.	1,403,172
713	Nutrien, Ltd.	33,493
73,900	PTT Global Chemical Public Co., Ltd.	161,485
17,300	Shin-Etsu Chemical Co., Ltd.	1,332,989
54,000	Sinopec Shanghai Petrochemical Co., Ltd., Class H	23,495
5,000	Sumitomo Chemical Co., Ltd.	24,455
11,500	Toagosei Co., Ltd.	127,779
86,300	Toray Industries, Inc.	603,048
30,400	Ube Industries, Ltd.	612,752

		9,791,824

Commercial Services & Supplies (0.0%)†:
6,229	Country Garden Services Holdings Co., Ltd.*	9,804
191	Waste Management, Inc.	16,997

		26,801

Communications Equipment (0.0%)†:
2,693	Cisco Systems, Inc.	116,688
5,878	Nokia OYJ	33,958
4,265	Telefonaktiebolaget LM Ericsson, Class B	37,613

		188,259

Construction & Engineering (0.3%):
1,000	China Communications Construction Co., Ltd.	939
3,077	Eiffage SA	257,389
700	Kajima Corp.	9,385
14,400	Kinden Corp.	231,668
1,900	Kyudenko Corp.	71,503
3,700	Maeda Road Construction Co., Ltd.	76,243
3,400	Nippo Corp.	65,044
4,300	Okumura Corp.	124,584
100	TAISEI Corp.	4,252
18,400	Toda Corp.	113,854

		954,861

Construction Materials (0.0%)†:
3,500	Anhui Conch Cement Co., Ltd., Class H	16,795
14,576	Cemex SAB de C.V.*	7,048
8,000	China National Buildings Material Co., Ltd.	5,420
32,000	China Resources Cement Holdings, Ltd.	28,447
11,000	Siam Cement PCL	147,168

		204,878

Consumer Finance (0.0%)†:
694	Ally Financial, Inc.	15,726
301	Capital One Financial Corp.	22,753
490	Discover Financial Services	28,900

		67,379

Shares		Fair Value
Common Stocks, continued
Containers & Packaging (0.0%)†:
331	Packaging Corp. of America	$27,625

Distributors (0.0%)†:
3,700	Canon Marketing Japan, Inc.	65,430

Diversified Consumer Services (0.0%)†:
275	New Oriental Education & Technology Group, Inc., ADR*	15,073

Diversified Financial Services (0.2%):
1,130	Berkshire Hathaway, Inc., Class B*	230,723
126,000	Fubon Financial Holdings Co., Ltd.	192,102

		422,825

Diversified Telecommunication Services (1.3%):
11,075	AT&T, Inc.	316,081
48,548	Cellnex Telecom SAU	1,239,996
244,000	Chunghwa Telecom Co., Ltd.	896,151
81,000	HKT Trust & HKT, Ltd.	116,631
2,700	Nippon Telegraph & Telephone Corp.	109,948
62,300	Singapore Telecommunications, Ltd.	133,667
576,422	Telecom Italia SpA*	319,283
28,134	Telecom Italia RNC	13,446
426	Telstra Corp., Ltd.	855
24,657	Verizon Communications, Inc.	1,386,216

		4,532,274

Electric Utilities (1.2%):
6,710	CEZ	160,183
21,500	CK Infrastructure Holdings, Ltd.	162,300
17,000	CLP Holdings, Ltd.	191,648
161,458	Enel SpA	931,336
910	Exelon Corp.	41,041
6,500	Hongkong Electric Holdings, Ltd.	45,130
17,110	NextEra Energy, Inc.	2,974,060
739	PG&E Corp.*	17,551
1,236	Scottish & Southern Energy plc	16,991
374	Xcel Energy, Inc.	18,427

		4,558,667

Electrical Equipment (0.4%):
768	Eaton Corp. plc	52,731
4,900	GS Yuasa Corp.	99,595
3,900	Mabuchi Motor Co., Ltd.	119,227
124,600	Mitsubishi Electric Corp.	1,366,165
382	Rockwell Automation, Inc.^	57,483

		1,695,201

Electronic Equipment, Instruments & Components (0.4%):
2,108	ALPS Electric Co., Ltd.	40,719
1,487	Corning, Inc.	44,922
2,100	Hitachi, Ltd.	55,829
62,320	Hon Hai Precision Industry Co., Ltd.	143,847
7,100	Japan Aviation Electronics Industry, Ltd.	81,469
300	Keyence Corp.	151,215
9,300	Murata Manufacturing Co., Ltd.	1,281,600
10	Samsung Electro-Mechanics Co., Ltd., Series L	935
1,000	Yageo Corp.	10,212

		1,810,748

See accompanying notes to the consolidated financial statements.

5

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services (0.1%):
492	Helmerich & Payne, Inc.	$23,586
8,746	Schlumberger, Ltd.	315,556

		339,142

Entertainment (0.2%):
282	Ncsoft Corp.	118,161
300	Nexon Co., Ltd.*	3,833
394	Walt Disney Co. (The)	43,202
193,901	Zynga, Inc.*	762,031

		927,227

Equity Real Estate Investment Trusts (0.3%):
585	American Tower Corp.	92,541
9,597	Equity Residential Property Trust	633,499
17,500	Link REIT (The)	176,247
5,388	Stockland Trust Group	13,364
3,292	Unibail-Rodamco-Westfield	508,442
512	Vornado Realty Trust	31,759
1,363	Weyerhaeuser Co.	29,795

		1,485,647

Food & Staples Retailing (0.1%):
400	Aeon Co., Ltd.	7,873
483	Coles Group, Ltd.*	3,993
175	Costco Wholesale Corp.	35,649
96	E-Mart Co., Ltd.	15,659
6,789	Jeronimo Martins SGPS SA	80,366
879	Koninklijke Ahold Delhaize NV	22,172
1,128	Kroger Co. (The)	31,020
1,900	Seven & I Holdings Co., Ltd.	82,742
354	Sysco Corp.	22,182
71	Walgreens Boots Alliance, Inc.	4,851
1,009	Wal-Mart Stores, Inc.	93,989
1,020	Woolworths, Ltd.	21,131

		421,627

Food Products (2.2%):
77,300	Ajinomoto Co., Inc.	1,371,533
42,956	Angel Yeast Co., Ltd., Class A	157,735
583	Conagra Brands, Inc.	12,453
39,747	Danone SA	2,800,964
2,762	Mondelez International, Inc., Class A	110,563
40,107	Nestle SA, Registered Shares	3,262,060
6,000	Tingyi (Caymen Is) Holding Corp.	7,948
79,000	Uni-President Enterprises Corp.	178,799
176,000	Want Want China Holdings, Ltd.	122,444
56,000	WH Group, Ltd.	42,704

		8,067,203

Gas Utilities (0.4%):
3,500	Beijing Enterprises Holdings, Ltd.	18,446
4,000	China Resources Gas Group, Ltd.	15,745
52,200	Tokyo Gas Co., Ltd.	1,320,296

		1,354,487

Health Care Equipment & Supplies (1.5%):
1,352	Abbott Laboratories	97,790
1,417	Baxter International, Inc.	93,267
160	Edwards Lifesciences Corp.*	24,507
8,444	Essilor International SA Compagnie Generale d’Optique	1,066,097
19,000	HOYA Corp.	1,161,483

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
51	Intuitive Surgical, Inc.*	$24,425
85,806	Koninklijke Philips Electronics NV	3,023,654
1,416	Medtronic plc	128,800
200	Olympus Co., Ltd.	6,116
784	Stryker Corp.	122,892
300	Sysmex Corp.	14,476

		5,763,507

Health Care Providers & Services (3.7%):
4,100	Alfresa Holdings Corp.	106,087
12,669	Anthem, Inc.	3,327,259
157	Cigna Corp.	29,817
40,410	CVS Health Corp.	2,647,663
17,460	DaVita, Inc.*	898,492
36,490	Fresenius SE & Co. KGaA	1,763,600
57,784	Hapvida Participacoes e Investimentos SA	465,218
7,966	HCA Healthcare, Inc.	991,369
102	Humana, Inc.	29,221
298	McKesson Corp.	32,920
4,800	Medipal Holdings Corp.	103,846
39,986	NMC Health plc	1,397,561
102,541	Notre Dame Intermedica Participacoes SA*	769,460
1,900	Suzuken Co., Ltd.	97,529
7,586	Tenet Healthcare Corp.*	130,024
1,682	UnitedHealth Group, Inc.	419,020

		13,209,086

Health Care Technology (0.1%):
96,300	Ping An Healthcare and Technology Co., Ltd.*	340,248

Hotels, Restaurants & Leisure (1.1%):
85	Carnival Corp., Class A	4,191
2,000	Galaxy Entertainment Group, Ltd.	12,555
47,100	Genting Singapore, Ltd.	33,726
750	Las Vegas Sands Corp.	39,038
309	McDonald’s Corp.	54,869
29,146	MGM Resorts International	707,082
268	Royal Caribbean Cruises, Ltd.	26,208
400	Sands China, Ltd.	1,732
18,062	Sodexo SA	1,847,019
19,181	Starbucks Corp.	1,235,256
662	Wyndham Worldwide Corp.	23,726
3,169	Yum China Holdings, Inc.	106,257
589	Yum! Brands, Inc.	54,141

		4,145,800

Household Durables (0.0%)†:
2,841	Berkeley Group Holdings plc (The)	125,994
1,674	Coway Co., Ltd.	111,071
37	LG Electronics, Inc.	2,081
2,500	Panasonic Corp.	22,435
800	Sony Corp.	38,531

		300,112

Household Products (1.0%):
36,948	Colgate-Palmolive Co.	2,199,145
17,398	Procter & Gamble Co. (The)	1,599,224
600	Unicharm Corp.	19,387

		3,817,756

See accompanying notes to the consolidated financial statements.

6

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Independent Power and Renewable Electricity Producers (0.2%):
1,736	AES Corp. (The)	$25,103
13,246	NextEra Energy Partners LP^	570,240
716	NRG Energy, Inc.	28,354
7,687	Vistra Energy Corp.*	175,955

		799,652

Industrial Conglomerates (0.1%):
20,000	Citic, Ltd.	31,200
19,000	Fosun International, Ltd.	27,798
3,523	General Electric Co.	26,669
3,500	Jardine Matheson Holdings, Ltd.	243,698
1,300	Toshiba Corp.	36,908

		366,273

Insurance (1.2%):
125	American International Group, Inc.	4,926
31,074	AXA SA	669,417
105,000	Cathay Financial Holding Co., Ltd.	159,808
6,959	Chubb, Ltd.	898,964
2,142	Hartford Financial Services Group, Inc. (The)	95,212
2,671	Manulife Financial Corp.	37,903
29,613	Marsh & McLennan Cos., Inc.	2,361,637
1,285	MetLife, Inc.	52,762
60	Muenchener Rueckversicherungs-Gesellschaft AG	13,092
11,887	Old Mutual, Ltd.	18,498
500	Ping An Insurance Group Co. of China, Ltd.	4,391
315	Prudential Financial, Inc.	25,688
286	Reinsurance Group of America, Inc.	40,106
310	Swiss Re AG	28,495
1,208	Travelers Cos., Inc. (The)	144,658

		4,555,557

Interactive Media & Services (2.6%):
61	Alphabet, Inc., Class A*	63,743
5,282	Alphabet, Inc., Class C*	5,470,092
106	Baidu, Inc., ADR*	16,812
17,547	Facebook, Inc., Class A*	2,300,236
146	Momo, Inc., ADR*	3,468
571	SINA Corp.*	30,628
51,200	Tencent Holdings, Ltd.	2,029,647

		9,914,626

Internet & Direct Marketing Retail (1.2%):
5,905	Alibaba Group Holding, Ltd., ADR*^	809,399
2,309	Amazon.com, Inc.*	3,468,049
22	Booking Holdings, Inc.*	37,893
1,336	eBay, Inc.*	37,502
277	Expedia, Inc.	31,204
14,468	Meituan Dianping*	81,384

		4,465,431

IT Services (0.6%):
440	Accenture plc, Class C	62,044
89	Alliance Data Systems Corp.^	13,357
148	Automatic Data Processing, Inc.	19,406
709	Cognizant Technology Solutions Corp., Class A	45,007
421	DXC Technology Co.	22,385
8,515	FleetCor Technologies, Inc.*	1,581,406
200	Fujitsu, Ltd.	12,540

Shares		Fair Value
Common Stocks, continued
IT Services, continued
697	Global Payments, Inc.	$71,882
910	HCL Technologies, Ltd.	12,548
1,482	Infosys, Ltd.	14,002
645	International Business Machines Corp.	73,317
762	MasterCard, Inc., Class A	143,751
609	Paychex, Inc.	39,676
311	PayPal Holdings, Inc.*	26,152
59	Samsung SDS Co., Ltd.	10,758
601	Tata Consultancy Services, Ltd.	16,308
321	VeriSign, Inc.*	47,601
1,277	Visa, Inc., Class A	168,487

		2,380,627

Life Sciences Tools & Services (0.1%):
328	Agilent Technologies, Inc.	22,127
148	Illumina, Inc.*	44,390
587	Thermo Fisher Scientific, Inc.	131,364

		197,881

Machinery (0.8%):
467	Caterpillar, Inc.	59,342
133	Cummins, Inc.	17,774
11,255	Doosan Bobcat, Inc.	316,921
12,254	Dover Corp.	869,421
6,900	Hino Motors, Ltd.	64,804
12,849	Knorr-Bremse AG*	1,157,706
800	Mitsubishi Heavy Industries, Ltd.	28,740
1,354	Sandvik AB	19,384

		2,534,092

Media (3.0%):
10,664	Charter Communications, Inc., Class A*^	3,038,920
121,174	Comcast Corp., Class A(c)	4,125,975
7,600	Eutelsat Communications SA^	150,276
15,329	I-Cable Communications, Ltd.*	230
2,470	Liberty Broadband Corp., Class A*^	177,371
10,617	Liberty Broadband Corp., Class C*^	764,743
33,076	Liberty Global plc, Class A*^	705,842
1,102	Liberty Global plc, Class C*	22,745
8,858	Liberty SiriusXM Group, Class A*	325,974
14,843	Liberty SiriusXM Group, Class C*	548,894
9	Naspers, Ltd.	1,792
8,800	Nippon Television Holdings, Inc.	128,898
1,855	Omnicom Group, Inc.^	135,860
592	Publicis Groupe SA	33,876
79,479	RAI Way SpA	394,410
6,400	TV Asahi Holdings Corp.	114,155
50,922	Zon Multimedia Servicos de Telecommunicacoes e Multimedia SGPS SA	308,163

		10,978,124

Metals & Mining (0.4%):
14,000	Angang Steel Co., Ltd.	9,576
745	Anglo American plc	16,467
419	BHP Billiton, Ltd.^	10,107
2,100	DOWA Mining Co.	62,686
445	Eregli Demir ve Celik Fabrikalari T.A.S.	604
156	Goldcorp, Inc.	1,528

See accompanying notes to the consolidated financial statements.

7

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
400	JFE Holdings, Inc.	$6,365
1,262	JSW Steel, Ltd.	5,545
54	Kumba Iron Ore, Ltd.^	1,065
12,605	Newcrest Mining, Ltd.	194,155
30,407	Newmont Mining Corp.	1,053,603
776	POSCO	169,880
316	Rio Tinto, Ltd.	17,474
91	Southern Copper Corp.^	2,800
926	Teck Cominco, Ltd., Class B	19,938
18,900	Tokyo Steel Manufacturing Co., Ltd.	152,586
5,927	Wheaton Precious Metals Corp.	115,717
2,700	Yamato Kogyo Co., Ltd.	62,936
16,000	Zijin Mining Group Co., Ltd.	6,048

		1,909,080

Multiline Retail (0.5%):
319	Dollar General Corp.	34,478
17,551	Dollar Tree, Inc.*	1,585,205
434	Kohl’s Corp.^	28,792
378	Target Corp.	24,982

		1,673,457

Multi-Utilities (0.2%):
3,288	AGL Energy, Ltd.	47,566
707	CenterPoint Energy, Inc.	19,959
2,153	Engie Group	30,767
6,224	National Grid plc	60,180
7,167	Sempra Energy^	775,397

		933,869

Oil, Gas & Consumable Fuels (6.0%):
34,372	Anadarko Petroleum Corp.	1,506,868
278	Canadian Natural Resources, Ltd.	6,709
734	Chevron Corp.	79,852
68,000	China Petroleum & Chemical Corp., Class H	48,587
11,500	China Shenhua Energy Co., Ltd.	25,050
31,000	CNOOC, Ltd.	47,497
41,259	Coal India, Ltd.	142,285
211	ConocoPhillips Co.	13,156
53,535	Enbridge, Inc.	1,663,310
64,488	EnCana Corp.	372,741
2,027	ENI SpA	31,917
49,584	Exxon Mobil Corp.	3,381,134
941	Fieldwood Energy LLC*(a)	35,758
3,485	Fieldwood Energy LLC*(a)	132,430
26,000	Formosa Petrochemical Corp.	91,483
7,090	Hindustan Petroleum Corp., Ltd.	25,748
1,670	Husky Energy, Inc.	17,263
716	Imperial Oil, Ltd.	18,144
438	Kinder Morgan, Inc.	6,736
19,348	Marathon Petroleum Corp.	1,141,725
616	Occidental Petroleum Corp.	37,810
41,802	Oil & Natural Gas Corp., Ltd.	89,662
6,000	PetroChina Co., Ltd., Class H	3,710
693	Petroleo Brasileiro SA*	4,056
1,008	Phillips 66	86,839
203	Polski Koncern Naftowy Orlen SA	5,874
2,314	Polskie Gornictwo Naftowe i Gazownictwo SA	4,279
120,012	Reliance Industries, Ltd.	1,932,404

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
894	Royal Dutch Shell plc, Class A	$26,235
105,399	Royal Dutch Shell plc, Class A	3,090,877
23,101	Royal Dutch Shell plc, Class A, ADR	1,346,095
1,266	Royal Dutch Shell plc, Class B	37,666
12	SK Energy Co., Ltd.	1,925
68,012	Snam SpA	297,662
1,248	S-Oil Corp.	108,901
411	Statoil ASA	8,771
49,395	Suncor Energy, Inc.	1,379,803
49,300	Thai Oil Public Co., Ltd.	100,181
554	Total SA, ADR	28,908
45,181	TransCanada Corp.	1,613,607
931	Valero Energy Corp.	69,797
132,104	Williams Cos., Inc. (The)	2,912,894
10,000	Yanzhou Coal Mining Co.	8,017

		21,984,366

Paper & Forest Products (0.1%):
3,000	Nine Dragons Paper Holdings, Ltd.	2,752
386,370	Quintis Pty, Ltd.*(a)(b)	206,782
554	Suzano Papel e Celulose SA	5,444

		214,978

Personal Products (0.2%):
15,192	Edgewell Personal Care Co.*^	567,421
168	L’Oreal SA	38,559
500	Shiseido Co., Ltd.	31,072

		637,052

Pharmaceuticals (3.3%):
250	Allergan plc	33,415
1,071	Aspen Pharmacare Holdings, Ltd.	10,073
76,700	Astellas Pharma, Inc.	976,227
22,709	Bayer AG, Registered Shares	1,574,454
1,302	Bristol-Myers Squibb Co.	67,678
400	Eisai Co., Ltd.	31,150
146	Eli Lilly & Co.	16,895
3,143	GlaxoSmithKline plc	59,644
1,455	Gw Pharmaceuticals, ADR*	141,702
36,706	Johnson & Johnson Co.	4,736,910
700	Kyowa Hakko Kogyo Co., Ltd.	13,156
2,906	Merck & Co., Inc.	222,047
200	Mitsubishi Tanabe Pharma Corp.	2,874
5,510	Novo Nordisk A/S, Class B	253,333
400	Ono Pharmaceutical Co., Ltd.	8,096
200	Otsuka Holdings Co., Ltd.	8,163
72,800	Pfizer, Inc.	3,177,720
190	Roche Holding AG	47,001
2,670	Sanofi-Aventis SA	230,707
358	Zoetis, Inc.	30,623

		11,641,868

Professional Services (0.0%)†:
454	Experian plc	11,033

Real Estate Management & Development (1.2%):
12,000	Agile Property Holdings, Ltd.	13,963
707,300	CapitaLand, Ltd.	1,609,042
500	CK Asset Holdings, Ltd.	3,636
8,000	Country Garden Holdings Co., Ltd.	9,637

See accompanying notes to the consolidated financial statements.

8

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
300	Daiwa House Industry Co., Ltd.	$9,529
96,000	Hang Lung Properties, Ltd.	182,995
4,300	Hongkong Land Holdings, Ltd.	27,107
6,900	Mitsubishi Estate Co., Ltd.	108,145
900	Mitsui Fudosan Co., Ltd.	19,944
52,000	Sino Land Co., Ltd.	88,501
127,666	Sun Hung Kai Properties, Ltd.	1,810,290
11,000	Swire Pacific, Ltd., Class A	115,566
5,127	The St. Joe Co.*^	67,523
2,005	Vonovia SE	90,986
18,000	Wharf Real Estate Investment Co., Ltd.	107,004

		4,263,868

Road & Rail (0.6%):
81	Canadian Pacific Railway, Ltd., Class 1	14,375
78,900	ComfortDelGro Corp., Ltd.	123,935
1,403	CSX Corp.	87,168
22,400	East Japan Railway Co.	1,991,264
266	Norfolk Southern Corp.	39,778
5,000	Seino Holdings Co., Ltd.	65,206
229	Union Pacific Corp.	31,655

		2,353,381

Semiconductors & Semiconductor Equipment (0.7%):
40	ASML Holding NV	6,240
3,114	Intel Corp.	146,140
314	KLA-Tencor Corp.	28,100
1,000	MediaTek, Inc.	7,375
1,330	Micron Technology, Inc.*	42,201
10,000	Nanya Technology Corp.	17,666
500	NXP Semiconductors NV	36,640
22,536	QUALCOMM, Inc.	1,282,524
11,000	ROHM Co., Ltd.	695,049
32,000	Taiwan Semiconductor Manufacturing Co., Ltd.	232,304

		2,494,239

Software (3.1%):
390	Adobe Systems, Inc.*	88,234
111	Autodesk, Inc.*	14,276
62,818	Cloudera, Inc.*^	694,767
63	Dell Technologies, Inc., Class V*^	5,562
17,481	Domo, Inc.,*^	343,152
9,632	Domo, Inc., Class B*(a)	189,076
63,800	Dropbox, Inc., Class A*	1,303,434
513	Intuit, Inc.	100,984
52,182	Microsoft Corp.	5,300,126
300	Oracle Corp. Japan	18,984
9,311	Oracle Corp.	420,392
202	Red Hat, Inc.*	35,479
346	SAP AG	34,460
131	Symantec Corp.	2,475
68,532	Uber Technologies, Inc.*(a)(b)	3,081,884
267	VMware, Inc., Class A^	36,614

		11,669,899

Specialty Retail (0.3%):
531	Home Depot, Inc. (The)	91,236
318,213	Kingfisher plc	841,735
2,183	Lowe’s Cos., Inc.	201,623

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
642	Petrobras Distribuidora SA	$4,258
417	Ross Stores, Inc.	34,694
800	Shimamura Co., Ltd.	61,498

		1,235,044

Technology Hardware, Storage & Peripherals (1.9%):
33,731	Apple, Inc.	5,320,727
2,490	Hewlett Packard Enterprise Co.	32,893
1,175	HP, Inc.	24,041
31,984	Pure Storage, Inc., Class A*	514,303
1,534	Samsung Electronics Co., Ltd.	53,082
25,857	Western Digital Corp.	955,933

		6,900,979

Textiles, Apparel & Luxury Goods (0.0%)†:
33	Adidas AG	6,895
145	Kering	67,853
378	Nike, Inc., Class B	28,025
239	PVH Corp.	22,215
155	VF Corp.	11,058

		136,046

Thrifts & Mortgage Finance (0.3%):
42,523	Housing Development Finance Corp., Ltd.	1,199,360

Tobacco (1.3%):
40,326	Altria Group, Inc.	1,991,702
11,728	KT&G Corp.	1,067,028
19,344	Philip Morris International, Inc.	1,291,405

		4,350,135

Trading Companies & Distributors (0.0%)†:
100	Mitsui & Co., Ltd.	1,550

Transportation Infrastructure (0.1%):
168,000	Beijing Capital International Airport Co., Ltd.	178,678
2,000	Jiangsu Expressway Co., Ltd., Series H	2,778
3,600	Kamigumi Co., Ltd.	73,468
30,100	Malaysia Airports Holdings Berhad	61,129
12,000	Zhejiang Expressway Co., Ltd.	10,439

		326,492

Wireless Telecommunication Services (1.1%):
32,800	Advanced Information Service plc	174,438
22,026	America Movil SAB de C.V., Series L	15,683
4,500	China Mobile, Ltd.	43,370
148,000	Far EasTone Telecommunications Co., Ltd.	367,195
88,100	Intouch Holdings Public Co., Ltd.	129,371
5,600	KDDI Corp.	133,467
808	MTN Group, Ltd.	5,015
300	NTT DoCoMo, Inc.	6,737
498	Rogers Communications, Inc.	25,524
637	SK Telecom Co., Ltd.	153,985
165	Sprint Corp.*^	960
118,000	Taiwan Mobile Co., Ltd.	408,544
1,258	Tim Participacoes SA	3,847
1,325,226	Vodafone Group plc	2,574,693

		4,042,829

Total Common Stocks (Cost $214,540,714)		215,633,449

See accompanying notes to the consolidated financial statements.

9

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Preferred Stocks (0.5%):
Banks (0.2%):
13,017	Citigroup Capital XIII, Series A, 8.89%, 10/30/40	$344,039
20,628	Itau Unibanco Holding SA, Series S, 0.47%, 10/29/18	188,965
75,000	USB Capital IX, 3.50%, 10/29/49(US0003M+102bps), Callable 2/7/19 @ 100^	55,500

		588,504

Chemicals (0.0%)†:
364	Braskem SA, Class A, 3.99%	4,450

Consumer Finance (0.1%):
14,377	GMAC Capital Trust I, Series 2, 8.40%, 2/15/40	364,457

Health Care Providers & Services (0.1%):
143,925	Grand Rounds, Inc., Series C*(a)(b)	352,616

Software (0.1%):
116,157	Palantir Technologies, Inc., Series I*(a)(b)	628,410

Technology Hardware, Storage & Peripherals (0.0%)†:
874	Samsung Electronics Co., Ltd., 4.60%, 10/31/18	24,933

Total Preferred Stocks (Cost $2,002,976)		1,963,370

Convertible Preferred Stocks (0.4%):
Banks (0.0%)†:
116	Wells Fargo & Co., Series L, Class A, 7.50%, 3/17/19	146,389

Equity Real Estate Investment Trusts (0.1%):
5,072	Welltower, Inc., Series I, 6.50%, 4/15/19	320,297

Wireless Telecommunication Services (0.3%):
5,627	Mandatory Exchange Trust, 5.75%, 3/1/19(d)	868,414

Total Convertible Preferred Stocks (Cost $914,060)		1,335,100

Private Placements (0.1%):
Household Durables (0.0%)†:
23,389	Jawbone, 0.00%*(b)	—

Internet Software & Services (0.1%):
5,547	Lookout, Inc.*(a)(b)	111
63,925	Lookout, Inc. Preferred Shares, Series F*(a)(b)	386,107

Total Private Placements (Cost $793,586)		386,218

Convertible Bonds (0.2%):
Food Products (0.0%)†:
400,000	REI Agro, Ltd., Registered Shares, 5.50%, 11/13/14(d)(e)	—

Pharmaceuticals (0.2%):
600,000	Bayer Capital Corp. BV, 5.63%, 11/22/19+(d)	525,628

Real Estate Management & Development (0.0%)†:
250,000	CapitaLand, Ltd., 1.95%, 10/17/23+(d)	172,587

Total Convertible Bonds (Cost $1,216,451)		698,215

Bank Loans (0.2%):
Hotels, Restaurants & Leisure (0.1%):
413,904	Hilton Worldwide Finance LLC, 4.26% (LIBOR+175bps), 10/25/23	398,383

Oil, Gas & Consumable Fuels (0.1%):
111,961	Fieldwood Energy LLC, 7.77% (LIBOR+525bps), 4/11/22	104,334
151,147	Fieldwood Energy LLC, 9.77% (LIBOR+725bps), 4/11/23	131,347

		235,681

Total Bank Loans (Cost $667,521)		634,064

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds (3.7%):
Aerospace & Defense (0.1%):
$282,000	Northrop Grumman Corp., 2.55%, 10/15/22, Callable 9/15/22 @ 100^	$272,878

Banks (0.5%):
124,000	Bank of America Corp., Series G, 2.37% (US0003M+66 bps), 7/21/21, Callable 7/21/20 @ 100	121,781
282,000	Bank of America Corp., 3.30%, 1/11/23, MTN	277,730
151,000	Bank of America Corp., 4.00%, 1/22/25, MTN	147,096
272,000	Citigroup, Inc., 2.45%, 1/10/20, Callable 12/10/19 @ 100	269,816
255,000	Citigroup, Inc., Series Q, 5.95% (US0003M+410 bps), Callable 8/15/20 @ 100^	246,075
628,000	Citigroup, Inc., Series O, 5.87% (US0003M+406 bps), Callable 3/27/20 @ 100	606,019
56,000	Wells Fargo & Co., 3.07%, 1/24/23, Callable 1/24/22 @ 100	54,540
370,000	Wells Fargo Bank NA, 3.55%, 8/14/23, Callable 7/14/23 @ 100	368,436

		2,091,493

Beverages (0.1%):
169,000	Anheuser-Busch InBev Worldwide, Inc., 3.50%, 1/12/24, Callable 12/12/23 @ 100	165,307
279,000	Anheuser-Busch InBev Worldwide, Inc., 4.00%, 4/13/28, Callable 1/13/28 @ 100^	266,872

		432,179

Biotechnology (0.1%):
282,000	Gilead Sciences, Inc., 3.25%, 9/1/22, Callable 7/1/22 @ 100^	281,337

Capital Markets (0.2%):
282,000	Goldman Sachs Group, Inc., 2.91% (US0003M+105 bps), 6/5/23, Callable 6/5/22 @ 100	270,717
298,000	Goldman Sachs Group, Inc., Series M, 5.38% (US0003M+392 bps), Callable 5/10/20 @ 100	287,948
211,000	Morgan Stanley, Series H, 5.45% (US0003M+361 bps), Callable 7/15/19 @ 100	205,223

		763,888

Chemicals (0.1%):
220,000	Dowdupont, Inc., 3.77%, 11/15/20	222,109
54,000	Sherwin-Williams, 2.25%, 5/15/20	53,173

		275,282

Consumer Finance (0.3%):
598,000	American Express Co., 3.70%, 8/3/23, Callable 7/3/23 @ 100	599,729
186,000	American Express Co., Series C, 4.90% (US0003M+329 bps), Callable 3/15/20 @ 100	178,095
86,000	Capital One Finance Corp., 3.30%, 10/30/24, Callable 9/30/24 @ 100	81,334
203,000	Capital One Financial Corp., 3.20%, 1/30/23, Callable 12/30/22 @ 100	197,544

		1,056,702

See accompanying notes to the consolidated financial statements.

10

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Diversified Financial Services (0.1%):
$235,000	BP Capital Markets America, Inc., 3.79%, 2/6/24, Callable 1/6/24 @ 100	$237,536

Diversified Telecommunication Services (0.3%):
586,000	AT&T, Inc., 3.60%, 2/17/23, Callable 12/17/22 @ 100	582,369
48,000	Hughes Satellite Systems Corp., 7.63%, 6/15/21	49,800
293,000	Verizon Communications, 3.13%, 3/16/22	291,047

		923,216

Equity Real Estate Investment Trusts (0.0%)†:
57,000	AvalonBay Communities, Inc., 3.50%, 11/15/24, Callable 8/15/24 @ 100	56,659
113,000	Simon Property Group, LP, 2.75%, 6/1/23, Callable 3/1/23 @ 100^	109,501

		166,160

Food & Staples Retailing (0.1%):
287,000	Walgreen Co., 3.10%, 9/15/22	279,969

Health Care Equipment & Supplies (0.2%):
120,000	Becton Dickinson & Co., 3.36%, 6/6/24, Callable 4/6/24 @ 100	115,257
271,000	Becton, Dickinson & Co., 3.13%, 11/8/21	267,276
223,000	Becton, Dickinson & Co., 2.89%, 6/6/22, Callable 5/6/22 @ 100	215,980

		598,513

Health Care Providers & Services (0.5%):
861,000	CVS Health Corp., 3.70%, 3/9/23, Callable 2/9/23 @ 100	851,784
379,000	Halfmoon Parent, Inc., 3.40%, 9/17/21^(d)	378,138
323,000	Halfmoon Parent, Inc., 3.75%, 7/15/23, Callable 6/15/23 @ 100(d)	321,924
282,000	UnitedHealth Group, Inc., 3.50%, 6/15/23^	284,431
170,000	UnitedHealth Group, Inc., 3.50%, 2/15/24^	171,088

		2,007,365

Hotels, Restaurants & Leisure (0.1%):
282,000	Starbucks Corp., 3.10%, 3/1/23, Callable 2/1/23 @ 100^	277,757

Insurance (0.1%):
161,000	Prudential Financial, Inc., 5.87% (US0003M+418 bps), 9/15/42, Callable 9/15/22 @ 100^	162,610
107,000	Prudential Financial, Inc., 5.63% (US0003M+392 bps), 6/15/43, Callable 6/15/23 @ 100	104,788

		267,398

Internet & Direct Marketing Retail (0.0%)†:
152,000	eBay, Inc., 2.75%, 1/30/23, Callable 12/30/22 @ 100^	146,131

Media (0.3%):
225,000	Comcast Corp., 3.45%, 10/1/21^	227,281
282,000	Comcast Corp., 2.75%, 3/1/23, Callable 2/1/23 @ 100	274,463
555,000	Comcast Corp., 3.70%, 4/15/24, Callable 3/15/24 @ 100^	558,388
200,000	NBCUniversal Enterprise, Inc., 5.25%, Callable 3/19/21 @ 100(d)	202,500

		1,262,632

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Multi-Utilities (0.0%)†:
$76,000	Sempra Energy, 2.88%, 10/1/22, Callable 7/1/22 @ 100	$73,297

Oil, Gas & Consumable Fuels (0.1%):
151,000	Enterprise Products Operating LLC, 3.35%, 3/15/23, Callable 12/15/22 @ 100	148,938
85,000	Enterprise Products Operating LLC, 3.90%, 2/15/24, Callable 11/15/23 @ 100	85,720
142,000	Williams Companies, Inc., 3.70%, 1/15/23, Callable 10/15/22 @ 100	138,522

		373,180

Personal Products (0.1%):
134,000	Edgewell Personal Care Co., 4.70%, 5/19/21^	131,990
139,000	Edgewell Personal Care Co., 4.70%, 5/24/22^	133,788

		265,778

Pharmaceuticals (0.0%)†:
133,000	Forest Laboratories, Inc., 5.00%, 12/15/21, Callable 9/16/21 @ 100(d)	136,844

Semiconductors & Semiconductor Equipment (0.1%):
141,000	Qualcomm, Inc., 2.60%, 1/30/23, Callable 12/30/22 @ 100	135,688
169,000	Qualcomm, Inc., 2.90%, 5/20/24, Callable 3/20/24 @ 100	160,921

		296,609

Technology Hardware, Storage & Peripherals (0.3%):
491,000	Apple, Inc., 3.35%, 2/9/27, Callable 11/9/26 @ 100	478,426
469,000	Apple, Inc., 3.20%, 5/11/27, Callable 2/11/27 @ 100	452,622

		931,048

Tobacco (0.0%)†:
53,000	Philip Morris International, Inc., 2.50%, 11/2/22, Callable 10/2/22 @ 100^	50,938
113,000	Philip Morris International, Inc., 3.60%, 11/15/23^	113,260

		164,198

Total Corporate Bonds (Cost $13,759,382)		13,581,390

Foreign Bonds (4.4%):
Banks (0.2%):
330,000	Lloyds TSB Bank plc, Series E, 13.00%(GUKG5+1,340bps), Callable 1/22/29 @ 126+	675,134

Sovereign Bond (4.2%):
1,195,000	Australian Government, 3.00%, 3/21/47+(d)	870,652
2,668,000	Bundesrepublik Deutschland Bundesanleihe, 0.50%, 2/15/28+(d)	3,145,887
938,000	Canadian Government, 0.75%, 3/1/21+	670,962
227,800,000	Japan Treasury Discount Bill, 0.00%, 1/28/19+(f)	2,078,877
228,150,000	Japan Treasury Discount Bill, 0.00%, 2/4/19+(f)	2,082,142
238,200,000	Japan Treasury Discount Bill, 0.00%, 3/4/19+(f)	2,174,128
102,050,000	Japan Treasury Discount Bill, 0.00%, 3/25/19+(f)	931,529
26,469,000	Mexican Bonos Desarr, Series M, 6.50%, 6/10/21+(g)	1,285,837
25,300,000	Mexican Bonos Desarr, 8.00%, 12/7/23+(g)	1,256,720
310,000	Republic of Argentina, 3.38%, 1/15/23+	278,780
100,000	Republic of Argentina, 5.25%, 1/15/28+	81,761

See accompanying notes to the consolidated financial statements.

11

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds, continued
Sovereign Bond, continued
$676,775	Republic of Argentina, 7.82%, 12/31/33+(e)	$647,926

		15,505,201

Total Foreign Bonds (Cost $16,566,599)		16,180,335

Yankee Dollars (1.8%):
Banks (0.5%):
282,000	HSBC Holdings plc, 3.26% (US0003M+106 bps), 3/13/23, Callable 3/13/22 @ 100	275,981
614,000	HSBC Holdings plc, 6.38% (USISDA05+371 bps), Callable 9/17/24 @ 100	571,020
410,000	ING Groep NV, 4.10%, 10/2/23	409,751
200,000	ING Groep NV, 6.00% (USSW5+445 bps), Callable 4/16/20 @ 100	194,280
861,000	Sumitomo Mitsui Financial Group, Inc., 3.94%, 10/16/23	876,135

		2,327,167

Capital Markets (0.1%):
207,000	UBS Group AG, 4.13%, 9/24/25(d)	206,235

Diversified Financial Services (0.0%)†:
80,000	Intelsat Jackson Holdings SA, 8.00%, 2/15/24, Callable 2/15/19 @ 104(d)	82,400

Diversified Telecommunication Services (0.1%):
289,000	Telecom Italia SpA, 5.30%, 5/30/24(d)	274,550

Food Products (0.1%):
208,000	Danone SA, 2.59%, 11/2/23, Callable 9/2/23 @ 100(d)	197,744

Interactive Media & Services (0.1%):
220,000	Baidu, Inc., 4.38%, 5/14/24, Callable 4/14/24 @ 100	221,810

Paper & Forest Products (0.2%):
40,720	Quintis Pty, Ltd., 7.50%, 10/1/26, Callable 10/1/21 @ 105.63(b)(d)	40,720
753,320	Quintis Pty, Ltd., 12.00%, 10/1/28, Callable 2/7/19 @ 90(b)(d)	753,320

		794,040

Pharmaceuticals (0.2%):
265,000	Actavis Funding SCS, 3.45%, 3/15/22, Callable 1/15/22 @ 100	260,771
205,000	Takeda Pharmaceutical Co., Ltd., 3.80%, 11/26/20(d)	206,237

		467,008

Road & Rail (0.0%)†:
517,099	Inversiones Alsacia SA, 8.00%, 12/31/18(a)(e)	5,171

Sovereign Bond (0.5%):
1,176,000	Republic of Argentina, 6.88%, 1/26/27	896,700

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Sovereign Bond, continued
$1,698,000	Republic of Argentina, 5.88%, 1/11/28	$1,220,437

		2,117,137

Total Yankee Dollars (Cost $7,579,396)		6,693,262

U.S. Treasury Obligations (28.1%):
U.S. Treasury Bills (5.4%)
14,000,000	1.97%, 1/15/19(f)	13,988,505
6,000,000	2.15%, 1/31/19(f)	5,988,932

		19,977,437

U.S. Treasury Inflation Index Bond (0.8%)
3,019,782	0.63%, 4/15/23	2,969,785

U.S. Treasury Notes (21.9%)
1,500,000	1.50%, 11/30/19(h)	1,484,531
9,030,200	2.75%, 8/31/23	9,131,437
23,424,700	2.88%, 9/30/23	23,805,351
25,120,700	2.88%, 10/31/23(c)	25,538,725
11,848,300	3.13%, 10/31/25(c)	12,155,152
8,228,000	2.88%, 11/30/25	8,375,525

		80,490,721

Total U.S. Treasury Obligations (Cost $101,692,242)		103,437,943

Purchased Options (0.2%):
Total Purchased Options (Cost $1,729,594)		737,645

Purchased Currency Options (0.0%)†:
Total Purchased Currency Options (Cost $190,251)		142,517

Purchased Swaptions (0.0%)†:
Total Purchased Swaptions (Cost $44,844)		5,160

Exchange Traded Funds (1.3%):
21,280	VanEck Vectors Gold ETF	448,795
191,469	iShares Gold Trust(h)	2,353,154
16,029	SPDR Gold Trust(c)(h)	1,943,516

Total Exchange Traded Funds (Cost $4,830,060)		4,745,465

Unaffiliated Investment Company (0.6%):
2,230,455	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 2.20%(f)	2,230,455

Total Unaffiliated Investment Company (Cost $2,230,455)		2,230,455

Short-Term Securities Held as Collateral for Securities on Loan (3.0%)
Miscellaneous Investments (3.0%)
11,159,870	Short-Term Investments(i)	11,159,870

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $11,159,870)		11,159,870

Total Investment Securities (Cost $379,918,001) — 103.1%(j)		379,564,458
Net other assets (liabilities) — (3.1)%		(11,466,114)

Net Assets — 100.0%		$368,098,344

See accompanying notes to the consolidated financial statements.

12

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Percentages indicated are based on net assets as of December 31, 2018.

ADR—American Depositary Receipt

GUKG5—UK Govt Bonds 5 Year Note Generic Bid Yield

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

SPDR—Standard & Poor’s Depository Receipts

US0003M—3 Month US Dollar LIBOR

USISDA05—5 Year ICE Swap Rate

USSW5—USD 5 Year Swap Rate

†	Represents less than 0.05%.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2018. The total value of securities on loan as of December 31, 2018, was $10,901,916.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2018, these securities represent 1.36% of the net assets of the fund.

(b)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2018. The total of all such securities represent 1.48% of the net assets of the fund.

(c)	All or a portion of this security has been pledged as collateral for open derivative positions.

(d)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(e)	Defaulted bond.

(f)	The rate represents the effective yield at December 31, 2018.

(g)	Principal amount is stated in 100 Mexican Peso Units.

(h)	All or a portion of these securities are held by the AZL Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”).

(i)

Represents various short-term investments purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Consolidated Financial Statements for details.

(j)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2018:

(Unaudited)

Country	Percentage

Argentina	0.8%
Australia	0.5%
Belgium	0.2%
Bermuda	0.1%
Brazil	0.8%
Canada	1.6%
Cayman Islands	0.1%
Chile	— %^
China	1.3%
Czech Republic	— %^
Denmark	0.1%
European Community	(0.1)%
Finland	— %^
France	2.8%
Germany	2.2%
Hong Kong	0.9%
India	1.2%
Indonesia	— %^
Ireland (Republic of)	— %^
Italy	0.6%
Japan	9.4%
Jersey	0.1%

Country	Percentage
Liberia	— %^
Luxembourg	0.1%
Malaysia	— %^
Mexico	0.7%
Netherlands	1.2%
Norway	— %^
Panama	— %^
Poland	— %^
Portugal	0.1%
Republic of Korea (South)	0.6%
Singapore	0.5%
South Africa	— %^
Spain	0.3%
Sweden	— %^
Switzerland	1.1%
Taiwan, Province Of China	0.8%
Thailand	0.2%
Turkey	— %^
United Arab Emirates	0.4%
United Kingdom	3.0%
United States	68.4%

100.0%

^	Represents less than 0.05%.

See accompanying notes to the consolidated financial statements.

13

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Securities Sold Short (-0.2%):

At December 31, 2018, the Fund’s securities sold short were as follows:

Security Description	Shares	Proceeds Received	Fair Value
Common Stocks
Beverages
Pernod Ricard SA	(1,192)	$(199,683)	$(195,697)
Chemicals
LyondellBasell Industries NV	(1,549)	(180,179)	(128,815)
Electronic Equipment, Instruments & Components
Yaskawa Electric Corp.	(9,800)	(312,588)	(237,358)
Semiconductors & Semiconductor Equipment
SUMCO Corp.	(20,000)	(309,987)	(225,547)

		$(1,002,437)	$(787,417)

Futures Contracts

Cash of $486,000 has been segregated to cover margin requirements for the following open exchange traded futures contracts as of December 31, 2018:

Short Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

CAC40 Index January Futures (Euro)	1/18/19	1	$(54,169)	$(195)
Canada 10-Year Bond March Futures (Canadian Dollar)	3/20/19	31	(3,106,132)	(37,811)
DJ EURO STOXX 50 March Futures (Euro)	3/15/19	211	(7,188,759)	207,581
NASDAQ 100 E-Mini March Futures (U.S. Dollar)	3/15/19	21	(2,659,965)	62,537
Nikkei 225 Index March Futures (Japanese Yen)	3/7/19	3	(271,215)	18,071
S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/15/19	4	(501,040)	(1,166)

				$249,017

Contracts for Differences

At December 31, 2018, the Fund’s open over-the-counter equity contracts for differences were as follows:

Reference Entity	Counterparty	Long/ Short	Currency	Financing Rate	Expiration Date	Trade Notional	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

AAC Technologies Holdings, Inc.	JPMorgan Chase	Short	HKD	2.21%	12/30/39	3,000	$(27,302)	$9,890
Advantech Co., Ltd.	Citigroup	Short	TWD	(1.75)%	12/30/39	3,000	(20,480)	(71)
Alibaba Health Information Technology, Ltd.	Citigroup	Short	HKD	(1.25)%	12/30/39	24,000	(22,467)	3,002
Alibaba Health Information Technology, Ltd.	JPMorgan Chase	Short	HKD	1.26%	12/30/39	4,000	(3,399)	155
AmerisourceBergen Corp.	JPMorgan Chase	Short	USD	2.23%	12/30/39	76	(6,669)	1,015
Analog Devices, Inc.	Citigroup	Short	USD	(0.18)%	12/30/39	115	(10,320)	450
AP Moeller Maersk A/S	Citigroup	Short	DKK	(0.25)%	12/30/39	1	(1,415)	158
Aptiv plc	JPMorgan Chase	Short	USD	2.23%	12/30/39	70	(5,099)	789
ASE Technology Holding Co., Ltd.	JPMorgan Chase	Short	TWD	2.11%	12/30/39	2,000	(4,787)	984
Atacadao Carrefour SA	JPMorgan Chase	Short	BRL	1.51%	12/30/39	543	(2,159)	(383)
Autohome, Inc.	JPMorgan Chase	Short	USD	2.23%	12/30/39	356	(27,473)	(376)
Baker Hughes	Citigroup	Short	USD	(0.18)%	12/30/39	179	(3,823)	(25)
Barrick Gold Corp.	JPMorgan Chase	Short	CAD	2.15%	12/30/39	197	(2,064)	(621)
BASF SE	JPMorgan Chase	Short	EUR	2.24%	12/30/39	100	(6,859)	(59)
Beijing Enterprises Water Group, Ltd.	JPMorgan Chase	Short	HKD	2.21%	12/30/39	4,000	(2,122)	84
Bollore NV	JPMorgan Chase	Short	EUR	2.24%	12/30/39	3	(15)	3
Bollore SA	JPMorgan Chase	Short	EUR	2.24%	12/30/39	1,103	(4,695)	270
Bollore SA	Citigroup	Short	EUR	(0.93)%	12/30/39	2,566	(10,811)	511

See accompanying notes to the consolidated financial statements.

14

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Reference Entity	Counterparty	Long/ Short	Currency	Financing Rate	Expiration Date	Trade Notional	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Brilliance China Automotive Holdings, Ltd.	JPMorgan Chase	Short	HKD	2.21%	12/30/39	30,000	$(34,373)	$12,042
British American Tobacco plc	Citigroup	Short	GBP	(0.25)%	12/30/39	339	(16,775)	6,046
BT Group plc	JPMorgan Chase	Short	GBP	2.27%	12/30/39	4,136	(13,379)	825
BYD Electronic International Co., Ltd.	Citigroup	Short	HKD	(1.25)%	12/30/39	2,000	(2,833)	320
Cenovus Energy, Inc.	JPMorgan Chase	Short	CAD	2.15%	12/30/39	6,497	(57,230)	11,822
China Everbright International, Ltd.	Citigroup	Short	HKD	(0.31)%	12/30/39	11,000	(9,330)	(533)
China Everbright International, Ltd.	JPMorgan Chase	Short	HKD	2.11%	12/30/39	9,000	(7,383)	(687)
China Gas Holdings, Ltd.	JPMorgan Chase	Short	HKD	2.21%	12/30/39	800	(2,608)	(243)
China International Capital Corp., Ltd.	Citigroup	Short	HKD	(2.19)%	12/30/39	10,800	(19,010)	(1,265)
China Southern Airlines, Ltd.	JPMorgan Chase	Short	HKD	2.21%	12/30/39	2,000	(1,310)	72
China State Construction International Holdings, Ltd.	JPMorgan Chase	Short	HKD	2.21%	12/30/39	8,000	(7,198)	843
Clorox	Citigroup	Short	USD	(0.18)%	12/30/39	301	(48,433)	2,037
Concho Resources, Inc.	Citigroup	Short	USD	(0.18)%	12/30/39	58	(8,089)	2,127
Concho Resources, Inc.	JPMorgan Chase	Short	USD	2.23%	12/30/39	137	(18,774)	4,692
Ctrip.com International	JPMorgan Chase	Short	USD	2.23%	12/30/39	321	(11,178)	2,492
Daiichi Sankyo, Ltd.	JPMorgan Chase	Short	JPY	2.15%	12/30/39	200	(7,929)	1,490
Daimler AG	JPMorgan Chase	Short	EUR	2.24%	12/30/39	776	(48,005)	7,190
Daimler AG	Citigroup	Short	EUR	(0.25)%	12/30/39	137	(8,855)	1,651
Delta Electronics, Inc.	JPMorgan Chase	Short	TWD	2.11%	12/30/39	4,000	(16,035)	(817)
Diamondback Energy, Inc.	Citigroup	Short	USD	(0.18)%	12/30/39	157	(16,852)	2,298
Digital Realty Trust REIT, Inc.	Citigroup	Short	USD	(0.18)%	12/30/39	178	(21,987)	3,021
Digital Realty Trust REIT, Inc.	JPMorgan Chase	Short	USD	2.23%	12/30/39	119	(14,380)	1,701
Edison International	Citigroup	Short	USD	(0.18)%	12/30/39	132	(9,111)	1,617
Electronic Arts, Inc.	JPMorgan Chase	Short	USD	2.23%	12/30/39	30	(2,609)	241
Evergrande Group	Citigroup	Short	HKD	(1.67)%	12/30/39	9,000	(23,239)	(3,717)
Familymart UNY Holdings, Ltd.	JPMorgan Chase	Short	JPY	2.15%	12/30/39	200	(28,392)	3,016
Fortive Corp.	Citigroup	Short	USD	(0.18)%	12/30/39	435	(32,105)	2,673
Freeport McMoRan, Inc.	JPMorgan Chase	Short	USD	2.23%	12/30/39	12	(176)	53
Freeport McMoRan, Inc.	Citigroup	Short	USD	(0.18)%	12/30/39	153	(2,009)	431
Geely Automobile Holdings, Ltd.	JPMorgan Chase	Short	HKD	2.21%	12/30/39	4,000	(7,298)	249
General Mills, Inc.	Citigroup	Short	USD	(0.18)%	12/30/39	151	(7,169)	1,289
Great Wall Motor, Ltd.	Citigroup	Short	HKD	(2.00)%	12/30/39	20,500	(12,317)	563
Hennes & Mauritz AB	Citigroup	Short	SEK	(1.27)%	12/30/39	591	(8,870)	405
Hershey Co.	Citigroup	Short	USD	(0.18)%	12/30/39	48	(4,995)	(150)
Hess Corp.	Citigroup	Short	USD	(0.18)%	12/30/39	83	(5,429)	2,067
Hormel Foods Corp.	Citigroup	Short	USD	(0.18)%	12/30/39	435	(17,213)	(1,352)
Huazhu Group, Ltd.	JPMorgan Chase	Short	USD	2.23%	12/30/39	335	(11,913)	2,322
Huazhu Group, Ltd.	Citigroup	Short	USD	(0.18)%	12/30/39	1,140	(34,820)	2,182
Hyundai Glovis, Ltd.	JPMorgan Chase	Short	KRW	2.16%	12/30/39	74	(8,375)	(191)
Hyundai Heavy Industries, Ltd.	Citigroup	Short	KRW	(0.56)%	12/30/39	58	(6,710)	19
Incyte Corp.	JPMorgan Chase	Short	USD	2.23%	12/30/39	301	(20,443)	1,302
Incyte Corp.	Citigroup	Short	USD	(0.18)%	12/30/39	328	(23,214)	2,357
Industrias Penoles SAB de C.V.	Citigroup	Short	MXN	(0.50)%	12/30/39	328	(5,491)	1,437
Komatsu, Ltd.	JPMorgan Chase	Short	JPY	2.15%	12/30/39	400	(11,247)	2,559
Kone OYJ	JPMorgan Chase	Short	EUR	2.27%	12/30/39	172	(8,739)	538
LG Display, Ltd.	Citigroup	Short	KRW	(0.54)%	12/30/39	556	(10,141)	1,127
LG Display, Ltd.	JPMorgan Chase	Short	KRW	2.16%	12/30/39	285	(5,145)	523
Linde plc	JPMorgan Chase	Short	USD	2.23%	12/30/39	39	(6,316)	231
Line Corp.	Citigroup	Short	JPY	(1.38)%	12/30/39	400	(14,057)	286
Line Corp.	JPMorgan Chase	Short	JPY	1.40%	12/30/39	100	(4,420)	950
Lojas Americanas	JPMorgan Chase	Short	BRL	1.95%	12/30/39	1,510	(6,915)	(775)
Lotte Corp.	Citigroup	Short	KRW	(1.82)%	12/30/39	189	(8,879)	(54)
Lotte Corp.	JPMorgan Chase	Short	KRW	1.03%	12/30/39	36	(1,575)	(127)
Lotte Shopping, Ltd.	JPMorgan Chase	Short	KRW	1.87%	12/30/39	28	(5,097)	(199)
Makita Corp.	JPMorgan Chase	Short	JPY	2.15%	12/30/39	500	(22,674)	4,752
National Oilwell Varco, Inc.	JPMorgan Chase	Short	USD	2.23%	12/30/39	66	(2,481)	785
Naver Corp.	JPMorgan Chase	Short	KRW	2.16%	12/30/39	57	(7,457)	1,202
NetEase, Inc.,	JPMorgan Chase	Short	USD	2.23%	12/30/39	13	(2,878)	(181)

See accompanying notes to the consolidated financial statements.

15

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Reference Entity	Counterparty	Long/ Short	Currency	Financing Rate	Expiration Date	Trade Notional	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
NetEase, Inc.,	Citigroup	Short	USD	(0.18)%	12/30/39	97	$(20,393)	$(2,438)
Netmarble Games Corp.	Citigroup	Short	KRW	(2.45)%	12/30/39	353	(34,609)	(633)
Netmarble Games Corp.	JPMorgan Chase	Short	KRW	1.24%	12/30/39	179	(19,175)	1,283
Nippon Paint Holdings Co., Ltd.	JPMorgan Chase	Short	JPY	2.15%	12/30/39	700	(26,225)	2,181
Nippon Paint Holdings Co., Ltd.	Citigroup	Short	JPY	(0.40)%	12/30/39	500	(19,052)	1,863
NVIDIA Corp.	JPMorgan Chase	Short	USD	2.23%	12/30/39	64	(9,666)	1,122
Orsted A/S	Citigroup	Short	DKK	(0.25)%	12/30/39	277	(17,308)	(1,219)
Pegatron Corp.	Citigroup	Short	TWD	(0.50)%	12/30/39	2,000	(4,198)	849
PPG Industries, Inc.	Citigroup	Short	USD	(0.18)%	12/30/39	125	(13,277)	498
Reckitt Benckiser Group plc	Citigroup	Short	GBP	(0.25)%	12/30/39	139	(11,534)	873
Reckitt Benckiser Group plc	JPMorgan Chase	Short	GBP	2.27%	12/30/39	39	(3,371)	381
Regeneron Pharmaceuticals, Inc.	Citigroup	Short	USD	(0.18)%	12/30/39	68	(26,769)	1,371
Remgro, Ltd.	JPMorgan Chase	Short	ZAR	2.02%	12/30/39	50	(652)	(27)
Renesas Electronics Corp.	JPMorgan Chase	Short	JPY	2.15%	12/30/39	400	(3,039)	1,188
Salesforce.com, Inc.	Citigroup	Short	USD	(0.18)%	12/30/39	43	(5,822)	(68)
Samsung SDI Co., Ltd	JPMorgan Chase	Short	KRW	2.16%	12/30/39	73	(16,348)	1,972
Saputo, Inc.	JPMorgan Chase	Short	CAD	2.15%	12/30/39	966	(28,066)	306
Sharp Corp.	Citigroup	Short	JPY	(2.00)%	12/30/39	800	(10,177)	2,084
Shenzhou International Group, Ltd.	JPMorgan Chase	Short	HKD	2.21%	12/30/39	1,000	(11,361)	25
Sherwin-Williams Co. (The)	Citigroup	Short	USD	(0.18)%	12/30/39	100	(43,320)	3,974
Sherwin-Williams Co. (The)	Citigroup	Short	USD	2.23%	12/30/39	35	(16,048)	2,277
Square, Inc.	JPMorgan Chase	Short	USD	2.23%	12/30/39	879	(56,440)	7,137
Sunny Optical Technology Group Co., Ltd.	JPMorgan Chase	Short	HKD	2.21%	12/30/39	5,500	(63,284)	14,404
T. Rowe Price Group, Inc.	JPMorgan Chase	Short	USD	2.23%	12/30/39	6	(698)	145
T. Rowe Price Group, Inc.	Citigroup	Short	USD	(0.18)%	12/30/39	113	(12,013)	1,581
TAL Education Group	Citigroup	Short	USD	(0.18)%	12/30/39	193	(5,161)	11
TAL Education Group	JPMorgan Chase	Short	USD	2.23%	12/30/39	414	(12,703)	1,657
Tesla, Inc.	JPMorgan Chase	Short	USD	2.23%	12/30/39	104	(30,074)	(4,537)
Thyssenkrupp AG	JPMorgan Chase	Short	EUR	1.77%	12/30/39	1,731	(38,069)	8,288
Thyssenkrupp AG	Citigroup	Short	EUR	(0.25)%	12/30/39	419	(8,805)	1,603
Transurban Group	JPMorgan Chase	Short	AUD	2.22%	12/30/39	1,713	(13,901)	(160)
Ultrapar Participoes SA	JPMorgan Chase	Short	BRL	2.01%	12/30/39	388	(4,290)	(1,050)
Vipshop Holdings, Ltd.	Citigroup	Short	USD	(0.18)%	12/30/39	2,862	(20,143)	4,516
Vipshop Holdings, Ltd.	JPMorgan Chase	Short	USD	2.23%	12/30/39	6,747	(42,165)	5,326
Volkswagen AG	Citigroup	Short	EUR	(0.25)%	12/30/39	14	(2,385)	156
Volkswagen AG	JPMorgan Chase	Short	EUR	2.24%	12/30/39	101	(16,641)	552
Volkswagen AG	Citigroup	Short	EUR	(0.25)%	12/30/39	60	(9,960)	398
Workday, Inc.	JPMorgan Chase	Short	USD	2.23%	12/30/39	137	(21,820)	(57)
Worldpay, Inc.	Citigroup	Short	USD	(0.18)%	12/30/39	195	(15,953)	1,049
Wuxi Biologics Cayman, Inc.	JPMorgan Chase	Short	HKD	1.51%	12/30/39	500	(4,485)	1,282
Wuxi Biologics Cayman, Inc.	Citigroup	Short	HKD	(0.30)%	12/30/39	5,500	(48,768)	13,537
Zhuzhou CSR Times Electric Co., Ltd.	JPMorgan Chase	Short	HKD	2.21%	12/30/39	1,500	(8,073)	(243)
ZTE Corp.	Citigroup	Short	HKD	(1.90)%	12/30/39	1,000	(1,619)	(271)

							$(1,721,684)	$174,516

Option Contracts

At December 31, 2018, the Fund’s over-the-counter options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount(a)	Fair Value
Alphabet, Inc.	JPMorgan Chase	Call	1225.00	USD	1/21/20	669	$819,525	$38,124
Anadarko Petroleum Corp.	Credit Suisse First Boston	Call	67.50	USD	1/21/20	7,067	477,023	11,108
BP plc	UBS Warburg	Call	52.00	USD	6/24/19	34,666	1,802,632	1,443
BP plc	Nomura	Call	43.50	USD	1/21/20	32,800	1,426,800	40,789
Chevron Corp.	UBS Warburg	Call	125.00	USD	1/22/19	10,746	1,343,250	197
ConocoPhillips Co.	UBS Warburg	Call	75.00	USD	6/24/19	18,108	1,358,100	21,897

See accompanying notes to the consolidated financial statements.

16

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount(a)	Fair Value
CVS Health Corp.	JPMorgan Chase	Call	78.50	USD	1/21/20	4,950	$388,575	$14,970
EURO STOXX 50 Index	UBS Warburg	Call	134.92	EUR	6/21/21	6,489	875,496	6,691
EURO STOXX Bank Index	Barclays Bank	Call	136.97	EUR	3/22/21	6,300	862,911	6,359
Exxon Mobil Corp.	UBS Warburg	Call	95.00	USD	1/22/19	7,306	694,070	—
Facebook, Inc.	UBS Warburg	Call	165.00	USD	9/23/19	11,500	1,897,500	61,105
Halliburton Co.	Citigroup	Call	50.00	USD	1/21/20	13,346	667,300	2,264
J.P. Morgan Chase & Co.	Citigroup	Call	114.50	USD	1/21/20	4,968	568,836	15,689
Johnson & Johnson	Bank of America	Call	155.00	USD	1/21/20	5,018	777,790	13,268
KOSPI 200 Index	Goldman Sachs	Call	302.50	USD	3/15/19	5,549	1,678,573	878
Occidental Petroleum Corp.	UBS Warburg	Call	92.50	USD	6/24/19	16,147	1,493,598	969
Royal Dutch Shell plc	UBS Warburg	Call	77.00	USD	6/24/19	19,788	1,523,676	2,358
Russell 2000 Index	Bank of America	Call	1700.00	USD	3/18/19	1,085	1,844,500	389
Schlumberger, Ltd.	UBS Warburg	Call	90.00	USD	1/22/19	10,576	951,840	—
Schlumberger, Ltd.	UBS Warburg	Call	70.00	USD	1/20/20	11,244	787,080	1,191
SPDR Gold Shares(b)	JPMorgan Chase	Call	120.00	USD	2/19/19	5,955	714,600	17,206
SPDR Gold Shares(b)	Societe Generale	Call	121.00	USD	3/18/19	10,516	1,272,436	32,463
SPDR Gold Shares(b)	Societe Generale	Call	123.00	USD	4/22/19	11,146	1,370,958	33,911
SPDR Gold Shares(b)	Morgan Stanley	Call	120.00	USD	5/20/19	6,045	725,400	30,744
SPDR Gold Shares(b)	Societe Generale	Call	124.00	USD	6/24/19	10,516	1,303,984	41,400
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley	Call	4756.33	JPY	3/16/20	14,063	66,888,269	4,902
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley	Call	4816.24	JPY	9/14/20	11,381	54,813,627	4,800
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley	Call	4894.87	JPY	12/14/20	11,358	55,595,933	4,344
Suncor Energy Inc.	UBS Warburg	Call	45.00	USD	6/24/19	23,428	1,054,260	499
Tokyo Stock Exchange Price Index	Morgan Stanley	Call	1785.00	JPY	3/11/19	78,515	140,149,275	736
Tokyo Stock Exchange Price Index	Bank of America	Call	191.28	JPY	12/16/19	269,219	51,496,210	2,607
Tokyo Stock Exchange Price Index	Morgan Stanley	Call	191.28	JPY	12/16/19	509,036	97,368,406	4,928
Tokyo Stock Exchange Price Index	BNP Paribas	Call	194.04	JPY	3/16/20	363,317	70,498,031	5,212
Tokyo Stock Exchange Price Index	Morgan Stanley	Call	192.04	JPY	4/13/20	323,621	62,148,177	4,910
Total SA	UBS Warburg	Call	70.00	USD	9/23/19	24,693	1,728,510	4,174
S&P 500 Index	Barclays Bank	Put	2350.00	USD	1/21/19	149	350,150	2,583
S&P 500 Index	Barclays Bank	Put	2700.00	USD	1/21/19	1,413	3,815,100	292,358
S&P 500 Index	Barclays Bank	Put	2400.00	USD	1/22/19	180	432,000	4,685
S&P 500 Index	Barclays Bank	Put	2400.00	USD	2/01/19	150	360,000	5,494

Total (Cost $1,729,594)								$737,645

At December 31, 2018, the Fund’s over-the-counter options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount(a)	Fair Value
Alphabet, Inc.	JPMorgan Chase	Call	1350.00	USD	1/21/20	669	$903,150	$(20,188)
Anadarko Petroleum Corp.	Credit Suisse First Boston	Call	76.00	USD	1/21/20	7,067	537,092	(6,306)
Apple, Inc.	Barclays Bank	Call	160.00	USD	1/21/19	2,690	430,400	(11,373)
Comcast Corp.	Citigroup	Call	37.50	USD	1/21/20	12,216	458,100	(29,135)
ConocoPhillips Co.	UBS Warburg	Call	85.00	USD	6/24/19	18,108	1,539,180	(4,729)
CVS Health Corp.	JPMorgan Chase	Call	87.50	USD	1/21/20	4,950	433,125	(7,517)
Facebook, Inc.	UBS Warburg	Call	220.00	USD	1/21/20	26,331	5,792,820	(37,733)
J.P. Morgan Chase & Co.	Citigroup	Call	125.50	USD	1/21/20	4,968	623,484	(7,117)
Johnson & Johnson	Bank of America	Call	170.00	USD	1/21/20	5,018	853,060	(5,166)
KOSPI 200 Index	Goldman Sachs	Call	327.50	USD	3/15/19	5,549	1,817,298	(115)
Microsoft Corp.	Barclays Bank	Call	90.00	USD	1/21/19	4,767	429,030	(58,428)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley	Call	5679.90	JPY	3/16/20	14,063	79,876,434	(857)
Tokyo Stock Exchange Price Index	Morgan Stanley	Call	1950.00	JPY	3/11/19	78,515	153,104,250	(91)
Tokyo Stock Exchange Price Index	Bank of America	Call	221.29	JPY	12/16/19	269,219	59,575,473	(470)
Tokyo Stock Exchange Price Index	Morgan Stanley	Call	221.29	JPY	12/16/19	509,036	112,644,576	(889)
Tokyo Stock Exchange Price Index	BNP Paribas	Call	237.47	JPY	3/16/20	363,317	86,276,888	(719)
Tokyo Stock Exchange Price Index	Morgan Stanley	Call	233.87	JPY	4/13/20	323,621	75,685,243	(778)
Total SA	UBS Warburg	Call	75.00	USD	9/23/19	24,693	1,851,975	(1,656)
United Continental Holdings, Inc.	Deutsche Bank	Call	75.00	USD	1/21/19	3,469	260,175	(32,322)

See accompanying notes to the consolidated financial statements.

17

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount(a)	Fair Value
Alphabet, Inc.	JPMorgan Chase	Put	860.00	USD	1/21/20	669	$575,340	$(30,492)
Anadarko Petroleum Corp.	Credit Suisse First Boston	Put	46.00	USD	1/21/20	7,067	325,082	(57,870)
BP plc	Nomura	Put	28.00	USD	1/21/20	32,800	918,400	(34,732)
CVS Health Corp.	JPMorgan Chase	Put	56.00	USD	1/21/20	4,950	277,200	(19,493)
EURO STOXX 50 Index	UBS Warburg	Put	106.38	EUR	6/21/21	4,268	454,030	(170,340)
EURO STOXX Bank Index	Barclays Bank	Put	110.23	EUR	3/22/21	4,201	463,076	(169,645)
Facebook, Inc.	UBS Warburg	Put	155.00	USD	1/21/20	26,331	4,081,305	(814,059)
Halliburton Co.	Citigroup	Put	35.00	USD	1/21/20	13,346	467,110	(127,496)
J.P. Morgan Chase & Co.	Citigroup	Put	87.25	USD	1/21/20	4,968	433,458	(30,372)
Johnson & Johnson	Bank of America	Put	109.00	USD	1/21/20	5,018	546,962	(23,889)
KOSPI 200 Index	Goldman Sachs	Put	270.00	USD	3/15/19	5,549	1,498,230	(67,901)
S&P 500 Index	Barclays Bank	Put	2200.00	USD	1/21/19	149	327,800	(778)
S&P 500 Index	Barclays Bank	Put	2250.00	USD	1/22/19	180	405,000	(1,391)
S&P 500 Index	Barclays Bank	Put	2250.00	USD	2/01/19	150	337,500	(2,010)
S&P 500 Index	Bank of America	Put	2600.00	USD	3/18/19	599	1,557,400	(92,311)
Schlumberger, Ltd.	UBS Warburg	Put	52.50	USD	1/20/20	11,244	590,310	(198,712)
SPDR Gold Shares(b)	Morgan Stanley	Put	113.00	USD	5/20/19	3,023	341,599	(2,122)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley	Put	3832.77	JPY	3/16/20	14,063	53,900,245	(70,552)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley	Put	3820.96	JPY	9/14/20	7,587	28,989,624	(43,876)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley	Put	3786.60	JPY	12/14/20	7,573	28,675,922	(46,724)
Tokyo Stock Exchange Price Index	Morgan Stanley	Put	1600.00	JPY	3/11/19	78,515	125,624,000	(88,721)
Tokyo Stock Exchange Price Index	Bank of America	Put	156.59	JPY	12/16/19	269,219	42,157,003	(52,243)
Tokyo Stock Exchange Price Index	Morgan Stanley	Put	156.59	JPY	12/16/19	509,036	79,709,947	(98,772)
Tokyo Stock Exchange Price Index	BNP Paribas	Put	155.80	JPY	3/16/20	363,317	56,604,789	(73,472)
Tokyo Stock Exchange Price Index	Morgan Stanley	Put	157.82	JPY	4/13/20	323,621	51,073,866	(75,253)

Total (Premiums $1,673,647)								$(2,618,815)

At December 31, 2018, the Fund’s exchange traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount(a)	Fair Value
Amazon.com, Inc.	Call	1780.00	USD	2/19/19	3	$5,340	$(5,190)
Amazon.com, Inc.	Call	1790.00	USD	2/19/19	3	5,370	(4,605)
Amazon.com, Inc.	Call	1800.00	USD	2/19/19	3	5,400	(4,155)
McDonald’s Corp.	Call	185.00	USD	1/22/19	2	370	(176)
Verisign, Inc	Call	170.00	USD	1/22/19	1	170	(39)

Total (Premiums $68,886)							$(14,165)

At December 31, 2018, the Fund’s over-the-counter currency options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Notional Amount	Fair Value

British Pound Call Currency Option (GBP/USD)	UBS Warburg	Call	1.32 GBP	5/16/19	58,850	$142,517

Total (Cost $190,251)						$142,517

At December 31, 2018, the Fund’s open over-the-counter interest rate swaptions purchased were as follows:

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Expiration Date	Counterparty	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
3.00%	Semi-annually	3-Month U.S. Dollar LIBOR	Quarterly	3/4/19	Nomura	1,189 USD	$5,160	$(39,684)

Total (Cost $44,844)							$5,160	$(39,684)

See accompanying notes to the consolidated financial statements.

18

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

At December 31, 2018, the Fund’s open over-the-counter interest rate swaptions written were as follows:

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Expiration Date	Counterparty	Notional Amount (Local)		Value	Unrealized Appreciation/ (Depreciation)
2.70%	Semi-annually	3-Month U.S. Dollar LIBOR	Quarterly	3/4/19	Nomura	(1,189)	USD	$(104,357)	$(86,216)

Total (Premiums $18,141)								$(104,357)	$(86,216)

Forward Currency Contracts

At December 31, 2018, the Fund’s open forward currency contracts were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
Japanese Yen	102,084,390	U.S. Dollar	922,057	JPMorgan Chase	1/7/19	$10,000
Japanese Yen	1,642,430	U.S. Dollar	14,877	UBS Warburg	1/7/19	119
U.S. Dollar	628,128	Australian Dollar	888,000	JPMorgan Chase	1/25/19	2,464
Japanese Yen	211,538,820	U.S. Dollar	1,905,000	JPMorgan Chase	1/25/19	29,311
Japanese Yen	210,764,000	U.S. Dollar	1,887,078	Citigroup	1/31/19	41,094
Japanese Yen	161,863,500	U.S. Dollar	1,439,638	JPMorgan Chase	2/14/19	42,690
Japanese Yen	161,863,500	U.S. Dollar	1,439,638	JPMorgan Chase	2/14/19	42,690
European Euro	838,000	U.S. Dollar	957,431	Goldman Sachs	2/15/19	6,296
European Euro	834,000	U.S. Dollar	948,998	Morgan Stanley	2/28/19	11,093
Japanese Yen	129,776,401	U.S. Dollar	1,149,000	Morgan Stanley	3/7/19	41,474
European Euro	825,000	U.S. Dollar	938,374	Morgan Stanley	3/14/19	12,508
Swedish Krona	17,198,882	European Euro	1,664,000	Goldman Sachs	3/21/19	35,519

						$275,258

U.S. Dollar	1,636	Japanese Yen	180,000	JPMorgan Chase	1/4/19	$(7)
British Pound	1,296,000	U.S. Dollar	1,691,897	JPMorgan Chase	1/11/19	(39,341)
European Euro	827,000	U.S. Dollar	950,365	Morgan Stanley	1/25/19	(882)
U.S. Dollar	2,055,204	Japanese Yen	227,800,000	Morgan Stanley	1/28/19	(28,321)
Norwegian Krone	6,254,000	U.S. Dollar	754,556	JPMorgan Chase	2/1/19	(29,574)
U.S. Dollar	2,039,625	Japanese Yen	228,150,000	Goldman Sachs	2/4/19	(48,215)
British Pound	1,486,000	U.S. Dollar	1,945,241	JPMorgan Chase	2/15/19	(47,204)
U.S. Dollar	963,545	European Euro	838,000	Morgan Stanley	2/15/19	(181)
British Pound	775,000	U.S. Dollar	1,014,568	JPMorgan Chase	2/21/19	(24,408)
U.S. Dollar	957,157	European Euro	834,000	Deutsche Bank	2/28/19	(2,935)
U.S. Dollar	1,057,330	Brazilian Real	4,122,000	Deutsche Bank	3/1/19	(1,711)
U.S. Dollar	2,137,446	Japanese Yen	238,199,999	Goldman Sachs	3/4/19	(46,994)
South African Rand	16,446,000	U.S. Dollar	1,147,816	Citigroup	3/14/19	(11,855)
U.S. Dollar	946,012	European Euro	825,000	Morgan Stanley	3/14/19	(4,870)
U.S. Dollar	927,341	Japanese Yen	102,050,000	JPMorgan Chase	3/25/19	(10,420)

						$(296,918)

Total Net Forward Currency Contracts						$(21,660)

Swap Agreements

At December 31, 2018, the Fund’s open centrally cleared credit default swap agreements (sell protection) were as follows:

Description	Payment Frequency	Implied Credit Spread at December 31, 2018(c)	Expiration Date	Notional Amount(d)	Fixed Rate	Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

CDX North America High Yield Index Swap Agreement with Series 30	Quarterly	4.14%	6/20/23	$531,318	5.00%	$16,319	$34,127	$(17,808)

						$16,319	$34,127	$(17,808)

See accompanying notes to the consolidated financial statements.

19

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Cash of $768,430 has been segregated to cover margin requirements for the following open centrally cleared interest rate swap agreements as of December 31, 2018:

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Expiration Date	Notional Amount		Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
3-Month LIBOR	Quarterly	2.97%	Semi-annually	7/18/25	12,447,470	USD	$177	$207,705	$207,528
0.84%	Annually	6-Month EURIBOR	Semi-annually	2/15/28	1,463,000	EUR	31	(18,345)	(18,376)
0.84%	Annually	6-Month EURIBOR	Semi-annually	2/15/28	1,474,000	EUR	32	(18,453)	(18,485)
0.99%	Annually	6-Month EURIBOR	Semi-annually	10/29/28	7,981,613	EUR	—	(170,415)	(170,415)
3-Month LIBOR	Quarterly	3.20%	Semi-annually	10/29/28	10,098,436	USD	—	435,859	435,859
2.99%	Semi- annually	3-Month LIBOR	Quarterly	7/18/50	2,797,184	USD	89	(62,848)	(62,937)

								$373,503	$373,174

At December 31, 2018, cash of $90,000 was received as collateral for the following over-the-counter total return swap agreements:

Pay/ Receive	Financing Rate	Description	Expiration Date	Counterparty	Notional Amount		Value and Unrealized Appreciation/ (Depreciation)
Pay	0.00%	EURO STOXX Bank Index April Futures	4/30/19	BNP Paribas SA	(574,875)	EUR	$61,806
Pay	0.00%	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/21	BNP Paribas SA	15,520,000	JPY	16,425
Pay	0.00%	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/21	BNP Paribas SA	7,655,000	JPY	9,171
Pay	0.00%	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/21	BNP Paribas SA	4,215,000	JPY	1,049
Pay	0.00%	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/22	BNP Paribas SA	15,720,000	JPY	15,002
Pay	0.00%	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/22	BNP Paribas SA	7,950,000	JPY	6,679
Pay	0.00%	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/22	BNP Paribas SA	7,970,000	JPY	6,497
Pay	0.00%	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/22	BNP Paribas SA	4,260,000	JPY	739
Pay	0.00%	S&P 500 Index Dividends December Futures	12/18/20	Goldman Sachs	107,944	USD	19,181
Pay	0.00%	S&P 500 Index Dividends December Futures	12/17/21	BNP Paribas SA	133,513	USD	22,963

							$159,512

(a)	Notional amount is expressed as the number of contracts multiplied by the strike price of the underlying asset.

(b)	All or a portion of these securities are held by the AZL Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”).

(c)

Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront or daily payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(d)

The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

See accompanying notes to the consolidated financial statements.

20

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2018

Balances Reported in the Consolidated Statement of Assets and Liabilities for Options Written, Forward Currency Contracts and Swap Agreements

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Written options and swaptions	$—	$1,176,674	$54,721	$(1,031,383)	$(2,737,337)
Forward currency contracts	—	—	275,258	(296,918)	(21,660)
Centrally cleared swap agreements(a)	34,456	—	643,387	(288,021)	389,822
Over-the-counter swap agreements	—	—	159,512	—	—

(a)

Includes cumulative unrealized appreciation (depreciation) on these swap agreements as reported in the Consolidated Schedule of Portfolio Investments. Only current day’s variation margin for centrally cleared swap agreements is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

See accompanying notes to the consolidated financial statements.

21

AZL BlackRock Global Allocation Fund

Consolidated Statement of Assets and Liabilities

December 31, 2018

Assets:
Investment securities, at cost	$379,918,001

Investment securities, at value(a)	$379,564,458
Cash	54,508
Segregated cash for collateral for futures contracts	486,000
Segregated cash for collateral on swap agreeements	768,430
Deposits with brokers for securities sold short	1,163,005
Interest and dividends receivable	1,183,889
Foreign currency, at value (cost $63,713)	63,930
Unrealized appreciation on forward currency contracts	275,258
Unrealized appreciation on swap agreements	159,512
Receivable for investments sold	926,926
Receivable for capital shares issued	281
Receivable for variation margin on centrally cleared swap agreements	75,118
Receivable for variation margin on futures contracts	101,784
Receivable for variation margin on contracts for differences	7,125
Reclaims receivable	328,426
Prepaid expenses	7,763

Total Assets	385,166,413

Liabilities:
Cash received as collateral for swap agreements	90,000
Written options and swaptions (Proceeds received $1,760,675)	2,737,337
Unrealized depreciation on forward currency contracts	296,918
Payable for investments purchased	1,423,199
Payable for collateral received on loaned securities	11,159,870
Securities sold short (Proceeds received $1,002,437)	787,417
Payable for variation margin on futures contracts	154,783
Payable for variation margin on contracts for differences	8,445
Payable for variation margin on centrally cleared swap agreements	32,216
Interest payable on securities sold short	4,285
Accrued foreign taxes	37,925
Manager fees payable	237,170
Administration fees payable	6,391
Distribution fees payable	79,057
Custodian fees payable	7,510
Administrative and compliance services fees payable	5,081
Transfer agent fees payable	221
Trustee fees payable	244

Total Liabilities	17,068,069

Net Assets	$368,098,344

Net Assets Consist of:
Paid in capital	$356,319,328
Total distributable earnings	11,779,016

Net Assets	$368,098,344

Shares of beneficial interest (unlimited number of shares authorized, no par value)	33,786,163
Net Asset Value (offering and redemption price per share)	$10.89

(a)	Includes securities on loan of $10,901,916.

Consolidated Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends	$5,464,330
Interest	3,913,906
Income from securities lending	53,199
Foreign withholding tax	(295,336)

Total Investment Income	9,136,099

Expenses:
Manager fees	3,009,064
Administration fees	157,862
Distribution fees	1,003,021
Custodian fees	200,191
Administrative and compliance services fees	7,111
Trustee fees	22,202
Transfer agency fees	5,973
Professional fees	20,945
Shareholder reports	5,206
Dividends on securities sold short	22,298
Other expenses	73,020

Total expenses	4,526,893

Net Investment Income/(Loss)	4,609,206

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	12,300,949
Net realized gains/(losses) on futures contracts	(41,646)
Net realized gains/(losses) on contracts for differences	25,530
Net realized gains/(losses) on written options contracts	447,873
Net realized gains (losses) on securities held short	165,619
Net realized gains/(losses) on swap agreements	(12,099)
Net realized gains/(losses) on forward currency contracts	(700,813)
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(45,748,188)
Change in net unrealized appreciation/depreciation on futures contracts	273,230
Change in net unrealized appreciation/depreciation on contracts for differences	174,516
Change in net unrealized appreciation/depreciation on written option contracts	(1,438,114)
Change in net unrealized appreciation/depreciation on securities held short	215,020
Change in net unrealized appreciation/depreciation on swap agreements	(562,836)
Change in net unrealized appreciation/depreciation on forward currency contracts	(276,672)
Change in accrued foreign tax liability	7,909

Net realized and Change in net unrealized gains/losses on investments	(35,169,722)

Change in Net Assets Resulting From Operations	$(30,560,516)

See accompanying notes to the consolidated financial statements.

22

AZL BlackRock Global Allocation Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$4,609,206	$3,740,221
Net realized gains/(losses) on investments	12,185,413	17,889,573
Change in unrealized appreciation/depreciation on investments	(47,355,135)	29,429,868

Change in net assets resulting from operations	(30,560,516)	51,059,662

Distributions to Shareholders:(a)
Distributions	(18,473,192)	(7,349,577)

Change in net assets resulting from distributions to shareholders	(18,473,192)	(7,349,577)

Capital Transactions:
Proceeds from shares issued	574,801	215,077
Proceeds from dividends reinvested	18,473,192	7,349,577
Value of shares redeemed	(19,581,928)	(43,709,966)

Change in net assets resulting from capital transactions	(533,935)	(36,145,312)

Change in net assets	(49,567,643)	7,564,773
Net Assets:(a)
Beginning of period	417,665,987	410,101,214

End of period	$368,098,344	$417,665,987

Share Transactions:
Shares issued	45,611	17,936
Dividends reinvested	1,619,035	608,409
Shares redeemed	(1,584,521)	(3,675,557)

Change in shares	80,125	(3,049,212)

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in Notes to the Consolidated Financial Statements.

See accompanying notes to the consolidated financial statements.

23

AZL BlackRock Global Allocation Fund

Consolidated Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$12.39	$11.16	$10.99	$11.97	$12.05

Investment Activities:
Net Investment Income/(Loss)	0.14	0.12	0.20	0.10	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	(1.07)	1.33	0.27	(0.27)	0.12

Total from Investment Activities	(0.93)	1.45	0.47	(0.17)	0.24

Distributions to Shareholders From:
Net Investment Income	(0.07)	(0.22)	(0.02)	(0.28)	(0.08)
Net Realized Gains	(0.50)	—	(0.28)	(0.53)	(0.24)

Total Dividends	(0.57)	(0.22)	(0.30)	(0.81)	(0.32)

Net Asset Value, End of Period	$10.89	$12.39	$11.16	$10.99	$11.97

Total Return(a)	(7.70)%	13.00%	4.35%	(1.41)%	1.78%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$368,098	$417,666	$410,101	$789,320	$777,743
Net Investment Income/(Loss)	1.12%	0.90%	1.10%	0.84%	1.14%
Expenses Before Reductions(b)	1.10%	1.17%	1.12%	1.11%	1.11%
Expenses Net of Reductions	1.10%	1.17%	1.12%	1.11%	1.11%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly	1.10%	1.17%	1.12%	1.11%	1.11	%(c)
Portfolio Turnover Rate	141%	115%	140%	82%	74%

(a)	The return includes reinvested dividends and fund level expenses, but excludes insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)

Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remitted a portion of the brokerage commission which were used to pay certain Fund expenses. The Fund ceased participation in the program in June 2014.

See accompanying notes to the consolidated financial statements.

24

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 22 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL BlackRock Global Allocation Fund (the “Fund”), and 21 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. The Fund is a wholly-owned and controlled subsidiary of AZL MVP BlackRock Global Strategy Plus Fund, which is affiliated with the Investment Adviser.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Consolidation of Subsidiaries

The Fund’s primary vehicle for gaining exposure to the commodities markets is through investment in the AZL Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), a wholly owned and controlled subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. As of December 31, 2018, the Fund’s aggregate investment in the Subsidiary was $5,957,393, representing 1.62% of the Fund’s net assets. The Subsidiary’s financial statements, including its investments, and its operating results have been consolidated with those of the Fund. All intercompany transactions have been eliminated.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

25

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2018

Floating Rate Loans

The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. These loans are made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates are variable and are tied to a benchmark lending rate. Loans involve a risk of loss in case of default or insolvency of the financial intermediaries who are parties to the transactions. A Fund records an investment when the borrower withdraws money and records the interest as earned.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When the Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Bank Loans

The Fund may invest in bank loans, which generally have interest rates which are reset periodically by reference to a base lending rate plus a premium. These base rates are primarily the London-Interbank Offered Rate and, secondarily, the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the anticipated or actual maturity may be considerably earlier than the stated maturity shown in the Consolidated Schedule of Portfolio of Investments. All or a portion of any bank loans may be unfunded. The portfolio is obligated to fund any commitments at the borrower’s discretion. Therefore, the portfolio must have funds sufficient to cover its contractual obligation.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2018 are presented on the Fund’s Consolidated Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested in short-term investments that have a remaining maturity of 397 days or less, similar to investments held in compliance with Rule 2a-7 under the 1940 Act. Included in short-term investments may be investments in overnight repurchase agreements that are collateralized at 102% with securities issued by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government, or other approved issuers. The securities purchased with cash collateral received are reflected in the Fund’s Consolidated Schedule of Portfolio Investments under Short-Term Securities Held as Collateral for Securities on Loan. Short-term securities held as collateral for securities on loan are valued at amortized cost which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security. These are typically categorized as Level 2 in the fair value hierarchy, as defined in Note 4. Income earned on these investments is included in “Income from securities lending” on the Consolidated Statement of Operations.

26

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2018

The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $5,389 during the year ended December 31, 2018. These fees have been netted against “Income from securities lending” on the Consolidated Statement of Operations. The Fund had securities lending transactions of $11,130,249 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2018.

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2018, no collateral had been posted by the Fund to counterparties for TBAs.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Consolidated Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2018, the Fund entered into forward currency contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. For the year ended December 31, 2018, the monthly average notional amount for long contracts was $22.1 million and the monthly average notional amount for short contracts was $11.1 million. Realized gains and losses are reported as “Net realized gains/(losses) on forward currency contracts” on the Consolidated Statement of Operations.

Futures Contracts

During the year ended December 31, 2018, the Fund used futures contracts to gain exposure to, or economically hedge against changes in the value of equity securities. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2018, the monthly average notional amount for long contracts was $1.0 million and the monthly average notional for short contracts was $10.1 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Consolidated Statement of Operations.

Contracts for Difference

The Fund may invest in Contracts for Difference (“CFD”). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

27

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2018

As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Fund buys a long CFD and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund’s shares, may be reduced. The Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies. For the year ended December 31, 2018, the monthly average notional amount on contracts for differences was $0.2 million. Realized gains and losses are reported as “Net realized gains/(losses) on contracts for differences” on the Consolidated Statement of Operations.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2018, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Consolidated Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises their option. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in interest rates.

For the year ended December 31, 2018, the monthly average notional amount for written options contracts was $39.2 million. Realized gains and losses are reported as “Net realized gains/(losses) on written options contracts” on the Consolidated Statement of Operations.

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The Fund may enter into swap agreements to manage its exposure to market, interest rate, foreign currencies and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements. In connection with these arrangements, securities may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. For OTC swaps, payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the OTC swap. A liquidation payment received or made at the termination of the OTC swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Upon entering a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or assets determined to be liquid (the amount is subject to the clearing organization that clears the trade). Daily changes in valuation of centrally cleared swaps, if any, are reported as “Payable/Receivable for variation margin on centrally cleared swap agreements” on the Consolidated Statement of Operations.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties or clearing house to perform. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy its obligations to the Fund.

The notional amounts reflect the extent of the total investment exposure the Fund has under the swap agreement. The Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of the swap agreement counterparty. The notional amount and related unrealized appreciation (depreciation) of each swap agreement at period end is disclosed in the swap tables in the Consolidated Schedule of Portfolio Investments. The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as OTC swap contracts, entered into by the Fund, through the Subsidiary, and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding OTC swap transactions under the applicable ISDA Master Agreement.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. As of December 31, 2018, the Fund entered into centrally cleared interest rate swap agreements to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). The monthly average gross notional amount for interest rate swaps was $37.9 million for the year ended December 31, 2018.

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate. The monthly average gross notional amount for currency swaps was $2.2 million for the year ended December 31, 2018.

28

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2018

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The monthly average gross notional amount for total return swaps was $2.6 million for the year ended December 31, 2018.

Credit default swap agreements may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront, periodic, or daily stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront, periodic, or daily payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owed to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

As of December 31, 2018, the Fund entered into OTC and centrally cleared credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The monthly average gross notional amount for credit default swaps was $0.3 million for the year ended December 31, 2018.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Consolidated Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$288,189	Payable for variation margin on futures contracts*	$1,363

Contracts for differences	Receivable for variation margin on contracts for differences	197,043	Payable for variation margin on contracts for differences	22,527

Options Contracts			Written Options	2,632,980

Total Return Swap Agreements	Unrealized appreciation on swap agreements	159,512	Unrealized depreciation on swap agreements	—

Credit Risk

Centrally Cleared Credit Default Swap Agreements	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	17,808

Interest Rate Risk

Futures Contracts	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	37,811

Interest Rate Swap Agreements	Unrealized appreciation on swap agreements*	643,387	Unrealized depreciation on swap agreements*	270,213

Swaption Contracts			Written Options	104,357

Foreign Exchange Risk

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	275,258	Unrealized depreciation on forward currency contracts	296,918

*

Includes cumulative appreciation/depreciation of futures contracts and contracts for differences and cumulative unrealized gain (loss) on these swap agreements as reported in the Consolidated Schedule of Portfolio Investments. Only current day’s variation margin for both futures contracts and these centrally cleared swap agreements are reported within the Consolidated Statement of Assets and Liabilities.

29

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2018

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018:

	Net Realized Gains/(Losses) on Derivatives Recognized as a Result from Operations
	Net Realized Gains/(Losses) on Futures Contracts	Net Realized Gains/(Losses) on Contracts for Differences	Net Realized Gains/(Losses) on Swap Agreements	Net Realized Gains/(Losses) on Written Option Contracts	Net Realized Gains/(Losses) on Forward Currency Contracts

Equity Risk	$(41,646)	$25,530	$580,832	$455,321	$—
Credit Risk	—	—	(28,151)	—	—
Interest Rate Risk	—	—	(25,545)	(181,404)	—
Foreign Exchange Rate Risk	—	—	(539,235)	173,956	700,813

	Change in Net Unrealized Appreciation/Depreciation
	on Derivatives Recognized as a Result from Operations
	Change in Net Unrealized Appreciation/ Depreciation on Futures Contracts	Change in Net Unrealized Appreciation/ Depreciation on Contracts for Differences	Change in Net Unrealized Appreciation/ Depreciation on Swap Agreements	Change in Net Unrealized Appreciation/ Depreciation on Written Option Contracts	Change in Net Unrealized Appreciation/ Depreciation on Forward Currency Contracts

Equity Risk	$311,041	$174,516	$(661,008)	$(1,142,413)	$—
Credit Risk	—	—	5,125	—	—
Interest Rate Risk	(37,811)	—	293,470	(203,293)	—
Foreign Exchange Rate Risk	—	—	(200,423)	(92,408)	(276,672)

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Consolidated Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2018. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Consolidated Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Consolidated Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018.

As of December 31, 2018, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward currency contracts	$275,258	$296,918
Futures contracts and contracts for differences	—	52,999
Contracts for differences	—	1,320
Option contracts	—	2,737,337
Swap agreements	234,630	32,216

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	509,888	3,120,790
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(75,118)	(100,700)

Total assets and liabilities subject to a MNA	$434,770	$3,020,090

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2018:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Derivative Assets

BNP Paribas SA	$140,331	$(74,191)	$—	$(66,140)	$—
Citigroup	41,094	(41,094)	—	—	—
Goldman Sachs	60,996	(60,996)	—	—	—
JPMorgan Chase	127,155	(127,155)	—	—	—
Morgan Stanley	65,075	(65,075)	—	—	—
UBS Warburg	119	(119)	—	—	—

Total	$434,770	$(368,630)	$—	$(66,140)	$—

30

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2018

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2018:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities

Bank of America	$174,079	$—	$—	$(174,079)	$—
Barclays Bank	243,625	—	—	—	243,625
BNP Paribas SA	74,191	(74,191)	—	—	—
Citigroup	205,975	(41,094)	—	—	164,881
Credit Suisse First Boston	64,176	—	—	—	64,176
Deutsche Bank	36,968	—	—	—	36,968
Goldman Sachs	163,225	(60,996)	—	—	102,229
JPMorgan Chase	228,644	(127,155)	—	—	101,489
Morgan Stanley	462,889	(65,075)	—	—	397,814
Nomura	139,089	—	—	—	139,089
UBS Warburg	1,227,229	(119)	—	—	1,227,110

Total	$3,020,090	$(368,630)	$—	$(174,079)	$2,477,381

*

The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Consolidated Statement of Assets and Liabilities.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management does not believe that adoption of ASU 2017-08 will materially impact the Fund’s financial statements.

In August 2018, FASB issued ASU No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Consolidated Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Consolidated Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017

Distributions to Shareholders:
From net investment income	$(7,349,577)
From net realized gains	—

Change in net assets resulting from distributions to shareholders	$(7,349,577)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Consolidated Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2020.

For the year ended December 31, 2018, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL BlackRock Global Allocation Fund	0.75%	1.19%

31

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2018

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Consolidated Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Consolidated Statement of Operations. During the year ended December 31, 2018, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $22,213 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. The Fund generally values index options at the average of the closing bid and ask quotations on the principal exchange on which the option is traded and are typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

32

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2018

Forward currency contracts are generally valued at the forward foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Non exchange-traded derivatives, such as swaps and certain options, are generally valued by approved independent pricing services utilizing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+
Aerospace & Defense	$2,031,649	$2,088,707	$—	$4,120,356
Air Freight & Logistics	106,626	—	—	106,626
Airlines	2,658,519	2,031,952	—	4,690,471
Auto Components	17,323	3,925,977	—	3,943,300
Automobiles	27,329	3,989,331	—	4,016,660
Banks	8,018,735	2,965,679	—	10,984,414
Beverages	191,454	1,886,825	—	2,078,279
Biotechnology	2,857,069	—	—	2,857,069
Building Products	255,987	684,101	—	940,088
Capital Markets	3,190,711	—	—	3,190,711
Chemicals	4,205,291	5,586,533	—	9,791,824
Commercial Services & Supplies	16,997	9,804	—	26,801
Communications Equipment	116,688	71,571	—	188,259
Construction & Engineering	—	954,861	—	954,861
Construction Materials	7,048	197,830	—	204,878
Consumer Finance	67,379	—	—	67,379
Containers & Packaging	27,625	—	—	27,625
Distributors	—	65,430	—	65,430
Diversified Consumer Services	15,073	—	—	15,073
Diversified Financial Services	230,723	192,102	—	422,825
Diversified Telecommunication Services	1,702,297	2,829,977	—	4,532,274
Electric Utilities	3,051,079	1,507,588	—	4,558,667
Electrical Equipment	110,214	1,584,987	—	1,695,201
Electronic Equipment, Instruments & Components	44,922	1,765,826	—	1,810,748
Energy Equipment & Services	339,142	—	—	339,142
Entertainment	805,233	121,994	—	927,227
Equity Real Estate Investment Trusts	787,594	698,053	—	1,485,647
Food & Staples Retailing	191,684	229,943	—	421,627
Food Products	123,016	7,944,187	—	8,067,203
Gas Utilities	—	1,354,487	—	1,354,487
Health Care Equipment & Supplies	491,681	5,271,826	—	5,763,507
Health Care Providers & Services	9,740,463	3,468,623	—	13,209,086
Health Care Technology	—	340,248	—	340,248
Hotels, Restaurants & Leisure	2,250,768	1,895,032	—	4,145,800
Household Durables	—	300,112	—	300,112
Household Products	3,798,369	19,387	—	3,817,756
Independent Power and Renewable Electricity Producers	799,652	—	—	799,652
Industrial Conglomerates	26,669	339,604	—	366,273
Insurance	3,661,856	893,701	—	4,555,557
Interactive Media & Services	7,884,979	2,029,647	—	9,914,626
Internet & Direct Marketing Retail	4,384,047	81,384	—	4,465,431
IT Services	2,314,471	66,156	—	2,380,627
Life Sciences Tools & Services	197,881	—	—	197,881
Machinery	946,537	1,587,555	—	2,534,092
Media	9,846,324	1,131,800	—	10,978,124
Metals & Mining	1,193,586	715,494	—	1,909,080

33

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2018

Investment Securities:	Level 1	Level 2	Level 3		Total

Multiline Retail	$1,673,457	$—	$—		$1,673,457
Multi-Utilities	795,356	138,513	—		933,869
Oil, Gas & Consumable Fuels	15,687,447	6,296,919	—		21,984,366
Paper & Forest Products	5,444	2,752	206,782		214,978
Personal Products	567,421	69,631	—		637,052
Pharmaceuticals	8,426,990	3,214,878	—		11,641,868
Professional Services	—	11,033	—		11,033
Real Estate Management & Development	67,523	4,196,345	—		4,263,868
Road & Rail	172,976	2,180,405	—		2,353,381
Semiconductors & Semiconductor Equipment	1,535,605	958,634	—		2,494,239
Software	8,529,009	59,006	3,081,884		11,669,899
Specialty Retail	331,811	903,233	—		1,235,044
Technology Hardware, Storage & Peripherals	6,847,897	53,082	—		6,900,979
Textiles, Apparel & Luxury Goods	61,298	74,748	—		136,046
Thrifts & Mortgage Finance	—	1,199,360	—		1,199,360
Tobacco	3,283,107	1,067,028	—		4,350,135
Trading Companies & Distributors	—	1,550	—		1,550
Transportation Infrastructure	—	326,492	—		326,492
Wireless Telecommunication Services	46,014	3,996,815	—		4,042,829
Preferred Stocks
Banks	533,004	55,500	—		588,504
Chemicals	4,450	—	—		4,450
Consumer Finance	364,457	—	—		364,457
Health Care Providers & Services	—	—	352,616		352,616
Software	—	—	628,410		628,410
Technology Hardware, Storage & Peripherals	—	24,933	—		24,933
Convertible Preferred Stocks	—	1,335,100	—		1,335,100
Private Placements
Household Durables	—	—	—	#	—
Internet Software & Services	—	—	386,218		386,218
Convertible Bonds	—	698,215	—		698,215
Bank Loans	—	634,064	—		634,064
Corporate Bonds+	—	13,581,390	—		13,581,390
Foreign Bonds+	—	16,180,335	—		16,180,335
Yankee Dollars+
Paper & Forest Products	—	—	794,040		794,040
Other Yankee Dollars+	—	5,899,222	—		5,899,222
U.S. Treasury Obligations	—	103,437,943	—		103,437,943
Purchased Options	—	880,162	—		880,162
Purchased Swaptions	—	5,160	—		5,160
Exchange Traded Fund	4,745,465	—	—		4,745,465
Short-Term Securities Held as Collateral for Securities on Loan	—	11,159,870	—		11,159,870
Unaffiliated Investment Company	2,230,455	—	—		2,230,455

Total Investment Securities	$134,643,876	$239,470,632	$5,449,950		$379,564,458

Securities Sold Short	(128,815)	(658,602)	—		(787,417)
Other Financial Instruments:*
Futures Contracts	249,017	—	—		249,017
Contracts for Differences	174,516	—	—		174,516
Written Options	(14,165)	(2,618,815)	—		(2,632,980)
Written Swaptions	—	(104,357)	—		(104,357)
Forward Currency Contracts	—	(21,660)	—		(21,660)
Centrally Cleared Credit Default Swaps	—	(17,808)	—		(17,808)
Centrally Cleared Interest Rate Swaps	—	373,174	—		373,174
Over-the-Counter Total Return Swaps	—	159,512	—		159,512

Total Investments	$134,924,429	$236,582,076	$5,449,950		$376,956,455

+	For detailed industry descriptions, see the accompanying Consolidated Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2018.

*

Other Financial Instruments would include any derivative instruments, such as futures contracts, contracts for differences, written options, forward currency contracts and swaps. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment except futures contracts, contracts for differences and centrally cleared interest rate swaps which are presented at variation margin.

34

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2018

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL BlackRock Global Allocation Fund	$528,634,941	$546,865,108

For the year ended December 31, 2018, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL BlackRock Global Allocation Fund	$342,903,719	$321,830,248

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2018 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets

Domo, Inc., Class B	4/1/15	$1,218,214	9,632	$189,076	0.05%
Fieldwood Energy LLC	3/13/18	81,305	3,485	132,430	0.04%
Fieldwood Energy LLC	4/25/18	247,017	941	35,758	0.01%
Grand Rounds, Inc., Series C	3/31/15	399,608	143,925	352,616	0.10%
Inversiones Alsacia SA, 8.00%, 12/31/18, Callable	12/22/14	420,057	517,099	5,171	0.00%
Lookout, Inc.	3/4/15	63,364	5,547	111	0.00%
Lookout, Inc. Preferred Shares, Series F	9/19/14	389,996	63,925	386,107	0.10%
Palantir Technologies, Inc., Series I	3/27/14	712,042	116,157	628,409	0.16%
Quintis Pty, Ltd.	10/25/18	316,328	386,370	206,782	0.06%
Uber Technologies, Inc.	3/21/14	1,063,120	68,532	3,081,884	0.83%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Bank Loan Risk: There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

Commodities-Related Investment Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The U.S. Commodities Futures Trading Commission has proposed changes to certain of its rules governing investment in commodities by mutual funds, such as the Fund. In the event these changes are adopted, or if there are changes in the tax treatment of the Fund’s direct and indirect investments in commodities, the Fund may be unable to obtain exposure to commodity markets, or may be limited in the extent to which or manner in which it can obtain such exposure.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

35

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2018

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Security Quality Risk (also known as “High Yield Risk”): The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

Short Sale Risk: The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $378,314,343. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$23,531,223
Unrealized (depreciation)	(26,803,696)

Net unrealized appreciation/(depreciation)	$(3,272,473)

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL BlackRock Global Allocation Fund	$6,272,410	$12,200,782	$18,473,192

(a)	Total distributions paid may differ from the Consolidated Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL BlackRock Global Allocation Fund	$7,349,577	$—	$7,349,577

(a)	Total distributions paid may differ from the Consolidated Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL BlackRock Global Allocation Fund	$3,436,736	$11,943,618	$—	$(3,434,862)	$11,945,492

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on foreign currency gains or losses, wash sales, mark-to-market of passive foreign investment companies and straddles.

36

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2018

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL BlackRock Global Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of portfolio investments, of AZL BlackRock Global Allocation Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related consolidated statements of operations and consolidated changes in net assets, including the related notes, and the consolidated financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 27, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

38

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, 28.05% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2018, the Fund declared net short-term capital gain distributions of $3,907,742.

During the year ended December 31, 2018, the Fund declared net long-term capital gain distributions of $12,200,783.

39

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

40

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Agreements were approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the

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Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the one-year period ended June 30, 2018, eight Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2018, 10 Funds were in the top 40%, three were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2018, five Funds were in the top 40%, three were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, the AZL Russell 1000 Value Index Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund, respectively, on September 12, 2018, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers.

For the AZL Russell 1000 Value Index Fund, the Board understood that the peer groups utilized for performance ranking by Lipper include both active and passive funds. The Board also understood that an index fund’s performance generally should be judged based upon how closely the Fund’s performance matches the performance of the Fund’s benchmark index. The Board quarterly receives information regarding index attribution (performance versus benchmark index) for the AZL Russell 1000 Value Index Fund, and the Board found the performance of the Fund by that measure to be satisfactory. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 22 Funds reviewed by the Board in the fall of 2018, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 22 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); (2) for the AZL BlackRock Global Allocation Fund, the AZL Enhanced Bond Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, although the management fee ranked below the 65th percentile, the Manager proposed increasing the temporary management fee waiver by one basis point due to lower subadvisory fees negotiated by the Manager; and (4) for the AZL Russell 1000 Value Index Fund, the AZL Russell 1000 Growth Fund, and the AZL MetWest Total Return Bond Fund, the Manager recommended increasing a temporary management fee waiver by one basis point for the Russell Funds and by five basis points for the MetWest Fund. Increasing the temporary management fee waivers effectively decreases the management fee paid by a fund.

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The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2017, were approximately $17.4 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for four Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL® DFA Five-Year Global Fixed Income Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA Five-Year Global Fixed Income Fund (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA Five-Year Global Fixed Income Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® DFA Five-Year Global Fixed Income Fund (the “Fund”) returned 1.17%. That compared to a 2.12% total return for its benchmark, the FTSE World Government Bond Index, 1-5 Years, Currency-Hedged in USD Terms1.

Yield curves were upwardly sloped in many developed markets for the year, indicating positive expected term premiums. Many non-U.S. yield curves exhibited expected returns equal to or greater than those of the U.S. yield curve, when hedged against foreign currency exchange rates. Realized term premiums were negative in the U.S. however generally positive in non-U.S. developed markets for the year.

The Fund underperformed its benchmark for the period. The Fund’s underweight position in shorter-term securities of one– to three–years and its overweight exposure to three– to five–year securities detracted from performance. Longer-dated securities underperformed their shorter-dated counterparts. The Fund’s underweight position in Japanese yen-denominated bonds also detracted from performance compared to the benchmark, as those bonds outperformed the benchmark.*

The Fund’s average overweight position in Australian dollar-, euro-, and Swedish krona-denominated bonds in the four- to five-year maturity range boosted relative performance.*

The Fund hedged foreign currency exposure within bonds not denominated in U.S. dollars with currency forward contracts. Given that the benchmark index is also currency hedged, this strategy had little impact on relative performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® DFA Five-Year Global Fixed Income Fund (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to provide a market rate of return for a fixed income portfolio with low relative volatility of returns, and seeks to focus the eligible universe on securities with relatively less expected upward or downward movement in market value. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in fixed income securities that mature within five years from the date of settlement.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near future, which may increase the Fund’s exposure to risks related to rising rates.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

	1 Year	3 Year	Since Inception (4/27/15)
AZL® DFA Five-Year Global Fixed Income Fund	1.17%	1.34%	0.84%
FTSE World Government Bond Index, 1-5 Years, Currency-Hedged in USD Terms	2.12%	1.58%	1.36%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA Five-Year Global Fixed Income Fund	0.90%

The above expense ratio is based on the current Fund prospectus dated May 1, 2018. The Manager voluntarily reduced the management fee to 0.50% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.95% through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the FTSE World Government Bond Index, 1-5 Years, Currency-Hedged in USD Terms, an unmanaged index that is designed to measure the performance of fixed-rate; local currency, investment-grade sovereign bonds, and currently comprises sovereign debt from over 20 countries. This index follows the same inclusion criteria and methodology as the FTSE (Non-USD) World Government Bond Index, which is a market capitalization-weighted index that tracks 10 government bond indexes, excluding the U.S. (“WGBI”), but only includes the securities from the WGBI with a weighted average life of greater than or equal to 1 and less than 5 years. The index does not reflect the deduction of fees associated with a mutual fund, such as investment fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA Five-Year Global Fixed Income Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA Five-Year Global Fixed Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL DFA Five-Year Global Fixed Income Fund	$1,000.00	$1,012.70	$4.06	0.80%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL DFA Five-Year Global Fixed Income Fund	$1,000.00	$1,021.17	$4.08	0.80%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Foreign Bonds	70.5%

Corporate Bonds	16.5

Yankee Dollars	10.4

Money Markets	1.7

Short-Term Securities Held as Collateral for Securities on Loan	1.5

Total Investment Securities	100.6

Net other assets (liabilities)	(0.6)

Net Assets	100.0%

3

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds (16.5%):
Beverages (1.8%):
$210,000	Coca-Cola Co. (The), 2.20%, 5/25/22	$204,113
1,200,000	Coca-Cola Co. (The), 1.13%, 9/22/22	1,417,767
5,800,000	Coca-Cola Co. (The), 0.75%, 3/9/23, Callable 12/9/22 @ 100	6,728,893

		8,350,773

Communications Equipment (0.6%):
1,000,000	Cisco Systems, Inc., 2.20%, 2/28/21	986,749
2,000,000	Cisco Systems, Inc., 1.85%, 9/20/21, Callable 8/20/21 @ 100	1,944,717

		2,931,466

Consumer Finance (2.6%):
11,435,000	Toyota Motor Credit Corp., 2.60%, 1/11/22	11,252,996
200,000	Toyota Motor Credit Corp., 0.75%, 7/21/22	232,496
257,000	Toyota Motor Credit Corp., 2.38%, 2/1/23	317,274

		11,802,766

Diversified Financial Services (0.3%):
1,610,000	Berkshire Hathaway, Inc., 2.20%, 3/15/21, Callable 2/15/21 @ 100	1,588,884

Household Products (2.0%):
2,000,000	Procter & Gamble Co. (The), 1.70%, 11/3/21	1,948,778
1,474,000	Procter & Gamble Co. (The), 2.15%, 8/11/22	1,431,758
4,700,000	Procter & Gamble Co. (The), 2.00%, 8/16/22	5,729,928

		9,110,464

Industrial Conglomerates (0.5%):
1,850,000	3M Co., 0.38%, 2/15/22, Callable 11/15/21 @ 100	2,129,491
200,000	3M Co., 0.95%, 5/15/23	234,755

		2,364,246

IT Services (0.7%):
3,217,000	IBM Corp., 2.50%, 1/27/22	3,132,138

Oil, Gas & Consumable Fuels (1.5%):
600,000	Chevron Corp., 2.10%, 5/16/21, Callable 4/15/21 @ 100^	588,418
6,000,000	Chevron Corp., 2.50%, 3/3/22, Callable 2/3/22 @ 100	5,884,234
350,000	Exxon Mobil Corp., 2.40%, 3/6/22, Callable 1/6/22 @ 100^	343,483

		6,816,135

Pharmaceuticals (2.1%):
100,000	Johnson & Johnson, 0.25%, 1/20/22, Callable 12/20/21 @ 100	114,819
2,000,000	Merck & Co., Inc., 2.35%, 2/10/22	1,961,228
3,000,000	Pfizer, Inc., 1.95%, 6/3/21	2,941,851
4,021,000	Pfizer, Inc., 0.25%, 3/6/22, Callable 2/6/22 @ 100	4,611,564

		9,629,462

Software (3.9%):
4,551,000	Microsoft Corp., 2.40%, 2/6/22, Callable 1/6/22 @ 100^	4,498,566
1,500,000	Microsoft Corp., 2.38%, 2/12/22, Callable 1/12/22 @ 100	1,481,826

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Software, continued
$10,307,000	Oracle Corp., 1.90%, 9/15/21, Callable 8/15/21 @ 100	$9,999,928
1,833,000	Oracle Corp., 2.50%, 5/15/22, Callable 3/15/22 @ 100	1,793,650

		17,773,970

Technology Hardware, Storage & Peripherals (0.5%):
2,000,000	Apple, Inc., 1.00%, 11/10/22	2,367,942

Total Corporate Bonds (Cost $78,232,217)		75,868,246

Foreign Bonds (70.5%):
Banks (15.2%):
3,000,000	Bank of Montreal, 1.88%, 3/31/21+	2,158,725
1,000,000	Commonwealth Bank of Australia, Series E, 0.50%, 7/11/22+	1,147,536
2,389,000	Cooperatieve Rabobank UA, Series E, 4.75%, 6/6/22+	3,151,451
2,093,000	Cooperatieve Rabobank UA, 0.50%, 12/6/22+	2,417,463
4,350,000	Dexia Credit Local SA, 0.25%, 6/2/22+	5,017,607
1,500,000	Dexia Credit Local SA, Series E, 1.13%, 6/15/22+	1,884,353
5,200,000	Dexia Credit Local SA, 0.25%, 6/1/23, MTN+	5,965,140
650,000	International Bank for Reconstruction & Development, 1.00%, 12/19/22+	821,567
6,123,000	Kreditanstalt fuer Wiederaufbau, 2.13%, 8/15/23+	7,725,973
475,000	Land Nordrhein-Westfalen, 0.13%, 3/16/23+	547,905
1,000,000	Land Nordrhein-Westfalen, 0.20%, 4/17/23+	1,156,469
3,000,000	National Australia Bank, Ltd., Series G, 0.88%, 1/20/22+	3,482,920
500,000	National Australia Bank, Ltd., 0.35%, 9/7/22+	568,687
1,900,000	Nordea Bank AB, Series E, 3.25%, 7/5/22+	2,392,373
1,164,000	Oesterreichische Kontrollbank AG, Series E, 0.75%, 3/7/22+	1,459,272
7,700,000	Royal Bank of Canada, Series DPNT, 1.97%, 3/2/22+	5,496,728
1,190,000	Skandinaviska Enskilda Banken AB, 1.25%, 8/5/22+	1,489,136
2,700,000	State of North Rhine-Westphalia Germany, 0.05%, 12/5/22+	3,102,611
3,167,000	State of North Rhine-Westphalia Germany, 0.38%, 2/16/23+	3,690,284
2,318,000	Svenska Handelsbanken AB, Series E, 0.25%, 2/28/22+	2,648,882
1,000,000	Svenska Handelsbanken AB, 2.63%, 8/23/22+	1,237,353
1,100,000	Svenska Handelsbanken AB, 1.13%, 12/14/22+	1,291,737
5,000,000	Toronto-Dominion Bank (The), Series DPNT, 2.62%, 12/22/21+	3,651,465
10,300,000	Toronto-Dominion Bank (The), Series DPNT, 1.99%, 3/23/22+	7,369,066
300,000	Westpac Banking Corp., Series E, 0.25%, 1/17/22+	341,731

		70,216,434

Capital Markets (1.2%):
3,000,000	Canada Housing Trust, 2.40%, 12/15/22+(a)	2,212,066
3,000,000	Canada Housing Trust No 1, 1.75%, 6/15/22+(a)	2,166,681
400,000	FMS Wertmanagement, 1.00%, 9/7/22+	504,832
300,000	FMS Wertmanagement, 1.13%, 9/7/23+	377,892

		5,261,471

See accompanying notes to the financial statements.

4

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds, continued
Consumer Finance (0.4%):
$1,000,000	Toyota Credit Canada, Inc., 2.20%, 2/25/21+	$723,883
1,500,000	Toyota Credit Canada, Inc., 2.02%, 2/28/22+	1,068,780

		1,792,663

Diversified Financial Services (27.5%):
1,000,000	Agence Francaise de Developpement, 0.13%, 4/30/22+	1,151,150
1,500,000	Agence Francaise de Developpement, 0.50%, 10/25/22+	1,746,657
5,700,000	ASB Finance, Ltd., Series E, 0.50%, 6/10/22+	6,500,557
11,248,000	Asian Development Bank, 0.20%, 5/25/23+	13,029,440
400,000	Bank Nederlandse Gemeenten NV, Series E, 1.00%, 3/15/22+	504,796
1,600,000	Bank Nederlandse Gemeenten NV, 0.25%, 2/22/23+	1,855,905
6,334,000	BNG Bank NV, 0.05%, 7/11/23, MTN+	7,262,241
700,000	Caisse d’Amortissement de la Dette Sociale, 0.13%, 11/25/22+	808,170
5,600,000	Caisse d’Amortissement de la Dette Sociale, 0.13%, 10/25/23, MTN+	6,418,158
403,000	Council Of Europe Development Bank, 0.38%, 10/27/22+	470,838
750,000	Council Of Europe Development Bank, 0.13%, 5/25/23, MTN+	865,983
12,300,000	European Financial Stability Facility, 0.13%, 10/17/23, MTN+	14,126,844
400,000	European Investment Bank, 2.50%, 10/31/22+	532,697
2,000,000	European Investment Bank, 2.38%, 1/18/23+	1,471,417
257,000	European Investment Bank, 1.63%, 3/15/23+	315,352
143,000	European Investment Bank, 0.00%, 10/16/23+	163,873
11,145,000	European Stability Mechanism, 0.10%, 7/31/23+	12,819,782
400,000	Kommunalbanken AS, 1.13%, 11/30/22+	507,228
846,000	Kommunekredit, 0.13%, 8/28/23, MTN+	971,405
97,000,000	Kommuninvest I Sverige AB, 0.25%, 6/1/22+	10,942,874
24,000,000	Kommuninvest I Sverige AB, 0.75%, 2/22/23+	2,740,440
4,253,000	Kreditanstalt fuer Wiederaufbau, 0.00%, 9/15/23+	4,881,242
200,000	Landeskreditbank Baden-Wuerttemberg Foerderbank, Series E, 0.88%, 3/7/22+	251,569
5,250,000	Landwirtschaftliche Rentenbank, 0.05%, 6/12/23, MTN+	6,036,017
1,466,000	Municipality Finance plc, 1.25%, 12/7/22+	1,863,639
100,000	Nederlandse Waterschapsbank NV, 0.50%, 1/19/23+	117,096
3,091,000	Nederlandse Waterschapsbank NV, 0.13%, 9/25/23, MTN+	3,550,307
500,000	Nestle Finance International, Ltd., 1.75%, 9/12/22+	606,810
1,787,000	NRW Bank, 0.08%, 11/11/22+	2,053,440
4,500,000	NRW Bank, 0.13%, 3/10/23+	5,192,133
5,850,000	NRW Bank, 0.13%, 7/7/23+	6,731,746
4,680,000	OP Corporate Bank plc, Series E, 0.75%, 3/3/22+	5,431,059
450,000	OP Corporate Bank plc, 0.38%, 10/11/22+	514,316
700,000	Roche Finance Europe BV, 0.50%, 2/27/23, Callable 11/27/22 @ 100+	814,732

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds, continued
Diversified Financial Services, continued
$500,000	Temasek Financial I, Ltd., Series E, 0.50%, 3/1/22+	$579,112
800,000	Temasek Financial I, Ltd., Series G, 4.63%, 7/26/22+	1,130,773
600,000	Total Capital Canada, Ltd., Series E, 1.13%, 3/18/22+	707,172
900,000	Total Capital International SA, 0.25%, 7/12/23+	1,022,875

		126,689,845

Insurance (0.8%):
600,000	UNEDIC ASSEO, 0.13%, 5/25/22+	691,602
2,600,000	UNEDIC ASSEO, 0.88%, 10/25/22+	3,079,912

		3,771,514

Oil, Gas & Consumable Fuels (1.0%):
1,800,000	Shell International Finance BV, Series E, 1.25%, 3/15/22+	2,128,220
900,000	Shell International Finance BV, Series E, 1.00%, 4/6/22+	1,055,452
1,300,000	Statoil ASA, 0.88%, 2/17/23, Callable 11/17/22 @ 100+	1,518,902

		4,702,574

Pharmaceuticals (2.9%):
2,000,000	Novartis Finance SA, 0.50%, 8/14/23, Callable 5/14/23 @ 100+	2,316,120
1,100,000	Sanofi, 0.25%, 9/13/22, Callable 6/13/22 @ 100+	1,250,830
8,300,000	Sanofi, 0.50%, 3/21/23, Callable 12/21/22 @ 100+	9,599,308

		13,166,258

Road & Rail (0.2%):
667,000	Transport For London, 2.25%, 8/9/22, MTN+	869,362

Sovereign Bond (21.3%):
61,000,000	Denmark Government Bond, 1.50%, 11/15/23+	10,158,459
6,800,000	Finland Government Bond, 0.00%, 9/15/23+(a)	7,846,903
2,054,000	French Republic Government Bond OAT, 0.00%, 3/25/23+	2,367,160
4,100,000	French Republic Government Bond OAT, 1.75%, 5/25/23+	5,091,077
3,250,000	Kingdom of Belgium Government Bond, 2.25%, 6/22/23+	4,124,456
550,000	Netherlands Government Bond, 1.75%, 7/15/23+(a)	688,740
92,000,000	Norwegian Government Bond, 2.00%, 5/24/23+(a)	10,928,713
8,000,000	Province of Alberta, 1.35%, 9/1/21+	5,728,586
2,000,000	Province of Alberta, 2.55%, 12/15/22+	1,471,883
4,000,000	Province of British Columbia, 3.25%, 12/18/21+	3,016,967
4,000,000	Province of British Columbia, 2.70%, 12/18/22+	2,972,190
6,700,000	Province of Ontario, 3.15%, 6/2/22+	5,037,369
6,000,000	Province of Quebec, 4.25%, 12/1/21+	4,645,934
950,000	Province of Quebec, 0.88%, 5/24/22+	1,189,321
8,900,000	Province of Quebec, 3.50%, 12/1/22+	6,796,274
11,300,000	Republic of Austria Government Bond, 0.00%, 7/15/23+(a)	13,050,063
48,000,000	Sweden Government Bond, 1.50%, 11/13/23+(a)	5,821,048
61,500,000	Swedish Government Bond, 3.50%, 6/1/22+	7,823,700

		98,758,843

Total Foreign Bonds (Cost $334,827,364)		325,228,964

See accompanying notes to the financial statements.

5

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars (10.4%):
Banks (6.7%):
$667,000	Australia & New Zealand Banking Group, Ltd., 2.63%, 11/9/22	$647,735
1,000,000	Bank of Nova Scotia, 2.70%, 3/7/22	978,179
2,625,000	Commonwealth Bank of Australia, 2.75%, 3/10/22(a)	2,575,581
1,000,000	Cooperatieve Rabobank UA, 3.88%, 2/8/22	1,011,050
5,500,000	National Australia Bank, Ltd., 2.80%, 1/10/22	5,391,365
2,587,000	National Australia Bank, Ltd., Series G, 2.50%, 5/22/22	2,510,870
8,031,000	Royal Bank of Canada, Series G, 2.75%, 2/1/22^	7,902,515
3,000,000	Toronto-Dominion Bank (The), 1.80%, 7/13/21	2,903,069
1,000,000	Westpac Banking Corp., 2.00%, 8/19/21^	968,054
4,000,000	Westpac Banking Corp., 2.80%, 1/11/22	3,925,281
1,976,000	Westpac Banking Corp., 2.50%, 6/28/22	1,915,234

		30,728,933

Diversified Financial Services (0.9%):
4,129,000	Total Capital International SA, 2.88%, 2/17/22	4,079,914

Oil, Gas & Consumable Fuels (2.5%):
1,135,000	Equinor ASA, 3.15%, 1/23/22	1,131,978

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Oil, Gas & Consumable Fuels, continued
$10,000,000	Shell International Finance BV, 1.75%, 9/12/21	$9,663,139
1,000,000	Shell International Finance BV, 2.38%, 8/21/22^	974,911

		11,770,028

Sovereign Bond (0.3%):
1,500,000	Province of Manitoba, 2.13%, 5/4/22	1,464,750

Total Yankee Dollars (Cost $49,042,813)		48,043,625

Unaffiliated Investment Company (1.7%):
7,831,003	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 2.20%(b)	7,831,003

Total Unaffiliated Investment Company (Cost $7,831,003)		7,831,003

Short-Term Securities Held as Collateral for Securities on Loan (1.5%)
Miscellaneous Investments (1.5%)
6,813,212	Short-Term Investments(c)	6,813,212

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $6,813,212)		6,813,212

Total Investment Securities (Cost $476,746,609) — 100.6%(d)		463,785,050
Net other assets (liabilities) — (0.6)%		(2,890,779)

Net Assets — 100.0%		$460,894,271

Percentages indicated are based on net assets as of December 31, 2018.

MTN—Medium Term Note

^	This security or a partial position of this security was on loan as of December 31, 2018. The total value of securities on loan as of December 31, 2018, was $6,574,173.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	The rate represents the effective yield at December 31, 2018.

(c)

Represents various short-term investments purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2018: (Unaudited)

Country	Percentage

Australia	5.1%
Austria	3.1%
Belgium	0.9%
Canada	15.0%
Denmark	2.4%
Finland	3.4%
France	10.7%
Germany	9.1%
Luxembourg	3.7%
Netherlands	7.6%
New Zealand	1.4%
Norway	3.0%
Singapore	0.4%
SNAT	6.6%
Sweden	7.8%
United Kingdom	0.2%
United States	19.6%

100.0%

See accompanying notes to the financial statements.

6

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2018

Forward Currency Contracts

At December 31, 2018, the Fund’s open forward currency contracts were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)

U.S. Dollar	2,012,679	Danish Krone	13,040,769	State Street	1/15/19	$8,021
U.S. Dollar	13,893,822	British Pound	10,550,640	Citigroup	1/16/19	437,051
U.S. Dollar	11,067,541	Norwegian Krone	95,533,526	State Street	1/18/19	869
U.S. Dollar	77,309,059	European Euro	67,317,781	State Street	1/22/19	41,495
U.S. Dollar	78,454,930	European Euro	68,311,957	State Street	1/23/19	39,386
Swedish Krona	66,202	U.S. Dollar	7,366	Bank of America	1/24/19	124
Swedish Krona	621,691	U.S. Dollar	69,009	Bank of America	1/24/19	1,325
European Euro	2,028,902	U.S. Dollar	2,325,773	Bank of America	1/24/19	3,415
Swedish Krona	9,007,880	U.S. Dollar	993,520	Bank of America	1/24/19	25,586
Swedish Krona	944,442	U.S. Dollar	105,127	Barclays Bank	1/24/19	1,722
Swedish Krona	266,154	U.S. Dollar	29,593	Citigroup	1/24/19	518
European Euro	120,282	U.S. Dollar	137,574	Citigroup	1/24/19	510
European Euro	37,151	U.S. Dollar	42,471	Citigroup	1/24/19	179
Swedish Krona	264,050	U.S. Dollar	29,501	State Street	1/24/19	373
U.S. Dollar	57,856,249	Canadian Dollar	75,940,544	Barclays Bank	1/25/19	2,181,016
U.S. Dollar	566,026	Canadian Dollar	768,641	State Street	1/25/19	2,503

						$2,744,093

U.S. Dollar	23,716	Swedish Krona	212,633	State Street	1/3/19	$(295)
U.S. Dollar	1,985,947	Danish Krone	13,057,241	Citigroup	1/15/19	(21,243)
U.S. Dollar	4,976,373	Danish Krone	32,596,950	State Street	1/15/19	(34,507)
U.S. Dollar	1,163,935	Danish Krone	7,611,848	State Street	1/15/19	(6,176)
U.S. Dollar	106,107	European Euro	93,079	Bank of America	1/22/19	(729)
U.S. Dollar	1,218,609	Swedish Krona	10,974,716	Barclays Bank	1/24/19	(23,014)
U.S. Dollar	79,672,762	European Euro	69,412,540	Barclays Bank	1/24/19	(13,118)
U.S. Dollar	27,058,605	Swedish Krona	244,147,522	Citigroup	1/24/19	(562,988)
U.S. Dollar	290,312	European Euro	255,660	State Street	1/24/19	(3,187)
European Euro	699,115	U.S. Dollar	803,962	State Street	1/24/19	(1,375)

						$(666,632)

Total Net Forward Currency Contracts						$2,077,461

Balances Reported in the Statement of Assets and Liabilities for Forward Currency Contracts

	Unrealized Appreciation	Unrealized Depreciation
Forward currency contracts	$2,744,093	$(666,632)

See accompanying notes to the financial statements.

7

AZL DFA Five-Year Global Fixed Income Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investment securities, at cost	$476,746,609

Investment securities, at value(a)	$463,785,050
Interest and dividends receivable	2,157,791
Foreign currency, at value (cost $3,414)	3,463
Unrealized appreciation on forward currency contracts	2,744,093
Receivable for capital shares issued	117,269
Receivable for investments sold	381,648
Prepaid expenses	5,582

Total Assets	469,194,896

Liabilities:
Unrealized depreciation on forward currency contracts	666,632
Payable for investments purchased	364,623
Payable for capital shares redeemed	137,783
Payable for collateral received on loaned securities	6,813,212
Manager fees payable	197,936
Administration fees payable	5,952
Distribution fees payable	98,967
Custodian fees payable	3,744
Administrative and compliance services fees payable	1,276
Transfer agent fees payable	361
Trustee fees payable	489
Other accrued liabilities	9,650

Total Liabilities	8,300,625

Net Assets	$460,894,271

Net Assets Consist of:
Paid in capital	$458,605,170
Total distributable earnings	2,289,101

Net Assets	$460,894,271

Shares of beneficial interest (unlimited number of shares authorized, no par value)	45,828,879
Net Asset Value (offering and redemption price per share)	$10.06

(a)	Includes securities on loan of $6,574,173.

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Interest	$6,097,963
Dividends	54,604
Income from securities lending	46,295

Total Investment Income	6,198,862

Expenses:
Manager fees	2,955,130
Administration fees	144,714
Distribution fees	1,231,298
Custodian fees	54,109
Administrative and compliance services fees	7,762
Transfer agent fees	5,429
Trustee fees	24,250
Professional fees	23,143
Shareholder reports	5,871
Other expenses	9,355

Total expenses before reductions	4,461,061
Less expenses voluntarily waived/reimbursed by the Manager	(492,516)

Net expenses	3,968,545

Net Investment Income/(Loss)	2,230,317

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	(12,440,288)
Net realized gains/(losses) on forward currency contracts	24,959,758
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(14,142,414)
Change in net unrealized appreciation/depreciation on forward currency contracts	4,598,290

Net realized and Change in net unrealized gains/losses on investments	2,975,346

Change in Net Assets Resulting From Operations	$5,205,663

See accompanying notes to the financial statements.

8

AZL DFA Five-Year Global Fixed Income Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$2,230,317	$5,533,775
Net realized gains/(losses) on investments	12,519,470	(1,500,815)
Change in unrealized appreciation/depreciation on investments	(9,544,124)	3,547,619

Change in net assets resulting from operations	5,205,663	7,580,579

Distributions to Shareholders:(a)
Distributions	(2,736,651)	(5,705,989)

Change in net assets resulting from distributions to shareholders	(2,736,651)	(5,705,989)

Capital Transactions:
Proceeds from shares issued	23,263,345	25,078,366
Proceeds from dividends reinvested	2,736,651	5,705,989
Value of shares redeemed	(73,662,691)	(9,400,860)

Change in net assets resulting from capital transactions	(47,662,695)	21,383,495

Change in net assets	(45,193,683)	23,258,085
Net Assets:(a)
Beginning of period	506,087,954	482,829,869

End of period	$460,894,271	$506,087,954

Share Transactions:
Shares issued	2,334,447	2,500,042
Dividends reinvested	275,594	568,326
Shares redeemed	(7,385,373)	(926,898)

Change in shares	(4,775,332)	2,141,470

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in Notes to the Financial Statements.

See accompanying notes to the financial statements.

9

AZL DFA Five-Year Global Fixed Income Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,			April 27, 2015 to December 31, 2015(a)
	2018	2017	2016

Net Asset Value, Beginning of Period	$10.00	$9.96	$9.91	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.06	0.11	0.11	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	0.06	0.05	0.02	(0.15)

Total from Investment Activities	0.12	0.16	0.13	(0.09)

Distributions to Shareholders From:
Net Investment Income	(0.06)	(0.12)	(0.08)	—

Total Dividends	(0.06)	(0.12)	(0.08)	—

Net Asset Value, End of Period	$10.06	$10.00	$9.96	$9.91

Total Return(b)	1.17%	1.57%	1.28%	(0.90	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$460,894	$506,088	$482,830	$517,049
Net Investment Income/(Loss)(d)	0.45%	1.11%	1.01%	0.90%
Expenses Before Reductions(d)(e)	0.91%	0.90%	0.90%	0.91%
Expenses Net of Reductions(d)	0.81%	0.80%	0.80%	0.81%
Portfolio Turnover Rate	69%	83%	52%	127	%(c)

(a)	For the period April 27, 2015 (commencement of share class) to December 31, 2015.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

10

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 22 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA Five-Year Global Fixed Income Fund (the “Fund”), and 21 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

11

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2018

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2018 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested in short-term investments that have a remaining maturity of 397 days or less, similar to investments held in compliance with Rule 2a-7 under the 1940 Act. Included in short-term investments may be investments in overnight repurchase agreements that are collateralized at 102% with securities issued by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government, or other approved issuers. The securities purchased with cash collateral received are reflected in the Fund’s Schedule of Portfolio Investments under Short-Term Securities Held as Collateral for Securities on Loan. Short-term securities held as collateral for securities on loan are valued at amortized cost which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security. These are typically categorized as Level 2 in the fair value hierarchy, as defined in Note 4. Income earned on these investments is included in “Income from securities lending” on the Statement of Operations.

The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $4,554 during the year ended December 31, 2018. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $6,788,059 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2018. At December 31, 2018, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2018, the Fund entered into forward currency contracts in connections with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. For the year ended December 31, 2018, the monthly average notional amount for long contracts was $4.9 million and the monthly average notional amount for short contracts was $329.9 million. Realized gains and losses are reported as “Net realized gains/(losses) on forward currency contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Foreign Exchange Risk

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	$2,744,093	Unrealized depreciation on forward currency contracts	$666,632

12

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2018

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Foreign Exchange Risk

Forward Currency Contracts	Net realized gains/(losses) on forward currency contracts/ Change in net unrealized appreciation/depreciation on forward currency contracts	$24,959,758	$4,598,290

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2018. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018.

As of December 31, 2018, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward currency contracts	$2,744,093	$666,632

Total derivative assets and liabilities in the Statement of Assets and Liabilities	2,744,093	666,632
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	—

Total assets and liabilities subject to a MNA	$2,744,093	$666,632

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of December 31, 2018:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets

Bank of America	$30,450	$(729)	$—	$—	$29,721
Barclays Bank	2,182,738	(36,132)	—	—	2,146,606
Citigroup	438,258	(438,258)	—	—	—
State Street	92,647	(45,540)	—	—	47,107

Total	$2,744,093	$(520,659)	$—	$—	$2,223,434

The following table presents the Fund’s derivative liabilitites by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2018:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities

Bank of America	$729	$(729)	$—	$—	$—
Barclays Bank	36,132	(36,132)	—	—	—
Citigroup	584,231	(438,258)	—	—	145,973
State Street	45,540	(45,540)	—	—	—

Total	$666,632	$(520,659)	$—	$—	$145,973

*

The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management does not believe that adoption of ASU 2017-08 will materially impact the Fund’s financial statements.

In August 2018, FASB issued ASU No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

13

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2018

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017

Distributions to Shareholders:
From net investment income	$(5,705,989)
From net realized gains	—

Change in net assets resulting from distributions to shareholders	$(5,705,989)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2020.

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL DFA Five-Year Global Fixed Income Fund	0.60%	0.95%

*	The Manager voluntarily reduced the management fee to 0.50% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $3,915 was paid from the Fund relating to these fees and expenses.

14

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2018

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Forward currency contracts are generally valued at the forward foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2018, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Corporate Bonds+	$—	$75,868,246	$75,868,246
Foreign Bonds+	—	325,228,964	325,228,964
Yankee Dollars+	—	48,043,625	48,043,625
Short-Term Securities Held as Collateral for Securities on Loan	—	6,813,212	6,813,212
Unaffiliated Investment Company	7,831,003	—	7,831,003

Total Investment Securities	7,831,003	455,954,047	463,785,050

Other Financial Instruments:*
Forward Currency Contracts	—	2,077,461	2,077,461

Total Investments	$7,831,003	$458,031,508	$465,862,511

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*

Other Financial Instruments would include any derivative instruments, such as forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

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AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2018

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL DFA Five-Year Global Fixed Income Fund	$332,127,846	$357,243,013

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $476,761,010. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$777,159
Unrealized (depreciation)	(13,753,119)

Net unrealized appreciation/(depreciation)	$(12,975,960)

As of the end of its tax year ended December 31, 2018, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL DFA Five-Year Global Fixed Income Fund	$3,152,801	$5,411,193	$8,563,994

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA Five-Year Global Fixed Income Fund	$2,736,651	$—	$2,736,651

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

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AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2018

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA Five-Year Global Fixed Income Fund	$5,705,989	$—	$5,705,989

(a) Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL DFA Five-Year Global Fixed Income Fund	$24,282,525	$—	$(8,563,995)	$(13,046,252)	$2,672,278

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on foreign currency gains or losses, wash sales and straddles.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had an individual shareholder account which are affiliated with the Manager representing ownership of 90% of the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL DFA Five-Year Global Fixed Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL DFA Five-Year Global Fixed Income Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Agreements were approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the

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Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the one-year period ended June 30, 2018, eight Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2018, 10 Funds were in the top 40%, three were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2018, five Funds were in the top 40%, three were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, the AZL Russell 1000 Value Index Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund, respectively, on September 12, 2018, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers.

For the AZL Russell 1000 Value Index Fund, the Board understood that the peer groups utilized for performance ranking by Lipper include both active and passive funds. The Board also understood that an index fund’s performance generally should be judged based upon how closely the Fund’s performance matches the performance of the Fund’s benchmark index. The Board quarterly receives information regarding index attribution (performance versus benchmark index) for the AZL Russell 1000 Value Index Fund, and the Board found the performance of the Fund by that measure to be satisfactory. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 22 Funds reviewed by the Board in the fall of 2018, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 22 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); (2) for the AZL BlackRock Global Allocation Fund, the AZL Enhanced Bond Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, although the management fee ranked below the 65th percentile, the Manager proposed increasing the temporary management fee waiver by one basis point due to lower subadvisory fees negotiated by the Manager; and (4) for the AZL Russell 1000 Value Index Fund, the AZL Russell 1000 Growth Fund, and the AZL MetWest Total Return Bond Fund, the Manager recommended increasing a temporary management fee waiver by one basis point for the Russell Funds and by five basis points for the MetWest Fund. Increasing the temporary management fee waivers effectively decreases the management fee paid by a fund.

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The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2017, were approximately $17.4 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for four Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

22

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

23

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

24

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL® DFA International Core Equity Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA International Core Equity Fund (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA International Core Equity Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® DFA International Core Equity Fund (the “Fund”) returned -17.65%. That compared to a -13.36% and -13.64% total return for its benchmarks, the MSCI EAFE Index1 and the MSCI World Ex-USA Index1 respectively, each gross of withholding taxes.

Developed foreign market equities posted negative returns for the 12-month period. They trailed U.S. equities but outperformed their emerging markets counterparts. Most developed market currencies (particularly the Australian and Canadian dollars) depreciated relative to the U.S. dollar, which negatively impacted returns in dollar-denominated terms.

Within the developed ex-U.S. equity universe, large-cap stocks outperformed small-cap stocks, while growth stocks outperformed their value counterparts. Meanwhile, high-profitability stocks outperformed lower-profitability names across all market cap sizes.

The Fund underperformed both of its reference benchmarks for the 12-month period. A bias toward small-cap stocks was a main driver of this relative underperformance, in an environment where small-cap stocks underperformed. An emphasis on value stocks also detracted from performance relative to both benchmarks, given that value-oriented companies generally underperformed growth-oriented stocks for the year.*

Conversely, the Fund benefited from its tilt toward stocks with higher profitability, as these outperformed their lower-profitability counterparts.*

At the country level, the Fund’s inclusion of—and emphasis on—small-cap stocks had a particularly negative impact on relative performance in Japan, as Japanese smaller caps underperformed for the year.*

At the sector level, the Fund’s lesser emphasis on healthcare negatively affected relative performance, as healthcare stocks were among the best performers for the year. Note, sector allocations are driven by the Fund’s greater emphases on small-cap, value, and higher- profitability stocks.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

AZL® DFA International Core Equity Fund (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

			Since
	1	3	Inception
	Year	Year	(4/27/15)
AZL® DFA International Core Equity Fund	-17.65%	2.32%	-0.90%
MSCI EAFE Index (gross of withholding taxes)	-13.36%	3.38%	-0.23%
MSCI EAFE Index (net of withholding taxes)	-13.79%	2.87%	-0.69%
MSCI World Ex-USA Index (gross of withholding taxes)	-13.64%	3.64%	-0.41%
MSCI World Ex-USA Index (net of withholding taxes)	-14.09%	3.11%	-0.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA International Core Equity Fund	1.41%

The above expense ratio is based on the current Fund prospectus dated May 1, 2018. The Manager voluntarily reduced the management fee to 0.75% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.39% through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index and the Morgan Stanley Capital International World Ex-USA (“MSCI World Ex-USA”) Index. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI World Ex-USA Index captures a large- and mid-capitalization representation across 22 of 23 developed markets countries, excluding the United States. The Indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

AZL DFA International Core Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA International Core Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL DFA International Core Equity Fund	$1,000.00	$848.70	$5.45	1.17%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL DFA International Core Equity Fund	$1,000.00	$1,019.31	$5.96	1.17%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Industrials	18.1%

Financials	17.7

Consumer Discretionary	14.1

Materials	11.7

Consumer Staples	7.3

Energy	6.9

Communication Services	6.0

Information Technology	5.9

Health Care	5.7

Utilities	3.1

Real Estate	2.8

Total Common Stocks and Preferred Stocks	99.3

Warrants	—	^

Rights	—	^

Short-Term Securities Held as Collateral for Securities on Loan	0.5

Money Markets	0.2

Total Investment Securities	100.0

Net other assets (liabilities)	—	^

Net Assets	100.0%

^	Represents less than 0.05%.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks (98.9%):
Aerospace & Defense (1.1%):
15,989	Austal, Ltd.	$21,899
982	Avon Rubber plc	15,626
44,779	BAE Systems plc	261,314
5,900	Bombardier, Inc., Class B*	8,774
6,187	CAE, Inc.	113,724
3,081	Chemring Group plc	6,323
119,811	Cobham plc*	148,708
15	Dassault Aviation SA	20,768
504	Elbit Systems, Ltd.	57,982
3,429	European Aeronautic Defence & Space Co. NV	327,908
1,280	Facc AG	19,491
9,452	Finmeccanica SpA	83,187
2,535	Heroux-Devtek, Inc.*	24,013
1,132	LiSi	26,562
539	Maxar Technologies, Ltd.	6,440
41,242	Meggitt plc	246,681
2,059	MTU Aero Engines AG	373,928
560	Ohb Se	19,796
25,592	QinetiQ Group plc	93,541
25,323	Rolls-Royce Holdings plc	266,446
1,420	Saab AB	49,438
1,661	Safran SA	199,525
20,156	Senior plc	48,521
17,700	Singapore Technologies Engineering, Ltd.	45,151
3,432	Ste Industrielle d’Aviation Latecoere SA*	10,949
1,426	Thales SA	165,859
4,950	Ultra Electronics Holdings plc	81,729

		2,744,283

Air Freight & Logistics (0.4%):
16,282	Bollore, Inc.	65,038
6,117	BPOST SA	55,933
2,399	Compania de Distribucion Integral Logista Holdings SA	59,955
6,355	CTT-Correios de Portugal SA	21,403
8,162	Deutsche Post AG	223,518
5,804	Freightways, Ltd.	28,647
73	Id Logistics Group*	9,617
37,500	Kerry Network, Ltd.	55,501
2,300	Kintetsu World Express, Inc.	33,635
1,800	Konoike Transport Co., Ltd.	26,087
1,284	Mainfreight, Ltd.	26,487
1,800	Mitsui-Soko Holdings Co., Ltd.*	30,860
1,146	Oesterreichische Post AG	39,374
682	Panalpina Welttransport Holdings	90,795
24,018	PostNL NV	54,691
23,649	Royal Mail plc	82,089
900	SBS Holdings, Inc.	11,604
58,500	Singapore Post, Ltd.	39,182
36	XPO Logistics Europe SADIR	12,841
2,000	Yamato Holdings Co., Ltd.	54,510
2,000	Yasuda Logistics Corp.	14,291

		1,036,058

Airlines (0.4%):
2,930	Air Canada*	55,724
13,467	Air France-KLM*	145,584
26,921	Air New Zealand, Ltd.	56,047

Shares		Fair Value
Common Stocks, continued
Airlines, continued
1,200	All Nippon Airways Co., Ltd.	$43,263
1,046	Cathay Pacific Airways, Ltd.	1,484
6,945	Dart Group plc	68,333
9,717	Deutsche Lufthansa AG, Registered Shares	219,110
2,130	easyJet plc	29,897
28,658	El Al Israel Airlines*	9,096
1,728	Exchange Income Corp.^	35,775
13,156	International Consolidated Airlines Group SA	103,231
1,700	Japan Airlines Co., Ltd.	60,221
24,091	Qantas Airways, Ltd.	98,324
18,011	Sas AB*	42,420
21,400	Singapore Airlines, Ltd.	147,377

		1,115,886

Auto Components (2.2%):
1,000	Aisan Industry Co., Ltd.	6,822
5,800	Aisin Sieki Co., Ltd.	200,160
7,300	Akebono Brake Industry Co., Ltd.*	12,251
1,027	Akwel	18,945
2,288	Arb Corp., Ltd.	24,088
266	Autoneum Holding AG	39,961
8,806	Brembo SpA	89,527
12,900	Bridgestone Corp.	495,147
1,647	Bulten AB	16,426
11	Burelle SA	10,033
3,874	CIE Automotive SA	95,199
5,225	Compagnie Generale des Establissements Michelin SCA, Class B	516,521
887	Continental AG	122,637
2,800	Daido Metal Co., Ltd.	19,922
2,400	Daikyonishikawa Corp.	23,360
2,700	Denso Corp.	119,843
10,709	Dometic Group AB(a)	66,712
1,800	Eagle Industry Co., Ltd.	21,084
673	Edag Engineering Group AG	12,227
1,724	ElringKlinger AG	13,433
1,700	Exedy Corp.	41,527
3,076	Faurecia	115,433
2,300	FCC Co., Ltd.	54,361
1,000	F-Tech, Inc.	8,401
4,000	Futaba Industrial Co., Ltd.	19,965
1,400	G-Tekt Corp.	18,449
2,569	Gud Holdings, Ltd.	20,333
2,186	Hella KGAA Hueck & Co.	87,092
1,600	Hi-Lex Corp.	31,656
700	H-One Co., Ltd.	6,232
1,200	Imasen Electric Industrial	10,658
1,800	Kasai Kogyo Co., Ltd.	13,551
2,500	Keihin Corp.	41,599
1,600	Koito Manufacturing Co., Ltd.	81,631
31,203	Kongsberg Automotive ASA*	27,533
1,400	KYB Co., Ltd.	33,782
2,493	Leoni AG	86,390
3,233	Linamar Corp.	107,293
11,703	Magna International, Inc., ADR	531,902
6,366	Martinrea International, Inc.	50,648
2,000	Mitsuba Corp.	11,333
3,200	Musashi Seimitsu Industry Co. L	45,066

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Auto Components, continued
4,400	NGK Spark Plug Co., Ltd.	$86,809
9,700	NHK SPRING Co., Ltd.	84,953
600	Nichirin Co., Ltd.	10,310
3,600	Nifco, Inc.	84,991
4,000	Nippon Seiki Co., Ltd.	68,496
1,400	Nissin Kogyo Co., Ltd.	17,929
2,700	NOK Corp.	37,630
6,795	Nokian Renkaat OYJ	209,363
800	Ohashi Technica, Inc.	8,501
2,600	Pacific Industrial Co., Ltd.	34,446
1,800	Piolax, Inc.	35,773
2,839	Plastic Omnium SA	65,071
6,300	Press Kogyo Co., Ltd.	30,865
3,582	PWR Holdings, Ltd.	8,348
400	Riken Corp.	18,372
4,208	Saf-Holland SA	54,024
1,600	Sanden Holdings Corp.*	10,918
1,900	Sanoh Industrial Co., Ltd.	9,454
2,535	Schaeffler AG	21,612
600	Shoei Co., Ltd.	20,256
4,000	Showa Corp.	46,913
2,500	Stanley Electric Co., Ltd.	69,729
10,000	Sumitomo Electric Industries, Ltd.	132,029
2,900	Sumitomo Riko Co., Ltd.	23,979
9,500	Sumitomo Rubber Industries, Ltd.	113,077
300	T RAD Co., Ltd.	6,276
1,400	Tachi-S Co., Ltd.	18,248
800	Taiho Kogyo Co., Ltd.	7,011
3,900	Tokai Rika Co., Ltd.	64,216
2,500	Topre Corp.	49,430
7,500	Toyo Tire & Rubber Co., Ltd.	93,298
4,500	Toyoda Gosei Co., Ltd.	89,730
3,500	Toyota Boshoku Corp.	52,115
1,200	Toyota Industries Corp.	55,226
1,500	TPR Co., Ltd.	30,284
3,600	TS Tech Co., Ltd.	100,493
2,000	Unipres Corp.	33,757
2,847	Valeo SA	82,543
104,000	Xinyi Glass Holdings, Ltd.	114,214
6,500	Yokohama Rubber Co., Ltd. (The)	121,265
600	Yorozu Corp.	7,498

		5,598,585

Automobiles (2.9%):
7,641	Bayerische Motoren Werke AG (BMW)	618,738
17,987	Daimler AG, Registered Shares	945,567
1,253	Ferrari NV	124,598
34,520	Fiat Chrysler Automobiles NV*	501,810
11,800	Fuji Heavy Industries, Ltd.	251,938
21,000	Honda Motor Co., Ltd.	548,829
24,135	IMMSI SpA*	11,184
10,900	Isuzu Motors, Ltd.	152,209
15,500	Mazda Motor Corp.	159,463
13,300	Mitsubishi Motors Corp.	73,440
48,200	Nissan Motor Co., Ltd.	388,537
2,700	Nissan Shatai Co., Ltd.	23,796
14,678	Piaggio & C SpA	30,740
27,636	PSA Peugeot Citroen SA	587,385

Shares		Fair Value
Common Stocks, continued
Automobiles, continued
3,686	Renault SA	$229,431
2,800	Suzuki Motor Corp.	141,701
36,638	Toyota Motor Corp.	2,128,255
794	Volkswagen AG	126,491
8,800	Yamaha Motor Co., Ltd.	171,292

		7,215,404

Banks (9.3%):
3,000	77th Bank	51,720
8,132	ABN AMRO Group NV(a)	190,453
17,829	AIB Group plc	74,937
500	Aichi Bank, Ltd. (The)	17,110
1,500	Akita Bank, Ltd. (The)	29,743
3,329	Aktia Bank OYJ	34,353
1,200	Aomori Bank, Ltd. (The)	30,308
700	Aozora Bank, Ltd.	20,760
32,444	Australia & New Zealand Banking Group, Ltd.	558,929
2,000	Awa Bank, Ltd. (The)	52,047
20,218	Banca Popolare dell’Emilia Romarna	77,959
25,559	Banca Popolare di Sondrio SCARL	76,952
78,539	Banco Bilbao Vizcaya Argentaria SA	414,238
75,804	Banco Bpm SpA*	171,038
106,975	Banco Comercial Portugues SA, Class R*	28,023
73,105	Banco de Sabadell SA	83,167
181,335	Banco Santander SA	818,226
19,203	Bank Hapoalim BM	121,916
31,180	Bank Leumi Le-Israel Corp.	188,990
23,503	Bank of East Asia, Ltd. (The)	74,394
2,674	Bank of Georgia Group plc	46,781
26,226	Bank of Ireland Group plc	145,534
900	Bank of Iwate, Ltd. (The)	29,102
1,900	Bank of Kyoto, Ltd. (The)	77,933
15,317	Bank of Montreal	1,000,965
500	Bank of Nagoya, Ltd. (The)	14,994
13,051	Bank of Nova Scotia	650,853
820	Bank of Okinawa, Ltd. (The)	23,606
12,981	Bank of Queensland, Ltd.	88,334
1,100	Bank of Saga, Ltd. (The)	17,659
2,000	Bank of The Ryukyus, Ltd.	20,590
23,866	Bankia SA	69,488
2,748	Bankinter SA	21,960
71	Banque Cantonale de Geneve	13,876
103	Banque Cantonale Vaudoise, Registered Shares	77,780
47,121	Barclays plc, ADR	355,292
14,732	Bendigo & Adelaide Bank, Ltd.	112,027
311	Berner Kantonalbank AG	61,637
12,167	BNP Paribas SA	547,905
57,542	BOC Hong Kong Holdings, Ltd.	212,543
6,760	Canadian Imperial Bank of Commerce	503,890
4,927	Canadian Western Bank	93,992
12,400	Chiba Bank, Ltd. (The)	68,768
4,300	Chiba Kogyo Bank, Ltd. (The)	14,122
6,200	Chugoku Bank, Ltd. (The)	52,084
700	Chukyo Bank, Ltd. (The)	13,596
3,800	Chuo Mitsui Trust Holdings, Inc.	138,335
1,097	Comdirect Bank AG	12,874
19,952	Commerzbank AG*	132,138
14,023	Commonwealth Bank of Australia	715,550

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Banks, continued
19,900	Concordia Financial Group, Ltd.	$75,889
10,693	Credit Agricole SA	114,999
5,165	Credito Emiliano SpA	29,776
348,864	Credito Valtellinese SpA*	29,392
55,579	Criteria Caixacorp SA	200,007
22,900	CYBG plc	52,525
16,000	Dah Sing Banking Group, Ltd.	28,256
5,600	Dah Sing Financial Holdings, Ltd.	27,603
1,500	Daishi Hokuetsu Financial Group, Inc.	41,766
2,845	Danske Bank A/S	56,382
7,100	DBS Group Holdings, Ltd.	122,702
10,728	DnB NOR ASA	172,195
3,100	Ehime Bank, Ltd. (The)	30,528
5,287	Erste Group Bank AG	176,140
6,500	Fidea Holdings Co., Ltd.	7,964
11,461	Finecobank Banca Fineco SpA	115,317
1,816	First International Bank of Israel	38,096
1,000	Fukui Bank, Ltd. (The)	14,453
2,600	Fukuoka Financial Group, Inc.	52,437
2,200	Fukushima Bank, Ltd. (The)*	7,995
8,100	Gunma Bank, Ltd. (The)	33,652
15,800	Hachijuni Bank, Ltd. (The)	64,475
9,105	Hang Seng Bank, Ltd.	203,378
25,589	Heartland Group Holdings Npv*	23,695
6,700	Hiroshima Bank, Ltd. (The)	35,363
1,000	Hokkoku Bank, Ltd. (The)	32,028
6,000	Hokuhoku Financial Group, Inc.	67,234
42,137	HSBC Holdings plc, ADR	1,732,252
9,400	Hyakugo Bank, Ltd. (The)	33,372
1,000	Hyakujushi Bank, Ltd. (The)	23,595
36,999	ING Groep NV	396,457
141,131	Intesa Sanpaolo SpA	312,743
24,232	Isreal Discount Bank	74,762
9,500	Iyo Bank, Ltd. (The)	49,847
6,200	Jimoto Holdings, Inc.	7,098
1,200	Juroku Bank, Ltd. (The)	24,936
2,965	Jyske Bank A/S	107,192
1,742	Kansai Mirai Financial Group,Inc.*	12,430
3,405	KBC Group NV	220,297
4,000	Keiyo Bank, Ltd. (The)	25,842
400	Kita-Nippon Bank, Ltd. (The)	8,169
3,800	Kiyo Bank, Ltd. (The)	53,840
13,590	Kyushu Financial Group, Inc.	51,300
2,296	Laurentian Bank of Canada	64,036
120,273	Liberbank SA*	59,994
888	Liechtenstein Landesbank AG	57,974
571,029	Lloyds Banking Group plc	377,264
83,348	Lloyds TSB Group plc, ADR	213,371
162	Luzerner Kantonalbank AG	75,934
24,670	Mebuki Financial Group, Inc.	65,132
19,666	Mediobanca SpA	166,269
700	Michinoku Bank, Ltd. (The)	10,931
123,900	Mitsubishi UFJ Financial Group, Inc.	611,052
800	Miyazaki Bank, Ltd. (The)	20,995
4,380	Mizrahi Tefahot Bank, Ltd.	74,215
259,200	Mizuho Financial Group, Inc.	404,037
1,300	Musashino Bank, Ltd. (The)	30,026

Shares		Fair Value
Common Stocks, continued
Banks, continued
1,300	Nanto Bank, Ltd. (The)	$25,324
32,205	National Australia Bank, Ltd.	546,368
9,441	National Bank of Canada	387,669
1,853	Nedcor, Ltd.	35,346
7,200	Nishi-Nippon Holdings, Inc.	63,210
14,029	Nordea Bank AB	118,386
8,600	North Pacific Bank, Ltd.	22,898
4,701	Norwegian Finans Holding ASA*	36,636
1,300	Ogaki Kyoritsu Bank, Ltd. (The)	25,936
24,309	Oversea-Chinese Banking Corp., Ltd.	199,718
7,718	Raiffeisen International Bank-Holding AG	196,547
22,100	Resona Holdings, Inc.	105,730
1,604	Ringkjoebing Landbobank A/S	83,825
10,304	Royal Bank of Canada	706,030
28,730	Royal Bank of Scotland, ADR	160,601
1,190	San Ju San Financial Group, Inc.	18,526
5,000	San-In Godo Bank, Ltd. (The)	34,774
11,600	Senshu Ikeda Holdings, Inc.	31,839
24,500	Seven Bank, Ltd.	69,886
2,300	Shiga Bank, Ltd. (The)	53,676
1,000	Shikoku Bank, Ltd. (The)	10,732
400	Shimizu Bank, Ltd. (The)	5,902
4,800	Shinsei Bank, Ltd.	56,820
7,400	Shizuoka Bank, Ltd. (The)	57,606
21,054	Skandinaviska Enskilda Banken AB, Class A	205,058
7,953	Societe Generale	252,465
3,307	Spar Nord Bank A/S	26,544
4,203	Sparebank 1 Sr-Bank ASA	43,346
147	St. Galler Kantonalbank AG	67,490
56,216	Standard Chartered plc	434,465
13,500	Sumitomo Mitsui Financial Group, Inc.	445,248
1,500	Suruga Bank, Ltd.	5,504
1,082	Svenska Handelsbanken AB	12,354
17,088	Svenska Handelsbanken AB, Class A	189,399
11,980	Swedbank AB, Class A	267,205
3,351	Sydbank A/S	79,809
8,700	Tochigi Bank, Ltd. (The)	19,760
6,500	Toho Bank, Ltd. (The)	18,442
1,100	Tokyo Ty Financial Group, Inc.	17,111
7,500	Tomony Holdings, Inc.	27,661
19,576	Toronto-Dominion Bank (The)	973,319
2,100	Towa Bank, Ltd. (The)	14,172
6,200	Tsukuba Bank, Ltd.	12,228
48,370	UBI Banca – Unione di Banche Italiane SCPA	140,011
13,966	Unicaja Banco SA(b)	18,215
19,282	Unicredit SpA	218,704
15,627	United Overseas Bank, Ltd.	280,168
682	Valiant Holding AG	75,107
764	Van Lanschot Kempen NV	17,292
582	Walliser Kantonalbank, Registered Shares	66,955
36,785	Westpac Banking Corp.	648,653
1,600	Yamagata Bank, Ltd. (The)	30,610
7,200	Yamaguchi Financial Group, Inc.	68,829
1,800	Yamanashi Chuo Bank, Ltd. (The)	23,043
6	Zuger Kantonalbank AG	34,789

		23,457,021

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Beverages (1.3%):
9,330	A.G. Barr plc	$93,781
8,852	Anheuser-Busch InBev NV	585,765
2,300	Asahi Breweries, Ltd.	89,849
10,973	Britvic plc	111,397
19,109	C&C Group plc	59,650
1,375	Carlsberg A/S, Class B	146,313
11,116	Coca-Cola Amatil, Ltd.	64,106
2,200	Coca-Cola Bottlers Japan Holdings, Inc.	65,685
3,897	Coca-Cola European Partners plc(c)	179,229
3,906	Coca-Cola HBC AG	121,520
5,750	Cott Corp.	80,079
5,510	Davide Campari – Milano SpA	46,629
4,082	Diageo plc, ADR	578,827
4,304	Fevertree Drinks plc	119,780
2,618	Heineken NV	230,712
900	ITO EN, Ltd.	40,475
6,800	Kirin Holdings Co., Ltd.	143,056
109	Laurent-Perrier	11,860
938	Olvi OYJ	33,868
330	Pernod Ricard SA	54,178
376	Remy Cointreau SA	42,507
2,807	Royal Unibrew A/S	193,312
4,000	Sapporo Breweries, Ltd.	83,049
3,457	Stock Spirits Group plc	9,150
1,000	Suntory Beverage & Food, Ltd.	45,142
2,900	Takara Holdings, Inc.	35,076
2,119	Treasury Wine Estates, Ltd.	22,082

		3,287,077

Biotechnology (0.3%):
986	Bavarian Nordic A/S*^	19,322
526	Biogaia AB	18,834
1,137	Biotest AG	30,617
2,219	CSL, Ltd.	289,731
225	Galapagos NV*	20,648
215	Genmab A/S*	35,241
634	Genus plc	17,327
2,522	Grifols SA	65,866
5,747	Knight Therapeutics, Inc.*	32,377
27,252	Mesoblast, Ltd.*	22,099
3,200	Nordic Nanovector ASA*	18,699
3,607	Oxurion NV*	14,956
1,008	Swedish Orphan Biovitrum AB*	21,933
1,188	Vitrolife AB	19,693
1,155	Zealand Pharma A/S*	14,701

		642,044

Building Products (1.0%):
1,100	AICA Kogyo Co., Ltd.	37,117
2,028	Arbonia AG*	22,254
5,600	Asahi Glass Co., Ltd.	173,787
1,735	Assa Abloy AB, Class B	31,038
20	Belimo Holding AG, Registered Shares	80,311
2,400	Bunka Shutter Co., Ltd.	15,581
1,100	Central Glass Co., Ltd.	21,960
631	Centrotec Sustainable AG	8,275
12,334	Compagnie de Saint-Gobain SA	410,485
1,300	Daikin Industries, Ltd.	136,819

Shares		Fair Value
Common Stocks, continued
Building Products, continued
153	dorma kaba Holding AG	$92,214
434	Geberit AG, Registered Shares	169,154
12,489	Gwa Group, Ltd.	24,447
2,938	Inwido AB	18,422
8,338	Kingspan Group plc	357,072
4,912	Lindab International AB	35,305
7,500	Lixil Group Corp.	93,650
600	Maeda Kosen Co., Ltd.	14,553
2,617	Nibe Industrier AB, Class B	26,947
4,000	Nichias Corp.	69,111
1,500	Nichiha Corp.	37,989
700	Nihon Flush Co., Ltd.	11,122
4,100	Nippon Sheet Glass Co., Ltd.	30,906
2,000	Nitto Boseki Co., Ltd.	32,962
2,401	Nordic Waterproofing Holding AS(a)	19,322
1,500	Noritz Corp.	21,416
1,400	Okabe Co., Ltd.	11,125
12,336	Polypipe Group plc	51,324
353	Rockwool International A/S	92,224
22	Rockwool International A/S	5,056
1,900	Sankyo Tateyama, Inc.	20,205
7,800	Sanwa Holdings Corp.	88,034
67	Schweiter Technologies AG	59,389
2,100	Sekisui Jushi Corp.	36,698
900	Shin Nippon Air Technologies Co., Ltd.	14,611
1,800	Takara Standard Co., Ltd.	27,151
1,690	Tarkett SA	33,770
2,000	TOTO, Ltd.	68,759
2,597	Tyman plc	7,770
4,586	Uponor OYJ	45,426
638	Zehnder Group AG	21,810

		2,575,571

Capital Markets (2.9%):
20,763	3i Group plc	203,829
24,792	ABG Sundal Collier Holding ASA	13,054
3,200	AGF Management, Ltd.	11,300
1,600	Aizawa Securities Co., Ltd.	9,738
2,800	Alaris Royalty Corp.	34,851
1,655	Altamir	23,965
1,463	Amundi SA(a)	76,906
11,464	Anima Holding SpA(a)	42,322
8,369	Ashmore Group plc	38,795
1,066	ASX, Ltd.	45,039
851	Avanza Bank Holding AB	40,792
6,232	Azimut Holding SpA	68,278
2,819	Banca Generali SpA	58,428
521	Bellevue Group AG	10,525
4,094	Binckbank NV	28,560
4,346	Bolsas y Mercados Espanoles	120,862
25,002	Brewin Dolphin Holdings plc	102,235
86,000	Bright Smart Securities & Commodities Group, Ltd.	16,545
1,119	Brookfield Asset Management, Inc., Class A	42,914
1,983	Bure Equity AB	24,343
4,759	Burford Capital, Ltd.	99,941
6,165	Canaccord Genuity Group, Inc.	26,060
7,682	CI Financial Corp.	97,248

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
112	Cie Financiere Tradition SA	$11,649
10,072	Close Brothers Group plc	184,193
66,000	Cosmopolitan International Holdings, Ltd.*	12,806
26,778	Credit Suisse Group AG	295,218
29,100	Daiwa Securities Group, Inc.	148,399
29,286	Deutsche Bank AG, Registered Shares	233,675
10,467	Deutsche Bank AG, Registered Shares	85,306
1,174	Deutsche Beteiligungs AG	45,162
2,050	Deutsche Boerse AG	246,494
1,252	Eastnine AB	13,150
5,622	EFG International AG	33,004
258,000	Emperor Capital Group, Ltd.	11,664
2,588	Euronext NV(a)	148,610
2,000	Fiera Capital Corp.	16,542
2,078	Flow Traders(a)	66,364
6,269	GAM Holding AG	24,787
2,674	Georgia Capital plc*	34,795
969	Gimv NV	52,062
1,675	Guardian Capital Group, Ltd., Class A	27,070
142,000	Guotai Junan International Hol	22,672
67,243	Haitong International Securities	21,177
5,422	Hargreaves Lansdown plc	127,731
6,371	Hong Kong Exchanges & Clearing, Ltd.	182,841
4,000	Ichiyoshi Securities Co., Ltd.	29,130
22,233	IG Group Holdings plc	161,181
632	IGM Financial, Inc.	14,367
3,744	Intermediate Capital Group plc	44,414
25,804	Investec plc	143,950
15,236	IOOF Holdings, Ltd.	55,524
29,231	Ip Group plc*	40,227
1,700	IwaiCosmo Holdings, Inc.	18,193
1,400	Jafco Co., Ltd.	44,316
7,200	Japan Exchange Group, Inc.	115,646
3,572	Julius Baer Group, Ltd.	127,693
25,444	Jupiter Fund Management plc	95,703
5,800	Kabu.com Securities Co., Ltd.	19,831
453	KAS Bank NV	3,058
138,000	Kingston Financial Group, Ltd.	32,650
800	Kyokuto Securities Co., Ltd.	8,504
3,928	London Stock Exchange Group plc	202,674
3,369	Macquarie Group, Ltd.	257,740
3,760	Magellan Financial Group, Ltd.	62,413
81,859	Man Group plc	138,063
2,300	Marusan Securities Co., Ltd.	15,973
1,180,000	Mason Group Holdings, Ltd.*	19,367
2,000	Matsui Securities Co., Ltd.	20,974
3,000	Mercuria Investment Co., Ltd.	18,679
2,900	Mito Securities Co., Ltd.	6,766
3,035	MLP SE	15,346
7,700	Monex Group, Inc.	25,718
21,359	Natixis	100,765
4,265	Navigator Global Investments, Ltd.	12,613
40,800	Nomura Holdings, Inc.	155,584
9,500	Okasan Securities Group, Inc.	41,854
2,586	Pacific Current Group, Ltd.	9,821
226	Partners Group Holding AG	137,426
16,301	Pendal Group, Ltd.	91,000

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
2,749	Perpetual, Ltd.	$62,934
11,593	Platinum Asset Management, Ltd.	39,684
2,595	Polar Capital Holdings plc	15,522
3,710	Premier Asset Management Group plc	8,473
92,552	Quilter plc(a)	138,842
1,547	Rathbone Brothers plc	45,986
9,785	Ratos AB, Class B	25,790
1,124	Rothschild & Co.	39,637
5,700	SBI Holdings, Inc.	111,277
1,324	Schroders plc	34,841
3,080	Schroders plc	95,507
9,000	Singapore Exchange, Ltd.	47,040
11,000	Sparx Group Co., Ltd.	18,695
11,000	Sprott, Inc.^	20,711
14,023	St. James Place plc	167,990
900	Swissquote Group Holding SA	41,732
2,584	Tamburi Investment Partners SP	16,968
1,131	TMX Group, Ltd.	58,605
8,500	Tokai Tokyo Financial Holdings, Inc.	36,644
4,000	Toyo Securities Co., Ltd.	6,241
19,048	Tullett Prebon plc	72,842
40,066	UBS Group AG	500,347
3,019	UBS Group AG	37,375
92,000	Value Partners Group, Ltd.	63,204
1,793	Vontobel Holding AG	92,249
122	Vp Bank AG, Registered Shares	17,554
77	VZ Holding AG	20,757

		7,406,511

Chemicals (4.4%):
900	Achilles Corp.	15,196
5,100	Adeka Corp.	73,717
3,219	Air Liquide SA	398,474
6,000	Air Water, Inc.	90,157
1,821	AkzoNobel NV	146,357
700	Arakawa Chemical Industries, Ltd.	8,336
4,466	Arkema SA	381,062
19,200	Asahi Kasei Corp.	195,926
1,100	ASAHI YUKIZAI Corp.	14,493
15,764	BASF SE	1,090,729
6,811	Borregaard ASA	59,010
2,300	Carlit Holdings Co., Ltd.	15,177
26,200	China Sunsine Chemical Holdings, Ltd.	24,021
600	Christian Hansen Holding A/S	53,149
2,100	Chugoku Marine Paints, Ltd.	17,192
1,600	Ci Takiron Corp.	8,478
6,553	Clariant AG	120,960
4,087	Corbion NV	114,302
400	Coremax Corp.	1,179
1,981	Covestro AG(a)	97,991
2,800	Croda International plc	166,294
1,000	Dai Nippon Toryo Co., Ltd.	8,855
9,800	Daicel Chemical Industries, Ltd.	100,722
2,600	Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	18,855
400	Dainichiseika Color & Chemical	10,010
5,100	Dainippon Ink & Chemicals, Inc.	155,045
5,600	Denka Co., Ltd.	157,634
800	DKS Co., Ltd.	20,118

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
17,121	DuluxGroup, Ltd.	$79,088
30,248	Elementis plc	69,867
132	EMS-Chemie Holding AG	62,880
8,516	Ercros SA	30,139
9,485	Essentra plc	41,389
60,321	Evolva Holding SA*	14,098
4,002	Evonik Industries AG	99,941
2,601	Fuchs Petrolub AG	107,206
679	FUCHS Petrolub SE	27,314
3,600	Fujikura Kasei Co., Ltd.	19,451
1,100	Fujimori Kogyo Co., Ltd.	29,467
1,400	Fuso Chemical Co., Ltd.	24,935
100	Givaudan SA, Registered Shares	232,036
29	Gurit Holding AG	25,644
835	H&R GMBH & Co. KGAA	5,825
1,900	Harima Chemicals Group, Inc.	15,962
4,570	Hexpol AB	36,218
2,600	Hitachi Chemical Co., Ltd.	38,837
700	Hodogaya Chemical Co., Ltd.	12,900
43,710	Incitec Pivot, Ltd.	100,954
0	International Flavor & Fragrances, Inc.	47
1,500	Ishihara Sangyo Kaisha, Ltd.*	14,584
10,087	Israel Chemicals, Ltd.	57,420
1,700	JCU Corp.	21,764
4,562	Johnson Matthey plc	162,742
700	Jsp Corp.	13,632
9,278	K+S AG, Registered Shares	167,084
2,000	Kaneka Corp.	71,482
1,100	Kansai Paint Co., Ltd.	21,114
5,000	Kanto Denka Kogyo Co., Ltd.	35,859
7,358	Kemira OYJ	83,257
800	Kh Neochem Co., Ltd.	16,576
1,500	Koatsu Gas Kogyo Co., Ltd.	11,770
3,148	Koninklijke DSM NV	256,106
1,000	Konishi Co., Ltd.	15,099
3,200	Kumiai Chemical Industry Co., Ltd.	18,807
11,300	Kuraray Co., Ltd.	158,553
600	Kureha Corp.	32,989
4,531	Lanxess AG	208,668
671	Lenzing AG	61,154
741	Linde plc	115,626
1,300	Lintec Corp.	27,906
2,350	Methanex Corp.	113,200
46,900	Mitsubishi Chemical Holdings Corp.	352,884
5,600	Mitsubishi Gas Chemical Co., Inc.	83,673
8,000	Mitsui Chemicals, Inc.	179,515
800	Nihon Kagaku Sangyo Co., Ltd.	7,302
2,300	Nihon Nohyaku Co., Ltd.	10,598
3,600	Nihon Parkerizing Co., Ltd.	41,574
600	Nippon Chemical Industrial Co., Ltd.	11,926
6,100	Nippon Kayaku Co., Ltd.	77,406
1,400	Nippon Pillar Packing Co., Ltd.	15,502
400	Nippon Shokubai Co., Ltd.	25,404
800	Nippon Soda Co., Ltd.	19,401
1,800	Nissan Chemical Industries, Ltd.	93,714
4,600	Nitto Denko Corp.	229,700
1,800	NOF Corp.	61,182

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
3,539	Novozymes A/S, Class B	$158,220
6,786	Nufarm, Ltd./Australia	28,506
6,029	Nutrien, Ltd.	283,363
3,683	OCI NV*	74,747
500	Okamoto Industries, Inc.	26,209
600	Okura Industrial Co., Ltd.	10,062
8,136	Orica, Ltd.	98,824
1,000	Osaka Organic Chemical Industry, Ltd.	9,939
964	Plastivaloire	9,750
1,600	Rasa Industries, Ltd.	18,719
1,343	Recticel SA	9,812
2,800	Riken Technos Corp.	11,557
500	Sakai Chemical Industry Co., Ltd.	10,362
2,400	Sakata Inx Corp.	26,414
700	Sanyo Chemical Industries, Ltd.	32,518
900	Sekisui Plastics Co., Ltd.	7,625
1,100	Shikoku Chemicals Corp.	10,296
1,200	Shin-Etsu Chemical Co., Ltd.	92,462
1,800	Shin-Etsu Polymer Co., Ltd.	11,106
3,900	Showa Denko K.K.	114,410
1,740	Sika AG	221,233
1,754	SOL SPA	21,852
1,497	Solvay SA	149,072
400	Stella Chemifa Corp.	9,264
2,200	Sumitomo Bakelite Co., Ltd.	75,259
68,000	Sumitomo Chemical Co., Ltd.	332,589
300	Sumitomo Seika Chemicals Co. Ltd.	11,600
2,206	Symrise AG	162,999
17,365	Synthomer plc	78,802
2,000	T Hasegawa Co., Ltd.	28,301
1,200	T&K Toka Co., Ltd.	11,064
900	Taiyo Holdings Co., Ltd.	25,239
3,000	Taiyo Nippon Sanso Corp.	49,401
600	Takasago International Corp.	18,518
600	Tayca Corp.	8,917
9,600	Teijin, Ltd.	152,852
500	Tenma Corp.	8,339
1,223	Tessenderlo Chemie NV*	40,773
1,434	Tikkurila OYJ	19,756
3,700	Toagosei Co., Ltd.	41,112
1,600	Tokai Carbon Co., Ltd.	17,980
4,100	Tokuyama Corp.	89,883
600	Tokyo Ohka Kogyo Co., Ltd.	15,954
20,200	Toray Industries, Inc.	141,154
13,500	Tosoh Corp.	174,701
1,200	Toyo Ink SC Holdings Co., Ltd.	26,594
5,000	Toyobo Co., Ltd.	68,613
7,200	Ube Industries, Ltd.	145,125
3,116	Umicore SA	123,916
5,800	Victrex plc	169,139
1,157	Wacker Chemie AG	104,840
997	Yara International ASA	38,295
10,000	Zeon Corp.	90,769

		11,251,616

Commercial Services & Supplies (1.6%):
800	AEON Delight Co., Ltd.	26,597
17,026	Aggreko plc	159,094

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Commercial Services & Supplies, continued
25,551	Babcock International Group plc	$159,340
1,800	Bell System24 Holdings, Inc.	20,955
13,069	Biffa plc(a)	32,592
1,759	Bilfinger SE	51,268
13,431	Bingo Industries, Ltd.	17,468
1,670	Black Diamond Group, Ltd.*	2,557
14,490	Brambles, Ltd.	103,565
3,225	Bravida Holding AB(a)	22,292
432	Cewe Stiftung & Co. KGAA	30,701
49,900	CITIC Envirotech, Ltd.	13,928
76,899	Cleanaway Waste Management, Ltd.	90,244
10,948	Collection House, Ltd.	10,485
1,829	Coor Service Management Holding AB(a)	14,560
3,600	CTS Co., Ltd.	21,234
2,500	Dai Nippon Printing Co., Ltd.	52,025
1,000	Daiseki Co., Ltd.	20,570
4,203	De La Rue plc	22,546
20,752	Downer EDI, Ltd.	98,780
2,000	Duskin Co., Ltd.	43,715
8,557	Edenred	313,633
1,700	EF-ON, Inc.	13,067
9,528	Elis SA^	157,976
79,627	G4S plc	199,249
435	GL Events	8,569
18,123	HomeServe plc	199,065
10,900	Horizon North Logistics, Inc.	14,374
9,361	Interserve plc*	1,271
3,639	Intrum Justitia AB^	84,773
8,257	ISS A/S	230,526
1,800	Itoki Corp.	9,749
42,602	IWG plc	113,227
1,500	Kokuyo Co., Ltd.	21,869
400	Kyodo Printing Co., Ltd.	8,868
3,638	Lassila & Tikanoja OYJ	62,351
4,748	Loomis AB	153,718
700	Matsuda Sangyo Co., Ltd.	9,329
5,449	Mears Group plc	22,638
22,737	Mitie Group plc	32,093
1,400	NAC Co., Ltd.	13,126
15,900	Nippon Parking Development Co., Ltd.	20,704
1,600	Okamura Corp.	20,447
1,100	Oyo Corp.	11,082
2,100	Park24 Co., Ltd.	46,425
2,696	PayPoint plc	27,732
1,400	Pilot Corp.	67,481
1,200	Prestige International, Inc.	13,073
15,826	Prosegur Compania de Seguridad SA	80,181
2,400	Relia, Inc.	19,622
58,477	Rentokil Initial plc	250,224
1,100	Rozetta Corp.*	17,359
3,299	RPS Group plc	5,702
900	Sato Holdings Corp.	21,261
700	SECOM Co., Ltd.	57,802
6,430	Securitas AB, Class B	103,435
11,583	Shanks Group plc	4,856
1,765	Societe BIC SA	179,785
700	Sohgo Security Services Co., Ltd.	32,961

Shares		Fair Value
Common Stocks, continued
Commercial Services & Supplies, continued
5,537	Spie SA	$73,024
2,300	Takeei Corp.	13,330
2,256	Tomra Systems ASA	50,587
1,300	Toppan Forms Co., Ltd.	10,168
3,900	Toppan Printing Co., Ltd.	57,083
1,100	Tosho Printing Co., Ltd.	6,758
4,470	Transcontinental, Inc.	63,202

		3,938,271

Communications Equipment (0.3%):
2,792	Adva Optical Networking Se*	20,112
700	Aiphone Co., Ltd.	10,740
1,000	Audiocodes, Ltd.	9,880
700	Denki Kogyo Co., Ltd.	15,269
991	Evs Broadcast Equipment SA	26,316
2,297	Gilat Satellite Networks, Ltd.*	21,314
500	Icom, Inc.	8,989
46,965	Nokia OYJ	271,323
1,022	Parrot SA*	3,736
10,200	Quarterhill, Inc.	9,938
2,600	Sierra Wireless, Inc.*	34,915
26,263	Spirent Communications plc	39,541
12,465	Telefonaktiebolaget LM Ericsson, Class B	109,927
12,442	Telit Communications plc*	20,655
800	Uniden Holdings Corp.	14,299
12,200	VTech Holdings, Ltd.	100,857

		717,811

Construction & Engineering (1.9%):
4,013	ACS Actividades de Construccion y Servicios SA	154,253
3,353	Aecon Group, Inc.	43,257
783	AF Gruppen ASA	11,987
3,017	Arcadis NV	36,671
300	Asanuma Corp.	7,442
2,110	Badger Daylighting, Ltd.	49,852
19,504	Balfour Beatty plc	61,710
375	Bauer AG	5,228
16,800	Boustead Singapore, Ltd.	9,855
7,647	Bouygues SA	273,407
209	Burkhalter Holding AG	16,626
14,759	Cardno, Ltd.*	10,405
1,100	Chudenko Corp.	23,367
589	CIE d’Entreprises CFE SA	58,332
2,026	Cimic Group, Ltd.	61,927
621	ComSys Holdings Corp.	15,079
6,098	Costain Group plc	24,508
1,700	CTI Engineering Co., Ltd.	24,174
500	Dai-Dan Co., Ltd.	10,835
1,200	Daiho Corp.	38,561
1,800	Daisue Construction Co., Ltd.	15,960
4,435	Eiffage SA	370,984
2,783	Elecnor SA	42,000
44	Electra, Ltd./Israel	10,590
7,737	Eltel AB*(a)	11,201
37,002	Empresas ICA SAB de C.V.*	231
3,493	Ferrovial SA	70,439
1,664	FLSmidth & Co. A/S	74,778
1,782	Fomento de Construcciones y Contratas SA*	23,852

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Construction & Engineering, continued
440	Fudo TETRA Corp.	$6,837
200	Fukuda Corp.	7,373
6,974	Galliford Try plc	55,201
14,200	Hazama Ando Corp.	94,454
1,713	Heijmans NV*	15,620
600	Hibiya Engineering, Ltd.	10,072
373	Hochtief AG	50,267
110,000	Hong Kong International Construction Investment Management Group Co., Ltd.	33,754
600	Ichiken Co., Ltd.	11,280
1,093	Implenia AG	36,771
3,300	JGC Corp.	46,072
21,039	John Laing Group plc(a)	88,724
7,500	Kajima Corp.	100,550
3,000	Kandenko Co., Ltd.	28,931
400	Kawada Technologies, Inc.	25,688
5,690	Keller Group plc	35,498
3,564	Kier Group plc	18,534
2,800	Kinden Corp.	45,047
8,456	Koninklijke BAM Groep NV	24,181
4,556	Koninklijke Boskalis Westminster NV	112,761
1,600	Kumagai Gumi Co., Ltd.	47,818
1,300	Kyowa Exeo Corp.	30,314
1,300	Kyudenko Corp.	48,923
7,400	Lian Beng Group, Ltd.	2,515
5,300	Maeda Corp.	49,221
3,000	Maeda Road Construction Co., Ltd.	61,819
5,974	Maire Tecnimont SpA	22,068
3,300	Mirait Holdings Corp.	48,288
5,179	Monadelphous Group, Ltd.	50,217
1,922	Morgan Sindall Group plc	25,802
1,000	Nichireki Co., Ltd.	9,559
3,000	Nippo Corp.	57,392
1,600	Nippon Densetsu Kogyo Co., Ltd.	31,631
700	Nippon Koei Co., Ltd.	15,650
200	Nippon Road Co., Ltd. (The)	10,517
1,500	Nishimatsu Construction Co., Ltd.	33,858
27,352	NRW Holdings, Ltd.	31,104
11,600	Obayashi Corp.	104,173
4,863	Obrascon Huarte Lain SA	3,639
1,100	Okumura Corp.	31,870
8,600	OSJB Holdings Corp.	22,525
12,582	Peab AB	103,145
18,100	Penta-Ocean Construction Co., Ltd.	99,473
1,318	Per Aarsleff Holding A/S	40,254
2,500	Raito Kogyo Co., Ltd.	33,531
20,006	Sacyr SA	39,583
12,041	Salini Impregilo SpA^	19,539
3,500	Sanki Engineering Co., Ltd.	36,052
1,700	Seikitokyu Kogyo Co., Ltd.	9,343
26,757	Service Stream, Ltd.	33,198
3,211	Shapir Engineering And Indus	9,913
11,913	Shikun & Binui, Ltd.*	20,249
8,500	Shimizu Corp.	69,865
1,500	Shinnihon Corp.	14,190
5,521	Skanska AB, Class B	88,200
2,500	SNC-Lavalin Group, Inc.	84,103

Shares		Fair Value
Common Stocks, continued
Construction & Engineering, continued
881	Strabag Se	$25,891
1,000	Sumitomo Densetsu Co., Ltd.	16,477
12,380	Sumitomo Mitsui Construction	75,048
2,479	Sweco AB-B Shs	55,217
700	Taihei Dengyo Kaisha, Ltd.	15,706
800	Taikisha, Ltd.	21,116
2,400	TAISEI Corp.	102,050
400	Tekken Corp.	9,226
900	TOA Corp.	10,710
1,630	Tobishima Corp.	20,815
4,700	Toda Corp.	29,082
400	Toenec Corp.	10,487
1,000	Tokyo Energy & Systems, Inc.	8,834
5,100	Tokyu Construction Co., Ltd.	46,161
1,100	Totetsu Kogyo Co., Ltd.	30,232
4,300	Toyo Construction Co., Ltd.	14,711
3,200	Toyo Engineering Corp.*	18,462
3,109	Veidekke ASA	34,940
3,994	Vinci SA	328,174
1,400	Wakachiku Construction Co., Ltd.	19,781
1,700	Yahagi Construction Co., Ltd.	10,841
7,664	YIT OYJ	44,733
1,200	Yokogawa Bridge Holdings Corp.	18,026
1,200	Yurtec Corp.	9,278

		4,820,665

Construction Materials (0.7%):
23,530	Adelaide Brighton, Ltd.	70,747
1,800	Asia Pile Holdings Corp.	10,470
34,094	Boral, Ltd.	118,595
3,157	Brickworks, Ltd.	36,969
2,325	Buzzi Unicem SpA	40,036
14,374	CRH plc, ADR	378,755
22,791	CSR, Ltd.	45,094
8,443	Fletcher Building, Ltd.*	27,635
1,160	H+H International A/S, Class B*	16,941
2,909	HeidelbergCement AG	177,884
22,895	Ibstock plc(a)	57,800
1,676	Imerys SA	80,176
5,016	James Hardie Industries SE	53,405
400	Krosaki Harima Corp.	23,997
5,132	LafargeHolcim, Ltd., Registered Shares	212,152
12,486	Marshalls PLC	73,780
2,500	Nippon Concrete Industries Co., Ltd.	5,792
500	Shinagawa Refractories Co., Ltd.	17,245
123	Sto Se & Co. KGAA	11,575
1,500	Sumitomo Osaka Cement Co., Ltd.	61,499
7,200	Taiheiyo Cement Corp.	221,629
2,600	TYK Corp.	8,696
1,196	Vicat	56,808

		1,807,680

Consumer Finance (0.3%):
3,600	Aeon Credit Service Co., Ltd.	64,678
15,300	Aiful Corp.*	36,443
96,000	Allied Properties HK, Ltd.	20,785
9,830	Arrow Global Group plc	22,036
6,358	Axactor SE*	13,807
1,360	Cembra Money Bank AG	107,996

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Consumer Finance, continued
3,207	Credit Corp. Group, Ltd.	$42,365
3,900	Credit Saison Co., Ltd.	45,485
18,226	Eclipx Group, Ltd.	31,243
213,600	Enerchina Holdings, Ltd.	13,251
18,254	Flexigroup, Ltd.	17,432
646	Gruppo MutuiOnline SpA	11,719
4,100	Hitachi Capital Corp.	85,627
5,740	Hoist Finance AB(a)	28,072
17,800	Hong Leong Finance, Ltd.	33,138
14,415	International Personal Finance	37,630
4,300	J Trust Co., Ltd.	16,079
1,800	Jaccs Co., Ltd.	29,363
8,298	Money3 Corp., Ltd.	9,650
15,200	Orient Corp.	18,401
4,742	Provident Financial plc*	34,752
4,452	Resurs Holding AB(a)	27,447
38,000	Sun Hung Kai Properties, Ltd.	17,904

		765,303

Containers & Packaging (0.7%):
11,159	Amcor, Ltd.	104,118
10,464	BillerudKorsnas AB^	124,932
4,231	Cascades, Inc.	31,709
1,780	CCL Industries, Inc.	65,280
28,862	DS Smith plc	110,101
800	FP Corp.	48,739
1,900	Fuji Seal International, Inc.	66,533
1,000	Hokkan Holdings, Ltd.	15,963
5,634	Huhtamaki OYJ^	174,985
2,589	Intertape Polymer Group, Inc.	32,092
314	Mayr Melnhof Karton AG	39,533
59,022	Orora, Ltd.	127,585
6,607	Pact Group Holdings, Ltd.	16,153
8,600	Rengo Co., Ltd.	67,756
17,522	RPC Group plc	145,074
16,255	Smurfit Kappa Group plc	431,614
600	Tomoku Co., Ltd.	9,205
3,400	Toyo Seikan Kaisha, Ltd.	77,570
15	Vetropack Holding AG	30,664
1,156	Vidrala SA	97,616
300	Winpak, Ltd.	10,495

		1,827,717

Distributors (0.2%):
14,747	Bapcor, Ltd.	61,160
3,100	Canon Marketing Japan, Inc.	54,819
500	Chori Co., Ltd.	7,575
5,572	Connect Group plc	3,038
1,438	D’ieteren SA/NV	54,113
1,000	Doshisha Co., Ltd.	16,007
1,600	Happinet Corp.	20,339
4,313	Headlam Group plc	22,520
29,210	Inchcape plc	204,399
1,000	Jardine Cycle & Carriage, Ltd.	25,821
7,157	John Menzies plc	46,659
400	Paltac Corp.	18,697
9,571	Ruralco Holdings, Ltd.	20,557
3,025	Uni-Select, Inc.	43,015

		598,719

Shares		Fair Value
Common Stocks, continued
Diversified Consumer Services (0.1%):
23,128	Aa plc	$22,077
1,811	Academedia AB*^(a)	8,047
1,100	Benesse Holdings, Inc.	27,974
32,000	China New Higher Education Group Limited(a)	13,853
3,884	Dignity plc	34,466
23,577	G8 Education, Ltd.	46,982
3,291	Idp Education, Ltd.	22,872
6,026	InvoCare, Ltd.	43,727
1,800	Japan Best Rescue System Co., Ltd.	20,511
8,365	Navitas, Ltd.	29,805
300	PIA Corp.	10,332
700	Studio Alice Co., Ltd.	14,709
1,300	Take And Give Needs Co., Ltd.	20,182

		315,537

Diversified Financial Services (0.7%):
1,573	Ackermans & Van Haaren NV	236,795
657	AKER ASA	34,953
52,095	AMP, Ltd.	89,903
1,140	Banca Ifis SpA	20,095
5,100	Banca Mediolanum SpA	29,755
1,900	Century Tokyo Leasing Corp.	82,677
6,216	Cerved Information Solutions S	50,966
13,442	Challenger, Ltd.	89,829
14,100	Ecn Capital Corp.	35,637
2,300	eGuarantee, Inc.	20,447
20,244	Element Fleet Management Corp.	102,481
3,300	Financial Products Group Co., Ltd.	34,125
158,669	First Pacific Co., Ltd.	61,235
1,200	Fuyo General Lease Co., Ltd.	60,639
1,236,000	G-Resources Group, Ltd.*	7,684
1,800	Ibj Leasing Co., Ltd.	39,311
6,016	IMF Bentham, Ltd.	13,314
800	Japan Investment Adviser Co., Ltd.	22,723
4,600	Japan Securities Finance Co., Ltd.	22,977
23,000	Mitsubishi UFJ Lease & Finance Co., Ltd.	110,222
900	NEC Capital Solutions, Ltd.	12,612
16,085	Ofx Group, Ltd.	19,822
172	Onex Corp.	9,369
24,800	ORIX Corp.	360,385
4,352	Pioneer Credit, Ltd.	8,803
1,100	Ricoh Leasing Co., Ltd.	32,988
14,676	Standard Life Aberdeen plc	48,013
2,800	Zenkoku Hosho Co., Ltd.	87,037

		1,744,797

Diversified Telecommunication Services (2.4%):
26,000	APT Satellite Holdings, Ltd.	10,322
644	BCE, Inc.	25,444
974	BCE, Inc.	38,502
5,067	Belgacom SA	136,737
36,348	Bezeq Israeli Telecommunication Corp., Ltd. (The)	35,589
77,740	BT Group plc	235,285
5,384	Cellnex Telecom SAU(a)	137,516
24,609	Chorus, Ltd.	79,989
155,000	CITIC Telecom International Holdings, Ltd.	54,340
67,539	Deutsche Telekom AG, Registered Shares	1,147,104
4,161	Elisa OYJ	172,286

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Diversified Telecommunication Services, continued
4,460	Euskaltel SA(a)	$35,723
40,490	France Telecom SA	655,135
34,000	Hkbn, Ltd.	51,473
82,295	HKT Trust & HKT, Ltd.	118,495
1,538	Iliad SA	214,918
16,506	Inmarsat plc	79,360
2,100	Internet Initiative Japan, Inc.	47,218
46,232	KCOM Group plc	42,969
61,309	Koninklijke (Royal) KPN NV	179,165
2,835	Masmovil Ibercom SA*	63,127
3,000	Nippon Telegraph & Telephone Corp.	122,165
275,553	PCCW, Ltd.	158,536
9,797	QSC AG	14,198
37,800	Singapore Telecommunications, Ltd.	81,101
13,084	Speedcast International, Ltd.	26,849
2,262	Sunrise Communications Group(a)	199,269
6,021	Superloop, Ltd.*	6,444
580	Swisscom AG, Registered Shares	277,677
29,050	Talktalk Telecom Group plc	42,140
34,736	Telecom Corp. of New Zealand, Ltd.	96,447
337,063	Telecom Italia SpA*	186,701
19,343	Telefonica Deutschland Holding AG	75,675
38,812	Telefonica SA	327,538
4,768	Telekom Austria AG	36,271
5,872	Telenor ASA	113,430
38,292	Telia Co AB	181,808
34,103	Telstra Corp., Ltd.	68,441
14,183	TPG Telecom, Ltd.	64,317
6,450	United Internet AG, Registered Shares	282,117
600	Vision, Inc.*	20,527
28,323	Vocus Communications, Ltd.*	63,819

		6,006,167

Electric Utilities (1.4%):
2,033	Acciona SA	171,644
339	Alpiq Holding AG*	26,417
53,654	AusNet Services	58,785
768	BKW AG	53,766
3,200	Chubu Electric Power Co., Inc.	45,510
2,800	Chugoku Electric Power Co., Inc. (The)	36,309
12,000	CK Infrastructure Holdings, Ltd.	90,586
8,064	CLP Holdings, Ltd.	90,909
5,549	Contact Energy, Ltd.	21,986
18,599	Electricite de France	293,016
563	Elia System Operator SA/NV	37,588
4,746	Endesa SA	109,217
76,385	Enel SpA	440,610
1,737	EVN AG	25,000
2,853	Fortis, Inc.	95,177
9,318	Fortum OYJ	204,336
18,530	Genesis Energy, Ltd.	32,381
30,000	HK Electric Investments, Ltd.	30,232
7,700	Hokkaido Electric Power Co., Inc.	53,522
3,500	Hokuriku Electric Power Co.*	30,530
9,500	Hongkong Electric Holdings, Ltd.	65,959
3,000	Hydro One, Ltd.(a)	44,505
69,581	Iberdrola SA	556,673
23,542	Infratil, Ltd.	57,599

Shares		Fair Value
Common Stocks, continued
Electric Utilities, continued
3,500	Kansai Electric Power Co., Inc. (The)	$52,563
3,800	Kyushu Electric Power Co., Inc.	45,191
9,445	Mighty River Power, Ltd.	23,059
1,925	Okinawa Electric Power Co., Inc.	37,371
673	Orsted A/S(a)	45,059
4,360	Red Electrica Corporacion SA	97,104
18,161	Scottish & Southern Energy plc	249,662
3,300	Shikoku Electric Power Co., Inc.	39,851
43,538	Spark Infrastructure Group	67,781
13,794	Terna SpA	78,293
3,900	Tohoku Electric Power Co., Inc.	51,269
13,100	Tokyo Electric Power Co., Inc. (The)*	77,480
505	Verbund AG, Class A	21,547

		3,558,487

Electrical Equipment (1.3%):
31,470	ABB, Ltd.	600,238
600	Chiyoda Integre Co., Ltd.	10,752
1,200	Daihen Corp.	23,920
500	Denyo Co., Ltd.	6,084
2,400	Fuji Electric Holdings Co., Ltd.	69,992
6,900	Fujikura, Ltd.	27,315
4,000	Furukawa Electric Co., Ltd. (The)	99,545
1,200	Futaba Corp.	17,184
5,200	GS Yuasa Corp.	105,692
400	Hirakawa Hewtech Corp.	3,643
815	Huber & Suhner AG	54,594
76	Hyundai Electric & Energy Systems Co., Ltd.*	1,520
29,500	Johnson Electric Holdings, Ltd.	59,930
245	Kendrion NV	5,855
3,563	Legrand SA	200,511
400	Mabuchi Motor Co., Ltd.	12,228
127,089	Melrose Industries plc	263,129
669	Mersen	17,888
14,300	Mitsubishi Electric Corp.	156,792
1,976	Nexans SA	54,703
1,000	Nidec Corp.	114,620
500	Nippon Carbon Co., Ltd.	18,103
2,700	Nissin Electric Co., Ltd.	19,669
2,100	Nitto Kogyo Corp.	33,342
821	NKT Holding A/S*^	11,194
4,617	Nordex Se*^	40,107
3,659	OSRAM Licht AG	158,838
17	Phoenix Mecano AG	8,701
6,311	PNE Wind AG	17,578
1,501	Prysmian SpA	29,100
400	Sanyo Denki Co., Ltd.	13,097
4,680	Schneider Electric SA	318,464
200	SEC Carbon, Ltd.	16,048
2,150	Sgl Carbon Se*^	15,001
5,790	Siemens Gamesa Renewable Energy*	70,145
4,485	Signify NV(a)	105,260
1,000	Sinfonia Technology Co., Ltd.	12,241
280,000	Solartech International Holding, Ltd.*	2,853
190	Somfy SA	13,714
2,200	SwCC Showa Holdings Co., Ltd.	12,187
900	Takaoka Toko Co., Ltd.	11,230
4,000	Tatsuta Electric Wire And Cable Co., Ltd.	17,621

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Electrical Equipment, continued
2,597	TKH Group NV	$121,156
600	Toyo Tanso Co., Ltd.	11,819
4,400	Ushio, Inc.	46,538
3,650	Vestas Wind Systems A/S	277,197
920	XP Power, Ltd.	24,670

		3,332,008

Electronic Equipment, Instruments & Components (1.9%):
1,300	Ai Holdings Corp.	22,811
4,460	ALPS Electric Co., Ltd.	86,150
506	Also Holding AG, Registered Shares	57,271
2,200	Amano Corp.	42,227
1,200	Arisawa Manufacturing Co., Ltd.	7,971
1,474	Austria Technologie & Systemte	26,070
1,800	Azbil Corp.	35,279
333	Barco NV	37,617
75	Basler AG	10,666
900	Canon Electronics, Inc.	15,684
5,004	Celestica, Inc.*	43,845
1,700	Chino Corp.	19,037
157	Cicor Technologies, Ltd.	6,305
13,600	Citizen Holdings Co., Ltd.	67,489
3,400	CMK Corp.	18,808
2,600	Conexio Corp.	32,312
46,000	Cowell e Holdings, Inc.	5,418
400	Dai-ichi Seiko Co., Ltd.	4,091
1,000	Daiwabo Holdings Co., Ltd.	46,798
545	Datalogic SpA	12,762
3,500	Dexerials Corp.	25,939
30,842	Electrocomponents plc	198,318
800	Enplas Corp.	19,750
1,300	Espec Corp.	22,396
3,469	Esprinet SpA	14,046
148,000	FIH Mobile, Ltd.*	15,404
7,452	Fingerprint Cards AB*	8,539
2,100	Furuno Electric Co., Ltd.	22,483
561	Gooch & Housego plc	8,506
400	Hagiwara Electric Co., Ltd.	10,174
500	Hakuto Co., Ltd.	5,103
12,033	Halma plc	208,264
400	Hamamatsu Photonics K.K.	13,536
1,034	Hexagon AB, Class B	47,753
400	Hirose Electric Co., Ltd.	39,593
1,500	Hitachi High-Technologies Corp.	46,795
19,800	Hitachi, Ltd.	526,393
1,200	Hochiki Corp.	12,466
2,000	Horiba, Ltd.	80,909
1,500	Hosiden Corp.	9,937
5,100	IBIDEN Co., Ltd.	71,292
91	Inficon Holding AG	46,192
2,823	Ingenico Group	159,645
1,000	Iriso Electronics Co., Ltd.	36,589
4,000	Japan Aviation Electronics Industry, Ltd.	45,898
2,000	Japan Cash Machine Co., Ltd.	17,114
21,200	Japan Display, Inc.*	14,026
1,679	Jenoptik AG	43,819
1,000	Kaga Electronics Co., Ltd.	18,179
400	Keyence Corp.	201,620

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
1,200	Koa Corp.	$13,955
2,388	Kudelski SA	13,741
2,900	Kyocera Corp.	144,234
3,500	Kyosan Electric Manufacturing Co., Ltd.	13,312
684	Lagercrantz Group AB, Class B	6,661
26	Lem Holding SA, Registered Shares	27,747
1,400	Macnica Fuji Electronics Holdings	17,327
700	Maruwa Co., Ltd./Aichi	35,304
2,000	Meiko Electronics Co., Ltd.	32,546
2,366	Micronic Mydata AB	31,696
800	Murata Manufacturing Co., Ltd.	110,245
1,500	Nagano Keiki Co., Ltd.	10,316
267	Nederland Apparatenfabriek	12,599
1,300	NF Corp.	17,617
2,800	Nichicon Corp.	20,190
600	Nippon Chemi-Con Corp.	10,408
2,900	Nippon Electric Glass Co., Ltd.	70,523
3,400	Nippon Signal Co., Ltd.	27,514
600	Nissha Printing	7,085
600	Nohmi Bosai, Ltd.	9,978
3,600	OKI Electric Industry Co., Ltd.	42,386
2,600	Omron Corp.	93,725
1,200	Optex Group Co., Ltd.	18,769
13,505	Opus Group AB	7,307
3,000	Osaki Electric Co., Ltd.	18,243
3,519	Oxford Instruments plc	40,756
8,300	Pricer AB	8,720
2,039	Renishaw plc	110,189
1,400	Ryoden Corp.	17,972
600	Ryosan Co., Ltd.	15,899
600	Ryoyo Electro Corp.	8,402
900	Sanshin Electronics Co., Ltd.	16,145
700	Shibaura Electronics Co., Ltd.	22,209
900	Shimadzu Corp.	17,614
600	Shinko Shoji Co., Ltd.	9,642
2,000	Siix Corp.	25,775
600	SMK Corp.	11,839
3,455	Spectris plc	100,011
6,120	Strix Group plc	10,983
2,000	Sumida Corp.	22,722
1,800	Sun-Wa Technos Corp.	16,787
700	Tachibana Eletech Co., Ltd.	9,853
8,000	Taiyo Yuden Co., Ltd.	120,849
2,500	Tamura Corp.	12,013
3,700	TDK Corp.	263,311
1,800	Terilogy Co., Ltd.*	17,535
1,200	Tokyo Electron Device, Ltd.	18,702
5,000	Topcon Corp.	65,610
1,300	Toyo Corp.	9,613
3,485	Tt Electronics plc	8,703
1,100	UKC Holdings Corp.	18,279
200	V Technology Co., Ltd.	22,884
312	Vaisala OYJ, Class A	5,896
47,400	Valuetronics Holdings, Ltd.	22,787
6,300	Venture Corp., Ltd.	63,862
74,000	Vstecs Holdings, Ltd.	35,692
3,200	Yaskawa Electric Corp.	77,505

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
2,200	Yokogawa Electric Corp.	$37,741
1,700	Yokowo Co., Ltd.	21,999

		4,691,216

Energy Equipment & Services (0.6%):
5,393	Aker Solutions ASA*	24,834
7,314	Aker Solutions ASA*	11,005
1,137	Bonheur ASA	12,333
1,778	Bourbon Corp.*	6,986
2,991	BW Offshore, Ltd.*	11,070
5,101	Calfrac Well Services, Ltd.*	9,118
5,874	Ces Energy Solutions Corp.	13,555
40,341	CGG SA*	52,925
4,726	Computer Modelling Group, Ltd.	21,085
6,058	Enerflex, Ltd.	70,921
8,606	Ensign Energy Services, Inc.	30,200
106,730	Ezion Holdings, Ltd.*	3,610
4,488	Fugro NV*	38,531
6,704	Hunting plc	40,686
22,482	John Wood Group plc	143,925
12,946	Kvaerner ASA*	17,974
8,257	Lamprell plc*	6,360
4,500	Mullen Group, Ltd.	40,253
2,400	North American Construction Group, Ltd.	21,363
3,324	Ocean Yield ASA	22,712
3,553	Odfjell Drilling, Ltd.*	8,550
2,900	Pason Systems, Inc.	38,858
22,298	Petrofac, Ltd.	135,243
18,993	Petroleum Geo-Services ASA*	26,085
16,362	Precision Drilling Corp.*	28,409
398	ProSafe SE*	614
15,278	Saipem SpA*	56,961
9,766	SBM Offshore NV	144,562
174	Schoeller-Blackman Oilfield Equipment AG	11,450
8,377	Secure Energy Services, Inc.	43,020
3,900	ShawCor, Ltd.	47,371
2,400	Shinko Plantech Co., Ltd.	25,306
17,755	Solstad Offshore ASA*^	3,564
3,710	Spectrum ASA	15,735
8,470	Subsea 7 SA	82,917
877	Tecnicas Reunidas SA	21,393
1,938	Tenaris SA	20,771
4,203	TGS NOPEC Geophysical Co. ASA	101,985
900	Total Energy Services, Inc.	6,442
400	Toyo Kanetsu KK	8,150
13,311	Trican Well Service, Inc.*	11,604
10,731	Vallourec SA*^	19,842
10,270	WorleyParsons, Ltd.	82,580

		1,540,858

Entertainment (0.7%):
1,400	Ateam, Inc.	18,656
2,500	Avex Group Holdings, Inc.	31,988
5,101	Borussia Dortmund GMBH & Co. KGaA	46,467
2,600	Capcom Co., Ltd.	51,836
4,665	Cineplex, Inc.	86,943
64,925	Cineworld Group plc	217,255
2,000	Colopl, Inc.	13,810

Shares		Fair Value
Common Stocks, continued
Entertainment, continued
2,160	CTS Eventim AG & Co. KGaA	$80,597
1,600	Daiichikosho Co., Ltd.	75,631
4,200	DeNA Co., Ltd.	69,901
4,400	DHX Media, Ltd.*	7,221
21,093	Entertainment One, Ltd.	95,476
6,450	Event Hospitality And Entertainment, Ltd.	61,812
15,900	Gungho Online Enetertainment, Inc.	29,138
38,000	Igg, Inc.	51,591
594	Kinepolis Group NV	33,123
1,100	Konami Corp.	48,444
1,700	Marvelous, Inc.	12,061
5,300	Nexon Co., Ltd.*	67,715
200	Nintendo Co., Ltd.	52,849
36,000	SMI Holdings Group, Ltd.*	10,759
700	Square Enix Holdings Co., Ltd.	18,861
13,788	Technicolor SA*^	14,968
400	Toei Animation Co., Ltd.	14,814
200	Toei Co., Ltd.	23,641
1,000	Toho Co., Ltd.	36,143
2,851	UbiSoft Entertainment SA*	228,690
8,284	Village Roadshow, Ltd.*	15,815
5,312	Vivendi Universal SA	129,050

		1,645,255

Food & Staples Retailing (1.9%):
5,600	Aeon Co., Ltd.	110,225
500	Ain Holdings, Inc.	35,692
800	Albis Co., Ltd.	17,626
3,200	Alcanna, Inc.	9,870
2,144	Alimentation Couche-Tard, Inc.	106,666
1,309	Amsterdam Commodities NV	26,100
2,400	Arcs Co., Ltd.	53,792
1,537	Axfood AB	26,356
1,200	Axial Retailing, Inc.	40,128
900	Belc Co., Ltd.	42,192
21,524	Carrefour SA	366,809
2,135	Casino Guichard-Perrachon SA	88,618
1,100	Cawachi, Ltd.	18,092
400	Cocokara Fine, Inc.	19,465
6,463	Coles Group, Ltd.*	53,432
2,636	Colruyt SA	187,756
200	Cosmos Pharmaceutical Corp.	33,609
1,300	Create SD Holdings Co., Ltd.	30,967
500	Daikokutenbussan Co., Ltd.	18,673
1,500	Dairy Farm International Holdings, Ltd.	13,547
24,356	Distribuidora Internacional de Alimentacion SA^	12,791
800	Eco’s Co., Ltd.	14,759
3,691	Empire Co., Ltd., Class A	77,957
300	FamilyMart Co., Ltd.	37,906
900	G-7 Holdings, Inc.	18,271
1,600	Heiwado Co., Ltd.	36,656
1,831	ICA Gruppen AB	65,546
200	Itochu-Shokuhin Co., Ltd.	8,663
34,091	J Sainsbury plc	114,938
600	Japan Meat Co., Ltd.	9,235
580	Kesko OYJ, Class A	28,954
761	Kesko OYJ, Class B	41,023
600	Kobe Bussan Co., Ltd.	17,672

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing, continued
15,087	Koninklijke Ahold Delhaize NV	$380,557
400	LAWSON, Inc.	25,402
800	Life Corp.	16,518
1,111	Loblaw Cos., Ltd.	49,739
1,430	Marr SpA	33,754
54,594	Metcash, Ltd.	94,186
10,912	METRO AG	167,756
1,817	Metro, Inc.	63,016
600	Ministop Co., Ltd.	11,265
900	Mitsubishi Shokuhin Co., Ltd.	22,915
600	Nihon Chouzai Co., Ltd.	17,449
1,801	North West Co., Inc.	41,456
2,000	Okuwa Co., Ltd.	20,262
31,200	Olam International, Ltd.	37,799
1,200	Qol Holdings Co., Ltd.	18,103
1,094	Rallye SA	11,269
337	Rami Levy Chain Stores Hashikm	17,335
1,000	Retail Partners Co., Ltd.	10,152
600	San-A Co., Ltd.	22,798
7,200	Seven & I Holdings Co., Ltd.	313,548
28,900	Sheng Siong Group, Ltd.	22,489
6,398	Shufersal, Ltd.	41,958
1,454	Sligro Food Group NV	57,908
1,800	Sogo Medical Holdings Co., Ltd.	33,985
37,635	Sonae SGPS SA	34,877
500	Sugi Holdings Co., Ltd.	19,762
1,300	Sundrug Co., Ltd.	38,674
157,374	Tesco plc	381,282
400	Tsuruha Holdings, Inc.	34,316
3,100	United Supermarkets Holdings	33,859
2,200	Valor Co., Ltd.	53,291
700	Watahan & Co., Ltd.	14,310
1,000	Welcia Holdings Co., Ltd.	45,424
6,463	Wesfarmers, Ltd.(c)	146,740
1,793	Weston (George), Ltd.	118,285
68,290	William Morrison Supermarkets plc	185,065
7,199	Woolworths, Ltd.	149,138
800	Yakuodo Co., Ltd.	18,874
700	Yamatane Corp.	10,678
800	Yamaya Corp.	16,096
700	Yaoko Co., Ltd.	38,454
2,800	Yokohama Reito Co., Ltd.	23,224

		4,677,954

Food Products (2.7%):
3,191	A2 Milk Co., Ltd.*	23,590
4,938	AAK AB	68,323
364	Agrana Beteiligungs AG	6,697
2,600	Ajinomoto Co., Inc.	46,132
34,820	Aryzta AG*	38,687
2,381	Associated British Foods plc	61,915
772	Atria OYJ	5,829
5,111	Austevoll Seafood ASA	63,106
23,247	Australian Agricultural Co., Ltd.*	17,951
546	Bakkafrost P/F	26,730
33	Barry Callebaut AG, Registered Shares	51,338
6,130	Bega Cheese, Ltd.	21,302
125	Bell AG	38,825

Shares		Fair Value
Common Stocks, continued
Food Products, continued
3,394	Bellamy’s Australia, Ltd.*	$17,469
854	Bonduelle S.C.A.	27,748
1,100	Calbee, Inc.	34,381
1	Chocoladefabriken Lindt & Spruengli AG, Registered Shares	74,560
800	Chubu Shiryo Co., Ltd.	8,848
12,278	Cloetta AB	33,769
10,412	Costa Group Holdings, Ltd.	54,401
3,432	Cranswick plc	114,752
11,722	Dairy Crest Group plc	62,975
4,569	Danone SA	321,978
16,123	Devro plc	32,827
500	Dydo Drinco, Inc.	26,298
2,372	Ebro Foods SA	47,291
8,443	Elders, Ltd.	42,032
111	Emmi AG	77,090
700	Ezaki Glico Co., Ltd.	35,361
16,300	First Resources, Ltd.	18,376
6,952	Fonterra Co-Operative Group, Ltd.	21,636
1,616	Forfarmers NV	14,862
3,716	Freedom Foods Group, Ltd.	12,170
1,000	Fuji Oil Co., Ltd.	31,918
700	Fujicco Co., Ltd.	15,183
11,788	Glanbia plc	220,857
260,400	Golden Agri-Resources, Ltd.	46,689
11,957	GrainCorp, Ltd.	77,209
27,018	Greencore Group plc	61,282
3,373	Grieg Seafood ASA	39,685
1,119	Hilton Food Group plc	12,865
1,600	Hokuto Corp.	28,167
1,200	House Foods Group, Inc.	41,490
15,498	Inghams Group, Ltd.	45,072
3,700	Itoham Yonekyu Holdings, Inc.	22,453
47,400	Japfa, Ltd.	25,285
300	J-Oil Mills, Inc.	10,472
800	Kagome Co., Ltd.	20,843
400	Kameda Seika Co., Ltd.	18,127
700	Kenko Mayonnaise Co., Ltd.	12,309
1,567	Kerry Group plc, Class A	154,776
1,100	Kewpie Corp.	24,706
400	Kikkoman Corp.	21,469
900	Kotobuki Spirits Co., Ltd.	34,370
59	KWS Saat SE	17,573
147	Lassonde Industries, Inc.	21,454
3,154	Leroy Seafood Group ASA	24,168
5	Lotus Bakeries	12,310
3,549	Maple Leaf Foods, Inc.	71,059
3,528	Marine Harvest	74,318
1,200	Marudai Food Co., Ltd.	18,844
2,600	Maruha Nichiro Corp.	87,885
2,400	Megmilk Snow Brand Co., Ltd.	62,169
1,100	Meiji Holdings Co., Ltd.	89,646
800	Mitsui Sugar Co., Ltd.	20,256
700	Morinaga & Co., Ltd.	30,296
3,000	Morinaga Milk Industry Co., Ltd.	84,556
300	Nakamuraya Co., Ltd.	11,474
21,347	Nestle SA, Registered Shares	1,736,235

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Food Products, continued
4,900	Nichirei Corp.	$134,140
800	Nippon Beet Sugar Manufacturing Co., Ltd.	13,133
2,800	Nippon Flour Mills Co., Ltd.	46,744
2,100	Nippon Meat Packers, Inc.	78,953
20,100	Nippon Suisan Kaisha, Ltd.	112,049
800	Nisshin Oillio Group, Ltd. (The)	22,771
2,300	Nisshin Seifun Group, Inc.	47,488
900	Nissin Sugar Co., Ltd.	16,958
984	Norway Royal Salmon ASA	20,374
326	Orior AG	26,479
2,710	Orkla ASA, Class A	21,325
11,559	Parmalat SpA	37,742
1,700	Petra Foods, Ltd.	1,634
51,099	Premier Foods plc*	21,395
988	Premium Brands Holdings Corp.	54,184
2,000	Prima Meat Packers, Ltd.	35,966
33,700	PT Tiga Pilar Sejahtera Food Tbk*	295
7,054	Raisio Oyj, Class-V	18,941
11,598	Ridley Corp., Ltd.	10,545
1,000	Rock Field Co., Ltd.	15,024
5,300	Rogers Sugar, Inc.	21,122
600	S Foods, Inc.	22,484
1,029	Salmar ASA	50,928
1,323	Saputo, Inc.	37,984
127	Savencia SA	8,114
3,496	Scales Corp., Ltd.	10,543
3,767	Scandi Standard AB	26,347
786	Schouw & Co.	58,532
2,304	Select Harvests, Ltd.	9,897
1,200	Showa Sangyo Co., Ltd.	32,658
306	Sipef SA	17,094
300	Starzen Co., Ltd.	10,307
1,353	Strauss Group, Ltd.	30,784
3,472	Suedzucker AG	44,990
9,961	Tassal Group, Ltd.	31,003
24,614	Tate & Lyle plc	206,613
700	Toyo Suisan Kaisha, Ltd.	24,432
58	United International Enterprises	11,830
432	Vilmorin & CIE SA	27,968
2,508	Viscofan SA	138,233
22,000	Vitasoy International Holdings, Ltd.	83,465
400	Warabeya Nichiyo Holdings Co., Ltd.	7,043
2,992	Wessanen	27,291
238,612	WH Group, Ltd.(a)	181,959
25,400	Wilmar International, Ltd.	58,208
200	Yakult Honsha Co., Ltd.	14,024
2,000	Yamazaki Baking Co., Ltd.	41,902

		6,848,614

Gas Utilities (0.4%):
1,900	AltaGas, Ltd.	19,348
12,578	APA Group	75,284
7,633	Gas Natural SDG SA	193,621
26,771	Hong Kong & China Gas Co., Ltd.	55,254
16,993	Italgas SpA	97,121
800	K&O Energy Group, Inc.	10,859
2,400	Nippon Gas Co., Ltd.	87,731
2,100	Osaka Gas Co., Ltd.	38,378

Shares		Fair Value
Common Stocks, continued
Gas Utilities, continued
2,331	Rubis SCA	$124,641
1,300	Saibu Gas Co., Ltd.	30,168
3,700	Shizuoka Gas Co. Ltd.	28,656
10,212	Superior Plus Corp.	72,419
800	Toho Gas Co., Ltd.	33,715
2,200	Tokyo Gas Co., Ltd.	55,645
800	Valener, Inc.	11,335

		934,175

Health Care Equipment & Supplies (1.2%):
2,602	Ambu A/S	62,680
3,613	Ansell, Ltd.	56,072
11,514	Arjo AB, Class B	36,995
1,600	Asahi Intecc Co., Ltd.	68,113
1,767	bioMerieux	116,461
792	Cochlear, Ltd.	96,218
1,014	Coloplast A/S, Class B	94,213
251	Coltene Holding AG	21,525
1,992	Consort Medical plc	23,818
11,036	Convatec Group plc(a)	19,490
781	DiaSorin SpA	63,271
509	Draegerwerk AG & Co. KGaA	27,154
311	Draegerwerk AG & Co. KGAA	14,671
185	Eckert & Ziegler AG	13,039
2,223	Elekta AB, Class B	26,406
633	Essilor International SA Compagnie Generale d’Optique	79,919
4,164	Fisher & Paykel Healthcare Corp., Ltd.	36,095
8,277	Getinge AB, Class B	75,112
7,376	GN Store Nord A/S	275,772
405	Guerbet	24,304
800	Hogy Medical Co., Ltd.	22,843
2,000	HOYA Corp.	122,262
1,300	JEOL, Ltd.	19,508
6,713	Koninklijke Philips Electronics NV	236,554
3,787	Koninklijke Philips Electronics NV, NY Shares, NYS	132,962
500	Mani, Inc.	18,822
500	Menicon Co., Ltd.	12,684
1,500	Nihon Kohden Corp.	48,462
2,300	Nikkiso Co., Ltd.	19,116
8,900	Nipro Corp.	108,682
3,500	Olympus Co., Ltd.	107,038
900	Paramount Bed Holdings Co., Ltd.	37,249
1,192	Sartorius AG	148,832
564	Sectra AB*	12,022
13,222	Smith & Nephew plc	245,871
411	Sonova Holding AG, Registered Shares	67,041
360	Stratec Se	20,816
184	Straumann Holding AG, Registered Shares	116,430
800	Sysmex Corp.	38,603
1,600	Terumo Corp.	89,899
3,137	William Demant Holding A/S*	88,945

		2,945,969

Health Care Providers & Services (0.8%):
4,943	Al Noor Hospitals Group plc	20,234
2,700	Alfresa Holdings Corp.	69,862
3,417	Amplifon SpA	55,327
18,377	Australian Pharmaceutical Industries, Ltd.	17,870
1,100	Bml, Inc.	28,090

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
3,715	CareTech Holdings plc	$16,186
6,200	CRH Medical Corp.*	18,986
4,556	Ebos Group, Ltd.	61,420
4,221	Estia Health, Ltd.	6,806
4,012	Extendicare, Inc.	18,664
2,001	Fagron	32,624
1,000	FALCO Holdings Co., Ltd.	13,514
6,326	Fresenius Medical Care AG & Co., KGaA	410,856
2,812	Fresenius SE & Co. KGaA	135,907
27,126	Healius, Ltd.	42,595
66,724	Healthscope, Ltd.	104,782
2,000	Japan Lifeline Co., Ltd.	25,420
1,000	Japan Medical Dynamic Marketing, Inc.	10,066
16,930	Japara Healthcare, Ltd.	13,360
2,739	Korian-Medica	97,290
225	Lna Sante	11,207
3,204	Medical Facilities Corp.	35,303
2,000	Medipal Holdings Corp.	43,269
7,584	Metlifecare, Ltd.	27,351
2,800	Miraca Holdings, Inc.	63,119
1,800	N Field Co., Ltd.	15,713
2,200	Nichiigakkan Co., Ltd.	20,552
1,110	NMC Health plc	38,796
17,940	Oceania Healthcare, Ltd.	12,843
11,311	Oriola Corp.	25,713
1,060	Orpea	107,933
24,900	Raffles Medical Group, Ltd.	20,041
1,806	Ramsay Health Care, Ltd.	73,416
873	Rhoen-Klinikum AG	22,006
3,746	Ryman Healthcare, Ltd.	26,910
2,200	Ship Healthcare Holdings, Inc.	81,680
59,044	Sigma Healthcare, Ltd.	23,601
1,900	Solasto Corp.	19,166
3,129	Sonic Healthcare, Ltd.	48,716
8,887	Spire Healthcare Group plc(a)	12,291
10,895	Summerset Group Holdings, Ltd.	46,624
800	Suzuken Co., Ltd.	41,065
1,800	Toho Holdings Co., Ltd.	43,830
2,400	Tsukui Corp.	18,114
2,900	UDG Healthcare plc	21,991
3,435	Virtus Health, Ltd.	10,675
2,800	Vital Ksk Holdings, Inc.	28,686

		2,140,470

Health Care Technology (0.1%):
14,160	AGFA-Gevaert NV*	54,092
2,052	Ascom Holding AG	28,433
857	Compugroup Medical Se	39,669
2,300	EM Systems Co., Ltd.	21,203
2,389	Emis Group plc	27,786
3,000	M3, Inc.	40,658
800	Nnit A/S(a)	22,523
1,213	Raysearch Laboratories AB*	13,237
300	Software Service, Inc.	22,003

		269,604

Hotels, Restaurants & Leisure (2.3%):
3,022	Accor SA	128,139
36,400	Accordia Golf Trust	13,495

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
600	AEON Fantasy Co., Ltd.	$14,624
1,000	Arcland Service Holdings Co., Ltd.	19,728
23,206	Ardent Leisure Group, Ltd.*	24,186
5,866	Aristocrat Leisure, Ltd.	89,569
4,300	Atom Corp.	37,191
7,557	Autogrill SpA	63,636
1,707	Basic-Fit NV*(a)	50,600
3,095	Betsson AB*	25,557
24,000	Cafe de Coral Holdings, Ltd.	58,075
1,830	Carnival plc, ADR	89,176
700	Central Sports Co., Ltd.	22,162
72,000	Century City International Holdings, Ltd.	6,537
485	Cie des Alpes	13,702
9,479	Collins Foods, Ltd.	41,277
2,000	Colowide Co., Ltd.	42,072
8,814	Compass Group plc	185,019
2,200	Corporate Travel Management, Ltd.	33,261
1,425	Cox & Kings Financial Services, Ltd.*	1,329
2,000	Create Restaurants Holdings In	21,261
7,191	Crown, Ltd.	60,055
1,951	Domino’s Pizza Enterprises, Ltd.	55,845
23,341	Domino’s Pizza Group plc	69,114
1,600	Doutor Nichires Holdings Co., Ltd.	29,395
6,304	Elior Group(a)	93,996
29,990	Enterprise Inns plc*	69,148
6,500	Fairwood Holdings, Ltd.	21,761
2,425	Flight Centre, Ltd.	73,290
800	Fuji Kyuko Co., Ltd.	23,410
600	Fujita Kanko, Inc.	15,099
557	Fuller Smith & Turner plc, Class A	6,312
17,010	Galaxy Entertainment Group, Ltd.	106,773
200	Genki Sushi Co., Ltd.	8,095
102,700	Genting Singapore, Ltd.	73,537
2,773	Great Canadian Gaming Corp.*	97,248
17,083	Greene King plc	114,954
8,283	Greggs plc	133,646
16,772	GVC Holdings plc	144,135
600	Hiday Hidaka Corp.	11,990
1,700	HIS Co., Ltd.	61,359
18,000	Hongkong & Shanghai Hotels (The)	25,469
11,300	Hotel Grand Central, Ltd.	10,358
400	Ichibanya Co., Ltd.	15,134
1,726	Intercontinental Hotels Group plc, ADR	94,222
900	Intertain Group, Ltd. (The)*	7,108
7,041	JD Wetherspoon plc	99,874
1,491	Jpj Group plc*	12,106
868	Jumbo Interactive, Ltd.	4,362
1,700	Komeda Holdings Co., Ltd.	33,439
1,900	Koshidaka Holdings Co., Ltd.	22,664
900	Kourakuen Holdings Corp.*	21,572
400	Kura Corp.	19,749
1,100	Kyoritsu Maintenance Co., Ltd.	47,921
70,000	Macau Legend Development, Ltd.	12,122
33,812	Marston’s plc	40,438
200	Matsuya Foods Co., Ltd.	6,611
36,000	Melco International Development Ltd.	72,584
5,571	Melia Hotels International SA	52,410

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
45,260	Merlin Entertainments plc(a)	$183,147
15,327	MGM China Holdings, Ltd.	25,801
6,833	Millennium & Copthorne Hotels	40,680
14,000	Miramar Hotel & Investment	27,213
10,745	Mitchells & Butlers plc*	35,194
410	Mty Food Group, Inc.	18,214
72,000	NagaCorp, Ltd.	76,927
8,615	NetEnt AB*	35,507
400	Ohsho Food Service Corp.	26,293
1,223	Orascom Development Holding AG*	18,539
200	Oriental Land Co., Ltd.	20,309
1,016	Paddy Power Betfair plc	82,620
2,258	Paddy Power plc(c)	184,964
2,702	Pandox AB	44,929
900	Pizza Pizza Royalty Corp.	5,901
10,182	PlayTech plc	49,756
12,439	Rank Group plc	21,844
30,000	Regal Hotels International Holdings, Ltd.	20,013
600	Renaissance, Inc.	11,202
4,200	Resorttrust, Inc.	62,014
1,092	Restaurant Brands International, Inc.	57,056
392	Restaurant Brands International, Inc.	20,502
6,416	Restaurant Brands New Zealand, Ltd.	35,831
33,738	Restaurant Group plc (The)	61,314
800	Ringer Hut Co., Ltd.	16,654
4,600	Round One Corp.	47,556
1,300	Royal Holdings Co., Ltd.	29,986
1,200	Saint Marc Holdings Co., Ltd.	26,642
1,300	Saizeriya Co., Ltd.	22,333
16,988	Sands China, Ltd.	73,571
2,943	Scandic Hotels Group AB(a)	25,995
44,000	Shangri-La Asia, Ltd.	64,834
56,868	SJM Holdings, Ltd.	52,432
1,162	Skistar AB	27,132
28,970	Sky City Entertainment Group, Ltd.	68,902
2,200	Skylark Co., Ltd.	34,888
1,707	Sodexo SA	174,558
24,479	SSP Group plc	201,621
27,111	Star Entertainment Group, Ltd. (The)	87,052
1,200	Stars Group, Inc. (The)*	19,815
500	Sushiro Global Holdings, Ltd.	27,212
35,219	Tabcorp Holdings, Ltd.	106,389
3,181	Telepizza Group SA(a)	21,452
581	The Gym Group plc(a)	2,024
50,634	Thomas Cook Group plc	19,693
4,500	Tokyo Dome Corp.	38,155
1,100	Toridoll Holding Corp.	18,243
400	Tosho Co., Ltd.	12,403
8,666	TUI AG	124,351
6,856	Unibet Group plc	63,327
2,777	Whitbread plc	161,630
41,297	William Hill plc	81,311
26,430	Wynn Macau, Ltd.	56,877
900	Yossix Co., Ltd.	22,977
3,500	Zensho Holdings Co., Ltd.	85,433

		5,829,119

Shares		Fair Value
Common Stocks, continued
Household Durables (1.9%):
1,604	Bang & Olufsen A/S*	$21,873
37,154	Barratt Developments plc	219,274
7,834	Bellway plc	250,142
6,428	Berkeley Group Holdings plc (The)	285,071
1,566	Bigben Interactive	14,379
5,170	Bonava AB^	66,761
7,123	Bovis Homes Group plc	78,259
3,865	Breville Group, Ltd.	29,012
2,200	Casio Computer Co., Ltd.	26,358
600	Chofu Seisakusho Co., Ltd.	11,350
1,800	Cleanup Corp.	10,446
1,900	Corona Corp.	18,532
9,695	Countryside Properties plc(a)	37,461
15,326	Crest Nicholson Holdings plc	63,886
2,921	De’Longhi	73,966
7,507	Dfs Furniture plc	17,353
1,000	Dorel Industries, Inc.	12,923
2,152	Duni AB	23,884
4,630	Electrolux AB, Series B, B Shares	98,151
2,700	Es-Con Japan, Ltd.	15,786
1,900	First Juken Co., Ltd.	20,632
2,053	Fiskars OYJ Abp	35,404
2,700	FJ Next Co., Ltd.	22,071
87	Forbo Holding AG	122,125
1,600	Foster Electric Co., Ltd.	18,351
2,600	France Bed Holdings Co., Ltd.	21,241
1,600	Fuji Corp., Ltd.	11,967
2,300	Fujitsu General, Ltd.	29,700
14,200	Haseko Corp.	148,684
1,200	Hinokiya Group Co., Ltd.	23,425
700	Hoosiers Holdings	3,975
187	Hunter Douglas NV	12,432
13,919	Husqvarna AB, Class B	103,545
3,200	Iida Group Holdings Co., Ltd.	55,918
5,228	JM AB^	101,919
4,600	Jvc Kenwood Corp.	9,942
1,561	Kaufman & Broad SA	59,596
1,400	KI-Star Real Estate Co., Ltd.	20,803
1,300	LEC, Inc.	19,106
540	Leifheit AG	10,970
62,400	Man Wah Holdings, Ltd.	24,999
24,194	McCarthy & Stone plc(a)	42,565
10	Metall Zug AG	25,427
1,200	Misawa Homes Co., Ltd.	8,124
1,600	Nihon Eslead Corp.	21,229
4,500	Nikon Corp.	66,692
9,589	Nobia AB	53,235
39,400	Panasonic Corp.	353,572
5,699	Persimmon plc	139,601
31,200	Pioneer Corp.*	18,150
3,200	Pressance Corp.	37,867
15,445	Redrow plc	96,406
1,000	Rinnai Corp.	65,495
500	Sangetsu Corp.	9,021
1,048	SEB SA	134,853
13,000	Sekisui Chemical Co., Ltd.	192,378
10,400	Sekisui House, Ltd.	152,504

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Household Durables, continued
3,000	Sharp Corp.	$30,490
10,400	Sony Corp.	500,901
2,500	Space Value Holdings Co., Ltd.	21,501
2,200	Starts Corp., Inc.	48,653
6,900	Sumitomo Forestry Co., Ltd.	89,711
328	Surteco SE	8,368
1,100	Tamron Co., Ltd.	15,671
171,627	Taylor Wimpey plc	296,821
20,687	Techtronic Industries Co., Ltd.	109,047
2,790	Telford Homes plc	10,138
805	The Vitec Group plc	12,229
1,000	Toa Corp./Hyogo	9,028
400	Token Corp.	23,559
6,166	Tomtom NV*	55,513
2,000	Zojirushi Corp.	17,685

		4,918,106

Household Products (0.2%):
3,975	Essity AB, Class B	97,736
248	Henkel AG & Co. KGaA	24,386
2,800	Lion Corp.	57,763
14,255	Mcbride plc	22,654
1,600	Pigeon Corp.	69,096
5,635	PZ Cussons plc	15,232
2,279	Reckitt Benckiser Group plc	174,012
1,800	Unicharm Corp.	58,161

		519,040

Independent Power and Renewable Electricity Producers (0.3%):
1,967	Albioma SA	42,654
4,859	Boralex, Inc., Class A	59,945
3,600	Capital Power Corp.	70,127
30,000	China Everbright Greentech, Ltd.(a)	21,383
25,298	Drax Group plc	115,221
5,259	Edp Renovaveis SA	46,872
1,300	Electric Power Development Co., Ltd.	30,796
1,162	ERG SpA	21,918
9,297	Falck Renewables SpA	24,928
54,874	Infigen Energy*	17,968
3,741	Innergex Renewable Energy, Inc.	34,368
1,207	Kenon Holdings, Ltd.	18,142
10,105	Meridian Energy, Ltd.	22,994
4,661	Northland Power, Inc.	74,099
2,000	Polaris Infrastructure, Inc.	15,092
1,917	Scatec Solar ASA^(a)	16,291
16,748	Transalta Corp.	68,587
1,200	Transalta Renewables, Inc.	9,116
4,427	Uniper SE	114,601
2,800	West Holdings Corp.	32,142

		857,244

Industrial Conglomerates (0.7%):
8,000	Chevalier International Holdings Ltd.	11,273
26,645	Cir-Compagnie Industriali Riun	28,312
12,930	CK Hutchison Holdings, Ltd.	123,570
1,493	DCC plc	113,477
2,000	Guoco Group, Ltd.	25,385
17,500	Hopewell Holdings, Ltd.	76,944
1,269	Indus Holding AG	56,639

Shares		Fair Value
Common Stocks, continued
Industrial Conglomerates, continued
515	Italmobiliare SpA	$10,825
1,500	Katakura Industries Co., Ltd.	15,191
1,800	Keihan Electric Railway Co., Ltd.	73,230
23,700	Keppel Corp., Ltd.	102,996
1,284	Lifco AB-B Shs	47,620
5,400	Nisshinbo Holdings, Inc.	41,137
1,487	Nolato AB	61,780
23,000	NWS Holdings, Ltd.	47,204
2,675	Rheinmetall AG	236,177
2,400	Seibu Holdings, Inc.	41,636
57,400	SembCorp Industries, Ltd.	107,219
70,000	Shun Tak Holdings, Ltd.	21,899
3,803	Siemens AG, Registered Shares	424,089
5,436	Smiths Group plc	94,103
5,400	Tokai Holdings Corp.	43,096

		1,803,802

Insurance (4.3%):
5,489	Admiral Group plc	142,664
34,241	AEGON NV	159,156
3,711	Ageas NV	166,695
67,040	AIA Group, Ltd.	551,525
4,109	Alm Brand A/S	31,437
700	Anicom Holdings, Inc.	23,186
554	April SA	12,647
5,560	Asr Nederland NV	219,428
20,632	Assicurazioni Generali SpA	345,198
1,203	AUB Group, Ltd.	10,530
78,834	Aviva plc	375,937
15,366	AXA SA	331,026
1,671	Baloise Holding AG, Registered Shares	230,737
25,009	Beazley plc	159,764
7,384	Chesnara plc	32,509
1,599	Clal Insurance Enterprises Holdings, Ltd.*	22,597
2,983	CNP Assurances SA	63,089
5,028	Coface SA	45,672
10,100	Dai-ichi Life Insurance Co., Ltd.	156,524
72,468	Direct Line Insurance Group plc	293,472
82	E-L Financial Corp., Ltd.	44,214
598	Fairfax Financial Holdings, Ltd.	263,286
268	FBD Holdings plc	2,529
1,983	Gjensidige Forsikring ASA	30,906
2,600	Great-West Lifeco, Inc.	53,676
578	Grupo Catalana Occidente SA	21,528
1,164	Hannover Rueck SE	156,885
5,987	Harel Insurance Investments &	39,265
15,099	Hastings Group Holdings, Ltd.(a)	35,820
283	Helvetia Patria Holding AG	165,719
4,798	Hiscox, Ltd.	98,824
506	Idi Insurance Co., Ltd.	25,998
4,219	Industrial Alliance Insurance & Financial Services, Inc.	134,668
16,103	Insurance Australia Group, Ltd.	79,372
400	Intact Financial Corp.	29,067
16,700	Japan Post Holdings Co., Ltd.	192,033
6,623	Jardine Lloyd Thompson Group plc	159,636
33,275	JRP Group plc	38,713
7,487	Lancashire Holdings, Ltd.	57,534
126,984	Legal & General Group plc	372,550

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Insurance, continued
13,895	Manulife Financial Corp.	$197,170
2,165	Manulife Financial Corp.	30,722
44,734	MAPFRE SA	118,558
26,388	Medibank Private, Ltd.	47,754
1,055	Menora Mivtachim Holdings, Ltd.	11,248
16,641	Migdal Insurance & Financial Holding, Ltd.	14,147
5,600	MS&AD Insurance Group Holdings, Inc.	158,980
1,640	Muenchener Rueckversicherungs-Gesellschaft AG	357,851
20,116	NIB Holdings, Ltd.	73,656
3,200	NKSJ Holdings, Inc.	108,030
5,901	NN Group NV	234,383
44,328	Old Mutual, Ltd.	65,873
19,541	Phoenix Group Holdings plc	140,304
7,577	Phoenix Holdings, Ltd. (The)	38,435
14,435	Poste Italiane SpA(a)	115,836
2,827	Protector Forsikring ASA*^	15,680
2,590	Prudential plc, ADR	91,608
27,514	QBE Insurance Group, Ltd.	195,682
29,315	RSA Insurance Group plc	191,243
73,660	Saga plc	96,968
7,657	Sampo OYJ, Class A	336,565
5,232	SCOR SA	235,605
6,980	Societa Cattolica di Assicuraz	56,713
11,633	Steadfast Group, Ltd.	22,452
14,257	Storebrand ASA	101,232
8,920	Sun Life Financial, Inc.	296,055
13,517	Suncorp-Metway, Ltd.	120,213
641	Swiss Life Holding AG, Registered Shares	247,513
3,193	Swiss Re AG	293,499
10,600	T&D Holdings, Inc.	122,302
2,128	Talanx AG	72,593
3,600	Tokio Marine Holdings, Inc.	171,151
3,403	Topdanmark A/S	158,582
23	Trisura Group, Ltd.*	440
4,088	Tryg A/S	102,923
21,980	Unipol Gruppo Finanziario SpA	88,624
34,458	UnipolSai SpA	77,906
5,179	Uniqa Insurance Group AG	46,559
54	Vaudoise Assurances Holding SA	26,635
2,033	Vienna Insurance Group Weiner Staeditische Versicherung AG	47,177
1,796	Wuestenrot & Wuerttembergische AG	32,859
2,083	Zurich Insurance Group AG	622,631

		10,960,373

Interactive Media & Services (0.3%):
22,069	Auto Trader Group plc(a)	127,351
9,425	Carsales.com, Ltd.	73,093
1,200	Dip Corp.	19,847
10,396	Domain Holdings Australia, Ltd.	16,325
5,600	Gree, Inc.	22,088
1,200	Gurunavi, Inc.	7,378
800	Itokuro, Inc.*	22,619
3,100	Kakaku.com, Inc.	54,527
3,400	Lifull Co., Ltd.	22,834
3,000	mixi, Inc.	63,334
4,200	Mti, Ltd.	23,935
1,012	REA Group, Ltd.	52,717

Shares		Fair Value
Common Stocks, continued
Interactive Media & Services, continued
29,220	Rightmove plc	$160,537
1,046	Scout24 AG(a)	48,136
12,657	Solocal Group*	7,262
135	Xing AG	36,972
8,400	Yahoo! Japan Corp.	21,105

		780,060

Internet & Direct Marketing Retail (0.3%):
1,600	Beenos, Inc.	17,830
1,900	Belluna Co., Ltd.	17,118
18,446	Boohoo Group plc*	37,781
4,981	Dustin Group AB(a)	41,304
1,200	Enigmo, Inc.*	22,353
2,400	Istyle, Inc.	17,655
22,749	Moneysupermarket.com Group plc	79,641
5,503	Ocado Group plc*	55,159
7,306	On The Beach Group plc(a)	31,290
800	Open Door, Inc.*	18,572
9,400	Rakuten, Inc.	62,512
4,008	Rocket Internet SE*(a)	92,521
6,300	Senshukai Co., Ltd.*	15,011
1,900	Start Today Co., Ltd.	34,300
1,817	Takkt AG	28,287
19,250	Trade Me Group, Ltd.	82,204
2,580	Webjet, Ltd.	19,947

		673,485

IT Services (1.3%):
3,129	Acando AB	10,322
1,366	AddNode Group AB	15,933
370	Allgeier SE	10,714
1,611	Alten SA	133,734
9,025	Altran Technologies SA	72,502
3,748	Amadeus IT Holding SA	260,934
4,810	Appen, Ltd.	43,602
5,372	ARQ Group, Ltd.	7,402
5,628	Atea ASA	72,446
2,024	Atos Origin SA	164,658
637	Aubay	20,499
1,266	Bechtle AG	98,410
2,154	Cancom Se	70,719
2,335	Capgemini SA	230,492
1,045	CGI Group, Inc., Class A*	63,943
4,933	Columbus A/S	9,613
4,212	Computacenter plc	53,856
6,694	Computershare, Ltd.	81,027
800	Comture Corp.	17,450
1,100	Densan System Co., Ltd.	22,943
317	Devoteam SA	29,910
700	DTS Corp.	22,217
8,624	Econocom Group SA/NV	28,584
1,000	E-Guardian, Inc.	18,842
6,228	Equiniti Group plc(a)	17,111
3,891	Fdm Group Holdings plc	36,760
457	Formula Systems 1985, Ltd.	16,971
3,200	Fujitsu, Ltd.	200,639
6,665	Global Dominion Access SA*(a)	32,743
3,000	GMO Internet, Inc.	39,560
400	Gmo Payment Gateway, Inc.	16,819

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
IT Services, continued
287	Groupe Open	$6,493
6,538	Indra Sistemas SA*	61,618
600	Infocom Corp.	21,598
800	Information Development Co., Ltd.	9,106
700	Information Services Internati	17,650
2,776	Iomart Group plc	11,635
1,500	IT Holdings Corp.	59,611
2,400	Itochu Techno-Solutions Corp.	46,737
400	Kanematsu Electronics, Ltd.	11,951
1,915	Knowit AB	33,164
12,353	Link Administration Holdings, Ltd.	58,887
2,100	Mamezou Holdings Co., Ltd.	17,947
896	Matrix It, Ltd.	9,952
300	Mitsubishi Research Institute	8,594
9,872	NCC Group plc	22,017
700	NEC Networks & System Integrat	15,646
4,926	Nextdc, Ltd.*	21,228
3,000	Nihon Unisys, Ltd.	66,590
852	Nomura Research Institute, Ltd.	31,324
800	NS Solutions Corp.	19,151
1,100	Nsd Co., Ltd.	21,358
5,500	NTT Data Corp.	60,098
300	OBIC Co., Ltd.	22,962
4,539	Ordina NV	7,346
1,400	Otsuka Corp.	38,334
1,200	Poletowin Pitcrew Holdings, Inc.	10,194
663	Reply SpA	33,537
319	Rp- SG Business Process Services*	2,215
958	Rp- SG Retail, Ltd.*	2,217
800	SCSK Corp.	28,143
159	Shopify, Inc., Class A*	22,014
2,531	Softcat plc	18,894
1,500	Softcreate Holdings Corp.	17,969
700	Sopra Steria Group	64,252
2,600	TDC Soft, Inc.	19,196
1,400	TechMatrix Corp.	21,244
2,600	Tecnos Japan, Inc.	16,192
2,503	The Citadel Group, Ltd.	12,822
3,261	Tieto OYJ	88,218
500	TKC Corp.	17,652
500	VeriServe Corp.	21,230
1,500	VINX Corp.	17,867
1,140	Wirecard AG	173,521
590	Worldline SA*(a)	28,498
1,300	Zuken, Inc.	17,804

		3,256,031

Leisure Products (0.4%):
1,156	Accell Group	24,953
7,303	Amer Sports OYJ	321,357
406	BRP, Inc.	10,511
1,600	Daikoku Denki Co., Ltd.	21,706
2,500	Furyu Corp.	23,304
868	Games Workshop Group plc	33,498
800	Globeride, Inc.	18,988
72,000	Goodbaby International Holdings, Ltd.	22,551
1,200	Heiwa Corp.	24,525
700	Kawai Musical Instruments Manufacturing Co., Ltd.	19,103

Shares		Fair Value
Common Stocks, continued
Leisure Products, continued
500	Mars Group Holdings Corp.	$10,004
2,702	Maytronics, Ltd.	15,475
600	Mizuno Corp.	12,703
3,300	Namco Bandai Holdings, Inc.	147,256
26,132	Photo-Me International plc	29,637
1,200	Sankyo Co., Ltd.	45,447
3,600	Sega Sammy Holdings, Inc.	50,773
1,337	Spin Master Corp.*(a)	37,603
3,689	Thule Group AB (The)(a)	67,715
4,700	Tomy Co., Ltd.	46,720
385	Trigano SA	35,359
700	Universal Entertainment Corp.*	20,220
500	Yamaha Corp.	21,231

		1,060,639

Life Sciences Tools & Services (0.4%):
823	AddLife AB	19,000
1,512	Biotage AB	18,680
600	Cmic Holdings Co., Ltd.	9,351
1,200	Eps Holdings, Inc.	18,121
478	Eurofins Scientific SE	177,486
3,824	Evotec AG*	76,073
1,884	Gerresheimer AG	123,574
1,600	Linical Co., Ltd.	18,521
1,524	Lonza Group AG, Registered Shares	396,367
3,203	Qiagen NV*	110,343
876	Sartorius Stedim Biotech	87,395
185	Siegfried Holding AG	63,194
77	Tecan Group AG	14,930

		1,133,035

Machinery (3.8%):
6,065	Aalberts Industries NV	200,776
1,100	AG Growth International, Inc.	37,714
2,600	Aichi Corp.	13,782
2,000	Aida Engineering, Ltd.	12,995
4,185	Alfa Laval AB	89,392
1,607	Alimak Group AB(a)	19,981
900	Alinco, Inc.	7,807
789	Alstom SA	31,775
8,500	AMADA Co., Ltd.	75,822
2,790	Andritz AG	128,324
2,000	Anest Iwata Corp.	18,042
2,700	Asahi Diamond Industrial Co., Ltd.	14,902
3,946	Atlas Copco AB, Class A	94,324
2,774	Atlas Copco AB, Class B	60,853
1,149	Ats Automation Tooling Systems, Inc.*	12,113
1,300	Bando Chemical Industries, Ltd.	12,241
3,116	Beijer Alma AB, Class B	45,705
506	Bobst Group SA	35,091
12,886	Bodycote plc	119,430
337	Bucher Industries AG	90,955
87	Burckhardt Compression Holding	20,458
1,623	Cargotec OYJ	49,562
500	Chugai Ro Co., Ltd.	9,300
2,600	CKD Corp.	21,782
17,805	CNH Industrial NV(c)	160,161
2,050	Concentric AB	27,697
1,110	Construcc y Aux de Ferrocarr SA	45,864

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Machinery, continued
68	Conzzeta AG	$53,124
234	Daetwyler Holding AG	29,795
900	Daifuku Co., Ltd.	40,576
1,900	Daihatsu Diesel Manufacturing Co., Ltd.	12,400
2,100	Daiwa Industries, Ltd.	21,399
7,304	Deutz AG	43,024
3,500	DMG Mori Co., Ltd.	39,069
2,668	Duerr AG	93,273
4,100	Ebara Corp.	91,252
3,946	Epiroc AB, Class A*	37,495
2,774	Epiroc AB, Class B*	24,845
1,500	Exco Technologies, Ltd.	9,923
500	FANUC Corp.	75,179
114	Feintool International Holding-REG	8,722
19,282	Fincantieri SpA	20,311
1,579	Fluidra SA*	17,712
3,200	Fuji Machine MFG. Co., Ltd.	37,389
1,000	Fukushima Industries Corp.	32,237
1,700	Furukawa Co., Ltd.	19,285
6,888	GEA Group AG	177,597
303	Georg Fischer AG	241,824
2,900	Glory, Ltd.	64,988
2,253	Haldex AB	17,599
26,103	Heidelberger Druckmaschinen AG*^	47,486
9,700	Hino Motors, Ltd.	91,101
400	Hirata Corp.	18,038
1,200	Hisaka Works, Ltd.	8,905
2,600	Hitachi Construction Machinery Co., Ltd.	60,230
12,300	Hitachi Zosen Corp.	37,142
500	Hosokawa Micron Corp.	18,876
72	Hyundai Construction Equipment Co., Ltd.*	2,738
2,700	IHI Corp.	74,122
17,676	IMI plc	211,999
614	Industria Macchine Automatiche	38,389
1,453	Interpump Group SpA	43,197
27	Interroll Holding AG, Registered Shares	39,857
1,300	Iseki & Co., Ltd.	18,482
3,200	Japan Steel Works, Ltd. (The)	51,073
8,700	JTEKT Corp.	96,291
2,600	Juki Corp.	26,583
3,751	Jungheinrich AG	97,870
609	Kardex AG	70,114
900	Kato Works Co., Ltd.	20,956
5,400	Kawasaki Heavy Industries, Ltd.	114,848
2,997	Kion Group AG	152,089
400	Kitagawa Iron Works Co., Ltd.	8,211
1,400	Kito Corp.	18,949
5,100	Kitz Corp.	39,456
572	Koenig & Bauer AG	23,917
13,400	Komatsu, Ltd.	285,481
138	Komax Holding AG	32,237
2,900	Komori Corp.	28,953
2,802	Kone OYJ, Class B	133,462
2,928	Konecranes OYJ	88,384
354	Krones AG^	27,346
3,100	Kubota Corp.	43,657
1,800	Kurita Water Industries, Ltd.	43,248

Shares		Fair Value
Common Stocks, continued
Machinery, continued
1,000	Kyokuto Kaihatsu Kogyo Co., Ltd.	$12,755
1,200	Makino Milling Machine Co., Ltd.	42,184
600	Makita Corp.	21,250
484	MAN AG	50,008
586	Manitou Bf SA	15,004
800	Max Co., Ltd.	9,989
2,600	Meidensha Corp.	32,998
400	Metawater Co., Ltd.	10,760
5,870	Metso Corp. OYJ	154,803
8,632	Minebea Co., Ltd.	123,973
3,500	Misumi Group, Inc.	73,055
4,300	Mitsubishi Heavy Industries, Ltd.	154,476
1,000	Mitsubishi Logisnext Co., Ltd.	9,614
2,900	Mitsui Engineering & Shipbuilding Co., Ltd.	27,044
22,736	Morgan Advanced Materials plc	76,202
1,500	Morita Holdings Corp.	24,691
2,100	Nabtesco Corp.	45,190
1,100	Nachi-Fujikoshi Corp.	37,906
2,000	Namura Shipbuilding Co., Ltd.	8,642
2,956	NFI Group, Inc.	73,716
4,300	NGK Insulators, Ltd.	57,974
1,305	Nilfisk Holding A/S*	46,240
1,000	Nippon Sharyo, Ltd.*	20,153
3,900	Nippon Thompson Co., Ltd.	17,250
700	Nissei ASB Machine Co., Ltd.	22,535
1,900	Nissei Plastic Industrial Co., Ltd.	15,738
500	Nitto Kohki Co., Ltd.	9,689
1,100	Nittoku Engineering Co., Ltd.	20,055
300	Noritake Co., Ltd.	12,286
2,186	Norma Group SE	108,082
1,000	NS Tool Co., Ltd.	20,570
14,000	NSK, Ltd.	120,034
34,000	NTN Corp.	97,601
700	Obara Group, Inc.	24,807
10,003	OC Oerlikon Corp. AG	112,714
700	Oiles Corp.	11,307
1,000	Okuma Corp.	47,525
400	Organo Corp.	9,455
3,000	OSG Corp.	58,938
2,177	Outotec OYJ*	7,638
755	Palfinger AG	19,226
432	Pfeiffer Vacuum Technology AG	53,761
4,300	Punch Industry Co., Ltd.	19,037
118	Rational AG	67,024
70	Rieter Holding AG	9,188
51,599	Rotork plc	163,112
1,800	Ryobi, Ltd.	43,539
18,878	Sandvik AB	270,263
2,300	Savaria Corp.	22,006
332	Schindler Holding AG, Registered Shares	64,592
18,300	SembCorp Marine, Ltd.	20,574
891	Sfs Group AG	69,480
1,200	Shima Seiki Manufacturing, Ltd.	34,479
4,000	Shinmaywa Industries, Ltd.	49,083
2,200	Sintokogio, Ltd.	17,906
3,528	Skellerup Holdings, Ltd.	4,787
7,796	SKF AB, Class B	118,777

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Machinery, continued
200	SMC Corp.	$59,748
2,300	Sodick Co., Ltd.	14,550
2,119	Spirax-Sarco Engineering plc	168,689
891	Stabilus SA	55,922
1,600	Star Micronics Co., Ltd.	21,529
750	Sulzer AG, Registered Shares	59,407
1,700	Sumitomo Heavy Industries, Ltd.	50,124
14,200	Sunningdale Tech, Ltd.	14,917
2,800	Tadano, Ltd.	25,118
3,000	Takeuchi Manufacturing Co., Ltd.	45,767
3,400	Takuma Co., Ltd.	42,365
5,654	Talgo SA*(a)	34,578
2,500	Techno Smart Corp.	17,176
478	Technotrans SE	13,409
800	Teikoku Electric Manufacturing Co., Ltd.	9,456
4,200	THK Co., Ltd.	78,059
5,700	Tocalo Co., Ltd.	43,703
2,300	Tokyo Keiki, Inc.	19,373
1,400	Torishima Pump Manufacturing Co., Ltd.	11,777
1,000	Toshiba Machine Co., Ltd.	17,787
3,695	Trelleborg AB	58,322
366	Troax Group AB	10,556
2,700	Tsubaki Nakashima Co., Ltd.	39,449
1,400	Tsubakimoto Chain Co.	45,696
4,900	Tsugami Corp.	28,355
1,200	Tsukishima Kikai Co., Ltd.	13,913
7,579	Valmet Corp.	155,629
7,951	Vesuvius plc	51,089
5,758	Volvo AB, Class A	75,834
27,562	Volvo AB, Class B	362,602
689	Vossloh AG^	33,490
1,071	Wacker Neuson SE	20,235
6,411	Wartsila Corp. OYJ, Class B	101,728
560	Washtec AG	38,707
1,192	Weir Group plc (The)	19,596
3,000	Yamabiko Corp.	27,658
5,060	Zardoya Otis SA	36,026

		9,593,577

Marine (0.3%):
41	A.P. Moeller – Maersk A/S, Class A	48,403
84	A.P. Moeller – Maersk A/S, Class B	106,031
3,578	American Shipping Co. ASA	13,761
556	Clarkson plc	13,441
1,333	D/S Norden A/S*	18,870
1,685	DFDS A/S	67,883
1,192	Hapag-Lloyd AG(a)	30,715
3,300	Iino Kaiun Kaisha, Ltd.	11,994
9,940	Irish Continental Group	48,085
3,700	Kawasaki Kisen Kaisha, Ltd.*	45,493
727	Kuehne & Nagel International AG, Registered Shares	93,757
3,600	Mitsui O.S.K. Lines, Ltd.	78,229
102,930	MMA Offshore, Ltd.*	11,234
3,900	Nippon Yusen Kabushiki Kaisha	60,438
600	NS United Kaiun Kaisha, Ltd.	16,277
92,000	Pacific Basin Shipping, Ltd.	17,544
89,000	Sitc International Holdings Co., Ltd.	83,397
1,962	Stolt-Nielsen, Ltd.	23,180

		788,732

Shares		Fair Value
Common Stocks, continued
Media (1.6%):
1,267	4imprint Group plc	$29,981
5,715	Aimia, Inc.*	15,449
18,743	Altice NV, Class A	36,181
1,460	Altice NV, Class B	2,820
65	Apg Sga SA	21,860
14,475	Arnoldo Mondadori Editore SpA*	28,329
2,124	Ascential plc	10,181
4,886	Atresmedia Corp. de Medios de Comuicacion SA	24,282
2,057	Axel Springer AG	116,290
6,744	Cairo Communication SpA	26,470
2,000	Carta Holdings, Inc.	19,160
1,001	Cogeco Communications, Inc.	48,239
400	Cogeco, Inc.	17,067
5,394	Corus Entertainment, Inc.	18,810
1,600	Cyberagent, Inc.	62,486
6,163	Daily Mail & General Trust plc	45,070
1,300	Dentsu, Inc.	57,799
2,163	Euromoney Institutional Investor plc	31,719
8,672	Eutelsat Communications SA^	171,473
1,700	F@n Communications, Inc.	8,359
800	Fuji Media Holdings, Inc.	10,957
4,000	Hakuhodo DY Holdings, Inc.	56,767
8,376	HT&E, Ltd.	9,325
19,049	Informa plc	152,726
3,200	Intage Holdings, Inc.	26,148
1,711	Ipsos	40,283
63,002	ITE Group plc	50,799
78,966	ITV plc	125,299
9,582	Ive Group, Ltd.	14,170
1,344	JCDecaux SA	37,608
2,300	Kadokawa Dwango Corp.	24,309
2,312	Kin And Carta plc	2,839
8,410	Lagardere SCA	211,424
1,449	Liberty Global plc, Class A*	30,922
3,548	Liberty Global plc, Class C*	73,230
2,546	M6 Metropole Television SA	40,865
1,300	Macromill, Inc.	16,765
11,389	Mediaset Espana Comunicacion SA	71,837
24,075	Mediaset SpA*^	75,961
435	Modern Times Group, Class B	14,436
50,916	Nine Entertainment Co. Holdings, Ltd.	49,477
15,978	Ooh!media, Ltd.	38,478
7,451	Pearson plc	88,813
3,968	Pearson plc, ADR	47,378
10,671	Promotora de Informaciones SA*	21,388
5,840	Publicis Groupe SA	334,186
4,026	Quebecor, Inc., Class B	84,767
13,261	Reach plc	11,144
1,406	RTL Group	75,246
4,177	Sanoma OYJ	40,637
641	Schibsted ASA, Class A	21,406
435	Schibsted ASA, Class B	13,206
16,754	SES Global, Class A	320,860
60,999	Seven West Media, Ltd.*	23,623
7,456	Shaw Communications, Inc.	134,879
44,700	Singapore Press Holdings, Ltd.	76,825
18,618	Sky Network Television, Ltd.	23,072

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Media, continued
13,400	SKY Perfect JSAT Holdings, Inc.	$56,989
4,175	Societe Television Francaise 1	33,682
500	SoldOut, Inc.	16,582
44,663	Southern Cross Media Group, Ltd.	31,607
1,167	Stroeer Media SE	56,446
232	Tamedia AG, Registered Shares	24,942
1,586	Telenet Group Holding NV	73,616
15,000	Television Broadcasts, Ltd.	28,289
1,900	Tokyo Broadcasting System Hold	30,036
500	TV Tokyo Holdings Corp.	10,659
500	Wowow, Inc.	13,732
18,270	WPP plc	196,195
700	Zenrin Co., Ltd.	14,763
17,434	Zon Multimedia Servicos de Telecommunicacoes e Multimedia SGPS SA	105,505

		3,977,123

Metals & Mining (5.1%):
8,736	Acacia Mining plc*	20,399
7,920	Acerinox SA	78,597
3,214	Agnico Eagle Mines, Ltd.	129,846
400	Aichi Steel Corp.	12,586
16,681	Alacer Gold Corp.*	30,796
14,461	Alamos Gold, Inc., Class A	52,017
2,200	Altius Minerals Corp.	17,423
12,599	Alumina, Ltd.	20,222
2,182	Amg Advanced Metallurgical Group N.V.	69,807
34,264	Anglo American plc	757,327
6,845	Antofagasta plc	67,827
1,971	Aperam SA	51,744
11,577	ArcelorMittal	238,837
12,400	Argonaut Gold, Inc.*	14,171
1,100	Asahi Holdings, Inc.	22,491
8,215	Asanko Gold, Inc.*	5,236
63,720	Aurelia Metals, Ltd.*	30,511
1,731	Aurubis AG	85,706
18,280	Ausdrill, Ltd.	15,223
58,345	B2Gold Corp.*	170,547
28,800	Barrick Gold Corp.	388,852
2,708	Bekaert NV	65,046
35,937	BHP Billiton, Ltd.	866,851
10,342	Billiton plc, ADR	433,226
25,458	BlueScope Steel, Ltd.	196,458
9,186	Boliden AB	199,901
17,700	Capstone Mining Corp.*	7,910
73,572	Centamin plc	102,543
9,200	Centerra Gold, Inc.*	39,496
4,374	Central Asia Metals plc	12,113
16,254	China Gold International Resources Corp., Ltd.*	18,814
5,800	Continental Gold, Inc.*	9,560
1,300	Daido Steel Co., Ltd.	50,699
2,700	Daiki Aluminium Industry Co., Ltd.	13,852
9,900	Detour Gold Corp.*	83,624
3,000	DOWA Mining Co.	89,552
13,600	Dundee Precious Metals, Inc.*	35,868
7,762	Eldorado Gold Corp.*	22,746
3,600	Endeavour Mining Corp.*	58,919
11,400	Endeavour Silver Corp.*	24,554

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
539	Eramet	$37,271
40,854	Evolution Mining, Ltd.	106,654
16,814	EVRAZ plc	102,974
22,438	Ferrexpo plc	55,443
10,709	First Majestic Silver Corp.*	62,920
8,602	First Quantum Minerals, Ltd.	69,572
86,302	Fortescue Metals Group, Ltd.	252,863
5,947	Fortuna Silver Mines, Inc.*	21,784
327	Franco Nevada Corp.	22,946
3,312	Fresnillo plc	36,193
217,124	Glencore International plc	800,709
1,100	Godo Steel, Ltd.	15,911
44,721	Gold Road Resources, Ltd.*	20,469
6,771	Goldcorp, Inc.	66,356
9,730	Goldcorp, Inc.	95,304
4,758	Granges AB	43,362
5,096	Guyana Goldfields, Inc.*	5,973
18,140	Highland Gold Mining, Ltd.	32,744
7,250	Hill & Smith Holdings plc	110,652
6,200	Hitachi Metals, Ltd.	64,393
15,125	Hochschild Mining plc	29,980
18,195	Hudbay Minerals, Inc.	86,110
12,542	IAMGOLD Corp.*	46,033
3,422	Iluka Resources, Ltd.	18,361
14,498	Imdex, Ltd.*	10,923
17,091	Independence Group NL	45,970
23,446	Ivanhoe Mines, Ltd., Class A*	40,708
6,400	JFE Holdings, Inc.	101,843
50,009	Jupiter Mines, Ltd.	8,792
14,214	Kazakhmys plc	96,386
84,792	Kinross Gold Corp.*	273,321
4,744	Kirkland Lake Gold, Ltd.	123,726
10,600	Kobe Steel, Ltd.	73,425
1,800	Kyoei Steel, Ltd.	26,974
800	Labrador Iron Ore Royalty Corp.	14,207
4,400	Leagold Mining Corp.*	5,577
17,782	Lonmin plc*	10,220
14,207	Lucara Diamond Corp.	15,404
42,535	Lundin Mining Corp.	175,749
54,377	Lynas Corp., Ltd.*	60,374
11,288	MACA, Ltd.	7,411
48,387	Macmahon Holdings, Ltd.*	7,301
4,545	Major Drilling Group International, Inc.*	15,316
176,000	Midas Holdings, Ltd.*(c)	4,650
10,123	Mineral Resources, Ltd.	110,269
4,300	Mitsubishi Materials Corp.	112,749
500	Mitsubishi Steel Manufacturing Co., Ltd.	7,270
4,200	Mitsui Mining & Smelting Co., Ltd.	86,059
52,117	Mount Gibson Iron, Ltd.	19,634
2,200	Neturen Co., Ltd.	16,739
17,856	Nevsun Resources, Ltd.*	78,357
27,410	New Gold, Inc.*	21,085
7,558	Newcrest Mining, Ltd.	116,416
6,200	Nippon Denko Co., Ltd.	12,171
37,000	Nippon Light Metal Holdings Co.	74,594
8,595	Nippon Steel Corp.	146,996
9,300	Nippon Yakin Kogyo Co., Ltd.	19,843

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
200	Nittetsu Mining Co., Ltd.	$8,507
32,791	Norsk Hydro ASA	148,517
25,339	Northern Star Resources, Ltd.	165,848
4,300	Nyrstar NV*^	2,815
39,028	OceanaGold Corp.	142,388
21,175	OM Holdings, Ltd.	18,339
500	Osaka Steel Co., Ltd.	8,329
6,900	Osisko Gold Royalties, Ltd.	60,508
18,826	Outokumpu OYJ^	68,671
17,375	OZ Minerals, Ltd.	107,663
900	Pacific Metals Co., Ltd.	22,006
7,442	Pan American Silver Corp.	108,659
73,744	Perseus Mining, Ltd.*	21,981
57,911	Petra Diamonds, Ltd.*	27,672
176,214	Petropavlovsk plc*	14,188
5,733	Pretium Resources, Inc.*	48,594
23,878	Ramelius Resources, Ltd.*	7,928
321	Randgold Resources, Ltd.(c)	26,552
30,571	Regis Resources, Ltd.	104,371
45,534	Resolute Mining, Ltd.	37,286
550	Rio Tinto plc	26,220
11,161	Rio Tinto plc, Registered Shares, ADR	541,085
5,809	Rio Tinto, Ltd.	321,225
6,000	Sabina Gold & Silver Corp.*	5,407
2,148	Salzgitter AG	62,919
11,858	Sandfire Resources Nl	55,776
9,442	Sandstorm Gold, Ltd.*	43,717
1,600	Sanyo Special Steel Co., Ltd.	33,633
29,450	Saracen Mineral Holdings, Ltd.*	61,154
21,718	Schmolz + Bickenbach AG*	11,920
16,210	Semafo, Inc.*	35,033
32,896	Silver Lake Resources, Ltd.*	12,976
7,261	Sims Metal Management, Ltd.	51,332
82,830	South32, Ltd.	195,379
4,092	SSAB AB, Class A	14,142
5,741	SSAB AB, Class B	16,112
4,935	SSR Mining, Inc.*	59,654
33,266	St Barbara, Ltd.	110,180
26,500	Stornoway Diamond Corp.*	3,786
4,200	Sumitomo Metal & Mining Co., Ltd.	111,723
14,391	Syrah Resources, Ltd.*	15,282
5,574	Tahoe Resources, Inc.*	20,295
9,084	Tahoe Resources, Inc.*	33,157
10,787	Teck Cominco, Ltd., Class B	232,255
7,385	Teck Resources, Ltd., Class B	159,073
9,775	Teranga Gold Corp.*	28,860
3,912	ThyssenKrupp AG	67,134
1,900	Toho Titanium Co., Ltd.	17,610
700	Toho Zinc Co., Ltd.	21,257
1,100	Tokyo Rope Manufacturing Co. Ltd.	9,375
1,500	Tokyo Steel Manufacturing Co., Ltd.	12,110
1,700	Tokyo Tekko Co., Ltd.	17,344
1,300	Topy Industries, Ltd.	26,544
4,685	Torex Gold Resources, Inc.*	44,585
9,694	Trevali Mining Corp.*	2,947
33,241	Turquoise Hill Resources, Ltd.*	54,793
1,500	UACJ Corp.	29,184

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
6,764	Voestalpine AG	$202,268
14,139	Western Areas, Ltd.	19,727
12,239	Westgold Resources, Ltd.*	7,574
3,887	Wheaton Precious Metals Corp.	75,889
2,702	Wheaton Precious Metals Corp.	52,770
42,447	Yamana Gold, Inc.	99,820
1,600	Yamato Kogyo Co., Ltd.	37,295
800	Yodogawa Steel Works, Ltd.	15,990

		12,984,666

Multiline Retail (0.6%):
54,808	B&m European Value Retail SA	196,632
1,147	Canadian Tire Corp., Class A	119,944
53,885	Debenhams plc	3,536
2,909	Dollarama, Inc.	69,198
1,400	Don Quijote Co., Ltd.	86,861
15,946	Europris ASA(a)	42,510
500	Fuji Co., Ltd./Ehime	8,502
2,400	H2O Retailing Corp.	33,853
24,471	Harvey Norman Holdings, Ltd.	54,501
3,882	Hudson’s Bay Co.	20,732
6,600	Isetan Mitsukoshi Holdings, Ltd.	72,873
900	Izumi Co., Ltd.	42,075
4,300	J. Front Retailing Co., Ltd.	49,709
400	Kintetsu Department Store Co., Ltd.*	12,613
24,500	Lifestyle International Holdings, Ltd.	36,946
61,042	Marks & Spencer Group plc	192,362
1,300	MARUI GROUP Co., Ltd.	25,143
30,000	Metro Holdings, Ltd.	22,219
47,139	Myer Holdings, Ltd.*	13,775
1,643	Next plc	83,600
2,100	Parco Co., Ltd.	21,268
2,535	Reject Shop, Ltd. (The)	4,887
300	Ryohin Keikaku Co., Ltd.	73,020
600	Sanyo Electric Railway Co., Ltd.	12,378
800	Seria Co., Ltd.	27,416
4,000	Takashimaya Co., Ltd.	50,836
3,932	Tokmanni Group Corp.	32,325
4,000	Wing On Company International, Ltd.	12,913

		1,422,627

Multi-Utilities (0.9%):
3,187	Acea SpA	43,879
3,186	AGL Energy, Ltd.	46,091
4,285	Algonquin Power & Utilities Corp.	43,101
905	Atco, Ltd.	25,599
1,466	Canadian Utilities, Ltd., Class A	33,637
93,709	Centrica plc	161,113
40,123	E.ON AG	396,622
12,398	Engie Group	177,170
8,483	Hera SpA	25,835
23,167	Iren SpA	55,581
65,748	ITL AEM SpA	118,251
2,700	Just Energy Group, Inc.	8,921
98,500	Keppel Infrastructure Trust	34,978
3,070	National Grid plc, ADR	147,299
18,815	Ren – Redes Energeticas Nacion	52,434
26,786	RWE AG	582,236

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Multi-Utilities, continued
7,455	Suez Environnement Co.	$98,246
3,746	Telecom Plus plc	68,366
6,009	Vector, Ltd.	13,434
4,208	Veolia Environnement SA	86,303

		2,219,096

Oil, Gas & Consumable Fuels (6.3%):
9,181	Advantage Oil & Gas, Ltd.*	13,317
24,155	Africa Oil Corp.*	19,112
145,000	Agritrade Resources, Ltd.	25,029
2,005	AKER BP ASA	50,808
7,200	Anglo Pacific Group plc	13,598
18,944	ARC Resources, Ltd.	112,415
18,809	Athabasca Oil Corp.*	13,642
10,411	Avance Gas Holding, Ltd.*(a)	15,021
2,064	Baytex Energy Corp.*^	3,633
25,572	Baytex Energy Corp.*	45,149
103,499	Beach Energy, Ltd.	97,706
1,167	Bellatrix Exploration, Ltd.*	539
17,741	Birchcliff Energy, Ltd.	39,511
15,440	Bonavista Energy Corp.	13,574
1,208	Bonterra Energy Corp.	5,717
48,547	BP plc, ADR	1,840,902
32,353	BP plc	204,098
173,000	Brightoil Petroleum Holdings, Ltd.*(c)	6,214
2,656	BW LPG, Ltd.*(a)	8,003
32,806	Cairn Energy plc*	62,594
12,816	Caltex Australia, Ltd.	229,949
5,227	Cameco Corp.	59,326
7,846	Cameco Corp.	88,979
16,028	Canadian Natural Resources, Ltd.	386,755
10,058	Canadian Natural Resources, Ltd.	242,718
3,012	Cardinal Energy, Ltd.	4,899
11,375	Cenovus Energy, Inc.	79,966
7,600	Cenovus Energy, Inc.	53,451
13,100	China Aviation Oil Singapore Corp., Ltd.	10,200
40,015	Cooper Energy, Ltd.*	12,552
3,700	Cosmo Energy Holdings Co., Ltd.	75,325
8,781	Crescent Point Energy	26,519
7,561	Crescent Point Energy Corp.	22,932
8,223	Crew Energy, Inc.*	5,181
854	CropEnergies AG	4,427
265	Delek Group, Ltd.	38,129
40,500	Denison Mines Corp.*	18,692
39,162	Dno ASA	57,149
9,137	Enagas SA	246,689
8,022	Enbridge, Inc.	249,240
9,837	EnCana Corp.	56,788
1,055	EnCana Corp.	6,098
17,700	Enerplus Corp.	137,710
43,854	ENI SpA	690,526
114,028	EnQuest plc*	31,646
1,390	Etablissements Maurel et Prom SA*(c)	5,102
7,625	Euronav NV	54,034
1,579	Exmar NV*	10,780
19,809	Faroe Petroleum plc*	37,047
12,674	FLEX LNG, Ltd.*^	18,066
6,700	Freehold Royalties, Ltd.	40,593

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
1,400	Frontera Energy Corp.*	$13,723
3,784	Frontline, Ltd.*	21,371
3,100	Fuji Oil Co., Ltd.	8,367
7,147	Galp Energia SGPS SA	113,158
734	Gaztransport et Technigaz SA	56,508
6,249	Genel Energy plc*	14,108
4,500	Gibson Energy, Inc.	61,582
19,607	Gran Tierra Energy, Inc.*	42,805
22,859	Gulf Keystone Petroleum, Ltd.*	52,584
4,281	Hoegh Lng Holdings, Ltd.	18,878
11,767	Husky Energy, Inc.	121,635
5,300	Idemitsu Kosan Co., Ltd.	174,708
2,500	Imperial Oil, Ltd.	63,352
1,542	Imperial Oil, Ltd.^	39,043
13,700	INPEX Corp.	122,278
6,882	Inter Pipeline, Ltd.	97,508
2,244	International Petroleum Corp.*	7,151
3,600	ITOCHU Enex Co., Ltd.	31,721
1,000	Japan Petroleum Exploration Co., Ltd.	17,978
547	Jerusalem Oil Exploration*	30,925
69,100	JX Holdings, Inc.	362,228
30,773	Karoon Gas Australia, Ltd.*	18,221
7,300	Kelt Exploration, Ltd.*	24,815
7,446	Keyera Corp.	140,792
1,800	Kinder Morgan Canada, Ltd.(a)	21,007
3,106	Koninklijke Vopak NV	140,684
2,011	Lundin Petroleum AB	50,305
10,707	MEG Energy Corp.*	60,477
1,502	Naphtha Israel Petroleum Corp.*	9,590
3,817	Neste Oil OYJ	294,672
14,065	New Hope Corp., Ltd.	33,772
7,392	New Zealand Refining Co., Ltd. (The)	11,666
64,000	NewOcean Energy Holdings, Ltd.*	20,877
21,200	Nippon Coke & Engineering Co., Ltd.	17,645
7,654	Nuvista Energy, Ltd.*	22,878
32,810	Obsidian Energy, Ltd.*	12,259
104,047	Oil Refineries, Ltd.	49,716
21,604	Oil Search, Ltd.	108,920
2,596	OMV AG	113,527
31,128	Ophir Energy plc*	14,128
33,611	Origin Energy, Ltd.*	153,123
7,550	Painted Pony Energy, Ltd.*	8,241
1,307	Paramount Resouces, Ltd., Class A*	6,875
9,663	Parex Resources, Inc.*	115,744
5,800	Parkland Fuel Corp.	150,163
587	Paz Oil Co., Ltd.	88,695
1,584	Pembina Pipeline Corp.	46,997
40,966	Pengrowth Energy Corp.*	18,007
6,660	Peyto Exploration & Development Corp.	34,544
5,032	Prairiesky Royalty, Ltd.	65,140
61,033	Premier Oil plc*	51,773
11,035	Repsol SA	177,368
19,457	Royal Dutch Shell plc, Class A, ADR	1,133,759
16,231	Royal Dutch Shell plc, Class B, ADR	972,886
1,600	Sala Corp.	8,667
4,000	San-Ai Oil Co., Ltd.	39,706
26,303	Santos, Ltd.	101,495
27,521	Saras SpA	53,217

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
36,000	Savannah Petroleum plc*	$12,127
59,700	Senex Energy, Ltd.*	11,560
13,762	Seven Generations Energy*	112,314
400	Sinanen Holdings Co., Ltd.	8,745
12,876	Snam SpA	56,353
12,892	Soco International plc	11,173
21,115	Statoil ASA	450,611
12,179	Stobart Group, Ltd.	22,346
18,111	Suncor Energy, Inc.	506,564
9,784	Suncor Energy, Inc.	273,306
38,370	Sundance Energy Australia, Ltd.*	9,680
30,156	Surge Energy, Inc.	32,476
16,600	Tamarack Valley Energy, Ltd.*	28,700
13,400	Tidewater Midstream and Infrastructure, Ltd.	12,762
8,990	Torc Oil & Gas, Ltd.	28,781
1,559	Torm PLC*	10,485
30,861	Total SA	1,630,104
11,630	Tourmaline Oil Corp.	144,672
5,452	Transcanada Corp.	194,636
6,518	TransGlobe Energy Corp.	12,129
103,509	Tullow Oil plc*	235,498
3,072	Verbio Vereinigte Bioenergie AG	23,432
5,883	Vermilion Energy, Inc.	123,952
12,328	Whitecap Resources, Inc.	39,287
48,191	Whitehaven Coal, Ltd.	146,851
9,290	Woodside Petroleum, Ltd.	205,140
8,000	Yangarra Resources, Ltd.*	15,355
7,625	Z Energy, Ltd.	28,022

		15,843,073

Paper & Forest Products (0.7%):
1,344	Ahlstrom-Munksjo OYJ^	18,650
2,718	Altri SGPS SA	18,006
5,029	Canfor Corp.*	60,901
2,751	Canfor Pulp Products, Inc.	32,669
600	Daiken Corp.	10,927
6,000	Daio Paper Corp.	68,984
11,027	Ence Energia y Celulosa S.A	69,265
378	Hadera Paper, Ltd.	26,737
6,700	Hokuetsu Kishu Paper Co., Ltd.	30,287
3,678	Holmen AB, Class B	72,851
4,627	Interfor Corp.*	48,880
8,945	Metsa Board OYJ	52,726
6,301	Mondi plc	130,362
5,731	Navigator Co. SA (The)	23,635
5,800	Nippon Paper Industries Co., Ltd.	103,578
2,421	Norbord, Inc.	64,383
400	Norbord, Inc.	10,636
22,000	OYI Paper Co., Ltd.	112,619
23,088	Quintis, Ltd.*(c)	—
307	Semapa-Sociedade de Investimento E Gestao	4,610
898	Stella-Jones, Inc.	26,058
11,332	Stora Enso OYJ, Registered Shares	131,187
7,616	Svenska Cellulosa AB, Class B	58,922
600	Tokushu Tokai Paper Co., Ltd.	22,395
13,480	UPM-Kymmene OYJ	342,714
3,166	West Fraser Timber Co., Ltd.	156,422
24,618	Western Forest Products, Inc.	34,086

		1,732,490

Shares		Fair Value
Common Stocks, continued
Personal Products (0.7%):
2,600	Artnature, Inc.	$15,143
18,108	Asaleo Care, Ltd.	11,670
212	Beiersdorf AG	22,122
16,000	Best World International, Ltd.	30,913
498	Blackmores, Ltd.	42,780
1,100	Ci:z Holdings Co., Ltd.	59,079
300	HABA Laboratories, Inc.	19,470
800	Jamieson Wellness, Inc.	12,501
2,300	Kao Corp.	169,593
400	KOSE Corp.	63,446
861	L’Oreal SA	197,617
400	Milbon Co., Ltd.	16,379
1,000	Noevir Holdings Co., Ltd.	43,251
3,305	Ontex Group NV	67,602
1,486	Oriflame Holding AG^	33,353
1,400	Pola Orbis Holdings, Inc.	37,510
1,400	Shiseido Co., Ltd.	87,001
8,564	Unilever NV, NYS	460,743
4,976	Unilever plc, ADR	259,996
1,300	Ya-Man, Ltd.	16,463

		1,666,632

Pharmaceuticals (2.9%):
287	Alk-Abello A/S*	42,491
25,941	Alliance Pharma plc	22,146
1,843	Almirall SA	28,065
1,900	Aska Pharmaceutical Co., Ltd.	19,065
9,300	Astellas Pharma, Inc.	118,369
15,563	AstraZeneca plc, ADR	591,083
10,700	Aurora Cannabis, Inc.*	53,147
1,145	Bausch Health Cos., Inc.*	21,148
8,600	Bausch Health Cos., Inc.*	159,084
5,724	Bayer AG, Registered Shares	396,854
693	Boiron SA	38,782
1,600	Dainippon Sumitomo Pharma Co., Ltd.	51,538
300	Eisai Co., Ltd.	23,362
19,981	Faes Farma SA	67,678
700	Fuji Pharma Co., Ltd.	11,350
500	Fuso Pharmaceutical Industries. Ltd.	11,696
9,143	GlaxoSmithKline plc, ADR	349,354
1,067	GlaxoSmithKline plc	20,248
1,632	H. Lundbeck A/S	71,581
4,000	Haw Par Corp., Ltd.	35,252
4,811	Hikma Pharmaceuticals plc	104,580
26,202	Indivior plc*	37,276
701	Ipsen SA	90,398
98,000	Jacobson Pharma Corp., Ltd.	21,471
500	Jcr Pharmaceuticals Co., Ltd.	20,870
1,000	Kaken Pharmaceutical Co., Ltd.	44,006
1,000	Kissei Pharmaceutical Co., Ltd.	25,454
1,700	Kyorin Holdings, Inc.	37,456
1,100	Kyowa Hakko Kogyo Co., Ltd.	20,673
98,378	Mayne Pharma Group, Ltd.*	53,683
884	Merck KGaA	91,198
2,500	Mitsubishi Tanabe Pharma Corp.	35,923
3,200	Nichi-Iko Pharmaceutical Co., Ltd.	47,218
16,906	Novartis AG, Registered Shares	1,448,560
9,411	Novo Nordisk A/S, Class B	432,689

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
1,000	Ono Pharmaceutical Co., Ltd.	$20,241
2,436	Orexo AB*	16,159
1,037	Orion OYJ	36,049
4,471	Orion OYJ, Class B	155,294
700	Otsuka Holdings Co., Ltd.	28,570
3,206	Recipharm AB*	41,095
3,141	Recordati SpA	109,011
4,031	Roche Holding AG	997,168
216	Roche Holding AG	52,888
600	Rohto Pharmaceutical Co., Ltd.	16,202
5,759	Sanofi-Aventis SA	497,620
1,600	Santen Pharmaceutical Co., Ltd.	22,901
1,200	Sawai Pharmaceutical Co., Ltd.	56,883
1,000	Shionogi & Co., Ltd.	56,711
400	Taisho Pharmaceutical Holdings Co., Ltd.	39,774
2,300	Takeda Pharmacuetical Co., Ltd.	78,051
3,519	Teva Pharmaceutical Industries, Ltd.*	54,620
800	Torii Pharmaceutical Co., Ltd.	17,712
600	Towa Pharmaceutical Co., Ltd.	42,250
1,400	Tsumura & Co.	39,302
1,020	UCB SA	83,147
46,000	United Laboratories International Holdings, Ltd.	24,481
37,691	Vectura Group plc*	33,563
1,353	Vifor Pharma AG(c)	146,912
116	Virbac SA*	15,130

		7,325,482

Professional Services (1.8%):
6,887	Adecco SA, Registered Shares	322,656
2,780	AF AB	50,466
1,162	Akka Technologies SA	58,429
3,728	ALS, Ltd.	17,798
9,096	Applus Services SA	100,636
1,000	Baycurrent Consulting, Inc.	20,726
1,800	Benefit One, Inc.	55,780
372	Bertrandt AG	29,180
6,858	Bureau Veritas SA	139,272
5,277	Capita Group plc*	7,498
1,100	DKSH Holding, Ltd.	76,079
900	EN-Japan, Inc.	27,519
11,350	Experian plc	275,816
1,200	FULLCAST Holdings Co., Ltd.	19,771
175	Groupe Crit	10,613
76,397	Hays plc	135,511
2,680	Intertek Group plc	163,132
2,270	Intertrust NV(a)	38,111
5,691	Iph, Ltd.	21,680
1,700	IR Japan Holdings, Ltd.	18,719
5,154	McMillan Shakespeare, Ltd.	50,483
1,100	Meitec Corp.	44,365
18,606	Michael Page International plc	106,430
3,497	Morneau Shepell, Inc.	64,150
1,400	Nexyz Group Corp.	23,283
2,500	Nihon M&A Center, Inc.	49,782
1,800	Nomura Co., Ltd.	41,207
3,000	Outsourcing, Inc.	29,182
2,000	Pasona Group, Inc.	20,683
1,700	Persol Holdings Co., Ltd.	24,970

Shares		Fair Value
Common Stocks, continued
Professional Services, continued
5,320	Randstad Holding NV	$243,285
4,900	Recruit Holdings Co., Ltd.	117,326
7,938	Reed Elsevier plc	163,013
5,236	RELX plc, ADR	107,443
3,973	Ricardo plc	31,589
6,390	Robert Walters plc	44,807
7,390	Seek, Ltd.	88,045
68	SGS SA, Registered Shares	153,267
2,100	SIGMAXYZ, Inc.	14,783
2,400	Sms Co., Ltd.	38,126
1,400	Stantec, Inc.	30,677
2,421	Stantec, Inc.	52,923
7,669	SThree plc	27,968
1,100	Tanseisha Co., Ltd.	10,975
1,200	Technopro Holdings, Inc.	49,023
2,255	Teleperformance	360,923
2,878	Thomson Reuters Corp.	139,036
900	Trust Tech, Inc.	22,432
1,100	Ut Group Co., Ltd.*	19,041
800	Weathernews, Inc.	20,582
10,253	Wolters Kluwer NV	605,391
1,000	World Holdings Co., Ltd.	19,365
1,200	YAMADA Consulting Group Co., Ltd.	18,267
3,100	Yumeshin Holdings Co., Ltd.	22,221

		4,444,435

Real Estate Management & Development (2.8%):
1,963	Adler Real Estate AG	29,332
585	ADO Group, Ltd.*	11,108
902	ADO Properties SA(a)	47,155
1,200	AEON Mall Co., Ltd.	19,201
3,164	Airport City, Ltd.*	38,917
770	Allreal Holding AG	119,927
2,762	Alony Hetz Properties & Invest	25,818
492	Alrov Properties And Lodgings, Ltd.	14,913
1,000	Altus Group, Ltd.	17,341
2,393	Amot Investments, Ltd.	11,628
7,650	Aroundtown SA	63,481
18,300	Ascendas India Trust	14,509
2,512	Ashtrom Properties, Ltd.	10,332
46,000	Asia Standard International Group, Ltd.	7,972
2,076	Atrium Ljungberg AB, Class B	35,666
5,538	Aveo Group	6,240
578	Azrieli Group	27,628
45	Bayside Land Corp.	19,135
210	Big Shopping Centers, Ltd.	11,796
3,700	Bukit Sembawang Estates, Ltd.	15,342
1,910	CA Immobilien Anlagen AG	60,339
31,474	Capital & Counties Properties plc	92,352
38,900	CapitaLand, Ltd.	88,495
2,300	Castellum AB	42,360
1,571	Catena AB	39,160
2,740	Cedar Woods Properties, Ltd.	9,785
18,000	Chinese Estates Holdings, Ltd.	19,458
41,300	Chip Eng Seng Corp., Ltd.	19,920
52,000	Chuang’s Consortium International, Ltd.	10,331
7,300	City Developments, Ltd.	43,332
8,424	Citycon OYJ^	15,575

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
22,430	CK Asset Holdings, Ltd.	$163,117
3,803	CLS Holdings plc	10,175
72,500	Cnqc International Holdings, Ltd.	16,025
1,625	Colliers International Group	89,440
741	Corestate Capital Holding SA	25,731
11,583	Countrywide plc*	1,262
340,000	CSI Properties, Ltd.	13,480
168	Daejan Holdings plc	12,018
1,700	Daibiru Corp.	16,704
700	Daito Trust Construction Co., Ltd.	95,622
10,300	Daiwa House Industry Co., Ltd.	327,167
1,654	Deutsche Euroshop AG	48,058
3,980	Deutsche Wohnen AG	182,406
1,490	Dic Asset AG	15,481
3,441	Dios Fastigheter AB	21,913
2,900	Dream Unlimited Corp.*	14,532
34,000	Emperor International Holdings	8,017
2,667	Entra ASA(a)	35,445
1,853	Fabege AB	24,682
68,000	Far East Consortium Internatio	29,288
1,175	Fastighets AB Balder*	33,535
3,800	First Capital Realty, Inc.	52,476
1,529	FirstService Corp.	104,705
6,100	Frasers Centrepoint, Ltd.	7,381
1,100	Goldcrest Co., Ltd.	15,806
24,338	Grainger Trust plc	65,061
3,982	Grand City Properties SA	86,344
10,000	Great Eagle Holdings, Ltd.	42,725
17,100	GuocoLand, Ltd.	22,523
36,000	Hang Lung Group, Ltd.	91,467
38,984	Hang Lung Properties, Ltd.	74,311
1,200	Heiwa Real Estate Co., Ltd.	18,969
3,426	Helical Bar plc	13,917
711	Hembla AB*	11,901
4,837	Hemfosa Fastigheter AB	38,237
15,551	Henderson Land Development Co., Ltd.	77,097
223	Hiag Immobilien AG	26,464
37,840	HKR International, Ltd.	17,769
9,400	Ho Bee Land, Ltd.	16,348
18,500	Hong Fok Corp., Ltd.	9,218
11,500	Hongkong Land Holdings, Ltd.	72,495
2,896	Hufvudstaden AB	44,840
3,000	Hulic Co., Ltd.	26,849
11,000	Hysan Development Co., Ltd.	52,160
6,500	Ichigo, Inc.	18,710
1,650	IMMOFINANZ AG	39,509
9,306	Industrial Buildings Corp., Ltd.*	12,984
28	Intershop Holdings AG	13,912
2,000	Invesque, Inc.	14,140
1,400	Keihanshin Building Co., Ltd.	10,452
13,300	Kenedix, Inc.	57,438
24,725	Kerry Properties, Ltd.	84,008
21,647	Klovern AB	25,139
26,000	Kowloon Development Co., Ltd.	27,309
7,162	Kungsleden AB	50,897
11,400	Lai Sun Development Co., Ltd.	18,492
112,800	Landing International Development, Ltd.*	35,362

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
1,358	LEG Immobilien AG	$141,776
9,489	Lend Lease Group	77,389
14,300	Leopalace21 Corp.	56,268
8,000	Liu Chong Hing Investment, Ltd.	12,402
4,644	LSL Property Services plc	12,970
578	Melisron, Ltd.	24,152
59,000	Mingfa Group International Co., Ltd.*	424
10,900	Mitsubishi Estate Co., Ltd.	170,837
4,100	Mitsui Fudosan Co., Ltd.	90,858
247	Mobimo Holding AG, Registered Shares	58,784
200	Morguard Corp.	25,789
112,351	New World Development Co., Ltd.	147,600
2,193	Nexity SA	98,974
800	Nippon Commercial Development Co., Ltd.	10,393
1,700	Nisshin Fudosan Co.	6,993
3,200	Nomura Real Estate Holdings, Inc.	58,393
4,837	Nyfosa AB*	23,347
1,200	Open House Co., Ltd.	40,920
17,900	Oue, Ltd.	18,768
48,000	Oxley Holdings, Ltd.	10,222
1,449	Patrizia Immobilien AG	27,679
2,600	Polytec Asset Holdings, Ltd.	225
31,000	Prospect Co., Ltd.	6,520
1,314	PSP Swiss Property AG	129,427
700	Raysum Co., Ltd.	6,119
2,300	Relo Holdings, Inc.	54,258
2,615	S Immo AG	43,599
1,200	SAMTY Co., Ltd.	13,752
9,229	Savills plc	82,915
7,103	Servcorp, Ltd.	15,205
2,600	Shinoken Group Co., Ltd.	15,954
100,800	Sinarmas Land, Ltd.	18,488
54,825	Sino Land Co., Ltd.	93,309
5,000	Soundwill Holdings, Ltd.	6,862
10,929	St. Modwen Properties plc	55,065
1,000	Sumitomo Realty & Development Co., Ltd.	36,529
1,493	Summit Real Estate Holdings, Ltd.	12,325
1,800	Sun Frontier Fudousan Co., Ltd.	17,591
13,921	Sun Hung Kai Properties, Ltd.	197,399
10,646	Swire Pacific, Ltd., Class A	111,847
17,500	Swire Pacific, Ltd., Class B	29,059
5,800	Swire Properties, Ltd.	20,269
2,643	Swiss Prime Site AG	214,222
3,756	Tag Immobilien AG	85,727
4,200	Takara Leben Co., Ltd.	11,482
3,359	Tlg Immobilien AG	93,269
4,500	Toc Co., Ltd.	29,865
6,400	Tokyo Tatemono Co., Ltd.	65,963
26,300	Tokyu Fudosan Holdings Corp.	130,573
2,400	Tosei Corp.	18,124
5,276	Tricon Capital Group, Inc.	37,454
6,860	U & I Group plc	18,204
213	UBM Development AG	8,151
22,100	United Engineers, Ltd.	41,040
1,200	Unizo Holdings Co., Ltd.	22,443
13,100	UOL Group, Ltd.	59,289
9,918	Urban & Civic plc	33,037

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
6,654	Villa World, Ltd.	$8,227
2,129	Vonovia SE	96,613
4,128	Wallenstam AB	38,281
18,324	Wharf Holdings, Ltd. (The)	47,540
10,000	Wharf Real Estate Investment Co., Ltd.	59,446
12,829	Wheelock & Co., Ltd.	72,865
8,400	Wheelock Properties Singapore*(c)	12,946
4,678	Wihlborgs Fastigheter AB	54,232
20,700	Wing Tai Holdings, Ltd.	29,275
17	Zug Estates Holding AG	28,996

		6,968,980

Road & Rail (1.4%):
43,226	Aurizon Holdings, Ltd.	130,275
5,353	Canadian National Railway Co.	396,711
883	Canadian Pacific Railway, Ltd.	156,838
600	Central Japan Railway Co.	127,511
1,200	Chilled & Frozen Logistics Holdings Co., Ltd.	13,249
44,100	ComfortDelGro Corp., Ltd.	69,272
3,352	DSV A/S	221,074
1,400	East Japan Railway Co.	124,455
8,727	Europcar Groupe SA(a)	78,398
79,447	FirstGroup plc*	84,317
300	Fukuyama Transporting Co., Ltd.	11,526
3,584	Go-Ahead Group plc	69,673
1,000	Hamakyorex Co., Ltd.	34,319
3,000	Hankyu Hanshin Holdings, Inc.	100,484
2,200	Hitachi Transport System, Ltd.	62,870
1,100	Ichinen Holdings Co., Ltd.	11,601
206	Jungfraubahn Holding AG, Registered Shares	26,302
2,500	Keihin Electric Express Railway Co., Ltd.	41,192
700	Keio Corp.	40,974
900	Keisei Electric Railway Co., Ltd.	28,022
1,500	Kintetsu Corp.	64,920
9,330	MTR Corp., Ltd.	49,106
2,700	Nagoya Railroad Co., Ltd.	71,620
2,400	Nankai Electric Railway Co., Ltd.	63,065
29,502	National Express Group plc	140,359
1,100	Nippon Express Co., Ltd.	61,118
3,300	Nippon Konpo Unyu Soko Co., Ltd.	78,728
2,100	Nishi-Nippon Railroad Co., Ltd.	52,593
3,683	Nobina AB(a)	24,938
8,429	Northgate plc	40,793
2,800	Odakyu Electric Railway Co., Ltd.	61,372
13,948	Redde plc	30,136
500	Sakai Moving Service Co., Ltd.	27,254
2,300	Sankyu, Inc.	103,478
4,000	Seino Holdings Co., Ltd.	52,164
11,100	Senko Co., Ltd.	83,790
823	Sixt Leasing Se	10,780
1,209	Sixt SE	95,703
1,659	Sixt SE	91,152
2,000	Sotetsu Holdings, Inc.	59,193
31,768	Stagecoach Group plc	53,557
169	Stef S.A.	14,910
6,961	Tfi International, Inc.	180,017
2,000	Tobu Railway Co., Ltd.	53,653
1,800	Tokyu Corp.	29,258

Shares		Fair Value
Common Stocks, continued
Road & Rail, continued
300	Tonami Holdings Co., Ltd.	$15,387
3,772	Tourism Holdings, Ltd.	13,046
600	Trancom Co., Ltd.	31,006
20,000	Transport International Holdings, Ltd.	55,100
700	West Japan Railway Co.	49,444

		3,586,703

Semiconductors & Semiconductor Equipment (1.0%):
2,600	Advantest Corp.	52,387
31,300	Aem Holdings, Ltd.	18,740
1,000	Aixtron SE*	9,605
2,386	ASM International NV	98,189
14,619	ASM Pacific Technology, Ltd.	140,095
2,787	ASML Holding NV, NYS	433,713
4,404	BE Semiconductor Industries NV	92,440
3,163	Dialog Semiconductor plc*	82,214
500	Disco Corp.	57,716
439	Elmos Semiconductor AG	9,708
2,300	Ferrotec Corp.	16,629
438	First Sensor AG	10,667
17,569	Infineon Technologies AG	349,554
2,200	Japan Material Co., Ltd.	21,652
800	Lasertec Corp.	20,077
1,200	Megachips Corp.	25,138
1,090	Melexis NV	63,296
3,100	Micronics Japan Co., Ltd.	19,761
1,700	Mitsui High-Tec, Inc.	13,102
167,251	Rec Silicon ASA*	11,518
12,100	Renesas Electronics Corp.*	55,506
1,100	ROHM Co., Ltd.	69,505
1,600	Sanken Electric Co., Ltd.	29,663
2,300	Screen Holdings Co., Ltd.	97,166
700	Shibaura Mechatronics Corp.	21,758
300	Shindengen Electric Manufacturing Co., Ltd.	10,321
4,800	Shinko Electric Industries Co., Ltd.	30,275
992	Siltronic AG	82,035
285	SMA Solar Technology AG	5,414
474	Soitec*	27,377
8,416	STMicroelectronics NV	120,085
3,600	SUMCO Corp.	40,599
900	Tokyo Electron, Ltd.	103,270
1,400	Tokyo Seimitsu Co., Ltd.	35,672
2,300	Towa Corp.	12,107
2,312	Tower Semiconductor, Ltd.*	34,079
140	U-Blox AG	11,286
2,400	ULVAC, Inc.	68,991
51,000	UMS Holdings, Ltd.	21,132
2,000	Yamaichi Electronics Co., Ltd.	21,175

		2,443,617

Software (0.9%):
1,800	Access Co., Ltd.*	13,044
4,557	Altium, Ltd.	69,458
1,917	Aveva Group plc	58,903
3,461	Bittium OYJ^	30,245
14,854	BlackBerry, Ltd.*	105,665
6,852	Bravura Solutions, Ltd.	17,875
1,100	Computer Engineering & Consulting, Ltd.	18,164
301	Constellation Software, Inc.	192,698

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Software, continued
700	Cresco, Ltd.	$18,404
460	Dassault Systemes SA	54,303
1,064	Descartes Systems Group, Inc.*	28,153
600	Enghouse Systems, Ltd.	29,191
500	Fuji Soft, Inc.	18,805
1,400	Fukui Computer Holdings, Inc.	17,483
1,403	Gemalto NV*	81,410
900	Gunosy, Inc.*	22,777
13,353	Hansen Technology, Ltd.	32,621
916	Hilan, Ltd.	21,561
4,400	Infomart Corp.	40,625
13,965	Infomedia, Ltd.	11,619
6,854	IRESS, Ltd.	53,668
9,063	Isentia Group, Ltd.	1,787
400	Kinaxis, Inc.*	19,311
1,361	Lectra	28,337
172	Linedata Services	6,207
1,195	Magic Software Enterprises, Ltd.	9,220
9,927	Micro Focus International plc, ADR	170,844
16,397	Myob Group, Ltd.	38,631
695	Nemetschek Se	76,276
546	NICE Systems, Ltd.*	59,194
3,485	Open Text Corp.	113,611
700	Oracle Corp.	44,296
2,053	Rib Software Se	27,794
16,033	Sage Group plc	122,733
2,059	SAP AG	205,069
2,800	Scala, Inc.	19,097
2,151	SimCorp A/S	147,483
998	Software AG	36,111
500	SRA Holdings	11,850
2,800	Systena Corp.	32,264
8,525	Technology One, Ltd.	36,979
1,257	Temenos Group AG	151,545
1,300	Trend Micro, Inc.	70,366
8,732	Vista Group International, Ltd.	21,976

		2,387,653

Specialty Retail (1.5%):
400	ABC-Mart, Inc.	22,157
16,866	Accent Group, Ltd.	14,252
10,400	Adairs, Ltd.	13,774
2,400	Adastria Co., Ltd.	40,733
900	Alpen Co., Ltd.	13,780
7,932	AMA Group, Ltd.	4,836
2,600	Aoki Holdings, Inc.	30,777
2,200	Aoyama Trading Co., Ltd.	52,538
1,900	Arcland Sakamoto Co., Ltd.	23,189
700	Autobacs Seven Co., Ltd.	11,649
1,813	Autocanada, Inc.	15,075
11,649	Automotive Holdings Group, Ltd.	12,796
19,633	Bca Marketplace plc	55,059
4,300	BIC Camera, Inc.	54,311
6,038	Bilia AB, Class A	56,557
3,245	Byggmax Group AB	11,706
30,561	Card Factory PLC	67,333
3,919	Ceconomy AG	14,100
800	Chiyoda Co., Ltd.	12,848

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
18,000	Chow Sang Sang Holdings International, Ltd.	$26,617
31,200	Chow Tai Fook Jewellery Group, Ltd.	25,910
2,205	Clas Ohlson AB	19,230
4,700	DCM Holdings Co., Ltd.	49,319
57,797	Dixons Carphone plc	88,226
1,884	Dufry AG, Registered Shares	179,004
5,850	Dunelm Group plc	40,245
4,900	Edion Corp.	48,154
230,000	Emperor Watch & Jewellery, Ltd.	6,748
77,300	Esprit Holdings, Ltd.*	15,348
400	Fast Retailing Co., Ltd.	204,642
104	Fenix Outdoor International AG	10,079
665	Fielmann AG	41,088
2,300	Geo Holdings Corp.	34,760
130,000	Giordano International, Ltd.	61,468
1,946	Grandvision BV(a)	42,663
3,237	Greencross, Ltd.	12,400
878	Groupe FNAC SA*	57,245
13,359	Halfords Group plc	43,372
5,546	Hennes & Mauritz AB, Class B^	78,815
300	Hikari Tsushin, Inc.	47,199
2,200	Honeys Holdings Co., Ltd.	15,491
483	Hornbach Baumarkt AG	9,423
721	Hornbach Holding AG & Co. KGaA	34,028
22,000	I.T, Ltd.	11,549
5,100	Idom, Inc.	16,826
4,686	Industria de Diseno Textil SA	119,444
7,909	JB Hi-Fi, Ltd.	123,300
27,079	JD Sports Fashion plc	119,963
700	Jin Co., Ltd.	36,791
1,500	Joshin Denki Co., Ltd.	32,774
3,370	KappAhl AB	6,602
8,824	Kathmandu Holdings, Ltd.	16,176
1,700	Keiyo Co., Ltd.	8,126
71,499	Kingfisher plc	189,129
900	Kohnan Shoji Co., Ltd.	21,985
5,100	Kojima Co., Ltd.*	22,039
1,800	Komehyo Co., Ltd.	17,772
1,600	Komeri Co., Ltd.	34,278
6,600	K’s Holding Corp.	64,699
2,366	Leon’s Furniture, Ltd.	26,052
300	Lixil Viva Corp.	4,226
25,750	L’occitane International SA	46,815
19,046	Lookers plc	22,364
20,000	Luk Fook Holdings International, Ltd.	57,105
2,347	Matas A/S	20,930
1,681	Mekonomen AB	17,345
2,955	Mobilezone Holding AG	32,953
2,608	Motus Holdings, Ltd.*	15,994
3,966	Nick Scali, Ltd.	14,746
1,900	Nishimatsuya Chain Co., Ltd.	15,487
400	Nitori Co., Ltd.	49,693
2,300	Nojima Corp.	46,067
40,000	Oriental Watch Holdings	10,378
700	Pal Group Holdings Co., Ltd.	17,219
76,677	Pendragon plc	21,986
19,618	Pets At Home Group plc	28,869

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
3,511	Premier Investments, Ltd.	$36,368
2,700	Right On Co., Ltd.	20,923
58,000	SA SA International Holdings, Ltd.	21,754
1,000	Sanrio Co., Ltd.	19,450
1,300	Shimachu Co., Ltd.	35,199
800	Shimamura Co., Ltd.	61,498
2,900	Sleep Country Canada Holdings, Inc.(a)	42,427
9,000	Sports Direct International*	27,154
8,650	Super Retail Group, Ltd.	42,847
3,968	Supergroup plc	23,658
900	T-Gaia Corp.	16,953
1,300	United Arrows, Ltd.	41,539
2,400	USS Co., Ltd.	40,061
240	Valora Holding AG	52,652
8,200	VT Holdings Co., Ltd.	30,767
4,080	WHSmith plc	89,108
700	Xebio Holdings Co., Ltd.	8,026
1,990	XXL ASA^(a)	6,049
10,200	Yamada Denki Co., Ltd.	48,877
400	Yellow Hat, Ltd.	9,605

		3,683,541

Technology Hardware, Storage & Peripherals (0.6%):
6,400	Brother Industries, Ltd.	93,954
7,800	Canon, Inc.	214,954
400	EIZO Corp.	14,758
900	Elecom Co., Ltd.	22,850
2,700	Fujifilm Holdings Corp.	104,204
1,300	Fujitsu Frontech, Ltd.	12,533
1,900	Hitachi Maxell, Ltd.	25,164
2,200	I-O Data Device, Inc.	21,332
14,600	Konica Minolta Holdings, Inc.	131,059
6,508	Logitech International SA	203,570
4,900	Mcj Co., Ltd.	29,820
5,200	NEC Corp.	155,698
1,935	Neopost	52,831
1,300	Noritsu Koki Co., Ltd.	17,578
13,100	Ricoh Co., Ltd.	128,139
600	Roland Dg Corp.	11,581
2,197	S&T AG	39,842
7,600	Seiko Epson Corp.	106,653
1,800	Toshiba Tec Corp.	41,845
4,400	Wacom Co., Ltd.	18,415
315	Wincor Nixdorf AG	20,688

		1,467,468

Textiles, Apparel & Luxury Goods (1.3%):
936	Adidas AG	195,570
1,537	Aritzia, Inc.*	18,467
1,500	ASICS Corp.	19,015
1,700	Atsugi Co., Ltd.	14,770
287	Bijou Brigitte AG	11,002
1,383	Brunello Cucinelli SpA	47,525
6,313	Burberry Group plc	138,872
408	Canada Goose Holdings, Inc.*	17,838
3,580	Compagnie Financiere Richemont SA	230,171
485	Delta-Galil Industries, Ltd.	12,019
1,500	Descente, Ltd.	24,423

Shares		Fair Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
829	Fox Wizel, Ltd.	$18,852
900	Fujibo Holdings, Inc.	20,122
1,250	Gerry Weber International AG*	3,286
2,382	Gildan Activewear, Inc.	72,317
280,000	Global Brands Group Holdings, Ltd.*	12,624
900	Gunze, Ltd.	33,972
189	Hermes International SA	104,512
2,775	Hugo Boss AG	171,122
465	IC Group A/S	2,607
2,800	Japan Wool Textile Co., Ltd. (The)	21,231
420	Kering	196,539
700	Kurabo Industries, Ltd.	15,918
399,238	Li & Fung, Ltd.	62,858
2,443	LVMH Moet Hennessy Louis Vuitton SA	717,767
5,170	Moncler SpA	172,736
1,495	New Wave Group AB	7,995
5,000	Onward Holdings Co., Ltd.	26,740
9,893	Ovs SpA*(a)	12,448
44,000	Pacific Textiles Holdings, Ltd.	39,075
2,465	Pandora A/S	100,287
6,400	Prada SpA	20,917
99	Puma SE	48,485
1,469	Salvatore Ferragamo Italia SpA	29,811
73,200	Samsonite International SA(a)	206,663
500	Sanyo Shokai, Ltd.	8,226
1,800	Seiko Holdings Corp.	34,377
2,500	Seiren Co., Ltd.	41,079
28,000	Stella International Holdings, Ltd.	33,279
167	Swatch Group AG (The), Class B	48,875
953	Swatch Group AG (The), Registered Shares	55,264
1,909	Ted Baker plc	37,573
60,000	Texwinca Holdings, Ltd.	19,578
404	Tod’s SpA^	19,080
3,200	Tsi Holdings Co., Ltd.	20,706
2,700	Unitika, Ltd.*	11,346
2,000	Wacoal Holdings Corp.	51,650
45,514	Yue Yuen Industrial Holdings, Ltd.	145,248

		3,374,837

Thrifts & Mortgage Finance (0.2%):
2,831	Aareal Bank AG	87,486
7,720	Deutsche Pfandbriefbank AG(a)	77,291
615	Equitable Group, Inc.	26,636
1,100	Firm Capital Mortgage Investment Corp.	10,597
2,026	Genworth MI Canada, Inc.	59,667
16,190	Genworth Mortgage Insurance AU	24,872
3,512	Home Capital Group, Inc.*	37,050
3,730	MyState, Ltd.	11,952
15,593	Onesavings Bank plc	69,336
14,878	Paragon Group of Cos. plc (The)	72,943
3,600	Timbercreek Financial Corp.^	23,077

		500,907

Tobacco (0.5%):
24,850	British American Tobacco plc	792,325
8,782	Imperial Tobacco Group plc, Class A	265,527
5,700	Japan Tobacco, Inc.	135,251
3,118	Scandinavian Tobacco Group A/S(a)	37,573
2,105	Swedish Match AB, Class B	83,035

		1,313,711

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Trading Companies & Distributors (1.8%):
2,637	AddTech AB, Class B	$47,049
4,451	Ahlsell AB(a)	26,144
1,000	Alconix Corp.	9,765
14,372	Ashtead Group plc	297,719
1,271	B&b Tools AB	12,143
653	BayWa AG	15,391
2,337	Beijer Ref AB	38,407
12,500	BOC Aviation, Ltd.(a)	91,972
537	Bossard Holding AG	76,882
5,520	Brenntag AG	238,206
4,067	Bunzl plc	122,352
4,000	CanWel Building Materials Group, Ltd.	13,363
70,000	China Strategic Holdings, Ltd.*	454
3,143	Cramo OYJ	53,602
400	Daiichi Jitsugyo Co., Ltd.	12,788
8,787	Diploma plc	134,953
3,513	Ferguson plc	224,958
1,100	Finning International, Inc.	19,179
6,615	Grafton Group plc	54,043
1,700	Hanwa Co., Ltd.	44,123
32,140	Howden Joinery Group plc	177,726
1,598	Imcd Group NV	102,038
900	Inaba Denki Sangyo Co., Ltd.	33,829
1,800	Inabata & Co., Ltd.	22,758
3,231	Indutrade AB	75,166
10,600	ITOCHU Corp.	178,803
2,600	Iwatani Corp.	86,644
616	Jacquet Metal Service	10,859
800	Jalux, Inc.	18,424
500	Japan Pulp & Paper Co., Ltd.	19,074
700	Kamei Corp.	7,970
900	Kanaden Corp.	9,484
1,700	Kanamoto Co., Ltd.	45,139
4,800	Kanematsu Corp.	58,087
5,365	Kloeckner & Co. SE	37,230
14,200	Marubeni Corp.	98,829
1,100	Mitani Corp.	55,363
13,700	Mitsubishi Corp.	373,963
16,800	Mitsui & Co., Ltd.	260,404
1,271	Momentum Group AB, Class B	11,643
1,800	MonotaRo Co., Ltd.	43,901
2,600	Nagase & Co., Ltd.	35,686
600	Nichiden Corp.	8,701
1,100	Nippon Steel & Sumikin Bussan	45,708
1,200	Nishio Rent All Co., Ltd.	35,841
700	Onoken Co., Ltd.	10,258
7,777	Ramirent OYJ	48,538
4,501	Reece, Ltd.	31,536
14,913	Rexel SA	158,990
3,492	Richelieu Hardware, Ltd.	58,047
2,804	Russel Metals, Inc.	43,816
693	Scope Metals Group, Ltd.	17,106
600	Senshu Electric Co., Ltd.	15,151
4,146	Seven Group Holdings, Ltd.	41,465
12,209	SIG plc	16,992
21,100	Sojitz Corp.	72,796
164	Solar A/S	7,119

Shares		Fair Value
Common Stocks, continued
Trading Companies & Distributors, continued
17,864	Speedy Hire plc	$13,554
3,300	SRG Takamiya Co., Ltd.	22,896
10,200	Sumitomo Corp.	143,911
600	Tomoe Engineering Co., Ltd.	13,218
2,572	Toromont Industries, Ltd.	102,240
2,100	Toyota Tsushu Corp.	61,771
13,568	Travis Perkins plc	184,073
1,000	Trusco Nakayama Corp.	26,216
800	Wajax Corp.	9,717
2,700	Wakita & Co., Ltd.	27,313
3,800	Yamazen Corp.	35,382
800	Yuasa Trading Co., Ltd.	22,827

		4,571,695

Transportation Infrastructure (0.6%):
833	Aena SA(a)	129,137
496	Aeroports de Paris	93,769
1,197	Ansaldo Sts SpA	17,408
6,220	Atlantia SpA	128,787
12,050	Atlas Arteria, Ltd.	53,117
10,655	Auckland International Airport, Ltd.	51,129
21,398	BBA Aviation plc	59,334
4,570	Enav SpA(a)	22,211
788	Flughafen Zuerich AG	130,195
1,452	Fraport AG	103,772
3,270	Groupe Eurotunnel SA	43,878
2,440	Hamburger Hafen und Logistik AG	48,401
182,200	Hutchison Port Holdings Trust	44,521
4,263	James Fisher & Sons plc	93,921
400	Japan Airport Terminal Co., Ltd.	13,816
1,500	Kamigumi Co., Ltd.	30,611
2,100	Mitsubishi Logistics Corp.	47,570
400	Nissin Corp.	6,547
55,275	Qube Holdings, Ltd.	98,861
15,500	SATS, Ltd.	53,131
12,600	Sia Engineering Co., Ltd.	20,999
1,641	SIAS SpA	22,628
3,800	Sumitomo Warehouse Co., Ltd. (The)	46,521
9,817	Sydney Airport	46,524
10,962	Transurban Group	89,976
2,729	Westshore Terminals Investment Corp.	41,145

		1,537,909

Water Utilities (0.1%):
15,034	Pennon Group plc	132,553
5,341	Severn Trent plc	123,377
45,000	Siic Environment Holdings, Ltd.	9,080
11,516	United Utilities Group plc	107,821

		372,831

Wireless Telecommunication Services (1.1%):
3,670	Cellcom Israel, Ltd.*	21,752
1,292	Drillisch AG	65,714
7,390	Freenet AG	143,307
88,000	Hutchison Telecommunications Holdings, Ltd.	32,755
27,900	KDDI Corp.	664,950
13,000	M1, Ltd.	19,925
3,522	Millicom International Cellular SA, SDR	223,613
2,104	Mobistar SA	41,480

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Wireless Telecommunication Services, continued
10,600	NTT DoCoMo, Inc.	$238,055
1,000	Okinawa Cellular Telephone Co.	32,747
5,106	Partner Communications Co.*	25,041
1,708	Rogers Communications, Inc., Class B	87,552
35,000	Smartone Telecommunications Ho	38,808
4,700	SoftBank Group Corp.	309,842
21,800	StarHub, Ltd.	27,920
11,993	Tele2 AB	153,329
322,083	Vodafone Group plc	625,753

		2,752,543

Total Common Stocks (Cost $270,349,088)		250,208,595

Preferred Stocks (0.4%):
Automobiles (0.4%):
1,600	Bayerische Motoren Werke AG (BMW), 6.47%, 5/17/19	113,856
2,667	Porsche Automobil Holding SE, 3.41%, 6/28/19	157,868
4,515	Volkswagen AG, 2.85%, 5/15/19	718,391

		990,115

Household Products (0.0%)†:
425	Henkel AG & Co. KGaA, 1.88%, 4/9/19	46,403

Total Preferred Stocks (Cost $1,307,187)		1,036,518

Warrant (0.0%)†:
Energy Equipment & Services (0.0%)†:
64,038	Ezion Holdings, Ltd.	—

Total Warrant (Cost $—)		—

Rights (0.0%)†:
Aerospace & Defense (0.0%)†:
1,164,858	Rolls-Royce Holdings plc, Expires on 1/08/19*	1,485

Hotels, Restaurants & Leisure (0.0%)†:
23,554	Gvc Holdings — CVR, Expires on 1/07/19*	3,250

Oil, Gas & Consumable Fuels (0.0%)†:
11,035	Repsol SA, Expires on 1/10/19*	5,057

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Rights, continued
Paper & Forest Products (0.0%)†:
561	Long Chen Paper Co., Ltd., Expires on 1/08/19*	$—

Pharmaceuticals (0.0%)†:
10,450	Faes Farma SA, Expires on 1/02/19*	1,226

Total Rights (Cost $8,059)		11,018

Unaffiliated Investment Company (0.2%):
504,165	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 2.20%(d)	504,165

Total Unaffiliated Investment Company (Cost $504,165)		504,165

Short-Term Securities Held as Collateral for Securities on Loan (0.5%)
Miscellaneous Investments (0.5%)
1,265,015	Short-Term Investments(e)	1,265,015

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $1,265,015)		1,265,015

Total Investment Securities (Cost $273,433,514) —100.0%(f)		253,025,311
Net other assets (liabilities) — 0.0%		18,555

Net Assets — 100.0%		$253,043,866

Percentages indicated are based on net assets as of December 31, 2018.

ADR—American Depositary Receipt

CVR—Contingency Valued Rights

NYS—New York Shares

SDR—Swedish Depository Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2018. The total value of securities on loan as of December 31, 2018, was $1,199,479.

†	Represents less than 0.05%.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2018, these securities represent 0.01% of the net assets of the fund.

(c)

The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2018, these securities represent 0.34% of the net assets of the Fund.

(d)	The rate represents the effective yield at December 31, 2018.

(e)

Represents various short-term investments purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—” are either $0 or rounds to less than $1.

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2018:

(Unaudited)

Country	Percentage
Australia	6.1%
Austria	0.6%
Belgium	1.1%
Bermuda	0.1%
Cambodia	— %^
Canada	8.6%
Cayman Islands	— %^
China	0.1%
Colombia	— %^
Denmark	1.6%
Egypt	— %^
European Community	— %^
Faroe Islands	— %^
Finland	1.7%
France	7.5%
Germany	7.5%
Hong Kong	2.6%
India	— %^
Indonesia	— %^
Ireland (Republic of)	1.1%
Isle of Man	0.1%
Israel	0.7%
IT	— %^
Italy	2.6%
Japan	23.6%

Country	Percentage
Jersey	—	%^
Liechtenstein	—	%^
Luxembourg	0.5%
Macau	—	%^
Malta	—	%^
Mexico	—	%^
Monaco	—	%^
Netherlands	3.0%
New Zealand	0.4%
Norway	0.9%
Peru	—	%^
Portugal	0.2%
Republic of Korea (South)	—	%^
Russian Federation	—	%^
Singapore	1.1%
South Africa	—	%^
Spain	2.6%
Sweden	2.7%
Switzerland	6.7%
Taiwan, Province Of China	—	%^
United Arab Emirates	—	%^
United Kingdom	15.3%
United States	1.0%

	100.0%

^	Represents less than 0.05%.

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investment securities, at cost	$273,433,514

Investment securities, at value(a)	$253,025,311
Cash	4,097
Foreign currency, at value (cost $164,056)	164,658
Interest and dividends receivable	290,999
Receivable for investments sold	135,136
Reclaims receivable	908,148
Prepaid expenses	23,019

Total Assets	254,551,368

Liabilities:
Payable for investments purchased	23,928
Payable for collateral received on loaned securities	1,265,015
Manager fees payable	160,200
Administration fees payable	1,672
Distribution fees payable	53,400
Other accrued liabilities	3,287

Total Liabilities	1,507,502

Net Assets	$253,043,866

Net Assets Consist of:
Paid in capital	$261,236,828
Total distributable earnings/(losses)	(8,192,962)

Net Assets	$253,043,866

Shares of beneficial interest (unlimited number of shares authorized, no par value)	27,496,910
Net Asset Value (offering and redemption price per share)	$9.20

(a)	Includes securities on loan of $1,199,479.

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends	$7,569,760
Interest	785
Income from securities lending	34,347
Foreign withholding tax	(817,204)

Total Investment Income	6,787,688

Expenses:
Manager fees	2,296,620
Administration fees	281,552
Distribution fees	604,372
Custodian fees	68,922
Administrative and compliance services fees	3,616
Transfer agent fees	4,751
Trustee fees	10,908
Professional fees	10,720
Shareholder reports	2,764
Other expenses	45,931

Total expenses before reductions	3,330,156
Less expenses voluntarily waived/reimbursed by the Manager	(483,503)

Net expenses	2,846,653

Net Investment Income/(Loss)	3,941,035

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	9,116,493
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(59,004,774)

Net realized and Change in net unrealized gains/losses on investments	(49,888,281)

Change in Net Assets Resulting From Operations	$(45,947,246)

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$3,941,035	$3,805,179
Net realized gains/(losses) on investments	9,116,493	2,741,170
Change in unrealized appreciation/depreciation on investments	(59,004,774)	53,201,724

Change in net assets resulting from operations	(45,947,246)	59,748,073

Distributions to Shareholders:(a)
Distributions	(5,579,837)	(3,321,065)

Change in net assets resulting from distributions to shareholders	(5,579,837)	(3,321,065)

Capital Transactions:
Proceeds from shares issued	59,206,671	1,518,775
Proceeds from dividends reinvested	5,579,836	3,321,065
Value of shares redeemed	(19,174,409)	(55,005,008)

Change in net assets resulting from capital transactions	45,612,098	(50,165,168)

Change in net assets	(5,914,985)	6,261,840
Net Assets:(a)
Beginning of period	258,958,851	252,697,011

End of period	$253,043,866	$258,958,851

Share Transactions:
Shares issued	6,025,192	145,766
Dividends reinvested	543,844	304,685
Shares redeemed	(1,661,236)	(5,286,375)

Change in shares	4,907,800	(4,835,924)

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in Notes to the Financial Statements.

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,			April 27, 2015 to December 31, 2015(a)
	2018	2017	2016

Net Asset Value, Beginning of Period	$11.46	$9.21	$9.03	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.17	0.19	0.11	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	(2.16)	2.21	0.17	(1.05)

Total from Investment Activities	(1.99)	2.40	0.28	(0.97)

Distributions to Shareholders From:
Net Investment Income	(0.21)	(0.15)	(0.10)	—
Net Realized Gains	(0.06)	—	—	—

Total Dividends	(0.27)	(0.15)	(0.10)	—

Net Asset Value, End of Period	$9.20	$11.46	$9.21	$9.03

Total Return(b)	(17.65)%	26.09%	3.17%	(9.70	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$253,044	$258,959	$252,697	$170,273
Net Investment Income/(Loss)(d)	1.63%	1.48%	1.62%	1.19%
Expenses Before Reductions(d)(e)	1.38%	1.41%	1.39%	1.39%
Expenses Net of Reductions(d)	1.18%	1.21%	1.19%	1.19%
Portfolio Turnover Rate	20%	4%	11%	4	%(c)

(a)	For the period April 27, 2015 (commencement of share class) to December 31, 2015.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 22 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA International Core Equity Fund (the “Fund”), and 21 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2018

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2018 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested in short-term investments that have a remaining maturity of 397 days or less, similar to investments held in compliance with Rule 2a-7 under the 1940 Act. Included in short-term investments may be investments in overnight repurchase agreements that are collateralized at 102% with securities issued by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government, or other approved issuers. The securities purchased with cash collateral received are reflected in the Fund’s Schedule of Portfolio Investments under Short-Term Securities Held as Collateral for Securities on Loan. Short-term securities held as collateral for securities on loan are valued at amortized cost which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security. These are typically categorized as Level 2 in the fair value hierarchy, as defined in Note 4. Income earned on these investments is included in “Income from securities lending” on the Statement of Operations.

The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $3,388 during the year ended December 31, 2018. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $1,261,871 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2018. At December 31, 2018, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017
Distributions to Shareholders:
From net investment income	$(3,321,065)
From net realized gains	—

Change in net assets resulting from distributions to shareholders	$(3,321,065)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2018

expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2020.

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL DFA International Core Equity Fund	0.95%	1.39%

*	The Manager voluntarily reduced the management fee to 0.75% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $1,920 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2018

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2018, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks
Aerospace & Defense	$152,951	$2,591,332	$2,744,283
Airlines	91,499	1,024,387	1,115,886
Auto Components	689,843	4,908,742	5,598,585
Automobiles	124,598	7,090,806	7,215,404
Banks	6,865,965	16,591,056	23,457,021
Beverages	658,906	2,628,171	3,287,077
Biotechnology	32,377	609,667	642,044
Capital Markets	472,349	6,934,162	7,406,511
Chemicals	512,236	10,739,380	11,251,616
Commercial Services & Supplies	80,133	3,858,138	3,938,271
Communications Equipment	54,733	663,078	717,811
Construction & Engineering	177,443	4,643,222	4,820,665
Construction Materials	378,755	1,428,925	1,807,680
Containers & Packaging	139,576	1,688,141	1,827,717
Distributors	43,015	555,704	598,719
Diversified Financial Services	147,487	1,597,310	1,744,797
Diversified Telecommunication Services	63,946	5,942,221	6,006,167
Electric Utilities	139,682	3,418,805	3,558,487
Electronic Equipment, Instruments & Components	43,845	4,647,371	4,691,216
Energy Equipment & Services	382,199	1,158,659	1,540,858
Entertainment	104,923	1,540,332	1,645,255
Food & Staples Retailing	520,421	4,157,533	4,677,954
Food Products	206,098	6,642,516	6,848,614
Gas Utilities	103,102	831,073	934,175
Health Care Equipment & Supplies	132,962	2,813,007	2,945,969
Health Care Providers & Services	177,735	1,962,735	2,140,470
Hotels, Restaurants & Leisure	434,757	5,394,362	5,829,119
Household Durables	12,923	4,905,183	4,918,106
Independent Power and Renewable Electricity Producers	331,334	525,910	857,244
Insurance	1,281,210	9,679,163	10,960,373
IT Services	88,172	3,167,859	3,256,031
Leisure Products	48,114	1,012,525	1,060,639
Life Sciences Tools & Services	110,343	1,022,692	1,133,035
Machinery	155,472	9,438,105	9,593,577
Media	470,741	3,506,382	3,977,123
Metals & Mining	4,641,978	8,342,688	12,984,666
Multiline Retail	209,874	1,212,753	1,422,627
Multi-Utilities	258,557	1,960,539	2,219,096
Oil, Gas & Consumable Fuels	8,421,260	7,421,813	15,843,073
Paper & Forest Products	434,035	1,298,455	1,732,490
Personal Products	733,240	933,392	1,666,632
Pharmaceuticals	1,173,816	6,151,666	7,325,482
Professional Services	394,229	4,050,206	4,444,435
Real Estate Management & Development	379,648	6,589,332	6,968,980
Road & Rail	733,566	2,853,137	3,586,703
Semiconductors & Semiconductor Equipment	467,792	1,975,825	2,443,617

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2018

Investment Securities:	Level 1	Level 2		Total

Software	$659,473	$1,728,180		$2,387,653
Specialty Retail	99,548	3,583,993		3,683,541
Technology Hardware, Storage & Peripherals	203,570	1,263,898		1,467,468
Textiles, Apparel & Luxury Goods	108,622	3,266,215		3,374,837
Thrifts & Mortgage Finance	157,027	343,880		500,907
Trading Companies & Distributors	246,362	4,325,333		4,571,695
Transportation Infrastructure	41,145	1,496,764		1,537,909
Wireless Telecommunication Services	87,552	2,664,991		2,752,543
All Other Common Stocks+	—	14,545,742		14,545,742
Preferred Stocks	—	1,036,518		1,036,518
Warrant	—	—	#	—
Rights	3,250	7,768		11,018
Short-Term Securities Held as Collateral for Securities on Loan	—	1,265,015		1,265,015
Unaffiliated Investment Company	504,165	—		504,165

Total Investments	$35,388,554	$217,636,757		$253,025,311

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2018.

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL DFA International Core Equity Fund	$91,622,916	$49,344,171

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $273,704,179. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$19,138,621
Unrealized (depreciation)	(39,817,489)

Net unrealized appreciation/(depreciation)	$(20,678,868)

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA International Core Equity Fund	$5,579,837	$—	$5,579,837

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2018

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA International Core Equity Fund	$3,321,065	$—	$3,321,065

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL DFA International Core Equity Fund	$4,021,179	$8,467,836	$—	$(20,681,977)	$(8,192,962)

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and mark-to-market of passive foreign investment companies.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 80% of the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL DFA International Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL DFA International Core Equity Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, 0.01% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2018, the Fund declared net short-term capital gain distributions of $1,243,462.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Agreements were approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the

Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the one-year period ended June 30, 2018, eight Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2018, 10 Funds were in the top 40%, three were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2018, five Funds were in the top 40%, three were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, the AZL Russell 1000 Value Index Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund, respectively, on September 12, 2018, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers.

For the AZL Russell 1000 Value Index Fund, the Board understood that the peer groups utilized for performance ranking by Lipper include both active and passive funds. The Board also understood that an index fund’s performance generally should be judged based upon how closely the Fund’s performance matches the performance of the Fund’s benchmark index. The Board quarterly receives information regarding index attribution (performance versus benchmark index) for the AZL Russell 1000 Value Index Fund, and the Board found the performance of the Fund by that measure to be satisfactory. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 22 Funds reviewed by the Board in the fall of 2018, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 22 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); (2) for the AZL BlackRock Global Allocation Fund, the AZL Enhanced Bond Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, although the management fee ranked below the 65th percentile, the Manager proposed increasing the temporary management fee waiver by one basis point due to lower subadvisory fees negotiated by the Manager; and (4) for the AZL Russell 1000 Value Index Fund, the AZL Russell 1000 Growth Fund, and the AZL MetWest Total Return Bond Fund, the Manager recommended increasing a temporary management fee waiver by one basis point for the Russell Funds and by five basis points for the MetWest Fund. Increasing the temporary management fee waivers effectively decreases the management fee paid by a fund.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2017, were approximately $17.4 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for four Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL® DFA U.S. Core Equity Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA U.S. Core Equity Fund (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA U.S. Core Equity Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® DFA U.S. Core Equity Fund (the “Fund”) returned -7.52%. That compared to a -5.24% total return for its benchmark, the Russell 3000® Index1.

U.S. equities began the year rallying to record highs. However, concerns about U.S. trade protectionism, rising yields and fears of an overheated economy drove an increase in volatility near the end of the first quarter—annualized realized volatility in the S&P 500 Index2 was 19% for the quarter compared to just 6.6% for 2017. These factors dragged equity markets downwards despite strong employment data, relatively high consumer confidence and healthy macroeconomic data.

Strong U.S. economic data and corporate earnings powered mid-year gains, but those increases were offset by sharp declines in the energy and information technology sectors during the fourth quarter, when a decline in crude oil prices proved a major setback to the energy sector. Trade tensions and a possible slowdown in economic growth both weighed heavily on investor confidence.

The U.S. Federal Reserve Board raised interest rates four times in 2018 in response to improving economic conditions, however communicated a more hawkish tone for the coming year.

In general, large-cap stocks outperformed their small-cap counterparts for the period. Growth stocks outperformed value among both large- and small-cap companies.

The Fund underperformed its benchmark for the 12-month period. The Fund’s emphasis on small-cap stocks detracted from relative performance, as small-caps underperformed large-cap stocks during the year. The Fund’s emphasis on value stocks also detracted, as value stocks underperformed growth during the period.*

Conversely, the Fund’s greater emphasis on stocks with higher profitability added to relative performance, as higher-profitability stocks outperformed lower-profitability stocks.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]

The Standard & Poor’s 500 Index is unmanaged and is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® DFA U.S. Core Equity Fund (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities of U.S. companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

	1 Year	3 Year	Since Inception (4/27/15)
AZL® DFA U.S. Core Equity Fund	-7.52%	8.37%	5.25%
Russell 3000® Index	-5.24%	8.97%	6.37%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA U.S. Core Equity Fund	1.10%

The above expense ratio is based on the current Fund prospectus dated May 1, 2018. The Manager voluntarily reduced the management fee to 0.54% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 3000® Index, which is an unmanaged broad capitalization index of the top 3,000 U.S. stocks by market capitalization and covers 98% of the U.S. equity investable universe. The index does not reflect the deduction of fees associated with a mutual fund, such as investment fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA U.S. Core Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA U.S. Core Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL DFA U.S. Core Equity Fund	$1,000.00	$899.40	$4.02	0.84%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL DFA U.S. Core Equity Fund	$1,000.00	$1,020.97	$4.28	0.84%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Information Technology	19.2%

Financials	14.7

Industrials	13.6

Consumer Discretionary	13.3

Health Care	12.3

Telecommunication Services	7.6

Consumer Staples	7.1

Energy	4.4

Materials	4.0

Utilities	3.1

Real Estate	0.3

Total Common Stocks	99.6

Rights	— ^

Short-Term Securities Held as Collateral for Securities on Loan	6.8

Money Markets	0.3

Total Investment Securities	106.7

Net other assets (liabilities)	(6.7)

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks (99.6%):
Aerospace & Defense (2.4%):
1,674	AAR Corp.	$62,507
3,216	Aerojet Rocketdyne Holdings, Inc.*^	113,300
572	AeroVironment, Inc.*	38,867
7,585	Arconic, Inc.	127,883
712	Astronics Corp.*	21,680
415	Astronics Corp., Class B*	12,620
1,481	Axon Enterprise, Inc.*	64,794
7,209	Boeing Co. (The)	2,324,902
3,571	BWX Technologies, Inc.	136,519
685	CPI Aerostructures, Inc.*	4,363
1,202	Cubic Corp.	64,595
2,238	Curtiss-Wright Corp.	228,545
625	Ducommun, Inc.*	22,700
2,101	Engility Holdings, Inc.*	59,794
1,504	Esterline Technologies Corp.*	182,661
4,613	General Dynamics Corp.	725,210
3,011	Harris Corp.	405,431
1,287	HEICO Corp.^	99,717
2,107	HEICO Corp., Class A	132,741
4,315	Hexcel Corp.	247,422
1,376	Huntington Ingalls Industries, Inc.	261,867
4,471	Kratos Defense & Security Solutions, Inc.*^	62,996
1,421	L3 Technologies, Inc.	246,771
3,841	Lockheed Martin Corp.	1,005,727
2,078	Mercury Computer Systems, Inc.*^	98,269
1,808	Moog, Inc., Class A	140,084
343	National Presto Industries, Inc.	40,104
2,851	Northrop Grumman Corp.	698,210
4,443	Raytheon Co.	681,334
2,910	Spirit AeroSystems Holdings, Inc., Class A	209,782
597	Teledyne Technologies, Inc.*	123,621
7,277	Textron, Inc.	334,669
2,316	The KEYW Holding Corp.*^	15,494
1,212	TransDigm Group, Inc.*	412,153
2,979	Triumph Group, Inc.^	34,259
14,618	United Technologies Corp.	1,556,525
741	Vectrus, Inc.*	15,991
6,897	WESCO Aircraft Holdings, Inc.*	54,486

		11,068,593

Air Freight & Logistics (0.8%):
4,941	Air Transport Services Group, Inc.*	112,704
1,400	Atlas Air Worldwide Holdings, Inc.*	59,066
4,457	C.H. Robinson Worldwide, Inc.	374,789
1,026	Echo Global Logistics, Inc.*	20,859
4,728	Expeditors International of Washington, Inc.	321,930
5,100	FedEx Corp.	822,783
1,779	Forward Air Corp.	97,578
1,993	Hub Group, Inc.*	73,881
3,266	Radiant Logistics, Inc.*	13,881
13,551	United Parcel Service, Inc., Class B	1,321,628
5,560	XPO Logistics, Inc.*	317,142

		3,536,241

Airlines (0.9%):
5,917	Alaska Air Group, Inc.	360,049
998	Allegiant Travel Co.	100,020
6,467	American Airlines Group, Inc.^	207,655

Shares		Fair Value
Common Stocks, continued
Airlines, continued
1,537	Copa Holdings SA, Class A	$120,977
19,129	Delta Air Lines, Inc.	954,538
4,108	Hawaiian Holdings, Inc.^	108,492
16,454	JetBlue Airways Corp.*	264,251
2,917	SkyWest, Inc.	129,719
14,136	Southwest Airlines Co.	657,041
4,475	Spirit Airlines, Inc.*	259,192
11,261	United Continental Holdings, Inc.*	942,884

		4,104,818

Auto Components (0.7%):
1,838	Adient plc	27,680
5,496	American Axle & Manufacturing Holdings, Inc.*^	61,006
5,936	Aptiv plc	365,480
3,249	Autoliv, Inc.^	228,177
6,472	BorgWarner, Inc.	224,837
4,411	Cooper Tire & Rubber Co.	142,608
1,256	Cooper-Standard Holding, Inc.*	78,023
11,930	Dana Holding Corp.	162,606
2,123	Delphi Technologies plc^	30,401
1,595	Dorman Products, Inc.*^	143,582
2,274	Fox Factory Holding Corp.*	133,870
1,259	Garrett Motion, Inc.*	15,536
15,474	Gentex Corp.	312,730
2,720	Gentherm, Inc.*^	108,746
12,827	Goodyear Tire & Rubber Co.	261,799
1,365	Horizon Global Corp.*	1,952
1,483	LCI Industries^	99,064
3,870	Lear Corp.	475,468
3,637	Modine Manufacturing Co.*	39,316
1,190	Motorcar Parts of America, Inc.*^	19,802
1,436	Standard Motor Products, Inc.	69,545
1,582	Stoneridge, Inc.*	38,996
275	Strattec Security Corp.	7,920
3,917	Tenneco, Inc.	107,287
1,187	Tower International, Inc.	28,251
3,249	Veoneer, Inc.*^	76,579
2,073	Visteon Corp.*^	124,960
1,621	VOXX International Corp.*^	6,419

		3,392,640

Automobiles (0.5%):
89,280	Ford Motor Co.	682,992
34,459	General Motors Co.	1,152,654
7,220	Harley-Davidson, Inc.^	246,346
429	Tesla Motors, Inc.*^	142,771
3,270	Thor Industries, Inc.^	170,040
1,652	Winnebago Industries, Inc.	39,995

		2,434,798

Banks (6.4%):
1,278	1st Source Corp.	51,555
1,429	Access National Corp.	30,481
504	ACNB Corp.	19,782
661	American National Bankshares, Inc.	19,374
587	American River Bankshares	8,101
2,615	Ameris Bancorp	82,817
704	Ames National Corp.	17,896
931	Arrow Financial Corp.^	29,811

See accompanying notes to the financial statements.

4

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Banks, continued
5,524	Associated Banc-Corp.	$109,320
1,160	Atlantic Capital Bancshares, Inc.*	18,989
2,876	Banc of California, Inc.^	38,280
1,939	BancFirst Corp.	96,756
2,831	Bancorp, Inc. (The)*	22,535
2,523	BancorpSouth Bank^	65,951
114,320	Bank of America Corp.	2,816,844
899	Bank of Commerce Holdings	9,853
1,889	Bank of Hawaii Corp.^	127,167
902	Bank of Marin Bancorp	37,198
2,324	Bank of Nt Butterfield & Son, Ltd. (The)	72,857
4,810	Bank OZK^	109,812
2,950	BankUnited, Inc.	88,323
2,031	Banner Corp.	108,618
1,189	Bar Harbor Bankshares	26,669
7,791	BB&T Corp.	337,505
842	BCB Bancorp, Inc.	8,816
3,234	Berkshire Hills Bancorp, Inc.	87,221
1,112	Blue Hills BanCorp, Inc.	23,730
1,780	BOK Financial Corp.	130,527
5,245	Boston Private Financial Holdings, Inc.	55,440
668	Bridge Bancorp, Inc.	17,027
5,107	Brookline Bancorp, Inc.	70,579
1,162	Bryn Mawr Bank Corp.	39,973
74	C&F Financial Corp.	3,938
4,903	Cadence Bancorp	82,272
843	Camden National Corp.	30,323
1,309	Capital City Bank Group, Inc.	30,382
1,092	Carolina Financial Corp.	32,312
3,399	Cathay General Bancorp	113,968
350	Cbtx, Inc.	10,290
4,369	Centerstate Banks, Inc.	91,924
2,402	Central Pacific Financial Corp.	58,489
933	Central Valley Community Bancorp	17,606
273	Century Bancorp, Inc.	18,490
2,990	Chemical Financial Corp.^	109,464
377	Chemung Financial Corp.	15,574
2,299	CIT Group, Inc.	87,983
26,999	Citigroup, Inc.	1,405,567
943	Citizens & Northern Corp.^	24,923
5,861	Citizens Financial Group, Inc.	174,248
552	Citizens Holding Co.	11,476
904	City Holding Co.^	61,101
938	Civista Bancshares, Inc.	16,340
735	CNB Financial Corp.	16,868
81	Codorus Valley Bancorp, Inc.	1,721
56	Colony Bankcorp, Inc.	818
3,826	Columbia Banking System, Inc.	138,846
2,543	Comerica, Inc.	174,679
3,083	Commerce Bancshares, Inc.^	173,789
1,393	Community Bank System, Inc.^	81,212
1,325	Community Trust Bancorp, Inc.	52,483
2,266	ConnectOne Bancorp, Inc.	41,853
1,451	Cullen/Frost Bankers, Inc.	127,601
2,643	Customers Bancorp, Inc.*	48,103
5,350	CVB Financial Corp.^	108,231
408	DNB Financial Corp.	11,016

Shares		Fair Value
Common Stocks, continued
Banks, continued
1,882	Eagle Bancorp, Inc.*	$91,672
4,316	East West Bancorp, Inc.	187,875
1,229	Enterprise Financial Services Corp.	46,247
682	Equity Bancshares, Inc.*	24,041
312	Evans Bancorp, Inc.	10,143
13,238	F.N.B. Corp.	130,262
1,329	Farmers National Banc Corp.	16,931
1,542	FB Financial Corp.^	54,001
1,935	FCB Financial Holdings, Inc.*	64,977
1,636	Fidelity Southern Corp.	42,569
11,829	Fifth Third Bancorp	278,336
1,053	Financial Institutions, Inc.	27,062
2,206	First Bancorp	72,048
16,004	First Bancorp	137,634
814	First Bancorp, Inc.	21,408
611	First Bancshares, Inc. (The)	18,483
2,931	First Busey Corp.	71,927
664	First Business Financial Services, Inc.	12,955
592	First Citizens BancShares, Inc., Class A	223,214
5,424	First Commonwealth Financial Corp.	65,522
1,419	First Community Bankshares^	44,670
5,037	First Financial Bancorp	119,478
2,266	First Financial Bankshares, Inc.^	130,726
420	First Financial Corp.	16,863
733	First Financial Northwest, Inc.	11,340
1,996	First Foundation, Inc.*	25,669
1,512	First Hawaiian, Inc.	34,035
11,600	First Horizon National Corp.^	152,656
1,244	First Interstate BancSystem, Class A	45,481
2,451	First Merchants Corp.	83,996
660	First Mid-Illinois Bancshares, Inc.	21,067
4,022	First Midwest Bancorp, Inc.	79,676
1,573	First of Long Island Corp. (The)	31,381
2,517	First Republic Bank	218,727
2,253	Flushing Financial Corp.	48,507
322	Franklin Financial Network, Inc.*^	8,491
5,044	Fulton Financial Corp.^	78,081
1,315	German American Bancorp, Inc.	36,518
3,017	Glacier Bancorp, Inc.^	119,534
1,035	Great Southern Bancorp, Inc.	47,641
3,353	Great Western Bancorp, Inc.	104,781
3,020	Green BanCorp, Inc.	51,763
1,174	Guaranty Bancorp	24,361
4,107	Hancock Holding Co.	142,308
2,408	Hanmi Financial Corp.	47,438
40	Hawthorn Bancshares, Inc.	841
1,853	Heartland Financial USA, Inc.^	81,439
3,063	Heritage Financial Corp.	91,032
2,010	Hertiage Commerce Corp.	22,793
5,680	Hilltop Holdings, Inc.	101,274
4,922	Home Bancshares, Inc.^	80,425
1,540	Hometrust Bancshares, Inc.	40,317
6,189	Hope BanCorp, Inc.	73,402
2,112	Horizon Bancorp	33,327
17,399	Huntington Bancshares, Inc.^	207,396
1,730	IBERIABANK Corp.	111,204
673	Independent Bank Corp.	47,319

See accompanying notes to the financial statements.

5

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Banks, continued
855	Independent Bank Corp.	$17,972
1,543	Independent Bank Group, Inc.^	70,623
3,359	International Bancshares Corp.	115,550
10,187	Investors Bancorp, Inc.	105,945
50,233	JPMorgan Chase & Co.	4,903,744
9,622	KeyCorp	142,213
2,859	Lakeland Bancorp, Inc.	42,342
1,656	Lakeland Financial Corp.	66,505
478	Landmark Bancorp, Inc.	10,949
712	LCNB Corp.	10,787
2,409	LegacyTexas Financial Group, Inc.^	77,305
2,207	Live Oak Bancshares, Inc.^	32,686
2,041	M&T Bank Corp.	292,128
2,571	Macatawa Bank Corp.	24,733
2,620	MB Financial, Inc.	103,831
1,869	MBT Financial Corp.	17,382
1,293	Mercantile Bank Corp.	36,540
2,295	Midland States BanCorp, Inc.	51,270
638	MidWestone Financial Group, Inc.	15,842
570	MutualFirst Financial, Inc.	15,145
1,805	National Bank Holdings Corp.	55,720
514	National Bankshares, Inc.	18,725
806	National Commerce Corp.*	29,016
2,353	NBT Bancorp, Inc.^	81,390
373	Nicolet Bankshares, Inc.*^	18,202
510	Northrim Bancorp, Inc.	16,764
511	Norwood Financial Corp.	16,863
3,309	OFG Bancorp	54,466
440	Ohio Valley Banc Corp.	15,572
819	Old Line Bancshares, Inc.	21,556
7,959	Old National Bancorp	122,569
2,225	Old Second Bancorp, Inc.	28,925
1,951	Opus Bank	38,220
638	Orrstown Financial Services, Inc.	11,618
1,205	Pacific Mercantile Bancorp*	8,616
3,086	Pacific Premier Bancorp, Inc.*	78,755
2,447	PacWest Bancorp	81,436
784	Park National Corp.^	66,601
1,165	Peapack-Gladstone Financial Corp.	29,335
364	Penns Woods Bancorp, Inc.	14,647
608	Peoples Bancorp of NC	14,872
1,361	Peoples Bancorp, Inc.	40,966
7,396	People’s United Financial, Inc.	106,724
749	People’s Utah BanCorp	22,582
2,297	Pinnacle Financial Partners, Inc.	105,892
5,024	PNC Financial Services Group, Inc.	587,355
3,717	Popular, Inc.	175,517
878	Preferred Bank Los Angeles	38,061
945	Premier Financial Bancorp, Inc.	14,090
2,332	Prosperity Bancshares, Inc.^	145,284
606	QCR Holdings, Inc.	19,447
487	Rbb BanCorp	8,557
17,681	Regions Financial Corp.	236,572
2,630	Renasant Co.	79,373
1,417	Republic Bancorp, Inc., Class A	54,866
2,423	S & T Bancorp, Inc.	91,686
148	Salisbury Bancorp, Inc.	5,355

Shares		Fair Value
Common Stocks, continued
Banks, continued
1,838	Sandy Spring Bancorp, Inc.	$57,603
1,879	Seacoast Banking Corp.*	48,892
1,252	Select Bancorp, Inc.*	15,500
3,029	ServisFirst Bancshares, Inc.^	96,534
1,113	Shore Bancshares, Inc.	16,183
1,028	Sierra Bancorp	24,703
933	Signature Bank	95,922
4,534	Simmons First National Corp., Class A	109,405
1,131	South State Corp.	67,803
2,003	Southern National Bancorp	26,480
2,264	Southside Bancshares, Inc.^	71,882
1,709	State Bank Financial Corp.	36,897
9,153	Sterling Bancorp^	151,116
1,432	Stock Yards Bancorp, Inc.^	46,970
557	Summit Financial Group, Inc.	10,756
4,384	SunTrust Banks, Inc.	221,129
1,716	SVB Financial Group*	325,903
5,664	Synovus Financial Corp.	181,191
8,535	TCF Financial Corp.	166,347
1,633	Texas Capital Bancshares, Inc.*	83,430
1,121	Tompkins Financial Corp.^	84,086
3,776	TowneBank^	90,435
1,726	TriCo Bancshares	58,322
2,154	Tristate Capital Holdings, Inc.*^	41,917
1,501	Triumph BanCorp, Inc.*	44,580
3,028	Trustmark Corp.	86,086
98	Two River Bancorp	1,495
20,825	U.S. Bancorp	951,702
2,075	UMB Financial Corp.^	126,513
6,312	Umpqua Holdings Corp.^	100,361
2,948	Union Bankshares Corp.	83,222
4,048	United Bankshares, Inc.^	125,933
4,642	United Community Banks, Inc.	99,617
1,190	United Security Bancshares	11,400
42	Unity Bancorp, Inc.	872
1,914	Univest Corp.	41,285
8,196	Valley National Bancorp^	72,780
1,496	Veritex Holdings, Inc.*	31,984
1,113	Washington Trust Bancorp	52,901
2,517	Webster Financial Corp.	124,063
67,901	Wells Fargo & Co.	3,128,877
3,156	WesBanco, Inc.	115,794
1,062	West Bancorp	20,274
1,687	Westamerica Bancorp^	93,932
4,770	Western Alliance Bancorp*	188,367
2,102	Wintrust Financial Corp.	139,762
2,669	Zions Bancorp^	108,735

		28,956,589

Beverages (1.7%):
466	Boston Beer Co., Inc. (The), Class A*^	112,231
1,635	Brown-Forman Corp., Class A	77,532
5,493	Brown-Forman Corp., Class B	261,357
545	Coca-Cola Bottling Co. Consolidated	96,672
65,850	Coca-Cola Co. (The)	3,117,997
1,620	Constellation Brands, Inc., Class C	260,528
787	Craft Brewers Alliance, Inc.*	11,262
5,609	Keurig Dr Pepper, Inc.	143,815

See accompanying notes to the financial statements.

6

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Beverages, continued
615	MGP Ingredients, Inc.^	$35,086
3,243	Molson Coors Brewing Co., Class B	182,127
5,703	Monster Beverage Corp.*	280,702
1,132	National Beverage Corp.	81,244
27,782	PepsiCo, Inc.	3,069,355
876	Primo Water Corp.*	12,273

		7,742,181

Biotechnology (2.3%):
21,107	AbbVie, Inc.	1,945,854
3,743	Achillion Pharmaceuticals, Inc.*	5,951
3,866	Acorda Therapeutics, Inc.*^	60,232
436	Agios Pharmaceuticals, Inc.*^	20,104
1,589	Alder Biopharmaceuticals, Inc.*^	16,287
1,278	Alexion Pharmaceuticals, Inc.*	124,426
1,012	Alkermes plc*	29,864
838	Alnylam Pharmaceuticals, Inc.*	61,099
2,354	AMAG Pharmaceuticals, Inc.*	35,757
11,115	Amgen, Inc.	2,163,756
1,924	Amicus Therapeutics, Inc.*	18,432
324	Anaptysbio, Inc.*	20,668
1,084	Aptevo Therapeutics, Inc.*	1,377
2,151	Arena Pharmaceuticals, Inc.*	83,781
1,907	Atara Biotherapeutics, Inc.*	66,249
2,471	Audentes Therapeutics, Inc.*	52,682
3,770	Biogen Idec, Inc.*	1,134,468
1,108	BioMarin Pharmaceutical, Inc.*	94,346
506	Bluebird Bio, Inc.*^	50,195
14,276	Celgene Corp.*	914,949
356	Clovis Oncology, Inc.*^	6,394
718	Concert Pharmaceuticals, Inc.*	9,011
1,545	Deciphera Pharmaceuticals, Inc.*^	32,430
233	Eagle Pharmaceuticals, Inc.*	9,388
1,249	Emergent Biosolutions, Inc.*	74,041
1,013	Enanta Pharmaceuticals, Inc.*	71,751
785	Exact Sciences Corp.*^	49,534
4,865	Exelixis, Inc.*	95,695
544	Fibrogen, Inc.*	25,176
2,400	Five Prime Therapeutics, Inc.*	22,320
1,432	G1 Therapeutics, Inc.*	27,423
23,378	Gilead Sciences, Inc.	1,462,294
1,929	Global Blood Therapeutics, Inc.*^	79,185
779	Glycomimetics Industries*^	7,377
2,000	Halozyme Therapeutics, Inc.*	29,260
966	Incyte Corp.*	61,428
1,821	Insmed, Inc.*^	23,892
2,177	Intellia Therapeutics, Inc.*	29,716
945	Ionis Pharmaceuticals, Inc.*^	51,087
2,043	Iovance Biotherapeutics, Inc.*	18,081
1,605	Karyopharm Therapeutics, Inc.*^	15,039
526	Ligand Pharmaceuticals, Inc., Class B*	71,378
1,449	Macrogenics, Inc.*	18,402
2,391	Mimedx Group, Inc.*	4,280
4,868	Momenta Pharmaceuticals, Inc.*	53,743
3,689	Myriad Genetics, Inc.*	107,239
1,067	Neurocrine Biosciences, Inc.*	76,194
10,235	OPKO Health, Inc.*	30,807
9,565	PDL BioPharma, Inc.*^	27,739

Shares		Fair Value
Common Stocks, continued
Biotechnology, continued
1,720	Prothena Corp. plc*	$17,716
1,098	Regeneron Pharmaceuticals, Inc.*	410,103
1,233	Regenxbio, Inc.*	51,724
1,271	Repligen Corp.*	67,033
1,882	Retrophin, Inc.*^	42,590
1,053	Rhythm Pharmaceuticals, Inc.*^	28,305
6,888	Sanagamo Therapeutics, Inc.*^	79,074
1,210	Seattle Genetics, Inc.*	68,559
2,797	United Therapeutics Corp.*	304,593
841	Vertex Pharmaceuticals, Inc.*	139,362
1,496	Xencor, Inc.*	54,095

		10,753,935

Building Products (0.6%):
3,264	A.O. Smith Corp.	139,373
3,058	AAON, Inc.^	107,213
2,557	Advanced Drainage Systems, Inc.	62,007
2,889	Allegion plc^	230,282
1,083	American Woodmark Corp.*	60,301
1,885	Apogee Enterprises, Inc.^	56,267
1,778	Armstrong Flooring, Inc.*	21,052
2,857	Armstrong World Industries, Inc.	166,306
7,785	Builders FirstSource, Inc.*	84,934
2,571	Continental Building Products, Inc.*	65,432
889	Csw Industrials, Inc.*	42,983
4,434	Fortune Brands Home & Security, Inc.	168,448
1,576	Gibraltar Industries, Inc.*	56,090
2,893	Griffon Corp.	30,232
1,209	Insteel Industries, Inc.	29,355
1,115	Jeld-Wen Holding, Inc.*^	15,844
7,904	Johnson Controls International plc	234,353
1,070	Lennox International, Inc.	234,180
6,980	Masco Corp.	204,095
1,451	Masonite International Corp.*	65,048
3,362	NCI Building Systems, Inc.*	24,375
5,086	Owens Corning, Inc.	223,682
1,648	Patrick Industries, Inc.*	48,797
3,615	PGT, Inc.*	57,298
1,925	Quanex Building Products Corp.^	26,161
2,098	Resideo Technologies, Inc.*	43,114
2,112	Simpson Manufacturing Co., Inc.	114,323
2,846	Trex Co., Inc.*	168,939
3,399	Universal Forest Products, Inc.	88,238
7,225	USG Corp.	308,218

		3,176,940

Capital Markets (2.5%):
1,453	Affiliated Managers Group, Inc.	141,580
2,626	Ameriprise Financial, Inc.	274,076
1,834	Ares Management Corp., Class A	32,609
2,502	Artisan Partners Asset Management, Inc., Class A	55,319
10,685	Bank of New York Mellon Corp. (The)	502,943
14,937	BGC Partners, Inc., Class A	77,224
1,444	BlackRock, Inc., Class A	567,232
2,377	Blucora, Inc.*	63,323
3,965	BrightSphere Investment Group plc	42,346
1,779	CBOE Holdings, Inc.	174,040
11,820	Charles Schwab Corp. (The)	490,885

See accompanying notes to the financial statements.

7

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
2,686	CME Group, Inc.	$505,290
2,934	Cohen & Steers, Inc.^	100,695
190	Diamond Hill Investment Group	28,396
2,917	Donnelley Financial Solutions, Inc.*	40,926
5,873	E*TRADE Financial Corp.	257,707
3,982	Eaton Vance Corp.	140,087
1,120	FactSet Research Systems, Inc.	224,146
6,954	Federated Investors, Inc., Class B^	184,629
5,134	Franklin Resources, Inc.	152,274
3,237	Gain Capital Holdings, Inc.^	19,940
388	GAMCO Investors, Inc., Class A	6,553
4,352	Goldman Sachs Group, Inc. (The)	727,002
1,743	Greenhill & Co., Inc.	42,529
211	Hennessy Advisors, Inc.	2,112
1,166	Houlihan Lokey, Inc.	42,909
5,199	Interactive Brokers Group, Inc., Class A	284,125
4,301	Intercontinental Exchange, Inc.	323,994
597	INTL FCStone, Inc.*	21,838
13,284	Invesco, Ltd.^	222,374
2,572	Investment Technology Group, Inc.	77,777
4,134	Janus Henderson Group plc	85,657
10,552	Ladenburg Thalmann Financial Services, Inc.	24,586
3,497	Lazard, Ltd., Class A	129,074
2,912	Legg Mason, Inc.	74,285
6,569	LPL Financial Holdings, Inc.	401,235
937	MarketAxess Holdings, Inc.	197,997
1,429	Moelis & Co., Class A	49,129
2,716	Moody’s Corp.	380,349
18,789	Morgan Stanley	744,984
2,489	Morningstar, Inc.	273,392
2,721	MSCI, Inc., Class A	401,157
5,365	NASDAQ OMX Group, Inc. (The)	437,623
3,367	Northern Trust Corp.	281,448
1,024	Oppenheimer Holdings, Class A	26,163
784	Piper Jaffray Cos., Inc.	51,619
940	PJT Partners, Inc.	36,434
1,113	Pzena Investment Management, Inc.	9,627
4,478	Raymond James Financial, Inc.	333,208
4,992	S&P Global, Inc.	848,340
3,335	SEI Investments Co.	154,077
660	Silvercrest Asset Management Group, Inc., Class A	8,732
2,672	State Street Corp.	168,523
2,637	Stifel Financial Corp.	109,225
4,497	T. Rowe Price Group, Inc.	415,163
2,299	TD Ameritrade Holding Corp.	112,559
1,429	Virtu Financial, Inc.^	36,811
438	Virtus Investment Partners, Inc.^	34,790
5,362	Waddell & Reed Financial, Inc., Class A^	96,945
425	Westwood Holdings, Inc.	14,450
7,874	WisdomTree Investments, Inc.	52,362

		11,816,824

Chemicals (2.4%):
2,746	AdvanSix, Inc.*	66,838
1,955	Air Products & Chemicals, Inc.	312,898
905	Albemarle Corp.	69,748
1,157	American Vanguard Corp.	17,575
2,194	Ashland Global Holdings, Inc.	155,686

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
3,752	Axalta Coating Systems, Ltd.*	$87,872
1,138	Balchem Corp.	89,162
2,532	Cabot Corp.	108,724
3,943	Celanese Corp., Series A	354,752
4,613	CF Industries Holdings, Inc.	200,712
310	Chase Corp.	31,016
4,033	Chemours Co. (The)	113,811
578	Core Molding Technologies, Inc.^	4,110
24,644	DowDuPont, Inc.	1,317,962
6,938	Eastman Chemical Co.	507,237
3,888	Ecolab, Inc.	572,897
5,990	Ferro Corp.*	93,923
2,310	FMC Corp.	170,848
3,222	Futurefuel Corp.	51,101
3,313	GCP Applied Technologies, Inc.*^	81,334
1,438	H.B. Fuller Co.	61,359
9,602	Huntsman Corp.	185,223
2,062	Ingevity Corp.*	172,569
1,620	Innophos Holdings, Inc.	39,739
1,433	Innospec, Inc.	88,502
1,701	International Flavor & Fragrances, Inc.	228,393
14,982	Intrepid Potash, Inc.*	38,953
783	Koppers Holdings, Inc.*	13,342
2,348	Kraton Performance Polymers, Inc.*	51,280
4,741	Kronos Worldwide, Inc.^	54,616
7,814	Linde plc	1,219,296
1,233	LSB Industries, Inc.*^	6,806
7,315	LyondellBasell Industries NV, Class A	608,315
1,816	Minerals Technologies, Inc.	93,233
5,492	Mosaic Co. (The)	160,421
703	NewMarket Corp.^	289,699
7,103	Olin Corp.	142,841
2,346	Omnova Solutions, Inc.*	17,196
14,316	Platform Speciality Products Corp.*	147,884
5,368	PolyOne Corp.	153,525
4,717	PPG Industries, Inc.	482,219
1,630	PQ Group Holdings, Inc.*	24,140
368	Quaker Chemical Corp.	65,397
3,631	Rayonier Advanced Materials, Inc.^	38,670
3,781	RPM International, Inc.	222,247
2,600	Scotts Miracle-Gro Co. (The)^	159,796
1,975	Sensient Technologies Corp.^	110,304
1,707	Sherwin Williams Co.	671,636
1,689	Stepan Co.	124,986
1,627	Trecora Resources*^	12,691
1,070	Tredegar Corp.	16,970
3,102	Trinseo SA	142,010
4,906	Tronox, Ltd., Class A	38,169
6,023	Valvoline, Inc.	116,545
3,026	W.R. Grace & Co.	196,418
1,636	Westlake Chemical Corp.	108,254

		10,711,850

Commercial Services & Supplies (1.1%):
3,793	ABM Industries, Inc.^	121,793
9,093	ACCO Brands Corp.	61,651
3,173	Advanced Disposal Services, Inc.*	75,962
4,271	ARC Document Solutions, Inc.*	8,756

See accompanying notes to the financial statements.

8

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Commercial Services & Supplies, continued
2,684	Brady Corp., Class A	$116,647
2,036	Brink’s Co. (The)^	131,627
1,886	Casella Waste Systems, Inc.*	53,732
2,003	CECO Environmental Corp.*	13,520
1,412	Cimpress NV*	146,029
2,280	Cintas Corp.	383,017
5,206	Civeo Corp.*	7,445
3,774	Clean Harbors, Inc.*	186,247
6,839	Copart, Inc.*	326,767
7,746	Covanta Holding Corp.^	103,951
3,160	Deluxe Corp.	121,470
1,613	Ennis, Inc.	31,050
2,517	Essendant, Inc.	31,664
2,148	Healthcare Services Group, Inc.^	86,307
1,042	Heritage-Crystal Clean, Inc.*	23,976
3,470	Herman Miller, Inc.	104,968
2,671	HNI Corp.	94,634
4,002	Interface, Inc.	57,029
5,118	KAR Auction Services, Inc.	244,231
2,829	Kimball International, Inc., Class B	40,144
3,654	Knoll, Inc.	60,218
1,417	LSC Communications, Inc.	9,919
1,875	Matthews International Corp., Class A	76,163
2,011	McGrath Rentcorp	103,526
2,762	Mobile Mini, Inc.	87,694
1,035	MSA Safety, Inc.	97,569
1,003	Multi-Color Corp.^	35,195
1,552	NL Industries, Inc.*	5,448
1,763	PICO Holdings, Inc.*	16,114
8,238	Pitney Bowes, Inc.	48,687
2,606	Quad Graphics, Inc.	32,106
5,773	Republic Services, Inc., Class A	416,175
6,606	Rollins, Inc.^	238,477
2,114	RR Donnelley & Sons Co.^	8,371
1,467	SP Plus Corp.*	43,335
5,403	Steelcase, Inc., Class A	80,126
1,563	Stericycle, Inc.*^	57,346
1,534	Team, Inc.*	22,473
2,396	Tetra Tech, Inc.	124,041
542	UniFirst Corp.	77,544
709	US Ecology, Inc.	44,653
1,003	Viad Corp.	50,240
824	Vse Corp.	24,646
9,161	Waste Management, Inc.	815,236

		5,147,919

Communications Equipment (1.2%):
1,772	Acacia Communications, Inc.*	67,336
2,109	ADTRAN, Inc.	22,651
752	Applied Optoelectronics, Inc.*^	11,603
976	Arista Networks, Inc.*	205,643
8,194	ARRIS International plc*	250,491
1,000	Black Box Corp.*	1,080
1,829	CalAmp Corp.*	23,795
2,202	Calix, Inc.*	21,470
4,939	Ciena Corp.*	167,481
59,474	Cisco Systems, Inc.	2,577,008
6,102	CommScope Holding Co., Inc.*	100,012

Shares		Fair Value
Common Stocks, continued
Communications Equipment, continued
316	Communications Systems, Inc.	$641
1,822	Comtech Telecommunications Corp.	44,347
1,262	Digi International, Inc.*	12,734
1,548	EchoStar Corp., Class A*	56,843
1,189	EMCORE Corp.*	4,994
2,598	Extreme Networks, Inc.*	15,848
1,778	F5 Networks, Inc.*	288,089
5,961	Finisar Corp.*^	128,758
7,060	Harmonic, Inc.*	33,323
7,816	Infinera Corp.*^	31,186
2,491	InterDigital, Inc.	165,477
10,987	Juniper Networks, Inc.	295,660
909	KVH Industries, Inc.*	9,354
1,533	Lumentum Holdings, Inc.*	64,401
3,350	Motorola Solutions, Inc.	385,384
1,304	NETGEAR, Inc.*	67,847
3,156	NetScout Systems, Inc.*^	74,576
360	Palo Alto Networks, Inc.*	67,806
1,949	Plantronics, Inc.	64,512
591	Quantenna Communications, Inc.*	8,481
3,679	Ribbon Communications, Inc.*	17,733
2,348	Ubiquiti Networks, Inc.	233,415
2,004	ViaSat, Inc.*^	118,136
8,628	Viavi Solutions, Inc.*	86,711

		5,724,826

Construction & Engineering (0.4%):
5,468	Aecom Technology Corp.*	144,902
800	Aegion Corp.*^	13,056
2,172	Ameresco, Inc., Class A*	30,625
1,719	Arcosa, Inc.*	47,599
1,245	Argan, Inc.	47,111
2,532	Comfort Systems USA, Inc.	110,598
2,025	Dycom Industries, Inc.*^	109,431
2,804	EMCOR Group, Inc.	167,370
2,848	Fluor Corp.	91,706
1,914	Granite Construction, Inc.^	77,096
5,343	Great Lakes Dredge & Dock Co.*	35,371
1,221	IES Holdings, Inc.*	18,987
2,447	Jacobs Engineering Group, Inc.	143,052
8,226	KBR, Inc.	124,871
3,504	MasTec, Inc.*^	142,122
1,578	MYR Group, Inc.*	44,452
574	NV5 Holdings, Inc.*	34,756
2,101	Orion Marine Group, Inc.*	9,013
4,194	Primoris Services Corp.	80,231
5,039	Quanta Services, Inc.	151,673
2,791	Tutor Perini Corp.*^	44,572
928	Valmont Industries, Inc.	102,962
1,311	Williams Industrial Services Group, Inc.*^	3,068
3,970	Willscot Corp.*	37,397

		1,812,021

Construction Materials (0.1%):
1,483	Eagle Materials, Inc., Class A	90,507
1,291	Martin Marietta Materials, Inc.^	221,885
5,185	Summit Materials, Inc., Class A*^	64,294
1,308	U.S. Concrete, Inc.*^	46,146

See accompanying notes to the financial statements.

9

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Construction Materials, continued
353	U.S. Lime & Minerals, Inc.	$25,063
2,021	Vulcan Materials Co.	199,675

		647,570

Consumer Finance (1.0%):
20,883	Ally Financial, Inc.	473,209
13,510	American Express Co.	1,287,772
144	Asta Funding, Inc.	613
6,037	Capital One Financial Corp.	456,337
1,912	Consumer Portfolio Services, Inc.*	5,755
600	Credit Acceptance Corp.*^	229,056
9,534	Discover Financial Services	562,315
2,110	Encore Capital Group, Inc.*^	49,585
1,910	Enova International, Inc.*	37,169
3,948	EZCORP, Inc., Class A*^	30,518
1,945	Firstcash, Inc.	140,721
1,425	Green Dot Corp., Class A*	113,316
27,156	LendingClub Corp.*^	71,420
14,392	Navient Corp.	126,794
2,128	Nelnet, Inc., Class A	111,380
750	Nicholas Financial, Inc.*	7,800
5,999	Onemain Holdings, Inc.*	145,716
2,661	PRA Group, Inc.*^	64,849
960	Regional Mgmt Corp.*	23,088
10,164	Santander Consumer USA Holdings, Inc.^	178,785
22,527	SLM Corp.*	187,199
16,752	Synchrony Financial	393,002
505	World Acceptance Corp.*^	51,641

		4,748,040

Containers & Packaging (0.8%):
2,903	AptarGroup, Inc.	273,085
3,181	Avery Dennison Corp.	285,749
8,374	Ball Corp.	385,038
4,255	Bemis Co., Inc.	195,305
4,116	Berry Global Group, Inc.*	195,633
5,242	Crown Holdings, Inc.*^	217,910
23,359	Graphic Packaging Holding Co.^	248,540
1,930	Greif, Inc., Class A	71,622
1,110	Greif, Inc., Class B	49,284
7,729	International Paper Co.	311,942
2,608	Myers Industries, Inc.	39,407
9,463	Owens-Illinois, Inc.*^	163,142
3,330	Packaging Corp. of America	277,922
3,591	Sealed Air Corp.	125,110
8,448	Silgan Holdings, Inc.	199,542
5,379	Sonoco Products Co.^	285,786
538	UFP Technologies, Inc.*	16,162
4,190	WestRock Co.	158,214

		3,499,393

Distributors (0.2%):
2,074	Core Markt Holdngs Co., Inc.	48,221
4,308	Genuine Parts Co.	413,654
9,671	LKQ Corp.*	229,493
1,711	Pool Corp.	254,340
811	Weyco Group, Inc.	23,657

		969,365

Shares		Fair Value
Common Stocks, continued
Diversified Consumer Services (0.4%):
1,744	Adtalem Global Education, Inc.*	$82,526
1,304	American Public Education, Inc.*	37,112
2,817	Bright Horizons Family Solutions, Inc.*	313,955
5,222	Career Education Corp.*	59,635
1,464	Carriage Services, Inc.^	22,692
467	Chegg, Inc.*	13,272
506	Collectors Universe, Inc.	5,748
1,726	Frontdoor, Inc.*	45,929
185	Graham Holdings Co., Class B	118,507
2,721	Grand Canyon Education, Inc.*	261,597
8,744	H&R Block, Inc.	221,835
5,384	Houghton Mifflin Harcourt Co.*	47,702
2,988	K12, Inc.*	74,073
3,406	Laureate Education, Inc.*	51,907
482	Liberty Tax, Inc.	5,654
1,309	Regis Corp.*	22,188
6,510	Service Corp. International^	262,093
3,452	ServiceMaster Global Holdings, Inc.*	126,826
2,193	Sotheby’s*	87,150
1,425	Strategic Education, Inc.	161,624
1,696	Universal Technical Institute, Inc.*	6,190
1,419	Weight Watchers International, Inc.*	54,702

		2,082,917

Diversified Financial Services (1.1%):
24,317	Berkshire Hathaway, Inc., Class B*	4,965,045
3,604	Cannae Holdings, Inc.*	61,700
6,246	Jefferies Financial Group, Inc.	108,431
827	Marlin Business Services, Inc.	18,467
4,869	On Deck Capital, Inc.*	28,727
2,777	Voya Financial, Inc.	111,469

		5,293,839

Diversified Telecommunication Services (1.9%):
124,561	AT&T, Inc.	3,554,971
1,019	ATN International, Inc.	72,889
33,697	CenturyLink, Inc.	510,510
3,035	Cincinnati Bell, Inc.*	23,612
2,223	Cogent Communications Group, Inc.	100,502
4,558	Consolidated Communications Holdings, Inc.^	45,033
1,573	Frontier Communications Corp.*^	3,744
1,994	IDT Corp.	12,343
2,626	Intelsat S.A.*	56,170
5,557	Iridium Communications, Inc.*	102,527
4,045	Orbcomm, Inc.*^	33,412
398	Pdvwireless, Inc.*	14,881
76,120	Verizon Communications, Inc.	4,279,465
9,821	Vonage Holdings Corp.*	85,737
7,609	Zayo Group Holdings, Inc.*	173,790

		9,069,586

Electric Utilities (1.5%):
1,218	ALLETE, Inc.	92,836
4,190	Alliant Energy Corp.	177,028
5,589	American Electric Power Co., Inc.	417,722
1,163	Avangrid, Inc.^	58,255
8,111	Duke Energy Corp.	699,979
4,082	Edison International	231,735
1,593	El Paso Electric Co.	79,857

See accompanying notes to the financial statements.

10

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Electric Utilities, continued
2,217	Entergy Corp.	$190,817
6,713	Evergy, Inc.	381,097
4,208	Eversource Energy	273,688
14,171	Exelon Corp.	639,112
9,633	FirstEnergy Corp.	361,719
1,272	Genie Energy, Ltd., Class B	7,670
4,681	Hawaiian Electric Industries, Inc.	171,418
2,156	IDA Corp., Inc.	200,637
1,626	MGE Energy, Inc.	97,495
5,567	NextEra Energy, Inc.	967,656
4,707	OGE Energy Corp.	184,467
1,672	Otter Tail Power Co.	82,998
6,161	PG&E Corp.*	146,324
2,368	Pinnacle West Capital Corp.	201,754
3,355	PNM Resources, Inc.	137,857
3,421	Portland General Electric Co.	156,853
11,330	PPL Corp.	320,979
10,893	Southern Co. (The)	478,421
7,949	Xcel Energy, Inc.	391,647

		7,150,021

Electrical Equipment (0.7%):
908	Acuity Brands, Inc.	104,375
926	Allied Motion Technologies, Inc.	41,383
4,662	AMETEK, Inc.	315,617
2,063	Atkore International Group, Inc.*	40,930
1,175	AZZ, Inc.	47,423
5,801	Babcock & Wilcox Enterprises, Inc.*	2,265
5,686	Eaton Corp. plc	390,401
10,332	Emerson Electric Co.	617,337
1,159	Encore Wire Corp.	58,159
2,195	EnerSys	170,354
4,065	Generac Holdings, Inc.*	202,031
2,129	Hubbell, Inc.	211,495
1,831	LSI Industries, Inc.	5,804
5,836	nVent Electric plc	131,077
606	Powell Industries, Inc.	15,156
415	Power Solutions International, Inc.*	3,839
400	Preformed Line Products Co.	21,700
2,269	Regal-Beloit Corp.	158,943
2,440	Rockwell Automation, Inc.	367,171
5,452	Sensata Technologies Holding plc*^	244,467
5,268	Sunrun, Inc.*	57,369
1,298	Thermon Group Holdings, Inc.*	26,323
1,704	Tpi Composites, Inc.*	41,884

		3,275,503

Electronic Equipment, Instruments & Components (1.3%):
5,250	Amphenol Corp., Class A	425,355
1,693	Anixter International, Inc.*	91,947
2,934	Arrow Electronics, Inc.*	202,299
3,685	Avnet, Inc.	133,029
6,994	AVX Corp.	106,659
1,734	Badger Meter, Inc.^	85,330
550	Bel Fuse, Inc., Class B	10,131
2,425	Belden, Inc.^	101,292
3,078	Benchmark Electronics, Inc.	65,192
4,776	CDW Corp.	387,095

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
4,036	Cognex Corp.^	$156,072
687	Coherent, Inc.*	72,623
1,318	Control4 Corp.*	23,197
11,758	Corning, Inc.	355,209
1,576	CTS Corp.	40,803
1,747	CUI Global, Inc.*	2,149
2,838	Daktronics, Inc.^	21,001
1,977	Dolby Laboratories, Inc., Class A	122,258
2,339	Electro Scientific Industries, Inc.*	70,076
876	ePlus, Inc.*	62,345
2,177	Fabrinet*	111,702
1,007	FARO Technologies, Inc.*	40,924
10,405	Fitbit, Inc., Class A*	51,713
25,202	Flextronics International, Ltd.*	191,787
2,876	FLIR Systems, Inc.	125,221
640	Frequency Electronics, Inc.*	6,784
3,548	II-VI, Inc.*	115,168
1,676	Insight Enterprises, Inc.*	68,297
1,107	IPG Photonics Corp.*^	125,412
949	Itron, Inc.*	44,878
12,717	Jabil, Inc.	315,254
3,410	KEMET Corp.	59,811
2,507	Keysight Technologies, Inc.*	155,635
1,603	Kimball Electronics, Inc.*	24,830
5,037	Knowles Corp.*	67,042
725	Littlelfuse, Inc.	124,323
2,290	Methode Electronics, Inc., Class A	53,334
915	MTS Systems Corp.	36,719
1,715	National Instruments Corp.	77,827
1,955	Novanta, Inc.*	123,165
894	OSI Systems, Inc.*^	65,530
953	Park Electrochemical Corp.	17,221
1,445	PC Connection, Inc.^	42,960
1,087	PCM, Inc.*	19,142
1,291	Plexus Corp.*	65,944
993	Rogers Corp.*^	98,367
4,140	Sanmina Corp.*	99,608
1,757	ScanSource, Inc.*	60,406
3,334	SYNNEX Corp.	269,521
5,693	TE Connectivity, Ltd.	430,562
1,453	Tech Data Corp.*	118,870
2,596	Trimble Navigation, Ltd.*	85,434
6,321	TTM Technologies, Inc.*^	61,503
7,620	Vishay Intertechnology, Inc.	137,236
1,868	Zebra Technologies Corp., Class A*	297,442

		6,323,634

Energy Equipment & Services (0.6%):
2,515	Apergy Corp.*	68,106
7,479	Archrock, Inc.	56,018
3,651	Baker Hughes, a GE Co.	78,497
3,019	Bristow Group, Inc.*^	7,336
3,800	C&J Energy Services, Inc.*	51,300
1,913	Core Laboratories NV	114,130
10,172	Diamond Offshore Drilling, Inc.*	96,024
2,169	Dril-Quip, Inc.*^	65,135
21,694	Ensco plc, Class A, ADR^	77,231
1,558	Era Group, Inc.*	13,617

See accompanying notes to the financial statements.

11

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services, continued
2,010	Exterran Corp.*	$35,577
6,125	Forum Energy Technologies, Inc.*	25,296
8,225	Frank’s International NV*	42,935
1,859	Frank’s International NV*^	9,704
760	Geospace Technologies Corp.*	7,836
1,086	Gulf Island Fabrication, Inc.*^	7,841
5,991	Halliburton Co.	159,242
7,826	Helix Energy Solutions Group, Inc.*^	42,339
2,127	Helmerich & Payne, Inc.	101,968
6,510	Keane Group, Inc.*	53,252
892	KLX Energy Services Holdings, Inc.*	20,917
1,436	Mammoth Energy Services, Inc.	25,819
1,750	Matrix Service Co.*	31,395
6,284	McDermott International, Inc.*^	41,097
17,995	Nabors Industries, Ltd.^	35,990
6,124	National-Oilwell Varco, Inc.	157,388
935	Natural Gas Services Group*	15,371
4,799	Newpark Resources, Inc.*	32,969
12,057	Noble Corp. plc*^	31,589
4,818	Oceaneering International, Inc.*	58,298
3,066	Oil States International, Inc.*^	43,782
6,531	Patterson-UTI Energy, Inc.	67,596
974	PHI, Inc.*^	1,802
3,744	Pioneer Energy Services Corp.*	4,605
6,172	Propetro Holding Corp.*	76,039
5,837	Rowan Cos. plc, Class A*	48,972
4,475	RPC, Inc.^	44,168
10,044	Schlumberger, Ltd.	362,387
1,291	SEACOR Holdings, Inc.*	47,767
493	SEACOR Marine Holdings, Inc.*	5,798
3,974	Select Energy Services, Inc.*^	25,116
6,258	Superior Energy Services, Inc.*	20,964
7,361	Technipfmc plc	144,128
4,086	TETRA Technologies, Inc.*	6,864
825	Tidewater, Inc.*	15,782
14,584	Transocean, Ltd.*	101,213
4,546	U.S. Silica Holdings, Inc.^	46,278
2,800	Unit Corp.*^	39,984

		2,667,462

Entertainment (1.4%):
5,134	Activision Blizzard, Inc.	239,090
3,433	AMC Entertainment Holdings, Inc., Class A^	42,157
7,978	Cinemark Holdings, Inc.^	285,612
4,365	Electronic Arts, Inc.*	344,442
1,834	Eros International plc*^	15,204
2,858	Imax Corp.*^	53,759
247	Liberty Braves Group, Class A*	6,160
527	Liberty Braves Group, Class C*	13,117
619	Liberty Media Group, Class A*^	18,397
1,318	Liberty Media Group, Class C*	40,463
2,111	Lions Gate Entertainment Corp., Class A	33,987
2,411	Lions Gate Entertainment Corp., Class B	35,876
5,662	Live Nation, Inc.*^	278,854
540	Madison Square Garden Co. (The), Class A*	144,558
977	Marcus Corp.	38,592
2,535	Netflix, Inc.*	678,518
1,419	Reading International, Inc., Class A*	20,632

Shares		Fair Value
Common Stocks, continued
Entertainment, continued
294	Rosetta Stone, Inc.*	$4,822
1,231	Take-Two Interactive Software, Inc.*	126,719
23,830	Twenty-First Century Fox, Inc.	1,146,700
8,290	Twenty-First Century Fox, Inc., Class B	396,096
442	Viacom, Inc., Class A	12,292
12,859	Viacom, Inc., Class B	330,476
19,720	Walt Disney Co. (The)	2,162,298
1,692	World Wrestling Entertainment, Inc., Class A^	126,426
31,714	Zynga, Inc.*	124,636

		6,719,883

Equity Real Estate Investment Trusts (0.0%)†:
4,047	Alexander & Baldwin, Inc.*	74,384

Food & Staples Retailing (1.5%):
2,460	Casey’s General Stores, Inc.^	315,224
7,460	Costco Wholesale Corp.	1,519,677
1,267	Ingles Markets, Inc., Class A	34,488
25,624	Kroger Co. (The)	704,660
1,720	Natural Grocers by Vitamin Cottage, Inc.*	26,368
1,409	Performance Food Group Co.*	45,468
1,384	PriceSmart, Inc.	81,794
37,281	Rite Aid Corp.*	26,406
5,242	Smart & Final Stores, Inc.*^	24,847
3,281	SpartanNash Co.	56,368
5,794	Sprouts Farmers Market, Inc.*	136,217
10,507	Sysco Corp.	658,369
1,610	The Andersons, Inc.	48,123
1,143	The Chefs’ Warehouse, Inc.*^	36,553
3,347	United Natural Foods, Inc.*	35,445
3,790	US Foods Holding Corp.*	119,916
738	Village Super Market, Inc., Class A^	19,734
10,994	Walgreens Boots Alliance, Inc.	751,220
24,608	Wal-Mart Stores, Inc.	2,292,235
2,107	Weis Markets, Inc.^	100,672

		7,033,784

Food Products (1.4%):
8,183	Archer-Daniels-Midland Co.	335,258
3,898	B&G Foods, Inc.^	112,691
3,004	Bunge, Ltd.	160,534
808	Calavo Growers, Inc.^	58,952
1,799	Cal-Maine Foods, Inc.^	76,098
5,711	Campbell Soup Co.	188,406
7,343	Conagra Brands, Inc.	156,846
4,717	Darling International, Inc.*	90,755
5,447	Dean Foods Co.^	20,753
1,004	Farmer Brothers Co.*	23,423
7,961	Flowers Foods, Inc.^	147,040
2,396	Fresh Del Monte Produce, Inc.	67,735
12,311	General Mills, Inc.	479,389
3,802	Hain Celestial Group, Inc.*^	60,300
3,160	Hershey Co. (The)	338,689
6,832	Hormel Foods Corp.^	291,590
7,644	Hostess Brands, Inc.*^	83,625
3,197	Ingredion, Inc.	292,206
576	J & J Snack Foods Corp.	83,284
3,414	JM Smucker Co. (The)^	319,175
300	John B Sanfilippo And Son, Inc.^	16,698
5,585	Kellogg Co.	318,401

See accompanying notes to the financial statements.

12

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Food Products, continued
6,403	Kraft Heinz Co. (The)	$275,585
3,086	Lamb Weston Holdings, Inc.	227,006
1,462	Lancaster Colony Corp.	258,569
1,028	Landec Corp.*	12,172
2,458	McCormick & Co.	342,252
389	McCormick & Co., Inc.	53,997
11,410	Mondelez International, Inc., Class A	456,742
4,222	Pilgrim’s Pride Corp.*	65,483
3,793	Post Holdings, Inc.*^	338,070
1,626	Sanderson Farms, Inc.^	161,446
29	Seaboard Corp.	102,602
677	Seneca Foods Corp., Class A*	19,105
3,045	Simply Good Foods Co. (The)*	57,551
1,789	Tootsie Roll Industries, Inc.^	59,753
3,024	TreeHouse Foods, Inc.*	153,347
6,728	Tyson Foods, Inc., Class A	359,275

		6,664,803

Gas Utilities (0.3%):
1,751	Atmos Energy Corp.	162,353
900	Chesapeake Utilities Corp.	73,170
3,236	National Fuel Gas Co.	165,618
3,660	New Jersey Resources Corp.	167,152
1,663	Northwest Natural Holding Co.^	100,545
2,227	ONE Gas, Inc.	177,269
232	RGC Resources, Inc.	6,951
2,958	South Jersey Industries, Inc.^	82,232
2,550	Southwest Gas Corp.	195,075
2,233	Spire, Inc.	165,421
3,695	UGI Corp.	197,129

		1,492,915

Health Care Equipment & Supplies (2.2%):
11,299	Abbott Laboratories	817,258
886	ABIOMED, Inc.*	287,985
2,269	Accuray, Inc.*	7,737
1,170	Align Technology, Inc.*	245,033
2,726	AngioDynamics, Inc.*	54,874
955	Anika Therapeutics, Inc.*	32,098
115	Atrion Corp.	85,224
1,897	Avanos Medical, Inc.*^	84,967
4,834	Baxter International, Inc.	318,174
1,987	Becton, Dickinson & Co.	447,711
7,099	Boston Scientific Corp.*	250,879
2,008	Cantel Medical Corp.	149,496
1,289	CONMED Corp.	82,754
841	Cooper Cos., Inc. (The)	214,035
1,619	CryoLife, Inc.*	45,947
4,428	Danaher Corp.	456,615
4,082	Dentsply Sirona, Inc.	151,891
693	DexCom, Inc.*	83,021
2,985	Edwards Lifesciences Corp.*	457,212
1,966	Globus Medical, Inc., Class A*	85,088
2,246	Haemonetics Corp.*	224,712
392	Heska Corp.*^	33,751
1,867	Hill-Rom Holdings, Inc.	165,323
8,684	Hologic, Inc.*	356,912
508	ICU Medical, Inc.*	116,652

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
1,958	IDEXX Laboratories, Inc.*	$364,227
433	Inogen, Inc.*	53,766
489	Insulet Corp.*^	38,787
1,457	Integer Holdings Corp.*	111,111
1,042	Integra LifeSciences Holdings Corp.*	46,994
962	Intuitive Surgical, Inc.*	460,722
2,327	Invacare Corp.^	10,006
1,705	Lantheus Holdings, Inc.*	26,683
809	LeMaitre Vascular, Inc.	19,125
1,168	LivaNova plc*	106,837
2,417	Masimo Corp.*	259,513
9,563	Medtronic plc	869,851
3,164	Meridian Bioscience, Inc.	54,927
1,466	Merit Medical Systems, Inc.*^	81,817
1,935	Natus Medical, Inc.*	65,848
804	Neogen Corp.*	45,828
1,986	NuVasive, Inc.*	98,426
481	Nuvectra Corp.*	7,860
2,205	OraSure Technologies, Inc.*	25,754
1,074	Orthofix Medical, Inc.*	56,374
700	Quidel Corp.*	34,174
2,926	ResMed, Inc.	333,184
3,310	RTI Surgical, Inc.*	12,247
624	SeaSpine Holdings Corp.*	11,382
1,207	STERIS plc	128,968
4,559	Stryker Corp.	714,624
750	Teleflex, Inc.	193,860
227	Utah Medical Products, Inc.	18,859
1,961	Varex Imaging Corp.*	46,436
2,117	Varian Medical Systems, Inc.*	239,877
1,157	West Pharmaceutical Services, Inc.	113,421
1,714	Zimmer Holdings, Inc.	177,776

		10,084,613

Health Care Providers & Services (3.0%):
4,796	Acadia Healthcare Co., Inc.*^	123,305
1,958	Aceto Corp.	1,645
634	Addus HomeCare Corp.*	43,036
801	Amedisys, Inc.*^	93,805
2,339	AmerisourceBergen Corp.	174,022
2,711	AMN Healthcare Services, Inc.*^	153,605
3,391	Anthem, Inc.	890,578
724	BioTelemetry, Inc.*	43,237
9,264	Brookdale Senior Living, Inc.*	62,069
7,103	Cardinal Health, Inc.	316,794
2,823	Centene Corp.*	325,492
785	Chemed Corp.	222,375
7,960	Cigna Corp.	1,511,763
1,442	Civitas Solutions, Inc.*	25,249
7,171	Community Health Systems, Inc.*^	20,222
1,253	CorVel Corp.*	77,335
1,177	Cross Country Healthcare, Inc.*	8,627
19,735	CVS Health Corp.	1,293,037
5,046	DaVita, Inc.*	259,667
4,148	Diplomat Pharmacy, Inc.*^	55,832
6,210	Encompass Health Corp.	383,157
3,058	Ensign Group, Inc. (The)	118,620
784	Five Star Quality Care, Inc.*	365

See accompanying notes to the financial statements.

13

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
2,639	Hanger Orthopedic Group, Inc.*	$50,009
4,541	HCA Healthcare, Inc.	565,127
1,272	HealthEquity, Inc.*	75,875
3,972	Henry Schein, Inc.*^	311,881
1,947	Humana, Inc.	557,777
2,629	InfuSystems Holdings, Inc.*	9,044
3,021	Laboratory Corp. of America Holdings*	381,734
925	LHC Group, Inc.*	86,839
1,471	Magellan Health Services, Inc.*	83,685
4,579	McKesson Corp.	505,842
3,346	MEDNAX, Inc.*	110,418
1,107	Molina Healthcare, Inc.*^	128,656
1,075	National Healthcare Corp.	84,334
1,219	National Research Corp.	46,493
4,172	Owens & Minor, Inc.	26,409
4,695	Patterson Cos., Inc.	92,304
2,269	Premier, Inc., Class A*	84,747
835	Providence Service Corp.*	50,117
4,641	Quest Diagnostics, Inc.	386,456
2,518	RadNet, Inc.*	25,608
9,791	Select Medical Holdings Corp.*	150,292
2,133	Surgery Partners, Inc.*^	20,882
3,992	Tenet Healthcare Corp.*^	68,423
2,040	Tivity Health, Inc.*	50,612
1,240	Triple-S Management Corp., Class B*	21,564
937	U.S. Physical Therapy, Inc.^	95,902
12,465	UnitedHealth Group, Inc.	3,105,280
4,318	Universal Health Services, Inc., Class B	503,306
969	WellCare Health Plans, Inc.*	228,771

		14,112,224

Health Care Technology (0.2%):
8,903	Allscripts Healthcare Solutions, Inc.*^	85,825
1,052	athenahealth, Inc.*	138,790
4,643	Cerner Corp.*	243,479
339	Computer Programs & Systems, Inc.	8,509
4,037	Evolent Health, Inc., Class A*^	80,538
1,357	HealthStream, Inc.	32,772
4,954	HMS Holdings Corp.*	139,356
644	Medidata Solutions, Inc.*^	43,418
2,464	NextGen Healthcare, Inc.*	37,330
1,095	Omnicell, Inc.*	67,058
1,047	Simulations Plus, Inc.	20,835
1,142	Veeva Systems, Inc., Class A*	102,003

		999,913

Hotels, Restaurants & Leisure (2.5%):
10,056	Aramark Holdings Corp.	291,322
2,451	BBX Capital Corp.	14,044
4,464	Belmond, Ltd., Class A*	111,734
6	Biglari Holdings, Inc., Class A*	3,526
67	Biglari Holdings, Inc., Class B*	7,610
1,927	BJ’s Restaurants, Inc.^	97,448
3,939	Bloomin’ Brands, Inc.	70,469
3,028	Bojangles’, Inc.*	48,690
2,887	Brinker International, Inc.	126,970
4,600	Caesars Entertainment Corp.*	31,234
4,851	Carnival Corp., Class A	239,155

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
2,943	Carrols Restaurant Group, Inc.*	$28,959
1,723	Century Casinos, Inc.*	12,733
2,158	Cheesecake Factory, Inc. (The)	93,895
140	Chipotle Mexican Grill, Inc.*	60,451
2,653	Choice Hotels International, Inc.^	189,902
194	Churchill Downs, Inc.	47,324
1,178	Chuy’s Holdings, Inc.*^	20,898
1,626	Cracker Barrel Old Country Store, Inc.	259,932
3,164	Darden Restaurants, Inc.	315,957
2,412	Dave & Buster’s Entertainment, Inc.^	107,479
1,574	Del Frisco’s Restaurant Group, Inc.*^	11,254
2,144	del Taco Restaurants, Inc.*	21,419
4,156	Denny’s Corp.*	67,369
1,327	DineEquity, Inc.^	89,360
864	Domino’s Pizza, Inc.	214,263
3,886	Dunkin’ Brands Group, Inc.	249,170
1,288	El Pollo Loco Holdings, Inc.*	19,539
1,112	Eldorado Resorts, Inc.*^	40,266
1,277	Fiesta Restaurant Group, Inc.*	19,806
624	Habit Restaurants, Inc. (The), Class A*^	6,552
2,724	Hilton Grand Vacations, Inc.*	71,886
3,896	Hilton Worldwide Holdings, Inc.	279,733
1,051	Hyatt Hotels Corp., Class A	71,048
6,233	International Game Technology plc^	91,189
1,202	Jack in the Box, Inc.	93,311
8,964	Las Vegas Sands Corp.	466,576
2,136	Luby’s, Inc.*	2,563
3,634	Marriott International, Inc., Class A	394,507
2,283	Marriott Vacations Worldwide Corp.	160,974
10,643	McDonald’s Corp.	1,889,879
22,640	MGM Resorts International	549,246
341	Nathans Famous, Inc.^	22,659
5,162	Norwegian Cruise Line Holdings, Ltd.*	218,817
1,596	Papa John’s International, Inc.	63,537
2,376	Penn National Gaming, Inc.*	44,740
4,017	Planet Fitness, Inc.*^	215,392
3,664	Playa Hotels & Resorts NV*	26,344
763	Potbelly Corp.*^	6,142
1,501	Red Lion Hotels Corp.*^	12,308
878	Red Robin Gourmet Burgers*^	23,460
1,400	Red Rock Resorts, Inc.	28,434
2,194	Royal Caribbean Cruises, Ltd.	214,551
2,527	Ruth’s Hospitality Group, Inc.	57,439
3,394	Scientific Games Corp., Class A*^	60,685
548	SeaWorld Entertainment, Inc.*	12,105
4,011	Six Flags Entertainment Corp.^	223,132
2,826	Speedway Motorsports, Inc.	45,979
26,882	Starbucks Corp.	1,731,201
3,432	Texas Roadhouse, Inc.	204,890
1,604	Town Sports International Holdings, Inc.*	10,266
866	Vail Resorts, Inc.^	182,570
13,365	Wendy’s Co. (The)	208,628
1,298	Wingstop, Inc.	83,319
3,177	Wyndham Hotels & Resorts, Inc.	144,140
3,177	Wyndham Worldwide Corp.	113,864
2,056	Wynn Resorts, Ltd.	203,359
4,534	Yum! Brands, Inc.	416,765

		11,564,368

See accompanying notes to the financial statements.

14

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Household Durables (0.8%):
1,886	Beazer Homes USA, Inc.*	$17,879
611	Cavco Industries, Inc.*	79,662
1,150	Century Communities, Inc.*	19,849
10,883	D.R. Horton, Inc.	377,204
1,137	Dixie Group, Inc. (The)*	799
1,910	Ethan Allen Interiors, Inc.^	33,597
431	Flexsteel Industries, Inc.	9,516
5,443	Garmin, Ltd.	344,651
2,761	GoPro, Inc., Class A*^	11,707
2,219	Green Brick Partners, Inc.*	16,066
911	Helen of Troy, Ltd.*	119,505
500	Hooker Furniture Corp.	13,170
1,333	Installed Building Products, Inc.*	44,909
931	iRobot Corp.*^	77,962
4,827	KB Home	92,196
3,931	La-Z-Boy, Inc.	108,928
4,024	Leggett & Platt, Inc.^	144,220
3,994	Lennar Corp., Class A	156,365
119	Lennar Corp., Class B	3,728
1,206	LGI Homes, Inc.*^	54,535
1,627	Libbey, Inc.^	6,313
1,017	Lifetime Brands, Inc.	10,201
3,335	M.D.C. Holdings, Inc.	93,747
1,880	M/I Homes, Inc.*	39,518
3,168	Meritage Corp.*	116,329
1,006	Mohawk Industries, Inc.*	117,662
2,791	Newell Brands, Inc.	51,885
150	NVR, Inc.*	365,549
9,250	PulteGroup, Inc.^	240,408
2,607	Skyline Corp.	38,297
5,496	Taylor Morrison Home Corp., Class A*	87,386
2,586	Tempur Sealy International, Inc.*^	107,060
2,183	Toll Brothers, Inc.	71,886
2,508	TopBuild Corp.*	112,860
7,853	TRI Pointe Homes, Inc.*^	85,833
2,153	Tupperware Brands Corp.	67,970
718	Universal Electronics, Inc.*^	18,151
3,485	Whirlpool Corp.	372,442
2,147	William Lyon Homes, Class A*	22,951
1,918	Zagg, Inc.*^	18,758

		3,771,654

Household Products (1.3%):
2,899	Central Garden & Pet Co., Class A*	90,594
6,367	Church & Dwight Co., Inc.	418,694
3,732	Clorox Co. (The)	575,250
11,563	Colgate-Palmolive Co.	688,230
2,293	Energizer Holdings, Inc.	103,529
5,191	Kimberly-Clark Corp.	591,463
333	Oil-Dri Corp.	8,825
582	Orchids Paper Products Co.*	547
34,072	Procter & Gamble Co. (The)	3,131,898
1,973	Spectrum Brands Holdings, Inc.^	83,359
698	WD-40 Co.^	127,915

		5,820,304

Shares		Fair Value
Common Stocks, continued
Independent Power and Renewable Electricity Producers (0.2%):
15,393	AES Corp. (The)	$222,583
5,810	Atlantic Power Corp.*	12,608
5,140	Atlantica Yield plc	100,744
1,323	Clearway Energy, Inc., Class A	22,385
2,753	Clearway Energy, Inc., Class C	47,489
6,120	NRG Energy, Inc.	242,352
2,758	Ormat Technologies, Inc.^	144,243
3,788	Pattern Energy Group, Inc.	70,533
7,499	Vistra Energy Corp.*	171,652

		1,034,589

Industrial Conglomerates (1.0%):
11,715	3M Co., Class C	2,232,175
1,602	Carlisle Cos., Inc.	161,033
53,601	General Electric Co.	405,760
12,593	Honeywell International, Inc.	1,663,787
1,736	Raven Industries, Inc.	62,826
876	Roper Industries, Inc.	233,472

		4,759,053

Insurance (3.2%):
12,674	Aflac, Inc.	577,427
333	Alleghany Corp.	207,566
4,705	Allstate Corp. (The)	388,774
4,095	AMBAC Financial Group, Inc.*	70,598
3,511	American Equity Investment Life Holding Co.	98,097
1,597	American Financial Group, Inc.	144,576
9,027	American International Group, Inc.	355,754
409	American National Insurance Co.	52,041
1,307	Amerisafe, Inc.	74,094
3,717	Aon plc	540,303
5,730	Arch Capital Group, Ltd.*	153,106
1,501	Argo Group International Holdings, Ltd.	100,942
5,479	Arthur J. Gallagher & Co.	403,802
2,735	Aspen Insurance Holdings, Ltd.	114,843
1,955	Assurant, Inc.	174,855
4,165	Assured Guaranty, Ltd.	159,436
1,196	Athene Holding, Ltd.*	47,637
2,351	Axis Capital Holdings, Ltd.	121,406
1,029	Brighthouse Financial, Inc.*	31,364
8,628	Brown & Brown, Inc.	237,788
4,915	Chubb, Ltd.	634,919
2,852	Cincinnati Financial Corp.	220,802
2,176	Citizens, Inc.*	16,364
1,199	CNA Financial Corp.	52,936
2,354	Crawford & Co.	21,186
2,915	Crawford & Co., Class A	25,944
1,631	Donegal Group, Inc., Class A	22,255
1,100	eHealth, Inc.*	42,262
1,546	EMC Insurance Group, Inc.	49,240
1,993	Employers Holdings, Inc.	83,646
447	Enstar Group, Ltd.*^	74,904
1,364	Erie Indemnity Co., Class A	181,835
748	Everest Re Group, Ltd.	162,884
1,025	FBL Financial Group, Inc., Class A	67,291
1,054	FedNat Holding Co.	20,996
4,594	First American Financial Corp.	205,076
8,665	FNF Group	272,428

See accompanying notes to the financial statements.

15

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Insurance, continued
21,335	Genworth Financial, Inc., Class A*	$99,421
695	Global Indemnity, Ltd.	25,180
2,383	Greenlight Capital Re, Ltd.*^	20,541
1,469	Hallmark Financial Services, Inc.*	15,704
1,690	Hanover Insurance Group, Inc. (The)	197,341
7,229	Hartford Financial Services Group, Inc. (The)	321,329
397	HCI Group, Inc.^	20,172
387	Heritage Insurance Holdings, Inc.	5,697
2,388	Horace Mann Educators Corp.	89,431
1,317	Independence Holding Co.	46,358
153	Investors Title Co.	27,032
1,436	James River Group Holdings	52,471
2,876	Kemper Corp.	190,909
3,599	Lincoln National Corp.	184,665
5,372	Loews Corp.	244,533
5,556	Maiden Holdings, Ltd.	9,167
301	Markel Corp.*	312,453
9,423	Marsh & McLennan Cos., Inc.	751,485
2,503	Mercury General Corp.^	129,430
8,570	MetLife, Inc.	351,884
4,959	National General Holdings Corp.	120,057
262	National Western Life Group, Inc., Class A	78,783
1,307	Navigators Group, Inc.	90,823
9,717	Old Republic International Corp.	199,879
3,086	Primerica, Inc.	301,533
9,299	Principal Financial Group, Inc.^	410,737
3,011	ProAssurance Corp.	122,126
6,434	Progressive Corp. (The)	388,163
4,383	Prudential Financial, Inc.	357,434
1,023	Reinsurance Group of America, Inc.	143,455
1,433	RenaissanceRe Holdings, Ltd.	191,592
1,252	RLI Corp.^	86,375
854	Safety Insurance Group, Inc.	69,866
2,398	Selective Insurance Group, Inc.	146,134
2,664	State Auto Financial Corp.	90,683
1,761	Stewart Information Services Corp.	72,905
5,145	Third Point Reinsurance, Ltd.*	49,598
1,767	Tiptree Financial, Inc., Class A^	9,878
1,775	Torchmark Corp.	132,291
6,065	Travelers Cos., Inc. (The)	726,284
1,438	United Fire Group, Inc.	79,737
2,794	United Insurance Holdings Co.^	46,436
3,169	Universal Insurance Holdings, Inc.	120,168
3,102	UnumProvident Corp.	91,137
2,928	W.R. Berkley Corp.	216,408
140	White Mountains Insurance Group, Ltd.	120,077
911	Willis Towers Watson plc	138,344

		13,905,483

Interactive Media & Services (2.3%):
2,621	Alphabet, Inc., Class A*	2,738,840
2,779	Alphabet, Inc., Class C*	2,877,960
1,229	Cargurus, Inc.*	41,454
3,783	Cars.com, Inc.*^	81,335
2,881	DHI Group, Inc.*	4,379
30,727	Facebook, Inc., Class A*	4,028,003
583	IAC/InterActiveCorp.*	106,712
5,384	Liberty TripAdvisor Holdings, Inc., Class A*	85,552

Shares		Fair Value
Common Stocks, continued
Interactive Media & Services, continued
1,146	Match Group, Inc.	$49,014
2,297	The Meet Group, Inc. (The)*^	10,635
1,344	Travelzoo, Inc.*	13,212
2,514	TripAdvisor, Inc.*^	135,605
6,966	Truecar, Inc.*	63,112
4,951	Twitter, Inc.*	142,292
2,068	Yelp, Inc.*	72,359
664	Zedge, Inc., Class B*	1,625
1,125	Zillow Group, Inc., Class A*	35,359
1,598	Zillow Group, Inc., Class C*^	50,465

		10,537,913

Internet & Direct Marketing Retail (2.9%):
2,093	1-800 Flowers.com, Inc., Class A*	25,597
6,857	Amazon.com, Inc.*	10,299,008
824	Booking Holdings, Inc.*	1,419,274
14,947	eBay, Inc.*	419,562
1,658	Expedia, Inc.	186,774
185	FTD Cos., Inc.*	274
4,200	Groupon, Inc.*	13,440
1,546	GrubHub, Inc.*^	118,748
1,546	Leaf Group, Ltd.*	10,590
2,098	Liberty Expedia Holdings, Class A*	82,053
1,736	Liquidity Services, Inc.*	10,711
1,637	Nutri/System, Inc.	71,832
820	Overstock.com, Inc.*^	11,136
1,164	PetMed Express, Inc.	27,075
4,088	Quotient Technology, Inc.*^	43,660
8,810	Qurate Retail, Inc.*	171,971
1,959	Shutterfly, Inc.*^	78,869
981	Shutterstock, Inc.^	35,326
585	Stamps.com, Inc.*	91,049
1,332	Wayfair, Inc., Class A*^	119,987

		13,236,936

IT Services (5.0%):
12,605	Accenture plc, Class C	1,777,432
3,546	Akamai Technologies, Inc.*	216,590
1,762	Alliance Data Systems Corp.	264,441
4,258	Amdocs, Ltd.	249,434
8,958	Automatic Data Processing, Inc.	1,174,572
3,092	Black Knight, Inc.*	139,326
6,581	Booz Allen Hamilton Holding Corp.	296,606
4,071	Broadridge Financial Solutions, Inc.	391,834
1,304	CACI International, Inc., Class A*	187,815
1,432	Carbonite, Inc.*^	36,172
3,491	Cardtronics plc*	90,766
687	Cass Information Systems, Inc.^	36,356
5,920	Cognizant Technology Solutions Corp., Class A	375,802
6,347	Conduent, Inc.*	67,469
4,094	CoreLogic, Inc.*	136,821
2,608	CSG Systems International, Inc.	82,856
4,493	DXC Technology Co.	238,893
513	Endurance International Group Holdings, Inc.*^	3,411
796	Epam Systems, Inc.*	92,344
2,653	Euronet Worldwide, Inc.*	271,614
2,060	Evertec, Inc.	59,122
1,620	Exlservice Holdings, Inc.*	85,244
4,243	Fidelity National Information Services, Inc.	435,120

See accompanying notes to the financial statements.

16

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
IT Services, continued
2,423	First Data Corp., Class A*	$40,973
8,057	Fiserv, Inc.*	592,109
1,827	FleetCor Technologies, Inc.*	339,310
609	Gartner, Inc.*	77,855
6,266	Genpact, Ltd.	169,119
2,488	Global Payments, Inc.	256,587
1,451	GoDaddy, Inc., Class A*	95,215
2,548	GTT Communications, Inc.*^	60,286
1,357	Hackett Group, Inc. (The)	21,726
821	Internap Corp.*^	3,407
18,535	International Business Machines Corp.	2,106,872
2,142	Jack Henry & Associates, Inc.	271,006
3,495	Leidos Holdings, Inc.	184,256
2,160	Limelight Networks, Inc.*	5,054
3,417	LiveRamp Holdings, Inc.*	131,999
1,614	Luxoft Holding, Inc.*^	49,098
1,640	ManTech International Corp., Class A	85,764
17,732	MasterCard, Inc., Class A	3,345,141
3,278	Maximus, Inc.	213,365
2,787	MoneyGram International, Inc.*	5,574
3,759	NIC, Inc.	46,912
839	Okta, Inc.*^	53,528
6,919	Paychex, Inc.	450,773
9,832	PayPal Holdings, Inc.*	826,773
2,322	Perficient, Inc.*	51,688
1,985	Perspecta, Inc.	34,182
840	PFSweb, Inc.*	4,309
1,556	Presidio, Inc.	20,306
6,698	Sabre Corp.	144,945
1,901	Science Applications International Corp.	121,094
3,035	Servicesource International, Inc.*	3,278
3,966	Steel Connect, Inc.*	6,861
3,283	Sykes Enterprises, Inc.*	81,189
5,211	Teradata Corp.*^	199,894
4,702	Total System Services, Inc.	382,226
5,685	Travelport Worldwide, Ltd.	88,800
2,975	TTEC Holdings, Inc.	84,996
3,021	Unisys Corp.*	35,134
2,288	VeriSign, Inc.*	339,288
2,275	Virtusa Corp.*	96,892
28,222	Visa, Inc., Class A	3,723,610
9,515	Western Union Co.	162,326
1,662	WEX, Inc.*	232,780
2,321	Worldpay, Inc., Class A*	177,394

		22,133,934

Leisure Products (0.2%):
3,430	Acushnet Holdings Corp.^	72,270
3,582	American Outdoor Brands Corp.*	46,065
4,134	Brunswick Corp.	192,024
5,856	Callaway Golf Co.	89,597
658	Escalade, Inc.^	7,534
3,448	Hasbro, Inc.^	280,149
503	Johnson Outdoors, Inc., Class A	29,546
531	Malibu Boats, Inc.*	18,479
662	Marine Products Corp.	11,194
6,035	Mattel, Inc.*^	60,290
1,932	Nautilus Group, Inc.*	21,059

Shares		Fair Value
Common Stocks, continued
Leisure Products, continued
2,101	Polaris Industries, Inc.^	$161,105
2,859	Vista Outdoor, Inc.*	32,450

		1,021,762

Life Sciences Tools & Services (0.9%):
2,828	Agilent Technologies, Inc.	190,777
731	Bio-Rad Laboratories, Inc., Class A*	169,753
1,154	Bio-Techne Corp.	167,007
7,817	Bruker Corp.	232,712
2,131	Cambrex Corp.*^	80,467
3,244	Charles River Laboratories International, Inc.*	367,156
1,979	Harvard Bioscience, Inc.*	6,293
1,139	Illumina, Inc.*	341,620
2,752	IQVIA Holdings, Inc.*	319,700
2,457	Luminex Corp.	56,781
1,845	Medpace Holdings, Inc.*	97,656
828	Mettler-Toledo International, Inc.*	468,299
1,400	Neogenomics, Inc.*	17,654
1,490	PerkinElmer, Inc.	117,040
1,655	PRA Health Sciences, Inc.*	152,194
2,622	Syneos Health, Inc.*	103,176
3,969	Thermo Fisher Scientific, Inc.	888,222
1,749	Waters Corp.*	329,949

		4,106,456

Machinery (2.8%):
2,898	Actuant Corp., Class A	60,829
3,733	AGCO Corp.	207,816
652	Alamo Group, Inc.	50,413
737	Albany International Corp., Class A	46,011
6,349	Allison Transmission Holdings, Inc.	278,785
2,614	Altra Industrial Motion Corp.	65,742
1,445	ARC Group Worldwide, Inc.*	1,445
2,124	Astec Industries, Inc.	64,124
2,702	Barnes Group, Inc.	144,881
837	Blue Bird Corp.*	15,225
2,517	Briggs & Stratton Corp.	32,922
10,638	Caterpillar, Inc.	1,351,770
2,289	Chart Industries, Inc.*^	148,854
1,284	CIRCOR International, Inc.*	27,349
4,064	Colfax Corp.*	84,938
1,526	Columbus McKinnon Corp.	45,994
2,706	Commercial Vehicle Group, Inc.*	15,424
1,945	Crane Co.	140,390
3,047	Cummins, Inc.	407,201
5,524	Deere & Co.	824,015
4,360	Donaldson Co., Inc.	189,180
1,324	Douglas Dynamics, Inc.	47,518
5,031	Dover Corp.	356,949
1,120	EnPro Industries, Inc.	67,312
1,435	ESCO Technologies, Inc.	94,638
4,059	Federal Signal Corp.	80,774
3,108	Flowserve Corp.^	118,166
3,574	Fortive Corp.	241,817
2,760	Franklin Electric Co., Inc.	118,349
694	FreightCar America, Inc.*^	4,643
2,740	Gardner Denver Holdings, Inc.*	56,033
889	Gencor Industries, Inc.*	9,752
1,203	Global Brass & Copper Holdings, Inc.	30,255

See accompanying notes to the financial statements.

17

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Machinery, continued
1,617	Gorman-Rupp Co. (The)	$52,407
4,423	Graco, Inc.	185,103
1,612	Greenbrier Cos, Inc.^	63,738
4,803	Harsco Corp.*	95,388
3,220	Hillenbrand, Inc.	122,135
490	Hurco Cos, Inc.	17,493
896	Hyster-Yale Materials Handling, Inc., Class A	55,516
1,615	IDEX Corp.	203,910
6,126	Illinois Tool Works, Inc.	776,103
4,692	Ingersoll-Rand plc	428,051
4,926	ITT, Inc.	237,778
1,662	John Bean Technologies Corp.	119,348
598	Kadant, Inc.	48,713
4,352	Kennametal, Inc.	144,835
787	L.B. Foster Co., Class A*	12,513
1,806	Lincoln Electric Holdings, Inc.	142,403
539	Lindsay Corp.	51,879
774	Lydall, Inc.*	15,720
1,213	Manitex International, Inc.*	6,890
2,529	Manitowoc Co., Inc. (The)*^	37,353
5,860	Meritor, Inc.*	99,093
1,601	Middleby Corp. (The)*^	164,471
4,873	Milacron Holdings Corp.*	57,940
3,785	Mueller Industries, Inc.	88,418
7,183	Mueller Water Products, Inc., Class A	65,365
4,067	Navistar International Corp.*	105,539
1,258	NN, Inc.^	8,441
1,555	Nordson Corp.	185,589
158	Omega Flex, Inc.	8,543
3,290	OshKosh Corp.	201,710
7,112	PACCAR, Inc.	406,380
2,022	Parker Hannifin Corp.	301,561
1,058	Park-Ohio Holdings Corp.	32,470
5,836	Pentair plc	220,484
976	Proto Labs, Inc.*^	110,083
660	RBC Bearings, Inc.*	86,526
1,886	REV Group, Inc.	14,164
5,156	Rexnord Corp.*	118,330
2,202	Snap-On, Inc.^	319,929
612	Spartan Motors, Inc.	4,425
2,829	SPX Corp.*	79,240
2,504	SPX FLOW, Inc.*	76,172
775	Standex International Corp.	52,065
1,547	Stanley Black & Decker, Inc.	185,238
1,370	Sun Hydraulics Corp.^	45,470
1,093	Tennant Co.	56,956
3,523	Terex Corp.	97,129
3,355	Timken Co.	125,209
3,046	Titan International, Inc.	14,194
3,651	Toro Co.	204,018
2,913	TriMas Corp.*	79,496
5,158	Trinity Industries, Inc.^	106,203
4,006	Wabash National Corp.	52,398
1,380	WABCO Holdings, Inc.*	148,129
1,503	Wabtec Corp.^	105,586
1,415	Watts Water Technologies, Inc., Class A	91,310
6,694	Welbilt, Inc.*^	74,370

Shares		Fair Value
Common Stocks, continued
Machinery, continued
2,272	Woodward, Inc.	$168,787
4,252	Xylem, Inc.^	283,693

		12,891,914

Marine (0.1%):
7,028	Costamare, Inc.	30,853
1,680	Eagle Bulk Shipping, Inc.*^	7,745
1,300	Genco Shipping & Trading, Ltd.*	10,257
1,331	Golden Ocean Group, Ltd.	8,199
2,348	Kirby Corp.*^	158,161
3,233	Matson, Inc.	103,521
1,478	Scorpio Bulkers, Inc.^	8,173

		326,909

Media (1.8%):
1,468	A.H. Belo Corp., Class A	4,947
6,959	Altice USA, Inc.^	114,963
2,029	AMC Networks, Inc., Class A*^	111,352
270	Cable One, Inc.	221,427
182	CBS Corp., Class A	7,981
7,322	CBS Corp., Class B	320,118
2,930	Charter Communications, Inc., Class A*	834,962
1,661	Clear Channel Outdoor Holdings, Inc., Class A	8,621
88,885	Comcast Corp., Class A	3,026,533
2,952	comScore, Inc.*	42,597
5,271	Discovery Communications, Inc., Class A*^	130,405
9,189	Discovery Communications, Inc., Class C*	212,082
4,242	DISH Network Corp., Class A*	105,923
4,131	E.W. Scripps Co. (The), Class A^	64,981
4,691	Emerald Expositions Events, Inc.	57,887
8,164	Entercom Communications Corp.	46,616
4,792	Entravision Communications Corp., Class A	13,945
6,638	Gannett Co., Inc.^	56,622
4,760	GCI Liberty, Inc., Class A*	195,922
4,886	Gray Television, Inc.*	72,020
472	Harte-Hanks, Inc.*	1,142
13,729	Interpublic Group of Cos., Inc. (The)	283,229
3,028	John Wiley & Sons, Inc., Class A	142,225
192	John Wiley & Sons, Inc., Class B	8,989
563	Liberty Broadband Corp., Class A*^	40,429
2,655	Liberty Broadband Corp., Class C*	191,240
3,100	Liberty Latin America, Ltd.*	45,167
1,489	Liberty Latin America, Ltd.*^	21,561
2,477	Liberty SiriusXM Group, Class A*	91,154
5,273	Liberty SiriusXM Group, Class C*	194,996
2,502	Marchex, Inc., Class B	6,630
1,649	Meredith Corp.	85,649
3,759	MSG Networks, Inc., Class A*^	88,562
3,726	National CineMedia, Inc.	24,144
3,971	New Media Investment Group, Inc.	45,944
3,530	New York Times Co. (The), Class A^	78,684
9,481	News Corp., Class A	107,609
2,563	News Corp., Class B	29,603
2,981	Nexstar Broadcasting Group, Inc., Class A^	234,426
6,406	Omnicom Group, Inc.^	469,175
1,853	Scholastic Corp.	74,602
5,191	Sinclair Broadcast Group, Inc., Class A	136,731
24,685	Sirius XM Holdings, Inc.^	140,951

See accompanying notes to the financial statements.

18

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Media, continued
1,895	TechTarget, Inc.*^	$23,138
11,352	Tegna, Inc.	123,396
933	Tribune Publishing Co.*^	10,580

		8,349,860

Metals & Mining (0.6%):
16,272	AK Steel Holding Corp.*^	36,612
5,563	Alcoa Corp.*	147,865
4,528	Allegheny Technologies, Inc.*^	98,575
799	Ampco-Pittsburgh Corp.*	2,477
2,296	Carpenter Technology Corp.	81,761
4,968	Century Aluminum Co.*	36,316
10,120	Cleveland-Cliffs, Inc.*^	77,823
12,366	Coeur d’Alene Mines Corp.*^	55,276
6,147	Commercial Metals Co.	98,475
1,902	Compass Minerals International, Inc.^	79,294
7,323	Ferroglobe plc(a)	11,644
9,823	Ferroglobe Unit*	—
33,112	Freeport-McMoRan Copper & Gold, Inc.	341,384
2,945	Gold Resource Corp.	11,780
943	Haynes International, Inc.	24,895
23,972	Hecla Mining Co.^	56,574
151	Kaiser Aluminum Corp.^	13,483
1,359	Materion Corp.	61,141
12,309	McEwen Mining, Inc.	22,402
7,907	Newmont Mining Corp.	273,978
6,254	Nucor Corp.	324,020
700	Olympic Steel, Inc.	9,989
2,353	Reliance Steel & Aluminum Co.	167,463
2,119	Royal Gold, Inc.	181,492
1,500	Ryerson Holding Corp.*	9,510
1,365	Schnitzer Steel Industries, Inc., Class A	29,416
1,772	Southern Copper Corp.^	54,524
11,019	Steel Dynamics, Inc.	331,011
3,673	SunCoke Energy, Inc.*	31,404
701	Synalloy Corp.	11,630
2,052	TimkenSteel Corp.*^	17,934
7,131	United States Steel Corp.^	130,069
548	Universal Stainless & Alloy Products, Inc.*	8,883
4,099	Warrior Met Coal, Inc.^	98,827
2,898	Worthington Industries, Inc.	100,966

		3,038,893

Multiline Retail (0.7%):
3,725	Big Lots, Inc.^	107,727
1,948	Dillard’s, Inc., Class A^	117,484
5,093	Dollar General Corp.	550,451
4,239	Dollar Tree, Inc.*	382,866
18,758	J.C. Penney Co., Inc.*^	19,508
9,977	Kohl’s Corp.	661,875
15,105	Macy’s, Inc.	449,827
4,797	Nordstrom, Inc.^	223,588
2,557	Ollie’s Bargain Outlet Holdings, Inc.*^	170,066
11,357	Target Corp.	750,585

		3,433,977

Multi-Utilities (0.9%):
5,044	Ameren Corp.	329,020
2,841	Avista Corp.	120,686

Shares		Fair Value
Common Stocks, continued
Multi-Utilities, continued
1,784	Black Hills Corp.^	$112,000
9,831	CenterPoint Energy, Inc.	277,529
6,283	CMS Energy Corp.	311,951
3,650	Consolidated Edison, Inc.	279,079
9,528	Dominion Energy, Inc.	680,870
3,156	DTE Energy Co.	348,107
7,317	MDU Resources Group, Inc.	174,437
6,403	NiSource, Inc.	162,316
2,365	NorthWestern Corp.	140,576
5,413	Public Service Enterprise Group, Inc.	281,747
3,103	SCANA Corp.	148,261
2,131	Sempra Energy^	230,553
844	Unitil Corp.	42,740
4,645	Vectren Corp.	334,347
4,178	WEC Energy Group, Inc.	289,368

		4,263,587

Oil, Gas & Consumable Fuels (3.8%):
7,900	Abraxas Petroleum Corp.*	8,611
332	Adams Resources & Energy, Inc.	12,852
5,292	Anadarko Petroleum Corp.	232,001
7,652	Antero Resources Corp.*^	71,852
6,173	Apache Corp.^	162,041
1,256	Arch Coal, Inc.^	104,235
1,149	Bonanza Creek Energy, Inc.*	23,750
4,519	Cabot Oil & Gas Corp.	101,000
275	California Resources Corp.*^	4,686
15,767	Callon Petroleum Co.*^	102,328
7,100	Carrizo Oil & Gas, Inc.*^	80,159
6,243	Centennial Resources Development*^	68,798
5,373	Cheniere Energy, Inc.*	318,028
26,735	Chesapeake Energy Corp.*	56,144
20,054	Chevron Corp.	2,181,675
1,737	Cimarex Energy Co.	107,086
7,534	Clean Energy Fuel Corp.*	12,958
3,508	Cloud Peak Energy, Inc.*^	1,285
6,619	CNX Resources Corp.*	75,589
3,437	Concho Resources, Inc.*	353,289
15,410	ConocoPhillips Co.	960,814
1,244	CONSOL Energy, Inc.*	39,447
1,423	Contango Oil & Gas Co.*^	4,625
1,170	Continental Resources, Inc.*	47,022
2,823	CVR Energy, Inc.	97,337
5,134	Delek US Holdings, Inc.	166,906
35,565	Denbury Resources, Inc.*	60,816
7,602	Devon Energy Corp.	171,349
8,860	DHT Holdings, Inc.^	34,731
3,772	Diamondback Energy, Inc.	349,664
107	Dorian LPG, Ltd.*	624
15,555	Eclipse Resources Corp.*	16,333
5,391	Enlink Midstream LLC^	51,161
7,378	EOG Resources, Inc.	643,435
8,400	EP Energy Corp., Class A*	5,880
3,515	EQT Corp.	66,398
2,812	Equitrans Midstream Corp.*	56,296
5,493	Extraction Oil & Gas, Inc.*	23,565
54,022	Exxon Mobil Corp.	3,683,759
4,505	Gaslog, Ltd.^	74,153

See accompanying notes to the financial statements.

19

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
2,514	Green Plains Renewable Energy, Inc.^	$32,959
8,600	Gulfport Energy Corp.*^	56,330
5,897	Halcon Resources Corp.*^	10,025
2,222	Hallador Energy Co.	11,266
5,198	Hess Corp.	210,519
10,617	HighPoint Resources Corp.*	26,436
8,952	HollyFrontier Corp.	457,626
1,180	International Seaways, Inc.*	19,871
23,597	Kinder Morgan, Inc.	362,922
17,233	Kosmos Energy, Ltd.*	70,138
12,195	Laredo Petroleum Holdings, Inc.*^	44,146
14,759	Marathon Oil Corp.	211,644
17,760	Marathon Petroleum Corp.	1,048,018
6,316	Matador Resources Co.*^	98,087
6,993	Murphy Oil Corp.	163,566
6,701	Newfield Exploration Co.*	98,237
7,953	Noble Energy, Inc.	149,198
11,184	Oasis Petroleum, Inc.*^	61,848
11,152	Occidental Petroleum Corp.	684,510
6,386	ONEOK, Inc.	344,525
2,263	Pacific Ethanol, Inc.*	1,948
1,401	Panhandle Oil & Gas, Inc., Class A	21,716
1,717	PAR Pacific Holdings, Inc.*	24,347
5,375	Parsley Energy, Inc., Class A*	85,893
6,440	PBF Energy, Inc., Class A	210,395
3,182	PDC Energy, Inc.*	94,696
4,173	Peabody Energy Corp.	127,193
3,770	Phillips 66	324,786
2,484	Pioneer Natural Resources Co.	326,696
6	PrimeEnergy Corp.*	416
11,578	QEP Resources, Inc.*	65,184
4,715	Range Resources Corp.^	45,123
3,344	Renewable Energy Group, Inc.*^	85,941
374	REX American Resources Corp.*	25,473
1,820	Ring Energy, Inc.*	9,246
11,997	Scorpio Tankers, Inc.^	21,115
3,967	SemGroup Corp., Class A^	54,665
5,342	Ship Finance International^	56,251
6,397	SM Energy Co.	99,026
11,084	Southwestern Energy Co.*	37,796
11,996	SRC Energy, Inc.*	56,381
2,144	Talos Energy, Inc.*	34,990
3,165	Targa Resources Corp.	114,003
6,407	Teekay Shipping Corp.^	21,399
3,637	Ultra Petroleum Corp.*	2,764
7,754	Valero Energy Corp.	581,317
6,207	Whiting Petroleum Corp.*	140,837
2,629	Wildhorse Resource Development Corp.*	37,095
6,939	Williams Cos., Inc. (The)	153,005
4,114	World Fuel Services Corp.	88,081
13,673	WPX Energy, Inc.*	155,189

		17,897,520

Paper & Forest Products (0.1%):
2,511	Boise Cascade Co.	59,887
1,659	Clearwater Paper Corp.*	40,430
3,283	Domtar Corp.	115,332
7,047	Louisiana-Pacific Corp.	156,585

Shares		Fair Value
Common Stocks, continued
Paper & Forest Products, continued
5,575	Mercer International, Inc.	$58,203
1,286	Neenah Paper, Inc.	75,771
700	P.H. Glatfelter Co.^	6,832
5,870	Resolute Forest Products	46,549
1,565	Schweitzer-Mauduit International, Inc.	39,203
2,251	Verso Corp.*	50,422

		649,214

Personal Products (0.4%):
22,998	Avon Products, Inc.*	34,957
9,981	Coty, Inc., Class A^	65,475
2,453	Edgewell Personal Care Co.*	91,620
4,081	Estee Lauder Co., Inc. (The), Class A	530,939
5,910	Herbalife, Ltd.*^	348,395
1,355	Inter Parfums, Inc.	88,847
923	Medifast, Inc.	115,393
1,236	Natures Sunshine Products, Inc.*	10,073
3,177	Nu Skin Enterprises, Inc., Class A	194,845
2,385	Revlon, Inc.*	60,078
340	United-Guardian, Inc.	6,236
1,364	Usana Health Sciences, Inc.*	160,584

		1,707,442

Pharmaceuticals (3.7%):
4,368	Akorn, Inc.*	14,808
3,430	Allergan plc	458,454
2,984	Amneal Pharmaceuticals, Inc.*^	40,374
2,003	Amphastar Pharmaceuticals, Inc.*^	39,860
900	ANI Pharmaceuticals, Inc.*	40,518
12,668	Bristol-Myers Squibb Co.	658,483
6,427	Catalent, Inc.*	200,394
4,376	Corcept Therapeutics, Inc.*^	58,463
1,468	Cumberland Pharmaceuticals, Inc.*	9,248
1,054	Cymabay Therapeutics, Inc.*	8,295
13,932	Eli Lilly & Co.	1,612,211
8,827	Endo International plc*	64,437
5,527	Horizon Pharma plc*	107,998
3,292	Innoviva, Inc.*^	57,445
2,219	Intra-Cellular Therapies, Inc.*	25,274
1,011	Jazz Pharmaceuticals plc*	125,324
40,142	Johnson & Johnson Co.	5,180,324
2,281	Lannett Co., Inc.*^	11,314
42	Lipocine, Inc.*	55
4,828	Mallinckrodt plc*	76,282
36,994	Merck & Co., Inc.	2,826,712
3,816	Mylan NV*	104,558
1,317	Otonomy, Inc.*	2,436
2,153	Perrigo Co. plc	83,429
98,421	Pfizer, Inc.	4,296,076
793	Phibro Animal Health Corp., Class A	25,503
2,480	Prestige Brands Holdings, Inc.*^	76,582
1,789	Supernus Pharmaceuticals, Inc.*^	59,431
923	Taro Pharmaceutical Industries, Ltd.	78,123
9,791	Zoetis, Inc.	837,522
2,097	Zogenix, Inc.*^	76,457

		17,256,390

Professional Services (0.7%):
3,098	ASGN, Inc.*	168,841
494	Barrett Business Services, Inc.	28,282

See accompanying notes to the financial statements.

20

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Professional Services, continued
3,154	CBIZ, Inc.*	$62,134
304	CoStar Group, Inc.*	102,551
456	CRA International, Inc.	19,403
1,775	Dun & Bradstreet Corp.	253,364
3,281	Equifax, Inc.	305,560
2,728	Exponent, Inc.	138,337
825	Forrester Research, Inc.	36,878
2,551	FTI Consulting, Inc.*	169,999
1,205	Heidrick & Struggles International, Inc.	37,584
466	Hill International, Inc.*	1,435
1,763	Huron Consulting Group, Inc.*	90,460
1,472	ICF International, Inc.	95,356
3,095	InnerWorkings, Inc.*^	11,575
1,948	Insperity, Inc.	181,865
2,223	Kelly Services, Inc., Class A	45,527
2,263	Kforce, Inc.	69,972
2,258	Korn/Ferry International	89,281
3,573	ManpowerGroup, Inc.	231,530
659	Mistras Group, Inc.*	9,476
3,651	Navigant Consulting, Inc.	87,807
7,090	Nielsen Holdings plc	165,410
2,125	Resources Connection, Inc.	30,175
3,340	Robert Half International, Inc.	191,048
2,853	TransUnion	162,050
2,994	TriNet Group, Inc.*	125,598
2,213	Trueblue, Inc.*	49,239
4,020	Verisk Analytics, Inc.*	438,341
840	Volt Information Sciences, Inc.*	1,806
1,028	Wageworks, Inc.*	27,920
633	Willdan Group, Inc.*^	22,142

		3,450,946

Real Estate Management & Development (0.3%):
400	Altisource Portfolio Solutions*	8,996
10,433	CBRE Group, Inc., Class A*	417,737
339	Consolidated-Tomoka Land Co.	17,798
279	Forestar Group, Inc.*	3,864
232	FRP Holdings, Inc.*	10,674
318	Griffin Industrial Realty, Inc.	10,144
2,632	HFF, Inc., Class A	87,277
1,280	Howard Hughes Corp. (The)*	124,954
1,295	Jones Lang LaSalle, Inc.	163,947
5,360	Kennedy-Wilson Holdings, Inc.	97,391
2,112	Marcus & Millichap, Inc.*	72,505
6,929	Newmark Group, Inc.	55,571
997	Rafael Holdings, Inc., Class B*	7,906
988	RE/MAX Holdings, Inc., Class A	30,381
7,526	Realogy Holdings Corp.^	110,482
1,447	Tejon Ranch Co.*	23,991
1,038	The RMR Group, Inc., Class A	55,097
3,157	The St. Joe Co.*^	41,578

		1,340,293

Road & Rail (1.3%):
566	AMERCO, Inc.	185,710
1,475	ArcBest Corp.	50,534
3,967	Avis Budget Group, Inc.*	89,178
1,699	Covenant Transportation Group, Inc., Class A*	32,621
13,194	CSX Corp.	819,743

Shares		Fair Value
Common Stocks, continued
Road & Rail, continued
1,672	Genesee & Wyoming, Inc., Class A*	$123,761
4,879	Heartland Express, Inc.^	89,286
4,231	Hertz Global Holdings, Inc.*^	57,753
3,215	J.B. Hunt Transport Services, Inc.	299,124
3,063	Kansas City Southern	292,363
3,490	Knight-Swift Transportation Holdings, Inc.^	87,494
2,480	Landstar System, Inc.	237,262
2,223	Marten Transport, Ltd.	35,990
6,083	Norfolk Southern Corp.	909,652
2,720	Old Dominion Freight Line, Inc.	335,893
400	P.A.M. Transportation SVCS*	15,764
2,916	Roadrunner Transportation System, Inc.*	1,447
3,706	Ryder System, Inc.	178,444
1,912	Saia, Inc.*	106,728
12,859	Union Pacific Corp.	1,777,499
2,010	Universal Truckload Services, Inc.	36,361
1,023	USA Truck, Inc.*^	15,314
4,896	Werner Enterprises, Inc.^	144,628
1,829	YRC Worldwide, Inc.*^	5,761

		5,928,310

Semiconductors & Semiconductor Equipment (3.6%):
2,441	Advanced Energy Industries, Inc.*	104,792
10,055	Advanced Micro Devices, Inc.*^	185,615
2,031	Alpha & Omega Semiconductor, Ltd.*	20,696
1,392	Ambarella, Inc.*	48,692
17,158	Amkor Technology, Inc.*	112,556
2,339	Analog Devices, Inc.	200,756
16,074	Applied Materials, Inc.	526,263
1,615	Axcelis Technologies, Inc.*	28,747
1,701	AXT, Inc.*^	7,399
3,701	Broadcom, Inc.	941,090
3,367	Brooks Automation, Inc.	88,148
997	Cabot Microelectronics Corp.	95,064
437	CEVA, Inc.*	9,653
3,276	Cirrus Logic, Inc.*^	108,698
2,261	Cohu, Inc.	36,334
3,350	Cree, Inc.*^	143,296
9,588	Cypress Semiconductor Corp.	121,959
3,151	Diodes, Inc.*	101,651
7,419	Entegris, Inc.	206,953
3,383	First Solar, Inc.*^	143,625
3,971	FormFactor, Inc.*	55,951
1,314	GSI Technology, Inc.*	6,754
975	Inphi Corp.*^	31,346
3,317	Integrated Device Technology, Inc.*	160,642
94,998	Intel Corp.	4,458,257
4,648	KLA-Tencor Corp.	415,950
2,537	Kulicke & Soffa Industries, Inc.	51,425
2,529	Lam Research Corp.	344,374
4,922	Lattice Semiconductor Corp.*	34,060
740	MA-COM Technology Solutions Holdings, Inc.*	10,737
11,227	Marvell Technology Group, Ltd.	181,765
5,668	Maxim Integrated Products, Inc.	288,218
3,353	MaxLinear, Inc., Class A*	59,013
3,257	Microchip Technology, Inc.^	234,243
32,552	Micron Technology, Inc.*	1,032,875
2,866	MKS Instruments, Inc.	185,172

See accompanying notes to the financial statements.

21

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
793	Monolithic Power Systems, Inc.	$92,186
1,348	Nanometrics, Inc.*^	36,841
1,500	Neophotonics Corp.*	9,720
150	NVE Corp.^	13,131
9,799	NVIDIA Corp.	1,308,167
14,154	ON Semiconductor Corp.*	233,683
1,438	PDF Solutions, Inc.*^	12,122
5,010	Photronics, Inc.*	48,497
1,260	Power Integrations, Inc.^	76,835
1,918	Qorvo, Inc.*	116,480
6,173	QUALCOMM, Inc.	351,305
8,280	Rambus, Inc.*	63,508
1,554	Rudolph Technologies, Inc.*	31,810
2,464	Semtech Corp.*	113,024
867	Silicon Laboratories, Inc.*	68,328
5,510	Skyworks Solutions, Inc.	369,280
754	SMART Global Holdings, Inc.*^	22,394
2,143	Solaredge Technologies, Inc.*^	75,219
2,209	Synaptics, Inc.*^	82,197
4,497	Teradyne, Inc.	141,116
19,651	Texas Instruments, Inc.	1,857,021
1,678	Ultra Clean Holdings, Inc.*	14,213
782	Universal Display Corp.^	73,172
3,598	Veeco Instruments, Inc.*	26,661
4,855	Versum Materials, Inc.	134,581
5,209	Xilinx, Inc.	443,651
3,667	Xperi Corp.^	67,436

		16,665,347

Software (4.6%):
3,116	ACI Worldwide, Inc.*	86,220
5,352	Adobe Systems, Inc.*	1,210,836
1,009	American Software, Inc., Class A	10,544
988	ANSYS, Inc.*	141,225
3,599	Aspen Technology, Inc.*	295,766
1,764	Autodesk, Inc.*	226,868
2,272	Aware, Inc.*	8,202
1,769	Blackbaud, Inc.^	111,270
794	Bottomline Technologies, Inc.*	38,112
6,502	Cadence Design Systems, Inc.*	282,707
3,648	CDK Global, Inc.	174,666
4,211	Citrix Systems, Inc.	431,459
505	CommVault Systems, Inc.*	29,840
1,380	Ebix, Inc.	58,733
699	Ellie Mae, Inc.*^	43,918
990	Envestnet, Inc.*^	48,698
1,083	Evolving Systems, Inc.*	1,283
1,055	Fair Isaac Corp.*	197,285
1,784	FireEye, Inc.*	28,919
1,444	Fortinet, Inc.*	101,701
977	Globant SA*	55,025
1,126	Guidewire Software, Inc.*	90,339
385	HubSpot, Inc.*	48,406
5,148	Intuit, Inc.	1,013,384
2,946	j2 Global, Inc.^	204,393
1,431	LogMeIn, Inc.^	116,727
2,898	Manhattan Associates, Inc.*^	122,788
111,164	Microsoft Corp.	11,290,928

Shares		Fair Value
Common Stocks, continued
Software, continued
430	MicroStrategy, Inc., Class A*	$54,933
1,803	Monotype Imaging Holdings, Inc.	27,983
600	New Relic, Inc.*	48,582
8,426	Nuance Communications, Inc.*	111,476
1,722	OneSpan, Inc.*	22,300
29,456	Oracle Corp.	1,329,938
2,127	Paycom Software, Inc.*	260,451
963	Pegasystems, Inc.	46,060
2,433	Progress Software Corp.	86,347
393	PTC, Inc.*	32,580
1,224	Qualys, Inc.*	91,482
752	Qumu Corp.*	1,429
2,745	RealNetworks, Inc.*	6,341
1,867	RealPage, Inc.*^	89,971
3,102	Red Hat, Inc.*	544,835
737	Rubicon Project, Inc.*	2,749
2,640	Salesforce.com, Inc.*	361,601
1,200	Sapiens International Corp. NV	13,236
2,393	SeaChange International, Inc.*	3,015
574	ServiceNow, Inc.*	102,201
967	Splunk, Inc.*	101,390
4,018	SS&C Technologies Holdings, Inc.	181,252
2,577	Symantec Corp.	48,692
2,279	Synchronoss Technologies, Inc.*^	13,993
1,545	Synopsys, Inc.*	130,151
766	Tableau Software, Inc., Class A*	91,920
3,390	Telaria, Inc.*	9,255
454	The Trade Desk, Inc.*^	52,691
7,428	TiVo Corp.	69,897
547	Tyler Technologies, Inc.*	101,644
200	Ultimate Software Group, Inc. (The)*	48,974
2,230	Verint Systems, Inc.*	94,351
742	VMware, Inc., Class A	101,750
494	Workday, Inc., Class A*	78,882

		20,832,594

Specialty Retail (3.4%):
3,417	Aaron’s, Inc.	143,685
4,015	Abercrombie & Fitch Co., Class A^	80,501
2,444	Advance Auto Parts, Inc.	384,832
13,744	American Eagle Outfitters, Inc.	265,672
492	America’s Car Mart, Inc.*	35,645
1,809	Asbury Automotive Group, Inc.*	120,588
9,258	Ascena Retail Group, Inc.*^	23,238
2,292	At Home Group, Inc.*	42,769
5,934	AutoNation, Inc.*	211,844
600	AutoZone, Inc.*	503,004
3,164	Barnes & Noble Education, Inc.*	12,688
5,007	Barnes & Noble, Inc.^	35,500
9,785	Bed Bath & Beyond, Inc.^	110,766
5,789	Best Buy Co., Inc.	306,585
1,657	Big 5 Sporting Goods Corp.^	4,292
1,519	Boot Barn Holdings, Inc.*^	25,869
583	Build-A-Bear Workshop, Inc.*	2,303
1,808	Burlington Stores, Inc.*	294,107
1,772	Caleres, Inc.	49,315
6,188	CarMax, Inc.*^	388,173
1,987	Cato Corp., Class A^	28,354

See accompanying notes to the financial statements.

22

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
7,822	Chico’s FAS, Inc.^	$43,960
988	Children’s Place Retail Stores, Inc. (The)	89,009
881	Citi Trends, Inc.	17,964
1,572	Conn’s, Inc.*	29,648
1,097	Destination Maternity Corp.*	3,115
2,864	Destination XL Group, Inc.*^	6,215
4,900	Dick’s Sporting Goods, Inc.^	152,880
3,425	DSW, Inc., Class A	84,598
6,313	Express, Inc.*^	32,259
2,499	Five Below, Inc.*	255,698
6,511	Foot Locker, Inc.	346,385
2,397	Francesca’s Holdings Corp.*^	2,327
3,938	GameStop Corp., Class A^	49,698
16,270	Gap, Inc. (The)^	419,115
1,571	Genesco, Inc.*	69,595
1,200	Group 1 Automotive, Inc.^	63,264
4,368	Guess?, Inc.	90,723
1,166	Haverty Furniture Cos., Inc.^	21,897
1,874	Hibbett Sports, Inc.*^	26,798
21,779	Home Depot, Inc. (The)	3,742,067
1,036	Kirkland’s, Inc.*^	9,873
4,361	L Brands, Inc.	111,947
1,518	Lithia Motors, Inc., Class A	115,869
16,503	Lowe’s Cos., Inc.	1,524,217
1,427	MarineMax, Inc.*^	26,128
7,372	Michaels Cos., Inc. (The)*^	99,817
1,920	Monro Muffler Brake, Inc.^	132,000
2,552	Murphy U.S.A., Inc.*^	195,585
1,200	National Vision Holdings, Inc.*	33,804
25,092	Office Depot, Inc.	64,737
1,773	O’Reilly Automotive, Inc.*	610,497
5,666	Party City Holdco, Inc.*^	56,547
3,939	Penske Automotive Group, Inc.^	158,820
170	Pier 1 Imports, Inc.^	52
900	Rent-A-Center, Inc.*	14,571
1,042	Restoration Hardware, Inc.*	124,852
7,685	Ross Stores, Inc.	639,392
4,842	RTW Retailwinds, Inc.*^	13,703
5,608	Sally Beauty Holdings, Inc.*^	95,616
600	Shoe Carnival, Inc.^	20,106
3,863	Signet Jewelers, Ltd.	122,728
2,056	Sleep Number Corp.*^	65,237
3,293	Sonic Automotive, Inc., Class A^	45,312
1,606	Sportsman’s Warehouse Holdings, Inc.*	7,034
289	Tandy Leather Factory, Inc.*	1,642
2,860	The Tile Shop Holdings, Inc.^	15,673
3,992	Tiffany & Co.	321,396
854	Tilly’s, Inc.	9,274
27,742	TJX Cos., Inc. (The)	1,241,177
3,647	Tractor Supply Co.	304,306
1,946	Ulta Salon, Cosmetics & Fragrance, Inc.*	476,459
8,221	Urban Outfitters, Inc.*	272,937
1,993	Vitamin Shoppe, Inc.*	9,447
5,095	Williams-Sonoma, Inc.	257,043
285	Winmark Corp.	45,315
2,204	Zumiez, Inc.*^	42,251

		15,902,309

Shares		Fair Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals (3.5%):
6,315	3D Systems Corp.*	$64,224
86,321	Apple, Inc.	13,616,276
728	Astro-Med, Inc.	13,650
2,354	Avid Technology, Inc.*^	11,182
2,472	Cray, Inc.*^	53,370
3,700	Dell Technologies, Inc., Class C*	180,819
2,278	Diebold, Inc.	5,672
3,516	Electronics for Imaging, Inc.*^	87,197
13,649	Hewlett Packard Enterprise Co.	180,303
22,329	HP, Inc.	456,851
7,166	NCR Corp.*^	165,391
9,540	NetApp, Inc.	569,252
2,304	Pure Storage, Inc., Class A*	37,048
8,455	Seagate Technology plc	326,278
2,522	Stratasys, Ltd.*	45,421
2,313	Super Micro Computer, Inc.*	31,919
6,156	Western Digital Corp.	227,587
7,974	Xerox Corp.	157,566

		16,230,006

Textiles, Apparel & Luxury Goods (1.0%):
2,618	Carter’s, Inc.^	213,681
1,828	Columbia Sportswear Co.	153,717
4,393	Crocs, Inc.*	114,130
810	Culp, Inc.	15,309
1,758	Deckers Outdoor Corp.*	224,936
3,440	Fossil Group, Inc.*	54,111
2,480	G-III Apparel Group, Ltd.*	69,167
11,489	Hanesbrands, Inc.^	143,957
3,598	Lululemon Athletica, Inc.*	437,553
5,725	Michael Kors Holdings, Ltd.*	217,092
1,551	Movado Group, Inc.	49,043
20,970	Nike, Inc., Class B	1,554,717
1,259	Oxford Industries, Inc.	89,439
1,151	PVH Corp.	106,985
1,477	Ralph Lauren Corp.	152,810
570	Rocky Brands, Inc.	14,820
3,577	Sequential Brands Group, Inc.*	2,862
7,159	Skechers U.S.A., Inc., Class A*	163,870
2,686	Steven Madden, Ltd.	81,278
700	Superior Uniform Group, Inc.	12,355
8,939	Tapestry, Inc.	301,691
3,746	Under Armour, Inc., Class C*^	60,573
1,027	Unifi, Inc.*	23,457
802	Vera Bradley, Inc.*	6,873
5,997	VF Corp.	427,826
3,237	Wolverine World Wide, Inc.	103,228

		4,795,480

Thrifts & Mortgage Finance (0.5%):
4,484	Axos Financial, Inc.*^	112,907
1,591	BankFinancial Corp.	23,785
4,285	Beneficial Bancorp, Inc.	61,233
311	BSB Bancorp, Inc.*	8,727
7,721	Capitol Federal Financial, Inc.	98,597
2,791	Dime Community Bancshares	47,391
855	ESSA Bancorp, Inc.	13,347
4,321	Essent Group, Ltd.*	147,692
403	Federal Agricultural Mortgage Corp.	24,357

See accompanying notes to the financial statements.

23

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Thrifts & Mortgage Finance, continued
408	First Capital, Inc.	$16,206
1,544	First Defiance Financial Corp.	37,843
3,346	Flagstar Bancorp, Inc.*	88,334
8	Greene County Bancorp, Inc.	249
155	Hingham Institution for Savings	30,650
1,670	HomeStreet, Inc.*	35,454
687	HopFed Bancorp, Inc.	9,130
413	IF Bancorp, Inc.	8,310
966	Impac Mortgage Holdings, Inc.*	3,651
5,948	Kearny Financial Corp.	76,253
1,249	Kentucky First Federal Bancorp	8,631
750	Lake Shore Bancorp, Inc.	11,100
194	LendingTree, Inc.*^	42,597
3,570	Meridian Bancorp, Inc.	51,122
1,452	Meta Financial Group, Inc.	28,154
19,071	MGIC Investment Corp.*	199,482
3,118	Mr Cooper Group, Inc.*^	36,387
7,598	New York Community Bancorp, Inc.	71,497
3,378	NMI Holdings, Inc., Class A*	60,297
1,311	Northeast Community Bancorp, Inc.	14,552
2,984	Northfield Bancorp, Inc.	40,433
5,417	Northwest Bancshares, Inc.^	91,764
3,167	Oceanfirst Financial Corp.^	71,289
503	Oconee Federal Financial Corp.^	12,525
6,975	Ocwen Financial Corp.*	9,347
3,358	Oritani Financial Corp.^	49,531
1,218	PennyMac Financial Services, Inc.	25,895
679	Provident Financial Holdings, Inc.	10,525
4,874	Provident Financial Services, Inc.	117,610
6,456	Radian Group, Inc.	105,620
420	Riverview Bancorp, Inc.	3,058
967	SI Financial Group, Inc.	12,310
561	Southern Missouri Bancorp, Inc.	19,018
733	Territorial Bancorp, Inc.	19,043
5,881	TFS Financial Corp.	94,861
7,273	TrustCo Bank Corp.	49,893
2,800	United Community Financial Corp.	24,780
3,669	United Financial Bancorp, Inc.	53,934
3,136	Washington Federal, Inc.	83,763
2,036	Waterstone Financial, Inc.	34,123
2,381	Wawlker & Dunlop, Inc.	102,978
1,498	Western New England BanCorp, Inc.^	15,040
1,534	WSFS Financial Corp.	58,154

		2,473,429

Tobacco (0.8%):
38,620	Altria Group, Inc.	1,907,442
21,928	Philip Morris International, Inc.	1,463,913
1,284	Universal Corp.	69,529
8,071	Vector Group, Ltd.	78,531

		3,519,415

Trading Companies & Distributors (0.8%):
6,679	Air Lease Corp.	201,773
4,508	Aircastle, Ltd.	77,718
1,994	Applied Industrial Technologies, Inc.	107,556
2,840	Beacon Roofing Supply, Inc.*	90,085
3,866	BMC Stock Holdings, Inc.*	59,846

Shares		Fair Value
Common Stocks, continued
Trading Companies & Distributors, continued
1,592	CAI International, Inc.*	$36,982
644	DXP Enterprises, Inc.*	17,929
7,381	Fastenal Co.^	385,952
876	GATX Corp.^	62,030
2,334	Gms, Inc.*	34,683
3,600	H&E Equipment Services, Inc.	73,512
6,084	HD Supply Holdings, Inc.*	228,272
2,167	Herc Holdings, Inc.*	56,320
1,307	Huttig Building Products, Inc.*	2,353
1,554	Kaman Corp., Class A^	87,164
5,217	MRC Global, Inc.*^	63,804
2,233	MSC Industrial Direct Co., Inc., Class A	171,762
2,582	Nexeo Solutions, Inc.*	22,179
5,453	NOW, Inc.*^	63,473
1,902	Rush Enterprises, Inc., Class A	65,581
2,034	Systemax, Inc.	48,592
2,654	Textainer Group Holdings, Ltd.*^	26,434
651	Titan Machinery, Inc.*	8,561
1,007	TransAct Technologies, Inc.*	19,153
3,334	Triton International, Ltd.	103,587
2,958	United Rentals, Inc.*	303,284
5,034	Univar, Inc.*	89,303
1,184	Veritiv Corp.*^	29,564
2,033	W.W. Grainger, Inc.^	574,038
902	Watsco, Inc.	125,504
84	Watsco, Inc., Class B	10,752
2,455	WESCO International, Inc.*	117,840

		3,365,586

Transportation Infrastructure (0.0%)†:
2,859	Macquarie Infrastructure Corp.	104,525

Water Utilities (0.2%):
1,727	American States Water Co.^	115,778
2,774	American Water Works Co., Inc.	251,796
5,012	Aqua America, Inc.^	171,360
491	Artesian Resources Corp.	17,121
2,491	California Water Service Group	118,721
665	Connecticut Water Service, Inc.	44,469
979	Middlesex Water Co.	52,230
669	Pure Cycle Corp.*	6,643
1,234	SJW Corp.	68,635
772	York Water Co. (The)	24,750

		871,503

Wireless Telecommunication Services (0.2%):
2,055	Boingo Wireless, Inc.*^	42,271
2,603	Shenandoah Telecommunications Co.	115,183
1,649	Spok Holdings, Inc.	21,866
15,850	Sprint Corp.*	92,247
4,354	Telephone & Data Systems, Inc.	141,679
7,271	T-Mobile US, Inc.*	462,508
1,695	United States Cellular Corp.*	88,089

		963,843

Total Common Stocks (Cost $412,047,161)		461,441,768

Rights (0.0%)†:
Chemicals (0.0%)†:
2,215	Schulman, Inc. CVR, Expires on 12/31/49*	3,173

See accompanying notes to the financial statements.

24

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Rights, continued
Diversified Financial Services (0.0%)†:
2,411	NewStar Financial, Inc. CVR, Expires on 12/31/49*	$626

Media (0.0%)†:
9,820	Media General, Inc. CVR, Expires on 12/31/49	982

Total Rights (Cost $4,345)		4,781

Unaffiliated Investment Company (0.3%):
1,570,004	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 2.20%(a)	1,570,004

Total Unaffiliated Investment Company (Cost $1,570,004)		1,570,004

Short-Term Securities Held as Collateral for Securities on Loan (6.8%)(b)
Floating Rate Notes (0.3%)
685,000	HSBC Bank USA NA, 2.71%, 2/1/19	685,000
800,000	Societe Generale SA, 2.70%, 1/28/19	800,000

		1,485,000

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Short-Term Securities Held as Collateral for Securities on Loan, continued
Repurchase Agreements (1.6%)
7,315,730	RBC Dominion Securities Inc., 3.02%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $7,316,957, Collateralized by U.S. Government Agency Obligations, 3.00% - 7.00%, 10/1/25 - 10/20/48, fair value of $7,462,045	$7,315,730

Miscellaneous Investments (4.9%)
22,574,581	Short-Term Investments(c)	22,574,581

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $31,375,311)		31,375,311

Total Investment Securities (Cost $444,996,821) —106.7%(d)		494,391,864
Net other assets (liabilities) — (6.7)%		(30,855,158)

Net Assets — 100.0%		$463,536,706

Percentages indicated are based on net assets as of December 31, 2018.

ADR—American Depositary Receipt

CVR—Contingency Valued Rights

*	Non-income producing security.

†	Represents less than 0.05%.

^	This security or a partial position of this security was on loan as of December 31, 2018. The total value of securities on loan as of December 31, 2018, was $30,797,523.

(a)	The rate represents the effective yield at December 31, 2018.

(b)

Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(c)

Represents various short-term investments purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

25

AZL DFA U.S. Core Equity Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investment securities, at cost	$444,996,821

Investment securities, at value(a)	$494,391,864
Cash	442,119
Interest and dividends receivable	501,491
Reclaims receivable	3,897
Prepaid expenses	6,230

Total Assets	495,345,601

Liabilities:
Payable for investments purchased	94,182
Payable for collateral received on loaned securities	31,375,311
Manager fees payable	218,906
Administration fees payable	5,404
Distribution fees payable	101,345
Custodian fees payable	1,157
Administrative and compliance services fees payable	1,358
Transfer agent fees payable	385
Trustee fees payable	520
Other accrued liabilities	10,327

Total Liabilities	31,808,895

Net Assets	$463,536,706

Net Assets Consist of:
Paid in capital	$377,767,282
Total distributable earnings	85,769,424

Net Assets	$463,536,706

Shares of beneficial interest (unlimited number of shares authorized, no par value)	40,944,954
Net Asset Value (offering and redemption price per share)	$11.32

(a)	Includes securities on loan of $30,797,523.

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends	$9,885,092
Income from securities lending	205,242
Foreign withholding tax	(3,177)

Total Investment Income	10,087,157

Expenses:
Manager fees	4,395,698
Administration fees	156,808
Distribution fees	1,373,653
Custodian fees	18,957
Administrative and compliance services fees	8,579
Transfer agent fees	5,488
Trustee fees	27,159
Professional fees	24,652
Shareholder reports	6,084
Other expenses	12,922

Total expenses before reductions	6,030,000
Less expenses voluntarily waived/reimbursed by the Manager	(1,428,605)

Net expenses	4,601,395

Net Investment Income/(Loss)	5,485,762

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	30,756,695
Change in net unrealized appreciation/depreciation on securities	(69,335,803)

Net realized and Change in net unrealized gains/losses on investments	(38,579,108)

Change in Net Assets Resulting From Operations	$(33,093,346)

See accompanying notes to the financial statements.

26

AZL DFA U.S. Core Equity Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$5,485,762	$5,964,403
Net realized gains/(losses) on investments	30,756,695	15,378,569
Change in unrealized appreciation/depreciation on investments	(69,335,803)	87,380,355

Change in net assets resulting from operations	(33,093,346)	108,723,327

Distributions to Shareholders:(a)
Distributions	(21,156,078)	(7,868,323)

Change in net assets resulting from distributions to shareholders	(21,156,078)	(7,868,323)

Capital Transactions:
Proceeds from shares issued	9,663,472	7,612,367
Proceeds from dividends reinvested	21,156,078	7,868,323
Value of shares redeemed	(97,254,403)	(114,202,622)

Change in net assets resulting from capital transactions	(66,434,853)	(98,721,932)

Change in net assets	(120,684,277)	2,133,072
Net Assets:(a)
Beginning of period	584,220,983	582,087,911

End of period	$463,536,706	$584,220,983

Share Transactions:
Shares issued	753,910	661,904
Dividends reinvested	1,661,907	666,807
Shares redeemed	(7,270,508)	(9,741,917)

Change in shares	(4,854,691)	(8,413,206)

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in Notes to the Financial Statements.

See accompanying notes to the financial statements.

27

AZL DFA U.S. Core Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,			April 27, 2015 to December 31, 2015(a)
	2018	2017	2016

Net Asset Value, Beginning of Period	$12.76	$10.74	$9.49	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.16	0.15	0.13	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	(1.06)	2.04	1.21	(0.59)

Total from Investment Activities	(0.90)	2.19	1.34	(0.51)

Distributions to Shareholders From:
Net Investment Income	(0.15)	(0.14)	(0.09)	—
Net Realized Gains	(0.39)	(0.03)	—	—

Total Dividends	(0.54)	(0.17)	(0.09)	—

Net Asset Value, End of Period	$11.32	$12.76	$10.74	$9.49

Total Return(b)	(7.52)%	20.45%	14.25%	(5.10	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$463,537	$584,221	$582,088	$557,576
Net Investment Income/(Loss)(d)	1.00%	1.02%	1.24%	1.12%
Expenses Before Reductions(d)(e)	1.10%	1.10%	1.10%	1.12%
Expenses Net of Reductions(d)	0.84%	0.84%	0.84%	0.86%
Portfolio Turnover Rate	4%	2%	10%	12	%(c)

(a)	For the period April 27, 2015 (commencement of share class) to December 31, 2015.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

28

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 22 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA U.S. Core Equity Fund (the “Fund”), and 21 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

29

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2018

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2018 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested in short-term investments that have a remaining maturity of 397 days or less, similar to investments held in compliance with Rule 2a-7 under the 1940 Act. Included in short-term investments may be investments in overnight repurchase agreements that are collateralized at 102% with securities issued by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government, or other approved issuers. The securities purchased with cash collateral received are reflected in the Fund’s Schedule of Portfolio Investments under Short-Term Securities Held as Collateral for Securities on Loan. Short-term securities held as collateral for securities on loan are valued at amortized cost which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security. These are typically categorized as Level 2 in the fair value hierarchy, as defined in Note 4. Income earned on these investments is included in “Income from securities lending” on the Statement of Operations.

The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $117,621 during the year ended December 31, 2018. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $31,222,909 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2018. At December 31, 2018, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017

Distributions to Shareholders:
From net investment income	$(6,644,057)
From net realized gains	(1,224,266)

Change in net assets resulting from distributions to shareholders	$(7,868,323)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager

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AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2018

fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2020.

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL DFA U.S. Core Equity Fund	0.80%	1.20%

*	The Manager voluntarily reduced the management fee to 0.54% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $4,423 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

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AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2018

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stocks
Metals & Mining	$—	$—	$—	#	$—
Other Common Stocks+	461,441,768	—	—		461,441,768
Rights	—	4,781	—		4,781
Short-Term Securities Held as Collateral for Securities on Loan	—	31,375,311	—		31,375,311
Unaffiliated Investment Company	1,570,004	—	—		1,570,004

Total Investments	$463,011,772	$31,380,092	$—		$494,391,864

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2018.

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL DFA U.S. Core Equity Fund	$23,416,209	$102,393,960

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

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AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2018

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $ 444,926,610. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$101,728,299
Unrealized (depreciation)	(52,263,045)

Net unrealized appreciation/(depreciation)	$49,465,254

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA U.S. Core Equity Fund	$6,370,472	$14,785,606	$21,156,078

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA U.S. Core Equity Fund	$6,644,057	$1,224,266	$7,868,323

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL DFA U.S. Core Equity Fund	$5,561,013	$30,743,157	$—	$49,465,254	$85,769,424

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and other miscellaneous differences.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had an individual shareholder account which are affiliated with the Manager representing ownership in excess of 75% of the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL DFA U.S. Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL DFA U.S. Core Equity Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2018, the Fund declared net short-term capital gain distributions of $556,531.

During the year ended December 31, 2018, the Fund declared net long-term capital gain distributions of $14,785,606.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Agreements were approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the

37

Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the one-year period ended June 30, 2018, eight Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2018, 10 Funds were in the top 40%, three were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2018, five Funds were in the top 40%, three were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, the AZL Russell 1000 Value Index Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund, respectively, on September 12, 2018, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers.

For the AZL Russell 1000 Value Index Fund, the Board understood that the peer groups utilized for performance ranking by Lipper include both active and passive funds. The Board also understood that an index fund’s performance generally should be judged based upon how closely the Fund’s performance matches the performance of the Fund’s benchmark index. The Board quarterly receives information regarding index attribution (performance versus benchmark index) for the AZL Russell 1000 Value Index Fund, and the Board found the performance of the Fund by that measure to be satisfactory. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 22 Funds reviewed by the Board in the fall of 2018, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 22 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); (2) for the AZL BlackRock Global Allocation Fund, the AZL Enhanced Bond Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, although the management fee ranked below the 65th percentile, the Manager proposed increasing the temporary management fee waiver by one basis point due to lower subadvisory fees negotiated by the Manager; and (4) for the AZL Russell 1000 Value Index Fund, the AZL Russell 1000 Growth Fund, and the AZL MetWest Total Return Bond Fund, the Manager recommended increasing a temporary management fee waiver by one basis point for the Russell Funds and by five basis points for the MetWest Fund. Increasing the temporary management fee waivers effectively decreases the management fee paid by a fund.

38

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2017, were approximately $17.4 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for four Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

39

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

40

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

41

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL® DFA U.S. Small Cap Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA U.S. Small Cap Fund (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA U.S. Small Cap Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® DFA U.S. Small Cap Fund (the “Fund”) returned -12.64%. That compared to a -11.01% total return for its benchmark, the Russell 2000® Index1.

U.S. equities began the year rallying to record highs. However, concerns about U.S. trade protectionism, rising yields and fears of an overheated economy drove an increase in volatility near the end of the first quarter—annualized realized volatility in the S&P 500 Index2 was 19% for the quarter compared to just 6.6% for 2017. These factors dragged equity markets downwards despite strong employment data, relatively high consumer confidence and healthy macroeconomic data.

Strong U.S. economic data and corporate earnings powered mid-year gains, but those increases were offset by sharp declines in the energy and information technology sectors during the fourth quarter, when a decline in crude oil prices proved a major setback to the energy sector. Trade tensions and a possible slowdown in economic growth both weighed heavily on investor confidence.

The U.S. Federal Reserve Board raised interest rates four times in 2018 in response to improving economic conditions, but communicated a more hawkish tone for the coming year.

U.S. stocks had negative performance for the year. In general, large-cap stocks outperformed their small-cap counterparts for the period. Growth stocks outperformed value among both large- and small-cap companies. Stocks with lower relative prices and higher profitability underperformed stocks with higher relative prices and lower profitability in both the large- and small-cap segments.

The Fund underperformed its benchmark for the 12-month period. The Fund’s exclusion of stocks with the lowest profitability and highest relative price primarily drove underperformance, as those securities outperformed.*

The Fund’s general exclusion of real estate investment trusts3 (REITs) also hurt relative performance, as REITs outperformed the overall index during the period.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]

The Standard & Poor’s 500 Index is unmanaged and is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

[3]

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

1

AZL® DFA U.S. Small Cap Fund (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities of small-capitalization U.S. companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

	1 Year	3 Year	Since Inception (4/27/15)
AZL® DFA U.S. Small Cap Fund	-12.64%	6.55%	2.94%
Russell 2000® Index	-11.01%	7.36%	3.47%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA U.S. Small Cap Fund	1.16%

The above expense ratio is based on the current Fund prospectus dated May 1, 2018. The Manager voluntarily reduced the management fee to 0.70% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 2000® Index, which is an unmanaged market capitalization-weighted index comprised of the 2,000 smallest companies listed in the Russell 3000® Index, which contains the 3,000 largest companies in the U.S. based on market capitalization. The index does not reflect the deduction of fees associated with a mutual fund, such as investment fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA U.S. Small Cap Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA U.S. Small Cap Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL DFA U.S. Small Cap Fund	$1,000.00	$830.70	$4.71	1.02%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL DFA U.S. Small Cap Fund	$1,000.00	$1,020.06	$5.19	1.02%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Financials	21.4%

Industrials	20.5

Consumer Discretionary	15.3

Information Technology	12.1

Health Care	7.8

Materials	5.0

Utilities	4.8

Consumer Staples	4.3

Energy	3.8

Telecommunication Services	4.1

Real Estate	0.7

Total Common Stocks	99.8

Rights	— ^

Short-Term Securities Held as Collateral for Securities on Loan	19.4

Money Markets	0.2

Total Investment Securities	119.4

Net other assets (liabilities)	(19.4)

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks (99.8%):
Aerospace & Defense (1.6%):
1,397	AAR Corp.	$52,164
10,367	Aerojet Rocketdyne Holdings, Inc.*^	365,229
2,568	AeroVironment, Inc.*^	174,496
1,402	Air Industries Group, Inc.*	1,002
5,128	Arotech Corp.*	13,435
2,615	Astronics Corp.*	79,627
392	Astronics Corp., Class B*	11,921
4,266	Axon Enterprise, Inc.*	186,638
685	CPI Aerostructures, Inc.*	4,363
3,061	Cubic Corp.	164,498
766	Ducommun, Inc.*	27,821
3,343	Engility Holdings, Inc.*	95,142
1,175	Esterline Technologies Corp.*	142,704
3,376	Innovative Solutions & Support, Inc.*	7,444
11,071	Kratos Defense & Security Solutions, Inc.*^	155,990
4,348	Mercury Computer Systems, Inc.*^	205,617
4,347	Moog, Inc., Class A	336,806
947	National Presto Industries, Inc.	110,723
590	Sparton Corp.*	10,732
7,022	The KEYW Holding Corp.*^	46,977
4,541	Triumph Group, Inc.^	52,222
459	Vectrus, Inc.*	9,905
12,220	WESCO Aircraft Holdings, Inc.*	96,538

		2,351,994

Air Freight & Logistics (0.5%):
492	Air T, Inc.*	12,054
7,991	Air Transport Services Group, Inc.*	182,275
1,862	Atlas Air Worldwide Holdings, Inc.*	78,558
3,555	Echo Global Logistics, Inc.*	72,273
4,353	Forward Air Corp.	238,761
5,582	Hub Group, Inc.*	206,925
5,212	Radiant Logistics, Inc.*	22,151

		812,997

Airlines (0.5%):
2,342	Allegiant Travel Co.	234,715
7,320	Hawaiian Holdings, Inc.^	193,321
2,689	SkyWest, Inc.	119,580
4,325	Spirit Airlines, Inc.*	250,504

		798,120

Auto Components (1.9%):
3,195	Adient plc	48,117
12,952	American Axle & Manufacturing Holdings, Inc.*^	143,767
7,311	Cooper Tire & Rubber Co.^	236,365
2,216	Cooper-Standard Holding, Inc.*	137,658
11,599	Dana Holding Corp.	158,094
4,979	Dorman Products, Inc.*^	448,211
4,852	Fox Factory Holding Corp.*	285,638
5,653	Gentherm, Inc.*^	226,007
1,680	Horizon Global Corp.*	2,402
3,713	LCI Industries^	248,029
7,745	Modine Manufacturing Co.*	83,723
2,866	Motorcar Parts of America, Inc.*^	47,690
1,992	Shiloh Industries, Inc.*	11,613
3,444	Standard Motor Products, Inc.	166,793
3,162	Stoneridge, Inc.*	77,943
733	Strattec Security Corp.	21,110

Shares		Fair Value
Common Stocks, continued
Auto Components, continued
4,822	Tenneco, Inc.	$132,075
3,420	Tower International, Inc.	81,396
472	Veoneer, Inc.*	11,125
3,073	Visteon Corp.*^	185,240
4,313	VOXX International Corp.*^	17,079

		2,770,075

Automobiles (0.1%):
4,607	Winnebago Industries, Inc.	111,535

Banks (12.9%):
1,584	1st Constitution Bancorp	31,569
3,659	1st Source Corp.	147,604
2,359	Access National Corp.	50,317
410	ACNB Corp.	16,093
551	Allegiance Bancshares, Inc.*	17,836
1,339	American National Bankshares, Inc.	39,246
346	American River Bankshares	4,775
4,156	Ameris Bancorp	131,621
1,649	Ames National Corp.	41,918
1,757	Arrow Financial Corp.^	56,259
5,023	Associated Banc-Corp.	99,405
1,465	Atlantic Capital Bancshares, Inc.*	23,982
13	Auburn National Bancorp, Inc.	412
5,894	Banc of California, Inc.^	78,449
4,614	BancFirst Corp.	230,239
810	Bancorp of New Jersey, Inc.*	10,546
8,252	Bancorp, Inc. (The)*	65,686
11,527	BancorpSouth Bank^	301,316
2,653	Bank of Commerce Holdings	29,077
3,143	Bank of Hawaii Corp.^	211,587
2,190	Bank of Marin Bancorp	90,316
485	Bank of South Carolina Corp.	8,832
2,463	Bank OZK^	56,230
2,842	BankUnited, Inc.	85,089
3,835	Banner Corp.	205,096
2,449	Bar Harbor Bankshares	54,931
595	BCB Bancorp, Inc.	6,230
4,723	Berkshire Hills Bancorp, Inc.	127,379
1,025	Blue Hills BanCorp, Inc.	21,874
9,350	Boston Private Financial Holdings, Inc.	98,830
2,206	Bridge Bancorp, Inc.	56,231
10,018	Brookline Bancorp, Inc.	138,449
2,266	Bryn Mawr Bank Corp.	77,950
227	C&F Financial Corp.	12,079
524	Cadence Bancorp	8,793
1,274	California First National Bancorp	18,027
2,359	Camden National Corp.	84,853
2,242	Capital City Bank Group, Inc.	52,037
1,218	Carolina Financial Corp.	36,041
9,304	Cathay General Bancorp	311,962
10,318	Centerstate Banks, Inc.	217,091
5,261	Central Pacific Financial Corp.	128,105
1,141	Central Valley Community Bancorp	21,531
511	Century Bancorp, Inc.	34,610
2,631	Chemical Financial Corp.^	96,321
668	Chemung Financial Corp.	27,595
2,009	Citizens & Northern Corp.^	53,098
261	Citizens First Corp.	5,593

See accompanying notes to the financial statements.

4

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Banks, continued
718	Citizens Holding Co.	$14,927
2,264	City Holding Co.^	153,024
822	Civista Bancshares, Inc.	14,319
2,720	CNB Financial Corp.	62,424
81	Codorus Valley Bancorp, Inc.	1,721
56	Colony Bankcorp, Inc.	818
8,275	Columbia Banking System, Inc.	300,300
5,723	Community Bank System, Inc.^	333,650
3,296	Community Bankers Trust Corp.*	23,797
2,232	Community Trust Bancorp, Inc.	88,410
525	Community West Bancshares	5,266
4,062	ConnectOne Bancorp, Inc.	75,025
4,048	Customers Bancorp, Inc.*	73,674
15,555	CVB Financial Corp.^	314,677
130	DNB Financial Corp.	3,510
609	Eagle Bancorp Montana, Inc.	9,848
4,678	Eagle Bancorp, Inc.*	227,865
2,893	Enterprise Financial Services Corp.	108,864
300	Equity Bancshares, Inc.*	10,575
534	Evans Bancorp, Inc.	17,360
11,671	F.N.B. Corp.	114,843
2,582	Farmers National Banc Corp.	32,895
242	Fauquier Bankshares, Inc.	4,419
819	FCB Financial Holdings, Inc.*	27,502
3,915	Fidelity Southern Corp.	101,868
2,609	Financial Institutions, Inc.	67,051
28,440	First Bancorp	244,585
3,366	First Bancorp	109,934
2,165	First Bancorp, Inc.	56,940
965	First Bancshares, Inc. (The)	29,191
5,271	First Busey Corp.	129,350
940	First Business Financial Services, Inc.	18,339
3,144	First Commonwealth Financial Corp.	37,980
2,514	First Community Bankshares^	79,141
10,949	First Financial Bancorp	259,710
9,006	First Financial Bankshares, Inc.^	519,555
1,800	First Financial Corp.	72,270
1,717	First Financial Northwest, Inc.	26,562
2,578	First Foundation, Inc.*	33,153
5,182	First Hawaiian, Inc.	116,647
402	First Internet BanCorp	8,217
3,985	First Interstate BancSystem, Class A	145,692
5,491	First Merchants Corp.	188,177
320	First Mid-Illinois Bancshares, Inc.	10,214
11,327	First Midwest Bancorp, Inc.	224,388
3,897	First of Long Island Corp. (The)	77,745
28	First Savings Financial Group	1,454
234	First United Corp.	3,725
908	First US Bancshares, Inc.	7,219
3,766	Flushing Financial Corp.	81,082
601	Franklin Financial Network, Inc.*^	15,848
19,583	Fulton Financial Corp.^	303,144
3,270	German American Bancorp, Inc.	90,808
8,924	Glacier Bancorp, Inc.^	353,568
2,005	Great Southern Bancorp, Inc.	92,290
2,715	Great Western Bancorp, Inc.	84,844
1,393	Green BanCorp, Inc.	23,876

Shares		Fair Value
Common Stocks, continued
Banks, continued
3,376	Guaranty Bancorp	$70,052
2,686	Hancock Holding Co.	93,070
4,853	Hanmi Financial Corp.	95,604
846	Harborone BanCorp, Inc.*^	13,443
40	Hawthorn Bancshares, Inc.	841
3,598	Heartland Financial USA, Inc.^	158,132
3,957	Heritage Financial Corp.	117,602
5,806	Hertiage Commerce Corp.	65,840
15,083	Hilltop Holdings, Inc.	268,930
6,293	Home Bancshares, Inc.^	102,828
2,818	Hometrust Bancshares, Inc.	73,775
14,852	Hope BanCorp, Inc.	176,145
4,456	Horizon Bancorp	70,316
698	IBERIABANK Corp.	44,867
3,081	Independent Bank Corp.	216,625
3,196	Independent Bank Group, Inc.^	146,281
7,476	International Bancshares Corp.	257,174
8,851	Investors Bancorp, Inc.	92,050
6,091	Lakeland Bancorp, Inc.	90,208
3,599	Lakeland Financial Corp.^	144,536
821	Landmark Bancorp, Inc.	18,805
1,512	LCNB Corp.	22,907
4,935	LegacyTexas Financial Group, Inc.^	158,364
1,000	Limestone Bancorp, Inc.*	13,760
5,225	Macatawa Bank Corp.	50,265
1,048	Mackinac Financial Corp.^	14,305
5,099	MB Financial, Inc.	202,073
1,565	MBT Financial Corp.	14,555
2,659	Mercantile Bank Corp.	75,143
974	Midland States BanCorp, Inc.	21,759
1,441	MidWestone Financial Group, Inc.	35,780
892	MutualFirst Financial, Inc.	23,700
4,074	National Bank Holdings Corp.	125,764
1,069	National Bankshares, Inc.	38,944
647	National Commerce Corp.*	23,292
4,939	NBT Bancorp, Inc.	170,840
378	Nicolet Bankshares, Inc.*^	18,446
1,136	Northeast Bancorp^	19,005
657	Northrim Bancorp, Inc.	21,596
609	Norwood Financial Corp.	20,097
7,468	OFG Bancorp	122,923
183	Ohio Valley Banc Corp.	6,476
2,587	Old Line Bancshares, Inc.	68,090
17,586	Old National Bancorp	270,824
1,004	Old Point Financial Corp.	21,917
3,314	Old Second Bancorp, Inc.	43,082
1,805	Opus Bank	35,360
1,398	Orrstown Financial Services, Inc.	25,458
1,718	Pacific Mercantile Bancorp*	12,284
4,430	Pacific Premier Bancorp, Inc.*	113,054
2,159	PacWest Bancorp	71,852
2,017	Park National Corp.^	171,344
1,488	Parke Bancorp, Inc.^	27,848
2,884	Peapack-Gladstone Financial Corp.	72,619
968	Penns Woods Bancorp, Inc.	38,952
434	Peoples Bancorp of NC	10,616
3,066	Peoples Bancorp, Inc.	92,287

See accompanying notes to the financial statements.

5

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Banks, continued
452	People’s Utah BanCorp^	$13,628
997	Pinnacle Financial Partners, Inc.	45,962
773	Popular, Inc.	36,501
2,285	Preferred Bank Los Angeles^	99,055
1,193	Premier Financial Bancorp, Inc.	17,788
1,118	QCR Holdings, Inc.	35,877
5,547	Renasant Co.	167,408
2,499	Republic Bancorp, Inc., Class A	96,761
6,466	Republic First Bancorp, Inc.*	38,602
3,965	S & T Bancorp, Inc.	150,036
320	Salisbury Bancorp, Inc.	11,578
4,027	Sandy Spring Bancorp, Inc.	126,206
552	SB Financial Group, Inc.^	9,080
625	SB One BanCorp	12,775
4,737	Seacoast Banking Corp.*	123,257
1,252	Select Bancorp, Inc.*	15,500
3,209	ServisFirst Bancshares, Inc.^	102,271
2,325	Shore Bancshares, Inc.	33,806
2,333	Sierra Bancorp	56,062
10,700	Simmons First National Corp., Class A	258,191
4,213	South State Corp.	252,569
562	Southern First Bancshares, Inc.*	18,023
2,309	Southern National Bancorp	30,525
3,815	Southside Bancshares, Inc.^	121,126
88	Southwest Georgia Financial Corp.	1,785
4,328	State Bank Financial Corp.	93,442
14,724	Sterling Bancorp^	243,093
690	Stewardship Financial Corp.	6,279
3,509	Stock Yards Bancorp, Inc.^	115,095
682	Summit Financial Group, Inc.	13,169
1,203	Summit State Bank^	14,159
1,471	Synovus Financial Corp.	47,057
16,193	TCF Financial Corp.	315,601
1,640	Texas Capital Bancshares, Inc.*	83,788
2,166	Tompkins Financial Corp.	162,472
7,834	TowneBank^	187,624
3,566	TriCo Bancshares	120,495
4,406	Tristate Capital Holdings, Inc.*	85,741
598	Triumph BanCorp, Inc.*	17,761
7,744	Trustmark Corp.^	220,162
98	Two River Bancorp	1,495
3,397	UMB Financial Corp.^	207,115
1,749	Umpqua Holdings Corp.^	27,809
6,055	Union Bankshares Corp.	170,933
249	Union Bankshares, Inc.	11,890
450	United Bancshares, Inc.	8,730
4,192	United Bankshares, Inc.^	130,413
3,612	United Community Banks, Inc.	77,514
916	United Security Bancshares	8,775
42	Unity Bancorp, Inc.	872
3,568	Univest Corp.	76,962
12,867	Valley National Bancorp^	114,259
1,164	Veritex Holdings, Inc.*	24,886
2,567	Washington Trust Bancorp	122,010
127	Wellesley Bank^	3,523
6,318	WesBanco, Inc.	231,807
2,380	West Bancorp	45,434

Shares		Fair Value
Common Stocks, continued
Banks, continued
3,781	Westamerica Bancorp^	$210,526
1,398	Wintrust Financial Corp.	92,953

		19,118,311

Beverages (0.3%):
547	Boston Beer Co., Inc. (The), Class A*^	131,739
1,011	Coca-Cola Bottling Co. Consolidated	179,332
1,920	Craft Brewers Alliance, Inc.*	27,475
2,640	MGP Ingredients, Inc.^	150,612
1,846	Primo Water Corp.*	25,862
985	Willamette Valley Vineyards, Inc.*	6,787

		521,807

Biotechnology (1.1%):
838	Abeona Therapeutics, Inc.*	5,983
8,857	Achillion Pharmaceuticals, Inc.*	14,083
4,449	Acorda Therapeutics, Inc.*^	69,315
3,308	Adverum Biotechnologies, Inc.*	10,420
1,905	Alder Biopharmaceuticals, Inc.*^	19,526
1,397	AMAG Pharmaceuticals, Inc.*^	21,220
1,103	Applied Genetic Technologies Corp.*	2,746
3,846	Aptevo Therapeutics, Inc.*	4,884
3,101	Ardelyx, Inc.*	5,551
409	Atara Biotherapeutics, Inc.*	14,209
1,280	Biospecifics Technologies Corp.*	77,568
4,360	Calithera Biosciences, Inc.*	17,484
1,053	Catalyst Biosciences, Inc.*^	8,308
6,042	Celldex Theraputics, Inc.*	1,196
1,958	ChemoCentryx, Inc.*	21,362
4,691	Chimerix, Inc.*	12,056
1,046	Concert Pharmaceuticals, Inc.*	13,127
5,621	Emergent Biosolutions, Inc.*	333,214
2,302	Enanta Pharmaceuticals, Inc.*	163,051
2,224	Five Prime Therapeutics, Inc.*	20,683
589	Global Blood Therapeutics, Inc.*^	24,178
661	Glycomimetics Industries*^	6,260
3,792	Halozyme Therapeutics, Inc.*	55,477
592	ImmuCell Corp.*	4,037
2,265	Karyopharm Therapeutics, Inc.*^	21,223
2,769	Kindred Biosciences, Inc.*	30,321
742	Ligand Pharmaceuticals, Inc., Class B*	100,689
1,612	Macrogenics, Inc.*	20,472
3,803	Mimedx Group, Inc.*	6,807
927	Mirati Therapeutics, Inc.*	39,323
9,783	Myriad Genetics, Inc.*	284,392
19,735	OPKO Health, Inc.*	59,402
19,091	PDL BioPharma, Inc.*^	55,364
1,429	Pfenex, Inc.*	4,559
2,626	Prothena Corp. plc*^	27,048
1,357	Recro Pharma, Inc.*^	9,635
858	Repligen Corp.*	45,251
3,247	Retrophin, Inc.*	73,480
846	Sierra Oncology, Inc.*	1,117
1,670	Spectrum Pharmaceuticals, Inc.*^	14,613
1,000	Syndax Pharmaceuticals, Inc.*	4,450
905	Syros Pharmaceuticals, Inc.*	5,041
7,380	Trevena, Inc.*	3,173
6,962	Verastem, Inc.*^	23,392
3,399	Zafgen, Inc.*	16,825

		1,772,515

See accompanying notes to the financial statements.

6

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Building Products (1.7%):
7,376	AAON, Inc.^	$258,603
5,005	Advanced Drainage Systems, Inc.	121,371
2,533	American Woodmark Corp.*	141,037
4,114	Apogee Enterprises, Inc.^	122,803
3,226	Armstrong Flooring, Inc.*	38,196
6,018	Armstrong World Industries, Inc.	350,308
14,981	Builders FirstSource, Inc.*	163,443
1,725	Continental Building Products, Inc.*	43,901
308	Continental Materials Corp.*	3,330
815	Csw Industrials, Inc.*	39,405
1,117	Gibraltar Industries, Inc.*	39,754
2,794	Insteel Industries, Inc.	67,838
10,561	NCI Building Systems, Inc.*	76,567
3,771	Patrick Industries, Inc.*	111,659
7,162	PGT, Inc.*	113,518
4,793	Quanex Building Products Corp.^	65,137
7,059	Simpson Manufacturing Co., Inc.	382,104
5,905	Trex Co., Inc.*	350,521
1,413	Universal Forest Products, Inc.	36,681

		2,526,176

Capital Markets (1.4%):
3,202	Artisan Partners Asset Management, Inc., Class A	70,796
1,300	Blucora, Inc.*	34,632
5,851	BrightSphere Investment Group plc	62,489
6,803	Cohen & Steers, Inc.^	233,478
473	Diamond Hill Investment Group	70,690
2,638	Donnelley Financial Solutions, Inc.*	37,011
7,007	Federated Investors, Inc., Class B^	186,036
8,015	Gain Capital Holdings, Inc.^	49,372
1,776	GAMCO Investors, Inc., Class A	29,997
3,795	Greenhill & Co., Inc.	92,598
260	Hamilton Lane, Inc.	9,620
211	Hennessy Advisors, Inc.	2,112
1,116	Houlihan Lokey, Inc.	41,069
2,999	Interactive Brokers Group, Inc., Class A	163,895
2,101	INTL FCStone, Inc.*	76,855
1,911	Investment Technology Group, Inc.	57,789
4,175	Janus Henderson Group plc	86,506
31,437	Ladenburg Thalmann Financial Services, Inc.	73,248
685	Legg Mason, Inc.	17,474
2,775	Manning & Napier, Inc.	4,884
1,649	Moelis & Co., Class A	56,693
614	Morningstar, Inc.	67,442
1,741	Oppenheimer Holdings, Class A	44,483
284	Piper Jaffray Cos., Inc.	18,699
1,221	PJT Partners, Inc.	47,326
2,624	Pzena Investment Management, Inc.	22,698
3,824	Safeguard Scientifics, Inc.*^	32,963
1,619	Silvercrest Asset Management Group, Inc., Class A	21,419
3,787	Stifel Financial Corp.	156,858
207	Value Line, Inc.	5,384
345	Virtus Investment Partners, Inc.^	27,403
1,478	Westwood Holdings, Inc.	50,252
18,068	WisdomTree Investments, Inc.	120,152

		2,072,323

Shares		Fair Value
Common Stocks, continued
Chemicals (2.7%):
1,064	Advanced Emmissions Solutions	$11,225
3,852	AdvanSix, Inc.*	93,758
1,429	Agrofresh Solutions, Inc.*^	5,416
4,305	American Vanguard Corp.	65,393
4,463	Balchem Corp.	349,676
3,659	Cabot Corp.	157,117
1,192	Chase Corp.	119,260
1,403	Core Molding Technologies, Inc.	9,975
2,886	Ferro Corp.*	45,252
2,318	Flotek Industries, Inc.*	2,527
7,277	Futurefuel Corp.	115,413
3,321	GCP Applied Technologies, Inc.*^	81,531
5,688	H.B. Fuller Co.	242,707
1,335	Hawkins, Inc.	54,668
1,176	Ingevity Corp.*	98,419
2,429	Innophos Holdings, Inc.	59,583
3,359	Innospec, Inc.	207,452
14,475	Intrepid Potash, Inc.*	37,635
638	Koppers Holdings, Inc.*	10,872
4,651	Kraton Performance Polymers, Inc.*	101,578
6,883	Kronos Worldwide, Inc.^	79,292
4,373	LSB Industries, Inc.*^	24,139
5,078	Minerals Technologies, Inc.	260,705
893	Northern Technologies International Corp.	26,424
8,599	Olin Corp.	172,926
6,607	Omnova Solutions, Inc.*	48,429
18,384	Platform Speciality Products Corp.*	189,907
3,797	PolyOne Corp.	108,594
1,916	PQ Group Holdings, Inc.*	28,376
1,959	Quaker Chemical Corp.	348,134
5,893	Rayonier Advanced Materials, Inc.^	62,760
1,058	Scotts Miracle-Gro Co. (The)	65,025
1,833	Sensient Technologies Corp.	102,373
2,991	Stepan Co.	221,334
3,421	Trecora Resources*^	26,684
1,788	Tredegar Corp.	28,358
2,135	Trinseo SA	97,740
10,917	Tronox, Ltd., Class A	84,934
5,595	Valvoline, Inc.	108,263
2,972	Venator Materials plc*	12,453
375	W.R. Grace & Co.	24,341

		3,990,648

Commercial Services & Supplies (3.6%):
6,854	ABM Industries, Inc.^	220,082
16,494	ACCO Brands Corp.	111,829
675	Acme United Corp.	9,619
462	Advanced Disposal Services, Inc.*	11,060
1,580	AMREP Corp.*	9,401
8,754	ARC Document Solutions, Inc.*	17,946
6,658	Brady Corp., Class A	289,356
4,155	Brink’s Co. (The)^	268,620
6,301	Casella Waste Systems, Inc.*	179,515
5,965	CECO Environmental Corp.*	40,264
2,582	Cimpress NV*	267,031
5,239	Civeo Corp.*	7,492
2,332	Clean Harbors, Inc.*	115,084
325	CompX International, Inc.	4,423

See accompanying notes to the financial statements.

7

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Commercial Services & Supplies, continued
19,019	Covanta Holding Corp.^	$255,235
1,356	Deluxe Corp.	52,125
535	Ecology and Environment, Inc., Class A	6,067
1,100	Ennis, Inc.	21,175
6,386	Essendant, Inc.	80,336
3,351	Healthcare Services Group, Inc.^	134,643
8,377	Herman Miller, Inc.	253,404
6,253	HNI Corp.	221,544
3,277	Hudson Technologies, Inc.*	2,917
9,267	Interface, Inc.	132,055
5,879	Kimball International, Inc., Class B	83,423
7,373	Knoll, Inc.	121,507
1,430	LSC Communications, Inc.	10,010
4,706	Matthews International Corp., Class A	191,158
3,955	McGrath Rentcorp	203,603
5,478	Mobile Mini, Inc.	173,927
3,732	MSA Safety, Inc.	351,815
2,406	Multi-Color Corp.^	84,427
2,566	NL Industries, Inc.*	9,007
2,198	Perma-Fix Environmental Services, Inc.*	5,165
3,566	PICO Holdings, Inc.*	32,593
4,293	Pitney Bowes, Inc.	25,372
5,379	Quad Graphics, Inc.	66,269
1,787	RR Donnelley & Sons Co.^	7,077
3,757	SP Plus Corp.*	110,982
11,600	Steelcase, Inc., Class A	172,028
5,115	Team, Inc.*^	74,935
7,581	Tetra Tech, Inc.	392,467
1,723	UniFirst Corp.	246,510
3,362	US Ecology, Inc.	211,739
3,364	Virco Manufacturing Co.	14,432
1,477	Vse Corp.	44,177

		5,343,846

Communications Equipment (1.7%):
7,162	ADTRAN, Inc.	76,920
1,444	Applied Optoelectronics, Inc.*^	22,281
7,940	ARRIS International plc*	242,726
900	BK Technologies, Inc.	3,375
2,711	Black Box Corp.*	2,928
5,439	CalAmp Corp.*^	70,761
7,919	Calix, Inc.*	77,210
10,966	Ciena Corp.*	371,856
980	Clearfield, Inc.*	9,722
3,616	ClearOne, Inc.	4,520
316	Communications Systems, Inc.	641
2,902	Comtech Telecommunications Corp.	70,635
2,559	Digi International, Inc.*	25,820
1,076	EchoStar Corp., Class A*	39,511
6,028	EMCORE Corp.*^	25,318
1,369	Extreme Networks, Inc.*	8,351
13,656	Finisar Corp.*^	294,970
12,360	Harmonic, Inc.*^	58,339
6,890	Infinera Corp.*^	27,491
4,172	InterDigital, Inc.	277,146
3,225	KVH Industries, Inc.*	33,185
2,927	Lumentum Holdings, Inc.*	122,963
3,305	NETGEAR, Inc.*	171,959

Shares		Fair Value
Common Stocks, continued
Communications Equipment, continued
7,359	NetScout Systems, Inc.*^	$173,893
2,391	Network-1 Technologies, Inc.	5,332
131	Optical Cable Corp.*	499
4,065	Plantronics, Inc.	134,552
6,923	Ribbon Communications, Inc.*	33,369
886	ViaSat, Inc.*^	52,230
8,844	Viavi Solutions, Inc.*	88,882

		2,527,385

Construction & Engineering (1.3%):
4,275	Ameresco, Inc., Class A*	60,278
1,970	Argan, Inc.	74,545
5,817	Comfort Systems USA, Inc.	254,087
4,203	Dycom Industries, Inc.*^	227,130
1,913	EMCOR Group, Inc.	114,187
5,422	Granite Construction, Inc.^	218,398
2,621	Great Lakes Dredge & Dock Co.*	17,351
1,979	IES Holdings, Inc.*	30,773
19,282	KBR, Inc.	292,702
2,037	MasTec, Inc.*^	82,621
2,719	MYR Group, Inc.*	76,594
1,479	Northwest Pipe Co.*^	34,446
1,180	NV5 Holdings, Inc.*	71,449
5,203	Orion Marine Group, Inc.*	22,321
1,563	Primoris Services Corp.	29,900
3,151	Sterling Construction Co., Inc.*	34,314
4,317	The Goldfield Corp.*	9,756
1,290	Tutor Perini Corp.*^	20,601
2,416	Valmont Industries, Inc.	268,055

		1,939,508

Construction Materials (0.1%):
4,132	Summit Materials, Inc., Class A*	51,237
2,142	U.S. Concrete, Inc.*^	75,570
720	U.S. Lime & Minerals, Inc.	51,120

		177,927

Consumer Finance (1.1%):
195	Asta Funding, Inc.	831
2,191	Atlanticus Holdings Corp.*	7,975
5,088	Consumer Portfolio Services, Inc.*	15,315
3,868	Encore Capital Group, Inc.*^	90,898
5,261	Enova International, Inc.*	102,379
8,075	EZCORP, Inc., Class A*^	62,420
5,468	Firstcash, Inc.	395,609
3,061	Green Dot Corp., Class A*	243,411
10,795	LendingClub Corp.*	28,391
14,462	Navient Corp.	127,410
4,135	Nelnet, Inc., Class A	216,426
1,556	Nicholas Financial, Inc.*	16,182
2,511	Onemain Holdings, Inc.*	60,992
5,326	PRA Group, Inc.*^	129,795
1,376	Regional Mgmt Corp.*	33,093
1,276	World Acceptance Corp.*^	130,484

		1,661,611

Containers & Packaging (0.4%):
3,939	Graphic Packaging Holding Co.^	41,911
3,300	Greif, Inc., Class A	122,464
1,290	Greif, Inc., Class B	57,276

See accompanying notes to the financial statements.

8

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Containers & Packaging, continued
5,009	Myers Industries, Inc.	$75,686
5,954	Owens-Illinois, Inc.*^	102,647
4,520	Silgan Holdings, Inc.	106,762
1,332	UFP Technologies, Inc.*	40,013

		546,759

Distributors (0.1%):
12	AMCON Distributing Co.	1,197
4,993	Core Markt Holdngs Co., Inc.	116,087
1,626	Educational Development Corp.	13,870
1,655	Weyco Group, Inc.	48,276

		179,430

Diversified Consumer Services (1.1%):
6,497	Adtalem Global Education, Inc.*	307,439
2,153	American Public Education, Inc.*	61,274
1,526	Ascent Capital Group, Inc.*	595
3,362	Bridgepoint Education, Inc.*	23,568
8,806	Career Education Corp.*	100,565
2,338	Carriage Services, Inc.^	36,239
578	Chegg, Inc.*	16,427
1,667	Collectors Universe, Inc.	18,937
271	Graham Holdings Co., Class B	173,597
6,370	Houghton Mifflin Harcourt Co.*	56,438
5,615	K12, Inc.*	139,196
1,977	Laureate Education, Inc.*	30,129
2,183	Liberty Tax, Inc.	25,607
2,561	Regis Corp.*	43,409
6,837	Sotheby’s*	271,702
2,395	Strategic Education, Inc.	271,641
5,156	Universal Technical Institute, Inc.*	18,819
2,086	Weight Watchers International, Inc.*	80,415

		1,675,997

Diversified Financial Services (0.0%)†:
718	Cannae Holdings, Inc.*	12,292
1,617	Marlin Business Services, Inc.	36,108
1,396	On Deck Capital, Inc.*	8,236

		56,636

Diversified Telecommunication Services (0.9%):
2,311	ATN International, Inc.	165,306
8,538	Cincinnati Bell, Inc.*	66,426
6,360	Cogent Communications Group, Inc.	287,536
5,491	Consolidated Communications Holdings, Inc.^	54,251
4,115	IDT Corp.	25,472
6,073	Intelsat S.A.*	129,901
13,452	Iridium Communications, Inc.*	248,189
8,713	Orbcomm, Inc.*^	71,969
13,169	Vonage Holdings Corp.*	114,965

		1,164,015

Electric Utilities (1.4%):
3,762	ALLETE, Inc.	286,740
5,690	El Paso Electric Co.	285,240
3,043	Genie Energy, Ltd., Class B	18,349
5,661	Hawaiian Electric Industries, Inc.	207,306
649	IDA Corp., Inc.	60,396
5,326	MGE Energy, Inc.	319,347
5,364	Otter Tail Power Co.	266,269

Shares		Fair Value
Common Stocks, continued
Electric Utilities, continued
11,312	PNM Resources, Inc.	$464,809
4,234	Portland General Electric Co.	194,129

		2,102,585

Electrical Equipment (0.9%):
1,259	Allied Motion Technologies, Inc.	56,265
634	Atkore International Group, Inc.*	12,579
2,918	AZZ, Inc.	117,770
14,588	Babcock & Wilcox Enterprises, Inc.*	5,695
2,210	Encore Wire Corp.	110,898
5,838	EnerSys	453,087
411	Espey Manufacturing & Electronics Corp.	10,242
2,200	Fuelcell Energy, Inc.*	1,211
3,351	Generac Holdings, Inc.*	166,545
4,534	LSI Industries, Inc.	14,373
53	Pioneer Power Solutions, Inc.*^	278
569	Powell Industries, Inc.	14,231
864	Preformed Line Products Co.	46,872
3,194	Regal-Beloit Corp.	223,740
75	Servotronics, Inc.	746
5,025	Thermon Group Holdings, Inc.*	101,907
3,104	Ultralife Corp.*	20,952
5,942	Vivint Solar, Inc.*	22,639

		1,380,030

Electronic Equipment, Instruments & Components (3.2%):
2,011	ADDvantage Technologies Group, Inc.*	2,815
3,997	Anixter International, Inc.*	217,077
2,047	Avnet, Inc.	73,897
12,822	AVX Corp.	195,536
3,861	Badger Meter, Inc.^	190,000
254	Bel Fuse, Inc., Class A	3,493
1,595	Bel Fuse, Inc., Class B	29,380
1,972	Belden, Inc.^	82,370
896	Benchmark Electronics, Inc.	18,977
203	Coherent, Inc.*	21,459
3,141	Control4 Corp.*	55,282
4,147	CUI Global, Inc.*	5,101
8,032	Daktronics, Inc.^	59,437
1,365	Data I/O Corp.*	6,825
5,745	Electro Scientific Industries, Inc.*	172,120
4,550	Fabrinet*	233,460
1,853	FARO Technologies, Inc.*	75,306
9,035	Flextronics International, Ltd.*	68,756
640	Frequency Electronics, Inc.*	6,784
646	IEC Electronics Corp.*	3,695
8,062	II-VI, Inc.*^	261,693
1,303	Insight Enterprises, Inc.*	53,097
3,899	Itron, Inc.*	184,384
3,461	Jabil, Inc.	85,798
8,386	KEMET Corp.	147,090
2,556	Kimball Electronics, Inc.*	39,592
10,286	Knowles Corp.*	136,907
450	Mesa Labs, Inc.^	93,776
4,775	Methode Electronics, Inc., Class A	111,210
2,201	MTS Systems Corp.	88,326
2,608	Napco Security Technologies, Inc.*^	41,076
4,565	Novanta, Inc.*	287,594

See accompanying notes to the financial statements.

9

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
2,432	OSI Systems, Inc.*^	$178,266
3,068	PAR Technology Corp.*^	66,729
2,564	Park Electrochemical Corp.	46,331
400	PC Connection, Inc.^	11,892
1,746	PCM, Inc.*	30,747
1,875	Perceptron, Inc.*	15,113
3,488	Plexus Corp.*	178,167
1,727	RF Industries, Ltd.	12,538
2,724	Rogers Corp.*^	269,839
8,103	Sanmina Corp.*	194,958
3,045	ScanSource, Inc.*	104,687
1,578	SYNNEX Corp.	127,566
2,482	Tech Data Corp.*	203,052
12,240	TTM Technologies, Inc.*	119,095
7,410	Vishay Intertechnology, Inc.	133,454
989	Wayside Technology Group, Inc.	9,890
3,952	Wireless Telecom Group, Inc.*	6,995

		4,761,632

Energy Equipment & Services (1.1%):
292	Apergy Corp.*	7,907
3,965	Archrock, Inc.	29,698
1,261	Basic Energy Services, Inc.*^	4,842
2,794	Bristow Group, Inc.*^	6,789
522	C&J Energy Services, Inc.*	7,047
1,457	Dawson Geophysical Co.*	4,925
4,461	Diamond Offshore Drilling, Inc.*	42,112
4,116	Dril-Quip, Inc.*^	123,604
26,896	Ensco plc, Class A, ADR^	95,749
3,837	Era Group, Inc.*	33,535
4,307	Exterran Corp.*	76,234
12,451	Forum Energy Technologies, Inc.*	51,423
3,592	Frank’s International NV*	18,750
1,260	Geospace Technologies Corp.*	12,991
2,641	Gulf Island Fabrication, Inc.*^	19,068
6,137	Helix Energy Solutions Group, Inc.*^	33,201
1,321	Hornbeck Offshore Services, Inc.*	1,902
1,407	Keane Group, Inc.*	11,509
2,658	KLX Energy Services Holdings, Inc.*	62,330
4,480	Matrix Service Co.*	80,371
15,261	McDermott International, Inc.*^	99,807
24,731	Nabors Industries, Ltd.^	49,462
2,316	Natural Gas Services Group*	38,075
11,883	Newpark Resources, Inc.*^	81,636
18,346	Noble Corp. plc*^	48,067
10,150	Oceaneering International, Inc.*	122,816
3,039	Oil States International, Inc.*^	43,397
14,429	Patterson-UTI Energy, Inc.	149,341
2,412	PHI, Inc.*^	4,462
11,895	Pioneer Energy Services Corp.*	14,631
548	Propetro Holding Corp.*	6,751
1,757	Rignet, Inc.*	22,208
14,811	Rowan Cos. plc, Class A*	124,265
1,381	RPC, Inc.^	13,630
565	SEACOR Holdings, Inc.*	20,905
1,598	SEACOR Marine Holdings, Inc.*^	18,792
837	Solaris Oilfield Infrastructure, Inc.	10,119
14,153	Superior Energy Services, Inc.*	47,413

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services, continued
5,480	TETRA Technologies, Inc.*	$9,206
1,075	Tidewater, Inc.*	20,565
3,561	Transocean, Ltd.*	24,713
5,730	U.S. Silica Holdings, Inc.^	58,331
3,954	Unit Corp.*^	56,463

		1,809,042

Entertainment (0.4%):
3,922	AMC Entertainment Holdings, Inc., Class A^	48,162
2,527	Ballantyne Strong, Inc.*	2,906
2,242	Eros International plc*^	18,586
4,000	Glu Mobile, Inc.*	32,280
1,045	Imax Corp.*^	19,656
3,297	Lions Gate Entertainment Corp., Class A	53,082
2,945	Lions Gate Entertainment Corp., Class B	43,822
870	Marcus Corp.	34,365
2,715	Reading International, Inc., Class A*	39,476
700	Rosetta Stone, Inc.*	11,480
89,857	Zynga, Inc.*	353,138

		656,953

Equity Real Estate Investment Trusts (0.0%)†:
2,234	Alexander & Baldwin, Inc.*	41,061

Food & Staples Retailing (0.7%):
364	Casey’s General Stores, Inc.	46,643
1,910	Ingles Markets, Inc., Class A	51,990
4,259	Natural Grocers by Vitamin Cottage, Inc.*	65,290
3,229	Performance Food Group Co.*	104,200
4,174	PriceSmart, Inc.	246,682
6,101	Rite Aid Corp.*	4,321
3,532	Smart & Final Stores, Inc.*^	16,742
1,276	SpartanNash Co.	21,922
3,641	Sprouts Farmers Market, Inc.*	85,600
1,576	The Andersons, Inc.	47,107
4,717	The Chefs’ Warehouse, Inc.*^	150,850
3,444	United Natural Foods, Inc.*^	36,472
1,832	Village Super Market, Inc., Class A^	48,988
3,750	Weis Markets, Inc.^	179,175

		1,105,982

Food Products (1.7%):
8,875	B&G Foods, Inc.^	256,576
2,290	Calavo Growers, Inc.^	167,078
3,684	Cal-Maine Foods, Inc.^	155,833
1,318	Coffee Holding Co., Inc.*	4,653
11,242	Darling International, Inc.*	216,296
13,942	Dean Foods Co.^	53,119
2,411	Farmer Brothers Co.*	56,249
2,122	Flowers Foods, Inc.^	39,193
1,800	Fresh Del Monte Produce, Inc.	50,886
4,577	Hostess Brands, Inc.*^	50,072
2,736	J & J Snack Foods Corp.	395,599
470	John B Sanfilippo And Son, Inc.^	26,160
2,162	Lancaster Colony Corp.	382,372
2,754	Landec Corp.*	32,607
2,175	Limoneira Co.	42,521
1,220	Rocky Mountain Chocolate Factory, Inc.	10,260
2,912	Sanderson Farms, Inc.	289,132
927	Seneca Foods Corp., Class A*	26,160

See accompanying notes to the financial statements.

10

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Food Products, continued
12	Seneca Foods Corp., Class B*	$339
4,288	Tootsie Roll Industries, Inc.^	143,219
3,670	TreeHouse Foods, Inc.*	186,106

		2,584,430

Gas Utilities (1.3%):
2,387	Chesapeake Utilities Corp.	194,063
9,297	New Jersey Resources Corp.	424,594
2,904	Northwest Natural Holding Co.^	175,576
3,722	ONE Gas, Inc.	296,271
118	RGC Resources, Inc.	3,535
7,843	South Jersey Industries, Inc.^	218,035
2,872	Southwest Gas Corp.	219,708
6,439	Spire, Inc.	477,002

		2,008,784

Health Care Equipment & Supplies (2.3%):
6,691	Accuray, Inc.*	22,816
6,050	AngioDynamics, Inc.*	121,787
2,261	Anika Therapeutics, Inc.*	75,992
263	Atrion Corp.	194,904
4,568	Avanos Medical, Inc.*^	204,601
1,983	Cantel Medical Corp.	147,634
629	CONMED Corp.	40,382
4,705	CryoLife, Inc.*	133,528
875	Cutera, Inc.*	14,893
1,118	Elctromed, Inc.*	5,691
427	Fonar Corp.*	8,642
1,470	Globus Medical, Inc., Class A*	63,622
2,404	Haemonetics Corp.*	240,520
608	Heska Corp.*^	52,349
1,629	Inogen, Inc.*	202,273
3,861	Integer Holdings Corp.*	294,440
199	IntriCon Corp.*	5,250
4,509	Invacare Corp.^	19,389
2,006	IRIDEX Corp.*	9,428
249	Kewaunee Scientific CP	8,277
3,514	Lantheus Holdings, Inc.*	54,994
2,690	LeMaitre Vascular, Inc.^	63,592
450	LivaNova plc*	41,162
6,577	Meridian Bioscience, Inc.	114,177
5,338	Merit Medical Systems, Inc.*^	297,913
3,498	Natus Medical, Inc.*	119,037
1,038	Neogen Corp.*	59,166
4,707	NuVasive, Inc.*	233,279
3,020	Nuvectra Corp.*	49,347
6,333	OraSure Technologies, Inc.*	73,969
2,682	Orthofix Medical, Inc.*	140,778
920	Quidel Corp.*	44,914
10,930	RTI Surgical, Inc.*	40,441
2,363	SeaSpine Holdings Corp.*	43,101
2,431	Surmodics, Inc.*	114,889
3,600	TransEnterix, Inc.*^	8,136
554	Utah Medical Products, Inc.	46,026
287	Varex Imaging Corp.*	6,796
2,492	Wright Medical Group NV*	67,832

		3,485,967

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services (2.8%):
1,781	Aac Holdings, Inc.*	$2,493
6,333	Acadia Healthcare Co., Inc.*^	162,821
5,540	Aceto Corp.	4,654
1,870	Addus HomeCare Corp.*	126,936
3,654	Amedisys, Inc.*^	427,920
1,150	American Renal Associates Holdings, Inc.*^	13,248
7,081	AMN Healthcare Services, Inc.*^	401,209
1,753	BioScrip, Inc.*^	6,258
3,573	BioTelemetry, Inc.*	213,380
12,012	Brookdale Senior Living, Inc.*	80,480
3,946	Capital Senior Living Corp.*^	26,833
302	Chemed Corp.	85,551
1,432	Civitas Solutions, Inc.*	25,074
5,249	Community Health Systems, Inc.*	14,802
2,726	CorVel Corp.*	168,249
2,958	Cross Country Healthcare, Inc.*	21,682
2,588	Diplomat Pharmacy, Inc.*	34,834
7,737	Ensign Group, Inc. (The)	300,118
1,905	Five Star Quality Care, Inc.*	886
2,195	HealthEquity, Inc.*	130,932
3,529	InfuSystems Holdings, Inc.*	12,140
3,429	LHC Group, Inc.*	321,915
3,561	Magellan Health Services, Inc.*	202,585
5,350	MEDNAX, Inc.*	176,550
1,646	National Healthcare Corp.	129,129
2,600	National Research Corp.	99,164
7,794	Owens & Minor, Inc.	49,336
3,316	Patterson Cos., Inc.^	65,193
2,021	Providence Service Corp.*	121,300
1,080	Psychemedics Corp.	17,140
2,464	Quorum Health Corp.*^	7,121
1,454	R1 RCM, Inc.*	11,559
6,913	RadNet, Inc.*	70,305
18,186	Select Medical Holdings Corp.*	279,155
4,998	Tenet Healthcare Corp.*	85,666
5,590	Tivity Health, Inc.*	138,688
3,389	Triple-S Management Corp., Class B*	58,935
1,714	U.S. Physical Therapy, Inc.	175,428

		4,269,669

Health Care Technology (0.5%):
18,164	Allscripts Healthcare Solutions, Inc.*	175,101
2,108	Computer Programs & Systems, Inc.	52,911
564	Evolent Health, Inc., Class A*^	11,252
2,627	HealthStream, Inc.	63,442
3,326	HMS Holdings Corp.*	93,560
1,027	Inovalon Holdings, Inc., Class A*^	14,563
558	Micron Solutions, Inc.*	1,484
8,396	NextGen Healthcare, Inc.*	127,199
3,783	Omnicell, Inc.*	231,672
2,026	Simulations Plus, Inc.	40,317

		811,501

Hotels, Restaurants & Leisure (3.2%):
4,748	BBX Capital Corp.	27,206
11,616	Belmond, Ltd., Class A*	290,748
3	Biglari Holdings, Inc., Class A*	1,763
168	Biglari Holdings, Inc., Class B*	19,081

See accompanying notes to the financial statements.

11

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
2,915	BJ’s Restaurants, Inc.^	$147,412
13,769	Bloomin’ Brands, Inc.	246,327
2,784	Brinker International, Inc.	122,440
9,452	Caesars Entertainment Corp.*	64,179
4,497	Carrols Restaurant Group, Inc.*	44,250
4,585	Century Casinos, Inc.*	33,883
6,259	Cheesecake Factory, Inc. (The)	272,329
3,166	Choice Hotels International, Inc.^	226,622
2,799	Chuy’s Holdings, Inc.*^	49,654
845	Cracker Barrel Old Country Store, Inc.	135,082
3,275	Dave & Buster’s Entertainment, Inc.^	145,934
2,754	Del Frisco’s Restaurant Group, Inc.*	19,691
2,980	del Taco Restaurants, Inc.*	29,770
10,418	Denny’s Corp.*	168,876
267	DineEquity, Inc.^	17,980
3,712	Dover Motorsports, Inc.	6,979
3,973	Drive Shack, Inc.*^	15,574
2,394	El Pollo Loco Holdings, Inc.*	36,317
2,209	Eldorado Resorts, Inc.*^	79,988
1,724	Famous Dave’s of America, Inc.*	7,913
4,357	Fiesta Restaurant Group, Inc.*	67,577
378	Flanigan’s Enterprises, Inc.	9,605
608	Habit Restaurants, Inc. (The), Class A*	6,384
296	Hilton Grand Vacations, Inc.*	7,811
3,548	Jack in the Box, Inc.	275,431
1,168	Kona Grill, Inc.*	1,226
2,108	Lindblad Expeditions Holdings, Inc.*	28,374
5,681	Luby’s, Inc.*	6,817
5,886	Marriott Vacations Worldwide Corp.	415,023
597	Nathans Famous, Inc.	39,671
5,384	Papa John’s International, Inc.	214,337
5,583	Penn National Gaming, Inc.*	105,128
5,796	Planet Fitness, Inc.*^	310,782
1,446	Playa Hotels & Resorts NV*	10,397
3,185	Potbelly Corp.*^	25,639
1,669	RCI Hospitality Holdings, Inc.	37,269
3,634	Red Lion Hotels Corp.*^	29,799
2,030	Red Robin Gourmet Burgers*^	54,242
662	Red Rock Resorts, Inc.	13,445
4,652	Ruth’s Hospitality Group, Inc.	105,740
2,478	Scientific Games Corp., Class A*^	44,307
1,179	SeaWorld Entertainment, Inc.*	26,044
788	Shake Shack, Inc., Class A*^	35,791
5,849	Speedway Motorsports, Inc.	95,163
4,120	Texas Roadhouse, Inc.	245,964
4,346	Town Sports International Holdings, Inc.*	27,814
13,989	Wendy’s Co. (The)	218,368
2,153	Wingstop, Inc.	138,201
1,063	Wyndham Worldwide Corp.	38,098

		4,844,445

Household Durables (2.0%):
608	Bassett Furniture Industries, Inc.	12,184
899	Cavco Industries, Inc.*	117,212
1,544	Century Communities, Inc.*	26,649
3,024	Dixie Group, Inc. (The)*	2,126
4,218	Ethan Allen Interiors, Inc.^	74,195
820	Flexsteel Industries, Inc.	18,106

Shares		Fair Value
Common Stocks, continued
Household Durables, continued
3,162	Helen of Troy, Ltd.*	$414,791
670	Hooker Furniture Corp.	17,648
2,905	Installed Building Products, Inc.*	97,869
3,858	iRobot Corp.*^	323,069
11,216	KB Home	214,226
1,138	Koss Corp.*	2,151
6,113	La-Z-Boy, Inc.	169,391
924	LGI Homes, Inc.*^	41,783
4,396	Libbey, Inc.^	17,056
2,522	Lifetime Brands, Inc.	25,296
6,495	M.D.C. Holdings, Inc.	182,574
4,157	M/I Homes, Inc.*	87,380
6,186	Meritage Corp.*	227,150
723	P & F Industries, Inc., Class A	5,589
1,301	Skyline Corp.	19,112
5,672	Taylor Morrison Home Corp., Class A*	90,185
2,725	Tempur Sealy International, Inc.*^	112,815
2,041	TopBuild Corp.*	91,845
20,593	TRI Pointe Homes, Inc.*^	225,081
4,563	Tupperware Brands Corp.	144,054
1,860	Universal Electronics, Inc.*^	47,021
4,639	William Lyon Homes, Class A*	49,591
4,044	Zagg, Inc.*^	39,550

		2,895,699

Household Products (0.5%):
1,115	Central Garden & Pet Co.*	38,412
3,036	Central Garden & Pet Co., Class A*	94,875
3,445	Energizer Holdings, Inc.	155,542
1,767	Ocean Bio-Chem, Inc.	5,796
940	Oil-Dri Corp.	24,910
1,648	Orchids Paper Products Co.*^	1,549
1,701	Spectrum Brands Holdings, Inc.^	71,867
2,171	WD-40 Co.^	397,857

		790,808

Independent Power and Renewable Electricity Producers (0.5%):
22,978	Atlantic Power Corp.*	49,862
506	Atlantica Yield plc	9,918
3,724	Clearway Energy, Inc., Class A	63,010
5,480	Clearway Energy, Inc., Class C	94,530
7,048	Ormat Technologies, Inc.^	368,611
9,283	Pattern Energy Group, Inc.	172,849
2,274	TerraForm Power, Inc., Class A	25,514

		784,294

Industrial Conglomerates (0.1%):
6,077	Raven Industries, Inc.	219,927

Insurance (3.4%):
8,008	AMBAC Financial Group, Inc.*	138,058
10,500	American Equity Investment Life Holding Co.	293,369
1,653	American National Insurance Co.	210,328
2,876	Amerisafe, Inc.^	163,040
3,798	Argo Group International Holdings, Ltd.	255,416
6,619	Aspen Insurance Holdings, Ltd.	277,933
1,079	Assured Guaranty, Ltd.	41,304
1,304	Brighthouse Financial, Inc.*	39,746
8,209	Citizens, Inc.*^	61,732

See accompanying notes to the financial statements.

12

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Insurance, continued
3,445	Crawford & Co.	$31,005
4,636	Crawford & Co., Class A	41,260
2,691	Donegal Group, Inc., Class A	36,719
2,004	eHealth, Inc.*	76,994
3,293	EMC Insurance Group, Inc.	104,882
4,666	Employers Holdings, Inc.	195,832
549	Enstar Group, Ltd.*^	91,996
2,939	FBL Financial Group, Inc., Class A	192,945
2,111	FedNat Holding Co.	42,051
10,826	Genworth Financial, Inc., Class A*	50,449
1,050	Global Indemnity, Ltd.^	38,042
4,955	Greenlight Capital Re, Ltd.*^	42,712
1,752	Hallmark Financial Services, Inc.*	18,729
1,470	HCI Group, Inc.^	74,691
414	Health Insurance Innovations, Inc.*^	11,066
569	Heritage Insurance Holdings, Inc.	8,376
1,214	Horace Mann Educators Corp.	45,464
2,328	Independence Holding Co.	81,946
253	Investors Title Co.	44,700
941	James River Group Holdings	34,384
1,037	Kemper Corp.	68,836
1,473	Kingstone Co., Inc.	26,057
12,677	Maiden Holdings, Ltd.	20,917
2,590	Mercury General Corp.^	133,929
4,062	National General Holdings Corp.	98,341
386	National Western Life Group, Inc., Class A	116,070
944	Navigators Group, Inc.	65,599
2,367	Primerica, Inc.	231,280
6,215	ProAssurance Corp.	252,080
180	Protective Insurance Corp.	3,060
4,712	RLI Corp.^	325,080
513	Safety Insurance Group, Inc.	41,969
3,236	Selective Insurance Group, Inc.	197,202
5,250	State Auto Financial Corp.	178,710
3,277	Stewart Information Services Corp.	135,668
204	The National Security Group, Inc.	2,654
2,083	Third Point Reinsurance, Ltd.*	20,080
2,849	Tiptree Financial, Inc., Class A^	15,926
748	United Fire Group, Inc.	41,477
4,002	United Insurance Holdings Co.	66,513
5,267	Universal Insurance Holdings, Inc.	199,725
161	White Mountains Insurance Group, Ltd.	138,088

		5,124,430

Interactive Media & Services (0.3%):
3,666	Cars.com, Inc.*^	78,819
6,181	DHI Group, Inc.*	9,395
9,267	Liberty TripAdvisor Holdings, Inc., Class A*	147,252
7,450	QuinStreet, Inc.*	120,913
7,131	The Meet Group, Inc. (The)*^	33,017
2,073	Travelzoo, Inc.*	20,378
1,495	Yelp, Inc.*	52,310
1,473	Zedge, Inc., Class B*	3,606

		465,690

Internet & Direct Marketing Retail (0.7%):
4,886	1-800 Flowers.com, Inc., Class A*	59,756
1,840	FTD Cos., Inc.*	2,723

Shares		Fair Value
Common Stocks, continued
Internet & Direct Marketing Retail, continued
5,334	Groupon, Inc.*	$17,069
1,300	Lands’ End, Inc.*^	18,473
3,938	Leaf Group, Ltd.*	26,975
2,711	Liberty Expedia Holdings, Class A*	106,027
3,018	Liquidity Services, Inc.*	18,621
4,721	Nutri/System, Inc.	207,158
1,945	Overstock.com, Inc.*^	26,413
3,081	PetMed Express, Inc.	71,664
4,901	Shutterfly, Inc.*^	197,315
4,549	Shutterstock, Inc.^	163,809
1,086	Stamps.com, Inc.*	169,025
1,880	US Auto Parts Network, Inc.*	1,711

		1,086,739

IT Services (2.3%):
1,869	CACI International, Inc., Class A*	269,192
3,767	Carbonite, Inc.*^	95,154
5,955	Cardtronics plc*	154,829
1,886	Cass Information Systems, Inc.^	99,807
11,403	Conduent, Inc.*	121,214
3,613	CoreLogic, Inc.*	120,746
4,402	CSG Systems International, Inc.	139,852
758	CSP, Inc.	7,406
1,258	Endurance International Group Holdings, Inc.*^	8,366
1,349	Evertec, Inc.	38,716
4,219	Exlservice Holdings, Inc.*	222,004
4,964	GTT Communications, Inc.*^	117,448
4,599	Hackett Group, Inc. (The)	73,630
1,786	Internap Corp.*^	7,412
18,673	Limelight Networks, Inc.*	43,695
8,660	LiveRamp Holdings, Inc.*	334,536
790	Luxoft Holding, Inc.*	24,032
3,081	ManTech International Corp., Class A	161,121
500	Maximus, Inc.	32,545
6,208	MoneyGram International, Inc.*	12,416
8,730	NIC, Inc.	108,950
4,334	Perficient, Inc.*	96,475
1,678	Perspecta, Inc.	28,895
3,168	PFSweb, Inc.*	16,252
5,456	Science Applications International Corp.	347,546
8,429	Servicesource International, Inc.*	9,103
1,555	StarTek, Inc.*^	10,341
10,553	Steel Connect, Inc.*	18,257
5,434	Sykes Enterprises, Inc.*	134,383
7,198	Travelport Worldwide, Ltd.	112,433
5,956	TTEC Holdings, Inc.	170,163
7,332	Unisys Corp.*	85,271
3,309	Virtusa Corp.*	140,930

		3,363,120

Leisure Products (0.4%):
8,017	American Outdoor Brands Corp.*	103,099
7,292	Callaway Golf Co.	111,568
2,916	Escalade, Inc.^	33,388
2,447	JAKKS Pacific, Inc.*	3,597
361	Johnson Outdoors, Inc., Class A	21,205
1,830	Malibu Boats, Inc.*	63,684
2,419	Marine Products Corp.	40,905

See accompanying notes to the financial statements.

13

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Leisure Products, continued
850	Mastercraft Boat Holdings, Inc.*	$15,895
4,982	Nautilus Group, Inc.*^	54,304
7,141	Vista Outdoor, Inc.*	81,050

		528,695

Life Sciences Tools & Services (0.3%):
4,622	Cambrex Corp.*^	174,528
7,407	Enzo Biochem, Inc.*	20,591
7,018	Harvard Bioscience, Inc.*	22,317
5,461	Luminex Corp.	126,204
3,971	Neogenomics, Inc.*	50,074
1,075	Syneos Health, Inc.*	42,301

		436,015

Machinery (5.5%):
6,598	Actuant Corp., Class A	138,492
1,154	Alamo Group, Inc.	89,227
4,190	Albany International Corp., Class A	261,582
4,536	Altra Industrial Motion Corp.	114,080
1,974	ARC Group Worldwide, Inc.*	1,974
806	Art’s-Way Manufacturing Co.*	1,612
2,880	Astec Industries, Inc.	86,947
7,075	Barnes Group, Inc.	379,362
1,300	Briggs & Stratton Corp.	17,004
4,063	Chart Industries, Inc.*^	264,217
2,359	CIRCOR International, Inc.*^	50,247
2,851	Colfax Corp.*	59,586
3,780	Columbus McKinnon Corp.	113,929
5,525	Commercial Vehicle Group, Inc.*	31,493
1,676	Dmc Global, Inc.	58,861
3,590	Douglas Dynamics, Inc.	128,845
500	Eastern Co. (The)	12,090
2,433	EnPro Industries, Inc.	146,223
3,185	ESCO Technologies, Inc.	210,051
8,469	Federal Signal Corp.	168,533
6,496	Franklin Electric Co., Inc.	278,548
2,281	FreightCar America, Inc.*^	15,260
1,765	Gencor Industries, Inc.*	19,362
2,940	Global Brass & Copper Holdings, Inc.	73,941
3,372	Gorman-Rupp Co. (The)	109,287
459	Graham Corp.	10,484
3,586	Greenbrier Cos, Inc.^	141,790
11,887	Harsco Corp.*	236,076
8,780	Hillenbrand, Inc.	333,025
785	Hurco Cos, Inc.	28,025
1,711	Hyster-Yale Materials Handling, Inc., Class A	106,014
4,544	John Bean Technologies Corp.	326,305
9,594	Kennametal, Inc.	319,288
1,529	L.B. Foster Co., Class A*	24,311
1,368	Lindsay Corp.	131,670
829	Lydall, Inc.*	16,837
3,228	Manitex International, Inc.*	18,335
4,498	Manitowoc Co., Inc. (The)*	66,435
14,363	Meritor, Inc.*	242,878
8,208	Mueller Industries, Inc.	191,739
22,037	Mueller Water Products, Inc., Class A	200,537
5,638	Navistar International Corp.*	146,306
3,562	NN, Inc.^	23,901

Shares		Fair Value
Common Stocks, continued
Machinery, continued
738	Omega Flex, Inc.	$39,904
2,028	Park-Ohio Holdings Corp.	62,239
1,756	Proto Labs, Inc.*^	198,059
3,427	RBC Bearings, Inc.*	449,280
14,208	Rexnord Corp.*	326,074
5,735	Spartan Motors, Inc.	41,464
1,692	SPX Corp.*	47,393
1,085	SPX FLOW, Inc.*	33,006
1,898	Standex International Corp.	127,508
3,615	Sun Hydraulics Corp.^	119,982
466	Taylor Devices, Inc.*	5,592
1,866	Tennant Co.^	97,237
9,270	Terex Corp.^	255,574
800	The Exone Co.*	5,296
2,794	Timken Co.	104,272
7,930	Titan International, Inc.	36,954
5,970	TriMas Corp.*	162,921
1,747	Twin Disc, Inc.*	25,768
8,536	Wabash National Corp.	111,651
3,816	Watts Water Technologies, Inc., Class A	246,246
18,993	Welbilt, Inc.*^	211,012

		8,102,141

Marine (0.1%):
1,689	Costamare, Inc.	7,415
550	Genco Shipping & Trading, Ltd.*	4,340
327	Kirby Corp.*^	22,027
5,648	Matson, Inc.	180,848
3,151	Scorpio Bulkers, Inc.^	17,425

		232,055

Media (1.9%):
3,904	A.H. Belo Corp., Class A	13,156
709	AMC Networks, Inc., Class A*^	38,910
478	Beasley Broadcast Group, Inc., Class A	1,793
145	Cable One, Inc.	118,915
23,234	Central Eurpoean Media Enterprises*	64,591
229	Daily Journal Corp.*	53,586
7,889	E.W. Scripps Co. (The), Class A^	124,094
973	Emerald Expositions Events, Inc.	12,007
6,123	Entercom Communications Corp.	34,962
11,865	Entravision Communications Corp., Class A	34,527
4,669	Gannett Co., Inc.^	39,827
980	GCI Liberty, Inc., Class A*	40,337
8,641	Gray Television, Inc.*	127,368
2,892	Hemisphere Media Group*^	35,109
2,441	Insignia Systems, Inc.*	3,637
4,052	John Wiley & Sons, Inc., Class A	190,322
10,454	Lee Enterprises, Inc.*	22,058
7,609	Liberty Latin America, Ltd.*^	110,862
3,964	Liberty Latin America, Ltd.*^	57,399
6,655	Marchex, Inc., Class B	17,636
372	McClatchy Co., Class A*	2,846
4,388	Meredith Corp.	227,913
3,571	MSG Networks, Inc., Class A*^	84,133
10,941	National CineMedia, Inc.	70,898
2,347	New Media Investment Group, Inc.	27,155
6,603	New York Times Co. (The), Class A^	147,181

See accompanying notes to the financial statements.

14

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Media, continued
7,050	Nexstar Broadcasting Group, Inc., Class A^	$554,412
1,017	Scholastic Corp.	40,944
8,414	Sinclair Broadcast Group, Inc., Class A	221,625
3,708	TechTarget, Inc.*^	45,275
3,266	Tegna, Inc.	35,501
1,693	Tribune Media Co., Class A	76,828
2,169	Tribune Publishing Co.*	24,596
8,158	Urban One, Inc.*	13,134

		2,713,537

Metals & Mining (1.1%):
23,109	AK Steel Holding Corp.*^	51,995
7,802	Allegheny Technologies, Inc.*^	169,850
2,124	Ampco-Pittsburgh Corp.*	6,584
6,694	Carpenter Technology Corp.	238,373
3,100	Century Aluminum Co.*	22,661
21,148	Cleveland-Cliffs, Inc.*^	162,628
7,283	Coeur d’Alene Mines Corp.*	32,555
12,903	Commercial Metals Co.	206,706
4,543	Compass Minerals International, Inc.^	189,398
13,641	Ferroglobe plc	21,689
13,641	Ferroglobe Unit*	—
1,805	Gold Resource Corp.	7,220
1,557	Haynes International, Inc.	41,105
42,581	Hecla Mining Co.^	100,491
931	Kaiser Aluminum Corp.^	83,129
2,598	Materion Corp.	116,884
9,373	McEwen Mining, Inc.	17,059
2,868	Ryerson Holding Corp.*	18,183
1,487	Schnitzer Steel Industries, Inc., Class A	32,045
3,318	SunCoke Energy, Inc.*	28,369
1,789	Synalloy Corp.	29,680
4,467	TimkenSteel Corp.*^	39,042
1,582	United States Steel Corp.^	28,856
1,458	Universal Stainless & Alloy Products, Inc.*	23,634
2,441	Worthington Industries, Inc.	85,044

		1,753,180

Multiline Retail (0.3%):
5,705	Big Lots, Inc.^	164,989
654	Dillard’s, Inc., Class A^	39,443
800	Fred’s, Inc.*	1,512
27,998	J.C. Penney Co., Inc.*^	29,118
3,073	Ollie’s Bargain Outlet Holdings, Inc.*^	204,384
5,314	Tuesday Morning Corp.*^	9,034

		448,480

Multi-Utilities (0.8%):
8,048	Avista Corp.	341,879
5,171	Black Hills Corp.^	324,635
6,986	NorthWestern Corp.	415,248
2,144	Unitil Corp.	108,572

		1,190,334

Oil, Gas & Consumable Fuels (2.7%):
4,107	Abraxas Petroleum Corp.*	4,477
816	Adams Resources & Energy, Inc.	31,587
2,181	Alta Mesa Resources, Inc.*	2,181
2,307	Antero Resources Corp.*^	21,663
6,000	Approach Resources, Inc.*	5,232

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
1,638	Arch Coal, Inc.^	$135,938
1,954	Ardmore Shipping Corp.*^	9,125
901	Barnwell Industries, Inc.*	1,198
1,332	Bonanza Creek Energy, Inc.*	27,532
1,697	California Resources Corp.*^	28,917
15,796	Callon Petroleum Co.*^	102,516
4,289	Carrizo Oil & Gas, Inc.*^	48,423
42,515	Chesapeake Energy Corp.*	89,282
16,914	Clean Energy Fuel Corp.*	29,092
8,098	Cloud Peak Energy, Inc.*^	2,966
19,397	CNX Resources Corp.*	221,514
2,015	CONSOL Energy, Inc.*	63,896
1,914	Contango Oil & Gas Co.*^	6,221
2,325	CVR Energy, Inc.	80,166
7,363	Delek US Holdings, Inc.	239,370
39,156	Denbury Resources, Inc.*	66,957
16,266	DHT Holdings, Inc.^	63,763
2,613	Dorian LPG, Ltd.*	15,234
416	Earthstone Energy, Inc.*	1,880
4,363	Eclipse Resources Corp.*	4,581
10,622	Enlink Midstream LLC^	100,803
12,047	EP Energy Corp., Class A*	8,433
2,943	Evolution Petroleum Corp.	20,071
5,664	Extraction Oil & Gas, Inc.*^	24,299
10,643	Gaslog, Ltd.^	175,183
1,561	Green Plains Renewable Energy, Inc.^	20,465
9,417	Gulfport Energy Corp.*	61,681
10,901	Halcon Resources Corp.*^	18,532
5,504	Hallador Energy Co.	27,905
9,079	HighPoint Resources Corp.*	22,607
1,951	International Seaways, Inc.*	32,855
34,496	Kosmos Energy, Ltd.*	140,399
14,513	Laredo Petroleum Holdings, Inc.*	52,537
9,030	Matador Resources Co.*^	140,236
1,034	Midstates Petroleum Co., Inc.*	7,765
1,600	Murphy Oil Corp.	37,424
12,361	Nordic American Tankers, Ltd.	24,722
3,092	Northern Oil & Gas, Inc.*	6,988
18,805	Oasis Petroleum, Inc.*	103,992
4,913	Pacific Ethanol, Inc.*	4,230
2,410	Panhandle Oil & Gas, Inc., Class A	37,355
1,648	PAR Pacific Holdings, Inc.*	23,369
6,480	PBF Energy, Inc., Class A	211,702
3,470	PDC Energy, Inc.*	103,267
5,636	Peabody Energy Corp.	171,785
523	Penn Virginia Corp.*	28,273
6	PrimeEnergy Corp.*	416
12,864	QEP Resources, Inc.*	72,424
12,188	Range Resources Corp.^	116,639
6,030	Renewable Energy Group, Inc.*^	154,971
3,561	Ring Energy, Inc.*	18,090
1,533	SandRidge Energy, Inc.*	11,666
28,682	Scorpio Tankers, Inc.^	50,480
5,243	SemGroup Corp., Class A^	72,249
12,619	Ship Finance International^	132,878
7,278	SM Energy Co.	112,663
32,445	Southwestern Energy Co.*^	110,637

See accompanying notes to the financial statements.

15

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
23,009	SRC Energy, Inc.*	$108,142
1,352	Talos Energy, Inc.*	22,065
1,980	Teekay Shipping Corp.^	6,613
18,909	Teekay Tankers, Ltd.	17,548
9,332	Ultra Petroleum Corp.*	7,093
8,709	W&T Offshore, Inc.*^	35,881
7,070	Whiting Petroleum Corp.*	160,418
639	Wildhorse Resource Development Corp.*	9,016
3,407	World Fuel Services Corp.	72,944

		4,203,422

Paper & Forest Products (0.7%):
5,866	Boise Cascade Co.	139,904
2,174	Clearwater Paper Corp.*	52,980
7,194	Domtar Corp.	252,726
3,550	Louisiana-Pacific Corp.	78,881
8,641	Mercer International, Inc.	90,212
2,510	Neenah Paper, Inc.	147,889
1,455	P.H. Glatfelter Co.	14,201
12,394	Resolute Forest Products	98,284
4,054	Schweitzer-Mauduit International, Inc.	101,553
1,313	Verso Corp.*	29,411

		1,006,041

Personal Products (0.9%):
27,730	Avon Products, Inc.*	42,150
1,214	CCA Industries, Inc.*	2,671
2,807	Edgewell Personal Care Co.*	104,841
4,304	Inter Parfums, Inc.	282,213
900	Lifevantage Corp.*	11,871
537	Mannatech, Inc.	10,096
1,346	Medifast, Inc.	168,277
1,387	Natural Alternatives International, Inc.*	13,634
369	Natural Health Trends Corp.	6,823
2,857	Natures Sunshine Products, Inc.*	23,285
2,622	Nu Skin Enterprises, Inc., Class A	160,807
2,009	Revlon, Inc.*	50,607
340	United-Guardian, Inc.	6,236
3,463	Usana Health Sciences, Inc.*	407,698

		1,291,209

Pharmaceuticals (0.8%):
680	Aclaris Therapeutics, Inc.*^	5,025
3,223	Akorn, Inc.*	10,926
1,722	Amneal Pharmaceuticals, Inc.*^	23,299
3,129	Amphastar Pharmaceuticals, Inc.*^	62,267
1,566	ANI Pharmaceuticals, Inc.*	70,501
1,496	Aratana Therapeutics, Inc.*	9,170
4,744	Assertio Therapeutics, Inc.*^	17,126
3,245	Corcept Therapeutics, Inc.*^	43,353
3,415	Cumberland Pharmaceuticals, Inc.*	21,515
810	Cymabay Therapeutics, Inc.*	6,375
1,500	Dermira, Inc.*	10,785
10,521	Endo International plc*	76,803
10,506	Horizon Pharma plc*	205,288
5,141	Innoviva, Inc.*^	89,710
1,879	Intra-Cellular Therapies, Inc.*	21,402
6,034	Lannett Co., Inc.*^	29,929
2,617	Lipocine, Inc.*	3,402

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
2,988	Mallinckrodt plc*^	$47,210
845	Melinta Therapeutics, Inc.*	670
2,308	Otonomy, Inc.*	4,270
859	Phibro Animal Health Corp., Class A	27,625
5,702	Prestige Brands Holdings, Inc.*^	176,078
5,788	Supernus Pharmaceuticals, Inc.*^	192,277
341	Taro Pharmaceutical Industries, Ltd.	28,862
1,949	Tetraphase Pharmaceuticals, Inc.*	2,202
1,034	Zogenix, Inc.*^	37,700

		1,223,770

Professional Services (2.2%):
1,888	Acacia Research Corp.*	5,626
5,362	ASGN, Inc.*	292,229
1,199	Barrett Business Services, Inc.	68,643
6,714	CBIZ, Inc.*	132,266
490	CRA International, Inc.	20,850
7,190	Exponent, Inc.	364,605
2,512	Forrester Research, Inc.	112,286
2,695	Franklin Covey Co.*	60,179
4,532	FTI Consulting, Inc.*	302,012
2,202	GP Strategies Corp.*	27,767
2,274	Heidrick & Struggles International, Inc.	70,926
2,768	Huron Consulting Group, Inc.*	142,026
2,643	ICF International, Inc.	171,214
5,892	InnerWorkings, Inc.*^	22,036
4,401	Insperity, Inc.	410,877
1,000	Kelly Services, Inc., Class A	20,480
4,482	Kforce, Inc.	138,583
8,105	Korn/Ferry International	320,472
1,332	Mastech Holdings, Inc.*	8,392
3,943	Mistras Group, Inc.*	56,700
4,799	Navigant Consulting, Inc.	115,416
4,033	Resources Connection, Inc.	57,269
3,165	TriNet Group, Inc.*	132,772
6,167	Trueblue, Inc.*	137,216
4,212	Volt Information Sciences, Inc.*	9,056
831	Wageworks, Inc.*	22,570
1,576	Willdan Group, Inc.*^	55,128

		3,277,596

Real Estate Management & Development (0.7%):
2,400	Altisource Portfolio Solutions*	53,976
395	CKX Lands, Inc.^	4,072
920	Consolidated-Tomoka Land Co.^	48,300
692	Forestar Group, Inc.*	9,584
504	FRP Holdings, Inc.*	23,189
376	Griffin Industrial Realty, Inc.	11,994
6,592	HFF, Inc., Class A	218,592
478	Howard Hughes Corp. (The)*	46,662
10	J.W. Mays, Inc.*	387
5,824	Kennedy-Wilson Holdings, Inc.	105,822
5,387	Marcus & Millichap, Inc.*	184,936
1,035	Maui Land & Pineapple Co.*^	10,267
2,057	Rafael Holdings, Inc., Class B*	16,312
702	RE/MAX Holdings, Inc., Class A	21,587
8,369	Realogy Holdings Corp.^	122,857
308	Stratus Properties, Inc.*	7,386

See accompanying notes to the financial statements.

16

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
3,421	Tejon Ranch Co.*	$56,720
1,076	The RMR Group, Inc., Class A	57,114
2,700	The St. Joe Co.*^	35,559

		1,035,316

Road & Rail (0.9%):
1,803	ArcBest Corp.	61,771
9,143	Avis Budget Group, Inc.*	205,535
2,278	Covenant Transportation Group, Inc., Class A*	43,738
10,920	Heartland Express, Inc.^	199,836
3,276	Hertz Global Holdings, Inc.*	44,717
875	Landstar System, Inc.	83,711
1,700	Marten Transport, Ltd.	27,523
598	Ryder System, Inc.	28,794
4,204	Saia, Inc.*	234,667
3,855	Universal Truckload Services, Inc.	69,737
988	USA Truck, Inc.*	14,790
10,586	Werner Enterprises, Inc.^	312,710
4,526	YRC Worldwide, Inc.*^	14,257

		1,341,786

Semiconductors & Semiconductor Equipment (2.9%):
4,922	Advanced Energy Industries, Inc.*	211,301
3,814	Alpha & Omega Semiconductor, Ltd.*	38,865
1,056	Ambarella, Inc.*	36,939
30,273	Amkor Technology, Inc.*	198,591
1,301	Amtech Systems, Inc.*^	5,894
4,245	Axcelis Technologies, Inc.*	75,561
2,777	AXT, Inc.*^	12,080
2,314	Brooks Automation, Inc.	60,581
3,650	Cabot Microelectronics Corp.	348,027
1,462	CEVA, Inc.*	32,296
5,549	Cirrus Logic, Inc.*^	184,116
6,183	Cohu, Inc.	99,361
5,880	Cree, Inc.*^	251,516
522	Cyberoptics Corp.*^	9,203
6,488	Diodes, Inc.*	209,303
3,285	DSP Group, Inc.*	36,792
4,414	Entegris, Inc.	123,129
346	First Solar, Inc.*^	14,689
9,457	FormFactor, Inc.*	133,249
4,679	GSI Technology, Inc.*	24,050
1,254	Ichor Holdings, Ltd.*^	20,440
1,201	Inphi Corp.*^	38,612
11,059	Integrated Device Technology, Inc.*	535,586
1,349	inTest Corp.*	8,269
12,127	Kopin Corp.*^	12,115
7,339	Kulicke & Soffa Industries, Inc.	148,762
12,204	Lattice Semiconductor Corp.*	84,452
1,636	MagnaChip Semiconductor Corp.*^	10,160
4,333	MaxLinear, Inc., Class A*	76,261
3,511	Nanometrics, Inc.*^	95,956
6,163	Neophotonics Corp.*	39,936
807	NVE Corp.^	70,645
4,804	PDF Solutions, Inc.*^	40,498
11,404	Photronics, Inc.*	110,391
2,109	Pixelworks, Inc.*	6,116
2,975	Power Integrations, Inc.	181,416

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
11,907	Rambus, Inc.*	$91,327
5,028	Rudolph Technologies, Inc.*	102,923
2,943	Semtech Corp.*	134,995
1,179	Silicon Laboratories, Inc.*	92,917
2,469	Synaptics, Inc.*^	91,871
5,213	Ultra Clean Holdings, Inc.*	44,154
6,109	Veeco Instruments, Inc.*^	45,268
3,045	Versum Materials, Inc.	84,407
5,605	Xperi Corp.	103,076

		4,376,096

Software (1.7%):
12,450	ACI Worldwide, Inc.*	344,491
994	Agilysys, Inc.*	14,254
1,263	Alarm.com Holding, Inc.*^	65,512
4,794	American Software, Inc., Class A	50,097
935	Asure Software, Inc.*	4,750
2,785	Aware, Inc.*	10,054
784	Blackbaud, Inc.^	49,314
488	Bottomline Technologies, Inc.*	23,424
2,350	BSQUARE Corp.*	3,643
1,269	Cision, Ltd.*^	14,847
311	CommVault Systems, Inc.*	18,377
3,842	Ebix, Inc.	163,516
1,594	Ellie Mae, Inc.*^	100,151
1,210	Envestnet, Inc.*^	59,520
2,049	Evolving Systems, Inc.*	2,428
5,614	Finjan Holdings, Inc.*	14,091
4,113	GlobalSCAPE, Inc.	18,426
1,013	Globant SA*	57,052
2,147	j2 Global, Inc.^	148,959
784	LogMeIn, Inc.^	63,951
2,560	Manhattan Associates, Inc.*^	108,467
562	MicroStrategy, Inc., Class A*	71,796
997	Mimecast, Ltd.*	33,529
481	Mindbody, Inc.*^	17,508
4,090	Monotype Imaging Holdings, Inc.	63,477
5,507	OneSpan, Inc.*	71,316
1,220	Paylocity Holding Corp.*	73,456
1,770	Pegasystems, Inc.	84,659
6,260	Progress Software Corp.	222,166
1,864	QAD, Inc.	73,311
1,490	Qualys, Inc.*	111,363
1,839	Qumu Corp.*	3,494
7,302	RealNetworks, Inc.*	16,868
2,886	Rubicon Project, Inc.*	10,765
6,367	SeaChange International, Inc.*	8,022
116	SPS Commerce, Inc.*	9,556
5,449	Synacor, Inc.*	8,065
1,833	Synchronoss Technologies, Inc.*^	11,255
8,928	Telaria, Inc.*	24,373
7,906	Telenav, Inc.*	32,098
576	The Trade Desk, Inc.*^	66,851
16,342	TiVo Corp.^	153,778
3,726	Verint Systems, Inc.*	157,647
1,895	Zix Corp.*	10,858

		2,671,535

See accompanying notes to the financial statements.

17

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Specialty Retail (4.2%):
9,338	Aaron’s, Inc.	$392,664
3,905	Abercrombie & Fitch Co., Class A^	78,295
13,115	American Eagle Outfitters, Inc.	253,513
996	America’s Car Mart, Inc.*	72,160
2,646	Asbury Automotive Group, Inc.*	176,382
13,213	Ascena Retail Group, Inc.*	33,165
357	At Home Group, Inc.*	6,662
4,741	AutoNation, Inc.*	169,254
7,305	Barnes & Noble Education, Inc.*	29,293
11,581	Barnes & Noble, Inc.^	82,109
7,174	Bed Bath & Beyond, Inc.^	81,210
4,102	Big 5 Sporting Goods Corp.^	10,624
3,574	Boot Barn Holdings, Inc.*^	60,865
1,732	Build-A-Bear Workshop, Inc.*	6,841
5,586	Caleres, Inc.^	155,458
3,499	Cato Corp., Class A^	49,931
19,215	Chico’s FAS, Inc.^	107,988
2,663	Children’s Place Retail Stores, Inc. (The)	239,910
2,175	Citi Trends, Inc.	44,348
3,476	Conn’s, Inc.*	65,557
2,917	Destination Maternity Corp.*	8,284
10,159	Destination XL Group, Inc.*	22,045
5,615	Dick’s Sporting Goods, Inc.^	175,188
8,084	DSW, Inc., Class A	199,675
11,002	Express, Inc.*^	56,220
2,291	Five Below, Inc.*	234,415
4,415	Francesca’s Holdings Corp.*^	4,286
5,741	GameStop Corp., Class A^	72,451
2,288	Genesco, Inc.*	101,358
693	Group 1 Automotive, Inc.^	36,535
11,356	Guess?, Inc.	235,864
2,764	Haverty Furniture Cos., Inc.^	51,908
2,944	Hibbett Sports, Inc.*^	42,099
1,806	Kirkland’s, Inc.*^	17,211
3,560	Lithia Motors, Inc., Class A	271,735
1,529	Lumber Liquidators Holdings, Inc.*^	14,556
3,611	MarineMax, Inc.*^	66,117
8,315	Michaels Cos., Inc. (The)*^	112,585
4,597	Monro Muffler Brake, Inc.^	316,045
4,397	Murphy U.S.A., Inc.*	336,987
565	National Vision Holdings, Inc.*	15,916
42,056	Office Depot, Inc.	108,504
5,416	Party City Holdco, Inc.*^	54,052
5,392	Penske Automotive Group, Inc.^	217,405
11,557	Pier 1 Imports, Inc.^	3,534
1,537	Rent-A-Center, Inc.*	24,884
434	Restoration Hardware, Inc.*	52,002
11,726	RTW Retailwinds, Inc.*^	33,185
7,968	Sally Beauty Holdings, Inc.*	135,854
4,149	Signet Jewelers, Ltd.	131,814
5,594	Sleep Number Corp.*^	177,498
4,654	Sonic Automotive, Inc., Class A^	64,039
2,363	Sportsman’s Warehouse Holdings, Inc.*	10,350
1,752	Tailored Brands, Inc.^	23,897
289	Tandy Leather Factory, Inc.*	1,642
6,734	The Buckle, Inc.^	130,236
6,893	The Container Store Group, Inc.*	32,880

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
7,392	The Tile Shop Holdings, Inc.^	$40,508
2,271	Tilly’s, Inc.	24,663
2,621	Urban Outfitters, Inc.*	87,017
4,282	Vitamin Shoppe, Inc.*	20,297
727	Winmark Corp.	115,593
3,700	Zumiez, Inc.*^	70,929

		6,068,492

Technology Hardware, Storage & Peripherals (0.3%):
3,723	3D Systems Corp.*	37,863
1,308	Astro-Med, Inc.	24,525
7,288	Avid Technology, Inc.*^	34,618
1,901	CCUR Holdings, Inc.*	6,292
1,813	Cray, Inc.*^	39,143
4,887	Diebold, Inc.	12,169
4,412	Electronics for Imaging, Inc.*^	109,418
2,226	NCR Corp.*^	51,376
2,458	Stratasys, Ltd.*^	44,269
5,858	Super Micro Computer, Inc.*	80,840
1,590	TransAct Technologies, Inc.	14,278

		454,791

Textiles, Apparel & Luxury Goods (1.3%):
151	Carter’s, Inc.	12,325
8,448	Crocs, Inc.*	219,479
2,291	Culp, Inc.	43,300
4,229	Deckers Outdoor Corp.*	541,100
6,596	G-III Apparel Group, Ltd.*	183,962
816	Lakeland Industries, Inc.*	8,519
2,740	Oxford Industries, Inc.	194,650
1,515	Rocky Brands, Inc.	39,390
6,949	Sequential Brands Group, Inc.*	5,560
12,261	Steven Madden, Ltd.	371,018
957	Unifi, Inc.*	21,858
1,916	Vera Bradley, Inc.*	16,420
10,479	Wolverine World Wide, Inc.	334,175

		1,991,756

Thrifts & Mortgage Finance (2.6%):
8,516	Axos Financial, Inc.*^	214,433
2,838	BankFinancial Corp.	42,428
8,886	Beneficial Bancorp, Inc.	126,981
1,659	BSB Bancorp, Inc.*	46,552
15,845	Capitol Federal Financial, Inc.	202,341
280	Citizens Community Bancorp, Inc.	3,052
4,896	Dime Community Bancshares	83,134
1,537	ESSA Bancorp, Inc.	23,993
3,103	Essent Group, Ltd.*	106,061
696	Federal Agricultural Mortgage Corp.	42,066
242	First Capital, Inc.	9,612
1,180	First Defiance Financial Corp.	28,922
6,849	Flagstar Bancorp, Inc.*	180,814
659	FS Bancorp, Inc.	28,258
195	Guaranty Federal Bankshares, Inc.	4,259
681	Hamilton Bancorp, Inc.*^	9,466
301	Hingham Institution for Savings	59,520
629	HMN Financial, Inc.*	12,341
973	Home Bancorp, Inc.	34,444
43	Home Federal Bancorp, Inc.	1,267

See accompanying notes to the financial statements.

18

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Thrifts & Mortgage Finance, continued
3,414	HomeStreet, Inc.*	$72,479
1,446	HopFed Bancorp, Inc.	19,217
869	IF Bancorp, Inc.	17,484
865	Impac Mortgage Holdings, Inc.*	3,270
8,131	Kearny Financial Corp.	104,239
390	Kentucky First Federal Bancorp	2,695
955	LendingTree, Inc.*^	209,689
940	Malvern Bancorp, Inc.*	18,546
6,412	Meridian Bancorp, Inc.	91,820
3,591	Meta Financial Group, Inc.	69,629
3,964	Mr Cooper Group, Inc.*^	46,260
676	MSB Financial Corp.	12,067
3,627	NMI Holdings, Inc., Class A*	64,742
6,978	Northfield Bancorp, Inc.	94,552
11,531	Northwest Bancshares, Inc.^	195,335
5,723	Oceanfirst Financial Corp.^	128,825
198	Oconee Federal Financial Corp.^	4,930
16,927	Ocwen Financial Corp.*	22,682
6,648	Oritani Financial Corp.^	98,058
600	PCSB Financial Corp.	11,736
4,022	PennyMac Financial Services, Inc.	85,508
1,677	Provident Financial Holdings, Inc.	25,994
2,873	Provident Financial Services, Inc.	69,325
1,685	Prudential Bancorp, Inc.	29,656
1,982	Riverview Bancorp, Inc.	14,429
2,881	Security National Financial Corp., Class A*	14,866
671	Severn Bancorp, Inc.	5,355
1,709	SI Financial Group, Inc.	21,756
707	Southern Missouri Bancorp, Inc.	23,967
1,815	Territorial Bancorp, Inc.	47,154
15,166	TrustCo Bank Corp.	104,039
7,757	United Community Financial Corp.	68,649
6,358	United Financial Bancorp, Inc.	93,463
9,516	Washington Federal, Inc.	254,171
4,703	Waterstone Financial, Inc.	78,822
4,268	Wawlker & Dunlop, Inc.	184,591
3,601	Western New England BanCorp, Inc.	36,154
4,073	WSFS Financial Corp.	154,407
35	WVS Financial Corp.	517

		3,861,022

Tobacco (0.2%):
1,419	Pyxus International, Inc.*^	16,829
491	Turning Point Brands, Inc.	13,365
975	Universal Corp.	52,796
18,829	Vector Group, Ltd.	183,207

		266,197

Trading Companies & Distributors (1.5%):
311	AeroCentury Corp.*	2,976
1,597	Air Lease Corp.	48,245
3,318	Aircastle, Ltd.	57,202
5,198	Applied Industrial Technologies, Inc.	280,381
8,168	Beacon Roofing Supply, Inc.*	259,089
2,473	BMC Stock Holdings, Inc.*	38,282
2,824	CAI International, Inc.*	65,602
2,504	DXP Enterprises, Inc.*	69,711
1,463	EVI Industries, Inc.^	48,791

Shares		Fair Value
Common Stocks, continued
Trading Companies & Distributors, continued
1,904	GATX Corp.^	$134,822
1,239	H&E Equipment Services, Inc.	25,300
1,116	Herc Holdings, Inc.*	29,005
4,781	Huttig Building Products, Inc.*	8,606
4,012	Kaman Corp., Class A^	225,033
373	Lawson Products, Inc.*	11,787
4,569	MRC Global, Inc.*	55,879
4,852	NOW, Inc.*^	56,477
2,681	Rush Enterprises, Inc., Class A	92,441
2,017	Systemax, Inc.	48,186
7,847	Textainer Group Holdings, Ltd.*^	78,156
2,765	Titan Machinery, Inc.*	36,360
577	TransAct Technologies, Inc.*	10,975
5,731	Triton International, Ltd.	178,062
2,679	Univar, Inc.*	47,525
2,676	Veritiv Corp.*^	66,820
3,460	WESCO International, Inc.*	166,080

		2,141,793

Transportation Infrastructure (0.1%):
3,618	Macquarie Infrastructure Corp.^	132,274

Water Utilities (0.8%):
4,757	American States Water Co.^	318,909
1,221	Artesian Resources Corp.	42,576
7,681	California Water Service Group	366,077
1,558	Connecticut Water Service, Inc.	104,183
2,756	Consolidated Water Co., Ltd.	32,135
2,508	Middlesex Water Co.	133,802
669	Pure Cycle Corp.*	6,643
2,763	SJW Corp.	153,678
1,642	York Water Co. (The)	52,643

		1,210,646

Wireless Telecommunication Services (0.6%):
6,783	Boingo Wireless, Inc.*^	139,526
7,479	Shenandoah Telecommunications Co.	330,947
2,722	Spok Holdings, Inc.	36,094
9,308	Telephone & Data Systems, Inc.	302,882
1,352	United States Cellular Corp.*	70,263

		879,712

Total Common Stocks (Cost $150,928,537)		149,550,294

Preferred Stock (0.0%)†:
Media (0.0%)†:
430	GCI Liberty, Inc., Class A, 7.00%, 4/15/19	10,419

Total Preferred Stock (Cost $3,517)		10,419

Rights (0.0%)†:
Chemicals (0.0%)†:
4,314	Schulman, Inc. CVR, Expires on 12/31/49*	6,180

Diversified Financial Services (0.0%)†:
6,056	NewStar Financial, Inc. CVR, Expires on 12/31/49*	1,572

Media (0.0%)†:
21,894	Media General, Inc. CVR, Expires on 12/31/49	2,189

Total Rights (Cost $10,055)		9,941

See accompanying notes to the financial statements.

19

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Unaffiliated Investment Company (0.2%):
$355,231	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 2.20%(b)	$355,231

Total Unaffiliated Investment Company (Cost $355,231)		355,231

Short-Term Securities Held as Collateral for Securities on Loan (19.4%)(c)
Floating Rate Notes (11.0%)
442,000	Australia & New Zealand Banking Group, 2.65%, 8/23/19	442,000
468,000	Bank Of Nova Scotia, 2.77%, 5/17/19	468,000
367,000	Bank Of Nova Scotia, 2.53%, 10/15/19	367,557
434,000	Bedford Row Funding, 2.79%, 5/20/19	434,000
460,000	Bedford Row Funding, 2.82%, 5/23/19	460,000
389,000	BNP Paribas, 2.65%, 3/20/19	389,000
475,000	BNP Paribas, 2.79%, 5/21/19	475,000
400,000	Canadian Imperial Bank of Commerce, 2.59%, 1/11/19	400,000
400,000	Canadian Imperial Bank of Commerce, 2.58%, 8/1/19	399,998
368,000	Collateralized Commercial Paper Program Co. LLC, 2.74%, 4/26/19	368,000
418,000	Commonwealth Bank Australia, 2.68%, 5/3/19	418,000
400,000	Commonwealth Bank Australia, 2.53%, 7/19/19	400,000
489,000	Credit Agricole CIB, 2.55%, 2/11/19	489,000
400,000	Credit Industriel et Commercial, 2.66%, 1/14/19	400,000
468,000	Credit Suisse AG, 2.57%, 10/1/19	468,000
400,000	DBS Bank, Ltd., 2.62%, 3/21/19	400,000
400,000	DNB Bank ASA, 2.66%, 1/31/19	400,000
676,000	HSBC Bank USA NA, 2.71%, 2/1/19	676,000
478,000	JPMorgan Securities LLC, 2.63%, 1/9/19	478,000
400,000	Mitsubishi UFJ Trust and Banking Corp., 2.63%, 1/11/19	400,000
400,000	Mitsubishi UFJ Trust and Banking Corp., 2.68%, 1/17/19	400,000
400,000	Mizuho Bank, Ltd., 2.71%, 1/28/19	400,000
509,000	Mizuho Bank, Ltd., 2.55%, 2/1/19	509,000
400,000	National Australia Bank, 2.55%, 8/2/19	400,000
400,000	National Bank of Canada, 2.60%, 1/7/19	400,000

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Short-Term Securities Held as Collateral for Securities on Loan, continued
Floating Rate Notes, continued
$400,000	Natixis SA, 2.52%, 2/1/19	$400,000
494,000	Nordea Bank Abp, 2.61%, 2/8/19	494,000
383,000	Nordea Bank Abp, 2.60%, 6/13/19	383,004
400,000	Skandinaviska Enskilda Banken AB, 2.72%, 7/30/19	400,000
800,000	Societe Generale SA, 2.70%, 1/28/19	800,000
400,000	Svenska Handelsbanken AB, 2.57%, 1/11/19	400,000
418,000	Svenska Handelsbanken AB, 2.63%, 2/12/19	418,189
506,000	Swedbank AB, 2.72%, 1/22/19	506,000
488,000	Toronto-Dominion Bank, 2.50%, 4/17/19	488,177
398,000	Toronto-Dominion Bank, 2.94%, 6/7/19	398,000
400,000	US Bank NA, 2.58%, 5/13/19	400,000
500,000	Wells Fargo Bank NA, 2.61%, 1/7/19	500,000

		16,428,925

Repurchase Agreements (3.6%)
1,100,000	Citigroup Global Markets Inc., 2.79%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $1,100,171, Collateralized by U.S. Treasury Obligations, 0.00% - 2.75%, 1/31/19 - 9/9/49, fair value of $1,122,001	1,100,000
4,315,828	Mizuho Securities USA LLC, 2.95%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $4,316,535, Collateralized by U.S. Government Agency Obligations, 2.00% - 5.50%, 2/1/31 - 2/20/48, fair value of $4,402,145	4,315,828

		5,415,828

Miscellaneous Investments (4.8%)
7,235,660	Short-Term Investments(d)	7,235,660

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $29,080,413)		29,080,413

Total Investment Securities (Cost $180,377,753) — 119.4%(e)		179,006,298
Net other assets (liabilities) — (19.4)%		(29,133,384)

Net Assets — 100.0%		$149,872,914

Percentages indicated are based on net assets as of December 31, 2018.

ADR— American Depositary Receipt

CVR—Contingency Valued Rights

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2018. The total value of securities on loan as of December 31, 2018, was $28,478,237.

†	Represents less than 0.05%.

(a)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2018. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	The rate represents the effective yield at December 31, 2018.

(c)

Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(d)

Represents various short-term investments purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

20

AZL DFA U.S. Small Cap Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investment securities, at cost	$180,377,753

Investment securities, at value(a)	$179,006,298
Interest and dividends receivable	149,363
Reclaims receivable	443
Prepaid expenses	2,149

Total Assets	179,158,253

Liabilities:
Payable for investments purchased	70,012
Payable for collateral received on loaned securities	29,080,413
Manager fees payable	92,314
Administration fees payable	3,691
Distribution fees payable	32,969
Custodian fees payable	673
Administrative and compliance services fees payable	540
Transfer agent fees payable	440
Trustee fees payable	207
Other accrued liabilities	4,080

Total Liabilities	29,285,339

Net Assets	$149,872,914

Net Assets Consist of:
Paid in capital	$138,076,898
Total distributable earnings	11,796,016

Net Assets	$149,872,914

Shares of beneficial interest (unlimited number of shares authorized, no par value)	14,705,187
Net Asset Value (offering and redemption price per share)	$10.19

(a)	Includes securities on loan of $28,478,237.

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends	$2,549,522
Income from securities lending	210,342
Foreign withholding tax	(1,242)

Total Investment Income	2,758,622

Expenses:
Manager fees	1,574,685
Administration fees	68,866
Distribution fees	463,141
Custodian fees	11,399
Administrative and compliance services fees	2,964
Transfer agent fees	5,178
Trustee fees	9,421
Professional fees	8,395
Shareholder reports	2,070
Other expenses	4,934

Total expenses before reductions	2,151,053
Less expenses voluntarily waived/reimbursed by the Manager	(277,886)

Net expenses	1,873,167

Net Investment Income/(Loss)	885,455

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	12,151,134
Change in net unrealized appreciation/depreciation on securities	(33,614,615)

Net realized and Change in net unrealized gains/losses on investments	(21,463,481)

Change in Net Assets Resulting From Operations	$(20,578,026)

See accompanying notes to the financial statements.

21

AZL DFA U.S. Small Cap Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$885,455	$1,086,364
Net realized gains/(losses) on investments	12,151,134	9,375,020
Change in unrealized appreciation/depreciation on investments	(33,614,615)	9,991,127

Change in net assets resulting from operations	(20,578,026)	20,452,511

Distributions to Shareholders:(a)
Distributions	(10,343,723)	(4,073,776)

Change in net assets resulting from distributions to shareholders	(10,343,723)	(4,073,776)

Capital Transactions:
Proceeds from shares issued	2,337,294	3,794,880
Proceeds from dividends reinvested	10,343,723	4,073,776
Value of shares redeemed	(30,305,676)	(33,839,893)

Change in net assets resulting from capital transactions	(17,624,659)	(25,971,237)

Change in net assets	(48,546,408)	(9,592,502)
Net Assets:(a)
Beginning of period	198,419,322	208,011,824

End of period	$149,872,914	$198,419,322

Share Transactions:
Shares issued	186,349	327,610
Dividends reinvested	869,951	348,186
Shares redeemed	(2,349,735)	(2,884,226)

Change in shares	(1,293,435)	(2,208,430)

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in Notes to the Financial Statements.

See accompanying notes to the financial statements.

22

AZL DFA U.S. Small Cap Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,			April 27, 2015 to December 31, 2015(a)
	2018	2017	2016

Net Asset Value, Beginning of Period	$12.40	$11.42	$9.20	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.07	0.07	0.07	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	(1.53)	1.16	2.21	(0.83)

Total from Investment Activities	(1.46)	1.23	2.28	(0.80)

Distributions to Shareholders From:
Net Investment Income	(0.07)	(0.07)	(0.04)	—
Net Realized Gains	(0.68)	(0.18)	(0.02)	—

Total Dividends	(0.75)	(0.25)	(0.06)	—

Net Asset Value, End of Period	$10.19	$12.40	$11.42	$9.20

Total Return(b)	(12.64)%	10.87%	24.90%	(8.00	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$149,873	$198,419	$208,012	$208,531
Net Investment Income/(Loss)(d)	0.48%	0.55%	0.56%	0.50%
Expenses Before Reductions(d)(e)	1.16%	1.16%	1.14%	1.18%
Expenses Net of Reductions(d)	1.01%	1.01%	0.99%	1.03%
Portfolio Turnover Rate	9%	9%	9%	10	%(c)

(a)	For the period April 27, 2015 (commencement of share class) to December 31, 2015.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

23

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 22 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA U.S. Small Cap Fund (the “Fund”), and 21 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

24

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2018

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2018 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested in short-term investments that have a remaining maturity of 397 days or less, similar to investments held in compliance with Rule 2a-7 under the 1940 Act. Included in short-term investments may be investments in overnight repurchase agreements that are collateralized at 102% with securities issued by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government, or other approved issuers. The securities purchased with cash collateral received are reflected in the Fund’s Schedule of Portfolio Investments under Short-Term Securities Held as Collateral for Securities on Loan. Short-term securities held as collateral for securities on loan are valued at amortized cost which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security. These are typically categorized as Level 2 in the fair value hierarchy, as defined in Note 4. Income earned on these investments is included in “Income from securities lending” on the Statement of Operations.

The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $20,520 during the year ended December 31, 2018. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $28,904,722 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2018. At December 31, 2018, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017

Distributions to Shareholders:
From net investment income	$(1,109,970)
From net realized gains	(2,963,806)

Change in net assets resulting from distributions to shareholders	$(4,073,776)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2020.

25

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2018

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL DFA U.S. Small Cap Fund	0.85%	1.35%

*	The Manager voluntarily reduced the management fee to 0.70% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $1,497 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

26

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2018

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stocks+	$149,550,294	$—	$—	#	$149,550,294
Preferred Stock	10,419	—	—		10,419
Rights	—	9,941	—		9,941
Short-Term Securities Held as Collateral for Securities on Loan	—	29,080,413	—		29,080,413
Unaffiliated Investment Company	355,231	—	—		355,231

Total Investments	$149,915,944	$29,090,354	$—		$179,006,298

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2018.

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL DFA U.S. Small Cap Fund	$16,211,278	$42,938,190

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $180,205,718. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$28,686,417
Unrealized (depreciation)	(29,885,837)

Net unrealized appreciation/(depreciation)	$(1,199,420)

27

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2018

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA U.S. Small Cap Fund	$1,260,088	$9,083,635	$10,343,723

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA U.S. Small Cap Fund	$2,345,932	$1,727,844	$4,073,776

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL DFA U.S. Small Cap Fund	$1,380,982	$11,614,493	$—	$(1,199,459)	$11,796,016

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, return of capital from underlying investments and other miscellaneous differences.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had an individual shareholder account which are affiliated with the Manager representing ownership in excess of 60% of the Fund

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL DFA U.S. Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL DFA U.S. Small Cap Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

29

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2018, the Fund declared net short-term capital gain distributions of $304,630.

During the year ended December 31, 2018, the Fund declared net long-term capital gain distributions of $9,083,636.

30

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

31

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Agreements were approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the

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Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the one-year period ended June 30, 2018, eight Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2018, 10 Funds were in the top 40%, three were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2018, five Funds were in the top 40%, three were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, the AZL Russell 1000 Value Index Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund, respectively, on September 12, 2018, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers.

For the AZL Russell 1000 Value Index Fund, the Board understood that the peer groups utilized for performance ranking by Lipper include both active and passive funds. The Board also understood that an index fund’s performance generally should be judged based upon how closely the Fund’s performance matches the performance of the Fund’s benchmark index. The Board quarterly receives information regarding index attribution (performance versus benchmark index) for the AZL Russell 1000 Value Index Fund, and the Board found the performance of the Fund by that measure to be satisfactory. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 22 Funds reviewed by the Board in the fall of 2018, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 22 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); (2) for the AZL BlackRock Global Allocation Fund, the AZL Enhanced Bond Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, although the management fee ranked below the 65th percentile, the Manager proposed increasing the temporary management fee waiver by one basis point due to lower subadvisory fees negotiated by the Manager; and (4) for the AZL Russell 1000 Value Index Fund, the AZL Russell 1000 Growth Fund, and the AZL MetWest Total Return Bond Fund, the Manager recommended increasing a temporary management fee waiver by one basis point for the Russell Funds and by five basis points for the MetWest Fund. Increasing the temporary management fee waivers effectively decreases the management fee paid by a fund.

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The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2017, were approximately $17.4 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for four Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL® Enhanced Bond Index Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Enhanced Bond Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Enhanced Bond Index Fund and BlackRock Financial Management, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® Enhanced Bond Index Fund (the “Fund”) had a total return of -0.58%. That compared to a 0.01% total return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1.

The 12-month period began with a theme of synchronized global growth, with unprecedented U.S. fiscal stimulus helping the U.S. take the lead from Europe and China in terms of driving global economic expansion. However early in 2018, geopolitical uncertainty weighed on market conditions and caused bouts of volatility starting in February and picking up in the second quarter, first in equities and then in the investment-grade and emerging market bond sectors. The pressure on these sectors was largely a result of trade protectionism by the U.S., as well as more isolated uncertainty surrounding Italy and Turkey. In the third quarter, yields rose as trade discussions progressed and the Federal Reserve’s Open Market Committee (FOMC) members adopted a more hawkish tone in their speeches. An increase in the supply of Treasuries also helped push yields higher.

The fourth quarter saw yields initially reach a seven-year high before tightening financial conditions and a shift in tone from the FOMC caused intermediate- and long-yields to fall.

While the Federal Reserve Board (the Fed) raised short-term rates four times during the year, Fed Chairman Jerome Powell’s comments in December indicated uncertainty about the timing and need for further rate increases in 2019. For its part, the European Central Bank left interest rates unchanged throughout the year and signaled the end of its quantitative easing program.

In relative terms, the Fund’s overweight exposure to credit, which includes corporate investment-grade bonds, dragged on returns. As credit spreads began to widen early in the period, the Fund added exposure to this asset class as prices fell. However, spreads moved wider than expected, particularly in the fourth quarter, which maintained pressure on the asset class and resulted in a drag on relative results. The Fund’s allocation to Treasury Inflation-Protected Securities and the security selection within agency mortgages also detracted from performance.*

The Fund’s relative performance benefited from its security selection within investment-grade credit, mainly in the industrial sector. The Fund’s allocation to ultra-short maturities also benefited on a relative basis. Duration positioning added to relative returns, particularly in December, as the Fund held a longer-than-benchmark duration position, which benefited as rates rallied during the end of the year. Security selection in emerging markets and commercial mortgage-backed securities also added to relative performance.*

The Fund held derivatives in the form of foreign currency forward contracts to hedge the portfolio’s currency exposure to non-dollar bonds. The portfolio also held Treasury futures to manage duration and yield curve exposures. The derivative positions benefited the portfolio through the ability to more precisely manage duration and yield curve risk during a period where yields proved volatile.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

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AZL® Enhanced Bond Index Fund Review (Unaudited)

Fund Objective
The Fund’s investment objective is to exceed the total return of the Bloomberg Barclays U.S. Aggregate Bond Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
Investment Concerns
Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near future, which may increase the Fund’s exposure to risks related to rising rates.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.
For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

				Since
	1	3	5	Inception
	Year	Year	Year	(7/10/09)
AZL® Enhanced Bond Index Fund	-0.58%	1.56%	2.04%	2.65%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.06%	2.52%	3.34%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Enhanced Bond Index Fund	0.65%

The above expense ratio is based on the current Fund prospectus dated May 1, 2018. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.70% through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Enhanced Bond Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Enhanced Bond Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL Enhanced Bond Index Fund	$1,000.00	$1,012.80	$3.35	0.66%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL Enhanced Bond Index Fund	$1,000.00	$1,021.88	$3.36	0.66%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

U.S. Government Agency Mortgages	41.3%

Corporate Bonds	25.9

U.S. Treasury Obligations	21.4

Short-Term Securities Held as Collateral for Securities on Loan	8.9

Yankee Dollars	8.7

Commercial Paper	3.8

Collateralized Mortgage Obligations	3.7

Asset Backed Securities	3.4

Money Markets	1.2

Municipal Bonds	0.1

Total Investment Securities	118.4

Net other assets (liabilities)	(18.4)

Net Assets	100.0%

3

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Asset Backed Securities (3.4%):
$6,930,000	Aebor Realty Collateralized Loan, Class A, Series 2017-FL1, 3.76%(US0001M+130bps), 4/15/27, Callable 11/15/19 @ 100(a)	$6,881,272
2,446,712	American Homes 4 Rent LLC, Class A, Series 2014-SFR3, 3.68%, 12/17/36(a)	2,455,525
1,506,036	AmeriCredit Automobile Receivables Trust, Class A3, Series 2016-4, 1.53%, 7/8/21, Callable 1/8/21 @ 100	1,498,206
2,220,000	Benchmark Mortgage Trust, Class A4, Series 2018-B7, 4.51%, 11/15/51	2,361,303
2,000,000	Chase Issuance Trust, Class A5, Series 2016-A5, 1.27%, 7/15/21	1,982,469
7,917,497	Chesapeake Funding II LLC, Class A1, Series 2018-1A, 3.04%, 4/15/30, Callable 4/15/21 @ 100(a)	7,911,995
2,210,000	Citibank Credit Card Issuance Trust, Class A1, Series 2014-A1, 2.88%, 1/23/23	2,208,801
1,409,000	Citibank Credit Card Issuance Trust, Class A7, Series 18-A7, 3.96%, 10/15/30, Callable 4/13/29 @ 100	1,478,603
4,730,000	Credit Acceptance Auto Loan Trust, Class A, Series 2018-3A, 3.55%, 8/15/27, Callable 10/15/21 @ 100(a)	4,765,808
3,894,165	JPMorgan Chase Commercial Mortgage Securities Corp., Class A4, Series 2017-1, 3.50%, 1/25/47, Callable 1/25/41 @ 100(a)(b)	3,854,334
3,400,000	LoanCore Issuer, Ltd., Class A, Series 2018-CRE1, 3.59%(US0001M+113bps), 5/15/28, Callable 5/15/20 @ 100(a)	3,356,347
461,000	Navient Student Loan Trust, Class A2, Series 18-EA, 4.00%, 12/15/59, Callable 2/15/27 @ 100(a)	471,100
367,060	Navient Student Loan Trust, Class A, Series 2014-CTA, 3.16%(US0001M+70bps), 9/16/24, Callable 8/15/21 @ 100(a)	367,725
1,192,388	Navient Student Loan Trust, Class A2A, Series 2016-AA, 3.91%, 12/15/45, Callable 3/15/30 @ 100(a)	1,212,018
364,472	OneMain Financial Issuance Trust, Class A, Series 2015-1A, 3.19%, 3/18/26, Callable 1/18/19 @ 101(a)	364,177
480,000	PFS Financing Corp., Class A, Series 2016-BA, 1.87%, 10/15/21(a)	475,183
2,039,618	Progress Residential Trust, Class A, Series 2015-SFR2, 2.74%, 6/12/32(a)	2,013,756
425,684	SMB Private Education Loan Trust, Class A2A, Series 2015-B, 2.98%, 7/15/27, Callable 5/15/27 @ 100(a)	424,863
2,250,000	SMB Private Education Loan Trust, Class A2A, Series 2017-A, 2.88%, 9/15/34(a)	2,201,507
193,988	SMB Private Education Loan Trust, Class A2A, Series 2016-A, 2.70%, 5/15/31(a)(b)	194,014
3,710,000	SMB Private Education Loan Trust, Class A2A, Series 2018-B, 3.60%, 1/15/37(a)	3,756,681
1,500,000	SMB Private Education Loan Trust, Class A2A, Series 2017-B, 2.82%, 10/15/35(a)	1,467,114

Principal Amount		Fair Value
Asset Backed Securities, continued
$900,000	SMB Private Education Loan Trust, Class A2B, Series 2017-B, 3.21%(US0001M+75bps), 10/15/35(a)	$894,463
1,963,845	Social Professional Loan Program, Class A2, Series 2015-D, 2.72%, 10/27/36, Callable 5/25/24 @ 100(a)	1,931,206
668,370	Social Professional Loan Program, Class A2, Series 2015-C, 2.51%, 8/25/33, Callable 3/25/23 @ 100(a)	658,781
5,850,000	SoFi Professional Loan Program LLC, Class A2FX, Series 2017-F, 2.84%, 1/25/41, Callable 11/25/26 @ 100(a)	5,718,240
550,239	Springleaf Funding Trust, Class A, Series 2015-AA, 3.16%, 11/15/24, Callable 1/15/19 @ 100(a)	549,480
2,435,000	Synchrony Credit Card Master Note Trust, Class A, Series 2012-7, 1.76%, 9/15/22	2,413,748
435,000	World Financial Network Credit Card Master Trust, Class A, Series 2012-A, 3.14%, 1/17/23	434,954
2,000,000	World Financial Network Credit Card Master Trust, Class A, Series 2016-C, 1.72%, 8/15/23	1,978,320

Total Asset Backed Securities (Cost $66,649,734)		66,281,993

Collateralized Mortgage Obligations (3.7%):
4,840,000	BBCMS Mortgage Trust, Class A, Series 2018-TALL, 3.18%(US0001M+72bps), 3/15/37(a)	4,754,815
1,847,000	Caesars Palace Las Vegas Trust, Class A, Series 2017-VICI, 3.53%, 10/15/34(a)	1,858,742
3,030,000	Citigroup Commercial Mortgage Trust, Class A5, Series 2014-GC21, 3.86%, 5/10/47	3,094,936
3,360,000	Cityline Commercial Mortgage Trust, Class A, Series 2016-CLNE, 2.78%, 11/10/31(a)(b)	3,291,802
667,000	Commercial Mortgage Loan Trust, Class A5, Series 2015-CR24, 3.70%, 8/10/48	674,507
1,279,058	Commercial Mortgage Loan Trust, Class AM, Series 2013-CR7, 3.31%, 3/10/46, Callable 4/6/23 @ 100(a)	1,264,692
8,970,000	Commercial Mortgage Loan Trust, Class A, Series 2014-TWC, 3.24%(US0001M+85bps), 2/13/32(a)	8,943,130
3,720,000	Cosmopolitan Hotel Trust, Class A, Series 2017-CSMO, 3.39%(US0001M+93bps), 11/15/36(a)	3,674,666
1,102,420	Credit Suisse Mortgage Trust, Class A, Series 2016-MFF, 4.06%(US0001M+160bps), 11/15/33(a)	1,105,158
2,760,000	CSAIL Commercial Mortgage Trust, Class A5, Series 2018-CX11, 4.03%, 4/15/51(b)	2,817,674
640,000	GAHR Commercial Mortgage Trust, Class AFX, Series 2015-NRF, 3.23%, 12/15/34(a)	637,987
1,100,000	GS Mortgage Securities Trust, Class A, Series 2012-SHOP, 2.93%, 6/5/31(a)	1,097,751
1,185,000	GS Mortgage Securities Trust, Class B, Series 2018-CHLL, 3.51%(US0001M+105bps), 2/15/37(a)	1,182,488
1,525,000	IMT Trust, Class BFX, Series 2017-APTS, 3.50%, 6/15/34(a)(b)	1,507,102

See accompanying notes to the financial statements.

4

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$1,650,000	InTown Hotel Portfolio Trust, Class A, Series 2018-STAY, 3.16%(US0001M+70bps), 1/15/33(a)	$1,636,438
240,987	JPMorgan Chase Commercial Mortgage Securities Corp., Class A, Series 2012-WLDN, 3.91%, 5/5/30(a)	243,061
5,065,000	JPMorgan Chase Commercial Mortgage Securities Corp., Class A4FX, Series 2012-CBX, 3.48%, 6/15/45(a)	5,076,481
2,841,713	JPMorgan Mortgage Trust, Class A6, Series 2017-2, 3.00%, 5/25/47, Callable 3/25/41 @ 100(a)(b)	2,764,441
3,104,639	JPMorgan Mortgage Trust, Class A6, Series 2017-4, 3.00%, 11/25/48, Callable 11/25/41 @ 100(a)(b)	3,066,171
1,108,602	Latitude Management Real Estate Capital, Class A, Series 2016-CRE2, 4.20%(US0001M+170bps), 11/24/31(a)	1,108,602
2,600,000	Merrill Lynch Mortgage Trust, Class E, Series 2005-MKB2, 6.32%, 9/12/42(b)	2,658,413
1,300,000	Morgan Stanley Bank of America Merrill Lynch Trust, Class A3, Series 2015-C24, 3.48%, 5/15/48	1,296,991
1,540,000	Morgan Stanley Capital I Trust, Class A4, Series 2016-BNK2, 3.05%, 11/15/49	1,480,371
1,740,000	Morgan Stanley Capital I Trust, Class A, Series 2014-MP, 3.47%, 8/11/33(a)	1,760,628
4,373,296	One Lincoln Street Commercial Mortgage, Class A1, Series 2004-C3, 5.72%, 10/15/30(a)(b)	4,769,900
1,673,778	Seasoned Credit Risk Transfer Trust, Class MA, Series 2018-2, 3.50%, 11/25/57, Callable 3/25/38 @ 100	1,678,005
125,000	SG Commercial Mortgage Securities Trust, Class A4, Series 2016-C5, 3.06%, 10/10/48	120,270
266,543	SMB Private Education Loan Trust, Class A2A, Series 2016-B, 2.43%, 2/17/32(a)(b)	261,055
120,000	Social Professional Loan Program, Class A2B, Series 2016-D, 2.34%, 4/25/33, Callable 11/25/25 @ 100(a)	117,870
415,479	Tharaldson Hotel Portfolio Trust, Class A, Series 2018-THL, 3.13%(US0001M+75bps), 11/11/34(a)	412,472
1,460,000	VNO Mortgage Trust, Class A, Series 2013-PENN, 3.81%, 12/13/29(a)	1,473,388
170,000	Waldorf Astoria Boca Raton Trust, Class A, Series 2016-BOCA, 3.81%(US0001M+135bps), 6/15/29(a)	169,668
1,250,000	Wells Fargo Commercial Mortgage Trust, Class AS, Series 2015-NXS1, 3.41%, 5/15/48	1,240,300
975,000	Wells Fargo Commercial Mortgage Trust, Class A4, Series 2015-C28, 3.54%, 5/15/48	975,828
1,635,000	Wells Fargo Commercial Mortgage Trust, Class A4, Series 2015-NXS4, 3.72%, 12/15/48	1,652,783
10,407,236	Wells Fargo Commercial Mortgage Trust, Class XA, Series 2016-LC25, 1.02%, 12/15/59(b)	553,504
940,000	Wells Fargo Commercial Mortgage Trust, Class A4, Series 2018-C46, 4.15%, 8/15/51	967,557

Total Collateralized Mortgage Obligations (Cost $73,075,756)		71,389,647

Principal Amount		Fair Value
Corporate Bonds (25.9%):
Aerospace & Defense (2.2%):
$715,000	BAE Systems Holdings, Inc., 3.80%, 10/7/24(a)	$713,545
385,000	BAE Systems plc, 2.85%, 12/15/20, Callable 11/15/20 @ 100(a)	379,930
95,000	BAE Systems plc, 3.85%, 12/15/25, Callable 9/15/25 @ 100(a)	94,186
145,000	Boeing Co., 6.13%, 2/15/33	183,541
555,000	General Dynamics Corp., 3.75%, 5/15/28, Callable 2/15/28 @ 100	560,048
135,000	Harris Corp., 2.70%, 4/27/20, Callable 3/27/20 @ 100	133,850
1,000,000	Harris Corp., 3.83%, 4/27/25, Callable 1/27/25 @ 100	980,892
1,545,000	Harris Corp., 4.40%, 6/15/28, Callable 3/15/28 @ 100	1,538,001
370,000	Harris Corp., 5.05%, 4/27/45, Callable 10/27/44 @ 100	380,609
1,565,000	Huntington Ingalls Industries, Inc., 5.00%, 11/15/25, Callable 11/15/20 @ 102.5(a)	1,589,962
2,995,000	Huntington Ingalls Industries, Inc., 3.48%, 12/1/27, Callable 9/1/27 @ 100	2,789,633
290,000	L3 Communications Holdings Corp., 3.95%, 5/28/24, Callable 2/28/24 @ 100	289,451
2,050,000	L3 Technologies, Inc., 3.85%, 6/15/23, Callable 5/15/23 @ 100	2,053,186
1,685,000	L3 Technologies, Inc., 3.85%, 12/15/26, Callable 9/15/26 @ 100	1,631,177
1,495,000	L3 Technologies, Inc., 4.40%, 6/15/28, Callable 3/15/28 @ 100	1,494,667
3,503,000	Lockheed Martin Corp., 2.90%, 3/1/25, Callable 12/1/24 @ 100	3,362,164
2,000	Lockheed Martin Corp., 3.55%, 1/15/26, Callable 10/15/25 @ 100	1,985
319,000	Lockheed Martin Corp., 4.50%, 5/15/36, Callable 11/15/35 @ 100	329,153
710,000	Lockheed Martin Corp., 4.07%, 12/15/42	677,472
1,605,000	Lockheed Martin Corp., 3.80%, 3/1/45, Callable 9/1/44 @ 100	1,462,402
785,000	Lockheed Martin Corp., 4.70%, 5/15/46, Callable 11/15/45 @ 100	817,994
724,000	Lockheed Martin Corp., 4.09%, 9/15/52, Callable 3/15/52 @ 100	675,790
1,810,000	Northrop Grumman Corp., 3.25%, 8/1/23	1,781,268
4,602,000	Northrop Grumman Corp., 2.93%, 1/15/25, Callable 11/15/24 @ 100	4,366,768
1,891,000	Northrop Grumman Corp., 3.25%, 1/15/28, Callable 10/15/27 @ 100	1,764,305
1,730,000	Northrop Grumman Corp., 4.03%, 10/15/47, Callable 4/15/47 @ 100	1,573,453
280,000	Raytheon Co., 7.20%, 8/15/27	352,383
365,000	Rockwell Collins, Inc., 3.10%, 11/15/21, Callable 8/15/21 @ 100	362,025
1,800,000	Rockwell Collins, Inc., 2.80%, 3/15/22, Callable 2/15/22 @ 100	1,749,573
1,385,000	Spirit AeroSystems, Inc., 3.95%, 6/15/23, Callable 5/15/23 @ 100	1,380,880

See accompanying notes to the financial statements.

5

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Corporate Bonds, continued
Aerospace & Defense, continued
$5,805,000	United Technologies Corp., 3.35%, 8/16/21	$5,789,292
1,025,000	United Technologies Corp., 1.95%, 11/1/21, Callable 10/1/21 @ 100^	983,950
500,000	United Technologies Corp., 4.50%, 6/1/42	472,370
760,000	United Technologies Corp., 3.75%, 11/1/46, Callable 5/1/46 @ 100	641,018
105,000	United Technologies Corp., 4.63%, 11/16/48, Callable 5/16/48 @ 100	101,397

		43,458,320

Air Freight & Logistics (0.1%):
500,000	FedEx Corp., 3.88%, 8/1/42	415,161
1,315,000	FedEx Corp., 4.55%, 4/1/46, Callable 10/1/45 @ 100	1,195,166
615,000	FedEx Corp., 4.40%, 1/15/47, Callable 7/15/46 @ 100	552,488

		2,162,815

Airlines (0.2%):
575,518	American Airlines, Series A, 3.38%, 11/1/28	546,938
1,193,233	American Airlines Pass Through Trust, Class B, Series 2015-2, 4.40%, 3/22/25	1,170,203
31,769	American Airlines Pass Through Trust, Class B, Series 2016-1, 5.25%, 7/15/25	32,703
528,965	American Airlines Pass Through Trust, Class AA, Series 2015-2, 3.60%, 3/22/29	509,076
66,461	American Airlines Passs Through Trust, Class B, Series 2017-2, 3.70%, 4/15/27	64,284
459,457	Continental Airlines, Class A, Series 2012-A, 4.15%, 10/11/25	457,982
375,000	Delta Air Lines, Inc., 3.63%, 3/15/22, Callable 2/15/22 @ 100	366,971
400,000	Southwest Airlines Co., 2.75%, 11/16/22, Callable 10/16/22 @ 100	391,389
13,593	United Airlines, Class B, Series 2014-1, 4.75%, 10/11/23	13,627
23,929	United Airlines, Class B, Series 2016-1, 3.65%, 7/7/27	23,392
370,000	United Airlines, Class B, Series 2018-1, 4.60%, 9/1/27	370,155
21,675	US Airways, Class B, Series 2012-2, 6.75%, 12/3/22	22,648
69,165	US Airways, Class B, Series 2013-1, 5.38%, 5/15/23	71,277

		4,040,645

Auto Components (0.1%):
50,000	Delphi Corp., 4.15%, 3/15/24, Callable 12/15/23 @ 100	50,050
164,000	Lear Corp., 5.25%, 1/15/25, Callable 1/15/20 @ 102.63	168,469
1,216,000	ZF North America Capital, Inc., 4.50%, 4/29/22(a)	1,187,806

		1,406,325

Automobiles (0.7%):
2,575,000	Daimler Finance North America LLC, 2.70%, 8/3/20(a)	2,542,329
1,205,000	Daimler Finance North America LLC, 3.75%, 11/5/21(a)	1,209,108

Principal Amount		Fair Value
Corporate Bonds, continued
Automobiles, continued
$1,590,000	Ford Motor Co., 7.45%, 7/16/31	$1,639,328
160,000	Ford Motor Co., 4.75%, 1/15/43	123,390
690,000	General Motors Co., 6.25%, 10/2/43	646,767
1,025,000	General Motors Co., 6.75%, 4/1/46, Callable 10/1/45 @ 100	992,307
540,000	General Motors Co., 5.40%, 4/1/48, Callable 10/1/47 @ 100^	459,890
1,400,000	Nissan Motor Acceptance Corp., 3.15%, 3/15/21(a)	1,380,204
1,390,000	Volkswagen Group of America Finance LLC, 2.40%, 5/22/20(a)	1,368,390
1,805,000	Volkswagen Group of America Finance LLC, 3.88%, 11/13/20(a)	1,813,806
625,000	Volkswagen Group of America Finance LLC, 4.00%, 11/12/21(a)	624,612

		12,800,131

Banks (3.3%):
2,230,000	Bank of America Corp., Series G, 2.63%, 4/19/21^	2,199,670
7,430,000	Bank of America Corp., Series G, 2.37%(US0003M+66bps), 7/21/21, Callable 7/21/20 @ 100	7,297,037
185,000	Bank of America Corp., 4.13%, 1/22/24, MTN	187,521
5,560,000	Bank of America Corp., 3.55%(US0003M+78bps), 3/5/24, Callable 3/5/23 @ 100	5,492,758
1,095,000	Bank of America Corp., 4.00%, 4/1/24	1,101,069
625,000	Bank of America Corp., 3.86%(US0003M+94bps), 7/23/24, Callable 7/23/23 @ 100	623,511
4,010,000	Bank of America Corp., 4.20%, 8/26/24	3,977,118
1,015,000	Bank of America Corp., 4.00%, 1/22/25, MTN	988,758
1,810,000	Bank of America Corp., Series G, 3.50%, 4/19/26	1,741,829
1,040,000	Bank of America Corp., 3.82%(US0003M+158bps), 1/20/28, Callable 1/20/27 @ 100, MTN	1,008,905
380,000	Bank of America Corp., 4.24%(US0003M+181bps), 4/24/38, Callable 4/24/37 @ 100	361,492
920,000	Citigroup, Inc., 2.45%, 1/10/20, Callable 12/10/19 @ 100	912,612
830,000	Citigroup, Inc., 2.40%, 2/18/20^	822,463
1,030,000	Citigroup, Inc., 2.65%, 10/26/20	1,016,307
920,000	Citigroup, Inc., 2.88%(US0003M+95bps), 7/24/23, Callable 7/24/22 @ 100	890,310
1,545,000	Citigroup, Inc., 4.40%, 6/10/25	1,512,005
225,000	Citigroup, Inc., 3.20%, 10/21/26, Callable 7/21/26 @ 100	207,717
965,000	Citizens Bank NA, 2.20%, 5/26/20, Callable 4/26/20 @ 100	951,173
250,000	Citizens Bank NA, 2.55%, 5/13/21, Callable 4/13/21 @ 100	244,520
40,000	Citizens Financial Group, Inc., 2.38%, 7/28/21, Callable 6/28/21 @ 100^	39,007
1,042,000	Fifth Third Bank, Series B, 3.85%, 3/15/26, Callable 2/15/26 @ 100	1,026,349
850,000	HSBC USA, Inc., 2.35%, 3/5/20	841,418
435,000	HSBC USA, Inc., 5.00%, 9/27/20	444,226
470,000	Huntington National Bank (The), 2.40%, 4/1/20, Callable 3/1/20 @ 100	465,002
20,000	JPMorgan Chase & Co., 2.75%, 6/23/20, Callable 5/23/20 @ 100	19,885

See accompanying notes to the financial statements.

6

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Corporate Bonds, continued
Banks, continued
$1,720,000	JPMorgan Chase & Co., 2.30%, 8/15/21, Callable 8/15/20 @ 100	$1,678,106
125,000	JPMorgan Chase & Co., 4.50%, 1/24/22	128,798
7,934,000	JPMorgan Chase & Co., 2.78%(US0003M+94bps), 4/25/23, Callable 4/25/22 @ 100^	7,693,173
445,000	JPMorgan Chase & Co., 3.38%, 5/1/23	435,269
3,325,000	JPMorgan Chase & Co., 3.56%(US0003M+73bps), 4/23/24, Callable 4/23/23 @ 100	3,299,853
3,796,000	JPMorgan Chase & Co., 3.78%(US0003M+134bps), 2/1/28, Callable 2/1/27 @ 100	3,684,852
470,000	JPMorgan Chase & Co., 3.54%(US0003M+138bps), 5/1/28, Callable 5/1/27 @ 100	448,092
2,320,000	JPMorgan Chase & Co., 3.51%(US0003M+95bps), 1/23/29, Callable 1/23/28 @ 100	2,196,817
470,000	JPMorgan Chase & Co., 4.20%(US0003M+126bps), 7/23/29, Callable 7/23/28 @ 100	468,571
250,000	KeyBank NA, Series B, 3.35%, 6/15/21	250,780
500,000	KeyBank NA, Series B, 2.40%, 6/9/22	484,217
200,000	KeyCorp, 2.90%, 9/15/20	198,490
345,000	KeyCorp, 4.15%, 10/29/25	350,434
245,000	SunTrust Banks, Inc., 4.00%, 5/1/25, Callable 3/1/25 @ 100	245,787
440,000	Synovus Financial Corp., 3.13%, 11/1/22, Callable 10/1/22 @ 100	415,246
128,000	Wachovia Corp., 5.50%, 8/1/35	137,790
514,000	Wells Fargo & Co., Series G, 2.60%, 7/22/20	509,018
2,200,000	Wells Fargo & Co., 2.63%, 7/22/22, MTN	2,121,374
320,000	Wells Fargo & Co., 3.30%, 9/9/24, MTN	309,549
250,000	Wells Fargo & Co., 3.00%, 4/22/26	232,960
1,257,000	Wells Fargo & Co., 3.00%, 10/23/26^	1,163,636
655,000	Wells Fargo & Co., Series G, 4.30%, 7/22/27	644,301
4,290,000	Wells Fargo Bank NA, 2.60%, 1/15/21	4,236,715
330,000	Zions Bancorp NA, 3.50%, 8/27/21	328,977

		66,035,467

Beverages (0.6%):
2,285,000	Anheuser-Busch Cos. LLC, 4.70%, 2/1/36, Callable 8/1/35 @ 100(a)	2,119,104
1,625,000	Anheuser-Busch Cos. LLC, 4.90%, 2/1/46, Callable 8/1/45 @ 100(a)	1,507,001
3,029,000	Anheuser-Busch InBev Finance, Inc., 2.63%, 1/17/23	2,882,955
520,000	Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	496,491
685,000	Anheuser-Busch InBev Worldwide, Inc., 4.75%, 4/15/58, Callable 10/15/57 @ 100	596,107
210,000	Constellation Brands, Inc., 3.21%(US0003M+70bps), 11/15/21, Callable 10/30/19 @ 100	207,485
720,000	Constellation Brands, Inc., 3.60%, 2/15/28, Callable 11/15/27 @ 100	663,074
150,000	Dr Pepper Snapple Group, Inc., 4.42%, 12/15/46, Callable 6/15/46 @ 100	132,398
260,000	Maple Escrow Subsidiary, Inc., 3.55%, 5/25/21(a)	259,606

Principal Amount		Fair Value
Corporate Bonds, continued
Beverages, continued
$650,000	Maple Escrow Subsidiary, Inc., 4.06%, 5/25/23, Callable 4/25/23 @ 100(a)	$647,750
675,000	Molson Coors Brewing Co., 2.25%, 3/15/20, Callable 2/15/20 @ 100^	665,802
930,000	PepsiCo, Inc., 2.38%, 10/6/26, Callable 7/6/26 @ 100	853,785
200,000	PepsiCo, Inc., 3.45%, 10/6/46, Callable 4/6/46 @ 100	177,504
415,000	PepsiCo, Inc., 4.00%, 5/2/47, Callable 11/2/46 @ 100^	405,700

		11,614,762

Biotechnology (0.6%):
1,130,000	AbbVie, Inc., 3.38%, 11/14/21	1,128,937
2,250,000	AbbVie, Inc., 3.60%, 5/14/25, Callable 2/14/25 @ 100	2,158,165
265,000	AbbVie, Inc., 4.70%, 5/14/45, Callable 11/14/44 @ 100	240,994
540,000	AbbVie, Inc., 4.45%, 5/14/46, Callable 11/14/45 @ 100	472,359
100,000	AbbVie, Inc., 4.88%, 11/14/48, Callable 5/14/48 @ 100	93,300
500,000	Amgen, Inc., 1.85%, 8/19/21, Callable 7/19/21 @ 100^	482,122
640,000	Amgen, Inc., 2.60%, 8/19/26, Callable 5/19/26 @ 100	581,568
350,000	Amgen, Inc., 4.40%, 5/1/45, Callable 11/1/44 @ 100	327,316
254,000	Amgen, Inc., 4.56%, 6/15/48, Callable 12/15/47 @ 100	243,246
304,000	Amgen, Inc., 4.66%, 6/15/51, Callable 12/15/50 @ 100	286,425
605,000	Baxalta, Inc., 4.00%, 6/23/25, Callable 3/23/25 @ 100	591,485
90,000	Celgene Corp., 3.95%, 10/15/20	90,968
420,000	Celgene Corp., 3.25%, 8/15/22	412,349
410,000	Celgene Corp., 3.55%, 8/15/22	405,497
380,000	Celgene Corp., 3.25%, 2/20/23, Callable 1/20/23 @ 100	371,052
512,000	Celgene Corp., 3.88%, 8/15/25, Callable 5/15/25 @ 100	492,883
220,000	Celgene Corp., 3.90%, 2/20/28, Callable 11/20/27 @ 100	206,355
50,000	Gilead Sciences, Inc., 2.50%, 9/1/23, Callable 7/1/23 @ 100^	48,235
800,000	Gilead Sciences, Inc., 3.65%, 3/1/26, Callable 12/1/25 @ 100	784,161
230,000	Gilead Sciences, Inc., 4.80%, 4/1/44, Callable 10/1/43 @ 100	230,682
610,000	Gilead Sciences, Inc., 4.75%, 3/1/46, Callable 9/1/45 @ 100	605,176
880,000	Gilead Sciences, Inc., 4.15%, 3/1/47, Callable 9/1/46 @ 100	810,604

		11,063,879

Capital Markets (1.7%):
1,710,000	Ares Capital Corp., 4.25%, 3/1/25, Callable 1/1/25 @ 100	1,628,112

See accompanying notes to the financial statements.

7

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Corporate Bonds, continued
Capital Markets, continued
$1,475,000	Bank of New York Mellon Corp. (The), 2.05%, 5/3/21, Callable 4/3/21 @ 100, MTN	$1,439,636
260,000	Bank of New York Mellon Corp. (The), 2.95%, 1/29/23, Callable 12/29/22 @ 100	255,908
185,000	Bank of New York Mellon Corp. (The), 3.00%, 10/30/28, Callable 7/30/28 @ 100	169,912
335,000	Bank of New York Mellon Corp. (The), 3.30%, 8/23/29, Callable 5/23/29 @ 100, MTN	313,385
950,000	Bank of New York Mellon Corp. (The), 4.62%(US0003M+313bps), 12/29/49, Callable 9/20/26 @ 100	851,438
1,435,000	Chalres Schwab Corp., Series E, 4.62%(US0003M+332bps), 12/29/49, Callable 3/1/22 @ 100^	1,313,025
305,000	CME Group, Inc., 3.75%, 6/15/28, Callable 3/15/28 @ 100^	309,093
1,815,000	Goldman Sachs Group, Inc., 4.00%, 3/3/24	1,790,994
425,000	Goldman Sachs Group, Inc., 3.79%(US0003M+117bps), 5/15/26, Callable 5/15/25 @ 100	407,904
1,320,000	Goldman Sachs Group, Inc., 3.69%(US0003M+151bps), 6/5/28, Callable 6/5/27 @ 100	1,226,769
2,140,000	Goldman Sachs Group, Inc., 4.22%(US0003M+130bps), 5/1/29, Callable 5/1/28 @ 100	2,059,511
355,000	Goldman Sachs Group, Inc. (The), 3.31%(US0003M+78bps), 10/31/22, Callable 10/31/21 @ 100	345,905
415,000	Goldman Sachs Group, Inc. (The), 3.75%, 2/25/26, Callable 11/25/25 @ 100	392,443
455,000	Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26, Callable 11/16/25 @ 100	420,261
106,000	Goldman Sachs Group, Inc. (The), 5.95%, 1/15/27^	111,618
930,000	Goldman Sachs Group, Inc. (The), 3.85%, 1/26/27, Callable 1/26/26 @ 100	874,802
45,000	Goldman Sachs Group, Inc. (The), 4.80%, 7/8/44, Callable 1/8/44 @ 100	42,855
320,000	Intercontinental Exchange, Inc., 3.45%, 9/21/23, Callable 8/21/23 @ 100	321,037
760,000	Intercontinental Exchange, Inc., 4.00%, 10/15/23	777,456
125,000	Intercontinental Exchange, Inc., 3.75%, 9/21/28, Callable 6/21/28 @ 100	124,437
760,000	Intercontinental Exchange, Inc., 4.25%, 9/21/48, Callable 3/21/48 @ 100	744,811
425,000	Moody’s Corp., 4.25%, 2/1/29, Callable 11/1/28 @ 100	432,857
1,555,000	Morgan Stanley, 3.75%, 2/25/23	1,552,259
3,450,000	Morgan Stanley, Series G, 3.88%, 1/27/26	3,365,031
2,880,000	Morgan Stanley, 3.13%, 7/27/26, MTN	2,662,947
3,750,000	Morgan Stanley, 3.63%, 1/20/27	3,563,993
2,205,000	Morgan Stanley, 3.77%(US0003M+114bps), 1/24/29, Callable 1/24/28 @ 100^	2,109,688
760,000	Morgan Stanley, 4.38%, 1/22/47	719,294

Principal Amount		Fair Value
Corporate Bonds, continued
Capital Markets, continued
$320,000	S&P Global, Inc., 4.00%, 6/15/25, Callable 3/15/25 @ 100	$325,838
741,000	State Street Corp., Series F, 5.25%(US0003M+360bps), 12/31/49, Callable 9/15/20 @ 100^	727,106
1,510,000	State Street Corp., Series H, 5.63%(US0003M+254bps), 12/31/99, Callable 12/15/23 @ 100^	1,426,950

		32,807,275

Chemicals (0.3%):
560,000	Dow Chemical Co. (The), 4.55%, 11/30/25, Callable 9/30/25 @ 100(a)	569,699
49,000	Dow Chemical Co. (The), 4.38%, 11/15/42, Callable 5/15/42 @ 100	43,000
2,860,000	DowDuPont, Inc., 4.49%, 11/15/25, Callable 9/15/25 @ 100	2,944,586
1,560,000	DowDuPont, Inc., 5.42%, 11/15/48, Callable 5/15/48 @ 100	1,620,751
130,000	Eastman Chemical Co., 2.70%, 1/15/20, Callable 12/15/19 @ 100	129,042
220,000	Eastman Chemical Co., 4.65%, 10/15/44, Callable 4/15/44 @ 100	196,707
1,000,000	Ecolab, Inc., 2.70%, 11/1/26, Callable 8/1/26 @ 100	933,052
45,000	LyondellBasell Idustries NV, 4.88%, 3/15/44, Callable 9/15/43 @ 100	40,865
220,000	RPM International, Inc., 3.75%, 3/15/27, Callable 12/15/26 @ 100	208,892

		6,686,594

Commercial Services & Supplies (0.1%):
90,000	Republic Services, Inc., 4.75%, 5/15/23, Callable 2/15/23 @ 100	94,206
535,000	Republic Services, Inc., 3.20%, 3/15/25, Callable 12/15/24 @ 100	519,091
45,000	Republic Services, Inc., 2.90%, 7/1/26, Callable 4/1/26 @ 100^	42,445
35,000	Republic Services, Inc., 3.38%, 11/15/27, Callable 8/15/27 @ 100	33,528
1,310,000	Republic Services, Inc., 3.95%, 5/15/28, Callable 2/15/28 @ 100	1,310,847

		2,000,117

Communications Equipment (0.0%)†:
35,000	Cisco Systems, Inc., 2.20%, 9/20/23, Callable 7/20/23 @ 100^	33,517
50,000	Juniper Networks, Inc., 4.35%, 6/15/25, Callable 3/15/25 @ 100	49,875
400,000	Motorola Solutions, Inc., 3.50%, 9/1/21	396,816
224,000	Motorola Solutions, Inc., 4.00%, 9/1/24	217,984

		698,192

Consumer Finance (1.2%):
320,000	American Express Co., 3.40%, 2/27/23, Callable 1/27/23 @ 100	317,022
595,000	American Express Co., 3.70%, 8/3/23, Callable 7/3/23 @ 100	596,721

See accompanying notes to the financial statements.

8

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Corporate Bonds, continued
Consumer Finance, continued
$335,000	Capital One Financial Corp., 3.75%, 7/28/26, Callable 6/28/26 @ 100^	$306,840
250,000	Discover Bank, 3.35%, 2/6/23, Callable 1/6/23 @ 100	243,340
370,000	Discover Bank, 3.45%, 7/27/26, Callable 4/27/26 @ 100	339,289
270,000	Ford Motor Credit Co. LLC, 3.16%, 8/4/20	264,581
705,000	Ford Motor Credit Co. LLC, 3.20%, 1/15/21	683,677
203,000	Ford Motor Credit Co. LLC, 3.34%, 3/18/21	196,973
1,380,000	Ford Motor Credit Co. LLC, 3.81%, 10/12/21	1,340,248
1,550,000	Ford Motor Credit Co. LLC, 3.10%, 5/4/23	1,401,169
435,000	Ford Motor Credit Co. LLC, 3.66%, 9/8/24^	389,060
810,000	Ford Motor Credit Co. LLC, 4.39%, 1/8/26^	730,220
2,269,000	General Motors Financial Co., Inc., 3.20%, 7/13/20, Callable 6/13/20 @ 100	2,240,832
1,740,000	General Motors Financial Co., Inc., 2.45%, 11/6/20	1,690,014
755,000	General Motors Financial Co., Inc., 4.38%, 9/25/21	756,461
635,000	General Motors Financial Co., Inc., 3.45%, 4/10/22, Callable 2/10/22 @ 100	614,084
1,752,000	General Motors Financial Co., Inc., 3.95%, 4/13/24, Callable 2/13/24 @ 100	1,663,892
95,000	Hyundai Capital America, 2.50%, 3/18/19(a)	94,842
2,060,000	Hyundai Capital America, 1.75%, 9/27/19(a)	2,033,062
945,000	Hyundai Capital America, 2.55%, 4/3/20(a)	932,978
588,000	Hyundai Capital America, 3.00%, 10/30/20(a)	581,376
225,000	John Deere Capital Corp., 2.65%, 1/6/22, MTN^	220,697
865,000	Synchrony Bank, Series B, 3.65%, 5/24/21, Callable 4/24/21 @ 100	846,356
1,690,000	Synchrony Financial, 3.00%, 8/15/19, Callable 7/15/19 @ 100	1,678,845
2,250,000	Synchrony Financial, 2.70%, 2/3/20, Callable 1/3/20 @ 100	2,211,779
220,000	Toyota Motor Credit Corp., Series G, 3.45%, 9/20/23, MTN	220,367

		22,594,725

Containers & Packaging (0.1%):
715,000	International Paper Co., 4.35%, 8/15/48, Callable 2/15/48 @ 100	611,735
685,000	WestRock RKT Co., 4.90%, 3/1/22	704,986

		1,316,721

Diversified Consumer Services (0.1%):
145,000	California Institute of Technology, 4.32%, 8/1/45	153,424
360,000	Massachusetts Institute of Technology, 4.68%, 7/1/14	395,082
114,000	Pres & Fellows of Harvar, 3.15%, 7/15/46, Callable 1/15/46 @ 100	101,695
575,000	Pres & Fellows of Harvar, 3.30%, 7/15/56, Callable 1/15/56 @ 100	508,654

		1,158,855

Diversified Financial Services (0.1%):
1,220,000	AXA Equitable Holdings, Inc., 3.90%, 4/20/23, Callable 3/20/23 @ 100(a)	1,204,882
135,000	Berkshire Hathaway, Inc., 2.75%, 3/15/23, Callable 1/15/23 @ 100	132,526

Principal Amount		Fair Value
Corporate Bonds, continued
Diversified Financial Services, continued
$95,000	Berkshire Hathaway, Inc., 3.13%, 3/15/26, Callable 12/15/25 @ 100	$92,078
320,000	BP Capital Markets America, Inc., 3.12%, 5/4/26, Callable 2/4/26 @ 100	300,906
1,000,000	PPL Capital Funding, Inc., 3.40%, 6/1/23, Callable 3/1/23 @ 100	989,362

		2,719,754

Diversified Telecommunication Services (1.0%):
1,000,000	AT&T, Inc., 2.80%, 2/17/21, Callable 1/17/21 @ 100	987,510
1,000,000	AT&T, Inc., 3.88%, 11/27/22(a)(c)	866,762
150,000	AT&T, Inc., 4.45%, 4/1/24, Callable 1/1/24 @ 100	152,489
185,000	AT&T, Inc., 3.95%, 1/15/25, Callable 10/15/24 @ 100	180,903
3,886,000	AT&T, Inc., 4.30%, 2/15/30, Callable 11/15/29 @ 100	3,672,214
170,000	AT&T, Inc., 4.50%, 5/15/35, Callable 11/15/34 @ 100	152,626
122,000	AT&T, Inc., 4.90%, 8/15/37, Callable 2/14/37 @ 100	113,752
2,465,000	AT&T, Inc., 4.35%, 6/15/45, Callable 12/15/44 @ 100	2,083,091
1,010,000	AT&T, Inc., 4.75%, 5/15/46, Callable 11/15/45 @ 100	896,773
3,744,000	Verizon Communications, Inc., 4.33%, 9/21/28	3,759,387
3,225,000	Verizon Communications, Inc., 4.50%, 8/10/33	3,183,351
510,000	Verizon Communications, Inc., 4.40%, 11/1/34, Callable 5/1/34 @ 100	491,534
880,000	Verizon Communications, Inc., 4.27%, 1/15/36	821,808
222,000	Verizon Communications, Inc., 4.86%, 8/21/46	218,175
1,350,000	Verizon Communications, Inc., 5.50%, 3/16/47^	1,435,611

		19,015,986

Electric Utilities (1.7%):
430,000	AEP Texas, Inc., 2.40%, 10/1/22, Callable 9/1/22 @ 100^	416,991
290,000	AEP Texas, Inc., 3.95%, 6/1/28, Callable 3/1/28 @ 100^(a)	290,432
750,000	AEP Transmission Co. LLC, 4.25%, 9/15/48, Callable 3/15/48 @ 100	755,703
168,000	Alabama Power Co., Series 2011-C, 5.20%, 6/1/41	181,426
320,000	Alabama Power Co., 3.85%, 12/1/42	297,907
640,000	Alabama Power Co., 4.15%, 8/15/44, Callable 2/15/44 @ 100	626,137
480,000	Alabama Power Co., Series A, 4.30%, 7/15/48, Callable 1/15/48 @ 100	480,774
680,000	Alliant Energy Finance, 3.75%, 6/15/23, Callable 5/15/23 @ 100(a)	684,195
500,000	Baltimore Gas & Electric, 2.80%, 8/15/22, Callable 5/15/22 @ 100	490,077
500,000	Baltimore Gas & Electric, 2.40%, 8/15/26, Callable 5/15/26 @ 100^	457,432
900,000	Baltimore Gas & Electric Co., 3.75%, 8/15/47, Callable 2/15/47 @ 100^	825,284
110,000	Baltimore Gas & Electric Co., 4.25%, 9/15/48, Callable 3/15/48 @ 100	109,236

See accompanying notes to the financial statements.

9

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Corporate Bonds, continued
Electric Utilities, continued
$704,000	DTE Electric Co., 3.65%, 3/15/24, Callable 12/15/23 @ 100	$718,602
600,000	DTE Electric Co., 3.75%, 8/15/47, Callable 2/15/47 @ 100	558,135
1,000,000	Duke Energy Carolinas LLC, 4.25%, 12/15/41, Callable 6/15/41 @ 100	1,002,570
555,000	Duke Energy Carolinas LLC, 3.75%, 6/1/45, Callable 12/1/44 @ 100	511,475
465,000	Duke Energy Carolinas LLC, 3.95%, 3/15/48, Callable 9/15/47 @ 100	443,701
1,500,000	Duke Energy Corp., 1.80%, 9/1/21, Callable 8/1/21 @ 100	1,435,732
220,000	Duke Energy Corp., 3.05%, 8/15/22, Callable 5/15/22 @ 100	215,596
1,640,000	Duke Energy Corp., 3.95%, 10/15/23, Callable 7/15/23 @ 100	1,654,798
1,500,000	Duke Energy Corp., 2.65%, 9/1/26, Callable 6/1/26 @ 100	1,363,703
140,000	Duke Energy Corp., 3.75%, 9/1/46, Callable 3/1/46 @ 100	121,038
470,000	Duke Energy Florida LLC, 4.20%, 7/15/48, Callable 1/15/48 @ 100	467,971
255,000	Duke Energy Progress LLC, 3.00%, 9/15/21, Callable 6/15/21 @ 100	255,364
220,000	Duke Energy Progress LLC, 5.70%, 4/1/35	248,307
430,000	Duke Energy Progress LLC, 4.10%, 3/15/43, Callable 9/15/42 @ 100	416,650
670,000	Duke Energy Progress LLC, 4.20%, 8/15/45, Callable 2/15/45 @ 100	664,830
45,000	Emera US Finance LP, 2.15%, 6/15/19	44,632
220,000	Entergy Louisiana LLC, 5.40%, 11/1/24	241,829
850,000	Entergy Louisiana LLC, 4.00%, 3/15/33, Callable 12/15/32 @ 100	859,820
65,000	Entergy Louisiana LLC, 4.20%, 9/1/48, Callable 3/1/48 @ 100	64,153
490,000	Entergy Texas, Inc., 3.45%, 12/1/27, Callable 9/1/27 @ 100	469,577
440,000	Eversource Energy, Series L, 2.90%, 10/1/24, Callable 8/1/24 @ 100	421,680
135,000	Exelon Corp., 2.85%, 6/15/20, Callable 5/15/20 @ 100	133,930
15,000	Exelon Corp., 2.45%, 4/15/21, Callable 3/15/21 @ 100	14,671
92,000	Exelon Corp., 4.95%, 6/15/35, Callable 12/15/34 @ 100	92,635
163,000	Exelon Corp., 5.63%, 6/15/35	175,836
450,000	Florida Power & Light Co., 3.13%, 12/1/25, Callable 6/1/25 @ 100	445,841
110,000	Florida Power & Light Co., 5.69%, 3/1/40	133,868
460,000	Florida Power & Light Co., 4.05%, 6/1/42, Callable 12/1/41 @ 100	458,537
170,000	Florida Power & Light Co., 3.80%, 12/15/42, Callable 6/15/42 @ 100	161,775
340,000	Florida Power & Light Co., 3.70%, 12/1/47, Callable 6/1/47 @ 100	317,935
155,000	Florida Power & Light Co., 3.95%, 3/1/48, Callable 9/1/47 @ 100	151,380

Principal Amount		Fair Value
Corporate Bonds, continued
Electric Utilities, continued
$120,000	Florida Power & Light Co., 4.13%, 6/1/48, Callable 12/1/47 @ 100	$120,307
568,000	Georgia Power Co., 2.00%, 3/30/20	558,728
750,000	Georgia Power Co., 3.25%, 3/30/27, Callable 12/30/26 @ 100	701,650
120,000	Indiana Michigan Power Co., 4.25%, 8/15/48, Callable 2/15/48 @ 100	117,945
290,000	Mid-Atlantic Interstate Transmission LLC, 4.10%, 5/15/28(a)	287,934
365,000	NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27, Callable 2/1/27 @ 100	348,300
110,000	Northern States Power Co., 3.40%, 8/15/42, Callable 2/15/42 @ 100^	99,135
320,000	Northern States Power Co., 3.60%, 5/15/46, Callable 11/15/45 @ 100	295,479
660,000	Northern States Power Co., 3.60%, 9/15/47, Callable 3/15/47 @ 100	604,160
135,000	Northern States Power Co., 4.20%, 9/1/48, Callable 3/1/48 @ 100	132,780
275,000	Ohio Power Co., Series G, 6.60%, 2/15/33	343,321
120,000	Ohio Power Co., 4.15%, 4/1/48, Callable 10/1/47 @ 100	118,415
170,000	Oncor Electric Delivery Co., LLC, 3.80%, 9/30/47, Callable 3/30/47 @ 100	160,763
350,000	Pacific Gas & Electric Co., 6.05%, 3/1/34	324,295
350,000	PacifiCorp, 4.13%, 1/15/49, Callable 7/15/48 @ 100	344,430
325,000	PacifiCorp., 5.75%, 4/1/37	387,977
660,000	PECO Energy Co., 3.90%, 3/1/48, Callable 9/1/47 @ 100	630,613
480,000	Public Service Electric & Gas Co., 3.65%, 9/1/28, Callable 6/1/28 @ 100	485,989
490,000	Southwestern Electric Power Co., Series M, 4.10%, 9/15/28, Callable 6/15/28 @ 100	491,735
600,000	Southwestern Public Service Co., 3.30%, 6/15/24, Callable 12/15/23 @ 100	597,908
560,000	Tampa Electric Co., 2.60%, 9/15/22, Callable 6/15/22 @ 100	542,895
395,000	Tampa Electric Co., 4.30%, 6/15/48, Callable 12/15/47 @ 100	377,451
510,000	Virginia Electric & Power Co., 3.45%, 9/1/22, Callable 6/1/22 @ 100	511,883
235,000	Virginia Electric & Power Co., Series C, 2.75%, 3/15/23, Callable 12/15/22 @ 100	229,136
1,075,000	Virginia Electric & Power Co., Series A, 3.15%, 1/15/26, Callable 10/15/25 @ 100	1,038,142
215,000	Virginia Electric & Power Co., Series B, 2.95%, 11/15/26, Callable 8/15/26 @ 100	204,109
730,000	Virginia Electric & Power Co., Series A, 3.80%, 4/1/28, Callable 1/1/28 @ 100	733,073
25,000	Virginia Electric & Power Co., 6.35%, 11/30/37	30,758
2,110,000	Virginia Electric & Power Co., 4.00%, 1/15/43, Callable 7/15/42 @ 100	1,992,731
255,000	Virginia Electric & Power Co., Series C, 4.00%, 11/15/46, Callable 5/15/46 @ 100^	241,193

		32,935,400

See accompanying notes to the financial statements.

10

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Corporate Bonds, continued
Electrical Equipment (0.0%)†:
$645,000	Eaton Corp., 2.75%, 11/2/22	$627,323

Electronic Equipment, Instruments & Components (0.1%):
40,000	Avnet, Inc., 4.63%, 4/15/26, Callable 1/15/26 @ 100	39,081
1,505,000	Corning, Inc., 4.38%, 11/15/57, Callable 5/15/57 @ 100	1,263,147
435,000	Trimble, Inc., 4.15%, 6/15/23, Callable 5/15/23 @ 100	437,302

		1,739,530

Energy Equipment & Services (0.1%):
75,000	Halliburton Co., 3.80%, 11/15/25, Callable 8/15/25 @ 100	72,674
790,000	Patterson-UTI Energy, Inc., 3.95%, 2/1/28, Callable 11/1/27 @ 100^	724,426
610,000	Schlumberger Holdings Corp., 4.00%, 12/21/25, Callable 9/21/25 @ 100(a)	602,095

		1,399,195

Entertainment (0.2%):
1,844,000	Activision Blizzard, Inc., 2.30%, 9/15/21, Callable 8/15/21 @ 100	1,795,859
1,260,000	Activision Blizzard, Inc., 3.40%, 9/15/26, Callable 6/15/26 @ 100	1,183,492
1,555,000	Activision Blizzard, Inc., 3.40%, 6/15/27, Callable 3/15/27 @ 100	1,465,079

		4,444,430

Equity Real Estate Investment Trusts (0.3%):
25,000	Crown Castle International Corp., 3.40%, 2/15/21, Callable 1/15/21 @ 100	24,991
175,000	Crown Castle International Corp., 2.25%, 9/1/21, Callable 8/1/21 @ 100	169,194
2,000,000	Crown Castle International Corp., 5.25%, 1/15/23	2,076,848
535,000	Crown Castle International Corp., 3.70%, 6/15/26, Callable 3/15/26 @ 100	514,270
240,000	Crown Castle International Corp., 4.75%, 5/15/47, Callable 11/15/46 @ 100	222,466
2,305,000	GLP Capital LP, 4.88%, 11/1/20, Callable 8/1/20 @ 100	2,324,592
410,000	Realty Income Corp., 3.00%, 1/15/27, Callable 10/15/26 @ 100	381,196

		5,713,557

Food & Staples Retailing (0.2%):
970,000	Sysco Corp., 3.55%, 3/15/25, Callable 1/15/25 @ 100^	955,207
255,000	Walgreen Co., 4.40%, 9/15/42	223,548
245,000	Walgreens Boots Alliance, Inc., 3.80%, 11/18/24, Callable 8/18/24 @ 100	241,274
952,000	Walgreens Boots Alliance, Inc., 3.45%, 6/1/26, Callable 3/1/26 @ 100	895,725
935,000	Walgreens Boots Alliance, Inc., 4.80%, 11/18/44, Callable 5/18/44 @ 100	851,293
295,000	Wal-Mart Stores, Inc., 3.55%, 6/26/25, Callable 4/26/25 @ 100^	298,253
305,000	Wal-Mart Stores, Inc., 4.00%, 4/11/43, Callable 10/11/42 @ 100	303,416

Principal Amount		Fair Value
Corporate Bonds, continued
Food & Staples Retailing, continued
$189,000	Wal-Mart Stores, Inc., 4.30%, 4/22/44, Callable 10/22/43 @ 100	$190,739
140,000	Wal-Mart Stores, Inc., 4.05%, 6/29/48, Callable 12/29/47 @ 100	139,303

		4,098,758

Food Products (0.2%):
230,000	Conagra Brands, Inc., 3.80%, 10/22/21	230,081
855,000	General Mills, Inc., 4.00%, 4/17/25, Callable 2/17/25 @ 100	841,444
470,000	Kraft Heinz Foods Co., 3.00%, 6/1/26, Callable 3/1/26 @ 100	419,279
105,000	Tyson Foods, Inc., 3.90%, 9/28/23, Callable 8/23/23 @ 100^	104,854
1,011,000	Tyson Foods, Inc., 3.55%, 6/2/27, Callable 3/2/27 @ 100^	942,195
320,000	Tyson Foods, Inc., 4.55%, 6/2/47, Callable 12/2/46 @ 100	280,393
110,000	Tyson Foods, Inc., 5.10%, 9/28/48, Callable 3/23/48 @ 100	105,556

		2,923,802

Health Care Equipment & Supplies (0.3%):
935,000	Abbott Laboratories, 3.40%, 11/30/23, Callable 9/30/23 @ 100	932,148
1,195,000	Abbott Laboratories, 2.95%, 3/15/25, Callable 12/15/24 @ 100^	1,149,551
35,000	Abbott Laboratories, 3.88%, 9/15/25, Callable 6/15/25 @ 100	35,441
154,000	Abbott Laboratories, 3.75%, 11/30/26, Callable 8/30/26 @ 100	152,090
166,000	Abbott Laboratories, 4.75%, 4/15/43, Callable 10/15/42 @ 100	172,144
1,070,000	Baxter International, Inc., 1.70%, 8/15/21, Callable 7/15/21 @ 100	1,026,558
109,000	Becton Dickinson & Co., 2.68%, 12/15/19	107,964
84,000	Becton Dickinson and Co., 3.73%, 12/15/24, Callable 9/15/24 @ 100	81,144
395,000	Edwards Lifesciences Corp., 4.30%, 6/15/28, Callable 3/15/28 @ 100	399,359
830,000	Medtronic, Inc., 3.50%, 3/15/25	826,721
1,360,000	Medtronic, Inc., 4.38%, 3/15/35	1,392,421

		6,275,541

Health Care Providers & Services (1.0%):
55,000	Aetna, Inc., 2.75%, 11/15/22, Callable 8/15/22 @ 100	52,765
380,000	Aetna, Inc., 4.13%, 11/15/42, Callable 5/15/42 @ 100	328,961
110,000	Aetna, Inc., 3.88%, 8/15/47, Callable 2/15/47 @ 100	93,130
715,000	Anthem, Inc., 2.95%, 12/1/22, Callable 11/1/22 @ 100	697,295
10,000	Anthem, Inc., 3.65%, 12/1/27, Callable 9/1/27 @ 100	9,554
255,000	Anthem, Inc., 4.38%, 12/1/47, Callable 6/1/47 @ 100	237,161

See accompanying notes to the financial statements.

11

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Corporate Bonds, continued
Health Care Providers & Services, continued
$1,065,000	Cigna Corp., 3.25%, 4/15/25, Callable 1/15/25 @ 100	$1,012,126
230,000	Cigna Corp., 3.05%, 10/15/27, Callable 7/15/27 @ 100	210,389
705,000	CVS Health Corp., 3.35%, 3/9/21	702,987
2,805,000	CVS Health Corp., 3.70%, 3/9/23, Callable 2/9/23 @ 100	2,774,973
3,270,000	CVS Health Corp., 4.30%, 3/25/28, Callable 12/25/27 @ 100	3,196,782
520,000	CVS Health Corp., 5.13%, 7/20/45, Callable 1/20/45 @ 100	506,173
695,000	CVS Health Corp., 5.05%, 3/25/48, Callable 9/25/47 @ 100	675,964
4,025,000	Halfmoon Parent, Inc., 3.20%, 9/17/20(a)	4,008,457
735,000	Halfmoon Parent, Inc., 3.75%, 7/15/23, Callable 6/15/23 @ 100(a)	732,552
650,000	UnitedHealth Group, Inc., 3.70%, 12/15/25	656,486
1,000,000	UnitedHealth Group, Inc., 3.10%, 3/15/26	965,084
1,320,000	UnitedHealth Group, Inc., 4.75%, 7/15/45^	1,396,561
220,000	WellPoint, Inc., 3.50%, 8/15/24, Callable 5/15/24 @ 100	215,792

		18,473,192

Hotels, Restaurants & Leisure (0.2%):
10,000	McDonald’s Corp., 2.75%, 12/9/20, Callable 11/9/20 @ 100	9,931
545,000	McDonald’s Corp., 3.70%, 1/30/26, Callable 10/30/25 @ 100, MTN	534,258
50,000	McDonald’s Corp., 4.70%, 12/9/35, Callable 6/9/35 @ 100	50,220
310,000	McDonald’s Corp., 3.70%, 2/15/42, MTN	267,979
120,000	McDonald’s Corp., 4.60%, 5/26/45, Callable 11/26/44 @ 100	116,728
780,000	McDonald’s Corp., 4.88%, 12/9/45, Callable 6/9/45 @ 100, MTN	785,183
1,460,000	McDonald’s Corp., 4.45%, 3/1/47, Callable 9/1/46 @ 100, MTN	1,395,908
160,000	McDonald’s Corp., 4.45%, 9/1/48, Callable 3/1/48 @ 100, MTN^	152,205
315,000	Starbucks Corp., 3.80%, 8/15/25, Callable 6/15/25 @ 100	311,509
215,000	Starbucks Corp., 3.75%, 12/1/47, Callable 6/1/47 @ 100^	178,039
120,000	Starbucks Corp., 4.50%, 11/15/48, Callable 5/15/48 @ 100	111,705

		3,913,665

Household Products (0.0%)†:
330,000	Clorox Co. (The), 3.90%, 5/15/28, Callable 2/15/28 @ 100	331,480

Industrial Conglomerates (0.1%):
565,000	General Electric Capital Corp., Series A, 5.55%, 5/4/20, MTN	574,683
164,000	Georgia-Pacific LLC, 5.40%, 11/1/20(a)	169,933
505,000	Georgia-Pacific LLC, 3.73%, 7/15/23, Callable 4/15/23 @ 100(a)	509,806

Principal Amount		Fair Value
Corporate Bonds, continued
Industrial Conglomerates, continued
$309,000	Georgia-Pacific LLC, 3.60%, 3/1/25, Callable 12/1/24 @ 100^(a)	$308,275

		1,562,697

Insurance (0.5%):
325,000	ACE INA Holdings, Inc., 3.35%, 5/15/24	322,916
410,000	ACE INA Holdings, Inc., 4.15%, 3/13/43^	406,670
700,000	American International Group, Inc., 5.75%(US0003M+287bps), 4/1/48, Callable 4/1/28 @ 100	609,000
810,000	American International Group, Inc., 4.38%, 1/15/55, Callable 7/15/54 @ 100	672,432
910,000	Aon Corp., 4.50%, 12/15/28, Callable 9/15/28 @ 100	921,202
235,000	Brighthouse Financial, Inc., 4.70%, 6/22/47, Callable 12/22/46 @ 100	174,992
401,000	Hartford Financial Services Group, Inc. (The), 4.30%, 4/15/43	372,525
2,550,000	Marsh & McLennan Cos., Inc., 3.50%, 6/3/24, Callable 3/3/24 @ 100	2,511,835
20,000	Marsh & McLennan Cos., Inc., 3.50%, 3/10/25, Callable 12/10/24 @ 100	19,647
610,000	Marsh & McLennan Cos., Inc., 4.35%, 1/30/47, Callable 7/30/46 @ 100	568,857
420,000	Marsh & McLennan Cos., Inc., 4.20%, 3/1/48, Callable 9/1/47 @ 100	381,464
30,000	Nuveen LLC, 4.00%, 11/1/28, Callable 8/1/28 @ 100(a)	30,913
95,000	Principal Financial Group, Inc., 3.13%, 5/15/23	93,775
196,000	Principal Financial Group, Inc., 3.10%, 11/15/26, Callable 8/15/26 @ 100	183,029
25,000	Principal Financial Group, Inc., 4.63%, 9/15/42	24,162
12,000	Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39(a)	15,603
50,000	Teachers Insurance & Annuity Association of America, 4.90%, 9/15/44(a)	51,846
540,000	Teachers Insurance & Annuity Association of America, 4.27%, 5/15/47, Callable 11/15/46 @ 100(a)	516,847
195,000	Travelers Cos., Inc., 4.05%, 3/7/48, Callable 9/7/47 @ 100	189,007
214,000	Travelers Cos., Inc. (The), 4.30%, 8/25/45, Callable 2/25/45 @ 100	215,269
500,000	Willis North America, Inc., 3.60%, 5/15/24, Callable 3/15/24 @ 100	488,180

		8,770,171

Internet & Direct Marketing Retail (0.1%):
116,000	Amazon.com, Inc., 4.80%, 12/5/34, Callable 6/5/34 @ 100	124,252
368,000	Amazon.com, Inc., 4.05%, 8/22/47, Callable 2/22/47 @ 100^	359,572
570,000	Amazon.com, Inc., 4.25%, 8/22/57, Callable 2/22/57 @ 100	553,836
275,000	eBay, Inc., 4.00%, 7/15/42, Callable 1/15/42 @ 100	204,751

		1,242,411

See accompanying notes to the financial statements.

12

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Corporate Bonds, continued
IT Services (0.2%):
$70,000	DXC Technology Co., 2.88%, 3/27/20	$69,395
499,000	Fidelity National Information Services, Inc., 3.00%, 8/15/26, Callable 5/15/26 @ 100	459,063
250,000	Fidelity National Information Services, Inc., 4.50%, 8/15/46, Callable 2/15/46 @ 100	227,361
200,000	International Business Machines Corp., 2.90%, 11/1/21	197,293
420,000	International Business Machines Corp., 2.88%, 11/9/22	410,272
100,000	International Business Machines Corp., 4.70%, 2/19/46^	99,841
260,000	Mastercard, Inc., 3.38%, 4/1/24	261,623
300,000	Total System Services, Inc., 3.80%, 4/1/21, Callable 3/1/21 @ 100	299,940
405,000	Total System Services, Inc., 3.75%, 6/1/23, Callable 3/1/23 @ 100	401,705
770,000	Visa, Inc., 3.15%, 12/14/25, Callable 9/14/25 @ 100	756,672

		3,183,165

Life Sciences Tools & Services (0.2%):
780,000	Agilent Technologies, Inc., 3.20%, 10/1/22, Callable 7/1/22 @ 100	770,581
95,000	Agilent Technologies, Inc., 3.05%, 9/22/26, Callable 6/22/26 @ 100	87,911
313,000	Thermo Fisher Scientific, Inc., 3.60%, 8/15/21, Callable 5/15/21 @ 100	313,921
790,000	Thermo Fisher Scientific, Inc., 4.15%, 2/1/24, Callable 11/1/23 @ 100	800,251
1,470,000	Thermo Fisher Scientific, Inc., 2.95%, 9/19/26, Callable 6/19/26 @ 100	1,356,584
140,000	Thermo Fisher Scientific, Inc., 3.20%, 8/15/27, Callable 5/15/27 @ 100^	130,111

		3,459,359

Machinery (0.1%):
130,000	Crane Co., 4.20%, 3/15/48, Callable 9/15/47 @ 100	119,065
910,000	Kennametal, Inc., 4.63%, 6/15/28, Callable 3/15/28 @ 100	906,727

		1,025,792

Media (1.1%):
410,000	Comcast Corp., 3.45%, 10/1/21^	414,157
1,150,000	Comcast Corp., 4.15%, 10/15/28, Callable 7/15/28 @ 100	1,167,747
920,000	Comcast Corp., 4.25%, 10/15/30, Callable 7/15/30 @ 100	930,403
545,000	Comcast Corp., 3.20%, 7/15/36, Callable 1/15/36 @ 100	468,812
4,300,000	Comcast Corp., 3.40%, 7/15/46, Callable 1/15/46 @ 100	3,562,877
775,000	Comcast Corp., 4.95%, 10/15/58, Callable 4/15/58 @ 100	787,905
2,105,000	COX Communications, Inc., 3.15%, 8/15/24, Callable 6/15/24 @ 100(a)	2,025,018
250,000	Discovery Communications LLC, 2.20%, 9/20/19	247,384

Principal Amount		Fair Value
Corporate Bonds, continued
Media, continued
$2,310,000	Discovery Communications LLC, 2.95%, 3/20/23, Callable 2/20/23 @ 100	$2,210,074
392,000	Discovery Communications, Inc., 4.88%, 4/1/43	346,833
265,000	Interpublic Group of Cos., Inc., 3.50%, 10/1/20	265,328
145,000	Interpublic Group of Cos., Inc., 3.75%, 10/1/21	145,905
5,730,000	NBCUniversal Enterprise, Inc., 5.25%, 12/31/99, Callable 3/19/21 @ 100(a)	5,801,624
1,345,000	Time Warner, Inc., 3.80%, 2/15/27, Callable 11/15/26 @ 100	1,262,018
1,300,000	Time Warner, Inc., 5.35%, 12/15/43	1,253,050
206,000	Twenty-First Century Fox, Inc., 6.40%, 12/15/35	256,996

		21,146,131

Metals & Mining (0.0%)†:
400,000	Newmont Mining Corp., 4.88%, 3/15/42, Callable 9/15/41 @ 100	378,232

Multiline Retail (0.0%)†:
423,000	Dollar General Corp., 4.15%, 11/1/25, Callable 8/1/25 @ 100	422,267

Multi-Utilities (0.3%):
240,000	Ameren Illinois Co., 3.80%, 5/15/28, Callable 2/15/28 @ 100^	244,146
1,435,000	Berkshire Hathaway Energy Co., 3.25%, 4/15/28, Callable 1/15/28 @ 100	1,365,079
170,000	Black Hills Corp., 3.15%, 1/15/27, Callable 7/15/26 @ 100	159,145
495,000	Black Hills Corp., 4.35%, 5/1/33, Callable 2/1/33 @ 100	496,095
350,000	CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42, Callable 2/1/42 @ 100	318,396
190,000	CenterPoint Energy Houston Electric LLC, 3.95%, 3/1/48, Callable 9/1/47 @ 100	184,603
745,000	CenterPoint Energy Resources Corp., 4.10%, 9/1/47, Callable 3/1/47 @ 100	689,591
85,000	CMS Energy Corp., 3.00%, 5/15/26, Callable 2/15/26 @ 100	79,926
775,000	CMS Energy Corp., 4.70%, 3/31/43, Callable 9/30/42 @ 100	785,214
165,000	Consumers Energy Co., 3.80%, 11/15/28, Callable 8/15/28 @ 100^	168,981
255,000	Dominion Energy, Inc., 2.58%, 7/1/20	251,010
590,000	DTE Energy Co., Series B, 3.30%, 6/15/22, Callable 4/15/22 @ 100	585,469
515,000	NiSource Finance Corp., 3.49%, 5/15/27, Callable 2/15/27 @ 100	491,436
315,000	WEC Energy Group, Inc., 3.38%, 6/15/21	314,802

		6,133,893

Oil, Gas & Consumable Fuels (3.0%):
1,000,000	Anadarko Petroleum Corp., 7.75%, 10/10/36(c)	417,049
920,000	Anadarko Petroleum Corp., 7.73%, 9/15/96	1,046,170
689,000	Apache Corp., 5.10%, 9/1/40, Callable 3/1/40 @ 100	624,052
410,000	Buckeye Partners LP, 4.88%, 2/1/21, Callable 11/1/20 @ 100^	414,556
2,230,000	Buckeye Partners LP, 3.95%, 12/1/26, Callable 9/1/26 @ 100	1,959,067

See accompanying notes to the financial statements.

13

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$1,407,000	Buckeye Partners LP, 5.85%, 11/15/43, Callable 5/15/43 @ 100	$1,289,328
1,568,000	Buckeye Partners LP, 5.60%, 10/15/44, Callable 4/15/44 @ 100	1,397,065
270,000	Chevron Corp., 2.95%, 5/16/26, Callable 2/16/26 @ 100	259,922
2,900,000	Cimarex Energy Co., 4.38%, 6/1/24, Callable 3/1/24 @ 100	2,883,853
1,630,000	Cimarex Energy Co., 3.90%, 5/15/27, Callable 2/15/27 @ 100^	1,512,543
520,000	Concho Resources, Inc., 3.75%, 10/1/27, Callable 7/1/27 @ 100	489,509
225,000	Continental Resources, Inc., 5.00%, 9/15/22, Callable 2/7/19 @ 101.67	223,404
790,000	Continental Resources, Inc., 3.80%, 6/1/24, Callable 3/1/24 @ 100	747,869
250,000	El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/1/21, Callable 7/1/21 @ 100	257,079
625,000	Energy Transfer Partners LP, 4.65%, 6/1/21, Callable 3/1/21 @ 100	635,870
265,000	Energy Transfer Partners LP, 4.05%, 3/15/25, Callable 12/15/24 @ 100	248,717
700,000	Energy Transfer Partners LP, 4.75%, 1/15/26, Callable 10/15/25 @ 100	680,162
110,000	Energy Transfer Partners LP, 6.63%, 10/15/36	112,957
750,000	Energy Transfer Partners LP, 6.13%, 12/15/45, Callable 6/15/45 @ 100	733,498
595,000	Enterprise Products Operating LLC, 4.45%, 2/15/43, Callable 8/15/42 @ 100	539,933
479,000	Enterprise Products Operating LLC, 5.10%, 2/15/45, Callable 8/15/44 @ 100	480,738
120,000	Enterprise Products Operating LLC, 4.25%, 2/15/48, Callable 8/15/47 @ 100	106,366
60,000	Enterprise Products Operating LLC, 4.80%, 2/1/49, Callable 8/1/48 @ 100	58,287
1,495,000	Enterprise Products Operating LLC, Series E, 5.25%(US0003M+303bps), 8/16/77, Callable 8/16/27 @ 100	1,244,175
885,000	Enterprise Products Operating LLC, 5.38%(US0003M+257bps), 2/15/78, Callable 2/15/28 @ 100	731,750
450,000	EOG Resources, Inc., 2.63%, 3/15/23, Callable 12/15/22 @ 100^	432,314
1,300,000	EOG Resources, Inc., 3.90%, 4/1/35, Callable 10/1/34 @ 100	1,227,338
1,440,000	Kinder Morgan (Delaware), Inc., 3.05%, 12/1/19, Callable 11/1/19 @ 100	1,431,699
1,745,000	Kinder Morgan (Delaware), Inc., 5.55%, 6/1/45, Callable 12/1/44 @ 100	1,728,194
235,000	Kinder Morgan Energy Partners LP, 5.40%, 9/1/44, Callable 3/1/44 @ 100	224,636
150,000	Magellan Midstream Partners LP, 4.20%, 10/3/47, Callable 4/3/47 @ 100	133,379
1,470,000	Marathon Oil Corp., 2.70%, 6/1/20, Callable 5/1/20 @ 100	1,448,280

Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$850,000	Marathon Petroleum Corp., 4.75%, 12/15/23, Callable 10/15/23 @ 100(a)	$872,181
348,000	Marathon Petroleum Corp., 4.75%, 9/15/44, Callable 3/15/44 @ 100^	306,886
900,000	MPLX LP, 4.50%, 7/15/23, Callable 4/15/23 @ 100	909,010
1,618,000	MPLX LP, 4.88%, 6/1/25, Callable 3/1/25 @ 100	1,632,825
330,000	MPLX LP, 5.20%, 3/1/47, Callable 9/1/46 @ 100	303,764
145,000	MPLX LP, 5.50%, 2/15/49, Callable 8/15/48 @ 100	141,043
1,287,000	NGPL PipeCo LLC, 4.38%, 8/15/22, Callable 5/15/22 @ 100(a)	1,251,608
1,280,000	Northern Natural Gas Co., 4.30%, 1/15/49, Callable 7/15/48 @ 100^(a)	1,247,478
1,650,000	Northwest Pipeline LLC, 4.00%, 4/1/27, Callable 1/1/27 @ 100	1,603,748
740,000	Occidental Petroleum Corp., 2.70%, 2/15/23, Callable 11/15/22 @ 100^	717,230
411,000	Pioneer Natural Resource, 3.95%, 7/15/22, Callable 4/15/22 @ 100	412,220
2,974,000	Pioneer Natural Resource Co., 4.45%, 1/15/26, Callable 10/15/25 @ 100	3,002,696
145,000	Plains All American Pipeline LP, 3.65%, 6/1/22, Callable 3/1/22 @ 100	142,351
670,000	Regency Energy Finance Corp., 4.50%, 11/1/23, Callable 8/1/23 @ 100	670,217
190,000	Sabine Pass Liquefaction, 5.88%, 6/30/26, Callable 12/31/25 @ 100	201,173
625,000	Sabine Pass Liquefaction LLC, 5.63%, 4/15/23, Callable 1/15/23 @ 100	658,488
1,680,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24, Callable 2/15/24 @ 100	1,752,840
4,312,000	Sabine Pass Liquefaction LLC, 5.63%, 3/1/25, Callable 12/1/24 @ 100	4,477,837
1,000,000	Sabine Pass Liquefcation LLC, 6.25%, 3/15/22, Callable 12/15/21 @ 100	1,051,490
470,000	Spectra Energy Partners LP, 4.75%, 3/15/24, Callable 12/15/23 @ 100	483,008
505,000	Spectra Energy Partners LP, 3.50%, 3/15/25, Callable 12/15/24 @ 100	482,080
1,030,000	Spectra Energy Partners LP, 4.50%, 3/15/45, Callable 9/15/44 @ 100	931,353
378,000	Sunoco Logistics Partner LP, 5.35%, 5/15/45, Callable 11/15/44 @ 100	334,581
985,000	Tesoro Logistics LP, 5.25%, 1/15/25, Callable 1/15/21 @ 102.63	1,002,697
220,000	Texas Eastern Transmission LP, 2.80%, 10/15/22, Callable 7/15/22 @ 100(a)	211,562
1,625,000	Texas Eastern Transmission LP, 3.50%, 1/15/28, Callable 10/15/27 @ 100(a)	1,534,205
3,145,000	Texas Eastern Transmission LP, 4.15%, 1/15/48, Callable 7/15/47 @ 100(a)	2,799,153
1,992,000	Transcontinental Gas Pipe Line Co. LLC, 7.85%, 2/1/26, Callable 11/1/25 @ 100	2,408,102
1,970,000	Transcontinental Gas Pipe Line Co. LLC, 4.00%, 3/15/28, Callable 12/15/27 @ 100	1,926,344

See accompanying notes to the financial statements.

14

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$865,000	Transcontinental Gas Pipe Line Co. LLC, 4.60%, 3/15/48, Callable 9/15/47 @ 100	$808,790
240,000	Williams Co., Inc., Series A, 7.50%, 1/15/31	286,491
240,000	Williams Partners LP, 4.13%, 11/15/20, Callable 8/15/20 @ 100	241,906

		60,525,116

Pharmaceuticals (0.3%):
405,000	Bayer US Finance II LLC, 3.38%, 7/15/24, Callable 4/15/24 @ 100(a)	385,266
90,000	Bayer US Finance II LLC, 4.40%, 7/15/44, Callable 1/15/44 @ 100(a)	77,029
250,000	Bayer US Finance II LLC, 3.95%, 4/15/45, Callable 10/15/44 @ 100(a)	200,696
1,540,000	Bayer US Finance LLC, 3.00%, 10/8/21(a)	1,505,763
697,000	Bayer US Finance LLC, 3.38%, 10/8/24(a)	657,266
500,000	Johnson & Johnson, 2.45%, 3/1/26, Callable 12/1/25 @ 100	469,608
200,000	Johnson & Johnson, 2.95%, 3/3/27, Callable 12/3/26 @ 100	192,312
1,195,000	Johnson & Johnson, 2.90%, 1/15/28, Callable 10/15/27 @ 100	1,145,341
250,000	Merck & Co., Inc., 3.70%, 2/10/45, Callable 8/10/44 @ 100	240,107
13,000	Novartis Capital Corp., 3.00%, 11/20/25, Callable 8/20/25 @ 100	12,593
32,000	Novartis Capital Corp., 3.10%, 5/17/27, Callable 2/17/27 @ 100	30,985
320,000	Pfizer, Inc., 4.40%, 5/15/44	333,232
480,000	Wyeth LLC, 5.95%, 4/1/37	575,647

		5,825,845

Professional Services (0.1%):
120,000	Equifax, Inc., 2.30%, 6/1/21, Callable 5/1/21 @ 100^	116,383
85,000	Relx Capital, Inc., 3.13%, 10/15/22, Callable 7/15/22 @ 100	83,459
1,175,000	Relx Capital, Inc., 3.50%, 3/16/23, Callable 2/16/23 @ 100	1,165,686

		1,365,528

Real Estate Management & Development (0.1%):
1,807,000	CC Holdings GS V LLC, 3.85%, 4/15/23	1,789,449
575,000	Northwest Florida Timber Finance LLC, 4.75%, 3/4/29(a)	530,254

		2,319,703

Road & Rail (0.6%):
1,000,000	Burlington North Santa Fe LLC, 3.05%, 9/1/22, Callable 6/1/22 @ 100^	992,685
740,000	Burlington North Santa Fe LLC, 4.55%, 9/1/44, Callable 3/1/44 @ 100	771,564
382,000	Burlington Northern Santa Fe LLC, 6.15%, 5/1/37	465,334
215,000	Burlington Northern Santa Fe LLC, 4.15%, 12/15/48, Callable 6/15/48 @ 100	209,379
550,000	CSX Corp., 3.25%, 6/1/27, Callable 3/1/27 @ 100	517,474
1,100,000	CSX Corp., 3.80%, 3/1/28, Callable 12/1/27 @ 100	1,079,224

Principal Amount		Fair Value
Corporate Bonds, continued
Road & Rail, continued
$525,000	CSX Corp., 3.80%, 11/1/46, Callable 5/1/46 @ 100	$462,408
485,000	CSX Corp., 4.30%, 3/1/48, Callable 9/1/47 @ 100^	461,771
215,000	Norfolk Southern Corp., 3.65%, 8/1/25, Callable 6/1/25 @ 100	216,122
432,000	Norfolk Southern Corp., 2.90%, 6/15/26, Callable 3/15/26 @ 100	409,070
480,000	Norfolk Southern Corp., 4.15%, 2/28/48, Callable 8/28/47 @ 100^	447,880
500,000	Penske Truck Leasing, 3.40%, 11/15/26, Callable 8/15/26 @ 100(a)	467,283
1,090,000	Ryder System, Inc., 2.65%, 3/2/20, Callable 2/2/20 @ 100, MTN	1,079,966
345,000	Union Pacific Corp., 2.75%, 3/1/26, Callable 12/1/25 @ 100	321,772
551,000	Union Pacific Corp., 3.38%, 2/1/35, Callable 8/1/34 @ 100	482,217
435,000	Union Pacific Corp., 3.80%, 10/1/51, Callable 4/1/51 @ 100	368,951
484,000	Union Pacific Corp., 3.88%, 2/1/55, Callable 8/1/54 @ 100^	413,259
1,705,000	Union Pacific Corp., 4.10%, 9/15/67, Callable 3/15/67 @ 100	1,448,976
435,513	Union Pacific Railroad Co., Series 2014-1, 3.23%, 5/14/26	427,642

		11,042,977

Semiconductors & Semiconductor Equipment (0.5%):
515,000	Analog Devices, Inc., 3.50%, 12/5/26, Callable 9/5/26 @ 100	492,909
280,000	Analog Devices, Inc., 4.50%, 12/5/36, Callable 6/5/36 @ 100	264,363
190,000	Analog Devices, Inc., 5.30%, 12/15/45, Callable 6/15/45 @ 100	199,869
780,000	Applied Materials, Inc., 4.35%, 4/1/47, Callable 10/1/46 @ 100^	762,597
1,340,000	Broadcom Cayman Finance, Ltd., 3.00%, 1/15/22, Callable 12/15/21 @ 100	1,288,683
1,655,000	Broadcom Cayman Finance, Ltd., 3.13%, 1/15/25, Callable 11/15/24 @ 100	1,494,068
305,000	Broadcom Cayman Finance, Ltd., 3.88%, 1/15/27, Callable 10/15/26 @ 100	273,617
220,000	Intel Corp., 4.10%, 5/19/46, Callable 11/19/45 @ 100	213,774
19,000	KLA-Tencor Corp., 4.65%, 11/1/24, Callable 8/1/24 @ 100	19,472
645,000	Lam Research Corp., 2.75%, 3/15/20, Callable 2/15/20 @ 100	638,939
302,000	Lam Research Corp., 2.80%, 6/15/21, Callable 5/15/21 @ 100	298,636
730,000	NVIDIA Corp., 3.20%, 9/16/26, Callable 6/16/26 @ 100	692,366
933,000	Qualcomm, Inc., 3.45%, 5/20/25, Callable 2/20/25 @ 100	897,670
1,153,000	Qualcomm, Inc., 4.80%, 5/20/45, Callable 11/20/44 @ 100	1,098,234

See accompanying notes to the financial statements.

15

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Corporate Bonds, continued
Semiconductors & Semiconductor Equipment, continued
$90,000	Qualcomm, Inc., 4.30%, 5/20/47, Callable 11/20/46 @ 100	$79,934
270,000	Texas Instruments, Inc., 4.15%, 5/15/48, Callable 11/15/47 @ 100	269,414

		8,984,545

Software (0.4%):
345,000	Autodesk, Inc., 3.50%, 6/15/27, Callable 3/15/27 @ 100	322,471
200,000	Microsoft Corp., 2.00%, 8/8/23, Callable 6/8/23 @ 100	192,293
770,000	Microsoft Corp., 3.30%, 2/6/27, Callable 11/6/26 @ 100	762,687
925,000	Microsoft Corp., 3.45%, 8/8/36, Callable 2/8/36 @ 100	871,220
1,095,000	Microsoft Corp., 3.70%, 8/8/46, Callable 2/8/46 @ 100	1,048,991
760,000	Microsoft Corp., 4.00%, 2/12/55, Callable 8/12/54 @ 100	746,349
250,000	Microsoft Corp., 3.95%, 8/8/56, Callable 2/8/56 @ 100^	243,919
965,000	Oracle Corp., 2.40%, 9/15/23, Callable 7/15/23 @ 100	926,045
1,125,000	Oracle Corp., 2.65%, 7/15/26, Callable 4/15/26 @ 100	1,042,607
195,000	Oracle Corp., 4.50%, 7/8/44, Callable 1/8/44 @ 100	195,242
525,000	Oracle Corp., 4.00%, 7/15/46, Callable 1/15/46 @ 100	489,870
290,000	Oracle Corp., 4.00%, 11/15/47, Callable 5/15/47 @ 100	270,193
450,000	Oracle Corp., 4.38%, 5/15/55, Callable 11/15/54 @ 100	441,131

		7,553,018

Specialty Retail (0.1%):
750,000	Home Depot, Inc. (The), 3.00%, 4/1/26, Callable 1/1/26 @ 100	726,480
560,000	Home Depot, Inc. (The), 4.25%, 4/1/46, Callable 10/1/45 @ 100	558,096
435,000	Lowe’s Cos., Inc., 2.50%, 4/15/26, Callable 1/15/26 @ 100	386,657
560,000	Lowe’s Cos., Inc., 3.70%, 4/15/46, Callable 10/15/45 @ 100	456,701

		2,127,934

Technology Hardware, Storage & Peripherals (0.3%):
730,000	Apple, Inc., 3.85%, 5/4/43	691,295
1,900,000	Apple, Inc., 3.45%, 2/9/45	1,682,400
610,000	Apple, Inc., 4.65%, 2/23/46, Callable 8/23/45 @ 100	645,708
1,015,000	Apple, Inc., 3.85%, 8/4/46, Callable 2/4/46 @ 100	943,932
220,000	Dell International LLC/ EMC Corp., 6.02%, 6/15/26, Callable 3/15/26 @ 100(a)	220,995
680,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 8.35%, 7/15/46, Callable 1/15/46 @ 100(a)	736,297

		4,920,627

Principal Amount		Fair Value
Corporate Bonds, continued
Textiles, Apparel & Luxury Goods (0.0%)†:
$245,000	Coach, Inc., 4.13%, 7/15/27, Callable 4/15/27 @ 100	$229,244
145,000	NIKE, Inc., 2.38%, 11/1/26, Callable 8/1/26 @ 100	132,823

		362,067

Tobacco (0.4%):
1,065,000	Altria Group, Inc., 2.85%, 8/9/22	1,022,375
345,000	Altria Group, Inc., 4.00%, 1/31/24	339,047
300,000	Altria Group, Inc., 2.63%, 9/16/26, Callable 6/16/26 @ 100	262,062
500,000	Altria Group, Inc., 5.38%, 1/31/44	466,233
940,000	BAT Capital Corp., 3.22%, 8/15/24, Callable 6/15/24 @ 100	865,828
1,075,000	BAT Capital Corp., 3.56%, 8/15/27, Callable 5/15/27 @ 100	954,327
1,061,000	BAT Capital Corp., 4.54%, 8/15/47, Callable 2/15/47 @ 100	844,610
14,000	Philip Morris International, Inc., 2.50%, 8/22/22	13,491
310,000	Philip Morris International, Inc., 3.38%, 8/11/25, Callable 5/11/25 @ 100	301,221
92,000	Reynolds American, Inc., 3.25%, 6/12/20	91,435
450,000	Reynolds American, Inc., 4.00%, 6/12/22	445,150
1,030,000	Reynolds American, Inc., 4.45%, 6/12/25, Callable 3/12/25 @ 100	993,162
955,000	RJ Reynolds Tobacco Co., 6.88%, 5/1/20	993,747

		7,592,688

Trading Companies & Distributors (0.0%)†:
215,000	Air Lease Corp., 3.88%, 7/3/23, Callable 6/3/23 @ 100	211,605
75,000	Air Lease Corp., 3.63%, 4/1/27, Callable 1/1/27 @ 100	67,079

		278,684

Wireless Telecommunication Services (0.8%):
8,676,250	Sprint Spectrum Co. LLC, 3.36%, 3/20/23(a)	8,567,796
7,035,000	Sprint Spectrum Co. LLC, 4.74%, 3/20/25(a)	6,903,094

		15,470,890

Total Corporate Bonds (Cost $514,977,779)		500,150,176

Yankee Dollars (8.7%):
Auto Components (0.0%)†:
56,000	Aptiv plc, 4.40%, 10/1/46, Callable 4/1/46 @ 100	48,878

Automobiles (0.1%):
1,300,000	Volkswagen International Finance NV, 4.00%, 8/12/20(a)	1,308,386

Banks (3.5%):
3,145,000	ABN AMRO Bank NV, 2.65%, 1/19/21(a)	3,099,732
1,200,000	ABN AMRO Bank NV, 3.40%, 8/27/21(a)	1,197,581
1,165,000	Australia & New Zealand Banking Group, Ltd., 2.25%, 11/9/20^	1,146,637
400,000	Banco Santander SA, 4.38%, 4/12/28	373,490
1,915,000	Banque Federative du Credit Mutuel SA, 2.75%, 10/15/20(a)	1,895,775
1,608,000	Barclays Bank plc, 5.14%, 10/14/20	1,625,405
2,782,000	Barclays Bank plc, 3.25%, 1/12/21	2,724,407

See accompanying notes to the financial statements.

16

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Yankee Dollars, continued
Banks, continued
$910,000	Barclays Bank plc, 4.34%(US0003M+136bps), 5/16/24, Callable 5/16/23 @ 100	$884,744
888,000	Barclays Bank plc, 4.38%, 1/12/26	843,540
2,990,000	Barclays Bank plc, 4.97%(US0003M+190bps), 5/16/29, Callable 5/16/28 @ 100	2,882,891
425,000	BNP Paribas SA, 3.38%, 1/9/25(a)	399,958
240,000	BNP Paribas SA, 3.50%, 11/16/27^(a)	221,069
470,000	BPCE SA, 3.00%, 5/22/22(a)	453,992
510,000	BPCE SA, 5.70%, 10/22/23(a)	528,066
1,855,000	Credit Agricole SA, 3.25%, 10/4/24(a)	1,734,395
2,075,000	HSBC Holdings plc, 2.95%, 5/25/21	2,048,261
1,525,000	HSBC Holdings plc, 3.26%(US0003M+106bps), 3/13/23, Callable 3/13/22 @ 100	1,492,453
400,000	HSBC Holdings plc, 3.95%(US0003M+99bps), 5/18/24, Callable 5/18/23 @ 100	397,840
200,000	HSBC Holdings plc, 4.58%(US0003M+153bps), 6/19/29, Callable 6/19/28 @ 100	198,248
1,630,000	ING Bank NV, 2.45%, 3/16/20(a)	1,614,419
440,000	ING Bank NV, 2.75%, 3/22/21(a)	434,040
900,000	ING Bank NV, 5.00%, 6/9/21^(a)	932,084
1,200,000	ING Bank NV, 5.80%, 9/25/23(a)	1,253,434
590,000	ING Groep NV, 3.15%, 3/29/22	580,111
1,150,000	Intesa Sanpaolo SpA, 3.13%, 7/14/22(a)	1,063,305
660,000	Intesa Sanpaolo SpA, 3.88%, 7/14/27(a)	567,717
682,000	Lloyds Banking Group plc, 2.70%, 8/17/20	673,373
200,000	Lloyds Banking Group plc, 3.00%, 1/11/22	193,476
435,000	Lloyds Banking Group plc, 4.05%, 8/16/23	429,747
1,270,000	Lloyds Banking Group plc, 2.91%(US0003M+81bps), 11/7/23, Callable 11/7/22 @ 100	1,202,605
690,000	Lloyds Banking Group plc, 4.45%, 5/8/25	685,145
2,025,000	Lloyds Banking Group plc, 4.58%, 12/10/25	1,917,073
660,000	Lloyds Banking Group plc, 4.65%, 3/24/26	620,525
550,000	Lloyds Banking Group plc, 3.75%, 1/11/27	505,284
270,000	Lloyds TSB Bank plc, 6.50%, 9/14/20(a)	280,020
1,041,000	Mitsubishi UFJ Financial Group, Inc., 2.95%, 3/1/21	1,030,541
135,000	Mitsubishi UFJ Financial Group, Inc., 3.54%, 7/26/21	135,507
690,000	Mizuho Financial Group, 2.95%, 2/28/22	676,454
420,000	Mizuho Financial Group, Inc., 2.60%, 9/11/22^	406,234
815,000	National Australia Bank, Ltd., 2.50%, 1/12/21	801,448
860,000	Nordea Bank Abp, 3.75%, 8/30/23(a)	848,275
2,135,000	Rabobank Nederland NY, Series G, 2.50%, 1/19/21	2,097,965
2,670,000	Royal Bank of Canada, 2.20%, 9/23/19	2,655,454
550,000	Royal Bank of Scotland Group plc, 4.89%(US0003M+175bps), 5/18/29, Callable 5/18/28 @ 100	525,001
1,985,000	Santander UK Group Holdings plc, 2.88%, 10/16/20	1,950,370
4,875,000	Santander UK Group Holdings plc, 3.37%(US0003M+108bps), 1/5/24, Callable 1/5/23 @ 100	4,625,531
1,200,000	Santander UK Group Holdings plc, 3.82%(US0003M+140bps), 11/3/28, Callable 11/3/27 @ 100	1,084,685

Principal Amount		Fair Value
Yankee Dollars, continued
Banks, continued
$240,000	Santander UK Group Holdings plc, 7.95%, 10/26/29	$281,431
755,000	Societe Generale SA, 2.63%, 9/16/20^(a)	745,969
1,545,000	Societe Generale SA, 2.50%, 4/8/21(a)	1,509,962
1,375,000	Standard Chartered plc, 2.25%, 4/17/20^(a)	1,347,676
210,000	Standard Chartered plc, 3.95%, 1/11/23(a)	204,866
2,505,000	Standard Chartered plc, 4.25%(US0003M+115bps), 1/20/23, Callable 1/20/22 @ 100(a)	2,479,842
1,355,000	Sumitomo Mitsui Financial Group, Inc., 2.93%, 3/9/21	1,340,737
360,000	Svenska Handelsbanken AB, 1.88%, 9/7/21^	346,895
640,000	Toronto-Dominion Bank, Series G, 3.50%, 7/19/23^	644,406
1,330,000	Westpac Banking Corp., 2.60%, 11/23/20	1,313,034

		64,153,125

Biotechnology (0.2%):
1,445,000	Shire Acq INV Ireland DA, 2.40%, 9/23/21, Callable 8/23/21 @ 100	1,397,292
2,880,000	Shire Acq INV Ireland DA, 2.88%, 9/23/23, Callable 7/23/23 @ 100	2,722,513
959,000	Shire Acq INV Ireland DA, 3.20%, 9/23/26, Callable 6/23/26 @ 100	867,820

		4,987,625

Building Products (0.0%)†:
50,000	Johnson Controls International plc, 3.90%, 2/14/26, Callable 11/14/25 @ 100	49,035

Capital Markets (1.2%):
1,000,000	Credit Suisse Group AG, 3.00%, 10/29/21	987,320
250,000	Credit Suisse Group AG, 3.63%, 9/9/24	245,297
1,380,000	Credit Suisse Group AG, 3.87%(US0003M+141bps), 1/12/29, Callable 1/12/28 @ 100(a)	1,283,829
1,775,000	Credit Suisse Group Fun, Ltd., 2.75%, 3/26/20	1,755,850
1,705,000	Credit Suisse Group Fun, Ltd., 3.45%, 4/16/21	1,698,873
180,000	Deutsche Bank AG, 2.95%, 8/20/20	174,711
1,740,000	Deutsche Bank AG, 4.25%, 2/4/21	1,714,798
4,305,000	Deutsche Bank AG, 4.25%, 10/14/21	4,209,225
895,000	Deutsche Bank AG, 4.10%, 1/13/26^	820,692
1,310,000	Macquarie Group, Ltd., 4.65%(US0003M+173bps), 3/27/29, Callable 3/27/28 @ 100^(a)	1,282,187
1,980,000	UBS AG, 2.20%, 6/8/20, Callable 5/8/20 @ 100(a)	1,947,823
1,135,000	UBS AG, 2.45%, 12/1/20, Callable 11/1/20 @ 100(a)	1,113,790
670,000	UBS Group AG, 4.13%, 9/24/25(a)	667,522
3,445,000	UBS Group Funding, 2.86%(US0003M+95bps), 8/15/23, Callable 8/15/22 @ 100(a)	3,313,352

		21,215,269

Chemicals (0.0%)†:
750,000	Air Liquide Finance SA, 1.75%, 9/27/21, Callable 8/27/21 @ 100^(a)	717,962

Communications Equipment (0.0%)†:
125,000	Tyco Electronics Group SA, 3.45%, 8/1/24, Callable 5/1/24 @ 100	121,667

See accompanying notes to the financial statements.

17

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Yankee Dollars, continued
Consumer Finance (0.2%):
$1,675,000	Hyundai Capital Services, Inc., 3.00%, 8/29/22(a)	$1,620,663
1,390,000	Hyundai Capital Services, Inc., 3.75%, 3/5/23(a)	1,371,810

		2,992,473

Diversified Financial Services (0.3%):
245,000	Corp. Financiera de Desarrollo SA, 4.75%, 7/15/25(a)	243,163
1,984,000	GE Capital International Funding, 4.42%, 11/15/35	1,661,732
690,000	GlaxoSmithKline Capital plc, 2.85%, 5/8/22	681,633
1,425,000	Mitsubishi UFJ Trust & Banking Corp., 2.65%, 10/19/20(a)	1,409,386
1,500,000	Nvent Finance Sarl, 4.55%, 4/15/28, Callable 1/15/28 @ 100	1,469,644
2,605,000	ORIX Corp., 2.90%, 7/18/22	2,545,342
885,000	Shell International Finance BV, 3.25%, 5/11/25	872,645
1,024,000	TransCanada Trust, 5.30%(US0003M+321bps), 3/15/77, Callable 3/15/27 @ 100	883,840

		9,767,385

Diversified Telecommunication Services (0.2%):
1,640,000	Deutsche Telekom International Finance, 1.95%, 9/19/21, Callable 8/19/21 @ 100(a)	1,573,532
2,192,000	Telecom Italia SpA, 5.30%, 5/30/24^(a)	2,082,400
125,000	Telus Corp., 4.60%, 11/16/48, Callable 5/16/48 @ 100^	123,907

		3,779,839

Food & Staples Retailing (0.1%):
1,240,000	Seven & i Holdings Co., Ltd., 3.35%, 9/17/21(a)	1,242,458

Health Care Equipment & Supplies (0.0%)†:
120,000	Covidien International Finance SA, 3.20%, 6/15/22, Callable 3/15/22 @ 100	119,663
470,000	Covidien International Finance SA, 2.95%, 6/15/23, Callable 3/15/23 @ 100	460,175

		579,838

Insurance (0.1%):
1,210,000	Aon plc, 3.88%, 12/15/25, Callable 9/15/25 @ 100^	1,194,038
81,000	Aon plc, 4.45%, 5/24/43, Callable 2/24/43 @ 100	73,442
744,000	Aon plc, 4.60%, 6/14/44, Callable 3/14/44 @ 100	709,413
200,000	Aon plc, 4.75%, 5/15/45, Callable 11/15/44 @ 100	196,244

		2,173,137

Interactive Media & Services (0.1%):
490,000	Baidu, Inc., 4.38%, 5/14/24, Callable 4/14/24 @ 100	494,031
475,000	Baidu, Inc., 4.38%, 3/29/28, Callable 12/29/27 @ 100	465,335
1,511,000	Tencent Holdings, Ltd., 2.99%, 1/19/23, Callable 12/19/22 @ 100(a)	1,468,452
515,000	Tencent Holdings, Ltd., 3.60%, 1/19/28, Callable 10/19/27 @ 100(a)	483,875

		2,911,693

Internet & Direct Marketing Retail (0.1%):
320,000	Alibaba Group Holding, Ltd., 2.80%, 6/6/23, Callable 5/6/23 @ 100	309,763

Principal Amount		Fair Value
Yankee Dollars, continued
Internet & Direct Marketing Retail, continued
$850,000	Alibaba Group Holding, Ltd., 4.40%, 12/6/57, Callable 6/6/57 @ 100^	$765,672

		1,075,435

Media (0.0%)†:
460,000	British Sky Broadcasting Group plc, 3.75%, 9/16/24(a)	458,314

Metals & Mining (0.0%)†:
755,000	Anglo American Capital plc, 3.63%, 9/11/24(a)	713,664

Oil, Gas & Consumable Fuels (0.4%):
555,000	Ecopetrol SA, 4.13%, 1/16/25	527,250
69,000	Petroleos Mexicanos, 6.00%, 3/5/20	70,259
4,155,000	Petroleos Mexicanos, 6.50%, 3/13/27	3,905,700
883,000	Petroleos Mexicanos, 5.63%, 1/23/46	668,334
700,000	Shell International Finance BV, 3.88%, 11/13/28, Callable 8/13/28 @ 100^	719,355
396,000	Suncor Energy, Inc., 5.95%, 12/1/34	440,777
1,210,000	TransCanada PipeLines, Ltd., 4.88%, 1/15/26, Callable 10/15/25 @ 100	1,252,381
1,020,000	TransCanada PipeLines, Ltd., 4.25%, 5/15/28, Callable 2/15/28 @ 100^	1,010,148
635,000	TransCanada PipeLines, Ltd., 6.10%, 6/1/40	708,736

		9,302,940

Pharmaceuticals (0.5%):
4,055,000	Actavis Funding SCS, 3.45%, 3/15/22, Callable 1/15/22 @ 100	3,990,292
845,000	Actavis Funding SCS, 3.85%, 6/15/24, Callable 3/15/24 @ 100	833,420
678,000	Actavis Funding SCS, 3.80%, 3/15/25, Callable 12/15/24 @ 100	661,880
225,000	AstraZeneca plc, 2.38%, 6/12/22, Callable 5/12/22 @ 100	215,827
740,000	Takeda Pharmaceutical Co., Ltd., 3.80%, 11/26/20(a)	744,464
2,260,000	Takeda Pharmaceutical Co., Ltd., 5.00%, 11/26/28, Callable 8/26/28 @ 100(a)	2,308,274

		8,754,157

Real Estate Management & Development (0.0%)†:
250,000	Mitsui Fudosan Co., Ltd., 2.95%, 1/23/23, Callable 12/23/22 @ 100(a)	243,331

Sovereign Bond (1.5%):
1,930,000	Colombia Government International Bond, 4.50%, 3/15/29, Callable 12/15/28 @ 100	1,907,805
5,119,000	Mexico Government International Bond, 4.15%, 3/28/27^	4,949,612
3,390,000	Mexico Government International Bond, 3.75%, 1/11/28^	3,173,074
589,561	Oriental Republic of Uruguay, 4.50%, 8/14/24^	599,790
1,590,000	Oriental Republic of Uruguay, 4.38%, 10/27/27	1,590,572
689,000	Province of Manitoba, 3.05%, 5/14/24	692,438
1,574,000	Republic of Chile, 3.24%, 2/6/28, Callable 11/6/27 @ 100	1,510,253
595,000	Republic of Colombia, 4.50%, 1/28/26, Callable 10/28/25 @ 100^	595,000
3,516,000	Republic of Colombia, 3.88%, 4/25/27, Callable 1/25/27 @ 100	3,357,780

See accompanying notes to the financial statements.

18

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Yankee Dollars, continued
Sovereign Bond, continued
$581,000	Republic of Indonesia, 4.10%, 4/24/28^	$565,263
575,000	Republic of Panama, 4.00%, 9/22/24, Callable 6/22/24 @ 100	579,893
540,000	Republic of Panama, 4.50%, 5/15/47	524,475
980,000	Republic of Peru, 4.13%, 8/25/27^	1,011,850
281,000	Republic of Peru, 5.63%, 11/18/50^	329,894
3,200,000	Republic of Philippines, 3.00%, 2/1/28	3,027,814
262,000	United Mexican States, Series E, 3.50%, 1/21/21	260,677
2,506,000	United Mexican States, 4.13%, 1/21/26	2,449,615

		27,125,805

Wireless Telecommunication Services (0.2%):
95,000	Rogers Communications, Inc., 3.63%, 12/15/25, Callable 9/15/25 @ 100	92,622
130,000	Rogers Communications, Inc., 5.00%, 3/15/44, Callable 9/15/43 @ 100	135,186
1,960,000	Vodafone Group plc, 3.75%, 1/16/24	1,931,838
835,000	Vodafone Group plc, 4.13%, 5/30/25	824,889
1,885,000	Vodafone Group plc, 5.25%, 5/30/48	1,769,706

		4,754,241

Total Yankee Dollars (Cost $172,286,124)		168,476,657

Municipal Bonds (0.1%):
Massachusetts (0.0%)†:
450,000	Massachusetts State School Building Authority Sales Tax Revenue, Series B, 5.00%, 10/15/41, Continuously Callable @100	479,552

New Jersey (0.1%):
800,000	New Jersey State Transportation Trust Fund Authority Revenue, Series AA, 5.00%, 6/15/36, Continuously Callable @100	841,288

New York (0.0%)†:
540,000	New York State Urban Development Corp. Revenue, Series E, 5.00%, 3/15/24, Continuously Callable @100	603,083

California (0.0%)†:
347,000	University of California Revenue, 4.77%, 5/15/15	356,778
50,000	University of California Revenue, 4.86%, 5/15/12	52,486

		409,264

Total Municipal Bonds (Cost $2,265,023)		2,333,187

U.S. Government Agency Mortgages (41.3%):
Federal Home Loan Bank (0.2%)
4,080,000	3.56%, 5/16/33	4,124,835

		4,124,835

Federal Home Loan Mortgage Corporation (7.3%)
1,135,008	2.50%, 2/1/24, Pool #G14989	1,135,969
3,650,000	Class A2, Series KC02, 3.37%, 7/25/25	3,678,171
1,297,173	Class A1, Series KIR2, 2.75%, 3/25/27	1,283,949
312,333	3.00%, 9/1/27, Pool #U70060	311,547
168,809	3.00%, 7/1/28, Pool #U79018	168,384
1,963,000	Class A2, Series K085, 4.06%, 10/25/28	2,067,301
591,000	3.83%, 9/15/29(c)	417,462
79,325	3.00%, 1/1/30, Pool #V60724	79,379
51,631	3.00%, 1/1/30, Pool #V60696	51,679
111,563	2.50%, 3/1/30, Pool #V60770	109,462

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$261,940	2.50%, 5/1/30, Pool #J31728	$256,678
178,593	2.50%, 5/1/30, Pool #V60796	174,932
125,736	2.50%, 5/1/30, Pool #J31418	123,210
254,680	3.00%, 5/1/30, Pool #J31689	254,979
498,552	3.00%, 6/1/30, Pool #V60840	498,179
11,676	2.50%, 7/1/30, Pool #J32491	11,417
47,105	2.50%, 7/1/30, Pool #J32204	46,159
43,896	2.50%, 7/1/30, Pool #J32209	43,033
26,156	3.00%, 7/1/30, Pool #J32181	26,126
15,012	2.50%, 7/1/30, Pool #V60905	14,698
224,475	3.00%, 7/1/30, Pool #G15520	224,394
154,920	2.50%, 8/1/30, Pool #V60902	151,553
32,289	3.00%, 8/1/30, Pool #J32436	32,253
48,605	3.00%, 8/1/30, Pool #V60909	48,531
200,543	2.50%, 8/1/30, Pool #V60886	196,350
496,094	2.50%, 9/1/30, Pool #V60904	485,110
148,840	2.50%, 9/1/30, Pool #V60903	145,605
197,000	4.00%, 3/15/31(c)	131,780
190,000	6.75%, 3/15/31	258,328
786,794	2.50%, 4/1/31, Pool #G16186	769,049
150,452	5.50%, 2/1/35, Pool #G04692	162,115
220,454	6.00%, 4/1/39, Pool #G07613	243,524
42,623	4.50%, 12/1/39, Pool #A90196	44,629
39,577	4.50%, 7/1/40, Pool #A93010	41,440
50,517	4.00%, 8/1/40, Pool #A93534	51,978
293,354	4.00%, 9/1/40, Pool #A93851	301,745
793,613	4.50%, 9/1/40, Pool #A93700	830,961
45,847	4.00%, 10/1/40, Pool #A95923	47,174
46,877	4.00%, 11/1/40, Pool #A95144	48,233
42,565	4.00%, 11/1/40, Pool #A94977	43,796
43,596	4.00%, 11/1/40, Pool #A94779	44,854
2,951	4.00%, 4/1/41, Pool #Q00093	3,036
130,406	4.50%, 5/1/41, Pool #Q00804	136,543
142,549	4.50%, 5/1/41, Pool #Q00959	149,257
562,366	Class FL, Series 4248, 2.91%(US0001M+45bps), 5/15/41	559,226
626,697	5.50%, 6/1/41, Pool #G07553	673,306
43,933	4.00%, 10/1/41, Pool #Q03841	45,205
659,241	3.50%, 10/1/41, Pool #G08462	664,132
140,490	5.00%, 10/1/41, Pool #G07642	148,811
81,540	4.00%, 10/1/41, Pool #Q04022	83,900
325,702	3.50%, 4/1/42, Pool #C03811	328,116
271,094	3.50%, 4/1/42, Pool #Q07417	273,105
9,496	3.50%, 5/1/42, Pool #Q08306	9,567
31,219	3.50%, 5/1/42, Pool #Q08239	31,381
17,457	3.50%, 5/1/42, Pool #Q07896	17,587
458,794	3.50%, 8/1/42, Pool #Q10724	462,197
41,742	3.50%, 8/1/42, Pool #Q12162	42,052
273,191	3.50%, 8/1/42, Pool #G07106	275,218
41,216	3.50%, 10/1/42, Pool #Q11750	41,522
24,322	3.50%, 10/1/42, Pool #Q11909	24,393
517,359	3.50%, 11/1/42, Pool #Q13134	521,184
310,818	3.00%, 12/1/42, Pool #C04320	305,618
359,542	3.00%, 1/1/43, Pool #Q14866	353,407
332,970	3.00%, 3/1/43, Pool #Q16673	327,213
231,332	3.00%, 3/1/43, Pool #Q16403	227,339

See accompanying notes to the financial statements.

19

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$432,784	3.00%, 3/1/43, Pool #Q16567	$425,392
117,701	3.00%, 4/1/43, Pool #Q17095	115,667
154,480	3.50%, 6/1/43, Pool #Q18718	155,610
239,095	3.50%, 7/1/43, Pool #Q20206	240,869
156,663	3.50%, 8/1/43, Pool #Q21320	157,786
1,306,142	3.00%, 8/1/43, Pool #G07550	1,279,689
111,121	4.00%, 9/1/43, Pool #Q21579	114,402
3,780,645	3.00%, 9/1/43, Pool #G60675	3,714,887
318,004	3.00%, 10/1/43, Pool #G60037	312,610
4,584,149	3.50%, 12/1/43, Pool #G60270	4,618,146
356,882	4.50%, 12/1/43, Pool #Q23779	369,932
315,192	4.50%, 12/1/43, Pool #G60018	328,065
13,304,026	3.50%, 1/1/44, Pool #G07922	13,402,706
6,867,403	3.50%, 1/1/44, Pool #G60271	6,918,281
27,105	3.50%, 1/1/44, Pool #Q24368	27,306
860,283	Class XZ, Series 4316, 4.50%, 3/15/44	934,013
161,502	4.00%, 4/1/44, Pool #Q25643	165,996
19,588	3.50%, 4/1/44, Pool #Q25812	19,727
1,129,057	3.50%, 4/1/44, Pool #G07848	1,137,429
1,268,670	Class ZX, Series 4352, 4.00%, 4/15/44	1,325,433
19,183	3.50%, 5/1/44, Pool #Q25988	19,319
33,168	3.50%, 5/1/44, Pool #Q26218	33,465
55,720	3.50%, 5/1/44, Pool #Q26362	56,122
23,031	3.50%, 5/1/44, Pool #Q26452	23,194
27,651	3.50%, 6/1/44, Pool #Q26707	27,847
137,541	3.50%, 6/1/44, Pool #Q28764	138,561
205,879	4.00%, 7/1/44, Pool #G60901	211,570
27,921	3.50%, 7/1/44, Pool #Q27319	28,172
105,582	3.50%, 8/1/44, Pool #Q27843	106,332
600,107	4.00%, 8/1/44, Pool #G07786	617,807
122,160	3.50%, 9/1/44, Pool #Q28605	123,029
47,118	3.50%, 9/1/44, Pool #Q28604	47,540
20,049	3.50%, 9/1/44, Pool #Q28763	20,139
9,697	3.50%, 11/1/44, Pool #Q29697	9,752
3,469	3.50%, 11/1/44, Pool #Q29911	3,490
53,105	3.50%, 1/1/45, Pool #Q30876	53,360
38,339	3.50%, 1/1/45, Pool #Q31122	38,480
17,801	4.00%, 2/1/45, Pool #Q31128	18,233
40,572	4.00%, 2/1/45, Pool #Q31338	41,557
14,831	3.50%, 5/1/45, Pool #Q33131	14,851
123,610	3.50%, 5/1/45, Pool #Q33606	124,030
116,973	3.50%, 6/1/45, Pool #Q34176	117,370
3,341	3.50%, 7/1/45, Pool #Q34960	3,352
3,889,622	3.50%, 8/1/45, Pool #G60138	3,917,278
32,235	3.50%, 9/1/45, Pool #Q36302	32,501
303,936	4.00%, 10/1/45, Pool #Q36972	311,617
13,240	3.50%, 10/1/45, Pool #V81932	13,285
41,270	4.00%, 12/1/45, Pool #Q37955	42,203
50,936	4.00%, 12/1/45, Pool #Q37957	52,138
529,746	3.50%, 1/1/46, Pool #G60393	531,543
40,092	3.50%, 2/1/46, Pool #V82209	40,228
378,724	3.50%, 3/1/46, Pool #Q39250	380,009
431,987	3.50%, 5/1/46, Pool #G60561	433,453
704,262	4.00%, 7/1/46, Pool #V82528	721,417
4,344,578	3.50%, 7/1/46, Pool #G60658	4,368,066
411,746	4.00%, 8/1/46, Pool #V82553	421,776

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$9,663,834	3.00%, 8/1/46, Pool #G60717	$9,437,926
811,083	Class FB, Series 4606, 2.96%(US0001M+50bps), 8/15/46	818,118
56,666	4.00%, 9/1/46, Pool #G60729	57,942
550,667	3.00%, 9/1/46, Pool #G60718	537,609
1,565,933	3.00%, 9/1/46, Pool #Q42979	1,528,194
3,520,678	3.00%, 9/1/46, Pool #Q43104	3,440,469
112,454	4.00%, 10/1/46, Pool #V82661	114,987
146,072	3.00%, 12/1/46, Pool #Q45083	143,084
575,287	3.00%, 12/1/46, Pool #Q45064	561,646
243,956	3.00%, 12/1/46, Pool #Q45079	238,587
1,948,061	3.00%, 12/1/46, Pool #V82781	1,900,963
597,514	3.00%, 12/1/46, Pool #Q44853	583,902
289,919	3.00%, 12/1/46, Pool #Q45080	283,360
2,538,582	4.00%, 2/1/47, Pool #V82929	2,600,421
1,103,211	3.50%, 3/1/47, Pool #G60968	1,108,324
187,362	3.50%, 7/1/47, Pool #Q53113	188,694
2,742,533	4.50%, 7/1/47, Pool #G61047	2,878,083
2,111,305	4.00%, 8/1/47, Pool #G67704	2,170,244
727,949	3.50%, 10/1/47, Pool #G61178	732,226
13,322,636	3.50%, 12/1/47, Pool #G67706	13,359,614
921,168	3.50%, 12/1/47, Pool #G61208	925,152
2,225,005	3.50%, 1/1/48, Pool #Q53747	2,228,771
202,432	3.50%, 1/1/48, Pool #Q53648	203,026
105,198	3.50%, 1/1/48, Pool #Q53630	105,816
1,154,000	4.50%, 1/15/48, TBA	1,194,496
893,000	4.00%, 1/15/48, TBA	910,354
6,198,694	4.00%, 6/1/48, Pool #G67712	6,373,350
3,207,836	4.50%, 8/1/48, Pool #G67715	3,358,960
300,000	6.00%, 1/15/49, TBA	322,785
2,600,000	5.50%, 1/15/49, TBA	2,745,740
10,861,416	3.00%, 1/15/49, TBA	10,584,028

		141,303,334

Federal National Mortgage Association (21.4%)
222,399	2.50%, 9/1/27, Pool #AB6194	219,245
148,045	2.50%, 9/1/27, Pool #AP5205	146,063
51,963	2.50%, 2/1/28, Pool #AB8446	51,267
72,761	3.00%, 4/1/28, Pool #AT3121	72,809
110,990	2.50%, 4/1/28, Pool #AB8870	109,505
92,872	3.00%, 5/1/28, Pool #AT6033	92,934
303,637	2.50%, 8/1/28, Pool #AS0190	299,567
3,279,000	Class A2, Series 2018-M14, 3.58%, 8/25/28	3,342,787
1,427,302	3.50%, 9/1/28, Pool #AL4245	1,449,762
172,032	3.00%, 10/1/28, Pool #AU8774	171,939
18,764	3.00%, 10/1/28, Pool #AQ4132	18,777
405,068	3.50%, 10/1/28, Pool #AV0198	411,441
604,098	3.50%, 11/1/28, Pool #AV1360	613,600
19,490	3.00%, 11/1/28, Pool #AV0298	19,502
469,251	3.00%, 4/1/29, Pool #AW0937	469,563
339,226	3.00%, 5/1/29, Pool #AW2544	339,450
650,524	3.00%, 6/1/29, Pool #AS2676	650,957
452,261	3.50%, 9/1/29, Pool #AL5806	458,545
209,439	3.50%, 9/1/29, Pool #AX0105	212,342
1,323,147	3.00%, 9/1/29, Pool #AL6897	1,324,025
426,449	3.00%, 9/1/29, Pool #AS3220	426,733
57,151	3.50%, 10/1/29, Pool #AX2741	57,945

See accompanying notes to the financial statements.

20

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$237,967	3.00%, 10/1/29, Pool #AS3594	$238,125
325,811	3.50%, 12/1/29, Pool #AS3988	330,908
884,496	3.00%, 1/1/30, Pool #AL6144	885,086
2,605,000	3.82%, 1/15/30(c)	1,824,497
128,825	2.50%, 2/1/30, Pool #BM3403	127,031
35,537	2.50%, 2/1/30, Pool #AS4485	34,797
40,559	2.50%, 2/1/30, Pool #AS4488	39,714
255,646	2.50%, 3/1/30, Pool #AS4688	250,323
175,395	3.00%, 3/1/30, Pool #AL6583	175,512
120,425	2.50%, 4/1/30, Pool #AY3416	117,918
147,647	3.00%, 4/1/30, Pool #AL6584	147,745
85,984	3.00%, 5/1/30, Pool #AL6761	86,041
57,940	2.50%, 5/1/30, Pool #AY0828	56,733
3,901,000	3.85%, 5/15/30(c)	2,700,215
53,975	2.50%, 7/1/30, Pool #AZ2170	52,850
138,715	3.00%, 7/1/30, Pool #AX9701	138,808
186,978	2.50%, 7/1/30, Pool #AS5403	183,081
19,689	3.00%, 7/1/30, Pool #AZ2297	19,652
118,339	3.00%, 7/1/30, Pool #AL7139	118,418
39,793	3.00%, 7/1/30, Pool #AX9700	39,820
32,451	2.50%, 7/1/30, Pool #AS5405	31,775
219,334	3.00%, 8/1/30, Pool #AL7225	219,480
197,880	3.00%, 8/1/30, Pool #AL7227	198,012
32,843	3.00%, 8/1/30, Pool #AZ7833	32,865
15,588	3.00%, 8/1/30, Pool #AZ8597	15,598
954,468	3.50%, 8/1/30, Pool #AL7430	967,714
233,457	2.50%, 8/1/30, Pool #AS5616	228,594
383,630	2.50%, 8/1/30, Pool #BM3552	378,171
29,136	3.00%, 8/1/30, Pool #AX3298	29,156
156,979	3.00%, 8/1/30, Pool #AS5622	157,084
171,802	3.00%, 8/1/30, Pool #AS5623	171,917
121,145	2.50%, 8/1/30, Pool #AS5614	118,622
28,513	3.50%, 8/1/30, Pool #AS5707	28,909
127,634	3.50%, 8/1/30, Pool #AS5708	129,411
93,613	2.50%, 8/1/30, Pool #AS5548	91,664
136,799	2.50%, 9/1/30, Pool #AS5872	133,949
41,673	3.00%, 9/1/30, Pool #AL7320	41,700
154,345	3.00%, 9/1/30, Pool #AS5728	154,448
115,892	3.00%, 9/1/30, Pool #AS5714	115,969
64,064	3.00%, 9/1/30, Pool #AZ5719	64,009
109,948	2.50%, 9/1/30, Pool #AS5786	107,658
124,216	2.50%, 11/1/30, Pool #AS6115	121,629
130,067	2.50%, 11/1/30, Pool #AS6116	127,355
134,911	2.50%, 11/1/30, Pool #AS6141	132,100
120,428	2.50%, 11/1/30, Pool #AS6142	117,919
18,801	2.50%, 11/1/30, Pool #AL7800	18,410
220,763	2.50%, 3/1/31, Pool #BM1595	217,669
205,783	2.50%, 6/1/31, Pool #AS7320	201,046
366,191	2.50%, 7/1/31, Pool #AS7617	357,762
331,429	2.50%, 7/1/31, Pool #AS7605	323,800
16,954	2.50%, 8/1/31, Pool #BC2777	16,564
51,792	4.00%, 8/1/31, Pool #AY4688	53,127
81,259	4.00%, 8/1/31, Pool #AY4707	83,361
2,769,422	3.00%, 8/1/31, Pool #AL9376	2,767,004
228,557	3.00%, 9/1/31, Pool #AL9378	228,147
620,978	2.50%, 10/1/31, Pool #AS8193	606,684

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$446,319	2.50%, 10/1/31, Pool #AS8009	$436,045
1,506,494	2.50%, 10/1/31, Pool #AS8195	1,471,817
817,155	2.50%, 10/1/31, Pool #AS8208	798,345
2,931,637	2.50%, 10/1/31, Pool #BC4773	2,864,156
134,348	2.00%, 10/1/31, Pool #MA2774	128,589
488,813	2.50%, 11/1/31, Pool #AS8240	477,562
202,649	2.50%, 11/1/31, Pool #BC2629	197,985
242,301	2.50%, 11/1/31, Pool #AS8245	236,723
617,083	2.00%, 11/1/31, Pool #AS8251	590,628
333,799	2.50%, 11/1/31, Pool #AS8241	326,115
221,498	2.50%, 11/1/31, Pool #BC2628	216,400
40,039	2.00%, 11/1/31, Pool #AS8291	38,324
404,597	2.50%, 11/1/31, Pool #BC2631	395,284
218,546	2.00%, 11/1/31, Pool #BC9040	209,177
793,432	2.00%, 11/1/31, Pool #BM3054	759,434
176,854	2.00%, 12/1/31, Pool #MA2845	169,272
1,962,000	2.50%, 1/25/32, TBA	1,916,054
23,481	3.00%, 2/1/32, Pool #BE5670	23,439
1,449,465	3.50%, 2/1/32, Pool #AS8885	1,469,688
43,796	2.50%, 2/1/32, Pool #BM1036	42,788
730,687	2.50%, 3/1/32, Pool #AS9318	713,868
762,084	3.00%, 3/1/32, Pool #AS9327	760,715
771,226	2.50%, 3/1/32, Pool #AS9319	753,474
1,050,841	2.00%, 3/1/32, Pool #BM3061	1,005,800
387,357	2.50%, 3/1/32, Pool #AS9317	378,441
473,957	2.50%, 3/1/32, Pool #AS9316	463,048
685,587	2.50%, 3/1/32, Pool #AS9321	669,806
3,216,491	3.50%, 4/1/32, Pool #BM3503	3,271,156
2,340,562	3.50%, 5/1/32, Pool #BM1602	2,373,180
3,495,023	3.00%, 6/1/32, Pool #BM1791	3,489,139
1,081,059	2.50%, 8/1/32, Pool #BM3578	1,056,174
426,712	3.00%, 9/1/32, Pool #BM3240	427,489
113,040	3.50%, 11/1/32, Pool #BJ2054	114,591
135,218	5.50%, 1/1/33, Pool #676661	144,928
73,670	3.50%, 1/1/33, Pool #BJ2096	74,679
2,120,488	2.50%, 2/1/33, Pool #BM3793	2,076,320
98,223	5.50%, 5/1/33, Pool #555424	105,427
151,037	4.00%, 9/1/33, Pool #BK7642	155,013
443,937	4.00%, 10/1/33, Pool #CA2527	455,590
642,411	4.00%, 10/1/33, Pool #CA2406	659,310
886,131	4.00%, 10/1/33, Pool #CA2404	909,444
445,272	4.00%, 10/1/33, Pool #CA2528	456,960
460,619	4.00%, 11/1/33, Pool #CA2555	472,851
2,912,550	4.00%, 11/1/33, Pool #CA2557	2,989,000
1,336,996	3.00%, 12/1/33, Pool #MA3547	1,334,338
666,000	2.00%, 1/25/34, TBA	637,396
200,000	4.50%, 1/25/34, TBA	203,625
1,900,000	5.00%, 1/25/34, TBA	1,931,766
786,359	5.00%, 2/1/35, Pool #735226	834,783
234,023	5.50%, 2/1/35, Pool #735989	251,510
58,398	5.00%, 3/1/35, Pool #735288	62,003
21,257	6.00%, 4/1/35, Pool #735504	23,181
108,923	5.00%, 9/1/35, Pool #889974	115,651
230,131	4.00%, 1/1/36, Pool #AB0686	236,316
544,058	5.50%, 9/1/36, Pool #995113	585,823
58,954	3.00%, 10/1/36, Pool #AL9227	58,320

See accompanying notes to the financial statements.

21

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$425,846	3.00%, 11/1/36, Pool #AS8348	$421,266
175,424	3.00%, 11/1/36, Pool #AS8349	173,537
393,093	3.00%, 12/1/36, Pool #BE1896	388,866
511,274	3.00%, 12/1/36, Pool #AS8553	505,775
29,767	5.50%, 2/1/38, Pool #961545	31,711
16,646	6.00%, 3/1/38, Pool #889529	18,177
127,486	5.50%, 5/1/38, Pool #889692	136,800
53,931	6.00%, 5/1/38, Pool #889466	59,044
95,806	5.50%, 5/1/38, Pool #889441	102,323
84,922	5.50%, 6/1/38, Pool #995018	91,401
24,111	5.50%, 9/1/38, Pool #889995	25,812
57,868	6.00%, 10/1/38, Pool #889983	63,132
301,321	5.50%, 1/1/39, Pool #AB0200	323,040
134,028	4.50%, 4/1/39, Pool #930922	140,340
144,380	4.50%, 5/1/39, Pool #AL1472	151,187
1,347,991	5.00%, 6/1/39, Pool #AL7521	1,421,952
843,575	6.00%, 7/1/39, Pool #BF0056	926,419
61,139	5.50%, 10/1/39, Pool #AD0362	65,315
440,566	5.50%, 12/1/39, Pool #AC6680	468,887
60,981	5.50%, 12/1/39, Pool #AD0571	65,246
8,282,844	4.50%, 1/1/40, Pool #AC8568	8,690,476
50,011	5.50%, 3/1/40, Pool #AL5304	54,019
48,675	4.50%, 4/1/40, Pool #AD4038	50,984
385,313	6.00%, 4/1/40, Pool #AL4141	420,333
73,504	6.50%, 5/1/40, Pool #AL1704	83,066
105,109	4.50%, 7/1/40, Pool #AB1226	110,095
139,062	4.50%, 7/1/40, Pool #AD7127	145,659
196,670	4.00%, 7/1/40, Pool #AE0113	202,196
5,296	4.00%, 8/1/40, Pool #AD9136	5,446
352,318	4.00%, 8/1/40, Pool #AE0216	362,270
42,427	6.00%, 9/1/40, Pool #AE0823	46,111
947,497	4.00%, 10/1/40, Pool #AB1614	974,265
400,335	4.00%, 10/1/40, Pool #AE7535	411,646
64,059	4.00%, 11/1/40, Pool #AE8407	65,869
42,918	4.00%, 12/1/40, Pool #AH0006	44,131
284,566	4.00%, 12/1/40, Pool #AH0946	292,606
2,680,000	Class CY, Series 2010-136, 4.00%, 12/25/40	2,797,774
81,947	4.00%, 1/1/41, Pool #AL7167	84,013
10,890,956	Class ZA, Series 2011-8, 4.00%, 2/25/41, Callable 1/25/33 @ 100	11,233,583
622,988	4.00%, 4/1/41, Pool #AI1186	640,575
91,632	6.00%, 6/1/41, Pool #AL4142	99,980
1,003,987	5.00%, 7/1/41, Pool #AL7524	1,065,788
57,881	4.50%, 7/1/41, Pool #AB3314	60,601
63,834	4.00%, 9/1/41, Pool #AI5228	65,638
55,340	4.50%, 9/1/41, Pool #AI8961	57,965
1,155,603	5.50%, 9/1/41, Pool #AL8430	1,242,184
744,078	4.00%, 9/1/41, Pool #AJ1541	765,087
50,194	4.00%, 10/1/41, Pool #AC9312	51,613
3,305,300	4.00%, 11/1/41, Pool #AJ4701	3,397,795
168,712	4.00%, 12/1/41, Pool #AB4054	174,325
54,946	4.00%, 12/1/41, Pool #AJ7684	56,774
54,451	3.50%, 1/1/42, Pool #AK2073	54,876
1,469,229	4.00%, 1/1/42, Pool #AB4307	1,510,747
339,356	3.50%, 1/1/42, Pool #AW8154	342,150
180,350	4.00%, 2/1/42, Pool #AB4530	185,445

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$57,251	3.50%, 4/1/42, Pool #AK7510	$57,698
163,597	3.50%, 4/1/42, Pool #AO0777	164,874
299,573	4.00%, 5/1/42, Pool #AO2961	308,036
23,605	3.50%, 5/1/42, Pool #AO2881	23,662
98,246	4.00%, 5/1/42, Pool #A02114	101,022
96,765	4.00%, 5/1/42, Pool #AT6144	99,982
45,634	3.50%, 6/1/42, Pool #AL2168	45,988
102,215	4.00%, 6/1/42, Pool #AL2003	105,103
51,137	3.50%, 6/1/42, Pool #AO3107	51,536
27,179	3.50%, 6/1/42, Pool #AO3048	27,391
41,501	3.50%, 6/1/42, Pool #AK9225	41,825
60,902	3.50%, 7/1/42, Pool #AO9707	61,378
213,289	4.00%, 7/1/42, Pool #AL4244	220,380
3,616,306	4.00%, 7/1/42, Pool #AL2160	3,736,581
74,788	4.00%, 7/1/42, Pool #AL2607	76,901
95,631	3.50%, 8/1/42, Pool #AO7152	96,378
1,205,938	4.00%, 8/1/42, Pool #AL2242	1,240,008
340,321	4.50%, 9/1/42, Pool #AL2482	356,333
52,416	4.00%, 9/1/42, Pool #AX3706	53,896
104,351	4.00%, 9/1/42, Pool #AL2901	107,295
143,235	3.00%, 10/1/42, Pool #AP9726	140,917
478,945	3.50%, 10/1/42, Pool #AB6512	482,683
115,043	3.50%, 12/1/42, Pool #AQ7127	115,938
465,589	3.50%, 12/1/42, Pool #AL8045	469,222
261,697	4.00%, 12/1/42, Pool #AL6055	270,390
239,419	3.00%, 12/1/42, Pool #AB7271	235,469
203,577	3.00%, 12/1/42, Pool #AB7425	200,203
901,109	3.00%, 12/1/42, Pool #AB7269	886,255
162,880	4.00%, 1/1/43, Pool #AL7369	167,475
600,169	3.00%, 1/1/43, Pool #AB7458	590,137
582,993	3.00%, 1/1/43, Pool #AB7497	573,187
333,850	3.00%, 1/1/43, Pool #AB7565	328,264
653,108	3.00%, 1/1/43, Pool #AB7567	642,408
404,665	3.00%, 1/1/43, Pool #AB7755	397,848
2,224,574	4.50%, 1/1/43, Pool #AL8206	2,329,929
259,360	3.50%, 2/1/43, Pool #AL2935	261,383
223,988	3.00%, 2/1/43, Pool #AB8558	220,188
228,569	3.00%, 2/1/43, Pool #AB7762	224,718
426,724	3.00%, 3/1/43, Pool #AB8701	419,435
54,760	3.00%, 3/1/43, Pool #AB8712	53,824
17,174	3.50%, 3/1/43, Pool #AR6909	17,308
50,940	3.50%, 3/1/43, Pool #AR9203	51,336
112,638	3.00%, 3/1/43, Pool #AR7576	110,687
98,404	3.00%, 3/1/43, Pool #AR7568	96,699
35,627	3.50%, 3/1/43, Pool #AR8128	35,881
145,417	3.00%, 3/1/43, Pool #AR9218	142,885
440,545	3.00%, 3/1/43, Pool #AR9194	433,225
255,707	4.00%, 3/1/43, Pool #AL3300	262,880
146,224	3.00%, 3/1/43, Pool #AB8830	143,760
684,194	3.50%, 3/1/43, Pool #AL3409	689,534
21,525	3.50%, 3/1/43, Pool #AT0310	21,691
404,186	3.00%, 4/1/43, Pool #AB9016	397,235
117,831	3.00%, 4/1/43, Pool #AB8923	115,787
55,917	3.00%, 4/1/43, Pool #AB9033	54,955
105,554	3.00%, 4/1/43, Pool #AB8924	103,719
167,051	3.00%, 4/1/43, Pool #AR8630	164,148

See accompanying notes to the financial statements.

22

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$63,885	3.00%, 4/1/43, Pool #AT2037	$62,790
201,947	3.00%, 4/1/43, Pool #AT2040	198,480
121,756	3.00%, 4/1/43, Pool #AT2043	119,634
23,362	3.50%, 4/1/43, Pool #AT3019	23,545
107,592	3.50%, 5/1/43, Pool #AB9255	108,432
39,643	3.50%, 5/1/43, Pool #MA1440	39,939
157,621	3.00%, 5/1/43, Pool #AT6654	154,970
208,221	3.00%, 5/1/43, Pool #AB9462	204,648
161,422	3.00%, 5/1/43, Pool #AL3759	158,728
290,735	3.00%, 5/1/43, Pool #AB9173	285,769
427,687	3.00%, 5/1/43, Pool #AT2719	420,431
25,771	3.50%, 6/1/43, Pool #AB9567	25,973
236,758	3.00%, 6/1/43, Pool #AB9662	232,714
15,248	3.00%, 6/1/43, Pool #AB9564	14,987
86,019	3.00%, 6/1/43, Pool #AT7676	84,522
2,929,202	3.00%, 7/1/43, Pool #AB9940	2,878,446
72,423	3.50%, 7/1/43, Pool #AT3906	72,989
472,660	3.50%, 7/1/43, Pool #AL4010	476,347
211,370	3.50%, 7/1/43, Pool #AT8464	212,954
193,243	3.50%, 7/1/43, Pool #AR7145	194,493
660,595	3.00%, 7/1/43, Pool #AL5778	649,082
664,828	3.50%, 7/1/43, Pool #AU0918	670,014
448,604	3.50%, 7/1/43, Pool #AT9667	451,955
534,163	3.00%, 8/1/43, Pool #AS0331	524,893
125,063	3.50%, 8/1/43, Pool #AU0570	125,746
116,288	3.50%, 8/1/43, Pool #AU0613	116,884
14,940	3.50%, 8/1/43, Pool #AT7333	15,052
14,795	3.50%, 8/1/43, Pool #AU3032	14,910
531,868	3.50%, 8/1/43, Pool #AS0209	535,658
56,893	3.50%, 8/1/43, Pool #AU3270	57,337
18,366	3.50%, 9/1/43, Pool #AT7267	18,462
1,807,177	4.00%, 10/1/43, Pool #BM1502	1,858,207
122,673	4.00%, 10/1/43, Pool #AL7577	126,137
1,186,384	3.50%, 11/1/43, Pool #AL9745	1,195,645
1,451,371	5.00%, 12/1/43, Pool #AL7777	1,539,937
102,600	3.50%, 1/1/44, Pool #AS1703	103,369
105,671	3.50%, 1/1/44, Pool #AS1539	106,463
129,919	4.00%, 3/1/44, Pool #AV6577	133,718
3,862,181	4.50%, 4/1/44, Pool #AL6887	4,045,198
3,791,066	3.50%, 5/1/44, Pool #BM5002	3,827,617
13,620	3.50%, 6/1/44, Pool #AS2591	13,722
26,033	3.50%, 6/1/44, Pool #AW6405	26,228
5,182,384	3.50%, 6/1/44, Pool #AL9405	5,222,815
25,559	4.00%, 7/1/44, Pool #AW7055	26,179
993,270	4.00%, 8/1/44, Pool #890629	1,026,309
1,694,778	4.00%, 8/1/44, Pool #AL5601	1,751,132
792,328	5.00%, 11/1/44, Pool #AL8878	840,874
216,583	4.00%, 12/1/44, Pool #AX9372	223,352
16,995	4.00%, 12/1/44, Pool #AY0299	17,560
16,246	4.00%, 12/1/44, Pool #AX6255	16,787
67,098	4.00%, 1/1/45, Pool #AX8713	69,194
702,792	4.00%, 1/1/45, Pool #AS4083	724,756
185,095	4.00%, 1/1/45, Pool #AY0367	190,879
121,926	4.00%, 2/1/45, Pool #AY2693	124,981
29,417	4.00%, 2/1/45, Pool #AY1866	30,395
514,778	3.50%, 2/1/45, Pool #BM1100	518,797

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$186,316	4.00%, 2/1/45, Pool #AS4308	$191,763
67,886	4.00%, 5/1/45, Pool #AY9770	70,143
789,242	4.00%, 5/1/45, Pool #AS5017	815,489
27,522	4.00%, 5/1/45, Pool #AY8218	28,189
427,317	5.00%, 6/1/45, Pool #BM3784	450,254
477,269	3.50%, 7/1/45, Pool #AS5459	480,795
1,246,043	3.50%, 7/1/45, Pool #AS5453	1,250,433
64,654	3.50%, 8/1/45, Pool #AS5640	64,778
248,464	4.50%, 9/1/45, Pool #AL7936	261,186
48,501	4.00%, 10/1/45, Pool #BA2879	49,879
598,781	3.50%, 10/1/45, Pool #MA2414	604,135
43,970	4.00%, 10/1/45, Pool #AZ9243	45,424
49,511	4.00%, 10/1/45, Pool #AZ9244	51,033
51,235	4.00%, 10/1/45, Pool #BA2877	52,510
47,044	4.00%, 10/1/45, Pool #BA2878	48,483
147,364	4.00%, 10/1/45, Pool #AL7443	151,944
511,739	4.00%, 10/1/45, Pool #AS5949	527,017
102,568	4.00%, 10/1/45, Pool #AL7442	105,979
1,752,391	3.50%, 11/1/45, Pool #BM1124	1,765,100
124,142	4.50%, 11/1/45, Pool #AL9501	130,439
149,828	4.00%, 11/1/45, Pool #BA2904	154,752
15,884	4.50%, 11/1/45, Pool #AS6233	16,591
107,115	3.50%, 11/1/45, Pool #AS6195	108,035
225,525	4.00%, 11/1/45, Pool #BA2905	232,384
443,783	3.50%, 12/1/45, Pool #AL9635	446,982
403,745	4.50%, 12/1/45, Pool #BM1756	421,902
128,491	4.00%, 12/1/45, Pool #BA4736	132,663
152,543	4.00%, 12/1/45, Pool #BA4737	157,131
487,692	4.00%, 12/1/45, Pool #AS6347	501,680
70,016	4.00%, 12/1/45, Pool #BA2924	71,686
173,617	4.00%, 1/1/46, Pool #BA4781	179,221
301,452	4.00%, 2/1/46, Pool #AS6662	310,058
571,206	3.50%, 3/1/46, Pool #AS6823	573,012
528,527	3.50%, 4/1/46, Pool #AS7015	530,033
219,915	3.50%, 4/1/46, Pool #AL8521	221,319
6,179,911	3.50%, 4/1/46, Pool #BC5981	6,217,636
360,889	3.50%, 5/1/46, Pool #AL8570	362,011
139,615	3.00%, 6/1/46, Pool #AS7370	136,792
1,901,124	3.50%, 6/1/46, Pool #AS7383	1,906,742
1,970,690	4.00%, 6/1/46, Pool #AL9093	2,016,008
28,755	3.00%, 6/1/46, Pool #AS7365	28,088
1,509,815	3.50%, 6/1/46, Pool #AS7353	1,514,121
250,835	3.00%, 6/1/46, Pool #AS7362	245,374
70,839	3.50%, 6/1/46, Pool #BC1154	71,386
5,063,744	4.00%, 7/1/46, Pool #AL8857	5,197,004
692,117	4.50%, 7/1/46, Pool #BM3053	728,067
4,275,025	3.50%, 7/1/46, Pool #BA7748	4,286,777
3,579,912	3.00%, 7/1/46, Pool #BC1450	3,495,865
1,015,418	4.50%, 7/1/46, Pool #BM1920	1,067,385
818,004	3.50%, 8/1/46, Pool #AL8952	820,464
3,732,819	3.00%, 8/1/46, Pool #BC1486	3,645,181
38,144	4.00%, 8/1/46, Pool #BD3933	39,255
56,422	4.00%, 8/1/46, Pool #BD4900	58,070
41,758	3.00%, 8/1/46, Pool #AL9031	40,913
1,373,201	Class UF, Series 2016-48, 2.91%(US0001M+40bps), 8/25/46	1,378,550

See accompanying notes to the financial statements.

23

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$847,610	3.00%, 9/1/46, Pool #AL9214	$827,080
2,741,537	3.00%, 9/1/46, Pool #BD1469	2,680,149
766,728	3.50%, 9/1/46, Pool #AL9511	769,671
121,535	4.00%, 9/1/46, Pool #BD1481	125,239
34,836	4.00%, 9/1/46, Pool #BD7826	35,842
203,454	3.00%, 9/1/46, Pool #AS7889	199,056
295,777	3.00%, 9/1/46, Pool #AL9045	289,491
20,507	3.50%, 9/1/46, Pool #BE0547	20,525
384,067	3.00%, 9/1/46, Pool #AS7878	375,705
3,106,655	3.00%, 9/1/46, Pool #AS7847	3,033,716
848,462	3.00%, 10/1/46, Pool #AL9215	829,331
1,055,870	3.00%, 10/1/46, Pool #BD8925	1,031,849
653,589	3.00%, 10/1/46, Pool #AL9266	637,759
4,851,182	3.00%, 10/1/46, Pool #BD3309	4,743,312
342,432	3.00%, 11/1/46, Pool #BD9641	335,081
106,274	3.50%, 11/1/46, Pool #BD8477	106,500
1,174,504	3.50%, 11/1/46, Pool #BD8970	1,177,126
897,573	3.00%, 11/1/46, Pool #BD9644	877,334
294,520	3.00%, 11/1/46, Pool #AL9481	288,107
347,914	4.00%, 11/1/46, Pool #BC9012	358,085
33,760	3.50%, 11/1/46, Pool #BC7299	33,832
447,491	3.00%, 11/1/46, Pool #BD9645	436,986
302,389	3.00%, 11/1/46, Pool #BD9643	295,265
938,229	3.00%, 11/1/46, Pool #AL9325	917,074
54,342	3.50%, 11/1/46, Pool #BE1932	54,483
1,805,013	4.00%, 11/1/46, Pool #AS8379	1,857,594
6,942,294	4.00%, 11/1/46, Pool #AS8374	7,124,884
725,103	3.50%, 11/1/46, Pool #AS8371	730,090
566,652	3.50%, 11/1/46, Pool #BM1938	569,498
5,190,886	3.50%, 11/1/46, Pool #AL9424	5,205,422
770,612	3.00%, 11/1/46, Pool #BD8962	753,081
129,619	3.50%, 12/1/46, Pool #AL9593	130,029
725,101	3.50%, 12/1/46, Pool #BC9084	728,861
1,445,385	3.50%, 12/1/46, Pool #AS8493	1,450,336
1,848,369	3.00%, 12/1/46, Pool #AS8486	1,806,979
262,695	3.50%, 1/1/47, Pool #BD8531	263,526
503,515	4.00%, 1/1/47, Pool #BD2439	518,166
2,177,256	3.50%, 1/1/47, Pool #AL9725	2,192,689
839,622	3.50%, 1/1/47, Pool #AS8653	844,877
208,772	3.00%, 1/1/47, Pool #AS8589	204,222
325,680	3.50%, 1/1/47, Pool #AL9774	328,056
139,086	3.50%, 1/1/47, Pool #BE4913	139,221
405,611	3.00%, 2/1/47, Pool #BD5049	396,461
108,220	3.00%, 2/1/47, Pool #BD5056	105,861
350,937	3.50%, 2/1/47, Pool #BE3188	352,700
1,077,776	3.50%, 2/1/47, Pool #BM3792	1,083,193
886,846	3.00%, 3/1/47, Pool #AS8925	866,796
716,447	3.00%, 3/1/47, Pool #AS8936	699,596
3,393,539	4.00%, 3/1/47, Pool #BM1155	3,480,096
2,423,937	4.00%, 3/1/47, Pool #890824	2,482,464
963,031	4.00%, 5/1/47, Pool #BH0398	984,743
205,532	3.50%, 5/1/47, Pool #BM1937	207,031
794,359	3.50%, 5/1/47, Pool #BM1174	796,954
680,981	3.50%, 6/1/47, Pool #BM1902	682,653
829,128	4.00%, 7/1/47, Pool #BH3401	849,398
485,003	3.50%, 7/1/47, Pool #BM1571	486,928

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$954,963	4.00%, 8/1/47, Pool #BM1619	$978,309
278,582	3.50%, 9/1/47, Pool #BM1822	279,982
113,321	3.50%, 9/1/47, Pool #BH8295	113,391
462,641	4.50%, 10/1/47, Pool #BM3052	485,849
624,819	3.50%, 10/1/47, Pool #BM1952	627,183
716,047	3.50%, 11/1/47, Pool #CA0689	720,532
114,930	3.50%, 11/1/47, Pool #CA0681	115,508
759,212	3.50%, 12/1/47, Pool #BM3326	763,967
567,103	4.00%, 12/1/47, Pool #BM3261	583,884
866,247	3.50%, 12/1/47, Pool #BM3282	871,672
56,295	3.50%, 12/1/47, Pool #BM3327	56,578
587,539	4.50%, 12/1/47, Pool #BH7067	614,120
3,827,429	3.50%, 12/1/47, Pool #BH7060	3,839,540
57,754	3.50%, 1/1/48, Pool #BJ8650	58,044
1,405,124	3.50%, 1/1/48, Pool #CA0993	1,408,213
1,566,944	3.50%, 1/1/48, Pool #CA1058	1,574,456
293,673	3.50%, 1/1/48, Pool #BJ5879	295,149
81,507	3.50%, 1/1/48, Pool #BJ8126	81,778
154,219	3.50%, 1/1/48, Pool #BJ8120	155,186
265,123	4.00%, 2/1/48, Pool #BJ9058	271,377
276,010	4.00%, 2/1/48, Pool #BJ9057	282,301
1,246,732	4.00%, 2/1/48, Pool #CA1199	1,275,626
1,804,001	4.00%, 2/1/48, Pool #CA1255	1,845,782
1,896,840	4.00%, 3/1/48, Pool #CA1372	1,953,194
6,045,888	4.00%, 4/1/48, Pool #CA1545	6,186,198
202,066	4.00%, 4/1/48, Pool #BM3762	208,069
221,441	4.00%, 4/1/48, Pool #BM3763	227,706
4,031,667	4.00%, 4/1/48, Pool #CA1541	4,136,173
771,681	4.00%, 4/1/48, Pool #CA1549	794,709
335,037	4.50%, 4/1/48, Pool #BM3846	352,235
7,212,458	4.50%, 5/1/48, Pool #CA1704	7,557,337
180,803	4.50%, 7/1/48, Pool #BK6113	190,489
38,514	4.50%, 7/1/48, Pool #BK4471	40,397
21,811,018	4.00%, 11/25/48, Pool #BM5003	22,418,110
4,523,000	6.00%, 1/25/49, TBA	4,857,335
30,858,000	5.00%, 1/25/49, TBA	32,321,343
25,306,832	3.00%, 1/25/49, TBA	24,666,675
2,900,000	2.50%, 1/25/49, TBA	2,738,008
19,500,000	4.50%, 2/25/49, TBA	20,149,365

		412,854,358

Government National Mortgage Association (12.4%)
23,628	4.50%, 9/15/33, Pool #615516	24,605
80,398	5.00%, 12/15/33, Pool #783571	85,183
23,191	6.50%, 8/20/38, Pool #4223	26,182
23,209	6.50%, 10/15/38, Pool #673213	26,372
12,524	6.50%, 11/20/38, Pool #4292	14,161
25,217	6.50%, 12/15/38, Pool #782510	28,439
264,246	5.00%, 1/15/39, Pool #782557	280,030
114,902	5.00%, 4/15/39, Pool #711939	121,819
177,260	5.00%, 4/15/39, Pool #782619	187,862
20,256	4.00%, 4/20/39, Pool #4422	20,920
17,218	5.00%, 6/15/39, Pool #782696	18,246
70,645	4.00%, 7/20/39, Pool #4494	72,965
115,485	5.00%, 10/20/39, Pool #4559	122,920
13,325	4.50%, 12/20/39, Pool #G24598	13,982
35,839	4.50%, 1/15/40, Pool #728627	37,426

See accompanying notes to the financial statements.

24

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$16,650	4.50%, 1/20/40, Pool #4617	$17,471
13,041	4.50%, 2/20/40, Pool #G24636	13,684
94,649	5.00%, 5/15/40, Pool #782958	100,301
908	4.50%, 5/20/40, Pool #G24696	952
75,508	5.00%, 6/15/40, Pool #697862	79,943
790,588	4.50%, 7/15/40, Pool #733795	825,910
81,419	4.50%, 7/15/40, Pool #745793	85,044
34,022	4.50%, 7/20/40, Pool #4746	35,699
65,410	4.50%, 8/20/40, Pool #4771	68,636
19,541	4.00%, 9/20/40, Pool #G24800	20,210
30,790	4.50%, 9/20/40, Pool #748948	32,237
158,309	4.50%, 10/15/40, Pool #783609	165,367
495,682	4.00%, 10/20/40, Pool #G24833	511,975
58,132	4.50%, 10/20/40, Pool #4834	61,000
922,864	4.00%, 11/20/40, Pool #4853	953,173
449,182	4.00%, 12/20/40, Pool #G24882	463,945
195,135	4.00%, 1/15/41, Pool #759138	201,183
396,930	4.00%, 1/20/41, Pool #4922	409,984
52,701	4.50%, 2/15/41, Pool #738019	55,043
1,412,252	4.00%, 2/20/41, Pool #742887	1,454,620
6,763	4.00%, 2/20/41, Pool #4945	6,985
135,699	4.00%, 3/15/41, Pool #762838	139,880
9,259	5.00%, 4/20/41, Pool #5018	9,821
153,131	4.50%, 6/20/41, Pool #783590	160,670
19,765	5.00%, 6/20/41, Pool #5083	20,972
64,343	4.50%, 7/20/41, Pool #754367	66,640
673,883	4.00%, 7/20/41, Pool #742895	691,946
10,279	5.00%, 7/20/41, Pool #5116	10,903
350,968	4.50%, 7/20/41, Pool #5115	368,195
104,138	4.50%, 7/20/41, Pool #783584	109,250
113,768	4.50%, 11/15/41, Pool #783610	118,984
311,512	3.50%, 1/15/42, Pool #553461	315,214
416,806	4.00%, 4/20/42, Pool #MA0023	430,506
167,890	5.00%, 7/20/42, Pool #MA0223	177,193
497,636	3.50%, 4/15/43, Pool #AD2334	502,346
783,446	3.50%, 4/20/43, Pool #MA0934	792,363
435,760	3.50%, 5/20/43, Pool #MA1012	440,725
37,060	4.00%, 7/20/43, Pool #MA1158	38,263
1,615,106	4.50%, 6/20/44, Pool #MA1997	1,697,269
30,104	4.00%, 8/20/44, Pool #AI4167	30,916
1,420,140	4.00%, 8/20/44, Pool #MA2149	1,459,279
35,479	4.00%, 8/20/44, Pool #AJ2723	36,826
20,974	4.00%, 8/20/44, Pool #AJ4687	21,589
15,169	4.00%, 8/20/44, Pool #AI4166	15,624
86,047	3.00%, 12/20/44, Pool #MA2444	85,279
724,618	5.00%, 12/20/44, Pool #MA2448	765,085
1,525,938	Class ZD, Series 2015-3, 4.00%, 1/20/45	1,630,888
717,401	3.00%, 2/15/45, Pool #784439	709,286
3,903,153	3.50%, 4/20/45, Pool #MA2754	3,935,570
1,641,022	3.00%, 4/20/45, Pool #MA2753	1,621,802
4,702,822	3.50%, 5/20/45, Pool #MA2826	4,741,881
88,009	3.00%, 6/20/45, Pool #MA2891	86,960
262,959	3.00%, 7/20/45, Pool #MA2960	259,798
86,537	3.00%, 8/20/45, Pool #MA3033	85,487
533,094	3.00%, 10/20/45, Pool #MA3172	526,576
409,544	5.00%, 12/20/45, Pool #MA3313	432,481

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$23,687,250	3.50%, 3/20/46, Pool #MA3521	$23,876,702
9,781,854	3.00%, 4/20/46, Pool #MA3596	9,653,171
14,675,644	3.50%, 4/20/46, Pool #MA3597	14,790,762
69,044	3.00%, 5/20/46, Pool #MA3662	68,146
4,672,398	3.50%, 5/20/46, Pool #MA3663	4,707,610
1,570,152	3.00%, 6/20/46, Pool #MA3735	1,548,529
9,804,632	3.50%, 6/20/46, Pool #MA3736	9,877,012
3,086,735	3.00%, 7/20/46, Pool #MA3802	3,044,696
1,617,283	3.50%, 7/20/46, Pool #MA3803	1,628,724
14,427,673	3.00%, 8/20/46, Pool #MA3873	14,228,948
6,354,273	3.00%, 9/20/46, Pool #MA3936	6,269,664
6,206,507	3.50%, 9/20/46, Pool #MA3937	6,249,457
141,732	3.50%, 10/20/46, Pool #AX4343	142,779
336,857	3.50%, 10/20/46, Pool #AX4345	339,233
381,637	3.50%, 10/20/46, Pool #AX4344	384,355
166,641	3.50%, 10/20/46, Pool #AX4342	167,959
172,567	3.50%, 10/20/46, Pool #AX4341	174,123
32,404	4.00%, 10/20/46, Pool #AQ0542	33,282
166,712	3.00%, 11/20/46, Pool #MA4068	164,339
480,932	3.00%, 12/20/46, Pool #MA4126	474,010
163,742	4.50%, 3/15/47, Pool #AZ8560	171,104
256,167	4.50%, 4/15/47, Pool #AZ8596	267,845
170,313	4.50%, 4/15/47, Pool #AZ8597	177,976
152,214	4.50%, 5/15/47, Pool #BA7888	159,158
24,436	4.00%, 9/15/47, Pool #BC5919	25,113
35,273	4.00%, 10/15/47, Pool #BD3187	36,239
31,407	4.00%, 10/15/47, Pool #BE1031	32,278
24,529	4.00%, 11/15/47, Pool #BE1030	25,237
37,355	4.00%, 12/15/47, Pool #BE4664	38,391
26,627	4.00%, 1/15/48, Pool #BE0204	27,365
20,085,000	3.50%, 1/15/48, TBA	20,219,162
42,334	4.00%, 1/15/48, Pool #BE0143	43,507
8,260,000	3.00%, 1/15/48, TBA	8,139,004
7,977,264	4.50%, 8/20/48, Pool #MA5399	8,260,422
818,294	4.50%, 9/20/48, Pool #BD0560	854,435
20,970,890	4.50%, 9/20/48, Pool #MA5467	21,715,112
1,000,000	5.00%, 1/15/49, TBA	1,038,789
2,800,000	4.50%, 1/15/49, TBA	2,897,289
47,327,000	4.00%, 1/20/49, TBA	48,458,410

		239,591,278

Total U.S. Government Agency Mortgages (Cost $804,713,354)		797,873,805

U.S. Treasury Obligations (21.4%):
U.S. Treasury Bonds (7.1%)
2,480,000	5.38%, 2/15/31^	3,150,763
20,525,000	4.75%, 2/15/37^	26,158,952
31,340,000	3.13%, 11/15/41	32,087,998
11,080,000	3.63%, 8/15/43	12,264,608
1,205,000	3.13%, 8/15/44	1,230,088
15,000	2.50%, 2/15/45	13,594
955,000	3.00%, 5/15/45	953,172
1,770,000	2.88%, 8/15/45	1,723,952
1,543,000	3.00%, 2/15/47	1,538,660
5,645,000	3.00%, 2/15/48	5,614,790
39,030,000	3.13%, 5/15/48(d)	39,770,960
7,265,000	3.00%, 8/15/48^	7,230,662
1,150,000	3.38%, 11/15/48	1,229,781

		132,967,980

See accompanying notes to the financial statements.

25

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares or Principal Amount		Fair Value
U.S. Treasury Obligations, continued
U.S. Treasury Inflation Index Bonds (1.0%)
$10,970,477	0.75%, 7/15/28^	$10,738,316
8,495,770	1.00%, 2/15/48	8,051,430

		18,789,746

U.S. Treasury Notes (13.3%)
7,360,000	2.88%, 10/31/20^	7,406,000
23,295,000	2.75%, 11/30/20^	23,400,555
2,949,000	1.38%, 5/31/21^	2,873,202
3,686,000	2.63%, 7/15/21	3,699,103
30,000	2.75%, 8/15/21	30,203
37,255,000	2.88%, 11/15/21^	37,669,753
16,725,000	2.63%, 12/15/21	16,800,132
18,340,000	1.88%, 4/30/22^	17,988,961
8,375,000	2.88%, 11/30/23	8,520,908
4,550,000	2.63%, 12/31/23	4,573,816
21,290,000	2.13%, 7/31/24	20,826,776
32,537,000	2.13%, 9/30/24	31,794,750
890,000	3.13%, 10/31/25	913,050
1,550,000	2.88%, 11/30/25	1,577,791
46,000	2.00%, 11/15/26	43,910
50,815,000	2.88%, 8/15/28	51,601,044
32,180,000	3.13%, 11/15/28^	33,379,208

		263,099,162

Total U.S. Treasury Obligations (Cost $413,750,242)		414,856,888

Commercial Paper (3.8%):
24,100,000	Campbell Soup Co., 2.69%(c)	24,087,394
20,000,000	Ford Motor Credit Co., 3.17%(c)	19,943,876
12,700,000	Ford Motor Credit Co., 3.23%(c)	12,642,067
1,584,000	Ford Motor Credit Co., 3.38%(c)	1,569,576
11,880,000	Ford Motor Credit Co., 3.38%(c)	11,770,686
4,540,000	Ford Motor Credit Co., 3.40%(c)	4,488,713

Total Commercial Paper (Cost $74,532,785)		74,502,312

Unaffiliated Investment Company (1.2%):
24,041,369	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 2.20%(c)	24,041,369

Total Unaffiliated Investment Company (Cost $24,041,369)		24,041,369

Shares or Principal Amount		Fair Value
Short-Term Securities Held as Collateral for Securities on Loan (8.9%)(e)
Floating Rate Notes (3.0%)
$8,763,000	Bedford Row Funding, 2.61%, 1/31/19	$8,763,000
4,200,000	Canadian Imperial Bank of Commerce, 2.59%, 1/11/19	4,200,000
4,034,000	Commonwealth Bank Australia, 2.68%, 5/3/19	4,034,000
4,531,000	Cooperatieve Rabobank UA, 2.65%, 2/8/19	4,531,000
3,800,000	Credit Industriel et Commercial, 2.66%, 1/14/19	3,800,000
4,109,000	HSBC Bank plc, 2.65%, 2/8/19	4,109,000
3,400,000	National Bank of Canada, 2.60%, 1/7/19	3,400,000
4,291,000	Nordea Bank Abp, 2.66%, 1/25/19	4,291,754
4,495,000	Oversea-Chinese Banking Corp., Ltd., 2.60%, 4/10/19	4,495,000
4,100,000	Societe Generale SA, 2.63%, 1/7/19	4,100,000
4,600,000	Toronto-Dominion Bank, 2.71%, 2/14/19	4,600,000
3,900,000	Toyota Motor Credit Corp., 2.69%, 11/14/19	3,902,090
3,500,000	Wells Fargo Bank NA, 2.61%, 1/7/19	3,500,000

		57,725,844

Repurchase Agreements (1.0%)
20,051,459	BNP Paribas SA, 3.00%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $20,054,801, Collateralized by U.S. Government Agency Obligations, 2.00% - 7.00%, 2/1/20 - 11/1/48, fair value of $20,452,488	20,051,459

Miscellaneous Investments (4.9%)
94,810,793	Short-Term Investments(f)	94,810,793

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $172,588,096)		172,588,096

Total Investment Securities (Cost $2,318,880,262) — 118.4%(g)		2,292,494,130
Net other assets (liabilities) — (18.4)%		(356,176,387)

Net Assets — 100.0%		$1,936,317,743

Percentages indicated are based on net assets as of December 31, 2018.

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

TBA—To Be Announced Security

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

^	This security or a partial position of this security was on loan as of December 31, 2018. The total value of securities on loan as of December 31, 2018, was $168,305,489.

†	Represents less than 0.05%.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at December 31, 2018.

(c)	The rate represents the effective yield at December 31, 2018.

(d)	All or a portion of this security has been pledged as collateral for open derivative positions.

(e)

Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(f)

Represents various short-term investments purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(g)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

26

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2018

Securities Sold Short (-16.5%):

At December 31, 2018, the Fund’s securities sold short were as follows:

Security Description	Coupon Rate	Maturity Date	Par Amount	Proceeds Received	Fair Value	Unrealized Appreciation/ (Depreciation)
U.S. Government Agency Mortgages Federal Home Loan Mortgage Corporation
Federal Home Loan Mortgage Corporation, TBA	2.50%	1/15/33	$(2,543,000)	$(2,467,107)	$(2,482,107)	$(15,000)
Federal Home Loan Mortgage Corporation, TBA	3.00	1/15/33	(1,217,000)	(1,204,260)	(1,212,693)	(8,433)
Federal Home Loan Mortgage Corporation, TBA	3.50	1/15/48	(44,819,057)	(44,242,661)	(44,793,264)	(550,603)
Federal Home Loan Mortgage Corporation, TBA	5.00	1/15/48	(51,000)	(53,321)	(53,409)	(88)
Federal National Mortgage Association
Federal National Mortgage Association, TBA	3.50	1/25/32	(8,704,766)	(8,748,880)	(8,809,325)	(60,445)
Federal National Mortgage Association, TBA	3.50	1/25/49	(2,892,000)	(2,880,138)	(2,891,492)	(11,354)
Federal National Mortgage Association, TBA	3.50	2/25/48	(30,780,888)	(30,453,590)	(30,752,221)	(298,631)
Federal National Mortgage Association, TBA	4.00	1/25/33	(3,926,000)	(3,995,932)	(4,018,629)	(22,697)
Federal National Mortgage Association, TBA	4.00	1/25/49	(28,312,000)	(28,493,337)	(28,860,545)	(367,208)
Federal National Mortgage Association, TBA	4.50	1/25/49	(22,726,000)	(23,481,265)	(23,532,507)	(51,242)
Federal National Mortgage Association, TBA	5.50	1/25/49	(900,000)	(955,652)	(952,313)	3,339
Government National Mortgage Association
Government National Mortgage Association, TBA	3.00	2/20/49	(29,641,500)	(28,995,725)	(29,176,615)	(180,890)
Government National Mortgage Association, TBA	3.50	2/20/49	(25,421,203)	(25,422,031)	(25,563,203)	(141,172)
Government National Mortgage Association, TBA	4.50	1/20/48	(11,275,000)	(11,646,723)	(11,666,762)	(20,039)

				$(213,040,622)	$(214,765,085)	$(1,724,463)

Futures Contracts

At December 31, 2018, the Fund’s futures contracts were as follows:

Short Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Euro-Bobl March Futures (Euro)	3/7/19	162	$(24,593,876)	$(51,718)
Euro-Bund March Futures (Euro)	3/7/19	91	(17,048,882)	(98,345)
Long Gilt March Futures (British Pound)	3/27/19	36	(5,650,864)	(24,484)
U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/20/19	475	(57,957,410)	(1,194,915)
U.S. Treasury 5-Year Note April Futures (U.S. Dollar)	3/29/19	151	(17,317,813)	(56,216)
Ultra Long Term US Treasury Bond March Futures (U.S. Dollar)	3/20/19	22	(3,534,439)	976

				$(1,424,702)

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

U.S. Treasury 10-Year Note March Futures(U.S. Dollar)	3/20/19	81	10,536,326	$213,730
U.S. Treasury 2-Year Note April Futures (U.S. Dollar)	3/29/19	759	161,145,263	1,052,113
U.S. Treasury 30-Year Bond March Futures (U.S. Dollar)	3/20/19	114	16,644,000	774,196

				$2,040,039

Total Net Futures Contracts				$615,337

See accompanying notes to the financial statements.

27

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2018

Forward Currency Contracts

At December 31, 2018, the Fund’s open forward currency contracts were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
U.S. Dollar	4,237,315	British Pound	3,311,000	Westpac Pollack	5/2/19	$10,153

Total Net Forward Currency Contracts						$10,153

Balances Reported in the Statement of Assets and Liabilities for Forward Currency Contracts

Unrealized Appreciation

Forward currency contracts	$10,153

See accompanying notes to the financial statements.

28

AZL Enhanced Bond Index Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investment securities, at cost	$2,318,880,262

Investment securities, at value(a)	$2,292,494,130
Interest and dividends receivable	12,446,424
Foreign currency, at value (cost $4,420,469)	4,409,099
Unrealized appreciation on forward currency contracts	10,153
Receivable for investments sold	385,189,046
Prepaid expenses	19,891

Total Assets	2,694,568,743

Liabilities:
Cash overdraft	388
Payable for investments purchased	369,457,955
Payable for capital shares redeemed	321,422
Payable for collateral received on loaned securities	172,588,096
Securities sold short (Proceeds received $213,040,622)	214,765,085
Payable for variation margin on futures contracts	12,352
Manager fees payable	577,188
Administration fees payable	34,831
Distribution fees payable	412,278
Custodian fees payable	7,051
Administrative and compliance services fees payable	8,230
Transfer agent fees payable	725
Trustee fees payable	3,152
Other accrued liabilities	62,247

Total Liabilities	758,251,000

Net Assets	$1,936,317,743

Net Assets Consist of:
Paid in capital	$1,975,051,675
Total distributable earnings/(losses)	(38,733,932)

Net Assets	$1,936,317,743

Shares of beneficial interest (unlimited number of shares authorized, no par value)	182,831,657
Net Asset Value (offering and redemption price per share)	$10.59

(a)	Includes securities on loan of $168,305,489.

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Interest	$59,839,272
Dividends	641,944
Income from securities lending	892,436

Total Investment Income	61,373,652

Expenses:
Manager fees	7,008,893
Administration fees	682,436
Distribution fees	5,006,362
Custodian fees	64,098
Administrative and compliance services fees	33,264
Transfer agent fees	7,650
Trustee fees	103,353
Professional fees	100,127
Shareholder reports	26,340
Other expenses	43,432

Total expenses	13,075,955

Net Investment Income/(Loss)	48,297,697

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	(33,717,585)
Net realized gains/(losses) on futures contracts	(4,692,271)
Net realized gains/(losses) on securities held short	3,052,946
Change in net unrealized appreciation/depreciation on securities	(25,429,760)
Change in net unrealized appreciation/depreciation on forward currency contracts	10,153
Change in net unrealized appreciation/depreciation on futures contracts	905,966
Change in net unrealized appreciation/depreciation on securities sold short	(1,790,989)

Net realized and Change in net unrealized gains/losses on investments	(61,661,540)

Change in Net Assets Resulting From Operations	$(13,363,843)

See accompanying notes to the financial statements.

29

AZL Enhanced Bond Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$48,297,697	$37,515,313
Net realized gains/(losses) on investments	(35,356,910)	(10,092,281)
Change in unrealized appreciation/depreciation on investments	(26,304,630)	32,694,031

Change in net assets resulting from operations	(13,363,843)	60,117,063

Distributions to Shareholders:(a)
Distributions	(43,264,943)	(18,214,095)

Change in net assets resulting from distributions to shareholders	(43,264,943)	(18,214,095)

Capital Transactions:
Proceeds from shares issued	93,845,414	187,627,945
Proceeds from dividends reinvested	43,264,943	18,214,095
Value of shares redeemed	(192,843,088)	(208,787,058)

Change in net assets resulting from capital transactions	(55,732,731)	(2,945,018)

Change in net assets	(112,361,517)	38,957,950
Net Assets:(a)
Beginning of period	2,048,679,260	2,009,721,310

End of period	$1,936,317,743	$2,048,679,260

Share Transactions:
Shares issued	8,778,364	17,317,900
Dividends reinvested	4,180,188	1,671,018
Shares redeemed	(18,255,752)	(19,261,705)

Change in shares	(5,297,200)	(272,787)

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in Notes to the Financial Statements.

See accompanying notes to the financial statements.

30

AZL Enhanced Bond Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$10.89	$10.67	$10.78	$11.13	$10.67

Investment Activities:
Net Investment Income/(Loss)	0.28	0.20	0.09	0.27	0.14
Net Realized and Unrealized Gains/(Losses) on Investments	(0.35)	0.12	0.16	(0.24)	0.43

Total from Investment Activities	(0.07)	0.32	0.25	0.03	0.57

Distributions to Shareholders From:
Net Investment Income	(0.23)	(0.10)	(0.22)	(0.24)	(0.11)
Net Realized Gains	—	—	(0.14)	(0.14)	—

Total Dividends	(0.23)	(0.10)	(0.36)	(0.38)	(0.11)

Net Asset Value, End of Period	$10.59	$10.89	$10.67	$10.78	$11.13

Total Return(a)	(0.58)%	3.01%	2.28%	0.23%	5.35%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,936,318	$2,048,679	$2,009,721	$682,269	$949,426
Net Investment Income/(Loss)	2.41%	1.87%	1.93%	1.65%	1.49%
Expenses Before Reductions(b)	0.65%	0.65%	0.67%	0.66%	0.65%
Expenses Net of Reductions	0.65%	0.65%	0.67%	0.66%	0.65%
Portfolio Turnover Rate	144%	214%	288%	342%	564%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

31

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 22 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Enhanced Bond Index Fund (the “Fund”), and 21 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When the Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.

32

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2018

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2018 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested in short-term investments that have a remaining maturity of 397 days or less, similar to investments held in compliance with Rule 2a-7 under the 1940 Act. Included in short-term investments may be investments in overnight repurchase agreements that are collateralized at 102% with securities issued by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government, or other approved issuers. The securities purchased with cash collateral received are reflected in the Fund’s Schedule of Portfolio Investments under Short-Term Securities Held as Collateral for Securities on Loan. Short-term securities held as collateral for securities on loan are valued at amortized cost which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security. These are typically categorized as Level 2 in the fair value hierarchy, as defined in Note 4. Income earned on these investments is included in “Income from securities lending” on the Statement of Operations.

The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $87,575 during the year ended December 31, 2018. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $172,747,001 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2018. At December 31, 2018, there were no master netting provisions in the securities lending agreement.

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2018, no collateral had been posted by the Fund to counterparties for TBAs.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund participated in following cross-trade transactions:

	Purchases	Sales	Realized Gain/(Loss)

AZL Enhanced Bond Index Fund	$3,246,202	$—	$—

33

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2018

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2018, the Fund entered into forward currency contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. For the year ended December 31, 2018, the monthly average notional amount for short contracts was $0.4 million. Realized gains and losses are reported as “Net realized gains/(losses) on forward currency contracts” on the Statement of Operations.

Futures Contracts

During the year ended December 31, 2018, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2018, the monthly average notional amount for long contracts was $223.6 million and the monthly average notional amount for short contracts was $74.7 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Interest Rate Risk

Interest Rate Contracts	Receivable for variation margin on futures contracts	$2,041,015	Payable for variation margin on futures contracts	$1,425,678

Foreign Exchange Risk

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	10,153	Unrealized depreciation on forward currency contracts	—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Interest Rate Risk

Interest Rate Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$(4,692,271)	$905,966

Foreign Exchange Risk

Forward Currency Contracts	Net realized gains/(losses) on forward currency contracts/ Change in net unrealized appreciation/depreciation on forward currency contracts	—	10,153

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2018. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018.

34

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2018

As of December 31, 2018, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$—	$12,352
Forward currency contracts	10,153	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	10,153	12,352
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	(12,352)

Total assets and liabilities subject to a MNA	$10,153	$—

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of December 31, 2018:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Derivative Assets

Westpac Pollack	$10,153	$—	$—	$—	$10,153

Total	$10,153	$—	$—	$—	$10,153

*

The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management does not believe that adoption of ASU 2017-08 will materially impact the Fund’s financial statements.

In August 2018, FASB issued ASU No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017
Distributions to Shareholders:
From net investment income	$(18,214,095)
From net realized gains	—

Change in net assets resulting from distributions to shareholders	$(18,214,095)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Financial Management, Inc. (“BlackRock Financial”), BlackRock Financial provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2020.

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Enhanced Bond Index Fund	0.35%	0.70%

35

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2018

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2018, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $15,856 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Forward currency contracts are generally valued at the forward foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become

36

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2018

stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$66,281,993	$—	$66,281,993
Collateralized Mortgage Obligations	—	71,389,647	—	71,389,647
Corporate Bonds+	—	500,150,176	—	500,150,176
Yankee Dollars+	—	168,476,657	—	168,476,657
Municipal Bonds	—	2,333,187	—	2,333,187
U.S. Government Agency Mortgages	—	797,873,805	—	797,873,805
U.S. Treasury Obligations	—	414,856,888	—	414,856,888
Commercial Paper	—	74,502,312	—	74,502,312
Short-Term Securities Held as Collateral for Securities on Loan	—	172,588,096	—	172,588,096
Unaffiliated Investment Company	24,041,369	—	—	24,041,369

Total Investment Securities	24,041,369	2,268,452,761	—	2,292,494,130

Securities Sold Short	—	(214,765,085)	—	(214,765,085)
Other Financial Instruments:*
Futures Contracts	$615,337	$—	$—	$615,337
Forward Currency Contracts	—	10,153	—	10,153

Total Investments	$24,656,706	$2,053,697,829	$—	$2,078,354,535

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*

Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Enhanced Bond Index Fund	$2,726,688,668	$2,728,902,405

For the year ended December 31, 2018, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL Enhanced Bond Index Fund	$2,017,382,431	$2,163,930,819

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

37

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2018

Mortgage-Related and Other Asset-Backed Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Short Sale Risk: The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $2,107,212,439. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$9,741,335
Unrealized (depreciation)	(39,224,729)

Net unrealized appreciation/(depreciation)	$(29,483,394)

As of the end of its tax year ended December 31, 2018, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

During the year ended December 31, 2018, the Fund utilized $32,885,338 in CLCFs to offset capital gains.

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL Enhanced Bond Index Fund	$38,814,787	$17,016,204	$55,830,991

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Enhanced Bond Index Fund	$43,264,943	$—	$43,264,943

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Enhanced Bond Index Fund	$18,214,095	$—	$18,214,095

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

38

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2018

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Enhanced Bond Index Fund	$48,427,455	$—	$(55,830,992)	$(29,494,764)	$(36,898,301)

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and straddles.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had an individual shareholder account which are affiliated with the Manager representing ownership in excess of 30% of the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Enhanced Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Enhanced Bond Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

40

Other Federal Income Tax Information (Unaudited)

41

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

42

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Agreements were approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the

43

Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the one-year period ended June 30, 2018, eight Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2018, 10 Funds were in the top 40%, three were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2018, five Funds were in the top 40%, three were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, the AZL Russell 1000 Value Index Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund, respectively, on September 12, 2018, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers.

For the AZL Russell 1000 Value Index Fund, the Board understood that the peer groups utilized for performance ranking by Lipper include both active and passive funds. The Board also understood that an index fund’s performance generally should be judged based upon how closely the Fund’s performance matches the performance of the Fund’s benchmark index. The Board quarterly receives information regarding index attribution (performance versus benchmark index) for the AZL Russell 1000 Value Index Fund, and the Board found the performance of the Fund by that measure to be satisfactory. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 22 Funds reviewed by the Board in the fall of 2018, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 22 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); (2) for the AZL BlackRock Global Allocation Fund, the AZL Enhanced Bond Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, although the management fee ranked below the 65th percentile, the Manager proposed increasing the temporary management fee waiver by one basis point due to lower subadvisory fees negotiated by the Manager; and (4) for the AZL Russell 1000 Value Index Fund, the AZL Russell 1000 Growth Fund, and the AZL MetWest Total Return Bond Fund, the Manager recommended increasing a temporary management fee waiver by one basis point for the Russell Funds and by five basis points for the MetWest Fund. Increasing the temporary management fee waivers effectively decreases the management fee paid by a fund.

44

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2017, were approximately $17.4 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for four Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

45

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

46

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

47

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL® Fidelity Institutional Asset Management

Multi-Strategy Fund

(formerly known as AZL® Pyramis® Multi-Strategy Fund)

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Fidelity Institutional Asset Management Multi-Strategy Fund Review (Unaudited)

(formerly known as AZL® Pyramis® Multi-Strategy Fund)

Allianz Investment Management LLC serves as the Manager for the AZL® Fidelity Institutional Asset Management Multi-Strategy Fund. FIAM LLC and Geode Capital Management, LLC serve as the Subadviser and Sub-Subadviser, respectively, to the Fidelity Institutional Asset Management Fixed-Income Strategy and Geode Equity Strategy, respectively.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® Fidelity Institutional Asset Management Multi-Strategy Fund (Class 2 Shares) (the “Fund”) returned -2.02%. That compared to a -4.38%, 0.01% and -1.39% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Income & Growth Composite Index1, respectively.

The Fund’s primary subadviser changed its name during the period from Pyramis to FIAM (Fidelity Institutional Asset Management). As a result, the Fund’s name was changed to the AZL® Fidelity Institutional Asset Management Multi-Strategy Fund.

Approximately 60% of the underlying Fund’s assets are managed by its subadviser, FIAM, LLC, investing primarily in investment-grade fixed-income securities, and approximately 40% of the underlying Fund’s assets are managed by another subadviser, Geode Capital Management, LLC, investing primarily in large-cap common stocks.*

Early in the period, U.S. stocks rallied amid the tailwinds of federal tax cuts and accelerating economic growth. However, economic growth slowed in the eurozone and other major markets, and investor confidence fell as the period wore on. Increasing global trade tensions and worries about global economic growth pushed stock markets sharply lower during the final quarter of the year. The S&P 500 Index (S&P 500) of large-cap stocks declined 4.38% during the 12-month period, marking the first annual loss in nine years. Mid- and small-cap stocks also fell into negative territory for the year: The S&P MidCap 400 Index2 returned -11.08% and the S&P SmallCap 600 Index3 returned -8.48%.

The U.S. bond market was marked by rising yields and the Federal Reserve Board’s (the Fed) tightening of monetary policy. The Fed raised short-term interest rates four times during the period, ending at a target range of 2.25% to 2.50%. Yields rose due to a combination of Fed moves and stronger economic growth, and higher yields pushed down bond prices. That muted bond returns during much of the period, and a flattening yield curve brought the gap between short- and long-term Treasury yields closer together. However, an uptick in stock market volatility late in the period drove investors toward relative safe investments such as Treasury bonds. That demand pushed yields lower and prices higher. Meanwhile, credit spreads on corporate bonds widened late in the period amid investors’ flight to safety. High-yield bonds were hurt by worries about rising corporate debt loads and lower oil prices.

The Fund underperformed its composite benchmark during the 12-month period. However, the Fund’s equity component outperformed the equity benchmark, the S&P 500. Stock selection was a leading contributor to relative results, particularly in the healthcare and industrials sectors. However, stock selection within the materials and information technology sectors dragged on relative returns.*

The Fund’s overweight position in the strong-performing healthcare sector and an underweight to an underperforming financials sector also contributed positively to relative returns. The Fund’s value-oriented investment style dragged on relative results, however, as value stocks underperformed their growth counterparts.*

In a market characterized by higher interest rates and wider spreads across most non-U.S. Treasury sectors, the Fund’s fixed income component underperformed its fixed income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s exposure to high-yield bonds detracted from relative results, as did an overweight to investment-grade credits in the banking sector. An off-benchmark allocation to Treasury Inflation-Protected Securities also hurt relative returns as inflation expectations declined late in the period.*

The Fund held futures to equitize its cash positions during the period. The exposure to this form of derivatives did not materially impact the Fund’s performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]

The Standard & Poor’s MidCap 400 Index (S&P 400) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indexes that can be used as building blocks for portfolio composition.

[3]

The Standard & Poor’s SmallCap 600 Index covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

Investors cannot invest directly in an index the indexes defined above are unmanaged.

1

AZL® Fidelity Institutional Asset Management Multi-Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek a high level of current income while maintaining prospects for capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of subportfolios or strategies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near future, which may increase the Fund’s exposure to risks related to rising rates.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

	1 Year	3 Year	5 Year	Since Inception (10/23/09)
AZL® Fidelity Institutional Asset Management Multi-Strategy Fund (Class 2 Shares)	-2.02%	5.06%	2.29%	5.81%
S&P 500 Index	-4.38%	9.26%	8.49%	11.92%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.06%	2.52%	3.17%
Income & Growth Composite Index	-1.39%	5.07%	5.02%	6.86%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Fidelity Institutional Asset Management Multi-Strategy Fund (Class 2 Shares)	1.00%

The above expense ratio is based on the current Fund prospectus dated May 1, 2018. The Manager voluntarily reduced the management fee to 0.45% on all assets. The Manager and the Funds have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.71% for Class 2 Shares through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500”) and the Bloomberg Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Income & Growth Composite Index is a blended index comprised of (40%) of the S&P 500 and (60%) of the Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Fidelity Institutional Asset Management Multi-Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$1,000.00	$976.90	$3.54	0.71%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$1,000.00	$1,021.63	$3.62	0.71%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Common Stocks	40.7%

Corporate Bonds	17.6

U.S. Government Agency Mortgages	15.9

U.S. Treasury Obligations	15.0

Short-Term Securities Held as Collateral for Securities on Loan	11.7

Yankee Dollars	7.0

Collateralized Mortgage Obligations	1.4

Money Markets	1.4

Municipal Bonds	0.9

Asset Backed Securities	0.8

Foreign Bonds	— ^

Total Investment Securities	112.4

Net other assets (liabilities)	(12.4)

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks (40.7%):
Aerospace & Defense (0.7%):
9,094	Boeing Co. (The)	$2,932,815
6,159	Raytheon Co.	944,483

		3,877,298

Auto Components (0.2%):
55,401	Gentex Corp.^	1,119,654

Automobiles (0.2%):
116,093	Ford Motor Co.	888,111

Banks (2.6%):
136,635	Bank of America Corp.	3,366,686
4,052	CIT Group, Inc.^	155,070
39,317	Citigroup, Inc.	2,046,843
46,202	JPMorgan Chase & Co.	4,510,239
1,350	M&T Bank Corp.	193,226
68,173	Wells Fargo & Co.	3,141,412

		13,413,476

Beverages (0.7%):
454	Boston Beer Co., Inc. (The), Class A*^	109,341
14,444	Coca-Cola Co. (The)	683,923
25,109	PepsiCo, Inc.	2,774,043

		3,567,307

Biotechnology (1.5%):
29,347	AbbVie, Inc.	2,705,499
12,945	Amgen, Inc.	2,520,003
3,450	Biogen Idec, Inc.*	1,038,174
17,640	Celgene Corp.*	1,130,548
1,753	Genomic Health, Inc.*	112,911
943	Gilead Sciences, Inc.	58,985
1,738	Regeneron Pharmaceuticals, Inc.*	649,143

		8,215,263

Capital Markets (0.4%):
491	BlackRock, Inc., Class A	192,875
7,644	LPL Financial Holdings, Inc.	466,895
28,032	Morgan Stanley	1,111,468
3,748	SEI Investments Co.	173,158
2,485	State Street Corp.	156,729

		2,101,125

Chemicals (0.5%):
1,547	Celanese Corp., Series A	139,184
25,111	CF Industries Holdings, Inc.	1,092,579
2,458	DowDuPont, Inc.	131,454
2,181	Eastman Chemical Co.	159,453
53,906	Huntsman Corp.	1,039,847
498	Linde plc	77,708
390	Westlake Chemical Corp.	25,806

		2,666,031

Commercial Services & Supplies (0.3%):
13,887	KAR Auction Services, Inc.	662,688
14,641	Republic Services, Inc., Class A	1,055,469

		1,718,157

Communications Equipment (0.9%):
6,130	Ciena Corp.*	207,868
73,347	Cisco Systems, Inc.	3,178,126
3,073	F5 Networks, Inc.*	497,918

Shares		Fair Value
Common Stocks, continued
Communications Equipment, continued
44,764	Juniper Networks, Inc.	$1,204,599

		5,088,511

Construction & Engineering (0.2%):
16,164	EMCOR Group, Inc.	964,829

Consumer Finance (0.4%):
13,380	American Express Co.	1,275,381
3,222	Capital One Financial Corp.	243,551
10,611	Discover Financial Services	625,837
2,373	Synchrony Financial	55,671

		2,200,440

Diversified Financial Services (0.5%):
14,076	Berkshire Hathaway, Inc., Class B*	2,874,038

Diversified Telecommunication Services (1.3%):
112,744	AT&T, Inc.	3,217,714
2,610	CenturyLink, Inc.	39,542
63,099	Verizon Communications, Inc.	3,547,425

		6,804,681

Electric Utilities (0.7%):
36,439	Exelon Corp.	1,643,399
30,321	OGE Energy Corp.^	1,188,280
13,390	Portland General Electric Co.	613,932
10,755	PPL Corp.	304,689

		3,750,300

Electrical Equipment (0.0%)†:
3,602	Emerson Electric Co.	215,220

Electronic Equipment, Instruments & Components (0.1%):
3,747	CDW Corp.	303,695
1,080	SYNNEX Corp.	87,307
915	Zebra Technologies Corp., Class A*	145,695

		536,697

Entertainment (0.9%):
18,070	Cinemark Holdings, Inc.^	646,906
3,958	Netflix, Inc.*	1,059,398
3,785	Twenty-First Century Fox, Inc.	182,134
25,834	Walt Disney Co. (The)	2,832,699

		4,721,137

Equity Real Estate Investment Trusts (0.5%):
3,213	National Retail Properties, Inc.	155,863
4,210	Parks Hotels & Resorts, Inc.^	109,376
63	Public Storage, Inc.^	12,752
16,010	RLJ Lodging Trust	262,564
6,339	Senior Housing Properties Trust	74,293
3,197	Simon Property Group, Inc.	537,064
9,583	Spirit Realty Capital, Inc.	337,801
55,150	Weyerhaeuser Co.	1,205,578

		2,695,291

Food & Staples Retailing (1.3%):
9,671	Costco Wholesale Corp.	1,970,079
47,837	Kroger Co. (The)	1,315,518
16,325	Walgreens Boots Alliance, Inc.	1,115,487
26,999	Wal-Mart Stores, Inc.	2,514,957

		6,916,041

See accompanying notes to the financial statements.

4

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Food Products (0.2%):
31,472	Archer-Daniels-Midland Co.	$1,289,408

Gas Utilities (0.1%):
8,021	UGI Corp.	427,920

Health Care Equipment & Supplies (0.6%):
28,529	Abbott Laboratories	2,063,503
8,089	Baxter International, Inc.	532,418
7,666	Boston Scientific Corp.*	270,916
703	Medtronic plc	63,945
1,722	ResMed, Inc.	196,084
256	Varian Medical Systems, Inc.*	29,007

		3,155,873

Health Care Providers & Services (2.1%):
3,155	Amedisys, Inc.*	369,482
6,825	Anthem, Inc.	1,792,450
8,871	Cigna Corp.	1,684,780
28,966	CVS Health Corp.	1,897,852
427	HCA Healthcare, Inc.	53,140
5,226	Humana, Inc.	1,497,144
3,455	Quest Diagnostics, Inc.	287,698
14,482	UnitedHealth Group, Inc.	3,607,757

		11,190,303

Health Care Technology (0.0%)†:
1,395	Veeva Systems, Inc., Class A*	124,601

Hotels, Restaurants & Leisure (0.1%):
1,271	McDonald’s Corp.	225,692
2,911	Starbucks Corp.	187,468
2,183	Yum! Brands, Inc.	200,661

		613,821

Household Durables (0.0%)†:
1,822	PulteGroup, Inc.^	47,354

Household Products (0.9%):
23,328	Colgate-Palmolive Co.	1,388,483
709	Kimberly-Clark Corp.	80,783
38,927	Procter & Gamble Co. (The)	3,578,170

		5,047,436

Independent Power and Renewable Electricity Producers (0.2%):
30,762	NRG Energy, Inc.	1,218,175

Industrial Conglomerates (0.1%):
101	3M Co., Class C	19,245
4,104	Honeywell International, Inc.	542,220

		561,465

Insurance (0.8%):
16,414	Aflac, Inc.	747,822
12,770	Allstate Corp. (The)	1,055,185
1,011	American National Insurance Co.	128,640
18,415	First American Financial Corp.	822,046
1,122	Hartford Financial Services Group, Inc. (The)	49,873
24,590	Progressive Corp. (The)	1,483,514

		4,287,080

Interactive Media & Services (1.8%):
3,100	Alphabet, Inc., Class A*	3,239,376
3,655	Alphabet, Inc., Class C*	3,785,155
5,511	Cargurus, Inc.*^	185,886

Shares		Fair Value
Common Stocks, continued
Interactive Media & Services, continued
21,000	Facebook, Inc., Class A*	$2,752,890

		9,963,307

Internet & Direct Marketing Retail (1.4%):
4,404	Amazon.com, Inc.*	6,614,675
31,380	eBay, Inc.*	880,837

		7,495,512

IT Services (2.1%):
1,518	Alliance Data Systems Corp.^	227,821
6,955	Amdocs, Ltd.	407,424
792	Automatic Data Processing, Inc.	103,847
5,296	Booz Allen Hamilton Holding Corp.	238,691
534	Cognizant Technology Solutions Corp., Class A	33,898
22,384	DXC Technology Co.	1,190,157
19,220	International Business Machines Corp.	2,184,737
11,948	MasterCard, Inc., Class A	2,253,991
10,755	Maximus, Inc.	700,043
10,362	Paychex, Inc.	675,084
25,094	Visa, Inc., Class A^	3,310,903

		11,326,596

Machinery (0.9%):
20,629	AGCO Corp.	1,148,416
17,621	Allison Transmission Holdings, Inc.^	773,738
14,198	Caterpillar, Inc.	1,804,140
10,098	Cummins, Inc.	1,349,497

		5,075,791

Media (0.8%):
2,111	AMC Networks, Inc., Class A*^	115,852
79,581	Comcast Corp., Class A	2,709,733
2,731	DISH Network Corp., Class A*^	68,193
8,617	Interpublic Group of Cos., Inc. (The)^	177,769
17,831	Omnicom Group, Inc.^	1,305,942

		4,377,489

Metals & Mining (0.4%):
116,372	Freeport-McMoRan Copper & Gold, Inc.	1,199,795
23,392	Nucor Corp.^	1,211,940

		2,411,735

Mortgage Real Estate Investment Trusts (0.3%):
119,144	Annaly Capital Management, Inc.	1,169,994
103,377	MFA Financial, Inc.	690,558

		1,860,552

Multiline Retail (0.3%):
14,837	Kohl’s Corp.^	984,287
17,531	Macy’s, Inc.^	522,073
1,132	Target Corp.	74,814

		1,581,174

Multi-Utilities (0.1%):
17,490	CenterPoint Energy, Inc.	493,743
9,399	MDU Resources Group, Inc.	224,072

		717,815

Oil, Gas & Consumable Fuels (2.1%):
29,418	Chevron Corp.	3,200,384
28,605	ConocoPhillips Co.	1,783,522
57,738	Exxon Mobil Corp.	3,937,154
17,208	HollyFrontier Corp.	879,673

See accompanying notes to the financial statements.

5

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
12,523	Marathon Petroleum Corp.	$738,982
713	PBF Energy, Inc., Class A	23,294
2,619	Phillips 66	225,627
10,157	Valero Energy Corp.	761,470

		11,550,106

Paper & Forest Products (0.1%):
10,264	Domtar Corp.	360,575
16,083	Louisiana-Pacific Corp.	357,364

		717,939

Pharmaceuticals (3.1%):
1,648	Allergan plc	220,272
39,396	Bristol-Myers Squibb Co.	2,047,804
19,032	Eli Lilly & Co.	2,202,383
434	Jazz Pharmaceuticals plc*	53,799
33,454	Johnson & Johnson Co.	4,317,238
43,348	Merck & Co., Inc.	3,312,221
545	Mylan NV*	14,933
87,559	Pfizer, Inc.	3,821,950

		15,990,600

Professional Services (0.2%):
20,631	Robert Half International, Inc.	1,180,093

Road & Rail (0.3%):
12,895	Union Pacific Corp.	1,782,476

Semiconductors & Semiconductor Equipment (1.1%):
73,375	Intel Corp.	3,443,489
9,385	Lam Research Corp.	1,277,955
28,622	Micron Technology, Inc.*	908,176
2,326	QUALCOMM, Inc.	132,373

		5,761,993

Software (2.4%):
152	Adobe Systems, Inc.*	34,388
19,641	Cadence Design Systems, Inc.*	853,991
513	Citrix Systems, Inc.	52,562
1,363	Fortinet, Inc.*	95,996
5,115	Intuit, Inc.	1,006,888
90,036	Microsoft Corp.	9,144,957
40,108	Oracle Corp.	1,810,876
444	Red Hat, Inc.*	77,984

		13,077,642

Specialty Retail (1.2%):
11,106	Best Buy Co., Inc.^	588,174
7,554	Dick’s Sporting Goods, Inc.^	235,685
18,508	Home Depot, Inc. (The)	3,180,044
333	Lowe’s Cos., Inc.	30,756
14,132	Ross Stores, Inc.	1,175,782
29,912	TJX Cos., Inc. (The)	1,338,263

		6,548,704

Technology Hardware, Storage & Peripherals (2.3%):
52,299	Apple, Inc.	8,249,645
2,253	Dell Technologies, Inc., Class C*	110,104
68,664	HP, Inc.	1,404,865
11,401	NetApp, Inc.^	680,298
31,505	Seagate Technology plc^	1,215,778
11,817	Western Digital Corp.^	436,874

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals, continued
11,076	Xerox Corp.	$218,862

		12,316,426

Textiles, Apparel & Luxury Goods (0.5%):
5,233	Deckers Outdoor Corp.*	669,562
19,329	Nike, Inc., Class B	1,433,053
4,518	Ralph Lauren Corp.	467,432

		2,570,047

Tobacco (0.0%)†:
1,387	Philip Morris International, Inc.	92,596

Trading Companies & Distributors (0.3%):
4,562	W.W. Grainger, Inc.^	1,288,126
5,893	WESCO International, Inc.*	282,864

		1,570,990

Wireless Telecommunication Services (0.0%)†:
838	T-Mobile US, Inc.*	53,305

Total Common Stocks (Cost $212,008,495)		220,319,931

Asset Backed Securities (0.8%):
$1,499,930	Aaset Trust, Class A, Series 2017-1A, 3.97%, 5/16/42(a)	1,497,349

255,876	Aaset Trust, Class A, Series 2018-1A, 3.84%, 1/16/38(a)	256,781

190,104	Blackbird Capital Aircraft, Class AA, Series 2016-1A, 2.49%, 12/16/41, Callable 12/15/24 @ 100(a)(b)	185,961

683,042	Blackbird Capital Aircraft, Class A, Series 2016-1A, 4.21%, 12/16/41, Callable 12/15/24 @ 100(a)(b)	695,627

391,506	Castlelake Aircraft Securitization Trust, Class A, Series 2018-1A, 4.13%, 6/15/43(a)	397,679

217,800	DB Master Finance LLC, Class A2I, Series 2017-1A, 3.63%, 11/20/47, Callable 11/20/21 @ 100(a)	210,443

364,320	DB Master Finance LLC, Class A2II, Series 2017-1A, 4.03%, 11/20/47, Callable 11/20/23 @ 100(a)	351,889

250,000	Horizon Aircraft Finance, Ltd., Class A, Series 2018-1, 4.46%, 12/15/38(a)	254,832

344,816	Thunderbolt Aircraft Lease, Ltd., Class A, Series 2017-A, 4.21%, 5/17/32, Callable 4/15/24 @ 100(a)(b)	350,155

Total Asset Backed Securities (Cost $4,198,490)		4,200,716

Collateralized Mortgage Obligations (1.4%):
575,000	Benchmark 2018-B8 Mortgage Trust, Class A5, Series 2018-B8, 4.23%, 1/15/52	597,616

134,799	BX Trust, Class F, Series 2018-IND, 4.26%(LIBOR01M+180bps), 11/15/35(a)	133,283

109,000	BX Trust, Class D, Series 2018-EXCL, 5.08%(LIBOR01M+263bps), 9/15/20(a)	107,171

186,000	Citigroup Commercial Mortgage Trust, Class A4, Series 2018-C6, 4.41%, 11/10/51	197,729

See accompanying notes to the financial statements.

6

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$153,000	CSAIL Commercial Mortgage Trust, Class A4, Series 2018-C14, 4.42%, 11/15/51	$161,030

860,000	CSMC Trust, Class D, Series 2017-PFHP, 4.71%(LIBOR01M+225bps), 12/15/30(a)	853,443

205,000	CSMC Trust, Class A, Series 2018, 4.28%, 12/1/99(a)	209,099

100,000	CSMC Trust, Class B, Series 2018, 4.53%, 12/1/99(a)	102,000

100,000	CSMC Trust, Class C, Series 2018, 4.78%, 12/1/99(a)	101,141

100,000	CSMC Trust, Class D, Series 2018, 4.78%, 12/1/99(a)	98,842

1,900,000	GAHR Commercial Mortgage Trust, Class DFX, Series 2015-NRF, 3.38%, 12/15/34(a)(b)	1,875,567

41,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class CFX, Series 2018-WPT, 4.95%, 7/5/23(a)	42,358

64,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class DFX, Series 2018-WPT, 5.35%, 7/5/23(a)	65,961

87,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class EFX, Series 2018-WPT, 5.54%, 7/5/23(a)	88,406

578,000	Morgan Stanley Capital I Trust, Class A4, Series 2018-H4, 4.31%, 12/15/51	602,939

245,000	Morgan Stanley Capital I Trust, Class B, Series 2018-BOP, 3.71%(LIBOR01M+125bps), 6/15/35(a)	244,774

589,000	Morgan Stanley Capital I Trust, Class C, Series 2018-BOP, 3.96%(LIBOR01M+150bps), 6/15/35(a)	587,963

295,297	MSCG Trust, Class A, Series 2016-SNR, 3.35%, 11/15/34(a)(b)	287,746

124,100	MSCG Trust, Class B, Series 2016-SNR, 4.18%, 11/15/34(a)	121,860

87,550	MSCG Trust, Class C, Series 2016-SNR, 5.21%, 11/15/34(a)	86,589

394,821	Thunderbolt II Aircraft Lease, Ltd., Class A, Series 2018, 4.15%, 9/15/38(a)(b)	398,334

435,000	Wells Fargo Commercial Mortgage Trust, Class A5, Series 2018-C48, 4.30%, 1/15/52	453,818

Total Collateralized Mortgage Obligations (Cost $7,459,919)		7,417,669

Corporate Bonds (17.6%):
Aerospace & Defense (0.1%):
235,000	BBA US Holdings, Inc., 5.38%, 5/1/26, Callable 5/1/21 @ 102.69^(a)	222,660
210,000	BWX Technologies, Inc., 5.38%, 7/15/26, Callable 7/15/21 @ 102.69^(a)	202,062
155,000	TransDigm, Inc., 6.50%, 7/15/24, Callable 7/15/19 @ 103.25	150,738

		575,460

Banks (1.8%):
640,000	Bank of America Corp., 4.20%, 8/26/24	634,752
410,000	Bank of America Corp., Series L, 3.95%, 4/21/25	397,263
151,000	Bank of America Corp., Series G, 4.45%, 3/3/26	149,278
396,000	Bank of America Corp., Series G, 3.50%, 4/19/26	381,085
397,000	Bank of America Corp., 4.25%, 10/22/26	386,122

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Banks, continued
$543,000	Bank of America Corp., 3.42% (US0003M+104 bps), 12/20/28, Callable 12/20/27 @ 100	$507,243
170,000	Bank of America Corp., Series AA, 6.10% (US0003M+390 bps), Callable 3/17/25 @ 100	167,450
50,000	Bank of America Corp., Series X, 6.25% (US0003M+371 bps), 12/31/49, Callable 9/5/24 @ 100	49,400
235,000	Bank of America Corp., Series U, 5.20% (US0003M+314 bps), 12/31/99, Callable 6/1/23 @ 100^	226,282
495,000	CIT Group, Inc., 6.13%, 3/9/28^	492,525
730,000	Citigroup, Inc., 4.05%, 7/30/22^	733,318
1,098,000	Citigroup, Inc., 4.30%, 11/20/26	1,055,860
250,000	Citizens Bank NA, 2.55%, 5/13/21, Callable 4/13/21 @ 100	244,520
190,000	Comstock Escrow Corp., 9.75%, 8/15/26, Callable 8/15/21 @ 107.31^(a)	160,550
2,005,000	JPMorgan Chase & Co., 3.88%, 9/10/24	1,972,871
231,000	JPMorgan Chase & Co., 2.95%, 10/1/26, Callable 7/1/26 @ 100	213,335
1,422,000	JPMorgan Chase & Co., 4.13%, 12/15/26	1,387,418
550,000	Regions Financial Corp., 3.20%, 2/8/21, Callable 1/8/21 @ 100	546,482
190,000	Wells Fargo & Co., Series S, 5.90% (US0003M+311 bps), Callable 6/15/24 @ 100	181,023

		9,886,777

Beverages (0.4%):
992,000	Anheuser-Busch InBev NV, 3.30%, 2/1/23, Callable 12/1/22 @ 100^	964,569
939,000	Anheuser-Busch InBev NV, 4.70%, 2/1/36, Callable 8/1/35 @ 100	870,827
333,000	Anheuser-Busch InBev Worldwide, Inc., 4.75%, 4/15/58, Callable 10/15/57 @ 100	289,786

		2,125,182

Capital Markets (1.2%):
128,000	Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	144,548
399,000	Goldman Sachs Group, Inc.(The), 2.88% (US0003M+82 bps), 10/31/22, Callable 10/31/21 @ 100	387,512
154,000	Intercontinental Exchange, Inc., 2.75%, 12/1/20, Callable 11/1/20 @ 100^	152,965
148,000	Moody’s Corp., 4.88%, 2/15/24, Callable 11/15/23 @ 100	155,728
523,000	Morgan Stanley, 4.88%, 11/1/22	538,948
4,600,000	Morgan Stanley, 3.74% (US0003M+85 bps), 4/24/24, Callable 4/24/23 @ 100^	4,560,828
192,000	Morgan Stanley, 5.00%, 11/24/25	195,776
145,000	MSCI, Inc., 4.75%, 8/1/26, Callable 8/1/21 @ 102.38(a)	137,388

		6,273,693

See accompanying notes to the financial statements.

7

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Chemicals (0.2%):
$120,000	Chemours Co., 5.38%, 5/15/27, Callable 2/15/27 @ 100^	$108,000
245,000	Platform Specialty Products Corp., 5.88%, 12/1/25, Callable 12/1/20 @ 102.94^(a)	229,075
385,000	TPC Group, Inc., 8.75%, 12/15/20, Callable 2/11/19 @ 100(a)	365,750
130,000	Valvoline, Inc., 4.38%, 8/15/25, Callable 8/15/20 @ 103.28	119,600
200,000	W R Grace & Co., 5.63%, 10/1/24(a)	199,000

		1,021,425

Commercial Services & Supplies (0.1%):
200,000	ADT Corp., 4.88%, 7/15/32(a)	148,000
200,000	Aramark Services, Inc., 5.00%, 4/1/25, Callable 4/1/20 @ 103.75^(a)	195,500
200,000	Tempo Finance, Corp., 6.75%, 6/1/25, Callable 6/1/20 @ 103.38(a)	185,000

		528,500

Construction & Engineering (0.1%):
250,000	AECOM, 5.88%, 10/15/24, Callable 7/15/24 @ 100^	246,250
270,000	AECOM, 5.13%, 3/15/27, Callable 12/15/26 @ 100	230,850
150,000	Brand Industrial Services, Inc., 8.50%, 7/15/25, Callable 7/15/20 @ 106.34^(a)	127,875
200,000	Summit Midstream Holdings LLC, 5.75%, 4/15/25, Callable 4/15/20 @ 104.31	184,000

		788,975

Consumer Finance (1.6%):
505,000	Ally Financial, Inc., 5.75%, 11/20/25, Callable 10/21/25 @ 100^	502,475
260,000	Capital One Financial Corp., 3.80%, 1/31/28, Callable 12/31/27 @ 100	240,282
534,000	Capital One NA, Series BNKT, 2.95%, 7/23/21, Callable 6/23/21 @ 100^	525,217
1,000,000	Discover Bank, 3.20%, 8/9/21, Callable 7/9/21 @ 100	989,611
250,000	Discover Bank, Series B, 4.68% (USSW5+173 bps), 8/9/28, Callable 8/9/23 @ 100	244,650
1,000,000	Discover Financial Services, 5.20%, 4/27/22	1,037,434
1,000,000	Ford Motor Credit Co. LLC, 2.60%, 11/4/19	988,964
300,000	General Motors Acceptance Corp., 8.00%, 11/1/31	333,000
383,000	General Motors Financial Co., 3.50%, 7/10/19	382,942
500,000	General Motors Financial Co., 4.20%, 3/1/21, Callable 2/1/21 @ 100	499,731
378,000	Hyundai Capital America, 2.55%, 2/6/19(a)	377,782
20,000	Navient Corp., 7.25%, 1/25/22, MTN	19,300
30,000	Navient Corp., 5.50%, 1/25/23	26,250
420,000	Navient Corp., 7.25%, 9/25/23	385,350
30,000	Navient Corp., 6.13%, 3/25/24, MTN^	25,725
15,000	Navient Corp., 5.88%, 10/25/24^	12,525
60,000	Springleaf Finance Corp., 6.88%, 3/15/25	53,700
180,000	Springleaf Finance Corp., 7.13%, 3/15/26	160,650

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Consumer Finance, continued
$271,000	Synchrony Bank, Series B, 3.65%, 5/24/21, Callable 4/24/21 @ 100	$265,159
510,000	Synchrony Financial, 3.75%, 8/15/21, Callable 6/15/21 @ 100	496,330
610,000	Synchrony Financial, 4.25%, 8/15/24, Callable 5/15/24 @ 100	561,245
405,000	Synchrony Financial, 3.95%, 12/1/27, Callable 9/1/27 @ 100^	341,123

		8,469,445

Containers & Packaging (0.1%):
80,000	Crown Americas LLC, 4.75%, 2/1/26, Callable 2/1/21 @ 103.56^(a)	75,400
65,000	Crown Americas LLC, 4.25%, 9/30/26, Callable 3/31/26 @ 100^	58,338
50,000	Crown Cork & Seal Co., Inc., 7.38%, 12/15/26^	53,250
200,000	Reynolds Group Issuer, Inc., 5.13%, 7/15/23, Callable 7/15/19 @ 102.56^(a)	190,499
115,000	Silgan Holdings, Inc., 4.75%, 3/15/25, Callable 3/15/20 @ 102.38	107,238

		484,725

Diversified Consumer Services (0.2%):
150,000	APX Group, Inc., 8.75%, 12/1/20, Callable 2/11/19 @ 100	142,875
415,000	APX Group, Inc., 7.63%, 9/1/23, Callable 9/1/19 @ 105.72^	335,113
110,000	Ascend Learning LLC, 6.88%, 8/1/25, Callable 8/1/20 @ 103.44(a)	105,325
40,000	Frontdoor, Inc., 6.75%, 8/15/26, Callable 8/15/21 @ 105.06(a)	38,000
460,000	Laureate Education, Inc., 8.25%, 5/1/25, Callable 5/1/20 @ 106.19(a)	472,650

		1,093,963

Diversified Financial Services (0.3%):
60,000	AXA Equitable Holdings, Inc., 3.90%, 4/20/23, Callable 3/20/23 @ 100(a)	59,257
165,000	Everest Acquisition Finance, Inc., 8.00%, 11/29/24, Callable 11/30/19 @ 106^(a)	122,925
50,000	Flex Acquisition Co., Inc., 6.88%, 1/15/25, Callable 1/15/20 @ 103.44(a)	44,500
555,000	Level 3 Financing, Inc., 5.38%, 1/15/24, Callable 2/11/19 @ 102.69	528,638
200,000	Level 3 Financing, Inc., 5.38%, 5/1/25, Callable 5/1/20 @ 102.69	187,500
500,000	Peachtree Funding Trust, 3.98%, 2/15/25(a)	485,008
15,000	Sally Holdings LLC / Sally Capital, Inc., 5.63%, 12/1/25, Callable 12/1/20 @ 102.81	13,800
185,000	Voya Financial, Inc., 3.13%, 7/15/24, Callable 5/15/24 @ 100	174,445

		1,616,073

See accompanying notes to the financial statements.

8

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Diversified Telecommunication Services (0.6%):
$322,000	AT&T, Inc., 2.45%, 6/30/20, Callable 5/30/20 @ 100	$317,810
580,000	AT&T, Inc., 3.60%, 2/17/23, Callable 12/17/22 @ 100^	576,406
28,000	AT&T, Inc., 4.45%, 4/1/24, Callable 1/1/24 @ 100	28,465
255,000	Frontier Communications Corp., 7.05%, 10/1/46	107,100
130,000	Qwest Corp., 7.25%, 9/15/25	133,846
325,000	Verizon Communications, Inc., 5.50%, 3/16/47^	345,610
603,000	Verizon Communications, Inc., 5.01%, 4/15/49	600,830
930,000	Verizon Communications, Inc., 5.01%, 8/21/54	898,639
500,000	Zayo Group LLC / Zayo Capital, Inc., 6.38%, 5/15/25, Callable 5/15/20 @ 103.19^	465,000

		3,473,706

Electric Utilities (0.3%):
110,000	Emera US Finance LP, 2.15%, 6/15/19	109,101
109,000	Emera US Finance LP, 2.70%, 6/15/21, Callable 5/15/21 @ 100	106,187
174,000	Emera US Finance LP, 3.55%, 6/15/26, Callable 3/15/26 @ 100	165,002
500,000	IPALCO Enterprises, Inc., 3.45%, 7/15/20, Callable 6/15/20 @ 100^	499,363
136,000	IPALCO Enterprises, Inc., 3.70%, 9/1/24, Callable 7/1/24 @ 100	132,396
115,000	NextEra Energy Operating Partners LP, 4.25%, 9/15/24, Callable 7/15/24 @ 100^(a)	106,375
171,447	NSG Holdings LLC / NSG Holdings Inc., 7.75%, 12/15/25(a)	180,877
117,000	NV Energy, Inc., 6.25%, 11/15/20	122,927
150,000	Vistra Operations Co. LLC, 5.50%, 9/1/26, Callable 9/1/21 @ 102.75(a)	144,375

		1,566,603

Electronic Equipment, Instruments & Components (0.0%)†:
255,000	TTM Technologies, Inc., 5.63%, 10/1/25, Callable 10/1/20 @ 102.81(a)	237,150

Energy Equipment & Services (0.0%)†:
110,000	Nabors Industries, Inc., 5.50%, 1/15/23, Callable 11/15/22 @ 100^	87,309

Equity Real Estate Investment Trusts (2.2%):
500,000	American Tower Corp., 2.80%, 6/1/20, Callable 5/1/20 @ 100	496,158
217,000	Boston Properties LP, 4.50%, 12/1/28, Callable 9/1/28 @ 100	221,871
1,000,000	Brandywine Operating Partnership LP, 4.10%, 10/1/24, Callable 7/1/24 @ 100	989,175
265,000	Brandywine Operating Partnership LP, 3.95%, 11/15/27, Callable 8/15/27 @ 100	251,779
528,000	Brixmor Operating Partners LP, 3.25%, 9/15/23, Callable 7/15/23 @ 100	509,959
355,000	Brixmor Operating Partners LP, 3.85%, 2/1/25, Callable 11/1/24 @ 100	343,145
717,000	Corporate Office Properties LP, 5.25%, 2/15/24, Callable 11/15/23 @ 100	743,321

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts, continued
$110,000	Corrections Corp. of America, 5.00%, 10/15/22, Callable 7/15/22 @ 100	$105,325
244,000	DDR Corp., 4.63%, 7/15/22, Callable 4/15/22 @ 100^	250,530
900,000	Digital Realty Trust LP, 4.75%, 10/1/25, Callable 7/1/25 @ 100	919,541
183,000	Duke Realty LP, 3.63%, 4/15/23, Callable 1/15/23 @ 100	182,859
300,000	Equinix, Inc., 5.75%, 1/1/25, Callable 1/1/20 @ 102.88	302,250
160,000	GLP Capital LP, 5.25%, 6/1/25, Callable 3/1/25 @ 100	158,867
500,000	Health Care REIT, Inc., 4.13%, 4/1/19, Callable 2/11/19 @ 100^	500,140
735,000	Lexington Realty Trust, 4.40%, 6/15/24, Callable 3/15/24 @ 100	724,045
430,000	MGM Growth Properties LLC, 4.50%, 9/1/26, Callable 6/1/26 @ 100	389,150
200,000	MPT Operating Partnership LP/MPT Finance Corp., 5.25%, 8/1/26, Callable 8/1/21 @ 102.63	188,500
549,000	Omega Healthcare Investors, Inc., 4.38%, 8/1/23, Callable 6/1/23 @ 100	551,312
101,000	Omega Healthcare Investors, Inc., 4.50%, 1/15/25, Callable 10/15/24 @ 100	99,468
526,000	Omega Healthcare Investors, Inc., 5.25%, 1/15/26, Callable 10/15/25 @ 100	535,255
1,628,000	Omega Healthcare Investors, Inc., 4.50%, 4/1/27, Callable 1/1/27 @ 100^	1,572,136
494,000	Omega Healthcare Investors, Inc., 4.75%, 1/15/28, Callable 10/15/27 @ 100	483,971
700,000	Tanger Properties LP, 3.88%, 12/1/23, Callable 9/1/23 @ 100	689,558
275,000	Tanger Properties LP, 3.75%, 12/1/24, Callable 9/1/24 @ 100	266,698
118,000	Ventas Realty LP, 3.13%, 6/15/23, Callable 3/15/23 @ 100	115,026
131,000	Ventas Realty LP, 4.00%, 3/1/28, Callable 12/1/27 @ 100	126,961

		11,717,000

Food & Staples Retailing (0.1%):
65,000	US Foods, Inc., 5.88%, 6/15/24, Callable 6/15/19 @ 102.94(a)	63,213
271,000	Walgreens Boots Alliance, Inc., 3.30%, 11/18/21, Callable 9/18/21 @ 100	269,753

		332,966

Food Products (0.1%):
100,000	JBS USA Finance, Inc., 5.88%, 7/15/24, Callable 7/15/19 @ 102.94(a)	98,500
390,000	JBS USA Finance, Inc., 5.75%, 6/15/25, Callable 6/15/20 @ 102.88(a)	372,450

See accompanying notes to the financial statements.

9

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Food Products, continued
$200,000	Post Holding, Inc., 5.00%, 8/15/26, Callable 8/15/21 @ 102.5(a)	$182,000

		652,950

Health Care Equipment & Supplies (0.1%):
191,000	Becton Dickinson And Co., 3.70%, 6/6/27, Callable 3/6/27 @ 100	180,655
125,000	Teleflex, Inc., 4.88%, 6/1/26, Callable 6/1/21 @ 102.44^	119,375

		300,030

Health Care Providers & Services (1.6%):
295,000	Community Health Systems, Inc., 5.13%, 8/1/21, Callable 2/11/19 @ 101.28^	273,613
440,000	Community Health Systems, Inc., 6.25%, 3/31/23, Callable 3/31/20 @ 103.13^	399,872
120,000	Community Health Systems, Inc., 8.63%, 1/15/24, Callable 1/15/21 @ 104.31^(a)	118,500
300,000	CVS Health Corp., 3.70%, 3/9/23, Callable 2/9/23 @ 100	296,789
670,000	CVS Health Corp., 4.10%, 3/25/25, Callable 1/25/25 @ 100	663,315
779,000	CVS Health Corp., 4.30%, 3/25/28, Callable 12/25/27 @ 100	761,557
347,000	CVS Health Corp., 4.78%, 3/25/38, Callable 9/25/37 @ 100	332,515
510,000	CVS Health Corp., 5.05%, 3/25/48, Callable 9/25/47 @ 100	496,031
273,000	Halfmoon Parent, Inc., 3.75%, 7/15/23, Callable 6/15/23 @ 100(a)	272,091
132,000	Halfmoon Parent, Inc., 4.13%, 11/15/25, Callable 9/15/25 @ 100(a)	131,814
341,000	Halfmoon Parent, Inc., 4.38%, 10/15/28, Callable 7/15/28 @ 100(a)	342,903
212,000	Halfmoon Parent, Inc., 4.80%, 8/15/38, Callable 2/15/38 @ 100(a)	208,208
212,000	Halfmoon Parent, Inc., 4.90%, 12/15/48, Callable 6/15/48 @ 100(a)	207,420
1,900,000	HCA, Inc., 6.50%, 2/15/20	1,947,499
25,000	HCA, Inc., 5.88%, 3/15/22^	25,625
20,000	HCA, Inc., 4.75%, 5/1/23	19,700
300,000	HCA, Inc., 5.38%, 2/1/25	292,500
200,000	Tenet Healthcare Corp., 4.50%, 4/1/21	194,500
665,000	Tenet Healthcare Corp., 8.13%, 4/1/22	666,663
100,000	Tenet Healthcare Corp., 6.75%, 6/15/23^	93,875
150,000	Tenet Healthcare Corp., 7.00%, 8/1/25, Callable 8/1/20 @ 103.5^	138,750
117,000	Toledo Hospital (The), Series B, 5.33%, 11/15/28	117,431
559,000	Toledo Hospital (The), 6.02%, 11/15/48	565,853
130,000	Vizient, Inc., 10.38%, 3/1/24, Callable 3/1/19 @ 107.78(a)	137,800
30,000	WellCare Health Plans, Inc., 5.38%, 8/15/26, Callable 8/15/21 @ 104.03(a)	28,950

		8,733,774

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Hotels, Restaurants & Leisure (0.3%):
$325,000	Caesars Resort Collection LLC, 5.25%, 10/15/25, Callable 10/15/20 @ 102.63(a)	$279,499
20,000	Delta Merger Sub, Inc., 6.00%, 9/15/26, Callable 9/15/21 @ 104.5^(a)	18,900
95,000	Eldorado Resorts, Inc., 7.00%, 8/1/23, Callable 2/11/19 @ 105.25	97,613
95,000	Eldorado Resorts, Inc., 6.00%, 4/1/25, Callable 4/1/20 @ 104.5	91,641
100,000	Hilton Worldwide Finance LLC, 4.63%, 4/1/25, Callable 4/1/20 @ 102.31	94,750
100,000	Penn National Gaming, Inc., 5.63%, 1/15/27, Callable 1/15/22 @ 102.81^(a)	89,500
115,000	Scientific Games International, Inc., 6.63%, 5/15/21, Callable 2/11/19 @ 103.31	108,963
170,000	Scientific Games International, Inc., 10.00%, 12/1/22, Callable 2/11/19 @ 105^	172,549
175,000	Scientific Games International, Inc., 5.00%, 10/15/25, Callable 10/15/20 @ 103.75^(a)	156,188
95,000	Station Casinos LLC, 5.00%, 10/1/25, Callable 10/1/20 @ 102.5(a)	85,975
115,000	Wyndham Hotels & Resorts, Inc., 5.38%, 4/15/26, Callable 4/15/21 @ 102.69(a)	110,400
100,000	Wynn Las Vegas LLC, 5.50%, 3/1/25, Callable 12/1/24 @ 100^(a)	93,250

		1,399,228

Independent Power and Renewable Electricity Producers (0.1%):
230,000	AES Corp., 5.50%, 4/15/25, Callable 4/15/20 @ 102.75	228,275
75,000	Clearway Energy Operating LLC, 5.75%, 10/15/25, Callable 10/15/21 @ 102.88(a)	71,625
230,000	NRG Energy, 6.25%, 5/1/24, Callable 5/1/19 @ 103.13^	233,450

		533,350

Industrial Conglomerates (0.1%):
330,000	Icahn Enterprises LP, 5.88%, 2/1/22, Callable 2/11/19 @ 101.47	323,400
260,000	Icahn Enterprises LP, 6.75%, 2/1/24, Callable 2/1/20 @ 103.38^	257,400

		580,800

Insurance (0.6%):
218,000	American International Group, Inc., 3.30%, 3/1/21, Callable 2/1/21 @ 100	217,261
809,000	American International Group, Inc., 3.75%, 7/10/25, Callable 4/10/25 @ 100	774,576
135,000	AmWINS Group, Inc., 7.75%, 7/1/26, Callable 7/1/21 @ 105.81(a)	127,575
436,000	Pacific Lifecorp, 5.13%, 1/30/43^(a)	445,153
497,000	Teachers Insurance & Annuity Association of America, 4.90%, 9/15/44(a)	515,350
1,042,000	Unum Group, 5.75%, 8/15/42	1,038,502

See accompanying notes to the financial statements.

10

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Insurance, continued
$130,000	USIS Merger Sub, Inc., 6.88%, 5/1/25, Callable 5/1/20 @ 103.44(a)	$119,353

		3,237,770

IT Services (0.0%)†:
140,000	First Data Corp., 5.75%, 1/15/24, Callable 1/22/19 @ 102.88(a)	136,500
90,000	Refinitiv US Holdings, Inc., 6.25%, 5/15/26, Callable 11/15/21 @ 103.13^(a)	86,850

		223,350

Leisure Products (0.0%)†:
240,000	Mattel, Inc., 6.75%, 12/31/25, Callable 12/31/20 @ 105.06^(a)	214,126

Life Sciences Tools & Services (0.1%):
90,000	Charles River Laboratories International, Inc., 5.50%, 4/1/26, Callable 4/1/21 @ 104.13(a)	88,650
200,000	IMS Health, Inc., 5.00%, 10/15/26, Callable 10/15/21 @ 102.5(a)	191,000

		279,650

Media (1.8%):
395,000	21st Century Fox America, 7.75%, 12/1/45	579,939
320,000	CCO Holdings LLC, 5.88%, 4/1/24, Callable 4/1/19 @ 104.41(a)	318,400
65,000	CCO Holdings LLC, 5.38%, 5/1/25, Callable 5/1/20 @ 102.68(a)	62,319
430,000	CCO Holdings LLC, 5.75%, 2/15/26, Callable 2/15/21 @ 102.88(a)	421,400
270,000	CCO Holdings LLC, 5.50%, 5/1/26, Callable 5/1/21 @ 102.75^(a)	259,538
400,000	CCO Holdings LLC, 5.88%, 5/1/27, Callable 5/1/21 @ 102.94^(a)	388,000
61,000	Comcast Corp., 3.90%, 3/1/38, Callable 9/1/37 @ 100	56,468
144,000	Comcast Corp., 4.65%, 7/15/42	142,490
161,000	Comcast Corp., 4.60%, 8/15/45, Callable 2/15/45 @ 100	156,869
197,000	Comcast Corp., 3.97%, 11/1/47, Callable 5/1/47 @ 100	176,089
112,000	Comcast Corp., 4.00%, 3/1/48, Callable 9/1/47 @ 100	102,057
224,000	Comcast Corp., 4.00%, 11/1/49, Callable 5/1/49 @ 100	200,718
500,000	CSC Holdings LLC, 5.38%, 7/15/23, Callable 1/22/19 @ 104.03(a)	487,600
200,000	CSC Holdings LLC, 7.75%, 7/15/25, Callable 7/15/20 @ 103.88^(a)	203,000
105,000	CSC Holdings LLC, 7.50%, 4/1/28, Callable 4/1/23 @ 103.75(a)	104,738
200,000	DISH DBS Corp., 5.00%, 3/15/23^	166,500
200,000	DISH DBS Corp., 5.88%, 11/15/24^	161,000
140,000	DISH Network Corp., 3.38%, 8/15/26	113,052
80,000	NBCUniversal Media LLC, 5.95%, 4/1/41	91,821

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Media, continued
$114,000	NBCUniversal Media LLC, 4.45%, 1/15/43	$109,888
700,000	Neptune Finco Corp., 6.63%, 10/15/25, Callable 10/15/20 @ 103.31(a)	708,750
400,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25, Callable 2/15/20 @ 103.31^(a)	346,000
200,000	Sirius XM Radio, Inc., 4.63%, 5/15/23, Callable 2/11/19 @ 102.31^(a)	191,500
105,000	Sirius XM Radio, Inc., 6.00%, 7/15/24, Callable 7/15/19 @ 103(a)	105,263
495,000	Sirius XM Radio, Inc., 5.38%, 4/15/25, Callable 4/15/20 @ 102.69(a)	469,013
130,000	Sirius XM Radio, Inc., 5.38%, 7/15/26, Callable 7/15/21 @ 102.69(a)	121,550
716,000	Time Warner Cable, Inc., 8.25%, 4/1/19	724,035
623,000	Time Warner Cable, Inc., 4.00%, 9/1/21, Callable 6/1/21 @ 100	619,214
155,000	Time Warner Cable, Inc., 6.55%, 5/1/37	159,067
280,000	Time Warner Cable, Inc., 7.30%, 7/1/38	303,535
1,500,000	Time Warner Cable, Inc., 6.75%, 6/15/39	1,524,187
69,000	Time Warner Cable, Inc., 5.50%, 9/1/41, Callable 3/1/41 @ 100	62,879

		9,636,879

Metals & Mining (0.1%):
400,000	Freeport-McMoRan, Inc., 3.55%, 3/1/22, Callable 12/1/21 @ 100	378,500

Mortgage Real Estate Investment Trusts (0.0%)†:
45,000	Starwood Property Trust, Inc., 4.75%, 3/15/25, Callable 9/15/24 @ 100	40,500

Multi-Utilities (0.1%):
339,000	Sempra Energy, 6.00%, 10/15/39	376,886

Oil, Gas & Consumable Fuels (2.4%):
149,000	Anadarko Petroleum Corp., 4.85%, 3/15/21, Callable 2/15/21 @ 100	152,558
308,000	Anadarko Petroleum Corp., 5.55%, 3/15/26, Callable 12/15/25 @ 100	322,580
738,000	Anadarko Petroleum Corp., 7.50%, 5/1/31	872,718
78,000	Anadarko Petroleum Corp., 6.45%, 9/15/36	84,240
410,000	Anadarko Petroleum Corp., 6.60%, 3/15/46, Callable 9/15/45 @ 100	452,713
280,000	California Resources Corp., 8.00%, 12/15/22, Callable 2/11/19 @ 104^(a)	189,700
315,000	Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24, Callable 1/1/24 @ 100	332,325
475,000	Cheniere Energy Partners LP, 5.25%, 10/1/25, Callable 10/1/20 @ 102.63^	442,938
50,000	Cheniere Energy Partners LP, 5.63%, 10/1/26, Callable 10/1/21 @ 102.81(a)	46,750
360,000	Chesapeake Energy Corp., 8.00%, 1/15/25, Callable 1/15/20 @ 106^	317,700
425,000	Citgo Petroleum Corp., 6.25%, 8/15/22, Callable 2/11/19 @ 103.13^(a)	411,188

See accompanying notes to the financial statements.

11

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$132,000	Columbia Pipeline Group, 4.50%, 6/1/25, Callable 3/1/25 @ 100	$132,951
195,000	Crestwood Midstream Partners LP, 6.25%, 4/1/23, Callable 1/28/19 @ 104.69	187,688
100,000	Crestwood Midstream Partners LP, 5.75%, 4/1/25, Callable 4/1/20 @ 104.31	92,750
100,000	CVR Refining LLC/Coffeyville Finance, Inc., 6.50%, 11/1/22, Callable 2/11/19 @ 102.17	98,500
275,000	DCP Midstream Operating LLC, 8.13%, 8/16/30	308,000
125,000	DCP Midstream Operating LP, 5.38%, 7/15/25, Callable 4/15/25 @ 100^	122,188
350,000	DCP Midstream Operating LP, 5.85% (US0003M+385 bps), 5/21/43, Callable 5/21/23 @ 100(a)	280,000
300,000	Denbury Resources, Inc., 9.25%, 3/31/22, Callable 3/31/19 @ 109.25(a)	276,750
105,000	Denbury Resources, Inc., 4.63%, 7/15/23, Callable 2/11/19 @ 101.54	61,688
117,000	Enable Midstream Partners LP, 2.40%, 5/15/19, Callable 4/15/19 @ 100	116,337
124,000	Enable Midstream Partners LP, 3.90%, 5/15/24, Callable 2/15/24 @ 100	118,945
67,000	Energy Transfer Partners LP, 4.20%, 9/15/23, Callable 8/15/23 @ 100^	66,031
229,000	Energy Transfer Partners LP, 4.95%, 6/15/28, Callable 3/15/28 @ 100^	224,057
128,000	Energy Transfer Partners LP, 5.80%, 6/15/38, Callable 12/15/37 @ 100	124,591
83,000	Energy Transfer Partners LP, 6.00%, 6/15/48, Callable 12/15/47 @ 100	80,826
200,000	Global Partners LP, 6.25%, 7/15/22, Callable 2/11/19 @ 103.13^	189,000
220,000	Hess Infrastructure Partners LP/Finance Corp., 5.63%, 2/15/26, Callable 2/15/21 @ 104.22(a)	212,850
205,000	Hilcorp Energy LP, 5.00%, 12/1/24, Callable 6/1/19 @ 102.5(a)	181,425
50,000	Indigo Natural Resources LLC, 6.88%, 2/15/26, Callable 2/15/21 @ 103.44(a)	43,000
155,000	Jonah Energy LLC/Jonah Energy Finance Corp., 7.25%, 10/15/25, Callable 10/15/20 @ 105.44^(a)	99,200
111,000	Kinder Morgan (Delaware), Inc., 3.05%, 12/1/19, Callable 11/1/19 @ 100	110,360
112,000	Kinder Morgan (Delaware), Inc., 5.05%, 2/15/46, Callable 8/15/45 @ 100	102,271
195,000	Kinder Morgan Energy Partners LP, 2.65%, 2/1/19	194,896
42,000	Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	45,334
479,000	Kinder Morgan Energy Partners LP, 5.50%, 3/1/44, Callable 9/1/43 @ 100^	461,600
105,000	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.00%, 8/1/26, Callable 8/1/21 @ 103(a)	101,325
113,000	MPLX LP, 4.50%, 7/15/23, Callable 4/15/23 @ 100	114,131
159,000	MPLX LP, 4.88%, 12/1/24, Callable 9/1/24 @ 100	161,851

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$63,000	MPLX LP, 4.80%, 2/15/29, Callable 11/15/28 @ 100	$62,845
188,000	MPLX LP, 5.50%, 2/15/49, Callable 8/15/48 @ 100	182,870
190,000	Parsley Energy LLC, 5.25%, 8/15/25, Callable 8/15/20 @ 103.94^(a)	171,950
265,000	PBF Holding Co. LLC/PBF Finance Corp., 7.00%, 11/15/23, Callable 2/11/19 @ 105.25	253,075
38,000	Phillips 66 Partners LP, 2.65%, 2/15/20, Callable 1/15/20 @ 100	37,673
10,000	Rose Rock Midstream, 5.63%, 11/15/23, Callable 5/15/19 @ 102.81	9,100
200,000	Rose Rock Midstream LP, 5.63%, 7/15/22, Callable 1/28/19 @ 102.81^	188,500
310,000	Sanchez Energy Corp., 7.25%, 2/15/23, Callable 2/15/20 @ 103.63^(a)	252,650
240,000	Semgroup Corp., 6.38%, 3/15/25, Callable 3/15/20 @ 103.19^	221,400
70,000	Semgroup Corp., 7.25%, 3/15/26, Callable 3/15/21 @ 103.63	65,450
233,000	Southwestern Energy Co., 6.70%, 1/23/25, Callable 10/23/24 @ 100^	208,244
548,000	Sunoco Logistics Partners Operations LP, 5.40%, 10/1/47, Callable 4/1/47 @ 100	496,601
65,000	Sunoco LP/ Sunoco Finance Corp., 4.88%, 1/15/23, Callable 1/15/20 @ 102.44	63,375
120,000	Sunoco LP/ Sunoco Finance Corp., 5.50%, 2/15/26, Callable 2/15/21 @ 102.75	113,700
130,000	Targa Resources Partners LP, 5.13%, 2/1/25, Callable 2/1/20 @ 103.84	121,875
125,000	Targa Resources Partners LP, 5.88%, 4/15/26, Callable 4/15/21 @ 104.41(a)	121,563
130,000	Targa Resources Partners LP, 5.38%, 2/1/27, Callable 2/1/22 @ 102.69	121,875
103,000	Western Gas Partners LP, 4.65%, 7/1/26, Callable 4/1/26 @ 100	99,607
1,000,000	Western Gas Partners LP, 4.50%, 3/1/28, Callable 12/1/27 @ 100	934,723
66,000	Western Gas Partners, LP, 4.75%, 8/15/28, Callable 5/15/28 @ 100^	62,826
239,000	Williams Partners LP, 3.60%, 3/15/22, Callable 1/15/22 @ 100^	234,509
162,000	Williams Partners LP, 4.50%, 11/15/23, Callable 8/15/23 @ 100	162,853
285,000	Williams Partners LP, 4.30%, 3/4/24, Callable 12/4/23 @ 100	284,007

		12,405,226

Pharmaceuticals (0.1%):
115,000	Catalent Pharma Solutions, Inc., 4.88%, 1/15/26, Callable 10/15/20 @ 102.44(a)	108,963
57,000	Elanco Animal Health, Inc., 3.91%, 8/27/21(a)	57,355
180,000	Elanco Animal Health, Inc., 4.27%, 8/28/23, Callable 7/28/23 @ 100(a)	179,847

See accompanying notes to the financial statements.

12

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Pharmaceuticals, continued
$76,000	Elanco Animal Health, Inc., 4.90%, 8/28/28, Callable 5/28/28 @ 100(a)	$77,336
110,000	Valeant Pharmaceuticals International, 9.25%, 4/1/26, Callable 4/1/22 @ 104.63(a)	110,000

		533,501

Real Estate Management & Development (0.0%)†:
200,000	Howard Hughes Corp. (The), 5.38%, 3/15/25, Callable 3/15/20 @ 104.03^(a)	188,000

Semiconductors & Semiconductor Equipment (0.0%)†:
90,000	Qorvo, Inc., 5.50%, 7/15/26, Callable 7/15/21 @ 102.75(a)	85,950

Software (0.2%):
80,000	CDK Global, Inc., 5.88%, 6/15/26, Callable 6/15/21 @ 102.94	80,324
135,000	Fair Isaac Corp., 5.25%, 5/15/26, Callable 2/15/26 @ 100(a)	130,613
90,000	Nuance Communications, Inc., 5.63%, 12/15/26, Callable 12/15/21 @ 102.81^	85,500
290,000	Solera LLC, 10.50%, 3/1/24, Callable 3/1/19 @ 107.88(a)	308,849
250,000	Sophia LP/Finance, Inc., 9.00%, 9/30/23, Callable 2/11/19 @ 104.5(a)	250,000
125,000	Symantec Corp., 5.00%, 4/15/25, Callable 4/15/20 @ 102.5(a)	116,585

		971,871

Technology Hardware, Storage & Peripherals (0.1%):
28,000	Dell International LLC/ EMC Corp., 6.02%, 6/15/26, Callable 3/15/26 @ 100(a)	28,127
441,000	HP Enterprise Co., 3.60%, 10/15/20, Callable 9/15/20 @ 100	442,141

		470,268

Textiles, Apparel & Luxury Goods (0.0%)†:
125,000	USA Compression Partners LP, 6.88%, 4/1/26, Callable 4/1/21 @ 105.16^(a)	120,000

Thrifts & Mortgage Finance (0.0%)†:
235,000	Quicken Loans, Inc., 5.25%, 1/15/28, Callable 1/15/23 @ 102.63^(a)	207,975

Tobacco (0.3%):
212,000	Altria Group, Inc., 4.00%, 1/31/24	208,342
69,000	Altria Group, Inc., 4.25%, 8/9/42	55,653
27,000	Altria Group, Inc., 3.88%, 9/16/46, Callable 3/16/46 @ 100	20,566
94,000	Reynolds American, Inc., 3.25%, 6/12/20	93,423
320,000	Reynolds American, Inc., 4.00%, 6/12/22	316,551
232,000	Reynolds American, Inc., 4.45%, 6/12/25, Callable 3/12/25 @ 100	223,702
120,000	Reynolds American, Inc., 5.70%, 8/15/35, Callable 2/15/35 @ 100	117,171
700,000	Vector Group, Ltd., 6.13%, 2/1/25, Callable 2/1/20 @ 103.06(a)	595,001

		1,630,409

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Trading Companies & Distributors (0.0%)†:
$240,000	AerCap Global Aviation Trust, 6.50% (US0003M+430 bps), 6/15/45, Callable 6/15/25 @ 100^(a)	$230,400

Wireless Telecommunication Services (0.2%):
200,000	Sprint Corp., 7.25%, 9/15/21	204,700
380,000	Sprint Corp., 7.88%, 9/15/23	389,975
280,000	Sprint Corp., 7.13%, 6/15/24	277,295
85,000	Sprint Corp., 7.63%, 3/1/26, Callable 11/1/25 @ 100	83,938
65,000	Sprint Nextel Corp., 6.00%, 11/15/22	63,786
200,000	T-Mobile USA, Inc., 5.13%, 4/15/25, Callable 4/15/20 @ 102.56	194,250

		1,213,944

Total Corporate Bonds (Cost $99,973,548)		94,924,289

Foreign Bond (0.0%)†:
Sovereign Bond (0.0%)†:
50,000	Korea Treasury Bond, Series 2103, 2.00%, 3/10/21+	45

Total Foreign Bond (Cost $43)		45

Yankee Dollars (7.0%):
Aerospace & Defense (0.2%):
80,000	Avolon Holdings FNDG, Ltd., 5.50%, 1/15/23, Callable 12/15/22 @ 100(a)	77,600
150,000	Avolon Holdings Funding, Ltd., 5.13%, 10/1/23, Callable 9/1/23 @ 100(a)	143,249
140,000	Bombardier, Inc., 6.00%, 10/15/22, Callable 2/11/19 @ 103^(a)	131,250
210,000	Bombardier, Inc., 6.13%, 1/15/23^(a)	196,875

		548,974

Banks (1.3%):
430,000	Barclays Bank plc, 3.25%, 1/12/21	421,098
585,000	Barclays Bank plc, 4.38%, 1/12/26	555,710
800,000	Barclays Bank plc, 7.88%, Callable 3/15/22 @ 100(a)	800,000
205,000	HSBC Holdings plc, 4.25%, 3/14/24	203,444
200,000	Intesa Sanpaolo SpA, 5.02%, 6/26/24(a)	181,377
656,000	Intesa Sanpaolo SpA, 5.71%, 1/15/26(a)	601,340
530,000	Rabobank Nederland NY, 4.38%, 8/4/25	520,545
2,550,000	Royal Bank of Scotland Group plc, 6.13%, 12/15/22	2,584,323
452,000	Royal Bank of Scotland Group plc, 6.10%, 6/10/23	459,138
425,000	Royal Bank of Scotland Group plc, 6.00%, 12/19/23	430,144
155,000	Royal Bank of Scotland Group plc, 7.50% (USSW5+580 bps), 12/29/49, Callable 8/10/20 @ 100	153,450

		6,910,569

Beverages (0.0%)†:
80,000	Cott Corp., 5.50%, 4/1/25, Callable 4/1/20 @ 104.13(a)	75,400

Capital Markets (0.8%):
470,000	Credit Suisse Group Fun, Ltd., 2.75%, 3/26/20	464,929
670,000	Credit Suisse Group Fun, Ltd., 3.80%, 9/15/22	665,112
787,000	Credit Suisse Group Fun, Ltd., 3.80%, 6/9/23	772,273
470,000	Credit Suisse Group Fun, Ltd., 3.75%, 3/26/25	448,172
860,000	Deutsche Bank AG, 3.30%, 11/16/22	797,005

See accompanying notes to the financial statements.

13

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Capital Markets, continued
$979,000	Deutsche Bank AG, 4.50%, 4/1/25^	$858,944
491,000	UBS Group AG, 4.13%, 9/24/25(a)	489,185

		4,495,620

Chemicals (0.1%):
400,000	Consolidated Energy Finance SA, 6.88%, 6/15/25, Callable 6/15/20 @ 105.16(a)	381,000
150,000	Consolidated Energy Finance SA, 6.50%, 5/15/26, Callable 5/15/21 @ 104.88^(a)	143,625
225,000	Nova Chemicals Corp., 4.88%, 6/1/24, Callable 3/3/24 @ 100(a)	203,063
105,000	Nufarm Australia, Ltd., 5.75%, 4/30/26, Callable 4/30/21 @ 102.88(a)	95,708
150,000	OCI NV, 6.63%, 4/15/23, Callable 4/15/20 @ 103.31(a)	147,375
115,000	Tronox Finance plc, 5.75%, 10/1/25, Callable 10/1/20 @ 104.31^(a)	93,150

		1,063,921

Containers & Packaging (0.0%)†:
270,000	Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 7.25%, 5/15/24, Callable 5/15/19 @ 105.44(a)	269,325
200,000	Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.00%, 2/15/25, Callable 2/15/20 @ 104.5(a)	184,624

		453,949

Diversified Financial Services (0.4%):
400,000	Altice Financing SA, 7.50%, 5/15/26, Callable 5/15/21 @ 103.75(a)	365,000
200,000	Altice Finco SA, 8.13%, 1/15/24, Callable 2/11/19 @ 104.06^(a)	186,500
280,000	C&W Senior Financing Dac, 7.50%, 10/15/26, Callable 10/15/21 @ 103.75(a)	269,150
120,000	Camelot Finance SA, 7.88%, 10/15/24, Callable 10/15/19 @ 103.94^(a)	115,800
260,000	Intelsat Jackson Holdings SA, 8.00%, 2/15/24, Callable 2/15/19 @ 104(a)	267,800
155,000	Intelsat Jackson Holdings SA, 8.50%, 10/15/24, Callable 10/15/20 @ 106.38(a)	150,350
220,000	Nielsen Co. Luxembourg SARL (The), 5.00%, 2/1/25, Callable 2/1/20 @ 103.75^(a)	205,700
75,000	Park Aerospace Holdings, 5.25%, 8/15/22(a)	72,563
20,000	Park Aerospace Holdings, 4.50%, 3/15/23, Callable 2/15/23 @ 100(a)	18,700
55,000	Park Aerospace Holdings, 5.50%, 2/15/24(a)	53,075
20,000	Tervita Escrow Corp., 7.63%, 12/1/21, Callable 2/11/19 @ 103.81(a)	19,050

		1,723,688

Diversified Telecommunication Services (0.2%):
200,000	Altice France SA, 8.13%, 2/1/27, Callable 2/1/22 @ 106.09^(a)	188,500
200,000	Sable International Finance, Ltd., 6.88%, 8/1/22, Callable 2/11/19 @ 105.16(a)	204,100

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Diversified Telecommunication Services, continued
$200,000	SFR Group SA, 7.38%, 5/1/26, Callable 5/1/21 @ 103.69(a)	$183,500

		576,100

Energy Equipment & Services (0.0%)†:
200,000	Ensco plc, 4.50%, 10/1/24, Callable 7/1/24 @ 100^	130,000
100,000	Ensco plc, 7.75%, 2/1/26, Callable 11/1/25 @ 100^	74,000
113,000	Noble Holding International, Ltd., 7.75%, 1/15/24, Callable 10/15/23 @ 100^	85,598
130,000	Noble Holding International, Ltd., 7.88%, 2/1/26, Callable 2/1/21 @ 105.91^(a)	110,825
215,000	Weatherford International, Ltd., 9.88%, 2/15/24, Callable 11/15/23 @ 100^	131,150
215,000	Weatherford International, Ltd., 6.50%, 8/1/36	111,800

		643,373

Hotels, Restaurants & Leisure (0.0%)†:
115,000	1011778 BC ULC New Red Finance, Inc., 4.25%, 5/15/24, Callable 5/15/20 @ 102.13^(a)	105,800
205,000	Stars Group Holdings BV, 7.00%, 7/15/26, Callable 7/15/21 @ 103.5^(a)	199,363
200,000	Studio City Co., Ltd., 7.25%, 11/30/21, Callable 2/11/19 @ 103.63(a)	203,670
145,000	Wynn Macau, Ltd., 4.88%, 10/1/24, Callable 10/1/20 @ 102.44(a)	129,050

		637,883

Media (0.2%):
325,000	MDC Partners, Inc., 6.50%, 5/1/24, Callable 5/1/19 @ 104.88^(a)	295,750
415,000	Ziggo Bond Finance BV, 5.88%, 1/15/25, Callable 1/15/20 @ 102.94(a)	374,538
120,000	Ziggo Secured Finance BV, 5.50%, 1/15/27, Callable 1/15/22 @ 102.75(a)	107,400

		777,688

Metals & Mining (0.2%):
200,000	BHP Billiton Finance USA, Ltd., 6.25% (USSW5+497 bps), 10/19/75, Callable 10/19/20 @ 100(a)	204,214
456,000	BHP Billiton Finance USA, Ltd., 6.75% (USSW5+509 bps), 10/19/75, Callable 10/20/25 @ 100(a)	472,862
200,000	First Quantum Minerals, Ltd., 7.25%, 5/15/22, Callable 2/11/19 @ 103.63^(a)	185,500
200,000	First Quantum Minerals, Ltd., 6.50%, 3/1/24, Callable 9/1/20 @ 103.25(a)	166,000
95,000	First Quantum Minerals, Ltd., 7.50%, 4/1/25, Callable 4/1/20 @ 105.63^(a)	78,375

		1,106,951

Multi-Utilities (0.0%)†:
243,000	InterGen NV, 7.00%, 6/30/23, Callable 2/11/19 @ 103.5(a)	207,158

Oil, Gas & Consumable Fuels (1.7%):
28,000	Canadian Natural Resources, Ltd., 5.85%, 2/1/35	29,763

See accompanying notes to the financial statements.

14

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Oil, Gas & Consumable Fuels, continued
$362,000	Cenovus Energy, Inc., 4.25%, 4/15/27, Callable 1/15/27 @ 100^	$329,717
135,000	Enbridge, Inc., 4.25%, 12/1/26, Callable 9/1/26 @ 100	133,491
156,000	Enbridge, Inc., 5.50%, 12/1/46, Callable 6/1/46 @ 100^	166,492
230,000	LBC Tank Terminals Holding Netherlands BV, 6.88%, 5/15/23, Callable 2/11/19 @ 103.44(a)	204,700
234,000	Petrobras Global Finance Co., 4.38%, 5/20/23	223,206
1,793,000	Petrobras Global Finance Co., 7.25%, 3/17/44^	1,767,018
97,000	Petroleos Mexicanos, 6.00%, 3/5/20	98,770
1,169,000	Petroleos Mexicanos, 4.88%, 1/18/24^	1,089,508
694,000	Petroleos Mexicanos, 4.50%, 1/23/26^	598,228
566,000	Petroleos Mexicanos, 6.50%, 3/13/27	532,040
696,000	Petroleos Mexicanos, 6.50%, 6/2/41	576,288
563,000	Petroleos Mexicanos, 5.50%, 6/27/44	426,855
673,000	Petroleos Mexicanos, 5.63%, 1/23/46	509,387
2,228,000	Petroleos Mexicanos, 6.75%, 9/21/47	1,842,311
130,000	Teine Energy, Ltd., 6.88%, 9/30/22, Callable 2/11/19 @ 103.44(a)	126,100

		8,653,874

Pharmaceuticals (0.5%):
1,050,000	Actavis Funding SCS, 3.45%, 3/15/22, Callable 1/15/22 @ 100	1,033,245
123,000	Mylan NV, 2.50%, 6/7/19	122,422
459,000	Mylan NV, 3.15%, 6/15/21, Callable 5/15/21 @ 100	448,884
226,000	Mylan NV, 3.95%, 6/15/26, Callable 3/15/26 @ 100	205,979
324,000	Teva Pharmaceuticals Industries, Ltd., 2.20%, 7/21/21	297,825
127,000	Teva Pharmaceuticals Industries, Ltd., 2.80%, 7/21/23^	109,378
120,000	Valeant Pharmaceuticals International, Inc., 5.50%, 3/1/23, Callable 2/11/19 @ 102.75^(a)	109,800
265,000	Valeant Pharmaceuticals International, Inc., 7.00%, 3/15/24, Callable 3/15/20 @ 103.5(a)	267,650
195,000	VRX Escrow Corp., 6.13%, 4/15/25, Callable 4/15/20 @ 103.06^(a)	170,138

		2,765,321

Sovereign Bond (0.4%):
900,000	Dominican Republic, 5.50%, 1/27/25(a)	892,125
150,000	Dominican Republic, 6.00%, 7/19/28(a)	149,625
1,000,000	Republic of Argentina, 5.88%, 1/11/28	718,750
680,000	Republic of Turkey, 7.25%, 12/23/23	699,910

		2,460,410

Thrifts & Mortgage Finance (0.0%)†:
200,000	Corp. Nacional del Cobre, 3.63%, 8/1/27, Callable 5/1/27 @ 100(a)	190,470
200,000	Corp. Nacional del Cobre, 4.50%, 8/1/47, Callable 2/1/47 @ 100(a)	192,852

		383,322

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Tobacco (0.3%):
$462,000	Imperial Tobacco Finance, 3.75%, 7/21/22, Callable 5/21/22 @ 100(a)	$458,280
700,000	Imperial Tobacco Finance, 4.25%, 7/21/25, Callable 4/21/25 @ 100(a)	688,508

		1,146,788

Trading Companies & Distributors (0.6%):
900,000	AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 5.00%, 10/1/21	914,151
1,450,000	AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 4.63%, 7/1/22	1,455,038
100,000	Fly Leasing, Ltd., 6.38%, 10/15/21, Callable 2/11/19 @ 103.19	99,750
240,000	Fly Leasing, Ltd., 5.25%, 10/15/24, Callable 10/15/20 @ 102.63	216,600

		2,685,539

Wireless Telecommunication Services (0.1%):
330,000	Empresa Nacional del Pet, 4.38%, 10/30/24(a)	324,473
200,000	Millicom International Cellular, 6.63%, 10/15/26, Callable 10/15/21 @ 104.97(a)	202,520

		526,993

Total Yankee Dollars (Cost $40,239,538)		37,843,521

Municipal Bonds (0.9%):
California (0.3%):
1,150,000	California State, Build America Bonds, GO, 7.50%, 4/1/34	1,618,984

Illinois (0.6%):
3,465,000	Chicago Illinois, Taxable Project, Build America Bonds, GO, Series B, 5.43%, 1/1/42	3,304,345

Total Municipal Bonds (Cost $5,013,684)		4,923,329

U.S. Government Agency Mortgages (15.9%):
Federal National Mortgage Association (8.4%)
1,000,000	2.50%, 1/25/32, TBA	976,582
3,200,000	3.50%, 1/25/32, TBA	3,238,437
139,808	3.50%, 8/1/33, Pool #AL4227	141,955
765,116	6.00%, 5/1/36, Pool #745512	834,714
367,591	6.00%, 7/1/39, Pool #BF0030	404,896
43,160	3.50%, 12/1/40, Pool #AH1556	43,497
19,276	3.50%, 6/1/42, Pool #AO6387	19,427
564,387	3.00%, 9/1/42, Pool #AB6126	555,272
773,329	3.00%, 10/1/42, Pool #AB6504	760,480
458,638	3.00%, 10/1/42, Pool #AB6509	451,231
39,869	3.50%, 11/1/42, Pool #MA1236	40,230
1,774,264	3.50%, 11/1/42, Pool# AL2866	1,787,055
798,025	3.00%, 11/1/42, Pool #AB6976	784,765
305,235	3.00%, 12/1/42, Pool #AB7282	300,235
1,393,512	3.00%, 1/1/43, Pool #AB7586	1,370,217
360,474	3.00%, 2/1/43, Pool# AT0223	354,361
18,978	3.50%, 3/1/43, Pool #AB8733	19,126
20,160	3.50%, 3/1/43, Pool #AR4461	20,317
58,302	3.50%, 7/1/43, Pool #AT8975	58,757

See accompanying notes to the financial statements.

15

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$77,858	3.50%, 11/1/43, Pool #AL9612	$78,465
844,374	4.50%, 3/1/44, Pool #AV0957	879,204
983,303	4.50%, 7/1/44, Pool #AS3062	1,023,859
350,271	4.50%, 10/1/44, Pool #AV8856	364,266
388,922	4.50%, 12/1/44, Pool #AS4176	403,307
119,036	3.50%, 2/1/45, Pool #BM1014	119,965
182,906	4.00%, 5/1/45, Pool #AZ1207	186,706
269,396	4.00%, 6/1/45, Pool #AY8126	274,951
475,938	4.00%, 6/1/45, Pool #AY8096	485,899
713,862	3.50%, 7/1/45, Pool #AZ0814	716,451
481,312	3.50%, 8/1/45, Pool #AY8424	483,033
547,002	4.50%, 12/1/45, Pool #BA6997	566,515
86,949	4.00%, 12/1/45, Pool #AS6352	88,841
36,084	4.50%, 1/1/46, Pool #AY3890	37,653
300,977	4.00%, 2/1/46, Pool #BC1578	307,106
40,322	4.00%, 2/1/46, Pool # BC2310	41,413
311,235	3.50%, 3/1/46, Pool# BM4621	313,953
11,873	4.50%, 3/1/46, Pool #BC0287	12,309
647,088	4.00%, 4/1/46, Pool #AL8468	665,981
81,447	4.00%, 4/1/46, Pool #AS7024	83,191
26,370	4.00%, 5/1/46, Pool # BD0975	27,044
232,314	4.00%, 5/1/46, Pool # BC0909	238,428
595,912	4.00%, 6/1/46, Pool #AL9282	607,987
19,833	4.00%, 6/1/46, Pool # BD3862	20,348
147,513	4.50%, 6/1/46, Pool #BD1238	154,204
461,389	3.50%, 7/1/46, Pool #BC6149	462,634
616,758	3.50%, 7/1/46, Pool #AL9515	618,486
231,753	4.00%, 7/1/46, Pool # BC1443	237,765
25,559	4.00%, 7/1/46, Pool # BD3861	26,211
241,312	4.00%, 8/1/46, Pool # BC1497	247,482
29,261	3.50%, 8/1/46, Pool #BD5247	29,338
120,099	3.00%, 8/1/46, Pool #AS8320	117,131
17,386	3.50%, 9/1/46, Pool #BD0711	17,417
47,076	3.50%, 9/1/46, Pool #BD7792	47,200
247,403	4.00%, 9/1/46, Pool # BC2843	253,708
944,224	3.00%, 9/1/46, Pool #AS7844	921,178
99,281	4.00%, 9/1/46, Pool #BD1489	101,256
539,955	3.00%, 10/1/46, Pool #AL9397	526,776
322,637	3.50%, 10/1/46, Pool #AL9285	323,489
210,106	4.00%, 10/1/46, Pool # BC4754	215,465
68,347	4.50%, 10/1/46, Pool #BE1671	71,354
35,642	4.00%, 10/1/46, Pool #BD7599	36,349
1,776,525	3.50%, 10/1/46, Pool #BC4760	1,781,133
74,262	4.50%, 11/1/46, Pool #BE2386	77,529
268,875	3.00%, 11/1/46, Pool# BM3627	264,188
1,093,304	3.00%, 11/1/46, Pool# MA2806	1,066,280
144,070	4.50%, 12/1/46, Pool #BE4488	150,604
377,550	3.00%, 12/1/46, Pool #BE0757	368,242
16,663	4.50%, 12/1/46, Pool #BC9079	17,357
41,185	3.50%, 12/1/46, Pool #BE5877	41,284
652,797	3.50%, 12/1/46, Pool #BC9077	654,457
1,057,081	3.50%, 12/1/46, Pool #BD8504	1,059,768

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$504,566	3.50%, 1/1/47, Pool #BE1526	$505,902
26,540	3.50%, 1/1/47, Pool #BE7834	26,604
91,650	4.50%, 1/1/47, Pool #BE6506	95,779
115,835	4.50%, 1/1/47, Pool #BE7087	121,086
387,462	3.50%, 1/1/47, Pool #AL9776	388,468
398,872	3.50%, 1/1/47, Pool #BE5530	399,639
127,181	4.50%, 2/1/47, Pool #BE8498	132,947
922,635	4.00%, 2/1/47, Pool #AL9779	944,984
198,661	4.50%, 3/1/47, Pool #BE9261	207,667
285,480	2.50%, 4/1/47, Pool #BM3707	269,624
141,808	4.00%, 5/1/47, Pool #BM1277	145,078
142,631	4.50%, 6/1/47, Pool #BE3663	148,575
21,793	4.00%, 6/1/47, Pool #BH4269	22,293
40,148	4.50%, 6/1/47, Pool #BH0561	41,678
24,323	4.50%, 6/1/47, Pool #BE9387	25,337
1,407,088	4.00%, 6/1/47, Pool #BE3702	1,434,842
93,299	4.00%, 7/1/47, Pool #AS9968	95,392
125,654	4.50%, 7/1/47, Pool #BE3749	130,888
741,810	3.50%, 7/1/47, Pool #BM3041	746,250
351,692	4.00%, 7/1/47, Pool #BE9653	358,612
1,987,736	4.00%, 10/1/47, Pool# BH4095	2,026,689
23,424	4.00%, 12/1/47, Pool #BJ2132	23,966
23,068	4.00%, 12/1/47, Pool #BJ4279	23,602
399,632	3.50%, 12/1/47, Pool #CA0854	400,463
438,216	3.50%, 12/1/47, Pool #CA0855	438,787
23,738	4.00%, 2/1/48, Pool #CA1199	24,288
24,697	4.00%, 3/1/48, Pool #BK3214	25,270
24,682	4.00%, 3/1/48, Pool #BK1867	25,255
999,901	4.50%, 3/1/48, Pool# BJ6041	1,036,131
133,437	4.50%, 4/1/48, Pool #BJ5454	138,671
23,385	4.00%, 4/1/48, Pool #BJ8805	23,928
31,804	4.00%, 4/1/48, Pool #CA1545	32,542
23,809	4.00%, 4/1/48, Pool #BK4838	24,362
31,038	4.00%, 4/1/48, Pool #BK3836	31,758
651,141	4.00%, 4/1/48, Pool #BJ9939	665,064
169,090	4.00%, 4/1/48, Pool #BM3700	172,957
23,492	4.00%, 4/1/48, Pool #BK2485	24,038
680,137	4.00%, 4/1/48, Pool # MA3333	695,809
409,307	3.00%, 5/1/48, Pool# BJ6849	399,062
44,555	4.50%, 5/1/48, Pool #BJ5507	46,264
87,692	4.00%, 5/1/48, Pool #BM3877	89,985
24,728	4.00%, 5/1/48, Pool #BK2527	25,303
299,562	4.00%, 9/1/48, Pool# BN0637	305,431
497,073	3.00%, 9/1/48, Pool# MA3479	484,737
998,696	4.00%, 9/1/48, Pool# BN0643	1,018,262
195,846	4.50%, 10/25/48, Pool # BM4548	205,216
996,477	4.00%, 12/1/48, Pool# MA3536	1,015,999

		45,742,198

Federal Home Loan Mortgage Corporation (3.5%)
475,894	3.50%, 3/1/32, Pool #C91403	484,556
1,253,473	3.50%, 7/1/32, Pool #C91467	1,276,294
1,198,013	4.00%, 5/1/37, Pool #C91938	1,235,599

See accompanying notes to the financial statements.

16

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$386,816	5.00%, 2/1/38, Pool #G60365	$410,704
488,822	4.00%, 11/1/40, Pool #A95150	502,054
503,716	3.50%, 1/1/44, Pool #G60271	507,447
1,010,087	3.50%, 1/1/44, Pool #G07922	1,017,579
175,383	4.00%, 2/1/45, Pool # G07949	179,814
154,387	3.50%, 11/1/45, Pool #Q37467	154,911
45,437	4.00%, 4/1/46, Pool #V82292	46,516
17,083	4.00%, 4/1/46, Pool #Q39975	17,477
28,100	3.00%, 6/1/46, Pool #G08710	27,421
308,375	3.50%, 9/1/46, Pool #Q43257	309,103
160,847	3.00%, 11/1/46, Pool #Q44452	156,908
3,411,135	3.00%, 12/1/46, Pool #G08737	3,328,663
20,193	4.50%, 12/1/46, Pool #Q45028	21,022
446,492	3.00%, 12/1/46, Pool #G60989	435,692
19,197	4.50%, 1/1/47, Pool #Q45635	19,985
694,289	3.00%, 1/1/47, Pool #G08741	676,899
46,172	4.50%, 2/1/47, Pool #Q46222	48,071
89,303	4.50%, 5/1/47, Pool #Q48095	92,974
101,016	4.50%, 5/1/47, Pool #Q47935	105,169
39,816	4.50%, 5/1/47, Pool #Q47942	41,459
681,246	4.00%, 6/1/47, Pool #G08767	695,116
801,942	4.00%, 6/1/47, Pool #Q48877	821,600
109,040	4.50%, 6/1/47, Pool #Q48759	113,538
83,070	4.50%, 7/1/47, Pool #Q49393	86,496
919,601	4.00%, 7/1/47, Pool #G08771	938,818
615,872	3.50%, 10/1/47, Pool #G08784	615,887
456,028	3.50%, 11/1/47, Pool #Q52086	456,128
2,397,898	3.50%, 12/1/47, Pool #V83817	2,397,425
189,280	4.50%, 12/1/47, Pool #Q53017	196,624
44,477	3.50%, 12/1/47, Pool #Q53293	44,468
325,519	4.00%, 12/1/47, Pool #G61305	332,001
77,140	4.00%, 1/1/48, Pool #V83906	78,670
26,098	4.50%, 1/1/48, Pool #Q53730	27,110
200,000	4.50%, 1/15/48, TBA	207,018
21,262	4.00%, 2/1/48, Pool #Q54499	21,728
70,627	4.00%, 2/1/48, Pool #V83994	72,028
89,073	4.00%, 2/1/48, Pool #G61343	90,869
189,322	4.50%, 4/1/48, Pool #Q55724	196,677
130,762	4.50%, 4/1/48, Pool #Q55500	135,884
160,275	4.50%, 4/1/48, Pool #Q55660	166,502
289,356	4.50%, 5/1/48, Pool #Q55839	300,596
423,681	4.00%, 5/1/48, Pool #Q55992	433,543

		19,525,043

Government National Mortgage Association (4.0%)
146,403	4.00%, 8/15/41, Pool #430354	150,947
1,673,035	4.00%, 1/20/42, Pool #5280	1,728,013
26,939	4.00%, 11/20/42, Pool #AB9233	27,855
401,835	3.00%, 12/20/42, Pool #AA5872	397,666
3,553,902	3.50%, 1/20/43, Pool #MA0699	3,594,387
60,570	3.50%, 3/20/43, Pool #AD8884	61,278
262,051	3.00%, 3/20/43, Pool #AA6146	259,412
109,748	3.00%, 3/20/43, Pool #AD8812	108,676

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$23,964	3.50%, 4/20/43, Pool #AB9891	$24,276
63,931	3.50%, 4/20/43, Pool #AD9075	64,717
349,097	3.50%, 6/20/46, Pool #MA3736	351,675
89,663	3.50%, 7/20/46, Pool #MA3803	90,298
596,059	3.00%, 7/20/46, Pool #MA3802	587,941
815,871	3.00%, 9/20/46, Pool #MA3936	805,007
164,038	3.00%, 11/20/46, Pool #MA4068	161,702
1,026,573	3.00%, 12/20/46, Pool #MA4126	1,011,798
305,975	4.00%, 1/15/47, Pool #AX5857	314,345
314,416	4.00%, 1/15/47, Pool #AX5831	322,374
2,099,776	3.00%, 1/20/47, Pool #MA4195	2,069,453
250,415	3.00%, 2/20/47, Pool #MA4261	246,795
219,391	4.00%, 4/20/47, Pool #784304	225,015
189,894	4.00%, 4/20/47, Pool #784303	194,742
156,258	4.00%, 5/20/47, Pool #MA4452	160,103
166,049	4.00%, 7/20/47, Pool #MA4587	170,182
47,468	3.50%, 7/20/47, Pool #MA4586	47,784
4,529,801	3.50%, 9/20/47, Pool #MA4719	4,559,884
379,238	3.50%, 1/20/48, Pool #MA4962	381,757
2,400,000	4.50%, 2/20/48, TBA	2,480,391

		20,598,473

Total U.S. Government Agency Mortgages (Cost $87,066,220)		85,865,714

U.S. Treasury Obligations (15.0%):
U.S. Treasury Inflation Index Bonds (1.5%)
1,551,564	1.38%, 2/15/44	1,601,836
6,708,278	0.75%, 2/15/45^	5,997,662
453,564	1.00%, 2/15/46	429,993

		8,029,491

U.S. Treasury Bonds (2.2%)
2,197,000	3.00%, 5/15/47	2,187,560
1,347,000	2.75%, 11/15/47	1,274,546
8,102,000	3.38%, 11/15/48^	8,664,075

		12,126,181

U.S. Treasury Inflation Index Notes (3.0%)
2,389,334	0.25%, 1/15/25	2,288,117
5,321,100	0.63%, 1/15/26	5,179,704
3,512,950	0.13%, 7/15/26^	3,298,244
5,531,646	0.38%, 7/15/27	5,247,899

		16,013,964

U.S. Treasury Notes (8.3%)
3,824,000	1.75%, 12/31/20^	3,769,478
1,851,000	1.25%, 3/31/21	1,801,833
910,000	1.38%, 4/30/21	887,534
8,364,000	1.13%, 9/30/21^	8,067,013
4,686,000	2.00%, 12/31/21	4,621,934
1,431,000	1.75%, 6/30/22^	1,396,343
15,386,000	1.88%, 7/31/22	15,066,860
4,764,000	1.88%, 9/30/22	4,660,346
2,314,000	2.25%, 12/31/24	2,273,505
2,068,000	2.25%, 11/15/27	1,997,640

		44,542,486

See accompanying notes to the financial statements.

17

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
U.S. Treasury Obligations, continued
U.S. Treasury Bills (0.0%)
$46,000	0.75%, 1/3/19(c)	$45,997

Total U.S. Treasury Obligations (Cost $83,219,230)		80,758,119

Unaffiliated Investment Company (1.4%):
7,136,632	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 2.20%(c)	7,136,632

Total Unaffiliated Investment Company (Cost $7,136,632)		7,136,632

Short-Term Securities Held as Collateral for Securities on Loan (11.7%)(d)
Floating Rate Notes (3.6%)
803,000	Australia & New Zealand Banking Group, 2.61%, 4/15/19	803,000
900,000	Bank of Nova Scotia, 2.83%, 2/21/19	900,000
820,000	Bank of Nova Scotia, 2.76%, 5/16/19	820,000
921,000	Bedford Row Funding, 2.82%, 5/23/19	921,000
850,000	Bedford Row Funding, 2.72%, 8/15/19	850,000
856,000	BNP Paribas, 2.86%, 4/22/19	856,000
1,085,000	BNP Paribas, 2.88%, 6/4/19	1,085,000
1,000,000	Canadian Imperial Bank of Commerce, 2.59%, 1/11/19	1,000,000
1,292,000	Commonwealth Bank of Australia, 2.68%, 5/3/19	1,292,043
900,000	Commonwealth Bank of Australia, 2.87%, 6/7/19	900,000
800,000	Credit Agricole CIB, 2.75%, 4/23/19	800,000
800,000	DNB Bank ASA, 2.57%, 4/24/19	800,000
821,000	Lloyds Bank plc, 2.67%, 5/8/19	821,000
800,000	Mizuho Bank, Ltd., 2.64%, 5/2/19	800,000
861,000	Natixis SA, 2.63%, 5/2/19	861,000
882,000	Societe Generale SA, 2.69%, 5/9/19	882,000
800,000	Sumitomo Mitsui Banking Corp., 2.68%, 5/8/19	800,000
800,000	Toyota Motor Credit Corp., 2.69%, 11/14/19	800,429

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Short-Term Securities Held as Collateral for Securities on Loan, continued
Floating Rate Notes, continued
$839,000	UBS AG, 2.77%, 8/9/19	$839,000
800,000	US Bank NA, 2.76%, 7/23/19	800,000
800,000	Wells Fargo Bank NA, 2.82%, 2/20/19	800,000
900,000	Wells Fargo Bank NA, 2.82%, 10/23/19	900,000

		19,330,472

Repurchase Agreements (3.0%)
1,939,058	BNP Paribas SA, 2.54%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $1,939,332, Collateralized by U.S. Treasury Obligations and Corporate Debt Securities, 0.00% - 7.55%, 1/17/19 - 9/15/56, fair value of $2,024,815	1,939,058
14,132,617	RBC Dominion Securities Inc., 3.02%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $14,134,988, Collateralized by U.S. Government Agency Obligations, 3.00% - 7.00%, 10/1/25 - 10/20/48, fair value of $14,415,269	14,132,617

		16,071,675

Time Deposits (0.2%)
900,000	Societe Generale SA, 2.40%, 1/2/19	900,000

Miscellaneous Investments (4.9%)
26,553,023	Short-Term Investments(e)	26,553,023

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $62,855,170)		62,855,170

Total Investment Securities (Cost $609,170,969) — 112.4%(f)		606,245,135
Net other assets (liabilities) — (12.4)%		(66,889,950)

Net Assets — 100.0%		$539,355,185

Percentages indicated are based on net assets as of December 31, 2018.

GO—General Obligation

LIBOR—London Interbank Offered Rate

LIBOR01M—1 Month US Dollar LIBOR

MTN—Medium Term Note

TBA—To Be Announced Security

US0003M—3 Month US Dollar LIBOR

USSW5—USD 5 Year Swap Rate

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2018. The total value of securities on loan as of December 31, 2018, was $60,619,360.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.
†	Represents less than 0.05%.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at December 31, 2018.

(c)	The rate represents the effective yield at December 31, 2018.

(d)

Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(e)

Represents various short-term investments purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

18

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2018

Securities Sold Short (-0.7%):

At December 31, 2018, the Fund’s securities sold short were as follows:

Security Description	Coupon Rate	Maturity Date	Par Amount	Proceeds Received	Fair Value

U.S. Government Agency Mortgages Federal National Mortgage Association
Federal National Mortgage Association, TBA	3.50%	1/25/49	$(850,000)	$(844,765)	$(849,850)
Federal National Mortgage Association, TBA	4.00%	1/25/49	(2,000,000)	(2,019,570)	(2,038,750)
Federal National Mortgage Association, TBA	4.50%	1/25/49	(925,000)	(955,020)	(957,827)

				$(3,819,355)	$(3,846,427)

Futures Contracts

Cash of $104,479 has been segregated to cover margin requirements for the following open contracts as of December 31, 2018:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/15/19	25	$3,131,500	$(113,158)

				$(113,158)

See accompanying notes to the financial statements.

19

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investment securities, at cost	$609,170,969

Investment securities, at value(a)	$606,245,135
Cash	231,959
Segregated cash for collateral	104,479
Interest and dividends receivable	2,888,328
Receivable for investments sold	9,816,321
Receivable for variation margin on futures contracts	24,000
Reclaims receivable	155,613
Prepaid expenses	6,731

Total Assets	619,472,566

Liabilities:
Foreign currency, at value (cost $92)	92
Payable for investments purchased	12,859,787
Payable for capital shares redeemed	226,927
Payable for collateral received on loaned securities	62,855,170
Securities sold short (Proceeds received $3,819,355)	3,846,427
Manager fees payable	187,023
Administration fees payable	10,073
Distribution fees payable	115,962
Custodian fees payable	1,744
Administrative and compliance services fees payable	1,235
Transfer agent fees payable	304
Trustee fees payable	473
Other accrued liabilities	12,164

Total Liabilities	80,117,381

Net Assets	$539,355,185

Net Assets Consist of:
Paid in capital	$508,292,789
Total distributable earnings	31,062,396

Net Assets	$539,355,185

Shares of beneficial interest (unlimited number of shares authorized, no par value)	43,979,249
Net Asset Value (offering and redemption price per share)	$12.26

(a)	Includes securities on loan of $60,619,360.

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Interest	$11,932,468
Dividends	5,294,013
Income from securities lending	266,039
Foreign withholding tax	(76,674)

Total Investment Income	17,415,846

Expenses:
Manager fees	4,141,072
Administration fees	219,340
Distribution fees	1,478,950
Custodian fees	29,852
Administrative and compliance services fees	8,931
Transfer agent fees	5,291
Trustee fees	26,020
Professional fees	26,084
Shareholder reports	15,528
Other expenses	11,742

Total expenses before reductions	5,962,810
Less expenses voluntarily waived/reimbursed by the Manager	(1,478,950)
Less expenses contractually waived/reimbursed by the Manager	(287,302)

Net expenses	4,196,558

Net Investment Income/(Loss)	13,219,288

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities transactions and foreign currencies	22,212,266
Net realized gains/(losses) on futures contracts	(697,763)
Net realized gains/(losses) on securities sold short	49,028
Change in net unrealized appreciation/depreciation on investments and foreign currencies	(44,986,344)
Change in net unrealized appreciation/depreciation on futures contracts	(152,306)
Change in net unrealized appreciation/depreciation on securities sold short	(27,072)

Net realized and Change in net unrealized gains/losses on investments	(23,602,191)

Change in Net Assets Resulting From Operations	$(10,382,903)

See accompanying notes to the financial statements.

20

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$13,219,288	$13,232,000
Net realized gains/(losses) on investments	21,563,531	22,009,963
Change in unrealized appreciation/depreciation on investments	(45,165,722)	32,662,848

Change in net assets resulting from operations	(10,382,903)	67,904,811

Distributions to Shareholders:(a)
Distributions	(35,700,076)	(21,250,085)

Change in net assets resulting from distributions to shareholders	(35,700,076)	(21,250,085)

Capital Transactions:
Proceeds from shares issued	12,053,647	3,203,380
Proceeds from dividends reinvested	35,700,076	21,250,085
Value of shares redeemed	(89,690,641)	(101,460,476)

Change in net assets resulting from capital transactions	(41,936,918)	(77,007,011)

Change in net assets	(88,019,897)	(30,352,285)
Net Assets:(a)
Beginning of period	627,375,082	657,727,367

End of period	$539,355,185	$627,375,082

Share Transactions:
Shares issued	913,011	243,838
Dividends reinvested	2,826,609	1,649,851
Shares redeemed	(6,745,825)	(7,827,925)

Change in shares	(3,006,205)	(5,934,236)

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in Notes to the Financial Statements.

See accompanying notes to the financial statements.

21

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2018	2017	2016		2015	2014

Net Asset Value, Beginning of Period	$13.35	$12.43	$12.06		$13.72	$13.86

Investment Activities:
Net Investment Income/(Loss)	0.34	0.28	0.34		0.32	0.32
Net Realized and Unrealized Gains/(Losses) on Investments	(0.58)	1.09	0.44		(1.07)	(0.01)

Total from Investment Activities	(0.24)	1.37	0.78		(0.75)	0.31

Distributions to Shareholders From:
Net Investment Income	(0.32)	—	(0.18)		(0.56)	(0.22)
Net Realized Gains	(0.53)	(0.45)	(0.23)		(0.35)	(0.23)

Total Dividends	(0.85)	(0.45)	(0.41)		(0.91)	(0.45)

Net Asset Value, End of Period	$12.26	$13.35	$12.43		$12.06	$13.72

Total Return(a)	(2.02)%	11.12%	6.52%		(5.46)%	2.14%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$539,355	$627,375	$657,727		$735,431	$795,513
Net Investment Income/(Loss)	2.24%	2.06%	2.48%		2.31%	2.51%
Expenses Before Reductions(b)	1.01%	1.00%	1.04%		1.04%	1.04%
Expenses Net of Reductions	0.71%	0.71%	0.97%		1.04%	1.04%
Portfolio Turnover Rate	66%	82%	148	%(c)	35%	23%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)

Effective October 14, 2016, the investment strategy of the Fund changed. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in investment strategy contributed to higher portfolio turnover rate for the period ended December 31, 2016 as compared to prior years.

See accompanying notes to the financial statements.

22

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 22 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Fidelity Institutional Asset Management Multi-Strategy Fund (formerly, AZL Pyramis® Multi-Strategy Fund) (the “Fund”), and 21 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Floating Rate Loans

The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. These loans are made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates are variable and are tied to a benchmark lending rate. Loans involve a risk of loss in case of default or insolvency of the financial intermediaries who are parties to the transactions. A Fund records an investment when the borrower withdraws money and records the interest as earned.

Structured Notes

The Fund may invest in structured notes, the values of which are based on the price movements of a reference security or index. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

23

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2018

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When the Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2018 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested in short-term investments that have a remaining maturity of 397 days or less, similar to investments held in compliance with Rule 2a-7 under the 1940 Act. Included in short-term investments may be investments in overnight repurchase agreements that are collateralized at 102% with securities issued by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government, or other approved issuers. The securities purchased with cash collateral received are reflected in the Fund’s Schedule of Portfolio Investments under Short-Term Securities Held as Collateral for Securities on Loan. Short-term securities held as collateral for securities on loan are valued at amortized cost which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security. These are typically categorized as Level 2 in the fair value hierarchy, as defined in Note 4. Income earned on these investments is included in “Income from securities lending” on the Statement of Operations.

The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $26,220 during the year ended December 31, 2018. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $62,850,408 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2018. At December 31, 2018, there were no master netting provisions in the securities lending agreement.

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be

24

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2018

delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2018, no collateral had been posted by the Fund to counterparties for TBAs.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for these contracts was $3.8 million for the year ended December 31, 2018. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$113,158

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$(697,763)	$(152,306)

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management does not believe that adoption of ASU 2017-08 will materially impact the Fund’s financial statements.

25

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2018

In August 2018, FASB issued ASU No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017

Distributions to Shareholders:
From net investment income	$—
From net realized gains	(21,250,085)

Change in net assets resulting from distributions to shareholders	$(21,250,085)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained two independent money management organizations (the “Subadviser”), FIAM LLC (“FIAM”) and Geode Capital Management, LLC (“Geode”) to make investment decisions on behalf of the Fund. Pursuant to subadvisory agreements with the Manager and FIAM, and the Manager and Geode provide investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2020.

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	0.70%	0.71%

*	The Manager voluntarily reduced the management fee to 0.45% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

At December 31, 2018, the contractual reimbursements subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2019	Expires 12/31/2020	Expires 12/31/2021	Expires Total

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$134,642	$268,430	$287,302	$690,374

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

26

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2018

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $4,524 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2018, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$220,319,931	$—	$220,319,931
Asset Backed Securities	—	4,200,716	4,200,716
Collateralized Mortgage Obligations	—	7,417,669	7,417,669
Corporate Bonds+	—	94,924,289	94,924,289
Foreign Bond	—	45	45
Yankee Dollars+	—	37,843,521	37,843,521
Municipal Bonds	—	4,923,329	4,923,329
U.S. Government Agency Mortgages	—	85,865,714	85,865,714

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AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2018

Investment Securities:	Level 1	Level 2	Total

U.S. Treasury Obligations	$—	$80,758,119	$80,758,119
Short-Term Securities Held as Collateral for Securities on Loan	—	62,855,170	62,855,170
Unaffiliated Investment Company	7,136,632	—	7,136,632

Total Investment Securities	227,456,563	378,788,572	606,245,135

Securities Sold Short	—	(3,846,477)	(3,846,477)
Other Financial Instruments:*
Futures Contracts	(113,158)	—	(113,158)

Total Investments	$227,343,405	$374,942,095	$602,285,500

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$384,049,618	$443,232,796

For the year ended December 31, 2018, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$91,100,098	$134,048,036

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Mortgage-Related and Other Asset-Backed Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Short Sale Risk: The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the

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AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2018

Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $606,846,582. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$21,242,407
Unrealized (depreciation)	(25,690,281)

Net unrealized appreciation/(depreciation)	$(4,447,874)

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$24,240,658	$11,459,418	$35,700,076

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$21,250,085	$—	$21,250,085

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$15,385,962	$20,111,017	$—	$(4,434,583)	$31,062,396

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 95% of the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Fidelity Institutional Asset Management Multi-Strategy Fund (formerly known as AZL Pyramis Multi-Strategy Fund) (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, 22.19% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2018, the Fund declared net short-term capital gain distributions of $10,896,207.

During the year ended December 31, 2018, the Fund declared net long-term capital gain distributions of $11,459,418.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Agreements were approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the

33

Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the one-year period ended June 30, 2018, eight Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2018, 10 Funds were in the top 40%, three were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2018, five Funds were in the top 40%, three were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, the AZL Russell 1000 Value Index Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund, respectively, on September 12, 2018, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers.

For the AZL Russell 1000 Value Index Fund, the Board understood that the peer groups utilized for performance ranking by Lipper include both active and passive funds. The Board also understood that an index fund’s performance generally should be judged based upon how closely the Fund’s performance matches the performance of the Fund’s benchmark index. The Board quarterly receives information regarding index attribution (performance versus benchmark index) for the AZL Russell 1000 Value Index Fund, and the Board found the performance of the Fund by that measure to be satisfactory. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 22 Funds reviewed by the Board in the fall of 2018, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 22 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); (2) for the AZL BlackRock Global Allocation Fund, the AZL Enhanced Bond Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, although the management fee ranked below the 65th percentile, the Manager proposed increasing the temporary management fee waiver by one basis point due to lower subadvisory fees negotiated by the Manager; and (4) for the AZL Russell 1000 Value Index Fund, the AZL Russell 1000 Growth Fund, and the AZL MetWest Total Return Bond Fund, the Manager recommended increasing a temporary management fee waiver by one basis point for the Russell Funds and by five basis points for the MetWest Fund. Increasing the temporary management fee waivers effectively decreases the management fee paid by a fund.

34

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2017, were approximately $17.4 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for four Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

35

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

36

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

37

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL® Fidelity Institutional Asset Management

Total Bond Fund

(formerly known as AZL® Pyramis® Total Bond Fund)

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Fidelity Institutional Asset Management Total Bond Fund Review (Unaudited)

(formerly known as AZL® Pyramis® Total Bond Fund)

Allianz Investment Management LLC serves as the Manager for the AZL® Fidelity Institutional Asset Management Total Bond Fund and FIAM LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® Fidelity Institutional Asset Management Total Bond Fund (Class 2 Shares) (the “Fund”) returned -1.25%. That compared to a 0.01% total return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1.

The Fund’s subadviser’s name changed during the period from Pyramis to FIAM (Fidelity Institutional Asset Management). As a result, the Fund’s name was changed to the AZL® FIAM Total Bond Fund.

The U.S. fixed income market was marked by rising yields and the Federal Reserve Board’s (the Fed) tightening of monetary policy. The Fed raised short-term interest rates four times during the period, ending at a target range of 2.25% to 2.50%. Yields rose due to a combination of Fed moves and stronger economic growth, and higher yields pushed down bond prices. That muted bond returns during much of the period, and a flattening yield curve brought the gap between short- and long-term Treasury yields closer together. However, an uptick in stock market volatility late in the period drove investors toward relative safe investments such as Treasury bonds. That demand pushed yields lower and prices higher.

Exposure to U.S. Treasury securities and mortgage-backed securities were the primary contributors to absolute performance.*

The Fund underperformed its benchmark in a market characterized by higher interest rates and wider spreads across most non-U.S. Treasury sectors. Exposure to high-yield bonds detracted from relative results, as did an overweight to investment-grade credits in the banking sector. An off-benchmark allocation to Treasury Inflation-Protected Securities also hurt relative returns as inflation expectations declined late in the period.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Fidelity Institutional Asset Management Total Bond Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek a high level of current income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

Investment Concerns
Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near future, which may increase the Fund’s exposure to risks related to rising rates.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

	Inception Date	1 Year	3 Year	5 Year	Since Inception
AZL® Fidelity Institutional Asset Management Total Bond Fund (Class 1 Shares)	10/28/16	-1.00%	—	—	0.51%
AZL® Fidelity Institutional Asset Management Total Bond Fund (Class 2 Shares)	9/5/12	-1.25%	2.80%	2.56%	1.75%
Bloomberg Barclays U.S. Aggregate Bond Index	9/5/12	0.01%	2.06%	2.52%	1.73%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Fidelity Institutional Asset Management Total Bond Fund (Class 1 Shares)	0.57%
AZL® Fidelity Institutional Asset Management Total Bond Fund (Class 2 Shares)	0.82%

The above expense ratios are based on the current Fund prospectus dated May 1, 2018. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses such as interest expense and acquired fund fees and expenses to 0.70% for Class 1 Shares and 0.95% for Class 2 Shares through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in other investment companies. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.56% and 0.81% for Class 1 Shares and Class 2 Shares, respectively.

The Fund’s performance is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Fidelity Institutional Asset Management Total Bond Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Fidelity Institutional Asset Management Total Bond Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL Fidelity Institutional Asset Management Total Bond Fund	$1,000.00	$1,003.10	$4.09	0.81%

AZL Fidelity Institutional Asset Management Total Bond Fund	$1,000.00	$1,005.10	$2.83	0.56%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL Fidelity Institutional Asset Management Total Bond Fund	$1,000.00	$1,021.12	$4.13	0.81%

AZL Fidelity Institutional Asset Management Total Bond Fund	$1,000.00	$1,022.38	$2.86	0.56%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Corporate Bonds	30.0%

U.S. Government Agency Mortgages	27.0

U.S. Treasury Obligations	27.1

Yankee Dollars	11.3

Short-Term Securities Held as Collateral for Securities on Loan	6.9

Collateralized Mortgage Obligations	2.6

Municipal Bonds	1.7

Money Markets	1.4

Asset Backed Securities	1.3

Common Stocks	— ^

Warrants	— ^

Total Investment Securities	109.3

Net other assets (liabilities)	(9.3)

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2018

Shares or Principal Amount		Fair Value
Common Stock (0.0%)†:
Oil, Gas & Consumable Fuels (0.0%)†:
13	Midstates Petroleum Co., Inc.*	$98

Total Common Stock (Cost $–)		98

Warrant (0.0%)†:
Oil, Gas & Consumable Fuels (0.0%)†:
3,841	Midstates Petroleum Co., Inc., 4/21/20	38

Total Warrant (Cost $8,435)		38

Asset Backed Securities (1.3%):
$2,301,736	Aaset Trust, Class A, Series 2017-1A, 3.97%, 5/16/42(b)	2,297,775
398,838	Aaset Trust, Class A, Series 2018-1A, 3.84%, 1/16/38(b)	400,250
190,104	Blackbird Capital Aircraft, Class AA, Series 2016-1A, 2.49%, 12/16/41, Callable 12/15/24 @ 100(b)(c)	185,961
713,849	Blackbird Capital Aircraft, Class A, Series 2016-1A, 4.21%, 12/16/41, Callable 12/15/24 @ 100(b)(c)	727,002
596,902	Castlelake Aircraft Securitization Trust, Class A, Series 2018-1A, 4.13%, 6/15/43(b)	606,313
13,917	Countrywide Asset-Backed Certificates Trust, Class AF5, Series 2004-7, 4.78%, 1/25/35, Callable 1/25/19 @ 100(c)	13,960
337,590	DB Master Finance LLC, Class A2I, Series 2017-1A, 3.63%, 11/20/47, Callable 11/20/21 @ 100(b)	326,186
567,270	DB Master Finance LLC, Class A2II, Series 2017-1A, 4.03%, 11/20/47, Callable 11/20/23 @ 100(b)	547,915
256,000	Horizon Aircraft Finance I, Ltd., Class A, Series 2018-1, 4.46%, 12/15/38(b)	260,948
522,222	Thunderbolt Aircraft Lease, Ltd., Class A, Series 2017-A, 4.21%, 5/17/32, Callable 4/15/24 @ 100(b)(c)	530,307
602,054	Thunderbolt II Aircraft Lease, Ltd., Class A, Series 2018-A, 4.15%, 9/15/38(b)(c)	607,410

Total Asset Backed Securities (Cost $6,502,760)		6,504,027

Collateralized Mortgage Obligations (2.6%):
871,000	Benchmark Mortgage Trust, Class A5, Series 2018-B8, 4.23%, 1/15/52	905,258
208,689	BX Commercial Mortgage Trust, Class F, Series 2018-IND, 4.26%(LIBOR01M+180bps), 11/15/35(b)	206,342
170,000	BX Trust, Class D, Series 2018-EXCL, 5.08%(LIBOR01M+263bps), 9/15/20(b)	167,148
282,000	Citigroup Commercial Mortgage Trust, Class A4, Series 2018-C6, 4.41%, 11/10/51	299,783
232,000	CSAIL Commercial Mortgage Trust, Class A4, Series 2018-C14, 4.42%, 11/15/51	244,176
1,384,000	CSMC Trust, Class D, Series 2017-PFHP, 4.71%(US0001M+225bps), 12/15/30(b)	1,373,448
309,000	CSMC Trust, Class A, Series 18, 4.28%, 12/1/99(b)	315,179
100,000	CSMC Trust, Class B, Series 18, 4.53%, 12/1/99(b)	102,000
100,000	CSMC Trust, Class C, Series 18, 4.78%, 12/1/99(b)	101,141
128,000	CSMC Trust, Class D, Series 18, 4.78%, 12/1/99(b)	126,518
2,000,000	GAHR Commercial Mortgage Trust, Class BFX, Series 2015-NRF, 3.38%, 12/15/34(b)(c)	1,990,984
390,000	GAHR Commercial Mortgage Trust, Class CFX, Series 2015-NRF, 3.38%, 12/15/34(b)	386,626

Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$2,930,000	GAHR Commercial Mortgage Trust, Class DFX, Series 2015-NRF, 3.38%, 12/15/34(b)(c)	$2,892,320
63,000	JPMorgan Chase Commercial Mortgage Securities Trust, Class CFX, Series 2018-WPT, 4.95%, 7/5/23(b)	65,087
97,000	JPMorgan Chase Commercial Mortgage Securities Trust, Class DFX, Series 2018-WPT, 5.35%, 7/5/23(b)	99,973
133,000	JPMorgan Chase Commercial Mortgage Securities Trust, Class EFX, Series 2018-WPT, 5.54%, 7/5/23(b)	135,149
872,000	Morgan Stanley Capital I Trust, Class A4, Series 2018-H4, 4.31%, 12/15/51	909,625
375,000	Morgan Stanley Capital I Trust, Class B, Series 2018-BOP, 3.71%(LIBOR01M+125bps), 6/15/35(b)	374,653
904,000	Morgan Stanley Capital I Trust, Class C, Series 2018-BOP, 3.96%(LIBOR01M+150bps), 6/15/35(b)	902,409
475,756	MSCG Trust, Class A, Series 2016-SNR, 3.35%, 11/15/34(b)(c)	463,590
199,750	MSCG Trust, Class B, Series 2016-SNR, 4.18%, 11/15/34(b)	196,144
140,250	MSCG Trust, Class C, Series 2016-SNR, 5.21%, 11/15/34(b)	138,711
658,000	Wells Fargo Commercial Mortgage Trust, Class A5, Series 2018-C48, 4.30%, 1/15/52	686,465

Total Collateralized Mortgage Obligations (Cost $13,199,936)		13,082,729

Corporate Bonds (30.0%):
Aerospace & Defense (0.2%):
365,000	BBA US Holdings, Inc., 5.38%, 5/1/26, Callable 5/1/21 @ 102.69^(b)	345,834
315,000	BWX Technologies, Inc., 5.38%, 7/15/26, Callable 7/15/21 @ 102.69^(b)	303,093
250,000	TransDigm, Inc., 6.50%, 7/15/24, Callable 7/15/19 @ 103.25	243,125

		892,052

Banks (2.9%):
656,000	Bank of America Corp., 4.20%, 8/26/24	650,621
612,000	Bank of America Corp., Series L, 3.95%, 4/21/25^	592,988
128,000	Bank of America Corp., Series G, 4.45%, 3/3/26	126,540
690,000	Bank of America Corp., 3.50%, 4/19/26	664,012
593,000	Bank of America Corp., 4.25%, 10/22/26	576,751
811,000	Bank of America Corp., 3.42%(US0003M+104bps), 12/20/28, Callable 12/20/27 @ 100	757,595
250,000	Bank of America Corp., 6.10%(US0003M+390bps), 12/29/49, Callable 3/17/25 @ 100	246,250
75,000	Bank of America Corp., 6.25%(US0003M+371bps), 12/31/49, Callable 9/5/24 @ 100	74,100
360,000	Bank of America Corp., 5.20%(US0003M+314bps), 12/31/99, Callable 6/1/23 @ 100^	346,644
755,000	CIT Group, Inc., 6.13%, 3/9/28^	751,225
1,090,000	Citigroup, Inc., 4.05%, 7/30/22	1,094,955
1,642,000	Citigroup, Inc., 4.30%, 11/20/26	1,578,982
250,000	Citizens Bank NA/RI, 2.55%, 5/13/21, Callable 4/13/21 @ 100	244,520
253,000	Citizens Bank of Rhode Island, 2.50%, 3/14/19, Callable 2/14/19 @ 100, MTN	252,759
290,000	Comstock Escrow Corp., 9.75%, 8/15/26, Callable 8/15/21 @ 107.31^(b)	245,050
2,994,000	JPMorgan Chase & Co., 3.88%, 9/10/24	2,946,022

See accompanying notes to the financial statements.

4

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Corporate Bonds, continued
Banks, continued
$759,000	JPMorgan Chase & Co., 2.95%, 10/1/26, Callable 7/1/26 @ 100	$700,958
1,109,000	JPMorgan Chase & Co., 4.13%, 12/15/26	1,082,030
400,000	JPMorgan Chase & Co., 4.45%(US0003M+133bps), 12/5/29, Callable 12/5/28 @ 100	406,858
500,000	Regions Bank, 6.45%, 6/26/37	585,173
260,000	Regions Financial Corp., 3.20%, 2/8/21, Callable 1/8/21 @ 100	258,337
290,000	Wells Fargo & Co., Series S, 5.90%(US0003M+311bps), 12/31/49, Callable 6/15/24 @ 100	276,298

		14,458,668

Beverages (0.6%):
1,481,000	Anheuser-Busch InBev NV, 3.30%, 2/1/23, Callable 12/1/22 @ 100^	1,440,048
1,402,000	Anheuser-Busch InBev NV, 4.70%, 2/1/36, Callable 8/1/35 @ 100	1,300,212
509,000	Anheuser-Busch InBev Worldwide, Inc., 4.75%, 4/15/58, Callable 10/15/57 @ 100	442,946

		3,183,206

Capital Markets (2.1%):
282,000	Affiliated Managers Group, Inc., 4.25%, 2/15/24	287,704
572,000	Affiliated Managers Group, Inc., 3.50%, 8/1/25	555,841
194,000	Goldman Sachs Group, Inc., 6.75%, 10/1/37	219,081
596,000	Goldman Sachs Group, Inc.(The), 2.88%(US0003M+82bps), 10/31/22, Callable 10/31/21 @ 100	578,840
230,000	IntercontinentalExchange, 2.75%, 12/1/20, Callable 11/1/20 @ 100	228,455
178,000	Lazard Group LLC, 4.25%, 11/14/20	180,368
227,000	Moody’s Corp., 4.88%, 2/15/24, Callable 11/15/23 @ 100	238,853
781,000	Morgan Stanley, 4.88%, 11/1/22	804,815
7,000,000	Morgan Stanley, 3.74%(US0003M+85bps), 4/24/24, Callable 4/24/23 @ 100	6,940,391
308,000	Morgan Stanley, 5.00%, 11/24/25	314,057
220,000	MSCI, Inc., 4.75%, 8/1/26, Callable 8/1/21 @ 102.38(b)	208,450

		10,556,855

Chemicals (0.3%):
200,000	Chemours Co., 5.38%, 5/15/27, Callable 2/15/27 @ 100^	180,000
370,000	Platform Specialty Products Corp., 5.88%, 12/1/25, Callable 12/1/20 @ 102.94^(b)	345,950
565,000	TPC Group, Inc., 8.75%, 12/15/20, Callable 2/7/19 @ 100(b)	536,750
200,000	Valvoline, Inc., 4.38%, 8/15/25, Callable 8/15/20 @ 103.28	184,000
300,000	W R Grace & Co., 5.63%, 10/1/24(b)	298,500

		1,545,200

Commercial Services & Supplies (0.2%):
280,000	ADT Corp., 4.88%, 7/15/32(b)	207,200
300,000	Aramark Services, Inc., 5.00%, 4/1/25, Callable 4/1/20 @ 103.75^(b)	293,250

Principal Amount		Fair Value
Corporate Bonds, continued
Commercial Services & Supplies, continued
$300,000	Tempo Finance, Corp., 6.75%, 6/1/25, Callable 6/1/20 @ 103.38^(b)	$277,500

		777,950

Construction & Engineering (0.2%):
375,000	AECOM, 5.88%, 10/15/24, Callable 7/15/24 @ 100^	369,375
405,000	AECOM, 5.13%, 3/15/27, Callable 12/15/26 @ 100	346,275
220,000	Brand Industrial Services, Inc., 8.50%, 7/15/25, Callable 7/15/20 @ 106.34(b)	187,550
300,000	Summit Midstream Holdings LLC, 5.75%, 4/15/25, Callable 4/15/20 @ 104.31	276,000

		1,179,200

Consumer Finance (2.3%):
760,000	Ally Financial, Inc., 5.75%, 11/20/25, Callable 10/21/25 @ 100^	756,200
406,000	Capital One Financial Corp., 3.80%, 1/31/28, Callable 12/31/27 @ 100	375,210
797,000	Capital One NA, Series B, 2.95%, 7/23/21, Callable 6/23/21 @ 100^	783,891
250,000	Discover Bank, 7.00%, 4/15/20	260,273
644,000	Discover Bank, Series B, 3.20%, 8/9/21, Callable 7/9/21 @ 100	637,310
250,000	Discover Bank, Series B, 4.68%(USSW5+173bps), 8/9/28, Callable 8/9/23 @ 100	244,650
1,000,000	Discover Financial Services, 5.20%, 4/27/22	1,037,433
457,000	Discover Financial Services, 4.10%, 2/9/27, Callable 11/9/26 @ 100	426,641
1,493,000	Ford Motor Credit Co. LLC, 2.60%, 11/4/19	1,476,522
500,000	General Motors Acceptance Corp., 8.00%, 11/1/31	555,000
572,000	General Motors Financial Co., 3.50%, 7/10/19^	571,913
747,000	General Motors Financial Co., 4.20%, 3/1/21, Callable 2/1/21 @ 100	746,599
564,000	Hyundai Capital America, 2.55%, 2/6/19(b)	563,675
30,000	Navient Corp., 7.25%, 1/25/22, MTN	28,950
50,000	Navient Corp., 5.50%, 1/25/23	43,750
575,000	Navient Corp., 7.25%, 9/25/23	527,563
45,000	Navient Corp., 6.13%, 3/25/24, MTN^	38,588
25,000	Navient Corp., 5.88%, 10/25/24^	20,875
90,000	Springleaf Finance Corp., 6.88%, 3/15/25	80,550
270,000	Springleaf Finance Corp., 7.13%, 3/15/26	240,975
415,000	Synchrony Bank, Series B, 3.65%, 5/24/21, Callable 4/24/21 @ 100	406,055
206,000	Synchrony Financial, 3.00%, 8/15/19, Callable 7/15/19 @ 100	204,640
510,000	Synchrony Financial, 3.75%, 8/15/21, Callable 6/15/21 @ 100	496,330
314,000	Synchrony Financial, 4.25%, 8/15/24, Callable 5/15/24 @ 100	288,903
624,000	Synchrony Financial, 3.95%, 12/1/27, Callable 9/1/27 @ 100	525,582

		11,338,078

Containers & Packaging (0.1%):
125,000	Crown Americas LLC, 4.75%, 2/1/26, Callable 2/1/21 @ 103.56^(b)	117,813
100,000	Crown Americas LLC, 4.25%, 9/30/26, Callable 3/31/26 @ 100^	89,750

See accompanying notes to the financial statements.

5

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Corporate Bonds, continued
Containers & Packaging, continued
$80,000	Crown Cork & Seal Co., Inc., 7.38%, 12/15/26	$85,200
300,000	Reynolds Group Issuer, Inc., 5.13%, 7/15/23, Callable 7/15/19 @ 102.56^(b)	285,750
170,000	Silgan Holdings, Inc., 4.75%, 3/15/25, Callable 3/15/20 @ 102.38	158,525

		737,038

Diversified Consumer Services (0.3%):
200,000	APX Group, Inc., 8.75%, 12/1/20, Callable 2/7/19 @ 100	190,500
640,000	APX Group, Inc., 7.63%, 9/1/23, Callable 9/1/19 @ 105.72^	516,800
170,000	Ascend Learning LLC, 6.88%, 8/1/25, Callable 8/1/20 @ 103.44(b)	162,775
60,000	Frontdoor, Inc., 6.75%, 8/15/26, Callable 8/15/21 @ 105.06(b)	57,000
690,000	Laureate Education, Inc., 8.25%, 5/1/25, Callable 5/1/20 @ 106.19(b)	708,975

		1,636,050

Diversified Financial Services (0.4%):
91,000	AXA Equitable Holdings, Inc., 3.90%, 4/20/23, Callable 3/20/23 @ 100(b)	89,872
250,000	Everest Acquisition Finance, Inc., 8.00%, 11/29/24, Callable 11/30/19 @ 106^(b)	186,250
70,000	Flex Acquisition Co., Inc., 6.88%, 1/15/25, Callable 1/15/20 @ 103.44(b)	62,300
830,000	Level 3 Financing, Inc., 5.38%, 1/15/24, Callable 2/7/19 @ 102.69	790,576
300,000	Level 3 Financing, Inc., 5.38%, 5/1/25, Callable 5/1/20 @ 102.69	281,250
500,000	Peachtree Funding Trust, 3.98%, 2/15/25(b)	485,008
25,000	Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/1/25, Callable 12/1/20 @ 102.81	23,000
285,000	Voya Financial, Inc., 3.13%, 7/15/24, Callable 5/15/24 @ 100	268,740

		2,186,996

Diversified Telecommunication Services (1.1%):
481,000	AT&T, Inc., 2.45%, 6/30/20, Callable 5/30/20 @ 100	474,741
867,000	AT&T, Inc., 3.60%, 2/17/23, Callable 12/17/22 @ 100^	861,627
42,000	AT&T, Inc., 4.45%, 4/1/24, Callable 1/1/24 @ 100	42,697
385,000	Frontier Communications Corp., 7.05%, 10/1/46	161,700
200,000	Qwest Corp., 7.25%, 9/15/25	205,916
1,116,000	Verizon Communications, Inc., 5.50%, 3/16/47	1,186,772
900,000	Verizon Communications, Inc., 5.01%, 4/15/49	896,762
889,000	Verizon Communications, Inc., 5.01%, 8/21/54	859,022
747,000	Zayo Group LLC/Zayo Capital, 6.38%, 5/15/25, Callable 5/15/20 @ 103.19^	694,710

		5,383,947

Electric Utilities (0.9%):
164,000	Emera US Finance LP, 2.15%, 6/15/19	162,659
163,000	Emera US Finance LP, 2.70%, 6/15/21, Callable 5/15/21 @ 100	158,794
260,000	Emera US Finance LP, 3.55%, 6/15/26, Callable 3/15/26 @ 100	246,554

Principal Amount		Fair Value
Corporate Bonds, continued
Electric Utilities, continued
$2,306,000	FirstEnergy, Inc., Series B, 4.25%, 3/15/23, Callable 12/15/22 @ 100	$2,342,895
763,000	IPALCO Enterprises, Inc., 3.45%, 7/15/20, Callable 6/15/20 @ 100	762,029
211,000	IPALCO Enterprises, Inc., 3.70%, 9/1/24, Callable 7/1/24 @ 100	205,408
175,000	NextEra Energy Operating Partners LP, 4.25%, 9/15/24, Callable 7/15/24 @ 100(b)	161,875
255,266	NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25(b)	269,305
175,000	NV Energy, Inc., 6.25%, 11/15/20	183,865
230,000	Vistra Operations Co. LLC, 5.50%, 9/1/26, Callable 9/1/21 @ 102.75(b)	221,375

		4,714,759

Electronic Equipment, Instruments & Components (0.1%):
380,000	TTM Technologies, Inc., 5.63%, 10/1/25, Callable 10/1/20 @ 102.81(b)	353,400

Energy Equipment & Services (0.0%)†:
170,000	Nabors Industries, Inc., 5.50%, 1/15/23, Callable 11/15/22 @ 100^	134,933

Equity Real Estate Investment Trusts (4.0%):
82,000	Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20, Callable 12/15/19 @ 100	81,359
152,000	American Campus Communities, Inc., 3.75%, 4/15/23, Callable 1/15/23 @ 100	150,902
747,000	American Tower Corp., 2.80%, 6/1/20, Callable 5/1/20 @ 100	741,260
161,000	AvalonBay Communities, Inc., 3.63%, 10/1/20, Callable 7/1/20 @ 100	161,924
328,000	Boston Properties LP, 4.50%, 12/1/28, Callable 9/1/28 @ 100	335,363
514,000	BPG Subsidiary, Inc., 3.88%, 8/15/22, Callable 6/15/22 @ 100	512,493
394,000	Brandywine Operating Partners LP, 4.10%, 10/1/24, Callable 7/1/24 @ 100	389,735
421,000	Brandywine Operating Partners LP, 3.95%, 11/15/27, Callable 8/15/27 @ 100	399,996
426,000	Brandywine Operating Partners LP, 4.55%, 10/1/29, Callable 7/1/29 @ 100	419,503
489,000	Brandywine Realty Trust, 3.95%, 2/15/23, Callable 11/15/22 @ 100	486,345
788,000	Brixmor Operating Partners LP, 3.25%, 9/15/23, Callable 7/15/23 @ 100	761,076
134,000	Camden Property Trust, 2.95%, 12/15/22, Callable 9/15/22 @ 100	131,089
381,000	Corporate Office Properties Trust, 3.70%, 6/15/21, Callable 4/15/21 @ 100	377,776
414,000	Corporate Office Properties Trust, 5.00%, 7/1/25, Callable 4/1/25 @ 100	421,523
155,000	Corrections Corp. of America, 5.00%, 10/15/22, Callable 7/15/22 @ 100	148,413
350,000	DDR Corp., 4.63%, 7/15/22, Callable 4/15/22 @ 100	359,367
491,000	Digital Realty Trust LP, 4.75%, 10/1/25, Callable 7/1/25 @ 100	501,661
458,000	Digital Realty Trust, Inc., 3.40%, 10/1/20, Callable 9/1/20 @ 100	456,538

See accompanying notes to the financial statements.

6

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts, continued
$256,000	Duke Realty LP, 3.88%, 10/15/22, Callable 7/15/22 @ 100^	$258,459
273,000	Duke Realty LP, 3.63%, 4/15/23, Callable 1/15/23 @ 100	272,789
146,000	Duke Realty LP, 3.75%, 12/1/24, Callable 9/1/24 @ 100	144,898
747,000	Equinix, Inc., 5.75%, 1/1/25, Callable 1/1/20 @ 102.88^	752,603
70,000	Equity Commonwealth, 5.88%, 9/15/20, Callable 3/15/20 @ 100	71,706
500,000	Equity One, Inc., 3.75%, 11/15/22, Callable 8/15/22 @ 100	499,205
240,000	GLP Capital, LP/Finance II, Inc., 5.25%, 6/1/25, Callable 3/1/25 @ 100	238,301
1,000,000	Government Properties Income Trust, 3.75%, 8/15/19, Callable 7/15/19 @ 100	1,000,980
500,000	Health Care REIT, Inc., 4.13%, 4/1/19, Callable 2/7/19 @ 100^	500,140
135,000	Lexington Realty Trust, 4.40%, 6/15/24, Callable 3/15/24 @ 100	132,988
500,000	Mack-Cali Realty LP, 4.50%, 4/18/22, Callable 1/18/22 @ 100	482,492
401,000	Mack-Cali Realty LP, 3.15%, 5/15/23, Callable 2/15/23 @ 100	355,429
595,000	MGM Growth Properties LLC, 4.50%, 9/1/26, Callable 6/1/26 @ 100	538,475
300,000	MPT Operating Partnership LP/MPT Finance Corp., 5.25%, 8/1/26, Callable 8/1/21 @ 102.63	282,750
820,000	OMEGA Healthcare Investors, Inc., 4.38%, 8/1/23, Callable 6/1/23 @ 100	823,452
126,000	OMEGA Healthcare Investors, Inc., 4.95%, 4/1/24, Callable 1/1/24 @ 100^	127,871
281,000	OMEGA Healthcare Investors, Inc., 4.50%, 1/15/25, Callable 10/15/24 @ 100	276,737
785,000	OMEGA Healthcare Investors, Inc., 5.25%, 1/15/26, Callable 10/15/25 @ 100	798,812
2,431,000	OMEGA Healthcare Investors, Inc., 4.50%, 4/1/27, Callable 1/1/27 @ 100^	2,347,580
748,000	OMEGA Healthcare Investors, Inc., 4.75%, 1/15/28, Callable 10/15/27 @ 100	732,814
70,000	Post Apartment Homes LP, 3.38%, 12/1/22, Callable 9/1/22 @ 100	69,193
68,000	Retail Opportunity Investments Corp., 5.00%, 12/15/23, Callable 9/15/23 @ 100	68,275
104,000	Retail Opportunity Investments Corp., 4.00%, 12/15/24, Callable 9/15/24 @ 100	98,228
161,000	Tanger Properties LP, 3.88%, 12/1/23, Callable 9/1/23 @ 100	158,598
411,000	Tanger Properties LP, 3.75%, 12/1/24, Callable 9/1/24 @ 100	398,593
387,000	Tanger Properties LP, 3.13%, 9/1/26, Callable 6/1/26 @ 100	345,064
118,000	Ventas Realty LP, 3.13%, 6/15/23, Callable 3/15/23 @ 100	115,026
199,000	Ventas Realty LP, 4.00%, 3/1/28, Callable 12/1/27 @ 100	192,864

Principal Amount		Fair Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts, continued
$67,000	Weingarten Realty Investors, 3.38%, 10/15/22, Callable 7/15/22 @ 100	$66,060
814,000	WP Carey, Inc., 4.00%, 2/1/25, Callable 11/1/24 @ 100	792,028

		19,778,733

Food & Staples Retailing (0.1%):
100,000	US Foods, Inc., 5.88%, 6/15/24, Callable 6/15/19 @ 102.94(b)	97,250
405,000	Walgreens Boots Alliance, Inc., 3.30%, 11/18/21, Callable 9/18/21 @ 100^	403,137

		500,387

Food Products (0.2%):
200,000	JBS USA Finance, Inc., 5.88%, 7/15/24, Callable 7/15/19 @ 102.94(b)	197,000
585,000	JBS USA Finance, Inc., 5.75%, 6/15/25, Callable 6/15/20 @ 102.88(b)	558,675
300,000	Post Holding, Inc., 5.00%, 8/15/26, Callable 8/15/21 @ 102.5^(b)	273,000

		1,028,675

Health Care Equipment & Supplies (0.1%):
291,000	Becton Dickinson And Co., 3.70%, 6/6/27, Callable 3/6/27 @ 100	275,239
190,000	Teleflex, Inc., 4.88%, 6/1/26, Callable 6/1/21 @ 102.44^	181,450

		456,689

Health Care Providers & Services (2.6%):
435,000	Community Health Systems, Inc., 5.13%, 8/1/21, Callable 2/7/19 @ 101.28^	403,463
620,000	Community Health Systems, Inc., 6.25%, 3/31/23, Callable 3/31/20 @ 103.13^	563,456
185,000	Community Health Systems, Inc., 8.63%, 1/15/24, Callable 1/15/21 @ 104.31^(b)	182,688
400,000	CVS Health Corp., 3.70%, 3/9/23, Callable 2/9/23 @ 100	395,718
1,017,000	CVS Health Corp., 4.10%, 3/25/25, Callable 1/25/25 @ 100	1,006,853
1,181,000	CVS Health Corp., 4.30%, 3/25/28, Callable 12/25/27 @ 100	1,154,556
526,000	CVS Health Corp., 4.78%, 3/25/38, Callable 9/25/37 @ 100	504,042
773,000	CVS Health Corp., 5.05%, 3/25/48, Callable 9/25/47 @ 100	751,827
421,000	Halfmoon Parent, Inc., 3.75%, 7/15/23, Callable 6/15/23 @ 100(b)	419,598
204,000	Halfmoon Parent, Inc., 4.13%, 11/15/25, Callable 9/15/25 @ 100(b)	203,713
526,000	Halfmoon Parent, Inc., 4.38%, 10/15/28, Callable 7/15/28 @ 100(b)	528,936
327,000	Halfmoon Parent, Inc., 4.80%, 8/15/38, Callable 2/15/38 @ 100(b)	321,151
327,000	Halfmoon Parent, Inc., 4.90%, 12/15/48, Callable 6/15/48 @ 100(b)	319,936
2,837,000	HCA, Inc., 6.50%, 2/15/20	2,907,924
37,000	HCA, Inc., 5.88%, 3/15/22	37,925
30,000	HCA, Inc., 4.75%, 5/1/23	29,550

See accompanying notes to the financial statements.

7

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Corporate Bonds, continued
Health Care Providers & Services, continued
$500,000	HCA, Inc., 5.38%, 2/1/25	$487,500
300,000	Tenet Healthcare Corp., 4.50%, 4/1/21	291,750
1,042,000	Tenet Healthcare Corp., 8.13%, 4/1/22	1,044,605
150,000	Tenet Healthcare Corp., 6.75%, 6/15/23^	140,813
235,000	Tenet Healthcare Corp., 7.00%, 8/1/25, Callable 8/1/20 @ 103.5^	217,375
181,000	Toledo Hospital (The), Series B, 5.33%, 11/15/28	181,666
870,000	Toledo Hospital (The), 6.02%, 11/15/48	880,666
200,000	Vizient, Inc., 10.38%, 3/1/24, Callable 3/1/19 @ 107.78(b)	212,000
45,000	WellCare Health Plans, Inc., 5.38%, 8/15/26, Callable 8/15/21 @ 104.03(b)	43,425

		13,231,136

Hotels, Restaurants & Leisure (0.4%):
495,000	Caesars Resort Collection LLC, 5.25%, 10/15/25, Callable 10/15/20 @ 102.63(b)	425,699
30,000	Delta Merger Sub, Inc., 6.00%, 9/15/26, Callable 9/15/21 @ 104.5^(b)	28,350
145,000	Eldorado Resorts, Inc., 7.00%, 8/1/23, Callable 2/7/19 @ 105.25	148,988
145,000	Eldorado Resorts, Inc., 6.00%, 4/1/25, Callable 4/1/20 @ 104.5	139,873
155,000	Hilton Worldwide Finance LLC, 4.63%, 4/1/25, Callable 4/1/20 @ 102.31	146,863
150,000	Penn National Gaming, Inc., 5.63%, 1/15/27, Callable 1/15/22 @ 102.81^(b)	134,250
175,000	Scientific Games International, Inc., 6.63%, 5/15/21, Callable 2/7/19 @ 103.31	165,813
250,000	Scientific Games International, Inc., 10.00%, 12/1/22, Callable 2/7/19 @ 105^	253,749
270,000	Scientific Games International, Inc., 5.00%, 10/15/25, Callable 10/15/20 @ 103.75^(b)	240,975
145,000	Station Casinos LLC, 5.00%, 10/1/25, Callable 10/1/20 @ 102.5(b)	131,225
170,000	Wyndham Hotels & Resorts, Inc., 5.38%, 4/15/26, Callable 4/15/21 @ 102.69(b)	163,200
155,000	Wynn Las Vegas LLC, 5.50%, 3/1/25, Callable 12/1/24 @ 100^(b)	144,538

		2,123,523

Independent Power and Renewable Electricity Producers (0.2%):
350,000	AES Corp., 5.50%, 4/15/25, Callable 4/15/20 @ 102.75	347,375
200,000	Calpine Corp., 5.38%, 1/15/23, Callable 2/7/19 @ 102.69	187,500
115,000	Clearway Energy Operating LLC, 5.75%, 10/15/25, Callable 10/15/21 @ 102.88^(b)	109,825
391,000	NRG Energy, 6.25%, 5/1/24, Callable 5/1/19 @ 103.13^	396,865

		1,041,565

Industrial Conglomerates (0.2%):
300,000	Icahn Enterprises LP, 6.00%, 8/1/20, Callable 2/7/19 @ 101.5^	299,625
495,000	Icahn Enterprises LP, 5.88%, 2/1/22, Callable 2/7/19 @ 101.47^	485,100

Principal Amount		Fair Value
Corporate Bonds, continued
Industrial Conglomerates, continued
$395,000	Icahn Enterprises LP, 6.75%, 2/1/24, Callable 2/1/20 @ 103.38^	$391,050

		1,175,775

Insurance (1.1%):
326,000	American International Group, Inc., 3.30%, 3/1/21, Callable 2/1/21 @ 100	324,894
1,208,000	American International Group, Inc., 3.75%, 7/10/25, Callable 4/10/25 @ 100	1,156,598
200,000	AmWINS Group, Inc., 7.75%, 7/1/26, Callable 7/1/21 @ 105.81(b)	189,000
180,000	Liberty Mutual Group, Inc., 4.25%, 6/15/23(b)	181,479
651,000	Pacific Lifecorp, 5.13%, 1/30/43(b)	664,666
497,000	Teachers Insurance & Annuity Association of America, 4.90%, 9/15/44(b)	515,350
165,000	Tiaa Asset Management Finance LLC, 4.13%, 11/1/24(b)	168,068
463,000	Unum Group, 3.88%, 11/5/25	451,636
1,556,000	Unum Group, 5.75%, 8/15/42	1,550,778
195,000	Usis Merger Sub, Inc., 6.88%, 5/1/25, Callable 5/1/20 @ 103.44(b)	179,030

		5,381,499

IT Services (0.1%):
215,000	First Data Corp., 5.75%, 1/15/24, Callable 1/18/19 @ 102.88(b)	209,625
135,000	Refinitiv US Holdings, Inc., 6.25%, 5/15/26, Callable 11/15/21 @ 103.13^(b)	130,275

		339,900

Leisure Products (0.1%):
355,000	Mattel, Inc., 6.75%, 12/31/25, Callable 12/31/20 @ 105.06^(b)	316,727

Life Sciences Tools & Services (0.1%):
145,000	Charles River Laboratories International, Inc., 5.50%, 4/1/26, Callable 4/1/21 @ 104.13(b)	142,825
300,000	IMS Health, Inc., 5.00%, 10/15/26, Callable 10/15/21 @ 102.5(b)	286,500

		429,325

Media (2.8%):
390,000	21st Century Fox America, 7.75%, 12/1/45	572,598
1,237,000	CCO Holdings LLC, 5.88%, 4/1/24, Callable 4/1/19 @ 104.41(b)	1,230,816
95,000	CCO Holdings LLC, 5.38%, 5/1/25, Callable 5/1/20 @ 102.68(b)	91,081
300,000	CCO Holdings LLC, 5.50%, 5/1/26, Callable 5/1/21 @ 102.75(b)	288,375
700,000	CCO Holdings LLC, 5.88%, 5/1/27, Callable 5/1/21 @ 102.94^(b)	679,000
92,000	Comcast Corp., 3.90%, 3/1/38, Callable 9/1/37 @ 100	85,165
219,000	Comcast Corp., 4.65%, 7/15/42	216,704
245,000	Comcast Corp., 4.60%, 8/15/45, Callable 2/15/45 @ 100	238,714
299,000	Comcast Corp., 3.97%, 11/1/47, Callable 5/1/47 @ 100	267,262
169,000	Comcast Corp., 4.00%, 3/1/48, Callable 9/1/47 @ 100^	153,997

See accompanying notes to the financial statements.

8

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Corporate Bonds, continued
Media, continued
$342,000	Comcast Corp., 4.00%, 11/1/49, Callable 5/1/49 @ 100	$306,453
747,000	CSC Holdings LLC, 5.38%, 7/15/23, Callable 1/18/19 @ 104.03(b)	728,474
200,000	CSC Holdings LLC, 7.75%, 7/15/25, Callable 7/15/20 @ 103.88^(b)	203,000
160,000	CSC Holdings LLC, 7.50%, 4/1/28, Callable 4/1/23 @ 103.75(b)	159,600
300,000	DISH DBS Corp., 5.00%, 3/15/23^	249,750
300,000	DISH DBS Corp., 5.88%, 11/15/24^	241,500
210,000	DISH Network Corp., 3.38%, 8/15/26	169,578
121,000	NBCUniversal, 5.95%, 4/1/41	138,879
174,000	NBCUniversal Media LLC, 4.45%, 1/15/43	167,724
1,000,000	Neptune Finco Corp., 6.63%, 10/15/25, Callable 10/15/20 @ 103.31^(b)	1,012,500
600,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25, Callable 2/15/20 @ 103.31^(b)	519,000
300,000	Sirius XM Radio, Inc., 4.63%, 5/15/23, Callable 2/7/19 @ 102.31^(b)	287,250
160,000	Sirius XM Radio, Inc., 6.00%, 7/15/24, Callable 7/15/19 @ 103(b)	160,400
792,000	Sirius XM Radio, Inc., 5.38%, 4/15/25, Callable 4/15/20 @ 102.69(b)	750,420
195,000	Sirius XM Radio, Inc., 5.38%, 7/15/26, Callable 7/15/21 @ 102.69^(b)	182,325
1,069,000	Time Warner Cable, Inc., 8.25%, 4/1/19	1,080,997
930,000	Time Warner Cable, Inc., 4.00%, 9/1/21, Callable 6/1/21 @ 100	924,348
231,000	Time Warner Cable, Inc., 6.55%, 5/1/37	237,061
418,000	Time Warner Cable, Inc., 7.30%, 7/1/38	453,135
2,240,000	Time Warner Cable, Inc., 6.75%, 6/15/39	2,276,122
103,000	Time Warner Cable, Inc., 5.50%, 9/1/41, Callable 3/1/41 @ 100	93,862

		14,166,090

Metals & Mining (0.1%):
600,000	Freeport-McMoRan, Inc., 3.55%, 3/1/22, Callable 12/1/21 @ 100	567,750

Mortgage Real Estate Investment Trusts (0.0%)†:
65,000	Starwood Property Trust, Inc., 4.75%, 3/15/25, Callable 9/15/24 @ 100	58,500

Multi-Utilities (0.4%):
1,371,000	Dominion Resources, Inc., Series 06-B, 5.10%(US0003M+230bps), 9/30/66, Callable 1/28/19 @ 100	1,220,189
49,000	Puget Energy, Inc., 6.00%, 9/1/21	51,834
506,000	Sempra Energy, 6.00%, 10/15/39	562,550

		1,834,573

Oil, Gas & Consumable Fuels (3.8%):
222,000	Anadarko Petroleum Corp., 4.85%, 3/15/21, Callable 2/15/21 @ 100^	227,301
460,000	Anadarko Petroleum Corp., 5.55%, 3/15/26, Callable 12/15/25 @ 100	481,776
722,000	Anadarko Petroleum Corp., Series B, 7.50%, 5/1/31	853,798
283,000	Anadarko Petroleum Corp., 6.45%, 9/15/36	305,639
712,000	Anadarko Petroleum Corp., 6.60%, 3/15/46, Callable 9/15/45 @ 100	786,174

Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$430,000	California Resources Corp., 8.00%, 12/15/22, Callable 2/7/19 @ 104^(b)	$291,325
480,000	Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24, Callable 1/1/24 @ 100^	506,400
725,000	Cheniere Energy Partners LP, 5.25%, 10/1/25, Callable 10/1/20 @ 102.63^	676,063
80,000	Cheniere Energy Partners LP, 5.63%, 10/1/26, Callable 10/1/21 @ 102.81(b)	74,800
550,000	Chesapeake Energy Corp., 8.00%, 1/15/25, Callable 1/15/20 @ 106^	485,375
630,000	Citgo Petroleum Corp., 6.25%, 8/15/22, Callable 2/7/19 @ 103.13(b)	609,525
434,000	Columbia Pipeline Group, 3.30%, 6/1/20, Callable 5/1/20 @ 100	432,507
197,000	Columbia Pipeline Group, 4.50%, 6/1/25, Callable 3/1/25 @ 100	198,419
290,000	Crestwood Midstream Partners LP, 6.25%, 4/1/23, Callable 1/23/19 @ 104.69	279,125
150,000	Crestwood Midstream Partners LP, 5.75%, 4/1/25, Callable 4/1/20 @ 104.31^	139,125
150,000	CVR Refining LLC/Coffeyville Finance, Inc., 6.50%, 11/1/22, Callable 2/7/19 @ 102.17	147,750
163,000	DCP Midstream Operating LLC, 3.88%, 3/15/23, Callable 12/15/22 @ 100^	152,813
410,000	DCP Midstream Operating LLC, 8.13%, 8/16/30	459,200
185,000	DCP Midstream Operating LLC, 5.60%, 4/1/44, Callable 10/1/43 @ 100	160,025
200,000	DCP Midstream Operating LP, 5.38%, 7/15/25, Callable 4/15/25 @ 100^	195,500
150,000	DCP Midstream Operating LP, 5.85%(US0003M+385bps), 5/21/43, Callable 5/21/23 @ 100(b)	120,000
455,000	Denbury Resources, Inc., 9.25%, 3/31/22, Callable 3/31/19 @ 109.25(b)	419,738
160,000	Denbury Resources, Inc., 4.63%, 7/15/23, Callable 2/7/19 @ 101.54	94,000
175,000	Enable Midstream Partners LP, 2.40%, 5/15/19, Callable 4/15/19 @ 100	174,008
124,000	Enable Midstream Partners LP, 3.90%, 5/15/24, Callable 2/15/24 @ 100	118,945
103,000	Energy Transfer Partners LP, 4.20%, 9/15/23, Callable 8/15/23 @ 100^	101,511
350,000	Energy Transfer Partners LP, 4.95%, 6/15/28, Callable 3/15/28 @ 100	342,445
195,000	Energy Transfer Partners LP, 5.80%, 6/15/38, Callable 12/15/37 @ 100	189,806
127,000	Energy Transfer Partners LP, 6.00%, 6/15/48, Callable 12/15/47 @ 100	123,674
300,000	Global Partners LP, 6.25%, 7/15/22, Callable 2/7/19 @ 103.13^	283,500
335,000	Hess Infrastructure Partners LP/Finance Corp., 5.63%, 2/15/26, Callable 2/15/21 @ 104.22(b)	324,113
310,000	Hilcorp Energy LP, 5.00%, 12/1/24, Callable 6/1/19 @ 102.5(b)	274,350
80,000	Indigo Natural Resources LLC, 6.88%, 2/15/26, Callable 2/15/21 @ 103.44(b)	68,800
240,000	Jonah Energy LLC/Jonah Energy Finance Corp., 7.25%, 10/15/25, Callable 10/15/20 @ 105.44^(b)	153,600

See accompanying notes to the financial statements.

9

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$49,000	Kinder Morgan (Delaware), Inc., 3.05%, 12/1/19, Callable 11/1/19 @ 100	$48,718
167,000	Kinder Morgan (Delaware), Inc., 5.05%, 2/15/46, Callable 8/15/45 @ 100	152,494
63,000	Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	68,001
712,000	Kinder Morgan Energy Partners LP, 5.50%, 3/1/44, Callable 9/1/43 @ 100	686,135
165,000	Magnolia Oil & Gas Operating LLC, 6.00%, 8/1/26, Callable 8/1/21 @ 103(b)	159,225
1,163,000	Midstates Petroleum Co., Inc., 10.75%, 10/1/20(a)(d)	—
172,000	MPLX LP, 4.50%, 7/15/23, Callable 4/15/23 @ 100	173,722
242,000	MPLX LP, 4.88%, 12/1/24, Callable 9/1/24 @ 100	246,339
95,000	MPLX LP, 4.80%, 2/15/29, Callable 11/15/28 @ 100	94,766
285,000	MPLX LP, 5.50%, 2/15/49, Callable 8/15/48 @ 100	277,223
290,000	Parsley Energy LLC, 5.25%, 8/15/25, Callable 8/15/20 @ 103.94(b)	262,450
405,000	PBF Holding Co. LLC/PBF Finance Corp., 7.00%, 11/15/23, Callable 2/7/19 @ 105.25	386,775
57,000	Phillips 66 Partners LP, 2.65%, 2/15/20, Callable 1/15/20 @ 100	56,509
20,000	Rose Rock Finance Corp., 5.63%, 11/15/23, Callable 5/15/19 @ 102.81	18,200
300,000	Rose Rock Midstream LP, 5.63%, 7/15/22, Callable 1/23/19 @ 102.81^	282,750
455,000	Sanchez Energy Corp., 7.25%, 2/15/23, Callable 2/15/20 @ 103.63^(b)	370,825
355,000	Semgroup Corp., 6.38%, 3/15/25, Callable 3/15/20 @ 103.19	327,488
105,000	Semgroup Corp., 7.25%, 3/15/26, Callable 3/15/21 @ 103.63	98,175
346,000	Southeast Supply Header LLC, 4.25%, 6/15/24, Callable 3/15/24 @ 100(b)	348,836
348,000	Southwestern Energy Co., 6.70%, 1/23/25, Callable 10/23/24 @ 100^	311,025
105,000	Sunoco Finance Corp., 4.88%, 1/15/23, Callable 1/15/20 @ 102.44	102,375
180,000	Sunoco Finance Corp., 5.50%, 2/15/26, Callable 2/15/21 @ 102.75	170,550
848,000	Sunoco Logistics Partners Operations LP, 5.40%, 10/1/47, Callable 4/1/47 @ 100	768,462
195,000	Targa Resources Partners LP, 5.13%, 2/1/25, Callable 2/1/20 @ 103.84	182,813
195,000	Targa Resources Partners LP, 5.88%, 4/15/26, Callable 4/15/21 @ 104.41(b)	189,638
195,000	Targa Resources Partners LP, 5.38%, 2/1/27, Callable 2/1/22 @ 102.69	182,813
574,000	Western Gas Partners LP, 5.38%, 6/1/21, Callable 3/1/21 @ 100	591,206
154,000	Western Gas Partners LP, 4.65%, 7/1/26, Callable 4/1/26 @ 100	148,928
900,000	Western Gas Partners LP, 4.50%, 3/1/28, Callable 12/1/27 @ 100	841,251
101,000	Western Gas Partners LP, 4.75%, 8/15/28, Callable 5/15/28 @ 100^	96,143
222,000	Williams Partners LP, 4.00%, 11/15/21, Callable 8/15/21 @ 100	222,863
357,000	Williams Partners LP, 3.60%, 3/15/22, Callable 1/15/22 @ 100^	350,292

Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$242,000	Williams Partners LP, 4.50%, 11/15/23, Callable 8/15/23 @ 100	$243,275
426,000	Williams Partners LP, 4.30%, 3/4/24, Callable 12/4/23 @ 100	424,515

		19,135,910

Pharmaceuticals (0.2%):
175,000	Catalent Pharma Solutions, Inc., 4.88%, 1/15/26, Callable 10/15/20 @ 102.44(b)	165,813
87,000	Elanco Animal Health, Inc., 3.91%, 8/27/21(b)	87,541
275,000	Elanco Animal Health, Inc., 4.27%, 8/28/23, Callable 7/28/23 @ 100(b)	274,767
116,000	Elanco Animal Health, Inc., 4.90%, 8/28/28, Callable 5/28/28 @ 100(b)	118,039
165,000	Valeant Pharmaceuticals International, 9.25%, 4/1/26, Callable 4/1/22 @ 104.63(b)	165,000

		811,160

Real Estate Management & Development (0.1%):
300,000	Howard Hughes Corp. (The), 5.38%, 3/15/25, Callable 3/15/20 @ 104.03(b)	282,000

Semiconductors & Semiconductor Equipment (0.0%)†:
140,000	Qorvo, Inc., 5.50%, 7/15/26, Callable 7/15/21 @ 102.75(b)	133,700

Software (0.3%):
125,000	CDK Global, Inc., 5.88%, 6/15/26, Callable 6/15/21 @ 102.94	125,506
42,000	Dell International LLC, 6.02%, 6/15/26, Callable 3/15/26 @ 100(b)	42,190
195,000	Fair Isaac Corp., 5.25%, 5/15/26, Callable 2/15/26 @ 100(b)	188,663
140,000	Nuance Communications, Inc., 5.63%, 12/15/26, Callable 12/15/21 @ 102.81^	133,000
440,000	Solera LLC, 10.50%, 3/1/24, Callable 3/1/19 @ 107.88(b)	468,599
437,000	Sophia LP/Finance, Inc., 9.00%, 9/30/23, Callable 2/7/19 @ 104.5(b)	437,000
190,000	Symantec Corp., 5.00%, 4/15/25, Callable 4/15/20 @ 102.5(b)	177,209

		1,572,167

Textiles, Apparel & Luxury Goods (0.0%)†:
190,000	USA Compression Partners LP, 6.88%, 4/1/26, Callable 4/1/21 @ 105.16^(b)	182,400

Thrifts & Mortgage Finance (0.1%):
355,000	Quicken Loans, Inc., 5.25%, 1/15/28, Callable 1/15/23 @ 102.63(b)	314,175

Tobacco (0.6%):
317,000	Altria Group, Inc., 4.00%, 1/31/24	311,530
103,000	Altria Group, Inc., 4.25%, 8/9/42	83,076
40,000	Altria Group, Inc., 3.88%, 9/16/46, Callable 3/16/46 @ 100	30,469
140,000	Reynolds American, Inc., 3.25%, 6/12/20	139,140
478,000	Reynolds American, Inc., 4.00%, 6/12/22	472,848
346,000	Reynolds American, Inc., 4.45%, 6/12/25, Callable 3/12/25 @ 100	333,625
179,000	Reynolds American, Inc., 5.70%, 8/15/35, Callable 2/15/35 @ 100	174,781
600,000	Reynolds American, Inc., 7.25%, 6/15/37	654,859

See accompanying notes to the financial statements.

10

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Corporate Bonds, continued
Tobacco, continued
$1,000,000	Vector Group, Ltd., 6.13%, 2/1/25, Callable 2/1/20 @ 103.06(b)	$850,000

		3,050,328

Trading Companies & Distributors (0.3%):
365,000	Aercap Global Aviation Trust, 6.50%(US0003M+430bps), 6/15/45, Callable 6/15/25 @ 100^(b)	350,400
499,000	Air Lease Corp., 4.75%, 3/1/20	505,875
297,000	Air Lease Corp., 3.88%, 4/1/21, Callable 3/1/21 @ 100	297,378
348,000	Air Lease Corp., 3.38%, 6/1/21, Callable 5/1/21 @ 100^	344,680
82,000	Air Lease Corp., 3.00%, 9/15/23, Callable 7/15/23 @ 100^	77,000

		1,575,333

Wireless Telecommunication Services (0.4%):
300,000	Sprint Communications, Inc., 7.25%, 9/15/21^	307,050
100,000	Sprint Communications, Inc., 6.00%, 11/15/22	98,133
575,000	Sprint Communications, Inc., 7.88%, 9/15/23	590,094
420,000	Sprint Communications, Inc., 7.13%, 6/15/24	415,943
130,000	Sprint Corp., 7.63%, 3/1/26, Callable 11/1/25 @ 100	128,375
300,000	T-Mobile USA, Inc., 5.13%, 4/15/25, Callable 4/15/20 @ 102.56	291,375

		1,830,970

Total Corporate Bonds (Cost $156,155,420)		150,397,322

Yankee Dollars (11.3%):
Aerospace & Defense (0.2%):
115,000	Avolon Holdings Funding, Ltd., 5.50%, 1/15/23, Callable 12/15/22 @ 100(b)	111,550
225,000	Avolon Holdings Funding, Ltd., 5.13%, 10/1/23, Callable 9/1/23 @ 100(b)	214,875
215,000	Bombardier, Inc., 6.00%, 10/15/22, Callable 2/7/19 @ 103^(b)	201,563
320,000	Bombardier, Inc., 6.13%, 1/15/23^(b)	300,000

		827,988

Banks (2.2%):
642,000	Barclays Bank plc, 3.25%, 1/12/21	628,709
874,000	Barclays Bank plc, 4.38%, 1/12/26	830,241
800,000	Barclays plc, 7.88%(USSW5+677bps), 12/31/99, Callable 3/15/22 @ 100(b)	800,000
205,000	HSBC Holdings plc, 4.25%, 3/14/24	203,444
200,000	Intesa Sanpaolo SpA, 5.02%, 6/26/24(b)	181,377
1,180,000	Intesa Sanpaolo SpA, 5.71%, 1/15/26(b)	1,081,679
791,000	Rabobank Nederland NY, 4.38%, 8/4/25	776,889
200,000	RBS Citizens Financial Group, Inc., 4.15%, 9/28/22(b)	201,029
3,808,000	Royal Bank of Scotland Group plc, 6.13%, 12/15/22	3,859,255
675,000	Royal Bank of Scotland Group plc, 6.10%, 6/10/23	685,660
847,000	Royal Bank of Scotland Group plc, 6.00%, 12/19/23	857,251
235,000	Royal Bank of Scotland Group plc, 7.50%(USSW5+580bps), 12/29/49, Callable 8/10/20 @ 100	232,650

		10,338,184

Beverages (0.0%)†:
125,000	Cott Corp., 5.50%, 4/1/25, Callable 4/1/20 @ 104.13(b)	117,813

Principal Amount		Fair Value
Yankee Dollars, continued
Capital Markets (1.3%):
$720,000	Credit Suisse Group Fun, Ltd., 2.75%, 3/26/20	$712,232
1,000,000	Credit Suisse Group Fun, Ltd., 3.80%, 9/15/22	992,705
1,175,000	Credit Suisse Group Fun, Ltd., 3.80%, 6/9/23	1,153,012
720,000	Credit Suisse Group Fun, Ltd., 3.75%, 3/26/25	686,561
1,462,000	Deutsche Bank AG, 4.50%, 4/1/25^	1,282,713
1,284,000	Deutsche Bank NY, 3.30%, 11/16/22	1,189,947
733,000	UBS Group AG, 4.13%, 9/24/25(b)	730,290

		6,747,460

Chemicals (0.2%):
575,000	Consolidated Energy Finance SA, 6.88%, 6/15/25, Callable 6/15/20 @ 105.16(b)	547,688
150,000	Consolidated Energy Finance SA, 6.50%, 5/15/26, Callable 5/15/21 @ 104.88^(b)	143,625
500,000	Nova Chemicals Corp., 4.88%, 6/1/24, Callable 3/3/24 @ 100(b)	451,250
160,000	Nufarm Australia, Ltd., 5.75%, 4/30/26, Callable 4/30/21 @ 102.88^(b)	145,840
210,000	OCI NV, 6.63%, 4/15/23, Callable 4/15/20 @ 103.31(b)	206,325
170,000	Tronox Finance plc, 5.75%, 10/1/25, Callable 10/1/20 @ 104.31^(b)	137,700

		1,632,428

Containers & Packaging (0.1%):
410,000	Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 7.25%, 5/15/24, Callable 5/15/19 @ 105.44(b)	408,975
300,000	Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.00%, 2/15/25, Callable 2/15/20 @ 104.5(b)	276,936

		685,911

Diversified Financial Services (0.6%):
600,000	Altice Financing SA, 7.50%, 5/15/26, Callable 5/15/21 @ 103.75(b)	547,499
300,000	Altice Finco SA, 8.13%, 1/15/24, Callable 2/7/19 @ 104.06^(b)	279,750
325,000	C&W Senior Financing DAC, 7.50%, 10/15/26, Callable 10/15/21 @ 103.75(b)	312,406
180,000	Camelot Finance SA, 7.88%, 10/15/24, Callable 10/15/19 @ 103.94^(b)	173,700
495,000	Intelsat Jackson Holdings SA, 8.00%, 2/15/24, Callable 2/15/19 @ 104(b)	509,850
240,000	Intelsat Jackson Holdings SA, 8.50%, 10/15/24, Callable 10/15/20 @ 106.38(b)	232,800
280,000	Nielsen Co. Luxembourg SARLl (The), 5.00%, 2/1/25, Callable 2/1/20 @ 103.75^(b)	261,800
115,000	Park Aerospace Holdings, Ltd., 5.25%, 8/15/22(b)	111,263
30,000	Park Aerospace Holdings, Ltd., 4.50%, 3/15/23, Callable 2/15/23 @ 100(b)	28,050
85,000	Park Aerospace Holdings, Ltd., 5.50%, 2/15/24(b)	82,025
30,000	Tervita Escrow Corp., 7.63%, 12/1/21, Callable 2/7/19 @ 103.81(b)	28,575

		2,567,718

Diversified Telecommunication Services (0.1%):
200,000	Altice France SA/France, 8.13%, 2/1/27, Callable 2/1/22 @ 106.09^(b)	188,500
200,000	Sable International Finance, Ltd., 6.88%, 8/1/22, Callable 2/7/19 @ 105.16(b)	204,100

See accompanying notes to the financial statements.

11

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Yankee Dollars, continued
Diversified Telecommunication Services, continued
$300,000	SFR Group SA, 7.38%, 5/1/26, Callable 5/1/21 @ 103.69(b)	$275,250

		667,850

Energy Equipment & Services (0.3%):
305,000	Ensco plc, 4.50%, 10/1/24, Callable 7/1/24 @ 100^	198,250
200,000	Ensco plc, 7.75%, 2/1/26, Callable 11/1/25 @ 100^	148,000
169,000	Noble Holding International, Ltd., 7.75%, 1/15/24, Callable 10/15/23 @ 100^	128,018
195,000	Noble Holding International, Ltd., 7.88%, 2/1/26, Callable 2/1/21 @ 105.91^(b)	166,237
325,000	Weatherford International, Ltd., 9.88%, 2/15/24, Callable 11/15/23 @ 100	198,250
330,000	Weatherford International, Ltd., 6.50%, 8/1/36	171,600

		1,010,355

Hotels, Restaurants & Leisure (0.2%):
175,000	1011778 BC ULC New Red Finance, Inc., 4.25%, 5/15/24, Callable 5/15/20 @ 102.13^(b)	161,000
325,000	Stars Group Holdings BV, 7.00%, 7/15/26, Callable 7/15/21 @ 103.5^(b)	316,063
300,000	Studio City Co., Ltd., 7.25%, 11/30/21, Callable 2/7/19 @ 103.63(b)	305,505
225,000	Wynn Macau, Ltd., 4.88%, 10/1/24, Callable 10/1/20 @ 102.44(b)	200,250

		982,818

Insurance (0.0%)†:
200,000	AIA Group, Ltd., 2.25%, 3/11/19(b)	199,630

Machinery (0.0%)†:
107,000	Ingersoll-Rand Lux Financial Holding, 2.63%, 5/1/20, Callable 4/1/20 @ 100	105,952

Marine (0.0%)†:
244,000	Navios Maritime Holdings/Finance, 7.38%, 1/15/22, Callable 2/7/19 @ 101.84(b)	153,720

Media (0.2%):
495,000	MDC Partners, Inc., 6.50%, 5/1/24, Callable 5/1/19 @ 104.88^(b)	450,450
640,000	Ziggo Bond Finance BV, 5.88%, 1/15/25, Callable 1/15/20 @ 102.94(b)	577,600
180,000	Ziggo Secured Finance BV, 5.50%, 1/15/27, Callable 1/15/22 @ 102.75(b)	161,100

		1,189,150

Metals & Mining (0.4%):
400,000	BHP Billiton Finance USA, Ltd., 6.25%(USSW5+497bps), 10/19/75, Callable 10/19/20 @ 100(b)	408,428
681,000	BHP Billiton Finance USA, Ltd., 6.75%(USSW5+509bps), 10/19/75, Callable 10/20/25 @ 100(b)	706,183
300,000	First Quantum Minerals, Ltd., 7.25%, 5/15/22, Callable 2/7/19 @ 103.63^(b)	278,250
200,000	First Quantum Minerals, Ltd., 6.50%, 3/1/24, Callable 9/1/20 @ 103.25(b)	166,000
145,000	First Quantum Minerals, Ltd., 7.50%, 4/1/25, Callable 4/1/20 @ 105.63^(b)	119,625

		1,678,486

Principal Amount		Fair Value
Yankee Dollars, continued
Multi-Utilities (0.1%):
$355,000	Intergen NV, 7.00%, 6/30/23, Callable 2/7/19 @ 103.5(b)	$302,638

Oil, Gas & Consumable Fuels (2.6%):
$309,000	Canadian Natural Resources, Ltd., 5.85%, 2/1/35	328,458
558,000	Cenovus Energy, Inc., 4.25%, 4/15/27, Callable 1/15/27 @ 100^	508,238
218,000	Enbridge, Inc., 4.25%, 12/1/26, Callable 9/1/26 @ 100	215,564
252,000	Enbridge, Inc., 5.50%, 12/1/46, Callable 6/1/46 @ 100^	268,949
340,000	LBC Tank Terminals Holding Netherlands BV, 6.88%, 5/15/23, Callable 2/7/19 @ 103.44(b)	302,600
349,000	Petrobras Global Finance Co., 4.38%, 5/20/23	332,901
2,677,000	Petrobras Global Finance Co., 7.25%, 3/17/44^	2,638,209
144,000	Petroleos Mexicanos, 6.00%, 3/5/20^	146,628
1,471,000	Petroleos Mexicanos, 4.88%, 1/18/24^	1,370,972
1,036,000	Petroleos Mexicanos, 4.50%, 1/23/26	893,032
1,700,000	Petroleos Mexicanos, 6.50%, 3/13/27	1,598,000
1,039,000	Petroleos Mexicanos, 6.50%, 6/2/41	860,292
841,000	Petroleos Mexicanos, 5.50%, 6/27/44	637,629
1,005,000	Petroleos Mexicanos, 5.63%, 1/23/46	760,674
2,762,000	Petroleos Mexicanos, 6.75%, 9/21/47	2,283,871
222,000	Teine Energy, Ltd., 6.88%, 9/30/22, Callable 2/7/19 @ 103.44(b)	215,340

		13,361,357

Pharmaceuticals (0.9%):
1,489,000	Actavis Funding SCS, 3.45%, 3/15/22, Callable 1/15/22 @ 100	1,465,240
186,000	Mylan NV, 2.50%, 6/7/19	185,125
685,000	Mylan NV, 3.15%, 6/15/21, Callable 5/15/21 @ 100	669,904
337,000	Mylan NV, 3.95%, 6/15/26, Callable 3/15/26 @ 100	307,146
484,000	Teva Pharmaceuticals Industries, Ltd., 2.20%, 7/21/21	444,899
191,000	Teva Pharmaceuticals Industries, Ltd., 2.80%, 7/21/23^	164,498
185,000	Valeant Pharmaceuticals, 5.50%, 3/1/23, Callable 2/7/19 @ 102.75^(b)	169,275
405,000	Valeant Pharmaceuticals International, Inc., 7.00%, 3/15/24, Callable 3/15/20 @ 103.5(b)	409,050
202,000	VRX Escrow Corp., 6.13%, 4/15/25, Callable 4/15/20 @ 103.06^(b)	176,245

		3,991,382

Sovereign Bond (0.7%):
1,500,000	Argentine Republic Government International Bond, 5.88%, 1/11/28	1,078,125
1,344,000	Dominican Republic, 5.50%, 1/27/25(b)	1,332,240
250,000	Dominican Republic, 6.00%, 7/19/28(b)	249,375
1,055,000	Turkey Government International Bond, 7.25%, 12/23/23	1,085,890

		3,745,630

Thrifts & Mortgage Finance (0.0%)†:
200,000	Corp. Nacional del Cobre de Chile, 3.63%, 8/1/27, Callable 5/1/27 @ 100(b)	190,470
200,000	Corp. Nacional del Cobre de Chile, 4.50%, 8/1/47, Callable 2/1/47 @ 100(b)	192,852

		383,322

See accompanying notes to the financial statements.

12

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Yankee Dollars, continued
Tobacco (0.3%):
$690,000	Imperial Tobacco Finance, 3.75%, 7/21/22, Callable 5/21/22 @ 100(b)	$684,443
690,000	Imperial Tobacco Finance, 4.25%, 7/21/25, Callable 4/21/25 @ 100(b)	678,673

		1,363,116

Trading Companies & Distributors (0.8%):
1,344,000	AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 5.00%, 10/1/21	1,365,132
2,165,000	AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 4.63%, 7/1/22	2,172,522
147,000	Fly Leasing, Ltd., 6.38%, 10/15/21, Callable 2/7/19 @ 103.19	146,633
355,000	Fly Leasing, Ltd., 5.25%, 10/15/24, Callable 10/15/20 @ 102.63	320,387

		4,004,674

Wireless Telecommunication Services (0.1%):
330,000	Empresa Nacional del Petroleo, 4.38%, 10/30/24(b)	324,473
200,000	Millicom International Cellular SA, 6.63%, 10/15/26, Callable 10/15/21 @ 104.97(b)	202,520

		526,993

Total Yankee Dollars (Cost $60,243,250)		56,584,575

Municipal Bonds (1.7%):
California (0.5%):
400,000	California State, Build America Bonds, GO, 7.50%, 4/1/34	545,092
965,000	California State, Build America Bonds, GO, 7.55%, 4/1/39	1,382,410
460,000	California State, Build America Bonds, GO, 7.30%, 10/1/39	631,451
10,000	California State, Build America Bonds, GO, 7.35%, 11/1/39	13,805

		2,572,758

Illinois (1.2%):
80,000	Chicago Illinois, Taxable Project, Build America Bonds, GO, Series B, 5.63%, 1/1/22	80,924
395,000	Chicago Illinois, Taxable Project, Build America Bonds, GO, Series C1, 7.78%, 1/1/35	445,651
105,000	Chicago Illinois, Taxable Project, Build America Bonds, GO, Series B, 5.43%, 1/1/42	93,081
125,000	Illinois State, Build America Bonds, GO, 4.95%, 6/1/23	126,918
295,000	Illinois State, Build America Bonds, GO, 5.10%, 6/1/33	281,262
315,000	Illinois State, Build America Bonds, GO, 6.63%, 2/1/35	334,952
425,000	Illinois State, Build America Bonds, GO, Series 3, 6.73%, 4/1/35	455,205
10,000	Illinois State, Build America Bonds, GO, Series 3, 5.55%, 4/1/19	10,056
132,000	Illinois State, Build America Bonds, GO, 6.20%, 7/1/21	136,747
1,935,000	Illinois State, Build America Bonds, GO, 7.35%, 7/1/35	2,144,811
1,340,000	Illinois State, Build America Bonds, GO, 5.88%, 3/1/19	1,345,923

Principal Amount		Fair Value
Municipal Bonds, continued
Illinois, continued
$420,000	Illinois State, Build America Bonds, GO, 4.00%, 12/1/20	$421,252

		5,876,782

Total Municipal Bonds (Cost $8,464,694)		8,449,540

U.S. Government Agency Mortgages (27.0%):
Federal Home Loan Mortgage Corporation (6.5%)
648,947	3.50%, 3/1/32, Pool #C91403	660,758
1,709,282	3.50%, 7/1/32, Pool #C91467	1,740,401
301,637	4.00%, 6/1/33, Pool #G30718	309,777
1,497,517	4.00%, 5/1/37, Pool #C91938	1,544,499
1,998,541	5.00%, 2/1/38, Pool #G60365	2,121,964
99,713	3.50%, 4/1/40, Pool #V81744	100,453
124,197	3.50%, 5/1/40, Pool #V81750	125,118
211,537	3.50%, 6/1/40, Pool #V81792	213,105
93,119	3.50%, 8/1/40, Pool #V81886	93,809
77,087	3.50%, 9/1/40, Pool #V81958	77,658
816,548	4.00%, 1/1/41, Pool #A96413	840,178
686,586	4.00%, 2/1/41, Pool #A96807	706,455
79,857	4.50%, 3/1/41, Pool #A97673	83,615
131,081	4.50%, 4/1/41, Pool #A97942	137,250
360,826	5.00%, 6/1/41, Pool #G06596	385,687
1,788,155	4.50%, 1/1/42, Pool #G60517	1,872,171
69,236	3.50%, 8/1/42, Pool #Q10434	69,744
52,431	3.50%, 8/1/42, Pool #Q10392	52,820
60,108	3.50%, 8/1/42, Pool #Q10164	60,554
73,347	3.50%, 8/1/42, Pool #Q10047	73,891
76,101	3.50%, 9/1/42, Pool #Q11244	76,664
46,236	3.50%, 11/1/42, Pool #G07231	46,579
55,461	4.00%, 11/1/42, Pool #Q13121	57,100
155,944	3.00%, 12/1/42, Pool #C04320	153,335
564,058	3.50%, 4/1/43, Pool #Q17209	568,241
625,370	3.50%, 4/1/43, Pool #G07921	629,432
102,924	4.00%, 5/1/43, Pool #Q18481	105,966
51,595	4.00%, 7/1/43, Pool #Q19597	53,120
63,605	4.00%, 10/1/43, Pool #Q22499	65,486
679,829	3.00%, 10/1/43, Pool #G08553	667,873
378,785	3.50%, 1/1/44, Pool #G07922	381,594
188,891	3.50%, 1/1/44, Pool #G60271	190,290
117,845	4.00%, 1/1/44, Pool #V80950	121,328
368,646	4.00%, 1/1/45, Pool #Q30720	376,800
263,074	4.00%, 2/1/45, Pool #G07949	269,722
61,832	3.50%, 3/1/45, Pool #Q32328	62,077
136,128	3.50%, 3/1/45, Pool #Q32008	136,667
64,202	3.50%, 3/1/45, Pool #Q31974	64,438
352,125	3.50%, 5/1/45, Pool #Q33547	353,292
42,357	3.00%, 5/1/45, Pool #Q33468	41,572
64,165	3.50%, 6/1/45, Pool #Q33791	64,383
274,708	3.00%, 6/1/45, Pool #Q34156	268,812
413,299	3.50%, 6/1/45, Pool #Q34164	414,701
415,453	3.50%, 6/1/45, Pool #Q34311	416,863
22,112	3.00%, 7/1/45, Pool #Q34979	21,609
72,043	3.00%, 7/1/45, Pool #Q34759	70,516
115,237	4.00%, 8/1/45, Pool #Q35845	117,763
24,838	4.00%, 9/1/45, Pool #Q37853	25,428
18,982	4.00%, 11/1/45, Pool #Q38812	19,385
463,128	3.50%, 11/1/45, Pool #Q37467	464,700

See accompanying notes to the financial statements.

13

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$23,301	4.00%, 2/1/46, Pool #Q38782	$23,854
12,061	4.00%, 2/1/46, Pool #Q38879	12,321
31,317	4.00%, 2/1/46, Pool #Q38783	31,971
17,082	4.00%, 4/1/46, Pool #Q39975	17,476
85,074	4.00%, 4/1/46, Pool #V82292	87,094
170,659	3.50%, 5/1/46, Pool #Q40647	171,150
157,336	3.50%, 5/1/46, Pool #G60603	157,837
505,165	3.50%, 5/1/46, Pool #G60553	507,348
28,100	3.00%, 6/1/46, Pool #G08710	27,420
462,562	3.50%, 9/1/46, Pool #Q43257	463,654
823,294	3.00%, 10/1/46, Pool #Q43734	803,389
160,847	3.00%, 11/1/46, Pool #Q44452	156,908
50,944	3.00%, 12/1/46, Pool #Q44977	49,700
2,949,421	3.00%, 12/1/46, Pool #G08737	2,878,112
2,201,741	3.00%, 1/1/47, Pool #G08741	2,146,593
1,320,014	3.00%, 2/1/47, Pool #G08747	1,287,459
24,478	4.00%, 9/1/47, Pool #Q50433	25,046
370,590	3.50%, 10/1/47, Pool #V83497	370,528
24,495	4.00%, 10/1/47, Pool #Q51189	25,064
273,617	3.50%, 11/1/47, Pool #Q52086	273,677
1,630,883	3.50%, 12/1/47, Pool #V83817	1,630,561
2,600,000	3.50%, 1/15/48, TBA	2,598,503
22,746	4.00%, 2/1/48, Pool #Q54192	23,275
521,756	4.00%, 5/1/48, Pool #Q55992	533,900

		31,878,483

Federal National Mortgage Association (12.9%)
1,600,000	2.50%, 1/25/32, TBA	1,562,531
3,500,000	3.50%, 1/25/32, TBA	3,542,040
4,773	4.50%, 7/1/33, Pool #720240	4,942
7,960	4.50%, 7/1/33, Pool #729327	8,275
8,926	4.50%, 8/1/33, Pool #727160	9,328
6,235	4.50%, 8/1/33, Pool #727029	6,482
14,624	4.50%, 8/1/33, Pool #726956	15,189
17,195	4.50%, 8/1/33, Pool #726928	17,963
6,785	4.50%, 8/1/33, Pool #723124	7,037
9,461	4.50%, 8/1/33, Pool #729713	9,817
45,935	4.50%, 8/1/33, Pool #729380	48,001
279,616	3.50%, 8/1/33, Pool #AL4227	283,909
33,349	4.50%, 9/1/33, Pool #727147	34,848
14,323	4.50%, 9/1/33, Pool #734922	14,966
45,425	4.50%, 12/1/33, Pool #AL5321	47,481
19,631	3.50%, 1/1/34, Pool #AS1614	19,996
154,467	3.50%, 1/1/34, Pool #AS1611	157,340
48,137	3.50%, 1/1/34, Pool #AS1406	49,033
102,812	3.50%, 1/1/34, Pool #AS1612	104,725
38,372	6.00%, 10/1/34, Pool #AL2130	42,075
81,687	4.50%, 9/1/35, Pool #AB8198	85,330
765,116	6.00%, 5/1/36, Pool #745512	834,714
370,594	6.00%, 1/1/37, Pool #932030	403,878
71,295	6.00%, 3/1/37, Pool #889506	77,774
99,637	6.00%, 1/1/38, Pool #889371	110,103
294,692	5.00%, 2/1/38, Pool #310165	312,867
34,146	6.00%, 3/1/38, Pool #889219	37,656
19,764	6.00%, 7/1/38, Pool #889733	21,279
113,271	4.50%, 3/1/39, Pool #AB0051	118,362
544,748	4.50%, 4/1/39, Pool #AB0043	569,390

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$193,444	5.00%, 6/1/39, Pool #AL7550	$205,382
523,293	5.00%, 6/1/39, Pool #AL7521	552,005
643,284	6.00%, 7/1/39, Pool #BF0030	708,569
135,105	6.00%, 5/1/40, Pool #AL2129	149,325
80,366	4.00%, 12/1/40, Pool #AA4757	82,637
11,748	6.00%, 1/1/42, Pool #AL2128	12,954
276,869	3.00%, 9/1/42, Pool #AB6126	272,397
107,536	3.50%, 9/1/42, Pool #AP4100	108,375
379,369	3.00%, 10/1/42, Pool #AB6504	373,066
224,993	3.00%, 10/1/42, Pool #AB6509	221,359
391,484	3.00%, 11/1/42, Pool #AB6976	384,979
2,858,536	3.50%, 11/1/42, Pool #AL2866	2,879,144
22,128	3.50%, 12/1/42, Pool #AQ9054	22,301
149,738	3.00%, 12/1/42, Pool #AB7282	147,285
777,075	3.00%, 1/1/43, Pool #AL3181	764,163
683,609	3.00%, 1/1/43, Pool #AB7586	672,182
132,869	3.50%, 1/1/43, Pool #AQ9328	133,903
255,459	3.00%, 2/1/43, Pool #AB7846	251,344
331,039	2.50%, 2/1/43, Pool #AB8465	313,996
26,544	3.50%, 2/1/43, Pool #AR1797	26,751
781,028	3.00%, 2/1/43, Pool #AT0223	767,784
32,164	3.50%, 3/1/43, Pool #AR6751	32,415
89,980	3.50%, 3/1/43, Pool #AL3409	90,683
33,949	3.50%, 3/1/43, Pool #AR7567	34,203
165,395	3.50%, 8/1/43, Pool #AL7261	166,683
368,311	3.00%, 9/1/43, Pool #AL5059	362,107
409,317	4.50%, 3/1/44, Pool #AL5082	426,201
451,123	3.00%, 6/1/44, Pool #AL7195	443,524
418,948	5.00%, 11/1/44, Pool #AL7307	444,828
39,878	4.00%, 12/1/44, Pool #AW9502	40,730
191,445	4.00%, 12/1/44, Pool #AX8459	196,466
22,691	4.00%, 12/1/44, Pool #AY0045	23,176
310,649	4.00%, 3/1/45, Pool #AL6541	318,795
102,061	3.50%, 3/1/45, Pool #AY5352	102,421
129,659	3.50%, 5/1/45, Pool #AY9324	130,116
107,419	3.00%, 5/1/45, Pool #AS4972	105,321
100,389	3.50%, 5/1/45, Pool #AY9074	100,768
117,042	3.50%, 5/1/45, Pool #AZ0727	117,472
121,884	3.50%, 5/1/45, Pool #AZ1192	122,344
149,983	4.00%, 5/1/45, Pool #AZ1207	153,099
63,677	4.00%, 5/1/45, Pool #AZ1876	65,231
154,824	3.50%, 5/1/45, Pool #AY9287	155,402
1,143,933	3.50%, 6/1/45, Pool #AY5622	1,148,141
68,964	4.00%, 6/1/45, Pool #AZ3341	70,647
47,524	5.00%, 6/1/45, Pool #AZ3448	49,785
56,784	4.00%, 6/1/45, Pool #AZ2719	58,170
390,269	4.00%, 6/1/45, Pool #AY8096	398,437
220,905	4.00%, 6/1/45, Pool #AY8126	225,460
197,128	3.50%, 7/1/45, Pool #AZ3198	197,843
274,934	4.00%, 7/1/45, Pool #AZ1783	280,615
329,398	4.00%, 7/1/45, Pool #AZ0833	337,417
28,361	3.50%, 7/1/45, Pool #AS5312	28,461
744,624	3.50%, 7/1/45, Pool #AZ0814	747,325
105,112	3.00%, 8/1/45, Pool #AZ8288	102,775
217,392	3.50%, 8/1/45, Pool #AY8424	218,169
45,956	3.00%, 8/1/45, Pool #AZ3728	45,048

See accompanying notes to the financial statements.

14

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$253,020	3.00%, 8/1/45, Pool #AS5634	$247,603
152,401	4.00%, 10/1/45, Pool #AL7413	156,369
780,901	4.00%, 10/1/45, Pool #AL7593	801,157
65,701	4.00%, 11/1/45, Pool #AZ0560	67,042
118,310	3.50%, 12/1/45, Pool #AL7890	118,721
100,581	4.00%, 12/1/45, Pool #BA6404	102,650
28,281	4.00%, 12/1/45, Pool #BC0997	28,863
60,132	4.00%, 12/1/45, Pool #AS6350	61,675
1,426,847	4.00%, 2/1/46, Pool #BC1578	1,455,899
43,409	4.00%, 2/1/46, Pool #BC2310	44,584
48,536	4.00%, 4/1/46, Pool #BC3920	49,511
61,862	4.00%, 4/1/46, Pool #BC7809	63,088
323,519	3.50%, 4/1/46, Pool #BC0823	324,458
28,608	4.00%, 5/1/46, Pool #BD0975	29,339
718,990	3.50%, 5/1/46, Pool #BC0880	721,078
18,714	4.00%, 5/1/46, Pool #BC2276	19,090
249,071	4.00%, 5/1/46, Pool #BC0909	255,625
19,833	4.00%, 6/1/46, Pool #BD3862	20,348
670,401	4.00%, 6/1/46, Pool #AL9282	683,985
469,553	4.00%, 6/1/46, Pool #BC0960	479,018
27,727	4.00%, 7/1/46, Pool #BD3861	28,435
693,853	3.50%, 7/1/46, Pool #AL9515	695,796
93,112	4.00%, 7/1/46, Pool #BC6148	94,951
248,471	4.00%, 7/1/46, Pool #BC1443	254,917
134,427	3.50%, 8/1/46, Pool #AL8970	134,628
115,290	4.00%, 8/1/46, Pool #BD1451	117,594
43,890	3.50%, 8/1/46, Pool #BD5247	44,006
258,549	4.00%, 8/1/46, Pool #BC1497	265,160
115,760	4.50%, 8/1/46, Pool #AL9111	120,529
241,175	3.50%, 8/1/46, Pool #AL8990	241,863
1,210,183	3.00%, 9/1/46, Pool #AS7844	1,180,646
1,409,691	3.00%, 9/1/46, Pool #BC2817	1,375,283
265,220	4.00%, 9/1/46, Pool #BC2843	271,979
70,614	3.50%, 9/1/46, Pool #BD7792	70,801
23,676	3.50%, 9/1/46, Pool #BD0711	23,719
124,101	4.00%, 9/1/46, Pool #BD1489	126,570
322,637	3.50%, 10/1/46, Pool #AL9285	323,489
225,113	4.00%, 10/1/46, Pool #BC4754	230,855
403,756	3.50%, 10/1/46, Pool #BC4760	404,803
1,169,893	3.00%, 10/1/46, Pool #AL9397	1,141,339
496,497	3.00%, 10/1/46, Pool #BC4764	484,225
44,312	4.00%, 10/1/46, Pool #BD7599	45,191
2,484,768	3.00%, 11/1/46, Pool #MA2806	2,423,349
168,255	3.50%, 11/1/46, Pool #BC9014	168,683
582,561	3.00%, 11/1/46, Pool #BM3627	572,407
61,777	3.50%, 12/1/46, Pool #BE5877	61,927
815,995	3.50%, 12/1/46, Pool #BC9077	818,069
1,626,278	3.50%, 12/1/46, Pool #BD8504	1,630,413
697,432	3.50%, 1/1/47, Pool #AL9776	699,242
39,810	3.50%, 1/1/47, Pool #BE7834	39,906
2,844,790	4.00%, 2/1/47, Pool #AL9779	2,913,700
193,333	3.50%, 2/1/47, Pool #BE5696	193,586
1,511,596	4.50%, 2/1/47, Pool #AL9846	1,573,870
95,163	2.50%, 4/1/47, Pool #BM3707	89,878
209,906	4.00%, 5/1/47, Pool #BM1277	214,747
21,793	4.00%, 6/1/47, Pool #BH4269	22,293
2,251,338	4.00%, 6/1/47, Pool #BE3702	2,295,745

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$151,882	4.00%, 7/1/47, Pool #AS9968	$155,289
837,302	3.50%, 7/1/47, Pool #BM3041	842,313
1,632,169	4.00%, 7/1/47, Pool #BE3774	1,664,322
23,341	4.00%, 12/1/47, Pool #BJ4279	23,882
39,845	4.00%, 12/1/47, Pool #BJ2132	40,769
47,021	4.00%, 1/1/48, Pool #BM2006	47,946
1,892,852	3.50%, 1/1/48, Pool #MA3238	1,892,994
488,078	3.50%, 1/1/48, Pool #CA1053	488,116
924,460	3.50%, 2/1/48, Pool #BJ3436	924,527
23,738	4.00%, 2/1/48, Pool #CA1199	24,288
209,469	3.00%, 3/1/48, Pool #BJ2997	204,283
24,682	4.00%, 3/1/48, Pool #BK1867	25,255
24,697	4.00%, 3/1/48, Pool #BK3214	25,270
23,492	4.00%, 4/1/48, Pool #BK2485	24,038
23,809	4.00%, 4/1/48, Pool #BK4838	24,362
680,137	4.00%, 4/1/48, Pool #MA3333	695,809
56,941	4.00%, 4/1/48, Pool #BK3836	58,262
106,403	4.00%, 4/1/48, Pool #CA1545	108,872
220,916	4.00%, 4/1/48, Pool #BM3700	225,968
23,385	4.00%, 4/1/48, Pool #BJ8805	23,928
196,531	4.00%, 5/1/48, Pool #BK4160	200,381
24,728	4.00%, 5/1/48, Pool #BK2527	25,303
143,697	4.00%, 5/1/48, Pool #BM3877	147,454
900,916	4.00%, 5/1/48, Pool #BJ2731	921,824
103,216	4.00%, 6/1/48, Pool #MA3384	105,238
1,582,354	3.00%, 6/1/48, Pool #MA3425	1,542,763
696,704	4.00%, 7/1/48, Pool #BK5328	710,354
375,026	4.50%, 7/1/48, Pool #BK7877	388,502
199,510	3.50%, 8/1/48, Pool #BK4778	199,530
293,767	4.50%, 10/25/48, Pool #BM4548	307,823
3,100,000	4.50%, 1/25/49, TBA	3,210,013

		67,551,885

Government National Mortgage Association (7.6%)
14,391	5.00%, 6/15/34, Pool #629493	15,233
9,204	5.00%, 3/15/38, Pool #676766	9,750
3,421	5.00%, 4/15/38, Pool #672672	3,585
15,203	5.00%, 8/15/38, Pool #687818	16,021
110,734	5.00%, 1/15/39, Pool #705997	117,391
234,183	5.00%, 3/15/39, Pool #646746	248,192
1,650	5.00%, 3/15/39, Pool #697946	1,749
265,753	4.00%, 10/15/40, Pool #783143	273,978
625,443	4.50%, 3/20/41, Pool #4978	656,310
221,128	4.50%, 5/20/41, Pool #005055	232,026
454,235	4.00%, 5/20/41, Pool #5054	469,170
202,400	4.50%, 6/15/41, Pool #366975	211,299
144,105	4.50%, 6/20/41, Pool #005082	151,198
513,461	4.00%, 10/20/41, Pool #5203	530,328
559,278	3.50%, 12/20/41, Pool #5258	566,217
988,617	4.00%, 1/20/42, Pool #5280	1,021,103
59,266	4.00%, 11/20/42, Pool #AB9233	61,282
401,835	3.00%, 12/20/42, Pool #AA5872	397,666
333,090	3.00%, 12/20/42, Pool #MA0624	330,768
59,588	3.00%, 1/20/43, Pool #MA0698	59,173
3,244,867	3.50%, 1/20/43, Pool #MA0699	3,281,832
716,628	3.50%, 2/20/43, Pool #MA0783	727,878
109,748	3.00%, 3/20/43, Pool #AD8812	108,676
262,051	3.00%, 3/20/43, Pool #AA6146	259,412

See accompanying notes to the financial statements.

15

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$90,855	3.50%, 3/20/43, Pool #AD8884	$91,917
605,599	3.50%, 4/20/43, Pool #783976	612,495
35,946	3.50%, 4/20/43, Pool #AB9891	36,413
95,896	3.50%, 4/20/43, Pool #AD9075	97,076
414,685	4.00%, 4/15/46, Pool #784232	425,746
98,574	3.00%, 5/20/46, Pool #MA3662	97,293
38,643	3.50%, 5/20/46, Pool #AS4272	38,912
28,369	3.50%, 5/20/46, Pool #AR9166	28,572
36,977	3.50%, 5/20/46, Pool #AR9028	37,242
91,003	3.00%, 6/20/46, Pool #MA3735	89,750
485,264	3.50%, 6/20/46, Pool #MA3736	488,847
144,900	3.50%, 6/20/46, Pool #AT4139	145,934
32,615	3.50%, 6/20/46, Pool #AT4134	32,847
45,322	3.50%, 6/20/46, Pool #AS4285	45,638
49,613	3.50%, 7/20/46, Pool #784391	50,181
268,990	3.50%, 7/20/46, Pool #MA3803	270,893
316,494	3.00%, 8/20/46, Pool #MA3873	312,135
895,115	3.00%, 9/20/46, Pool #MA3936	883,197
47,273	3.00%, 10/20/46, Pool #MA4003	46,608
287,067	3.00%, 11/20/46, Pool #MA4068	282,980
3,056,398	3.00%, 12/20/46, Pool #MA4126	3,012,406
420,715	4.00%, 1/15/47, Pool #AX5857	432,223
432,322	4.00%, 1/15/47, Pool #AX5831	443,265
748,931	3.00%, 1/20/47, Pool #MA4195	738,116
417,359	3.00%, 2/20/47, Pool #MA4261	411,325
417,770	4.00%, 4/20/47, Pool #784303	428,435
482,659	4.00%, 4/20/47, Pool #784304	495,033
78,130	4.00%, 5/20/47, Pool #MA4452	80,052
326,285	4.00%, 6/20/47, Pool #MA4511	334,315
4,808,933	3.50%, 9/20/47, Pool #MA4719	4,840,870
1,546,830	3.00%, 10/20/47, Pool #MA4777	1,523,785
188,471	3.00%, 11/20/47, Pool #MA4836	185,653
1,899,298	3.50%, 1/20/48, Pool #MA4962	1,911,912
329,176	3.00%, 1/20/48, Pool #MA4961	324,237
5,400,000	4.50%, 2/20/48, TBA	5,580,878
147,220	3.50%, 8/20/48, Pool #MA5397	148,197
1,296,344	4.00%, 9/20/48, Pool #MA5466	1,328,243
246,751	Class JA, Series 2015-H21, 2.50%, 6/20/65, Callable 5/20/21 @ 100	245,276

		36,329,134

Total U.S. Government Agency Mortgages (Cost $137,702,382)		135,759,502

U.S. Treasury Obligations (27.1%):
U.S. Treasury Bonds (3.8%)
3,535,000	2.50%, 2/15/46	3,191,442
3,368,000	3.00%, 5/15/47	3,353,528
726,000	2.75%, 11/15/47	686,949
11,272,000	3.38%, 11/15/48	12,053,995

		19,285,914

Shares or Principal Amount		Fair Value
U.S. Treasury Obligations, continued
U.S. Treasury Inflation Index Bonds (2.9%)
$4,732,814	1.38%, 2/15/44	$4,886,161
10,337,858	0.75%, 2/15/45	9,242,755
658,469	1.00%, 2/15/46	624,249

		14,753,165

U.S. Treasury Inflation Index Notes (3.7%)
3,567,986	0.25%, 1/15/25	3,416,839
7,945,467	0.63%, 1/15/26	7,734,334
5,245,162	0.13%, 7/15/26	4,924,585
2,585,797	0.38%, 7/15/27	2,453,158

		18,528,916

U.S. Treasury Notes (16.7%)
1,847,000	1.25%, 3/31/21	1,797,939
5,324,000	1.38%, 4/30/21	5,192,564
33,191,000	1.88%, 3/31/22	32,568,669
5,498,000	1.75%, 6/30/22	5,364,845
16,633,000	1.88%, 7/31/22	16,287,995
2,392,000	1.88%, 9/30/22	2,339,955
2,734,000	2.13%, 7/31/24	2,674,514
2,158,000	2.25%, 12/31/24	2,120,235
8,497,000	2.25%, 2/15/27	8,250,720
6,671,000	2.25%, 11/15/27	6,444,030

		83,041,466

Total U.S. Treasury Obligations (Cost $138,578,104)		135,609,461

Unaffiliated Investment Company (1.4%):
6,887,364	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 2.20%(e)	6,887,364

Total Unaffiliated Investment Company (Cost $6,887,364)		6,887,364

Short-Term Securities Held as Collateral for Securities on Loan (6.9%)(f)
Floating Rate Notes (0.5%)
1,259,000	Bedford Row Funding, 2.61%, 1/31/19	1,259,000
490,000	Bedford Row Funding, 2.72%, 8/15/19	490,000
504,000	HSBC Bank USA NA, 2.71%, 2/1/19	504,000

		2,253,000

Repurchase Agreements (1.5%)
7,547,647	RBC Dominion Securities Inc., 3.02%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $7,548,913, Collateralized by U.S. Government Agency Obligations, 3.00% - 7.00%, 10/1/25 - 10/20/48, fair value of $7,698,600	7,547,647

Miscellaneous Investments (4.9%)
24,799,840	Short-Term Investments(g)	24,799,840

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $34,600,487)		34,600,487

Total Investment Securities (Cost $562,342,832) — 109.3%(h)		547,875,143
Net other assets (liabilities) — (9.3)%		(47,408,143)

Net Assets — 100.0%		$500,467,000

Percentages indicated are based on net assets as of December 31, 2018.

GO—General Obligation

LIBOR—London Interbank Offered Rate

LIBOR01M—1 Month US Dollar LIBOR

MTN—Medium Term Note

See accompanying notes to the financial statements.

16

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2018

TBA—To Be Announced Security

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

USSW5—USD 5 Year Swap Rate

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2018. The total value of securities on loan as of December 31, 2018, was $33,155,391.

†	Represents less than 0.05%.

(a)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2018. The total of all such securities represent 0.00% of the net assets of the fund.

(b)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at December 31, 2018.

(d)	Defaulted bond.

(e)	The rate represents the effective yield at December 31, 2018.

(f)

Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(g)

Represents various short-term investments purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(h)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2018:

(Unaudited)

Country	Percentage

Argentina	0.3%
Australia	0.2%
Bermuda	0.2%
Canada	0.9%
Cayman Islands	0.2%
Chile	0.1%
Dominican Republic	0.3%
France	0.1%
Germany	0.5%
Guernsey	0.7%
Hong Kong	— %^
Ireland	0.9%

Country	Percentage
Italy	0.3%
Jersey	0.1%
Luxembourg	0.9%
Marshall Islands	— %^
Mexico	1.7%
Netherlands	1.5%
Turkey	0.2%
United Kingdom	2.0%
United States	88.8%
Virgin Islands, British	0.1%

100.0%

^	Represents less than 0.05%.

Securities Sold Short (-0.9%):

At December 31, 2018, the Fund’s securities sold short were as follows:

Security Description	Coupon Rate	Maturity Date	Par Amount	Proceeds Received	Fair Value	Unrealized Appreciation/ (Depreciation)

U.S. Government Agency Mortgages Federal National Mortgage Association
Federal National Mortgage Association, TBA	3.00%	1/25/49	$(2,400,000)	$(2,306,500)	$(2,339,290)	$(32,791)
Federal National Mortgage Association, TBA	3.50%	1/25/49	(1,700,000)	(1,689,547)	(1,699,701)	(10,154)

Government National Mortgage Association
Government National Mortgage Association, TBA	4.00%	1/20/49	(1,200,000)	(1,224,656)	(1,228,688)	(4,032)

				$(5,220,703)	$(5,267,679)	$(46,977)

See accompanying notes to the financial statements.

17

AZL Fidelity Institutional Asset Management Total Bond Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investment securities, at cost	$562,342,832

Investment securities, at value(a)	$547,875,143
Cash	16,776
Interest and dividends receivable	4,287,723
Receivable for investments sold	12,651,512
Prepaid expenses	6,218

Total Assets	564,837,372

Liabilities:
Payable for investments purchased	23,861,677
Payable for capital shares redeemed	289,508
Payable for collateral received on loaned securities	34,600,487
Securities sold short (Proceeds received $5,220,703)	5,267,679
Interest payable on securities sold short	7,682
Manager fees payable	214,883
Administration fees payable	10,590
Distribution fees payable	102,857
Custodian fees payable	926
Administrative and compliance services fees payable	1,192
Transfer agent fees payable	592
Trustee fees payable	457
Other accrued liabilities	11,842

Total Liabilities	64,370,372

Net Assets	$500,467,000

Net Assets Consist of:
Paid in capital	$513,256,119
Total distributable earnings/(losses)	(12,789,119)

Net Assets	$500,467,000

Class 1
Net Assets	$21,475,829
Shares of beneficial interest (unlimited number of shares authorized, no par value)	2,251,793
Net Asset Value (offering and redemption price per share)	$9.54

Class 2
Net Assets	$478,991,171
Shares of beneficial interest (unlimited number of shares authorized, no par value)	48,830,450
Net Asset Value (offering and redemption price per share)	$9.81

(a)	Includes securities on loan of $33,155,391.

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Interest	$18,636,988
Dividends	265,267
Income from securities lending	222,865
Foreign tax reclaims received	465

Total Investment Income	19,125,585

Expenses:
Manager fees	2,714,180
Administration fees	231,188
Distribution fees — Class 2	1,300,663
Custodian fees	15,188
Administrative and compliance services fees	8,236
Transfer agent fees	9,924
Trustee fees	25,794
Professional fees	24,349
Shareholder reports	16,040
Other expenses	10,009

Total expenses	4,355,571

Net Investment Income/(Loss)	14,770,014

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	(4,702,474)
Net realized gains/(losses) on securities sold short	82,706
Change in net unrealized appreciation/depreciation on securities	(17,968,006)
Change in net unrealized appreciation/depreciation on securities sold short	(45,945)

Net realized and Change in net unrealized gains/losses on investments	(22,633,719)

Change in Net Assets Resulting From Operations	$(7,863,705)

See accompanying notes to the financial statements.

18

AZL Fidelity Institutional Asset Management Total Bond Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$14,770,014	$11,741,844
Net realized gains/(losses) on investments	(4,619,768)	3,599,938
Change in unrealized appreciation/depreciation on investments	(18,013,951)	9,672,649

Change in net assets resulting from operations	(7,863,705)	25,014,431

Distributions to Shareholders:(a)
Class 1	(707,681)	(609,952)
Class 2	(14,621,912)	(13,382,351)

Change in net assets resulting from distributions to shareholders	(15,329,593)	(13,992,303)

Capital Transactions:
Class 1
Proceeds from shares issued	907,880	573,881
Proceeds from dividends reinvested	707,681	609,952
Value of shares redeemed	(3,245,300)	(3,595,755)

Total Class 1 Shares	(1,629,739)	(2,411,922)

Class 2
Proceeds from shares issued	10,368,064	11,883,572
Proceeds from dividends reinvested	14,621,912	13,382,351
Value of shares redeemed	(76,454,314)	(51,318,244)

Total Class 2 Shares	(51,464,338)	(26,052,321)

Change in net assets resulting from capital transactions	(53,094,077)	(28,464,243)

Change in net assets	(76,287,375)	(17,442,115)
Net Assets:(a)
Beginning of period	576,754,375	594,196,490

End of period	$500,467,000	$576,754,375

Share Transactions:
Class 1
Shares issued	93,143	57,427
Dividends reinvested	75,046	61,302
Shares redeemed	(333,055)	(360,782)

Total Class 1 Shares	(164,866)	(242,053)

Class 2
Shares issued	1,034,907	1,161,305
Dividends reinvested	1,505,861	1,309,428
Shares redeemed	(7,711,888)	(4,993,336)

Total Class 2 Shares	(5,171,120)	(2,522,603)

Change in shares	(5,335,986)	(2,764,656)

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in Notes to the Financial Statements.

See accompanying notes to the financial statements.

19

AZL Fidelity Institutional Asset Management Total Bond Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2018	2017	2016*		2015	2014

Class 1

Net Asset Value, Beginning of Period	$9.96	$9.77	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.32	0.23	0.24
Net Realized and Unrealized Gains/(Losses) on Investments	(0.42)	0.21	(0.47)

Total from Investment Activities	(0.10)	0.44	(0.23)

Distributions to Shareholders From:
Net Investment Income	(0.32)	(0.25)	—

Total Dividends	(0.32)	(0.25)	—

Net Asset Value, End of Period	$9.54	$9.96	$9.77

Total Return(a)	(1.00)%	4.55%	(2.30	)%(b)

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$21,476	$24,077	$25,981
Net Investment Income/(Loss)(c)	2.96%	2.23%	3.03%
Expenses Before Reductions(c)(d)	0.56%	0.56%	0.59%
Expenses Net of Reductions(c)	0.56%	0.56%	0.59%
Portfolio Turnover Rate(e)	38%	81%	119%

Class 2

Net Asset Value, Beginning of Period	$10.23	$10.05	$9.85		$10.14	$9.78

Investment Activities:
Net Investment Income/(Loss)	0.31	0.22	0.26		0.31	0.18
Net Realized and Unrealized Gains/(Losses) on Investments	(0.44)	0.21	0.29		(0.40)	0.34

Total from Investment Activities	(0.13)	0.43	0.55		(0.09)	0.52

Distributions to Shareholders From:
Net Investment Income	(0.29)	(0.25)	(0.34)		(0.20)	(0.16)
Net Realized Gains	—	—	(0.01)		—	—

Total Dividends	(0.29)	(0.25)	(0.35)		(0.20)	(0.16)

Net Asset Value, End of Period	$9.81	$10.23	$10.05		$9.85	$10.14

Total Return(a)	(1.25)%	4.28%	5.51%		(0.89)%	5.37%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$478,991	$552,678	$568,216		$433,205	$457,287
Net Investment Income/(Loss)	2.71%	1.98%	3.06%		2.93%	2.11%
Expenses Before Reductions(d)	0.81%	0.81%	0.83%		0.82%	0.81%
Expenses Net of Reductions	0.81%	0.81%	0.83%		0.82%	0.81%
Portfolio Turnover Rate(e)	38%	81%	119%		123%	421%

*	Class 1 activity is for the period October 31, 2016 (commencement of operations) to December 31, 2016.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

See accompanying notes to the financial statements.

20

AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 22 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Fidelity Institutional Asset Management Total Bond Fund (formerly, AZL Pyramis® Total Bond Fund) (the “Fund”), and 21 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When the Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.

21

AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2018

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2018 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested in short-term investments that have a remaining maturity of 397 days or less, similar to investments held in compliance with Rule 2a-7 under the 1940 Act. Included in short-term investments may be investments in overnight repurchase agreements that are collateralized at 102% with securities issued by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government, or other approved issuers. The securities purchased with cash collateral received are reflected in the Fund’s Schedule of Portfolio Investments under Short-Term Securities Held as Collateral for Securities on Loan. Short-term securities held as collateral for securities on loan are valued at amortized cost which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security. These are typically categorized as Level 2 in the fair value hierarchy, as defined in Note 4. Income earned on these investments is included in “Income from securities lending” on the Statement of Operations.

The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $21,967 during the year ended December 31, 2018. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $34,562,976 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2018. At December 31, 2018, there were no master netting provisions in the securities lending agreement.

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2018, no collateral had been posted by the Fund to counterparties for TBAs.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The

22

AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2018

transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management does not believe that adoption of ASU 2017-08 will materially impact the Fund’s financial statements.

In August 2018, FASB issued ASU No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017

Distributions to Shareholders:
From net investment income
Class 1	$(609,952)
Class 2	(13,382,351)
From net realized gains
Class 1	—
Class 2	—

Change in net assets resulting from distributions to shareholders	$(13,992,303)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with FIAM LLC (“FIAM”), FIAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2020.

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	0.50%	0.70%

AZL Fidelity Institutional Asset Management Total Bond Fund Class 2	0.50%	0.95%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2018, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is

23

AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2018

based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $4,340 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stock+	$98	$—	$—		$98
Warrant	—	38	—		38
Asset Backed Securities	—	6,504,027	—		6,504,027
Collateralized Mortgage Obligations	—	13,082,729	—		13,082,729
Corporate Bonds+	—	150,397,322	—	#	150,397,322
Yankee Dollars+	—	56,584,575	—		56,584,575

24

AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2018

Investment Securities:	Level 1	Level 2	Level 3	Total

Municipal Bonds	$—	$8,449,540	$—	$8,449,540
U.S. Government Agency Mortgages	—	135,759,502	—	135,759,502
U.S. Treasury Obligations	—	135,609,461	—	135,609,461
Short-Term Securities Held as Collateral for Securities on Loan	—	34,600,487	—	34,600,487
Unaffiliated Investment Company	6,887,364	—	—	6,887,364

Total Investment Securities	6,887,462	540,987,681	—	547,875,143

Securities Sold Short	—	(5,267,679)	—	(5,267,679)

Total Investments	$6,887,462	$535,720,002	$—	$542,607,464

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Fidelity Institutional Asset Management Total Bond Fund	$197,410,171	$231,136,634

For the year ended December 31, 2018, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL Fidelity Institutional Asset Management Total Bond Fund	$120,653,820	$159,788,815

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Mortgage-Related and Other Asset-Backed Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Short Sale Risk: The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

25

AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2018

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $557,309,519. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$2,276,703
Unrealized (depreciation)	(16,978,758)

Net unrealized appreciation/(depreciation)	$(14,702,055)

As of the end of its tax year ended December 31, 2018, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL Fidelity Institutional Asset Management Total Bond Fund	$8,420,981	$4,436,088	$12,857,069

As of the latest tax year end, December 31, 2018, the tax character of dividends paid to shareholders was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Fidelity Institutional Asset Management Total Bond Fund	$15,329,593	$—	$15,329,593

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of the latest tax year end, December 31, 2017, the tax character of dividends paid to shareholders was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Fidelity Institutional Asset Management Total Bond Fund	$13,992,303	$—	$13,992,303

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Fidelity Institutional Asset Management Total Bond Fund	$14,770,005	$—	$(12,857,069)	$(14,702,055)	$(12,789,119)

(a) The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership of 70% of the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Fidelity Institutional Asset Management Total Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Fidelity Institutional Asset Management Total Bond Fund (formerly known as AZL Pyramis Total Bond Fund) (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Agreements were approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the

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Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the one-year period ended June 30, 2018, eight Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2018, 10 Funds were in the top 40%, three were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2018, five Funds were in the top 40%, three were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, the AZL Russell 1000 Value Index Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund, respectively, on September 12, 2018, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers.

For the AZL Russell 1000 Value Index Fund, the Board understood that the peer groups utilized for performance ranking by Lipper include both active and passive funds. The Board also understood that an index fund’s performance generally should be judged based upon how closely the Fund’s performance matches the performance of the Fund’s benchmark index. The Board quarterly receives information regarding index attribution (performance versus benchmark index) for the AZL Russell 1000 Value Index Fund, and the Board found the performance of the Fund by that measure to be satisfactory. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 22 Funds reviewed by the Board in the fall of 2018, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 22 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); (2) for the AZL BlackRock Global Allocation Fund, the AZL Enhanced Bond Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, although the management fee ranked below the 65th percentile, the Manager proposed increasing the temporary management fee waiver by one basis point due to lower subadvisory fees negotiated by the Manager; and (4) for the AZL Russell 1000 Value Index Fund, the AZL Russell 1000 Growth Fund, and the AZL MetWest Total Return Bond Fund, the Manager recommended increasing a temporary management fee waiver by one basis point for the Russell Funds and by five basis points for the MetWest Fund. Increasing the temporary management fee waivers effectively decreases the management fee paid by a fund.

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The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2017, were approximately $17.4 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for four Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL® Gateway Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Gateway Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Gateway Fund and Gateway Investment Advisers, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® Gateway Fund (the “Fund”) returned -4.65%. That compared to a -4.38% total return for its benchmark, the S&P 500 Index1. The Fund’s performance reflects its hedged-equity strategy, which seeks to reduce wide swings in the portfolio’s value that can be caused by stock market volatility.

The Fund seeks to capture the majority of the returns expected with equity market investments while also providing less risk. To accomplish this, the Fund invests in a diversified portfolio of common stocks. In addition, the Fund sells index call options in order to lower volatility and generate cash flow; the Fund then uses a portion of this cash flow to purchase index put options, which helps mitigate any sharp, sudden price declines in the equity portfolio.*

The year began and ended with significant market volatility. Rising interest rates sparked investor concerns early in the year, causing the market to dip. Equities rallied mid-year amid strong corporate earnings. However, volatility returned in the fourth quarter. A drop in oil prices, downward revisions of earnings growth estimates and concerns about tightening monetary policy by the Federal Reserve Board drove the S&P 500 Index (S&P 500) down 13.52% in the final months of 2018.

The Fund slightly underperformed its primary benchmark for the year. Throughout 2018, the Fund’s two-part option strategy helped it participate in equity gains during market advances while also mitigating losses during market declines. The Fund returned 1.28% through January 26, lagging the S&P 500 as the market advanced at an above-average rate with low implied volatility. The Fund then delivered downside protection from January 26 through February 8, declining 4.74%–less than half the loss of the S&P 500 during the same period. The Fund ended the first quarter with a return of -2.63%, narrowing January’s underperformance gap, but not enough to outpace the S&P 500 for the quarter. From March 31 through September 30, the Fund returned 6.09%, capturing more than half the return of its benchmark over the same period. In the fourth quarter, the Fund declined 7.70%, nearly half the loss of its benchmark.*

Despite steep equity market declines in the first and fourth quarters, implied volatility levels were relatively subdued for most of the year. As measured by the Chicago Board Options Exchange Volatility Index (the VIX)2, implied volatility averaged 16.64 for 2018. While higher than its 2017 average of 11.09, the VIX still fell below its long-term average of 19.27. The closing low for the VIX occurred in January when it dipped to 9.15; the sharp equity market correction then drove the VIX to its 2018 closing high of 37.32 in early February. Even in the tumultuous fourth quarter, it did not breach 30 until December 21.

The Fund’s equity portfolio returned -3.92% for the year, a performance differential of positive 46 basis points (0.46%) versus the S&P 500. Consistent with its investment objective, the measured risk of the Fund was low relative to the U.S. equity market, as its standard deviation3 for 2018 was 8.69% versus 17.06% for the S&P 500.*

The Fund held derivatives in the form of equity index options, which proved beneficial to the Fund. The options produced loss-mitigating gains during market declines and lowered the standard deviation of the Fund’s returns relative to the S&P 500.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	Chicago Board Options Exchange Market Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by the S&P 500 Index options.
[3]	Standard Deviation is a statistical measure of the degree to which an individual value in a probability distribution tends to vary from the mean of the distribution.

1

AZL® Gateway Fund Review (Unaudited)

Fund Objective
The Fund’s investment objective is to seek to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a broadly diversified portfolio of common stocks, while also selling index call options.
Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.
For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

				Since
	1	3	5	Inception
	Year	Year	Year	(4/30/10)
AZL® Gateway Fund	-4.65%	3.05%	2.84%	3.66%
S&P 500 Index	-4.38%	9.26%	8.49%	11.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Gateway Fund	1.10%

The above expense ratio is based on the current Fund prospectus dated May 1, 2018. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.25% through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index, an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, which is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Gateway Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Gateway Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL Gateway Fund	$1,000.00	$956.40	$5.42	1.10%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL Gateway Fund	$1,000.00	$1,019.66	$5.60	1.10%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Information Technology	19.3%

Health Care	14.6

Financials	12.4

Communication Services	9.9

Consumer Discretionary	9.5

Industrials	9.4

Consumer Staples	7.2

Energy	5.2

Utilities	3.4

Real Estate	2.3

Materials	2.0

Total Common Stocks	95.2

Money Markets	6.1

Purchased Put Options	0.6

Total Investment Securities	101.9

Net other assets (liabilities)	(1.9)

Net Assets	100.0%

3

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks+ (95.2%):
Aerospace & Defense (2.3%):
4,318	Boeing Co. (The)	$1,392,555
1,094	Huntington Ingalls Industries, Inc.	208,199
4,684	Raytheon Co.	718,291
809	TransDigm Group, Inc.*	275,109
7,310	United Technologies Corp.	778,369

		3,372,523

Air Freight & Logistics (0.5%):
7,389	United Parcel Service, Inc., Class B	720,649
838	XPO Logistics, Inc.*	47,800

		768,449

Airlines (0.5%):
1,962	Alaska Air Group, Inc.	119,388
6,245	American Airlines Group, Inc.	200,527
5,240	JetBlue Airways Corp.*	84,154
3,142	United Continental Holdings, Inc.*	263,080

		667,149

Auto Components (0.1%):
750	Adient plc	11,295
890	Autoliv, Inc.	62,505
1,060	Cooper Tire & Rubber Co.	34,270
767	Garrett Motion, Inc.*	9,465
910	Veoneer, Inc.*	21,449

		138,984

Automobiles (0.3%):
45,902	Ford Motor Co.	351,151
308	Tesla Inc.*	102,502

		453,653

Banks (5.8%):
6,563	Associated Banc-Corp	129,882
76,346	Bank of America Corp.	1,881,165
21,841	Citigroup, Inc.	1,137,042
1,057	First Republic Bank	91,853
25,194	Huntington Bancshares, Inc.	300,312
25,796	JPMorgan Chase & Co.	2,518,205
6,739	Old National Bancorp	103,781
1,190	Signature Bank	122,344
978	SVB Financial Group*	185,742
16,239	U.S. Bancorp	742,122
32,144	Wells Fargo & Co.	1,481,196

		8,693,644

Beverages (2.2%):
32,271	Coca-Cola Co. (The)	1,528,032
4,602	Monster Beverage Corp.*	226,510
13,120	PepsiCo, Inc.	1,449,498

		3,204,040

Biotechnology (3.0%):
11,312	AbbVie, Inc.	1,042,854
2,395	Alexion Pharmaceuticals, Inc.*	233,177
5,576	Amgen, Inc.	1,085,481
1,610	Biogen, Inc.*	484,481
6,672	Celgene Corp.*	427,608
9,955	Gilead Sciences, Inc.	622,685
800	Seattle Genetics, Inc.*	45,328
887	Shire plc, ADR	154,373

Shares		Fair Value
Common Stocks+, continued
Biotechnology, continued
524	Tesaro, Inc.*	$38,907
2,216	Vertex Pharmaceuticals, Inc.*	367,213

		4,502,107

Building Products (0.4%):
4,258	Fortune Brands Home & Security, Inc.	161,761
7,619	Johnson Controls International plc	225,904
691	Lennox International, Inc.	151,232
1,287	Resideo Technologies, Inc.*	26,448

		565,345

Capital Markets (2.0%):
12,521	Charles Schwab Corp. (The)	519,997
4,163	Eaton Vance Corp.	146,454
3,745	Goldman Sachs Group, Inc. (The)	625,603
7,707	Intercontinental Exchange, Inc.	580,568
2,700	Legg Mason, Inc.	68,877
15,401	Morgan Stanley	610,650
1,564	MSCI Inc., Class A	230,581
2,217	TD Ameritrade Holding Corp.	108,544
2,393	Waddell & Reed Financial, Inc., Class A	43,265

		2,934,539

Chemicals (1.5%):
332	AdvanSix, Inc.*	8,081
2,113	Ashland Global Holdings, Inc.	149,938
1,212	Celanese Corp., Series A	109,044
1,074	Chemours Co. (The)	30,308
19,443	DowDuPont, Inc.	1,039,812
3,063	Eastman Chemical Co.	223,936
683	Ingevity Corp.*	57,160
3,969	LyondellBasell Industries NV, Class A	330,062
1,723	Olin Corp.	34,650
3,223	RPM International, Inc.	189,448
4,667	Valvoline, Inc.	90,306

		2,262,745

Commercial Services & Supplies (0.5%):
1,871	Copart, Inc.*	89,396
1,871	Waste Connections, Inc.	138,922
5,915	Waste Management, Inc.	526,376

		754,694

Communications Equipment (1.4%):
443	Arista Networks, Inc.*	93,340
36,603	Cisco Systems, Inc.	1,586,007
2,164	Motorola Solutions, Inc.	248,947
448	Palo Alto Networks, Inc.*	84,381

		2,012,675

Consumer Finance (0.3%):
2,419	Ally Financial, Inc.	54,815
5,710	Discover Financial Services	336,775

		391,590

Containers & Packaging (0.3%):
2,300	Avery Dennison Corp.	206,610
2,596	Sonoco Products Co.	137,925
4,183	WestRock Co.	157,950

		502,485

See accompanying notes to the financial statements.

4

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks+, continued
Distributors (0.2%):
2,806	Genuine Parts Co.	$269,432

Diversified Financial Services (2.1%):
15,383	Berkshire Hathaway, Inc., Class B*	3,140,901

Diversified Telecommunication Services (2.1%):
52,210	AT&T, Inc.	1,490,073
27,921	Verizon Communications, Inc.	1,569,719

		3,059,792

Electric Utilities (1.8%):
11,382	Alliant Energy Corp.	480,890
12,558	American Electric Power Co., Inc.	938,585
9,820	Duke Energy Corp.	847,466
2,484	Evergy, Inc.	141,017
1,812	Hawaiian Electric Industries, Inc.	66,355
3,496	OGE Energy Corp.	137,008

		2,611,321

Electrical Equipment (0.5%):
4,195	Eaton Corp. plc	288,029
6,425	Emerson Electric Co.	383,894
720	Hubbell, Inc.	71,525
1,517	nVent Electric plc	34,072

		777,520

Electronic Equipment, Instruments & Components (0.4%):
11,143	Corning, Inc.	336,630
4,202	TE Connectivity, Ltd.	317,797

		654,427

Energy Equipment & Services (0.7%):
5,381	Baker Hughes, a GE Co.	115,692
9,292	Halliburton Co.	246,981
5,621	Patterson-UTI Energy, Inc.	58,177
13,653	Schlumberger, Ltd.	492,600

		913,450

Entertainment (1.8%):
6,615	Activision Blizzard, Inc.	308,061
1,116	Live Nation, Inc.*	54,963
3,281	Netflix, Inc.*	878,192
1,127	Take-Two Interactive Software, Inc.*	116,013
11,831	Walt Disney Co. (The)	1,297,270

		2,654,499

Equity Real Estate Investment Trusts (2.3%):
3,601	Camden Property Trust	317,068
3,340	Digital Realty Trust, Inc.	355,877
12,451	Duke Realty Corp.	322,481
4,057	Extra Space Storage, Inc.	367,077
4,691	Healthcare Realty Trust, Inc.	133,412
4,137	Kilroy Realty Corp.	260,135
5,023	Liberty Property Trust	210,363
4,966	Mack-Cali Realty Corp.	97,284
3,099	Parks Hotels & Resorts, Inc.	80,512
6,583	Regency Centers Corp.	386,290
4,083	Sabra Health Care REIT, Inc.	67,288
5,304	Senior Housing Properties Trust	62,163
11,464	UDR, Inc.	454,204
5,777	Ventas, Inc.	338,474

		3,452,628

Shares		Fair Value
Common Stocks+, continued
Food & Staples Retailing (1.3%):
10,713	Walgreens Boots Alliance, Inc.	$732,019
12,607	Wal-Mart Stores, Inc.	1,174,342

		1,906,361

Food Products (1.0%):
1,658	Bunge, Ltd.	88,604
7,668	Conagra Brands, Inc.	163,788
1,234	Ingredion, Inc.	112,788
5,848	Kraft Heinz Co. (The)	251,698
2,252	Lamb Weston Holdings, Inc.	165,657
14,961	Mondelez International, Inc., Class A	598,889

		1,381,424

Gas Utilities (0.1%):
1,778	National Fuel Gas Co.	90,998

Health Care Equipment & Supplies (3.1%):
14,283	Abbott Laboratories	1,033,089
900	Align Technology, Inc.*	188,487
6,275	Baxter International, Inc.	413,021
12,047	Boston Scientific Corp.*	425,741
5,501	Hologic, Inc.*	226,091
1,107	Intuitive Surgical, Inc.*	530,164
16,067	Medtronic plc	1,461,454
2,088	ResMed, Inc.	237,761
462	Teleflex, Inc.	119,418

		4,635,226

Health Care Providers & Services (3.0%):
2,701	Anthem, Inc.	709,364
1,415	Cigna Corp.	268,737
11,131	CVS Health Corp.	729,303
3,035	HCA Healthcare, Inc.	377,706
3,253	Patterson Cos., Inc.	63,954
1,991	Quest Diagnostics, Inc.	165,791
7,827	UnitedHealth Group, Inc.	1,949,861
1,342	Universal Health Services, Inc., Class B	156,424

		4,421,140

Health Care Technology (0.1%):
884	Veeva Systems, Inc., Class A*	78,959

Hotels, Restaurants & Leisure (1.7%):
636	Domino’s Pizza, Inc.	157,722
1,932	Hilton Grand Vacations, Inc.*	50,985
5,050	Hilton Worldwide Holdings, Inc.	362,590
1,165	Las Vegas Sands Corp.	60,638
7,419	McDonald’s Corp.	1,317,392
1,457	Melco Resorts & Entertainment, Ltd., ADR	25,672
7,611	MGM Resorts International	184,643
1,742	Restaurant Brands International, Inc.	91,018
754	Vail Resorts, Inc.	158,958
7,419	Wendy’s Co. (The)	115,811

		2,525,429

Household Durables (0.4%):
6,147	Newell Brands, Inc.	114,273
51	NVR, Inc.*	124,286
5,462	Toll Brothers, Inc.	179,864
936	Tupperware Brands Corp.	29,550
966	Whirlpool Corp.	103,236

		551,209

See accompanying notes to the financial statements.

5

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks+, continued
Household Products (1.7%):
10,846	Colgate-Palmolive Co.	$645,554
19,829	Procter & Gamble Co. (The)	1,822,682

		2,468,236

Industrial Conglomerates (1.7%):
4,991	3M Co., Class C	950,985
64,554	General Electric Co.	488,674
7,726	Honeywell International, Inc.	1,020,759

		2,460,418

Insurance (1.9%):
10,071	Aflac, Inc.	458,835
4,937	Allstate Corp. (The)	407,944
2,813	American Financial Group, Inc.	254,661
8,956	American International Group, Inc.	352,956
3,356	Aon plc	487,828
9,191	Arch Capital Group, Ltd.*	245,583
5,496	Arthur J. Gallagher & Co.	405,055
2,347	FNF Group	73,790
5,157	Lincoln National Corp.	264,606

		2,951,258

Interactive Media & Services (4.6%):
1,223	Alphabet, Inc., Class A*	1,277,986
3,149	Alphabet, Inc., Class C*	3,261,135
279	Baidu, Inc., ADR*	44,249
17,528	Facebook, Inc., Class A*	2,297,745
739	Zillow Group, Inc., Class C*	23,338

		6,904,453

Internet & Direct Marketing Retail (3.5%):
2,906	Amazon.com, Inc.*	4,364,725
366	Booking Holdings, Inc.*	630,406
8,591	eBay, Inc.*	241,149
148	MercadoLibre, Inc.*	43,342

		5,279,622

IT Services (4.2%):
3,442	Automatic Data Processing, Inc.	451,315
630	Black Knight, Inc.*	28,388
2,351	Broadridge Financial Solutions, Inc.	226,284
5,988	Cognizant Technology Solutions Corp., Class A	380,118
4,392	Fidelity National Information Services, Inc.	450,400
831	FleetCor Technologies, Inc.*	154,333
7,257	International Business Machines Corp.	824,903
485	Jack Henry & Associates, Inc.	61,362
3,953	Paychex, Inc.	257,538
10,527	PayPal Holdings, Inc.*	885,215
2,013	VeriSign, Inc.*	298,508
15,383	Visa, Inc., Class A	2,029,633
7,050	Western Union Co.	120,273

		6,168,270

Leisure Products (0.1%):
7,797	Mattel, Inc.*	77,892
707	Polaris Industries, Inc.	54,213

		132,105

Life Sciences Tools & Services (0.3%):
1,323	Illumina, Inc.*	396,807

Shares		Fair Value
Common Stocks+, continued
Machinery (1.7%):
5,312	Caterpillar, Inc.	$674,997
2,149	Cummins, Inc.	287,192
3,222	Deere & Co.	480,626
2,474	Parker Hannifin Corp.	368,972
3,823	Pentair plc	144,433
1,135	Snap-On, Inc.	164,904
2,646	Stanley Black & Decker, Inc.	316,832
1,264	Timken Co.	47,172

		2,485,128

Media (1.3%):
35,906	Comcast Corp., Class A	1,222,598
1,928	Liberty Broadband Corp., Class C*	138,874
3,626	Liberty Global plc, Class C*	74,841
1,725	Liberty Latin America, Ltd.*	25,133
3,810	News Corp., Class B	44,006
3,570	Omnicom Group, Inc.	261,467
24,934	Sirius XM Holdings, Inc.	142,373

		1,909,292

Metals & Mining (0.2%):
3,284	Southern Copper Corp.	101,049
3,813	Steel Dynamics, Inc.	114,543
1,116	Worthington Industries, Inc.	38,881

		254,473

Mortgage Real Estate Investment Trusts (0.3%):
12,137	AGNC Investment Corp.	212,883
23,250	Annaly Capital Management, Inc.	228,315

		441,198

Multiline Retail (0.4%):
2,942	Nordstrom, Inc.	137,127
6,741	Target Corp.	445,512

		582,639

Multi-Utilities (1.5%):
7,454	Ameren Corp.	486,224
11,577	CenterPoint Energy, Inc.	326,819
5,068	Consolidated Edison, Inc.	387,499
7,085	Public Service Enterprise Group, Inc.	368,774
10,065	WEC Energy Group, Inc.	697,103

		2,266,419

Oil, Gas & Consumable Fuels (4.5%):
2,341	Cheniere Energy, Inc.*	138,564
14,586	Chevron Corp.	1,586,811
3,761	Concho Resources, Inc.*	386,593
13,196	ConocoPhillips	822,771
4,782	Continental Resources, Inc.*	192,189
30,281	Exxon Mobil Corp.	2,064,861
9,066	Gulfport Energy Corp.*	59,382
2,635	HollyFrontier Corp.	134,701
8,624	Occidental Petroleum Corp.	529,341
5,298	ONEOK, Inc.	285,827
4,204	Phillips 66	362,175
1,472	Targa Resources Corp.	53,021

		6,616,236

Personal Products (0.1%):
1,094	Herbalife Nutrition, Ltd.*	64,492

See accompanying notes to the financial statements.

6

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks+, continued
Pharmaceuticals (5.1%):
3,356	Allergan plc	$448,563
11,361	Bristol-Myers Squibb Co.	590,545
7,247	Eli Lilly & Co.	838,623
533	Jazz Pharmaceuticals plc*	66,071
18,977	Johnson & Johnson Co.	2,448,981
19,535	Merck & Co., Inc.	1,492,669
41,676	Pfizer, Inc.	1,819,157

		7,704,609

Professional Services (0.4%):
988	Dun & Bradstreet Corp.	141,027
934	ManpowerGroup, Inc.	60,523
3,646	Verisk Analytics, Inc.*	397,560

		599,110

Road & Rail (0.8%):
2,812	Avis Budget Group, Inc.*	63,214
1,202	Canadian Pacific Railway, Ltd.	213,498
9,909	CSX Corp.	615,646
3,212	Hertz Global Holdings, Inc.*	43,844
2,178	Old Dominion Freight Line, Inc.	268,961

		1,205,163

Semiconductors & Semiconductor Equipment (3.6%):
8,070	Advanced Micro Devices, Inc.*	148,972
4,292	Analog Devices, Inc.	368,382
13,018	Applied Materials, Inc.	426,209
33,091	Intel Corp.	1,552,961
3,216	Microchip Technology, Inc.	231,295
7,990	Micron Technology, Inc.*	253,523
4,211	NVIDIA Corp.	562,169
11,089	QUALCOMM, Inc.	631,075
3,003	Skyworks Solutions, Inc.	201,261
4,087	Teradyne, Inc.	128,250
8,454	Texas Instruments, Inc.	798,903

		5,303,000

Software (6.2%):
4,818	Adobe Systems, Inc.*	1,090,024
1,474	ANSYS, Inc.*	210,694
7,115	Cadence Design Systems, Inc.*	309,360
1,108	Check Point Software Technologies, Ltd.*	113,736
703	Dell Technologies, Inc., Class V*	62,067
2,653	Fortinet, Inc.*	186,851
52,978	Microsoft Corp.	5,380,975
6,789	Nuance Communications, Inc.*	89,818
23,432	Oracle Corp.	1,057,955
1,971	PTC, Inc.*	163,396
1,388	ServiceNow, Inc.*	247,133
7,713	Symantec Corp.	145,737
950	VMware, Inc., Class A	130,274
783	Workday, Inc., Class A*	125,029

		9,313,049

Specialty Retail (2.4%):
4,882	American Eagle Outfitters, Inc.	94,369
2,167	Foot Locker, Inc.	115,284
4,510	Gap, Inc. (The)	116,178
10,677	Home Depot, Inc. (The)	1,834,522
3,559	L Brands, Inc.	91,360

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks+, continued
Specialty Retail, continued
6,961	Lowe’s Cos., Inc.	$642,918
1,566	Tiffany & Co.	126,079
12,434	TJX Cos., Inc. (The)	556,297

		3,577,007

Technology Hardware, Storage & Peripherals (3.5%):
32,874	Apple, Inc.	5,185,545

Textiles, Apparel & Luxury Goods (0.4%):
1,150	Lululemon Athletica, Inc.*	139,852
4,048	Michael Kors Holdings, Ltd.*	153,501
12,843	Under Armour, Inc., Class A*	226,936
2,184	Under Armour, Inc., Class C*	35,315

		555,604

Tobacco (0.9%):
12,168	Altria Group, Inc.	600,978
10,727	Philip Morris International, Inc.	716,134
1,164	Vector Group, Ltd.	11,326

		1,328,438

Trading Companies & Distributors (0.1%):
1,357	GATX Corp.	96,089

Wireless Telecommunication Services (0.1%):
2,648	Sprint Corp.*	15,411
1,372	T-Mobile US, Inc.*	87,273

		102,684

Total Common Stocks (Cost $98,758,212)		140,700,682

Purchased Options (0.6%):
Total Purchased Options (Cost $1,456,758)		987,940

Unaffiliated Investment Company (6.1%):
8,516,513	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 2.20%(a)	8,516,513

Total Unaffiliated Investment Company (Cost $8,516,513)		8,516,513

Total Investment Securities (Cost $108,731,483) — 101.9%(b)		150,205,135
Net other assets (liabilities) — (1.9)%		(2,413,273)

Net Assets — 100.0%		$147,791,862

See accompanying notes to the financial statements.

7

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2018

Percentages indicated are based on net assets as of December 31, 2018.

ADR—American Depositary Receipt

*	Non-income producing security.

+	All or a portion of each common stock has been pledged as collateral for outstanding call options written.

(a)	The rate represents the effective yield at December 31, 2018.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

At December 31, 2018, the Fund’s exchange traded options purchased were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Fair Value
S&P 500 Index	Put	2225.00 USD	1/22/19	82	$182,450	$35,670
S&P 500 Index	Put	2125.00 USD	2/19/19	73	155,125	60,225
S&P 500 Index	Put	2250.00 USD	2/19/19	77	173,250	135,905
S&P 500 Index	Put	2325.00 USD	2/19/19	62	144,150	173,290
S&P 500 Index	Put	2375.00 USD	2/19/19	66	156,750	248,160
S&P 500 Index	Put	2200.00 USD	3/18/19	73	160,600	163,885
S&P 500 Index	Put	2250.00 USD	3/18/19	59	132,750	170,805

Total (Cost $1,456,758)						$987,940

At December 31, 2018, the Fund’s exchange traded options written were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Fair Value
S&P 500 Index	Call	2525.00 USD	1/14/19	62	$156,550	$(201,500)
S&P 500 Index	Call	2475.00 USD	1/22/19	66	163,350	(464,970)
S&P 500 Index	Call	2500.00 USD	1/22/19	64	160,000	(351,040)
S&P 500 Index	Call	2525.00 USD	1/22/19	65	164,125	(267,475)
S&P 500 Index	Call	2575.00 USD	1/22/19	62	159,650	(125,550)
S&P 500 Index	Call	2425.00 USD	1/28/19	64	155,200	(730,240)
S&P 500 Index	Call	2525.00 USD	2/19/19	58	146,450	(391,790)
S&P 500 Index	Call	2600.00 USD	2/19/19	59	153,400	(200,305)
S&P 500 Index	Call	2625.00 USD	2/19/19	59	154,875	(151,630)

Total (Premiums $3,293,097)						$(2,884,500)

(a)	Notional amount is expressed as the number of contracts multiplied by the strike price of the underlying asset.

Balances Reported in the Statement of Assets and Liabilities for Options Written

Value

Options Written	$(2,884,500)

See accompanying notes to the financial statements.

8

AZL Gateway Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investment securities, at cost	$108,731,483

Investment securities, at value	$150,205,135
Cash	426,837
Interest and dividends receivable	195,298
Reclaims receivable	2,933
Prepaid expenses	2,178

Total Assets	150,832,381

Liabilities:
Payable for capital shares redeemed	12,852
Written Options (Premiums received $3,293,097)	2,884,500
Manager fees payable	102,282
Administration fees payable	2,529
Distribution fees payable	31,963
Custodian fees payable	460
Administrative and compliance services fees payable	469
Transfer agent fees payable	385
Trustee fees payable	180
Other accrued liabilities	4,899

Total Liabilities	3,040,519

Net Assets	$147,791,862

Net Assets Consist of:
Paid in capital	$114,031,275
Total distributable earnings	33,760,587

Net Assets	$147,791,862

Shares of beneficial interest (unlimited number of shares authorized, no par value)	11,784,083
Net Asset Value (offering and redemption price per share)	$12.54

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends	$3,416,532
Foreign withholding tax	(1,087)

Total Investment Income	3,415,445

Expenses:
Manager fees	1,341,850
Administration fees	48,437
Distribution fees	419,328
Custodian fees	7,044
Administrative and compliance services fees	2,561
Transfer agent fees	4,955
Trustee fees	8,352
Professional fees	7,530
Shareholder reports	4,367
Other expenses	3,537

Total expenses	1,847,961

Net Investment Income/(Loss)	1,567,484

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	29,673,428
Net realized gains/(losses) on written options contracts	(5,600,527)
Change in net unrealized appreciation/depreciation on securities	(33,692,324)
Change in net unrealized appreciation/depreciation on written options contracts	1,232,791

Net realized and Change in net unrealized gains/losses on investments	(8,386,632)

Change in Net Assets Resulting From Operations	$(6,819,148)

See accompanying notes to the financial statements.

9

AZL Gateway Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$1,567,484	$2,182,398
Net realized gains/(losses) on investments	24,072,901	298,817
Change in unrealized appreciation/depreciation on investments	(32,459,533)	15,856,221

Change in net assets resulting from operations	(6,819,148)	18,337,436

Distributions to Shareholders:(a)
Distributions	(2,023,443)	(2,139,703)

Change in net assets resulting from distributions to shareholders	(2,023,443)	(2,139,703)

Capital Transactions:
Proceeds from shares issued	6,489,248	43,382,092
Proceeds from dividends reinvested	2,023,443	2,139,703
Value of shares redeemed	(65,173,439)	(27,375,086)

Change in net assets resulting from capital transactions	(56,660,748)	18,146,709

Change in net assets	(65,503,339)	34,344,442
Net Assets:(a)
Beginning of period	213,295,201	178,950,759

End of period	$147,791,862	$213,295,201

Share Transactions:
Shares issued	488,214	3,413,870
Dividends reinvested	152,713	164,340
Shares redeemed	(4,871,885)	(2,123,780)

Change in shares	(4,230,958)	1,454,430

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in Notes to the Financial Statements.

See accompanying notes to the financial statements.

10

AZL Gateway Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$13.32	$12.29	$11.96	$11.87	$11.65

Investment Activities:
Net Investment Income/(Loss)	0.18	0.12	0.17	0.15	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	(0.79)	1.04	0.40	0.08	0.23

Total from Investment Activities	(0.61)	1.16	0.57	0.23	0.36

Distributions to Shareholders From:
Net Investment Income	(0.17)	(0.13)	(0.24)	(0.14)	(0.14)

Total Dividends	(0.17)	(0.13)	(0.24)	(0.14)	(0.14)

Net Asset Value, End of Period	$12.54	$13.32	$12.29	$11.96	$11.87

Total Return(a)	(4.65)%	9.46%	4.84%	1.98%	3.09%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$147,792	$213,295	$178,951	$200,708	$217,753
Net Investment Income/(Loss)	0.93%	1.06%	1.19%	1.11%	1.14%
Expenses Before Reductions(b)	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses Net of Reductions	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly	1.10%	1.10%	1.10%	1.10%	1.10	%(c)
Portfolio Turnover Rate	9%	24%	20%	5%	18%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)

Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remitted a portion of the brokerage commission which is used to pay certain Fund expenses. The Fund ceased participation in the program in June 2014.

See accompanying notes to the financial statements.

11

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 22 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Gateway Fund (the “Fund”), and 21 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

12

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2018

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2018, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

For the year ended December 31, 2018, the monthly average notional amount for written options contracts was $1.7 million. Realized gains and losses are reported as “Net realized gains/(losses) on options contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Equity Risk

Options Contracts		$—	Written Options	$2,884,500

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Options Contracts	Net realized gains/(losses) on written options contracts/ Change in net unrealized appreciation/depreciation on written options contracts	$(5,600,527)	$1,232,791

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to

13

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2018

conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017

Distributions to Shareholders:
From net investment income	$(2,139,703)
From net realized gains	—

Change in net assets resulting from distributions to shareholders	$(2,139,703)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Gateway Investment Advisers, LLC (“Gateway”), Gateway provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2020.

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL Gateway Fund	0.80%	1.25%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2018, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $1,353 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

14

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2018

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2018, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Common Stocks
Software	$—	$62,067	$62,067
All Other Common Stocks+	140,638,615	—	140,638,615
Purchased Options	987,940	—	987,940
Unaffiliated Investment Company	8,516,513	—	8,516,513

Total Investment Securities	150,143,068	62,067	150,205,135

Other Financial Instruments:*
Written Options	(2,884,500)	—	(2,884,500)

Total Investments	$147,258,568	$62,067	$147,320,635

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as written options.

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Gateway Fund	$15,443,849	$79,495,966

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives

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AZL Gateway Fund

Notes to the Financial Statements

December 31, 2018

may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $105,457,040. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$48,330,554
Unrealized (depreciation)	(6,466,959)

Net unrealized appreciation/(depreciation)	$41,863,595

As of the end of its tax year ended December 31, 2018, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL Gateway Fund	$8,242,170	$—	$8,242,170

During the year ended December 31, 2018, the Fund Utilized $25,274,496 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Gateway Fund	$2,023,443	$—	$2,023,443

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Gateway Fund	$2,139,703	$—	$2,139,703

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Gateway Fund	$1,535,699	$—	$(8,242,170)	$40,467,058	$33,760,587

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 75% of the Fund.

16

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2018

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Gateway Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Gateway Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 27, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Agreements were approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the

21

Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the one-year period ended June 30, 2018, eight Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2018, 10 Funds were in the top 40%, three were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2018, five Funds were in the top 40%, three were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, the AZL Russell 1000 Value Index Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund, respectively, on September 12, 2018, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers.

For the AZL Russell 1000 Value Index Fund, the Board understood that the peer groups utilized for performance ranking by Lipper include both active and passive funds. The Board also understood that an index fund’s performance generally should be judged based upon how closely the Fund’s performance matches the performance of the Fund’s benchmark index. The Board quarterly receives information regarding index attribution (performance versus benchmark index) for the AZL Russell 1000 Value Index Fund, and the Board found the performance of the Fund by that measure to be satisfactory. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 22 Funds reviewed by the Board in the fall of 2018, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 22 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); (2) for the AZL BlackRock Global Allocation Fund, the AZL Enhanced Bond Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, although the management fee ranked below the 65th percentile, the Manager proposed increasing the temporary management fee waiver by one basis point due to lower subadvisory fees negotiated by the Manager; and (4) for the AZL Russell 1000 Value Index Fund, the AZL Russell 1000 Growth Fund, and the AZL MetWest Total Return Bond Fund, the Manager recommended increasing a temporary management fee waiver by one basis point for the Russell Funds and by five basis points for the MetWest Fund. Increasing the temporary management fee waivers effectively decreases the management fee paid by a fund.

22

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2017, were approximately $17.4 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for four Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

23

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

24

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

25

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL® Government Money Market Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Government Money Market Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Government Money Market Fund and BlackRock Advisors, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® Government Money Market Fund (the “Fund”) returned 1.01%. That compared to a 1.94% total return for its benchmark, the Three-Month U.S. Treasury Bill Index1.

Fixed-income markets performed well despite a volatile year in financial markets. Noteworthy factors that drove market conditions during the period included the Federal Reserve Board’s (the Fed) steady removal of monetary accommodation, the ongoing reduction of the Fed’s balance sheet, a large increase in the supply of Treasuries and geopolitical events, including uncertainty surrounding Brexit and the rise of global trade tariffs.

The Fed raised short-term interest rates four times in 2018, bringing the target rate to a range of 2.25% to 2.50% by year-end. Each move was widely anticipated due to the Fed’s efforts at forward guidance. In December 2018, the Fed revised its outlook for economic growth downwards while leaving its forecast for unemployment unchanged.

The net supply of Treasury bills reached $384 billion for calendar year 2018—a non-crisis record. Partly as a result of the higher supply, the Treasury introduced a two-month bill in the fourth quarter of 2018 to help better schedule auction sizes. The Federal Home Loan Bank markets desk also issued inaugural floating rate notes indexed to the Secured Overnight Financing Rate2, which is expected to eventually replace London Interbank Offered Rate3 as a reference rate. Investor demand for these new bonds was strong.

In this environment, the Fund maintained a competitive yield throughout the 12-month period. The Fund benefited from selectively increasing its exposure to fixed-rate Treasuries during the first quarter, as well as a relatively high allocation to floating-rate notes throughout the 12-month period. The Fund held between 20% and 30% of its portfolio in floating-rate notes. Large allocations to overnight tri-party repurchase agreements also largely benefited performance due to the liquidity benefits and competitive rates available in this asset class.*

The Fund maintained a duration exposure that was longer than that of its peer group during the first quarter. That positioning benefited relative results as the market needed to absorb $360 billion in net new Treasury bills in a short period between February and late March. The Fund added exposure to agency floating-rate securities in the second and fourth quarters as credits spreads widened. In the fourth quarter, the Fund tilted toward the shorter end of the yield curve in anticipation of quarterly interest rate hikes in 2019. This positioning detracted from the Fund’s performance as longer duration fixed rates in the benchmark outperformed during the fourth quarter.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	Secured Overnight Financing Rate is a measure of the cost of borrowing cash on an overnight basis in the U.S. Treasury repurchase markets. It is the U.S. successor to the LIBOR.
[3]	London Interbank Offered Rate is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market.

1

AZL® Government Money Market Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek current income consistent with stability of principal. The Fund seeks to achieve its objective by investing in a broad range of short-term, high-quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations.

Investment Concerns

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. Past performance is not predictive of future performance as yields on money market funds fluctuate daily.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

	1 Year	3 Year	5 Year	10 Years
AZL® Government Money Market Fund	1.01%	0.36%	0.22%	0.13%
Three-Month U.S. Treasury Bill Index	1.94%	1.06%	0.65%	0.38%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Government Money Market Fund	0.65%

The above expense ratio is based on the current Fund prospectus dated May 1, 2018. The Manager voluntarily reduced the management fee to 0.34% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.87% through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Yield as of December 31, 2018

	7 Day Average	7 Day Effective	30 Day Average
AZL® Government Money Market Fund	1.59%	1.60%	1.48%

Prior to the year ended December 31, 2018, the Manager voluntarily agreed to waive, reimburse, or pay Fund expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00% during such periods. The Distributor was also permitted to waive its Rule 12b-1 fees during such periods. Amounts waived, reimbursed or paid by the Manager and/or the Distributor are subject to repayment to the Manager and/or the Distributor, subject to certain limitations as further described in Note 3 of the Notes to Financial Statements. The repayment of amounts previously waived, reimbursed or paid during 2018 served to reduce the Fund’s yield during the period.

The 7-day yield quotation is as of December 31, 2018 and more closely reflects the current earnings of the Fund than the total return quotation.

The Fund’s performance is measured against the Three-Month U.S. Treasury Bill Index, which is an unmanaged index and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Government Money Market Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Government Money Market Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL Government Money Market Fund	$1,000.00	$1,006.40	$4.40	0.87%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL Government Money Market Fund	$1,000.00	$1,020.82	$4.43	0.87%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

U.S. Government Agency Mortgages	48.2%

Repurchase Agreements	41.3

U.S. Treasury Obligations	10.5

Total Investment Securities	100.0

Net other assets (liabilities)	— ^

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL Government Money Market Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
U.S. Government Agency Mortgages (48.2%):
Federal Home Loan Bank (31.1%):
$1,795,000	2.15%, 1/4/19(a)	$1,794,681
6,305,000	2.29%, 1/9/19(a)	6,301,805
3,790,000	2.26%, 1/11/19(a)	3,787,594
10,500,000	2.33%, 1/16/19(a)	10,489,854
1,415,000	2.35%, 1/23/19(a)	1,412,972
4,260,000	2.42%(US0001M-9bps), 1/25/19	4,260,000
2,965,000	2.22%(US0001M-13bps), 2/1/19	2,965,000
1,425,000	2.36%, 2/5/19(a)	1,421,751
8,795,000	2.36%, 2/6/19(a)	8,774,145
1,140,000	2.64%(US0001M-7bps), 2/11/19	1,140,045
4,320,000	2.37%, 2/11/19(a)	4,308,368
995,000	2.39%, 2/13/19(a)	992,171
2,640,000	2.38%, 2/15/19(a)	2,632,186
1,195,000	2.39%, 2/20/19(a)	1,191,050
5,000,000	2.39%(US0001M-12bps), 2/25/19	5,000,000
660,000	2.27%, 3/6/19(a)	657,362
4,250,000	2.31%, 3/20/19(a)	4,228,610
1,000,000	2.39%(US0001M-12bps), 3/25/19	1,000,000
16,750,000	2.44%, 3/27/19(a)	16,654,017
1,570,000	2.62%(US0003M-16bps), 6/12/19	1,569,819
2,310,000	2.63%(US0003M-16bps), 6/20/19	2,310,000
1,895,000	2.63%(US0003M-16bps), 6/20/19	1,895,000
7,000,000	2.63%(US0003M-16bps), 6/20/19	7,000,000
500,000	2.46%(US0001M-5bps), 6/20/19	500,000
745,000	2.48%(SOFR+4bps), 6/21/19	745,000
2,555,000	2.52%, 6/21/19(a)	2,524,781
1,995,000	2.46%(US0001M-5bps), 6/24/19	1,995,000
995,000	2.46%(US0001M-5bps), 6/24/19	995,000
1,215,000	2.46%(US0001M-5bps), 6/28/19	1,215,000
500,000	2.46%(US0001M-5bps), 6/28/19	500,000
7,300,000	2.37%(US0001M-11bps), 7/19/19	7,300,000
3,470,000	2.43%(US0001M-8bps), 8/27/19	3,470,000
5,675,000	2.30%(US0001M-9bps), 9/9/19	5,675,000
5,000,000	2.34%(US0001M-6bps), 9/11/19	5,000,000
2,085,000	2.39%(US0001M-7bps), 9/17/19	2,085,000
2,015,000	2.66%(US0003M-14bps), 12/19/19	2,015,000
4,045,000	2.44%(US0001M-6bps), 2/24/20	4,045,000
6,080,000	2.42%(US0001M-4bps), 4/17/20	6,079,264
2,765,000	2.31%(US0003M-14bps), 4/20/20	2,765,000
2,935,000	2.67%(US0003M-13bps), 12/21/20	2,935,000

		141,630,475

Federal Farm Credit Bank (15.0%):
2,360,000	2.17%, 1/4/19(a)	2,359,579
6,660,000	2.29%, 1/15/19(a)	6,654,095
4,660,000	2.17%, 1/16/19(a)	4,655,845
2,725,000	2.23%, 2/4/19(a)	2,719,312
2,600,000	2.26%, 3/11/19(a)	2,588,937
2,600,000	2.28%, 3/19/19(a)	2,587,599
700,000	2.26%, 4/12/19(a)	695,640
2,640,000	2.45%, 6/17/19(a)	2,610,608
1,830,000	2.46%, 6/28/19(a)	1,808,194
2,340,000	2.57%, 7/22/19(a)	2,306,912
4,430,000	2.55%, 7/23/19(a)	4,367,211
11,680,000	2.62%, 7/29/19(a)	11,504,626
2,305,000	2.50%(US0001M-8bps), 7/30/19	2,304,185
2,485,000	2.46%, 8/15/19(a)	2,447,559

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal Farm Credit Bank, continued
$1,650,000	2.67%, 9/12/19(a)	$1,619,615
5,305,000	2.33%(US0001M-5bps), 2/7/20	5,304,940
865,000	2.48%(USBMMY3M+5bps), 4/30/20	864,978
4,000,000	2.42%(US0001M+0bps), 6/19/20	4,002,731
1,555,000	2.41%(US0001M-5bps), 8/17/20	1,555,000
2,180,000	2.36%(US0001M-4bps), 9/11/20	2,179,890
2,325,000	2.41%(US0001M+3bps), 12/14/20	2,324,815

		67,462,271

Federal Home Loan Mortgage Corporation (1.0%):
4,470,000	2.34%(US0001M-10bps), 8/8/19	4,468,670

Federal National Mortgage Association (1.1%):
4,890,000	2.25%, 1/9/19(a)	4,887,566

Total U.S. Government Agency Mortgages (Cost $218,448,982)		218,448,982

U.S. Treasury Obligations (10.5%):
U.S. Treasury Bills (9.4%)
27,615,000	2.19%, 1/17/19(a)	27,588,583
2,075,000	2.40%, 1/29/19(a)	2,071,199
7,320,000	2.23%, 2/7/19(a)	7,303,599
3,315,000	2.24%, 2/21/19(a)	3,304,739
1,910,000	2.56%, 6/6/19(a)	1,889,350

		42,157,470

U.S. Treasury Notes (1.1%)
210,000	2.19%, 1/31/19(a)	209,840
210,000	2.19%, 1/31/19(a)	209,819
5,000,000	2.58%(USBMMY3M+5bps), 10/31/20	4,990,456

		5,410,115

Total U.S. Treasury Obligations (Cost $47,567,585)		47,567,585

Repurchase Agreements (41.3%):
23,000,000	Bank of Montreal, 2.90%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $23,003,706, Collateralized by U.S. Government Agency Obligations, 2.51% - 5.50%, 8/1/20 - 8/1/48, fair value of $23,645,044)	23,000,000
17,000,000	Bank of Nova Scotia, 2.90%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $17,002,739, Collateralized by U.S. Treasury Obligations, 1.13% - 7.88%, 1/15/21 - 11/15/42, fair value of $17,342,855)	17,000,000
25,000,000	BNP Paribas, 3.00%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $25,004,167, Collateralized by U.S. Government Agency Obligations, 3.00% - 6.00%, 1/15/29 - 11/20/48, fair value of $25,632,436)	25,000,000
5,000,000	Citigroup Global Markets, 2.95%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $5,000,819, Collateralized by U.S. Government Agency Obligations, 3.00% - 5.00%, 11/20/33 - 11/20/48, fair value of $5,100,930)	5,000,000
30,000,000	HSBC Securities (USA), Inc., 3.00%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $30,005,000, Collateralized by U.S. Treasury Obligations, 0.00% - 2.00%, 2/7/19 - 2/15/48, fair value of $30,600,000)	30,000,000

See accompanying notes to the financial statements.

4

AZL Government Money Market Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Repurchase Agreements, continued
$5,000,000	Mistubishi UFJ Securities USA, Inc., 2.95%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $5,000,819, Collateralized by U.S. Treasury Obligations, 2.25% - 4.75%, 12/31/23 - 2/15/37, fair value of $5,100,062)	$5,000,000
26,000,000	Mizuho Securities USA, Inc., 2.95%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $26,004,261, Collateralized by U.S. Treasury Notes, 1.75% - 2.13%, 8/15/21 - 4/30/22, fair value of $26,520,094)	26,000,000
5,000,000	Natixis S.A., 2.90%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $5,000,806, Collateralized by U.S. Government Agency Obligations, 0.00% - 3.75%, 3/27/19 - 12/1/47, fair value of $5,106,418)	5,000,000
25,000,000	Natixis S.A., 2.85%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $25,003,958, Collateralized by U.S. Treasury Obligations, 0.75% - 5.38%, 4/30/20 - 2/15/45, fair value of $25,500,013)	25,000,000

Principal Amount		Fair Value
Repurchase Agreements, continued
$16,000,000	Toronto Dominion Bank NY, 3.00%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $16,002,667, Collateralized by U.S. Government Agency Obligation, 3.50%, 7/1/48, fair value of $16,480,001)	$16,000,000
10,000,000	Toronto Dominion Bank NY, 2.97%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $10,001,650, Collateralized by U.S. Treasury Notes, 1.88% - 2.63%, 8/31/20 - 8/31/22, fair value of $10,200,059)	10,000,000

Total Repurchase Agreements (Cost $187,000,000)		187,000,000

Total Investment Securities (Cost $453,016,567) — 100.0%		453,016,567
Net other assets (liabilities) — 0.0%		158,145

Net Assets — 100.0%		$453,174,712

Percentages indicated are based on net assets as of December 31, 2018.

SOFR—Secured Overnight Financing Rate

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

USBMMY3M—3 Month Treasury Bill Rate

†	Represents less than 0.05%.

(a)	The rate represents the effective yield at December 31, 2018.

See accompanying notes to the financial statements.

5

AZL Government Money Market Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investment securities, at cost	$266,016,567

Investment securities, at value	$266,016,567
Repurchase agreements, at value (cost $187,000,000)	187,000,000
Cash	344,090
Interest and dividends receivable	146,185
Receivable for capital shares issued	561,273
Prepaid expenses	5,404

Total Assets	454,073,519

Liabilities:
Payable for investments purchased	561,274
Manager fees payable	220,449
Administration fees payable	3,969
Distribution fees payable	95,103
Custodian fees payable	221
Administrative and compliance services fees payable	1,427
Transfer agent fees payable	407
Trustee fees payable	546
Other accrued liabilities	15,411

Total Liabilities	898,807

Net Assets	$453,174,712

Net Assets Consist of:
Paid in capital	$453,173,803
Total distributable earnings	909

Net Assets	$453,174,712

Shares of beneficial interest (unlimited number of shares authorized, no par value)	453,173,926
Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Interest	$8,575,832

Total Investment Income	8,575,832

Expenses:
Manager fees	1,606,541
Administration fees	113,400
Distribution fees	1,147,531
Custodian fees	4,884
Administrative and compliance services fees	7,217
Transfer agent fees	5,297
Trustee fees	22,260
Professional fees	21,476
Shareholder reports	14,675
Recoupment of prior expenses reimbursed by the manager	1,041,005
Other expenses	9,253

Total expenses before reductions	3,993,539

Net Investment Income/(Loss)	4,582,293

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	909

Net realized and Change in net unrealized gains/losses on investments	909

Change in Net Assets Resulting From Operations	$4,583,202

See accompanying notes to the financial statements.

6

AZL Government Money Market Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Change In Net Assets:
Operations:
Net investment income/(loss)	$4,582,293	$221,270
Net realized gains/(losses) on investments	909	1,823

Change in net assets resulting from operations	4,583,202	223,093

Distributions to Shareholders:(a)
Distributions	(4,583,703)	(254,530)

Change in net assets resulting from distributions to shareholders	(4,583,703)	(254,530)

Capital Transactions:
Proceeds from shares issued	339,952,364	314,529,729
Proceeds from dividends reinvested	4,583,703	254,530
Value of shares redeemed	(381,992,986)	(487,124,200)

Change in net assets resulting from capital transactions	(37,456,919)	(172,339,941)

Change in net assets	(37,457,420)	(172,371,378)
Net Assets:(a)
Beginning of period	490,632,132	663,003,510

End of period	$453,174,712	$490,632,132

Share Transactions:
Shares issued	339,952,364	314,529,729
Dividends reinvested	4,583,703	254,530
Shares redeemed	(381,992,986)	(487,124,842)

Change in shares	(37,456,919)	(172,340,583)

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in Notes to the Financial Statements.

See accompanying notes to the financial statements.

7

AZL Government Money Market Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2018	2017		2016		2015		2014

Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00		$1.00		$1.00

Investment Activities:
Net Investment Income/(Loss)	0.01	—	(a)	—	(a)	—	(a)	—	(a)
Net Realized and Unrealized Gains/(Losses) on Investments	— (a)	—	(a)	—	(a)	—	(a)	—	(a)

Total from Investment Activities	0.01	—		—		—		—

Distributions to Shareholders From:
Net Investment Income	(0.01)	—	(a)	—		—		—
Net Realized Gains	—	—	(a)	—	(a)	—	(a)	—	(a)

Total Dividends	(0.01)	—	(a)	—	(a)	—	(a)	—	(a)

Net Asset Value, End of Period	$1.00	$1.00		$1.00		$1.00		$1.00

Total Return(b)	1.01%	0.05%		0.01%		0.01%		0.01%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$453,175	$490,632		$663,004		$687,635		$700,335
Net Investment Income/(Loss)	1.00%	0.04%		—		—		—
Expenses Before Reductions(c)	0.87%	0.87%		0.65%		0.65%		0.65%
Expenses Net of Reductions	0.87%	0.87%		0.44	%(d)	0.26	%(d)	0.20	%(d)

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	The expense ratio for the period reflects the reduction of certain expenses to maintain a certain minimum yield. See Note 3 in Notes to the Financial Statements.

See accompanying notes to the financial statements.

8

AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 22 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Government Money Market Fund (the “Fund”), and 21 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below. Investments of the Fund are valued, in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security.

Repurchase Agreements

The Fund may invest in repurchase agreements with financial institutions such as member banks of the Federal Reserve System or from registered broker/dealers that the adviser deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund’s custodian, another qualified sub-custodian, or in the Federal Reserve book-entry system. Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

9

AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2018

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management does not believe that adoption of ASU 2017-08 will materially impact the Fund’s financial statements.

In August 2018, FASB issued ASU No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017
Distributions to Shareholders:
From net investment income	$(221,270)
From net realized gains	(33,260)

Change in net assets resulting from distributions to shareholders	$(254,530)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Advisors, LLC (“BlackRock Advisors”), BlackRock Advisors provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2020.

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Government Money Market Fund	0.35%	0.87%

*

Effective December 1, 2018, the Manager voluntarily reduced the management fee to 0.34% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table at any time.

The Manager has voluntarily agreed to waive, reimburse, or pay Fund expenses to the extent necessary in order to maintain a minimum daily yield for the Fund of 0.00%. The Distributor may waive its Rule 12b-1 fees. The amount waived, reimbursed, or paid by the Manager and/or the Distributor will be repaid to the Manager and/or the Distributor subject to the following limitations:

1.	The repayments will not cause the Fund’s net investment income to fall below 0.00%.
2.	The repayments must be made no later than three years after the end of the fiscal year in which the waiver, reimbursement, or payment took place.
3.	Any expense recovery paid by the Fund will not cause its expense ratio to exceed 0.87%.

The ability of the Manager and/or Distributor to receive such payments could negatively affect the Fund’s future yield. Amounts waived under this agreement during the year ended December 31, 2018 are reflected on the Statement of Operations as “Expenses voluntarily waived/reimbursed by the Manager.”

Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

10

AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2018

At December 31, 2018, the contractual reimbursements subject to repayment by the Fund in subsequent years were as follows:

Expires 12/31/2019

AZL Government Money Market Fund	$1,440,270

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $3,671 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

U.S. Government Agency Mortgages	$—	$218,448,982	$—	$218,448,982
U.S. Treasury Obligations	—	47,567,585	—	47,567,585
Repurchase Agreements	—	187,000,000	—	187,000,000

Total Investments	$—	$453,016,567	$—	$453,016,567

11

AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2018

5. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $453,016,567. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$—
Unrealized (depreciation)	—

Net unrealized appreciation/(depreciation)	$453,016,567

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Government Money Market Fund	$4,583,703	$—	$4,583,703

(a) Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Government Money Market Fund	$254,530	$—	$254,530

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation	Total Accumulated Earnings/ (Deficit)

AZL Government Money Market Fund	$909	$—	$—	$—	$909

6. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had an individual shareholder account which are affiliated with the Manager representing ownership in excess of 90% of the Fund.

7. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Government Money Market Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

13

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2018, the Fund declared net short-term capital gain distributions of $1,410.

14

Other Information (Unaudited

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Agreements were approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the

16

Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the one-year period ended June 30, 2018, eight Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2018, 10 Funds were in the top 40%, three were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2018, five Funds were in the top 40%, three were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, the AZL Russell 1000 Value Index Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund, respectively, on September 12, 2018, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers.

For the AZL Russell 1000 Value Index Fund, the Board understood that the peer groups utilized for performance ranking by Lipper include both active and passive funds. The Board also understood that an index fund’s performance generally should be judged based upon how closely the Fund’s performance matches the performance of the Fund’s benchmark index. The Board quarterly receives information regarding index attribution (performance versus benchmark index) for the AZL Russell 1000 Value Index Fund, and the Board found the performance of the Fund by that measure to be satisfactory. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 22 Funds reviewed by the Board in the fall of 2018, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 22 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); (2) for the AZL BlackRock Global Allocation Fund, the AZL Enhanced Bond Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, although the management fee ranked below the 65th percentile, the Manager proposed increasing the temporary management fee waiver by one basis point due to lower subadvisory fees negotiated by the Manager; and (4) for the AZL Russell 1000 Value Index Fund, the AZL Russell 1000 Growth Fund, and the AZL MetWest Total Return Bond Fund, the Manager recommended increasing a temporary management fee waiver by one basis point for the Russell Funds and by five basis points for the MetWest Fund. Increasing the temporary management fee waivers effectively decreases the management fee paid by a fund.

17

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2017, were approximately $17.4 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for four Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

18

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIPand VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.
ANNRPT1218 2/19

AZL® International Index Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® International Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® International Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® International Index Fund (Class 2 Shares) (the “Fund”) returned -14.04%. That compared to a -13.36% total return for its benchmark, the MSCI EAFE Index1.

The Fund seeks investment results, before fees, expenses and fair value adjustments to its portfolio at the close of the New York Stock Exchange, that correspond to the performance of the MSCI EAFE Index. The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of international equity markets.*

In the first quarter of 2018, market volatility and concerns over trade protectionism weighed on European equity markets. In particular, the U.K. suffered as rising yields on its sovereign bonds made defensive sectors relatively less attractive to investors, while ongoing political uncertainty weighed on broader investor sentiment. Currency appreciation in Japan buoyed the MSCI EAFE Index’s total return as the yen rallied over 6% against the U.S. dollar, and the Bank of Japan announced a reduction in its long-term bond purchasing efforts. In local terms, however, Japanese equities declined due to U.S. protectionism and fears of a slowdown in global trade.

Uncertainty over U.S. trade protectionism continued to drag on developed equity markets throughout the second quarter, as did concerns about European fragmentation, in part due to the formation of Italy’s populist, coalition government. Momentum for eurozone reform weakened as well, as negotiations over immigration policy in the German coalition government broke down. Increased trade tensions, interest rate differentials and favorable U.S. growth conditions strengthened the U.S. dollar, which weighed on un-hedged developing market equity returns during the quarter.

In the third quarter, steady corporate earnings and economic growth supported domestic markets in the face of rising U.S. protectionism. Japanese equities rallied in the quarter, and the release of the second quarter gross domestic product2 numbers indicated growth had reached an annualized 3%, the fastest growth rate the country has experienced since early 2016. Strong biotech performance in Switzerland also boosted the EAFE Index. However, continuing uncertainty over Brexit and political tensions weighed on investors.

By the fourth quarter, developed markets faced considerable headwinds from tightening global financial conditions, slowing growth and heightened macroeconomic uncertainty. In Western Europe, slowing economic activity, risk-averse investor behavior and political uncertainty all weighed on the region’s equity markets, causing a drag on the broader Index.

In general, international equities underperformed the S&P 500 Index3 for the year. From a sector perspective, financials suffered the most negative return in USD, while materials and consumer discretionary also underperformed. Decreases were seen across all sectors for the year except utilities.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures had a slightly negative impact on relative results.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	Gross domestic product (GDP) is the measure of the market value of the goods and services produced in a period of time.
[3]

The Standard & Poor’s 500 Index is unmanaged and is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® International Index Fund Review (Unaudited)

Fund Objective
The Fund’s investment objective is to seek to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE® Index”) as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily futures contracts.
Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.
For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

	Inception	1	3	5	Since
	Date	Year	Year	Year	Inception
AZL® International Index Fund (Class 1 Shares)	10/14/16	-13.80%	—	—	3.80%
AZL® International Index Fund (Class 2 Shares)	5/1/09	-14.04%	2.48%	-0.08%	6.11%
MSCI EAFE Index (gross of withholding taxes)	5/1/09	-13.36%	3.38%	1.00%	7.35%
MSCI EAFE Index (net of withholding taxes)	5/1/09	-13.79%	2.87%	0.53%	6.86%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® International Index Fund (Class 1 Shares)	0.48%
AZL® International Index Fund (Class 2 Shares)	0.73%

The above expense ratios are based on the current Fund prospectus dated May 1, 2018. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.52% for Class 1 Shares and 0.77% for Class 2 Shares through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (MSCI EAFE) Index, which is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL International Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL International Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL International Index Fund, Class 1	$1,000.00	$885.70	$2.09	0.44%

AZL International Index Fund, Class 2	$1,000.00	$884.10	$3.28	0.69%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL International Index Fund, Class 1	$1,000.00	$1,022.99	$2.24	0.44%

AZL International Index Fund, Class 2	$1,000.00	$1,021.73	$3.52	0.69%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Japan	24.0%

United Kingdom	15.9

France	10.3

Switzerland	9.1

Germany	8.7

Australia	7.1

Netherlands	4.0

Hong Kong	3.6

Spain	3.1

Sweden	2.5

All other countries	10.5

Total Common Stocks and Preferred Stocks	98.8

Rights	— ^

Short-Term Securities Held as Collateral for Securities on Loan	1.6

Money Markets	0.1

Total Investment Securities	100.5

Net other assets (liabilities)	(0.5)

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks (98.3%):
Aerospace & Defense (1.2%):
379,843	BAE Systems plc	$2,216,623
321	Dassault Aviation SA	444,429
2,648	Elbit Systems, Ltd.	304,635
70,443	European Aeronautic Defence & Space Co. NV	6,736,316
46,044	Finmeccanica SpA	405,231
93,381	Meggitt plc	558,539
6,330	MTU Aero Engines AG	1,149,570
201,037	Rolls-Royce Holdings plc	2,115,296
39,981	Safran SA	4,802,667
180,000	Singapore Technologies Engineering, Ltd.	459,164
12,844	Thales SA	1,493,894

		20,686,364

Air Freight & Logistics (0.3%):
102,392	Bollore, Inc.	409,005
118,044	Deutsche Post AG	3,232,655
110,220	Royal Mail plc	382,589
11,800	SG Holdings Co., Ltd.	309,516
37,800	Yamato Holdings Co., Ltd.	1,030,238

		5,364,003

Airlines (0.1%):
13,400	All Nippon Airways Co., Ltd.	483,105
29,257	Deutsche Lufthansa AG, Registered Shares	659,721
19,944	easyJet plc	279,939
82,030	International Consolidated Airlines Group SA	650,906
14,470	Japan Airlines Co., Ltd.	512,584
69,400	Singapore Airlines, Ltd.	477,942

		3,064,197

Auto Components (1.0%):
19,900	Aisin Sieki Co., Ltd.	686,758
72,600	Bridgestone Corp.	2,786,650
20,958	Compagnie Generale des Establissements Michelin SCA, Class B	2,071,818
13,392	Continental AG	1,851,571
53,600	Denso Corp.	2,379,098
8,952	Faurecia	335,941
12,000	Koito Manufacturing Co., Ltd.	612,235
74,000	Minth Group, Ltd.	236,184
19,700	NGK Spark Plug Co., Ltd.	388,666
14,129	Nokian Renkaat OYJ	435,333
49,051	Pirelli & C SpA*	315,396
15,200	Stanley Electric Co., Ltd.	423,951
91,800	Sumitomo Electric Industries, Ltd.	1,212,035
19,400	Sumitomo Rubber Industries, Ltd.	230,914
7,200	Toyoda Gosei Co., Ltd.	143,568
17,600	Toyota Industries Corp.	809,984
29,175	Valeo SA	845,867
14,700	Yokohama Rubber Co., Ltd. (The)	274,245

		16,040,214

Automobiles (3.1%):
39,362	Bayerische Motoren Werke AG (BMW)	3,187,379
108,648	Daimler AG, Registered Shares	5,711,568
14,952	Ferrari NV	1,487,132
131,003	Fiat Chrysler Automobiles NV*	1,904,361
74,900	Fuji Heavy Industries, Ltd.	1,599,163
197,100	Honda Motor Co., Ltd.	5,151,155
62,900	Isuzu Motors, Ltd.	878,346

Shares		Fair Value
Common Stocks, continued
Automobiles, continued
70,600	Mazda Motor Corp.	$726,330
79,200	Mitsubishi Motors Corp.	437,325
282,600	Nissan Motor Co., Ltd.	2,278,018
70,270	PSA Peugeot Citroen SA	1,493,543
23,400	Renault SA	1,456,506
41,200	Suzuki Motor Corp.	2,085,026
274,966	Toyota Motor Corp.	15,972,424
4,071	Volkswagen AG	648,548
33,300	Yamaha Motor Co., Ltd.	648,186

		45,665,010

Banks (11.0%):
50,044	ABN AMRO Group NV	1,172,037
107,633	AIB Group plc^	452,391
13,500	Aozora Bank, Ltd.	400,380
346,048	Australia & New Zealand Banking Group, Ltd.	5,961,542
806,750	Banco Bilbao Vizcaya Argentaria SA	4,255,036
696,512	Banco de Sabadell SA	792,382
1,951,645	Banco Santander SA	8,806,266
131,342	Bank Hapoalim BM	833,866
186,368	Bank Leumi Le-Israel Corp.	1,129,628
153,800	Bank of East Asia, Ltd. (The)	486,821
118,291	Bank of Ireland Group plc	656,425
6,800	Bank of Kyoto, Ltd. (The)	278,919
51,449	Bank of Queensland, Ltd.	350,103
158,620	Bankia SA	461,835
80,402	Bankinter SA	642,509
2,069,745	Barclays plc	3,969,624
60,506	Bendigo & Adelaide Bank, Ltd.	460,107
134,330	BNP Paribas SA	6,049,156
450,500	BOC Hong Kong Holdings, Ltd.	1,664,020
71,600	Chiba Bank, Ltd. (The)	397,081
38,803	Chuo Mitsui Trust Holdings, Inc.	1,412,580
119,680	Commerzbank AG*	792,618
211,396	Commonwealth Bank of Australia	10,786,880
134,200	Concordia Financial Group, Ltd.	511,773
138,591	Credit Agricole SA	1,490,494
433,061	Criteria Caixacorp SA	1,558,420
84,139	Danske Bank A/S	1,667,453
218,500	DBS Group Holdings, Ltd.	3,776,101
114,301	DnB NOR ASA	1,834,633
36,152	Erste Group Bank AG	1,204,431
17,200	Fukuoka Financial Group, Inc.	346,891
93,100	Hang Seng Bank, Ltd.	2,079,566
2,391,995	HSBC Holdings plc	19,626,590
470,817	ING Groep NV	5,044,976
1,788,978	Intesa Sanpaolo SpA	3,964,328
45,700	Japan Post Bank Co., Ltd.	501,824
30,538	KBC Group NV	1,975,750
8,579,213	Lloyds Banking Group plc	5,668,067
101,160	Mebuki Financial Group, Inc.	267,077
70,527	Mediobanca SpA	596,280
1,415,300	Mitsubishi UFJ Financial Group, Inc.	6,979,998
15,515	Mizrahi Tefahot Bank, Ltd.	262,886
2,889,339	Mizuho Financial Group, Inc.	4,503,854
329,040	National Australia Bank, Ltd.	5,582,272
361,068	Nordea Bank AB	3,046,939
382,899	Oversea-Chinese Banking Corp., Ltd.	3,145,818

See accompanying notes to the financial statements.

4

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Banks, continued
17,372	Raiffeisen International Bank-Holding AG	$442,395
256,487	Resona Holdings, Inc.	1,227,079
586,733	Royal Bank of Scotland Group plc	1,613,017
57,800	Seven Bank, Ltd.	164,875
20,000	Shinsei Bank, Ltd.	236,750
51,800	Shizuoka Bank, Ltd. (The)	403,241
191,839	Skandinaviska Enskilda Banken AB, Class A	1,868,435
91,080	Societe Generale	2,891,300
333,392	Standard Chartered plc	2,576,618
159,269	Sumitomo Mitsui Financial Group, Inc.	5,252,906
185,910	Svenska Handelsbanken AB, Class A	2,060,582
109,635	Swedbank AB, Class A	2,445,321
242,448	Unicredit SpA	2,749,937
162,773	United Overseas Bank, Ltd.	2,918,260
413,260	Westpac Banking Corp.	7,287,271
21,000	Yamaguchi Financial Group, Inc.	200,750

		162,187,364

Beverages (2.4%):
91,709	Anheuser-Busch InBev NV	6,068,684
44,500	Asahi Breweries, Ltd.	1,738,383
12,771	Carlsberg A/S, Class B	1,358,959
66,117	Coca-Cola Amatil, Ltd.	381,296
14,800	Coca-Cola Bottlers Japan Holdings, Inc.	441,878
23,898	Coca-Cola European Partners plc	1,099,106
24,775	Coca-Cola HBC AG	770,775
66,376	Davide Campari — Milano SpA	561,715
295,670	Diageo plc	10,507,545
13,638	Heineken Holding NV	1,147,668
31,315	Heineken NV	2,759,644
100,900	Kirin Holdings Co., Ltd.	2,122,709
25,394	Pernod Ricard SA	4,169,061
2,993	Remy Cointreau SA^	338,364
17,300	Suntory Beverage & Food, Ltd.	780,952
86,769	Treasury Wine Estates, Ltd.	904,206

		35,150,945

Biotechnology (1.2%):
3,935	BeiGene, Ltd., ADR*^	551,923
54,463	CSL, Ltd.	7,111,147
7,548	Genmab A/S*	1,237,188
35,621	Grifols SA	930,304
110,576	Shire plc	6,425,135

		16,255,697

Building Products (0.7%):
21,000	Asahi Glass Co., Ltd.	651,703
122,018	Assa Abloy AB, Class B	2,182,788
59,455	Compagnie de Saint-Gobain SA	1,978,710
30,300	Daikin Industries, Ltd.	3,188,938
4,509	Geberit AG, Registered Shares	1,757,414
18,471	Kingspan Group plc	791,015
33,800	Lixil Group Corp.	422,049
17,300	TOTO, Ltd.	594,763

		11,567,380

Capital Markets (2.5%):
114,268	3i Group plc	1,121,766
6,908	Amundi SA	363,134
22,992	ASX, Ltd.	971,422

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
307,202	Credit Suisse Group AG	$3,386,788
190,300	Daiwa Securities Group, Inc.	970,453
232,275	Deutsche Bank AG, Registered Shares^	1,853,340
23,482	Deutsche Boerse AG	2,823,495
34,899	Hargreaves Lansdown plc	822,148
143,393	Hong Kong Exchanges & Clearing, Ltd.	4,115,201
81,868	Investec plc	456,709
61,400	Japan Exchange Group, Inc.	986,205
27,246	Julius Baer Group, Ltd.	973,999
37,988	London Stock Exchange Group plc	1,960,072
38,375	Macquarie Group, Ltd.	2,935,834
114,848	Natixis	541,820
424,500	Nomura Holdings, Inc.	1,618,749
2,033	Partners Group Holding AG	1,236,226
24,390	SBI Holdings, Inc.	476,149
15,596	Schroders plc	483,611
94,500	Singapore Exchange, Ltd.	493,922
66,324	St. James Place plc	794,537
466,348	UBS Group AG	5,823,774

		35,209,354

Chemicals (3.4%):
51,457	Air Liquide SA	6,369,785
16,500	Air Water, Inc.	247,933
30,665	AkzoNobel NV	2,464,596
8,525	Arkema SA	727,396
153,700	Asahi Kasei Corp.	1,568,434
110,066	BASF SE	7,615,593
11,468	Christian Hansen Holding A/S	1,015,852
24,423	Clariant AG	450,816
23,590	Covestro AG	1,166,892
15,955	Croda International plc	947,579
30,000	Daicel Chemical Industries, Ltd.	308,333
1,002	EMS-Chemie Holding AG	477,315
19,549	Evonik Industries AG	488,195
8,204	Fuchs Petrolub AG	338,145
1,124	Givaudan SA, Registered Shares	2,608,089
11,300	Hitachi Chemical Co., Ltd.	168,790
203,908	Incitec Pivot, Ltd.	470,951
75,847	Israel Chemicals, Ltd.	431,756
22,625	Johnson Matthey plc	807,113
20,800	JSR Corp.	310,859
6,000	Kaneka Corp.	214,445
21,700	Kansai Paint Co., Ltd.	416,526
22,086	Koninklijke DSM NV	1,796,811
39,200	Kuraray Co., Ltd.	550,025
10,380	Lanxess AG	478,034
157,000	Mitsubishi Chemical Holdings Corp.	1,181,298
17,500	Mitsubishi Gas Chemical Co., Inc.	261,477
22,900	Mitsui Chemicals, Inc.	513,865
17,100	Nippon Paint Holdings Co., Ltd.	579,901
13,800	Nissan Chemical Industries, Ltd.	718,470
19,900	Nitto Denko Corp.	993,705
25,938	Novozymes A/S, Class B	1,159,623
45,774	Orica, Ltd.	555,996
44,000	Shin-Etsu Chemical Co., Ltd.	3,390,261
16,500	Showa Denko K.K.	484,044
15,600	Sika AG	1,983,464

See accompanying notes to the financial statements.

5

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
8,720	Solvay SA	$868,343
188,000	Sumitomo Chemical Co., Ltd.	919,512
14,995	Symrise AG	1,107,963
18,300	Taiyo Nippon Sanso Corp.	301,346
20,600	Teijin, Ltd.	327,994
167,200	Toray Industries, Inc.	1,168,362
34,300	Tosoh Corp.	443,870
25,304	Umicore SA^	1,006,280
21,014	Yara International ASA	807,146

		51,213,183

Commercial Services & Supplies (0.5%):
33,762	Babcock International Group plc	210,546
193,689	Brambles, Ltd.	1,384,352
29,800	Dai Nippon Printing Co., Ltd.	620,137
27,464	Edenred	1,006,616
189,889	G4S plc	475,156
20,973	ISS A/S	585,541
13,800	Park24 Co., Ltd.	305,081
25,600	SECOM Co., Ltd.	2,113,910
37,221	Securitas AB, Class B	598,751
2,917	Societe BIC SA	297,128
9,500	Sohgo Security Services Co., Ltd.	447,328
30,500	Toppan Printing Co., Ltd.	446,421

		8,490,967

Communications Equipment (0.4%):
676,546	Nokia OYJ	3,908,487
365,504	Telefonaktiebolaget LM Ericsson, Class B	3,223,317

		7,131,804

Construction & Engineering (0.8%):
29,963	ACS Actividades de Construccion y Servicios SA	1,151,720
27,320	Bouygues SA	976,785
11,842	Cimic Group, Ltd.	361,969
9,614	Eiffage SA	804,204
59,237	Ferrovial SA	1,194,565
2,435	Hochtief AG	328,147
23,600	JGC Corp.	329,486
56,000	Kajima Corp.	750,773
74,200	Obayashi Corp.	666,353
67,700	Shimizu Corp.	556,454
40,197	Skanska AB, Class B	642,163
26,200	TAISEI Corp.	1,114,050
60,851	Vinci SA	4,999,921

		13,876,590

Construction Materials (0.4%):
132,135	Boral, Ltd.	459,630
100,294	CRH plc	2,643,437
96,309	Fletcher Building, Ltd.*	315,234
17,913	HeidelbergCement AG	1,095,373
4,174	Imerys SA	199,673
53,069	James Hardie Industries SE	565,021
59,539	LafargeHolcim, Ltd., Registered Shares	2,461,286
14,000	Taiheiyo Cement Corp.	430,946

		8,170,600

Shares		Fair Value
Common Stocks, continued
Consumer Finance (0.0%)†:
53,700	ACOM Co., Ltd.	$176,721
13,000	Aeon Credit Service Co., Ltd.	233,561
21,100	Credit Saison Co., Ltd.	246,087

		656,369

Containers & Packaging (0.1%):
140,990	Amcor, Ltd.^	1,315,493
27,630	Smurfit Kappa Group plc	733,651
18,400	Toyo Seikan Kaisha, Ltd.	419,791

		2,468,935

Distributors (0.0%)†:
13,588	Jardine Cycle & Carriage, Ltd.	350,856

Diversified Consumer Services (0.0%)†:
9,400	Benesse Holdings, Inc.	239,054

Diversified Financial Services (0.9%):
339,548	AMP, Ltd.	585,979
5,200	Century Tokyo Leasing Corp.	226,275
69,162	Challenger, Ltd.	462,192
5,337	Eurazeo Se	376,730
12,905	EXOR NV	697,257
10,102	Groupe Bruxelles Lambert SA	877,230
18,686	Industrivarden AB, Class C	379,285
55,450	Investor AB, Class B	2,358,098
28,149	Kinnevik AB	681,459
10,702	L E Lundbergforetagen AB	316,507
52,300	Mitsubishi UFJ Lease & Finance Co., Ltd.	250,636
161,200	ORIX Corp.	2,342,497
4,243	Pargesa Holding SA	306,636
268,737	Standard Life Aberdeen plc	879,182
3,280	Wendel	393,373

		11,133,336

Diversified Telecommunication Services (2.5%):
17,673	Belgacom SA	476,922
272,655	Bezeq Israeli Telecommunication Corp., Ltd. (The)	266,963
1,026,264	BT Group plc	3,106,055
398,974	Deutsche Telekom AG, Registered Shares	6,776,307
17,594	Elisa OYJ	728,481
238,129	France Telecom SA	3,852,967
429,525	HKT Trust & HKT, Ltd.	618,467
3,341	Iliad SA	466,867
409,316	Koninklijke (Royal) KPN NV	1,196,153
82,352	Nippon Telegraph & Telephone Corp.	3,353,507
471,000	PCCW, Ltd.	270,982
993,900	Singapore Telecommunications, Ltd.	2,132,446
3,090	Swisscom AG, Registered Shares	1,479,347
232,354	Telecom Corp. of New Zealand, Ltd.	645,148
724,011	Telecom Italia SpA	346,019
1,407,788	Telecom Italia SpA*	779,782
84,244	Telefonica Deutschland Holding AG	329,583
559,407	Telefonica SA	4,720,890
87,579	Telenor ASA	1,691,770
345,906	Telia Co AB	1,642,338
489,114	Telstra Corp., Ltd.	981,593
45,014	TPG Telecom, Ltd.	204,129
14,595	United Internet AG, Registered Shares	638,374

		36,705,090

See accompanying notes to the financial statements.

6

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Electric Utilities (2.1%):
193,004	AusNet Services	$211,460
74,400	Chubu Electric Power Co., Inc.	1,058,115
32,100	Chugoku Electric Power Co., Inc. (The)	416,257
78,570	CK Infrastructure Holdings, Ltd.	593,110
200,000	CLP Holdings, Ltd.	2,254,698
297,895	EDP – Energias de Portugal SA	1,039,047
69,262	Electricite de France	1,091,182
37,384	Endesa SA^	860,297
975,385	Enel SpA	5,626,299
52,390	Fortum OYJ	1,148,867
283,500	HK Electric Investments, Ltd.^	285,696
174,000	Hongkong Electric Holdings, Ltd.	1,208,086
733,030	Iberdrola SA	5,864,495
83,500	Kansai Electric Power Co., Inc. (The)	1,253,995
44,400	Kyushu Electric Power Co., Inc.	528,021
22,315	Orsted A/S	1,494,029
52,696	Red Electrica Corporacion SA	1,173,624
123,725	Scottish & Southern Energy plc	1,700,864
175,152	Terna SpA	994,136
53,700	Tohoku Electric Power Co., Inc.	705,931
179,400	Tokyo Electric Power Co., Inc. (The)*	1,061,070
8,213	Verbund AG, Class A	350,427

		30,919,706

Electrical Equipment (1.3%):
222,976	ABB, Ltd.	4,252,896
13,400	Fuji Electric Holdings Co., Ltd.	390,790
32,098	Legrand SA	1,806,344
588,117	Melrose Industries plc	1,217,654
217,400	Mitsubishi Electric Corp.	2,383,662
26,700	Nidec Corp.	3,060,366
13,146	OSRAM Licht AG	570,673
27,397	Prysmian SpA	531,152
65,876	Schneider Electric SA	4,482,712
28,762	Siemens Gamesa Renewable Energy*	348,448
23,956	Vestas Wind Systems A/S	1,819,320

		20,864,017

Electronic Equipment, Instruments & Components (1.4%):
23,100	ALPS Electric Co., Ltd.	446,205
17,500	Hamamatsu Photonics K.K.	592,196
31,183	Hexagon AB, Class B	1,440,102
3,914	Hirose Electric Co., Ltd.	387,416
7,800	Hitachi High-Technologies Corp.	243,336
117,620	Hitachi, Ltd.	3,126,979
6,865	Ingenico Group	388,225
11,640	Keyence Corp.	5,867,136
39,100	Kyocera Corp.	1,944,674
21,600	Murata Manufacturing Co., Ltd.	2,976,618
9,000	Nippon Electric Glass Co., Ltd.	218,863
23,100	Omron Corp.	832,710
27,200	Shimadzu Corp.	532,322
15,300	TDK Corp.	1,088,827
33,500	Venture Corp., Ltd.	339,583
28,000	Yaskawa Electric Corp.	678,165
26,600	Yokogawa Electric Corp.	456,324

		21,559,681

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services (0.0%)†:
79,478	John Wood Group plc	$508,798
57,915	Tenaris SA	620,722
38,726	WorleyParsons, Ltd.	311,393

		1,440,913

Entertainment (0.7%):
14,900	DeNA Co., Ltd.	247,983
10,400	Konami Corp.	458,014
50,000	Nexon Co., Ltd.*	638,818
13,800	Nintendo Co., Ltd.	3,646,607
12,800	Toho Co., Ltd.	462,637
9,595	UbiSoft Entertainment SA*	769,654
126,063	Vivendi Universal SA	3,062,574

		9,286,287

Equity Real Estate Investment Trusts (1.7%):
297,482	Ascendas Real Estate Investment Trust	559,486
112,428	British Land Co. plc	763,835
277,018	CapitaLand Commercial Trust	355,039
288,500	CapitaMall Trust	477,458
180	Daiwahouse Residential Investment Corp.	402,984
123,857	Dexus Property Group	926,095
3,975	Fonciere des Regions SA	382,636
5,326	Gecina SA	687,448
222,060	GPT Group	835,024
97,888	Hammerson plc	409,868
4,198	ICADE	319,089
110	Japan Prime Realty Investment Corp.	417,773
152	Japan Real Estate Investment Corp.	853,704
311	Japan Retail Fund Investment Corp.	622,801
24,464	Klepierre	753,098
90,248	Land Securities Group plc	925,000
257,000	Link REIT (The)	2,588,312
198,740	Macquarie Goodman Group	1,487,248
470,481	Mirvac Group	742,117
164	Nippon Building Fund, Inc.	1,032,976
208	Nippon Prologis REIT, Inc.	439,149
496	Nomura Real Estate Master Fund, Inc.	652,828
648,168	Scentre Group	1,779,956
127,104	SERGO plc	953,257
298,358	Stockland Trust Group	740,032
261,300	Suntec REIT	340,549
16,730	Unibail — Rodamco-Westfield	2,583,908
367	United Urban Investment Corp.	569,149
384,976	Vicinity Centres	704,737

		24,305,556

Food & Staples Retailing (1.7%):
74,500	Aeon Co., Ltd.	1,466,383
69,391	Carrefour SA	1,182,555
6,499	Casino Guichard-Perrachon SA	269,755
138,031	Coles Group, Ltd.*	1,141,146
6,698	Colruyt SA	477,083
41,500	Dairy Farm International Holdings, Ltd.	374,804
7,600	FamilyMart Co., Ltd.	960,285
8,638	ICA Gruppen AB^	309,223
201,493	J Sainsbury plc	679,338
32,776	Jeronimo Martins SGPS SA	387,994
150,852	Koninklijke Ahold Delhaize NV	3,805,111

See accompanying notes to the financial statements.

7

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing, continued
6,600	LAWSON, Inc.	$419,131
22,671	METRO AG^	348,532
89,900	Seven & I Holdings Co., Ltd.	3,914,997
8,500	Sundrug Co., Ltd.	252,871
1,184,388	Tesco plc	2,869,499
4,200	Tsuruha Holdings, Inc.	360,321
5,700	Welcia Holdings Co., Ltd.	258,918
138,031	Wesfarmers, Ltd.	3,133,943
272,382	William Morrison Supermarkets plc	738,153
158,837	Woolworths, Ltd.	3,290,567

		26,640,609

Food Products (3.3%):
89,706	A2 Milk Co., Ltd.*	663,187
56,100	Ajinomoto Co., Inc.	995,381
42,480	Associated British Foods plc	1,104,647
270	Barry Callebaut AG, Registered Shares	420,039
8,800	Calbee, Inc.	275,047
12	Chocoladefabriken Lindt & Spruengli AG, Registered Shares	894,717
74,379	Danone SA	5,241,475
731,782	Golden Agri-Resources, Ltd.	131,207
19,301	Kerry Group plc, Class A	1,906,408
16,800	Kikkoman Corp.	901,702
129	Lindt & Spruengli AG	801,674
49,724	Marine Harvest	1,047,457
14,852	Meiji Holdings Co., Ltd.	1,210,390
368,242	Nestle SA, Registered Shares	29,950,576
11,500	Nippon Meat Packers, Inc.	432,363
23,345	Nisshin Seifun Group, Inc.	482,007
6,600	Nissin Foods Holdings Co., Ltd.	414,220
98,786	Orkla ASA, Class A	777,331
11,700	Toyo Suisan Kaisha, Ltd.	408,362
1,106,388	WH Group, Ltd.	843,704
218,900	Wilmar International, Ltd.	501,642
14,400	Yakult Honsha Co., Ltd.	1,009,758
13,600	Yamazaki Baking Co., Ltd.	284,934

		50,698,228

Gas Utilities (0.6%):
138,653	APA Group	829,891
41,856	Gas Natural SDG SA	1,061,733
1,116,525	Hong Kong & China Gas Co., Ltd.	2,304,459
46,000	Osaka Gas Co., Ltd.	840,651
8,300	Toho Gas Co., Ltd.	349,792
47,900	Tokyo Gas Co., Ltd.	1,211,536

		6,598,062

Health Care Equipment & Supplies (1.6%):
11,800	Asahi Intecc Co., Ltd.	502,334
5,476	bioMerieux	360,916
7,060	Cochlear, Ltd.	857,698
14,462	Coloplast A/S, Class B	1,343,698
158,619	Convatec Group plc	280,131
34,814	Essilor International SA Compagnie Generale d’Optique	4,395,440
65,199	Fisher & Paykel Healthcare Corp., Ltd.	565,162
45,600	HOYA Corp.	2,787,558
114,544	Koninklijke Philips Electronics NV	4,036,330
34,400	Olympus Co., Ltd.	1,052,033

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
4,362	Sartorius AG	$544,638
17,297	Siemens Healthineers AG*	724,119
106,478	Smith & Nephew plc	1,980,021
6,503	Sonova Holding AG, Registered Shares	1,060,755
1,291	Straumann Holding AG, Registered Shares	816,902
20,500	Sysmex Corp.	989,201
35,800	Terumo Corp.	2,011,499
12,129	William Demant Holding A/S*	343,902

		24,652,337

Health Care Providers & Services (0.5%):
21,700	Alfresa Holdings Corp.	561,484
26,243	Fresenius Medical Care AG & Co., KGaA	1,704,410
50,637	Fresenius SE & Co. KGaA	2,447,339
20,100	Medipal Holdings Corp.	434,856
12,751	NMC Health plc	445,664
17,336	Ramsay Health Care, Ltd.	704,724
44,167	Ryman Healthcare, Ltd.	317,286
47,400	Sonic Healthcare, Ltd.	737,974
8,570	Suzuken Co., Ltd.	439,907

		7,793,644

Health Care Technology (0.0%)†:
49,800	M3, Inc.	674,918

Hotels, Restaurants & Leisure (1.3%):
22,604	Accor SA	958,455
70,472	Aristocrat Leisure, Ltd.	1,076,060
20,456	Carnival plc	981,057
189,180	Compass Group plc	3,971,166
42,677	Crown, Ltd.	356,413
6,311	Domino’s Pizza Enterprises, Ltd.	180,644
6,425	Flight Centre, Ltd.	194,180
288,000	Galaxy Entertainment Group, Ltd.	1,807,810
755,757	Genting Singapore, Ltd.	541,154
62,988	GVC Holdings plc	541,305
22,316	Intercontinental Hotels Group plc	1,200,839
7,229	McDonald’s Holdings Co., Ltd.^	308,033
30,267	Melco Resorts & Entertainment, Ltd., ADR^	533,305
82,237	Merlin Entertainments plc	332,776
90,673	MGM China Holdings, Ltd.	152,636
24,500	Oriental Land Co., Ltd.	2,487,847
10,308	Paddy Power plc	844,379
294,332	Sands China, Ltd.	1,274,692
169,333	Shangri-La Asia, Ltd.	249,510
220,987	SJM Holdings, Ltd.	203,750
11,286	Sodexo SA	1,154,106
226,584	Tabcorp Holdings, Ltd.	684,466
50,001	TUI AG	717,478
21,731	Whitbread plc	1,264,814
191,600	Wynn Macau, Ltd.	412,318

		22,429,193

Household Durables (1.3%):
126,196	Barratt Developments plc	744,779
14,288	Berkeley Group Holdings plc (The)	633,649
24,800	Casio Computer Co., Ltd.	297,127
27,559	Electrolux AB, Series B, B Shares	584,222
49,568	Husqvarna AB, Class B	368,741
16,200	Iida Group Holdings Co., Ltd.	283,086

See accompanying notes to the financial statements.

8

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Household Durables, continued
36,700	Nikon Corp.	$543,914
268,800	Panasonic Corp.	2,412,187
37,977	Persimmon plc	930,272
3,700	Rinnai Corp.	242,333
2,674	SEB SA^	344,081
47,200	Sekisui Chemical Co., Ltd.	698,480
71,500	Sekisui House, Ltd.	1,048,463
25,700	Sharp Corp.	261,194
152,400	Sony Corp.	7,340,116
390,409	Taylor Wimpey plc	675,193
160,000	Techtronic Industries Co., Ltd.	843,405

		18,251,242

Household Products (0.8%):
73,784	Essity AB, Class B	1,814,172
12,252	Henkel AG & Co. KGaA	1,204,747
25,400	Lion Corp.	523,991
13,900	Pigeon Corp.	600,279
80,399	Reckitt Benckiser Group plc	6,138,811
49,700	Unicharm Corp.	1,605,881

		11,887,881

Independent Power and Renewable Electricity Producers (0.0%)†:
16,500	Electric Power Development Co., Ltd.	390,868
168,699	Meridian Energy, Ltd.	383,871
23,752	Uniper SE	614,862

		1,389,601

Industrial Conglomerates (1.6%):
326,744	CK Hutchison Holdings, Ltd.	3,122,660
11,849	DCC plc	900,595
27,300	Jardine Matheson Holdings, Ltd.	1,900,842
27,600	Jardine Strategic Holdings, Ltd.	1,008,356
10,900	Keihan Electric Railway Co., Ltd.	443,448
171,300	Keppel Corp., Ltd.	744,435
168,834	NWS Holdings, Ltd.	346,508
24,400	Seibu Holdings, Inc.	423,303
137,200	SembCorp Industries, Ltd.	256,278
91,902	Siemens AG, Registered Shares	10,248,364
45,447	Smiths Group plc	786,737
79,300	Toshiba Corp.	2,251,410

		22,432,936

Insurance (5.4%):
23,585	Admiral Group plc	612,996
206,038	AEGON NV	957,686
21,897	Ageas NV	983,592
1,451,400	AIA Group, Ltd.	11,940,353
51,847	Allianz SE, Registered Shares+	10,402,532
143,640	Assicurazioni Generali SpA	2,403,265
472,465	Aviva plc	2,253,052
233,137	AXA SA	5,022,396
5,631	Baloise Holding AG, Registered Shares	777,546
20,161	CNP Assurances SA	426,396
131,300	Dai-ichi Life Insurance Co., Ltd.	2,034,810
165,692	Direct Line Insurance Group plc	671,000
22,933	Gjensidige Forsikring ASA	357,425
7,419	Hannover Rueck SE	999,941
281,299	Insurance Australia Group, Ltd.	1,386,537

Shares		Fair Value
Common Stocks, continued
Insurance, continued
191,700	Japan Post Holdings Co., Ltd.	$2,204,360
725,337	Legal & General Group plc	2,128,016
124,272	MAPFRE SA	329,357
334,223	Medibank Private, Ltd.	604,843
57,811	MS&AD Insurance Group Holdings, Inc.	1,641,208
17,964	Muenchener Rueckversicherungs-Gesellschaft AG	3,919,773
40,725	NKSJ Holdings, Inc.	1,374,846
36,738	NN Group NV	1,459,207
64,066	Poste Italiane SpA	514,108
313,578	Prudential plc	5,601,862
162,166	QBE Insurance Group, Ltd.	1,153,335
122,220	RSA Insurance Group plc	797,330
52,736	Sampo OYJ, Class A	2,318,019
19,327	SCOR SA	870,325
19,400	Sony Financial Holdings, Inc.	360,140
155,949	Suncorp-Metway, Ltd.	1,386,931
4,021	Swiss Life Holding AG, Registered Shares	1,552,650
36,756	Swiss Re AG	3,378,589
68,236	T&D Holdings, Inc.	787,305
80,300	Tokio Marine Holdings, Inc.	3,817,628
15,770	Tryg A/S	397,040
18,167	Zurich Insurance Group AG	5,430,322

		83,256,721

Interactive Media & Services (0.1%):
118,034	Auto Trader Group plc	681,125
16,000	Kakaku.com, Inc.	281,428
8,800	Line Corp.*	300,863
6,156	REA Group, Ltd.	320,680
354,100	Yahoo! Japan Corp.	889,693

		2,473,789

Internet & Direct Marketing Retail (0.1%):
11,279	Delivery Hero AG*	418,825
100,700	Rakuten, Inc.	669,671
24,800	Start Today Co., Ltd.^	447,701
13,258	Zalando SE*^	340,670

		1,876,867

IT Services (0.7%):
52,341	Amadeus IT Holding SA	3,643,961
11,527	Atos Origin SA	937,754
19,541	Capgemini SA	1,928,921
54,245	Computershare, Ltd.	656,602
23,300	Fujitsu, Ltd.	1,460,895
13,846	Nomura Research Institute, Ltd.	509,046
77,000	NTT Data Corp.	841,377
7,600	OBIC Co., Ltd.	581,714
13,400	Otsuka Corp.	366,909
14,203	Wirecard AG	2,161,858
5,248	Wix.com, Ltd.*	474,104

		13,563,141

Leisure Products (0.2%):
24,200	Namco Bandai Holdings, Inc.	1,079,878
6,300	Sankyo Co., Ltd.	238,596
23,800	Sega Sammy Holdings, Inc.	335,664
8,500	Shimano, Inc.	1,208,561
16,900	Yamaha Corp.	717,612

		3,580,311

See accompanying notes to the financial statements.

9

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Life Sciences Tools & Services (0.4%):
1,385	Eurofins Scientific SE	$514,262
9,066	Lonza Group AG, Registered Shares	2,357,911
26,582	Qiagen NV*	906,277
3,335	Sartorius Stedim Biotech	332,721

		4,111,171

Machinery (2.5%):
33,786	Alfa Laval AB	721,671
18,116	Alstom SA	729,572
44,900	AMADA Co., Ltd.	400,518
9,566	Andritz AG^	439,981
81,749	Atlas Copco AB, Class A	1,954,099
45,586	Atlas Copco AB, Class B	1,000,024
120,476	CNH Industrial NV	1,083,714
11,300	Daifuku Co., Ltd.	509,449
81,749	Epiroc AB, Class A*	776,791
49,083	Epiroc AB, Class B*	439,601
23,000	FANUC Corp.	3,458,241
18,423	GEA Group AG	475,012
29,600	Hino Motors, Ltd.	278,000
12,300	Hitachi Construction Machinery Co., Ltd.	284,935
7,000	Hoshizaki Electric Co., Ltd.	428,859
18,100	IHI Corp.	496,894
23,100	JTEKT Corp.	255,668
17,100	Kawasaki Heavy Industries, Ltd.	363,684
8,541	Kion Group AG	433,435
112,400	Komatsu, Ltd.	2,394,639
41,174	Kone OYJ, Class B	1,961,152
121,100	Kubota Corp.	1,705,421
10,400	Kurita Water Industries, Ltd.	249,875
26,100	Makita Corp.	924,368
13,068	Metso Corp. OYJ	344,627
46,800	Minebea Co., Ltd.	672,140
35,000	Misumi Group, Inc.	730,545
36,600	Mitsubishi Heavy Industries, Ltd.	1,314,847
15,200	Nabtesco Corp.	327,087
30,200	NGK Insulators, Ltd.	407,166
42,400	NSK, Ltd.	363,532
137,436	Sandvik AB	1,967,573
4,746	Schindler Holding AG	943,283
2,413	Schindler Holding AG, Registered Shares	469,460
46,385	SKF AB, Class B	706,703
7,000	SMC Corp.	2,091,189
13,500	Sumitomo Heavy Industries, Ltd.	398,042
15,100	THK Co., Ltd.	280,640
190,306	Volvo AB, Class B	2,503,649
53,665	Wartsila Corp. OYJ, Class B	851,545
27,770	Weir Group plc (The)	456,518
321,450	Yangzijiang Shipbuilding Holdings, Ltd.	292,323

		36,886,472

Marine (0.2%):
445	A.P. Moeller — Maersk A/S, Class A	525,353
782	A.P. Moeller — Maersk A/S, Class B	987,099
6,505	Kuehne & Nagel International AG, Registered Shares	838,916
13,700	Mitsui O.S.K. Lines, Ltd.	297,706
17,000	Nippon Yusen Kabushiki Kaisha^	263,446

		2,912,520

Shares		Fair Value
Common Stocks, continued
Media (0.7%):
6,418	Axel Springer AG	$362,834
12,400	Cyberagent, Inc.^	484,264
25,877	Dentsu, Inc.	1,150,513
19,566	Eutelsat Communications SA	386,881
30,100	Hakuhodo DY Holdings, Inc.	427,175
153,234	Informa plc	1,228,550
431,852	ITV plc	685,238
8,903	JCDecaux SA	249,125
91,786	Pearson plc	1,094,058
29,053	ProSiebenSat.1 Media AG	516,661
24,874	Publicis Groupe SA	1,423,385
4,397	RTL Group	235,317
13,208	Schibsted ASA, Class B	400,974
44,292	SES Global, Class A	848,247
126,768	Singapore Press Holdings, Ltd.	217,874
6,267	Telenet Group Holding NV	290,892
152,029	WPP plc	1,632,586

		11,634,574

Metals & Mining (2.9%):
293,204	Alumina, Ltd.	470,608
125,578	Anglo American plc^	2,775,609
50,760	Antofagasta plc	502,980
80,863	ArcelorMittal	1,668,228
353,395	BHP Billiton, Ltd.^	8,524,370
253,266	BHP Group plc	5,293,994
61,180	BlueScope Steel, Ltd.	472,123
33,664	Boliden AB	732,581
187,428	Fortescue Metals Group, Ltd.^	549,161
28,344	Fresnillo plc	309,739
1,374,288	Glencore International plc	5,068,095
23,000	Hitachi Metals, Ltd.	238,879
59,300	JFE Holdings, Inc.	943,641
36,000	Kobe Steel, Ltd.	249,366
7,500	Maruichi Steel Tube, Ltd.	236,077
12,800	Mitsubishi Materials Corp.	335,624
90,433	Newcrest Mining, Ltd.	1,392,938
92,548	Nippon Steel Corp.	1,582,770
162,267	Norsk Hydro ASA	734,939
141,537	Rio Tinto plc	6,747,576
45,215	Rio Tinto, Ltd.	2,500,285
599,520	South32, Ltd.	1,414,148
28,500	Sumitomo Metal & Mining Co., Ltd.	758,117
53,870	ThyssenKrupp AG	924,472
14,170	Voestalpine AG	423,735

		44,850,055

Multiline Retail (0.3%):
13,700	Don Quijote Co., Ltd.	850,013
80,935	Harvey Norman Holdings, Ltd.^	180,254
37,900	Isetan Mitsukoshi Holdings, Ltd.	418,466
27,000	J. Front Retailing Co., Ltd.	312,125
186,344	Marks & Spencer Group plc	587,225
23,900	MARUI GROUP Co., Ltd.	462,239
17,038	Next plc	866,938
2,900	Ryohin Keikaku Co., Ltd.	705,868
17,500	Takashimaya Co., Ltd.	222,406

		4,605,534

See accompanying notes to the financial statements.

10

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Multi-Utilities (1.0%):
79,839	AGL Energy, Ltd.	$1,155,004
681,724	Centrica plc	1,172,079
260,692	E.ON AG	2,576,984
222,350	Engie Group	3,177,424
16,217	Innogy SE*	689,739
404,657	National Grid plc	3,912,664
61,082	RWE AG	1,327,716
47,126	Suez Environnement Co.	621,055
65,629	Veolia Environnement SA	1,345,996

		15,978,661

Oil, Gas & Consumable Fuels (5.9%):
13,248	AKER BP ASA	335,716
2,401,780	BP plc	15,151,531
29,171	Caltex Australia, Ltd.	523,395
22,895	Enagas SA	618,140
305,017	ENI SpA	4,802,796
60,935	Galp Energia SGPS SA	964,789
16,100	Idemitsu Kosan Co., Ltd.	530,716
125,500	INPEX Corp.	1,120,139
399,220	JX Holdings, Inc.	2,092,744
9,900	Koninklijke Vopak NV	448,413
22,716	Lundin Petroleum AB	568,240
15,800	Neste Oil OYJ	1,219,760
160,365	Oil Search, Ltd.	808,508
17,133	OMV AG	749,249
214,003	Origin Energy, Ltd.*	974,942
162,471	Repsol SA	2,611,426
553,536	Royal Dutch Shell plc, Class A	16,244,077
450,532	Royal Dutch Shell plc, Class B	13,404,326
217,124	Santos, Ltd.	837,810
20,700	Showa Shell Sekiyu K.K.	289,920
277,004	Snam SpA	1,212,340
141,140	Statoil ASA	3,012,034
288,065	Total SA	15,215,829
12,993	Washington H. Soul Pattinson & Co., Ltd.	226,586
113,953	Woodside Petroleum, Ltd.	2,516,286

		86,479,712

Paper & Forest Products (0.3%):
44,707	Mondi plc	924,950
108,000	OYI Paper Co., Ltd.	552,853
67,076	Stora Enso OYJ, Registered Shares	776,517
64,963	UPM-Kymmene OYJ	1,651,614

		3,905,934

Personal Products (2.3%):
11,769	Beiersdorf AG	1,228,077
59,200	Kao Corp.	4,365,170
6,000	Kobayashi Pharmaceutical Co., Ltd.	410,973
3,600	KOSE Corp.	571,017
30,262	L’Oreal SA	6,945,756
10,700	Pola Orbis Holdings, Inc.	286,686
46,300	Shiseido Co., Ltd.	2,877,245
185,348	Unilever NV	10,069,507
136,408	Unilever plc	7,138,184

		33,892,615

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals (8.0%):
225,100	Astellas Pharma, Inc.	$2,865,043
152,257	AstraZeneca plc	11,384,868
111,781	Bayer AG, Registered Shares	7,749,967
26,900	Chugai Pharmaceutical Co., Ltd.	1,554,154
69,100	Daiichi Sankyo Co., Ltd.	2,221,670
17,600	Dainippon Sumitomo Pharma Co., Ltd.	566,913
29,900	Eisai Co., Ltd.	2,328,461
596,168	GlaxoSmithKline plc	11,313,331
7,816	H. Lundbeck A/S	342,814
7,300	Hisamitsu Pharmaceutical Co., Inc.	398,426
4,528	Ipsen SA	583,914
31,100	Kyowa Hakko Kogyo Co., Ltd.	584,481
15,624	Merck KGaA	1,611,844
31,000	Mitsubishi Tanabe Pharma Corp.	445,441
260,547	Novartis AG, Registered Shares	22,324,513
219,832	Novo Nordisk A/S, Class B	10,107,190
44,600	Ono Pharmaceutical Co., Ltd.	902,743
12,002	Orion OYJ, Class B	416,873
47,500	Otsuka Holdings Co., Ltd.	1,938,654
11,679	Recordati SpA	405,329
84,388	Roche Holding AG	20,875,474
136,004	Sanofi-Aventis SA	11,751,732
44,400	Santen Pharmaceutical Co., Ltd.	635,494
32,900	Shionogi & Co., Ltd.	1,865,806
4,400	Taisho Pharmaceutical Holdings Co., Ltd.	437,511
86,700	Takeda Pharmacuetical Co., Ltd.^	2,942,199
110,461	Teva Pharmaceutical Industries, Ltd., ADR*	1,703,309
15,503	UCB SA	1,263,751
5,368	Vifor Pharma AG	582,869

		122,104,774

Professional Services (1.2%):
18,158	Adecco SA, Registered Shares	850,702
31,529	Bureau Veritas SA	640,288
109,162	Experian plc	2,652,747
18,808	Intertek Group plc	1,144,855
23,500	Persol Holdings Co., Ltd.	345,170
13,659	Randstad Holding NV	624,630
134,200	Recruit Holdings Co., Ltd.	3,213,290
239,196	Reed Elsevier plc	4,912,077
39,701	Seek, Ltd.	473,002
630	SGS SA, Registered Shares	1,419,971
7,034	Teleperformance	1,125,825
35,343	Wolters Kluwer NV	2,086,836

		19,489,393

Real Estate Management & Development (2.0%):
10,760	AEON Mall Co., Ltd.	172,166
93,252	Aroundtown SA	773,824
5,827	Azrieli Group	278,528
74,028	BGP Holdings plc*(a)	85
315,100	CapitaLand, Ltd.	716,824
47,400	City Developments, Ltd.	281,364
315,244	CK Asset Holdings, Ltd.	2,292,526
8,400	Daito Trust Construction Co., Ltd.	1,147,467
68,900	Daiwa House Industry Co., Ltd.	2,188,533
42,667	Deutsche Wohnen AG	1,955,443
124,000	Hang Lung Group, Ltd.	315,055

See accompanying notes to the financial statements.

11

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
235,000	Hang Lung Properties, Ltd.	$447,955
152,597	Henderson Land Development Co., Ltd.	756,530
142,100	Hongkong Land Holdings, Ltd.	895,788
32,500	Hulic Co., Ltd.	290,867
73,000	Hysan Development Co., Ltd.	346,155
75,775	Kerry Properties, Ltd.	257,461
67,086	Lend Lease Group	547,129
145,000	Mitsubishi Estate Co., Ltd.	2,272,599
108,600	Mitsui Fudosan Co., Ltd.	2,406,622
732,623	New World Development Co., Ltd.	962,474
16,100	Nomura Real Estate Holdings, Inc.	293,788
388,601	Sino Land Co., Ltd.	661,378
43,000	Sumitomo Realty & Development Co., Ltd.	1,570,734
195,000	Sun Hung Kai Properties, Ltd.	2,765,079
57,964	Swire Pacific, Ltd., Class A	608,968
131,400	Swire Properties, Ltd.	459,194
8,817	Swiss Prime Site AG	714,638
59,600	Tokyu Fudosan Holdings Corp.	295,900
66,296	UOL Group, Ltd.	300,045
59,055	Vonovia SE	2,679,900
133,300	Wharf Holdings, Ltd. (The)	345,837
150,300	Wharf Real Estate Investment Co., Ltd.	893,481
95,897	Wheelock & Co., Ltd.	544,670

		31,439,007

Road & Rail (1.2%):
228,405	Aurizon Holdings, Ltd.	688,370
17,200	Central Japan Railway Co.	3,655,294
243,600	ComfortDelGro Corp., Ltd.	382,643
22,490	DSV A/S	1,483,282
36,813	East Japan Railway Co.	3,272,519
27,700	Hankyu Hanshin Holdings, Inc.	927,803
26,800	Keihin Electric Express Railway Co., Ltd.	441,583
12,400	Keio Corp.	725,831
15,700	Keisei Electric Railway Co., Ltd.	488,820
19,800	Kintetsu Corp.	856,946
18,800	Kyushu Railway Co.	633,443
174,994	MTR Corp., Ltd.	921,043
21,400	Nagoya Railroad Co., Ltd.	567,653
9,500	Nippon Express Co., Ltd.	527,839
36,900	Odakyu Electric Railway Co., Ltd.	808,798
22,000	Tobu Railway Co., Ltd.	590,182
59,200	Tokyu Corp.	962,264
19,200	West Japan Railway Co.	1,356,180

		19,290,493

Semiconductors & Semiconductor Equipment (1.2%):
35,900	ASM Pacific Technology, Ltd.	344,032
49,593	ASML Holding NV	7,736,789
3,400	Disco Corp.	392,466
138,319	Infineon Technologies AG	2,751,994
40,183	NXP Semiconductors NV	2,944,611
96,600	Renesas Electronics Corp.*	443,133
11,300	ROHM Co., Ltd.	714,004
83,744	STMicroelectronics NV	1,194,914
27,200	SUMCO Corp.	306,745
19,100	Tokyo Electron, Ltd.	2,191,632

		19,020,320

Shares		Fair Value
Common Stocks, continued
Software (1.5%):
15,196	Check Point Software Technologies, Ltd.*	$1,559,869
15,599	Dassault Systemes SA	1,841,474
51,306	Micro Focus International plc	896,588
7,396	NICE Systems, Ltd.*	801,836
5,100	Oracle Corp.	322,725
134,847	Sage Group plc	1,032,255
118,133	SAP AG	11,765,586
7,385	Temenos Group AG	890,344
14,300	Trend Micro, Inc.	774,036

		19,884,713

Specialty Retail (0.7%):
3,400	ABC-Mart, Inc.	188,334
4,197	Dufry AG, Registered Shares	398,767
7,000	Fast Retailing Co., Ltd.	3,581,248
107,470	Hennes & Mauritz AB, Class B^	1,527,294
2,400	Hikari Tsushin, Inc.	377,592
132,795	Industria de Diseno Textil SA	3,384,890
254,638	Kingfisher plc	673,567
9,300	Nitori Co., Ltd.	1,155,367
2,400	Shimamura Co., Ltd.	184,494
28,900	USS Co., Ltd.	482,402
69,100	Yamada Denki Co., Ltd.	331,117

		12,285,072

Technology Hardware, Storage & Peripherals (0.5%):
29,000	Brother Industries, Ltd.	425,729
119,900	Canon, Inc.	3,304,226
47,300	Fujifilm Holdings Corp.	1,825,496
54,700	Konica Minolta Holdings, Inc.	491,022
30,200	NEC Corp.	904,243
77,200	Ricoh Co., Ltd.	755,138
33,400	Seiko Epson Corp.	468,713

		8,174,567

Textiles, Apparel & Luxury Goods (2.1%):
22,782	Adidas AG	4,760,127
21,600	ASICS Corp.	273,817
47,827	Burberry Group plc	1,052,086
63,157	Compagnie Financiere Richemont SA	4,060,591
3,856	Hermes International SA	2,132,257
7,713	Hugo Boss AG	475,628
9,046	Kering	4,233,082
33,386	LVMH Moet Hennessy Louis Vuitton SA	9,808,996
21,940	Moncler SpA	733,042
12,873	Pandora A/S	523,729
1,017	Puma SE	498,072
3,708	Swatch Group AG (The), Class B	1,085,199
6,517	Swatch Group AG (The), Registered Shares	377,916
74,486	Yue Yuen Industrial Holdings, Ltd.	237,707

		30,252,249

Tobacco (1.1%):
275,216	British American Tobacco plc	8,775,070
113,656	Imperial Tobacco Group plc, Class A	3,436,429
133,900	Japan Tobacco, Inc.	3,177,201
20,813	Swedish Match AB, Class B	820,998

		16,209,698

See accompanying notes to the financial statements.

12

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Trading Companies & Distributors (1.4%):
14,712	AerCap Holdings NV*	$582,595
57,594	Ashtead Group plc	1,193,073
19,087	Brenntag AG	823,667
40,893	Bunzl plc	1,230,231
27,670	Ferguson plc	1,771,879
168,900	ITOCHU Corp.	2,849,047
191,900	Marubeni Corp.	1,335,584
162,800	Mitsubishi Corp.	4,443,894
200,300	Mitsui & Co., Ltd.	3,104,708
15,100	MonotaRo Co., Ltd.	368,284
36,905	Rexel SA	393,452
138,000	Sumitomo Corp.	1,947,034
25,900	Toyota Tsushu Corp.	761,844

		20,805,292

Transportation Infrastructure (0.5%):
8,217	Aena SA	1,273,847
3,600	Aeroports de Paris	680,587
60,758	Atlantia SpA	1,258,007
121,970	Auckland International Airport, Ltd.	585,289
4,779	Fraport AG	341,547
57,631	Groupe Eurotunnel SA	773,305
5,100	Japan Airport Terminal Co., Ltd.	176,148
12,000	Kamigumi Co., Ltd.	244,892
74,000	SATS, Ltd.	253,658
139,052	Sydney Airport	658,979
308,960	Transurban Group	2,535,935

		8,782,194

Water Utilities (0.1%):
29,897	Severn Trent plc	690,621
80,876	United Utilities Group plc	757,222

		1,447,843

Wireless Telecommunication Services (1.4%):
7,009	Drillisch AG^	356,494
213,000	KDDI Corp.	5,076,501
7,641	Millicom International Cellular SA, SDR	485,130
158,500	NTT DoCoMo, Inc.	3,559,602
99,400	SoftBank Group Corp.	6,552,823

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Wireless Telecommunication Services, continued
58,618	Tele2 AB	$749,424
3,227,558	Vodafone Group plc	6,270,604

		23,050,578

Total Common Stocks (Cost $1,364,424,277)		1,495,696,393

Preferred Stocks (0.5%):
Automobiles (0.3%):
6,667	Bayerische Motoren Werke AG (BMW), 6.47%	474,425
18,156	Porsche Automobil Holding SE, 3.41%	1,074,712
22,454	Volkswagen AG, 2.85%, 12/31/49	3,572,697

		5,121,834

Household Products (0.2%):
21,689	Henkel AG & Co. KGaA, 1.88%, 2/21/19	2,368,102

Total Preferred Stocks (Cost $6,409,154)		7,489,936

Rights (0.0%)†:
Aerospace & Defense (0.0%)†:
9,588,056	Rolls-Royce Holdings plc, Expires on 1/08/19*	12,219

Oil, Gas & Consumable Fuels (0.0%)†:
162,471	Repsol SA, Expires on 1/10/19*^	74,450

Total Rights (Cost $88,450)		86,669

Unaffiliated Investment Company (0.1%):
783,135	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 2.20%(b)	783,135

Total Unaffiliated Investment Company (Cost $783,135)		783,135

Short-Term Securities Held as Collateral for Securities on Loan (1.6%)
Miscellaneous Investments (1.6%)
24,472,215	Short-Term Investments(c)	24,472,215

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $24,472,215)		24,472,215

Total Investment Securities (Cost $1,396,177,231) — 100.5%(d)		1,528,528,348
Net other assets (liabilities) — (0.5)%		(6,915,578)

Net Assets — 100.0%		$1,521,612,770

Percentages indicated are based on net assets as of December 31, 2018.

ADR—American Depositary Receipt

SDR—Swedish Depository Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2018. The total value of securities on loan as of December 31, 2018, was $22,263,584.

+	Affiliated Securities

†	Represents less than 0.05%.

(a)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2018. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	The rate represents the effective yield at December 31, 2018.

(c)

Represents various short-term investments purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

13

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2018

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2018: (Unaudited)

Country	Percentage
Australia	7.1%
Austria	0.2%
Belgium	0.9%
Bermuda	0.2%
China	0.1%
Denmark	1.7%
Finland	1.2%
France	10.2%
Germany	8.7%
Hong Kong	3.6%
Ireland (Republic of)	0.9%
Isle of Man	— %^
Israel	0.5%
Italy	2.1%

Country	Percentage
Japan	24.0%
Luxembourg	0.3%
Netherlands	4.0%
New Zealand	0.2%
Norway	0.7%
Portugal	0.2%
Singapore	1.3%
Spain	3.0%
Sweden	2.4%
Switzerland	9.0%
United Arab Emirates	— %^
United Kingdom	15.9%
United States	1.6%

100.0%

^	Represents less than 0.05%.

Futures Contracts

Cash of $1,005,085 has been segregated to cover margin requirements for the following open contracts as of December 31, 2018:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)

ASX SPI 200 Index March Futures (Australian Dollar)	3/21/19	20	$1,958,030	$4,104
DJ EURO STOXX 50 March Futures (Euro)	3/15/19	200	6,813,990	(159,502)
FTSE 100 Index March Futures (British Pounds)	3/15/19	47	3,988,543	(42,440)
SGX Nikkei 225 Index March Futures (Japanese Yen)	3/7/19	46	4,183,822	(16,919)

				$(214,757)

See accompanying notes to the financial statements.

14

AZL International Index Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in non-affiliates, at cost	$1,389,009,519
Investments in affiliates, at cost	7,167,712

Investments in non-affiliates, at value*	$1,518,125,816
Investments in affiliates, at value	10,402,532
Segregated cash for collateral	1,005,085
Interest and dividends receivable	1,859,482
Foreign currency, at value (cost $7,790,784)	7,871,637
Receivable for capital shares issued	7,606
Receivable for investments sold	2,313,537
Receivable for variation margin on futures contracts	92,073
Reclaims receivable	5,880,363
Prepaid expenses	17,851

Total Assets	1,547,575,982

Liabilities:
Payable for investments purchased	304,268
Payable for capital shares redeemed	82,449
Payable for collateral received on loaned securities	24,472,215
Manager fees payable	460,441
Administration fees payable	12,806
Distribution fees payable	307,436
Custodian fees payable	14,640
Administrative and compliance services fees payable	4,843
Transfer agent fees payable	893
Trustee fees payable	1,855
Other accrued liabilities	301,366

Total Liabilities	25,963,212

Net Assets	$1,521,612,770

Net Assets Consist of:
Paid in capital	$1,378,510,694
Total distributable earnings	143,102,076

Net Assets	$1,521,612,770

Class 1
Net Assets	$98,901,677
Shares of beneficial interest (unlimited number of shares authorized, no par value)	9,951,858
Net Asset Value (offering and redemption price per share)	$9.94

Class 2
Net Assets	$1,422,711,093
Shares of beneficial interest (unlimited number of shares authorized, no par value)	99,815,438
Net Asset Value (offering and redemption price per share)	$14.25

*	Includes securities on loan of $22,263,584.

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends from non-affiliates	$60,456,816
Dividends from affiliates	517,999
Income from securities lending	687,110
Foreign withholding tax	(6,115,766)

Total Investment Income	55,546,159

Expenses:
Manager fees	6,352,023
Administration fees	523,809
Distribution fees — Class 2	4,236,033
Custodian fees	241,731
Administrative and compliance services fees	30,834
Transfer agent fees	12,849
Trustee fees	97,100
Professional fees	88,026
Shareholder reports	48,178
Other expenses	743,254

Total expenses	12,373,837

Net Investment Income/(Loss)	43,172,322

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	15,325,554
Net realized gains/(losses) on affiliated securities	358,439
Net realized gains/(losses) on futures contracts	(1,655,925)
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(306,457,129)
Change in net unrealized appreciation/depreciation on affiliated securities	(1,832,365)
Change in net unrealized appreciation/depreciation on futures contracts	(229,585)

Net realized and Change in net unrealized gains/losses on investments	(294,491,011)

Change in Net Assets Resulting From Operations	$(251,318,689)

See accompanying notes to the financial statements.

15

AZL International Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$43,172,322	$42,062,104
Net realized gains/(losses) on investments	14,028,068	22,133,434
Change in unrealized appreciation/depreciation on investments	(308,519,079)	347,613,875

Change in net assets resulting from operations	(251,318,689)	411,809,413

Distributions to Shareholders:(a)
Class 1	(6,939,175)	(3,142,199)
Class 2	(66,270,138)	(29,993,552)

Change in net assets resulting from distributions to shareholders	(73,209,313)	(33,135,751)

Capital Transactions:
Class 1
Proceeds from shares issued	126,848	364,282
Proceeds from dividends reinvested	6,939,175	3,142,199
Value of shares redeemed	(17,191,782)	(20,249,269)

Total Class 1 Shares	(10,125,759)	(16,742,788)

Class 2
Proceeds from shares issued	39,282,271	122,065,809
Proceeds from dividends reinvested	66,270,138	29,993,552
Value of shares redeemed	(244,059,352)	(247,926,849)

Total Class 2 Shares	(138,506,943)	(95,867,488)

Change in net assets resulting from capital transactions	(148,632,702)	(112,610,276)

Change in net assets	(473,160,704)	266,063,386
Net Assets:(a)
Beginning of period	1,994,773,474	1,728,710,088

End of period	$1,521,612,770	$1,994,773,474

Share Transactions:
Class 1
Shares issued	10,697	34,123
Dividends reinvested	643,708	267,649
Shares redeemed	(1,460,097)	(1,769,550)

Total Class 1 Shares	(805,692)	(1,467,778)

Class 2
Shares issued	2,427,714	7,560,049
Dividends reinvested	4,283,784	1,815,590
Shares redeemed	(14,584,666)	(15,536,341)

Total Class 2 Shares	(7,873,168)	(6,160,702)

Change in shares	(8,678,860)	(7,628,480)

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in Notes to the Financial Statements.

See accompanying notes to the financial statements.

16

AZL International Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2018	2017	2016^		2015	2014

Class 1

Net Asset Value, Beginning of Period	$12.30	$10.07	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.36	0.37	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	(2.00)	2.15	(0.05)

Total from Investment Activities	(1.64)	2.52	0.07

Distributions to Shareholders From:
Net Investment Income	(0.50)	(0.16)	—
Net Realized Gains	(0.22)	(0.13)	—

Total Dividends	(0.72)	(0.29)	—

Net Asset Value, End of Period	$9.94	$12.30	$10.07

Total Return(a)	(13.80)%	25.12%	0.70	%(b)

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$98,902	$132,265	$123,158
Net Investment Income/(Loss)(c)	2.62%	2.48%	1.19%
Expenses Before Reductions(c)(d)	0.45%	0.48%	0.40%
Expenses Net of Reductions(c)	0.45%	0.48%	0.40%
Portfolio Turnover Rate(e)	2%	8%	55	%(f)

Class 2

Net Asset Value, Beginning of Period	$17.30	$14.10	$14.42		$15.28	$16.57

Investment Activities:
Net Investment Income/(Loss)	0.43	0.36	0.15		0.58	0.42
Net Realized and Unrealized Gains/(Losses) on Investments	(2.81)	3.12	(0.10)		(0.79)	(1.41)

Total from Investment Activities	(2.38)	3.48	0.05		(0.21)	(0.99)

Distributions to Shareholders From:
Net Investment Income	(0.45)	(0.15)	(0.37)		(0.65)	(0.30)
Net Realized Gains	(0.22)	(0.13)	—		—	—

Total Dividends	(0.67)	(0.28)	(0.37)		(0.65)	(0.30)

Net Asset Value, End of Period	$14.25	$17.30	$14.10		$14.42	$15.28

Total Return(a)	(14.04)%	24.77%	0.37%		(1.39)%	(6.18)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,422,711	$1,862,508	$1,605,552		$576,330	$863,302
Net Investment Income/(Loss)	2.36%	2.21%	2.11%		2.16%	2.88%
Expenses Before Reductions(d)	0.70%	0.73%	0.71%		0.75%	0.75%
Expenses Net of Reductions	0.70%	0.73%	0.71%		0.74%	0.75%
Portfolio Turnover Rate(e)	2%	8%	55	%(f)	13%	3%

^	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

(f)

Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 55%.

See accompanying notes to the financial statements.

17

AZL International Index Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 22 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL International Index Fund (the “Fund”), and 21 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

18

AZL International Index Fund

Notes to the Financial Statements

December 31, 2018

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2018 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested in short-term investments that have a remaining maturity of 397 days or less, similar to investments held in compliance with Rule 2a-7 under the 1940 Act. Included in short-term investments may be investments in overnight repurchase agreements that are collateralized at 102% with securities issued by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government, or other approved issuers. The securities purchased with cash collateral received are reflected in the Fund’s Schedule of Portfolio Investments under Short-Term Securities Held as Collateral for Securities on Loan. Short-term securities held as collateral for securities on loan are valued at amortized cost which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security. These are typically categorized as Level 2 in the fair value hierarchy, as defined in Note 4. Income earned on these investments is included in “Income from securities lending” on the Statement of Operations.

The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $68,183 during the year ended December 31, 2018. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $23,398,976 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2018. At December 31, 2018, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2018, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for these contracts was $20.3 million for the year ended December 31, 2018. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$4,104	Payable for variation margin on futures contracts	$218,861

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

19

AZL International Index Fund

Notes to the Financial Statements

December 31, 2018

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/Change in net unrealized appreciation/depreciation on futures contracts	$(1,655,925)	$(229,585)

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017

Distributions to Shareholders:
From net investment income
Class 1	$(1,715,781)
Class 2	(16,020,466)
From net realized gains
Class 1	(1,426,418)
Class 2	(13,973,086)

Change in net assets resulting from distributions to shareholders	$(33,135,751)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2020.

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL International Index Fund Class 1	0.35%	0.52%

AZL International Index Fund Class 2	0.35%	0.77%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2018, there were no voluntary waivers.

At December 31, 2018, the following investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments.

20

AZL International Index Fund

Notes to the Financial Statements

December 31, 2018

	Fair Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value 12/31/2018	Shares as of 12/31/2018	Dividend Income

Allianz SE, Registered Shares	$13,471,678	$—	$(1,595,220)	$358,439	$(1,832,365)	$10,402,532	51,847	$517,999

	$13,471,678	$—	$(1,595,220)	$358,439	$(1,832,365)	$10,402,532	51,847	$517,999

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $14,714 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by

21

AZL International Index Fund

Notes to the Financial Statements

December 31, 2018

monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+
Biotechnology	$551,923	$15,703,774	$—	$16,255,697
Food & Staples Retailing	1,141,146	25,499,463	—	26,640,609
Hotels, Restaurants & Leisure	533,305	21,895,888	—	22,429,193
IT Services	474,104	13,089,037	—	13,563,141
Pharmaceuticals	1,703,309	120,401,465	—	122,104,774
Real Estate Management & Development	—	31,438,922	85	31,439,007
Semiconductors & Semiconductor Equipment	2,944,611	16,075,709	—	19,020,320
Software	1,559,869	18,324,844	—	19,884,713
Trading Companies & Distributors	582,595	20,222,697	—	20,805,292
All Other Common Stocks+	—	1,203,553,647	—	1,203,553,647
Preferred Stocks
Automobiles	—	5,121,834	—	5,121,834
Household Products	—	2,368,102	—	2,368,102
Rights	—	86,669	—	86,669
Short-Term Securities Held as Collateral for Securities on Loan	—	24,472,215	—	24,472,215
Unaffiliated Investment Company	783,135	—	—	783,135

Total Investment Securities	10,273,997	1,518,254,266	85	1,528,528,348

Other Financial Instruments:*
Futures Contracts	(214,757)	—	—	(214,757)

Total Investments	$10,059,240	$1,518,254,266	$85	$1,528,313,591

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL International Index Fund	$41,277,410	$224,794,924

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

22

AZL International Index Fund

Notes to the Financial Statements

December 31, 2018

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $1,435,506,536. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$189,339,259
Unrealized (depreciation)	(96,317,447)

Net unrealized appreciation/(depreciation)	$93,021,812

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL International Index Fund	$53,411,357	$19,797,956	$73,209,313

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL International Index Fund	$17,736,247	$15,399,504	$33,135,751

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL International Index Fund	$39,883,105	$10,099,174	$—	$93,119,797	$143,102,076

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and mark-to-market of PFIC investments.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had an individual shareholder account which are affiliated with the Manager representing ownership in excess of 35% of the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL International Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL International Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2018, the Fund declared net short-term capital gain distributions of $4,072,004.

During the year ended December 31, 2018, the Fund declared net long-term capital gain distributions of $19,797,956.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Agreements were approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the

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Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the one-year period ended June 30, 2018, eight Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2018, 10 Funds were in the top 40%, three were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2018, five Funds were in the top 40%, three were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, the AZL Russell 1000 Value Index Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund, respectively, on September 12, 2018, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers.

For the AZL Russell 1000 Value Index Fund, the Board understood that the peer groups utilized for performance ranking by Lipper include both active and passive funds. The Board also understood that an index fund’s performance generally should be judged based upon how closely the Fund’s performance matches the performance of the Fund’s benchmark index. The Board quarterly receives information regarding index attribution (performance versus benchmark index) for the AZL Russell 1000 Value Index Fund, and the Board found the performance of the Fund by that measure to be satisfactory. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 22 Funds reviewed by the Board in the fall of 2018, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 22 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); (2) for the AZL BlackRock Global Allocation Fund, the AZL Enhanced Bond Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, although the management fee ranked below the 65th percentile, the Manager proposed increasing the temporary management fee waiver by one basis point due to lower subadvisory fees negotiated by the Manager; and (4) for the AZL Russell 1000 Value Index Fund, the AZL Russell 1000 Growth Fund, and the AZL MetWest Total Return Bond Fund, the Manager recommended increasing a temporary management fee waiver by one basis point for the Russell Funds and by five basis points for the MetWest Fund. Increasing the temporary management fee waivers effectively decreases the management fee paid by a fund.

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The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2017, were approximately $17.4 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for four Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL® MetWest Total Return Bond Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MetWest Total Return Bond Fund (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MetWest Total Return Bond Fund and Metropolitan West Asset Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® MetWest Total Return Bond Fund (the “Fund”) returned -0.21%. That compared to a 0.01% total return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1 (“Index”).

Rising interest rates weighed on fixed income markets in the first part of 2018, as the U.S. Federal Reserve Board continued to normalize interest rates and remove liquidity from the markets. Investment-grade credit faced challenges as performance weakened on growing concerns about leverage, poor underwriting, deteriorating liquidity conditions, and the broader macroeconomic outlook. However, fixed income markets recovered at the end of the year amid a sell-off in equities that drove a flight-to-safety rally in interest rates.

The Fund’s duration profile contributed to its relative performance during the year. As rates rose in 2018, the Fund’s duration was extended through dollar cost averaging from 0.3 years short of the Index at the beginning of the year to 0.2 years long by year-end, due to better yield compensation. The Fund benefited from rising rates over the first half of the year and from its long position when rates fell during the fourth quarter.*

A defensive positioning in corporate credit also contributed to the Fund’s returns relative to the Index. The sector suffered significant spread widening in the latter part of the year, lagging the broader fixed income market as investment-grade spreads expanded by 60 basis points (0.60%).

The Fund’s allocation to securitized products benefited performance during the year. In particular, the Fund’s overweight position in federally guaranteed student loans helped relative results as spreads remained consistently narrow throughout the year. An overweight position in non-agency mortgage-backed securities also boosted relative performance, due to improving fundamentals that supported the sector’s positive performance.*

Compared to the Index, the Fund’s positioning continued to favor regulated sectors such as senior issues of U.S. banks and utilities. However, the Fund’s overweight position in banks detracted from relative performance as bank spreads widened along with the broader corporate credit markets, weighed down by subordinated issues. Meanwhile, bonds more senior in the capital structure performed relatively better.*

The Fund was able to take advantage of spread widening late in the year, adding selectively in industries such as autos and manufacturing, which led to overweight positions in these areas compared to the Index. Despite the attractive levels at which the Fund made these additions, they resulted in a drag on relative performance as spreads continued to widen late in the fourth quarter.*

The Fund held derivatives in the form of futures and currency swaps during the period under review. Neither of these holdings materially impacted performance.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® MetWest Total Return Bond Fund (Unaudited)

Fund Objective

The Fund’s investment objective is to maximize long-term total return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade fixed income securities or unrated securities that are determined by the Subadvisor to be of similar quality.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near future, which may increase the Fund’s exposure to risks related to rising rates.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.
For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

			Since
	1	3	Inception
	Year	Year	(11/17/14)
AZL® MetWest Total Return Bond Fund	-0.21%	1.73%	1.38%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.06%	1.82%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MetWest Total Return Bond Fund	0.91%

The above expense ratio is based on the current Fund prospectus dated May 1, 2018. The Manager voluntarily reduced the management fee to 0.50% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.91% through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MetWest Total Return Bond Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MetWest Total Return Bond Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL MetWest Total Return Bond Fund	$1,000.00	$1,013.80	$4.31	0.85%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL MetWest Total Return Bond Fund	$1,000.00	$1,020.92	$4.33	0.85%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

U.S. Government Agency Mortgages	31.1%

Corporate Bonds	27.1

U.S. Treasury Obligations	19.8

Collateralized Mortgage Obligations	10.8

Asset Backed Securities	6.2

Yankee Dollars	4.1

Municipal Bonds	1.6

Foreign Bonds	1.1

Money Markets	1.0

Commercial Paper	0.2

Short-Term Securities Held as Collateral for Securities on Loan	0.1

Total Investment Securities	103.1

Net other assets (liabilities)	(3.1)

Net Assets	100.0%

3

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Asset Backed Securities (6.2%):
$224,120	Goal Capital Funding Trust, Class A3, Series 2005-2, 2.85%(US0003M+17bps), 5/28/30, Callable 8/25/20 @ 100	$223,795
632,699	Navient Student Loan Trust, Class A, Series 2014-2, 3.15%(US0001M+64bps), 3/25/83, Callable 10/25/33 @ 100	629,131
620,902	Navient Student Loan Trust, Class A, Series 2014-3, 3.13%(US0001M+62bps), 3/25/83, Callable 11/25/32 @ 100	613,934
408,260	Navient Student Loan Trust, Class A, Series 2014-4, 3.13%(US0001M+62bps), 3/25/83, Callable 2/25/33 @ 100	402,862
775,872	Navient Student Loan Trust, Class A, Series 2016-1A, 3.21%(US0001M+70bps), 2/25/70, Callable 7/25/33 @ 100(a)	773,880
965,000	Navient Student Loan Trust, Class A3, Series 2016-2, 4.01%(US0001M+150bps), 6/25/65, Callable 10/25/30 @ 100(a)	997,164
950,000	Navient Student Loan Trust, Class A3, Series 2017-3A, 3.56%(US0001M+105bps), 7/26/66, Callable 1/25/34 @ 100(a)	959,617
1,102,805	Nelnet Student Loan Trust, Class A2, Series 2015-2A, 3.11%(US0001M+60bps), 9/25/47, Callable 6/25/32 @ 100(a)	1,092,917
2,615,000	SLC Student Loan Trust, Class 2A3, Series 2006-1, 2.95%(US0003M+16bps), 3/15/55, Callable 6/15/30 @ 100	2,479,367
1,175,063	SLC Student Loan Trust, Class 2A3, Series 2008-1, 4.39%(US0003M+160bps), 12/15/32, Callable 9/15/27 @ 100	1,203,297
695,332	SLM Student Loan Trust, Class 2A3, Series 2003-7, 3.36%(US0003M+57bps), 9/15/39, Callable 3/15/29 @ 100	665,264
940,000	SLM Student Loan Trust, Class A6A, Series 2004-3A, 3.04%(US0003M+55bps), 10/25/64, Callable 1/25/29 @ 100(a)	943,162
469,060	SLM Student Loan Trust, Class A4, Series 2007-6, 2.87%(US0003M+38bps), 10/25/24, Callable 1/25/34 @ 100	469,151
795,774	SLM Student Loan Trust, Class A4, Series 2007-7, 2.82%(US0003M+33bps), 1/25/22, Callable 7/25/22 @ 100	781,374
1,220,000	SLM Student Loan Trust, Class 2A3, Series 2008-5, 4.34%(US0003M+185bps), 7/25/73, Callable 10/25/24 @ 100	1,247,178
1,208,166	SLM Student Loan Trust, Class A4, Series 2008-6, 3.59%(US0003M+110bps), 7/25/23, Callable 7/25/23 @ 100	1,217,092
809,487	SLM Student Loan Trust, Class A, Series 2008-9, 3.99%(US0003M+150bps), 4/25/23, Callable 10/25/24 @ 100	813,713
240,000	SLM Student Loan Trust, Class 2A3, Series 2008-9, 4.74%(US0003M+225bps), 10/25/83, Callable 10/25/24 @ 100	249,506
1,380,224	SLM Student Loan Trust, Class A, Series 2009-3, 3.26%(US0001M+75bps), 1/25/45, Callable 2/25/34 @ 100(a)	1,372,151

Principal Amount		Fair Value
Asset Backed Securities, continued
$790,566	SLM Student Loan Trust, Class A3, Series 2012-1, 3.46%(US0001M+95bps), 9/25/28, Callable 5/25/26 @ 100	$791,824
1,970,000	Wachovia Student Loan Trust, Class 2A3, Series 2006-1, 2.66%(US0003M+17bps), 4/25/40, Callable 1/25/26 @ 100(a)	1,937,272

Total Asset Backed Securities (Cost $19,592,635)		19,863,651

Collateralized Mortgage Obligations (10.8%):
850,000	AIMCO CLO, Class AR, Series 2015-AA, 3.29%(US0003M+85bps), 1/15/28, Callable 1/15/19 @ 100(a)	836,188
1,655,306	Alternative Loan Trust, Class 4A1, Series 2005-56, 2.63%(US0001M+31bps), 11/25/35, Callable 5/25/19 @ 100	1,602,873
1,212,300	America Home Mortgage Investment Trust, Class 6A, Series 2005-1, 4.89%(US0006M+200bps), 6/25/45, Callable 1/25/19 @ 100	1,235,388
379,861	Ameriquest Mortgage Securities, Inc., Class M2, Series 2005-R5, 3.20%(US0001M+46bps), 7/25/35, Callable 1/25/19 @ 100	380,154
69,336	Ameriquest Mortgage Securities, Inc., Class M2, Series 2005-R5, 3.23%(US0001M+72bps), 4/25/35, Callable 1/25/19 @ 100	69,347
515,000	Bank of America Merrill Lynch Large Loan, Inc., Class A, Series 2018-PARK, 4.09%, 8/10/38(a)(b)	536,687
499,763	Bank of America Mortgage Securities, Inc., Class 2A3, Series 2005-F, 4.24%, 7/25/35, Callable 1/25/19 @ 100(b)	468,639
340,000	Barclays Commercial Mortgages Securities, Class A2, Series 2013-TYSNC, 3.76%, 9/5/32(a)	342,591
360,000	CGRBS Commercial Mortgage Trust, Class A, Series 2013-VN05, 3.37%, 3/13/35(a)	363,933
1,139,264	Citigroup Mortgage Loan Trust, Inc., Class 1A1A, Series 2007-AR5, 4.25%, 4/25/37, Callable 6/25/30 @ 100(b)	1,128,395
500,000	Cityline Commercial Mortgage Trust, Class A, Series 2016-CLNE, 2.78%, 11/10/31(a)(b)	489,852
390,000	Commercial Mortgage Trust, Class A, Series 2014-277P, 3.61%, 8/10/49(a)(b)	395,374
360,000	Commercial Mortgage Trust, Class A1, Series 2013-300P, 4.35%, 8/10/30(a)	378,078
365,000	Commercial Mortgage Trust, Class A, Series 2016-787S, 3.55%, 2/10/36(a)(b)	362,712
341,522	Core Industrial Trust, Class A, Series 2015-CALW, 3.04%, 2/10/34(a)	340,411
342,411	Core Industrial Trust, Class A, Series 2015-TEXW, 3.08%, 2/10/34(a)	340,971
1,051,486	Credit Suisse Mortgage Capital Certificates, Class A2E, Series 2007-CB2, 4.10%, 2/25/37, Callable 12/25/22 @ 100(b)	804,492
1,820,000	Fannie Mae-Aces, Class A2, Series 2018-M1, 2.99%, 12/25/27(b)	1,780,099
860,000	Federal Home Loan Mortgage Corporation, Class A3, Series K151, 3.51%, 4/25/30	854,251
602,050	First Franklin Mortgage Loan Trust, Class M1, Series 2005-FF8, 3.24%(US0001M+49bps), 9/25/35, Callable 1/25/19 @ 100	603,077

See accompanying notes to the financial statements.

4

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$888,542	First Horizon Alternative Mortgage Securities Trust, Class 2A1, Series 2005-AA12, 4.08%, 2/25/36, Callable 1/25/19 @ 100(b)	$703,741
454,717	First Horizon Alternative Mortgage Securities Trust, Class 2A1, Series 2005-AR3, 4.26%, 8/25/35, Callable 1/25/19 @ 100(b)	372,970
1,102,309	First Horizon Alternative Mortgage Securities Trust, Class 1A1, Series 2006-AA1, 4.12%, 3/25/36, Callable 1/25/19 @ 100(b)	1,006,943
956,952	First Horizon Alternative Mortgage Securities Trust, Class 2A1, Series 2006-AA1, 4.11%, 4/25/36, Callable 1/25/19 @ 100(b)	887,032
956,557	GMAC Mortgage Corp. Loan Trust, Class 1A1, Series 2006-AR1, 3.83%, 4/19/36, Callable 2/19/19 @ 100(b)	844,949
724,223	GMAC Mortgage Corp. Loan Trust, Class 3A1, Series 2005-AR5, 4.23%, 9/19/35, Callable 1/19/19 @ 100(b)	681,422
850,000	GoldenTree Loan Opportunities IX, Ltd., Class AR2, Series 2014-9A, 3.62%(US0003M+111bps), 10/29/29, Callable 10/29/20 @ 100(a)	843,362
280,000	GRACE Mortgage Trust, Class A, Series 2014-GRCE, 3.37%, 6/10/28(a)	280,760
147,500	GS Mortgage Securities Trust, Class A, Series 2012-ALOH, 3.55%, 4/10/34(a)	148,664
1,727,357	HarborView Mortgage Loan Trust, Class 1A1A, Series 2006-10, 2.67%(US0001M+20bps), 11/19/36, Callable 9/19/26 @ 100	1,532,331
365,000	Liberty Street Trust, Class A, Series 2016-225L, 3.60%, 2/10/36(a)	364,120
691,081	Magnetite IX, Ltd., Class A1R, Series 2014-9A, 3.49%(US0003M+100bps), 7/25/26, Callable 1/25/19 @ 100(a)	689,112
1,000,000	Magnetite XI, Ltd., Class A1R, Series 2014-11A, 3.56%(US0003M+112bps), 1/18/27, Callable 1/18/19 @ 100(a)	995,951
931,759	Merrill Lynch First Franklin Mortgage Loan Trust, Class 2A2, Series 2007-4, 2.63%(US0001M+12bps), 7/25/37, Callable 9/25/25 @ 100	638,898
345,000	Morgan Stanley Capital I Trust, Class A, Series 2014-MP, 3.47%, 8/11/33(a)	349,090
832,530	Morgan Stanley Remic Trust, Class 3A, Series 2014-R8, 2.63%(12MTA+75bps), 6/26/47(a)	806,952
603,489	MortgageIT Trust, Class 2A3, Series 2005-2, 4.00%(US0001M+165bps), 5/25/35, Callable 1/25/19 @ 100	597,101
676,162	Nomura Asset Acceptance Corp., Class 3A1, Series 2005-AR3, 5.69%, 7/25/35, Callable 1/25/19 @ 100(b)	682,310
1,147,984	Nomura Resecuritization Trust, Class 2A3, Series 2014-7R, 2.52%(US0001M+20bps), 12/26/35(a)	1,137,412
210,000	Octagon Investment Partners 25, Class AR, Series 2015-1A, 3.27%(US0003M+80bps), 10/20/26, Callable 1/20/19 @ 100(a)	207,327
385,000	RBSCF Trust, Class A, Series 2013-GSP, 3.83%, 1/13/32(a)(b)	394,907

Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$1,496,904	Residential Accredit Loans, Inc., Class A2, Series 2006-QA10, 2.69%(US0001M+18bps), 12/25/36, Callable 4/25/20 @ 100	$1,417,806
1,704,251	Structured Asset Mortgage Investments II Trust, Class 3A1, Series 2006-AR1, 2.74%(US0001M+23bps), 2/25/36, Callable 6/25/19 @ 100	1,502,340
858,483	WaMu Mortgage Pass-Through Certificates, Class 2A1A, Series 2005-AR6, 2.97%(US0001M+23bps), 4/25/45, Callable 1/25/19 @ 100	858,491
979,147	WaMu Mortgage Pass-Through Certificates, Class 2A1A, Series 2005-AR8, 3.09%(US0001M+29bps), 7/25/45, Callable 1/25/19 @ 100	967,440
859,595	WaMu Mortgage Pass-Through Certificates, Class A2, Series 2005-AR3, 3.67%, 3/25/35, Callable 11/25/19 @ 100(b)	866,509
389,591	WaMU Mortgage Pass-Through Certificates, Class A1A, Series 2004-AR10, 2.95%(US0001M+44bps), 7/25/44, Callable 1/25/19 @ 100	386,843
606,271	Wells Fargo Mortgage Backed Securities Trust, Class 2A1, Series 2006-AR2, 4.61%, 3/25/36, Callable 1/25/19 @ 100(b)	615,226
670,565	Wells Fargo Mortgage Backed Securities Trust, Class 1A1, Series 2006-AR12, 4.71%, 9/25/36, Callable 1/25/19 @ 100(b)	673,197

Total Collateralized Mortgage Obligations (Cost $34,301,584)		34,766,718

Corporate Bonds (27.1%):
Aerospace & Defense (0.4%):
530,000	L3 Technologies, Inc., 4.40%, 6/15/28, Callable 3/15/28 @ 100	529,882
550,000	Northrop Grumman Corp., 3.25%, 1/15/28, Callable 10/15/27 @ 100	513,151
175,000	United Technologies Corp., 3.35%, 8/16/21	174,526

		1,217,559

Airlines (0.7%):
1,235,952	Continental Airlines 2009-2, Series A, 7.25%, 5/10/21^	1,269,200
153,226	U.S. Airways 2001-1G PTT, Class G, Series 2001, 7.08%, 9/20/22	160,121
722,129	U.S. Airways 2010-1A PTT, Series A, 6.25%, 10/22/24	762,785

		2,192,106

Banks (6.6%):
670,000	Bank of America Corp., Series G, 2.37%(US0003M+66bps), 7/21/21, Callable 7/21/20 @ 100	658,010
910,000	Bank of America Corp., 2.74%(US0003M+37bps), 1/23/22, Callable 1/23/21 @ 100	896,191
165,000	Bank of America Corp., 3.00%(US0003M+79bps), 12/20/23, Callable 12/20/22 @ 100	160,381
735,000	Bank of America Corp., 3.09%(US0003M+109bps), 10/1/25, Callable 10/1/24 @ 100	696,920

See accompanying notes to the financial statements.

5

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Corporate Bonds, continued
Banks, continued
$350,000	Bank of America Corp., 3.70%(US0003M+151bps), 4/24/28, Callable 4/24/27 @ 100	$335,744
685,000	Bank of America Corp., Series G, 3.59%(US0003M+137bps), 7/21/28, Callable 7/21/27 @ 100	649,599
1,395,000	Bank of America Corp., 4.27%(US0003M+131bps), 7/23/29, Callable 7/23/28 @ 100	1,388,453
950,000	Citibank NA, Series B, 3.05%, 5/1/20, Callable 4/1/20 @ 100	948,794
545,000	Citibank NA, Series B, 3.40%, 7/23/21, Callable 6/23/21 @ 100	545,693
500,000	Citigroup, Inc., 2.55%, 4/8/19	499,283
500,000	Citigroup, Inc., 2.50%, 7/29/19	498,292
700,000	Citigroup, Inc., 3.89%(US0003M+156bps), 1/10/28, Callable 1/10/27 @ 100	675,436
815,000	JPMorgan Chase & Co., 4.02%(US0003M+100bps), 12/5/24, Callable 12/5/23 @ 100	821,485
960,000	JPMorgan Chase & Co., 3.22%(US0003M+116bps), 3/1/25, Callable 3/1/24 @ 100	927,343
750,000	JPMorgan Chase & Co., 3.54%(US0003M+138bps), 5/1/28, Callable 5/1/27 @ 100	715,040
1,450,000	JPMorgan Chase Bank NA, 2.87%(US0003M+25bps), 2/13/20, Callable 2/13/19 @ 100	1,448,080
1,820,000	JPMorgan Chase Bank NA, 2.60%(US0003M+28bps), 2/1/21, Callable 2/1/20 @ 100	1,805,545
1,000,000	JPMorgan Chase Bank NA, Series B, 3.09%(US0003M+35bps), 4/26/21, Callable 4/26/20 @ 100	995,958
750,000	PNC Bank NA, 2.40%, 10/18/19, Callable 9/18/19 @ 100	745,570
165,000	Wells Fargo & Co., 2.63%, 7/22/22, MTN	159,103
265,000	Wells Fargo & Co., 3.55%, 9/29/25, MTN	256,752
2,110,000	Wells Fargo & Co., 3.00%, 4/22/26	1,966,179
3,000,000	Wells Fargo Bank NA, 2.40%, 1/15/20	2,974,480
530,000	Wells Fargo Bank NA, Class B, 3.33%(US0003M+49bps), 7/23/21, Callable 7/23/20 @ 100	529,483

		21,297,814

Beverages (0.5%):
763,000	Anheuser-Busch Cos. LLC, 4.90%, 2/1/46, Callable 8/1/45 @ 100(a)	707,595
900,000	Constellation Brands, Inc., 2.00%, 11/7/19	888,916

		1,596,511

Biotechnology (0.8%):
300,000	AbbVie, Inc., 4.70%, 5/14/45, Callable 11/14/44 @ 100	272,824
150,000	AbbVie, Inc., 4.88%, 11/14/48, Callable 5/14/48 @ 100	139,949
300,000	Amgen, Inc., 4.40%, 5/1/45, Callable 11/1/44 @ 100	280,556
500,000	Amgen, Inc., 4.56%, 6/15/48, Callable 12/15/47 @ 100	478,831
120,000	Baxalta, Inc., 2.88%, 6/23/20, Callable 5/23/20 @ 100	118,928
660,000	Celgene Corp., 5.00%, 8/15/45, Callable 2/15/45 @ 100	610,291

Principal Amount		Fair Value
Corporate Bonds, continued
Biotechnology, continued
$350,000	Gilead Sciences, Inc., 4.60%, 9/1/35, Callable 3/1/35 @ 100	$353,375
249,000	Gilead Sciences, Inc., 4.75%, 3/1/46, Callable 9/1/45 @ 100	247,031

		2,501,785

Capital Markets (1.7%):
165,000	Bank of New York Mellon Corp., 3.25%, 9/11/24, Callable 8/11/24 @ 100, MTN	162,864
335,000	Goldman Sachs Bank USA, Series B, 3.20%, 6/5/20	334,394
900,000	Goldman Sachs Group, Inc. (The), 2.55%, 10/23/19	894,315
400,000	Goldman Sachs Group, Inc. (The), 3.85%, 7/8/24, Callable 4/8/24 @ 100	391,027
550,000	Goldman Sachs Group, Inc. (The), 3.27%(US0003M+120bps), 9/29/25, Callable 9/29/24 @ 100	515,555
780,000	Morgan Stanley, Series G, 7.30%, 5/13/19	791,839
1,200,000	Morgan Stanley, 3.41%(US0003M+80bps), 2/14/20, Callable 2/14/19 @ 100	1,200,030
500,000	Morgan Stanley, 5.50%, 7/24/20	515,438
400,000	Morgan Stanley, 3.40%(US0003M+93bps), 7/22/22, Callable 7/22/21 @ 100	394,386
165,000	State Street Corp., 3.78%(US0003M+77bps), 12/3/24, Callable 12/3/23 @ 100	165,393

		5,365,241

Chemicals (0.1%):
180,000	Axalta Coating Systems, 4.88%, 8/15/24, Callable 8/15/19 @ 103.66(a)	170,100
170,000	Valvoline, Inc., 4.38%, 8/15/25, Callable 8/15/20 @ 103.28^	156,400

		326,500

Commercial Services & Supplies (0.1%):
200,000	Clean Harbors, Inc., 5.13%, 6/1/21, Callable 2/7/19 @ 100	199,500
100,000	Matthews International Corp., 5.25%, 12/1/25, Callable 12/1/20 @ 103.94(a)	93,000
110,000	Mutlti-Color Corp., 4.88%, 11/1/25, Callable 11/1/20 @ 102.44(a)	94,600

		387,100

Consumer Finance (0.6%):
200,000	Ford Motor Credit Co. LLC, 8.13%, 1/15/20	207,636
310,000	Ford Motor Credit Co. LLC, 2.43%, 6/12/20	301,855
150,000	Ford Motor Credit Co. LLC, 3.31%(US0003M+88bps), 10/12/21	143,949
455,000	Ford Motor Credit Co. LLC, 3.34%, 3/28/22, Callable 2/28/22 @ 100	429,480
600,000	General Motors Financial Co., Inc., 3.10%, 1/15/19	599,975
265,000	General Motors FINL Co., 2.40%, 5/9/19	264,004

		1,946,899

Containers & Packaging (0.3%):
200,000	Ball Corp., 4.00%, 11/15/23	194,500
70,000	Berry Global, Inc., 4.50%, 2/15/26, Callable 2/15/21 @ 102.25(a)	64,050
339,188	Beverage Packaging Holdings Luxemberg, 5.75%, 10/15/20, Callable 2/7/19 @ 100	338,339

See accompanying notes to the financial statements.

6

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Corporate Bonds, continued
Containers & Packaging, continued
$87,000	Crown Americas LLC, 4.25%, 9/30/26, Callable 3/31/26 @ 100	$78,083
325,000	Westrock Co., 4.90%, 3/15/29, Callable 12/15/28 @ 100(a)	334,045

		1,009,017

Diversified Financial Services (1.0%):
600,000	Amcor Finance USA, Inc., 3.63%, 4/28/26, Callable 1/28/26 @ 100(a)	568,179
400,000	Berkshire Hathaway Finance Corp., 4.30%, 5/15/43	406,248
35,000	Level 3 Financing, Inc., 5.38%, 1/15/24, Callable 2/11/19 @ 102.69	33,338
180,000	Level 3 Financing, Inc., 5.25%, 3/15/26, Callable 3/15/21 @ 102.63	164,700
605,000	Protective Life Global, 2.70%, 11/25/20(a)	597,837
1,500,000	WEA Finance LLC, 2.70%, 9/17/19, Callable 8/17/19 @ 100(a)	1,493,358

		3,263,660

Diversified Telecommunication Services (1.1%):
375,000	AT&T, Inc., 3.80%, 3/15/22	376,635
700,000	AT&T, Inc., 4.30%, 2/15/30, Callable 11/15/29 @ 100	661,490
840,000	AT&T, Inc., 4.80%, 6/15/44, Callable 12/15/43 @ 100	752,904
500,000	AT&T, Inc., 5.15%, 11/15/46, Callable 5/15/46 @ 100	464,642
175,000	Qwest Corp., 7.25%, 9/15/25	180,177
550,000	Verizon Communications, Inc., 4.50%, 8/10/33	542,897
700,000	Verizon Communications, Inc., 3.85%, 11/1/42, Callable 5/1/42 @ 100	603,454
96,000	Zayo Group LLC /Zayo Capital, Inc., 5.75%, 1/15/27, Callable 1/15/22 @ 102.88(a)	85,680

		3,667,879

Electric Utilities (2.2%):
280,000	American Transmission Systems, Inc., 5.00%, 9/1/44, Callable 3/1/44 @ 100(a)	299,070
500,000	Appalachian Power Co., Series H, 5.95%, 5/15/33	564,118
400,000	Cleco Power LLC, 6.00%, 12/1/40	451,519
1,000,000	Duke Energy Progress, Inc., 4.15%, 12/1/44, Callable 6/1/44 @ 100	970,813
936,000	Duquesne Light Holdings, Inc., 6.40%, 9/15/20(a)	976,140
500,000	Entergy Texas, 7.13%, 2/1/19	501,381
750,000	Jersey Central Power & Light Co., 6.40%, 5/15/36	873,702
300,000	Midamerican Energy Co., 4.25%, 5/1/46, Callable 11/1/45 @ 100	304,674
1,250,000	NextEra Energy Capital Holdings, Inc., 3.26%(US0003M+55bps), 8/28/21, Callable 8/28/19 @ 100	1,234,162
100,000	NextEra Energy Operating Partners LP, 4.50%, 9/15/27, Callable 6/15/27 @ 100(a)	89,000
700,000	Public Service Oklahoma, 4.40%, 2/1/21	712,065

		6,976,644

Electronic Equipment, Instruments & Components (0.0%)†:
90,000	Itron, Inc., 5.00%, 1/15/26, Callable 1/15/21 @ 102.5(a)	82,350

Principal Amount		Fair Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts (2.1%):
$500,000	Alexandria Real Estate Equities, Inc., 3.45%, 4/30/25, Callable 2/28/25 @ 100	$481,274
590,000	American Campus Communities Operating Partnership LP, 3.63%, 11/15/27, Callable 8/15/27 @ 100	554,578
295,000	American Tower Corp., 3.00%, 6/15/23	283,827
400,000	Crown Castle International Corp., 3.20%, 9/1/24, Callable 7/1/24 @ 100	379,482
160,000	GLP Capital LP, 5.25%, 6/1/25, Callable 3/1/25 @ 100	158,867
440,000	GLP Capital, LP, 5.38%, 4/15/26	435,164
105,000	GLP Capital, LP, 5.75%, 6/1/28, Callable 3/3/28 @ 100	106,050
290,000	GLP Capital, LP, 5.30%, 1/15/29, Callable 10/15/28 @ 100	283,629
575,000	HCP, Inc., 4.00%, 12/1/22, Callable 10/1/22 @ 100	574,163
875,000	HCP, Inc., 4.25%, 11/15/23, Callable 8/15/23 @ 100	876,336
400,000	HCP, Inc., 3.88%, 8/15/24, Callable 5/17/24 @ 100	393,664
100,000	MGM Growth/MGM Finance, 5.63%, 5/1/24, Callable 2/1/24 @ 100	99,000
112,000	SBA Communications Corp., 4.88%, 9/1/24, Callable 9/1/19 @ 103.66	105,280
500,000	VEREIT Operating Partnership LP, 3.00%, 2/6/19	499,699
1,440,000	Welltower, Inc., 3.75%, 3/15/23, Callable 12/15/22 @ 100	1,437,390

		6,668,403

Food & Staples Retailing (0.6%):
250,000	Rite Aid Corp., 6.13%, 4/1/23, Callable 2/7/19 @ 104.59(a)	197,500
790,000	Walgreens Boots Alliance, Inc., 3.80%, 11/18/24, Callable 8/18/24 @ 100	777,986
300,000	Walgreens Boots Alliance, Inc., 4.80%, 11/18/44, Callable 5/18/44 @ 100	273,142
770,000	Wal-Mart Stores, Inc., 3.55%, 6/26/25, Callable 4/26/25 @ 100	778,492

		2,027,120

Food Products (0.7%):
117,000	Chobani LLC/Finance Corp., 7.50%, 4/15/25, Callable 4/15/20 @ 105.63^(a)	92,138
525,000	General Mills, Inc., 4.20%, 4/17/28, Callable 1/17/28 @ 100	514,455
795,000	Kraft Heinz Foods Co., 3.95%, 7/15/25, Callable 4/15/25 @ 100	769,365
650,000	Kraft Heinz Foods Co., 4.63%, 1/30/29, Callable 10/30/28 @ 100	642,667
126,000	Pilgrim’s Pride Corp., 5.88%, 9/30/27, Callable 9/30/22 @ 102.94(a)	114,345
209,000	Post Holdings, Inc., 5.75%, 3/1/27, Callable 3/1/22 @ 102.88(a)	195,938

		2,328,908

Health Care Equipment & Supplies (0.4%):
360,000	Becton Dickinson And Co., 2.40%, 6/5/20	354,382
500,000	Becton Dickinson And Co., 3.68%(US0003M+88bps), 12/29/20, Callable 3/1/19 @ 100	494,974

See accompanying notes to the financial statements.

7

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Corporate Bonds, continued
Health Care Equipment & Supplies, continued
$190,000	Hill-Rom Holdings, Inc., 5.75%, 9/1/23, Callable 2/7/19 @ 104.31(a)	$190,000
115,000	Hologic, Inc., 4.63%, 2/1/28, Callable 2/1/23 @ 102.31(a)	103,500
92,000	Teleflex, Inc., 4.63%, 11/15/27, Callable 11/15/22 @ 102.31	85,330

		1,228,186

Health Care Providers & Services (1.5%):
200,000	Aetna, Inc., 3.50%, 11/15/24, Callable 8/15/24 @ 100	193,371
372,000	Centene Corp., 5.63%, 2/15/21, Callable 2/7/19 @ 102.81	372,930
97,000	Centene Corp., 5.38%, 6/1/26, Callable 6/1/21 @ 104.03(a)	94,333
500,000	Cigna Corp., 3.05%, 10/15/27, Callable 7/15/27 @ 100	457,367
50,000	Community Health Systems, Inc., 8.63%, 1/15/24, Callable 1/15/21 @ 104.31(a)	49,375
715,000	CVS Health Corp., 5.05%, 3/25/48, Callable 9/25/47 @ 100	695,416
1,300,000	Halfmoon Parent, Inc., 4.13%, 11/15/25, Callable 9/15/25 @ 100(a)	1,298,168
456,000	HCA, Inc., 6.50%, 2/15/20	467,400
192,000	HCA, Inc., 5.25%, 4/15/25	191,040
170,000	Molina Healthcare, Inc., 5.38%, 11/15/22, Callable 8/15/22 @ 100	164,050
35,000	Molina Healthcare, Inc., 4.88%, 6/15/25, Callable 6/15/20 @ 102.44(a)	31,938
26,000	Tenet Healthcare Corp., 4.50%, 4/1/21	25,285
156,000	Tenet Healthcare Corp., 4.63%, 7/15/24, Callable 7/15/20 @ 102.31	145,080
97,000	WellCare Health Plans, 5.25%, 4/1/25, Callable 4/1/20 @ 103.94	93,363
500,000	WellPoint, Inc., 3.50%, 8/15/24, Callable 5/15/24 @ 100	490,436

		4,769,552

Health Care Technology (0.0%)†:
99,000	Change Health/ Finance, Inc., 5.75%, 3/1/25, Callable 3/1/20 @ 102.88(a)	92,318

Household Products (0.1%):
23,000	Central Garden & Pet Co., 6.13%, 11/15/23, Callable 2/7/19 @ 104.59	22,943
207,000	Central Garden & Pet Co., 5.13%, 2/1/28, Callable 1/1/23 @ 102.56	185,265
100,000	Spectrum Brands, Inc., 5.75%, 7/15/25, Callable 7/15/20 @ 102.88	94,970

		303,178

Industrial Conglomerates (0.6%):
485,000	General Electric Capital corp., 5.55%, 1/5/26, MTN	474,384
735,000	General Electric Capital Corp., 5.50%, 1/8/20, MTN	743,658
300,000	General Electric Capital Corp., 4.63%, 1/7/21, MTN	300,775
150,000	General Electric Capital Corp., 4.65%, 10/17/21	150,450
273,000	General Electric Capital Corp., 5.88%, 1/14/38, MTN	261,013

		1,930,280

Principal Amount		Fair Value
Corporate Bonds, continued
Insurance (0.5%):
$900,000	Farmers Exchange Capital III, 5.45%(US0003M+345bps), 10/15/54, Callable 10/15/34 @ 100(a)	$870,929
670,000	Farmers Insurance Exchange, 4.75%(US0003M+323bps), 11/1/57, Callable 11/1/37 @ 100(a)	592,255

		1,463,184

Life Sciences Tools & Services (0.1%):
200,000	IMS Health, Inc., 5.00%, 10/15/26, Callable 10/15/21 @ 102.5(a)	191,000

Media (0.7%):
103,000	CCO Holdings LLC, 5.13%, 5/1/27, Callable 5/1/22 @ 102.56(a)	95,934
200,000	Charter Communications Operating LLC, 3.75%, 2/15/28, Callable 11/15/27 @ 100	180,923
500,000	Charter Communications Operating LLC, 6.48%, 10/23/45, Callable 4/23/45 @ 100	513,969
860,000	Comcast Corp., 4.70%, 10/15/48, Callable 4/15/48 @ 100	869,358
200,000	CSC Holdings LLC, 5.50%, 5/15/26, Callable 5/15/21 @ 102.75(a)	188,500
175,000	CSC Holdings, Inc., 8.63%, 2/15/19	175,438
200,000	Dish DBS Corp., 5.88%, 7/15/22	184,000

		2,208,122

Oil, Gas & Consumable Fuels (1.3%):
200,000	Anadarko Petroleum Corp., 4.50%, 7/15/44, Callable 1/15/44 @ 100	169,480
100,000	Antero Resources Corp., 5.13%, 12/1/22, Callable 2/7/19 @ 102.56	94,000
50,000	CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25, Callable 10/15/20 @ 104.22(a)	45,000
14,000	Diamondback Energy, Inc., 4.75%, 11/1/24, Callable 11/1/19 @ 103.56(a)	13,510
85,000	Diamondback Energy, Inc., 4.75%, 11/1/24, Callable 11/1/19 @ 103.56	82,025
35,000	Endeavor Energy Resources LP, 5.75%, 1/30/28, Callable 1/30/23 @ 102.88(a)	35,707
500,000	Energy Transfer Equity LP, 5.88%, 1/15/24, Callable 10/15/23 @ 100	508,750
210,000	Energy Transfer Equity LP, 5.50%, 6/1/27, Callable 3/1/27 @ 100	204,750
700,000	Energy Transfer Partners LP, 5.95%, 10/1/43, Callable 4/1/43 @ 100	665,554
400,000	Kinder Morgan Energy Partners LP, 5.80%, 3/15/35	408,929
60,000	Matador Resources Co., 5.88%, 9/15/26, Callable 9/15/21 @ 104.41	55,200
70,000	Parsley Energy LLC/Finan, 5.38%, 1/15/25, Callable 1/15/20 @ 104.03(a)	64,400
100,000	Parsley Energy LLC/Parsley Finance Corp., 5.63%, 10/15/27, Callable 10/15/22 @ 102.81(a)	90,875
250,000	Plains All American Pipeline LP, 3.85%, 10/15/23, Callable 7/15/23 @ 100	244,600
300,000	Plains All American Pipeline LP, 4.65%, 10/15/25, Callable 7/15/25 @ 100	295,033

See accompanying notes to the financial statements.

8

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$80,000	Range Resources Corp., 5.00%, 3/15/23, Callable 12/15/22 @ 100	$70,400
110,000	Range Resources Corp., 4.88%, 5/15/25, Callable 2/15/25 @ 100	90,200
200,000	Rockies Express Pipeline LLC, 5.63%, 4/15/20(a)	200,000
493,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24, Callable 2/15/24 @ 100	514,375
350,000	Williams Partners LP, 6.30%, 4/15/40	372,324
50,000	WPX Energy, Inc., 5.75%, 6/1/26, Callable 6/1/21 @ 104.31^	45,250

		4,270,362

Personal Products (0.0%)†:
126,000	First Quality Finance Co., 5.00%, 7/1/25, Callable 7/1/20 @ 103.75(a)	112,770

Pharmaceuticals (0.5%):
705,000	Bayer US Finance II LLC, 4.38%, 12/15/28, Callable 9/15/28 @ 100(a)	673,101
500,000	Bayer US Finance LLC, 2.38%, 10/8/19(a)	496,003
375,000	Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20^	364,928

		1,534,032

Road & Rail (0.1%):
350,000	Union Pacific Corp., 3.95%, 9/10/28, Callable 6/10/28 @ 100	349,523

Semiconductors & Semiconductor Equipment (0.2%):
730,000	Broadcom CRP / Cayman Finance, 2.38%, 1/15/20	720,883

Specialty Retail (0.1%):
180,000	Home Depot, Inc., 3.90%, 12/6/28, Callable 9/6/28 @ 100	184,366

Technology Hardware, Storage & Peripherals (0.5%):
920,000	Apple, Inc., 4.65%, 2/23/46, Callable 8/23/45 @ 100	973,856
700,000	Dell International LLC, 3.48%, 6/1/19(a)	697,931

		1,671,787

Tobacco (0.2%):
735,000	BAT Capital Corp., 2.76%, 8/15/22, Callable 7/15/22 @ 100	694,222

Trading Companies & Distributors (0.4%):
545,000	Air Lease Corp., 4.75%, 3/1/20	552,509
655,000	Air Lease Corp., 3.50%, 1/15/22	644,581

		1,197,090

Wireless Telecommunication Services (0.4%):
59,000	Sprint Communications, Inc., 6.88%, 11/15/28	55,755
22,000	Sprint Corp., 7.13%, 6/15/24	21,787
179,000	Sprint Corp., 7.63%, 3/1/26, Callable 11/1/25 @ 100	176,763
378,813	Sprint Spectrum Co. LLC, 3.36%, 3/20/23(a)	374,077
715,000	Sprint Spectrum Co. LLC, 4.74%, 3/20/25(a)	701,594

		1,329,976

Total Corporate Bonds (Cost $89,448,179)		87,106,327

Principal Amount		Fair Value
Foreign Bonds (1.1%):
Sovereign Bond (1.1%):
$195,000,000	Japan Treasury Discount Bill, Series 786, 1/9/19+	$1,779,390
190,000,000	Japan Treasury Discount Bill, Series 793, 2/12/19+	1,734,038

Total Foreign Bonds (Cost $3,392,125)		3,513,428

Yankee Dollars (4.1%):
Banks (0.9%):
700,000	Cooperatieve Rabobank UA, 3.13%, 4/26/21	697,438
525,000	Lloyds Bank plc, 3.30%, 5/7/21	523,408
365,000	Lloyds Banking Group plc, 2.91%(US0003M+81bps), 11/7/23, Callable 11/7/22 @ 100	345,631
635,000	Santander UK Group Holdings plc, 2.88%, 10/16/20	623,921
500,000	Santander UK Group Holdings plc, 2.88%, 8/5/21	482,327
625,000	Santander UK plc, 3.40%, 6/1/21	621,950

		3,294,675

Beverages (0.1%):
165,000	Bacardi, Ltd., 4.70%, 5/15/28, Callable 2/15/28 @ 100(a)	158,563
175,000	Bacardi, Ltd., 5.30%, 5/15/48, Callable 11/15/47 @ 100(a)	157,984

		316,547

Biotechnology (0.2%):
600,000	Shire Acq INV Ireland DA, 1.90%, 9/23/19	591,591

Diversified Financial Services (0.8%):
625,000	GE Capital International Funding, 2.34%, 11/15/20	603,160
1,441,000	GE Capital International Funding, 4.42%, 11/15/35	1,206,933
15,000	Intelsat Jackson Holdings SA, 5.50%, 8/1/23, Callable 2/7/19 @ 102.75	13,050
124,000	Intelsat Jackson Holdings SA, 8.50%, 10/15/24, Callable 10/15/20 @ 106.38(a)	120,280
190,000	Intelsat Jackson Holdings SA, 9.75%, 7/15/25, Callable 7/15/21 @ 104.88(a)	190,532
200,000	NXP BV/NXP Funding LLC, 4.13%, 6/1/21(a)	197,500
29,000	OI European Group BV, 4.00%, 3/15/23, Callable 12/15/22 @ 100(a)	27,115
400,000	Virgin Media Secured Finance plc, 5.25%, 1/15/26, Callable 1/15/20 @ 102.63(a)	366,500

		2,725,070

Energy Equipment & Services (0.1%):
129,000	Transocean Guardian, Ltd., 5.88%, 1/15/24, Callable 7/15/21 @ 102.94(a)	123,518
114,000	Transocean Pontus, Ltd., 6.13%, 8/1/25, Callable 8/1/21 @ 104.59(a)	110,010
55,200	Transocean Proteus, Ltd., 6.25%, 12/1/24, Callable 12/1/20 @ 103.13(a)	52,854

		286,382

Food & Staples Retailing (0.1%):
475,000	Alimentation Couche-Tard, Inc., 3.55%, 7/26/27, Callable 4/26/27 @ 100(a)	443,495

Food Products (0.2%):
700,000	Mondelez International Hldings Ne, 2.00%, 10/28/21, Callable 9/28/21 @ 100(a)	670,694

Hotels, Restaurants & Leisure (0.1%):
255,000	1011778 BC ULC New Red Finance, Inc., 4.25%, 5/15/24, Callable 5/15/20 @ 102.13(a)	234,600

See accompanying notes to the financial statements.

9

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
Yankee Dollars, continued
Industrial Conglomerates (0.1%):
$465,000	Siemens Financieringsmat, 1.70%, 9/15/21(a)	$445,894

Media (0.0%)†:
67,000	Clear Channel International BV, 8.75%, 12/15/20, Callable 2/7/19 @ 102.19(a)	67,503

Metals & Mining (0.1%):
200,000	Indonesia Asahan Aluminium Persero PT, 6.53%, 11/15/28(a)	209,776

Oil, Gas & Consumable Fuels (0.5%):
200,000	Petrobras Global Finance BV, 5.75%, 2/1/29	185,000
365,000	Petroleos Mexicanos, 6.50%, 3/13/27	343,100
165,000	Petroleos Mexicanos, 5.35%, 2/12/28	143,963
500,000	Petroleos Mexicanos, 6.50%, 1/23/29	466,250
350,000	Shell International Finance BV, 4.38%, 5/11/45	358,888

		1,497,201

Pharmaceuticals (0.2%):
428,000	Actavis Funding SCS, 4.55%, 3/15/35, Callable 9/15/34 @ 100	406,000
100,000	Valeant Pharmaceuticals International, Inc., 7.00%, 3/15/24, Callable 3/15/20 @ 103.5(a)	101,000
130,000	Valeant Pharmaceuticals International, Inc., 5.50%, 11/1/25, Callable 11/1/20 @ 102.75(a)	121,225
111,000	VRX Escrow Corp., 5.88%, 5/15/23, Callable 2/7/19 @ 102.94(a)	102,675

		730,900

Professional Services (0.2%):
121,000	IHS Markit, Ltd., 5.00%, 11/1/22, Callable 8/1/22 @ 100(a)	122,210
104,000	IHS Markit, Ltd., 4.00%, 3/1/26, Callable 12/1/25 @ 100(a)	96,720
295,000	IHS Markit, Ltd., 4.75%, 8/1/28, Callable 5/1/28 @ 100	288,861

		507,791

Sovereign Bond (0.2%):
200,000	Oman Government International Bond, 5.63%, 1/17/28(a)	176,075
200,000	Russian Federation, 4.75%, 5/27/26	198,002

		374,077

Trading Companies & Distributors (0.2%):
530,000	Aercap Ireland Capital, Ltd., 4.50%, 5/15/21	531,530

Wireless Telecommunication Services (0.1%):
350,000	Vodafone Group plc, 4.38%, 5/30/28	339,524

Total Yankee Dollars (Cost $13,779,933)		13,267,250

Municipal Bonds (1.6%):
California (0.8%):
800,000	California State, Build America Bonds, GO, 7.95%, 3/1/36, Continuously Callable @100	844,608
700,000	Los Angeles Unified School District, Build America Bonds, GO, 5.76%, 7/1/29	810,075
615,000	The Regents of the University of California, Build America Bonds, General Revenue Bonds, 6.27%, 5/15/31, Pre-refunded 5/15/19 @ 100	623,057

		2,277,740

Principal Amount		Fair Value
Municipal Bonds, continued
New York (0.8%):
$750,000	New York City Municipal Finance Authority Water & Sewer System, Build America Bonds, Revenue, 5.95%, 6/15/42	$973,088
775,000	New York City Transitional Finance Authority Future Tax Secured Revenue, 3.28%, 8/1/29, Continuously Callable @100	749,138
1,125,000	New York NY, Build America Bonds, GO, 5.05%, 10/1/24	1,225,766

		2,947,992

Total Municipal Bonds (Cost $5,297,869)		5,225,732

U.S. Government Agency Mortgages (31.1%):
Federal Home Loan Mortgage Corporation (16.2%)
2,000,000	3.50%, 1/15/31, TBA	2,025,273
555,986	3.00%, 3/1/31, Pool #G18592	554,124
665,000	Class A3, Series K158, 3.90%, 10/25/33	680,515
1,798,817	3.50%, 4/1/44, Pool #G07848	1,812,154
2,552,115	3.50%, 4/1/45, Pool #G60023	2,570,261
2,341,919	4.00%, 12/1/45, Pool #G60344	2,404,686
2,333,072	3.50%, 6/1/46, Pool #G08711	2,333,290
2,465,462	3.00%, 6/1/46, Pool #G08710	2,405,856
1,565,271	3.50%, 8/1/46, Pool #G08716	1,565,256
1,217,908	3.00%, 8/1/46, Pool #G08715	1,188,463
326,468	3.00%, 9/1/46, Pool #G08721	318,575
622,128	3.50%, 9/1/46, Pool #G08722	623,661
1,624,053	3.00%, 10/1/46, Pool #G08726	1,584,789
1,757,381	3.00%, 11/1/46, Pool #G08732	1,714,348
2,022,192	3.00%, 1/1/47, Pool #G08741	1,971,541
1,471,948	3.50%, 4/1/47, Pool #G67703	1,476,945
845,915	Class PA, Series 4846, 4.00%, 6/15/47	881,350
612,095	3.00%, 12/1/47, Pool #G08791	596,721
1,206,394	3.50%, 12/1/47, Pool #G08792	1,206,180
2,010,688	3.50%, 12/1/47, Pool #G67706	2,016,269
3,267,735	3.50%, 1/1/48, Pool #G67707	3,282,888
3,375,000	4.50%, 1/15/48, TBA	3,493,436
2,066,340	4.00%, 3/1/48, Pool #G67711	2,120,024
3,761,591	3.50%, 3/1/48, Pool #G67708	3,767,956
1,124,082	3.50%, 3/1/48, Pool #G67710	1,124,934
434,713	Class CA, Series 4818, 3.00%, 4/15/48	424,450
741,678	4.00%, 6/1/48, Pool #G67713	759,852
1,944,367	3.50%, 6/1/48, Pool #G08816	1,943,895
468,412	5.00%, 7/1/48, Pool #G08833	490,628
1,401,740	4.50%, 10/1/48, Pool #G08843	1,451,569
1,505,717	3.50%, 2/1/49, Pool #G08800	1,505,260
1,222,910	Class HZ, Series 4639, 2.75%, 4/15/53	1,154,283

		51,449,432

Federal National Mortgage Association (9.6%)
1,245,000	3.06%, 5/1/22, Pool #471258	1,255,866
745,424	2.51%, 8/1/26, Pool #AN2270	720,231
1,131,059	2.97%, 5/1/27, Pool #AL6829	1,119,749
1,050,000	3.85%, 7/1/30, Pool #AN9776	1,080,522
850,000	3.82%, 11/1/30, Pool # BL0242	872,279
693,853	3.53%, 12/1/30, Pool #AN0475	700,945
725,000	3.17%, 5/1/31, Pool #AN6553	699,940
987,190	3.50%, 1/1/32, Pool #AB4262	1,005,541
180,000	3.00%, 1/25/32, TBA	179,554

See accompanying notes to the financial statements.

10

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2018

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$622,154	3.00%, 10/1/33, Pool #MA1676	$618,930
863,584	3.21%, 11/1/37, Pool # AN7345	814,698
1,304,606	3.50%, 4/1/43, Pool #MA1404	1,312,322
826,663	4.50%, 2/1/46, Pool #AL9106	860,726
592,972	Class QA, Series 2018-57, 3.50%, 5/25/46	601,154
1,618,553	Class PA, Series 2018-55, 3.50%, 1/25/47	1,641,968
991,616	4.00%, 6/1/47, Pool #MA3027	1,011,202
998,663	4.00%, 6/1/47, Pool #AS9830	1,018,337
872,699	4.00%, 7/1/47, Pool #AS9972	889,846
1,014,540	4.00%, 8/1/47, Pool #MA3088	1,034,500
1,895,835	3.50%, 1/1/48, Pool #CA0996	1,899,777
1,006,343	4.00%, 1/1/48, Pool #MA3239	1,026,693
80,587	4.00%, 4/1/48, Pool # MA3333	82,444
3,457,159	3.50%, 4/1/48, Pool #MA3332	3,457,443
2,104,180	4.50%, 5/1/48, Pool #CA1710	2,179,793
192,675	4.50%, 5/1/48, Pool #CA1711	199,657
1,376,219	4.50%, 7/1/48, Pool #MA3444	1,425,251
1,442,267	4.50%, 8/1/48, Pool #CA2208	1,494,098
1,710,000	4.00%, 1/25/49, TBA	1,743,131
145,000	3.50%, 1/25/49, TBA	144,975

		31,091,572

Government National Mortgage Association (5.3%)
960,217	3.50%, 3/20/46, Pool #MA3521	967,897
1,000,931	3.50%, 4/20/46, Pool #MA3597	1,008,782
194,683	3.50%, 5/20/46, Pool #MA3663	196,150
409,031	3.50%, 9/20/46, Pool #MA3937	411,861
2,163,620	3.00%, 12/20/46, Pool #MA4126	2,132,479
1,701,693	3.50%, 1/20/47, Pool #MA4196	1,712,995
289,280	5.00%, 3/20/47, Pool #MA4324	305,065
386,722	3.50%, 6/20/47, Pool #MA4510	389,291
781,921	5.00%, 6/20/47, Pool #MA4513	816,246
582,889	5.00%, 9/20/47, Pool #MA4722	607,176
1,797,752	3.00%, 11/20/47, Pool #MA4836	1,770,868
459,791	3.50%, 11/20/47, Pool #MA4837	462,844
812,823	4.00%, 11/20/47, Pool #MA4838	832,825
3,735,000	4.50%, 1/20/48, TBA	3,864,776
697,181	Class NW, Series 2018-124, 3.50%, 9/20/48	706,006
870,000	4.00%, 1/20/49, TBA	890,798

		17,076,059

Total U.S. Government Agency Mortgages (Cost $101,102,333)		99,617,063

Shares or Principal Amount		Fair Value
U.S. Treasury Obligations (19.8%):
U.S. Treasury Bills (0.1%)
$405,000	2.33%, 3/28/19(c)	$402,732

U.S. Treasury Bonds (5.4%)
945,000	3.00%, 8/15/48	940,533
15,390,000	3.38%, 11/15/48	16,457,681

		17,398,214

U.S. Treasury Inflation Index Bonds (1.4%)
2,488,253	0.75%, 7/15/28	2,435,596
2,107,279	1.00%, 2/15/48	1,997,066

		4,432,662

U.S. Treasury Inflation Index Notes (0.5%)
857,293	0.13%, 7/15/24	822,128
741,092	0.38%, 7/15/25	714,480

		1,536,608

U.S. Treasury Notes (12.4%)
450,000	2.75%, 9/30/20	451,688
1,070,000	2.88%, 9/30/23	1,087,388
28,310,000	2.88%, 10/31/23	28,781,096
1,505,000	2.63%, 12/31/23	1,512,878
7,790,000	3.13%, 11/15/28	8,080,299

		39,913,349

Total U.S. Treasury Obligations (Cost $62,052,459)		63,683,565

Commercial Paper (0.2%):
685,000	Ford Motor Credit Co. LLC, 3.37%(a)	679,021

Total Commercial Paper (Cost $679,532)		679,021

Unaffiliated Investment Company (1.0%):
3,285,322	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 2.20%d(d)	3,285,322

Total Unaffiliated Investment Company (Cost $3,285,322)		3,285,322

Short-Term Securities Held as Collateral for Securities on Loan (0.1%)
Miscellaneous Investments (0.1%)
394,232	Short-Term Investments(e)	394,232

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $394,232)		394,232

Total Investment Securities (Cost $333,326,203) — 103.1%(f)		331,402,309
Net other assets (liabilities) — (3.1)%		(10,058,156)

Net Assets — 100.0%		$321,344,153

Percentages indicated are based on net assets as of December 31, 2018.

12MTA—12 Month Treasury Average

GO—General Obligation

MTN—Medium Term Note

REMIC—Real Estate Mortgage Investment Conduit

TBA—To Be Announced Security

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

US0006M—6 Month US Dollar LIBOR

^	This security or a partial position of this security was on loan as of December 31, 2018. The total value of securities on loan as of December 31, 2018, was $414,032.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

†	Represents less than 0.05%.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

See accompanying notes to the financial statements.

11

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2018

(b)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at December 31, 2018.

(c)	All or a portion of this security has been pledged as collateral for open derivative positions.
(d)	The rate represents the effective yield at December 31, 2018.
(e)

Represents various short-term investments purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $61,361 has been segregated to cover margin requirements for the following open contracts as of December 31, 2018:

Short Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
Euro-Bobl March Futures (Euro)	3/7/19	56	$(8,501,587)	$(23,247)

				$(23,247)

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)

U.S. Treasury 2-Year Note April Futures (U.S. Dollar)	3/29/19	165	$35,031,579	$232,484
U.S. Treasury 5-Year Note April Futures (U.S. Dollar)	3/29/19	325	37,273,438	581,172

				$813,656

Total Net Futures Contracts				$790,409

Forward Currency Contracts

At December 31, 2018, the Fund’s open forward currency contracts were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
U.S. Dollar	1,732,694	Japanese Yen	195,000,000	Goldman Sachs	1/9/19	$(48,005)
U.S. Dollar	1,689,925	Japanese Yen	190,000,000	Goldman Sachs	2/12/19	(49,817)

						$(97,822)

Swap Agreements

At December 31, 2018, the Fund’s open centrally cleared interest rate swap agreements were as follows:

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Expiration Date	Notional Amount	Upfront Premiums Paid/ (Received)		Value	Unrealized Appreciation/ (Depreciation)

3-Month U.S. Dollar LIBOR	Semi-annually	3.07%	Semi-annually	11/21/21	17,660,000	USD	$—	$178,404	$178,404

3.08%	Semi-annually	3-Month U.S. Dollar LIBOR	Semi-annually	11/21/24	7,260,000	USD	—	(167,681)	(167,681)

								$10,723	$10,723

See accompanying notes to the financial statements.

12

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2018

Balances Reported in the Statement of Assets and Liabilities for Forward Currency Contracts and Swap Agreements

	Swap Premiums Paid	Swap Premiums Received	Appreciation	Unrealized Depreciation

Centrally cleared swap agreements(a)	$—	$—	$178,404	$(167,681)
Forward Currency Contracts	—	—	—	(97,822)

(a)

Includes cumulative unrealized appreciation (depreciation) on these swap agreements as reported in the Schedule of Portfolio Investments. Only current day’s variation margin for centrally cleared swap agreements is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

See accompanying notes to the financial statements.

13

AZL MetWest Total Return Bond Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investment securities, at cost	$333,326,203

Investment securities, at value(a)	$331,402,309
Cash	24,864
Segregated cash for collateral	61,361
Interest and dividends receivable	1,854,785
Receivable for investments sold	1,484,062
Receivable for variation margin on centrally cleared swap agreements	10,451
Receivable for variation margin on futures contracts	104,545
Prepaid expenses	3,927

Total Assets	334,946,304

Liabilities:
Unrealized depreciation on forward currency contracts	97,822
Payable for investments purchased	12,860,515
Payable for capital shares redeemed	15,139
Payable for collateral received on loaned securities	394,232
Payable for variation margin on centrally cleared swap agreements	15,051
Manager fees payable	137,888
Administration fees payable	5,460
Distribution fees payable	68,944
Custodian fees payable	661
Administrative and compliance services fees payable	665
Transfer agent fees payable	261
Trustee fees payable	255
Other accrued liabilities	5,258

Total Liabilities	13,602,151

Net Assets	$321,344,153

Net Assets Consist of:
Paid in capital	$321,591,752
Total distributable earnings/(losses)	(247,599)

Net Assets	$321,344,153

Shares of beneficial interest (unlimited number of shares authorized, no par value)	32,241,004
Net Asset Value (offering and redemption price per share)	$9.97

(a)	Includes securities on loan of $414,032.

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Interest	$10,612,419
Dividends	146,760
Income from securities lending	3,735

Total Investment Income	10,762,914

Expenses:
Manager fees	2,081,125
Administration fees	133,148
Distribution fees	867,131
Custodian fees	13,023
Administrative and compliance services fees	5,311
Transfer agent fees	5,097
Trustee fees	16,588
Professional fees	15,737
Shareholder reports	4,597
Other expenses	6,421

Total expenses before reductions	3,148,178
Less expenses voluntarily waived/reimbursed by the Manager	(187,219)

Net expenses	2,960,959

Net Investment Income/(Loss)	7,801,955

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	(4,803,194)
Net realized gains/(losses) on forward currency contracts	(386,324)
Net realized gains/(losses) on futures contracts	(871,549)
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(3,972,513)
Change in net unrealized appreciation/depreciation on forward currency contracts	(188,987)
Change in net unrealized appreciation/depreciation on futures contracts	829,841
Change in net unrealized appreciation/depreciation on swap agreements	10,723

Net realized and Change in net unrealized gains/losses on investments	(9,382,003)

Change in Net Assets Resulting From Operations	$(1,580,048)

See accompanying notes to the financial statements.

14

AZL MetWest Total Return Bond Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$7,801,955	$5,930,220
Net realized gains/(losses) on investments	(6,061,067)	317,716
Change in unrealized appreciation/depreciation on investments	(3,320,936)	5,030,449

Change in net assets resulting from operations	(1,580,048)	11,278,385

Distributions to Shareholders:(a)
Distributions	(6,944,494)	(6,559,679)

Change in net assets resulting from distributions to shareholders	(6,944,494)	(6,559,679)

Capital Transactions:
Proceeds from shares issued	12,184,164	11,196,842
Proceeds from dividends reinvested	6,944,494	6,559,679
Value of shares redeemed	(55,834,436)	(15,153,280)

Change in net assets resulting from capital transactions	(36,705,778)	2,603,241

Change in net assets	(45,230,320)	7,321,947
Net Assets:(a)
Beginning of period	366,574,473	359,252,526

End of period	$321,344,153	$366,574,473

Share Transactions:
Shares issued	1,225,472	1,095,692
Dividends reinvested	713,720	642,476
Shares redeemed	(5,639,247)	(1,479,972)

Change in shares	(3,700,055)	258,196

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in Notes to the Financial Statements.

See accompanying notes to the financial statements.

15

AZL MetWest Total Return Bond Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,				November 17, 2014 to December 31, 2014(a)
	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$10.20	$10.07	$10.01	$10.07	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.26	0.17	0.16	0.11	0.01
Net Realized and Unrealized Gains/(Losses) on Investments	(0.29)	0.15	0.07	(0.13)	0.06

Total from Investment Activities	(0.03)	0.32	0.23	(0.02)	0.07

Distributions to Shareholders From:
Net Investment Income	(0.20)	(0.16)	(0.11)	(0.01)	—
Net Realized Gains	—	(0.03)	(0.06)	(0.03)	—

Total Dividends	(0.20)	(0.19)	(0.17)	(0.04)	—

Net Asset Value, End of Period	$9.97	$10.20	$10.07	$10.01	$10.07

Total Return(b)	(0.21)%	3.14%	2.30%	(0.20)%	0.70	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$321,344	$366,574	$359,253	$392,669	$415,586
Net Investment Income/(Loss)(d)	2.25%	1.63%	1.45%	1.02%	0.56%
Expenses Before Reductions(d)(e)	0.91%	0.91%	0.91%	0.89%	0.91%
Expenses Net of Reductions(d)	0.85%	0.86%	0.86%	0.84%	0.86%
Portfolio Turnover Rate	184%	198%	185%	256%	27	%(c)

(a)	For the period November 17, 2014 (commencement of share class) to December 31, 2014.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

16

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 22 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL MetWest Total Return Bond Fund (the “Fund”), and 21 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

17

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2018

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2018 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested in short-term investments that have a remaining maturity of 397 days or less, similar to investments held in compliance with Rule 2a-7 under the 1940 Act. Included in short-term investments may be investments in overnight repurchase agreements that are collateralized at 102% with securities issued by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government, or other approved issuers. The securities purchased with cash collateral received are reflected in the Fund’s Schedule of Portfolio Investments under Short-Term Securities Held as Collateral for Securities on Loan. Short-term securities held as collateral for securities on loan are valued at amortized cost which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security. These are typically categorized as Level 2 in the fair value hierarchy, as defined in Note 4. Income earned on these investments is included in “Income from securities lending” on the Statement of Operations.

The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $368 during the year ended December 31, 2018. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $393,361 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2018. At December 31, 2018, there were no master netting provisions in the securities lending agreement.

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2018, no collateral had been posted by the Fund to counterparties for TBAs.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund participated in following cross-trade transactions:

	Purchases	Sales	Realized Gain/(Loss)

AZL MetWest Total Return Bond Fund	$394,746	$—	$—

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2018, the Fund entered into forward currency contracts in connections with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was

18

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2018

opened and the value at the time it was closed. For the year ended December 31, 2018, the monthly average notional amount for short contracts was $5.5 million. Realized gains and losses are reported as “Net realized gains/(losses) on forward currency contracts” on the Statement of Operations.

Futures Contracts

During the year ended December 31, 2018, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2018, the monthly average notional amount for long contracts was $58.9 million and the monthly average notional amount for short contracts was $8.6 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The Fund may enter into swap agreements to manage its exposure to market, interest rate, foreign currencies and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements. In connection with these arrangements, securities may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. For OTC swaps, payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the OTC swap. A liquidation payment received or made at the termination of the OTC swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Upon entering a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or assets determined to be liquid (the amount is subject to the clearing organization that clears the trade). Daily changes in valuation of centrally cleared swaps, if any, are reported as “Payable/Receivable for variation margin on centrally cleared swap agreements” on the Statement of Operations.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties or clearing house to perform. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy its obligations to the Fund.

The notional amounts reflect the extent of the total investment exposure the Fund has under the swap agreement. The Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of the swap agreement counterparty. The notional amount and related unrealized appreciation (depreciation) of each swap agreement at period end is disclosed in the swap tables in the Consolidated Schedule of Portfolio Investments. The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as OTC swap contracts, entered into by the Fund, and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding OTC swap transactions under the applicable ISDA Master Agreement.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. As of December 31, 2018, the Fund entered into centrally cleared interest rate swap agreements to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). The monthly average gross notional amount for interest rate swaps was $4.2 million for the year ended December 31, 2018.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Interest Rate Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$813,656	Payable for variation margin on futures contracts*	$23,247

Interest Rate Swap Agreements	Unrealized appreciation on swap agreements*	178,404	Unrealized depreciation on swap agreements*	167,681

Foreign Exchange Rate Risk

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	—	Unrealized depreciation on forward currency contracts	97,822

*

Includes cumulative appreciation/depreciation of futures contracts and cumulative unrealized gain (loss) on these swap agreements as reported in the Schedule of Portfolio Investments. Only current day’s variation margin for both futures contracts and these centrally cleared swap agreements are reported within the Statement of Assets and Liabilities.

19

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2018

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Interest Rate Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$(871,549)	$829,841

Interest Rate Swap Agreements	Net realized gains/(losses) on swap agreements/Change in net unrealized appreciation/depreciation on swap agreements	—	10,723

Foreign Exchange Risk

Forward Currency Contracts	Net realized gains/(losses) on forward currency contracts/Change in net unrealized appreciation/depreciation on forward currency contracts	(386,324)	(188,987)

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2018. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018.

As of December 31, 2018, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$104,545	$—
Forward currency contracts	—	97,822
Swap agreements	10,451	15,051

Total derivative assets and liabilities in the Statement of Assets and Liabilities	114,996	112,873
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(114,996)	(15,051)

Total assets and liabilities subject to a MNA	$—	$97,822

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2018:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities

Goldman Sachs	$97,822	$—	$—	$—	$97,822

Total	$97,822	$—	$—	$—	$97,822

*

The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management does not believe that adoption of ASU 2017-08 will materially impact the Fund’s financial statements.

In August 2018, FASB issued ASU No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As

20

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2018

a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017

Distributions to Shareholders:
From net investment income	$(5,581,130)
From net realized gains	(978,549)

Change in net assets resulting from distributions to shareholders	$(6,559,679)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2020.

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL MetWest Total Return Bond Fund	0.60%	0.91%

*

Effective December 1, 2018, the Manager voluntarily reduced the management fee to 0.50% on all assets. Prior to December 1, 2018, the Manager voluntarily reduced the management fee to 0.55% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $22,213 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee

21

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2018

receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Forward currency contracts are generally valued at the forward foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Non exchange-traded derivatives, such as swaps, are generally valued by approved independent pricing services utilizing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2018, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Asset Backed Securities	$—	$19,863,651	$19,863,651
Collateralized Mortgage Obligations	—	34,766,718	34,766,718
Corporate Bonds+	—	87,106,327	87,106,327
Foreign Bonds	—	3,513,428	3,513,428
Yankee Dollars+	—	13,267,250	13,267,250
Municipal Bonds	—	5,225,732	5,225,732
U.S. Government Agency Mortgages	—	99,617,063	99,617,063
U.S. Treasury Obligations	—	63,683,565	63,683,565
Commercial Paper	—	679,021	679,021
Short-Term Securities Held as Collateral for Securities on Loan	—	394,232	394,232
Unaffiliated Investment Company	3,285,322	—	3,285,322

Total Investment Securities	3,285,322	328,116,987	331,402,309

Other Financial Instruments:*
Futures Contracts	790,409	—	790,409
Forward Currency Contracts	—	(97,822)	(97,822)
Centrally Cleared Interest Rate Swaps	—	10,723	10,723

Total Investments	$4,075,731	$328,029,888	$332,105,619

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*

Other Financial Instruments would include any derivative instruments, such as futures contracts, forward currency contracts, and swaps. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment, except futures contracts and centrally cleared interest rate swaps, which are presented at variation margin.

22

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2018

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MetWest Total Return Bond Fund	$600,429,629	$624,410,318

For the year ended December 31, 2018, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL MetWest Total Return Bond Fund	$533,970,820	$563,222,896

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Mortgage-Related and Other Asset-Backed Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Short Sale Risk: The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $333,335,628. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$3,760,609
Unrealized (depreciation)	(5,683,205)

Net unrealized appreciation/(depreciation)	$(1,922,596)

As of the end of its tax year ended December 31, 2018, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

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AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2018

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL MetWest Total Return Bond Fund	$5,379,537	$709,098	$6,088,635

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MetWest Total Return Bond Fund	$6,944,494	$—	$6,944,494

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MetWest Total Return Bond Fund	$6,146,557	$413,122	$6,559,679

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MetWest Total Return Bond Fund	$7,861,454	$—	$(6,088,635)	$(1,922,595)	$(149,776)

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had an individual shareholder account which are affiliated with the Manager representing ownership in excess of 85% of the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL MetWest Total Return Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MetWest Total Return Bond Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Agreements were approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the

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Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the one-year period ended June 30, 2018, eight Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2018, 10 Funds were in the top 40%, three were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2018, five Funds were in the top 40%, three were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, the AZL Russell 1000 Value Index Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund, respectively, on September 12, 2018, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers.

For the AZL Russell 1000 Value Index Fund, the Board understood that the peer groups utilized for performance ranking by Lipper include both active and passive funds. The Board also understood that an index fund’s performance generally should be judged based upon how closely the Fund’s performance matches the performance of the Fund’s benchmark index. The Board quarterly receives information regarding index attribution (performance versus benchmark index) for the AZL Russell 1000 Value Index Fund, and the Board found the performance of the Fund by that measure to be satisfactory. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 22 Funds reviewed by the Board in the fall of 2018, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 22 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); (2) for the AZL BlackRock Global Allocation Fund, the AZL Enhanced Bond Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, although the management fee ranked below the 65th percentile, the Manager proposed increasing the temporary management fee waiver by one basis point due to lower subadvisory fees negotiated by the Manager; and (4) for the AZL Russell 1000 Value Index Fund, the AZL Russell 1000 Growth Fund, and the AZL MetWest Total Return Bond Fund, the Manager recommended increasing a temporary management fee waiver by one basis point for the Russell Funds and by five basis points for the MetWest Fund. Increasing the temporary management fee waivers effectively decreases the management fee paid by a fund.

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The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2017, were approximately $17.4 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for four Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

31

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL® Mid Cap Index Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Mid Cap Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Mid Cap Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® Mid Cap Index Fund (Class 2 Shares) (the “Fund”) returned -11.35%. That compared to a -11.08% total return for its benchmark, the S&P MidCap 400 Index1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the S&P MidCap 400 Index (“Index”). The Index is designed to provide a comprehensive measure of mid-cap stock performance.*

Markets opened the year posting strong gains fueled by tax-reform optimism and ongoing global growth that carried over from 2017. As the first quarter progressed, however, investors grew more concerned that the economy might be overheating. The realized volatility of the S&P 500 Index2 rose to annualized level of 19% during the first quarter, which was up from an average of 6.6% in 2017. Rising yields and trade protectionism fears further weighed on equities. And yet, the underlying U.S. economy remained healthy, with low unemployment, high consumer confidence and accelerating economic indicators. These factors supported the Federal Reserve Board’s (the Fed) decision to increase interest rates in March, which helped drive yields higher.

The second quarter saw renewed gains in U.S. equity markets, in spite of ongoing threats of U.S. tariffs. Unemployment fell to its lowest level since 1975 and earnings growth inspired confidence in investors. The Fed raised interest rates again in June.

U.S. large-cap equities reached all-time highs in the third quarter. Signs of strong economic growth and positive earnings results helped grow investors’ appetite for risk. Volatility fell in spite of the U.S. announcing tariffs on $505 billion of Chinese goods. The unemployment rate fell as well, dropping to 3.7% in September—the lowest rate since 1969. Meanwhile, consumer confidence reached its highest level since 2000. The strength of the economy led the Fed to once again raise interest rates, which, combined with positive growth and high levels of U.S. government debt issuance, pushed the yield on 10-year U.S. Treasuries up to 3.06%.

Concerns over Fed policy, growing trade protectionism and a potential slowdown in growth contributed to investor anxiety throughout the fourth quarter. Hawkish comments from Fed Chairman Powell about U.S. interest rates drove a temporary sell-off in U.S. Treasuries, and helped spur a return to volatility.

From a sector perspective, the largest negative returns in the Index came from the energy, materials and consumer discretionary sectors. Increases were seen in the utilities and healthcare sectors.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures had a slight negative impact on relative results.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]

The Standard & Poor’s 500 Index is unmanaged and is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® Mid Cap Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Standard & Poor’s MidCap 400 Index (“S&P 400”) as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 and in derivative instruments linked to the S&P 400, primarily futures contracts.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

	Inception Date	1 Year	3 Year	5 Year	Since Inception
AZL® Mid Cap Index Fund (Class 1 Shares)	10/14/16	-11.01%	—	—	5.51%
AZL® Mid Cap Index Fund (Class 2 Shares)	5/1/09	-11.35%	7.07%	5.47%	12.91%
S&P MidCap 400 Index	5/1/09	-11.08%	7.66%	6.03%	13.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Mid Cap Index Fund (Class 1 Shares)	0.31%
AZL® Mid Cap Index Fund (Class 2 Shares)	0.56%

The above expense ratios are based on the current Fund prospectus dated May 1, 2018. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s MidCap 400 Index (“S&P 400”), which is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indexes that can be used as building blocks for portfolio composition. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Mid Cap Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Mid Cap Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL Mid Cap Index Fund, Class 1	$1,000.00	$857.90	$1.45	0.31%

AZL Mid Cap Index Fund, Class 2	$1,000.00	$855.90	$2.62	0.56%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL Mid Cap Index Fund, Class 1	$1,000.00	$1,023.64	$1.58	0.31%

AZL Mid Cap Index Fund, Class 2	$1,000.00	$1,022.38	$2.85	0.56%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Financials	16.3%

Industrials	14.9

Information Technology	14.9

Consumer Discretionary	11.6

Health Care	9.9

Real Estate	9.4

Materials	6.6

Utilities	5.5

Energy	3.6

Consumer Staples	2.9

Telecommunication Services	2.5

Private Placements	1.1

Total Common Stocks and Private Placements	99.2

Short-Term Securities Held as Collateral for Securities on Loan	20.0

Money Markets	0.7

Total Investment Securities	119.9

Net other assets (liabilities)	(19.9)

Net Assets	100.0%

3

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks (98.1%):
Aerospace & Defense (1.0%):
30,914	Curtiss-Wright Corp.	$3,156,938
18,724	Esterline Technologies Corp.*	2,274,030
25,432	Teledyne Technologies, Inc.*	5,266,204

		10,697,172

Airlines (0.3%):
214,828	JetBlue Airways Corp.*	3,450,138

Auto Components (0.8%):
61,037	Adient plc	919,217
101,601	Dana Holding Corp.	1,384,822
62,516	Delphi Technologies plc	895,229
184,656	Gentex Corp.	3,731,897
20,393	Visteon Corp.*^	1,229,290

		8,160,455

Automobiles (0.2%):
35,187	Thor Industries, Inc.^	1,829,724

Banks (7.2%):
116,863	Associated Banc-Corp.	2,312,719
63,910	BancorpSouth Bank^	1,670,607
29,439	Bank of Hawaii Corp.^	1,981,833
84,970	Bank OZK^	1,939,865
54,259	Cathay General Bancorp	1,819,304
50,311	Chemical Financial Corp.	1,841,886
70,032	Commerce Bancshares, Inc.^	3,947,704
45,052	Cullen/Frost Bankers, Inc.^	3,961,873
102,045	East West Bancorp, Inc.	4,442,019
228,452	F.N.B. Corp.^	2,247,968
228,445	First Horizon National Corp.^	3,006,336
123,673	Fulton Financial Corp.	1,914,458
60,142	Hancock Holding Co.	2,083,920
112,102	Home Bancshares, Inc.^	1,831,747
38,683	International Bancshares Corp.	1,330,695
59,219	MB Financial, Inc.	2,346,849
86,055	PacWest Bancorp	2,863,910
51,456	Pinnacle Financial Partners, Inc.^	2,372,122
46,635	Prosperity Bancshares, Inc.^	2,905,361
37,645	Signature Bank	3,870,282
158,656	Sterling Bancorp^	2,619,411
116,656	Synovus Financial Corp.	3,731,825
117,871	TCF Financial Corp.	2,297,306
35,257	Texas Capital Bancshares, Inc.*	1,801,280
47,316	Trustmark Corp.^	1,345,194
31,692	UMB Financial Corp.^	1,932,261
155,094	Umpqua Holdings Corp.^	2,465,995
72,976	United Bankshares, Inc.^	2,270,283
232,990	Valley National Bancorp^	2,068,951
64,962	Webster Financial Corp.	3,201,977
39,726	Wintrust Financial Corp.	2,641,382

		77,067,323

Beverages (0.1%):
6,070	Boston Beer Co., Inc. (The), Class A*	1,461,899

Biotechnology (0.9%):
210,648	Exelixis, Inc.*	4,143,446
14,992	Ligand Pharmaceuticals, Inc., Class B*	2,034,414
30,675	United Therapeutics Corp.*	3,340,508

		9,518,368

Shares		Fair Value
Common Stocks, continued
Building Products (0.7%):
25,544	Lennox International, Inc.^	$5,590,560
86,868	Resideo Technologies, Inc.*	1,785,137

		7,375,697

Capital Markets (2.9%):
82,106	Eaton Vance Corp.	2,888,489
28,515	Evercore Partners, Inc., Class A	2,040,533
26,801	FactSet Research Systems, Inc.^	5,363,684
67,285	Federated Investors, Inc., Class B^	1,786,417
52,873	Interactive Brokers Group, Inc., Class A	2,889,509
117,616	Janus Henderson Group plc^	2,437,004
60,329	Legg Mason, Inc.	1,538,993
26,500	MarketAxess Holdings, Inc.^	5,599,716
92,121	SEI Investments Co.	4,255,990
50,770	Stifel Financial Corp.	2,102,893

		30,903,228

Chemicals (2.6%):
43,971	Ashland Global Holdings, Inc.	3,120,182
42,315	Cabot Corp.	1,817,006
120,646	Chemours Co. (The)	3,404,630
24,884	Minerals Technologies, Inc.	1,277,545
6,279	NewMarket Corp.^	2,587,513
117,670	Olin Corp.	2,366,344
56,287	PolyOne Corp.	1,609,808
93,557	RPM International, Inc.	5,499,281
27,665	Scotts Miracle-Gro Co. (The)^	1,700,291
29,691	Sensient Technologies Corp.^	1,658,242
132,583	Valvoline, Inc.	2,565,481

		27,606,323

Commercial Services & Supplies (1.4%):
35,663	Brink’s Co. (The)^	2,305,613
35,995	Clean Harbors, Inc.*	1,776,353
32,618	Deluxe Corp.	1,253,836
51,809	Healthcare Services Group, Inc.^	2,081,686
42,007	Herman Miller, Inc.	1,270,712
30,658	HNI Corp.	1,086,213
24,585	MSA Safety, Inc.	2,317,628
131,843	Pitney Bowes, Inc.^	779,192
60,121	Stericycle, Inc.*^	2,205,839

		15,077,072

Communications Equipment (1.4%):
115,225	ARRIS International plc*	3,522,428
100,234	Ciena Corp.*	3,398,935
23,866	InterDigital, Inc.	1,585,418
51,796	Lumentum Holdings, Inc.*	2,175,950
49,297	NetScout Systems, Inc.*^	1,164,888
23,130	Plantronics, Inc.	765,603
39,544	ViaSat, Inc.*^	2,331,119

		14,944,341

Construction & Engineering (1.2%):
110,270	Aecom Technology Corp.*	2,922,155
21,962	Dycom Industries, Inc.*^	1,186,826
40,592	EMCOR Group, Inc.	2,422,936
33,078	Granite Construction, Inc.^	1,332,382
99,025	KBR, Inc.	1,503,200

See accompanying notes to the financial statements.

4

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Construction & Engineering, continued
44,898	MasTec, Inc.*^	$1,821,063
15,570	Valmont Industries, Inc.	1,727,492

		12,916,054

Construction Materials (0.2%):
33,075	Eagle Materials, Inc., Class A	2,018,567

Consumer Finance (0.4%):
161,895	Navient Corp.	1,426,295
306,922	SLM Corp.*	2,550,522

		3,976,817

Containers & Packaging (1.4%):
44,274	AptarGroup, Inc.	4,164,855
64,049	Bemis Co., Inc.	2,939,849
18,263	Greif, Inc., Class A	677,740
111,935	Owens-Illinois, Inc.*^	1,929,759
54,427	Silgan Holdings, Inc.	1,285,566
70,224	Sonoco Products Co.^	3,731,001

		14,728,770

Distributors (0.4%):
28,380	Pool Corp.^	4,218,687

Diversified Consumer Services (1.0%):
41,437	Adtalem Global Education, Inc.*	1,960,799
3,057	Graham Holdings Co., Class B	1,958,253
127,626	Service Corp. International^	5,138,222
24,548	Sotheby’s*	975,538
27,161	Weight Watchers International, Inc.*^	1,047,057

		11,079,869

Electric Utilities (1.6%):
36,121	ALLETE, Inc.	2,753,143
76,814	Hawaiian Electric Industries, Inc.	2,812,929
35,538	IDA Corp., Inc.	3,307,166
140,659	OGE Energy Corp.	5,512,426
56,100	PNM Resources, Inc.	2,305,149

		16,690,813

Electrical Equipment (1.3%):
28,243	Acuity Brands, Inc.^	3,246,533
29,625	EnerSys	2,299,196
38,500	Hubbell, Inc.	3,824,590
114,679	nVent Electric plc	2,575,690
30,544	Regal-Beloit Corp.	2,139,607

		14,085,616

Electronic Equipment, Instruments & Components (3.9%):
61,426	Arrow Electronics, Inc.*	4,235,323
78,434	Avnet, Inc.	2,831,467
28,650	Belden, Inc.^	1,196,711
121,323	Cognex Corp.^	4,691,560
17,080	Coherent, Inc.*	1,805,527
101,293	Jabil, Inc.	2,511,053
17,720	Littlelfuse, Inc.^	3,038,626
79,399	National Instruments Corp.	3,603,127
29,305	SYNNEX Corp.	2,369,016
26,304	Tech Data Corp.*	2,151,930
177,128	Trimble Navigation, Ltd.*	5,829,282
93,086	Vishay Intertechnology, Inc.^	1,676,479
37,946	Zebra Technologies Corp., Class A*	6,042,142

		41,982,243

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services (1.1%):
54,385	Apergy Corp.*	$1,472,746
31,145	Core Laboratories NV^	1,858,111
45,567	Diamond Offshore Drilling, Inc.*	430,152
25,232	Dril-Quip, Inc.*^	757,717
307,628	Ensco plc, Class A, ADR^	1,095,156
127,296	McDermott International, Inc.*^	832,516
69,391	Oceaneering International, Inc.*	839,631
153,252	Patterson-UTI Energy, Inc.	1,586,159
89,306	Rowan Cos. plc, Class A*	749,277
355,682	Transocean, Ltd.*	2,468,433

		12,089,898

Entertainment (0.9%):
74,798	Cinemark Holdings, Inc.^	2,677,768
97,441	Live Nation, Inc.*^	4,798,970
30,485	World Wrestling Entertainment, Inc., Class A^	2,277,839

		9,754,577

Equity Real Estate Investment Trusts (8.9%):
47,651	Alexander & Baldwin, Inc.*	875,825
96,369	American Campus Communities, Inc.	3,988,713
65,644	Camden Property Trust	5,779,953
83,462	Corecivic, Inc.	1,488,127
25,800	Coresite Realty Corp.	2,250,534
76,726	Corporate Office Properties Trust	1,613,548
295,448	Cousins Properties, Inc.	2,334,039
74,567	Cyrusone, Inc.	3,943,103
113,463	Douglas Emmett, Inc.	3,872,492
52,260	EPR Properties	3,346,208
88,676	First Industrial Realty Trust, Inc.	2,559,189
85,600	Geo Group, Inc. (The)	1,686,320
88,320	Healthcare Realty Trust, Inc.	2,511,821
72,717	Highwoods Properties, Inc.	2,813,421
115,693	Hospitality Properties Trust	2,762,749
76,740	JBG SMITH Properties	2,671,319
71,012	Kilroy Realty Corp.	4,465,235
60,012	Lamar Advertising Co., Class A	4,151,630
103,953	Liberty Property Trust	4,353,552
32,780	Life Storage, Inc.	3,048,212
63,748	Mack-Cali Realty Corp.^	1,248,823
256,924	Medical Properties Trust, Inc.	4,131,338
112,217	National Retail Properties, Inc.	5,443,647
141,537	Omega Healthcare Investors, Inc.	4,975,026
90,262	Pebblebrook Hotel Trust^	2,555,317
47,657	Potlatch Corp.	1,507,867
91,068	Rayonier, Inc.	2,521,673
125,493	Sabra Health Care REIT, Inc.	2,068,125
167,119	Senior Housing Properties Trust	1,958,635
66,359	Tanger Factory Outlet Centers, Inc.^	1,341,779
42,921	Taubman Centers, Inc.	1,952,476
126,089	Uniti Group, Inc.^	1,963,206
80,148	Urban Edge Properties	1,332,060
83,806	Weingarten Realty Investors	2,079,227

		95,595,189

Food & Staples Retailing (0.5%):
25,816	Casey’s General Stores, Inc.	3,308,062
90,000	Sprouts Farmers Market, Inc.*	2,115,900

		5,423,962

See accompanying notes to the financial statements.

5

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Food Products (1.7%):
128,960	Flowers Foods, Inc.^	$2,381,891
62,838	Hain Celestial Group, Inc.*^	996,611
49,925	Ingredion, Inc.	4,563,145
13,772	Lancaster Colony Corp.	2,435,716
47,002	Post Holdings, Inc.*	4,189,288
14,149	Sanderson Farms, Inc.^	1,404,854
13,249	Tootsie Roll Industries, Inc.^	442,517
39,613	TreeHouse Foods, Inc.*^	2,008,775

		18,422,797

Gas Utilities (2.4%):
82,310	Atmos Energy Corp.	7,631,783
60,452	National Fuel Gas Co.	3,093,933
62,152	New Jersey Resources Corp.	2,838,482
36,989	ONE Gas, Inc.	2,944,324
37,343	Southwest Gas Corp.	2,856,740
122,493	UGI Corp.	6,535,002

		25,900,264

Health Care Equipment & Supplies (4.7%):
33,220	Avanos Medical, Inc.*^	1,487,924
25,506	Cantel Medical Corp.	1,898,922
53,620	Globus Medical, Inc., Class A*	2,320,674
36,334	Haemonetics Corp.*	3,635,217
47,406	Hill-Rom Holdings, Inc.	4,197,801
11,703	ICU Medical, Inc.*	2,687,360
12,431	Inogen, Inc.*	1,543,557
49,730	Integra LifeSciences Holdings Corp.*	2,242,823
34,339	LivaNova plc*	3,140,988
34,376	Masimo Corp.*	3,690,951
36,106	NuVasive, Inc.*	1,789,413
59,432	STERIS plc	6,350,309
32,411	Teleflex, Inc.	8,377,595
52,217	West Pharmaceutical Services, Inc.	5,118,833

		48,482,367

Health Care Providers & Services (1.9%):
62,048	Acadia Healthcare Co., Inc.*^	1,595,254
11,309	Chemed Corp.	3,203,614
69,639	Encompass Health Corp.	4,296,726
38,074	HealthEquity, Inc.*^	2,271,114
62,991	MEDNAX, Inc.*	2,078,703
43,976	Molina Healthcare, Inc.*	5,110,890
58,004	Patterson Cos., Inc.^	1,140,359
58,300	Tenet Healthcare Corp.*^	999,262

		20,695,922

Health Care Technology (0.4%):
122,733	Allscripts Healthcare Solutions, Inc.*^	1,183,146
43,127	Medidata Solutions, Inc.*^	2,907,622

		4,090,768

Hotels, Restaurants & Leisure (3.9%):
56,821	Boyd Gaming Corp.	1,180,740
27,222	Brinker International, Inc.^	1,197,224
29,637	Cheesecake Factory, Inc. (The)^	1,289,506
8,389	Churchill Downs, Inc.	2,046,413
16,943	Cracker Barrel Old Country Store, Inc.^	2,708,508
29,319	Domino’s Pizza, Inc.	7,270,818
58,196	Dunkin’ Brands Group, Inc.^	3,731,528

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
45,663	Eldorado Resorts, Inc.*^	$1,653,457
17,237	International Speedway Corp., Class A	756,015
18,142	Jack in the Box, Inc.	1,408,363
28,800	Marriott Vacations Worldwide Corp.	2,030,688
15,780	Papa John’s International, Inc.	628,202
76,289	Penn National Gaming, Inc.*^	1,436,522
38,558	Scientific Games Corp., Class A*^	689,417
50,607	Six Flags Entertainment Corp.^	2,815,267
46,904	Texas Roadhouse, Inc.^	2,800,169
131,600	Wendy’s Co. (The)^	2,054,276
69,915	Wyndham Hotels & Resorts, Inc.	3,172,044
68,688	Wyndham Worldwide Corp.	2,461,778

		41,330,935

Household Durables (1.5%):
18,601	Helen of Troy, Ltd.*	2,440,079
60,768	KB Home	1,160,669
2,396	NVR, Inc.*	5,839,027
32,143	Tempur Sealy International, Inc.*^	1,330,720
95,632	Toll Brothers, Inc.	3,149,162
100,250	TRI Pointe Homes, Inc.*^	1,095,733
34,243	Tupperware Brands Corp.	1,081,052

		16,096,442

Household Products (0.2%):
42,043	Energizer Holdings, Inc.	1,898,241

Industrial Conglomerates (0.4%):
41,989	Carlisle Cos., Inc.	4,220,734

Insurance (5.1%):
10,452	Alleghany Corp.	6,514,942
49,470	American Financial Group, Inc.	4,478,519
42,003	Aspen Insurance Holdings, Ltd.	1,763,706
165,309	Brown & Brown, Inc.	4,555,916
115,674	CNO Financial Group, Inc.	1,721,229
78,485	First American Financial Corp.	3,503,570
353,034	Genworth Financial, Inc., Class A*	1,645,138
29,899	Hanover Insurance Group, Inc. (The)	3,491,306
42,163	Kemper Corp.	2,798,780
19,058	Mercury General Corp.^	985,489
200,618	Old Republic International Corp.	4,126,712
29,857	Primerica, Inc.	2,917,327
44,219	Reinsurance Group of America, Inc.	6,200,831
28,402	RenaissanceRe Holdings, Ltd.	3,797,348
67,956	W.R. Berkley Corp.	5,022,628

		53,523,441

Interactive Media & Services (0.3%):
44,496	Cars.com, Inc.*^	956,664
54,083	Yelp, Inc.*	1,892,364

		2,849,028

IT Services (2.8%):
17,507	CACI International, Inc., Class A*	2,521,533
56,896	CoreLogic, Inc.*	1,901,464
105,776	Leidos Holdings, Inc.	5,576,511
47,973	LiveRamp Holdings, Inc.*	1,853,197
45,153	Maximus, Inc.	2,939,009
99,703	Perspecta, Inc.	1,716,886
194,039	Sabre Corp.	4,199,004

See accompanying notes to the financial statements.

6

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
IT Services, continued
29,929	Science Applications International Corp.	$1,906,477
83,364	Teradata Corp.*^	3,197,843
30,289	WEX, Inc.*	4,242,277

		30,054,201

Leisure Products (0.6%):
60,958	Brunswick Corp.	2,831,499
40,963	Polaris Industries, Inc.^	3,141,043

		5,972,542

Life Sciences Tools & Services (1.5%):
14,193	Bio-Rad Laboratories, Inc., Class A*	3,295,898
26,554	Bio-Techne Corp.	3,842,895
33,926	Charles River Laboratories International, Inc.*	3,839,745
41,233	PRA Health Sciences, Inc.*	3,791,787
42,677	Syneos Health, Inc.*^	1,679,340

		16,449,665

Machinery (5.0%):
46,352	AGCO Corp.	2,580,416
35,732	Crane Co.	2,579,136
90,150	Donaldson Co., Inc.^	3,911,609
117,490	Graco, Inc.	4,916,956
54,108	IDEX Corp.	6,831,675
61,789	ITT, Inc.	2,982,555
57,913	Kennametal, Inc.^	1,927,345
45,422	Lincoln Electric Holdings, Inc.	3,581,525
36,786	Nordson Corp.	4,390,408
50,657	OshKosh Corp.	3,105,781
45,587	Terex Corp.^	1,256,834
48,779	Timken Co.	1,820,432
74,170	Toro Co.	4,144,620
103,149	Trinity Industries, Inc.^	2,123,838
60,636	Wabtec Corp.^	4,259,679
39,203	Woodward, Inc.	2,912,391

		53,325,200

Marine (0.2%):
37,858	Kirby Corp.*^	2,550,115

Media (1.1%):
31,943	AMC Networks, Inc., Class A*^	1,753,032
3,488	Cable One, Inc.	2,860,508
31,980	John Wiley & Sons, Inc., Class A	1,502,101
27,972	Meredith Corp.^	1,452,866
99,189	New York Times Co. (The), Class A^	2,210,923
151,704	Tegna, Inc.	1,649,022

		11,428,452

Metals & Mining (2.0%):
88,414	Allegheny Technologies, Inc.*^	1,924,773
33,245	Carpenter Technology Corp.	1,183,854
82,957	Commercial Metals Co.	1,328,971
23,732	Compass Minerals International, Inc.^	989,387
49,626	Reliance Steel & Aluminum Co.	3,531,882
46,144	Royal Gold, Inc.	3,952,234
161,787	Steel Dynamics, Inc.	4,860,082
124,489	United States Steel Corp.^	2,270,679
28,396	Worthington Industries, Inc.	989,317

		21,031,179

Shares		Fair Value
Common Stocks, continued
Multiline Retail (0.4%):
28,356	Big Lots, Inc.^	$820,056
13,033	Dillard’s, Inc., Class A^	786,020
36,345	Ollie’s Bargain Outlet Holdings, Inc.*^	2,417,306

		4,023,382

Multi-Utilities (1.1%):
38,045	Black Hills Corp.^	2,388,465
137,949	MDU Resources Group, Inc.	3,288,704
35,368	NorthWestern Corp.	2,102,274
58,543	Vectren Corp.	4,213,925

		11,993,368

Oil, Gas & Consumable Fuels (2.5%):
159,958	Callon Petroleum Co.*^	1,038,127
641,805	Chesapeake Energy Corp.*	1,347,791
143,507	CNX Resources Corp.*	1,638,850
179,351	EQT Corp.	3,387,941
143,042	Equitrans Midstream Corp.*	2,863,701
72,913	Matador Resources Co.*^	1,132,339
114,573	Murphy Oil Corp.^	2,679,862
187,666	Oasis Petroleum, Inc.*^	1,037,793
84,241	PBF Energy, Inc., Class A	2,752,153
167,440	QEP Resources, Inc.*	942,687
145,534	Range Resources Corp.^	1,392,760
72,396	SM Energy Co.	1,120,690
412,112	Southwestern Energy Co.*^	1,405,302
47,758	World Fuel Services Corp.	1,022,499
277,514	WPX Energy, Inc.*	3,149,784

		26,912,279

Paper & Forest Products (0.4%):
44,158	Domtar Corp.	1,551,271
99,459	Louisiana-Pacific Corp.	2,209,979

		3,761,250

Personal Products (0.4%):
37,943	Edgewell Personal Care Co.*^	1,417,171
39,131	Nu Skin Enterprises, Inc., Class A	2,399,904

		3,817,075

Pharmaceuticals (0.5%):
102,427	Catalent, Inc.*	3,193,674
58,584	Mallinckrodt plc*	925,627
36,364	Prestige Brands Holdings, Inc.*^	1,122,920

		5,242,221

Professional Services (1.0%):
36,985	ASGN, Inc.*	2,015,683
26,185	Dun & Bradstreet Corp.	3,737,646
26,807	Insperity, Inc.	2,502,702
43,613	ManpowerGroup, Inc.	2,826,122

		11,082,153

Real Estate Management & Development (0.5%):
32,141	Jones Lang LaSalle, Inc.	4,069,051
83,246	Realogy Holdings Corp.^	1,222,051

		5,291,102

Road & Rail (1.6%):
45,829	Avis Budget Group, Inc.*	1,030,236
41,159	Genesee & Wyoming, Inc., Class A*^	3,046,589
88,548	Knight-Swift Transportation Holdings, Inc.^	2,219,898

See accompanying notes to the financial statements.

7

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Road & Rail, continued
28,884	Landstar System, Inc.	$2,763,332
46,108	Old Dominion Freight Line, Inc.	5,693,877
37,450	Ryder System, Inc.	1,803,218
31,219	Werner Enterprises, Inc.^	922,209

		17,479,359

Semiconductors & Semiconductor Equipment (3.0%):
42,170	Cirrus Logic, Inc.*^	1,399,201
72,308	Cree, Inc.*^	3,092,975
255,271	Cypress Semiconductor Corp.	3,247,047
53,039	First Solar, Inc.*^	2,251,771
91,007	Integrated Device Technology, Inc.*	4,407,469
38,056	MKS Instruments, Inc.	2,458,798
27,514	Monolithic Power Systems, Inc.^	3,198,503
30,425	Silicon Laboratories, Inc.*	2,397,794
24,420	Synaptics, Inc.*^	908,668
126,309	Teradyne, Inc.^	3,963,576
29,881	Universal Display Corp.^	2,795,965
76,651	Versum Materials, Inc.	2,124,766

		32,246,533

Software (3.7%):
81,368	ACI Worldwide, Inc.*	2,251,453
34,159	Blackbaud, Inc.^	2,148,601
90,984	CDK Global, Inc.	4,356,314
27,394	CommVault Systems, Inc.*	1,618,711
20,421	Fair Isaac Corp.*	3,818,727
32,882	j2 Global, Inc.^	2,281,353
36,048	LogMeIn, Inc.	2,940,435
46,223	Manhattan Associates, Inc.*^	1,958,469
75,313	PTC, Inc.*	6,243,447
116,948	SurveyMonkey, 0.00%*(a)(b)	1,401,352
27,375	Tyler Technologies, Inc.*	5,086,823
22,026	Ultimate Software Group, Inc. (The)*	5,393,507

		39,499,192

Specialty Retail (2.1%):
48,624	Aaron’s, Inc.	2,044,639
118,352	American Eagle Outfitters, Inc.	2,287,744
40,426	AutoNation, Inc.*^	1,443,208
97,266	Bed Bath & Beyond, Inc.^	1,101,051
51,992	Dick’s Sporting Goods, Inc.^	1,622,150
39,282	Five Below, Inc.*	4,019,335
63,381	Michaels Cos., Inc. (The)*^	858,179
21,033	Murphy U.S.A., Inc.*	1,611,969
84,447	Sally Beauty Holdings, Inc.*^	1,439,821
36,488	Signet Jewelers, Ltd.^	1,159,224
53,151	Urban Outfitters, Inc.*	1,764,613
56,622	Williams-Sonoma, Inc.^	2,856,581

		22,208,514

Technology Hardware, Storage & Peripherals (0.2%):
83,194	NCR Corp.*^	1,920,118

Textiles, Apparel & Luxury Goods (0.7%):
32,328	Carter’s, Inc.^	2,638,611
20,542	Deckers Outdoor Corp.*	2,628,349
94,365	Skechers U.S.A., Inc., Class A*	2,160,015

		7,426,975

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Thrifts & Mortgage Finance (0.6%):
5,225	LendingTree, Inc.*	$1,147,253
344,721	New York Community Bancorp, Inc.^	3,243,825
57,484	Washington Federal, Inc.	1,535,398

		5,926,476

Trading Companies & Distributors (0.8%):
26,583	GATX Corp.^	1,882,342
31,994	MSC Industrial Direct Co., Inc., Class A	2,460,978
76,000	NOW, Inc.*^	884,640
22,645	Watsco, Inc.^	3,150,826

		8,378,786

Water Utilities (0.4%):
125,206	Aqua America, Inc.^	4,280,793

Wireless Telecommunication Services (0.2%):
65,544	Telephone & Data Systems, Inc.	2,132,802

Total Common Stocks (Cost $1,009,593,957)		1,044,597,473

Private Placements (1.1%):
Internet & Direct Marketing Retail (0.9%):
76,914	Airbnb, Inc., Series D, 0.00%(a)(b)	9,405,044

Software (0.2%):
229,712	Palantir Technologies, Inc., Series G, 0.00%*(a)(b)	1,242,742
67,672	Palantir Technologies, Inc., Series H, 0.00%(a)(b)	366,106
67,672	Palantir Technologies, Inc., Series H1, 0.00%(a)(b)	366,106

		1,974,954

Total Private Placements (Cost $4,209,378)		11,379,998

Unaffiliated Investment Company (0.7%):
7,969,664	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 2.20%(c)	7,969,664

Total Unaffiliated Investment Company (Cost $7,969,664)		7,969,664

Short-Term Securities Held as Collateral for Securities on Loan (20.0%)(d)
Floating Rate Notes (12.9%)
2,700,000	Apple Inc., 2.56%, 5/6/19	2,703,156
2,789,000	Australia & New Zealand Banking Group, 2.65%, 8/23/19	2,789,000
2,500,000	Bank of America NA, 2.66%, 1/14/19	2,500,000
2,400,000	Bank of Montreal, 2.67%, 1/24/19	2,400,000
2,800,000	Bank of Montreal, 2.90%, 12/23/19	2,800,000
2,400,000	Bank of Nova Scotia, 2.85%, 2/28/19	2,400,259
2,596,000	Bank of Nova Scotia, 2.80%, 5/24/19	2,596,000
3,080,000	Bedford Row Funding, 2.82%, 5/23/19	3,080,000
2,668,000	Bedford Row Funding, 2.72%, 8/15/19	2,668,000
3,900,000	Berkshire Hathaway Finance, 2.44%, 1/11/19	3,900,290
3,564,000	BNP Paribas, 2.70%, 5/8/19	3,564,000

See accompanying notes to the financial statements.

8

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Short-Term Securities Held as Collateral for Securities on Loan, continued
Floating Rate Notes, continued
3,435,000	BNP Paribas, 2.79%, 5/21/19	$3,435,000
3,152,000	Canadian Imperial Bank of Commerce, 2.58%, 7/5/19	3,154,453
2,565,000	Collateralized Commercial Paper Program Co. LLC, 2.78%, 2/26/19	2,565,000
3,797,000	Commonwealth Bank Australia, 2.68%, 5/3/19	3,797,035
2,525,000	Cooperatieve Rabobank UA, 2.67%, 2/11/19	2,525,000
2,500,000	Cooperatieve Rabobank UA, 2.61%, 9/13/19	2,500,000
3,664,000	Credit Agricole CIB, 2.55%, 2/11/19	3,664,000
3,155,000	Credit Agricole CIB, 2.92%, 6/3/19	3,159,318
4,537,000	Credit Industriel et Commercial, 2.74%, 5/20/19	4,537,000
3,100,000	Credit Industriel et Commercial, 2.66%, 6/4/19	3,100,000
3,500,000	DNB Bank ASA, 2.58%, 9/11/19	3,500,000
3,256,000	HSBC Bank USA NA, 2.70%, 2/4/19	3,256,000
3,200,000	Mitsubishi UFJ Trust and Banking Corp., 2.63%, 1/11/19	3,200,000
1,941,000	Mitsubishi UFJ Trust and Banking Corp., 2.73%, 1/22/19	1,941,000
3,344,000	Mizuho Bank, Ltd., 2.55%, 2/1/19	3,344,000
2,557,000	Mizuho Bank, Ltd., 2.82%, 5/28/19	2,557,000
3,485,000	National Australia Bank, 2.75%, 5/21/19	3,485,000
3,300,000	National Australia Bank, 2.55%, 8/2/19	3,300,000
2,900,000	National Bank of Canada, 2.60%, 1/7/19	2,900,000
3,000,000	National Bank of Canada, 2.65%, 5/7/19	3,000,000
3,400,000	Natixis SA, 2.52%, 2/1/19	3,400,000
3,677,000	Nordea Bank Abp, 2.50%, 4/1/19	3,676,990
3,396,000	Nordea Bank Abp, 2.72%, 5/21/19	3,396,000

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Short-Term Securities Held as Collateral for Securities on Loan, continued
Floating Rate Notes, continued
2,261,000	Oversea-Chinese Banking Corp., Ltd., 2.61%, 4/16/19	$2,261,000
3,320,000	Royal Bank of Canada, 2.62%, 4/18/19	3,320,000
2,900,000	Skandinaviska Enskilda Banken AB, 2.81%, 6/6/19	2,900,000
3,300,000	Societe Generale SA, 2.63%, 1/7/19	3,300,000
3,636,000	Societe Generale SA, 2.58%, 2/11/19	3,636,000
3,157,000	Sumitomo Mitsui Banking Corp., 2.65%, 5/2/19	3,157,000
3,000,000	Sumitomo Mitsui Trust Bank, Ltd., 2.67%, 5/7/19	3,000,000
2,900,000	Sumitomo Mitsui Trust Bank, Ltd., 2.81%, 5/28/19	2,900,000
3,300,000	Swedbank AB, 2.69%, 1/30/19	3,299,973
2,700,000	Wells Fargo Bank NA, 2.75%, 5/3/19	2,700,000
2,603,000	Westpac Banking Corp., 2.70%, 8/16/19	2,603,000

		137,870,474

Repurchase Agreements (2.2%)
23,222,362	BNP Paribas SA, 3.00%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $23,226,232, Collateralized by U.S. Government Agency Obligations, 2.00% - 7.00%, 2/1/20 - 11/1/48, fair value of $23,686,809	23,222,362

Miscellaneous Investments (4.9%)
51,710,296	Short-Term Investments(e)	51,710,296

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $212,803,132)		212,803,132

Total Investment Securities (Cost $1,234,576,131) — 119.9%(f)		1,276,750,267
Net other assets (liabilities) — (19.9)%		(211,822,427)

Net Assets — 100.0%		$1,064,927,840

Percentages indicated are based on net assets as of December 31, 2018.

ADR—American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2018. The total value of securities on loan as of December 31, 2018, was $209,380,027.

(a)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2018. The total of all such securities represent 1.20% of the net assets of the fund.

(b)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2018, these securities represent 1.20% of the net assets of the fund.

(c)	The rate represents the effective yield at December 31, 2018.

(d)

Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(e)

Represents various short-term investments purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

9

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2018

Futures Contracts

Cash of $423,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2018:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)

S&P MidCap 400 E-Mini March Futures (U.S Dollar)	3/15/19	51	$8,477,220	$(80,255)

				$(80,255)

Continued

10

AZL Mid Cap Index Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investment securities, at cost	$1,234,576,131

Investment securities, at value(a)	$1,276,750,267
Segregated cash for collateral	423,000
Interest and dividends receivable	1,304,042
Receivable for capital shares issued	543,315
Receivable for investments sold	312,259
Receivable for variation margin on futures contracts	90,305
Reclaims receivable	8,092
Prepaid expenses	13,162

Total Assets	1,279,444,442

Liabilities:
Cash overdraft	15,818
Payable for investments purchased	1,106,973
Payable for capital shares redeemed	6,747
Payable for collateral received on loaned securities	212,803,132
Manager fees payable	235,404
Administration fees payable	7,405
Distribution fees payable	225,514
Custodian fees payable	3,107
Administrative and compliance services fees payable	4,133
Transfer agent fees payable	1,042
Trustee fees payable	1,583
Other accrued liabilities	105,744

Total Liabilities	214,516,602

Net Assets	$1,064,927,840

Net Assets Consist of:
Paid in capital	$930,888,430
Total distributable earnings	134,039,410

Net Assets	$1,064,927,840

Class 1
Net Assets	$44,788,155
Shares of beneficial interest (unlimited number of shares authorized, no par value)	5,491,534
Net Asset Value (offering and redemption price per share)	$8.16

Class 2
Net Assets	$1,020,139,685
Shares of beneficial interest (unlimited number of shares authorized, no par value)	53,676,097
Net Asset Value (offering and redemption price per share)(b)	$19.00

(a)	Includes securities on loan of $209,380,027.

(b)	Difference in net asset value calculation and the net asset value stated is caused by rounding differences.

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends	$19,528,222
Interest	7,943
Income from securities lending	950,700
Foreign withholding tax	(10,050)

Total Investment Income	20,476,815

Expenses:
Manager fees	3,120,034
Administration fees	298,626
Distribution fees — Class 2	2,985,123
Custodian fees	35,005
Administrative and compliance services fees	19,973
Transfer agent fees	11,489
Trustee fees	63,747
Professional fees	58,341
Shareholder reports	32,916
Other expenses	275,755

Total expenses	6,901,009

Net Investment Income/(Loss)	13,575,806

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	87,212,562
Net realized gains/(losses) on futures contracts	(2,232,330)
Change in net unrealized appreciation/depreciation on securities	(233,764,956)
Change in net unrealized appreciation/depreciation on futures contracts	(34,552)

Net realized and Change in net unrealized gains/losses on investments	(148,819,276)

Change in Net Assets Resulting From Operations	$(135,243,470)

See accompanying notes to the financial statements.

11

AZL Mid Cap Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$13,575,806	$12,543,746
Net realized gains/(losses) on investments	84,980,232	99,059,290
Change in unrealized appreciation/depreciation on investments	(233,799,508)	69,166,076

Change in net assets resulting from operations	(135,243,470)	180,769,112

Distributions to Shareholders:(a)
Class 1	(9,683,057)	(5,952,314)
Class 2	(101,907,745)	(61,899,190)

Change in net assets resulting from distributions to shareholders	(111,590,802)	(67,851,504)

Capital Transactions:
Class 1
Proceeds from shares issued	21,928	141,112
Proceeds from dividends reinvested	9,683,057	5,952,314
Value of shares redeemed	(5,556,511)	(6,813,790)

Total Class 1 Shares	4,148,474	(720,364)

Class 2
Proceeds from shares issued	107,730,060	74,869,811
Proceeds from dividends reinvested	101,907,744	61,899,190
Value of shares redeemed	(166,722,565)	(261,118,646)

Total Class 2 Shares	42,915,239	(124,349,645)

Change in net assets resulting from capital transactions	47,063,713	(125,070,009)

Change in net assets	(199,770,559)	(12,152,401)
Net Assets:(a)
Beginning of period	1,264,698,399	1,276,850,800

End of period	$1,064,927,840	$1,264,698,399

Share Transactions:
Class 1
Shares issued	2,559	12,884
Dividends reinvested	1,040,071	568,511
Shares redeemed	(507,788)	(605,288)

Total Class 1 Shares	534,842	(23,893)

Class 2
Shares issued	4,469,475	3,334,698
Dividends reinvested	4,694,046	2,835,510
Shares redeemed	(7,047,273)	(11,596,024)

Total Class 2 Shares	2,116,248	(5,425,816)

Change in shares	2,651,090	(5,449,709)

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in Notes to the Financial Statements.

See accompanying notes to the financial statements.

12

AZL Mid Cap Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2018	2017	2016*		2015	2014

Class 1

Net Asset Value, Beginning of Period	$11.25	$10.90	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.15	0.25	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	(1.13)	1.41	0.78

Total from Investment Activities	(0.98)	1.66	0.90

Distributions to Shareholders From:
Net Investment Income	(0.28)	(0.12)	—
Net Realized Gains	(1.83)	(1.19)	—

Total Dividends	(2.11)	(1.31)	—

Net Asset Value, End of Period	$8.16	$11.25	$10.90

Total Return(a)	(11.01)%	16.08%	9.00	%(b)

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$44,788	$55,764	$54,300
Net Investment Income/(Loss)(c)	1.32%	1.27%	1.26%
Expenses Before Reductions(c)(d)	0.31%	0.31%	0.31%
Expenses Net of Reductions(c)	0.31%	0.31%	0.31%
Portfolio Turnover Rate(e)	18%	21%	86	%(f)

Class 2

Net Asset Value, Beginning of Period	$23.45	$21.45	$21.10		$23.49	$22.43

Investment Activities:
Net Investment Income/(Loss)	0.25	0.24	0.13		0.30	0.19
Net Realized and Unrealized Gains/(Losses) on Investments	(2.65)	3.06	3.67		(0.91)	1.85

Total from Investment Activities	(2.40)	3.30	3.80		(0.61)	2.04

Distributions to Shareholders From:
Net Investment Income	(0.22)	(0.11)	(0.24)		(0.27)	(0.16)
Net Realized Gains	(1.83)	(1.19)	(3.21)		(1.51)	(0.82)

Total Dividends	(2.05)	(1.30)	(3.45)		(1.78)	(0.98)

Net Asset Value, End of Period	$19.00	$23.45	$21.45		$21.10	$23.49

Total Return(a)	(11.35)%	15.80%	19.52%		(2.67)%	9.21%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,020,140	$1,208,935	$1,222,550		$406,092	$554,440
Net Investment Income/(Loss)	1.08%	1.02%	1.14%		0.95%	0.88%
Expenses Before Reductions(d)	0.56%	0.56%	0.57%		0.57%	0.57%
Expenses Net of Reductions	0.56%	0.56%	0.57%		0.57%	0.57%
Portfolio Turnover Rate(e)	18%	21%	86	%(f)	26%	13%

*	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

(f)

Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 86%.

See accompanying notes to the financial statements.

13

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 22 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Mid Cap Index Fund (the “Fund”), and 21 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

14

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2018

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2018 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested in short-term investments that have a remaining maturity of 397 days or less, similar to investments held in compliance with Rule 2a-7 under the 1940 Act. Included in short-term investments may be investments in overnight repurchase agreements that are collateralized at 102% with securities issued by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government, or other approved issuers. The securities purchased with cash collateral received are reflected in the Fund’s Schedule of Portfolio Investments under Short-Term Securities Held as Collateral for Securities on Loan. Short-term securities held as collateral for securities on loan are valued at amortized cost which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security. These are typically categorized as Level 2 in the fair value hierarchy, as defined in Note 4. Income earned on these investments is included in “Income from securities lending” on the Statement of Operations.

The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $93,533 during the year ended December 31, 2018. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $212,677,193 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2018. At December 31, 2018, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2018, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for these contracts was $18.2 million for the year ended December 31, 2018. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

15

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2018

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$80,255

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$(2,232,330)	$(34,552)

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017
Distributions to Shareholders:
From net investment income
Class 1	$(548,121)
Class 2	(5,176,959)
From net realized gains
Class 1	(5,404,193)
Class 2	(56,722,231)

Change in net assets resulting from distributions to shareholders	$(67,851,504)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2020.

16

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2018

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL Mid Cap Index Fund Class 1	0.25%	0.46%
AZL Mid Cap Index Fund Class 2	0.25%	0.71%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2018, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $9,921 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

17

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2018

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$1,043,196,121	$—	$—	$1,043,196,121
Private Placements	—	—	12,781,350	12,781,350
Short-Term Securities Held as Collateral for Securities on Loan	—	212,803,132	—	212,803,132
Unaffiliated Investment Company	7,969,664	—	—	7,969,664

Total Investment Securities	1,051,165,785	212,803,132	12,781,350	1,276,750,267

Other Financial Instruments:*
Futures Contracts	(80,255)	—	—	(80,255)

Total Investments	$1,051,085,530	$212,803,132	$12,781,350	$1,276,670,012

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Mid Cap Index Fund	$220,906,983	$254,690,473

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2018 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets

Airbnb, Inc., Series D, 0.00%	4/16/14	$3,131,402	76,914	$9,405,044	0.89%
Palantir Technologies, Inc., Series H1, 0.00%	10/25/13	237,529	67,672	366,106	0.03%
Palantir Technologies, Inc., Series H, 0.00%	10/25/13	237,529	67,672	366,106	0.03%
Palantir Technologies, Inc., Series G, 0.00%	7/19/12	702,919	229,712	1,242,742	0.12%
SurveyMonkey, 0.00%	11/25/14	1,923,795	116,948	1,401,352	0.13%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

18

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2018

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $1,237,716,354. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$156,728,446
Unrealized (depreciation)	(117,694,533)

Net unrealized appreciation/(depreciation)	$39,033,913

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Mid Cap Index Fund	$34,030,891	$77,559,911	$111,590,802

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Mid Cap Index Fund	$5,725,080	$62,126,424	$67,851,504

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/(Deficit)

AZL Mid Cap Index Fund	$20,272,532	$74,732,791	$—	$39,034,087	$134,039,410

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had an individual shareholder account which are affiliated with the Manager representing ownership in excess of 45% of the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Mid Cap Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Mid Cap Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, 30.26% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2018, the Fund declared net short-term capital gain distributions of $21,732,845.

During the year ended December 31, 2018, the Fund declared net long-term capital gain distributions of $77,559,911.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Agreements were approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the

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Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the one-year period ended June 30, 2018, eight Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2018, 10 Funds were in the top 40%, three were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2018, five Funds were in the top 40%, three were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, the AZL Russell 1000 Value Index Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund, respectively, on September 12, 2018, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers.

For the AZL Russell 1000 Value Index Fund, the Board understood that the peer groups utilized for performance ranking by Lipper include both active and passive funds. The Board also understood that an index fund’s performance generally should be judged based upon how closely the Fund’s performance matches the performance of the Fund’s benchmark index. The Board quarterly receives information regarding index attribution (performance versus benchmark index) for the AZL Russell 1000 Value Index Fund, and the Board found the performance of the Fund by that measure to be satisfactory. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 22 Funds reviewed by the Board in the fall of 2018, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 22 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); (2) for the AZL BlackRock Global Allocation Fund, the AZL Enhanced Bond Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, although the management fee ranked below the 65th percentile, the Manager proposed increasing the temporary management fee waiver by one basis point due to lower subadvisory fees negotiated by the Manager; and (4) for the AZL Russell 1000 Value Index Fund, the AZL Russell 1000 Growth Fund, and the AZL MetWest Total Return Bond Fund, the Manager recommended increasing a temporary management fee waiver by one basis point for the Russell Funds and by five basis points for the MetWest Fund. Increasing the temporary management fee waivers effectively decreases the management fee paid by a fund.

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The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2017, were approximately $17.4 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for four Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.
ANNRPT1218 2/19

AZL® Moderate Index Strategy Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Moderate Index Strategy Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Moderate Index Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® Moderate Index Strategy Fund (the “Fund”) returned -5.17%. That compared to a -4.38%, 0.01% and -2.26% total return for its benchmarks, the S&P 500 Index1, Bloomberg Barclays U.S. Aggregate Bond Index1 and the Moderate Composite Index1, respectively.

The Fund is a fund of funds that pursues broad diversification across four underlying equity portfolios and one fixed income portfolio. The four equity portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index (S&P 500), the S&P MidCap 400 Index2, the S&P SmallCap 600 Index3 and the MSCI EAFE4 Index. The fixed-income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds that of the Bloomberg Barclays U.S. Aggregate Bond Index. Generally, the Fund allocates 50% to 70% of its assets to the underlying equity portfolios and between 30% and 50% to the underlying fixed income portfolio.*

Despite volatility in the first quarter, U.S. equities experienced healthy gains in the first three quarters because of strong economic data and positive earnings growth. However, volatility increased during the fourth quarter. U.S. large-cap equities fell, as measured by the S&P 500, due to investors’ concerns over continued Federal Reserve Board (the Fed) interest rate hikes, political and economic uncertainty and contentious global trade negotiations. Mid- and small-cap stocks also underperformed during the 12-month period. Growth stocks sharply outperformed value stocks in the first three quarters, but this trend reversed in the fourth quarter.

International developed markets, as measured by the MSCI EAFE Index (net), underperformed U.S. domestic markets, returning -13.79% for the year. Though non-U.S. developed markets underperformed during the first three quarters, they outperformed U.S. equities during the volatile fourth quarter.

The U.S. bond market ended the year flat, with a return of just 0.01% for the Bloomberg Barclays U.S. Aggregate Bond Index. The Fed raised interest rates four times during the period—once per quarter. Treasury yields rose during the first three quarters, however, the yield curve flattened dramatically in the fourth quarter, leaving the intermediate portion of the curve inverted. Investment-grade corporate spreads widened sharply as investors became more risk averse.

The Fund underperformed its blended benchmark for the 12-month period. This underperformance was due largely to a strategic allocation to international equities, as these underperformed U.S. equities for most of the year. A strategic allocation to U.S. mid- and small-cap equities during the period detracted from performance as well, as these underperformed U.S. large-cap equities. An overweight allocation to corporate bonds detracted from relative results, causing the Fund’s fixed income allocation to modestly lag its fixed-income benchmark for the period.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]

The Standard & Poor’s MidCap 400 Index (S&P 400) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indexes that can be used as building blocks for portfolio composition.

[3]

The Standard & Poor’s SmallCap 600 Index covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

[4]

MSCI EAFE Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EM Index a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets.

The indexes defined above are unmanaged. Investors cannot invest directly in an index.

1

AZL® Moderate Index Strategy Fund Review (Unaudited)

Fund Objective
The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in a combination of five underlying index funds (the”Index Strategy Underlying Funds”), allocating 50%–70% of its assets in the underlying equity index funds and 30%–50% of its assets in the underlying bond index fund.
Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Stocks are more volatile and carry more risk and return potential than other forms of investments.
Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Indexes because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near future, which may increase the Fund’s exposure to risks related to rising rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.
For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

	1	3	5	10
	Year	Year	Year	Year
AZL® Moderate Index Strategy Fund	-5.17%	5.38%	4.37%	8.78%
S&P 500 Index	-4.38%	9.26%	8.49%	13.12%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.06%	2.52%	3.48%
Moderate Composite Index	-2.26%	6.52%	6.22%	9.48%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Moderate Index Strategy Fund	1.03%

The above expense ratio is based on the current Fund prospectus dated May 1, 2018. The Manager voluntarily reduced the management fee to 0.05% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.20% through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.43%.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Moderate Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) of the S&P 500 and (40%) of the Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Moderate Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Moderate Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL Moderate Index Strategy Fund	$1,000.00	$944.70	$0.39	0.08%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL Moderate Index Strategy Fund	$1,000.00	$1,024.80	$0.41	0.08%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Domestic Equity Funds	43.5%

Fixed Income Funds	41.5

International Equity Funds	15.0

Total Investment Securities	100.0

Net other assets (liabilities)	— ^

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL Moderate Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Affiliated Investment Companies (100.0%):
Domestic Equity Funds (43.5%):
2,663,731	AZL Mid Cap Index Fund, Class 2	$50,637,521
2,005,094	AZL Small Cap Stock Index Fund, Class 2	24,401,994
12,436,015	AZL S&P 500 Index Fund, Class 2	181,690,174

		256,729,689

Fixed Income Funds (41.5%):
23,123,698	AZL Enhanced Bond Index Fund	244,879,958

		244,879,958

International Equity Funds (15.0%):
6,217,414	AZL International Index Fund, Class 2	88,598,148

		88,598,148

Total Affiliated Investment Companies (Cost $585,342,097)		590,207,795

Total Investment Securities (Cost $585,342,097) — 100.0%(a)		590,207,795
Net other assets (liabilities) — 0.0%		(115,317)

Net Assets — 100.0%		$590,092,478

Percentages indicated are based on net assets as of December 31, 2018.

†	Represents less than 0.05%.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

4

AZL Moderate Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in affiliates, at cost	$585,342,097

Investments in affiliates, at value	$590,207,795
Foreign currency, at value (cost $23,293)	22,910
Receivable for capital shares issued	3,402
Receivable for affiliated investments sold	64,039
Reclaims receivable	139,950
Prepaid expenses	7,770

Total Assets	590,445,866

Liabilities:
Cash overdraft	63,826
Interest and dividends payable	162
Payable for capital shares redeemed	238,770
Manager fees payable	25,599
Administration fees payable	3,871
Custodian fees payable	948
Administrative and compliance services fees payable	1,724
Transfer agent fees payable	394
Trustee fees payable	660
Other accrued liabilities	17,434

Total Liabilities	353,388

Net Assets	$590,092,478

Net Assets Consist of:
Paid in capital	$544,993,313
Total distributable earnings	45,099,165

Net Assets	$590,092,478

Shares of beneficial interest (unlimited number of shares authorized, no par value)	49,241,333
Net Asset Value (offering and redemption price per share)	$11.98

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends from affiliates	$12,492,797
Dividends from non-affiliates	233

Total Investment Income	12,493,030

Expenses:
Manager fees	2,744,376
Administration fees	51,054
Custodian fees	9,493
Administrative and compliance services fees	10,411
Transfer agent fees	5,466
Trustee fees	32,813
Professional fees	30,047
Shareholder reports	16,753
Other expenses	13,414

Total expenses before reductions	2,913,827
Less expenses voluntarily waived/reimbursed by the Manager	(2,401,320)

Net expenses	512,507

Net Investment Income/(Loss)	11,980,523

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	46,000
Net realized gains/(losses) on affiliated underlying securities	13,219,471
Net realized gains distributions from affiliated underlying funds	15,059,894
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(4,344)
Change in net unrealized appreciation/depreciation on affiliated underlying funds	(72,398,781)

Net realized and Change in net unrealized gains/losses on investments	(44,077,760)

Change in Net Assets Resulting From Operations	$(32,097,237)

See accompanying notes to the financial statements.

5

AZL Moderate Index Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$11,980,523	$5,606,970
Net realized gains/(losses) on investments	28,325,365	27,056,194
Change in unrealized appreciation/depreciation on investments	(72,403,125)	58,697,181

Change in net assets resulting from operations	(32,097,237)	91,360,345

Distributions to Shareholders:(a)
Distributions	(32,709,295)	(180,181,133)

Change in net assets resulting from distributions to shareholders	(32,709,295)	(180,181,133)

Capital Transactions:
Proceeds from shares issued	4,831,098	26,825,246
Proceeds from dividends reinvested	32,709,295	180,181,133
Value of shares redeemed	(123,600,657)	(98,159,965)

Change in net assets resulting from capital transactions	(86,060,264)	108,846,414

Change in net assets	(150,866,796)	20,025,626
Net Assets:(a)
Beginning of period	740,959,274	720,933,648

End of period	$590,092,478	$740,959,274

Share Transactions:
Shares issued	361,486	1,705,435
Dividends reinvested	2,589,810	14,076,651
Shares redeemed	(9,401,786)	(6,481,019)

Change in shares	(6,450,490)	9,301,067

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in Notes to the Financial Statements.

See accompanying notes to the financial statements.

6

AZL Moderate Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2018	2017		2016	2015	2014

Net Asset Value, Beginning of Period	$13.30	$15.54		$15.03	$16.50	$15.73

Investment Activities:
Net Investment Income/(Loss)	0.26	0.12		0.32	0.19	0.23
Net Realized and Unrealized Gains/(Losses) on Investments	(0.92)	1.78		1.00	(0.61)	1.10

Total from Investment Activities	(0.66)	1.90		1.32	(0.42)	1.33

Distributions to Shareholders From:
Net Investment Income	(0.13)	(0.35)		(0.30)	(0.36)	(0.13)
Net Realized Gains	(0.53)	(3.79)		(0.51)	(0.69)	(0.43)

Total Dividends	(0.66)	(4.14)		(0.81)	(1.05)	(0.56)

Net Asset Value, End of Period	$11.98	$13.30		$15.54	$15.03	$16.50

Total Return(a)	(5.17)%	13.30%		8.91%	(2.47)%	8.50%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$590,092	$740,959		$720,934	$1,282,506	$1,317,095
Net Investment Income/(Loss)	1.75%	0.77%		1.25%	1.22%	1.57%
Expenses Before Reductions*(b)	0.42%	0.43%		0.96%	1.05%	1.05%
Expenses Net of Reductions*	0.07%	0.08%		0.83%	0.96%	0.96%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly*	0.07%	0.08%		0.83%	0.96%	0.96	%(c)
Portfolio Turnover Rate	4%	7	%(d)	190%	117%	119%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)

Expenses net of reductions excludes expenses paid indirectly, pursuant to a "commission recapture" program, under which brokers remitted a portion of the brokerage commission which is used to pay certain Fund expenses. The Fund ceased participation in the program in June 2014.

(d)

The Fund's purchase and sales of securities and, accordingly, portfolio turnover ratio decreased during 2017 as a result of a change in the Fund's investment strategy which became effective October 14, 2016.

See accompanying notes to the financial statements.

7

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 22 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Moderate Index Strategy Fund (the “Fund”), and 21 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

8

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2018

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017

Distributions to Shareholders:
From net investment income	$(15,250,038)
From net realized gains	(164,931,095)

Change in net assets resulting from distributions to shareholders	$(180,181,133)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock”), BlackRock provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2020.

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Moderate Index Strategy Fund	0.40%	0.20%

*	The Manager voluntarily reduced the management fee to 0.05% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2018, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2018 is as follows:

	Fair Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value 12/31/2018	Shares as of 12/31/2018	Dividend Income	Net Realized gains distributions from affiliated underlying funds

AZL Enhanced Bond Index Fund	$294,359,436	$7,784,688	$(49,036,951)	$(1,754,496)	$(6,472,719)	$244,879,958	23,123,698	5,845,940	$—
AZL International Index Fund, Class 2	112,242,570	5,007,995	(10,336,731)	1,948,156	(20,263,842)	88,598,148	6,217,414	2,693,614	1,314,631
AZL Mid Cap Index Fund, Class 2	67,236,926	4,998,585	(10,472,421)	2,057,950	(13,183,519)	50,637,521	2,663,731	540,132	4,458,453

9

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2018

	Fair Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value 12/31/2018	Shares as of 12/31/2018	Dividend Income	Net Realized gains distributions from affiliated underlying funds
AZL Small Cap Stock Index Fund, Class 2	$33,932,605	$2,900,214	$(7,656,056)	$1,797,678	$(6,572,447)	$24,401,994	2,005,094	$253,430	$2,646,784
AZL S&P 500 Index Fund, Class 2	233,580,884	10,083,064	(45,237,703)	9,170,183	(25,906,254)	181,690,174	12,436,015	3,159,681	6,640,026

	$741,352,421	$30,774,546	$(122,739,862)	$13,219,471	$(72,398,781)	$590,207,795	46,445,952	$12,492,797	$15,059,894

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $5,528 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Affiliated Investment Companies	$590,207,795	$—	$—	$590,207,795

Total Investments	$590,207,795	$—	$—	$590,207,795

10

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2018

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Moderate Index Strategy Fund	$30,774,546	$122,739,862

6. Investment Risks

Fund of Funds Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $585,693,837. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$14,052,926
Unrealized (depreciation)	(9,538,968)

Net unrealized appreciation/(depreciation)	$4,513,958

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Moderate Index Strategy Fund	$14,303,056	$18,406,239	$32,709,295

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Moderate Index Strategy Fund	$30,788,638	$149,392,495	$180,181,133

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Moderate Index Strategy Fund	$14,322,022	$26,262,467	$—	$4,514,676	$45,099,165

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had an individual shareholder account which are affiliated with the Manager representing ownership in excess of 90% of the Fund.

11

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2018

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Moderate Index Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Moderate Index Strategy Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, 16.49% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2018, the Fund declared net short-term capital gain distributions of $7,729,043.

During the year ended December 31, 2018, the Fund declared net long-term capital gain distributions of $18,406,239.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of the Fund, which is a series of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Fund by Allianz Investment Management LLC (the “Manager”). The Manager manages the Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of the Fund. For management services, the Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of the Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Fund is offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Fund is offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to the Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Fund.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Fund and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of the Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Fund and the companies that service them; and relevant developments in the mutual fund industry and how the Fund and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Fund. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Fund. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Fund.

The Management Agreement was most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of the Management Agreement was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Management Agreement was approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreement, in respect of the Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to the Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board, administers the Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Fund) and executive and other personnel as are necessary for the operation of the Trust and the Fund. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

16

The Board considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and the Fund. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to the Fund under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, Trustees received extensive information on the performance results of the Fund. However, the Board also considered the fact that prior to October 14, 2016, the Fund was subadvised by Invesco Advisers, Inc., and managed pursuant to a different strategy. Accordingly, the investment performance of the Fund during the period prior to October 14, 2016, was not deemed relevant to the Board’s assessment of the continuance of the Management Agreement in the fall of 2018. Such performance information included performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Fund for the previous quarter and year-to-date. In connection with the Board meeting held October 23, 2018, the Manager reported that for the one-year period ended June 30, 2018, the Fund ranked in the in the top 40%.

At the Board meeting held October 23, 2018, the Trustees determined that the investment performance of the Fund was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Fund. The Board considered that the Manager receives an advisory fee from the Fund. The Manager reported that the advisory fee paid by the Fund put it in the 8th percentile of its customized peer group. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Fund and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Fund.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to the Fund.

Based upon the information provided, the Board concluded that the Fund’s advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Fund was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the Fund. The Board also noted that the total assets in the Fund, as of June 30, 2018, were approximately $741 million.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Fund grows larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Fund’s advisory fee rate schedules was acceptable under the Fund’s circumstances.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL® Morgan Stanley Global Real Estate Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Morgan Stanley Global Real Estate Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Morgan Stanley Global Real Estate Fund and Morgan Stanley Investment Management Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® Morgan Stanley Global Real Estate Fund (Class 2 Shares) (the “Fund”) returned -8.07%. That compared to a -4.74% total return for its benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index1.

Global real estate equities were down during the 12-month period as investors grew concerned about a potential economic slowdown. The sharpest declines came in the fourth quarter amid the sell-off in the broader equity markets, which was driven by a variety of macro-level concerns such as U.S.-Sino trade tension, the potential effects of continued Federal Reserve rate hikes, and uncertainty over Brexit.

Property stocks in Europe declined the most, driven by weakness in the real estate sector and uncertainty over Brexit. Property stocks in the United States also fell as investor sentiment turned negative toward high-quality retail space, central business district (CBD) offices and hotels. Property stocks in Asia performed better than other regions, but still posted losses. In Hong Kong, trade concerns, interest rates and economic weakness continued to weigh on investor sentiment. Across regions, investors showed a preference for defensive-oriented market segments, such as U.S. net lease and healthcare real estate investment trusts (REITs), German residential stocks, Japanese REITs and Australian REITs.

The Fund’s European portfolio detracted from relative performance during the period. Although the portfolio benefited from stock selection and an underweight position in U.K. retail securities, as well as an overweight position in Spain, these gains were more than offset by the Fund’s overweight position in Continental retail, an overweighting and adverse stock selection in U.K. Majors, and an underweight position in the German residential sector.*

The Fund’s North American portfolio also weighed on relative performance. Primary detractors included stock selection and an overweight position in the U.S. primary CBD office sector; adverse stock selection and an underweight position in U.S. healthcare; and an underweight position in U.S. net lease assets. The negative impact of these positions more than offset the benefits from stock selection in the U.S. diversified sector.*

The Asian portfolio boosted the Fund’s relative performance, helped by stock selection in Hong Kong and an underweight position in Singapore. These gains helped the portfolio overcome the negative impact of an overweight position in Hong Kong and an underweight position in Japan.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Morgan Stanley Global Real Estate Fund Review (Unaudited)

Fund Objective
The Fund’s investment objective is to seek to provide income and capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of the Fund’s assets, plus any borrowings for investment purposes, in equity securities of companies in the real estate industry, including real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

	Inception	1	3	5	10	Since
	Date	Year	Year	Year	Year	Inception
AZL® Morgan Stanley Global Real Estate Fund (Class 1 Shares)	10/14/16	-7.91%	—	—	—	0.81%
AZL® Morgan Stanley Global Real Estate Fund (Class 2 Shares)	5/1/06	-8.07%	1.33%	3.15%	9.08%	2.89%
FTSE EPRA/NAREIT Developed Real Estate Index (gross of withholding taxes)	5/1/06	-4.74%	3.67%	5.26%	10.53%	4.11%
FTSE EPRA/NAREIT Developed Real Estate Index (net of withholding taxes)	5/1/06	-5.63%	2.72%	4.34%	9.65%	3.34%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Morgan Stanley Global Real Estate Fund (Class 1 Shares)	1.03%
AZL® Morgan Stanley Global Real Estate Fund (Class 2 Shares)	1.28%

The above expense ratios are based on the current Fund prospectus dated May 1, 2018. The Manager voluntarily reduced the management fee to 0.85% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.10% for Class 1 Shares and 1.35% for Class 2 Shares through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Financial Times London Stock Exchange (“FTSE”) European Public Real Estate Association (“EPRA”)/NAREIT Developed Real Estate Index series, which is designed to represent general trends in eligible real estate stocks worldwide. Relevant real estate activities are defined as the ownership, disposal and development of income-producing real estate. The Indexes do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Morgan Stanley Global Real Estate Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Morgan Stanley Global Real Estate Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL Morgan Stanley Global Real Estate Fund, Class 1	$1,000.00	$919.00	$4.64	0.96%

AZL Morgan Stanley Global Real Estate Fund, Class 2	$1,000.00	$919.30	$5.85	1.21%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL Morgan Stanley Global Real Estate Fund, Class 1	$1,000.00	$1,020.37	$4.89	0.96%

AZL Morgan Stanley Global Real Estate Fund, Class 2	$1,000.00	$1,019.11	$6.16	1.21%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

United States	53.2%

Hong Kong	10.1

Japan	9.8

France	5.4

United Kingdom	5.4

Australia	3.9

Germany	2.5

Canada	1.8

Bermuda	1.8

Spain	0.9

All other countries	4.3

Total Common Stocks	99.1

Short-Term Securities Held as Collateral for Securities on Loan	2.1

Money Markets	0.2

Total Investment Securities	101.4

Net other assets (liabilities)	(1.4)

Net Assets	100.0%

3

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks (99.1%):
Diversified Real Estate Activities (8.0%):
4,800	City Developments, Ltd.	$28,493
50,883	Henderson Land Development Co., Ltd.	252,263
116,311	Mitsubishi Estate Co., Ltd.	1,822,953
75,298	Mitsui Fudosan Co., Ltd.	1,668,635
477,801	New World Development Co., Ltd.	627,705
5,000	Nomura Real Estate Holdings, Inc.	91,238
25,331	Sumitomo Realty & Development Co., Ltd.	925,309
164,471	Sun Hung Kai Properties, Ltd.	2,332,183
2,800	Tokyo Tatemono Co., Ltd.	28,859
36,215	UOL Group, Ltd.	163,903
135,399	Wharf Holdings, Ltd. (The)	351,282

		8,292,823

Diversified REITs (6.8%):
55	Activia Properties, Inc.	222,879
14,060	Empire State Realty Trust, Inc., Class A	200,074
2,721	Fonciere des Regions SA	261,925
6,169	Gecina SA	796,258
115,858	GPT Group	435,667
9,969	H&R Real Estate Investment Trust	150,813
45	Hulic REIT, Inc.	69,861
4,165	ICADE	316,580
18	Kenedix Office Investment Corp.	114,885
140,451	Land Securities Group plc	1,439,559
23,240	Lexington Realty Trust	190,800
59,330	Merlin Properties Socimi SA	732,951
203,388	Mirvac Group	320,816
400	Nomura Real Estate Master Fund, Inc.	526,475
138	Premier Investment Corp.	156,999
162,388	Stockland Trust Group	402,779
44,464	Suntec REIT	57,949
307	United Urban Investment Corp.	476,100

		6,873,370

Health Care Facilities (0.1%):
13,912	Extendicare, Inc.	64,719

Health Care REITs (3.3%):
12,298	HCP, Inc.	343,483
48,138	Healthcare Realty Trust, Inc.	1,369,045
17,454	Healthcare Trust of America, Inc., Class A	441,761
11,630	Ventas, Inc.	681,402
9,005	Welltower, Inc.	625,037

		3,460,728

Hotel & Resort REITs (5.4%):
26,683	Chesapeake Lodging Trust^	649,731
50,516	DiamondRock Hospitality, Co.	458,685
147,862	Host Hotels & Resorts, Inc.	2,464,860
270	Invincible Investment Corp.	111,467
276	Japan Hotel REIT Investment Corp.	197,449
81,918	RLJ Lodging Trust	1,343,455
28,100	Sunstone Hotel Investors, Inc.	365,581

		5,591,228

Industrial REITs (4.9%):
64,198	Ascendas Real Estate Investment Trust	120,739
11,310	Duke Realty Corp.	292,929
365	GLP J-REIT	372,889
86,223	Macquarie Goodman Group	645,240

Shares		Fair Value
Common Stocks, continued
Industrial REITs, continued
72,100	Mapletree Logistics Trust	$66,590
52	Nippon Prologis REIT, Inc.	109,787
54,963	ProLogis, Inc.	3,227,427
28,284	SERGO plc	212,125

		5,047,726

Office REITs (19.9%):
5,411	Alexandria Real Estate Equities, Inc.	623,564
18,404	Alstria Office REIT-AG	257,215
30,272	Boston Properties, Inc.	3,407,114
25,426	Brandywine Realty Trust	327,233
179,144	CapitaLand Commercial Trust	229,600
437,000	Champion REIT	298,990
38,760	Columbia Property Trust, Inc.	750,006
13,582	Corporate Office Properties Trust	285,629
30,408	Cousins Properties, Inc.	240,223
20,724	Derwent Valley Holdings plc	752,058
78,219	Dexus Property Group	584,854
79,592	Great Portland Estates plc	666,883
229,810	Green REIT plc	354,835
133,668	Hibernia REIT plc	191,161
23,737	Hudson Pacific Properties, Inc.	689,797
25,712	Inmobiliaria Colonial SA	238,958
125	Japan Real Estate Investment Corp.	702,060
11,832	JBG SMITH Properties	411,872
5,584	Kilroy Realty Corp.	351,122
45,218	Mack-Cali Realty Corp.	885,821
90	Mori Trust Sogo REIT, Inc.	130,932
160	Nippon Building Fund, Inc.	1,007,781
1,215	NSI NV	47,462
42	ORIX JREIT, Inc.	69,861
96,881	Paramount Group, Inc.	1,216,825
45,312	SL Green Realty Corp.	3,583,274
13,603	Tier REIT, Inc.	280,630
32,709	Vornado Realty Trust	2,028,939
8,948	Workspace Group plc	90,256

		20,704,955

Real Estate Development (2.8%):
83,925	China Overseas Land & Investment, Ltd.	288,867
18,000	China Resources Land, Ltd.	68,730
116,040	CK Asset Holdings, Ltd.	843,869
297,000	Country Garden Holdings Co., Ltd.	357,788
115,200	Guangzhou R&F Properties Co., Ltd., Class H	172,556
44,500	Longfor Properties Co., Ltd.	133,229
241,073	Sino Land Co., Ltd.	410,293
48,377	St. Modwen Properties plc	243,742
94,038	Urban & Civic plc	313,245

		2,832,319

Real Estate Operating Companies (9.6%):
4,025	ADO Properties SA	210,420
39,583	Atrium European Real Estate, Ltd.	146,330
7,891	Atrium Ljungberg AB, Class B	135,567
2,485,087	BGP Holdings plc*(a)(b)	2,847
4,075	Carmila SA	75,292
8,742	Castellum AB	161,007
24,921	Citycon OYJ^	46,075

See accompanying notes to the financial statements.

4

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Real Estate Operating Companies, continued
13,870	Deutsche Wohnen AG	$635,667
27,745	Entra ASA	368,741
47,432	First Capital Realty, Inc.	655,013
59,475	Grainger Trust plc	158,989
292,952	Hongkong Land Holdings, Ltd.	1,846,747
20,835	Hufvudstaden AB	322,597
34,856	Hulic Co., Ltd.	311,953
142,669	Hysan Development Co., Ltd.	676,515
20,202	Kojamo Oyj*	187,627
18,682	Kungsleden AB	132,766
1,821	LEG Immobilien AG	190,114
89,127	LXB Retail Properties plc	12,858
33,959	Norwegian Property ASA	41,631
3,318	PSP Swiss Property AG	326,819
317,329	Swire Properties, Ltd.	1,108,947
28,121	Vonovia SE	1,276,123
135,710	Wharf Real Estate Investment Co., Ltd.	806,748

		9,837,393

Real Estate Services (0.0%)†:
101,500	APAC Realty, Ltd.	33,170

Residential REITs (10.9%):
120	Advance Residence Investment	331,619
12,570	American Campus Communities, Inc.	520,272
51,941	American Homes 4 Rent, Class A	1,031,029
9,810	Apartment Investment & Management Co., Class A	430,463
16,940	AvalonBay Communities, Inc.	2,948,407
3,938	Boardwalk REIT	109,081
12,645	Camden Property Trust	1,113,392
28,392	Equity Residential Property Trust	1,874,156
3,477	Essex Property Trust, Inc.	852,595
40,892	Invitation Homes, Inc.^	821,111
7,301	Mid-America Apartment Communities, Inc.	698,706
11,952	UDR, Inc.	473,538

		11,204,369

Retail REITs (22.9%):
196,271	British Land Co. plc	1,333,464
96,141	Brixmor Property Group, Inc.	1,412,311
113,552	CapitaMall Trust	187,925
14,701	Crombie REIT	134,840
14,737	Eurocommercial Properties NV	455,444
22	Frontier Real Estate Investment Corp.	87,355
46,123	Hammerson plc	193,122

Shares or Principal Amount		Fair Value
Common Stocks, continued
Retail REITs, continued
265	Japan Retail Fund Investment Corp.	$530,683
15,609	Kimco Realty Corp.^	228,672
64,651	Klepierre	1,990,212
58,020	Liberty International plc^	83,839
220,884	Link REIT (The)	2,224,578
48,348	Macerich Co. (The)	2,092,501
23,441	Mercialys SA	320,887
31,339	Regency Centers Corp.	1,838,973
36,639	RioCan REIT	638,834
384,205	Scentre Group	1,055,078
7,989	Shaftesbury plc	84,475
36,969	Simon Property Group, Inc.	6,210,423
4,415	Smart Real Estate Investment Trust	99,718
11,771	Unibail-Rodamco-Westfield	1,818,003
321,543	Vicinity Centres	588,616

		23,609,953

Specialized REITs (4.5%):
30,668	CubeSmart	879,865
7,841	Digital Realty Trust, Inc.	835,459
5,880	Extra Space Storage, Inc.^	532,022
14,717	Gaming & Leisure Properties, Inc.	475,506
2,410	Life Storage, Inc.	224,106
6,366	Public Storage, Inc.	1,288,542
11,719	QTS Realty Trust, Inc., Class A^	434,189

		4,669,689

Total Common Stocks (Cost $102,207,641)		102,222,442

Unaffiliated Investment Company (0.2%):
253,063	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 2.20%(c)	253,063

Total Unaffiliated Investment Company (Cost $253,063)		253,063

Short-Term Securities Held as Collateral for Securities on Loan (2.1%)
Miscellaneous Investments (2.1%)
2,130,465	Short-Term Investments(d)	2,130,465

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $2,130,465)		2,130,465

Total Investment Securities (Cost $104,683,475) — 101.4%(e)		104,605,970
Net other assets (liabilities) — (1.4)%		(1,402,095)

Net Assets — 100.0%		$103,203,875

Percentages indicated are based on net assets as of December 31, 2018.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2018. The total value of securities on loan as of December 31, 2018, was $2,074,708.

†	Represents less than 0.05%.

(a)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2018. The total of all such securities represent 0.00% of the net assets of the fund.

(b)

The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2018, these securities represent 0.00% of the net assets of the Fund.

(c)	The rate represents the effective yield at December 31, 2018.

(d)

Represents various short-term investments purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

5

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments

December 31, 2018

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2018: (Unaudited)

Country	Percentage

Australia	3.9%
Bermuda	1.8%
Canada	1.8%
China	0.5%
Finland	0.2%
France	5.3%
Germany	2.5%
Hong Kong	10.1%
Ireland	0.5%
Japan	9.6%
Jersey	0.1%
Netherlands	0.5%
Norway	0.4%
Singapore	0.8%
Spain	0.9%
Sweden	0.7%
Switzerland	0.3%
United Kingdom	5.3%
United States	54.8%

100.0%

See accompanying notes to the financial statements.

6

AZL Morgan Stanley Global Real Estate Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investment securities, at cost	$104,683,475

Investment securities, at value(a)	$104,605,970
Interest and dividends receivable	438,849
Receivable for investments sold	357,371
Reclaims receivable	132,690
Prepaid expenses	1,451

Total Assets	105,536,331

Liabilities:
Foreign currency, at value (cost $3,822)	3,458
Payable for investments purchased	84,242
Payable for capital shares redeemed	6,356
Payable for collateral received on loaned securities	2,130,465
Manager fees payable	79,014
Administration fees payable	2,080
Distribution fees payable	18,701
Custodian fees payable	2,872
Administrative and compliance services fees payable	190
Transfer agent fees payable	437
Trustee fees payable	73
Other accrued liabilities	4,568

Total Liabilities	2,332,456

Net Assets	$103,203,875

Net Assets Consist of:
Paid in capital	$104,668,447
Total distributable earnings/(losses)	(1,464,572)

Net Assets	$103,203,875

Class 1
Net Assets	$20,483,786
Shares of beneficial interest (unlimited number of shares authorized, no par value)	2,556,015
Net Asset Value (offering and redemption price per share)	$8.01

Class 2
Net Assets	$82,720,089
Shares of beneficial interest (unlimited number of shares authorized, no par value)	9,578,855
Net Asset Value (offering and redemption price per share)	$8.64

(a)	Includes securities on loan of $2,074,708.

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends	$4,646,723
Income from securities lending	31,522
Foreign withholding tax	(235,735)

Total Investment Income	4,442,510

Expenses:
Manager fees	1,103,139
Administration fees	48,866
Distribution fees — Class 2	248,025
Custodian fees	56,077
Administrative and compliance services fees	1,819
Transfer agent fees	9,350
Trustee fees	5,807
Professional fees	5,226
Shareholder reports	10,540
Other expenses	4,278

Total expenses before reductions	1,493,127
Less expenses voluntarily waived/reimbursed by the Manager	(61,287)

Net expenses	1,431,840

Net Investment Income/(Loss)	3,010,670

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	936,538
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(13,639,310)

Net realized and Change in net unrealized gains/losses on investments	(12,702,772)

Change in Net Assets Resulting From Operations	$(9,692,102)

See accompanying notes to the financial statements.

7

AZL Morgan Stanley Global Real Estate Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$3,010,670	$3,052,930
Net realized gains/(losses) on investments	936,538	9,568,019
Change in unrealized appreciation/depreciation on investments	(13,639,310)	207,580

Change in net assets resulting from operations	(9,692,102)	12,828,529

Distributions to Shareholders:(a)
Class 1	(2,324,054)	(3,091,166)
Class 2	(8,873,299)	(12,369,090)

Change in net assets resulting from distributions to shareholders	(11,197,353)	(15,460,256)

Capital Transactions:
Class 1
Proceeds from shares issued	34,084	14,573
Proceeds from dividends reinvested	2,324,054	3,091,166
Value of shares redeemed	(3,513,877)	(4,020,059)

Total Class 1 Shares	(1,155,739)	(914,320)

Class 2
Proceeds from shares issued	416,028	800,139
Proceeds from dividends reinvested	8,873,299	12,369,090
Value of shares redeemed	(19,760,081)	(16,544,139)

Total Class 2 Shares	(10,470,754)	(3,374,910)

Change in net assets resulting from capital transactions	(11,626,493)	(4,289,230)

Change in net assets	(32,515,948)	(6,920,957)
Net Assets:(a)
Beginning of period	135,719,823	142,640,780

End of period	$103,203,875	$135,719,823

Share Transactions:
Class 1
Shares issued	3,531	1,434
Dividends reinvested	277,997	332,741
Shares redeemed	(379,772)	(397,099)

Total Class 1 Shares	(98,244)	(62,924)

Class 2
Shares issued	42,675	73,913
Dividends reinvested	983,736	1,245,629
Shares redeemed	(2,031,552)	(1,538,982)

Total Class 2 Shares	(1,005,141)	(219,440)

Change in shares	(1,103,385)	(282,364)

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in Notes to the Financial Statements.

See accompanying notes to the financial statements.

8

AZL Morgan Stanley Global Real Estate Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2018	2017	2016*		2015	2014

Class 1

Net Asset Value, Beginning of Period	$9.72	$10.05	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.29	0.28	—	^+
Net Realized and Unrealized Gains/(Losses) on Investments	(1.02)	0.67	0.05

Total from Investment Activities	(0.73)	0.95	0.05

Distributions to Shareholders From:
Net Investment Income	(0.42)	(0.43)	—
Net Realized Gains	(0.56)	(0.85)	—

Total Dividends	(0.98)	(1.28)	—

Net Asset Value, End of Period	$8.01	$9.72	$10.05

Total Return(c)	(7.91)%	10.00%	0.50	%(a)

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$20,484	$25,794	$27,302
Net Investment Income/(Loss)(b)	2.67%	2.38%	0.13%
Expenses Before Reductions(b)(d)	1.02%	1.03%	1.04%
Expenses Net of Reductions(b)	0.97%	0.98%	1.03%
Portfolio Turnover Rate(e)	34%	33%	52%

Class 2

Net Asset Value, Beginning of Period	$10.39	$10.68	$10.51		$11.11	$9.86

Investment Activities:
Net Investment Income/(Loss)	0.29	0.27	0.20		0.22	0.18
Net Realized and Unrealized Gains/(Losses) on Investments	(1.09)	0.71	0.13		(0.39)	1.17

Total from Investment Activities	(0.80)	0.98	0.33		(0.17)	1.35

Distributions to Shareholders From:
Net Investment Income	(0.39)	(0.42)	(0.16)		(0.43)	(0.10)
Net Realized Gains	(0.56)	(0.85)	—		—	—

Total Dividends	(0.95)	(1.27)	(0.16)		(0.43)	(0.10)

Net Asset Value, End of Period	$8.64	$10.39	$10.68		$10.51	$11.11

Total Return(c)	(8.07)%	9.72%	3.14%		(1.34)%	13.77%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$82,720	$109,926	$115,339		$159,821	$187,892
Net Investment Income/(Loss)	2.41%	2.17%	1.84%		1.70%	1.67%
Expenses Before Reductions(d)	1.27%	1.28%	1.29%		1.29%	1.29%
Expenses Net of Reductions	1.22%	1.23%	1.29%		1.29%	1.28%
Portfolio Turnover Rate(e)	34%	33%	52%		25%	32%

*	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

^	Average shares method used in calculations.

+	Represents less than $0.005.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

9

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 22 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Morgan Stanley Global Real Estate Fund (the “Fund”), and 21 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

10

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2018

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2018 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested in short-term investments that have a remaining maturity of 397 days or less, similar to investments held in compliance with Rule 2a-7 under the 1940 Act. Included in short-term investments may be investments in overnight repurchase agreements that are collateralized at 102% with securities issued by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government, or other approved issuers. The securities purchased with cash collateral received are reflected in the Fund’s Schedule of Portfolio Investments under Short-Term Securities Held as Collateral for Securities on Loan. Short-term securities held as collateral for securities on loan are valued at amortized cost which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security. These are typically categorized as Level 2 in the fair value hierarchy, as defined in Note 4. Income earned on these investments is included in “Income from securities lending” on the Statement of Operations.

The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $3,388 during the year ended December 31, 2018. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $2,124,110 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2018. At December 31, 2018, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

11

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2018

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017
Distributions to Shareholders:
From net investment income
Class 1	$(1,035,506)
Class 2	(4,103,304)
From net realized gains
Class 1	(2,055,660)
Class 2	(8,265,786)

Change in net assets resulting from distributions to shareholders	$(15,460,256)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Morgan Stanley Investment Management Inc. (“MSIM”), MSIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2020.

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Morgan Stanley Global Real Estate Fund Class 1	0.90%	1.10%

AZL Morgan Stanley Global Real Estate Fund Class 2	0.90%	1.35%

*	The Manager voluntarily reduced the management fee to 0.85% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

12

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2018

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $987 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks
Diversified Real Estate Activities	$—	$8,292,823	$—	$8,292,823
Diversified REITs	541,687	6,331,683	—	6,873,370
Hotel & Resort REITs	5,282,312	308,916	—	5,591,228
Industrial REITs	3,520,356	1,527,370	—	5,047,726
Office REITs	15,082,049	5,622,906	—	20,704,955
Real Estate Development	—	2,832,319	—	2,832,319
Real Estate Operating Companies	655,013	9,179,533	2,847	9,837,393
Real Estate Services	—	33,170	—	33,170
Residential REITs	10,872,750	331,619	—	11,204,369
Retail REITs	12,656,272	10,953,681	—	23,609,953
Other Common Stocks+	8,195,136	—		8,195,136
Short-Term Securities Held as Collateral for Securities on Loan	—	2,130,465	—	2,130,465
Unaffiliated Investment Company	253,063	—	—	253,063

Total Investments	$57,058,638	$47,544,485	$2,847	$104,605,970

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Morgan Stanley Global Real Estate Fund	$41,875,724	$60,258,506

13

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2018

6. Investment Risks

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Real Estate Investments Risk: The performance of REITs depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $108,185,760. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$4,460,708
Unrealized (depreciation)	(8,040,498)

Net unrealized appreciation/(depreciation)	$(3,579,790)

As of the end of its tax year ended December 31, 2018, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL Morgan Stanley Global Real Estate Fund	$64,528	$870,910	$935,438

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Morgan Stanley Global Real Estate Fund	$4,691,715	$6,505,638	$11,197,353

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Morgan Stanley Global Real Estate Fund	$5,138,810	$10,321,446	$15,460,256

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Morgan Stanley Global Real Estate Fund	$3,052,401	$—	$(935,436)	$(3,581,537)	$(1,464,572)

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and mark-to-market of passive foreign investment companies.

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AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2018

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had an individual shareholder account which are affiliated with the Manager representing ownership in excess of 95% of the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Morgan Stanley Global Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Morgan Stanley Global Real Estate Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2018, the Fund declared net long-term capital gain distributions of $6,505,639.

17

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Agreements were approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the

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Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the one-year period ended June 30, 2018, eight Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2018, 10 Funds were in the top 40%, three were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2018, five Funds were in the top 40%, three were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, the AZL Russell 1000 Value Index Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund, respectively, on September 12, 2018, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers.

For the AZL Russell 1000 Value Index Fund, the Board understood that the peer groups utilized for performance ranking by Lipper include both active and passive funds. The Board also understood that an index fund’s performance generally should be judged based upon how closely the Fund’s performance matches the performance of the Fund’s benchmark index. The Board quarterly receives information regarding index attribution (performance versus benchmark index) for the AZL Russell 1000 Value Index Fund, and the Board found the performance of the Fund by that measure to be satisfactory. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 22 Funds reviewed by the Board in the fall of 2018, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 22 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); (2) for the AZL BlackRock Global Allocation Fund, the AZL Enhanced Bond Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, although the management fee ranked below the 65th percentile, the Manager proposed increasing the temporary management fee waiver by one basis point due to lower subadvisory fees negotiated by the Manager; and (4) for the AZL Russell 1000 Value Index Fund, the AZL Russell 1000 Growth Fund, and the AZL MetWest Total Return Bond Fund, the Manager recommended increasing a temporary management fee waiver by one basis point for the Russell Funds and by five basis points for the MetWest Fund. Increasing the temporary management fee waivers effectively decreases the management fee paid by a fund.

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The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2017, were approximately $17.4 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for four Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

23

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL® MSCI Emerging Markets Equity Index Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MSCI Emerging Markets Equity Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MSCI Emerging Markets Equity Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® MSCI Emerging Markets Equity Index Fund (Class 2 Shares) (the “Fund”) returned -15.46%. That compared to a -14.25% total return for its benchmark, the MSCI Emerging Markets Index1.

The Fund seeks investment results, before fees, expenses and fair value adjustments to its portfolio at the close of the New York Stock Exchange, that correspond to the performance of the MSCI Emerging Markets Index (“Index”). The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of emerging markets equities.*

Despite a strong start to the year, emerging markets equities posted sizeable losses for 2018 amid geopolitical tensions and uncertainty, including U.S. trade protectionism against China and slowing global growth. Rising U.S. interest rates and a strong dollar placed additional pressure on emerging market economies with poor finances.

The first quarter of 2018 saw high levels of synchronized global growth, which was a catalyst for emerging markets exporters. However, trade tensions between the U.S. and China escalated in March, negatively impacting markets. Despite these concerns, Chinese equities managed to end the quarter with a modest gain.

In the second quarter, emerging markets equities experienced their worst quarter since the end of 2016. Trade war risks, rising U.S. protectionism and a rebound in the U.S. dollar weighed on all regions. China represented 30% of the Index’s holdings and contributed the most to the Index’s decline as investors became increasingly risk-averse amid the intensifying trade rhetoric. Turkish equities also underperformed as the country’s high debt and large current account deficit left it exposed to the negative impacts of rising U.S. interest rates and a strengthening dollar. Latin America, led lower by Brazil, was the worst-performing region during the quarter despite a high earnings-per-share growth rate.

The performance of emerging markets equities diverged even further from their developed market peers during the third quarter. Tightening global financial conditions, deteriorating relations between the U.S. and China and a general global economic slowdown pressured emerging markets assets. Chinese and Turkish stocks continued to weigh on the Index, while South African stocks underperformed due to the nation’s deficits and weakening macro-economic conditions. By comparison, Latin America stocks helped offset broader emerging markets weakness, as Mexico gained following its general election and North American Free Trade Agreement renegotiations, and Brazil outperformed ahead of its October elections. In the Middle East, Qatar also rallied along with crude oil prices.

In the final quarter of the period, slowing growth, tighter financial conditions and rising geopolitical uncertainties created difficulties for emerging economies and weighed on investor sentiment. Emerging markets suffered another drawdown, but they managed to outperform U.S. and other developed markets by more than five percentage points for the quarter.

From a country perspective, the top performers were Brazil, and Indonesia, while Mexico and Taiwan lagged other markets.

From a sector perspective, the largest negative returns in the Index came from consumer discretionary, communications services and healthcare. All sectors of the Index declined, with the exception of the energy sector, which posted a modest gain for the year.

The Fund underperformed its benchmark primarily due to the impacts of Fair Value Pricing and due to expenses incurred by the Fund.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures had a negative impact on relative results.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® MSCI Emerging Markets Equity Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the MSCI Emerging Markets Index as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 90% of its assets in the securities of the MSCI Emerging Markets Index (the “Underlying Index”) and in depositary receipts representing securities in its Underlying Index.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.
For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

	Inception	1	3	5	10
	Date	Year	Year	Year	Year
AZL® MSCI Emerging Markets Equity Index Fund (Class 1 Shares)	5/6/07	-15.31%	8.54%	1.19%	7.36%
AZL® MSCI Emerging Markets Equity Index Fund (Class 2 Shares)	5/1/06	-15.46%	8.27%	0.94%	7.09%
MSCI Emerging Markets Index (gross of withholding taxes)	5/1/06	-14.25%	9.65%	2.03%	8.39%
MSCI Emerging Markets Index (net of withholding taxes)	5/1/06	-14.58%	9.25%	1.65%	8.02%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® MSCI Emerging Markets Equity Index Fund (Class 1 Shares)	1.11%
AZL® MSCI Emerging Markets Equity Index Fund (Class 2 Shares)	1.36%

The above expense ratios are based on the current Fund prospectus dated May 1, 2018. The Manager voluntarily reduced the management fee to 0.45% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.85% for Class 1 Shares and 1.10% for Class 2 Shares through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, an unmanaged free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. The Indexes do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MSCI Emerging Markets Equity Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MSCI Emerging Markets Equity Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL MSCI Emerging Markets Equity Index Fund, Class 1	$1,000.00	$912.40	$2.89	0.60%

AZL MSCI Emerging Markets Equity Index Fund, Class 2	$1,000.00	$911.90	$4.10	0.85%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL MSCI Emerging Markets Equity Index Fund, Class 1	$1,000.00	$1,022.18	$3.06	0.60%

AZL MSCI Emerging Markets Equity Index Fund, Class 2	$1,000.00	$1,020.92	$4.33	0.85%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Financials	24.6%

Information Technology	14.5

Telecommunication Services	13.8

Consumer Discretionary	10.4

Energy	7.9

Materials	7.6

Consumer Staples	6.8

Industrials	5.1

Real Estate	3.1

Health Care	3.0

Utilities	2.6

Total Common Stocks and Preferred Stocks	99.4

Rights	— ^

Short-Term Securities Held as Collateral for Securities on Loan	0.6

Money Markets	0.1

Total Investment Securities	100.1

Net other assets (liabilities)	(0.1)

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks (97.0%):
Aerospace & Defense (0.1%):
23,219	Aselsan Elektronik Sanayi Ve Ticaret AS	$105,674
139,000	AviChina Industry & Technology Co., Ltd., Class H	87,597
45,601	Embraer SA	255,110
4,568	Korea Aerospace Industries, Ltd.*	130,091

		578,472

Air Freight & Logistics (0.0%)†:
1,279	Hyundai Glovis Co., Ltd.	147,377
183,000	Sinotrans, Ltd.	78,749

		226,126

Airlines (0.2%):
126,000	Air China, Ltd.	108,631
89,500	AirAsia Berhad	64,175
188,000	China Airlines, Ltd.	67,399
39,299	China Eastern Airlines Corp., Ltd.	27,350
126,000	China Southern Airlines Co., Ltd., Class H	77,012
151,410	Eva Airways Corp.	77,960
5,453	InterGlobe Aviation, Ltd.	91,166
3,195	Korean Air Lines Co., Ltd.	94,485
21,063	Latam Airlines Group SA	210,591
28,736	Turk Hava Yollari Anonim Ortakligi*	87,514

		906,283

Auto Components (0.6%):
15,044	Bharat Forge, Ltd.	109,846
518	Bosch, Ltd.	145,632
131,000	Cheng Shin Rubber Industry Co., Ltd.	173,049
182,000	China First Capital Group, Ltd.*	103,171
37,200	Fuyao Glass Industry Group Co., Ltd., Class H	118,065
5,055	Hankook Tire Co., Ltd.	181,743
13,072	Hanon Systems	126,242
4,361	Hyundai Mobis Co., Ltd.	740,966
66,627	Motherson Sumi Systems, Ltd.	159,220
45,000	Nexteer Automotive Group, Ltd.	63,553

		1,921,487

Automobiles (2.0%):
1,315,200	Astra International Tbk PT	757,362
91,500	BAIC Motor Corp., Ltd., Class H	48,402
5,699	Bajaj Auto, Ltd.	221,658
218,000	Brilliance China Automotive Holdings, Ltd.	160,764
41,500	BYD Co., Ltd., Class H	261,589
188,000	Dongfeng Motor Corp., Class H	169,407
903	Eicher Motors, Ltd.	298,413
5,291	Ford Otomotiv Sanayi AS	49,799
336,000	Geely Automobile Holdings, Ltd.	594,762
203,000	Great Wall Motor Co., Ltd., Class H	114,957
179,200	Guangzhou Automobile Group Co., Ltd.	177,088
3,578	Hero MotoCorp, Ltd.	158,872
8,573	Hyundai Motor Co.	909,297
1,672	Hyundai Motor Co., Ltd.	105,056
17,981	Kia Motors Corp.	542,223
48,046	Mahindra & Mahindra, Ltd.	552,103
6,474	Maruti Suzuki India, Ltd.	690,489
7,500	SAIC Motor Corp., Ltd.	29,238
94,030	Tata Motors, Ltd.*	232,178

		6,073,657

Shares		Fair Value
Common Stocks, continued
Banks (15.7%):
46,058	Absa Group, Ltd.	$515,446
126,709	Abu Dhabi Commercial Bank	281,471
119,900	Agricultural Bank of China, Ltd.	62,837
1,920,000	Agricultural Bank of China, Ltd., Class A	836,587
149,364	Akbank T.A.S.	193,466
6,260	Alior Bank SA*	88,867
71,600	Alliance Bank Malaysia BHD	69,698
86,256	Alpha Bank SA*	108,219
89,500	AMMB Holdings Berhad	93,913
117,279	Axis Bank, Ltd.*	1,043,463
67,954	Banco Bradesco SA	593,565
1,647,450	Banco de Chile	235,567
2,822	Banco de Credito e Inversiones	183,447
55,789	Banco do Brasil SA	669,272
25,431	Banco Santander Brasil SA	280,212
4,100,296	Banco Santander Chile	305,593
113,116	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Class B	140,245
13,323	Bancolombia SA	124,813
28,297	Bancolombia SA	273,813
16,800	Bangkok Bank Public Co., Ltd.	104,883
2,261	Bank Handlowy w Warszawie SA	41,804
41,982	Bank Millennium SA*	99,787
35,300	Bank of Beijing Co., Ltd., Class A	28,920
5,256,000	Bank of China, Ltd.	2,258,410
57,900	Bank of China, Ltd., Class A	30,431
36,200	Bank of Communications Co., Ltd., Class A	30,607
568,000	Bank of Communications Co., Ltd., Class H	441,919
17,900	Bank of Shanghai Co., Ltd., Class A	29,255
59,366	Bank of the Philippine Islands	106,017
10,434	Bank Pekao SA	303,833
121,514	BDO Unibank, Inc.	302,946
15,577	BNK Financial Group, Inc.	102,282
2,765	Capitec Bank Holdings, Ltd.	214,384
400,344	Chang Hwa Commercial Bank	222,993
655,000	China Citic Bank Co., Ltd.	396,718
6,300,000	China Construction Bank	5,165,601
32,600	China Construction Bank Corp.	30,361
881,000	China Development Financial Holding Corp.	277,035
68,200	China Everbright Bank Co., Ltd.	36,845
136,000	China Everbright Bank Co., Ltd., Class H	58,960
21,444	China Merchants Bank Co., Ltd.	79,086
259,500	China Merchants Bank Co., Ltd.	943,869
385,800	China Minsheng Banking Corp., Ltd.	265,927
70,300	China Minsheng Banking Corp., Ltd., Class A	58,816
1,113,000	Chinatrust Financial Holding Co., Ltd.	727,032
174,000	Chongqing Rural Commercial Bank Co., Ltd.	92,877
321,400	CIMB Group Holdings Berhad	444,406
12,087	Commercial Bank of Qatar Qsc (The)	130,691
71,877	Commercial International Bank Egypt SAE	298,133
4,451	Credicorp, Ltd.	986,653
12,002	DGB Financial Group, Inc.	89,282
114,022	Dubai Islamic Bank	155,199
674,283	E.Sun Financial Holding Co., Ltd.	439,062
660,136	First Financial Holdings Co., Ltd.	428,392
261,844	Grupo Aval Acciones y Valores	80,611
169,850	Grupo Financiero Banorte SAB de C.V.	829,289

See accompanying notes to the financial statements.

4

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Banks, continued
136,092	Grupo Financiero Inbursa SAB de C.V., Class O^	$196,507
42,000	Habib Bank, Ltd.	36,485
19,311	Hana Financial Holdings Group, Inc.	626,712
40,600	Hong Leong Bank Berhad	200,326
15,800	Hong Leong Financial Group Berhad	71,038
490,910	Hua Nan Financial Holdings Co., Ltd.	278,590
26,900	Huaxia Bank Co., Ltd., Class A	28,937
155,274	ICICI Bank, Ltd.	802,450
4,611,000	Industrial & Commercial Bank of China, Class H	3,272,602
46,800	Industrial & Commercial Bank of China, Ltd., Class A	36,169
37,700	Industrial Bank Co., Ltd.	82,297
15,412	Industrial Bank of Korea (IBK)	194,070
10,639,682	Itau Corpbanca	99,394
294,161	Itausa – Investimentos Itau S.A.	916,952
79,600	Kasikornbank Public Co., Ltd.	452,971
38,800	Kasikornbank Public Co., Ltd.	220,795
25,612	KB Financial Group, Inc.	1,069,191
4,645	Komercni Banka AS	175,258
238,400	Krung Thai Bank	140,499
220,301	Malayan Banking Berhad	505,903
23,698	Masraf Al Rayan	271,303
1,057	mBank SA	120,071
34,700	MCB Bank, Ltd.	48,425
686,000	Mega Financial Holdings Co., Ltd.	576,907
55,091	Metropolitan Bank & Trust	84,804
32,671	Moneta Money Bank AS	105,494
155,419	National Bank of Abu Dhabi	596,755
25,622	Nedcor, Ltd.	488,744
14,946	OTP Bank Nyrt	603,309
20,400	Ping An Bank Co., Ltd., Class A	28,002
219,000	Postal Savings Bank of China Co., Ltd., Class H	115,034
59,180	Powszechna Kasa Oszczednosci Bank Polski SA	624,077
654,800	PT Bank Central Asia Tbk	1,184,132
172,300	PT Bank Danamon Indonesia Tbk	91,091
1,202,500	PT Bank Mandiri Tbk	616,679
525,300	PT Bank Negara Indonesia Tbk	321,452
3,642,300	PT Bank Rakyat Indonesia Tbk	930,060
193,700	Public Bank Berhad	1,159,391
7,928	Qatar Islamic Bank	331,150
30,344	Qatar National Bank	1,624,119
56,400	RHB Capital Berhad	72,132
2,138	Santander Bank Polska SA	205,914
167,593	Sberbank of Russia, ADR	1,836,820
7,820	Security Bank Corp.	23,106
29,200	Shanghai Pudong Development Bank Co., Ltd.	41,812
28,109	Shinhan Financial Group Co., Ltd.	997,574
119,900	Siam Commercial Bank Public Co., Ltd.	492,376
676,800	SinoPac Financial Holdings Co., Ltd.	225,404
82,642	Standard Bank Group, Ltd.	1,029,523
113,223	State Bank of India*	478,470
708,401	Taishin Financial Holding Co., Ltd.	299,486
319,441	Taiwan Business Bank	107,006
575,754	Taiwan Cooperative Financial Holding Co., Ltd.	329,527
507,300	TMB Bank PCL	34,239
156,832	Turkiye Garanti Bankasi AS	232,831
43,823	Turkiye Halk Bankasi AS	58,142
104,602	Turkiye Is Bankasi AS, Class C	89,803

Shares		Fair Value
Common Stocks, continued
Banks, continued
69,455	VTB Bank OJSC, GDR	$76,856
29,773	Woori Bank	416,262
115,813	Yes Bank, Ltd.	302,297

		49,111,535

Beverages (1.3%):
307,756	Ambev SA Com Npv	1,221,399
14,344	Anadolu Efes Biracilik ve Malt Sanayii AS	55,924
28,489	Arca Continental SAB de C.V.	159,353
104,000	China Resources Enterprises, Ltd.	360,396
36,517	Coca-Cola Femsa	221,766
10,230	Compania Cervecerias Unidas SA	131,506
18,016	Embotelladora Andina SA	67,399
128,772	Fomento Economico Mexicano S.A.B. de C.V.	1,107,498
1,900	Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	26,185
1,072	Kweichow Moutai Co., Ltd.	92,034
22,000	Tsingtao Brewery Co., Ltd., Class H	88,949
18,855	United Spirits, Ltd.*	171,484
7,300	Wuliangye Yibin Co., Ltd.	54,045

		3,757,938

Biotechnology (0.7%):
92,000	3SBio, Inc.	116,594
5,491	Celltrion, Inc.*	1,091,462
290	Medy-Tox, Inc.	149,936
4,022	Sillajen, Inc.*	266,647
11,000	Taimed Biologics, Inc.*	58,662
962	Viromed Co., Ltd.*	220,196

		1,903,497

Building Products (0.0%)†:
427	KCC Corp.	118,055

Capital Markets (1.2%):
134,327	B3 SA- Brasil Bolsa Balcao	929,298
685,000	China Cinda Asset Management Co., Ltd., Class H	166,554
56,000	China Ding Yi Feng Holdings, Ltd.*	149,912
64,000	China Everbright, Ltd.	112,707
217,500	China Galaxy Securities Co.	97,561
726,000	China Huarong Asset Management Co., Ltd., Class H	131,621
74,800	China International Capital Corp., Ltd.	139,318
144,500	Citic Securities Co., Ltd., Class A	249,946
12,800	Citic Securities Co., Ltd., Class A	29,710
27,277	Daewoo Securities Co., Ltd.	159,186
102,400	GF Securities Co., Ltd.	139,105
15,400	GF Securities Co., Ltd., Class A	28,539
7,400	Guotai Junan Securities Co., Ltd.	16,577
232,400	Haitong Securities Co., Ltd.	220,649
6,400	Huatai Securities Co., Ltd., Class A	15,172
98,000	Huatai Securities Co., Ltd., Class H	155,624
15,336	Investec, Ltd.	84,430
2,818	Korea Investment Holdings Co., Ltd.	149,600
9,973	NH Investment & Securities Co., Ltd.	116,273
1,631	Noah Holdings Limited, ADR*	70,655
10,223	Reinet Investments SCA	155,530
4,574	Samsung Securities Co., Ltd.	128,848
88,300	Shenwan Hongyuan Group Co., Ltd.	52,530
96,161	The Moscow Exchange	112,103
686,000	Yuanta Financial Holding Co., Ltd.	343,439

		3,954,887

See accompanying notes to the financial statements.

5

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Chemicals (2.4%):
19,208	Asian Paints, Ltd.	$378,524
235,000	Formosa Chemicals & Fibre Corp.	796,221
289,000	Formosa Plastics Corp.	941,962
6,038	Hanwha Chemical Corp.	108,724
123,400	Indorama Ventures PCL	205,273
1,295	Kumho Petrochemical Co., Ltd.	101,130
2,994	LG Chem, Ltd.	927,363
540	LG Chem, Ltd.	94,400
1,158	Lotte Chemical Corp.	286,809
71,849	Mexichem SAB de C.V.	182,513
344,000	Nan Ya Plastics Corp.	844,693
1,183	OCI Co., Ltd.	112,837
51,390	Petkim Petrokimya Holding AS	48,950
163,900	Petronas Chemicals Group Berhad	368,316
9,523	Phosagro OAO, GDR	121,263
7,974	Pidilite Industries, Ltd.	126,311
160,600	PTT Global Chemical Public Co., Ltd.	350,941
36,347	Sasol, Ltd.	1,076,978
240,000	Sinopec Shanghai Petrochemical Co., Ltd., Class H	104,423
8,191	Sociedad Quimica y Minera de Chile SA	322,479
23,000	UPL, Ltd.	249,446

		7,749,556

Commercial Services & Supplies (0.1%):
230,222	China Everbright International, Ltd.	204,891
58,000	Country Garden Services Holdings Co., Ltd.*	91,288
929	S1 Corp.	83,663

		379,842

Communications Equipment (0.0%)†:
35,000	BYD Electronic International Co., Ltd.	43,454
53,200	ZTE Corp., Class H	99,219

		142,673

Construction & Engineering (0.8%):
316,000	China Communications Construction Co., Ltd.	296,856
19,498	China Railway Construction Corp., Ltd., Class A	31,150
116,500	China Railway Construction Corp., Ltd., Class H	161,819
248,000	China Railway Group, Ltd.	226,491
37,100	China State Construction Engineering Corp., Ltd.	31,026
124,000	China State Construction International Holdings, Ltd.	98,085
1,453	Daelim Industrial Co., Ltd.	133,176
8,837	Daewoo Engineering & Construct*	42,531
159,200	Gamuda Berhad	89,951
3,522	GS Engineering & Construction Corp.	137,408
1,359	HDC Hyundai Development Co.-Engineering & Construction*	58,458
4,835	Hyundai Engineering & Construction Co., Ltd.	235,312
226,800	IJM Corporation Berhad	88,760
30,454	Larsen & Toubro, Ltd.	626,080
71,700	Metallurgical Corp. of China, Ltd.	32,463
10,614	Samsung Engineering Co., Ltd.*	166,428
98,500	Sinopec Engineering Group Co., Ltd.	80,432

		2,536,426

Construction Materials (1.2%):
41,230	Ambuja Cements, Ltd.	132,824
5,500	Anhui Conch Cement Co., Ltd., Class A	23,579
84,000	Anhui Conch Cement Co., Ltd., Class H	403,091

Shares		Fair Value
Common Stocks, continued
Construction Materials, continued
137,000	Asia Cement Corp.	$150,120
31,885	Cementos Argos SA	68,388
995,933	Cemex SAB de C.V.*	481,548
270,000	China National Buildings Material Co., Ltd.	182,918
172,000	China Resources Cement Holdings, Ltd.	152,900
23,351	Grasim Industries, Ltd.	275,728
20,102	Grupo Argos SA	104,692
969	POSCO Chemtech Co., Ltd.	54,988
126,300	PT Indocement Tunggal Prakarsa Tbk	162,064
203,800	PT Semen Indonesia (Persero) Tbk	162,984
588	Shree Cement, Ltd.	145,194
8,700	Siam Cement PCL	116,396
311,700	Taiwan Cement Corp.	358,402
16,000	The Siam Cement Public Co., Ltd.	214,063
3,113	Titan Cement Co. SA	69,149
6,471	Ultra Tech Cement, Ltd.	369,262

		3,628,290

Consumer Finance (0.2%):
11,721	Bajaj Finance, Ltd.	441,953
19,290	Mahindra & Mahindra Financial Services	130,969
50,000	Muangthai Capital PCL, Class R	75,131
2,510	Samsung Card Co., Ltd.	77,732
10,453	Shriram Transport Finance	185,082

		910,867

Containers & Packaging (0.1%):
48,975	Klabin SA	200,687

Diversified Consumer Services (0.5%):
85,731	Kroton Educacional SA	196,226
9,228	New Oriental Education & Technology Group, Inc., ADR*	505,787
23,058	TAL Education Group, ADR*	615,187

		1,317,200

Diversified Financial Services (1.2%):
17,880	Ayala Corp.	306,020
72,420	Chailease Holding Co., Ltd.	226,561
135,000	Far East Horizon, Ltd.	136,142
220,845	FirstRand, Ltd.	1,008,753
410,000	Fubon Financial Holdings Co., Ltd.	625,093
9,452	Grupo de Inversiones Surameric	90,529
12,163	Grupo de Inversiones Suramericana SA	120,394
7,257	GT Capital Holdings, Inc.	134,550
50,558	Haci Omer Sabanci Holding AS	71,822
1,147,800	Metro Pacific Investments Corp.	101,275
10,154	PSG Group, Ltd.	173,197
51,118	REC, Ltd.	89,195
33,450	Remgro, Ltd.	453,854
44,396	RMB Holdings, Ltd.	243,034

		3,780,419

Diversified Telecommunication Services (1.5%):
23,942	Bharti Infratel, Ltd.	88,877
132,000	China Communications Services Corp., Ltd.	109,535
914,000	China Telecom Corp., Ltd., Class H	465,118
2,400,000	China Tower Corp., Ltd., Class H*	452,387
394,000	China Unicom Hong Kong, Ltd.	418,506
229,000	Chunghwa Telecom Co., Ltd.	841,061

See accompanying notes to the financial statements.

6

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Diversified Telecommunication Services, continued
126,784	Emirates Telecommunications Group Co. PJSC	$586,241
20,148	Hellenic Telecommunications Organization SA (OTE)	219,719
6,985	LG Uplus Corp.	110,325
6,681	Ooredoo Qsc	137,633
45,417	Orange Polska SA*	58,124
3,307,800	PT Telekomunikasi Indonesia Tbk	863,772
173,600	PT Tower Bersama Infrastructure Tbk	43,493
30,725	Telefonica Brasil	366,531
78,100	Telekom Malaysia Berhad	50,338
18,236	Telkom SA SOC, Ltd.	80,167
681,200	True Corp. PCL	108,655

		5,000,482

Electric Utilities (1.1%):
15,700	Centrais Eletricas Brasileiras S.A*	114,125
14,284	Centrais Eletricas Brasileiras S.A*	89,310
11,133	CEZ	265,769
51,451	Companhia Energetica de Minas Gerais, ADR	184,014
2,011,135	ENEL Americas SA	355,250
2,081,892	ENEL Chile SA	201,030
11,911	Equatorial Energia SA	229,165
2,025,679	Inter Rao Ues PJSC	113,104
18,720	Interconexion Electrica SA ESP	80,649
16,290	Korea Electric Power Corp., Ltd.	483,080
60,825	PGE SA*	163,331
107,549	Power Grid Corp. of India, Ltd.	306,099
76,751	Tata Power Co., Ltd.	84,187
203,800	Tenega Nasional Berhad	668,913

		3,338,026

Electrical Equipment (0.2%):
33,350	Elswedy Cables Holding Co.	33,484
447,500	Fullshare Holdings, Ltd.	102,562
17,292	Havells India, Ltd.	171,365
286,000	Shanghai Electric Group Co., Ltd., Class H	91,051
13,900	Xinjiang Goldwind Science & Technology Co., Ltd.	20,207
33,600	Zhuzhou CRRC Times Electric Co., Ltd., Class H	186,545

		605,214

Electronic Equipment, Instruments & Components (2.2%):
50,000	AAC Technologies Holdings, Inc.	287,433
561,000	AU Optronics Corp.	222,722
35,300	Delta Electronics Thai PCL	75,400
133,000	Delta Electronics, Inc.	556,849
59,000	Foxconn Technology Co., Ltd.	116,333
16,200	Hangzhou Hikvision Digital-A	61,208
848,000	Hon Hai Precision Industry Co., Ltd.	1,957,349
621,000	Innolux Corp.	196,775
44,000	Kingboard Holdings, Ltd.	116,296
55,500	Kingboard Laminates Holdings, Ltd.	45,887
6,000	Largan Precision Co., Ltd.	628,871
15,960	LG Display Co., Ltd.	256,998
1,006	LG Innotek Co., Ltd.	77,374
3,819	Samsung Electro-Mechanics Co., Ltd., Series L	357,016
3,573	Samsung SDI Co., Ltd.	696,681
48,600	Sunny Optical Technology Group Co., Ltd.	426,430
100,000	Synnex Technology International Corp.	117,428
18,000	Walsin Technology Corp.	90,678
118,960	WPG Holdings, Ltd.	142,482

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
17,377	Yageo Corp.	$177,461
26,000	Zhen Ding Technology Holding, Ltd.	67,974

		6,675,645

Energy Equipment & Services (0.1%):
94,000	China Oilfield Services, Ltd.	80,334
222,100	Dialog Group Berhad	166,811

		247,145

Entertainment (0.6%):
860,000	Alibaba Pictures Group, Ltd.*^	144,153
4,048	CD Projekt SA*	157,305
1,186	Ncsoft Corp.	496,946
5,029	NetEase, Inc., ADR	1,183,676
1,721	Netmarble Corp.	171,530
281	Pearl Abyss Corp.*	52,462

		2,206,072

Equity Real Estate Investment Trusts (0.4%):
232,182	Fibra UNO Amdinistracion SA	258,206
65,874	Fortress REIT, Ltd., Class A	83,709
66,232	Fortress REIT, Ltd., Class B	66,794
187,245	Growthpoint Properties, Ltd.	302,896
16,836	Hyprop Investments, Ltd.	95,494
385,942	Redefine Properties, Ltd.	260,169
20,451	Resilient REIT, Ltd.	81,123

		1,148,391

Food & Staples Retailing (1.9%):
27,300	Atacadao Distribuicao Comercio e Industria, Ltd.	127,437
8,552	Avenue Supermarts, Ltd.*	196,851
69,700	Berli Jucker PCL	108,482
536	BGF Retail Co., Ltd.	98,005
21,501	Bid Corp., Ltd.	395,994
14,429	BIM Birlesik Magazalar AS	237,685
102,597	Cencosud SA	185,860
17,421	Clicks Group, Ltd.	231,656
331,500	CP All PCL	697,441
1,463	E-Mart Co., Ltd.	238,629
1,911	GS Retail Co., Ltd.	69,351
24,369	Magnit OJSC, Registered Shares, GDR	310,227
25,356	Pickn Pay Stores, Ltd.	119,745
39,000	President Chain Store Corp.	394,049
13,924	Raia Drogasil SA	205,341
30,077	Shoprite Holdings, Ltd.	396,367
154,500	Sun Art Retail Group, Ltd.	157,734
12,481	The Spar Group, Ltd.	180,500
354,902	Wal-Mart de Mexico SAB de C.V.	902,798
8,189	X5 Retail Group NV, GDR	202,930

		5,457,082

Food Products (1.7%):
35,997	BRF-Brasil Foods SA*	203,704
3,342	Britannia Industries, Ltd.	148,879
182,700	Charoen Pokphand Foods Public Co., Ltd.	138,176
280,000	China Huishan Dairy Holdings Co., Ltd.*^(a)	715
191,000	China Mengniu Dairy Co., Ltd.	590,445
577	CJ CheilJedang Corp.	170,554
150,000	Dali Foods Group Co., Ltd.	110,624
3,700	Foshan Haitian Flavouring & Food Co., Ltd.	37,034

See accompanying notes to the financial statements.

7

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Food Products, continued
15,800	Genting Plantations Berhad	$37,631
13,566	Gruma, SAB de C.V., Class B	153,192
114,023	Grupo Bimbo SAB de C.V., Series A	227,491
7,800	Inner Mongolia Yili Indsutrial Group Co., Ltd.	26,124
128,600	IOI Corp. Berhad	138,654
54,024	JBS SA	161,572
25,700	Kuala Lumpur Kepong Berhad	153,678
7,200	M Dias Branco SA	79,519
1,568	Nestle India, Ltd.	249,359
4,000	Nestle Malaysia Bhd	142,625
1,487	Orion Corp./ Republic of Korea	159,660
84	Ottogi Corp.	54,495
37,280	PPB Group Berhad	158,586
499,300	PT Charoen Pokphand Indonesia Tbk	251,407
161,400	PT Indofood CBP Sukses Makmur Tbk	117,442
331,900	PT Indofood Sukses Makmur Tbk	172,270
172,400	Sime Darby Plantation Bhd	197,558
17,000	Standard Foods Corp.	27,393
128,100	Thai Union Frozen Products PCL	63,825
11,067	Tiger Brands, Ltd.^	211,158
146,000	Tingyi (Caymen Is) Holding Corp.	193,403
67,000	Uni-President China Holdings, Ltd.	57,862
329,000	Uni-President Enterprises Corp.	744,616
56,950	Universal Robina Corp.	137,548
367,000	Want Want China Holdings, Ltd.	255,323
23,000	Yihai International Holding, Ltd.	56,000

		5,628,522

Gas Utilities (0.6%):
36,500	Beijing Enterprises Holdings, Ltd.	192,364
118,800	China Gas Holdings, Ltd.	420,384
54,000	China Resources Gas Group, Ltd.	212,561
52,100	ENN Energy Holdings, Ltd.	459,388
53,716	GAIL India, Ltd.	276,793
32,977	Infraestructura Energetica Nova, SAB de C.V.	122,557
1,962	Korea Gas Corp.*	84,923
47,800	Petronas Gas Berhad	221,855
755,000	PT Perusahaan Gas Negara Tbk	111,298

		2,102,123

Health Care Equipment & Supplies (0.1%):
90,700	Hartalega Holdings Berhad	135,074
132,000	Shandong Weigao Group Medical Polymer Co., Ltd., Class H	106,091
96,200	Top Glove Corp. Berhad	130,714

		371,879

Health Care Providers & Services (0.5%):
236,200	Bangkok Dusit Medical Services Public Co., Ltd.	180,563
19,800	Bumrungrad Hospital PCL	113,929
3,061	Celltrion Healthcare Co., Ltd.*	205,850
167,600	IHH Healthcare Berhad	217,549
86,850	Life Healthcare Group Holdings Pte, Ltd.	158,745
84,664	Netcare, Ltd.	155,074
43,100	Shanghai Pharmaceuticals Holding Co., Ltd.	87,268
20,700	Shanghai Pharmaceuticals Holding Co., Ltd.	51,221
82,400	Sinopharm Group Co., Series H	345,048

		1,515,247

Shares		Fair Value
Common Stocks, continued
Health Care Technology (0.1%):
244,000	Alibaba Health Information Technology, Ltd.*	$195,895

Hotels, Restaurants & Leisure (0.7%):
3,500	China International Travel Service Corp., Ltd., Class A	30,660
152,800	Genting Berhard	225,826
215,100	Genting Malaysia Berhad	157,390
9,099	Huazhu Group, Ltd., ADR	260,505
30,290	Jollibee Foods Corp.	168,079
8,118	Kangwon Land, Inc.	232,720
170,500	Minor International PCL	178,348
15,544	OPAP SA	135,004
24,234	Yum China Holdings, Inc.	812,566

		2,201,098

Household Durables (0.4%):
16,369	Arcelik AS	48,675
3,126	Coway Co., Ltd.	207,413
5,299	Gree Electric Appliances, Inc. of Zhuhai, Class A*	27,677
83,000	Haier Electronics Group Co., Ltd.	202,425
6,714	LG Electronics, Inc.	377,556
11,000	Midea Group Co., Ltd.-A	59,400
10,000	Nien Made Enterprise Co., Ltd.	76,092
104,000	Tatung Co., Ltd.*	86,951

		1,086,189

Household Products (0.5%):
42,236	Hindustan Unilever, Ltd.	1,099,048
107,952	Kimberl- Clark de Mexico SAB de C.V.^	171,973
104,500	PT Unilever Indonesia Tbk	330,664

		1,601,685

Independent Power and Renewable Electricity Producers (0.5%):
107,100	Aboitiz Power Corp.	71,487
858,000	Cgn Power Co., Ltd., Class H	202,980
227,000	China Longyuan Power Group Corp.	153,296
41,500	China National Nuclear Power Co., Ltd.	31,839
142,000	China Resources Power Holdings Co.	272,050
23,400	China Yangtze Power Co., Ltd.	54,247
546,185	Colbun SA	109,749
8,800	Electricity Genera PCL	67,084
14,125	Engie Brasil Energia SA	120,354
28,900	Glow Energy PCL	78,801
30,000	Gulf Energy Development PCL, Class R	75,023
294,000	Huaneng Power International, Inc., Class H	185,913
396,000	Huaneng Renewables Corp., Ltd.	105,617
135,038	NTPC, Ltd.	288,630

		1,817,070

Industrial Conglomerates (1.7%):
141,120	Aboitiz Equity Ventures, Inc.	148,154
175,934	Alfa SAB de C.V., Class A	209,443
254,400	Alliance Global Group, Inc.	57,669
22,728	Bidvest Group, Ltd.	328,002
407,000	Citic, Ltd.	634,930
713	CJ Corp.	77,495
275,700	DMCI Holdings, Inc.	67,126
215,000	Far Eastern New Century Corp.	193,452
192,500	Fosun International, Ltd.	281,635
34,601	Grupo Carso SAB de C.V.	123,961

See accompanying notes to the financial statements.

8

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Industrial Conglomerates, continued
3,352	Hanwha Corp.	$93,880
41,000	Hap Seng Consolidated Berhad	97,657
12,285	Industries Qatar Q.S.C.	450,410
184,960	JG Summit Holdings, Inc.	195,903
45,810	KOC Holdings AS	122,581
6,434	LG Corp.	403,379
2,365	Lotte Corp.*	111,597
4,781	Samsung C&T Corp.	453,442
32,000	Shanghai Industrial Holdings, Ltd.	64,502
169,500	Sime Darby Berhad	98,631
2,148	SK C&C Co., Ltd.	500,005
16,840	SM Investments Corp.	293,804
54,505	Turkiye Sise ve Cam Fabrikalari AS	58,251

		5,065,909

Insurance (3.7%):
2,665	Bajaj Finserv, Ltd.	246,461
42,185	BB Seguridade Participacoes SA	300,334
534,000	Cathay Financial Holding Co., Ltd.	812,736
157,134	China Life Insurance Co., Ltd.	141,822
492,000	China Life Insurance Co., Ltd.	1,040,464
6,000	China Pacific Insurance Group Co., Ltd., Class A	24,958
173,200	China Pacific Insurance Group Co., Ltd., Class H	557,051
112,000	China Taiping Insurance Holdings Co., Ltd.	304,314
3,216	DB Insurance Co., Ltd.	202,889
21,517	Discovery, Ltd.	237,963
23,816	Hanwha Life Insurance Co., Ltd.	89,912
4,525	Hyundai Marine & Fire Insurance Co., Ltd.	166,459
2,277	IRB Brasil Resseguros SA	49,038
7,924	Liberty Holding, Ltd.	60,595
50,823	MMI Holdings, Ltd.*	60,514
52,100	New China Life Insurance Co., Ltd.	204,972
4,500	New China Life Insurance Co., Ltd., Class A	27,818
336,066	Old Mutual, Ltd.	522,975
543,000	People’s Insurance Co. Group of China, Ltd. (The)	216,673
448,000	Picc Property & Casuality Co., Ltd., Class H	456,132
10,700	Ping An Insurance Group Co. of China, Ltd.	87,865
340,000	Ping An Insurance Group Co. of China, Ltd.	2,985,590
5,556	Porto Seguro SA	74,767
43,035	Powszechny Zaklad Ubezpieczen SA	506,239
12,775	Qatar Insurance Co.	125,789
50,425	Rand Merchant Investment Holdings, Ltd.	127,391
1,991	Samsung Fire & Marine Insurance Co., Ltd.	480,106
4,772	Samsung Life Insurance Co., Ltd.	348,671
115,708	Sanlam, Ltd.	643,303
726,898	Shin Kong Financial Holdings Co., Ltd.	210,691
14,112	Sul America SA	104,148

		11,418,640

Interactive Media & Services (6.5%):
6,339	58.com, Inc., ADR*	343,637
4,038	Autohome, Inc., ADR	315,893
18,214	Baidu, Inc., ADR*	2,888,739
3,373	Daum Kakao Corp.	309,939
9,897	Momo, Inc., ADR*	235,054
9,172	NHN Corp.	999,450
4,498	SINA Corp.*	241,273
372,700	Tencent Holdings, Ltd.	14,774,408

Shares		Fair Value
Common Stocks, continued
Interactive Media & Services, continued
3,767	Weibo Corp., ADR*^	$220,106
3,336	YY, Inc., ADR*	199,693

		20,528,192

Internet & Direct Marketing Retail (4.4%):
84,825	Alibaba Group Holding, Ltd., ADR*	11,626,963
8,004	B2W Cia Digital*	86,788
2,123	Baozun, Inc., ADR*^	62,013
744	CJ ENM Co., Ltd.	134,374
26,875	Ctrip.com International, ADR*	727,238
47,683	JD.com, Inc., ADR*	998,005
31,768	Vipshop Holdings, Ltd., ADR*	173,453

		13,808,834

IT Services (1.9%):
76,993	Cielo SA	176,623
3,466	Gds Holdings, Ltd., ADR*^	80,030
35,271	HCL Technologies, Ltd.	486,355
225,492	Infosys, Ltd.	2,130,428
2,357	Samsung SDS Co., Ltd.	429,767
59,685	Tata Consultancy Services, Ltd.	1,619,547
31,893	Tech Mahindra, Ltd.	330,115
68,000	Travelsky Technology, Ltd., Series H	173,088
69,308	Wipro, Ltd.	327,744

		5,753,697

Leisure Products (0.0%)†:
18,000	Giant Manufacturing Co., Ltd.	84,131
2,186	HLB, Inc.*	155,289

		239,420

Life Sciences Tools & Services (0.2%):
1,802	Divi’s Laboratories, Ltd.	38,197
44,000	Genscript Biotech Corp.*	58,345
1,127	Samsung Biologics Co., Ltd.*	392,226
33,500	Wuxi Biologics Cayman, Inc.*	211,963

		700,731

Machinery (0.7%):
8,000	AirTac International Group	77,133
78,790	Ashok Leyland, Ltd.	115,340
114,000	China Conch Venture Holdings, Ltd.	337,791
51,399	CRRC Corp., Ltd., Class A	67,936
241,000	CRRC Corp., Ltd., Class H	234,158
1,338	Daewoo Shipbuilding & Marine Engineering Co., Ltd.*	41,133
3,406	Doosan Bobcat, Inc.	95,907
44,000	Haitian International Holdings, Ltd.	84,269
13,090	Hiwin Technologies Corp.	92,595
2,586	Hyundai Heavy Industries Co.*	296,182
669	Hyundai Heavy Industries Holdings Co., Ltd.*	207,099
29,830	Samsung Heavy Industries Co., Ltd., Class R*	197,075
35,500	Sinotruk Hong Kong, Ltd.^	53,705
56,939	WEG SA	257,712
132,000	Weichai Power Co., Ltd., Class H	149,695

		2,307,730

Marine (0.0%)†:
203,000	Cosco Shipping Holdings Co., Ltd.*	76,003
150,815	Evergreen Marine Corp. (Taiwan), Ltd.	58,478
70,400	MISC Berhad	114,269

		248,750

See accompanying notes to the financial statements.

9

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Media (2.1%):
4,891	Cheil Worldwide, Inc.	$98,627
14,200	China Literature, Ltd.*^	65,246
20,222	Cyfrowy Polsat SA*	121,812
166,932	Grupo Televisa SAB	419,798
28,699	Naspers, Ltd.	5,715,153
404,000	PT Surya Citra Media Tbk	52,543
30,612	ZEE Entertainment Enterprises, Ltd.	208,326

		6,681,505

Metals & Mining (3.2%):
172,767	Alrosa PAO	245,221
288,000	Aluminum Corp. of China, Ltd.*	92,084
58,000	Angang Steel Co., Ltd.	39,671
3,733	Anglo American Platinum, Ltd.	139,700
28,236	AngloGold Ashanti, Ltd.	357,019
25,400	Baoshan Iron & Steel Co., Ltd., Class A	24,029
121,000	China Hongqiao Group, Ltd.	68,486
210,000	China Molybdenum Co., Ltd., Class H	76,309
46,000	China Oriental Group Co., Ltd.	27,125
826,000	China Steel Corp.	651,898
13,010	Cia de Minas Buenaventura SA, ADR	211,022
43,200	Companhia Siderurgica Nacional SA (CSN)	98,544
81,505	Eregli Demir ve Celik Fabrikalari T.A.S.	110,610
52,662	Gold Fields	182,777
237,053	Grupo Mexico SAB de C.V., Series B	489,482
79,430	Hindalco Industries, Ltd.	256,396
5,176	Hyundai Steel Co.	209,195
9,186	Industrias Penoles SAB de C.V.	112,208
3,269	Jastrzebska Spolka Weglowa SA*	58,706
86,000	Jiangxi Copper Co., Ltd.	100,862
56,780	JSW Steel, Ltd.	249,483
8,941	KGHM Polska Miedz SA*	212,852
530	Korea Zinc Co.	205,110
4,432	Kumba Iron Ore, Ltd.^	87,417
153,767	Magnitogorsk Iron & Steel Works PJSC	94,786
4,238	MMC Norilsk Nickel PJSC	795,313
132,000	MMG, Ltd.*	56,160
77,152	Novolipetsk Steel PJSC	174,799
1,838	Polyus PJSC	142,821
5,146	POSCO	1,126,548
90,100	Press Metal Aluminium Holdings Bhd	105,441
11,606	Severstal	157,500
5,944	Southern Copper Corp.	182,897
24,827	Tata Steel, Ltd.	184,598
209,332	Vale SA	2,754,866
86,950	Vedanta, Ltd.	250,824
486,000	Zijin Mining Group Co., Ltd.	183,700

		10,516,459

Multiline Retail (0.5%):
12,985	El Puerto de Liverpool SAb de C.V.	83,391
805	Hyundai Department Store Co., Ltd.	65,084
48,621	Lojas Renner SA	531,967
691	Lotte Shopping Co., Ltd.	130,363
5,168	Magazine Luiza SA	241,470
34,100	Robinson Department Store Public Co., Ltd.	66,420
40,029	S.A.C.I. Falabella	293,752
566	Shinsegae Department Store Co.	129,266

Shares		Fair Value
Common Stocks, continued
Multiline Retail, continued
67,002	Woolworths Holdings, Ltd.	$255,665

		1,797,378

Multi-Utilities (0.1%):
3,491	Qatar Electricity & Water Co.	177,179
236,964	YTL Corporation Berhad	57,849

		235,028

Oil, Gas & Consumable Fuels (7.8%):
133,700	Banpu Public Co., Ltd.	60,704
51,587	Bharat Pertoleum Corp., Ltd.	267,503
30,900	China Petroleum & Chemical Corp., Class A	22,836
1,692,000	China Petroleum & Chemical Corp., Class H	1,208,973
221,500	China Shenhua Energy Co., Ltd.	482,479
1,169,000	CNOOC, Ltd.	1,791,100
46,054	Coal India, Ltd.	158,821
12,036	Cosan sa industria e Comercio	103,921
299,839	Ecopetrol SA	244,399
24,802	Empresas Copec SA	297,810
79,400	Energy Absolute Public Co., Ltd.	103,877
16,959	Exxaro Resources, Ltd.	162,861
83,000	Formosa Petrochemical Corp.	292,042
719,809	Gazprom PJSC	1,590,224
6,397	Grupa Lotos SA	151,287
3,320	GS Holdings	153,356
41,744	Hindustan Petroleum Corp., Ltd.	151,600
97,757	Indian Oil Corp., Ltd.	191,648
89,300	Inner Mongolia Yitai Coal Co., Ltd.	105,504
755,300	IRPC PCL	133,640
206,000	Kunlun Energy Co., Ltd.	216,950
32,749	LUKOIL PJSC	2,355,267
24,055	MOL Hungarian Oil And Gas PLC	264,256
6,174	NovaTek OAO, Registered Shares, GDR	1,054,303
46,100	Oil & Gas Development Co., Ltd.	42,529
92,726	Oil & Natural Gas Corp., Ltd.	198,891
1,432,000	PetroChina Co., Ltd., Class H	885,401
256,866	Petroleo Brasileiro SA*	1,503,296
192,950	Petroleo Brasileiro SA	1,264,658
15,500	Petronas Dagangan Berhad	99,322
41,614	Petronet LNG, Ltd.	133,442
19,132	Polski Koncern Naftowy Orlen SA	553,654
125,473	Polskie Gornictwo Naftowe i Gazownictwo SA	232,010
996,300	PT Adaro Energy Tbk	84,180
115,300	PT United Tractors Tbk	219,495
95,800	PTT Exploration & Production PCL	333,222
670,000	PTT PCL	944,952
185,264	Reliance Industries, Ltd.	2,983,073
76,360	Rosneft Oil Co., Registered Shares, GDR	471,286
4,174	SK Energy Co., Ltd.	669,434
3,071	S-Oil Corp.	267,977
477,980	Surgutneftegas PJSC	184,364
430,482	Surgutneftegas Prefernce	241,104
103,626	Tatneft PJSC	1,100,523
81,200	Thai Oil Public Co., Ltd.	165,004
7,686	Tupras-Turkiye Petrol Rafine	169,778
24,592	Ultrapar Participacoes SA	337,598
130,000	Yanzhou Coal Mining Co.	104,226

		24,754,780

See accompanying notes to the financial statements.

10

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Paper & Forest Products (0.6%):
71,055	Empresas CMPC SA	$226,018
16,957	Fibria Celulose SA	295,794
190,700	Indah Kiat Pulp & Paper Corp Tbk PT	153,165
82,000	Lee & Man Paper Manufacturing, Ltd.	69,009
7,179	Mondi, Ltd.	154,419
134,000	Nine Dragons Paper Holdings, Ltd.	122,932
70,200	Pabrik Kertas Tjiwi Kimia Tbk PT	54,311
34,838	Sappi, Ltd.	198,223
30,065	Suzano Papel e Celulose SA	295,429

		1,569,300

Personal Products (0.7%):
2,177	Amorepacific Corp.	406,481
635	Amorepacific Corp.	58,119
1,878	Amorepacific Group	121,869
33,415	Dabur India, Ltd.	205,630
24,314	Godrej Consumer Products, Ltd.	281,585
50,500	Hengan International Group Co., Ltd.	366,290
602	LG Household & Health Care, Ltd.	594,428
148	LG Household & Health Care, Ltd.	86,870
27,460	Marico, Ltd.	146,643
12,230	Natura Cosmeticos SA	142,015

		2,409,930

Pharmaceuticals (1.4%):
26,347	Aspen Pharmacare Holdings, Ltd.	247,802
17,848	Aurobindo Pharma, Ltd.	187,122
14,212	Cadila Healthcare, Ltd.	70,787
794	Celltrion Pharm, Inc.*	45,030
113,000	China Medical System Holdings, Ltd.	105,331
320,000	China Pharmaceutical Enterprise & Investment Corp.	457,459
129,500	China Resources Pharmaceutical	169,335
172,000	China Traditional Chinese Medicine Co., Ltd.	99,439
23,195	Cipla, Ltd.	172,441
7,753	Dr Reddy’s Laboratories, Ltd.	291,695
9,570	Glenmark Pharmaceuticals, Ltd.	94,834
453	Hanmi Pharm Co., Ltd.*	188,072
917	Hanmi Science Co., Ltd.*	64,819
2,844	Hutchison China MediTech, Ltd., ADR*^	65,668
23,529	Hypera SA	183,360
3,900	Jiangsu Hengrui Medicine Co. Limited	30,133
10,100	Kangmei Pharmaceutical Co., Ltd., Class A	13,532
13,889	Lupin, Ltd.	167,758
100,500	Luye Pharma Group, Ltd.	69,268
4,924	Piramal Enterprises, Ltd.	167,456
1,473,500	PT Kalbe Farma Tbk	155,781
8,905	Richter Gedeon Nyrt	172,628
31,000	Shanghai Fosun Pharmaceutical Group Co., Ltd.	90,205
262,000	Sihuan Pharmaceutical Holdings Group, Ltd.	45,918
474,500	Sino Biopharmaceutical, Ltd.	308,959
116,000	SSY Group, Ltd.	86,244
51,215	Sun Pharmaceutical Industries, Ltd.	315,272
641	Yuhan Corp.*	117,159

		4,183,507

Professional Services (0.0%)†:
1,887	51job, Inc., ADR*	117,824

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development (2.7%):
106,000	Agile Property Holdings, Ltd.	$123,336
360,186	Aldar Properties PJSC	156,958
526,300	Ayala Land, Inc.	407,324
10,148	Barwa Real Estate Co.	111,251
57,377	BR Malls Participacoes SA	193,512
570,800	Bumi Serpong Damai Tbk PT*	49,978
87,800	Central Pattana PCL	201,273
170,000	China Evergrande Group^	505,153
12,400	China Merchants Shekou Industrial Zone Holdings Co., Ltd., Class A	31,307
256,000	China Overseas Land & Investment, Ltd.	881,143
180,000	China Resources Land, Ltd.	687,295
18,300	China Vanke Co., Ltd., Class A	63,839
71,800	China Vanke Co., Ltd., Class H	241,732
222,000	CIFI Holdings Group Co., Ltd.	116,837
520,000	Country Garden Holdings Co., Ltd.	626,432
120,230	DAMAC Properties Dubai Co. PJSC	49,460
206,650	Emaar Malls PJSC	100,532
250,985	Emaar Properties PJSC	282,368
64,021	Ezdan Holding Group*	228,148
366,000	Franshion Properties China, Ltd.	163,338
152,000	Future Land Development Holdings, Ltd.	102,973
45,000	Greentown China Holdings, Ltd.	33,475
64,800	Guangzhou R&F Properties Co., Ltd., Class H	97,063
61,000	Highwealth Construction Corp.	89,395
109,100	IOI Properties Group Bhd	40,699
74,000	Jiayuan International Group, Ltd.	136,710
116,000	Kaisa Group Holdings, Ltd.	36,699
69,500	KWG Group Holdings, Ltd.	60,865
76,000	Logan Property Holdings Co., Ltd.	94,574
101,000	Longfor Properties Co., Ltd.	302,384
770,000	Megaworld Corp.	69,553
20,178	Multiplan Empreendimentos Imobiliarios SA	126,578
25,830	NEPI Rockcastle PLC	202,830
18,100	Poly Real Estate Group Co., Ltd., Class A	31,052
1,266,300	PT Pakuwon Jati Tbk	54,608
41,040	Ruentex Development Co., Ltd.	59,824
91,100	Shanghai Lujiazue	116,107
75,500	Shimao Property Holdings, Ltd.	199,727
169,500	Sime Darby Property Bhd	40,849
218,500	Sino-Ocean Land Holdings, Ltd.	95,499
707,100	SM Prime Holdings, Inc.	481,377
118,500	Soho China, Ltd.*	42,307
165,000	Sunac China Holdings, Ltd.	530,655
562,000	Yuexiu Property Co., Ltd.	102,871
89,000	Yuzhou Properties Co., Ltd.	36,499

		8,406,389

Road & Rail (0.3%):
538,500	BTS Group Holdings PCL	157,863
637	CJ Logistics Corp.*	95,205
11,389	Container Corp. of India, Ltd.	112,235
22,699	Daqin Railway Co., Ltd., Class A	27,268
34,325	Localiza Rent a Car SA	263,507
74,235	Rumo SA*	325,651

		981,729

See accompanying notes to the financial statements.

11

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment (5.4%):
219,465	ASE Technology Holding Co., Ltd.	$411,549
15,000	Globalwafers Co., Ltd.	134,086
18,000	Hua Hong Semiconductor, Ltd.	32,838
97,000	MediaTek, Inc.	715,371
72,000	Nanya Technology Corp.	127,195
33,000	Novatek Microelectronics Corp.	151,411
10,000	Phison Electronics Corp.	73,325
43,000	Powertech Technology, Inc.	91,541
32,000	Realtek Semiconductor Corp.	147,279
222,800	Semiconductor Manufacturing International Corp.*	193,097
38,190	SK Hynix, Inc.	2,064,498
1,609,000	Taiwan Semiconductor Manufacturing Co., Ltd.	11,680,557
821,000	United Microelectronics Corp.	298,100
62,000	Vanguard International Semiconductor Corp.	118,057
24,000	Win Semiconductors Corp.	90,863
201,000	Winbond Electronics Corp.	87,193
248,000	Xinyi Solar Holdings, Ltd.	86,663

		16,503,623

Software (0.1%):
160,000	Kingdee International Software Group Co., Ltd.	139,496
47,000	Kingsoft Corp., Ltd.	67,915

		207,411

Specialty Retail (0.4%):
2,316	FF Group*(a)	27
651,000	GOME Retail Holdings, Ltd.*	53,775
271,400	Home Product Center Public Co., Ltd.	126,208
17,000	Hotai Motor Co., Ltd.	140,055
1,936	Hotel Shilla Co., Ltd.	131,918
8,559	Jumbo SA	124,713
17,118	Mr.Price Group, Ltd.^	292,666
24,035	Petrobras Distribuidora SA	159,394
17,100	Suning.com Co., Ltd., Class A	24,615
14,576	The Foschini Group, Ltd.	167,473
29,812	Truworths International, Ltd.	183,101
47,500	Zhongsheng Group Holdings, Ltd.	94,421

		1,498,366

Technology Hardware, Storage & Peripherals (4.4%):
203,000	Acer, Inc.	127,080
23,199	Advantech Co., Ltd.	157,869
43,000	Asustek Computer, Inc.	282,299
57,900	BOE Technology Group Co., Ltd., Class A	22,160
44,000	Catcher Technology Co., Ltd.	317,229
36,360	Chicony Electronics Co., Ltd.	73,708
262,000	Compal Electronics, Inc.	147,969
22,699	Focus Media Information Technology Co., Ltd., Class A	17,441
176,000	Inventec Corp.	125,289
17,400	Legend Holdings Corp., Class H	45,358
470,000	Lenovo Group, Ltd.	315,142
138,000	Lite-On Technology Corp.	181,302
89,500	Meitu, Inc.*	24,821
42,000	Micro-Star International Co., Ltd.	103,360
132,000	Pegatron Corp.	218,335
180,000	Quanta Computer, Inc.	307,471
314,652	Samsung Electronics Co., Ltd.	10,888,146
162,863	Wistron Corp.	100,349

		13,455,328

Shares		Fair Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods (0.7%):
75,000	Anta Sports Products, Ltd.	$356,662
1,856	CCC SA	96,407
11,220	Eclat Textile Co., Ltd.	126,404
24,000	Feng Tay Enterprise Co., Ltd.	136,308
2,419	Fila Korea, Ltd.	116,497
49,000	Formosta Taffeta Co., Ltd.	54,910
936,000	HengTen Networks Group, Ltd.*	28,237
81	LPP SA	169,930
323	Page Industries, Ltd.	116,932
157,000	Pou Chen Corp.	165,696
23,400	Ruentex Industries, Ltd.	59,565
52,000	Shenzhou International Group	585,100
18,949	Titan Co., Ltd.	252,263

		2,264,911

Thrifts & Mortgage Finance (1.1%):
105,058	Housing Development Finance Corp., Ltd.	2,963,158
18,921	Indiabulls Housing Finance, Ltd.	230,313
16,895	LIC Housing Finance, Ltd.	118,275

		3,311,746

Tobacco (0.6%):
9,900	British American Tobacco Malaysia Berhad	86,234
533,100	Hanjaya Mandala Sampoerna Tbk PT	137,547
214,632	ITC, Ltd.	866,266
8,016	KT&G Corp.	729,306
28,200	PT Gudang Garam Tbk	164,013

		1,983,366

Trading Companies & Distributors (0.0%)†:
15,700	BOC Aviation, Ltd.	115,517
3,849	Daewoo International Corp.	62,510

		178,027

Transportation Infrastructure (1.0%):
35,628	Adani Ports & Special Economic Zone, Ltd.	197,467
281,000	Airports of Thailand Public Co., Ltd.	555,283
488,600	Bangkok Expressway & Metro	145,723
106,000	Beijing Capital International Airport Co., Ltd.	112,737
109,228	China Merchants Holdings International Co., Ltd.	197,182
76,204	Companhia de Concessoes Rodoviarias	220,237
112,000	Cosco Pacific, Ltd.	109,707
11,337	DP World, Ltd.	193,841
14,561	Grupo Aeroportuario de Sur	219,678
22,901	Grupo Aeroporturaio del Pacifico SAB de C.V.	186,655
35,200	International Container Terminal Services, Inc.	66,940
84,000	Jiangsu Expressway Co., Ltd., Series H	116,675
54,700	Malaysia Airports Holdings Berhad	111,089
15,232	Promotora Y Operadora de Infraestructura SAB de CV	145,623
150,707	PT Jasa Marga Persero Tbk	44,862
72,000	Shenzhen International Holdings, Ltd.	137,833
142,000	Taiwan High Speed Rail Corp.	140,319
11,315	TAV Havalimanlari Holding AS	51,210
70,800	Westports Holding Berhad	62,105
106,000	Zhejiang Expressway Co., Ltd.	92,214

		3,107,380

Water Utilities (0.3%):
180,991	Aguas Andinas SA, Class A	99,615
404,000	Beijing Enterprises Water Group, Ltd.	206,209

See accompanying notes to the financial statements.

12

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Water Utilities, continued
19,612	Cia Saneamento Basico Do Estado de Sao Paulo	$159,414
214,000	Guangdong Investment, Ltd.	412,160

		877,398

Wireless Telecommunication Services (3.1%):
57,400	Advanced Info Service Public Co., Ltd.	305,267
2,218,694	America Movil SAB de C.V., Series L	1,579,798
200,600	Axiata Group Berhad	190,284
87,515	Bharti Airtel, Ltd.	390,709
405,000	China Mobile, Ltd.	3,903,321
36,300	China United Network Communications, Ltd.	27,313
215,900	DIGI.com Berhad	235,460
8,615	Empresa Nacional de Telecomunicaciones SA	66,848
110,000	Far EasTone Telecommunications Co., Ltd.	272,915
2,300	Globe Telecom, Inc.	83,107
162,600	Maxis Berhad	210,326
35,164	Mobile TeleSystems PJSC, ADR	246,148
110,172	MTN Group, Ltd.	683,771
6,290	PLDT, Inc.	134,700
1,259	SK Telecom Co., Ltd.	304,344
96,000	Taiwan Mobile Co., Ltd.	332,375
58,509	Tim Participacoes SA	178,910
64,877	Turkcell Iletisim Hizmetleri AS	149,261
36,034	Vodacom Group, Ltd.	331,698
156,118	Vodafone Idea, Ltd.*	84,158

		9,710,713

Total Common Stocks (Cost $270,912,572)		305,219,663

Preferred Stocks (2.4%):
Automobiles (0.1%):
2,422	Hyundai Motor Co., Ltd., 1.30%, 1/24/19	166,893

Banks (1.5%):
218,259	Banco Bradesco SA, 0.45%, 1/31/19	2,176,789
316,115	Itau Unibanco Holding SA, Series S, 0.47%, 2/4/19	2,895,797

		5,072,586

Chemicals (0.0%)†:
11,261	Braskem SA, Class A, 3.98%, 3/13/19	137,679

Food & Staples Retailing (0.1%):
10,818	Companhia Brasileira de Destribuicao Grupo Pao de Acucar, Series A, 0.02%, 2/20/19	226,058

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Metals & Mining (0.1%):
69,364	Gerdau SA, 1.08%, 2/21/19	$265,263

Multiline Retail (0.1%):
47,314	Lojas Americanas SA, 0.08%, 3/20/19	240,520

Technology Hardware, Storage & Peripherals (0.5%):
55,845	Samsung Electronics Co., Ltd., 4.60%, 10/31/18	1,593,121

Total Preferred Stocks (Cost $6,582,450)		7,702,120

Convertible Preferred Stock (0.0%)†:
Industrial Conglomerates (0.0%)†:
107	CJ Corp., 3/7/19*(a)	2,588

Total Convertible Preferred Stock (Cost $2,890)		2,588

Rights (0.0%)†:
Airlines (0.0%)†:
8,292	EVA Airways Corp. — Rights, Expires on 1/21/19*	755

Electric Utilities (0.0%)†:
178,922	Rushydro Pjsc — Rights, Expires on 12/31/49*	—

Total Rights (Cost $—)		755

Unaffiliated Investment Company (0.1%):
261,830	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 2.20%(b)	261,830

Total Unaffiliated Investment Company (Cost $261,830)		261,830

Short-Term Securities Held as Collateral for Securities on Loan (0.6%)
Miscellaneous Investments (0.6%)
2,005,100	Short-Term Investments(c)	2,005,100

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $2,005,100)		2,005,100

Total Investment Securities (Cost $279,764,842) — 100.1%(d)		315,192,056
Net other assets (liabilities) — (0.1)%		(280,854)

Net Assets — 100.0%		$314,911,202

Amount shown as “—“ are $0 or round to less than $1.

Percentages indicated are based on net assets as of December 31, 2018.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2018. The total value of securities on loan as of December 31, 2018, was $1,880,660.

†	Represents less than 0.05%.

(a)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2018. The total of all such securities represent 0.01% of the net assets of the fund.

(b)	The rate represents the effective yield at December 31, 2018.

(c)

Represents various short-term investments purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

13

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2018:

(Unaudited)

Country	Percentage
Bermuda	0.3%
Brazil	7.4%
Cayman Islands	1.6%
Chile	1.1%
China	21.5%
Colombia	0.4%
Czech Republic	0.2%
Egypt	0.1%
Greece	0.2%
Hong Kong	6.3%
Hungary	0.3%
India	9.3%
Indonesia	2.3%
Korea, Republic Of	0.2%
Luxembourg	— %^
Malaysia	2.4%
Mexico	2.7%

Country	Percentage
Pakistan	— %^
Peru	0.1%
Philippines	1.1%
Poland	1.2%
Qatar	1.1%
Republic of Korea (South)	13.4%
Romania	0.1%
Russian Federation	3.7%
Singapore	— %^
South Africa	6.1%
Switzerland	0.2%
Taiwan, Province Of China	11.1%
Thailand	2.4%
Turkey	0.6%
United Arab Emirates	0.8%
United States	1.8%

100.0%

^	Represents less than 0.05%.

Futures Contracts

Cash of $127,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2018:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
Mini MSCI Emerging Markets Index March Futures (U.S. Dollar)	3/15/19	48	$2,320,320	$(12,484)

				$(12,484)

See accompanying notes to the financial statements.

14

AZL MSCI Emerging Markets Equity Index Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investment securities, at cost	$279,764,842

Investment securities, at value(a)	$315,192,056
Segregated cash for collateral	127,000
Interest and dividends receivable	802,894
Foreign currency, at value (cost $652,739)	661,186
Receivable for investments sold	507,220
Reclaims receivable	86,959
Prepaid expenses	3,889

Total Assets	317,381,204

Liabilities:
Cash overdraft	328
Payable for capital shares redeemed	49,563
Payable for collateral received on loaned securities	2,005,100
Payable for variation margin on futures contracts	8,400
Accrued foreign taxes	170,584
Manager fees payable	121,928
Administration fees payable	5,626
Distribution fees payable	64,078
Custodian fees payable	6,605
Administrative and compliance services fees payable	508
Transfer agent fees payable	391
Trustee fees payable	195
Other accrued liabilities	36,696

Total Liabilities	2,470,002

Net Assets	$314,911,202

Net Assets Consist of:
Paid in capital	$270,967,647
Total distributable earnings	43,943,555

Net Assets	$314,911,202

Class 1
Net Assets	$17,072,309
Shares of beneficial interest (unlimited number of shares authorized, no par value)	2,441,587
Net Asset Value (offering and redemption price per share)	$6.99

Class 2
Net Assets	$297,838,893
Shares of beneficial interest (unlimited number of shares authorized, no par value)	42,614,410
Net Asset Value (offering and redemption price per share)	$6.99

(a)	Includes securities on loan of $1,880,660.

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends	$9,290,647
Income from securities lending	33,780
Foreign withholding tax	(1,084,326)

Total Investment Income	8,240,101

Expenses:
Manager fees	2,814,169
Administration fees	171,496
Distribution fees — Class 2	776,132
Custodian fees	176,902
Administrative and compliance services fees	5,584
Transfer agent fees	10,580
Trustee fees	16,779
Professional fees	15,854
Shareholder reports	19,900
Other expenses	182,270

Total expenses before reductions	4,189,666
Less expenses voluntarily waived/reimbursed by the Manager	(1,324,313)

Net expenses	2,865,353

Net Investment Income/(Loss)	5,374,748

Net Realized and Change in Net Unrealized Gains/Losses on Investments:
Net realized gains/(losses) on securities and foreign currencies	6,625,519
Net realized gains/(losses) on futures contracts	(755,285)
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(62,853,559)
Change in net unrealized appreciation/depreciation on futures contracts	(110,597)
Change in accrued foreign tax liability	213,040

Net realized and Change in net unrealized gains/losses on investments	(56,880,882)

Change in Net Assets Resulting From Operations	$(51,506,134)

See accompanying notes to the financial statements.

15

AZL MSCI Emerging Markets Equity Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$5,374,748	$4,560,575
Net realized gains/(losses) on investments	5,870,234	10,471,475
Change in unrealized appreciation/depreciation on investments	(62,751,116)	86,947,108

Change in net assets resulting from operations	(51,506,134)	101,979,158

Distributions to Shareholders:(a)
Class 1	(1,073,981)	(644,604)
Class 2	(15,015,765)	(9,264,665)

Change in net assets resulting from distributions to shareholders	(16,089,746)	(9,909,269)

Capital Transactions:
Class 1
Proceeds from shares issued	45,086	226,440
Proceeds from dividends reinvested	1,073,981	644,604
Value of shares redeemed	(2,620,722)	(3,046,177)

Total Class 1 Shares	(1,501,655)	(2,175,133)

Class 2
Proceeds from shares issued	50,226,543	70,744,659
Proceeds from dividends reinvested	15,015,765	9,264,665
Value of shares redeemed	(56,003,214)	(63,012,450)

Total Class 2 Shares	9,239,094	16,996,874

Change in net assets resulting from capital transactions	7,737,439	14,821,741

Change in net assets	(59,858,441)	106,891,630
Net Assets:(a)
Beginning of period	374,769,643	267,878,013

End of period	$314,911,202	$374,769,643

Share Transactions:
Class 1
Shares issued	5,252	29,685
Dividends reinvested	152,989	78,803
Shares redeemed	(324,306)	(381,076)

Total Class 1 Shares	(166,065)	(272,588)

Class 2
Shares issued	6,909,538	9,201,042
Dividends reinvested	2,138,998	1,132,600
Shares redeemed	(6,567,090)	(7,909,223)

Total Class 2 Shares	2,481,446	2,424,419

Change in shares	2,315,381	2,151,831

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in Notes to the Financial Statements.

See accompanying notes to the financial statements.

16

AZL MSCI Emerging Markets Equity Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2018	2017	2016	2015	2014

Class 1

Net Asset Value, Beginning of Period	$8.78	$6.60	$6.04	$7.35	$7.81

Investment Activities:
Net Investment Income/(Loss)	0.16	0.12	0.06	0.07	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	(1.50)	2.30	0.56	(1.00)	(0.48)

Total from Investment Activities	(1.34)	2.42	0.62	(0.93)	(0.38)

Distributions to Shareholders From:
Net Investment Income	(0.16)	(0.04)	(0.06)	(0.10)	(0.07)
Net Realized Gains	(0.29)	(0.20)	—	(0.28)	(0.01)

Total Dividends	(0.45)	(0.24)	(0.06)	(0.38)	(0.08)

Net Asset Value, End of Period	$6.99	$8.78	$6.60	$6.04	$7.35

Total Return(a)	(15.31)%	36.97%	10.21%	(12.69)%	(4.96)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$17,072	$22,883	$19,006	$20,505	$26,194
Net Investment Income/(Loss)	1.89%	1.56%	1.05%	0.86%	1.14%
Expenses Before Reductions(b)	1.03%	1.11%	1.41%	1.49%	1.46%
Expenses Net of Reductions	0.63%	0.71%	1.14%	1.33%	1.31%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly	0.63%	0.71%	1.14%	1.33%	1.31	%(c)
Portfolio Turnover Rate(d)	20%	19%	115%	45%	58%

Class 2

Net Asset Value, Beginning of Period	$8.77	$6.60	$6.04	$7.34	$7.80

Investment Activities:
Net Investment Income/(Loss)	0.14	0.10	0.04	0.05	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	(1.49)	2.30	0.56	(1.00)	(0.48)

Total from Investment Activities	(1.35)	2.40	0.60	(0.95)	(0.40)

Distributions to Shareholders From:
Net Investment Income	(0.14)	(0.03)	(0.04)	(0.07)	(0.05)
Net Realized Gains	(0.29)	(0.20)	—	(0.28)	(0.01)

Total Dividends	(0.43)	(0.23)	(0.04)	(0.35)	(0.06)

Net Asset Value, End of Period	$6.99	$8.77	$6.60	$6.04	$7.34

Total Return(a)	(15.46)%	36.63%	9.89%	(12.88)%	(5.22)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$297,839	$351,886	$248,872	$172,238	$225,276
Net Investment Income/(Loss)	1.61%	1.35%	0.80%	0.60%	0.90%
Expenses Before Reductions(b)	1.28%	1.36%	1.64%	1.74%	1.71%
Expenses Net of Reductions	0.88%	0.96%	1.36%	1.58%	1.56%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly	0.88%	0.96%	1.36%	1.58%	1.56	%(c)
Portfolio Turnover Rate(d)	20%	19%	115%	45%	58%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)

Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remitted a portion of the brokerage commission which is used to pay certain Fund expenses. The Fund ceased participation in the program in June 2014.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

17

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 22 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL MSCI Emerging Markets Equity Index Fund (the “Fund”), and 21 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

18

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2018

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2018 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested in short-term investments that have a remaining maturity of 397 days or less, similar to investments held in compliance with Rule 2a-7 under the 1940 Act. Included in short-term investments may be investments in overnight repurchase agreements that are collateralized at 102% with securities issued by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government, or other approved issuers. The securities purchased with cash collateral received are reflected in the Fund’s Schedule of Portfolio Investments under Short-Term Securities Held as Collateral for Securities on Loan. Short-term securities held as collateral for securities on loan are valued at amortized cost which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security. These are typically categorized as Level 2 in the fair value hierarchy, as defined in Note 4. Income earned on these investments is included in “Income from securities lending” on the Statement of Operations.

The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $3,319 during the year ended December 31, 2018. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $1,999,797 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2018. At December 31, 2018, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for these contracts was $3.4 million for the year ended December 31, 2018. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$12,484

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

19

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2018

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$(755,285)	$ (110,597)

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017

Distributions to Shareholders:
From net investment income
Class 1	$(118,471)
Class 2	(1,318,973)
From net realized gains
Class 1	(526,133)
Class 2	(7,945,692)

Change in net assets resulting from distributions to shareholders	$(9,909,269)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2020.

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL MSCI Emerging Markets Equity Index Fund Class 1	0.85%	0.85%

AZL MSCI Emerging Markets Equity Index Fund Class 2	0.85%	1.10%

*	The Manager voluntarily reduced the management fee to 0.45% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

20

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2018

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets (for class 2 only), plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $2,678 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

21

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2018

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks
Aerospace & Defense	$255,110	$323,362	$—	$578,472
Airlines	210,591	695,692	—	906,283
Banks	7,571,649	41,539,886	—	49,111,535
Beverages	2,908,921	849,017	—	3,757,938
Capital Markets	1,112,056	2,842,831	—	3,954,887
Chemicals	504,992	7,244,564	—	7,749,556
Construction Materials	481,548	3,146,742	—	3,628,290
Containers & Packaging	200,687	—	—	200,687
Diversified Consumer Services	1,317,200	—	—	1,317,200
Diversified Telecommunication Services	366,531	4,633,951	—	5,000,482
Electric Utilities	1,285,998	2,052,028	—	3,338,026
Entertainment	1,183,676	1,022,396	—	2,206,072
Equity Real Estate Investment Trusts	258,206	890,185	—	1,148,391
Food & Staples Retailing	1,421,436	4,035,646	—	5,457,082
Food Products	826,193	4,802,329	—	5,628,522
Gas Utilities	122,557	1,979,566	—	2,102,123
Hotels, Restaurants & Leisure	1,073,071	1,128,027	—	2,201,098
Household Products	171,973	1,429,712	—	1,601,685
Independent Power and Renewable Electricity Producers	230,103	1,586,967	—	1,817,070
Industrial Conglomerates	333,404	4,732,505	—	5,065,909
Insurance	528,287	10,890,353	—	11,418,640
Interactive Media & Services	4,444,395	16,083,797	—	20,528,192
Internet & Direct Marketing Retail	13,674,460	134,374	—	13,808,834
IT Services	256,653	5,497,044	—	5,753,697
Machinery	257,712	2,050,018	—	2,307,730
Media	419,798	6,261,707	—	6,681,505
Metals & Mining	5,459,459	5,057,000	—	10,516,459
Multiline Retail	1,150,580	646,798	—	1,797,378
Oil, Gas & Consumable Fuels	8,978,765	15,776,015	—	24,754,780
Paper & Forest Products	817,241	752,059	—	1,569,300
Personal Products	142,015	2,267,915	—	2,409,930
Pharmaceuticals	249,028	3,934,479	—	4,183,507
Professional Services	117,824	—	—	117,824
Real Estate Management & Development	320,090	8,086,299	—	8,406,389
Road & Rail	589,158	392,571	—	981,729
Specialty Retail	159,421	1,338,945	—	1,498,366
Transportation Infrastructure	772,193	2,335,187	—	3,107,380
Water Utilities	259,029	618,369	—	877,398
Wireless Telecommunication Services	2,071,704	7,639,009	—	9,710,713
Other Common Stocks+		68,018,604		68,018,604
Preferred Stocks
Automobiles	—	166,893	—	166,893
Technology Hardware, Storage & Peripherals	—	1,593,121	—	1,593,121
Other Preferred Stocks+	5,942,106			5,942,106
Convertible Preferred Stock
Industrial Conglomerates	2,588	—	—	2,588
Rights	—	755	—	755
Short-Term Securities Held as Collateral for Securities on Loan	—	2,005,100	—	2,005,100
Unaffiliated Investment Company	261,830	—	—	261,830

Total Investment Securities	68,710,238	246,481,818	—	315,192,056

Other Financial Instruments:*
Futures Contracts	(12,484)	—	—	(12,484)

Total Investments	$68,697,754	$246,481,818	$—	$315,179,572

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.
*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

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AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2018

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MSCI Emerging Markets Equity Index Fund	$64,174,030	$67,789,315

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $282,335,094. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$55,816,902
Unrealized (depreciation)	(22,959,940)

Net unrealized appreciation/(depreciation)	$32,856,962

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MSCI Emerging Markets Equity Index Fund	$6,718,515	$9,371,231	$16,089,746

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MSCI Emerging Markets Equity Index Fund	$1,437,444	$8,471,825	$9,909,269

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

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AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2018

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MSCI Emerging Markets Equity Index Fund	$4,738,597	$6,510,267	$—	$32,694,691	$43,943,554

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had an individual shareholder account which are affiliated with the Manager representing ownership in excess of 35% of the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL MSCI Emerging Markets Equity Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MSCI Emerging Markets Equity Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2018, the Fund declared net short-term capital gain distributions of $1,375,649.

During the year ended December 31, 2018, the Fund declared net long-term capital gain distributions of $9,371,232.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Agreements were approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the

28

Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the one-year period ended June 30, 2018, eight Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2018, 10 Funds were in the top 40%, three were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2018, five Funds were in the top 40%, three were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, the AZL Russell 1000 Value Index Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund, respectively, on September 12, 2018, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers.

For the AZL Russell 1000 Value Index Fund, the Board understood that the peer groups utilized for performance ranking by Lipper include both active and passive funds. The Board also understood that an index fund’s performance generally should be judged based upon how closely the Fund’s performance matches the performance of the Fund’s benchmark index. The Board quarterly receives information regarding index attribution (performance versus benchmark index) for the AZL Russell 1000 Value Index Fund, and the Board found the performance of the Fund by that measure to be satisfactory. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 22 Funds reviewed by the Board in the fall of 2018, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 22 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); (2) for the AZL BlackRock Global Allocation Fund, the AZL Enhanced Bond Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, although the management fee ranked below the 65th percentile, the Manager proposed increasing the temporary management fee waiver by one basis point due to lower subadvisory fees negotiated by the Manager; and (4) for the AZL Russell 1000 Value Index Fund, the AZL Russell 1000 Growth Fund, and the AZL MetWest Total Return Bond Fund, the Manager recommended increasing a temporary management fee waiver by one basis point for the Russell Funds and by five basis points for the MetWest Fund. Increasing the temporary management fee waivers effectively decreases the management fee paid by a fund.

29

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2017, were approximately $17.4 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for four Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

30

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

31

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

32

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL® MSCI Global Equity Index Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MSCI Global Equity Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MSCI Global Equity Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018 the AZL® MSCI Global Equity Index Fund (Class 2 Shares) (the “Fund”) returned -8.94%. That compared to a -8.20% for its benchmark the MSCI World Index1.

The Fund seeks investment results, before fees, expenses and fair value adjustments to its portfolio at the close of the New York Stock Exchange, that correspond to the performance of the MSCI World Index. The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of global equity markets.*

Global equities declined over the course of 2018. In the first quarter, market volatility and concerns over trade protectionism weighed on European equity markets. In particular, the U.K. suffered as rising yields on its sovereign bonds drew investors away from defensive sectors, while ongoing political uncertainty weighed on broader investor sentiment. Currency appreciation in Japan buoyed the total return for the MSCI EAFE Index2 as the yen rallied over 6% against the U.S. dollar, and the Bank of Japan announced a reduction in its long-term bond purchasing efforts. In local terms, however, Japanese equities declined due to U.S. protectionism and fears of a slowdown in global trade.

Meanwhile, the U.S. economy remained healthy in the first quarter, despite the lackluster performance by U.S. equities. Unemployment remained at a multi-decade low, consumer confidence remained high and economic indicators pointed to growth --all of which supported the Federal Reserve Board’s (the Fed) decision to raise interest rates in March.

Uncertainty over U.S. trade protectionism continued to drag on developed equity markets throughout the second quarter, as did concerns about European fragmentation, in part due to the formation of Italy’s populist, coalition government. Momentum for eurozone reform weakened as well, as negotiations over immigration policy in the German coalition government broke down. Increased trade tensions, interest rate differentials and favorable U.S. growth conditions strengthened the U.S. dollar, which weighed on un-hedged developing market equity returns during the quarter. For the U.S., the second quarter saw newfound investor confidence in strong economic data, and the Fed chose to raise interest rates a second time, signaling two additional rate increases in 2018.

In the third quarter, steady corporate earnings and economic growth supported domestic markets in the face of rising U.S. protectionism. Japanese equities rallied in the quarter, and the release of second quarter gross domestic product3 numbers indicated U.S. growth had reached an annualized rate of 3%, the fastest growth rate since early

2016. However, continuing uncertainty over Brexit and political tensions weighed on overseas markets, even as investors drove U.S. large-cap equities to all-time highs on impressive U.S. economic growth and earnings results. Volatility in the third quarter declined to levels below that of the first and second quarter, and consumer confidence increased to the highest levels since 2000. Against this backdrop, the Fed moved forward with its third interest rate increase.

By the fourth quarter, developed markets faced considerable headwinds from tightening global financial conditions, slowing growth and heightened macroeconomic uncertainty. In Western Europe, slowing economic activity, risk-averse investor behavior and political uncertainty all weighed on the region’s equity markets, causing a drag on the broader Index. In the U.S., concerns over Fed policy, trade tensions with China and potentially slowing growth contributed to investor anxiety throughout the quarter.

From a sector perspective, most sectors declined, with materials and financials posting the weakest returns. Only healthcare, utilities and information technology stocks posted positive returns in the MSCI World Index (in USD).

The Fund underperformed its benchmark primarily due to expenses incurred by the Fund.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures had a negative impact on relative results.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018. Investors cannot invest directly in an index.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]

MSCI EAFE Index is a free float-adjusted market capitalization-weighted index that is unmanaged and is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Investors cannot invest directly in an index.

[3]	Gross domestic product (GDP) is the measure of the market value of the goods and services produced in a period of time.

1

AZL® MSCI Global Equity Index Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the MSCI World Index as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI World Index (the “Underlying Index”) and in depositary receipts representing securities of the Underlying Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.
For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

	1 Year	3 Year	5 Year	Since Inception (5/1/09)
AZL® MSCI Global Equity Index Fund (Class 2 Shares)	-8.94%	3.30%	-1.80%	5.28%
MSCI World Index (gross of withholding taxes)	-8.20%	6.91%	5.14%	10.82%
MSCI World Index (net of withholding taxes)	-8.71%	6.30%	4.56%	10.21%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MSCI Global Equity Index Fund (Class 2 Shares)	1.16%

The above expense ratio is based on the current Fund prospectus dated May 1, 2018. The Manager voluntarily reduced the management fee to 0.31% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.80% for Class 2 Shares through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International World Index (“MSCI World Index”), an unmanaged broad equity benchmark that represents large- and mid-cap equity performance across 23 developed markets countries. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MSCI Global Equity Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MSCI Global Equity Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL MSCI Global Equity Index Fund	$1,000.00	$907.40	$3.70	0.77%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL MSCI Global Equity Index Fund	$1,000.00	$1,021.32	$3.92	0.77%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Financials	15.9%

Information Technology	14.7

Health Care	13.4

Industrials	10.8

Consumer Discretionary	10.1

Consumer Staples	8.6

Telecommunication Services	8.2

Energy	5.9

Materials	4.6

Utilities	3.4

Real Estate	3.2

Total Common Stocks and Preferred Stocks	98.8

Rights	—^

Short-Term Securities Held as Collateral for Securities on Loan	1.1

Money Markets	0.6

Total Investment Securities	100.5

Net other assets (liabilities)	(0.5)

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks (98.6%):
Aerospace & Defense (2.0%):
1,624	Arconic, Inc.	$27,381
11,607	BAE Systems plc	67,734
1,935	Boeing Co. (The)	624,037
6,773	Bombardier, Inc., Class B*	10,073
946	CAE, Inc.	17,388
10	Dassault Aviation SA	13,845
106	Elbit Systems, Ltd.	12,195
2,091	European Aeronautic Defence & Space Co. NV	199,958
401	Finmeccanica SpA	3,529
893	General Dynamics Corp.	140,389
396	Harris Corp.	53,321
165	Huntington Ingalls Industries, Inc.	31,401
272	L3 Technologies, Inc.	47,236
910	Lockheed Martin Corp.	238,274
3,047	Meggitt plc	18,225
198	MTU Aero Engines AG	35,958
574	Northrop Grumman Corp.	140,573
997	Raytheon Co.	152,890
5,970	Rolls-Royce Holdings plc	62,816
1,190	Safran SA	142,948
6,300	Singapore Technologies Engineering, Ltd.	16,071
369	Spirit AeroSystems Holdings, Inc., Class A	26,601
833	Textron, Inc.	38,310
368	Thales SA	42,802
166	TransDigm Group, Inc.*	56,450
2,870	United Technologies Corp.	305,597

		2,526,002

Air Freight & Logistics (0.5%):
3,854	Bollore, Inc.	15,395
478	C.H. Robinson Worldwide, Inc.	40,195
3,396	Deutsche Post AG	93,000
617	Expeditors International of Washington, Inc.	42,012
900	FedEx Corp.	145,197
3,442	Royal Mail plc	11,948
2,460	United Parcel Service, Inc., Class B	239,924
437	XPO Logistics, Inc.*	24,926
1,100	Yamato Holdings Co., Ltd.	29,980

		642,577

Airlines (0.1%):
400	All Nippon Airways Co., Ltd.	14,421
468	American Airlines Group, Inc.	15,027
624	Delta Air Lines, Inc.	31,138
966	Deutsche Lufthansa AG, Registered Shares	21,783
585	easyJet plc	8,211
2,262	International Consolidated Airlines Group SA	17,949
400	Japan Airlines Co., Ltd.	14,170
2,200	Singapore Airlines, Ltd.	15,151
491	Southwest Airlines Co.	22,822
239	United Continental Holdings, Inc.*	20,011

		180,683

Auto Components (0.4%):
500	Aisin Sieki Co., Ltd.	17,255
914	Aptiv plc	56,275
266	Autoliv, Inc.^	18,681
686	BorgWarner, Inc.	23,832
2,200	Bridgestone Corp.	84,444

Shares		Fair Value
Common Stocks, continued
Auto Components, continued
626	Compagnie Generale des Establissements Michelin SCA, Class B	$61,883
363	Continental AG	50,188
1,600	Denso Corp.	71,018
299	Faurecia	11,221
724	Goodyear Tire & Rubber Co.	14,777
400	Koito Manufacturing Co., Ltd.	20,408
251	Lear Corp.	30,838
1,106	Magna Internationl, Inc.	50,212
2,000	Minth Group, Ltd.	6,383
700	NGK Spark Plug Co., Ltd.	13,810
459	Nokian Renkaat OYJ	14,142
1,473	Pirelli & C SpA*	9,471
600	Stanley Electric Co., Ltd.	16,735
2,900	Sumitomo Electric Industries, Ltd.	38,289
700	Sumitomo Rubber Industries, Ltd.	8,332
300	Toyoda Gosei Co., Ltd.	5,982
500	Toyota Industries Corp.	23,011
842	Valeo SA	24,412
300	Yokohama Rubber Co., Ltd. (The)	5,597

		677,196

Automobiles (1.5%):
1,168	Bayerische Motoren Werke AG (BMW)	94,580
3,196	Daimler AG, Registered Shares	168,012
445	Ferrari NV^	44,260
4,033	Fiat Chrysler Automobiles NV*	58,627
13,261	Ford Motor Co.	101,447
2,100	Fuji Heavy Industries, Ltd.	44,836
4,452	General Motors Co.	148,919
541	Harley-Davidson, Inc.	18,459
5,900	Honda Motor Co., Ltd.	154,194
1,900	Isuzu Motors, Ltd.	26,532
2,200	Mazda Motor Corp.	22,634
2,700	Mitsubishi Motors Corp.	14,909
8,100	Nissan Motor Co., Ltd.	65,293
1,900	PSA Peugeot Citroen SA	40,383
650	Renault SA	40,459
1,200	Suzuki Motor Corp.	60,729
447	Tesla Motors, Inc.*	148,762
8,100	Toyota Motor Corp.	470,518
130	Volkswagen AG	20,710
1,100	Yamaha Motor Co., Ltd.	21,412

		1,765,675

Banks (8.5%):
1,626	ABN AMRO Group NV	38,081
3,636	AIB Group plc	15,282
400	Aozora Bank, Ltd.	11,863
10,309	Australia & New Zealand Banking Group, Ltd.	177,598
23,201	Banco Bilbao Vizcaya Argentaria SA	122,369
21,685	Banco de Sabadell SA	24,670
57,056	Banco Santander SA	257,449
3,600	Bank Hapoalim BM	22,856
5,141	Bank Leumi Le-Israel Corp.	31,161
33,400	Bank of America Corp.	822,976
4,800	Bank of East Asia, Ltd. (The)	15,193
3,384	Bank of Ireland Group plc	18,779

See accompanying notes to the financial statements.

4

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Banks, continued
200	Bank of Kyoto, Ltd. (The)	$8,203
2,300	Bank of Montreal	150,284
4,289	Bank of Nova Scotia	213,822
1,540	Bank of Queensland, Ltd.	10,479
4,962	Bankia SA^	14,447
2,483	Bankinter SA	19,842
60,651	Barclays plc	116,324
2,732	BB&T Corp.	118,350
1,721	Bendigo & Adelaide Bank, Ltd.	13,087
3,996	BNP Paribas SA	179,948
12,500	BOC Hong Kong Holdings, Ltd.	46,171
1,592	Canadian Imperial Bank of Commerce^	118,589
2,200	Chiba Bank, Ltd. (The)	12,201
1,100	Chuo Mitsui Trust Holdings, Inc.	40,044
464	CIT Group, Inc.	17,757
8,907	Citigroup, Inc.	463,698
1,764	Citizens Financial Group, Inc.	52,444
614	Comerica, Inc.	42,176
3,447	Commerzbank AG*	22,829
6,173	Commonwealth Bank of Australia	314,989
4,400	Concordia Financial Group, Ltd.	16,779
4,079	Credit Agricole SA	43,868
13,526	Criteria Caixacorp SA	48,675
2,612	Danske Bank A/S	51,764
6,500	DBS Group Holdings, Ltd.	112,334
3,558	DnB NOR ASA	57,109
473	East West Bancorp, Inc.	20,590
998	Erste Group Bank AG	33,249
2,232	Fifth Third Bancorp	52,519
566	First Republic Bank	49,185
600	Fukuoka Financial Group, Inc.	12,101
2,700	Hang Seng Bank, Ltd.	60,310
70,337	HSBC Holdings plc	577,123
3,736	Huntington Bancshares, Inc.	44,533
13,690	ING Groep NV	146,693
52,005	Intesa Sanpaolo SpA	115,242
1,600	Japan Post Bank Co., Ltd.	17,569
11,856	JPMorgan Chase & Co.	1,157,382
940	KBC Group NV	60,816
3,845	KeyCorp	56,829
248,649	Lloyds Banking Group plc	164,276
482	M&T Bank Corp.	68,989
3,600	Mebuki Financial Group, Inc.	9,505
2,255	Mediobanca SpA	19,065
41,200	Mitsubishi UFJ Financial Group, Inc.	203,191
514	Mizrahi Tefahot Bank, Ltd.	8,709
83,600	Mizuho Financial Group, Inc.	130,314
9,576	National Australia Bank, Ltd.	162,460
1,174	National Bank of Canada^	48,207
10,697	Nordea Bank AB	90,268
11,300	Oversea-Chinese Banking Corp., Ltd.	92,838
1,195	People’s United Financial, Inc.	17,244
1,635	PNC Financial Services Group, Inc.	191,148
556	Raiffeisen International Bank-Holding AG	14,159
3,951	Regions Financial Corp.	52,864
7,200	Resona Holdings, Inc.	34,446
5,126	Royal Bank of Canada	350,895

Shares		Fair Value
Common Stocks, continued
Banks, continued
17,623	Royal Bank of Scotland Group plc	$48,448
2,100	Seven Bank, Ltd.	5,990
400	Shinsei Bank, Ltd.	4,735
1,500	Shizuoka Bank, Ltd. (The)	11,677
207	Signature Bank	21,282
5,566	Skandinaviska Enskilda Banken AB, Class A	54,211
2,733	Societe Generale	86,758
10,199	Standard Chartered plc	78,823
4,600	Sumitomo Mitsui Financial Group, Inc.	151,714
1,589	SunTrust Banks, Inc.	80,149
195	SVB Financial Group*	37,034
5,247	Svenska Handelsbanken AB, Class A	58,156
3,130	Swedbank AB, Class A	69,813
6,417	Toronto-Dominion Bank (The)	319,017
5,446	U.S. Bancorp	248,882
6,841	Unicredit SpA	77,593
5,004	United Overseas Bank, Ltd.	89,714
16,097	Wells Fargo & Co.	741,750
12,158	Westpac Banking Corp.	214,390
1,000	Yamaguchi Financial Group, Inc.	9,560
697	Zions Bancorp	28,396

		10,365,301

Beverages (2.0%):
2,658	Anheuser-Busch InBev NV	175,889
1,300	Asahi Breweries, Ltd.	50,784
933	Brown-Forman Corp., Class B	44,392
363	Carlsberg A/S, Class B	38,627
1,094	Coca-Cola Amatil, Ltd.	6,309
500	Coca-Cola Bottlers Japan Holdings, Inc.	14,928
14,291	Coca-Cola Co. (The)	676,679
782	Coca-Cola European Partners plc	35,965
698	Coca-Cola HBC AG	21,715
595	Constellation Brands, Inc., Class C	95,688
2,076	Davide Campari — Milano SpA	17,568
8,656	Diageo plc	307,618
423	Heineken Holding NV	35,596
909	Heineken NV	80,106
2,900	Kirin Holdings Co., Ltd.	61,010
696	Molson Coors Brewing Co., Class B	39,087
1,485	Monster Beverage Corp.*	73,092
5,016	PepsiCo, Inc.	554,168
756	Pernod Ricard SA	124,116
74	Remy Cointreau SA	8,366
500	Suntory Beverage & Food, Ltd.	22,571
2,611	Treasury Wine Estates, Ltd.	27,209

		2,511,483

Biotechnology (1.9%):
5,356	AbbVie, Inc.	493,769
760	Alexion Pharmaceuticals, Inc.*	73,994
593	Alkermes plc*	17,499
336	Alnylam Pharmaceuticals, Inc.*	24,498
2,286	Amgen, Inc.	445,016
117	BeiGene, Ltd., ADR*	16,411
701	Biogen Idec, Inc.*	210,945
650	BioMarin Pharmaceutical, Inc.*	55,348
2,456	Celgene Corp.*	157,405

See accompanying notes to the financial statements.

5

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Biotechnology, continued
1,622	CSL, Ltd.	$211,782
222	Genmab A/S*	36,388
4,538	Gilead Sciences, Inc.	283,852
1,016	Grifols SA	26,535
670	Incyte Corp.*	42,605
274	Regeneron Pharmaceuticals, Inc.*	102,339
349	Seattle Genetics, Inc.*	19,774
3,278	Shire plc	190,472
176	United Therapeutics Corp.*	19,166
921	Vertex Pharmaceuticals, Inc.*	152,619

		2,580,417

Building Products (0.4%):
583	A.O. Smith Corp.	24,894
307	Allegion plc	24,471
500	Asahi Glass Co., Ltd.	15,517
3,747	Assa Abloy AB, Class B	67,030
1,758	Compagnie de Saint-Gobain SA	58,508
900	Daikin Industries, Ltd.	94,720
468	Fortune Brands Home & Security, Inc.	17,779
133	Geberit AG, Registered Shares	51,838
3,323	Johnson Controls International plc	98,527
549	Kingspan Group plc	23,511
120	Lennox International, Inc.	26,263
1,000	Lixil Group Corp.	12,487
1,128	Masco Corp.	32,983
422	Owens Corning, Inc.	18,560
500	TOTO, Ltd.	17,190

		584,278

Capital Markets (2.6%):
3,720	3i Group plc	36,519
210	Affiliated Managers Group, Inc.	20,462
497	Ameriprise Financial, Inc.	51,872
220	Amundi SA	11,565
606	ASX, Ltd.	25,604
3,562	Bank of New York Mellon Corp. (The)	167,663
427	BlackRock, Inc., Class A+	167,734
2,875	Brookfield Asset Management, Inc., Class A	110,197
412	CBOE Holdings, Inc.	40,306
4,317	Charles Schwab Corp. (The)	179,285
879	CI Financial Corp.	11,128
1,281	CME Group, Inc.	240,981
8,729	Credit Suisse Group AG	96,234
5,900	Daiwa Securities Group, Inc.	30,088
7,107	Deutsche Bank AG, Registered Shares^	56,707
686	Deutsche Boerse AG	82,486
977	E*TRADE Financial Corp.	42,871
451	Eaton Vance Corp.	15,866
1,172	Franklin Resources, Inc.^	34,762
1,253	Goldman Sachs Group, Inc. (The)	209,314
1,005	Hargreaves Lansdown plc	23,676
4,300	Hong Kong Exchanges & Clearing, Ltd.	123,405
310	IGM Financial, Inc.^	7,047
1,995	Intercontinental Exchange, Inc.	150,283
1,286	Invesco, Ltd.	21,528
2,442	Investec plc	13,623
2,000	Japan Exchange Group, Inc.	32,124

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
710	Julius Baer Group, Ltd.	$25,381
1,115	London Stock Exchange Group plc	57,531
1,159	Macquarie Group, Ltd.	88,668
609	Moody’s Corp.	85,284
4,690	Morgan Stanley	185,959
316	MSCI, Inc., Class A	46,588
392	NASDAQ OMX Group, Inc. (The)	31,975
3,360	Natixis	15,851
11,500	Nomura Holdings, Inc.	43,852
762	Northern Trust Corp.	63,696
63	Partners Group Holding AG	38,309
434	Raymond James Financial, Inc.	32,294
874	S&P Global, Inc.	148,528
800	SBI Holdings, Inc.	15,618
341	Schroders plc	10,574
413	SEI Investments Co.	19,081
3,200	Singapore Exchange, Ltd.	16,725
1,995	St. James Place plc	23,899
1,360	State Street Corp.	85,775
859	T. Rowe Price Group, Inc.	79,303
1,046	TD Ameritrade Holding Corp.	51,212
13,758	UBS Group AG	171,811

		3,341,244

Chemicals (2.7%):
1,517	Air Liquide SA	187,788
764	Air Products & Chemicals, Inc.	122,278
700	Air Water, Inc.	10,518
858	AkzoNobel NV	68,959
365	Albemarle Corp.	28,131
263	Arkema SA	22,440
4,400	Asahi Kasei Corp.	44,900
832	Axalta Coating Systems, Ltd.*	19,485
3,214	BASF SE	222,380
464	Celanese Corp., Series A	41,746
758	CF Industries Holdings, Inc.	32,981
702	Chemours Co. (The)	19,810
311	Christian Hansen Holding A/S	27,549
883	Clariant AG	16,299
708	Covestro AG	35,022
399	Croda International plc	23,697
1,000	Daicel Chemical Industries, Ltd.	10,278
8,140	DowDuPont, Inc.	435,328
519	Eastman Chemical Co.	37,944
910	Ecolab, Inc.	134,089
34	EMS-Chemie Holding AG	16,196
653	Evonik Industries AG	16,307
440	FMC Corp.	32,542
275	Fuchs Petrolub AG	11,335
32	Givaudan SA, Registered Shares	74,252
500	Hitachi Chemical Co., Ltd.	7,469
6,485	Incitec Pivot, Ltd.	14,978
304	International Flavor & Fragrances, Inc.	40,795
2,151	Israel Chemicals, Ltd.	12,244
591	Johnson Matthey plc	21,083
800	JSR Corp.	11,956
500	Kansai Paint Co., Ltd.	9,597
650	Koninklijke DSM NV	52,881

See accompanying notes to the financial statements.

6

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
1,300	Kuraray Co., Ltd.	$18,241
270	Lanxess AG	12,434
1,931	Linde plc	301,313
1,131	LyondellBasell Industries NV, Class A	94,054
244	Methanex Corp.	11,737
4,700	Mitsubishi Chemical Holdings Corp.	35,364
400	Mitsubishi Gas Chemical Co., Inc.	5,977
800	Mitsui Chemicals, Inc.	17,952
1,289	Mosaic Co. (The)	37,652
600	Nippon Paint Holdings Co., Ltd.	20,347
500	Nissan Chemical Industries, Ltd.	26,032
500	Nitto Denko Corp.	24,967
785	Novozymes A/S, Class B	35,095
2,204	Nutrien, Ltd.	103,532
1,427	Orica, Ltd.	17,333
878	PPG Industries, Inc.	89,758
294	Sherwin Williams Co.	115,677
1,300	Shin-Etsu Chemical Co., Ltd.	100,166
500	Showa Denko K.K.	14,668
464	Sika AG	58,995
249	Solvay SA	24,796
4,700	Sumitomo Chemical Co., Ltd.	22,988
400	Symrise AG	29,556
600	Taiyo Nippon Sanso Corp.	9,880
700	Teijin, Ltd.	11,145
5,200	Toray Industries, Inc.	36,337
1,000	Tosoh Corp.	12,941
776	Umicore SA^	30,859
141	Westlake Chemical Corp.	9,330
682	Yara International ASA	26,196

		3,218,579

Commercial Services & Supplies (0.4%):
1,000	Babcock International Group plc	6,236
5,458	Brambles, Ltd.	39,010
306	Cintas Corp.	51,405
760	Copart, Inc.*	36,313
1,000	Dai Nippon Printing Co., Ltd.	20,810
805	Edenred	29,505
6,037	G4S plc	15,106
648	ISS A/S	18,091
400	Park24 Co., Ltd.	8,843
847	Republic Services, Inc., Class A	61,060
601	Rollins, Inc.	21,696
700	SECOM Co., Ltd.	57,802
1,209	Securitas AB, Class B	19,448
109	Societe BIC SA	11,103
300	Sohgo Security Services Co., Ltd.	14,126
1,000	Toppan Printing Co., Ltd.	14,637
914	Waste Connections, Inc.	67,865
1,502	Waste Management, Inc.	133,663

		626,719

Communications Equipment (0.9%):
188	Arista Networks, Inc.*	39,612
16,541	Cisco Systems, Inc.	716,721
795	CommScope Holding Co., Inc.*	13,030
228	F5 Networks, Inc.*	36,943

Shares		Fair Value
Common Stocks, continued
Communications Equipment, continued
1,112	Juniper Networks, Inc.	$29,924
566	Motorola Solutions, Inc.	65,113
20,385	Nokia OYJ	117,766
338	Palo Alto Networks, Inc.*	63,662
10,526	Telefonaktiebolaget LM Ericsson, Class B	92,827

		1,175,598

Construction & Engineering (0.4%):
834	ACS Actividades de Construccion y Servicios SA	32,057
805	Bouygues SA	28,782
349	Cimic Group, Ltd.	10,668
295	Eiffage SA	24,677
1,625	Ferrovial SA	32,770
547	Fluor Corp.	17,613
76	Hochtief AG	10,242
481	Jacobs Engineering Group, Inc.	28,120
800	JGC Corp.	11,169
1,500	Kajima Corp.	20,110
2,600	Obayashi Corp.	23,349
2,000	Shimizu Corp.	16,439
1,213	Skanska AB, Class B	19,378
583	SNC-Lavalin Group, Inc.	19,613
800	TAISEI Corp.	34,017
1,791	Vinci SA	147,160
377	WSP Global, Inc.	16,204

		492,368

Construction Materials (0.3%):
4,102	Boral, Ltd.	14,269
3,045	CRH plc	80,256
3,025	Fletcher Building, Ltd.*	9,901
529	HeidelbergCement AG	32,348
71	Imerys SA	3,396
1,726	James Hardie Industries SE	18,377
1,767	LafargeHolcim, Ltd., Registered Shares	73,046
202	Martin Marietta Materials, Inc.	34,718
500	Taiheiyo Cement Corp.	15,391
496	Vulcan Materials Co.	49,005

		330,707

Consumer Finance (0.4%):
1,300	ACOM Co., Ltd.	4,278
400	Aeon Credit Service Co., Ltd.	7,186
1,383	Ally Financial, Inc.	31,339
2,570	American Express Co.	244,971
1,679	Capital One Financial Corp.	126,916
700	Credit Saison Co., Ltd.	8,165
1,196	Discover Financial Services	70,540
2,362	Synchrony Financial	55,413

		548,808

Containers & Packaging (0.2%):
3,908	Amcor, Ltd.^	36,463
282	Avery Dennison Corp.	25,332
1,091	Ball Corp.	50,164
545	CCL Industries, Inc.	19,987
409	Crown Holdings, Inc.*	17,002
1,337	International Paper Co.	53,962
370	Packaging Corp. of America	30,880

See accompanying notes to the financial statements.

7

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Containers & Packaging, continued
609	Sealed Air Corp.	$21,218
820	Smurfit Kappa Group plc	21,773
600	Toyo Seikan Kaisha, Ltd.	13,689
841	WestRock Co.	31,756

		322,226

Distributors (0.1%):
510	Genuine Parts Co.	48,970
400	Jardine Cycle & Carriage, Ltd.	10,328
1,183	LKQ Corp.*	28,073

		87,371

Diversified Consumer Services (0.0%)†:
400	Benesse Holdings, Inc.	10,173
633	H&R Block, Inc.	16,059

		26,232

Diversified Financial Services (1.1%):
11,633	AMP, Ltd.	20,076
856	AXA Equitable Holdings, Inc.	14,235
4,569	Berkshire Hathaway, Inc., Class B*	932,898
200	Century Tokyo Leasing Corp.	8,703
2,251	Challenger, Ltd.	15,043
152	Eurazeo Se	10,729
446	EXOR NV	24,097
262	Groupe Bruxelles Lambert SA	22,751
681	Industrivarden AB, Class C	13,823
1,625	Investor AB, Class B	69,106
1,211	Jefferies Financial Group, Inc.	21,023
827	Kinnevik AB	20,021
342	L E Lundbergforetagen AB	10,114
1,300	Mitsubishi UFJ Lease & Finance Co., Ltd.	6,230
317	Onex Corp.	17,267
4,600	ORIX Corp.	66,845
88	Pargesa Holding SA	6,360
7,483	Standard Life Aberdeen plc	24,481
633	Voya Financial, Inc.	25,409
105	Wendel	12,593

		1,341,804

Diversified Telecommunication Services (2.0%):
25,757	AT&T, Inc.	735,105
597	BCE, Inc.	23,587
582	Belgacom SA	15,706
6,945	Bezeq Israeli Telecommunication Corp., Ltd. (The)	6,800
28,671	BT Group plc	86,775
3,542	CenturyLink, Inc.	53,661
11,755	Deutsche Telekom AG, Registered Shares	199,651
563	Elisa OYJ	23,311
7,242	France Telecom SA	117,177
14,000	HKT Trust & HKT, Ltd.	20,158
103	Iliad SA	14,393
10,691	Koninklijke (Royal) KPN NV	31,243
2,400	Nippon Telegraph & Telephone Corp.	97,732
21,000	PCCW, Ltd.	12,082
27,900	Singapore Telecommunications, Ltd.	59,860
88	Swisscom AG, Registered Shares	42,130
6,633	Telecom Corp. of New Zealand, Ltd.	18,417
21,887	Telecom Italia SpA	10,460

Shares		Fair Value
Common Stocks, continued
Diversified Telecommunication Services, continued
41,770	Telecom Italia SpA*	$23,137
3,135	Telefonica Deutschland Holding AG	12,265
16,429	Telefonica SA	138,646
2,495	Telenor ASA	48,196
10,107	Telia Co AB	47,987
12,950	Telstra Corp., Ltd.	25,989
752	TELUS Corp.^	24,929
838	TPG Telecom, Ltd.	3,800
475	United Internet AG, Registered Shares	20,776
14,539	Verizon Communications, Inc.	817,382
709	Zayo Group Holdings, Inc.*	16,194

		2,747,549

Electric Utilities (2.0%):
765	Alliant Energy Corp.	32,321
1,767	American Electric Power Co., Inc.	132,066
6,654	AusNet Services	7,290
2,200	Chubu Electric Power Co., Inc.	31,288
1,100	Chugoku Electric Power Co., Inc. (The)	14,264
2,000	CK Infrastructure Holdings, Ltd.	15,098
6,000	CLP Holdings, Ltd.	67,640
2,524	Duke Energy Corp.	217,821
1,181	Edison International	67,045
9,354	EDP — Energias de Portugal SA	32,627
2,156	Electricite de France	33,967
225	Emera, Inc.	7,205
1,138	Endesa SA^	26,188
28,886	Enel SpA	166,623
637	Entergy Corp.	54,827
999	Evergy, Inc.	56,713
1,167	Eversource Energy	75,902
3,369	Exelon Corp.	151,942
1,742	FirstEnergy Corp.	65,412
1,522	Fortis, Inc.	50,745
1,472	Fortum OYJ	32,280
7,500	HK Electric Investments, Ltd.^	7,558
4,500	Hongkong Electric Holdings, Ltd.	31,244
1,223	Hydro One, Ltd.^	18,143
21,782	Iberdrola SA^	174,264
2,500	Kansai Electric Power Co., Inc. (The)	37,545
1,100	Kyushu Electric Power Co., Inc.	13,082
1,671	NextEra Energy, Inc.	290,453
776	OGE Energy Corp.	30,411
680	Orsted A/S	45,527
1,798	PG&E Corp.*	42,703
367	Pinnacle West Capital Corp.	31,268
2,382	PPL Corp.	67,482
1,396	Red Electrica Corporacion SA	31,091
3,382	Scottish & Southern Energy plc	46,493
3,593	Southern Co. (The)	157,805
5,043	Terna SpA	28,623
1,200	Tohoku Electric Power Co., Inc.	15,775
5,700	Tokyo Electric Power Co., Inc. (The)*	33,713
244	Verbund AG, Class A	10,411
1,789	Xcel Energy, Inc.	88,144

		2,540,999

See accompanying notes to the financial statements.

8

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Electrical Equipment (0.9%):
6,365	ABB, Ltd.	$121,402
124	Acuity Brands, Inc.	14,254
852	AMETEK, Inc.	57,680
1,570	Eaton Corp. plc	107,796
2,178	Emerson Electric Co.	130,135
400	Fuji Electric Holdings Co., Ltd.	11,665
901	Legrand SA	50,705
17,934	Melrose Industries plc	37,132
6,500	Mitsubishi Electric Corp.	71,269
800	Nidec Corp.	91,696
350	OSRAM Licht AG	15,194
907	Prysmian SpA	17,584
449	Rockwell Automation, Inc.	67,566
1,955	Schneider Electric SA	133,033
672	Sensata Technologies Holding plc*	30,132
973	Siemens Gamesa Renewable Energy*	11,788
702	Vestas Wind Systems A/S	53,313

		1,022,344

Electronic Equipment, Instruments & Components (0.8%):
700	ALPS Electric Co., Ltd.	13,521
1,094	Amphenol Corp., Class A	88,637
272	Arrow Electronics, Inc.*	18,754
509	CDW Corp.	41,254
658	Cognex Corp.	25,445
2,778	Corning, Inc.	83,923
2,085	Flextronics International, Ltd.*	15,867
420	FLIR Systems, Inc.	18,287
500	Hamamatsu Photonics K.K.	16,920
890	Hexagon AB, Class B	41,102
105	Hirose Electric Co., Ltd.	10,393
300	Hitachi High-Technologies Corp.	9,359
3,400	Hitachi, Ltd.	90,391
218	Ingenico Group^	12,328
143	IPG Photonics Corp.*	16,200
300	Keyence Corp.	151,215
683	Keysight Technologies, Inc.*	42,401
1,200	Kyocera Corp.	59,683
600	Murata Manufacturing Co., Ltd.	82,684
400	Nippon Electric Glass Co., Ltd.	9,727
700	Omron Corp.	25,234
700	Shimadzu Corp.	13,699
400	TDK Corp.	28,466
1,254	TE Connectivity, Ltd.	94,840
896	Trimble Navigation, Ltd.*	29,487
1,000	Venture Corp., Ltd.	10,137
700	Yaskawa Electric Corp.	16,954
900	Yokogawa Electric Corp.	15,440

		1,082,348

Energy Equipment & Services (0.2%):
1,805	Baker Hughes, a GE Co.	38,808
2,980	Halliburton Co.	79,208
427	Helmerich & Payne, Inc.	20,470
2,567	John Wood Group plc	16,433
1,360	National-Oilwell Varco, Inc.	34,952
4,918	Schlumberger, Ltd.	177,441
1,519	Technipfmc plc	29,742

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services, continued
1,915	Tenaris SA	$20,525
1,151	WorleyParsons, Ltd.	9,255

		426,834

Entertainment (1.4%):
2,550	Activision Blizzard, Inc.	118,754
500	DeNA Co., Ltd.	8,322
1,079	Electronic Arts, Inc.*	85,144
300	Konami Corp.	13,212
765	Liberty Media Group, Class C*	23,486
548	Live Nation, Inc.*	26,989
1,531	Netflix, Inc.*	409,787
1,400	Nexon Co., Ltd.*	17,887
400	Nintendo Co., Ltd.	105,699
402	Take-Two Interactive Software, Inc.*	41,382
400	Toho Co., Ltd.	14,457
3,701	Twenty-First Century Fox, Inc.	178,092
1,543	Twenty-First Century Fox, Inc., Class B	73,725
274	UbiSoft Entertainment SA*	21,979
1,259	Viacom, Inc., Class B	32,356
3,773	Vivendi Universal SA	91,661
5,270	Walt Disney Co. (The)	577,855

		1,840,787

Equity Real Estate Investment Trusts (2.4%):
373	Alexandria Real Estate Equities, Inc.	42,985
1,545	American Tower Corp.	244,404
9,400	Ascendas Real Estate Investment Trust	17,679
493	AvalonBay Communities, Inc.	85,807
553	Boston Properties, Inc.	62,240
2,984	British Land Co. plc	20,273
881	Brookfield Property REIT, Inc., Class A	14,184
349	Camden Property Trust	30,729
10,600	CapitaLand Commercial Trust	13,585
10,000	CapitaMall Trust	16,550
1,476	Crown Castle International Corp.	160,338
5	Daiwahouse Residential Investment Corp.	11,194
3,890	Dexus Property Group	29,086
710	Digital Realty Trust, Inc.	75,651
1,337	Duke Realty Corp.	34,628
272	Equinix, Inc.	95,896
1,317	Equity Residential Property Trust	86,935
221	Essex Property Trust, Inc.	54,191
424	Extra Space Storage, Inc.	38,364
237	Federal Realty Investment Trust	27,975
126	Fonciere des Regions SA	12,129
158	Gecina SA	20,394
7,223	GPT Group	27,161
290	H&R Real Estate Investment Trust	4,387
3,070	Hammerson plc	12,854
1,580	HCP, Inc.	44,129
2,539	Host Hotels & Resorts, Inc.	42,325
90	ICADE	6,841
1,183	Invitation Homes, Inc.	23,755
957	Iron Mountain, Inc.	31,016
2	Japan Prime Realty Investment Corp.	7,596
5	Japan Real Estate Investment Corp.	28,082
11	Japan Retail Fund Investment Corp.	22,028

See accompanying notes to the financial statements.

9

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
1,638	Kimco Realty Corp.	$23,997
640	Klepierre	19,702
2,886	Land Securities Group plc	29,581
566	Liberty Property Trust	23,704
7,500	Link REIT (The)	75,534
365	Macerich Co. (The)	15,797
5,806	Macquarie Goodman Group	43,449
370	Mid-America Apartment Communities, Inc.	35,409
14,289	Mirvac Group	22,539
493	National Retail Properties, Inc.	23,915
5	Nippon Building Fund, Inc.	31,493
6	Nippon Prologis REIT, Inc.	12,668
15	Nomura Real Estate Master Fund, Inc.	19,743
2,185	ProLogis, Inc.	128,303
557	Public Storage, Inc.	112,742
1,040	Realty Income Corp.	65,562
566	Regency Centers Corp.	33,213
626	RioCan REIT	10,915
397	SBA Communications Corp.*	64,270
17,626	Scentre Group	48,403
3,901	SERGO plc	29,257
1,084	Simon Property Group, Inc.	182,101
320	SL Green Realty Corp.	25,306
240	Smart Real Estate Investment Trust	5,421
8,725	Stockland Trust Group	21,641
8,200	Suntec REIT	10,687
891	UDR, Inc.	35,301
491	Unibail-Rodamco-Westfield	75,833
11	United Urban Investment Corp.	17,059
1,261	Ventas, Inc.	73,882
2,998	VEREIT, Inc.	21,436
12,778	Vicinity Centres	23,391
592	Vornado Realty Trust	36,722
1,360	Welltower, Inc.	94,398
2,695	Weyerhaeuser Co.	58,913
576	WP Carey, Inc.	37,636

		3,035,314

Food & Staples Retailing (1.6%):
2,100	Aeon Co., Ltd.	41,334
1,573	Alimentation Couche-Tard, Inc.	78,257
2,139	Carrefour SA	36,452
240	Casino Guichard-Perrachon SA	9,962
4,032	Coles Group, Ltd.*	33,334
152	Colruyt SA	10,827
1,545	Costco Wholesale Corp.	314,732
1,200	Dairy Farm International Holdings, Ltd.	10,838
460	Empire Co., Ltd., Class A	9,716
200	FamilyMart Co., Ltd.	25,271
182	ICA Gruppen AB	6,515
6,388	J Sainsbury plc	21,537
1,005	Jeronimo Martins SGPS SA	11,897
4,353	Koninklijke Ahold Delhaize NV	109,801
2,807	Kroger Co. (The)	77,193
200	LAWSON, Inc.	12,701
685	Loblaw Cos., Ltd.	30,667
706	METRO AG^	10,854

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing, continued
776	Metro, Inc.	$26,913
2,700	Seven & I Holdings Co., Ltd.	117,580
200	Sundrug Co., Ltd.	5,950
1,723	Sysco Corp.	107,963
34,175	Tesco plc	82,799
100	Tsuruha Holdings, Inc.	8,579
2,951	Walgreens Boots Alliance, Inc.	201,642
5,233	Wal-Mart Stores, Inc.	487,453
200	Welcia Holdings Co., Ltd.	9,085
4,032	Wesfarmers, Ltd.	91,545
310	Weston (George), Ltd.	20,451
8,734	William Morrison Supermarkets plc	23,669
4,614	Woolworths, Ltd.	95,586

		2,131,103

Food Products (1.8%):
2,687	A2 Milk Co., Ltd.*	19,865
1,500	Ajinomoto Co., Inc.	26,614
1,952	Archer-Daniels-Midland Co.	79,973
1,195	Associated British Foods plc	31,075
8	Barry Callebaut AG, Registered Shares	12,446
553	Bunge, Ltd.	29,552
300	Calbee, Inc.	9,377
713	Campbell Soup Co.	23,522
1,740	Conagra Brands, Inc.	37,166
2,221	Danone SA	156,513
2,121	General Mills, Inc.	82,592
17,600	Golden Agri-Resources, Ltd.	3,156
477	Hershey Co. (The)	51,125
1,046	Hormel Foods Corp.	44,643
220	Ingredion, Inc.	20,108
436	JM Smucker Co. (The)	40,762
921	Kellogg Co.	52,506
593	Kerry Group plc, Class A	58,572
500	Kikkoman Corp.	26,836
2,157	Kraft Heinz Co. (The)	92,837
525	Lamb Weston Holdings, Inc.	38,619
4	Lindt & Spruengli AG	24,858
1,474	Marine Harvest	31,051
410	McCormick & Co.	57,088
400	Meiji Holdings Co., Ltd.	32,598
5,133	Mondelez International, Inc., Class A	205,475
10,978	Nestle SA, Registered Shares	892,884
300	Nippon Meat Packers, Inc.	11,279
800	Nisshin Seifun Group, Inc.	16,518
200	Nissin Foods Holdings Co., Ltd.	12,552
3,107	Orkla ASA, Class A	24,448
790	Saputo, Inc.	22,681
300	Toyo Suisan Kaisha, Ltd.	10,471
1,095	Tyson Foods, Inc., Class A	58,473
31,500	WH Group, Ltd.	24,021
7,700	Wilmar International, Ltd.	17,645
400	Yakult Honsha Co., Ltd.	28,049
500	Yamazaki Baking Co., Ltd.	10,476

		2,418,426

Gas Utilities (0.3%):
608	AltaGas, Ltd.	6,191

See accompanying notes to the financial statements.

10

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Gas Utilities, continued
3,678	APA Group	$22,014
417	Atmos Energy Corp.	38,665
1,377	Gas Natural SDG SA	34,929
32,340	Hong Kong & China Gas Co., Ltd.	66,748
1,300	Osaka Gas Co., Ltd.	23,758
300	Toho Gas Co., Ltd.	12,643
1,400	Tokyo Gas Co., Ltd.	35,410
558	UGI Corp.	29,769

		270,127

Health Care Equipment & Supplies (2.6%):
6,236	Abbott Laboratories	451,050
153	ABIOMED, Inc.*	49,731
280	Align Technology, Inc.*	58,640
300	Asahi Intecc Co., Ltd.	12,771
1,790	Baxter International, Inc.	117,818
929	Becton, Dickinson & Co.	209,322
159	bioMerieux	10,479
4,956	Boston Scientific Corp.*	175,145
212	Cochlear, Ltd.	25,755
461	Coloplast A/S, Class B	42,833
4,781	Convatec Group plc	8,444
163	Cooper Cos., Inc. (The)	41,484
2,230	Danaher Corp.	229,958
721	Dentsply Sirona, Inc.	26,828
317	DexCom, Inc.*	37,977
747	Edwards Lifesciences Corp.*	114,418
1,016	Essilor International SA Compagnie Generale d’Optique	128,276
1,684	Fisher & Paykel Healthcare Corp., Ltd.	14,597
974	Hologic, Inc.*	40,031
1,300	HOYA Corp.	79,470
314	IDEXX Laboratories, Inc.*	58,410
405	Intuitive Surgical, Inc.*	193,963
3,253	Koninklijke Philips Electronics NV	114,630
4,741	Medtronic plc	431,241
1,100	Olympus Co., Ltd.	33,641
482	ResMed, Inc.	54,885
129	Sartorius AG	16,107
556	Siemens Healthineers AG*	23,276
2,931	Smith & Nephew plc	54,503
211	Sonova Holding AG, Registered Shares	34,418
39	Straumann Holding AG, Registered Shares	24,678
1,183	Stryker Corp.	185,435
600	Sysmex Corp.	28,952
170	Teleflex, Inc.	43,942
1,000	Terumo Corp.	56,187
318	Varian Medical Systems, Inc.*	36,033
379	William Demant Holding A/S*	10,746
735	Zimmer Holdings, Inc.	76,234

		3,352,308

Health Care Providers & Services (2.0%):
700	Alfresa Holdings Corp.	18,113
588	AmerisourceBergen Corp.	43,747
907	Anthem, Inc.	238,205
1,143	Cardinal Health, Inc.	50,978
746	Centene Corp.*	86,014
1,348	Cigna Corp.	256,012

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
4,594	CVS Health Corp.	$300,999
479	DaVita, Inc.*	24,649
746	Fresenius Medical Care AG & Co., KGaA	48,451
1,407	Fresenius SE & Co. KGaA	68,001
982	HCA Healthcare, Inc.	122,210
559	Henry Schein, Inc.*	43,893
479	Humana, Inc.	137,224
366	Laboratory Corp. of America Holdings*	46,248
692	McKesson Corp.	76,445
400	Medipal Holdings Corp.	8,654
378	NMC Health plc	13,212
496	Quest Diagnostics, Inc.	41,302
548	Ramsay Health Care, Ltd.	22,277
947	Ryman Healthcare, Ltd.	6,803
1,491	Sonic Healthcare, Ltd.	23,213
300	Suzuken Co., Ltd.	15,399
3,389	UnitedHealth Group, Inc.	844,267
292	Universal Health Services, Inc., Class B	34,036
179	WellCare Health Plans, Inc.*	42,260

		2,612,612

Health Care Technology (0.1%):
1,083	Cerner Corp.*	56,793
1,400	M3, Inc.	18,974
435	Veeva Systems, Inc., Class A*	38,854

		114,621

Hotels, Restaurants & Leisure (1.7%):
683	Accor SA	28,961
929	Aramark Holdings Corp.	26,913
2,102	Aristocrat Leisure, Ltd.	32,096
1,555	Carnival Corp., Class A	76,662
602	Carnival plc	28,872
93	Chipotle Mexican Grill, Inc.*	40,156
5,600	Compass Group plc	117,552
1,460	Crown, Ltd.	12,193
413	Darden Restaurants, Inc.	41,242
255	Domino’s Pizza Enterprises, Ltd.	7,299
131	Domino’s Pizza, Inc.	32,487
207	Flight Centre, Ltd.	6,256
7,000	Galaxy Entertainment Group, Ltd.	43,941
21,700	Genting Singapore, Ltd.	15,538
1,984	GVC Holdings plc	17,050
1,039	Hilton Worldwide Holdings, Inc.	74,600
574	Intercontinental Hotels Group plc	30,887
1,404	Las Vegas Sands Corp.	73,078
1,017	Marriott International, Inc., Class A	110,406
2,750	McDonald’s Corp.	488,317
200	McDonald’s Holdings Co., Ltd.^	8,522
763	Melco Resorts & Entertainment, Ltd., ADR	13,444
2,822	Merlin Entertainments plc	11,419
2,400	MGM China Holdings, Ltd.	4,040
1,831	MGM Resorts International	44,420
784	Norwegian Cruise Line Holdings, Ltd.*	33,234
700	Oriental Land Co., Ltd.	71,082
308	Paddy Power plc	25,230
873	Restaurant Brands International, Inc.	45,614
578	Royal Caribbean Cruises, Ltd.	56,523

See accompanying notes to the financial statements.

11

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
8,000	Sands China, Ltd.	$34,646
4,000	Shangri-La Asia, Ltd.	5,894
10,000	SJM Holdings, Ltd.	9,220
301	Sodexo SA	30,780
4,778	Starbucks Corp.	307,703
634	Stars Group, Inc. (The)*	10,469
5,762	Tabcorp Holdings, Ltd.	17,406
1,739	TUI AG	24,953
136	Vail Resorts, Inc.	28,672
593	Whitbread plc	34,515
5,200	Wynn Macau, Ltd.	11,190
365	Wynn Resorts, Ltd.	36,102
1,155	Yum! Brands, Inc.	106,168

		2,275,752

Household Durables (0.6%):
3,899	Barratt Developments plc	23,011
503	Berkeley Group Holdings plc (The)	22,307
900	Casio Computer Co., Ltd.	10,783
1,209	D.R. Horton, Inc.	41,903
862	Electrolux AB, Series B, B Shares	18,274
343	Garmin, Ltd.	21,719
1,713	Husqvarna AB, Class B	12,743
600	Iida Group Holdings Co., Ltd.	10,485
538	Leggett & Platt, Inc.	19,282
1,070	Lennar Corp., Class A	41,890
220	Mohawk Industries, Inc.*	25,731
1,786	Newell Brands, Inc.	33,202
1,300	Nikon Corp.	19,267
11	NVR, Inc.*	26,807
8,200	Panasonic Corp.	73,585
1,137	Persimmon plc	27,852
948	PulteGroup, Inc.	24,639
100	Rinnai Corp.	6,550
92	SEB SA	11,838
1,200	Sekisui Chemical Co., Ltd.	17,758
1,900	Sekisui House, Ltd.	27,861
800	Sharp Corp.	8,131
4,500	Sony Corp.	216,735
10,282	Taylor Wimpey plc	17,782
4,000	Techtronic Industries Co., Ltd.	21,085
255	Whirlpool Corp.	27,252

		808,472

Household Products (1.2%):
869	Church & Dwight Co., Inc.	57,145
440	Clorox Co. (The)	67,822
2,895	Colgate-Palmolive Co.	172,310
2,044	Essity AB, Class B	50,257
336	Henkel AG & Co. KGaA	33,039
1,250	Kimberly-Clark Corp.	142,425
1,000	Lion Corp.	20,630
400	Pigeon Corp.	17,274
8,829	Procter & Gamble Co. (The)	811,562
2,332	Reckitt Benckiser Group plc	178,058
1,300	Unicharm Corp.	42,005

		1,592,527

Shares		Fair Value
Common Stocks, continued
Independent Power and Renewable Electricity Producers (0.1%):
2,498	AES Corp. (The)	$36,121
500	Electric Power Development Co., Ltd.	11,844
3,164	Meridian Energy, Ltd.	7,200
1,087	NRG Energy, Inc.	43,045
787	Uniper SE	20,373
1,185	Vistra Energy Corp.*	27,125

		145,708

Industrial Conglomerates (1.4%):
2,081	3M Co., Class C	396,514
9,500	CK Hutchison Holdings, Ltd.	90,791
329	DCC plc	25,006
30,807	General Electric Co.	233,209
2,627	Honeywell International, Inc.	347,079
800	Jardine Matheson Holdings, Ltd.	55,703
700	Jardine Strategic Holdings, Ltd.	25,574
400	Keihan Electric Railway Co., Ltd.	16,273
4,300	Keppel Corp., Ltd.	18,687
5,370	NWS Holdings, Ltd.	11,021
361	Roper Industries, Inc.	96,214
700	Seibu Holdings, Inc.	12,144
3,000	SembCorp Industries, Ltd.	5,604
2,721	Siemens AG, Registered Shares	303,430
1,528	Smiths Group plc	26,451
2,300	Toshiba Corp.	65,300

		1,729,000

Insurance (4.0%):
586	Admiral Group plc	15,231
6,113	AEGON NV	28,414
2,742	Aflac, Inc.	124,926
624	Ageas NV	28,029
43,200	AIA Group, Ltd.	355,397
57	Alleghany Corp.	35,529
1,541	Allianz SE, Registered Shares+	309,184
1,256	Allstate Corp. (The)	103,783
235	American Financial Group, Inc.	21,275
3,162	American International Group, Inc.	124,614
843	Aon plc	122,538
1,506	Arch Capital Group, Ltd.*	40,239
626	Arthur J. Gallagher & Co.	46,136
4,263	Assicurazioni Generali SpA	71,325
174	Assurant, Inc.	15,563
572	Athene Holding, Ltd.*	22,783
13,387	Aviva plc	63,839
7,004	AXA SA	150,885
160	Baloise Holding AG, Registered Shares	22,093
327	Brighthouse Financial, Inc.*	9,967
1,663	Chubb, Ltd.	214,826
539	Cincinnati Financial Corp.	41,729
697	CNP Assurances SA	14,741
3,700	Dai-ichi Life Insurance Co., Ltd.	57,340
5,556	Direct Line Insurance Group plc	22,500
130	Everest Re Group, Ltd.	28,309
91	Fairfax Financial Holdings, Ltd.	40,065
928	FNF Group	29,176
727	Gjensidige Forsikring ASA	11,331

See accompanying notes to the financial statements.

12

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Insurance, continued
1,141	Great-West Lifeco, Inc.	$23,556
228	Hannover Rueck SE	30,730
1,259	Hartford Financial Services Group, Inc. (The)	55,963
396	Industrial Alliance Insurance & Financial Services, Inc.	12,640
8,236	Insurance Australia Group, Ltd.	40,596
462	Intact Financial Corp.	33,572
5,500	Japan Post Holdings Co., Ltd.	63,245
22,081	Legal & General Group plc	64,782
739	Lincoln National Corp.	37,918
993	Loews Corp.	45,201
6,859	Manulife Financial Corp.	97,332
2,456	MAPFRE SA^	6,509
47	Markel Corp.*	48,788
1,777	Marsh & McLennan Cos., Inc.	141,717
10,769	Medibank Private, Ltd.	19,489
3,031	MetLife, Inc.	124,453
1,600	MS&AD Insurance Group Holdings, Inc.	45,423
523	Muenchener Rueckversicherungs-Gesellschaft AG	114,119
1,200	NKSJ Holdings, Inc.	40,511
1,129	NN Group NV	44,843
1,409	Poste Italiane SpA	11,307
1,028	Power Corp. of Canada	18,474
922	Power Financial Corp.	17,447
968	Principal Financial Group, Inc.	42,757
2,056	Progressive Corp. (The)	124,038
1,492	Prudential Financial, Inc.	121,673
8,994	Prudential plc	160,671
4,484	QBE Insurance Group, Ltd.	31,890
228	Reinsurance Group of America, Inc.	31,972
160	RenaissanceRe Holdings, Ltd.	21,392
4,071	RSA Insurance Group plc	26,558
1,525	Sampo OYJ, Class A	67,032
535	SCOR SA	24,092
500	Sony Financial Holdings, Inc.	9,282
2,176	Sun Life Financial, Inc.	72,199
4,547	Suncorp-Metway, Ltd.	40,439
130	Swiss Life Holding AG, Registered Shares	50,198
1,048	Swiss Re AG	96,332
1,800	T&D Holdings, Inc.	20,768
2,400	Tokio Marine Holdings, Inc.	114,101
389	Torchmark Corp.	28,992
948	Travelers Cos., Inc. (The)	113,523
433	Tryg A/S	10,902
730	UnumProvident Corp.	21,447
358	W.R. Berkley Corp.	26,460
443	Willis Towers Watson plc	67,274
551	Zurich Insurance Group AG	164,700

		4,799,074

Interactive Media & Services (2.8%):
1,053	Alphabet, Inc., Class A*	1,100,343
1,110	Alphabet, Inc., Class C*	1,149,527
3,847	Auto Trader Group plc	22,199
8,506	Facebook, Inc., Class A*	1,115,052
281	IAC/InterActiveCorp.*	51,434
700	Kakaku.com, Inc.	12,312
200	Line Corp.*	6,838
117	REA Group, Ltd.	6,095

Shares		Fair Value
Common Stocks, continued
Interactive Media & Services, continued
342	TripAdvisor, Inc.*	$18,447
2,488	Twitter, Inc.*	71,505
10,200	Yahoo! Japan Corp.	25,628
443	Zillow Group, Inc., Class C*^	13,990

		3,593,370

Internet & Direct Marketing Retail (2.1%):
1,465	Amazon.com, Inc.*	2,200,387
167	Booking Holdings, Inc.*	287,644
335	Delivery Hero AG*	12,440
3,315	eBay, Inc.*	93,052
419	Expedia, Inc.	47,200
324	GrubHub, Inc.*	24,886
151	MercadoLibre, Inc.*	44,220
1,663	Qurate Retail, Inc.*	32,462
3,100	Rakuten, Inc.	20,615
700	Start Today Co., Ltd.	12,637
203	Wayfair, Inc., Class A*	18,286
340	Zalando SE*^	8,736

		2,802,565

IT Services (3.4%):
2,253	Accenture plc, Class C	317,697
597	Akamai Technologies, Inc.*	36,465
169	Alliance Data Systems Corp.	25,364
1,573	Amadeus IT Holding SA	109,512
346	Atos Origin SA	28,148
1,534	Automatic Data Processing, Inc.	201,138
403	Broadridge Financial Solutions, Inc.	38,789
584	Capgemini SA	57,648
903	CGI Group, Inc., Class A*	55,238
2,065	Cognizant Technology Solutions Corp., Class A	131,086
1,800	Computershare, Ltd.	21,788
1,004	DXC Technology Co.	53,383
1,178	Fidelity National Information Services, Inc.	120,804
1,734	First Data Corp., Class A*	29,322
1,435	Fiserv, Inc.*	105,458
295	FleetCor Technologies, Inc.*	54,787
700	Fujitsu, Ltd.	43,889
324	Gartner, Inc.*	41,420
543	Global Payments, Inc.	56,000
543	GoDaddy, Inc., Class A*	35,632
3,237	International Business Machines Corp.	367,950
261	Jack Henry & Associates, Inc.	33,022
478	Leidos Holdings, Inc.	25,200
3,264	MasterCard, Inc., Class A	615,754
440	Nomura Research Institute, Ltd.	16,177
2,500	NTT Data Corp.	27,317
200	OBIC Co., Ltd.	15,308
400	Otsuka Corp.	10,953
1,176	Paychex, Inc.	76,616
3,936	PayPal Holdings, Inc.*	330,978
986	Sabre Corp.	21,337
300	Shopify, Inc., Class A*	41,535
1,081	Square, Inc., Class A*	60,633
563	Total System Services, Inc.	45,766
393	VeriSign, Inc.*	58,278
6,301	Visa, Inc., Class A	831,353

See accompanying notes to the financial statements.

13

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
IT Services, continued
1,477	Western Union Co.	$25,198
411	Wirecard AG	62,559
155	Wix.com, Ltd.*	14,003
1,079	Worldpay, Inc., Class A*	82,468

		4,325,973

Leisure Products (0.2%):
443	Hasbro, Inc.	35,993
1,326	Mattel, Inc.*^	13,247
700	Namco Bandai Holdings, Inc.	31,236
239	Polaris Industries, Inc.	18,327
200	Sankyo Co., Ltd.	7,574
800	Sega Sammy Holdings, Inc.	11,283
200	Shimano, Inc.	28,437
500	Yamaha Corp.	21,231

		167,328

Life Sciences Tools & Services (0.7%):
1,170	Agilent Technologies, Inc.	78,928
44	Eurofins Scientific SE	16,337
508	Illumina, Inc.*	152,364
581	IQVIA Holdings, Inc.*	67,495
267	Lonza Group AG, Registered Shares	69,442
83	Mettler-Toledo International, Inc.*	46,943
839	Qiagen NV*	28,605
99	Sartorius Stedim Biotech	9,877
1,422	Thermo Fisher Scientific, Inc.	318,230
282	Waters Corp.*	53,199

		841,420

Machinery (1.8%):
1,121	Alfa Laval AB	23,945
607	Alstom SA	24,445
1,300	AMADA Co., Ltd.	11,596
291	Andritz AG	13,384
2,458	Atlas Copco AB, Class A	58,756
1,444	Atlas Copco AB, Class B	31,677
2,118	Caterpillar, Inc.	269,134
3,515	CNH Industrial NV	31,618
528	Cummins, Inc.	70,562
400	Daifuku Co., Ltd.	18,034
1,074	Deere & Co.	160,209
526	Dover Corp.	37,320
2,458	Epiroc AB, Class A*	23,356
1,444	Epiroc AB, Class B*	12,933
700	FANUC Corp.	105,252
458	Flowserve Corp.	17,413
1,055	Fortive Corp.	71,381
524	GEA Group AG	13,511
1,200	Hino Motors, Ltd.	11,270
200	Hitachi Construction Machinery Co., Ltd.	4,633
200	Hoshizaki Electric Co., Ltd.	12,253
258	IDEX Corp.	32,575
600	IHI Corp.	16,472
1,072	Illinois Tool Works, Inc.	135,812
891	Ingersoll-Rand plc	81,286
800	JTEKT Corp.	8,854
500	Kawasaki Heavy Industries, Ltd.	10,634
282	Kion Group AG	14,310

Shares		Fair Value
Common Stocks, continued
Machinery, continued
3,300	Komatsu, Ltd.	$70,305
1,245	Kone OYJ, Class B	59,299
3,700	Kubota Corp.	52,106
200	Kurita Water Industries, Ltd.	4,805
800	Makita Corp.	28,333
472	Metso Corp. OYJ	12,448
210	Middleby Corp. (The)*	21,573
1,400	Minebea Co., Ltd.	20,107
1,000	Misumi Group, Inc.	20,873
1,100	Mitsubishi Heavy Industries, Ltd.	39,517
400	Nabtesco Corp.	8,608
1,000	NGK Insulators, Ltd.	13,482
1,100	NSK, Ltd.	9,431
1,294	PACCAR, Inc.	73,939
468	Parker Hannifin Corp.	69,798
503	Pentair plc	19,003
3,740	Sandvik AB	53,543
141	Schindler Holding AG	28,024
74	Schindler Holding AG, Registered Shares	14,397
1,203	SKF AB, Class B	18,328
200	SMC Corp.	59,748
190	Snap-On, Inc.	27,605
529	Stanley Black & Decker, Inc.	63,342
400	Sumitomo Heavy Industries, Ltd.	11,794
400	THK Co., Ltd.	7,434
5,294	Volvo AB, Class B	69,648
210	WABCO Holdings, Inc.*	22,541
287	Wabtec Corp.^	20,162
1,402	Wartsila Corp. OYJ, Class B	22,247
830	Weir Group plc (The)	13,645
611	Xylem, Inc.	40,766
8,500	Yangzijiang Shipbuilding Holdings, Ltd.	7,730

		2,327,206

Marine (0.0%)†:
11	A.P. Moeller — Maersk A/S, Class A	12,986
22	A.P. Moeller — Maersk A/S, Class B	27,770
180	Kuehne & Nagel International AG, Registered Shares	23,214
500	Mitsui O.S.K. Lines, Ltd.	10,865
600	Nippon Yusen Kabushiki Kaisha	9,298

		84,133

Media (0.9%):
179	Axel Springer AG	10,120
1,226	CBS Corp., Class B	53,601
564	Charter Communications, Inc., Class A*	160,723
16,218	Comcast Corp., Class A	552,224
400	Cyberagent, Inc.	15,621
800	Dentsu, Inc.	35,569
447	Discovery Communications, Inc., Class A*	11,059
1,175	Discovery Communications, Inc., Class C*	27,119
890	DISH Network Corp., Class A*	22,223
678	Eutelsat Communications SA	13,406
600	Hakuhodo DY Holdings, Inc.	8,515
4,548	Informa plc	36,464
1,246	Interpublic Group of Cos., Inc. (The)	25,705
13,978	ITV plc	22,179
176	JCDecaux SA	4,925

See accompanying notes to the financial statements.

14

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Media, continued
341	Liberty Broadband Corp., Class C*	$24,562
692	Liberty Global plc, Class A*	14,767
1,880	Liberty Global plc, Class C*	38,803
369	Liberty SiriusXM Group, Class A*	13,579
619	Liberty SiriusXM Group, Class C*	22,891
1,432	News Corp., Class A	16,253
804	Omnicom Group, Inc.^	58,885
2,536	Pearson plc	30,228
854	ProSiebenSat.1 Media AG	15,187
762	Publicis Groupe SA	43,605
170	RTL Group	9,098
351	Schibsted ASA, Class B	10,656
1,102	SES Global, Class A	21,105
1,640	Shaw Communications, Inc., Class B	29,688
1,500	Singapore Press Holdings, Ltd.	2,578
5,788	Sirius XM Holdings, Inc.^	33,049
227	Telenet Group Holding NV	10,537
4,388	WPP plc	47,121

		1,442,045

Metals & Mining (1.7%):
732	Agnico Eagle Mines, Ltd.	29,548
10,099	Alumina, Ltd.	16,209
3,834	Anglo American plc	84,742
1,249	Antofagasta plc	12,376
2,245	ArcelorMittal	46,314
4,195	Barrick Gold Corp.^	56,639
10,289	BHP Billiton, Ltd.^	248,186
7,636	BHP Group plc	159,615
1,801	BlueScope Steel, Ltd.	13,898
1,073	Boliden AB	23,350
2,679	First Quantum Minerals, Ltd.	21,668
6,052	Fortescue Metals Group, Ltd.^	17,732
667	Franco-Nevada Corp.^	46,778
5,129	Freeport-McMoRan Copper & Gold, Inc.	52,880
837	Fresnillo plc	9,147
40,299	Glencore International plc	148,615
3,385	Goldcorp, Inc.	33,156
1,100	Hitachi Metals, Ltd.	11,425
1,600	JFE Holdings, Inc.	25,461
4,800	Kinross Gold Corp.*	15,473
1,500	Kobe Steel, Ltd.	10,390
1,942	Lundin Mining Corp.	8,024
100	Maruichi Steel Tube, Ltd.	3,148
400	Mitsubishi Materials Corp.	10,488
2,479	Newcrest Mining, Ltd.	38,184
1,887	Newmont Mining Corp.	65,384
2,700	Nippon Steel Corp.	46,176
3,743	Norsk Hydro ASA	16,953
1,109	Nucor Corp.	57,457
338	Randgold Resources, Ltd.	27,958
4,194	Rio Tinto plc	199,943
1,254	Rio Tinto, Ltd.	69,343
18,228	South32, Ltd.	42,996
839	Steel Dynamics, Inc.	25,204
700	Sumitomo Metal & Mining Co., Ltd.	18,620
1,869	Teck Cominco, Ltd., Class B	40,242
1,419	ThyssenKrupp AG	24,352

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
3,978	Turquoise Hill Resources, Ltd.*	$6,557
415	Voestalpine AG	12,410
1,722	Wheaton Precious Metals Corp.	33,620

		1,830,661

Mortgage Real Estate Investment Trusts (0.1%):
1,856	AGNC Investment Corp.	32,554
4,415	Annaly Capital Management, Inc.	43,356

		75,910

Multiline Retail (0.4%):
218	Canadian Tire Corp., Class A	22,797
966	Dollar General Corp.	104,405
839	Dollar Tree, Inc.*	75,778
1,161	Dollarama, Inc.	27,617
400	Don Quijote Co., Ltd.	24,819
2,114	Harvey Norman Holdings, Ltd.	4,708
1,300	Isetan Mitsukoshi Holdings, Ltd.	14,354
900	J. Front Retailing Co., Ltd.	10,404
602	Kohl’s Corp.	39,937
1,005	Macy’s, Inc.	29,929
6,217	Marks & Spencer Group plc	19,592
700	MARUI GROUP Co., Ltd.	13,538
458	Next plc	23,304
372	Nordstrom, Inc.	17,339
500	Takashimaya Co., Ltd.	6,354
1,721	Target Corp.	113,741

		548,616

Multi-Utilities (0.9%):
2,174	AGL Energy, Ltd.	31,451
854	Ameren Corp.	55,706
348	Atco, Ltd.^	9,843
463	Canadian Utilities, Ltd., Class A	10,624
1,764	CenterPoint Energy, Inc.	49,798
19,614	Centrica plc	33,722
983	CMS Energy Corp.	48,806
1,123	Consolidated Edison, Inc.	85,865
2,292	Dominion Energy, Inc.	163,785
615	DTE Energy Co.	67,835
7,903	E.ON AG	78,123
6,347	Engie Group	90,700
423	Innogy SE*	17,991
12,089	National Grid plc	116,890
1,299	NiSource, Inc.	32,930
1,833	Public Service Enterprise Group, Inc.	95,408
1,932	RWE AG	41,995
420	SCANA Corp.	20,068
980	Sempra Energy	106,026
1,255	Suez Environnement Co.	16,539
1,772	Veolia Environnement SA	36,342
1,085	WEC Energy Group, Inc.	75,147

		1,285,594

Oil, Gas & Consumable Fuels (5.6%):
398	AKER BP ASA	10,086
1,837	Anadarko Petroleum Corp.	80,534
597	Antero Resources Corp.*^	5,606
1,421	Apache Corp.	37,301

See accompanying notes to the financial statements.

15

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
1,033	ARC Resources, Ltd.	$6,130
70,234	BP plc	443,068
1,501	Cabot Oil & Gas Corp.	33,547
1,032	Caltex Australia, Ltd.	18,516
1,442	Cameco Corp.	16,353
4,227	Canadian Natural Resources, Ltd.	102,005
3,747	Cenovus Energy, Inc.	26,353
783	Cheniere Energy, Inc.*	46,346
6,786	Chevron Corp.	738,249
378	Cimarex Energy Co.	23,304
736	Concho Resources, Inc.*	75,653
4,073	ConocoPhillips Co.	253,952
370	Continental Resources, Inc.*	14,870
1,695	Devon Energy Corp.	38,205
556	Diamondback Energy, Inc.	51,541
595	Enagas SA	16,064
7,138	Enbridge, Inc.	221,776
3,583	EnCana Corp.	20,684
9,030	ENI SpA	142,187
2,042	EOG Resources, Inc.	178,083
14,931	Exxon Mobil Corp.	1,018,146
1,927	Galp Energia SGPS SA	30,510
1,008	Hess Corp.	40,824
540	HollyFrontier Corp.	27,605
1,272	Husky Energy, Inc.	13,149
500	Idemitsu Kosan Co., Ltd.	16,482
940	Imperial Oil, Ltd.	23,820
3,800	INPEX Corp.	33,917
1,260	Inter Pipeline, Ltd.	17,852
10,850	JX Holdings, Inc.	56,876
705	Keyera Corp.	13,330
6,985	Kinder Morgan, Inc.	107,429
290	Koninklijke Vopak NV	13,135
750	Lundin Petroleum AB	18,761
2,940	Marathon Oil Corp.	42,160
2,466	Marathon Petroleum Corp.	145,519
433	Neste Oil OYJ	33,428
1,657	Noble Energy, Inc.	31,085
2,722	Occidental Petroleum Corp.	167,076
4,153	Oil Search, Ltd.	20,938
488	OMV AG	21,341
1,461	ONEOK, Inc.	78,821
6,801	Origin Energy, Ltd.*	30,984
929	Parsley Energy, Inc., Class A*	14,845
1,867	Pembina Pipelines Corp.^	55,408
1,528	Phillips 66	131,637
593	Pioneer Natural Resources Co.	77,991
369	Plains GP Holdings, LP-CL A	7,417
775	Prairiesky Royalty, Ltd.^	10,032
5,014	Repsol SA	80,591
16,240	Royal Dutch Shell plc, Class A	476,579
13,193	Royal Dutch Shell plc, Class B	392,521
6,196	Santos, Ltd.	23,908
1,158	Seven Generations Energy*	9,451
200	Showa Shell Sekiyu K.K.	2,801
8,691	Snam SpA	38,037
4,188	Statoil ASA	89,374

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
5,693	Suncor Energy, Inc.	$159,029
749	Targa Resources Corp.	26,979
8,469	Total SA	447,340
813	Tourmaline Oil Corp.	10,113
3,164	TransCanada Corp.	113,000
1,540	Valero Energy Corp.	115,454
444	Vermilion Energy, Inc.^	9,355
386	Washington H. Soul Pattinson & Co., Ltd.	6,731
4,258	Williams Cos., Inc. (The)	93,889
3,349	Woodside Petroleum, Ltd.	73,953

		7,070,036

Paper & Forest Products (0.1%):
1,393	Mondi plc	28,820
3,000	OYI Paper Co., Ltd.	15,357
2,017	Stora Enso OYJ, Registered Shares	23,350
1,815	UPM-Kymmene OYJ	46,145
230	West Fraser Timber Co., Ltd.^	11,364

		125,036

Personal Products (0.9%):
347	Beiersdorf AG	36,209
1,897	Coty, Inc., Class A	12,444
801	Estee Lauder Co., Inc. (The), Class A	104,210
1,700	Kao Corp.	125,351
200	Kobayashi Pharmaceutical Co., Ltd.	13,699
100	KOSE Corp.	15,862
887	L’Oreal SA	203,585
400	Pola Orbis Holdings, Inc.	10,717
1,400	Shiseido Co., Ltd.	87,001
5,485	Unilever NV	297,987
3,927	Unilever plc	205,499

		1,112,564

Pharmaceuticals (6.1%):
1,177	Allergan plc	157,318
6,700	Astellas Pharma, Inc.	85,277
4,491	AstraZeneca plc	335,810
2,375	Aurora Cannabis, Inc.*	11,797
988	Bausch Health Cos., Inc.*	18,276
3,302	Bayer AG, Registered Shares	228,933
5,758	Bristol-Myers Squibb Co.	299,301
722	Canopy Growth Corp.*	19,364
700	Chugai Pharmaceutical Co., Ltd.	40,443
2,000	Daiichi Sankyo Co., Ltd.	64,303
500	Dainippon Sumitomo Pharma Co., Ltd.	16,106
900	Eisai Co., Ltd.	70,087
3,420	Eli Lilly & Co.	395,762
17,333	GlaxoSmithKline plc	328,924
268	H. Lundbeck A/S	11,755
200	Hisamitsu Pharmaceutical Co., Inc.	10,916
154	Ipsen SA	19,859
194	Jazz Pharmaceuticals plc*	24,048
9,469	Johnson & Johnson Co.	1,221,973
1,000	Kyowa Hakko Kogyo Co., Ltd.	18,794
9,433	Merck & Co., Inc.	720,776
442	Merck KGaA	45,599
900	Mitsubishi Tanabe Pharma Corp.	12,932
1,895	Mylan NV*	51,923

See accompanying notes to the financial statements.

16

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
586	Nektar Therapeutics*	$19,262
7,690	Novartis AG, Registered Shares	658,904
6,429	Novo Nordisk A/S, Class B	295,586
1,300	Ono Pharmaceutical Co., Ltd.	26,313
411	Orion OYJ, Class B	14,276
1,400	Otsuka Holdings Co., Ltd.	57,139
493	Perrigo Co. plc	19,104
20,643	Pfizer, Inc.	901,067
427	Recordati SpA	14,819
2,492	Roche Holding AG	616,458
3,944	Sanofi-Aventis SA	340,790
1,400	Santen Pharmaceutical Co., Ltd.	20,038
1,000	Shionogi & Co., Ltd.	56,711
100	Taisho Pharmaceutical Holdings Co., Ltd.	9,943
2,600	Takeda Pharmacuetical Co., Ltd.	88,232
3,557	Teva Pharmaceutical Industries, Ltd., ADR*	54,849
420	UCB SA	34,237
160	Vifor Pharma AG	17,373
1,670	Zoetis, Inc.	142,852

		7,598,229

Professional Services (0.8%):
535	Adecco SA, Registered Shares	25,065
996	Bureau Veritas SA	20,227
129	CoStar Group, Inc.*	43,517
425	Equifax, Inc.	39,580
3,280	Experian plc	79,707
1,406	IHS Markit, Ltd.*	67,446
578	Intertek Group plc	35,183
191	ManpowerGroup, Inc.	12,377
1,114	Nielsen Holdings plc	25,990
400	Persol Holdings Co., Ltd.	5,875
465	Randstad Holding NV	21,265
3,900	Recruit Holdings Co., Ltd.	93,382
7,099	Reed Elsevier plc	145,784
411	Robert Half International, Inc.	23,509
1,229	Seek, Ltd.	14,642
20	SGS SA, Registered Shares	45,078
177	Teleperformance	28,329
724	Thomson Reuters Corp.	34,969
690	TransUnion	39,192
574	Verisk Analytics, Inc.*	62,589
1,061	Wolters Kluwer NV	62,647

		926,353

Real Estate Management & Development (0.7%):
400	AEON Mall Co., Ltd.	6,400
2,771	Aroundtown SA	22,994
165	Azrieli Group	7,887
7,500	CapitaLand, Ltd.	17,062
1,177	CBRE Group, Inc., Class A*	47,127
900	City Developments, Ltd.	5,342
9,500	CK Asset Holdings, Ltd.	69,087
200	Daito Trust Construction Co., Ltd.	27,321
2,000	Daiwa House Industry Co., Ltd.	63,528
1,209	Deutsche Wohnen AG	55,409
760	First Capital Realty, Inc.^	10,495
4,000	Hang Lung Group, Ltd.	10,163

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
8,000	Hang Lung Properties, Ltd.	$15,250
4,840	Henderson Land Development Co., Ltd.	23,995
4,000	Hongkong Land Holdings, Ltd.	25,216
1,400	Hulic Co., Ltd.	12,530
2,000	Hysan Development Co., Ltd.	9,484
178	Jones Lang LaSalle, Inc.	22,535
2,500	Kerry Properties, Ltd.	8,494
2,148	Lend Lease Group	17,518
4,300	Mitsubishi Estate Co., Ltd.	67,394
3,300	Mitsui Fudosan Co., Ltd.	73,130
22,308	New World Development Co., Ltd.	29,307
400	Nomura Real Estate Holdings, Inc.	7,299
12,117	Sino Land Co., Ltd.	20,622
1,300	Sumitomo Realty & Development Co., Ltd.	47,487
5,500	Sun Hung Kai Properties, Ltd.	77,990
2,000	Swire Pacific, Ltd., Class A	21,012
4,800	Swire Properties, Ltd.	16,774
272	Swiss Prime Site AG	22,046
2,200	Tokyu Fudosan Holdings Corp.	10,922
1,769	UOL Group, Ltd.	8,006
1,727	Vonovia SE	78,371
5,000	Wharf Holdings, Ltd. (The)	12,972
4,000	Wharf Real Estate Investment Co., Ltd.	23,779
3,000	Wheelock & Co., Ltd.	17,039

		1,011,987

Road & Rail (1.3%):
39	AMERCO, Inc.	12,796
7,133	Aurizon Holdings, Ltd.	21,498
2,579	Canadian National Railway Co.	191,035
511	Canadian Pacific Railway, Ltd., Class 1	90,685
500	Central Japan Railway Co.	106,258
8,000	ComfortDelGro Corp., Ltd.	12,566
2,929	CSX Corp.	181,979
652	DSV A/S	43,001
1,100	East Japan Railway Co.	97,784
900	Hankyu Hanshin Holdings, Inc.	30,145
302	J.B. Hunt Transport Services, Inc.	28,098
358	Kansas City Southern	34,171
1,000	Keihin Electric Express Railway Co., Ltd.	16,477
400	Keio Corp.	23,414
500	Keisei Electric Railway Co., Ltd.	15,568
600	Kintetsu Corp.	25,968
346	Knight-Swift Transportation Holdings, Inc.^	8,674
400	Kyushu Railway Co.	13,478
5,500	MTR Corp., Ltd.	28,948
600	Nagoya Railroad Co., Ltd.	15,916
300	Nippon Express Co., Ltd.	16,669
986	Norfolk Southern Corp.	147,446
1,100	Odakyu Electric Railway Co., Ltd.	24,111
235	Old Dominion Freight Line, Inc.	29,020
600	Tobu Railway Co., Ltd.	16,096
1,600	Tokyu Corp.	26,007
2,605	Union Pacific Corp.	360,090
600	West Japan Railway Co.	42,380

		1,660,278

See accompanying notes to the financial statements.

17

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment (2.7%):
3,346	Advanced Micro Devices, Inc.*	$61,767
1,304	Analog Devices, Inc.	111,922
3,523	Applied Materials, Inc.	115,343
1,300	ASM Pacific Technology, Ltd.	12,458
1,464	ASML Holding NV	228,392
1,517	Broadcom, Inc.	385,743
100	Disco Corp.	11,543
3,972	Infineon Technologies AG	79,027
16,354	Intel Corp.	767,493
552	KLA-Tencor Corp.	49,398
570	Lam Research Corp.	77,617
2,226	Marvell Technology Group, Ltd.	36,039
990	Maxim Integrated Products, Inc.	50,342
875	Microchip Technology, Inc.	62,930
4,088	Micron Technology, Inc.*	129,712
2,026	NVIDIA Corp.	270,471
1,203	NXP Semiconductors NV	88,156
1,556	ON Semiconductor Corp.*	25,690
393	Qorvo, Inc.*	23,867
5,006	QUALCOMM, Inc.	284,891
3,100	Renesas Electronics Corp.*	14,221
300	ROHM Co., Ltd.	18,956
677	Skyworks Solutions, Inc.	45,373
2,267	STMicroelectronics NV	32,347
900	SUMCO Corp.	10,150
3,419	Texas Instruments, Inc.	323,096
500	Tokyo Electron, Ltd.	57,372
866	Xilinx, Inc.	73,757

		3,448,073

Software (4.4%):
1,733	Adobe Systems, Inc.*	392,073
309	ANSYS, Inc.*	44,168
762	Autodesk, Inc.*	98,001
1,801	BlackBerry, Ltd.*	12,812
993	Cadence Design Systems, Inc.*	43,176
398	CDK Global, Inc.	19,056
440	Check Point Software Technologies, Ltd.*	45,165
508	Citrix Systems, Inc.	52,050
76	Constellation Software, Inc.^	48,654
446	Dassault Systemes SA	52,651
481	Fortinet, Inc.*	33,877
861	Intuit, Inc.	169,488
1,389	Micro Focus International plc	24,273
25,739	Microsoft Corp.	2,614,309
187	NICE Systems, Ltd.*	20,274
946	Open Text Corp.	30,840
10,557	Oracle Corp.	476,648
100	Oracle Corp. Japan	6,328
401	PTC, Inc.*	33,243
636	Red Hat, Inc.*	111,707
4,174	Sage Group plc	31,952
2,528	Salesforce.com, Inc.*	346,260
3,455	SAP AG	344,104
612	ServiceNow, Inc.*	108,967
515	Splunk, Inc.*	53,998
708	SS&C Technologies Holdings, Inc.	31,938

Shares		Fair Value
Common Stocks, continued
Software, continued
2,098	Symantec Corp.	$39,642
523	Synopsys, Inc.*	44,058
219	Temenos Group AG	26,403
400	Trend Micro, Inc.	21,651
271	VMware, Inc., Class A	37,162
523	Workday, Inc., Class A*	83,513

		5,498,441

Specialty Retail (1.6%):
100	ABC-Mart, Inc.	5,539
245	Advance Auto Parts, Inc.	38,578
96	AutoZone, Inc.*	80,481
918	Best Buy Co., Inc.	48,617
242	Burlington Stores, Inc.*	39,366
633	CarMax, Inc.*	39,708
133	Dufry AG, Registered Shares	12,637
200	Fast Retailing Co., Ltd.	102,322
935	Gap, Inc. (The)	24,086
2,995	Hennes & Mauritz AB, Class B	42,563
4,058	Home Depot, Inc. (The)	697,245
3,805	Industria de Diseno Textil SA	96,988
6,987	Kingfisher plc	18,482
844	L Brands, Inc.	21,665
2,838	Lowe’s Cos., Inc.	262,118
300	Nitori Co., Ltd.	37,270
289	O’Reilly Automotive, Inc.*	99,511
1,358	Ross Stores, Inc.	112,986
100	Shimamura Co., Ltd.	7,687
407	Tiffany & Co.	32,768
4,424	TJX Cos., Inc. (The)	197,930
427	Tractor Supply Co.	35,629
204	Ulta Salon, Cosmetics & Fragrance, Inc.*	49,947
800	USS Co., Ltd.	13,354
2,400	Yamada Denki Co., Ltd.	11,500

		2,128,977

Technology Hardware, Storage & Peripherals (2.6%):
17,065	Apple, Inc.	2,691,832
900	Brother Industries, Ltd.	13,212
3,400	Canon, Inc.	93,697
471	Dell Technologies, Inc., Class C*	23,018
1,400	Fujifilm Holdings Corp.	54,032
5,367	Hewlett Packard Enterprise Co.	70,898
5,671	HP, Inc.	116,029
1,800	Konica Minolta Holdings, Inc.	16,158
1,000	NEC Corp.	29,942
887	NetApp, Inc.	52,927
2,600	Ricoh Co., Ltd.	25,432
892	Seagate Technology plc	34,422
1,100	Seiko Epson Corp.	15,437
1,045	Western Digital Corp.	38,634
809	Xerox Corp.	15,986

		3,291,656

Textiles, Apparel & Luxury Goods (1.1%):
672	Adidas AG	140,410
600	ASICS Corp.	7,606
1,443	Burberry Group plc	31,743
1,836	Compagnie Financiere Richemont SA	118,043

See accompanying notes to the financial statements.

18

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
658	Gildan Activewear, Inc.	$19,976
1,456	Hanesbrands, Inc.	18,244
113	Hermes International SA	62,486
162	Hugo Boss AG	9,990
264	Kering	123,539
356	Lululemon Athletica, Inc.*	43,293
978	LVMH Moet Hennessy Louis Vuitton SA	287,341
583	Michael Kors Holdings, Ltd.*	22,107
651	Moncler SpA	21,751
4,539	Nike, Inc., Class B	336,521
370	Pandora A/S	15,053
34	Puma SE	16,651
273	PVH Corp.	25,375
224	Ralph Lauren Corp.	23,175
103	Swatch Group AG (The), Class B	30,144
210	Swatch Group AG (The), Registered Shares	12,178
1,086	Tapestry, Inc.	36,653
731	Under Armour, Inc., Class A*^	12,917
702	Under Armour, Inc., Class C*	11,351
1,161	VF Corp.	82,826
3,000	Yue Yuen Industrial Holdings, Ltd.	9,574

		1,518,947

Tobacco (0.9%):
6,624	Altria Group, Inc.	327,159
8,154	British American Tobacco plc	259,984
3,330	Imperial Tobacco Group plc, Class A	100,684
3,900	Japan Tobacco, Inc.	92,540
5,490	Philip Morris International, Inc.	366,513
583	Swedish Match AB, Class B	22,997

		1,169,877

Trading Companies & Distributors (0.5%):
373	AerCap Holdings NV*	14,771
1,738	Ashtead Group plc	36,003
606	Brenntag AG	26,151
1,071	Bunzl plc	32,220
999	Fastenal Co.	52,238
788	Ferguson plc	50,460
660	Finning International, Inc.	11,508
649	HD Supply Holdings, Inc.*	24,350
5,100	ITOCHU Corp.	86,028
5,400	Marubeni Corp.	37,583
4,900	Mitsubishi Corp.	133,753
6,100	Mitsui & Co., Ltd.	94,552
400	MonotaRo Co., Ltd.	9,756
1,153	Rexel SA	12,292
4,100	Sumitomo Corp.	57,847
800	Toyota Tsushu Corp.	23,532
283	United Rentals, Inc.*	29,016
172	W.W. Grainger, Inc.	48,566

		780,626

Transportation Infrastructure (0.1%):
222	Aena SA	34,416
85	Aeroports de Paris	16,069
1,608	Atlantia SpA	33,294

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Transportation Infrastructure, continued
3,464	Auckland International Airport, Ltd.	$16,622
182	Fraport AG	13,007
1,770	Groupe Eurotunnel SA	23,751

100	Japan Airport Terminal Co., Ltd.	3,454
500	Kamigumi Co., Ltd.	10,204
3,000	SATS, Ltd.	10,283
4,299	Sydney Airport	20,373
9,038	Transurban Group	74,184

		255,657

Water Utilities (0.0%)†:
618	American Water Works Co., Inc.	56,096
930	Severn Trent plc	21,483
2,680	United Utilities Group plc	25,092

		102,671

Wireless Telecommunication Services (0.7%):
111	Drillisch AG	5,646
6,300	KDDI Corp.	150,150
285	Millicom International Cellular SA, SDR	18,095
4,800	NTT DoCoMo, Inc.	107,799
1,284	Rogers Communications, Inc.	65,809
2,900	SoftBank Group Corp.	191,179
3,079	Sprint Corp.*	17,920
1,473	Tele2 AB	18,832
1,158	T-Mobile US, Inc.*	73,660
95,023	Vodafone Group plc	184,614

		833,704

Total Common Stocks (Cost $113,482,437)		126,149,106

Preferred Stocks (0.2%):
Automobiles (0.1%):
150	Bayerische Motoren Werke AG (BMW), 6.47%	10,674
513	Porsche Automobil Holding SE, 3.41%	30,366
677	Volkswagen AG, 2.85%, 12/31/49	107,719

		148,759

Household Products (0.1%):
656	Henkel AG & Co. KGaA, 1.88%, 2/21/19	71,625

Total Preferred Stocks (Cost $212,334)		220,384

Rights (0.0%)†:
Aerospace & Defense (0.0%)†:
274,620	Rolls-Royce Holdings plc, Expires on 1/08/19*	350

Oil, Gas & Consumable Fuels (0.0%)†:
5,014	Repsol SA, Expires on 1/10/19*^	2,298

Total Rights (Cost $2,702)		2,648

Unaffiliated Investment Company (0.6%):
728,163	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 2.20%(a)	728,163

Total Unaffiliated Investment Company (Cost $728,163)		728,163

See accompanying notes to the financial statements.

19

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Short-Term Securities Held as Collateral for Securities on Loan (1.1%)
Miscellaneous Investments (1.1%)
1,417,497	Short-Term Investments(b)	$1,417,497

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $1,417,497)		1,417,497

Total Investment Securities (Cost $115,843,133) — 100.5%(c)		128,517,798
Net other assets (liabilities) — (0.5)%		(657,685)

Net Assets — 100.0%		$127,860,113

Percentages indicated are based on net assets as of December 31, 2018.

ADR—American Depository Receipt

SDR—Swedish Depository Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2018. The total value of securities on loan as of December 31, 2018, was $1,356,570.

+	Affiliated Securities

†	Represents less than 0.05%.

(a)	The rate represents the effective yield at December 31, 2018.

(b)

Represents various short-term investments purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2018:

(Unaudited)

Country	Percentage

Argentina	— %^
Australia	2.5%
Austria	0.1%
Belgium	0.3%
Bermuda	0.2%
Canada	3.3%
China	— %^
Denmark	0.6%
Finland	0.4%
France	3.6%
Germany	3.1%
Hong Kong	1.3%
Ireland (Republic of)	0.8%
Isle of Man	— %^
Israel	0.2%
Italy	0.7%

Country	Percentage
Japan	8.3%
Liberia	— %^
Luxembourg	0.1%
Netherlands	1.6%
New Zealand	0.1%
Norway	0.3%
Panama	0.1%
Portugal	0.1%
Singapore	0.5%
Spain	1.1%
Sweden	0.8%
Switzerland	3.4%
United Arab Emirates	— %^
United Kingdom	5.9%
United States	60.6%

100.0%

^	Represents less than 0.05%.

See accompanying notes to the financial statements.

20

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2018

Futures Contracts

Cash of $71,887 has been segregated to cover margin requirements for the following open contracts as of December 31, 2018:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)

DJ EURO STOXX 50 March Futures (Euro)	3/15/19	8	$272,560	$(7,512)
FTSE 100 Index March Futures (British Pounds)	3/15/19	2	169,725	(1,650)
S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/15/19	7	876,820	(32,648)
SGX Nikkei 225 Index March Futures (Japanese Yen)	3/7/19	1	90,953	(5,538)

				$(47,348)

See accompanying notes to the financial statements.

21

AZL MSCI Global Equity Index Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investment securities, at cost	$115,453,649
Investments in affiliates, at cost	389,484

Investment securities, at value(a)	$128,040,880
Investments in affiliates, at value	476,918
Cash	55,859
Segregated cash for collateral	71,887
Interest and dividends receivable	161,462
Foreign currency, at value (cost $389,706)	393,766
Receivable for capital shares issued	6,506
Receivable for variation margin on futures contracts	19,141
Reclaims receivable	166,326
Prepaid expenses	1,598

Total Assets	129,394,343

Liabilities:
Payable for collateral received on loaned securities	1,417,497
Manager fees payable	34,519
Administration fees payable	9,909
Distribution fees payable	27,838
Custodian fees payable	2,382
Administrative and compliance services fees payable	495
Transfer agent fees payable	468
Trustee fees payable	189
Other accrued liabilities	40,933

Total Liabilities	1,534,230

Net Assets	$127,860,113

Net Assets Consist of:
Paid in capital	$123,793,302
Total distributable earnings	4,066,811

Net Assets	$127,860,113

Shares of beneficial interest (unlimited number of shares authorized, no par value)	12,751,049
Net Asset Value (offering and redemption price per share)	$10.03

(a)	Includes securities on loan of $1,356,570.

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends from non-affiliates	$3,736,090
Dividends from affiliates	20,802
Interest	136
Income from securities lending	25,362
Foreign withholding tax	(198,515)

Total Investment Income	3,583,875

Expenses:
Manager fees	1,036,564
Administration fees	150,566
Distribution fees	370,200
Custodian fees	31,077
Administrative and compliance services fees	2,483
Transfer agent fees	5,370
Trustee fees	7,845
Professional fees	7,233
Shareholder reports	2,189
Dividends on securities sold short	135
Other expenses	72,824

Total expenses before reductions	1,686,486
Less expenses voluntarily waived/reimbursed by the Manager	(577,512)

Net expenses	1,108,974

Net Investment Income/(Loss)	2,474,901

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	3,502,857
Net realized gains/(losses) on affiliated securities	19,353
Net realized gains/(losses) on futures contracts	(53,727)
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(18,019,064)
Change in net unrealized appreciation/depreciation on affiliated securities	(114,081)
Change in net unrealized appreciation/depreciation on futures contracts	(48,710)

Net realized and Change in net unrealized gains/losses on investments	(14,713,372)

Change in Net Assets Resulting From Operations	$(12,238,471)

See accompanying notes to the financial statements.

22

AZL MSCI Global Equity Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$2,474,901	$2,450,062
Net realized gains/(losses) on investments	3,468,483	3,695,437
Change in unrealized appreciation/depreciation on investments	(18,181,855)	23,997,673

Change in net assets resulting from operations	(12,238,471)	30,143,172

Distributions to Shareholders:(a)
Distributions	(2,612,915)	(2,867,182)

Change in net assets resulting from distributions to shareholders	(2,612,915)	(2,867,182)

Capital Transactions:
Proceeds from shares issued	4,803,640	4,875,791
Proceeds from dividends reinvested	2,612,915	2,867,182
Value of shares redeemed	(18,562,321)	(28,427,058)

Change in net assets resulting from capital transactions	(11,145,766)	(20,684,085)

Change in net assets	(25,997,152)	6,591,905
Net Assets:(a)
Beginning of period	153,857,265	147,265,360

End of period	$127,860,113	$153,857,265

Share Transactions:
Shares issued	427,508	455,901
Dividends reinvested	236,677	271,257
Shares redeemed	(1,626,064)	(2,742,092)

Change in shares	(961,879)	(2,014,934)

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

23

AZL MSCI Global Equity Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2018	2017	2016		2015	2014

Net Asset Value, Beginning of Period	$11.22	$9.36	$9.71		$11.51	$12.88

Investment Activities:
Net Investment Income/(Loss)	0.21	0.20	0.20		0.23	0.28
Net Realized and Unrealized Gains/(Losses) on Investments	(1.19)	1.86	(0.30)		(1.66)	(0.89)

Total from Investment Activities	(0.98)	2.06	(0.10)		(1.43)	(0.61)

Distributions to Shareholders From:
Net Investment Income	(0.21)	(0.20)	(0.25)		(0.31)	(0.25)
Net Realized Gains	—	—	—		(0.06)	(0.51)

Total Dividends	(0.21)	(0.20)	(0.25)		(0.37)	(0.76)

Net Asset Value, End of Period	$10.03	$11.22	$9.36		$9.71	$11.51

Total Return(a)	(8.94)%	22.18%	(0.93)%		(12.57)%	(5.26)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$127,860	$153,857	$147,265		$117,211	$147,054
Net Investment Income/(Loss)	1.67%	1.62%	2.75%		1.80%	2.35%
Expenses Before Reductions(b)	1.14%	1.16%	1.20%		1.24%	1.24%
Expenses Net of Reductions	0.75%	0.77%	1.10%		1.24%	1.24%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly	0.75%	0.77%	1.10%		1.24%	1.24	%(c)
Portfolio Turnover Rate	4%	4%	135	%(d)	50%	20%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)

Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remitted a portion of the brokerage commission which is used to pay certain Fund expenses. The Fund ceased participation in the program in June 2014.

(d)

Effective October 14, 2016, the investment strategy of the Fund changed. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in investment strategy contributed to higher portfolio turnover rate for the period ended December 31, 2016 as compared to prior years.

See accompanying notes to the financial statements.

24

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 22 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL MSCI Global Equity Index Fund (the “Fund”), and 21 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

25

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2018

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2018 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested in short-term investments that have a remaining maturity of 397 days or less, similar to investments held in compliance with Rule 2a-7 under the 1940 Act. Included in short-term investments may be investments in overnight repurchase agreements that are collateralized at 102% with securities issued by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government, or other approved issuers. The securities purchased with cash collateral received are reflected in the Fund’s Schedule of Portfolio Investments under Short-Term Securities Held as Collateral for Securities on Loan. Short-term securities held as collateral for securities on loan are valued at amortized cost which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security. These are typically categorized as Level 2 in the fair value hierarchy, as defined in Note 4. Income earned on these investments is included in “Income from securities lending” on the Statement of Operations.

The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $2,097 during the year ended December 31, 2018. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $1,414,561 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2018. At December 31, 2018, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2018, the Fund did not enter into any futures contracts. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for these contracts was $1.2 million for the year ended December 31, 2018. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

26

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2018

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$47,348

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$(53,727)	$(48,710)

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017

Distributions to Shareholders:
From net investment income	$(2,867,182)
From net realized gains	—

Change in net assets resulting from distributions to shareholders	$(2,867,182)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2020.

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL MSCI Global Equity Index Fund	0.70%	0.80%

*	The Manager voluntarily reduced the management fee to 0.31% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

27

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2018

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

At December 31, 2018, the following investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments.

	Fair Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value 12/31/2018	Shares as of 12/31/2018	Dividend Income

Allianz SE, Registered Shares	$380,574	$—	$(26,756)	$8,243	$(52,877)	$309,184	1,541	$15,556
BlackRock Inc., Class A	239,389	9,335	(30,896)	11,110	(61,204)	167,734	427	5,246

	$619,963	$9,335	$(57,652)	$19,353	$(114,081)	$476,918	1,968	$20,802

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $1,185 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

28

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2018

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks
Aerospace & Defense	$1,909,921	$616,081	$—	$2,526,002
Air Freight & Logistics	492,254	150,323	—	642,577
Airlines	88,998	91,685	—	180,683
Auto Components	194,615	482,581	—	677,196
Automobiles	417,587	1,348,088	—	1,765,675
Banks	5,586,991	4,778,310	—	10,365,301
Beverages	1,483,106	1,028,377	—	2,511,483
Biotechnology	2,115,240	465,177	—	2,580,417
Building Products	243,477	340,801	—	584,278
Capital Markets	2,300,994	1,040,250	—	3,341,244
Chemicals	1,708,182	1,510,397	—	3,218,579
Commercial Services & Supplies	372,002	254,717	—	626,719
Communications Equipment	965,005	210,593	—	1,175,598
Construction & Engineering	81,550	410,818	—	492,368
Construction Materials	83,723	246,984	—	330,707
Consumer Finance	529,179	19,629	—	548,808
Containers & Packaging	250,301	71,925	—	322,226
Distributors	77,043	10,328	—	87,371
Diversified Consumer Services	16,059	10,173	—	26,232
Diversified Financial Services	1,010,832	330,972	—	1,341,804
Diversified Telecommunication Services	1,670,858	1,076,691	—	2,747,549
Electric Utilities	1,638,408	902,591	—	2,540,999
Electrical Equipment	407,563	614,781	—	1,022,344
Electronic Equipment, Instruments & Components	475,095	607,253	—	1,082,348
Energy Equipment & Services	380,621	46,213	—	426,834
Entertainment	1,567,570	273,217	—	1,840,787
Equity Real Estate Investment Trusts	2,308,882	726,432	—	3,035,314
Food & Staples Retailing	1,388,321	742,782	—	2,131,103
Food Products	937,122	1,481,304	—	2,418,426
Gas Utilities	74,625	195,502	—	270,127
Health Care Equipment & Supplies	2,632,545	719,763	—	3,352,308
Health Care Providers & Services	2,388,489	224,123	—	2,612,612
Health Care Technology	95,647	18,974	—	114,621
Hotels, Restaurants & Leisure	1,646,210	629,542	—	2,275,752
Household Durables	262,425	546,047	—	808,472
Household Products	1,251,264	341,263	—	1,592,527
Independent Power and Renewable Electricity Producers	106,291	39,417	—	145,708
Industrial Conglomerates	1,073,016	655,984	—	1,729,000
Insurance	2,350,246	2,448,828	—	4,799,074
Interactive Media & Services	3,520,298	73,072	—	3,593,370
Internet & Direct Marketing Retail	2,748,137	54,428	—	2,802,565
IT Services	3,932,674	393,299	—	4,325,973
Leisure Products	67,567	99,761	—	167,328
Life Sciences Tools & Services	717,159	124,261	—	841,420
Machinery	1,234,421	1,092,785	—	2,327,206
Marine	—	84,133	—	84,133

29

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2018

Investment Securities:	Level 1	Level 2	Level 3	Total

Media	$1,105,131	$336,914	$—	$1,442,045
Metals & Mining	492,630	1,338,031	—	1,830,661
Mortgage Real Estate Investment Trusts	75,910	—	—	75,910
Multiline Retail	431,543	117,073	—	548,616
Multi-Utilities	821,841	463,753	—	1,285,594
Oil, Gas & Consumable Fuels	4,531,908	2,538,128	—	7,070,036
Paper & Forest Products	11,364	113,672	—	125,036
Personal Products	116,654	995,910	—	1,112,564
Pharmaceuticals	4,057,672	3,540,557	—	7,598,229
Professional Services	349,169	577,184	—	926,353
Real Estate Management & Development	80,157	931,830	—	1,011,987
Road & Rail	1,083,994	576,284	—	1,660,278
Semiconductors & Semiconductor Equipment	2,983,607	464,466	—	3,448,073
Software	4,970,805	527,636	—	5,498,441
Specialty Retail	1,780,635	348,342	—	2,128,977
Technology Hardware, Storage & Peripherals	3,043,746	247,910	—	3,291,656
Textiles, Apparel & Luxury Goods	632,438	886,509	—	1,518,947
Tobacco	693,672	476,205	—	1,169,877
Trading Companies & Distributors	180,449	600,177	—	780,626
Transportation Infrastructure	—	255,657	—	255,657
Water Utilities	56,096	46,575	—	102,671
Wireless Telecommunication Services	157,389	676,315	—	833,704
Preferred Stocks
Automobiles	—	148,759	—	148,759
Household Products	—	71,625	—	71,625
Rights	—	2,648	—	2,648
Short-Term Securities Held as Collateral for Securities on Loan	—	1,417,497	—	1,417,497
Unaffiliated Investment Company	728,163	—	—	728,163

Total Investment Securities	83,187,486	45,330,312	—	128,517,798

Other Financial Instruments:*
Futures Contracts	(47,348)	—	—	(47,348)

Total Investments	$83,140,138	$45,330,312	$—	$128,470,450

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MSCI Global Equity Index Fund	$5,304,954	$17,076,783

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

30

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2018

Short Sale Risk: The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $116,255,849. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$20,756,389
Unrealized (depreciation)	(8,494,440)

Net unrealized appreciation/(depreciation)	$12,261,949

As of the end of its tax year ended December 31, 2018, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

During the year ended December 31, 2018, the Fund utilized $3,458,424 in CLCFs to offset capital gains.

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL MSCI Global Equity Index Fund	$8,552,864	$1,989,391	$10,542,255

During the year ended December 31, 2018, the Fund utilized $3,458,424 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MSCI Global Equity Index Fund	$2,612,915	$—	$2,612,915

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MSCI Global Equity Index Fund	$2,867,182	$—	$2,867,182

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MSCI Global Equity Index Fund	$2,347,800	$—	$(10,542,255)	$12,261,266	$4,066,811

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

31

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2018

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had an individual shareholder account which are affiliated with the Manager representing ownership of 95% of the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL MSCI Global Equity Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MSCI Global Equity Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

33

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, 58.62% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

34

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

35

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Agreements were approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the

36

Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the one-year period ended June 30, 2018, eight Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2018, 10 Funds were in the top 40%, three were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2018, five Funds were in the top 40%, three were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, the AZL Russell 1000 Value Index Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund, respectively, on September 12, 2018, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers.

For the AZL Russell 1000 Value Index Fund, the Board understood that the peer groups utilized for performance ranking by Lipper include both active and passive funds. The Board also understood that an index fund’s performance generally should be judged based upon how closely the Fund’s performance matches the performance of the Fund’s benchmark index. The Board quarterly receives information regarding index attribution (performance versus benchmark index) for the AZL Russell 1000 Value Index Fund, and the Board found the performance of the Fund by that measure to be satisfactory. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 22 Funds reviewed by the Board in the fall of 2018, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 22 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); (2) for the AZL BlackRock Global Allocation Fund, the AZL Enhanced Bond Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, although the management fee ranked below the 65th percentile, the Manager proposed increasing the temporary management fee waiver by one basis point due to lower subadvisory fees negotiated by the Manager; and (4) for the AZL Russell 1000 Value Index Fund, the AZL Russell 1000 Growth Fund, and the AZL MetWest Total Return Bond Fund, the Manager recommended increasing a temporary management fee waiver by one basis point for the Russell Funds and by five basis points for the MetWest Fund. Increasing the temporary management fee waivers effectively decreases the management fee paid by a fund.

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The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2017, were approximately $17.4 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for four Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL® Russell 1000 Growth Index Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Russell 1000 Growth Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Russell 1000 Growth Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® Russell 1000 Growth Index Fund (Class 2 Shares) (the “Fund”) returned -2.14%. That compared to a -1.51% total return for its benchmark, the Russell 1000® Growth Index1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Russell 1000® Growth Index (“Index”). The Index is designed to provide a comprehensive measure of growth stocks’ performance.*

Markets opened the year posting strong gains fueled by tax-reform optimism and ongoing global growth that carried over from 2017. As the first quarter progressed, however, investors grew more concerned that the economy might be overheating. The realized volatility of the S&P 500 Index2 rose to annualized level of 19% during the first quarter, which was up from an average of 6.6% in 2017. Rising yields and trade protectionism fears further weighed on equities. And yet, the underlying U.S. economy remained healthy, with low unemployment, high consumer confidence and accelerating economic indicators. These factors supported the Federal Reserve Board’s (the Fed) decision to increase interest rates in March, which helped drive yields higher.

The second quarter saw renewed gains in U.S. equity markets, in spite of ongoing threats of U.S. tariffs. Unemployment fell to its lowest level since 1975 and earnings growth inspired confidence in investors. The Fed raised interest rates again in June.

U.S. large-cap equities reached all-time highs in the third quarter. Signs of strong economic growth and positive earnings results helped grow investors’ appetite for risk. Volatility fell in spite of the U.S. announcing tariffs on $505 billion of Chinese goods. The unemployment rate fell as well, dropping to 3.7% in September—the lowest rate since 1969. Meanwhile, consumer confidence reached its highest level since 2000. The strength of the economy led the Fed to once again raise interest rates, which, combined with positive growth and high levels of U.S. government debt issuance, helped push the yield on 10-year U.S. Treasuries up to 3.06%.

Concerns over Fed policy, growing trade protectionism and a potential slowdown in growth contributed to investor anxiety throughout the fourth quarter. Hawkish comments from Fed Chairman Powell about U.S. interest rates drove a temporary sell-off in U.S. Treasuries, and helped spur a return to volatility.

From a sector perspective, the largest negative returns in the Index came from the energy, materials and communication services sectors. Increases were seen in the utilities, information technology, and healthcare sectors.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures had a positive impact on relative results.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]

The Standard & Poor’s 500 Index is unmanaged and is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® Russell 1000 Growth Index Fund Review (Unaudited)

Fund Objective
The Fund’s investment objective is to match the total return of the Russell 1000® Growth Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price savings or to adverse developments in certain sectors of the market.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

	Inception	1	3	5	Since
	Date	Year	Year	Year	Inception
AZL® Russell 1000 Growth Index Fund (Class 1 Shares)	10/14/16	-1.86%	—	—	12.71%
AZL® Russell 1000 Growth Index Fund (Class 2 Shares)	4/30/10	-2.14%	10.31%	9.57%	11.99%
Russell 1000® Growth Index	4/30/10	-1.51%	11.15%	10.40%	12.87%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Russell 1000 Growth Index Fund (Class 1 Shares)	0.50%
AZL® Russell 1000 Growth Index Fund (Class 2 Shares)	0.75%

The above expense ratios are based on the current Fund prospectus dated May 1, 2018. The Manager voluntarily reduced the management fee to 0.36% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.59% for Class 1 Shares and 0.84% for Class 2 Shares through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Russell 1000 Growth Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Russell 1000 Growth Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL Russell 1000 Growth Index Fund, Class 1	$1,000.00	$916.60	$2.08	0.43%

AZL Russell 1000 Growth Index Fund, Class 2	$1,000.00	$915.40	$3.28	0.68%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL Russell 1000 Growth Index Fund, Class 1	$1,000.00	$1,023.04	$2.19	0.43%

AZL Russell 1000 Growth Index Fund, Class 2	$1,000.00	$1,021.78	$3.47	0.68%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Information Technology	31.1%

Consumer Discretionary	14.7

Health Care	13.8

Communication Services	11.6

Industrials	11.4

Consumer Staples	5.8

Financials	4.3

Real Estate	2.3

Materials	1.7

Energy	0.7

Total Common Stocks and Preferred Stocks	97.4

Short-Term Securities Held as Collateral for Securities on Loan	8.8

Money Markets	2.4

Total Investment Securities	108.6

Net other assets (liabilities)	(8.6)

Net Assets	100.0%

3

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks (96.8%):
Aerospace & Defense (3.3%):
36,965	Boeing Co. (The)	$11,921,214
7,003	BWX Technologies, Inc.^	267,725
266	Curtiss-Wright Corp.	27,164
8,030	General Dynamics Corp.	1,262,396
8,173	Harris Corp.	1,100,494
2,638	HEICO Corp.^	204,392
5,191	HEICO Corp., Class A	327,033
1,254	Hexcel Corp.	71,904
2,501	Huntington Ingalls Industries, Inc.	475,965
15,625	Lockheed Martin Corp.	4,091,250
11,157	Northrop Grumman Corp.	2,732,349
19,805	Raytheon Co.	3,037,097
7,398	Spirit AeroSystems Holdings, Inc., Class A	533,322
2,820	Textron, Inc.	129,692
3,340	TransDigm Group, Inc.*	1,135,800

		27,317,797

Air Freight & Logistics (1.1%):
9,421	C.H. Robinson Worldwide, Inc.	792,212
11,862	Expeditors International of Washington, Inc.	807,684
16,834	FedEx Corp.	2,715,829
47,668	United Parcel Service, Inc., Class B	4,649,059
8,513	XPO Logistics, Inc.*^	485,582

		9,450,366

Airlines (0.2%):
10,866	Delta Air Lines, Inc.	542,213
25,379	Southwest Airlines Co.	1,179,616

		1,721,829

Auto Components (0.1%):
15,781	Aptiv plc	971,636
3,334	Garrett Motion, Inc.*	41,142
12,852	Gentex Corp.^	259,739
456	Lear Corp.	56,024
1,320	Visteon Corp.*^	79,570

		1,408,111

Automobiles (0.4%):
9,451	Tesla Motors, Inc.*^	3,145,293
2,818	Thor Industries, Inc.^	146,536

		3,291,829

Banks (0.2%):
392	BOK Financial Corp.	28,745
558	Comerica, Inc.	38,329
868	East West Bancorp, Inc.	37,784
2,245	Pinnacle Financial Partners, Inc.^	103,495
2,313	Signature Bank	237,800
2,836	SVB Financial Group*	538,613
3,363	Synovus Financial Corp.	107,582
2,274	Texas Capital Bancshares, Inc.*	116,179
3,931	Western Alliance Bancorp*	155,235

		1,363,762

Beverages (2.9%):
3,470	Brown-Forman Corp., Class A	164,547
19,415	Brown-Forman Corp., Class B	923,766
205,008	Coca-Cola Co. (The)	9,707,129
10,700	Constellation Brands, Inc., Class C	1,720,774
12,372	Keurig Dr Pepper, Inc.^	317,218

Shares		Fair Value
Common Stocks, continued
Beverages, continued
27,523	Monster Beverage Corp.*	$1,354,682
86,753	PepsiCo, Inc.	9,584,471

		23,772,587

Biotechnology (5.0%):
104,608	AbbVie, Inc.^	9,643,811
3,125	Agios Pharmaceuticals, Inc.*^	144,094
12,245	Alexion Pharmaceuticals, Inc.*	1,192,173
10,850	Alkermes plc*	320,184
5,407	Alnylam Pharmaceuticals, Inc.*^	394,224
41,425	Amgen, Inc.	8,064,205
13,166	Biogen Idec, Inc.*	3,961,913
12,161	BioMarin Pharmaceutical, Inc.*	1,035,509
2,619	Bluebird Bio, Inc.*^	259,805
48,426	Celgene Corp.*^	3,103,622
8,246	Exact Sciences Corp.*^	520,323
20,222	Exelixis, Inc.*	397,767
66,578	Gilead Sciences, Inc.	4,164,454
12,016	Incyte Corp.*	764,097
8,461	Ionis Pharmaceuticals, Inc.*^	457,402
6,217	Neurocrine Biosciences, Inc.*	443,956
5,498	Regeneron Pharmaceuticals, Inc.*	2,053,503
3,212	Sage Therapeutics, Inc.*^	307,677
4,546	Sarepta Therapeutics, Inc.*^	496,105
7,610	Seattle Genetics, Inc.*^	431,183
2,656	Tesaro, Inc.*^	197,208
17,599	Vertex Pharmaceuticals, Inc.*	2,916,330

		41,269,545

Building Products (0.3%):
9,716	A.O. Smith Corp.^	414,873
5,325	Allegion plc^	424,456
2,988	Armstrong World Industries, Inc.	173,931
4,022	Fortune Brands Home & Security, Inc.^	152,796
2,339	Lennox International, Inc.^	511,914
14,350	Masco Corp.	419,594
5,430	Resideo Technologies, Inc.*	111,587

		2,209,151

Capital Markets (2.1%):
1,584	Ameriprise Financial, Inc.	165,322
7,207	CBOE Holdings, Inc.	705,061
82,889	Charles Schwab Corp. (The)	3,442,379
2,895	CME Group, Inc.	544,607
3,995	E*TRADE Financial Corp.	175,301
8,083	Eaton Vance Corp.	284,360
2,738	Evercore Partners, Inc., Class A	195,931
2,605	FactSet Research Systems, Inc.^	521,339
4,683	Interactive Brokers Group, Inc., Class A	255,926
20,037	Intercontinental Exchange, Inc.	1,509,387
7,356	Lazard, Ltd., Class A	271,510
5,834	LPL Financial Holdings, Inc.	356,341
2,506	MarketAxess Holdings, Inc.	529,543
11,488	Moody’s Corp.^	1,608,780
1,216	Morningstar, Inc.	133,565
6,000	MSCI, Inc., Class A	884,580
3,898	Northern Trust Corp.	325,834
2,620	Raymond James Financial, Inc.	194,954
17,340	S&P Global, Inc.	2,946,760

See accompanying notes to the financial statements.

4

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
9,025	SEI Investments Co.	$416,955
1,534	State Street Corp.	96,749
15,147	T. Rowe Price Group, Inc.	1,398,371
19,405	TD Ameritrade Holding Corp.	950,069
3,093	Virtu Financial, Inc.^	79,676

		17,993,300

Chemicals (1.2%):
6,225	Axalta Coating Systems, Ltd.*	145,790
5,825	Celanese Corp., Series A	524,075
11,686	Chemours Co. (The)	329,779
7,942	Ecolab, Inc.	1,170,254
3,790	FMC Corp.	280,308
3,290	International Flavor & Fragrances, Inc.^	441,748
22,487	Linde plc	3,508,871
10,347	LyondellBasell Industries NV, Class A	860,457
492	NewMarket Corp.^	202,748
7,902	Platform Speciality Products Corp.*	81,628
1,138	PPG Industries, Inc.	116,338
1,900	RPM International, Inc.	111,682
1,311	Scotts Miracle-Gro Co. (The)^	80,574
5,744	Sherwin Williams Co.	2,260,034
3,354	W.R. Grace & Co.	217,708
2,217	Westlake Chemical Corp.	146,699

		10,478,693

Commercial Services & Supplies (0.6%):
6,017	Cintas Corp.	1,010,797
13,866	Copart, Inc.*^	662,517
8,602	KAR Auction Services, Inc.	410,487
871	Republic Services, Inc., Class A	62,790
10,131	Rollins, Inc.^	365,729
24,967	Waste Management, Inc.	2,221,814

		4,734,134

Communications Equipment (0.4%):
3,973	Arista Networks, Inc.*	837,111
4,166	F5 Networks, Inc.*	675,017
1,294	Motorola Solutions, Inc.	148,862
6,272	Palo Alto Networks, Inc.*^	1,181,331
1,065	Ubiquiti Networks, Inc.^	105,872

		2,948,193

Construction & Engineering (0.0%)†:
2,893	Quanta Services, Inc.	87,079

Construction Materials (0.2%):
2,812	Eagle Materials, Inc., Class A	171,616
3,976	Martin Marietta Materials, Inc.	683,355
8,464	Vulcan Materials Co.	836,244

		1,691,215

Consumer Finance (0.6%):
33,357	American Express Co.	3,179,588
2,496	Capital One Financial Corp.	188,673
714	Credit Acceptance Corp.*^	272,577
10,571	Discover Financial Services	623,478
619	Onemain Holdings, Inc.*	15,036
1,162	Santander Consumer USA Holdings, Inc.^	20,440
18,027	Synchrony Financial	422,913

		4,722,705

Shares		Fair Value
Common Stocks, continued
Containers & Packaging (0.3%):
5,974	Avery Dennison Corp.	$536,645
4,489	Berry Global Group, Inc.*	213,362
9,058	Crown Holdings, Inc.*^	376,541
4,357	Graphic Packaging Holding Co.^	46,358
3,010	International Paper Co.	121,484
6,364	Packaging Corp. of America	531,139
5,908	Sealed Air Corp.	205,835
1,521	Silgan Holdings, Inc.	35,926

		2,067,290

Distributors (0.1%):
3,465	LKQ Corp.*	82,224
2,758	Pool Corp.^	409,977

		492,201

Diversified Consumer Services (0.2%):
3,333	Bright Horizons Family Solutions, Inc.*	371,462
4,831	Frontdoor, Inc.*	128,553
3,321	Grand Canyon Education, Inc.*	319,281
2,440	H&R Block, Inc.	61,903
5,668	Service Corp. International^	228,194
9,226	ServiceMaster Global Holdings, Inc.*	338,963

		1,448,356

Diversified Financial Services (0.4%):
16,848	Berkshire Hathaway, Inc., Class B*	3,440,025
672	Voya Financial, Inc.	26,974

		3,466,999

Diversified Telecommunication Services (0.0%)†:
15,393	Zayo Group Holdings, Inc.*	351,576

Electrical Equipment (0.4%):
2,983	AMETEK, Inc.	201,949
30,695	Emerson Electric Co.	1,834,026
2,570	Hubbell, Inc.	255,304
8,275	Rockwell Automation, Inc.	1,245,222
5,978	Sensata Technologies Holding plc*^	268,054

		3,804,555

Electronic Equipment, Instruments & Components (0.5%):
20,355	Amphenol Corp., Class A	1,649,161
10,093	CDW Corp.	818,038
11,352	Cognex Corp.^	438,982
1,134	Coherent, Inc.*	119,875
1,009	FLIR Systems, Inc.	43,932
2,533	IPG Photonics Corp.*^	286,964
1,368	Littlelfuse, Inc.^	234,585
6,161	National Instruments Corp.	279,586
3,636	Zebra Technologies Corp., Class A*	578,960

		4,450,083

Energy Equipment & Services (0.2%):
59,987	Halliburton Co.	1,594,454
1,711	RPC, Inc.^	16,888

		1,611,342

Entertainment (2.5%):
51,954	Activision Blizzard, Inc.	2,419,498
20,450	Electronic Arts, Inc.*	1,613,710
191	Lions Gate Entertainment Corp., Class A^	3,075
704	Lions Gate Entertainment Corp., Class B	10,476

See accompanying notes to the financial statements.

5

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Entertainment, continued
9,371	Live Nation, Inc.*^	$461,522
109	Madison Square Garden Co. (The), Class A*	29,179
28,761	Netflix, Inc.*	7,698,169
4,612	Take-Two Interactive Software, Inc.*	474,759
73,739	Walt Disney Co. (The)	8,085,481

		20,795,869

Equity Real Estate Investment Trusts (2.2%):
630	Alexandria Real Estate Equities, Inc.	72,601
30,256	American Tower Corp.	4,786,197
3,331	Colony Capital, Inc.^	15,589
2,492	Coresite Realty Corp.	217,377
21,519	Crown Castle International Corp.	2,337,609
5,522	Equinix, Inc.	1,946,836
5,827	Equity Lifestyle Properties, Inc.	565,977
7,256	Extra Space Storage, Inc.^	656,523
5,140	Gaming & Leisure Properties, Inc.	166,073
1,534	Hudson Pacific Properties, Inc.	44,578
5,288	Lamar Advertising Co., Class A^	365,824
222	Life Storage, Inc.^	20,644
1,247	Omega Healthcare Investors, Inc.	43,832
10,227	Public Storage, Inc.^	2,070,047
7,720	SBA Communications Corp.*	1,249,791
19,498	Simon Property Group, Inc.	3,275,469
4,005	Taubman Centers, Inc.^	182,187

		18,017,154

Food & Staples Retailing (1.0%):
30,152	Costco Wholesale Corp.	6,142,264
8,797	Sprouts Farmers Market, Inc.*^	206,817
32,850	Sysco Corp.	2,058,381
978	US Foods Holding Corp.*	30,944

		8,438,406

Food Products (0.3%):
8,467	Campbell Soup Co.^	279,326
1,993	General Mills, Inc.	77,607
8,788	Hershey Co. (The)	941,899
8,535	Kellogg Co.	486,580
437	McCormick & Co.	60,848
2,577	Post Holdings, Inc.*^	229,688

		2,075,948

Health Care Equipment & Supplies (2.5%):
2,941	ABIOMED, Inc.*	955,943
5,464	Align Technology, Inc.*^	1,144,326
3,833	Baxter International, Inc.	252,288
1,695	Becton, Dickinson & Co.	381,917
73,100	Boston Scientific Corp.*	2,583,354
2,482	Cantel Medical Corp.	184,785
547	Cooper Cos., Inc. (The)	139,212
5,974	DexCom, Inc.*	715,685
14,479	Edwards Lifesciences Corp.*	2,217,748
2,944	Hill-Rom Holdings, Inc.	260,691
1,076	ICU Medical, Inc.*	247,082
5,915	IDEXX Laboratories, Inc.*	1,100,308
4,080	Insulet Corp.*^	323,626
3,801	Integra LifeSciences Holdings Corp.*	171,425
7,750	Intuitive Surgical, Inc.*	3,711,629
3,150	Masimo Corp.*	338,216

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
2,114	Penumbra, Inc.*^	$258,331
9,693	ResMed, Inc.	1,103,742
23,563	Stryker Corp.	3,693,499
618	Teleflex, Inc.	159,741
6,354	Varian Medical Systems, Inc.*	719,972
1,184	West Pharmaceutical Services, Inc.	116,068

		20,779,588

Health Care Providers & Services (3.3%):
10,846	AmerisourceBergen Corp.	806,942
12,347	Centene Corp.*	1,423,609
1,074	Chemed Corp.^	304,243
7,249	Cigna Corp.	1,376,730
6,827	CVS Health Corp.	447,305
4,540	DaVita, Inc.*	233,628
6,673	Encompass Health Corp.	411,724
13,425	HCA Healthcare, Inc.	1,670,741
1,556	Henry Schein, Inc.*^	122,177
9,006	Humana, Inc.	2,580,039
382	Laboratory Corp. of America Holdings*	48,270
1,716	McKesson Corp.	189,567
3,667	Molina Healthcare, Inc.*	426,179
1,223	Premier, Inc., Class A*^	45,679
65,978	UnitedHealth Group, Inc.	16,436,439
3,197	WellCare Health Plans, Inc.*	754,780

		27,278,052

Health Care Technology (0.2%):
2,766	athenahealth, Inc.*	364,918
9,744	Cerner Corp.*^	510,975
8,369	Veeva Systems, Inc., Class A*	747,520

		1,623,413

Hotels, Restaurants & Leisure (2.1%):
1,664	Chipotle Mexican Grill, Inc.*	718,499
2,374	Choice Hotels International, Inc.^	169,931
4,252	Darden Restaurants, Inc.	424,605
2,861	Domino’s Pizza, Inc.	709,499
5,820	Dunkin’ Brands Group, Inc.^	373,178
8,211	Extended Stay America, Inc.	127,271
6,466	Hilton Grand Vacations, Inc.*	170,638
19,291	Hilton Worldwide Holdings, Inc.	1,385,094
14,988	Las Vegas Sands Corp.	780,125
19,505	Marriott International, Inc., Class A	2,117,463
10,428	McDonald’s Corp.	1,851,700
2,984	MGM Resorts International^	72,392
4,953	Six Flags Entertainment Corp.	275,535
83,385	Starbucks Corp.	5,369,994
2,799	Vail Resorts, Inc.^	590,085
12,594	Wendy’s Co. (The)^	196,592
6,788	Wyndham Hotels & Resorts, Inc.	307,972
6,447	Wyndham Worldwide Corp.	231,060
7,048	Wynn Resorts, Ltd.^	697,118
1,974	Yum China Holdings, Inc.	66,188
6,313	Yum! Brands, Inc.	580,291

		17,215,230

Household Durables (0.2%):
14,040	D.R. Horton, Inc.	486,626
10,472	Lennar Corp., Class A	409,979

See accompanying notes to the financial statements.

6

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Household Durables, continued
551	Lennar Corp., Class B	$17,263
219	NVR, Inc.*	533,701
5,846	PulteGroup, Inc.^	151,938
3,266	Tempur Sealy International, Inc.*^	135,212
4,626	Toll Brothers, Inc.	152,334

		1,887,053

Household Products (0.6%):
14,268	Church & Dwight Co., Inc.^	938,264
7,712	Clorox Co. (The)	1,188,728
10,976	Colgate-Palmolive Co.	653,292
2,402	Energizer Holdings, Inc.	108,450
20,931	Kimberly-Clark Corp.	2,384,878
1,269	Spectrum Brands Holdings, Inc.^	53,615

		5,327,227

Industrial Conglomerates (1.3%):
32,861	3M Co., Class C^	6,261,335
31,976	Honeywell International, Inc.	4,224,669
1,309	Roper Industries, Inc.	348,875

		10,834,879

Insurance (1.0%):
105	Alleghany Corp.	65,449
8,657	American International Group, Inc.	341,172
16,591	Aon plc	2,411,668
4,431	Arch Capital Group, Ltd.*	118,396
684	Axis Capital Holdings, Ltd.	35,322
970	Brown & Brown, Inc.	26,733
1,268	Erie Indemnity Co., Class A	169,037
1,087	Everest Re Group, Ltd.	236,704
76	Markel Corp.*	78,892
16,377	Marsh & McLennan Cos., Inc.	1,306,066
40,025	Progressive Corp. (The)	2,414,707
181	RenaissanceRe Holdings, Ltd.	24,200
3,570	Travelers Cos., Inc. (The)	427,508

		7,655,854

Interactive Media & Services (8.4%):
20,627	Alphabet, Inc., Class A*	21,554,390
21,018	Alphabet, Inc., Class C*	21,766,451
164,154	Facebook, Inc., Class A*	21,518,948
5,136	IAC/InterActiveCorp.*	940,093
3,561	Match Group, Inc.^	152,304
7,174	TripAdvisor, Inc.*^	386,966
49,355	Twitter, Inc.*	1,418,463
2,773	Zillow Group, Inc., Class A*^	87,155
6,318	Zillow Group, Inc., Class C*^	199,522

		68,024,292

Internet & Direct Marketing Retail (6.1%):
28,064	Amazon.com, Inc.*	42,151,287
3,272	Booking Holdings, Inc.*	5,635,758
13,572	eBay, Inc.*	380,966
8,309	Expedia, Inc.	936,009
6,309	GrubHub, Inc.*^	484,594
3,963	Wayfair, Inc., Class A*^	356,987

		49,945,601

Shares		Fair Value
Common Stocks, continued
IT Services (8.6%):
44,386	Accenture plc, Class C	$6,258,869
10,183	Akamai Technologies, Inc.*	621,978
3,255	Alliance Data Systems Corp.^	488,510
30,402	Automatic Data Processing, Inc.	3,986,310
9,699	Black Knight, Inc.*	437,037
9,106	Booz Allen Hamilton Holding Corp.	410,407
7,975	Broadridge Financial Solutions, Inc.	767,594
36,323	Cognizant Technology Solutions Corp., Class A	2,305,784
3,633	CoreLogic, Inc.*	121,415
3,556	Epam Systems, Inc.*	412,532
1,765	Euronet Worldwide, Inc.*^	180,701
1,897	Fidelity National Information Services, Inc.	194,537
37,231	First Data Corp., Class A*	629,576
27,518	Fiserv, Inc.*	2,022,298
6,050	FleetCor Technologies, Inc.*	1,123,606
6,092	Gartner, Inc.*	778,801
3,634	Genpact, Ltd.	98,082
10,938	Global Payments, Inc.	1,128,036
11,010	GoDaddy, Inc., Class A*	722,476
45,599	International Business Machines Corp.	5,183,238
5,271	Jack Henry & Associates, Inc.	666,887
63,433	MasterCard, Inc., Class A	11,966,635
5,985	Okta, Inc.*^	381,843
22,151	Paychex, Inc.	1,443,138
82,005	PayPal Holdings, Inc.*	6,895,800
15,005	Sabre Corp.	324,708
20,155	Square, Inc., Class A*^	1,130,494
2,579	Switch, Inc., Class A^	18,053
5,752	Teradata Corp.*^	220,647
12,405	Total System Services, Inc.	1,008,402
5,080	Twilio, Inc., Series A*^	453,644
7,262	VeriSign, Inc.*	1,076,882
121,605	Visa, Inc., Class A^	16,044,565
8,356	Western Union Co.^	142,553
2,812	WEX, Inc.*	393,849
1,868	Worldpay, Inc., Class A*	142,771

		70,182,658

Leisure Products (0.1%):
679	Brunswick Corp.	31,540
6,198	Hasbro, Inc.^	503,587
5,064	Mattel, Inc.*^	50,589
3,973	Polaris Industries, Inc.^	304,650

		890,366

Life Sciences Tools & Services (0.8%):
2,518	Bio-Techne Corp.	364,405
2,726	Bruker Corp.	81,153
2,346	Charles River Laboratories International, Inc.*	265,520
10,122	Illumina, Inc.*	3,035,892
1,693	Mettler-Toledo International, Inc.*	957,527
3,922	PRA Health Sciences, Inc.*	360,667
1,646	Thermo Fisher Scientific, Inc.	368,358
4,804	Waters Corp.*	906,275

		6,339,797

Machinery (2.2%):
7,873	Allison Transmission Holdings, Inc.^	345,703
36,349	Caterpillar, Inc.	4,618,867

See accompanying notes to the financial statements.

7

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Machinery, continued
3,707	Cummins, Inc.	$495,403
22,338	Deere & Co.	3,332,159
8,112	Donaldson Co., Inc.^	351,980
18,569	Fortive Corp.	1,256,379
2,807	Gardner Denver Holdings, Inc.*	57,403
11,343	Graco, Inc.	474,705
5,023	IDEX Corp.	634,204
22,824	Illinois Tool Works, Inc.	2,891,573
9,145	Ingersoll-Rand plc	834,298
4,396	Lincoln Electric Holdings, Inc.^	346,625
2,203	Middleby Corp. (The)*^	226,314
3,689	Nordson Corp.	440,282
1,635	Parker Hannifin Corp.	243,844
7,096	Toro Co.	396,524
3,590	WABCO Holdings, Inc.*^	385,351
2,046	Wabtec Corp.^	143,732
8,307	Welbilt, Inc.*	92,291
6,845	Xylem, Inc.^	456,698

		18,024,335

Media (0.6%):
3,008	AMC Networks, Inc., Class A*^	165,079
290	Cable One, Inc.^	237,829
22,431	CBS Corp., Class B	980,683
8,504	Charter Communications, Inc., Class A*^	2,423,385
2,400	Interpublic Group of Cos., Inc. (The)^	49,512
10,123	Omnicom Group, Inc.^	741,409
88,942	Sirius XM Holdings, Inc.^	507,859

		5,105,756

Metals & Mining (0.0%)†:
1,898	Royal Gold, Inc.^	162,564
5,636	Southern Copper Corp.^	173,420
2,286	Steel Dynamics, Inc.	68,671

		404,655

Multiline Retail (0.3%):
18,352	Dollar General Corp.	1,983,484
2,750	Dollar Tree, Inc.*	248,380
7,984	Nordstrom, Inc.^	372,134

		2,603,998

Oil, Gas & Consumable Fuels (0.5%):
11,804	Anadarko Petroleum Corp.	517,487
9,221	Antero Resources Corp.*^	86,585
1,890	Apache Corp.^	49,613
21,790	Cabot Oil & Gas Corp.^	487,007
10,981	Cheniere Energy, Inc.*	649,965
755	Cimarex Energy Co.	46,546
1,733	Concho Resources, Inc.*	178,135
3,043	Continental Resources, Inc.*^	122,298
1,883	Diamondback Energy, Inc.	174,554
4,568	EOG Resources, Inc.	398,375
3,559	Kosmos Energy, Ltd.*	14,485
5,133	Newfield Exploration Co.*	75,250
11,834	ONEOK, Inc.	638,444
12,191	Parsley Energy, Inc., Class A*	194,812
6,370	Pioneer Natural Resources Co.	837,783

		4,471,339

Shares		Fair Value
Common Stocks, continued
Personal Products (0.2%):
14,759	Estee Lauder Co., Inc. (The), Class A	$1,920,146
1,309	Herbalife, Ltd.*^	77,166
1,104	Nu Skin Enterprises, Inc., Class A	67,708

		2,065,020

Pharmaceuticals (2.0%):
60,050	Bristol-Myers Squibb Co.	3,121,399
2,444	Catalent, Inc.*	76,204
2,422	Elanco Animal Health, Inc.*^	76,366
39,981	Eli Lilly & Co.	4,626,602
3,713	Jazz Pharmaceuticals plc*^	460,263
33,352	Johnson & Johnson Co.	4,304,076
12,045	Merck & Co., Inc.	920,358
10,684	Nektar Therapeutics*^	351,183
33,412	Zoetis, Inc.	2,858,062

		16,794,513

Professional Services (0.4%):
2,463	CoStar Group, Inc.*	830,868
1,138	Dun & Bradstreet Corp.	162,438
2,227	Equifax, Inc.^	207,401
8,157	Robert Half International, Inc.	466,580
12,650	TransUnion	718,520
11,064	Verisk Analytics, Inc.*	1,206,419

		3,592,226

Real Estate Management & Development (0.1%):
10,394	CBRE Group, Inc., Class A*	416,176
1,099	Howard Hughes Corp. (The)*	107,284

		523,460

Road & Rail (1.2%):
26,008	CSX Corp.	1,615,877
759	Genesee & Wyoming, Inc., Class A*	56,181
6,002	J.B. Hunt Transport Services, Inc.	558,426
2,901	Landstar System, Inc.^	277,539
4,541	Old Dominion Freight Line, Inc.	560,768
724	Schneider National, Inc.	13,517
46,948	Union Pacific Corp.	6,489,622

		9,571,930

Semiconductors & Semiconductor Equipment (3.6%):
64,573	Advanced Micro Devices, Inc.*^	1,192,018
4,048	Analog Devices, Inc.	347,440
67,758	Applied Materials, Inc.	2,218,397
17,027	Broadcom, Inc.	4,329,626
16,823	Cypress Semiconductor Corp.	213,989
10,550	KLA-Tencor Corp.	944,120
10,691	Lam Research Corp.	1,455,793
10,826	Marvell Technology Group, Ltd.	175,273
19,162	Maxim Integrated Products, Inc.	974,388
15,843	Microchip Technology, Inc.^	1,139,429
61,139	Micron Technology, Inc.*	1,939,940
3,723	MKS Instruments, Inc.	240,543
2,857	Monolithic Power Systems, Inc.^	332,126
40,172	NVIDIA Corp.	5,362,961
1,254	NXP Semiconductors NV	91,893
28,680	ON Semiconductor Corp.*	473,507
8,658	Skyworks Solutions, Inc.	580,259
1,973	Teradyne, Inc.	61,913

See accompanying notes to the financial statements.

8

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
66,337	Texas Instruments, Inc.	$6,268,846
2,958	Universal Display Corp.^	276,780
7,403	Versum Materials, Inc.	205,211
17,558	Xilinx, Inc.	1,495,415

		30,319,867

Software (11.0%):
3,640	2u, Inc.*^	180,981
33,928	Adobe Systems, Inc.*	7,675,870
5,735	ANSYS, Inc.*	819,761
4,750	Aspen Technology, Inc.*	390,355
6,837	Atlassian Corp. plc, Class A*^	608,356
12,698	Autodesk, Inc.*	1,633,090
19,198	Cadence Design Systems, Inc.*	834,729
9,023	CDK Global, Inc.	432,021
2,589	Ceridian HCM Holding, Inc.*	89,295
9,315	Citrix Systems, Inc.	954,415
5,206	DocuSign, Inc.*^	208,656
499	Elastic NV*^	35,669
1,989	Fair Isaac Corp.*	371,943
8,636	FireEye, Inc.*	139,990
9,714	Fortinet, Inc.*	684,157
5,679	Guidewire Software, Inc.*^	455,626
16,823	Intuit, Inc.	3,311,608
2,252	LogMeIn, Inc.^	183,696
4,488	Manhattan Associates, Inc.*^	190,157
495,466	Microsoft Corp.	50,324,481
9,503	Nutanix, Inc., Class A*	395,230
17,039	Oracle Corp.	769,311
3,387	Paycom Software, Inc.*^	414,738
2,621	Pegasystems, Inc.	125,362
1,387	Pluralsight, Inc., Class A*^	32,664
3,470	Proofpoint, Inc.*	290,821
8,007	PTC, Inc.*	663,780
4,838	RealPage, Inc.*^	233,143
12,210	Red Hat, Inc.*	2,144,564
4,664	Ringcentral, Inc.*^	384,500
49,621	Salesforce.com, Inc.*	6,796,588
12,252	ServiceNow, Inc.*^	2,181,469
1,728	SolarWinds Corp.*^	23,898
10,092	Splunk, Inc.*^	1,058,146
13,406	SS&C Technologies Holdings, Inc.	604,745
995	Synopsys, Inc.*	83,819
4,914	Tableau Software, Inc., Class A*	589,680
2,600	Tyler Technologies, Inc.*	483,132
2,126	Ultimate Software Group, Inc. (The)*	520,594
4,896	VMware, Inc., Class A^	671,388
10,009	Workday, Inc., Class A*	1,598,237
7,163	Zendesk, Inc.*	418,104

		90,008,769

Specialty Retail (3.9%):
1,464	Advance Auto Parts, Inc.	230,521
1,536	AutoZone, Inc.*	1,287,690
4,272	Best Buy Co., Inc.	226,245
4,561	Burlington Stores, Inc.*^	741,938
7,264	CarMax, Inc.*^	455,671
3,571	Floor & Decor Holdings, Inc., Class A*^	92,489

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
704	Gap, Inc. (The)^	$18,135
79,578	Home Depot, Inc. (The)	13,673,092
2,854	L Brands, Inc.	73,262
56,362	Lowe’s Cos., Inc.	5,205,594
1,387	Michaels Cos., Inc. (The)*^	18,780
5,452	O’Reilly Automotive, Inc.*	1,877,287
25,208	Ross Stores, Inc.	2,097,306
1,372	Tiffany & Co.	110,460
85,463	TJX Cos., Inc. (The)	3,823,615
8,330	Tractor Supply Co.	695,055
3,899	Ulta Salon, Cosmetics & Fragrance, Inc.*	954,631
4,942	Urban Outfitters, Inc.*	164,074
1,308	Williams-Sonoma, Inc.^	65,989

		31,811,834

Technology Hardware, Storage & Peripherals (6.4%):
327,833	Apple, Inc.	51,712,378
613	Dell Technologies, Inc., Class C*	29,957
6,338	NCR Corp.*^	146,281
18,041	NetApp, Inc.^	1,076,506
11,271	Pure Storage, Inc., Class A*	181,238

		53,146,360

Textiles, Apparel & Luxury Goods (1.2%):
3,135	Carter’s, Inc.^	255,879
272	Columbia Sportswear Co.	22,872
25,249	Hanesbrands, Inc.^	316,370
6,559	Lululemon Athletica, Inc.*	797,640
5,382	Michael Kors Holdings, Ltd.*	204,085
86,588	Nike, Inc., Class C	6,419,634
4,386	Skechers U.S.A., Inc., Class A*^	100,396
4,078	Tapestry, Inc.	137,633
10,217	Under Armour, Inc., Class A*^	180,534
9,799	Under Armour, Inc., Class C*^	158,450
17,156	VF Corp.	1,223,909

		9,817,402

Tobacco (0.8%):
130,691	Altria Group, Inc.	6,454,828

Trading Companies & Distributors (0.4%):
732	Air Lease Corp.	22,114
19,791	Fastenal Co.^	1,034,871
3,997	HD Supply Holdings, Inc.*	149,967
1,355	MSC Industrial Direct Co., Inc., Class A	104,227
5,579	United Rentals, Inc.*	572,015
1,459	Univar, Inc.*	25,883
3,134	W.W. Grainger, Inc.^	884,916
1,767	Watsco, Inc.^	245,860

		3,039,853

Wireless Telecommunication Services (0.1%):
13,860	T-Mobile US, Inc.*	881,635

Total Common Stocks (Cost $610,543,021)		798,101,865

Preferred Stock (0.6%):
Software (0.6%):
841,419	Palantir Technologies, Inc., Series I*(a)(b)	4,552,077

Total Preferred Stock (Cost $5,157,898)		4,552,077

See accompanying notes to the financial statements.

9

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Unaffiliated Investment Company (2.4%):
19,918,120	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 2.20%(c)	$19,918,120

Total Unaffiliated Investment Company (Cost $19,918,120)		19,918,120

Short-Term Securities Held as Collateral for Securities on Loan (8.8%)(d)
Floating Rate Notes (2.1%)
1,298,000	Bedford Row Funding, 2.82%, 5/23/19	1,298,000
1,273,000	Bedford Row Funding, 2.72%, 8/15/19	1,273,000
1,400,000	Berkshire Hathaway Finance, 2.45%, 1/11/19	1,400,101
1,300,000	Commonwealth Bank of Australia, 2.68%, 5/3/19	1,300,027
1,500,000	Credit Agricole CIB, 2.75%, 4/23/19	1,500,000
1,282,000	HSBC Bank plc, 2.65%, 4/30/19	1,282,000
1,884,000	Svenska Handelsbanken AB, 2.69%, 8/22/19	1,884,000
1,626,000	Swedbank AB, 2.72%, 1/22/19	1,626,000
1,500,000	US Bank NA, 2.76%, 7/23/19	1,500,000
1,300,000	Wells Fargo Bank NA, 2.68%, 5/31/19	1,300,000
1,600,000	Wells Fargo Bank NA, 2.82%, 10/23/19	1,600,000
1,300,000	Westpac Banking Corp., 2.78%, 5/24/19	1,300,050

		17,263,178

Repurchase Agreements (1.5%)
1,455,045	BNP Paribas SA, 2.54%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $1,455,250, Collateralized by U.S. Treasury Obligations and Corporate Debt Securities, 0.00% - 7.55%, 1/17/19 - 9/15/56, fair value of $1,519,396	1,455,045

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Short-Term Securities Held as Collateral for Securities on Loan, continued
Repurchase Agreements, continued
11,108,411	Mizuho Securities USA LLC, 2.95%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $11,110,232, Collateralized by U.S. Government Agency Obligations, 2.00% - 5.50%, 2/1/31 - 2/20/48, fair value of $11,330,579	$11,108,411

		12,563,456

Time Deposits (0.3%)
2,700,000	Societe Generale SA, 2.40%, 1/2/19	2,700,000

Miscellaneous Investments (4.9%)
39,797,714	Short-Term Investments(e)	39,797,714

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $72,324,348)		72,324,348

Total Investment Securities (Cost $707,943,387) — 108.6%(f)		894,896,410
Net other assets (liabilities) — (8.6)%		(70,609,688)

Net Assets — 100.0%		$824,286,722

Percentages indicated are based on net assets as of December 31, 2018.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2018. The total value of securities on loan as of December 31, 2018, was $71,269,348.

†	Represents less than 0.05%.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2018, these securities represent 0.55% of the net assets of the fund.

(b)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2018. The total of all such securities represent 0.55% of the net assets of the fund.

(c)	The rate represents the effective yield at December 31, 2018.

(d)

Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(e)

Represents various short-term investments purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $1,182,200 has been segregated to cover margin requirements for the following open contracts as of December 31, 2018:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini March Futures (U.S. Dollar)	3/15/19	86	$10,893,190	$41,616
S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/15/19	86	10,772,360	43,613

				$85,229

See accompanying notes to the financial statements.

10

AZL Russell 1000 Growth Index Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investment securities, at cost	$707,943,387

Investment securities, at value(a)	$894,896,410
Cash	123,291
Segregated cash for collateral	1,182,200
Interest and dividends receivable	698,507
Receivable for capital shares issued	171,492
Receivable for variation margin on futures contracts	151,360
Reclaims receivable	33,628
Prepaid expenses	10,588

Total Assets	897,267,476

Liabilities:
Payable for investments purchased	85,457
Payable for capital shares redeemed	7,672
Payable for collateral received on loaned securities	72,324,348
Manager fees payable	260,182
Administration fees payable	3,994
Distribution fees payable	170,064
Custodian fees payable	2,567
Administrative and compliance services fees payable	2,710
Transfer agent fees payable	856
Trustee fees payable	1,038
Other accrued liabilities	121,866

Total Liabilities	72,980,754

Net Assets	$824,286,722

Net Assets Consist of:
Paid in capital	$532,852,623
Total distributable earnings	291,434,099

Net Assets	$824,286,722

Class 1
Net Assets	$48,665,284
Shares of beneficial interest (unlimited number of shares authorized, no par value)	4,808,835
Net Asset Value (offering and redemption price per share)	$10.12

Class 2
Net Assets	$775,621,438
Shares of beneficial interest (unlimited number of shares authorized, no par value)	57,310,269
Net Asset Value (offering and redemption price per share)	$13.53

(a)	Includes securities on loan of $71,269,348.

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends	$13,635,640
Interest	6,856
Income from securities lending	324,856
Foreign tax reclaims received	32,298

Total Investment Income	13,999,650

Expenses:
Manager fees	4,425,716
Administration fees	246,586
Distribution fees — Class 2	2,375,153
Custodian fees	39,235
Administrative and compliance services fees	15,750
Transfer agent fees	10,922
Trustee fees	50,301
Professional fees	44,953
Shareholder reports	30,427
Other expenses	213,150

Total expenses before reductions	7,452,193
Less expenses voluntarily waived/reimbursed by the Manager	(711,316)

Net expenses	6,740,877

Net Investment Income/(Loss)	7,258,773

Net realized and Change in Net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	101,704,649
Net realized gains/(losses) on futures contracts	(564,624)
Change in net unrealized appreciation/depreciation on securities	(103,994,965)
Change in net unrealized appreciation/depreciation on futures contracts	27,534

Net realized and Change in net unrealized gains/losses on investments:	(2,827,406)

Change in Net Assets Resulting From Operations	$4,431,367

See accompanying notes to the financial statements.

11

AZL Russell 1000 Growth Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$7,258,773	$9,133,888
Net realized gains/(losses) on investments	101,140,025	79,542,305
Change in unrealized appreciation/depreciation on investments	(103,967,431)	201,471,278

Change in net assets resulting from operations	4,431,367	290,147,471

Distributions to Shareholders:(a)
Class 1	(6,742,081)	(6,111,763)
Class 2	(80,249,124)	(97,833,977)

Change in net assets resulting from distributions to shareholders	(86,991,205)	(103,945,740)

Capital Transactions:
Class 1
Proceeds from shares issued	20,832	252,614
Proceeds from dividends reinvested	6,742,081	6,111,763
Value of shares redeemed	(6,120,493)	(7,763,906)

Total Class 1 Shares	642,420	(1,399,529)

Class 2
Proceeds from shares issued	45,892,002	8,281,857
Proceeds from dividends reinvested	80,249,124	97,833,977
Value of shares redeemed	(321,402,155)	(304,071,723)

Total Class 2 Shares	(195,261,029)	(197,955,889)

Change in net assets resulting from capital transactions	(194,618,609)	(199,355,418)

Change in net assets	(277,178,447)	(13,153,687)
Net Assets:(a)
Beginning of period	1,101,465,169	1,114,618,856

End of period	$824,286,722	$1,101,465,169

Share Transactions:
Class 1
Shares issued	1,674	21,691
Dividends reinvested	601,435	568,008
Shares redeemed	(505,673)	(675,529)

Total Class 1 Shares	97,436	(85,830)

Class 2
Shares issued	3,002,476	575,242
Dividends reinvested	5,349,942	7,018,219
Shares redeemed	(19,834,691)	(20,838,277)

Total Class 2 Shares	(11,482,273)	(13,244,816)

Change in shares	(11,384,837)	(13,330,646)

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in Notes to the Financial Statements.

See accompanying notes to the financial statements.

12

AZL Russell 1000 Growth Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2018	2017	2016*		2015	2014
Class 1

Net Asset Value, Beginning of Period	$11.74	$10.28	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.13	0.14	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	(0.20)	2.73	0.25

Total from Investment Activities	(0.07)	2.87	0.28

Distributions to Shareholders From:
Net Investment Income	(0.20)	(0.05)	—
Net Realized Gains	(1.35)	(1.36)	—

Total Dividends	(1.55)	(1.41)	—

Net Asset Value, End of Period	$10.12	$11.74	$10.28

Total Return(a)	(1.86)%	29.19%	2.80	%(b)

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$48,665	$55,307	$49,297
Net Investment Income/(Loss)(c)	0.96%	1.04%	1.26%
Expenses Before Reductions(c)(d)	0.50%	0.50%	0.50%
Expenses Net of Reductions(c)	0.43%	0.45%	0.45%
Portfolio Turnover Rate(e)	17%	12%	158	%(f)

Class 2

Net Asset Value, Beginning of Period	$15.21	$12.99	$15.32		$17.11	$16.55

Investment Activities:
Net Investment Income/(Loss)	0.15	0.13	0.04		0.19	0.17
Net Realized and Unrealized Gains/(Losses) on Investments	(0.33)	3.49	0.84		0.54	1.80

Total from Investment Activities	(0.18)	3.62	0.88		0.73	1.97

Distributions to Shareholders From:
Net Investment Income	(0.15)	(0.04)	(0.16)		(0.19)	(0.17)
Net Realized Gains	(1.35)	(1.36)	(3.05)		(2.33)	(1.24)

Total Dividends	(1.50)	(1.40)	(3.21)		(2.52)	(1.41)

Net Asset Value, End of Period	$13.53	$15.21	$12.99		$15.32	$17.11

Total Return(a)	(2.14)%	28.89%	6.43%		4.86%	12.21%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$775,621	$1,046,158	$1,065,322		$101,530	$130,259
Net Investment Income/(Loss)	0.71%	0.79%	0.99%		0.86%	0.83%
Expenses Before Reductions(d)	0.75%	0.75%	0.77%		0.78%	0.78%
Expenses Net of Reductions	0.68%	0.70%	0.72%		0.78%	0.78%
Portfolio Turnover Rate(e)	17%	12%	158	%(f)	14%	13%

*	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than on year.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

(f)

Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 158%.

See accompanying notes to the financial statements.

13

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 22 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Russell 1000 Growth Index Fund (the “Fund”), and 21 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

14

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2018

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2018 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested in short-term investments that have a remaining maturity of 397 days or less, similar to investments held in compliance with Rule 2a-7 under the 1940 Act. Included in short-term investments may be investments in overnight repurchase agreements that are collateralized at 102% with securities issued by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government, or other approved issuers. The securities purchased with cash collateral received are reflected in the Fund’s Schedule of Portfolio Investments under Short-Term Securities Held as Collateral for Securities on Loan. Short-term securities held as collateral for securities on loan are valued at amortized cost which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security. These are typically categorized as Level 2 in the fair value hierarchy, as defined in Note 4. Income earned on these investments is included in “Income from securities lending” on the Statement of Operations.

The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $31,991 during the year ended December 31, 2018. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $72,259,689 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2018. At December 31, 2018, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2018, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for these contracts was $14.9 million for the year ended December 31, 2018. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

15

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2018

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$85,229	Payable for variation margin on futures contracts	$—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$(564,624)	$27,534

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017
Distributions to Shareholders:
From net investment income
Class 1	$(204,799)
Class 2	(2,763,808)
From net realized gains
Class 1	(5,906,964)
Class 2	(95,070,169)

Change in net assets resulting from distributions to shareholders	$(103,945,740)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2020.

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Russell 1000 Growth Index Fund Class 1	0.44%	0.59%

AZL Russell 1000 Growth Index Fund Class 2	0.44%	0.84%

*

Effective December 1, 2018, the Manager voluntarily reduced the management fee to 0.36% on all assets. Prior to December 1, 2018, the Manager voluntarily reduced the management fee to 0.37% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table at any time.

16

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2018

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $8,140 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

17

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2018

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$798,101,865	$—	$—	$798,101,865
Preferred Stock	—	—	4,552,077	4,552,077
Short-Term Securities Held as Collateral for Securities on Loan	—	72,324,348	—	72,324,348
Unaffiliated Investment Company	19,918,120	—	—	19,918,120

Total Investment Securities	818,019,985	72,324,348	4,552,077	894,896,410

Other Financial Instruments:*
Futures Contracts	85,229	—	—	85,229

Total Investments	$818,105,214	$72,324,348	$4,552,077	$894,981,639

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Russell 1000 Growth Index Fund	$164,463,962	$440,004,764

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2018 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets

Palantir Technologies, Inc., Series I	2/7/14	$5,157,898	841,419	$4,552,077	0.55%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $711,503,966. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$208,838,310
Unrealized (depreciation)	(25,445,866)

Net unrealized appreciation/(depreciation)	$183,392,444

18

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2018

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Russell 1000 Growth Index Fund	$18,689,900	$68,301,305	$86,991,205

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Russell 1000 Growth Index Fund	$13,954,599	$89,991,141	$103,945,740

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Russell 1000 Growth Index Fund	$10,438,843	$97,602,812	$—	$183,392,444	$291,434,099

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had an individual shareholder account which are affiliated with the Manager representing ownership in excess of 70% of the Fund.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Russell 1000 Growth Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Russell 1000 Growth Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, 63.99% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2018, the Fund declared net short-term capital gain distributions of $9,659,784.

During the year ended December 31, 2018, the Fund declared net long-term capital gain distributions of $68,301,305.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Agreements were approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the

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Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the one-year period ended June 30, 2018, eight Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2018, 10 Funds were in the top 40%, three were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2018, five Funds were in the top 40%, three were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, the AZL Russell 1000 Value Index Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund, respectively, on September 12, 2018, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers.

For the AZL Russell 1000 Value Index Fund, the Board understood that the peer groups utilized for performance ranking by Lipper include both active and passive funds. The Board also understood that an index fund’s performance generally should be judged based upon how closely the Fund’s performance matches the performance of the Fund’s benchmark index. The Board quarterly receives information regarding index attribution (performance versus benchmark index) for the AZL Russell 1000 Value Index Fund, and the Board found the performance of the Fund by that measure to be satisfactory. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 22 Funds reviewed by the Board in the fall of 2018, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 22 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); (2) for the AZL BlackRock Global Allocation Fund, the AZL Enhanced Bond Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, although the management fee ranked below the 65th percentile, the Manager proposed increasing the temporary management fee waiver by one basis point due to lower subadvisory fees negotiated by the Manager; and (4) for the AZL Russell 1000 Value Index Fund, the AZL Russell 1000 Growth Fund, and the AZL MetWest Total Return Bond Fund, the Manager recommended increasing a temporary management fee waiver by one basis point for the Russell Funds and by five basis points for the MetWest Fund. Increasing the temporary management fee waivers effectively decreases the management fee paid by a fund.

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The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2017, were approximately $17.4 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for four Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL® Russell 1000 Value Index Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Russell 1000 Value Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Russell 1000 Value Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® Russell 1000 Value Index Fund (Class 2 Shares) (the “Fund”) returned -8.72%. That compared to a -8.27% total return for its benchmark, the Russell 1000® Value Index1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Russell 1000® Value Index (“Index”). The Index is designed to provide a comprehensive measure of value stocks’ performance.*

Markets opened the year posting strong gains fueled by tax-reform optimism and ongoing global growth that carried over from 2017. As the first quarter progressed, however, investors grew more concerned that the economy might be overheating. The realized volatility of the S&P 500 Index2 rose to annualized level of 19% during the first quarter, which was up from an average of 6.6% in 2017. Rising yields and trade protectionism fears further weighed on equities. And yet, the underlying U.S. economy remained healthy, with low unemployment, high consumer confidence and accelerating economic indicators. These factors supported the Federal Reserve Board’s (the Fed) decision to increase interest rates in March, which helped drive yields higher.

The second quarter saw renewed gains in U.S. equity markets, in spite of ongoing threats of U.S. tariffs. Unemployment fell to its lowest level since 1975 and earnings growth inspired confidence in investors. The Fed raised interest rates again in June.

U.S. large-cap equities reached all-time highs in the third quarter. Signs of strong economic growth and positive earnings results helped grow investors’ appetite for risk. Volatility fell in spite of the U.S. announcing tariffs on $505 billion of Chinese goods. The unemployment rate fell as well, dropping to 3.7% in September—the lowest rate since 1969. Meanwhile, consumer confidence reached its highest level since 2000. The strength of the economy led the Fed to once again raise interest rates, which, combined with positive growth and high levels of U.S. government debt issuance, helped push the yield on 10-year U.S. Treasuries up to 3.06%.

Concerns over Fed policy, growing trade protectionism and a potential slowdown in growth contributed to investor anxiety throughout the fourth quarter. Hawkish comments from Fed Chairman Powell about U.S. interest rates drove a temporary sell-off in U.S. Treasuries, and helped spur a return to volatility.

From a sector perspective, the largest negative returns in the Index came from the industrials, energy and materials sectors. Increases were seen in the healthcare and utilities sectors.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures had a slight positive impact on relative results.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]

The Standard & Poor’s 500 Index is unmanaged and is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® Russell 1000 Value Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to match the total return of the Russell 1000® Value Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

	Inception	1	3	5	Since
	Date	Year	Year	Year	Inception
AZL® Russell 1000 Value Index Fund (Class 1 Shares)	10/14/16	-8.50%	—	—	5.23%
AZL® Russell 1000 Value Index Fund (Class 2 Shares)	4/30/10	-8.72%	6.21%	5.22%	8.75%
Russell 1000® Value Index	4/30/10	-8.27%	6.95%	5.95%	9.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Russell 1000 Value Index Fund (Class 1 Shares)	0.50%
AZL® Russell 1000 Value Index Fund (Class 2 Shares)	0.75%

The above expense ratios are based on the current Fund prospectus dated May 1, 2018. The Manager voluntarily reduced the management fee to 0.36% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.59% for Class 1 Shares and 0.84% for Class 2 Shares through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Russell 1000 Value Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Russell 1000 Value Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL Russell 1000 Value Index Fund, Class 1	$1,000.00	$931.60	$2.09	0.43%

AZL Russell 1000 Value Index Fund, Class 2	$1,000.00	$930.60	$3.31	0.68%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL Russell 1000 Value Index Fund, Class 1	$1,000.00	$1,023.04	$2.19	0.43%

AZL Russell 1000 Value Index Fund, Class 2	$1,000.00	$1,021.78	$3.47	0.68%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Financials	22.0%

Health Care	15.7

Information Technology	9.2

Energy	9.3

Consumer Staples	7.8

Industrials	7.1

Telecommunication Services	7.2

Utilities	6.5

Consumer Discretionary	5.3

Real Estate	4.8

Materials	3.9

Total Common Stocks	98.8

Short-Term Securities Held as Collateral for Securities on Loan	13.4

Money Markets	1.0

Total Investment Securities	113.2

Net other assets (liabilities)	(13.2)

Net Assets	100.0%

3

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks (98.8%):
Aerospace & Defense (1.3%):
31,860	Arconic, Inc.	$537,160
2,976	Curtiss-Wright Corp.	303,909
10,228	General Dynamics Corp.	1,607,944
5,156	Hexcel Corp.^	295,645
463	Huntington Ingalls Industries, Inc.	88,114
5,604	L3 Technologies, Inc.	973,191
1,591	Lockheed Martin Corp.	416,587
2,600	Teledyne Technologies, Inc.*	538,382
14,720	Textron, Inc.	676,973
58,729	United Technologies Corp.	6,253,463

		11,691,368

Airlines (0.6%):
8,850	Alaska Air Group, Inc.	538,523
29,522	American Airlines Group, Inc.^	947,951
2,272	Copa Holdings SA, Class A	178,829
34,476	Delta Air Lines, Inc.	1,720,353
23,290	JetBlue Airways Corp.*	374,037
10,786	Southwest Airlines Co.	501,333
17,578	United Continental Holdings, Inc.*	1,471,806

		5,732,832

Auto Components (0.2%):
6,811	Adient plc	102,574
2,620	Aptiv plc	161,313
15,401	BorgWarner, Inc.	535,030
2,091	Garrett Motion, Inc.*	25,803
6,457	Gentex Corp.^	130,496
17,699	Goodyear Tire & Rubber Co.^	361,237
3,953	Lear Corp.	485,666
787	Visteon Corp.*^	47,440

		1,849,559

Automobiles (0.7%):
280,004	Ford Motor Co.^	2,142,031
94,271	General Motors Co.	3,153,364
12,265	Harley-Davidson, Inc.^	418,482
713	Thor Industries, Inc.^	37,076

		5,750,953

Banks (10.5%):
12,426	Associated Banc-Corp.	245,911
667,789	Bank of America Corp.	16,454,321
3,052	Bank of Hawaii Corp.^	205,461
7,701	Bank OZK^	175,814
7,603	BankUnited, Inc.	227,634
56,316	BB&T Corp.	2,439,609
1,907	BOK Financial Corp.	139,840
7,754	CIT Group, Inc.	296,746
178,233	Citigroup, Inc.	9,278,810
33,806	Citizens Financial Group, Inc.	1,005,052
11,216	Comerica, Inc.	770,427
7,335	Commerce Bancshares, Inc.^	413,474
4,207	Cullen/Frost Bankers, Inc.^	369,964
9,831	East West Bancorp, Inc.	427,943
23,766	F.N.B. Corp.^	233,857
47,636	Fifth Third Bancorp	1,120,875
586	First Citizens BancShares, Inc., Class A	220,951
7,939	First Hawaiian, Inc.	178,707

Shares		Fair Value
Common Stocks, continued
Banks, continued
23,847	First Horizon National Corp.^	$313,827
11,417	First Republic Bank^	992,137
75,840	Huntington Bancshares, Inc.^	904,013
241,361	JPMorgan Chase & Co.	23,561,660
75,117	KeyCorp	1,110,229
10,392	M&T Bank Corp.	1,487,407
8,090	PacWest Bancorp^	269,235
25,475	People’s United Financial, Inc.^	367,604
3,207	Pinnacle Financial Partners, Inc.^	147,843
33,537	PNC Financial Services Group, Inc.	3,920,811
7,399	Popular, Inc.	349,381
4,891	Prosperity Bancshares, Inc.^	304,709
75,819	Regions Financial Corp.	1,014,458
1,481	Signature Bank	152,262
16,388	Sterling Bancorp^	270,566
33,342	SunTrust Banks, Inc.	1,681,770
919	SVB Financial Group*	174,536
7,945	Synovus Financial Corp.^	254,161
12,073	TCF Financial Corp.	235,303
829	Texas Capital Bancshares, Inc.*	42,354
110,952	U.S. Bancorp	5,070,506
16,134	Umpqua Holdings Corp.^	256,531
6,726	Webster Financial Corp.^	331,525
309,572	Wells Fargo & Co.	14,265,078
2,927	Western Alliance Bancorp*	115,587
4,084	Wintrust Financial Corp.	271,545
13,125	Zions Bancorp^	534,713

		92,605,147

Beverages (0.6%):
62,779	Coca-Cola Co. (The)	2,972,586
12,231	Molson Coors Brewing Co., Class B	686,893
11,817	PepsiCo, Inc.	1,305,542

		4,965,021

Biotechnology (0.4%):
192	Agios Pharmaceuticals, Inc.*^	8,853
2,740	Alexion Pharmaceuticals, Inc.*	266,766
721	Alnylam Pharmaceuticals, Inc.*	52,568
2,830	Amgen, Inc.	550,916
782	Biogen Idec, Inc.*	235,319
1,213	Bluebird Bio, Inc.*^	120,330
23,686	Gilead Sciences, Inc.	1,481,560
3,155	United Therapeutics Corp.*^	343,580

		3,059,892

Building Products (0.4%):
1,202	Allegion plc^	95,811
6,221	Fortune Brands Home & Security, Inc.^	236,336
66,318	Johnson Controls International plc	1,966,329
167	Lennox International, Inc.	36,550
7,381	Masco Corp.	215,820
8,068	Owens Corning, Inc.	354,831
3,486	Resideo Technologies, Inc.*	71,637
6,134	USG Corp.	261,676

		3,238,990

Capital Markets (3.1%):
3,626	Affiliated Managers Group, Inc.	353,317
8,533	Ameriprise Financial, Inc.	890,589

See accompanying notes to the financial statements.

4

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
66,751	Bank of New York Mellon Corp. (The)^	$3,141,970
19,529	BGC Partners, Inc., Class A	100,965
8,886	BlackRock, Inc., Class A+	3,490,599
670	CBOE Holdings, Inc.	65,546
22,616	CME Group, Inc.	4,254,522
14,240	E*TRADE Financial Corp.	624,851
21,641	Franklin Resources, Inc.	641,872
25,560	Goldman Sachs Group, Inc. (The)	4,269,798
541	Interactive Brokers Group, Inc., Class A	29,566
19,969	Intercontinental Exchange, Inc.	1,504,265
29,871	Invesco, Ltd.^	500,041
712	Lazard, Ltd., Class A	26,280
6,226	Legg Mason, Inc.	158,825
88,717	Morgan Stanley	3,517,629
8,203	NASDAQ OMX Group, Inc. (The)^	669,119
10,831	Northern Trust Corp.	905,363
6,814	Raymond James Financial, Inc.	507,030
25,263	State Street Corp.	1,593,337
1,213	T. Rowe Price Group, Inc.	111,984

		27,357,468

Chemicals (2.7%):
15,755	Air Products & Chemicals, Inc.	2,521,588
7,700	Albemarle Corp.^	593,439
4,582	Ashland Global Holdings, Inc.	325,139
9,414	Axalta Coating Systems, Ltd.*	220,476
4,576	Cabot Corp.	196,493
3,646	Celanese Corp., Series A	328,031
16,620	CF Industries Holdings, Inc.	723,136
167,651	DowDuPont, Inc.	8,965,975
9,894	Eastman Chemical Co.	723,350
10,112	Ecolab, Inc.	1,490,003
5,855	FMC Corp.	433,036
16,061	Huntsman Corp.	309,817
3,645	International Flavor & Fragrances, Inc.^	489,414
16,690	Linde plc	2,604,308
11,981	LyondellBasell Industries NV, Class A	996,340
25,076	Mosaic Co. (The)	732,470
29	NewMarket Corp.^	11,951
12,236	Olin Corp.^	246,066
8,646	Platform Speciality Products Corp.*	89,313
16,299	PPG Industries, Inc.	1,666,247
7,705	RPM International, Inc.	452,900
1,540	Scotts Miracle-Gro Co. (The)^	94,648
14,263	Valvoline, Inc.	275,989
1,241	W.R. Grace & Co.	80,553
252	Westlake Chemical Corp.	16,675

		24,587,357

Commercial Services & Supplies (0.2%):
8,460	ADT, Inc.^	50,845
3,833	Clean Harbors, Inc.*	189,159
682	KAR Auction Services, Inc.	32,545
14,518	Republic Services, Inc., Class A	1,046,602
6,081	Stericycle, Inc.*^	223,112
4,830	Waste Management, Inc.	429,821

		1,972,084

Shares		Fair Value
Common Stocks, continued
Communications Equipment (1.9%):
11,844	ARRIS International plc*	$362,071
331,147	Cisco Systems, Inc.	14,348,600
13,972	CommScope Holding Co., Inc.*	229,001
3,606	EchoStar Corp., Class A*	132,412
24,177	Juniper Networks, Inc.	650,603
10,255	Motorola Solutions, Inc.	1,179,735

		16,902,422

Construction & Engineering (0.2%):
11,753	Aecom Technology Corp.*	311,455
3,604	Arcosa, Inc.*	99,795
10,327	Fluor Corp.	332,529
9,388	Jacobs Engineering Group, Inc.	548,822
8,021	Quanta Services, Inc.^	241,432
1,677	Valmont Industries, Inc.^	186,063

		1,720,096

Construction Materials (0.0%)†:
470	Eagle Materials, Inc., Class A	28,684
384	Martin Marietta Materials, Inc.^	65,998
554	Vulcan Materials Co.	54,735

		149,417

Consumer Finance (0.8%):
29,548	Ally Financial, Inc.	669,558
16,353	American Express Co.	1,558,768
31,633	Capital One Financial Corp.	2,391,138
69	Credit Acceptance Corp.*^	26,341
13,267	Discover Financial Services	782,488
19,798	Navient Corp.	174,420
5,292	Onemain Holdings, Inc.*	128,543
7,264	Santander Consumer USA Holdings, Inc.^	127,774
32,033	SLM Corp.*^	266,194
34,570	Synchrony Financial	811,012

		6,936,236

Containers & Packaging (0.6%):
4,575	AptarGroup, Inc.	430,370
1,027	Ardagh Group SA	11,379
24,240	Ball Corp.^	1,114,555
6,813	Bemis Co., Inc.	312,717
4,929	Berry Global Group, Inc.*	234,275
19,372	Graphic Packaging Holding Co.^	206,118
25,780	International Paper Co.	1,040,481
11,614	Owens-Illinois, Inc.*^	200,225
5,409	Sealed Air Corp.	188,450
3,758	Silgan Holdings, Inc.	88,764
7,218	Sonoco Products Co.^	383,492
17,776	WestRock Co.	671,222

		4,882,048

Distributors (0.2%):
10,076	Genuine Parts Co.	967,497
18,249	LKQ Corp.*	433,049

		1,400,546

Diversified Consumer Services (0.1%):
708	Bright Horizons Family Solutions, Inc.*	78,907
310	Graham Holdings Co., Class B	198,580

See accompanying notes to the financial statements.

5

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Diversified Consumer Services, continued
12,466	H&R Block, Inc.	$316,262
6,832	Service Corp. International^	275,056

		868,805

Diversified Financial Services (3.0%):
11,776	AXA Equitable Holdings, Inc.^	195,835
123,264	Berkshire Hathaway, Inc., Class B*^	25,168,043
22,260	Jefferies Financial Group, Inc.^	386,434
10,334	Voya Financial, Inc.^	414,807

		26,165,119

Diversified Telecommunication Services (3.8%):
528,903	AT&T, Inc.^	15,094,892
68,631	CenturyLink, Inc.^	1,039,760
301,342	Verizon Communications, Inc.	16,941,447

		33,076,099

Electric Utilities (3.8%):
16,304	Alliant Energy Corp.^	688,844
36,051	American Electric Power Co., Inc.	2,694,452
4,183	Avangrid, Inc.^	209,526
52,238	Duke Energy Corp.^	4,508,139
22,808	Edison International	1,294,810
13,104	Entergy Corp.	1,127,861
19,289	Evergy, Inc.	1,095,037
23,247	Eversource Energy	1,511,985
70,012	Exelon Corp.	3,157,541
35,708	FirstEnergy Corp.^	1,340,835
7,968	Hawaiian Electric Industries, Inc.^	291,788
34,933	NextEra Energy, Inc.	6,072,055
14,685	OGE Energy Corp.^	575,505
37,215	PG&E Corp.*	883,856
7,768	Pinnacle West Capital Corp.^	661,834
52,007	PPL Corp.^	1,473,358
75,343	Southern Co. (The)	3,309,065
37,059	Xcel Energy, Inc.	1,825,897

		32,722,388

Electrical Equipment (0.7%):
2,932	Acuity Brands, Inc.^	337,033
13,139	AMETEK, Inc.	889,510
31,252	Eaton Corp. plc	2,145,763
12,917	Emerson Electric Co.	771,791
4,490	GrafTech International, Ltd.^	51,366
1,298	Hubbell, Inc.	128,943
11,799	nVent Electric plc	265,005
3,196	Regal-Beloit Corp.	223,880
5,783	Sensata Technologies Holding plc*^	259,310

		5,072,601

Electronic Equipment, Instruments & Components (0.6%):
6,405	Arrow Electronics, Inc.*	441,625
8,623	Avnet, Inc.	311,290
515	Coherent, Inc.*	54,441
57,035	Corning, Inc.	1,723,028
4,552	Dolby Laboratories, Inc., Class A	281,496
9,008	FLIR Systems, Inc.	392,208
12,323	Jabil, Inc.	305,487
13,243	Keysight Technologies, Inc.*	822,126
334	Littlelfuse, Inc.^	57,274

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
1,593	National Instruments Corp.	$72,290
18,363	Trimble Navigation, Ltd.*	604,326

		5,065,591

Energy Equipment & Services (0.8%):
5,618	Apergy Corp.*^	152,135
36,383	Baker Hughes, a GE Co.^	782,235
7,814	Helmerich & Payne, Inc.	374,603
25,982	Nabors Industries, Ltd.	51,964
27,310	National-Oilwell Varco, Inc.	701,867
16,273	Patterson-UTI Energy, Inc.	168,426
2,937	RPC, Inc.^	28,988
100,049	Schlumberger, Ltd.	3,609,768
35,157	Transocean, Ltd.*	243,990
73,916	Weatherford International plc*	41,319

		6,155,295

Entertainment (1.3%):
7,822	Cinemark Holdings, Inc.^	280,028
1,716	Liberty Media Group, Class A*^	51,000
14,529	Liberty Media Group, Class C*^	446,040
3,570	Lions Gate Entertainment Corp., Class A^	57,477
6,558	Lions Gate Entertainment Corp., Class B	97,583
1,215	Madison Square Garden Co. (The), Class A*	325,256
3,385	Take-Two Interactive Software, Inc.*	348,452
75,725	Twenty-First Century Fox, Inc.	3,643,886
35,643	Twenty-First Century Fox, Inc., Class B	1,703,023
871	Viacom, Inc., Class A	24,223
24,925	Viacom, Inc., Class B	640,573
30,594	Walt Disney Co. (The)	3,354,631
55,879	Zynga, Inc.*	219,604

		11,191,776

Equity Real Estate Investment Trusts (4.7%):
6,941	Alexandria Real Estate Equities, Inc.	799,881
10,028	American Campus Communities, Inc.	415,059
19,034	American Homes 4 Rent, Class A	377,825
11,494	Apartment Investment & Management Co., Class A	504,357
15,946	Apple Hospitality REIT, Inc.	227,390
9,932	AvalonBay Communities, Inc.	1,728,665
11,214	Boston Properties, Inc.	1,262,136
13,373	Brandywine Realty Trust	172,111
22,206	Brixmor Property Group, Inc.	326,206
11,783	Brookfield Property REIT, Inc., Class A	189,706
6,537	Camden Property Trust	575,583
34,735	Colony Capital, Inc.	162,560
8,924	Columbia Property Trust, Inc.	172,679
7,444	Corporate Office Properties Trust	156,547
7,555	Crown Castle International Corp.	820,700
13,793	CubeSmart^	395,721
7,684	Cyrusone, Inc.	406,330
14,980	Digital Realty Trust, Inc.^	1,596,119
11,823	Douglas Emmett, Inc.	403,519
24,697	Duke Realty Corp.	639,652
10,249	Empire State Realty Trust, Inc., Class A	145,843
5,428	EPR Properties	347,555
8,643	Equity Commonwealth^	259,376
25,666	Equity Residential Property Trust	1,694,213
4,783	Essex Property Trust, Inc.	1,172,839

See accompanying notes to the financial statements.

6

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
1,246	Extra Space Storage, Inc.^	$112,738
5,364	Federal Realty Investment Trust	633,167
9,484	Gaming & Leisure Properties, Inc.	306,428
33,648	HCP, Inc.	939,789
15,383	Healthcare Trust of America, Inc., Class A	389,344
7,483	Highwoods Properties, Inc.	289,517
11,980	Hospitality Properties Trust	286,082
51,978	Host Hotels & Resorts, Inc.	866,473
9,918	Hudson Pacific Properties, Inc.	288,217
21,992	Invitation Homes, Inc.^	441,599
20,913	Iron Mountain, Inc.^	677,790
7,758	JBG SMITH Properties	270,056
7,134	Kilroy Realty Corp.	448,586
29,936	Kimco Realty Corp.^	438,562
604	Lamar Advertising Co., Class A^	41,785
10,856	Liberty Property Trust	454,649
3,166	Life Storage, Inc.^	294,406
10,013	Macerich Co. (The)^	433,363
26,713	Medical Properties Trust, Inc.^	429,545
8,043	Mid-America Apartment Communities, Inc.	769,715
10,771	National Retail Properties, Inc.	522,501
13,227	Omega Healthcare Investors, Inc.^	464,929
10,201	Outfront Media, Inc.	184,842
15,595	Paramount Group, Inc.	195,873
14,796	Parks Hotels & Resorts, Inc.^	384,400
45,139	ProLogis, Inc.	2,650,563
9,455	Rayonier, Inc.	261,809
21,244	Realty Income Corp.^	1,339,222
11,186	Regency Centers Corp.	656,394
16,474	Retail Properties of America, Inc., Class A^	178,743
1,346	Retail Value REIT, Inc.	34,444
17,678	Senior Housing Properties Trust^	207,186
1,920	Simon Property Group, Inc.	322,541
11,652	SITE Centers Corp.	128,988
5,661	SL Green Realty Corp.	447,672
6,270	Spirit Realty Capital, Inc.	221,018
13,797	STORE Capital Corp.	390,593
6,104	Sun Communities, Inc.	620,838
18,650	UDR, Inc.	738,913
12,033	Uniti Group, Inc.^	187,354
25,594	Ventas, Inc.	1,499,552
71,400	VEREIT, Inc.	510,510
28,747	VICI Properties, Inc.	539,869
12,079	Vornado Realty Trust	749,260
8,754	Weingarten Realty Investors	217,187
26,806	Welltower, Inc.	1,860,604
54,192	Weyerhaeuser Co.	1,184,637
11,497	WP Carey, Inc.^	751,214

		41,216,039

Food & Staples Retailing (1.9%):
2,733	Casey’s General Stores, Inc.^	350,207
57,175	Kroger Co. (The)^	1,572,313
14,923	US Foods Holding Corp.*	472,164
59,521	Walgreens Boots Alliance, Inc.	4,067,070
103,549	Wal-Mart Stores, Inc.	9,645,588

		16,107,342

Shares		Fair Value
Common Stocks, continued
Food Products (2.0%):
40,104	Archer-Daniels-Midland Co.	$1,643,061
10,367	Bunge, Ltd.	554,012
4,043	Campbell Soup Co.^	133,379
34,633	Conagra Brands, Inc.	739,761
13,586	Flowers Foods, Inc.^	250,933
40,996	General Mills, Inc.^	1,596,384
7,154	Hain Celestial Group, Inc.*^	113,462
962	Hershey Co. (The)	103,107
19,380	Hormel Foods Corp.^	827,138
5,200	Ingredion, Inc.	475,280
7,826	JM Smucker Co. (The)^	731,653
9,146	Kellogg Co.	521,413
43,072	Kraft Heinz Co. (The)	1,853,820
10,790	Lamb Weston Holdings, Inc.	793,712
8,405	McCormick & Co.	1,170,312
104,448	Mondelez International, Inc., Class A	4,181,054
3,789	Pilgrim’s Pride Corp.*	58,767
2,059	Post Holdings, Inc.*^	183,519
18	Seaboard Corp.^	63,684
4,049	TreeHouse Foods, Inc.*^	205,325
20,814	Tyson Foods, Inc., Class A	1,111,468

		17,311,244

Gas Utilities (0.2%):
7,564	Atmos Energy Corp.	701,334
5,942	National Fuel Gas Co.	304,112
12,183	UGI Corp.	649,963

		1,655,409

Health Care Equipment & Supplies (4.1%):
124,524	Abbott Laboratories	9,006,821
31,983	Baxter International, Inc.	2,105,121
17,565	Becton, Dickinson & Co.	3,957,746
22,696	Boston Scientific Corp.*	802,077
2,859	Cooper Cos., Inc. (The)	727,616
44,968	Danaher Corp.^	4,637,100
15,402	Dentsply Sirona, Inc.	573,108
1,674	Hill-Rom Holdings, Inc.	148,233
19,221	Hologic, Inc.*	789,983
1,182	Integra LifeSciences Holdings Corp.*	53,308
98,519	Medtronic plc	8,961,288
6,164	STERIS plc^	658,623
2,714	Teleflex, Inc.	701,515
4,140	West Pharmaceutical Services, Inc.	405,844
14,622	Zimmer Holdings, Inc.	1,516,594

		35,044,977

Health Care Providers & Services (2.5%):
6,518	Acadia Healthcare Co., Inc.*^	167,578
18,881	Anthem, Inc.	4,958,717
22,195	Cardinal Health, Inc.	989,897
1,774	Centene Corp.*	204,542
19,303	Cigna Corp.	3,666,026
86,334	CVS Health Corp.	5,656,605
4,639	DaVita, Inc.*	238,723
5,660	HCA Healthcare, Inc.	704,387
9,298	Henry Schein, Inc.*^	730,079
510	Humana, Inc.	146,105

See accompanying notes to the financial statements.

7

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
6,868	Laboratory Corp. of America Holdings*	$867,840
12,530	McKesson Corp.	1,384,189
6,750	MEDNAX, Inc.*	222,750
701	Molina Healthcare, Inc.*	81,470
2,584	Premier, Inc., Class A*^	96,512
9,670	Quest Diagnostics, Inc.^	805,221
5,938	Universal Health Services, Inc., Class B	692,133
259	WellCare Health Plans, Inc.*	61,147

		21,673,921

Health Care Technology (0.1%):
12,412	Cerner Corp.*	650,885

Hotels, Restaurants & Leisure (1.9%):
17,993	Aramark Holdings Corp.	521,257
43,730	Caesars Entertainment Corp.*^	296,927
29,216	Carnival Corp., Class A	1,440,349
4,527	Darden Restaurants, Inc.^	452,066
5,298	Extended Stay America, Inc.	82,119
3,246	Hyatt Hotels Corp., Class A	219,430
6,892	International Game Technology plc^	100,830
10,239	Las Vegas Sands Corp.	532,940
45,446	McDonald’s Corp.	8,069,846
32,188	MGM Resorts International	780,881
15,202	Norwegian Cruise Line Holdings, Ltd.*	644,413
11,923	Royal Caribbean Cruises, Ltd.	1,165,950
24,197	Yum China Holdings, Inc.	811,325
16,026	Yum! Brands, Inc.	1,473,110

		16,591,443

Household Durables (0.5%):
10,485	D.R. Horton, Inc.	363,410
8,385	Garmin, Ltd.	530,938
9,646	Leggett & Platt, Inc.^	345,713
9,911	Lennar Corp., Class A	388,016
523	Lennar Corp., Class B	16,386
4,583	Mohawk Industries, Inc.*	536,028
31,111	Newell Brands, Inc.^	578,352
13,017	PulteGroup, Inc.^	338,312
5,126	Toll Brothers, Inc.	168,799
4,369	Whirlpool Corp.^	466,915

		3,732,869

Household Products (2.4%):
2,653	Church & Dwight Co., Inc.	174,461
1,243	Clorox Co. (The)^	191,596
50,488	Colgate-Palmolive Co.	3,005,046
1,845	Energizer Holdings, Inc.	83,302
3,332	Kimberly-Clark Corp.	379,648
181,343	Procter & Gamble Co. (The)	16,669,048
1,682	Spectrum Brands Holdings, Inc.^	71,065

		20,574,166

Independent Power and Renewable Electricity Producers (0.3%):
46,863	AES Corp. (The)	677,639
21,725	NRG Energy, Inc.	860,310
29,028	Vistra Energy Corp.*^	664,451

		2,202,400

Industrial Conglomerates (1.2%):
6,742	3M Co., Class C	1,284,621
4,307	Carlisle Cos., Inc.	432,940

Shares		Fair Value
Common Stocks, continued
Industrial Conglomerates, continued
626,277	General Electric Co.	$4,740,916
20,464	Honeywell International, Inc.	2,703,704
5,886	Roper Industries, Inc.	1,568,737

		10,730,918

Insurance (4.3%):
55,573	Aflac, Inc.	2,531,907
885	Alleghany Corp.	551,638
24,965	Allstate Corp. (The)	2,062,858
5,288	American Financial Group, Inc.	478,723
54,857	American International Group, Inc.^	2,161,914
545	American National Insurance Co.	69,346
23,983	Arch Capital Group, Ltd.*	640,825
12,922	Arthur J. Gallagher & Co.	952,351
4,337	Aspen Insurance Holdings, Ltd.	182,111
3,857	Assurant, Inc.	344,970
7,840	Assured Guaranty, Ltd.	300,115
11,694	Athene Holding, Ltd.*	465,772
5,358	Axis Capital Holdings, Ltd.	276,687
8,817	Brighthouse Financial, Inc.*	268,742
15,943	Brown & Brown, Inc.	439,389
33,487	Chubb, Ltd.	4,325,850
10,958	Cincinnati Financial Corp.	848,368
2,066	CNA Financial Corp.	91,214
477	Erie Indemnity Co., Class A	63,589
1,801	Everest Re Group, Ltd.	392,186
7,988	First American Financial Corp.	356,584
19,446	FNF Group^	611,382
3,116	Hanover Insurance Group, Inc. (The)	363,855
25,715	Hartford Financial Services Group, Inc. (The)	1,143,032
15,327	Lincoln National Corp.	786,428
19,529	Loews Corp.	888,960
881	Markel Corp.*	914,522
19,604	Marsh & McLennan Cos., Inc.^	1,563,419
1,950	Mercury General Corp.^	100,835
60,925	MetLife, Inc.	2,501,581
20,851	Old Republic International Corp.	428,905
20,097	Principal Financial Group, Inc.^	887,684
30,331	Prudential Financial, Inc.	2,473,493
4,469	Reinsurance Group of America, Inc.	626,688
2,666	RenaissanceRe Holdings, Ltd.	356,444
7,762	Torchmark Corp.	578,502
15,685	Travelers Cos., Inc. (The)	1,878,279
14,665	UnumProvident Corp.	430,858
6,995	W.R. Berkley Corp.^	517,000
229	White Mountains Insurance Group, Ltd.^	196,411
9,473	Willis Towers Watson plc	1,438,570

		36,491,987

Interactive Media & Services (0.0%)†:
1,201	Zillow Group, Inc., Class A*^	37,747
2,454	Zillow Group, Inc., Class C*^	77,498

		115,245

Internet & Direct Marketing Retail (0.2%):
52,616	eBay, Inc.*	1,476,932
30,147	Qurate Retail, Inc.*	588,469

		2,065,401

See accompanying notes to the financial statements.

8

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
IT Services (1.1%):
741	Akamai Technologies, Inc.*	$45,260
10,522	Amdocs, Ltd.	616,379
407	Booz Allen Hamilton Holding Corp.	18,343
4,185	Cognizant Technology Solutions Corp., Class A	265,664
13,990	Conduent, Inc.*	148,714
2,311	CoreLogic, Inc.*	77,234
20,180	DXC Technology Co.	1,072,971
1,788	Euronet Worldwide, Inc.*	183,055
21,576	Fidelity National Information Services, Inc.	2,212,620
7,026	Genpact, Ltd.	189,632
18,602	International Business Machines Corp.	2,114,489
10,533	Leidos Holdings, Inc.	555,300
3,751	Sabre Corp.	81,172
2,393	Teradata Corp.*	91,795
24,023	Western Union Co.^	409,832
19,529	Worldpay, Inc., Class A*	1,492,601

		9,575,061

Leisure Products (0.1%):
5,762	Brunswick Corp.	267,645
1,829	Hasbro, Inc.^	148,606
19,631	Mattel, Inc.*^	196,114

		612,365

Life Sciences Tools & Services (1.3%):
22,937	Agilent Technologies, Inc.	1,547,330
1,557	Bio-Rad Laboratories, Inc., Class A*	361,567
4,351	Bruker Corp.	129,529
985	Charles River Laboratories International, Inc.*	111,482
11,629	IQVIA Holdings, Inc.*	1,350,941
8,099	PerkinElmer, Inc.^	636,176
16,322	Qiagen NV*	562,293
27,414	Thermo Fisher Scientific, Inc.	6,134,980
405	Waters Corp.*	76,403

		10,910,701

Machinery (1.3%):
4,864	AGCO Corp.	270,779
3,467	Caterpillar, Inc.	440,552
6,364	Colfax Corp.*	133,008
3,660	Crane Co.	264,179
6,938	Cummins, Inc.	927,194
680	Donaldson Co., Inc.^	29,505
10,207	Dover Corp.	724,187
9,633	Flowserve Corp.^	366,247
1,849	Fortive Corp.	125,103
5,136	Gardner Denver Holdings, Inc.*	105,031
3,502	Gates Industrial Corp. plc*^	46,366
325	IDEX Corp.	41,035
8,006	Ingersoll-Rand plc	730,387
6,412	ITT, Inc.^	309,507
1,659	Middleby Corp. (The)*^	170,429
311	Nordson Corp.	37,118
5,409	OshKosh Corp.	331,626
24,272	PACCAR, Inc.^	1,386,901
7,732	Parker Hannifin Corp.	1,153,150
10,768	Pentair plc	406,815
4,132	Snap-On, Inc.^	600,338
10,996	Stanley Black & Decker, Inc.	1,316,661

Shares		Fair Value
Common Stocks, continued
Machinery, continued
4,889	Terex Corp.	$134,790
5,193	Timken Co.	193,803
10,813	Trinity Industries, Inc.^	222,640
4,044	Wabtec Corp.^	284,091
5,821	Xylem, Inc.^	388,377

		11,139,819

Marine (0.0%)†:
4,318	Kirby Corp.*^	290,860

Media (2.0%):
3,653	Charter Communications, Inc., Class A*	1,040,995
332,192	Comcast Corp., Class A	11,311,138
11,283	Discovery Communications, Inc., Class A*^	279,141
24,350	Discovery Communications, Inc., Class C*^	561,998
16,349	DISH Network Corp., Class A*^	408,235
7,401	GCI Liberty, Inc., Class A*^	304,625
25,400	Interpublic Group of Cos., Inc. (The)^	524,002
3,338	John Wiley & Sons, Inc., Class A	156,786
1,955	Liberty Broadband Corp., Class A*	140,389
7,338	Liberty Broadband Corp., Class C*	528,556
6,355	Liberty SiriusXM Group, Class A*	233,864
11,569	Liberty SiriusXM Group, Class C*	427,822
28,129	News Corp., Class A	319,264
8,694	News Corp., Class B	100,416
5,622	Omnicom Group, Inc.^	411,755
6,572	Tribune Media Co., Class A^	298,237

		17,047,223

Metals & Mining (0.6%):
13,759	Alcoa Corp.*	365,714
103,218	Freeport-McMoRan Copper & Gold, Inc.	1,064,178
39,022	Newmont Mining Corp.	1,352,112
22,486	Nucor Corp.	1,165,000
5,165	Reliance Steel & Aluminum Co.	367,593
2,872	Royal Gold, Inc.^	245,987
14,110	Steel Dynamics, Inc.	423,864
12,941	United States Steel Corp.	236,044

		5,220,492

Mortgage Real Estate Investment Trusts (0.3%):
37,275	AGNC Investment Corp.	653,804
93,548	Annaly Capital Management, Inc.	918,641
13,672	Chimera Investment Corp.	243,635
32,957	MFA Financial, Inc.	220,153
25,221	New Residential Investment Corp.^	358,390
19,113	Starwood Property Trust, Inc.	376,717
17,949	Two Harbors Investment Corp.	230,465

		3,001,805

Multiline Retail (0.6%):
13,966	Dollar Tree, Inc.*	1,261,409
11,905	Kohl’s Corp.^	789,778
21,766	Macy’s, Inc.^	648,191
38,531	Target Corp.	2,546,514

		5,245,892

Multi-Utilities (2.0%):
17,383	Ameren Corp.	1,133,893
35,952	CenterPoint Energy, Inc.	1,014,925
20,837	CMS Energy Corp.	1,034,557

See accompanying notes to the financial statements.

9

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Multi-Utilities, continued
22,515	Consolidated Edison, Inc.	$1,721,497
47,519	Dominion Energy, Inc.	3,395,707
13,176	DTE Energy Co.	1,453,313
14,282	MDU Resources Group, Inc.	340,483
26,696	NiSource, Inc.	676,744
37,032	Public Service Enterprise Group, Inc.	1,927,516
10,463	SCANA Corp.	499,922
19,993	Sempra Energy^	2,163,043
6,127	Vectren Corp.	441,021
23,393	WEC Energy Group, Inc.^	1,620,199

		17,422,820

Oil, Gas & Consumable Fuels (8.5%):
24,451	Anadarko Petroleum Corp.	1,071,932
8,180	Antero Resources Corp.*^	76,810
25,382	Apache Corp.^	666,278
8,382	Cabot Oil & Gas Corp.^	187,338
13,812	Centennial Resources Development*^	152,208
5,234	Cheniere Energy, Inc.*	309,800
65,416	Chesapeake Energy Corp.*^	137,374
138,696	Chevron Corp.	15,088,738
6,059	Cimarex Energy Co.	373,537
15,518	CNX Resources Corp.*^	177,216
12,154	Concho Resources, Inc.*	1,249,310
84,201	ConocoPhillips Co.	5,249,932
3,422	Continental Resources, Inc.*^	137,530
35,065	Devon Energy Corp.^	790,365
9,495	Diamondback Energy, Inc.	880,187
36,922	EOG Resources, Inc.	3,219,968
19,509	EQT Corp.	368,525
15,606	Equitrans Midstream Corp.*	312,432
7,817	Extraction Oil & Gas, Inc.*^	33,535
308,516	Exxon Mobil Corp.	21,037,705
18,965	Hess Corp.	768,083
11,478	HollyFrontier Corp.	586,755
137,809	Kinder Morgan, Inc.	2,119,502
14,322	Kosmos Energy, Ltd.*	58,291
60,311	Marathon Oil Corp.	864,860
48,333	Marathon Petroleum Corp.	2,852,130
12,077	Murphy Oil Corp.	282,481
9,586	Newfield Exploration Co.*	140,531
34,147	Noble Energy, Inc.^	640,598
55,336	Occidental Petroleum Corp.	3,396,524
17,212	ONEOK, Inc.	928,587
5,833	Parsley Energy, Inc., Class A*	93,211
8,813	PBF Energy, Inc., Class A	287,921
30,343	Phillips 66	2,614,049
5,404	Pioneer Natural Resources Co.	710,734
17,404	QEP Resources, Inc.*^	97,985
15,955	Range Resources Corp.^	152,689
8,393	SM Energy Co.^	129,924
16,203	Targa Resources Corp.	583,632
31,042	Valero Energy Corp.	2,327,219
6,557	Whiting Petroleum Corp.*^	148,778
87,022	Williams Cos., Inc. (The)	1,918,835
29,224	WPX Energy, Inc.*	331,692

		73,555,731

Shares		Fair Value
Common Stocks, continued
Paper & Forest Products (0.0%)†:
4,724	Domtar Corp.	$165,954

Personal Products (0.0%)†:
34,298	Coty, Inc., Class A^	224,995
6,609	Herbalife, Ltd.*^	389,601
2,780	Nu Skin Enterprises, Inc., Class A	170,497

		785,093

Pharmaceuticals (7.3%):
24,588	Allergan plc	3,286,432
55,709	Bristol-Myers Squibb Co.	2,895,754
8,062	Catalent, Inc.*	251,373
2,105	Elanco Animal Health, Inc.*	66,371
26,428	Eli Lilly & Co.^	3,058,248
387	Jazz Pharmaceuticals plc*^	47,973
160,369	Johnson & Johnson Co.	20,695,619
177,371	Merck & Co., Inc.	13,552,918
36,803	Mylan NV*	1,008,402
8,981	Perrigo Co. plc	348,014
422,382	Pfizer, Inc.	18,436,974

		63,648,078

Professional Services (0.3%):
1,570	Dun & Bradstreet Corp.	224,102
6,418	Equifax, Inc.^	597,708
26,970	IHS Markit, Ltd.*	1,293,751
4,832	ManpowerGroup, Inc.	313,114
26,260	Nielsen Holdings plc^	612,646

		3,041,321

Real Estate Management & Development (0.1%):
12,146	CBRE Group, Inc., Class A*	486,325
1,735	Howard Hughes Corp. (The)*	169,371
3,338	Jones Lang LaSalle, Inc.	422,591
9,285	Realogy Holdings Corp.^	136,304

		1,214,591

Road & Rail (0.8%):
519	AMERCO, Inc.^	170,289
31,247	CSX Corp.	1,941,376
3,427	Genesee & Wyoming, Inc., Class A*^	253,667
7,112	Kansas City Southern	678,840
9,440	Knight-Swift Transportation Holdings, Inc.^	236,661
20,104	Norfolk Southern Corp.	3,006,352
3,797	Ryder System, Inc.	182,826
3,160	Schneider National, Inc.	58,997
4,443	Union Pacific Corp.	614,156

		7,143,164

Semiconductors & Semiconductor Equipment (3.5%):
22,339	Analog Devices, Inc.	1,917,356
12,085	Broadcom, Inc.^	3,072,974
8,161	Cypress Semiconductor Corp.	103,808
5,974	First Solar, Inc.*^	253,626
333,032	Intel Corp.	15,629,191
29,325	Marvell Technology Group, Ltd.^	474,772
17,737	Micron Technology, Inc.*	562,795
23,355	NXP Semiconductors NV	1,711,454
9,301	Qorvo, Inc.*^	564,850
88,547	QUALCOMM, Inc.	5,039,210

See accompanying notes to the financial statements.

10

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
3,883	Skyworks Solutions, Inc.	$260,239
11,553	Teradyne, Inc.^	362,533

		29,952,808

Software (1.5%):
313	Aspen Technology, Inc.*	25,722
2,576	Autodesk, Inc.*	331,299
4,659	FireEye, Inc.*	75,522
1,319	LogMeIn, Inc.	107,591
29,417	Microsoft Corp.	2,987,885
21,010	Nuance Communications, Inc.*	277,962
168,422	Oracle Corp.	7,604,254
460	Pluralsight, Inc., Class A*^	10,833
1,033	SS&C Technologies Holdings, Inc.	46,599
45,580	Symantec Corp.	861,234
9,386	Synopsys, Inc.*	790,677

		13,119,578

Specialty Retail (0.5%):
3,636	Advance Auto Parts, Inc.	572,525
4,150	AutoNation, Inc.*^	148,155
249	AutoZone, Inc.*	208,747
12,851	Best Buy Co., Inc.	680,589
5,166	CarMax, Inc.*^	324,063
5,755	Dick’s Sporting Goods, Inc.^	179,556
8,645	Foot Locker, Inc.	459,914
15,099	Gap, Inc. (The)^	388,950
13,872	L Brands, Inc.	356,094
6,477	Michaels Cos., Inc. (The)*^	87,699
2,726	Penske Automotive Group, Inc.^	109,912
7,257	Tiffany & Co.	584,261
4,705	Williams-Sonoma, Inc.^	237,367

		4,337,832

Technology Hardware, Storage & Peripherals (0.6%):
8,634	Dell Technologies, Inc., Class C*	421,944
108,729	Hewlett Packard Enterprise Co.	1,436,310
116,120	HP, Inc.	2,375,816
1,704	NCR Corp.*^	39,328
21,388	Western Digital Corp.	790,714
16,429	Xerox Corp.	324,637

		5,388,749

Textiles, Apparel & Luxury Goods (0.3%):
1,912	Columbia Sportswear Co.^	160,780
4,844	Michael Kors Holdings, Ltd.*	183,684
5,639	PVH Corp.	524,145
4,045	Ralph Lauren Corp.	418,496
5,046	Skechers U.S.A., Inc., Class A*	115,503
17,042	Tapestry, Inc.^	575,167
3,652	Under Armour, Inc., Class A*^	64,531
3,247	Under Armour, Inc., Class C*^	52,504
5,482	VF Corp.	391,086

		2,485,896

Thrifts & Mortgage Finance (0.0%)†:
35,066	New York Community Bancorp, Inc.^	329,971
3,447	TFS Financial Corp.^	55,600

		385,571

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Tobacco (0.9%):
113,056	Philip Morris International, Inc.	$7,547,619

Trading Companies & Distributors (0.1%):
6,575	Air Lease Corp.	198,631
9,565	HD Supply Holdings, Inc.*	358,879
1,787	MSC Industrial Direct Co., Inc., Class A	137,456
7,246	Univar, Inc.*	128,544
503	Watsco, Inc.^	69,987
3,558	WESCO International, Inc.*	170,784

		1,064,281

Transportation Infrastructure (0.0%)†:
6,000	Macquarie Infrastructure Corp.^	219,360

Water Utilities (0.2%):
13,235	American Water Works Co., Inc.	1,201,341
13,105	Aqua America, Inc.^	448,060

		1,649,401

Wireless Telecommunication Services (0.1%):
48,683	Sprint Corp.*	283,335
7,095	Telephone & Data Systems, Inc.	230,871
7,854	T-Mobile US, Inc.*	499,593
870	United States Cellular Corp.*	45,214

		1,059,013

Total Common Stocks (Cost $815,761,865)		858,514,434

Unaffiliated Investment Company (1.0%):
7,995,852	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 2.20%(a)	7,995,852

Total Unaffiliated Investment Company (Cost $7,995,852)		7,995,852

Short-Term Securities Held as Collateral for Securities on Loan (13.4%)(b)
Floating Rate Notes (5.8%)
1,442,000	Bank of Montreal, 2.75%, 11/1/19	1,442,000
1,622,000	Bank of Nova Scotia, 2.64%, 8/14/19	1,622,012
1,769,000	Bedford Row Funding, 2.82%, 5/23/19	1,769,000
1,428,000	BNP Paribas, 2.70%, 5/8/19	1,428,000
1,494,000	BNP Paribas, 2.79%, 5/21/19	1,494,000
1,512,000	Canadian Imperial Bank of Commerce, 2.58%, 7/5/19	1,513,177
1,454,000	Collateralized Commercial Paper Program Co. LLC, 2.78%, 2/26/19	1,454,000
1,500,000	Commonwealth Bank of Australia, 2.74%, 5/20/19	1,500,000
1,600,000	Cooperatieve Rabobank UA, 2.55%, 8/2/19	1,600,000
1,756,000	Credit Agricole CIB, 2.92%, 6/3/19	1,758,401
3,092,000	Credit Industriel et Commercial, 2.74%, 5/20/19	3,092,000
1,400,000	Credit Suisse AG, 2.56%, 4/9/19	1,400,000
1,542,000	Credit Suisse AG, 2.65%, 5/7/19	1,542,000
1,400,000	DNB Bank ASA, 2.57%, 4/24/19	1,400,000
1,400,000	DNB Bank ASA, 2.92%, 9/23/19	1,400,000
1,531,000	HSBC Bank plc, 2.65%, 4/30/19	1,531,000
1,500,000	National Australia Bank, 2.75%, 5/21/19	1,500,000
1,600,000	National Australia Bank, 2.55%, 8/2/19	1,600,000
1,400,000	National Bank of Canada, 2.65%, 5/7/19	1,400,000
1,472,000	Nordea Bank Abp, 2.67%, 1/25/19	1,472,251
1,500,000	Oversea-Chinese Banking Corp., Ltd., 2.62%, 2/20/19	1,500,000

See accompanying notes to the financial statements.

11

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Short-Term Securities Held as Collateral for Securities on Loan, continued
Floating Rate Notes, continued
2,073,000	Royal Bank of Canada, 2.76%, 5/20/19	$2,073,000
1,490,000	Sumitomo Mitsui Banking Corp., 2.65%, 5/2/19	1,490,000
1,400,000	Sumitomo Mitsui Trust Bank, Ltd., 2.67%, 5/7/19	1,400,000
1,625,000	Swedbank AB, 2.72%, 1/22/19	1,625,000
1,534,000	Swedbank AB, 2.50%, 4/5/19	1,534,000
1,600,000	UBS AG, 2.87%, 5/28/19	1,601,057
1,600,000	Wells Fargo Bank NA, 2.68%, 5/31/19	1,600,000
2,200,000	Wells Fargo Bank NA, 2.77%, 12/6/19	2,200,000
1,653,000	Westpac Banking Corp., 2.70%, 8/16/19	1,653,000
1,536,000	Westpac Banking Corp., 2.82%, 10/31/19	1,536,000

		50,129,898

Repurchase Agreements (2.4%)
2,477,529	BNP Paribas SA, 2.54%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $2,477,879, Collateralized by U.S. Treasury Obligations and Corporate Debt Securities, 0.00% - 7.55%, 1/17/19 - 9/15/56, fair value of $2,587,100	2,477,529

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Short-Term Securities Held as Collateral for Securities on Loan, continued
Repurchase Agreements, continued
18,533,548	Mizuho Securities USA LLC, 2.95%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $18,536,585, Collateralized by U.S. Government Agency Obligations, 2.00% - 5.50%, 2/1/31 - 2/20/48, fair value of $18,904,219	$18,533,548

		21,011,077

Time Deposits (0.4%)
3,600,000	Societe Generale SA, 2.40%, 1/2/19	3,600,000

Miscellaneous Investments (4.8%)
42,118,837	Short-Term Investments(c)	42,118,837

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $116,859,812)		116,859,812

Total Investment Securities (Cost $940,617,529) —113.2%(d)		983,370,098
Net other assets (liabilities) — (13.2)%		(114,209,225)

Net Assets — 100.0%		$869,160,873

Percentages indicated are based on net assets as of December 31, 2018.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2018. The total value of securities on loan as of December 31, 2018, was $115,029,552.

+	Affiliated Securities

†	Represents less than 0.05%.

(a)	The rate represents the effective yield at December 31, 2018.

(b)

Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(c)

Represents various short-term investments purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $521,200 has been segregated to cover margin requirements for the following open contracts as of December 31, 2018:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/15/19	86	$10,772,360	$(104,190)

				$(104,190)

See accompanying notes to the financial statements.

12

AZL Russell 1000 Value Index Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in non-affiliates, at cost	$937,610,447
Investments in affiliates, at cost	3,007,082

Investments in non-affiliates, at value*	$979,879,499
Investments in affiliates, at value	3,490,599
Cash	1,030,053
Segregated cash for collateral	521,200
Interest and dividends receivable	1,541,612
Foreign currency, at value (cost $358)	352
Receivable for capital shares issued	13,282
Receivable for variation margin on futures contracts	82,560
Reclaims receivable	198,704
Prepaid expenses	11,074

Total Assets	986,768,935

Liabilities:
Payable for capital shares redeemed	170,918
Payable for collateral received on loaned securities	116,859,812
Manager fees payable	276,628
Administration fees payable	8,589
Distribution fees payable	159,311
Custodian fees payable	2,837
Administrative and compliance services fees payable	2,820
Transfer agent fees payable	848
Trustee fees payable	1,080
Other accrued liabilities	125,219

Total Liabilities	117,608,062

Net Assets	$869,160,873

Net Assets Consist of:
Paid in capital	$765,299,264
Total distributable earnings	103,861,609

Net Assets	$869,160,873

Class 1
Net Assets	$148,795,826
Shares of beneficial interest (unlimited number of shares authorized, no par value)	17,401,934
Net Asset Value (offering and redemption price per share)	$8.55

Class 2
Net Assets	$720,365,047
Shares of beneficial interest (unlimited number of shares authorized, no par value)	64,182,029
Net Asset Value (offering and redemption price per share)	$11.22

*	Includes securities on loan of $115,029,552.

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends from non-affiliates	$26,383,795
Dividends from affiliates	120,310
Interest	7,546
Income from securities lending	361,203
Foreign withholding tax	(3,097)

Total Investment Income	26,869,757

Expenses:
Manager fees	4,666,758
Administration fees	260,945
Distribution fees — Class 2	2,218,485
Custodian fees	36,558
Administrative and compliance services fees	16,734
Transfer agent fees	11,012
Trustee fees	52,144
Professional fees	47,471
Shareholder reports	29,926
Other expenses	227,169

Total expenses before reductions	7,567,202
Less expenses voluntarily waived/reimbursed by the Manager	(750,120)

Net expenses	6,817,082

Net Investment Income/(Loss)	20,052,675

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	47,202,964
Net realized gains/(losses) on affiliated securities	328,459
Net realized gains/(losses) on futures contracts	770,855
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(150,939,908)
Change in net unrealized appreciation/depreciation on affiliated securities	(1,505,559)
Change in net unrealized appreciation/depreciation on futures contracts	(142,169)

Net realized and Change in net unrealized gains/losses on investments	(104,285,358)

Change in Net Assets Resulting From Operations	$(84,232,683)

See accompanying notes to the financial statements.

13

AZL Russell 1000 Value Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$20,052,675	$21,219,284
Net realized gains/(losses) on investments	48,302,278	80,637,841
Change in unrealized appreciation/depreciation on investments	(152,587,636)	40,406,059

Change in net assets resulting from operations	(84,232,683)	142,263,184

Distributions to Shareholders:(a)
Class 1	(20,762,804)	(23,684,981)
Class 2	(77,533,827)	(97,832,414)

Change in net assets resulting from distributions to shareholders	(98,296,631)	(121,517,395)

Capital Transactions:
Class 1
Proceeds from shares issued	55,192	83,049
Proceeds from dividends reinvested	20,762,804	23,684,980
Value of shares redeemed	(23,297,110)	(24,563,697)

Total Class 1 Shares	(2,479,114)	(795,668)

Class 2
Proceeds from shares issued	121,859,508	8,299,028
Proceeds from dividends reinvested	77,533,827	97,832,415
Value of shares redeemed	(224,526,648)	(225,323,862)

Total Class 2 Shares	(25,133,313)	(119,192,419)

Change in net assets resulting from capital transactions	(27,612,427)	(119,988,087)

Change in net assets	(210,141,741)	(99,242,298)
Net Assets:(a)
Beginning of period	1,079,302,614	1,178,544,912

End of period	$869,160,873	$1,079,302,614

Share Transactions:
Class 1
Shares issued	5,211	7,628
Dividends reinvested	2,194,799	2,354,372
Shares redeemed	(2,254,717)	(2,251,661)

Total Class 1 Shares	(54,707)	110,339

Class 2
Shares issued	8,832,225	811,790
Dividends reinvested	6,237,637	7,625,286
Shares redeemed	(16,752,274)	(16,595,649)

Total Class 2 Shares	(1,682,412)	(8,158,573)

Change in shares	(1,737,119)	(8,048,234)

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in Notes to the Financial Statements.

See accompanying notes to the financial statements.

14

AZL Russell 1000 Value Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2018	2017	2016*		2015	2014

Class 1

Net Asset Value, Beginning of Period	$10.65	$10.79	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.24	0.27	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	(1.02)	1.08	0.71

Total from Investment Activities	(0.78)	1.35	0.79

Distributions to Shareholders From:
Net Investment Income	(0.30)	(0.10)	—
Net Realized Gains	(1.02)	(1.39)	—

Total Dividends	(1.32)	(1.49)	—

Net Asset Value, End of Period	$8.55	$10.65	$10.79

Total Return(a)	(8.50)%	13.38%	7.90	%(b)

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$148,796	$185,903	$187,248
Net Investment Income/(Loss)(c)	2.10%	2.07%	2.11%
Expenses Before Reductions(c)(d)	0.50%	0.50%	0.51%
Expenses Net of Reductions(c)	0.43%	0.45%	0.46%
Portfolio Turnover Rate(e)	22%	12%	131	%(f)

Class 2

Net Asset Value, Beginning of Period	$13.56	$13.39	$12.91		$14.82	$14.70

Investment Activities:
Net Investment Income/(Loss)	0.28	0.24	0.11		0.22	0.24
Net Realized and Unrealized Gains/(Losses) on Investments	(1.34)	1.42	1.85		(0.92)	1.55

Total from Investment Activities	(1.06)	1.66	1.96		(0.70)	1.79

Distributions to Shareholders From:
Net Investment Income	(0.26)	(0.10)	(0.25)		(0.23)	(0.23)
Net Realized Gains	(1.02)	(1.39)	(1.23)		(0.98)	(1.44)

Total Dividends	(1.28)	(1.49)	(1.48)		(1.21)	(1.67)

Net Asset Value, End of Period	$11.22	$13.56	$13.39		$12.91	$14.82

Total Return(a)	(8.72)%	13.02%	16.15%		(4.42)%	12.59%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$720,365	$893,400	$991,296		$193,094	$219,158
Net Investment Income/(Loss)	1.85%	1.81%	2.05%		1.54%	1.60%
Expenses Before Reductions(d)	0.75%	0.75%	0.77%		0.77%	0.76%
Expenses Net of Reductions	0.68%	0.70%	0.72%		0.77%	0.76%
Portfolio Turnover Rate(e)	22%	12%	131	%(f)	16%	16%

*	Class 1 activity is for the period October 17, 2016 (commencement of share class) to December 31, 2016.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

(f)

Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 131%.

See accompanying notes to the financial statements.

15

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 22 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Russell 1000 Value Index Fund (the “Fund”), and 21 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

16

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2018

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2018 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested in short-term investments that have a remaining maturity of 397 days or less, similar to investments held in compliance with Rule 2a-7 under the 1940 Act. Included in short-term investments may be investments in overnight repurchase agreements that are collateralized at 102% with securities issued by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government, or other approved issuers. The securities purchased with cash collateral received are reflected in the Fund’s Schedule of Portfolio Investments under Short-Term Securities Held as Collateral for Securities on Loan. Short-term securities held as collateral for securities on loan are valued at amortized cost which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security. These are typically categorized as Level 2 in the fair value hierarchy, as defined in Note 4. Income earned on these investments is included in “Income from securities lending” on the Statement of Operations.

The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $35,569 during the year ended December 31, 2018. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $116,778,442 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2018. At December 31, 2018, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2018, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for these contracts was $15.4 million for the year ended December 31, 2018. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$104,190

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

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AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2018

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$770,855	$(142,169)

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017
Distributions to Shareholders:
From net investment income
Class 1	$(1,632,621)
Class 2	(6,305,794)
From net realized gains
Class 1	(22,052,360)
Class 2	(91,526,620)

Change in net assets resulting from distributions to shareholders	$(121,517,395)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2020.

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Russell 1000 Value Index Fund Class 1	0.44%	0.59%

AZL Russell 1000 Value Index Fund Class 2	0.44%	0.84%

*

Effective December 1, 2018, the Manager voluntarily reduced the management fee to 0.36% on all assets. Prior to December 1, 2018, the Manager voluntarily reduced the management fee to 0.37% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

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AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2018

At December 31, 2018, the following investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments.

	Fair Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value 12/31/2018	Shares as of 12/31/2018	Dividend Income

BlackRock Inc., Class A	$5,389,332	$454,351	$(1,175,984)	$328,459	$(1,505,559)	$3,490,599	8,886	$120,310

	$5,389,332	$454,351	$(1,175,984)	$328,459	$(1,505,559)	$3,490,599	8,886	$120,310

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $8,582 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

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AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2018

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$858,514,434	$—	$—	$858,514,434
Short-Term Securities Held as Collateral for Securities on Loan	—	116,859,812	—	116,859,812
Unaffiliated Investment Company	7,995,852	—	—	7,995,852

Total Investment Securities	866,510,286	116,859,812	—	983,370,098

Other Financial Instruments:*
Futures Contracts	(104,190)	—	—	(104,190)

Total Investments	$866,406,096	$116,859,812	$—	$983,265,908

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Russell 1000 Value Index Fund	$230,060,886	$317,489,742

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $947,282,545. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$115,446,181
Unrealized (depreciation)	(79,358,628)

Net unrealized appreciation/(depreciation)	$36,087,553

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Russell 1000 Value Index Fund	$37,419,832	$60,876,799	$98,296,631

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

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AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2018

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Russell 1000 Value Index Fund	$9,061,367	$112,456,028	$121,517,395

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Russell 1000 Value Index Fund	$24,493,121	$43,282,393	$—	$36,086,095	$103,861,609

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 60% of the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Russell 1000 Value Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Russell 1000 Value Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

22

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, 51.95% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2018, the Fund declared net short-term capital gain distributions of $16,709,314.

During the year ended December 31, 2018, the Fund declared net long-term capital gain distributions of $60,876,799.

23

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Agreements were approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the

25

Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the one-year period ended June 30, 2018, eight Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2018, 10 Funds were in the top 40%, three were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2018, five Funds were in the top 40%, three were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, the AZL Russell 1000 Value Index Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund, respectively, on September 12, 2018, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers.

For the AZL Russell 1000 Value Index Fund, the Board understood that the peer groups utilized for performance ranking by Lipper include both active and passive funds. The Board also understood that an index fund’s performance generally should be judged based upon how closely the Fund’s performance matches the performance of the Fund’s benchmark index. The Board quarterly receives information regarding index attribution (performance versus benchmark index) for the AZL Russell 1000 Value Index Fund, and the Board found the performance of the Fund by that measure to be satisfactory. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 22 Funds reviewed by the Board in the fall of 2018, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 22 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); (2) for the AZL BlackRock Global Allocation Fund, the AZL Enhanced Bond Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, although the management fee ranked below the 65th percentile, the Manager proposed increasing the temporary management fee waiver by one basis point due to lower subadvisory fees negotiated by the Manager; and (4) for the AZL Russell 1000 Value Index Fund, the AZL Russell 1000 Growth Fund, and the AZL MetWest Total Return Bond Fund, the Manager recommended increasing a temporary management fee waiver by one basis point for the Russell Funds and by five basis points for the MetWest Fund. Increasing the temporary management fee waivers effectively decreases the management fee paid by a fund.

26

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2017, were approximately $17.4 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for four Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

27

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)
Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

28

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

29

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL® S&P 500 Index Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® S&P 500 Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® S&P 500 Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® S&P 500 Index Fund (Class 2 Shares) (the “Fund”) returned -4.84%. That compared to a -4.38% total return for its benchmark, the S&P 500® Index (“Index”)1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of the U.S. Stock market as a whole.*

Markets opened the year posting strong gains fueled by tax-reform optimism and ongoing global growth that carried over from 2017. As the first quarter progressed, however, investors grew more concerned that the economy might be overheating. The realized volatility of the Index rose to annualized level of 19% during the first quarter, which was up from an average of 6.6% in 2017. Rising yields and trade protectionism fears further weighed on equities. And yet, the underlying U.S. economy remained healthy, with low unemployment, high consumer confidence and accelerating economic indicators. These factors supported the Federal Reserve Board’s (the Fed) decision to increase interest rates in March, which helped drive yields higher.

The second quarter saw renewed gains in U.S. equity markets, in spite of ongoing threats of U.S. tariffs. Unemployment fell to its lowest level since 1975 and earnings growth inspired confidence in investors. The Fed raised interest rates again in June.

U.S. large-cap equities reached all-time highs in the third quarter. Signs of strong economic growth and positive earnings results helped grow investors’ appetite for risk. Volatility fell in spite of the U.S. announcing tariffs on $505 billion of Chinese goods. The unemployment rate fell as well, dropping to 3.7% in September—the lowest rate since 1969. Meanwhile, consumer confidence reached its highest level since 2000. The strength of the economy led the Fed to once again raise interest rates, which, combined with positive growth and high levels of U.S. government debt issuance, helped push the yield on 10-year U.S. Treasuries up to 3.06%.

Concerns over Fed policy, growing trade protectionism and a potential slowdown in growth contributed to investor anxiety throughout the fourth quarter. Hawkish comments from Fed Chairman Powell about U.S. interest rates drove a temporary sell-off in U.S. Treasuries, and helped spur a return to volatility.

From a sector perspective, the largest negative returns in the Index came from the energy, materials and industrials sectors. Increases were seen in the healthcare, utilities and information technology sectors.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures had a positive impact on relative results.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® S&P 500 Index Fund Review (Unaudited)

Fund Objective
The Fund’s investment objective is to seek to match the total return of the Standard & Poor’s 500® Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all 500 stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

	Inception Date	1 Year	3 Year	5 Year	10 Year
AZL® S&P 500 Index Fund (Class 1 Shares)	5/14/07	-4.63%	9.04%	8.26%	12.81%
AZL® S&P 500 Index Fund (Class 2 Shares)	5/1/07	-4.84%	8.78%	8.01%	12.54%
S&P 500® Index	5/1/07	-4.38%	9.26%	8.49%	13.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® S&P 500 Index Fund (Class 1 Shares)	0.23%
AZL® S&P 500 Index Fund (Class 2 Shares)	0.48%

The above expense ratios are based on the current Fund prospectus dated May 1, 2018. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500® Index (“S&P 500®”), which is an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL S&P 500 Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL S&P 500 Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL S&P 500 Index Fund, Class 1	$1,000.00	$930.30	$1.12	0.23%

AZL S&P 500 Index Fund, Class 2	$1,000.00	$929.70	$2.34	0.48%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL S&P 500 Index Fund, Class 1	$1,000.00	$1,024.05	$1.17	0.23%

AZL S&P 500 Index Fund, Class 2	$1,000.00	$1,022.79	$2.45	0.48%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Information Technology	20.0%

Health Care	15.4

Financials	13.3

Telecommunication Services	10.0

Consumer Discretionary	9.9

Industrials	9.1

Consumer Staples	7.4

Energy	5.3

Utilities	3.3

Real Estate	2.9

Materials	2.7

Total Common Stocks	99.3

Short-Term Securities Held as Collateral for Securities on Loan	7.0

Money Markets	0.6

Total Investment Securities	106.9

Net other assets (liabilities)	(6.9)

Net Assets	100.0%

3

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks (99.3%):
Aerospace & Defense (2.4%):
49,214	Arconic, Inc.	$829,748
60,686	Boeing Co. (The)	19,571,235
31,870	General Dynamics Corp.	5,010,283
13,426	Harris Corp.	1,807,811
4,877	Huntington Ingalls Industries, Inc.	928,142
8,936	L3 Technologies, Inc.	1,551,826
28,351	Lockheed Martin Corp.	7,423,426
19,925	Northrop Grumman Corp.	4,879,633
32,643	Raytheon Co.	5,005,804
28,256	Textron, Inc.	1,299,493
5,536	TransDigm Group, Inc.*	1,882,572
93,115	United Technologies Corp.	9,914,885

		60,104,858

Air Freight & Logistics (0.6%):
15,809	C.H. Robinson Worldwide, Inc.^	1,329,379
19,825	Expeditors International of Washington, Inc.	1,349,884
27,839	FedEx Corp.	4,491,266
79,885	United Parcel Service, Inc., Class B	7,791,184

		14,961,713

Airlines (0.4%):
14,257	Alaska Air Group, Inc.	867,538
46,691	American Airlines Group, Inc.^	1,499,248
71,935	Delta Air Lines, Inc.	3,589,557
58,152	Southwest Airlines Co.	2,702,905
26,116	United Continental Holdings, Inc.*	2,186,693

		10,845,941

Auto Components (0.1%):
30,206	Aptiv plc	1,859,783
23,460	BorgWarner, Inc.	815,000
26,938	Goodyear Tire & Rubber Co.	549,805

		3,224,588

Automobiles (0.4%):
447,985	Ford Motor Co.^	3,427,085
150,148	General Motors Co.	5,022,451
18,711	Harley-Davidson, Inc.^	638,419

		9,087,955

Banks (5.6%):
1,048,778	Bank of America Corp.	25,841,890
88,621	BB&T Corp.	3,839,062
280,618	Citigroup, Inc.	14,608,973
53,766	Citizens Financial Group, Inc.	1,598,463
18,580	Comerica, Inc.	1,276,260
75,900	Fifth Third Bancorp	1,785,927
18,799	First Republic Bank	1,633,633
121,977	Huntington Bancshares, Inc.^	1,453,966
382,113	JPMorgan Chase & Co.	37,301,870
119,923	KeyCorp	1,772,462
16,128	M&T Bank Corp.	2,308,401
43,371	People’s United Financial, Inc.^	625,844
53,131	PNC Financial Services Group, Inc.	6,211,545
118,799	Regions Financial Corp.	1,589,531
51,626	SunTrust Banks, Inc.	2,604,015
6,138	SVB Financial Group*	1,165,729
174,558	U.S. Bancorp	7,977,301
486,805	Wells Fargo & Co.	22,431,974
22,425	Zions Bancorp^	913,595

		136,940,441

Shares		Fair Value
Common Stocks, continued
Beverages (2.0%):
19,186	Brown-Forman Corp., Class B^	$912,870
440,192	Coca-Cola Co. (The)	20,843,091
19,209	Constellation Brands, Inc., Class C	3,089,191
21,419	Molson Coors Brewing Co., Class B	1,202,891
45,401	Monster Beverage Corp.*	2,234,637
162,199	PepsiCo, Inc.^	17,919,746

		46,202,426

Biotechnology (2.6%):
172,845	AbbVie, Inc.	15,934,580
25,424	Alexion Pharmaceuticals, Inc.*	2,475,281
73,221	Amgen, Inc.	14,253,931
23,152	Biogen Idec, Inc.*	6,966,900
80,487	Celgene Corp.*	5,158,412
148,342	Gilead Sciences, Inc.	9,278,792
20,352	Incyte Corp.*	1,294,184
8,865	Regeneron Pharmaceuticals, Inc.*	3,311,078
29,244	Vertex Pharmaceuticals, Inc.*	4,846,023

		63,519,181

Building Products (0.3%):
16,540	A.O. Smith Corp.	706,258
11,004	Allegion plc	877,129
16,428	Fortune Brands Home & Security, Inc.^	624,100
105,840	Johnson Controls International plc	3,138,156
34,684	Masco Corp.	1,014,160

		6,359,803

Capital Markets (2.7%):
6,163	Affiliated Managers Group, Inc.	600,523
16,013	Ameriprise Financial, Inc.	1,671,277
104,528	Bank of New York Mellon Corp. (The)	4,920,133
13,954	BlackRock, Inc., Class A+	5,481,410
12,612	CBOE Holdings, Inc.	1,233,832
137,598	Charles Schwab Corp. (The)	5,714,445
41,111	CME Group, Inc.	7,733,802
29,609	E*TRADE Financial Corp.	1,299,243
34,196	Franklin Resources, Inc.	1,014,253
39,750	Goldman Sachs Group, Inc. (The)	6,640,238
65,619	Intercontinental Exchange, Inc.	4,943,079
47,392	Invesco, Ltd.^	793,342
19,081	Moody’s Corp.	2,672,103
150,220	Morgan Stanley	5,956,223
10,115	MSCI, Inc., Class A^	1,491,254
13,031	NASDAQ OMX Group, Inc. (The)^	1,062,939
25,571	Northern Trust Corp.	2,137,480
14,818	Raymond James Financial, Inc.	1,102,607
28,779	S&P Global, Inc.	4,890,703
43,389	State Street Corp.	2,736,544
27,780	T. Rowe Price Group, Inc.	2,564,650

		66,660,080

Chemicals (2.1%):
25,092	Air Products & Chemicals, Inc.	4,015,975
12,204	Albemarle Corp.^	940,562
15,356	Celanese Corp., Series A	1,381,579
26,994	CF Industries Holdings, Inc.	1,174,509
263,624	DowDuPont, Inc.	14,098,611
16,167	Eastman Chemical Co.	1,181,969

See accompanying notes to the financial statements.

4

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
29,093	Ecolab, Inc.	$4,286,854
15,530	FMC Corp.	1,148,599
11,582	International Flavor & Fragrances, Inc.^	1,555,115
63,403	Linde plc	9,893,404
36,150	LyondellBasell Industries NV, Class A	3,006,234
40,442	Mosaic Co. (The)	1,181,311
27,670	PPG Industries, Inc.	2,828,704
9,467	Sherwin Williams Co.	3,724,886

		50,418,312

Commercial Services & Supplies (0.4%):
9,851	Cintas Corp.	1,654,869
23,375	Copart, Inc.*^	1,116,858
24,988	Republic Services, Inc., Class A	1,801,385
17,114	Rollins, Inc.^	617,815
45,134	Waste Management, Inc.	4,016,475

		9,207,402

Communications Equipment (1.1%):
5,908	Arista Networks, Inc.*	1,244,816
516,617	Cisco Systems, Inc.	22,385,014
6,922	F5 Networks, Inc.*	1,121,572
39,455	Juniper Networks, Inc.	1,061,734
18,790	Motorola Solutions, Inc.	2,161,602

		27,974,738

Construction & Engineering (0.1%):
15,789	Fluor Corp.	508,406
13,618	Jacobs Engineering Group, Inc.	796,108
16,954	Quanta Services, Inc.	510,315

		1,814,829

Construction Materials (0.1%):
7,282	Martin Marietta Materials, Inc.^	1,251,557
15,290	Vulcan Materials Co.	1,510,652

		2,762,209

Consumer Finance (0.7%):
80,492	American Express Co.	7,672,497
54,426	Capital One Financial Corp.	4,114,061
38,605	Discover Financial Services	2,276,923
75,980	Synchrony Financial	1,782,491

		15,845,972

Containers & Packaging (0.3%):
10,084	Avery Dennison Corp.	905,846
39,402	Ball Corp.^	1,811,704
46,750	International Paper Co.	1,886,830
10,809	Packaging Corp. of America	902,119
18,319	Sealed Air Corp.^	638,234
29,075	WestRock Co.	1,097,872

		7,242,605

Distributors (0.1%):
16,702	Genuine Parts Co.	1,603,726
36,212	LKQ Corp.*	859,311

		2,463,037

Diversified Consumer Services (0.0%)†:
23,516	H&R Block, Inc.	596,601

Shares		Fair Value
Common Stocks, continued
Diversified Financial Services (1.9%):
223,539	Berkshire Hathaway, Inc., Class B*^	$45,642,193
32,297	Jefferies Financial Group, Inc.	560,676

		46,202,869

Diversified Telecommunication Services (2.1%):
836,292	AT&T, Inc.	23,867,774
108,627	CenturyLink, Inc.^	1,645,699
474,797	Verizon Communications, Inc.^	26,693,087

		52,206,560

Electric Utilities (2.0%):
26,751	Alliant Energy Corp.^	1,130,230
56,380	American Electric Power Co., Inc.	4,213,841
81,915	Duke Energy Corp.	7,069,265
37,194	Edison International	2,111,503
20,599	Entergy Corp.	1,772,956
30,273	Evergy, Inc.	1,718,598
36,231	Eversource Energy	2,356,464
111,116	Exelon Corp.	5,011,332
55,693	FirstEnergy Corp.^	2,091,272
54,919	NextEra Energy, Inc.	9,546,020
59,178	PG&E Corp.*	1,405,478
12,731	Pinnacle West Capital Corp.^	1,084,681
82,756	PPL Corp.^	2,344,477
118,226	Southern Co. (The)	5,192,486
59,065	Xcel Energy, Inc.^	2,910,133

		49,958,736

Electrical Equipment (0.5%):
26,424	AMETEK, Inc.	1,788,905
49,583	Eaton Corp. plc	3,404,369
71,916	Emerson Electric Co.	4,296,981
13,867	Rockwell Automation, Inc.	2,086,706

		11,576,961

Electronic Equipment, Instruments & Components (0.5%):
34,370	Amphenol Corp., Class A	2,784,657
92,635	Corning, Inc.	2,798,503
15,696	FLIR Systems, Inc.	683,404
4,220	IPG Photonics Corp.*^	478,084
21,623	Keysight Technologies, Inc.*	1,342,356
39,417	TE Connectivity, Ltd.	2,981,108

		11,068,112

Energy Equipment & Services (0.5%):
58,177	Baker Hughes, a GE Co.^	1,250,806
100,688	Halliburton Co.	2,676,287
12,341	Helmerich & Payne, Inc.	591,628
44,190	National-Oilwell Varco, Inc.	1,135,683
159,123	Schlumberger, Ltd.^	5,741,157
48,635	Technipfmc plc^	952,273

		12,347,834

Entertainment (2.0%):
87,244	Activision Blizzard, Inc.	4,062,953
34,876	Electronic Arts, Inc.*	2,752,065
50,109	Netflix, Inc.*^	13,412,175
13,025	Take-Two Interactive Software, Inc.*	1,340,794
121,453	Twenty-First Century Fox, Inc.	5,844,318
55,686	Twenty-First Century Fox, Inc., Class B	2,660,677
40,444	Viacom, Inc., Class B	1,039,411
171,059	Walt Disney Co. (The)	18,756,619

		49,869,012

See accompanying notes to the financial statements.

5

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Equity Real Estate Investment Trusts (2.8%):
12,356	Alexandria Real Estate Equities, Inc.	$1,423,905
50,615	American Tower Corp.	8,006,786
18,201	Apartment Investment & Management Co., Class A	798,660
15,817	AvalonBay Communities, Inc.	2,752,949
17,634	Boston Properties, Inc.	1,984,707
47,471	Crown Castle International Corp.	5,156,775
23,528	Digital Realty Trust, Inc.	2,506,908
40,883	Duke Realty Corp.	1,058,870
9,237	Equinix, Inc.	3,256,597
42,143	Equity Residential Property Trust	2,781,859
7,533	Essex Property Trust, Inc.	1,847,167
14,570	Extra Space Storage, Inc.^	1,318,294
8,540	Federal Realty Investment Trust	1,008,062
54,196	HCP, Inc.	1,513,694
85,753	Host Hotels & Resorts, Inc.	1,429,503
32,871	Iron Mountain, Inc.^	1,065,349
48,219	Kimco Realty Corp.^	706,408
12,156	Macerich Co. (The)^	526,112
13,128	Mid-America Apartment Communities, Inc.	1,256,350
72,037	ProLogis, Inc.	4,230,013
17,147	Public Storage, Inc.^	3,470,724
33,911	Realty Income Corp.	2,137,749
19,389	Regency Centers Corp.	1,137,747
13,142	SBA Communications Corp.*	2,127,558
35,540	Simon Property Group, Inc.	5,970,364
9,986	SL Green Realty Corp.	789,693
31,662	UDR, Inc.	1,254,448
40,750	Ventas, Inc.	2,387,543
20,018	Vornado Realty Trust	1,241,717
43,164	Welltower, Inc.	2,996,013
86,442	Weyerhaeuser Co.	1,889,622

		70,032,146

Food & Staples Retailing (1.6%):
50,353	Costco Wholesale Corp.	10,257,410
91,023	Kroger Co. (The)^	2,503,133
54,720	Sysco Corp.	3,428,755
92,376	Walgreens Boots Alliance, Inc.	6,312,052
163,579	Wal-Mart Stores, Inc.	15,237,383

		37,738,733

Food Products (1.1%):
63,995	Archer-Daniels-Midland Co.	2,621,875
22,338	Campbell Soup Co.^	736,931
55,800	Conagra Brands, Inc.	1,191,888
68,121	General Mills, Inc.	2,652,632
15,914	Hershey Co. (The)	1,705,663
31,006	Hormel Foods Corp.^	1,323,336
13,120	JM Smucker Co. (The)^	1,226,589
28,887	Kellogg Co.^	1,646,848
71,155	Kraft Heinz Co. (The)	3,062,510
16,801	Lamb Weston Holdings, Inc.	1,235,882
13,845	McCormick & Co.	1,927,778
167,056	Mondelez International, Inc., Class A	6,687,251
33,780	Tyson Foods, Inc., Class A	1,803,852

		27,823,035

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies (3.4%):
201,815	Abbott Laboratories	$14,597,279
5,140	ABIOMED, Inc.*^	1,670,706
8,431	Align Technology, Inc.*	1,765,704
56,857	Baxter International, Inc.	3,742,328
30,825	Becton, Dickinson & Co.	6,945,489
159,008	Boston Scientific Corp.*	5,619,343
5,671	Cooper Cos., Inc. (The)	1,443,270
70,874	Danaher Corp.	7,308,527
25,295	Dentsply Sirona, Inc.	941,227
23,960	Edwards Lifesciences Corp.*	3,669,953
30,923	Hologic, Inc.*	1,270,935
9,909	IDEXX Laboratories, Inc.*	1,843,272
13,122	Intuitive Surgical, Inc.*	6,284,388
154,541	Medtronic plc	14,057,049
16,261	ResMed, Inc.	1,851,640
35,687	Stryker Corp.	5,593,937
10,476	Varian Medical Systems, Inc.*	1,187,036
23,243	Zimmer Holdings, Inc.	2,410,764

		82,202,847

Health Care Providers & Services (3.2%):
18,021	AmerisourceBergen Corp.	1,340,762
29,747	Anthem, Inc.	7,812,455
34,235	Cardinal Health, Inc.	1,526,881
23,473	Centene Corp.*	2,706,437
43,643	Cigna Corp.	8,288,679
148,597	CVS Health Corp.	9,736,075
14,470	DaVita, Inc.*	744,626
30,887	HCA Healthcare, Inc.	3,843,887
17,661	Henry Schein, Inc.*^	1,386,742
15,765	Humana, Inc.	4,516,357
11,661	Laboratory Corp. of America Holdings*	1,473,484
22,450	McKesson Corp.	2,480,052
15,710	Quest Diagnostics, Inc.	1,308,172
110,544	UnitedHealth Group, Inc.	27,538,720
9,930	Universal Health Services, Inc., Class B	1,157,441
5,745	WellCare Health Plans, Inc.*	1,356,337

		77,217,107

Health Care Technology (0.1%):
37,486	Cerner Corp.*^	1,965,766

Hotels, Restaurants & Leisure (1.8%):
46,061	Carnival Corp., Class A^	2,270,807
2,822	Chipotle Mexican Grill, Inc.*	1,218,511
14,198	Darden Restaurants, Inc.^	1,417,812
34,157	Hilton Worldwide Holdings, Inc.	2,452,473
32,534	Marriott International, Inc., Class A	3,531,891
88,583	McDonald’s Corp.	15,729,684
57,965	MGM Resorts International	1,406,231
25,277	Norwegian Cruise Line Holdings, Ltd.*	1,071,492
19,595	Royal Caribbean Cruises, Ltd.	1,916,195
142,419	Starbucks Corp.	9,171,784
11,189	Wynn Resorts, Ltd.	1,106,704
35,886	Yum! Brands, Inc.	3,298,641

		44,592,225

See accompanying notes to the financial statements.

6

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Household Durables (0.3%):
39,728	D.R. Horton, Inc.	$1,376,972
13,756	Garmin, Ltd.	871,030
14,855	Leggett & Platt, Inc.^	532,403
33,138	Lennar Corp., Class A	1,297,353
7,315	Mohawk Industries, Inc.*	855,562
49,537	Newell Brands, Inc.^	920,893
29,892	PulteGroup, Inc.^	776,893
7,388	Whirlpool Corp.^	789,556

		7,420,662

Household Products (1.7%):
28,305	Church & Dwight Co., Inc.	1,861,337
14,646	Clorox Co. (The)	2,257,534
99,297	Colgate-Palmolive Co.	5,910,157
39,784	Kimberly-Clark Corp.	4,532,989
286,280	Procter & Gamble Co. (The)	26,314,858

		40,876,875

Independent Power and Renewable Electricity Producers (0.1%):
76,268	AES Corp. (The)	1,102,835
33,315	NRG Energy, Inc.	1,319,274

		2,422,109

Industrial Conglomerates (1.4%):
66,909	3M Co., Class C	12,748,840
999,473	General Electric Co.	7,566,011
84,978	Honeywell International, Inc.	11,227,293
11,826	Roper Industries, Inc.	3,151,866

		34,694,010

Insurance (2.4%):
87,768	Aflac, Inc.	3,998,710
39,620	Allstate Corp. (The)	3,273,801
101,666	American International Group, Inc.	4,006,657
27,767	Aon plc	4,036,211
21,026	Arthur J. Gallagher & Co.	1,549,616
6,075	Assurant, Inc.	543,348
14,033	Brighthouse Financial, Inc.*	427,726
53,011	Chubb, Ltd.	6,847,962
17,481	Cincinnati Financial Corp.	1,353,379
4,675	Everest Re Group, Ltd.	1,018,028
40,840	Hartford Financial Services Group, Inc. (The)	1,815,338
24,795	Lincoln National Corp.	1,272,231
31,770	Loews Corp.	1,446,170
57,786	Marsh & McLennan Cos., Inc.	4,608,434
113,841	MetLife, Inc.	4,674,311
30,047	Principal Financial Group, Inc.^	1,327,176
66,725	Progressive Corp. (The)	4,025,519
47,457	Prudential Financial, Inc.	3,870,118
11,959	Torchmark Corp.	891,304
30,437	Travelers Cos., Inc. (The)	3,644,831
25,228	UnumProvident Corp.	741,199
14,964	Willis Towers Watson plc	2,272,433

		57,644,502

Interactive Media & Services (4.6%):
34,354	Alphabet, Inc., Class A*	35,898,556
35,352	Alphabet, Inc., Class C*	36,610,885
275,972	Facebook, Inc., Class A*	36,177,169

Shares		Fair Value
Common Stocks, continued
Interactive Media & Services, continued
11,800	TripAdvisor, Inc.*^	$636,492
83,099	Twitter, Inc.*	2,388,265

		111,711,367

Internet & Direct Marketing Retail (3.6%):
47,196	Amazon.com, Inc.*	70,886,976
5,324	Booking Holdings, Inc.*	9,170,164
103,997	eBay, Inc.*	2,919,196
13,593	Expedia, Inc.^	1,531,251

		84,507,587

IT Services (4.8%):
73,322	Accenture plc, Class C	10,339,135
18,714	Akamai Technologies, Inc.*	1,143,051
5,451	Alliance Data Systems Corp.^	818,086
50,130	Automatic Data Processing, Inc.	6,573,046
13,211	Broadridge Financial Solutions, Inc.	1,271,559
66,397	Cognizant Technology Solutions Corp., Class A	4,214,882
32,230	DXC Technology Co.	1,713,669
37,627	Fidelity National Information Services, Inc.	3,858,649
45,787	Fiserv, Inc.*	3,364,887
10,134	FleetCor Technologies, Inc.*	1,882,086
10,476	Gartner, Inc.*^	1,339,252
18,088	Global Payments, Inc.	1,865,415
104,449	International Business Machines Corp.	11,872,718
8,828	Jack Henry & Associates, Inc.	1,116,919
104,396	MasterCard, Inc., Class A	19,694,305
36,524	Paychex, Inc.	2,379,539
135,449	PayPal Holdings, Inc.*	11,389,906
19,190	Total System Services, Inc.	1,559,955
12,302	VeriSign, Inc.*	1,824,264
201,919	Visa, Inc., Class A^	26,641,192
51,591	Western Union Co.^	880,142

		115,742,657

Leisure Products (0.1%):
13,266	Hasbro, Inc.^	1,077,862
39,733	Mattel, Inc.*^	396,933

		1,474,795

Life Sciences Tools & Services (1.0%):
36,456	Agilent Technologies, Inc.	2,459,322
16,821	Illumina, Inc.*	5,045,123
18,205	IQVIA Holdings, Inc.*	2,114,875
2,869	Mettler-Toledo International, Inc.*	1,622,649
12,733	PerkinElmer, Inc.^	1,000,177
46,259	Thermo Fisher Scientific, Inc.	10,352,301
8,704	Waters Corp.*	1,642,010

		24,236,457

Machinery (1.5%):
67,807	Caterpillar, Inc.^	8,616,236
16,974	Cummins, Inc.	2,268,405
36,810	Deere & Co.	5,490,948
16,902	Dover Corp.	1,199,197
15,004	Flowserve Corp.^	570,452
33,770	Fortive Corp.	2,284,878
35,076	Illinois Tool Works, Inc.	4,443,778
28,071	Ingersoll-Rand plc	2,560,917
40,089	PACCAR, Inc.^	2,290,685

See accompanying notes to the financial statements.

7

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Machinery, continued
15,105	Parker Hannifin Corp.	$2,252,760
18,466	Pentair plc	697,645
6,506	Snap-On, Inc.^	945,257
17,497	Stanley Black & Decker, Inc.	2,095,091
20,719	Xylem, Inc.^	1,382,372

		37,098,621

Media (1.3%):
38,821	CBS Corp., Class B^	1,697,254
20,254	Charter Communications, Inc., Class A*^	5,771,782
521,684	Comcast Corp., Class A	17,763,340
17,669	Discovery Communications, Inc., Class A*^	437,131
41,157	Discovery Communications, Inc., Class C*	949,904
26,214	DISH Network Corp., Class A*^	654,564
43,914	Interpublic Group of Cos., Inc. (The)^	905,946
43,872	News Corp., Class A^	497,947
13,127	News Corp., Class B	151,617
25,666	Omnicom Group, Inc.^	1,879,778

		30,709,263

Metals & Mining (0.2%):
166,287	Freeport-McMoRan Copper & Gold, Inc.	1,714,419
60,897	Newmont Mining Corp.	2,110,081
36,011	Nucor Corp.	1,865,730

		5,690,230

Multiline Retail (0.5%):
30,385	Dollar General Corp.	3,284,011
27,194	Dollar Tree, Inc.*	2,456,162
19,077	Kohl’s Corp.^	1,265,568
35,410	Macy’s, Inc.	1,054,510
12,715	Nordstrom, Inc.^	592,646
60,231	Target Corp.	3,980,667

		12,633,564

Multi-Utilities (1.1%):
28,184	Ameren Corp.	1,838,442
57,590	CenterPoint Energy, Inc.	1,625,766
32,681	CMS Energy Corp.	1,622,612
35,532	Consolidated Edison, Inc.	2,716,777
75,433	Dominion Energy, Inc.^	5,390,443
20,756	DTE Energy Co.	2,289,387
41,494	NiSource, Inc.^	1,051,873
57,825	Public Service Enterprise Group, Inc.	3,009,791
16,498	SCANA Corp.	788,274
31,292	Sempra Energy^	3,385,481
36,105	WEC Energy Group, Inc.^	2,500,632

		26,219,478

Oil, Gas & Consumable Fuels (4.8%):
57,945	Anadarko Petroleum Corp.	2,540,309
44,205	Apache Corp.^	1,160,381
49,615	Cabot Oil & Gas Corp.^	1,108,895
219,561	Chevron Corp.	23,886,042
10,837	Cimarex Energy Co.	668,101
22,914	Concho Resources, Inc.*	2,355,330
132,286	ConocoPhillips Co.	8,248,032
53,799	Devon Energy Corp.	1,212,629
17,723	Diamondback Energy, Inc.	1,642,922
66,635	EOG Resources, Inc.	5,811,238

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
486,493	Exxon Mobil Corp.	$33,173,959
28,764	Hess Corp.	1,164,942
18,394	HollyFrontier Corp.	940,301
217,176	Kinder Morgan, Inc.	3,340,167
95,519	Marathon Oil Corp.	1,369,742
79,384	Marathon Petroleum Corp.	4,684,450
23,512	Newfield Exploration Co.*	344,686
55,728	Noble Energy, Inc.^	1,045,457
86,758	Occidental Petroleum Corp.	5,325,206
47,016	ONEOK, Inc.	2,536,513
48,876	Phillips 66	4,210,667
19,476	Pioneer Natural Resources Co.	2,561,484
48,908	Valero Energy Corp.	3,666,633
138,390	Williams Cos., Inc. (The)	3,051,500

		116,049,586

Personal Products (0.1%):
52,773	Coty, Inc., Class A^	346,191
25,268	Estee Lauder Co., Inc. (The), Class A	3,287,367

		3,633,558

Pharmaceuticals (5.1%):
36,512	Allergan plc	4,880,194
187,551	Bristol-Myers Squibb Co.	9,748,901
108,334	Eli Lilly & Co.	12,536,410
308,178	Johnson & Johnson Co.	39,770,372
298,801	Merck & Co., Inc.	22,831,384
58,794	Mylan NV*	1,610,956
19,530	Nektar Therapeutics*^	641,951
14,244	Perrigo Co. plc	551,955
664,216	Pfizer, Inc.	28,993,028
55,136	Zoetis, Inc.	4,716,333

		126,281,484

Professional Services (0.3%):
13,914	Equifax, Inc.	1,295,811
41,216	IHS Markit, Ltd.*	1,977,132
40,730	Nielsen Holdings plc^	950,231
14,124	Robert Half International, Inc.	807,893
18,957	Verisk Analytics, Inc.*	2,067,070

		7,098,137

Real Estate Management & Development (0.1%):
36,286	CBRE Group, Inc., Class A*	1,452,891

Road & Rail (1.0%):
92,178	CSX Corp.	5,727,019
10,140	J.B. Hunt Transport Services, Inc.	943,426
11,613	Kansas City Southern^	1,108,461
31,295	Norfolk Southern Corp.	4,679,854
84,621	Union Pacific Corp.	11,697,161

		24,155,921

Semiconductors & Semiconductor Equipment (3.7%):
101,058	Advanced Micro Devices, Inc.*^	1,865,531
42,531	Analog Devices, Inc.	3,650,436
112,485	Applied Materials, Inc.	3,682,759
47,508	Broadcom, Inc.^	12,080,333
524,435	Intel Corp.	24,611,734
17,589	KLA-Tencor Corp.^	1,574,040
17,832	Lam Research Corp.	2,428,183

See accompanying notes to the financial statements.

8

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
31,862	Maxim Integrated Products, Inc.	$1,620,183
27,187	Microchip Technology, Inc.^	1,955,289
128,707	Micron Technology, Inc.*	4,083,873
70,093	NVIDIA Corp.	9,357,416
14,493	Qorvo, Inc.*	880,160
139,286	QUALCOMM, Inc.	7,926,766
20,481	Skyworks Solutions, Inc.	1,372,637
110,373	Texas Instruments, Inc.	10,430,249
28,941	Xilinx, Inc.	2,464,905

		89,984,494

Software (6.1%):
56,033	Adobe Systems, Inc.*	12,676,906
9,740	ANSYS, Inc.*	1,392,236
25,017	Autodesk, Inc.*	3,217,436
32,609	Cadence Design Systems, Inc.*	1,417,839
14,893	Citrix Systems, Inc.	1,525,937
16,579	Fortinet, Inc.*	1,167,659
29,822	Intuit, Inc.	5,870,461
888,105	Microsoft Corp.	90,204,824
292,798	Oracle Corp.	13,219,829
20,287	Red Hat, Inc.*	3,563,209
87,904	Salesforce.com, Inc.*	12,040,211
73,413	Symantec Corp.	1,387,139
17,140	Synopsys, Inc.*	1,443,874

		149,127,560

Specialty Retail (2.3%):
8,376	Advance Auto Parts, Inc.	1,318,885
2,897	AutoZone, Inc.*	2,428,671
26,902	Best Buy Co., Inc.	1,424,730
20,367	CarMax, Inc.*^	1,277,622
13,477	Foot Locker, Inc.	716,976
24,642	Gap, Inc. (The)^	634,778
129,791	Home Depot, Inc. (The)	22,300,690
25,967	L Brands, Inc.	666,573
92,265	Lowe’s Cos., Inc.	8,521,595
9,212	O’Reilly Automotive, Inc.*	3,171,968
43,088	Ross Stores, Inc.	3,584,922
12,467	Tiffany & Co.	1,003,718
142,200	TJX Cos., Inc. (The)	6,362,028
13,837	Tractor Supply Co.	1,154,559
6,434	Ulta Salon, Cosmetics & Fragrance, Inc.*	1,575,301

		56,143,016

Technology Hardware, Storage & Peripherals (3.8%):
518,015	Apple, Inc.	81,711,686
163,512	Hewlett Packard Enterprise Co.	2,159,994
181,077	HP, Inc.	3,704,835
28,943	NetApp, Inc.	1,727,029
29,905	Seagate Technology plc^	1,154,034
33,311	Western Digital Corp.	1,231,508
24,799	Xerox Corp.	490,028

		92,179,114

Textiles, Apparel & Luxury Goods (0.7%):
41,651	Hanesbrands, Inc.^	521,887
17,338	Michael Kors Holdings, Ltd.*	657,457
146,528	Nike, Inc., Class B	10,863,586
8,849	PVH Corp.	822,515
6,309	Ralph Lauren Corp.	652,729
33,293	Tapestry, Inc.	1,123,639
21,264	Under Armour, Inc., Class A*^	375,735

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
22,308	Under Armour, Inc., Class C*^	$360,720
37,191	VF Corp.	2,653,206

		18,031,474

Tobacco (0.9%):
215,723	Altria Group, Inc.	10,654,559
178,625	Philip Morris International, Inc.	11,925,005

		22,579,564

Trading Companies & Distributors (0.2%):
33,100	Fastenal Co.^	1,730,799
9,411	United Rentals, Inc.*	964,910
5,245	W.W. Grainger, Inc.^	1,480,978

		4,176,687

Water Utilities (0.1%):
20,595	American Water Works Co., Inc.	1,869,408

Total Common Stocks (Cost $1,551,927,227)		2,416,879,705

Unaffiliated Investment Company (0.6%):
14,285,605	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 2.20%(a)	14,285,605

Total Unaffiliated Investment Company (Cost $14,285,605)		14,285,605

Short-Term Securities Held as Collateral for Securities on Loan (7.0%)(b)
Floating Rate Notes (2.3%)
3,280,000	Bank of America NA, 2.67%, 5/9/19	3,280,000
3,200,000	Bank of Nova Scotia, 2.64%, 8/14/19	3,200,000
3,061,000	Bedford Row Funding, 2.82%, 5/23/19	3,061,000
3,115,000	Canadian Imperial Bank of Commerce, 2.58%, 7/5/19	3,117,424
3,200,000	Commonwealth Bank of Australia, 2.61%, 8/12/19	3,200,000
3,400,000	Credit Agricole CIB, 2.75%, 4/23/19	3,400,000
3,035,000	Credit Agricole CIB, 2.92%, 6/3/19	3,039,146
5,156,000	Credit Industriel et Commercial, 2.74%, 5/20/19	5,156,000
3,519,000	Credit Suisse AG, 2.65%, 5/7/19	3,519,000
3,100,000	Skandinaviska Enskilda Banken AB, 2.81%, 6/6/19	3,100,000
3,100,000	Sumitomo Mitsui Trust Bank, Ltd., 2.64%, 2/15/19	3,100,000
3,882,000	Swedbank AB, 2.72%, 1/22/19	3,882,000
4,000,000	UBS AG, 2.87%, 5/28/19	4,002,643
3,600,000	US Bank NA, 2.58%, 5/13/19	3,600,000
3,500,000	US Bank NA, 2.76%, 7/23/19	3,500,000
3,100,000	Westpac Banking Corp., 2.66%, 6/6/19	3,100,000

		55,257,213

Miscellaneous Investments (4.7%)
115,840,184	Short-Term Investments(c)	115,840,184

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $171,097,397)		171,097,397

Total Investment Securities (Cost $1,737,310,229) —106.9%(d)		2,602,262,707
Net other assets (liabilities) — (6.9)%		(169,116,688)

Net Assets — 100.0%		$2,433,146,019

See accompanying notes to the financial statements.

9

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2018

Percentages indicated are based on net assets as of December 31, 2018.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2018. The total value of securities on loan as of December 31, 2018, was $168,052,759.

+	Affiliated Securities

†	Represents less than 0.05%.

(a)	The rate represents the effective yield at December 31, 2018.

(b)

Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(c)

Represents various short-term investments purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $800,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2018:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/15/19	132	$16,534,320	$54,002

				$54,002

See accompanying notes to the financial statements.

10

AZL S&P 500 Index Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments in non-affiliates, at cost	$1,734,182,765
Investments in affiliates, at cost	3,127,464

Investments in non-affiliates, at value*	$2,596,781,297
Investments in affiliates, at value	5,481,410
Cash	14,878
Segregated cash for collateral	800,000
Interest and dividends receivable	2,859,723
Receivable for capital shares issued	132,282
Receivable for investments sold	803,206
Receivable for variation margin on futures contracts	132,254
Reclaims receivable	31,118
Prepaid expenses	26,328

Total Assets	2,607,062,496

Liabilities:
Payable for investments purchased	1,633,727
Payable for capital shares redeemed	22,036
Payable for collateral received on loaned securities	171,097,397
Manager fees payable	362,603
Administration fees payable	16,330
Distribution fees payable	519,489
Custodian fees payable	7,607
Administrative and compliance services fees payable	10,006
Transfer agent fees payable	1,272
Trustee fees payable	3,832
Other accrued liabilities	242,178

Total Liabilities	173,916,477

Net Assets	$2,433,146,019

Net Assets Consist of:
Paid in capital	$1,469,639,259
Total distributable earnings	963,506,760

Net Assets	$2,433,146,019

Class 1
Net Assets	$62,599,444
Shares of beneficial interest (unlimited number of shares authorized, no par value)	4,251,411
Net Asset Value (offering and redemption price per share)	$14.72

Class 2
Net Assets	$2,370,546,575
Shares of beneficial interest (unlimited number of shares authorized, no par value)	162,281,547
Net Asset Value (offering and redemption price per share)	$14.61

*	Includes securities on loan of $168,052,759.

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends from non-affiliates	$54,325,481
Dividends from affiliates	173,587
Interest	14,814
Income from securities lending	550,336
Foreign tax reclaims received	9

Total Investment Income	55,064,227

Expenses:
Manager fees	4,740,985
Administration fees	658,184
Distribution fees — Class 2	6,789,601
Custodian fees	78,439
Administrative and compliance services fees	46,460
Transfer agent fees	13,901
Trustee fees	146,717
Professional fees	136,193
Shareholder reports	53,879
Other expenses	638,601

Total expenses	13,302,960

Net Investment Income/(Loss)	41,761,267

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	82,737,918
Net realized gains/(losses) on affiliated securities	196,920
Net realized gains/(losses) on futures contracts	(193,700)
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(232,830,680)
Change in net unrealized appreciation/depreciation on affiliated securities	(1,913,160)
Change in net unrealized appreciation/depreciation on futures contracts	(91,540)

Net realized and Change in net unrealized gains/losses on investments	(152,094,242)

Change in Net Assets Resulting From Operations	$(110,332,975)

See accompanying notes to the financial statements.

11

AZL S&P 500 Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$41,761,267	$43,514,476
Net realized gains/(losses) on investments	82,741,138	92,090,661
Change in unrealized appreciation/depreciation on investments	(234,835,380)	396,228,000

Change in net assets resulting from operations	(110,332,975)	531,833,137

Distributions to Shareholders:(a)
Class 1	(3,603,867)	(4,098,753)
Class 2	(128,336,323)	(146,017,998)

Change in net assets resulting from distributions to shareholders	(131,940,190)	(150,116,751)

Capital Transactions:
Class 1
Proceeds from shares issued	21,167	291,055
Proceeds from dividends reinvested	3,603,867	4,098,753
Value of shares redeemed	(10,821,638)	(11,407,094)

Total Class 1 Shares	(7,196,604)	(7,017,286)

Class 2
Proceeds from shares issued	34,574,035	39,504,184
Proceeds from dividends reinvested	128,336,323	146,017,998
Value of shares redeemed	(344,688,784)	(330,649,414)

Total Class 2 Shares	(181,778,426)	(145,127,232)

Change in net assets resulting from capital transactions	(188,975,030)	(152,144,518)

Change in net assets	(431,248,195)	229,571,868
Net Assets:(a)
Beginning of period	2,864,394,214	2,634,822,346

End of period	$2,433,146,019	$2,864,394,214

Share Transactions:
Class 1
Shares issued	1,308	18,260
Dividends reinvested	221,232	271,441
Shares redeemed	(651,499)	(740,720)

Total Class 1 Shares	(428,959)	(451,019)

Class 2
Shares issued	2,171,613	2,654,250
Dividends reinvested	7,936,693	9,734,533
Shares redeemed	(20,741,869)	(21,667,977)

Total Class 2 Shares	(10,633,563)	(9,279,194)

Change in shares	(11,062,522)	(9,730,213)

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in Notes to the Financial Statements.

See accompanying notes to the financial statements.

12

AZL S&P 500 Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2018	2017	2016	2015	2014

Class 1

Net Asset Value, Beginning of Period	$16.25	$14.15	$14.31	$14.50	$12.96

Investment Activities:
Net Investment Income/(Loss)	0.29 (a)	0.28	0.28	0.27	0.24
Net Realized and Unrealized Gains/(Losses) on Investments	(0.96)	2.71	1.30	(0.12)	1.49

Total from Investment Activities	(0.67)	2.99	1.58	0.15	1.73

Distributions to Shareholders From:
Net Investment Income	(0.31)	(0.17)	(0.31)	(0.34)	(0.19)
Net Realized Gains	(0.55)	(0.72)	(1.43)	—	—

Total Dividends	(0.86)	(0.89)	(1.74)	(0.34)	(0.19)

Net Asset Value, End of Period	$14.72	$16.25	$14.15	$14.31	$14.50

Total Return(b)	(4.63)%	21.60%	11.79%	1.16%	13.41%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$62,599	$76,049	$72,604	$20,022	$21,304
Net Investment Income/(Loss)	1.74%	1.83%	1.98%	1.86%	1.76%
Expenses Before Reductions(c)	0.23%	0.23%	0.24%	0.24%	0.24%
Expenses Net of Reductions	0.23%	0.23%	0.24%	0.24%	0.24%
Portfolio Turnover Rate(d)	4%	2%	23%	8%	3%

Class 2

Net Asset Value, Beginning of Period	$16.13	$14.06	$14.23	$14.40	$12.88

Investment Activities:
Net Investment Income/(Loss)	0.25 (a)	0.24	0.24	0.23	0.20
Net Realized and Unrealized Gains/(Losses) on Investments	(0.95)	2.70	1.29	(0.11)	1.48

Total from Investment Activities	(0.70)	2.94	1.53	0.12	1.68

Distributions to Shareholders From:
Net Investment Income	(0.27)	(0.15)	(0.27)	(0.29)	(0.16)
Net Realized Gains	(0.55)	(0.72)	(1.43)	—	—

Total Dividends	(0.82)	(0.87)	(1.70)	(0.29)	(0.16)

Net Asset Value, End of Period	$14.61	$16.13	$14.06	$14.23	$14.40

Total Return(b)	(4.84)%	21.36%	11.45%	0.95%	13.12%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$2,370,547	$2,788,345	$2,562,218	$1,223,566	$1,743,919
Net Investment Income/(Loss)	1.49%	1.58%	1.75%	1.58%	1.51%
Expenses Before Reductions(c)	0.48%	0.48%	0.49%	0.49%	0.49%
Expenses Net of Reductions	0.48%	0.48%	0.49%	0.49%	0.49%
Portfolio Turnover Rate(d)	4%	2%	23%	8%	3%

(a)	Average shares method used in calculation.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

13

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 22 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL S&P 500 Index Fund (the “Fund”), and 21 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

14

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2018

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2018 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested in short-term investments that have a remaining maturity of 397 days or less, similar to investments held in compliance with Rule 2a-7 under the 1940 Act. Included in short-term investments may be investments in overnight repurchase agreements that are collateralized at 102% with securities issued by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government, or other approved issuers. The securities purchased with cash collateral received are reflected in the Fund’s Schedule of Portfolio Investments under Short-Term Securities Held as Collateral for Securities on Loan. Short-term securities held as collateral for securities on loan are valued at amortized cost which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security. These are typically categorized as Level 2 in the fair value hierarchy, as defined in Note 4. Income earned on these investments is included in “Income from securities lending” on the Statement of Operations.

The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $54,331 during the year ended December 31, 2018. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $171,019,037 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2018. At December 31, 2018, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2018, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for these contracts was $29.1 million for the year ended December 31, 2018. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$54,002	Payable for variation margin on futures contracts	$—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

15

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2018

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$(193,700)	$(91,540)

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017
Distributions to Shareholders:
From net investment income
Class 1	$(777,776)
Class 2	(24,758,127)
From net realized gains
Class 1	(3,320,977)
Class 2	(121,259,871)

Change in net assets resulting from distributions to shareholders	$(150,116,751)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2020.

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL S&P 500 Index Fund Class 1	0.17%	0.46%
AZL S&P 500 Index Fund Class 2	0.17%	0.71%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2018, there were no voluntary waivers.

16

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2018

At December 31, 2018, the following investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments.

	Fair Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value 12/31/2018	Shares as of 12/31/2018	Dividend Income

BlackRock Inc., Class A	$7,816,098	$83,400	$(701,848)	$196,920	$(1,913,160)	$5,481,410	13,954	$173,587

	$7,816,098	$83,400	$(701,848)	$196,920	$(1,913,160)	$5,481,410	13,954	$173,587

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $22,213 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

17

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2018

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Common Stocks+	$2,416,879,705	$—	$—	$2,416,879,705
Short-Term Securities Held as Collateral for Securities on Loan	—	171,097,397	—	171,097,397
Unaffiliated Investment Company	14,285,605	—	—	14,285,605

Total Investment Securities	2,431,165,310	171,097,397	—	2,602,262,707

Other Financial Instruments:*
Futures Contracts	54,002	—	—	54,002

Total Investments	$2,431,219,312	$171,097,397	$—	$2,602,316,709

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL S&P 500 Index Fund	$109,991,673	$337,901,441

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $1,761,009,428. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$915,767,147
Unrealized (depreciation)	(74,513,868)

Net unrealized appreciation/(depreciation)	$841,253,279

18

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2018

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL S&P 500 Index Fund	$46,594,080	$85,346,110	$131,940,190

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL S&P 500 Index Fund	$31,392,251	$118,724,500	$150,116,751

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL S&P 500 Index Fund	$41,286,028	$80,967,443	$—	$841,253,289	$963,506,760

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 30% of the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL S&P 500 Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

20

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, 93.89% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2018, the Fund declared net short-term capital gain distributions of $3,932,252.

During the year ended December 31, 2018, the Fund declared net long-term capital gain distributions of $85,346,110.

21

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

22

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Agreements were approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the

23

Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the one-year period ended June 30, 2018, eight Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2018, 10 Funds were in the top 40%, three were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2018, five Funds were in the top 40%, three were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, the AZL Russell 1000 Value Index Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund, respectively, on September 12, 2018, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers.

For the AZL Russell 1000 Value Index Fund, the Board understood that the peer groups utilized for performance ranking by Lipper include both active and passive funds. The Board also understood that an index fund’s performance generally should be judged based upon how closely the Fund’s performance matches the performance of the Fund’s benchmark index. The Board quarterly receives information regarding index attribution (performance versus benchmark index) for the AZL Russell 1000 Value Index Fund, and the Board found the performance of the Fund by that measure to be satisfactory. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 22 Funds reviewed by the Board in the fall of 2018, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 22 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); (2) for the AZL BlackRock Global Allocation Fund, the AZL Enhanced Bond Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, although the management fee ranked below the 65th percentile, the Manager proposed increasing the temporary management fee waiver by one basis point due to lower subadvisory fees negotiated by the Manager; and (4) for the AZL Russell 1000 Value Index Fund, the AZL Russell 1000 Growth Fund, and the AZL MetWest Total Return Bond Fund, the Manager recommended increasing a temporary management fee waiver by one basis point for the Russell Funds and by five basis points for the MetWest Fund. Increasing the temporary management fee waivers effectively decreases the management fee paid by a fund.

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The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2017, were approximately $17.4 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for four Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1218 2/19

AZL® Small Cap Stock Index Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Small Cap Stock Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Small Cap Stock Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® Small Cap Stock Index Fund (Class 2 Shares) (the “Fund”) returned -8.93%. That compared to a -8.48% total return for its benchmark, the S&P SmallCap 600 Index1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the S&P Small Cap 600 Index (“Index”). The Index is designed to provide a comprehensive measure of small-cap stock performance.*

Markets opened the year posting strong gains fueled by tax-reform optimism and ongoing global growth that carried over from 2017. As the first quarter progressed, however, investors grew more concerned that the economy might be overheating. The realized volatility of the S&P 500 Index2 rose to annualized level of 19% during the first quarter, which was up from an average of 6.6% in 2017. Rising yields and trade protectionism fears further weighed on equities. And yet, the underlying U.S. economy remained healthy, with low unemployment, high consumer confidence and accelerating economic indicators. These factors supported the Federal Reserve Board’s (the Fed) decision to increase interest rates in March, which helped drive yields higher.

The second quarter saw renewed gains in U.S. equity markets, in spite of ongoing threats of U.S. tariffs. Unemployment fell to its lowest level since 1975 and earnings growth inspired confidence in investors. The Fed raised interest rates again in June.

U.S. large-cap equities reached all-time highs in the third quarter. Signs of strong economic growth and positive earnings results helped grow investors’ appetite for risk. Volatility fell in spite of the U.S. announcing tariffs on $505 billion of Chinese goods. The unemployment rate fell as well, dropping to 3.7% in September—the lowest rate since 1969. Meanwhile, consumer confidence reached its highest level since 2000. The strength of the economy led the Fed to once again raise interest rates, which, combined with positive growth and high levels of U.S. government debt issuance, helped push the yield on 10-year U.S. Treasuries up to 3.06%.

Concerns over Fed policy, growing trade protectionism and a potential slowdown in growth contributed to investor anxiety throughout the fourth quarter. Hawkish comments from Fed Chairman Powell about U.S. interest rates drove a temporary sell-off in U.S. Treasuries, and helped spur a return to volatility.

From a sector perspective, the largest negative returns in the Index came from the energy, materials and industrials sectors. Increases were seen in the healthcare and communication services sectors.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures had a negative impact on relative results.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]

The Standard & Poor’s 500 Index is unmanaged and is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® Small Cap Stock Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Standard & Poor’s SmallCap 600 Index (the “S&P 600”). This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all of the stocks in the S&P 600 in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
AZL® Small Cap Stock Index Fund (Class 1 Shares)	10/14/16	-8.59%	—	—	—	7.55%
AZL® Small Cap Stock Index Fund (Class 2 Shares)	5/1/07	-8.93%	8.88%	5.78%	12.98%	7.01%
S&P SmallCap 600 Index	10/14/16	-8.48%	9.46%	6.34%	13.61%	7.48%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Small Cap Stock Index Fund (Class 1 Shares)	0.32%
AZL® Small Cap Stock Index Fund (Class 2 Shares)	0.57%

The above expense ratios are based on the current Fund prospectus dated May 1, 2018. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s SmallCap 600 Index, an unmanaged index which covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Small Cap Stock Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Small Cap Stock Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL Small Cap Stock Index Fund, Class 1	$1,000.00	$836.10	$1.53	0.33%

AZL Small Cap Stock Index Fund, Class 2	$1,000.00	$834.40	$2.68	0.58%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL Small Cap Stock Index Fund, Class 1	$1,000.00	$1,023.54	$1.68	0.33%

AZL Small Cap Stock Index Fund, Class 2	$1,000.00	$1,022.28	$2.96	0.58%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Financials	19.2%

Industrials	18.6

Information Technology	14.4

Consumer Discretionary	13.9

Health Care	11.5

Real Estate	6.5

Materials	4.1

Consumer Staples	3.5

Energy	3.4

Utilities	2.6

Telecommunication Services	2.0

Total Common Stocks	99.7

Rights	— ^

Short-Term Securities Held as Collateral for Securities on Loan	27.3

Money Markets	0.4

Total Investment Securities	127.4

Net other assets (liabilities)	(27.4)

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks (99.7%):
Aerospace & Defense (2.4%):
36,608	AAR Corp.^	$1,366,943
81,636	Aerojet Rocketdyne Holdings, Inc.*^	2,876,036
24,107	AeroVironment, Inc.*^	1,638,071
66,093	Axon Enterprise, Inc.*	2,891,568
31,924	Cubic Corp.	1,715,596
20,801	Engility Holdings, Inc.*	591,996
54,655	Mercury Computer Systems, Inc.*^	2,584,635
36,831	Moog, Inc., Class A	2,853,666
5,639	National Presto Industries, Inc.^	659,312
57,129	Triumph Group, Inc.^	656,984

		17,834,807

Air Freight & Logistics (0.7%):
28,942	Atlas Air Worldwide Holdings, Inc.*	1,221,063
31,032	Echo Global Logistics, Inc.*^	630,881
33,240	Forward Air Corp.^	1,823,214
38,272	Hub Group, Inc.*	1,418,743

		5,093,901

Airlines (0.7%):
14,440	Allegiant Travel Co.^	1,447,177
57,317	Hawaiian Holdings, Inc.^	1,513,742
59,030	SkyWest, Inc.	2,625,064

		5,585,983

Auto Components (2.1%):
126,522	American Axle & Manufacturing Holdings, Inc.*^	1,404,394
56,637	Cooper Tire & Rubber Co.^	1,831,074
18,816	Cooper-Standard Holding, Inc.*^	1,168,850
33,106	Dorman Products, Inc.*^	2,980,202
42,754	Fox Factory Holding Corp.*^	2,516,928
83,868	Garrett Motion, Inc.*^	1,034,931
39,580	Gentherm, Inc.*^	1,582,408
28,541	LCI Industries^	1,906,539
21,253	Motorcar Parts of America, Inc.*^	353,650
22,920	Standard Motor Products, Inc.^	1,110,016
26,941	Superior Industries International, Inc.^	129,586

		16,018,578

Automobiles (0.1%):
32,543	Winnebago Industries, Inc.^	787,866

Banks (9.5%):
45,582	Ameris Bancorp^	1,443,582
48,898	Banc of California, Inc.^	650,832
36,753	Banner Corp.^	1,965,550
45,573	Berkshire Hills Bancorp, Inc.^	1,229,104
97,192	Boston Private Financial Holdings, Inc.	1,027,319
92,073	Brookline Bancorp, Inc.^	1,272,449
33,193	Central Pacific Financial Corp.	808,250
17,594	City Holding Co.^	1,189,178
83,466	Columbia Banking System, Inc.	3,028,981
58,130	Community Bank System, Inc.^	3,388,979
33,619	Customers Bancorp, Inc.*	611,866
116,837	CVB Financial Corp.^	2,363,613
35,860	Eagle Bancorp, Inc.*^	1,746,741
25,388	Fidelity Southern Corp.	660,596
246,171	First Bancorp	2,117,071
115,294	First Commonwealth Financial Corp.	1,392,752
111,326	First Financial Bancorp	2,640,653

Shares		Fair Value
Common Stocks, continued
Banks, continued
76,832	First Financial Bankshares, Inc.^	$4,432,439
118,150	First Midwest Bancorp, Inc.^	2,340,552
13,666	Franklin Financial Network, Inc.*^	360,372
95,657	Glacier Bancorp, Inc.^	3,789,931
66,965	Great Western Bancorp, Inc.	2,092,656
30,444	Green BanCorp, Inc.	521,810
36,810	Hanmi Financial Corp.^	725,157
37,235	Heritage Financial Corp.^	1,106,624
140,619	Hope BanCorp, Inc.^	1,667,741
31,237	Independent Bank Corp.^	2,196,273
50,949	LegacyTexas Financial Group, Inc.^	1,634,953
29,803	National Bank Holdings Corp.^	920,019
50,054	NBT Bancorp, Inc.^	1,731,368
49,698	OFG Bancorp	818,029
171,647	Old National Bancorp^	2,643,364
24,366	Opus Bank^	477,330
50,924	Pacific Premier Bancorp, Inc.*^	1,299,580
15,894	Preferred Bank Los Angeles^	689,005
39,975	S & T Bancorp, Inc.^	1,512,654
53,865	Seacoast Banking Corp.*^	1,401,567
52,208	ServisFirst Bancshares, Inc.^	1,663,869
104,289	Simmons First National Corp., Class A^	2,516,494
37,075	Southside Bancshares, Inc.^	1,177,131
14,329	Tompkins Financial Corp.^	1,074,818
27,408	Triumph BanCorp, Inc.*^	814,018
84,123	United Community Banks, Inc.	1,805,280
27,345	Veritex Holdings, Inc.*^	584,636
30,296	Westamerica Bancorp^	1,686,881

		71,222,067

Beverages (0.2%):
5,245	Coca-Cola Bottling Co. Consolidated	930,358
14,166	MGP Ingredients, Inc.^	808,170

		1,738,528

Biotechnology (2.2%):
44,803	Acorda Therapeutics, Inc.*^	698,031
39,562	AMAG Pharmaceuticals, Inc.*	600,947
61,827	Cytokinetics, Inc.*^	390,747
12,612	Eagle Pharmaceuticals, Inc.*^	508,137
50,787	Emergent Biosolutions, Inc.*^	3,010,652
17,771	Enanta Pharmaceuticals, Inc.*	1,258,720
108,379	Momenta Pharmaceuticals, Inc.*	1,196,504
84,589	Myriad Genetics, Inc.*^	2,459,002
95,229	Progenics Pharmaceuticals, Inc.*^	399,962
33,370	Regenxbio, Inc.*^	1,399,872
44,173	Repligen Corp.*^	2,329,684
111,909	Spectrum Pharmaceuticals, Inc.*	979,204
59,190	Vanda Pharmaceuticals, Inc.*^	1,546,635

		16,778,097

Building Products (2.2%):
45,940	AAON, Inc.^	1,610,656
17,733	American Woodmark Corp.*^	987,373
31,729	Apogee Enterprises, Inc.^	947,111
36,412	Gibraltar Industries, Inc.*^	1,295,903
38,632	Griffon Corp.^	403,704
20,492	Insteel Industries, Inc.	497,546
26,516	Patrick Industries, Inc.*^	785,139

See accompanying notes to the financial statements.

4

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Building Products, continued
65,626	PGT, Inc.*	$1,040,172
39,876	Quanex Building Products Corp.^	541,915
47,192	Simpson Manufacturing Co., Inc.^	2,554,503
66,524	Trex Co., Inc.*^	3,948,865
69,891	Universal Forest Products, Inc.	1,814,370

		16,427,257

Capital Markets (1.2%):
53,932	Blucora, Inc.*^	1,436,748
38,968	Donnelley Financial Solutions, Inc.*^	546,721
22,291	Greenhill & Co., Inc.^	543,900
18,808	INTL FCStone, Inc.*	687,997
39,267	Investment Technology Group, Inc.^	1,187,434
17,687	Piper Jaffray Cos., Inc.^	1,164,512
8,446	Virtus Investment Partners, Inc.^	670,866
91,728	Waddell & Reed Financial, Inc., Class A^	1,658,442
134,221	WisdomTree Investments, Inc.^	892,570

		8,789,190

Chemicals (2.7%):
34,289	AdvanSix, Inc.*	834,594
30,742	American Vanguard Corp.^	466,971
36,452	Balchem Corp.^	2,856,014
29,273	Futurefuel Corp.	464,270
57,507	H.B. Fuller Co.^	2,453,824
10,906	Hawkins, Inc.	446,601
47,653	Ingevity Corp.*^	3,988,079
22,251	Innophos Holdings, Inc.	545,817
27,565	Innospec, Inc.^	1,702,414
24,455	Koppers Holdings, Inc.*^	416,713
36,284	Kraton Performance Polymers, Inc.*^	792,443
23,683	LSB Industries, Inc.*^	130,730
15,017	Quaker Chemical Corp.^	2,668,671
57,935	Rayonier Advanced Materials, Inc.^	617,008
22,830	Stepan Co.	1,689,420
28,943	Tredegar Corp.	459,036

		20,532,605

Commercial Services & Supplies (2.6%):
74,477	ABM Industries, Inc.^	2,391,456
54,198	Brady Corp., Class A^	2,355,445
37,466	Essendant, Inc.	471,322
67,404	Interface, Inc.^	960,507
38,183	LSC Communications, Inc.^	267,281
36,325	Matthews International Corp., Class A	1,475,522
50,575	Mobile Mini, Inc.^	1,605,756
15,781	Multi-Color Corp.^	553,755
81,098	RR Donnelley & Sons Co.^	321,148
33,646	Team, Inc.*^	492,914
62,683	Tetra Tech, Inc.	3,245,100
17,531	UniFirst Corp.	2,508,160
24,961	US Ecology, Inc.	1,572,044
23,187	Viad Corp.	1,161,437

		19,381,847

Communications Equipment (1.5%):
53,384	ADTRAN, Inc.	573,344
21,220	Applied Optoelectronics, Inc.*^	327,425
40,007	CalAmp Corp.*^	520,491

Shares		Fair Value
Common Stocks, continued
Communications Equipment, continued
26,820	Comtech Telecommunications Corp.^	$652,799
30,714	Digi International, Inc.*	309,904
135,550	Extreme Networks, Inc.*^	826,855
132,001	Finisar Corp.*^	2,851,221
100,128	Harmonic, Inc.*^	472,604
35,911	NETGEAR, Inc.*^	1,868,449
256,890	Viavi Solutions, Inc.*^	2,581,745

		10,984,837

Construction & Engineering (0.6%):
36,720	Aegion Corp.*^	599,270
55,865	Arcosa, Inc.*^	1,546,902
42,133	Comfort Systems USA, Inc.	1,840,369
18,698	MYR Group, Inc.*	526,723
32,796	Orion Marine Group, Inc.*	140,695

		4,653,959

Construction Materials (0.1%):
18,108	U.S. Concrete, Inc.*^	638,850

Consumer Finance (1.6%):
29,775	Encore Capital Group, Inc.*^	699,713
39,048	Enova International, Inc.*^	759,874
60,429	EZCORP, Inc., Class A*^	467,116
49,660	Firstcash, Inc.^	3,592,901
53,977	Green Dot Corp., Class A*^	4,292,251
51,371	PRA Group, Inc.*^	1,251,911
7,045	World Acceptance Corp.*^	720,422

		11,784,188

Containers & Packaging (0.1%):
39,789	Myers Industries, Inc.	601,212

Distributors (0.2%):
51,987	Core Markt Holdngs Co., Inc.^	1,208,698

Diversified Consumer Services (0.6%):
18,370	American Public Education, Inc.*	522,810
78,846	Career Education Corp.*	900,421
37,515	Regis Corp.*^	635,879
24,329	Strategic Education, Inc.^	2,759,396

		4,818,506

Diversified Telecommunication Services (1.2%):
12,402	ATN International, Inc.	887,115
57,097	Cincinnati Bell, Inc.*	444,215
47,474	Cogent Communications Group, Inc.^	2,146,299
80,558	Consolidated Communications Holdings, Inc.^	795,913
119,852	Frontier Communications Corp.*^	285,248
108,897	Iridium Communications, Inc.*^	2,009,150
248,675	Vonage Holdings Corp.*^	2,170,932

		8,738,872

Electric Utilities (0.3%):
45,704	El Paso Electric Co.	2,291,142

Electrical Equipment (0.4%):
29,308	AZZ, Inc.	1,182,871
23,469	Encore Wire Corp.	1,177,674
9,915	Powell Industries, Inc.	247,974
18,177	Vicor Corp.*^	686,909

		3,295,428

See accompanying notes to the financial statements.

5

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components (4.1%):
32,611	Anixter International, Inc.*	$1,771,103
32,825	Badger Meter, Inc.^	1,615,318
11,269	Bel Fuse, Inc., Class B^	207,575
52,588	Benchmark Electronics, Inc.^	1,113,814
29,526	Control4 Corp.*^	519,658
37,574	CTS Corp.	972,791
43,644	Daktronics, Inc.^	322,966
38,307	Electro Scientific Industries, Inc.*^	1,147,678
15,582	ePlus, Inc.*^	1,108,971
41,264	Fabrinet*	2,117,256
19,181	FARO Technologies, Inc.*^	779,516
66,519	II-VI, Inc.*^	2,159,206
40,220	Insight Enterprises, Inc.*^	1,638,965
37,886	Itron, Inc.*^	1,791,629
64,885	KEMET Corp.^	1,138,083
101,955	Knowles Corp.*^	1,357,021
41,901	Methode Electronics, Inc., Class A^	975,874
20,132	MTS Systems Corp.^	807,897
19,124	OSI Systems, Inc.*^	1,401,789
21,555	Park Electrochemical Corp.^	389,499
36,378	Plexus Corp.*^	1,858,188
20,791	Rogers Corp.*^	2,059,556
76,867	Sanmina Corp.*	1,849,420
28,841	ScanSource, Inc.*	991,554
104,708	TTM Technologies, Inc.*^	1,018,809

		31,114,136

Energy Equipment & Services (1.7%):
147,238	Archrock, Inc.^	1,102,813
40,480	Bristow Group, Inc.*^	98,366
72,064	C&J Energy Services, Inc.*^	972,864
25,668	CARBO Ceramics, Inc.*^	89,325
24,576	Era Group, Inc.*	214,794
35,630	Exterran Corp.*	630,651
15,881	Geospace Technologies Corp.*	163,733
14,593	Gulf Island Fabrication, Inc.*^	105,361
156,370	Helix Energy Solutions Group, Inc.*^	845,962
25,342	KLX Energy Services Holdings, Inc.*^	594,270
30,487	Matrix Service Co.*	546,937
368,902	Nabors Industries, Ltd.	737,804
101,283	Newpark Resources, Inc.*^	695,814
279,178	Noble Corp. plc*^	731,446
67,804	Oil States International, Inc.*^	968,241
89,973	Pioneer Energy Services Corp.*^	110,667
82,277	Propetro Holding Corp.*^	1,013,653
19,375	SEACOR Holdings, Inc.*^	716,875
174,707	Superior Energy Services, Inc.*	585,268
144,532	TETRA Technologies, Inc.*	242,814
87,679	U.S. Silica Holdings, Inc.^	892,572
61,725	Unit Corp.*^	881,433

		12,941,663

Entertainment (0.1%):
22,341	Marcus Corp.^	882,470

Equity Real Estate Investment Trusts (6.1%):
92,494	Acadia Realty Trust^	2,197,657
39,033	Agree Realty Corp.^	2,307,631
44,008	American Assets Trust, Inc.^	1,767,801

Shares		Fair Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
54,464	Armada Hoffler Properties, Inc.	$765,764
92,162	CareTrust REIT, Inc.	1,701,311
198,556	CBL & Associates Properties, Inc.^	381,228
99,542	Cedar Shopping Centers, Inc.	312,562
51,732	Chatham Lodging Trust	914,622
68,263	Chesapeake Lodging Trust^	1,662,204
19,264	Community Healthcare Trust, Inc.^	555,381
234,165	DiamondRock Hospitality, Co.^	2,126,218
68,895	Easterly Government Properties, Inc.^	1,080,274
40,578	EastGroup Properties, Inc.^	3,722,219
74,870	Four Corners Property Trust, Inc.^	1,961,594
123,020	Franklin Street Properties Corp.^	766,415
37,925	Getty Realty Corp.^	1,115,374
85,070	Global Net Lease, Inc.^	1,498,933
112,271	Government Properties Income Trust^	771,302
41,187	Hersha Hospitality Trust^	722,420
100,463	Independence Realty Trust, Inc.	922,250
78,898	iStar, Inc.^	723,495
94,704	Kite Realty Group Trust^	1,334,379
243,360	Lexington Realty Trust^	1,997,986
44,640	LTC Properties, Inc.^	1,860,595
64,687	National Storage Affiliates	1,711,618
74,250	Pennsylvania Real Estate Investment Trust^	441,045
22,586	PS Business Parks, Inc.^	2,958,766
128,149	Retail Opportunity Investments Corp.^	2,035,006
90,336	RPT Realty^	1,079,515
13,273	Saul Centers, Inc.	626,751
117,807	Summit Hotel Properties, Inc.^	1,146,262
14,489	Universal Health Realty Income Trust	889,190
33,882	Urstadt Biddle Properties, Inc., Class A	651,212
210,388	Washington Prime Group, Inc.^	1,022,486
45,696	Whitestone REIT^	560,233

		46,291,699

Food & Staples Retailing (0.4%):
41,164	SpartanNash Co.	707,198
30,170	The Andersons, Inc.^	901,781
26,089	The Chefs’ Warehouse, Inc.*^	834,326
57,048	United Natural Foods, Inc.*^	604,138

		3,047,443

Food Products (1.6%):
74,660	B&G Foods, Inc.^	2,158,421
17,693	Calavo Growers, Inc.^	1,290,881
34,157	Cal-Maine Foods, Inc.^	1,444,841
186,497	Darling International, Inc.*	3,588,201
103,903	Dean Foods Co.^	395,870
16,762	J & J Snack Foods Corp.^	2,423,618
9,869	John B Sanfilippo And Son, Inc.^	549,309
7,330	Seneca Foods Corp., Class A*^	206,853

		12,057,994

Gas Utilities (1.2%):
32,425	Northwest Natural Holding Co.^	1,960,416
96,778	South Jersey Industries, Inc.^	2,690,428
57,183	Spire, Inc.^	4,236,117

		8,886,961

Health Care Equipment & Supplies (3.0%):
41,803	AngioDynamics, Inc.*^	841,494
16,390	Anika Therapeutics, Inc.*^	550,868

See accompanying notes to the financial statements.

6

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
29,294	CONMED Corp.	$1,880,675
38,209	CryoLife, Inc.*^	1,084,371
15,957	Cutera, Inc.*^	271,588
7,744	Heska Corp.*^	666,758
33,562	Integer Holdings Corp.*	2,559,438
38,214	Invacare Corp.^	164,320
43,298	Lantheus Holdings, Inc.*	677,614
18,121	LeMaitre Vascular, Inc.^	428,380
47,229	Meridian Bioscience, Inc.^	819,895
61,955	Merit Medical Systems, Inc.*^	3,457,710
37,603	Natus Medical, Inc.*^	1,279,630
58,762	Neogen Corp.*^	3,349,434
68,792	OraSure Technologies, Inc.*^	803,491
21,196	Orthofix Medical, Inc.*^	1,112,578
15,258	Surmodics, Inc.*	721,093
18,890	Tactile Systems Technology, Inc.*^	860,440
43,384	Varex Imaging Corp.*^	1,027,333

		22,557,110

Health Care Providers & Services (3.3%):
11,193	Addus HomeCare Corp.*^	759,781
32,800	Amedisys, Inc.*^	3,841,207
53,768	AMN Healthcare Services, Inc.*^	3,046,495
37,054	BioTelemetry, Inc.*^	2,212,865
134,139	Community Health Systems, Inc.*^	378,272
10,577	CorVel Corp.*^	652,812
40,344	Cross Country Healthcare, Inc.*^	295,722
64,021	Diplomat Pharmacy, Inc.*^	861,723
55,434	Ensign Group, Inc. (The)^	2,150,285
33,008	LHC Group, Inc.*	3,098,791
27,826	Magellan Health Services, Inc.*^	1,583,021
70,457	Owens & Minor, Inc.^	445,993
12,308	Providence Service Corp.*^	738,726
28,082	Quorum Health Corp.*^	81,157
122,577	Select Medical Holdings Corp.*^	1,881,557
45,138	Tivity Health, Inc.*^	1,119,874
14,334	U.S. Physical Therapy, Inc.^	1,467,085

		24,615,366

Health Care Technology (1.1%):
13,629	Computer Programs & Systems, Inc.^	342,088
28,932	HealthStream, Inc.^	698,708
94,501	HMS Holdings Corp.*	2,658,313
53,989	NextGen Healthcare, Inc.*^	817,933
44,429	Omnicell, Inc.*^	2,720,832
19,024	Tabula Rasa Healthcare, Inc.*^	1,212,970

		8,450,844

Hotels, Restaurants & Leisure (1.8%):
101,474	Belmond, Ltd., Class A*	2,539,894
23,766	BJ’s Restaurants, Inc.^	1,201,847
18,767	Chuy’s Holdings, Inc.*^	332,927
44,579	Dave & Buster’s Entertainment, Inc.^	1,986,440
20,072	DineEquity, Inc.^	1,351,648
24,433	El Pollo Loco Holdings, Inc.*	370,649
26,783	Fiesta Restaurant Group, Inc.*^	415,404
13,250	Monarch Casino & Resort, Inc.*	505,355
14,460	Red Robin Gourmet Burgers*^	386,371
31,824	Ruth’s Hospitality Group, Inc.^	723,360

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
29,094	Shake Shack, Inc., Class A*^	$1,321,449
33,167	Wingstop, Inc.^	2,128,990

		13,264,334

Household Durables (1.8%):
9,643	Cavco Industries, Inc.*	1,257,254
27,575	Ethan Allen Interiors, Inc.^	485,044
25,119	Installed Building Products, Inc.*^	846,259
31,026	iRobot Corp.*^	2,598,118
52,765	La-Z-Boy, Inc.^	1,462,118
20,926	LGI Homes, Inc.*^	946,274
51,245	M.D.C. Holdings, Inc.	1,440,497
32,563	M/I Homes, Inc.*^	684,474
43,215	Meritage Corp.*^	1,586,855
40,426	TopBuild Corp.*	1,819,170
15,602	Universal Electronics, Inc.*^	394,419
38,060	William Lyon Homes, Class A*^	406,861

		13,927,343

Household Products (0.6%):
12,445	Central Garden & Pet Co.*^	428,730
45,403	Central Garden & Pet Co., Class A*	1,418,844
15,605	WD-40 Co.^	2,859,772

		4,707,346

Industrial Conglomerates (0.2%):
40,429	Raven Industries, Inc.	1,463,126

Insurance (3.8%):
51,415	AMBAC Financial Group, Inc.*^	886,395
102,600	American Equity Investment Life Holding Co.^	2,866,644
21,311	Amerisafe, Inc.^	1,208,121
18,383	eHealth, Inc.*^	706,275
37,115	Employers Holdings, Inc.	1,557,717
8,637	HCI Group, Inc.^	438,846
46,692	Horace Mann Educators Corp.	1,748,615
34,021	James River Group Holdings	1,243,127
75,021	Maiden Holdings, Ltd.	123,785
26,273	Navigators Group, Inc.	1,825,711
60,720	ProAssurance Corp.^	2,462,803
44,515	RLI Corp.^	3,071,089
16,664	Safety Insurance Group, Inc.	1,363,282
66,767	Selective Insurance Group, Inc.^	4,068,780
27,079	Stewart Information Services Corp.	1,121,071
89,345	Third Point Reinsurance, Ltd.*	861,286
23,847	United Fire Group, Inc.^	1,322,316
24,880	United Insurance Holdings Co.^	413,506
36,375	Universal Insurance Holdings, Inc.^	1,379,340

		28,668,709

Interactive Media & Services (0.1%):
41,267	QuinStreet, Inc.*^	669,763

Internet & Direct Marketing Retail (1.0%):
30,173	Liquidity Services, Inc.*	186,167
33,344	Nutri/System, Inc.^	1,463,135
23,461	PetMed Express, Inc.^	545,703
38,004	Shutterfly, Inc.*^	1,530,041
20,876	Shutterstock, Inc.^	751,745
19,314	Stamps.com, Inc.*^	3,006,031

		7,482,822

See accompanying notes to the financial statements.

7

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
IT Services (2.1%):
42,400	Cardtronics plc*^	$1,102,400
37,746	CSG Systems International, Inc.^	1,199,190
68,386	Evertec, Inc.	1,962,678
38,829	Exlservice Holdings, Inc.*	2,043,182
29,845	ManTech International Corp., Class A^	1,560,744
75,651	NIC, Inc.^	944,124
39,891	Perficient, Inc.*^	887,974
45,424	Sykes Enterprises, Inc.*^	1,123,336
148,701	Travelport Worldwide, Ltd.	2,322,710
15,614	TTEC Holdings, Inc.	446,092
58,552	Unisys Corp.*^	680,960
31,141	Virtusa Corp.*^	1,326,295

		15,599,685

Leisure Products (0.5%):
100,535	Callaway Golf Co.^	1,538,186
33,896	Nautilus Group, Inc.*^	369,466
19,697	Sturm, Ruger & Co., Inc.^	1,048,274
65,776	Vista Outdoor, Inc.*^	746,558

		3,702,484

Life Sciences Tools & Services (0.5%):
37,574	Cambrex Corp.*^	1,418,794
47,279	Luminex Corp.^	1,092,618
29,351	Medpace Holdings, Inc.*	1,553,548

		4,064,960

Machinery (5.4%):
69,374	Actuant Corp., Class A^	1,456,160
10,949	Alamo Group, Inc.	846,577
32,804	Albany International Corp., Class A	2,047,954
26,089	Astec Industries, Inc.^	787,627
53,370	Barnes Group, Inc.	2,861,698
47,623	Briggs & Stratton Corp.^	622,909
35,168	Chart Industries, Inc.*^	2,286,975
22,618	CIRCOR International, Inc.*^	481,763
23,621	EnPro Industries, Inc.^	1,419,622
29,039	ESCO Technologies, Inc.	1,915,122
67,930	Federal Signal Corp.	1,351,807
43,712	Franklin Electric Co., Inc.	1,874,371
36,357	Greenbrier Cos, Inc.^	1,437,556
91,555	Harsco Corp.*	1,818,282
70,167	Hillenbrand, Inc.	2,661,434
35,780	John Bean Technologies Corp.^	2,569,362
12,212	Lindsay Corp.^	1,175,405
19,373	Lydall, Inc.*	393,466
65,392	Mueller Industries, Inc.	1,527,557
30,597	Proto Labs, Inc.*^	3,451,035
49,073	SPX Corp.*	1,374,535
48,440	SPX FLOW, Inc.*	1,473,545
14,504	Standex International Corp.	974,379
20,560	Tennant Co.^	1,071,382
59,576	Titan International, Inc.	277,624
64,845	Wabash National Corp.^	848,173
31,458	Watts Water Technologies, Inc., Class A^	2,029,985

		41,036,305

Marine (0.2%):
48,105	Matson, Inc.	1,540,322

Shares		Fair Value
Common Stocks, continued
Media (0.6%):
65,758	E.W. Scripps Co. (The), Class A^	$1,034,373
127,452	Gannett Co., Inc.^	1,087,166
62,068	New Media Investment Group, Inc.^	718,127
31,393	Scholastic Corp.^	1,263,882
24,710	TechTarget, Inc.*^	301,709

		4,405,257

Metals & Mining (0.7%):
358,155	AK Steel Holding Corp.*^	805,849
54,791	Century Aluminum Co.*^	400,522
13,969	Haynes International, Inc.	368,782
18,671	Kaiser Aluminum Corp.^	1,667,133
22,727	Materion Corp.^	1,022,488
10,296	Olympic Steel, Inc.	146,924
74,791	SunCoke Energy, Inc.*	639,463
44,176	TimkenSteel Corp.*^	386,098

		5,437,259

Mortgage Real Estate Investment Trusts (1.4%):
126,481	Apollo Commercial Real Estate Finance, Inc.^	2,107,173
45,998	Armour Residential REIT, Inc.^	942,959
104,336	Capstead Mortgage Corp.^	695,921
49,747	Granite Point Mortgage Trust, Inc.^	896,938
125,499	Invesco Mortgage Capital, Inc.^	1,817,226
171,594	New York Mortgage Trust, Inc.^	1,010,689
68,313	PennyMac Mortgage Investment Trust^+	1,271,988
96,557	Redwood Trust, Inc.^	1,455,114

		10,198,008

Multiline Retail (0.0%)†:
361,137	J.C. Penney Co., Inc.*^	375,582

Multi-Utilities (0.4%):
74,038	Avista Corp.	3,145,134

Oil, Gas & Consumable Fuels (1.7%):
21,209	Bonanza Creek Energy, Inc.*	438,390
96,535	Carrizo Oil & Gas, Inc.*^	1,089,880
87,671	Cloud Peak Energy, Inc.*^	32,114
31,618	CONSOL Energy, Inc.*^	1,002,607
521,305	Denbury Resources, Inc.*^	891,432
44,161	Green Plains Renewable Energy, Inc.^	578,951
178,606	Gulfport Energy Corp.*^	1,169,869
124,869	HighPoint Resources Corp.*^	310,924
172,414	Laredo Petroleum Holdings, Inc.*^	624,139
31,333	PAR Pacific Holdings, Inc.*^	444,302
74,885	PDC Energy, Inc.*^	2,228,577
15,142	Penn Virginia Corp.*^	818,577
42,053	Renewable Energy Group, Inc.*^	1,080,762
6,627	REX American Resources Corp.*^	451,365
64,010	Ring Energy, Inc.*^	325,171
274,359	SRC Energy, Inc.*^	1,289,486

		12,776,546

Paper & Forest Products (0.5%):
44,258	Boise Cascade Co.	1,055,553
18,870	Clearwater Paper Corp.*^	459,862
18,912	Neenah Paper, Inc.	1,114,295
49,974	P.H. Glatfelter Co.^	487,746
34,691	Schweitzer-Mauduit International, Inc.^	869,010

		3,986,466

See accompanying notes to the financial statements.

8

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Personal Products (0.5%):
504,655	Avon Products, Inc.*	$767,076
19,573	Inter Parfums, Inc.	1,283,402
13,523	Medifast, Inc.^	1,690,645

		3,741,123

Pharmaceuticals (1.4%):
106,455	Akorn, Inc.*	360,882
39,458	Amphastar Pharmaceuticals, Inc.*^	785,214
9,533	ANI Pharmaceuticals, Inc.*^	429,176
73,104	Assertio Therapeutics, Inc.*^	263,905
119,421	Corcept Therapeutics, Inc.*^	1,595,465
225,825	Endo International plc*^	1,648,523
76,580	Innoviva, Inc.*^	1,336,321
35,610	Lannett Co., Inc.*^	176,626
74,238	Medicines Co. (The)*^	1,420,915
22,701	Phibro Animal Health Corp., Class A^	730,064
59,330	Supernus Pharmaceuticals, Inc.*^	1,970,943

		10,718,034

Professional Services (1.9%):
58,778	Exponent, Inc.^	2,980,633
11,493	Forrester Research, Inc.	513,737
43,394	FTI Consulting, Inc.*^	2,891,776
21,279	Heidrick & Struggles International, Inc.	663,692
34,861	Kelly Services, Inc., Class A	713,953
64,446	Korn/Ferry International	2,548,195
51,086	Navigant Consulting, Inc.	1,228,618
34,195	Resources Connection, Inc.	485,569
45,917	Trueblue, Inc.*^	1,021,653
45,063	Wageworks, Inc.*^	1,223,911

		14,271,737

Real Estate Management & Development (0.4%):
44,233	HFF, Inc., Class A^	1,466,767
24,022	Marcus & Millichap, Inc.*^	824,675
20,060	RE/MAX Holdings, Inc., Class A^	616,845

		2,908,287

Road & Rail (0.6%):
28,922	ArcBest Corp.^	990,868
54,232	Heartland Express, Inc.^	992,446
44,416	Marten Transport, Ltd.	719,095
29,257	Saia, Inc.*^	1,633,125

		4,335,534

Semiconductors & Semiconductor Equipment (3.7%):
44,266	Advanced Energy Industries, Inc.*^	1,900,339
36,830	Axcelis Technologies, Inc.*^	655,574
79,898	Brooks Automation, Inc.^	2,091,730
32,471	Cabot Microelectronics Corp.	3,096,110
25,419	CEVA, Inc.*^	561,506
45,781	Cohu, Inc.^	735,701
44,454	Diodes, Inc.*^	1,434,086
22,722	DSP Group, Inc.*	254,486
84,190	FormFactor, Inc.*^	1,186,237
27,160	Ichor Holdings, Ltd.*^	442,708
66,425	Kopin Corp.*^	66,359
76,361	Kulicke & Soffa Industries, Inc.^	1,547,837
70,982	MaxLinear, Inc., Class A*^	1,249,283
27,424	Nanometrics, Inc.*^	749,498

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
32,133	PDF Solutions, Inc.*^	$270,881
76,407	Photronics, Inc.*^	739,620
33,243	Power Integrations, Inc.^	2,027,158
121,041	Rambus, Inc.*^	928,384
36,554	Rudolph Technologies, Inc.*	748,260
74,922	Semtech Corp.*^	3,436,673
14,090	SMART Global Holdings, Inc.*^	418,473
48,371	Solaredge Technologies, Inc.*^	1,697,822
43,617	Ultra Clean Holdings, Inc.*^	369,436
56,283	Veeco Instruments, Inc.*^	417,057
55,840	Xperi Corp.^	1,026,898

		28,052,116

Software (2.5%):
105,612	8x8, Inc.*	1,905,240
19,781	Agilysys, Inc.*	283,660
39,406	Alarm.com Holding, Inc.*^	2,043,989
41,531	Bottomline Technologies, Inc.*	1,993,488
25,678	Ebix, Inc.^	1,092,856
65,443	LivePerson, Inc.*^	1,234,255
10,727	MicroStrategy, Inc., Class A*	1,370,374
48,638	Monotype Imaging Holdings, Inc.^	754,862
34,973	OneSpan, Inc.*^	452,900
50,996	Progress Software Corp.	1,809,848
37,978	Qualys, Inc.*^	2,838,476
19,734	SPS Commerce, Inc.*	1,625,687
140,858	TiVo Corp.^	1,325,474

		18,731,109

Specialty Retail (4.1%):
75,832	Abercrombie & Fitch Co., Class A^	1,520,432
23,035	Asbury Automotive Group, Inc.*^	1,535,513
196,287	Ascena Retail Group, Inc.*^	492,680
39,564	Barnes & Noble Education, Inc.*	158,652
65,249	Barnes & Noble, Inc.^	462,615
48,684	Caleres, Inc.^	1,354,876
26,250	Cato Corp., Class A^	374,588
142,160	Chico’s FAS, Inc.^	798,939
18,554	Children’s Place Retail Stores, Inc. (The)^	1,671,530
77,163	DSW, Inc., Class A^	1,905,926
84,185	Express, Inc.*^	430,185
39,456	Francesca’s Holdings Corp.*^	38,304
114,865	GameStop Corp., Class A^	1,449,596
22,859	Genesco, Inc.*^	1,012,654
21,469	Group 1 Automotive, Inc.^	1,131,846
64,206	Guess?, Inc.^	1,333,559
20,990	Haverty Furniture Cos., Inc.^	394,192
21,558	Hibbett Sports, Inc.*^	308,279
18,156	Kirkland’s, Inc.*^	173,027
26,366	Lithia Motors, Inc., Class A^	2,012,517
32,987	Lumber Liquidators Holdings, Inc.*^	314,036
25,472	MarineMax, Inc.*^	466,392
37,120	Monro Muffler Brake, Inc.^	2,552,000
626,414	Office Depot, Inc.	1,616,148
50,526	Rent-A-Center, Inc.*	818,016
21,180	Restoration Hardware, Inc.*^	2,537,788
11,698	Shoe Carnival, Inc.^	392,000
37,682	Sleep Number Corp.*^	1,195,650

See accompanying notes to the financial statements.

9

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
26,446	Sonic Automotive, Inc., Class A^	$363,897
56,045	Tailored Brands, Inc.^	764,454
32,311	The Buckle, Inc.^	624,895
43,901	The Tile Shop Holdings, Inc.^	240,577
18,015	Vitamin Shoppe, Inc.*^	85,391
21,297	Zumiez, Inc.*^	408,263

		30,939,417

Technology Hardware, Storage & Peripherals (0.5%):
128,982	3D Systems Corp.*^	1,311,746
45,858	Cray, Inc.*^	990,074
86,734	Diebold, Inc.^	215,968
50,357	Electronics for Imaging, Inc.*^	1,248,854

		3,766,642

Textiles, Apparel & Luxury Goods (1.7%):
77,307	Crocs, Inc.*^	2,008,436
51,495	Fossil Group, Inc.*^	810,016
47,390	G-III Apparel Group, Ltd.*^	1,321,707
18,803	Movado Group, Inc.	594,551
19,212	Oxford Industries, Inc.^	1,364,820
90,193	Steven Madden, Ltd.^	2,729,241
16,693	Unifi, Inc.*^	381,268
24,478	Vera Bradley, Inc.*^	209,776
107,487	Wolverine World Wide, Inc.	3,427,761

		12,847,576

Thrifts & Mortgage Finance (1.7%):
64,465	Axos Financial, Inc.*^	1,623,229
35,939	Dime Community Bancshares^	610,244
33,275	Flagstar Bancorp, Inc.*	878,460
31,391	HomeStreet, Inc.*	666,431
31,209	Meta Financial Group, Inc.	605,143
74,387	NMI Holdings, Inc., Class A*^	1,327,808
54,886	Northfield Bancorp, Inc.^	743,705
117,089	Northwest Bancshares, Inc.^	1,983,488
44,343	Oritani Financial Corp.^	654,059
69,964	Provident Financial Services, Inc.^	1,688,231
109,419	TrustCo Bank Corp.	750,614
32,574	Wawlker & Dunlop, Inc.^	1,408,826

		12,940,238

Tobacco (0.2%):
28,275	Universal Corp.	1,531,091

Trading Companies & Distributors (0.7%):
43,659	Applied Industrial Technologies, Inc.	2,354,966
17,821	DXP Enterprises, Inc.*	496,137
31,610	Kaman Corp., Class A^	1,773,005
12,924	Veritiv Corp.*	322,712

		4,946,820

Water Utilities (0.7%):
41,480	American States Water Co.^	2,780,820
54,455	California Water Service Group^	2,595,325

		5,376,145

Wireless Telecommunication Services (0.0%)†:
19,901	Spok Holdings, Inc.	263,887

Total Common Stocks (Cost $702,642,922)		751,873,311

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Right (0.0%)†:
Chemicals (0.0%)†:
34,578	Schulman, Inc. CVR, Expires on 12/31/49*(a)	$49,533

Total Right (Cost $—)		49,533

Unaffiliated Investment Company (0.4%):
3,123,293	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 2.20%(b)	3,123,293

Total Unaffiliated Investment Company (Cost $3,123,293)		3,123,293

Short-Term Securities Held as Collateral for Securities on Loan (27.3%)(c)
Floating Rate Notes (13.9%)
1,462,000	Australia & New Zealand Banking Group, 2.65%, 8/23/19	1,462,000
2,924,000	Australia & New Zealand Banking Group, 2.54%, 9/5/19	2,924,000
1,750,000	Bank of America NA, 2.66%, 1/14/19	1,750,000
1,780,000	Bank of America NA, 2.67%, 5/8/19	1,780,000
1,499,000	Bank of Montreal, 2.75%, 11/1/19	1,499,000
2,100,000	Bank of Montreal, 2.90%, 12/23/19	2,100,000
2,310,000	Bank of Nova Scotia, 2.80%, 5/24/19	2,310,000
1,555,000	Bedford Row Funding, 2.53%, 2/7/19	1,555,000
1,453,000	Bedford Row Funding, 2.82%, 5/23/19	1,453,000
1,500,000	Berkshire Hathaway Finance, 2.37%, 1/11/19	1,500,127
1,426,000	BNP Paribas, 2.63%, 3/18/19	1,426,000
1,522,000	BNP Paribas, 2.63%, 3/18/19	1,522,000
2,459,000	BNP Paribas, 2.79%, 5/21/19	2,459,000
1,693,000	Collateralized Commercial Paper Program Co. LLC, 2.78%, 2/26/19	1,693,000
1,356,000	Collateralized Commercial Paper Program Co. LLC, 2.74%, 4/26/19	1,356,000
1,833,000	Commonwealth Bank of Australia, 2.73%, 1/24/19	1,833,000
1,700,000	Commonwealth Bank of Australia, 2.68%, 3/1/19	1,700,000
2,914,000	Commonwealth Bank of Australia, 3.00%, 3/18/19	2,914,000
1,800,000	Cooperatieve Rabobank UA, 2.68%, 5/7/19	1,800,000
2,705,000	Credit Agricole CIB, 2.55%, 2/11/19	2,705,000
2,240,000	Credit Agricole CIB, 2.68%, 6/7/19	2,240,000
2,300,000	Credit Industriel et Commercial, 2.66%, 6/4/19	2,300,000
2,524,000	Credit Suisse AG, 2.65%, 5/7/19	2,524,000
2,100,000	Credit Suisse AG, 2.87%, 6/28/19	2,100,000
1,448,000	HSBC Bank USA NA, 2.76%, 3/8/19	1,448,000
1,310,000	Ing (US) Funding LLC, 2.53%, 6/3/19	1,310,000
2,267,000	Lloyds Bank plc, 2.67%, 5/8/19	2,267,000
2,300,000	Mitsubishi UFJ Trust and Banking Corp., 2.63%, 1/11/19	2,300,000
1,400,000	Mitsubishi UFJ Trust and Banking Corp., 2.69%, 1/17/19	1,400,000
2,336,000	Mizuho Bank, Ltd., 2.82%, 5/28/19	2,336,000
2,200,000	National Bank of Canada, 2.60%, 1/7/19	2,200,000
2,000,000	Natixis SA, 2.59%, 2/11/19	2,000,000
2,500,000	Nordea Bank Abp, 2.98%, 3/14/19	2,500,000
1,730,000	Nordea Bank Abp, 2.50%, 4/1/19	1,729,995
1,778,000	Oversea-Chinese Banking Corp., Ltd., 2.60%, 4/10/19	1,778,000
1,864,000	Oversea-Chinese Banking Corp., Ltd., 2.51%, 9/4/19	1,864,000

See accompanying notes to the financial statements.

10

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Short-Term Securities Held as Collateral for Securities on Loan, continued
Floating Rate Notes, continued
2,270,000	Royal Bank of Canada, 2.72%, 5/3/19	$2,270,000
2,000,000	Skandinaviska Enskilda Banken AB, 2.81%, 6/6/19	2,000,000
2,600,000	Societe Generale SA, 2.63%, 1/7/19	2,600,000
2,683,000	Societe Generale SA, 2.58%, 2/11/19	2,683,000
2,367,000	Sumitomo Mitsui Banking Corp., 2.65%, 5/2/19	2,367,000
2,200,000	Sumitomo Mitsui Trust Bank, Ltd., 2.81%, 5/28/19	2,200,000
1,944,000	Svenska Handelsbanken AB, 2.71%, 1/23/19	1,944,000
2,400,000	Swedbank AB, 2.69%, 1/30/19	2,399,981
1,400,000	Swedbank AB, 2.70%, 2/25/19	1,400,000
2,078,000	Toronto-Dominion Bank (New York), 2.84%, 9/4/19	2,078,000
2,000,000	Toyota Motor Credit Corp., 2.66%, 7/29/19	2,000,000
1,920,000	UBS AG, 2.77%, 8/9/19	1,920,000
1,800,000	US Bank NA, 2.58%, 5/13/19	1,800,000
2,500,000	Wells Fargo Bank NA, 2.61%, 1/7/19	2,500,000
2,400,000	Westpac Banking Corp., 2.78%, 5/24/19	2,400,092
2,541,000	Westpac Banking Corp., 2.81%, 5/29/19	2,541,000

		105,141,195

Repurchase Agreements (8.1%)
7,164,596	BNP Paribas SA, 2.54%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $7,165,607, Collateralized by U.S. Treasury Obligations and Corporate Debt Securities, 0.00% - 7.55%, 1/17/19 - 9/15/56, fair value of $7,481,457	7,164,596

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Short-Term Securities Held as Collateral for Securities on Loan, continued
Repurchase Agreements, continued
45,000,000	NBC Global Finance, Ltd., 2.55%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $45,006,375, Collateralized by U.S. Treasury Obligations, 0.00% - 4.63%, 4/15/20 - 9/9/49, fair value of $45,899,880	$45,000,000
8,980,478	RBC Capital Markets LLC, 3.00%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $8,981,975, Collateralized by U.S. Government Agency Obligations, 2.21% - 6.50%, 2/1/20 - 11/1/48, fair value of $9,160,088	8,980,478

		61,145,074

Time Deposits (0.4%)
2,800,000	Societe Generale SA, 2.40%, 1/2/19	2,800,000

Miscellaneous Investments (4.9%)
36,562,247	Short-Term Investments(d)	36,562,247

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $205,648,516)		205,648,516

Total Investment Securities (Cost $911,414,731) — 127.4%(e)		960,694,653
Net other assets (liabilities) — (27.4)%		(206,151,671)

Net Assets — 100.0%		$754,542,982

Percentages indicated are based on net assets as of December 31, 2018.

CVR—Contingency Valued Rights

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2018. The total value of securities on loan as of December 31, 2018, was $201,156,280.

+	Affiliated Securities

†	Represents less than 0.05%.

(a)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2018. The total of all such securities represent 0.01% of the net assets of the fund.

(b)	The rate represents the effective yield at December 31, 2018.

(c)

Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(d)

Represents various short-term investments purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $136,600 has been segregated to cover margin requirements for the following open contracts as of December 31, 2018:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)

Russell 2000 Mini Index March Futures (U.S. Dollar)	3/15/19	38	$2,563,100	$(18,725)

				$(18,725)

See accompanying notes to the financial statements.

11

AZL Small Cap Stock Index Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investment securities, at cost	$910,290,816
Investments in affiliates, at cost	1,123,915

Investment securities, at value(a)	$959,422,665
Investments in affiliates, at value	1,271,988
Cash	381
Segregated cash for collateral	136,600
Interest and dividends receivable	1,050,259
Receivable for capital shares issued	184,522
Receivable for investments sold	83,000
Receivable for variation margin on futures contracts	22,765
Reclaims receivable	5
Prepaid expenses	9,958

Total Assets	962,182,143

Liabilities:
Payable for investments purchased	1,553,677
Payable for capital shares redeemed	14,123
Payable for collateral received on loaned securities	205,648,516
Manager fees payable	173,954
Administration fees payable	6,478
Distribution fees payable	158,104
Custodian fees payable	3,014
Administrative and compliance services fees payable	2,813
Transfer agent fees payable	967
Trustee fees payable	1,077
Other accrued liabilities	76,438

Total Liabilities	207,639,161

Net Assets	$754,542,982

Net Assets Consist of:
Paid in capital	$622,901,700
Total distributable earnings	131,641,282

Net Assets	$754,542,982

Class 1
Net Assets	$41,285,150
Shares of beneficial interest (unlimited number of shares authorized, no par value)	4,460,379
Net Asset Value (offering and redemption price per share)	$9.26

Class 2
Net Assets	$713,257,832
Shares of beneficial interest (unlimited number of shares authorized, no par value)	58,593,184
Net Asset Value (offering and redemption price per share)	$12.17

(a)	Includes securities on loan of $201,156,280.

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends from non-affiliates	$12,422,747
Dividends from affiliates	128,505
Interest	7,244
Income from securities lending	1,199,361
Foreign withholding tax	(1,920)

Total Investment Income	13,755,937

Expenses:
Manager fees	2,376,720
Administration fees	225,985
Distribution fees — Class 2	2,155,912
Custodian fees	40,054
Administrative and compliance services fees	14,741
Transfer agent fees	11,209
Trustee fees	47,762
Professional fees	42,791
Shareholder reports	30,258
Other expenses	205,582

Total expenses	5,151,014

Net Investment Income/(Loss)	8,604,923

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	82,053,715
Net realized gains/(losses) on affiliated investments	15,940
Net realized gains/(losses) on futures contracts	(2,164,559)
Change in net unrealized appreciation/depreciation on securities	(159,996,241)
Change in net unrealized appreciation/depreciation on affiliated securities	148,073
Change in net unrealized appreciation/depreciation on futures contracts	(94,614)

Net realized and Change in net unrealized gains/losses on investments	(80,037,686)

Change in Net Assets Resulting From Operations	$(71,432,763)

See accompanying notes to the financial statements.

12

AZL Small Cap Stock Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$8,604,923	$8,778,314
Net realized gains/(losses) on investments	79,905,096	86,882,247
Change in unrealized appreciation/depreciation on investments	(159,942,782)	11,443,264

Change in net assets resulting from operations	(71,432,763)	107,103,825

Distributions to Shareholders:(a)
Class 1	(6,592,781)	(4,772,048)
Class 2	(86,898,788)	(59,817,876)

Change in net assets resulting from distributions to shareholders	(93,491,569)	(64,589,924)

Capital Transactions:
Class 1
Proceeds from shares issued	20,593	303,391
Proceeds from dividends reinvested	6,592,781	4,772,048
Value of shares redeemed	(8,576,640)	(8,056,628)

Total Class 1 Shares	(1,963,266)	(2,981,189)

Class 2
Proceeds from shares issued	55,470,879	33,009,724
Proceeds from dividends reinvested	86,898,788	59,817,876
Value of shares redeemed	(144,028,495)	(173,921,838)

Total Class 2 Shares	(1,658,828)	(81,094,238)

Change in net assets resulting from capital transactions	(3,622,094)	(84,075,427)

Change in net assets	(168,546,426)	(41,561,526)
Net Assets:(a)
Beginning of period	923,089,408	964,650,934

End of period	$754,542,982	$923,089,408

Share Transactions:
Class 1
Shares issued	1,696	25,960
Dividends reinvested	611,575	435,406
Shares redeemed	(716,338)	(702,379)

Total Class 1 Shares	(103,067)	(241,013)

Class 2
Shares issued	3,377,911	2,298,659
Dividends reinvested	6,123,946	4,281,881
Shares redeemed	(9,375,471)	(12,052,900)

Total Class 2 Shares	126,386	(5,472,360)

Change in shares	23,319	(5,713,373)

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in Notes to the Financial Statements.

See accompanying notes to the financial statements.

13

AZL Small Cap Stock Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2018	2017	2016*		2015	2014

Class 1

Net Asset Value, Beginning of Period	$11.68	$11.38	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.16	0.16	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	(0.93)	1.24	1.32

Total from Investment Activities	(0.77)	1.40	1.38

Distributions to Shareholders From:
Net Investment Income	(0.18)	(0.08)	—
Net Realized Gains	(1.47)	(1.02)	—

Total Dividends	(1.65)	(1.10)	—

Net Asset Value, End of Period	$9.26	$11.68	$11.38

Total Return(a)	(8.59)%	12.94%	13.80	%(b)

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$41,285	$53,319	$54,672
Net Investment Income/(Loss)(c)	1.17%	1.21%	1.46%
Expenses Before Reductions(c)(d)	0.33%	0.32%	0.32%
Expenses Net of Reductions(c)	0.33%	0.32%	0.32%
Portfolio Turnover Rate(e)	19%	16%	86	%(f)

Class 2

Net Asset Value, Beginning of Period	$14.88	$14.23	$13.49		$15.43	$15.65

Investment Activities:
Net Investment Income/(Loss)	0.15	0.15	0.07		0.19	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	(1.25)	1.59	3.06		(0.58)	0.65

Total from Investment Activities	(1.10)	1.74	3.13		(0.39)	0.77

Distributions to Shareholders From:
Net Investment Income	(0.14)	(0.07)	(0.16)		(0.17)	(0.09)
Net Realized Gains	(1.47)	(1.02)	(2.23)		(1.38)	(0.90)

Total Dividends	(1.61)	(1.09)	(2.39)		(1.55)	(0.99)

Net Asset Value, End of Period	$12.17	$14.88	$14.23		$13.49	$15.43

Total Return(a)	(8.93)%	12.75%	25.71%		(2.49)%	5.23%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$713,258	$869,770	$909,979		$276,006	$381,585
Net Investment Income/(Loss)	0.93%	0.96%	1.19%		0.96%	0.81%
Expenses Before Reductions(d)	0.58%	0.57%	0.58%		0.59%	0.59%
Expenses Net of Reductions	0.58%	0.57%	0.58%		0.59%	0.59%
Portfolio Turnover Rate(e)	19%	16%	86	%(f)	16%	14%

*	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

(f)

Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 86%.

See accompanying notes to the financial statements.

14

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 22 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Small Cap Stock Index Fund (the “Fund”), and 21 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

15

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2018

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2018 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested in short-term investments that have a remaining maturity of 397 days or less, similar to investments held in compliance with Rule 2a-7 under the 1940 Act. Included in short-term investments may be investments in overnight repurchase agreements that are collateralized at 102% with securities issued by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government, or other approved issuers. The securities purchased with cash collateral received are reflected in the Fund’s Schedule of Portfolio Investments under Short-Term Securities Held as Collateral for Securities on Loan. Short-term securities held as collateral for securities on loan are valued at amortized cost which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security. These are typically categorized as Level 2 in the fair value hierarchy, as defined in Note 4. Income earned on these investments is included in “Income from securities lending” on the Statement of Operations.

The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $117,621 during the year ended December 31, 2018. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $205,454,024 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2018. At December 31, 2018, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2018, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for these contracts was $8.4 million for the year ended December 31, 2018. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts" on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$18,725

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

16

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2018

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$(2,164,559)	$(94,614)

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017

Distributions to Shareholders:
From net investment income
Class 1	$(351,616)
Class 2	(4,019,299)
From net realized gains
Class 1	(4,420,432)
Class 2	(55,798,577)

Change in net assets resulting from distributions to shareholders	$(64,589,924)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2020.

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL Small Cap Stock Index Fund Class 1	0.26%	0.46%

AZL Small Cap Stock Index Fund Class 2	0.26%	0.71%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2018, there were no voluntary waivers.

17

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2018

At December 31, 2018, the following investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments:

	Fair Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value 12/31/2018	Shares as of 12/31/2018	Dividend Income

PennyMac Mortgage Investment Trust	$—	$1,345,543	$(237,568)	$15,940	$148,073	$1,271,988	68,313	$128,505

	$—	$1,345,543	$(237,568)	$15,940	$148,073	$1,271,988	68,313	$128,505

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $7,273 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

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AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2018

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$751,873,311	$—	$—	$751,873,311
Right	—	49,533	—	49,533
Short-Term Securities Held as Collateral for Securities on Loan	—	205,648,516	—	205,648,516
Unaffiliated Investment Company	3,123,293	—	—	3,123,293

Total Investment Securities	754,996,604	205,698,049	—	960,694,653

Other Financial Instruments:*
Futures Contracts	(18,725)	—	—	(18,725)

Total Investments	$754,977,879	$205,698,049	$—	$960,675,928

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Small Cap Stock Index Fund	$168,297,828	$247,522,389

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

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AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2018

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $917,495,200. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$140,496,569
Unrealized (depreciation)	(97,297,116)

Net unrealized appreciation/(depreciation)	$43,199,453

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Small Cap Stock Index Fund	$35,593,192	$57,898,377	$93,491,569

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Small Cap Stock Index Fund	$16,810,431	$47,779,493	$64,589,924

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Small Cap Stock Index Fund	$9,691,796	$78,750,033	$—	$43,199,453	$131,641,282

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had an individual shareholder account which are affiliated with the Manager representing ownership in excess of 60% of the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Small Cap Stock Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Small Cap Stock Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, 19.93% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2018, the Fund declared net short-term capital gain distributions of $27,280,305.

During the year ended December 31, 2018, the Fund declared net long-term capital gain distributions of $57,898,378.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Agreements were approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the

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Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the one-year period ended June 30, 2018, eight Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2018, 10 Funds were in the top 40%, three were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2018, five Funds were in the top 40%, three were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, the AZL Russell 1000 Value Index Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund, respectively, on September 12, 2018, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers.

For the AZL Russell 1000 Value Index Fund, the Board understood that the peer groups utilized for performance ranking by Lipper include both active and passive funds. The Board also understood that an index fund’s performance generally should be judged based upon how closely the Fund’s performance matches the performance of the Fund’s benchmark index. The Board quarterly receives information regarding index attribution (performance versus benchmark index) for the AZL Russell 1000 Value Index Fund, and the Board found the performance of the Fund by that measure to be satisfactory. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 22 Funds reviewed by the Board in the fall of 2018, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 22 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); (2) for the AZL BlackRock Global Allocation Fund, the AZL Enhanced Bond Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, although the management fee ranked below the 65th percentile, the Manager proposed increasing the temporary management fee waiver by one basis point due to lower subadvisory fees negotiated by the Manager; and (4) for the AZL Russell 1000 Value Index Fund, the AZL Russell 1000 Growth Fund, and the AZL MetWest Total Return Bond Fund, the Manager recommended increasing a temporary management fee waiver by one basis point for the Russell Funds and by five basis points for the MetWest Fund. Increasing the temporary management fee waivers effectively decreases the management fee paid by a fund.

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The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2017, were approximately $17.4 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for four Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

26

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

27

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

28

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.
ANNRPT1218 2/19

AZL® T. Rowe Price Capital Appreciation Fund

Annual Report

December 31, 2018

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® T. Rowe Price Capital Appreciation Fund (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® T. Rowe Price Capital Appreciation Fund and T. Rowe Price Associates, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2018?

For the year ended December 31, 2018, the AZL® T. Rowe Price Capital Appreciation Fund (the “Fund”) returned 0.38%. That compared to a -4.38%, 0.01% and -2.26% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Moderate Composite Index1, respectively.

U.S. stocks declined in 2018. It was the worst year for the U.S. equity market since 2008. Stocks actually rose for much of the year, though the advance was somewhat sluggish. Market volatility was elevated through 2018, thanks partly to rising interest rates: The Federal Reserve Board (the Fed) continued its normalization of monetary policy, with four short-term interest rate hikes in 2018.

While most major U.S. stock indexes reached all-time highs around the end of the third quarter of 2018, equities plunged in the final months of the year. Several indexes were in bear market territory—down at least 20% from recent highs—by the end of the year. Stocks fell sharply due to multiple factors including: expectations of additional interest rate increases from the Fed in 2019; expectations of slowing corporate earnings growth in 2019, as tailwinds from the late-2017 tax reform that boosted corporate earnings in 2018 subside; signs of slowing economic growth in different parts of the world; and increased U.S.-China tensions.

The equity portion of the Fund strongly outperformed the S&P 500 Index. The portfolio’s fixed income holdings posted a slightly negative return during the 12-month period, modestly underperforming the Bloomberg Barclays U.S. Aggregate Bond Index. Within equities, the utilities sector contributed the most to relative performance driven by both an overweight position and stock selection. The information technology sector also contributed to relative results due to stock selection decisions. On the downside, the consumer discretionary sector detracted from relative performance due to stock selection effects.*

The Fund’s above-benchmark exposure to high-yield securities within its fixed income holdings weighed on performance relative to its fixed income benchmark. The portfolio’s underweight to U.S. Treasuries also detracted from relative results as Treasuries outperformed other components of the Bloomberg Barclays U.S. Aggregate Bond Index.*

Overall, the Fund’s exposure to equities increased compared to the beginning of the reporting period. The Fund opportunistically added to several names in the utilities and industrials sectors that offer attractive long-term risk/return profiles. The Fund also trimmed select names that had performed well in the healthcare sector.*

The Fund’s overall weighting in fixed income increased during the year, as the subadviser added to bank loans and select high-quality shorter duration investment-grade bonds. Late in the year, the Fund added to select high-yield and investment-grade bonds amid wider credit spreads.*

The Fund maintained exposure to covered call options—a type of derivative that provided downside protection for the portfolio while offering the benefits of owning a stock, such as dividends and capital appreciation, so long as the stock remains below the option strike price. The Fund’s covered call strategy made a modestly positive contribution to the Fund’s return. The Fund held rights at various points during the period to buy stocks at a predetermined price in the future, generating minimal exposure.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2018.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® T. Rowe Price Capital Appreciation Fund (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important intermediate-term objective. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 50% of its net assets in the common stock of established U.S. Companies that have above-average potential for capital growth. The remaining assets are generally invested in convertible securities, corporate and government debt, bank loans, and foreign securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near future, which may increase the Fund’s exposure to risks related to rising rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.
For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2018

	1 Year	3 Year	5 Year	10 Year
AZL® T. Rowe Price Capital Appreciation Fund	0.38%	7.59%	7.90%	11.69%
S&P 500 Index	-4.38%	9.26%	8.49%	13.12%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.06%	2.52%	3.48%
Moderate Composite Index	-2.26%	6.52%	6.22%	9.48%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® T. Rowe Price Capital Appreciation Fund	1.08%

The above expense ratio is based on the current Fund prospectus dated May 1, 2018. The Manager voluntarily reduced the management fee to 0.70% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses such as interest expense and acquired fund fees and expenses, to 1.20% through April 30, 2020. Additional information pertaining to the December 31, 2018 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 1.05%.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Moderate Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) of the S&P 500 and (40%) of the Bloomberg Barclays U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL T. Rowe Price Capital Appreciation Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL T. Rowe Price Capital Appreciation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL T. Rowe Price Capital Appreciation Fund	$1,000.00	$980.40	$4.99	1.00%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period 7/1/18 - 12/31/18*	Annualized Expense Ratio During Period 7/1/18 - 12/31/18

AZL T. Rowe Price Capital Appreciation Fund	$1,000.00	$1,020.16	$5.09	1.00%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Common Stocks	67.2%

Corporate Bonds	18.6

Short-Term Securities Held as Collateral for Securities on Loan	8.3

Yankee Dollars	3.3

Preferred Stocks	2.9

Bank Loans	2.5

U.S. Treasury Obligations	2.2

Convertible Preferred Stocks	1.5

Money Markets	1.5

Asset Backed Securities	0.3

Total Investment Securities	108.3

Net other assets (liabilities)	(8.3)

Net Assets	100.0%

3

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2018

Shares		Fair Value
Common Stocks (67.2%):
Auto Components (2.2%):
143,848	Aptiv plc	$8,856,721
63,297	Lear Corp.	7,776,669
173,861	Magna International, Inc., ADR^	7,901,982

		24,535,372

Banks (1.4%):
128,445	PNC Financial Services Group, Inc.	15,016,505

Beverages (0.4%):
150,418	Keurig Dr Pepper, Inc.^	3,856,718

Capital Markets (2.9%):
136,814	Intercontinental Exchange, Inc.	10,306,199
123,347	S&P Global, Inc.	20,961,589

		31,267,788

Commercial Services & Supplies (1.9%):
110,270	Republic Services, Inc., Class A	7,949,364
171,857	Waste Connections, Inc.	12,760,383

		20,709,747

Electric Utilities (4.1%):
178,532	American Electric Power Co., Inc.	13,343,483
70,170	Duke Energy Corp.	6,055,671
88,655	Eversource Energy	5,766,121
38,348	NextEra Energy, Inc.	6,665,649
245,446	Xcel Energy, Inc.	12,093,124

		43,924,048

Electronic Equipment, Instruments & Components (1.2%):
173,468	TE Connectivity, Ltd.	13,119,385

Equity Real Estate Investment Trusts (1.2%):
85,036	American Tower Corp.	13,451,845

Health Care Equipment & Supplies (6.5%):
184,248	Abbott Laboratories	13,326,658
107,748	Becton, Dickinson & Co.	24,277,779
313,304	Danaher Corp.	32,307,909

		69,912,346

Health Care Providers & Services (3.0%):
49,800	Anthem, Inc.	13,078,974
79,400	UnitedHealth Group, Inc.	19,780,128

		32,859,102

Hotels, Restaurants & Leisure (1.2%):
36,078	McDonald’s Corp.	6,406,370
70,450	Yum! Brands, Inc.	6,475,764

		12,882,134

Industrial Conglomerates (3.1%):
2,267,502	General Electric Co.	17,164,990
60,642	Roper Industries, Inc.	16,162,306

		33,327,296

Insurance (3.5%):
471,505	Marsh & McLennan Cos., Inc.	37,602,524

Interactive Media & Services (3.9%):
4,923	Alphabet, Inc., Class A*	5,144,338
21,088	Alphabet, Inc., Class C*	21,838,944
116,900	Facebook, Inc., Class A*	15,324,421

		42,307,703

Internet & Direct Marketing Retail (3.5%):
20,234	Amazon.com, Inc.*	30,390,861

Shares		Fair Value
Common Stocks, continued
Internet & Direct Marketing Retail, continued
4,200	Booking Holdings, Inc.*	$7,234,164

		37,625,025

IT Services (7.9%):
259,230	Fidelity National Information Services, Inc.	26,584,037
364,488	Fiserv, Inc.*	26,786,223
21,585	MasterCard, Inc., Class A	4,072,010
209,156	Visa, Inc., Class A^	27,596,042

		85,038,312

Life Sciences Tools & Services (5.5%):
439,025	PerkinElmer, Inc.^	34,485,413
110,849	Thermo Fisher Scientific, Inc.	24,806,898

		59,292,311

Machinery (1.8%):
285,872	Fortive Corp.	19,342,100

Multi-Utilities (2.1%):
61,491	DTE Energy Co.	6,782,457
612,897	NiSource, Inc.^	15,536,939

		22,319,396

Oil, Gas & Consumable Fuels (1.1%):
44,000	Concho Resources, Inc.*	4,522,760
320,951	Enterprise Products Partners LP	7,892,185

		12,414,945

Professional Services (1.0%):
121,108	Equifax, Inc.	11,278,788

Semiconductors & Semiconductor Equipment (3.4%):
259,792	Maxim Integrated Products, Inc.	13,210,423
245,829	Texas Instruments, Inc.	23,230,841

		36,441,264

Software (4.0%):
42,278	Intuit, Inc.	8,322,424
338,000	Microsoft Corp.	34,330,660

		42,653,084

Technology Hardware, Storage & Peripherals (0.4%):
27,000	Apple, Inc.	4,258,980

Total Common Stocks (Cost $657,056,793)		725,436,718

Preferred Stocks (3.2%):
Banks (0.4%):
100,000	JPMorgan Chase & Co., Series D, 5.75%, 3/3/19	2,503,000
75,000	U.S. Bancorp, Series K, 5.50%, 4/15/19^	1,851,750
7,099	U.S. Bancorp, Series F, 6.50%, 4/15/19	187,982

		4,542,732

Capital Markets (0.1%):
55,900	Charles Schwab Corp. (The), Series C, 6.00%, 3/3/19	1,419,301
3,600	Charles Schwab Corp. (The), Series D, 5.95%, 3/3/19	90,000
3,456	State Street Corp., Series E, 6.00%, 3/17/19	86,953

		1,596,254

Electric Utilities (0.6%):
30,000	Alabama Power Co., Series A, 5.00%, 4/1/19^	712,200
100,000	Duke Energy Corp., 5.63%, 3/15/19	2,380,000

See accompanying notes to the financial statements.

4

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Preferred Stocks, continued
Electric Utilities, continued
2,130	SCE Trust II, 1.06%, Callable 3/20/19 @ 25	$41,066
23,272	SCE Trust III, Series H, 0.99%, Callable 3/15/24 @ 25	538,514
107,700	SCE Trust IV, Series J, 5.38%, 3/15/19	2,186,310
18,000	SCE Trust V, Series K, 5.45%, 3/15/19	375,840
25,000	SCE Trust VI, 5.00%, 3/15/19	454,750

		6,688,680

Health Care Equipment & Supplies (1.0%):
187,869	Becton Dickinson and Co., Series A, 6.13%, 2/1/19	10,834,405

Machinery (0.3%):
3,209	Fortive Corp., Series A, 5.00%, 4/2/19	2,909,183

Multi-Utilities (0.8%):
150,000	CMS Energy Corp., 5.88%, 4/15/19	3,609,000
100,000	DTE Energy Co., Series E, 5.25%, 3/1/19	2,225,000
100,000	NiSource, Inc., Series B, 6.50%, 3/15/19	2,504,000

		8,338,000

Total Preferred Stocks (Cost $30,871,692)		31,312,774

Convertible Preferred Stocks (1.5%):
Banks (1.4%):
11,763	Wells Fargo & Co., Series L, Class A, 0.13%, 3/17/19	14,844,553

Electric Utilities (0.1%):
19,115	Nextra Energy, Inc., 7.50%, 3/1/19^	1,101,789

Total Convertible Preferred Stocks (Cost $15,888,082)		15,946,342

Asset Backed Securities (0.3%):
1,383,050	Dominos Pizza Master Issuer LLC, Class A2I, Series 2018-1A, 4.12%, 7/25/48, Callable 10/25/22 @ 100(a)	1,364,476

1,457,550	Domino’s Pizza Master Issuer LLC, Class A23, Series 2018-1A, 4.12%, 7/25/47, Callable 7/25/24 @ 100(a)	1,428,064

922,680	Wendy’s Funding LLC, Class A2I, Series 2018-1A, 3.57%, 3/15/48, Callable 3/15/22 @ 100(a)	884,241

Total Asset Backed Securities (Cost $3,726,124)		3,676,781

Bank Loans (2.5%):
Airlines (0.1%):
$1,250,000	Delta 2 Lux Sarl, 2.50%, 2/1/24	1,179,163

Chemicals (0.3%):
653,227	H.B. Fuller Co. Term Loan B1, 4.47% (US LIBOR+200bps), 10/20/24, Callable 2/6/19 @ 100	613,054
2,661,349	Kronos, Inc./ M.A. Term Loan B-1, 5.82% (US LIBOR+300bps), 11/1/23, Callable 2/6/19 @ 100	2,523,837

		3,136,891

Diversified Telecommunication Services (0.2%):
700,000	Zayo Group LLC Term Loan B1-1, 4.52% (LIBOR+0bps), 1/19/21, Callable 2/6/19 @ 100	668,752
1,250,000	Zayo Group LLC Term Loan B2-1, 4.77% (LIBOR+225bps), 1/19/24, Callable 2/6/19 @ 100	1,194,200

		1,862,952

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Bank Loans, continued
Health Care Providers & Services (0.1%):
$974,058	NVA Holdings, Inc. Term Loan B3-1, 5.37% (LIBOR+275bps), 2/2/25, Callable 2/6/19 @ 100	$915,614

Health Care Technology (0.2%):
2,536,188	Change Healthcare Holdings LLC Term Loan B1, 5.49% (LIBOR+275bps), 3/1/24, Callable 2/6/19 @ 100	2,399,867

Hotels, Restaurants & Leisure (0.0%)†:
260,000	Subcom TL 1l Bankdebt, 8.59% (LIBOR+0bps) 11/2/25, Callable 2/6/19 @ 101	249,275

Insurance (0.8%):
8,661,475	HUB International, Ltd., 5.23% (LIBOR+275bps), 4/25/25, Callable 2/6/19 @ 100	8,160,755

IT Services (0.4%):
4,145,000	Refinitiv US Holdings, Inc. Term Loan B-1, 6.56% (LIBOR+0bps), 10/1/25, Callable 2/6/19 @ 101	3,937,750
712,250	Vantiv LLC Term Loan A4-1, 3.94% (LIBOR+150bps), 1/16/23	698,361

		4,636,111

Oil, Gas & Consumable Fuels (0.1%):
1,727,472	Eagleclaw Midstream Term Loan 1, 7.06% (LIBOR+425bps), 6/24/24, Callable 2/6/19 @ 100	1,608,708

Pharmaceuticals (0.0%)†:
77,758	Prestige Brands, Inc. Term Loan B5-1, 4.82% (LIBOR+200bps), 1/26/24, Callable 2/6/19 @ 100	74,675

Professional Services (0.2%):
222,337	Institutional Shareholder Services, Inc. Term Loan 1, 6.55% (LIBOR+375bps), 10/16/24, Callable 2/6/19 @ 100	216,223
20,315	Institutional Shareholder Services, Inc. Term Loan DD-1, 6.55% (LIBOR+375bps), 10/16/24(b)	19,756
1,701,450	Trans Union LLC Term Loan A2-1, 4.54% (US LIBOR+175bps), 6/19/25	1,637,646

		1,873,625

Software (0.1%):
1,240,292	CCC Information Services, Inc. Term Loan B1, 5.52% (LIBOR+300bps), 4/26/24, Callable 2/6/19 @ 100	1,175,177

Total Bank Loans (Cost $28,711,439)		27,272,813

Corporate Bonds (18.3%):
Aerospace & Defense (0.2%):
1,730,000	Northrop Grumman Corp., 2.55%, 10/15/22, Callable 9/15/22 @ 100	1,674,039

Airlines (0.0%)†:
276,472	U.S. Airways 2010-1A PTT, Series A, 6.25%, 10/22/24	292,038

Banks (0.3%):
2,145,000	PNC Financial Services, Series S, 5.00% (US0003M+330 bps), 12/31/49, Callable 11/1/26 @ 100^	1,973,400
875,000	US BanCorp, 5.30% (US0003M+291 bps), Callable 4/15/27 @ 100	822,500

		2,795,900

See accompanying notes to the financial statements.

5

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Beverages (0.2%):
$215,000	Anheuser-Busch InBev NV, 2.65%, 2/1/21, Callable 1/1/21 @ 100	$211,430
930,000	Anheuser-Busch InBev NV, 3.82% (US0003M+126 bps), 2/1/21	935,092
625,000	Anheuser-Busch InBev NV, 3.30%, 2/1/23, Callable 12/1/22 @ 100	607,718

		1,754,240

Building Products (0.0%)†:
280,000	Lennox International, Inc., 3.00%, 11/15/23, Callable 9/15/23 @ 100	263,483

Capital Markets (0.8%):
1,865,000	Bank of New York Mellon Corp. (The), Series E, 4.95% (US0003M+342 bps), Callable 6/20/20 @ 100^	1,818,375
1,060,000	Bank of New York Mellon Corp. (The), 4.62% (US0003M+313 bps), 12/29/49, Callable 9/20/26 @ 100	950,025
2,025,000	Moody’s Corp., 4.25%, 2/1/29, Callable 11/1/28 @ 100	2,062,438
1,355,000	State Street Corp., Series F, 5.25% (US0003M+360 bps), Callable 9/15/20 @ 100^	1,329,594
2,655,000	State Street Corp., Series H, 5.63% (US0003M+254 bps), 12/31/99, Callable 12/15/23 @ 100^	2,508,975

		8,669,407

Chemicals (0.1%):
570,000	Ecolab, Inc., 2.00%, 1/14/19	569,782

Commercial Services & Supplies (0.2%):
1,775,000	Aramark Services, Inc., 5.00%, 4/1/25, Callable 4/1/20 @ 103.75^(a)	1,735,062
685,000	Aramark Services, Inc., 5.00%, 2/1/28, Callable 2/1/23 @ 102.5^(a)	638,763

		2,373,825

Containers & Packaging (0.8%):
4,807,743	Beverage Packaging Holdings Luxemberg, 5.75%, 10/15/20, Callable 2/7/19 @ 100	4,795,724
826,491	Beverage Packaging Holdings Luxemberg, 6.88%, 2/15/21, Callable 2/7/19 @ 101.15	826,491
1,560,000	Reynolds Group Issuer, Inc., 5.94% (US0003M+350 bps), 7/15/21, Callable 2/7/19 @ 101^(a)	1,554,150
1,230,000	Reynolds Group Issuer, Inc., 5.13%, 7/15/23, Callable 7/15/19 @ 102.56(a)	1,171,575

		8,347,940

Diversified Financial Services (0.2%):
970,000	Level 3 Communications, Inc., 5.38%, 8/15/22, Callable 2/7/19 @ 101.34	951,066
1,310,000	Level 3 Financing, Inc., 5.63%, 2/1/23, Callable 2/7/19 @ 101.41	1,287,075

		2,238,141

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Diversified Telecommunication Services (0.6%):
$1,225,000	Verizon Communications, 3.13%, 3/16/22	$1,216,834
1,225,000	Verizon Communications, 3.79% (US0003M+100 bps), 3/16/22^	1,226,335
4,189,000	Zayo Group LLC /Zayo Capital, Inc., 5.75%, 1/15/27, Callable 1/15/22 @ 102.88^(a)	3,738,683

		6,181,852

Electric Utilities (1.0%):
230,000	American Electric Power Co., Inc., Series I, 3.65%, 12/1/21	231,727
840,000	American Electric Power Co., Inc., Series J, 4.30%, 12/1/28, Callable 9/1/28 @ 100	853,540
1,225,000	Edison International, 2.13%, 4/15/20	1,192,471
750,000	Eversource Energy, 2.75%, 3/15/22, Callable 2/15/22 @ 100	736,987
365,000	Eversource Energy, Series N, 3.80%, 12/1/23, Callable 11/1/23 @ 100	368,515
500,000	Eversource Energy, Series L, 2.90%, 10/1/24, Callable 8/1/24 @ 100	479,182
1,245,000	Eversource Energy, 3.30%, 1/15/28, Callable 10/15/27 @ 100	1,180,807
595,000	Eversource Energy, Series O, 4.25%, 4/1/29, Callable 1/1/29 @ 100	605,739
1,000,000	NSTAR Electric Co., 3.20%, 5/15/27, Callable 2/15/27 @ 100	974,742
610,000	Southern Co., 1.85%, 7/1/19	607,011
365,000	Virginia Electric & Power Co., Series A, 3.15%, 1/15/26, Callable 10/15/25 @ 100	352,485
855,000	Virginia Electric & Power Co., Series A, 3.50%, 3/15/27, Callable 12/15/26 @ 100	842,025
600,000	Wisconsin Public Service Corp., 3.35%, 11/21/21	605,857
980,000	Xcel Energy, Inc., 4.00%, 6/15/28, Callable 12/15/27 @ 100^	991,207

		10,022,295

Electronic Equipment, Instruments & Components (0.1%):
750,000	Amphenol Corp., 2.20%, 4/1/20	738,901
375,000	Amphenol Corp., 3.20%, 4/1/24, Callable 2/1/24 @ 100	363,615

		1,102,516

Entertainment (2.5%):
2,215,000	Netflix, Inc., 5.88%, 2/15/25	2,234,381
4,685,000	Netflix, Inc., 4.38%, 11/15/26^	4,251,638
8,498,000	Netflix, Inc., 4.88%, 4/15/28	7,754,424
8,400,000	Netflix, Inc., 5.88%, 11/15/28^(a)	8,162,279
5,530,000	Netflix, Inc., 6.38%, 5/15/29(a)	5,453,963

		27,856,685

Equity Real Estate Investment Trusts (1.0%):
1,420,000	American Tower Corp., Series J, 3.30%, 2/15/21, Callable 1/15/21 @ 100	1,411,855
155,000	Camden Property Trust, 4.10%, 10/15/28, Callable 7/15/28 @ 100^	156,924
2,530,000	Crown Castle International Corp., 4.88%, 4/15/22	2,603,328
3,895,000	Crown Castle International Corp., 5.25%, 1/15/23	4,044,660
2,495,000	SBA Communications Corp., 4.88%, 7/15/22, Callable 2/7/19 @ 102.44	2,451,338

		10,668,105

See accompanying notes to the financial statements.

6

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Food & Staples Retailing (0.0%)†:
$340,000	Kroger Co. (The), 2.00%, 1/15/19	$339,848

Food Products (0.6%):
645,000	B&G Foods, Inc., 4.63%, 6/1/21, Callable 2/7/19 @ 101.16^	628,875
510,000	Conagra Brands, Inc., 3.22% (US0003M+75 bps), 10/22/20, Callable 10/22/19 @ 100	508,567
1,110,000	Conagra Brands, Inc., 3.80%, 10/22/21^	1,110,391
4,220,000	Nestle Holdings, Inc., 3.10%, 9/24/21, Callable 8/24/21 @ 100^(a)	4,244,449

		6,492,282

Health Care Equipment & Supplies (0.7%):
706,000	Becton Dickinson & Co., 2.68%, 12/15/19	699,287
1,080,000	Becton Dickinson & Co., 3.77% (US0003M+103 bps), 6/6/22	1,058,661
1,690,000	Becton Dickinson & Co., 3.36%, 6/6/24, Callable 4/6/24 @ 100	1,623,205
1,340,000	Hologic, Inc., 4.38%, 10/15/25, Callable 10/15/20 @ 102.19^(a)	1,246,200
1,470,000	Medtronic plc, 2.50%, 3/15/20	1,462,474
905,000	Teleflex, Inc., 4.88%, 6/1/26, Callable 6/1/21 @ 102.44^	864,275
1,085,000	Teleflex, Inc., 4.63%, 11/15/27, Callable 11/15/22 @ 102.31	1,006,338

		7,960,440

Health Care Providers & Services (0.7%):
305,000	Fresenius Medical Care AG & Co. KGaA, 5.75%, 2/15/21(a)	314,150
1,185,000	HCA, Inc., 4.25%, 10/15/19	1,182,038
5,655,000	HCA, Inc., 6.50%, 2/15/20	5,796,375

		7,292,563

Hotels, Restaurants & Leisure (1.8%):
1,101,000	Cedar Fair, LP /Canada’s Wonderland Co. /Magnum Management Corp., 5.38%, 6/1/24, Callable 6/1/19 @ 102.69^	1,076,228
1,718,000	Cedar Fair, LP /Canada’s Wonderland Co. /Magnum Management Corp. /Millennium Op, 5.38%, 4/15/27, Callable 4/15/22 @ 102.69^	1,623,510
690,000	Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24, Callable 9/1/19 @ 102.13	652,050
1,075,000	KFC Holding Co. /Pizza Hut Holdings LLC /Taco Bell of America LLC, 5.00%, 6/1/24, Callable 6/1/19 @ 103.75^(a)	1,037,375
1,440,000	KFC Holding Co. /Pizza Hut Holdings LLC /Taco Bell of America LLC, 5.25%, 6/1/26, Callable 6/1/21 @ 102.63(a)	1,393,200
5,178,000	KFC Holding Co. /Pizza Hut Holdings LLC /Taco Bell of America LLC, 4.75%, 6/1/27, Callable 6/1/22 @ 102.38^(a)	4,815,539
525,000	Six Flags Entertainment Corp., 4.88%, 7/31/24, Callable 7/31/19 @ 103.66^(a)	494,813
190,000	Six Flags Entertainment Corp., 5.50%, 4/15/27, Callable 4/15/22 @ 102.75^(a)	179,075
540,000	Yum! Brands, Inc., 5.30%, 9/15/19	542,025

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Hotels, Restaurants & Leisure, continued
$1,585,000	Yum! Brands, Inc., 3.88%, 11/1/20, Callable 8/1/20 @ 100^	$1,553,300
3,569,000	Yum! Brands, Inc., 3.75%, 11/1/21, Callable 8/1/21 @ 100^	3,479,775
1,322,000	Yum! Brands, Inc., 3.88%, 11/1/23, Callable 8/1/23 @ 100	1,249,290
1,042,000	Yum! Brands, Inc., 6.88%, 11/15/37	1,021,160
1,824,000	Yum! Brands, Inc., 5.35%, 11/1/43, Callable 5/1/43 @ 100	1,513,920

		20,631,260

Household Products (0.1%):
750,000	Spectrum Brand, Inc., 6.63%, 11/15/22, Callable 2/7/19 @ 102.21^	759,375
350,000	Spectrum Brands, Inc., 6.13%, 12/15/24, Callable 12/15/19 @ 103.06	336,875

		1,096,250

Industrial Conglomerates (0.3%):
725,000	3M Co., 3.00%, 9/14/21, Callable 8/14/21 @ 100, MTN	730,859
1,220,000	Roper Technologies, Inc., 3.65%, 9/15/23, Callable 8/15/23 @ 100	1,220,884
1,100,000	Roper Technologies, Inc., 4.20%, 9/15/28, Callable 6/15/28 @ 100	1,089,041

		3,040,784

Insurance (0.1%):
530,000	Marsh & McLennan Cos., Inc., 2.35%, 3/6/20, Callable 2/6/20 @ 100	525,301
530,000	Marsh & McLennan Cos., Inc., 2.75%, 1/30/22, Callable 12/30/21 @ 100	519,473
200,000	Marsh & McLennan Cos., Inc., 3.30%, 3/14/23, Callable 1/14/23 @ 100	197,756

		1,242,530

Internet & Direct Marketing Retail (0.2%):
1,800,000	Amazon.com, Inc., 2.60%, 12/5/19, Callable 11/5/19 @ 100	1,795,436

IT Services (0.6%):
1,190,000	Fiserv, Inc., 2.70%, 6/1/20, Callable 5/1/20 @ 100	1,181,155
730,000	Fiserv, Inc., 3.80%, 10/1/23, Callable 9/1/23 @ 100	734,546
730,000	Fiserv, Inc., 4.20%, 10/1/28, Callable 7/1/28 @ 100	728,537
1,645,000	Refinitiv US Holdings, Inc., 6.25%, 5/15/26, Callable 11/15/21 @ 103.13^(a)	1,587,425
2,185,000	Refinitiv US Holdings, Inc., 8.25%, 11/15/26, Callable 11/15/21 @ 104.13^(a)	1,996,544

		6,228,207

Machinery (0.2%):
695,000	Caterpillar Financial Services Corp., 2.25%, 12/1/19, MTN^	690,069
13,000	Fortive Corp., 1.80%, 6/15/19	12,845
915,000	Manitowoc Foodservice, Inc., 9.50%, 2/15/24, Callable 2/15/19 @ 107.13^	979,050
200,000	Xylem, Inc., 3.25%, 11/1/26, Callable 8/1/26 @ 100	190,052

		1,872,016

See accompanying notes to the financial statements.

7

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Media (2.0%):
$275,000	CCO Holdings LLC, 5.25%, 3/15/21, Callable 2/7/19 @ 101.31	$275,172
2,035,000	CCO Holdings LLC, 5.25%, 9/30/22, Callable 2/7/19 @ 101.75	2,017,194
970,000	CCO Holdings LLC, 5.75%, 9/1/23, Callable 2/7/19 @ 102.88^	965,150
875,000	CCO Holdings LLC, 5.75%, 1/15/24, Callable 2/7/19 @ 102.88	866,250
5,149,000	CCO Holdings LLC, 5.13%, 5/1/27, Callable 5/1/22 @ 102.56^(a)	4,795,778
7,521,000	CCO Holdings LLC, 5.00%, 2/1/28, Callable 8/1/22 @ 102.5(a)	6,919,319
720,000	Charter Communications Operating LLC, 3.58%, 7/23/20, Callable 6/23/20 @ 100	719,224
2,045,000	Comcast Corp., 3.30%, 10/1/20	2,052,822
1,010,000	Comcast Corp., 2.74% (US0003M+33 bps), 10/1/20	1,005,341
935,000	Comcast Corp., 3.45%, 10/1/21^	944,480
795,000	Comcast Corp., 2.85% (US0003M+44 bps), 10/1/21	787,457
815,000	Sirius XM Radio, Inc., 6.00%, 7/15/24, Callable 7/15/19 @ 103(a)	817,038

		22,165,225

Multiline Retail (0.0%)†:
380,000	Dollar Tree, Inc., 3.15% (US0003M+70 bps), 4/17/20, Callable 4/17/19 @ 100	377,576

Multi-Utilities (0.9%):
1,020,000	Berkshire Hathaway Energy Co., 2.40%, 2/1/20, Callable 1/1/20 @ 100	1,013,340
150,000	Dominion Resources, Inc., 2.96%, 7/1/19	149,467
615,000	DTE Energy Co., Series D, 3.70%, 8/1/23, Callable 7/1/23 @ 100	610,694
2,625,000	DTE Energy Co., 3.80%, 3/15/27, Callable 12/15/26 @ 100	2,561,176
2,760,000	NiSource Finance Corp., 3.49%, 5/15/27, Callable 2/15/27 @ 100	2,633,714
1,545,000	NiSource Finance Corp., 4.38%, 5/15/47, Callable 11/15/46 @ 100	1,437,304
1,705,000	NiSource, Inc., 5.65% (H15T5Y+284 bps), 12/31/99, Callable 6/15/23 @ 100^(a)	1,585,650

		9,991,345

Oil, Gas & Consumable Fuels (0.2%):
1,020,000	Enterprise Products Operating LLC, 3.50%, 2/1/22	1,022,702
305,000	EQT Corp., 8.13%, 6/1/19	310,175
290,000	NGL Energy Part, LP / NGL Energy Finance Finance Corp., 5.13%, 7/15/19, Callable 6/15/19 @ 100^	287,825
500,000	Nustar Logistics, LP, 4.80%, 9/1/20^	490,000

		2,110,702

Personal Products (0.1%):
685,000	Unilever Capital Corp., 3.00%, 3/7/22	679,732

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Pharmaceuticals (0.3%):
$1,030,000	Elanco Animal Health, Inc., 3.91%, 8/27/21(a)	$1,036,409
500,000	Elanco Animal Health, Inc., 4.27%, 8/28/23, Callable 7/28/23 @ 100^(a)	499,577
1,195,000	Elanco Animal Health, Inc., 4.90%, 8/28/28, Callable 5/28/28 @ 100(a)	1,216,003

		2,751,989

Professional Services (0.2%):
2,407,681	Trans Union LLC Term Loan B-4, 4.54% (LIBOR+200bps), 8/9/22(b)	2,314,384

Software (0.5%):
5,335,000	Solera LLC, 10.50%, 3/1/24, Callable 3/1/19 @ 107.88(a)	5,681,775

Specialty Retail (0.2%):
130,000	AutoZone, Inc., 1.63%, 4/21/19	129,365
540,000	AutoZone, Inc., 2.50%, 4/15/21, Callable 3/15/21 @ 100	528,049
715,000	Home Depot, Inc., 3.05% (US0003M+31 bps), 3/1/22	707,803
600,000	Home Depot, Inc., 3.25%, 3/1/22	606,228

		1,971,445

Technology Hardware, Storage & Peripherals (0.3%):
3,180,000	Apple, Inc., 1.50%, 9/12/19	3,152,072

Tobacco (0.3%):
1,000,000	Philip Morris International, Inc., 2.00%, 2/21/20	987,520
660,000	Philip Morris International, Inc., 3.07% (US0003M+42 bps), 2/21/20	659,084
1,230,000	Philip Morris International, Inc., 2.63%, 2/18/22, Callable 1/18/22 @ 100	1,190,588

		2,837,192

Total Corporate Bonds (Cost $197,419,514)		200,431,781

Yankee Dollars (3.3%):
Banks (2.4%):
25,125,000	Kreditanstalt fuer Wiederaufbau, 2.88%, 4/3/28	25,208,719

Commercial Services & Supplies (0.0%)†:
480,000	Waste Connections, Inc., 4.25%, 12/1/28, Callable 9/1/28 @ 100	490,503

Electrical Equipment (0.2%):
260,000	Sensata Technologies BV, 5.63%, 11/1/24(a)	256,100
925,000	Sensata Technologies BV, 5.00%, 10/1/25(a)	869,500
600,000	Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26, Callable 2/15/21 @ 103.13(a)	603,000

		1,728,600

Health Care Equipment & Supplies (0.1%):
1,225,000	Medtronic Global Holdings, 1.70%, 3/28/19	1,221,849

Household Products (0.0%)†:
1,200,000	Reckitt Benckiser Treasury Services PLC, 3.38% (US0003M+56 bps), 6/24/22(a)	1,179,063

Insurance (0.1%):
735,000	Trinity Acquistion plc, 4.40%, 3/15/26, Callable 12/15/25 @ 100	730,381

See accompanying notes to the financial statements.

8

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2018

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Media (0.3%):
$2,890,000	Unitymedia Kabelbw GMBH, 6.13%, 1/15/25, Callable 1/15/20 @ 103.06(a)	$2,904,161

Oil, Gas & Consumable Fuels (0.2%):
1,650,000	Shell International Finance BV, 3.07% (US0003M+45 bps), 5/11/20	1,652,210

Total Yankee Dollars (Cost $34,896,508)		35,115,486

U.S. Treasury Obligation (2.2%):
U.S. Treasury Notes (2.2%)
25,050,000	2.25%, 11/15/27	24,197,713

Total U.S. Treasury Obligation (Cost $24,482,059)		24,197,713

Unaffiliated Investment Company (1.5%):
16,657,778	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 2.20%(c)	16,657,778

Total Unaffiliated Investment Company (Cost $16,657,778)		16,657,778

Short-Term Securities Held as Collateral for Securities on Loan (8.3%)(d)
Floating Rate Notes (2.0%)
1,300,000	Australia & New Zealand Banking Group, 2.96%, 10/10/19	1,299,934
1,195,000	Bank of America NA, 2.67%, 5/9/19	1,195,000
1,400,000	Bank of Nova Scotia, 2.85%, 2/28/19	1,400,195
1,525,000	BNP Paribas, 2.86%, 6/11/19	1,525,000
1,200,000	Canadian Imperial Bank of Commerce, 2.59%, 1/11/19	1,200,000
1,357,000	Collateralized Commercial Paper Program Co. LLC, 2.84%, 7/25/19	1,357,000
1,217,000	Credit Suisse AG, 2.57%, 10/1/19	1,217,000
1,300,000	Lloyds Bank plc, 2.78%, 5/10/19	1,300,000
1,200,000	Mitsubishi UFJ Trust and Banking Corp., 2.71%, 6/11/19	1,200,000
1,200,000	Natixis SA, 2.72%, 1/25/19	1,200,000
1,235,000	Nordea Bank Abp, 2.60%, 6/13/19	1,235,012

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Short-Term Securities Held as Collateral for Securities on Loan, continued
Floating Rate Notes, continued
$1,260,000	Oversea-Chinese Banking Corp., Ltd., 2.78%, 5/22/19	$1,260,000
1,300,000	Skandinaviska Enskilda Banken AB, 2.81%, 6/6/19	1,300,000
1,200,000	Societe Generale SA, 2.63%, 1/7/19	1,200,000
1,174,000	Sumitomo Mitsui Banking Corp., 2.68%, 1/14/19	1,173,996
1,247,000	Toronto-Dominion Bank, 2.50%, 4/17/19	1,247,452
1,300,000	Wells Fargo Bank NA, 2.82%, 10/23/19	1,300,000

		21,610,589

Repurchase Agreements (1.2%)
1,495,500	BNP Paribas SA, 2.54%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $1,495,711, Collateralized by U.S. Treasury Obligations and Corporate Debt Securities, 0.00% - 7.55%, 1/17/19 - 9/15/56, fair value of $1,561,640	1,495,500
11,721,733	Mizuho Securities USA LLC, 2.95%, 1/2/19, (Purchased on 12/31/18, proceeds at maturity $11,723,654, Collateralized by U.S. Government Agency Obligations, 2.00% - 5.50%, 2/1/31 - 2/20/48, fair value of $11,330,579	11,721,733

		13,217,233

Time Deposits (0.2%)
1,700,000	Societe Generale SA, 2.40%, 1/2/19	1,700,000

Miscellaneous Investments (4.9%)
52,969,955	Short-Term Investments(e)	52,969,955

Total Short-Term Securities Held as Collateral for Securities on Loan (Cost $89,497,777)		89,497,777

Total Investment Securities (Cost $1,099,207,766) —108.3%(f)		1,169,545,963
Net other assets (liabilities) — (8.3)%		(89,938,637)

Net Assets — 100.0%		$1,079,607,326

Percentages indicated are based on net assets as of December 31, 2018.

ADR—American Depositary Receipt

H15T5Y—5 Year Treasury Constant Maturity Rate

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

US0003M—3 Month US Dollar LIBOR

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2018. The total value of securities on loan as of December 31, 2018, was $86,970,698.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)

The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2018, these securities represent 0.22% of the net assets of the Fund.

(c)	The rate represents the effective yield at December 31, 2018.

(d)

Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(e)

Represents various short-term investments purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2018. Refer to Note 2 in the Notes to the Financial Statements for details.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

9

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2018

At December 31, 2018, the Fund’s over-the-counter options written were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Fair Value

Abbott Laboratories	Citigroup	Call	65.00 USD	1/22/19	455	$29,575	$(343,032)
Abbott Laboratories	Deutsche Bank	Call	67.50 USD	1/22/19	186	12,555	(97,567)
Abbott Laboratories	Citigroup	Call	67.50 USD	1/22/19	367	24,773	(192,511)
Alphabet, Inc.	Credit Suisse First Boston	Call	1200.00 USD	1/22/19	22	26,400	(1,065)
Alphabet, Inc.	Citigroup	Call	1200.00 USD	1/22/19	22	26,400	(1,065)
Alphabet, Inc.	Citigroup	Call	1200.00 USD	1/22/19	32	38,400	(2,329)
Alphabet, Inc.	Credit Suisse First Boston	Call	1200.00 USD	1/22/19	11	13,200	(801)
Alphabet, Inc.	Citigroup	Call	1260.00 USD	1/22/19	6	7,560	(109)
Alphabet, Inc.	Citigroup	Call	1260.00 USD	1/22/19	19	23,940	(222)
Alphabet, Inc.	Citigroup	Call	1300.00 USD	1/21/20	16	20,800	(62,490)
Alphabet, Inc.	Citigroup	Call	1340.00 USD	1/21/20	14	18,760	(44,497)
Alphabet, Inc.	Citigroup	Call	1400.00 USD	1/21/20	14	19,600	(32,494)
Alphabet, Inc.	Citigroup	Call	1500.00 USD	1/21/20	14	21,000	(18,958)
Amazon.com, Inc.	Citigroup	Call	2000.00 USD	1/22/19	16	32,000	(221)
Amazon.com, Inc.	Citigroup	Call	2300.00 USD	1/21/20	17	39,100	(57,055)
Amazon.com, Inc.	Credit Suisse First Boston	Call	2500.00 USD	1/21/20	7	17,500	(14,060)
Amazon.com, Inc.	Credit Suisse First Boston	Call	2600.00 USD	1/21/20	7	18,200	(10,860)
Amazon.com, Inc.	Credit Suisse First Boston	Call	2700.00 USD	1/21/20	7	18,900	(8,384)
American Electric Power Co., Inc.	Credit Suisse First Boston	Call	82.50 USD	1/21/20	10	825	(2,182)
American Electric Power Co., Inc.	Citigroup	Call	82.50 USD	1/21/20	96	7,920	(20,945)
American Electric Power Co., Inc.	Credit Suisse First Boston	Call	85.00 USD	1/21/20	10	850	(1,604)
American Electric Power Co., Inc.	Citigroup	Call	85.00 USD	1/21/20	96	8,160	(15,400)
American Tower Corp.	JPMorgan Chase	Call	155.00 USD	1/22/19	101	15,655	(53,973)
American Tower Corp.	Credit Suisse First Boston	Call	155.00 USD	1/22/19	93	14,415	(49,698)
American Tower Corp.	JPMorgan Chase	Call	160.00 USD	1/22/19	96	15,360	(23,507)
American Tower Corp.	JPMorgan Chase	Call	165.00 USD	1/22/19	97	16,005	(8,366)
American Tower Corp.	Credit Suisse First Boston	Call	170.00 USD	1/21/20	84	14,280	(77,948)
American Tower Corp.	Credit Suisse First Boston	Call	175.00 USD	1/21/20	84	14,700	(62,876)
Anthem, Inc.	Citigroup	Call	260.00 USD	1/22/19	58	15,080	(48,749)
Anthem, Inc.	Citigroup	Call	270.00 USD	1/22/19	133	35,910	(46,181)
Anthem, Inc.	Citigroup	Call	300.00 USD	1/21/20	41	12,300	(48,364)
Anthem, Inc.	Citigroup	Call	310.00 USD	1/21/20	41	12,710	(37,345)
Apple, Inc.	Credit Suisse First Boston	Call	200.00 USD	1/22/19	270	54,000	(301)
Booking Holdings, Inc.	Citigroup	Call	1900.00 USD	1/21/19	7	13,300	(3,212)
Booking Holdings, Inc.	Citigroup	Call	2000.00 USD	1/21/19	7	14,000	(651)
Booking Holdings, Inc.	Citigroup	Call	2300.00 USD	1/22/19	12	27,600	(28)
Booking Holdings, Inc.	Citigroup	Call	2100.00 USD	1/21/20	5	10,500	(45,875)
Booking Holdings, Inc.	Citigroup	Call	2125.00 USD	1/21/20	6	12,750	(51,275)
Booking Holdings, Inc.	Citigroup	Call	2200.00 USD	1/21/20	5	11,000	(34,413)
Duke Energy Corp.	Goldman Sachs	Call	85.00 USD	1/21/20	277	23,545	(175,080)
Duke Energy Corp.	Goldman Sachs	Call	90.00 USD	1/21/20	277	24,930	(110,250)
Duke Energy Corp.	Bank of America	Call	100.00 USD	1/21/20	147	14,700	(21,521)
Enterprise Products Partners LP	Citigroup	Call	30.00 USD	1/22/19	1,010	30,300	(789)
Facebook, Inc.	Citigroup	Call	180.00 USD	1/22/19	182	32,760	(32)
Facebook, Inc.	Citigroup	Call	200.00 USD	1/22/19	61	12,200	(1)
Intercontinental Exchange, Inc.	Citigroup	Call	80.00 USD	1/22/19	390	31,200	(6,505)
Intuit, Inc.	JPMorgan Chase	Call	190.00 USD	1/22/19	164	31,160	(167,953)
Intuit, Inc.	Goldman Sachs	Call	260.00 USD	1/21/20	13	3,380	(6,612)
Intuit, Inc.	Goldman Sachs	Call	270.00 USD	1/21/20	13	3,510	(5,042)
MasterCard, Inc.	Goldman Sachs	Call	180.00 USD	1/22/19	107	19,260	(123,007)
MasterCard, Inc.	Goldman Sachs	Call	185.00 USD	1/22/19	108	19,980	(86,753)
McDonald’s Corp.	Credit Suisse First Boston	Call	195.00 USD	1/21/20	70	13,650	(51,025)
McDonald’s Corp.	Citigroup	Call	195.00 USD	1/21/20	38	7,410	(27,699)
McDonald’s Corp.	Credit Suisse First Boston	Call	200.00 USD	1/21/20	70	14,000	(41,191)
McDonald’s Corp.	Citigroup	Call	200.00 USD	1/21/20	38	7,600	(22,360)
Microsoft Corp.	JPMorgan Chase	Call	100.00 USD	1/22/19	319	31,900	(135,915)

See accompanying notes to the financial statements.

10

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2018

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Fair Value
Microsoft Corp.	Royal Bank Of Canada	Call	105.00 USD	1/22/19	151	$15,855	$(25,863)
Microsoft Corp.	JPMorgan Chase	Call	105.00 USD	1/22/19	123	12,915	(21,067)
Microsoft Corp.	Deutsche Bank	Call	110.00 USD	1/22/19	576	63,360	(28,206)
Microsoft Corp.	JPMorgan Chase	Call	110.00 USD	1/22/19	123	13,530	(6,023)
Microsoft Corp.	Royal Bank Of Canada	Call	110.00 USD	1/22/19	151	16,610	(7,394)
Microsoft Corp.	Citigroup	Call	125.00 USD	1/21/20	121	15,125	(49,626)
Microsoft Corp.	Citigroup	Call	130.00 USD	1/21/20	121	15,730	(38,389)
Microsoft Corp.	Citigroup	Call	135.00 USD	1/21/20	122	16,470	(29,818)
Nextra Energy, Inc.	Credit Suisse First Boston	Call	200.00 USD	1/20/20	306	61,200	(105,546)
PNC Financial Services Group, Inc.	Citigroup	Call	130.00 USD	1/22/19	375	48,750	(6,851)
PNC Financial Services Group, Inc.	Credit Suisse First Boston	Call	165.00 USD	1/22/19	249	41,085	(6)
PNC Financial Services Group, Inc.	Credit Suisse First Boston	Call	180.00 USD	1/22/19	25	4,500	—
Texas Instruments, Inc.	Goldman Sachs	Call	125.00 USD	1/21/19	186	23,250	(19)
Texas Instruments, Inc.	Goldman Sachs	Call	130.00 USD	1/21/19	186	24,180	(7)
Texas Instruments, Inc.	Goldman Sachs	Call	130.00 USD	1/21/20	24	3,120	(3,751)
Thermo Fisher Scientific, Inc.	Bank of America	Call	230.00 USD	1/21/19	96	22,080	(26,890)
Thermo Fisher Scientific, Inc.	Bank of America	Call	240.00 USD	1/21/19	97	23,280	(7,954)
UnitedHealth Group, Inc.	Goldman Sachs	Call	260.00 USD	1/22/19	30	7,800	(8,953)
UnitedHealth Group, Inc.	Citigroup	Call	260.00 USD	1/22/19	36	9,360	(10,743)
UnitedHealth Group, Inc.	Goldman Sachs	Call	270.00 USD	1/22/19	166	44,820	(18,175)
UnitedHealth Group, Inc.	Citigroup	Call	270.00 USD	1/22/19	103	27,810	(11,278)
UnitedHealth Group, Inc.	Goldman Sachs	Call	290.00 USD	1/21/20	28	8,120	(30,343)
UnitedHealth Group, Inc.	Citigroup	Call	290.00 USD	1/21/20	56	16,240	(60,685)
UnitedHealth Group, Inc.	Citigroup	Call	300.00 USD	1/21/20	83	24,900	(70,182)
Visa, Inc.	Citigroup	Call	125.00 USD	1/21/19	156	19,500	(132,234)
Visa, Inc.	Citigroup	Call	105.00 USD	1/22/19	57	5,985	(154,697)
Visa, Inc.	Citigroup	Call	110.00 USD	1/22/19	57	6,270	(126,708)
Visa, Inc.	Citigroup	Call	115.00 USD	1/22/19	57	6,555	(99,216)
Visa, Inc.	Citigroup	Call	120.00 USD	1/22/19	158	18,960	(201,617)
Visa, Inc.	Credit Suisse First Boston	Call	135.00 USD	1/22/19	244	32,940	(54,422)
Visa, Inc.	Credit Suisse First Boston	Call	140.00 USD	1/22/19	234	32,760	(18,922)
Visa, Inc.	Citigroup	Call	150.00 USD	1/22/19	406	60,900	(3,134)
Visa, Inc.	Credit Suisse First Boston	Call	165.00 USD	1/20/20	61	10,065	(22,570)
Visa, Inc.	Credit Suisse First Boston	Call	150.00 USD	1/21/20	98	14,700	(72,007)
Visa, Inc.	Credit Suisse First Boston	Call	155.00 USD	1/21/20	99	15,345	(58,169)
Visa, Inc.	Credit Suisse First Boston	Call	160.00 USD	1/21/20	160	25,600	(74,760)
Yum! Brands, Inc.	Citigroup	Call	95.00 USD	1/22/19	267	25,365	(20,077)
Yum! Brands, Inc.	Citigroup	Call	100.00 USD	1/21/20	152	15,200	(72,514)
Yum! Brands, Inc.	Citigroup	Call	105.00 USD	1/21/20	152	15,960	(49,453)

Total (Premiums received $7,130,108)							$(4,230,617)

(a)	Notional amount is expressed as the number of contracts multiplied by the strike price of the underlying asset.

Balances Reported in the Statement of Assets and Liabilities for Options Written

Value

Options Written	$(4,230,617)

See accompanying notes to the financial statements.

11

AZL T. Rowe Price Capital Appreciation Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investment securities, at cost	$1,099,207,766

Investment securities, at value(a)	$1,169,545,963
Cash	146,049
Interest and dividends receivable	3,360,586
Foreign currency, at value (cost $88)	88
Receivable for investments sold	4,046,357
Reclaims receivable	12,525
Prepaid expenses	12,130

Total Assets	1,177,123,698

Liabilities:
Payable for investments purchased	2,771,786
Payable for capital shares redeemed	57,978
Payable for collateral received on loaned securities	89,497,777
Written Options (Premiums received $7,130,108)	4,230,617
Manager fees payable	654,287
Administration fees payable	12,697
Distribution fees payable	233,674
Custodian fees payable	4,971
Administrative and compliance services fees payable	4,718
Transfer agent fees payable	649
Trustee fees payable	1,807
Other accrued liabilities	45,411

Total Liabilities	97,516,372

Net Assets	$1,079,607,326

Net Assets Consist of:
Paid in capital	$930,057,806
Total distributable earnings	149,549,520

Net Assets	$1,079,607,326

Shares of beneficial interest (unlimited number of shares authorized, no par value)	63,775,706
Net Asset Value (offering and redemption price per share)	$16.93

(a)	Includes securities on loan of $86,970,698.

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends	$25,814,016
Interest	11,098,307
Income from securities lending	502,161
Foreign withholding tax	(101,906)

Total Investment Income	37,312,578

Expenses:
Manager fees	8,616,481
Administration fees	294,103
Distribution fees	2,872,160
Custodian fees	50,993
Administrative and compliance services fees	18,718
Transfer agent fees	6,454
Trustee fees	58,712
Professional fees	56,209
Shareholder reports	31,096
Other expenses	24,571

Total expenses before reductions	12,029,497
Less expenses voluntarily waived/reimbursed by the Manager	(574,449)

Net expenses	11,455,048

Net Investment Income/(Loss)	25,857,530

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	54,736,815
Net realized gains/(losses) on written options contracts	205,636
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(86,084,983)
Change in net unrealized appreciation/depreciation on written options contracts	10,587,452

Net realized and Change in net unrealized gains/losses on investments	(20,555,080)

Change in Net Assets Resulting From Operations	$5,302,450

See accompanying notes to the financial statements.

12

AZL T. Rowe Price Capital Appreciation Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change In Net Assets:
Operations:
Net investment income/(loss)	$25,857,530	$10,548,174
Net realized gains/(losses) on investments	54,942,451	63,427,330
Change in unrealized appreciation/depreciation on investments	(75,497,531)	76,089,126

Change in net assets resulting from operations	5,302,450	150,064,630

Distributions to Shareholders:(a)
Distributions	(73,943,574)	(54,135,566)

Change in net assets resulting from distributions to shareholders	(73,943,574)	(54,135,566)

Capital Transactions:
Proceeds from shares issued	32,612,882	67,203,687
Proceeds from dividends reinvested	73,943,574	54,135,566
Value of shares redeemed	(105,282,159)	(67,640,000)

Change in net assets resulting from capital transactions	1,274,297	53,699,253

Change in net assets	(67,366,827)	149,628,317
Net Assets:(a)
Beginning of period	1,146,974,153	997,345,836

End of period	$1,079,607,326	$1,146,974,153

Share Transactions:
Shares issued	1,759,202	3,823,159
Dividends reinvested	4,227,763	3,102,325
Shares redeemed	(5,838,367)	(3,829,923)

Change in shares	148,598	3,095,561

(a)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. See Note 2 in Notes to the Financial Statements.

See accompanying notes to the financial statements.

13

AZL T. Rowe Price Capital Appreciation Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$18.03	$16.48	$16.04	$15.90	$15.84

Investment Activities:
Net Investment Income/(Loss)	0.41	0.17	0.21	0.11	0.11
Net Realized and Unrealized Gains/(Losses) on Investments	(0.31)	2.28	1.03	0.68	1.69

Total from Investment Activities	0.10	2.45	1.24	0.79	1.80

Distributions to Shareholders From:
Net Investment Income	(0.17)	(0.24)	(0.12)	(0.10)	(0.06)
Net Realized Gains	(1.03)	(0.66)	(0.68)	(0.55)	(1.68)

Total Dividends	(1.20)	(0.90)	(0.80)	(0.65)	(1.74)

Net Asset Value, End of Period	$16.93	$18.03	$16.48	$16.04	$15.90

Total Return(a)	0.38%	15.04%	7.84%	5.07%	11.77%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,079,607	$1,146,974	$997,346	$1,150,906	$787,570
Net Investment Income/(Loss)	2.25%	0.97%	1.10%	0.98%	0.93%
Expenses Before Reductions(b)	1.05%	1.05%	1.05%	1.05%	1.05%
Expenses Net of Reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly	1.00%	1.00%	1.00%	1.00%	1.00	%(c)
Portfolio Turnover Rate	70%	65%	89%	73%	72%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)

Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remitted a portion of the brokerage commission which is used to pay certain Fund expenses. The Fund ceased participation in the program in June 2014.

See accompanying notes to the financial statements.

14

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2018

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 22 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL T. Rowe Price Capital Appreciation Fund (the “Fund”), and 21 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

15

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2018

Bank Loans

The Fund may invest in bank loans, which generally have interest rates which are reset periodically by reference to a base lending rate plus a premium. These base rates are primarily the London-Interbank Offered Rate and, secondarily, the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the anticipated or actual maturity may be considerably earlier than the stated maturity shown in the Schedule of Portfolio of Investments. All or a portion of any bank loans may be unfunded. The portfolio is obligated to fund any commitments at the borrower’s discretion. Therefore, the portfolio must have funds sufficient to cover its contractual obligation.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2018 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested in short-term investments that have a remaining maturity of 397 days or less, similar to investments held in compliance with Rule 2a-7 under the 1940 Act. Included in short-term investments may be investments in overnight repurchase agreements that are collateralized at 102% with securities issued by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government, or other approved issuers. The securities purchased with cash collateral received are reflected in the Fund’s Schedule of Portfolio Investments under Short-Term Securities Held as Collateral for Securities on Loan. Short-term securities held as collateral for securities on loan are valued at amortized cost which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security. These are typically categorized as Level 2 in the fair value hierarchy, as defined in Note 4. Income earned on these investments is included in “Income from securities lending” on the Statement of Operations.

The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $49,356 during the year ended December 31, 2018. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $89,408,420 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2018. At December 31, 2018, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2018, the Fund participated in the following cross-trade transactions:

	Purchases	Sales	Realized Gain/(Loss)

AZL T. Rowe Price Capital Appreciation Fund	$8,606,002	$584,991	$(83,367)

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2018, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the

16

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2018

amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

For the year ended December 31, 2018, the monthly average notional amount for written options contracts was $1.4 million. Realized gains and losses are reported as “Net realized gains/(losses) on options contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Equity Risk

Equity Contracts		$—	Written Options	$4,230,617

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2018:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on written options contracts/ Change in net unrealized appreciation/depreciation on written option contracts	$205,636	$10,587,452

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2018. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2018.

As of December 31, 2018, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Written option contracts	$—	$4,230,617

Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	4,230,617
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	—

Total assets and liabilities subject to a MNA	$—	$4,230,617

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2018:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities

Bank of America	$56,365	$—	$—	$—	$56,365
Citigroup	2,302,029	—	—	—	2,302,029
Credit Suisse First Boston	728,397	—	—	—	728,397
Deutsche Bank	125,773	—	—	—	125,773
Goldman Sachs	567,992	—	—	—	567,992
JPMorgan Chase	416,804	—	—	—	416,804
Royal Bank of Canada	33,257	—	—	—	33,257

Total	$4,230,617	$—	$—	$—	$4,230,617

*

The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

17

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2018

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management does not believe that adoption of ASU 2017-08 will materially impact the Fund’s financial statements.

In August 2018, FASB issued ASU No. 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. In addition, the amendments clarify that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU 2018-13. The Fund has early adopted ASU 2018-13 eliminated and modified disclosures with the financial statements prepared as of December 31, 2018.

In August 2018, the Securities and Exchange Commission (“SEC” or the “Commission”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from changes to and additions to existing disclosure requirements under Regulation S-X. The Fund’s adoption of these amendments, effective with the financial statements prepared as of December 31, 2018 had no effect on the Funds’ net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Prior to adoption of this amendment, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets appeared as follows:

For the Year Ended December 31, 2017

Distributions to Shareholders:
From net investment income	$(14,550,673)
From net realized gains	(39,584,893)

Change in net assets resulting from distributions to shareholders	$(54,135,566)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement, effective November 15, 2013, with T. Rowe Price Associates, Inc. (“T. Rowe Price”), T. Rowe Price provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2020.

For the year ended December 31, 2018, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL T. Rowe Price Capital Appreciation Fund	0.75%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2018, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide

18

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2018

annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2018, $9,067 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $174,000 annual Board retainer, the Lead Director receives an additional $43,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $26,100 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2018, actual Trustee compensation was $1,287,600 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. The Fund generally values index options at the average of the closing bid and ask quotations on the principal exchange on which the option is traded and are typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

19

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2018

The following is a summary of the valuation inputs used as of December 31, 2018 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$725,436,718	$—	$—	$725,436,718
Preferred Stocks
Banks	4,542,732	—	—	4,542,732
Capital Markets	1,596,254	—	—	1,596,254
Electric Utilities	6,109,100	—	—	6,109,100
Health Care Equipment & Supplies	10,834,405	—	—	10,834,405
Machinery	—	2,909,183	—	2,909,183
Multi-Utilities	4,729,000	3,609,000	—	8,338,000
Convertible Preferred Stocks
Banks	—	14,844,553	—	14,844,553
Electric Utilities		1,101,789	—	1,101,789
Asset Backed Securities	—	3,676,781	—	3,676,781
Bank Loans	—	27,272,813	—	27,272,813
Corporate Bonds
Electric Utilities	579,580	10,022,295	—	10,601,875
Other Corporate Bonds+		186,813,006	—	186,813,006
Yankee Dollars+	—	35,115,486	—	35,115,486
U.S. Treasury Obligations	—	24,197,713	—	24,197,713
Short-Term Securities Held as Collateral for Securities on Loan	—	89,497,777	—	89,497,777
Unaffiliated Investment Company	16,657,778	—	—	16,657,778

Total Investment Securities	770,485,567	399,060,396	—	1,169,545,963

Other Financial Instruments:*
Written Options	—	(4,230,617)	—	(4,230,617)

Total Investments	$770,485,567	$394,829,779	$—	$1,165,315,346

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as written options.

5. Security Purchases and Sales

For the year ended December 31, 2018, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL T. Rowe Price Capital Appreciation Fund	$845,562,203	$764,638,942

For the year ended December 31, 2018, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL T. Rowe Price Capital Appreciation Fund	$68,815,963	$69,669,451

6. Investment Risks

Bank Loan Risk: There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

20

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2018

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Mortgage-Related and Other Asset-Backed Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2018 is $ 1,095,318,940. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$119,285,421
Unrealized (depreciation)	(49,289,015)

Net unrealized appreciation/(depreciation)	$69,996,406

The tax character of dividends paid to shareholders during the year ended December 31, 2018 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL T. Rowe Price Capital Appreciation Fund	$26,818,851	$47,124,723	$73,943,574

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL T. Rowe Price Capital Appreciation Fund	$14,550,673	$39,584,893	$54,135,566

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL T. Rowe Price Capital Appreciation Fund	$25,828,337	$54,523,504	$—	$69,996,382	$150,348,223

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2018, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 95% of the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL T. Rowe Price Capital Appreciation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL T. Rowe Price Capital Appreciation Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for each of the periods ended on or prior to December 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 22, 2019

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2018, 28.28% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2018, the Fund declared net short-term capital gain distributions of $16,176,203.

During the year ended December 31, 2018, the Fund declared net long-term capital gain distributions of $47,124,723.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2020 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Agreements were most recently considered at Board meetings held in the fall of 2018. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 17, 2018, and at an “in person” Board meeting held October 23, 2018. The Agreements were approved at the Board meeting on October 23, 2018. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2020. In connection with such meetings, the

25

Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching its determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2018 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds that have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meeting held October 23, 2018, the Manager reported that for the one-year period ended June 30, 2018, eight Funds were in the top 40%, eight were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2018, 10 Funds were in the top 40%, three were in the middle 20% and seven were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2018, five Funds were in the top 40%, three were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, that such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only three Funds, the AZL Enhanced Bond Index Fund, the AZL Russell 1000 Value Index Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund, respectively, on September 12, 2018, to review the Funds’ current investment strategy, process and outlook. As a result of these discussions, the Board understood that the performance of these Funds was a consequence of their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers.

For the AZL Russell 1000 Value Index Fund, the Board understood that the peer groups utilized for performance ranking by Lipper include both active and passive funds. The Board also understood that an index fund’s performance generally should be judged based upon how closely the Fund’s performance matches the performance of the Fund’s benchmark index. The Board quarterly receives information regarding index attribution (performance versus benchmark index) for the AZL Russell 1000 Value Index Fund, and the Board found the performance of the Fund by that measure to be satisfactory. The Board also found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during the period.

Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 22 Funds reviewed by the Board in the fall of 2018, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

Based upon the information provided, the management fee ranking in 2018 for the 22 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 12 Funds at or below the 50th percentile); (2) for the AZL BlackRock Global Allocation Fund, the AZL Enhanced Bond Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, although the management fee ranked below the 65th percentile, the Manager proposed increasing the temporary management fee waiver by one basis point due to lower subadvisory fees negotiated by the Manager; and (4) for the AZL Russell 1000 Value Index Fund, the AZL Russell 1000 Growth Fund, and the AZL MetWest Total Return Bond Fund, the Manager recommended increasing a temporary management fee waiver by one basis point for the Russell Funds and by five basis points for the MetWest Fund. Increasing the temporary management fee waivers effectively decreases the management fee paid by a fund.

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The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2015 through December 31, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of December 31, 2017, were approximately $17.4 billion, and that no single Fund had assets in excess of $2.9 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for four Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	34	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	34	Luther College

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	34	Diamond Hill Funds (13 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	34	Connecticut Water Service, Inc.

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015	34	reSet Social Enterprise Investment Fund

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014	34	None

Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired	34	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	34	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.

Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)

The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

29

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1218 2/19

Item 2.	Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Arthur C. Reeds III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

		2018	2017*
(a)	Audit Fees	$359,200	$339,500
(b)	Audit-Related Fees	$0	$6,000
	Related to the consent on Form N-1A for the annual registration statement.

		2018	2017*
(c)	Tax Fees	$135,800	$79,500
	Preparation of the funds’ federal income tax returns.

		2018	2017*
(d)	All Other Fees	$0	$0

4(e)(1)

The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be either specifically approved by the Committee or entered into pursuant to the pre-approval policy. The Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor. The Committee has delegated pre-approval authority to its Chairman for any services not exceeding $10,000.

4(e)(2)

During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(f)	Not applicable

4(g)	2018	2017*
	$135,800	$85,500

4(h)	Not applicable

*	Fees shown above for the year 2017 are those of the previous audit firm, KPMG LLP. Effective November 2, 2018, PricewaterhouseCoopers LLP replaced KPMG LLP as Principal Accountant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Allianz Variable Insurance Products Trust

By (Signature and Title)	/s/ Brian Muench
Brian Muench, Principal Executive Officer

Date     February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian Muench
Brian Muench, Principal Executive Officer

Date     February 28, 2019

By (Signature and Title)	/s/ Bashir C. Asad
Bashir C. Asad, Principal Financial Officer & Principal Accounting Officer

Date     February 28, 2019